UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-23-158672) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series – Sector Funds Series - I
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO International Bond Fund (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	(3.68)%	1.02%	2.73%	6.22%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	(3.78)%	0.91%	2.63%	6.12%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	(3.83)%	0.87%	2.58%	6.06%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	(3.92)%	0.76%	2.48%	5.96%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	(4.07)%	0.61%	2.33%	5.77%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(7.67)%	(0.15)%	1.93%	5.63%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	(4.79)%	(0.14)%	1.56%	4.98%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	(5.71)%	(0.14)%	1.56%	4.98%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	(4.31)%	0.36%	2.07%	5.50%
Bloomberg Global Aggregate ex-USD (USD Hedged) Index	(3.27)%	0.90%	2.28%	5.06%♦
Lipper International Income Funds Average	(7.59)%	(2.13)%	(0.69)%	4.19%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

The Bloomberg Global Aggregate ex-USD (USD Hedged) Index was first published on January 1, 1998. For periods prior to January 1, 1998, information is based on performance of the Fund’s prior primary benchmark, the JPMorgan GBI Global ex-US Index Hedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares, and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	11

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of March 31, 2023†§

United States	33.0%
Short-Term Instruments‡	31.9%
Japan	6.3%
United Kingdom	5.1%
China	4.1%
Cayman Islands	4.1%
Denmark	3.1%
France	1.8%
Germany	1.4%
South Korea	1.4%
Ireland	1.3%
Australia	1.0%
Other	5.5%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration at the front-end of the U.S yield curve contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in Japan contributed to relative performance, as yields rose.
»	Long exposure to non-agency mortgages, detracted from relative performance, as spreads widened.

»	Exposure to subordinated financials particularly in the first half of the reporting period detracted from relative performance, as spreads widened.

»	Short exposure to the pound sterling in the second half of the reporting period detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,037.60	$3.40	$1,000.00	$1,021.59	$3.38	0.67%
I-2	1,000.00	1,037.10	3.91	1,000.00	1,021.09	3.88	0.77
I-3	1,000.00	1,036.80	4.16	1,000.00	1,020.84	4.13	0.82
Administrative Class	1,000.00	1,036.30	4.67	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,035.50	5.43	1,000.00	1,019.60	5.39	1.07
Class C	1,000.00	1,031.60	9.22	1,000.00	1,015.86	9.15	1.82
Class R	1,000.00	1,034.20	6.69	1,000.00	1,018.35	6.64	1.32

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2023	13

Benchmark Description

Index*	Benchmark Description

Bloomberg Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023	$10.30	$0.22	$(0.60)	$(0.38)	$(0.25)	$(0.17)	$(0.42)

03/31/2022	10.90	0.21	(0.64)	(0.43)	(0.17)	0.00	(0.17)

03/31/2021	10.45	0.20	0.51	0.71	(0.26)	0.00	(0.26)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	(0.33)

I-2

03/31/2023	10.30	0.21	(0.60)	(0.39)	(0.24)	(0.17)	(0.41)

03/31/2022	10.90	0.20	(0.65)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.51	0.70	(0.25)	0.00	(0.25)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	(0.32)

I-3

03/31/2023	10.30	0.20	(0.60)	(0.40)	(0.23)	(0.17)	(0.40)

03/31/2022	10.90	0.19	(0.64)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.50	0.69	(0.24)	0.00	(0.24)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	(0.30)

Administrative Class

03/31/2023	10.30	0.19	(0.60)	(0.41)	(0.22)	(0.17)	(0.39)

03/31/2022	10.90	0.18	(0.64)	(0.46)	(0.14)	0.00	(0.14)

03/31/2021	10.45	0.18	0.50	0.68	(0.23)	0.00	(0.23)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	(0.30)

Class A

03/31/2023	10.30	0.18	(0.60)	(0.42)	(0.21)	(0.17)	(0.38)

03/31/2022	10.90	0.16	(0.64)	(0.48)	(0.12)	0.00	(0.12)

03/31/2021	10.45	0.16	0.50	0.66	(0.21)	0.00	(0.21)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	(0.29)

Class C

03/31/2023	10.30	0.11	(0.61)	(0.50)	(0.13)	(0.17)	(0.30)

03/31/2022	10.90	0.08	(0.64)	(0.56)	(0.04)	0.00	(0.04)

03/31/2021	10.45	0.08	0.50	0.58	(0.13)	0.00	(0.13)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	(0.21)

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.50	(3.68)%	$8,131,472	0.63%		0.63%		0.50%		0.50%		2.26%		446%

10.30	(4.04)	7,924,193	0.51		0.51		0.50		0.50		1.92		334

10.90	6.79	8,358,457	0.52		0.52		0.50		0.50		1.87		520

10.45	2.22	7,276,178	0.60		0.60		0.50		0.50		2.18		333

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

9.50	(3.78)	3,512,183	0.73		0.73		0.60		0.60		2.15		446

10.30	(4.14)	3,208,025	0.61		0.61		0.60		0.60		1.82		334

10.90	6.68	3,086,917	0.62		0.62		0.60		0.60		1.77		520

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

9.50	(3.83)	109,771	0.78		0.83		0.65		0.70		2.08		446

10.30	(4.19)	143,648	0.66		0.71		0.65		0.70		1.77		334

10.90	6.63	193,552	0.67		0.72		0.65		0.70		1.72		520

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

9.50	(3.92)	79,193	0.88		0.88		0.75		0.75		1.99		446

10.30	(4.28)	98,955	0.76		0.76		0.75		0.75		1.67		334

10.90	6.52	142,953	0.77		0.77		0.75		0.75		1.62		520

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

9.50	(4.07)	670,583	1.03		1.03		0.90		0.90		1.84		446

10.30	(4.43)	863,436	0.91		0.91		0.90		0.90		1.52		334

10.90	6.36	1,067,670	0.92		0.92		0.90		0.90		1.47		520

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

9.50	(4.79)	28,700	1.78		1.78		1.65		1.65		1.08		446

10.30	(5.14)	43,591	1.66		1.66		1.65		1.65		0.76		334

10.90	5.57	64,114	1.67		1.67		1.65		1.65		0.72		520

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2023	$10.30	$0.16	$(0.61)	$(0.45)	$(0.18)	$(0.17)	$(0.35)

03/31/2022	10.90	0.14	(0.64)	(0.50)	(0.10)	0.00	(0.10)

03/31/2021	10.45	0.13	0.51	0.64	(0.19)	0.00	(0.19)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	(0.26)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.50	(4.31	) %	$54,401	1.28%	1.28%	1.15%	1.15%	1.59%	446%

10.30	(4.66)		67,742	1.16	1.16	1.15	1.15	1.27	334

10.90	6.10		72,152	1.17	1.17	1.15	1.15	1.22	520

10.45	1.56		66,882	1.25	1.25	1.15	1.15	1.54	333

10.90	3.58		67,237	1.20	1.20	1.15	1.15	1.50	202

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$13,460,861
Investments in Affiliates	1,364,689

Financial Derivative Instruments
Exchange-traded or centrally cleared	29,245
Over the counter	159,138
Cash	163
Deposits with counterparty	35,150
Foreign currency, at value	62,504
Receivable for investments sold	266,769
Receivable for investments sold on a delayed-delivery basis	2,595
Receivable for TBA investments sold	3,285,945
Receivable for Fund shares sold	35,711
Interest and/or dividends receivable	52,603
Dividends receivable from Affiliates	5,638
Reimbursement receivable from PIMCO	5
Other assets	5

Total Assets	18,761,021

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,387
Payable for short sales	1,102,908

Financial Derivative Instruments
Exchange-traded or centrally cleared	58,382
Over the counter	136,259
Payable for investments purchased	234,049
Payable for investments in Affiliates purchased	5,638
Payable for TBA investments purchased	4,482,587
Deposits from counterparty	112,075
Payable for Fund shares redeemed	18,402
Distributions payable	9,476
Accrued investment advisory fees	2,829
Accrued supervisory and administrative fees	3,268
Accrued distribution fees	50
Accrued servicing fees	170
Other liabilities	238

Total Liabilities	6,174,718

Net Assets	$12,586,303

Net Assets Consist of:

Paid in capital	$14,012,926
Distributable earnings (accumulated loss)	(1,426,623)

Net Assets	$12,586,303

Cost of investments in securities	$14,521,079
Cost of investments in Affiliates	$1,389,132
Cost of foreign currency held	$62,828
Proceeds received on short sales	$1,094,301
Cost or premiums of financial derivative instruments, net	$101,269

* Includes repurchase agreements of:	$81,998

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$8,131,472
I-2	3,512,183
I-3	109,771
Administrative Class	79,193
Class A	670,583
Class C	28,700
Class R	54,401

Shares Issued and Outstanding:

Institutional Class	856,151
I-2	369,794
I-3	11,558
Administrative Class	8,338
Class A	70,605
Class C	3,022
Class R	5,728

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.50
I-2	9.50
I-3	9.50
Administrative Class	9.50
Class A	9.50
Class C	9.50
Class R	9.50

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$289,816
Dividends, net of foreign taxes**	5,252
Dividends from Investments in Affiliates	42,987
Total Income	338,055

Expenses:

Investment advisory fees	29,227
Supervisory and administrative fees	33,723
Distribution and/or servicing fees - Administrative Class	216
Distribution and/or servicing fees - Class A	1,809
Distribution and/or servicing fees - Class C	345
Distribution and/or servicing fees - Class R	295
Trustee fees	67
Interest expense	15,689
Miscellaneous expense	22
Total Expenses	81,393
Waiver and/or Reimbursement by PIMCO	(62)
Net Expenses	81,331

Net Investment Income (Loss)	256,724

Net Realized Gain (Loss):

Investments in securities	(407,507)
Investments in Affiliates	320
Exchange-traded or centrally cleared financial derivative instruments	(216,167)
Over the counter financial derivative instruments	633,474
Short sales	(351)
Foreign currency	(4,687)

Net Realized Gain (Loss)	5,082

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(543,301)
Investments in Affiliates	(16,583)
Exchange-traded or centrally cleared financial derivative instruments	(4,145)
Over the counter financial derivative instruments	(133,013)
Foreign currency assets and liabilities	(22,367)

Net Change in Unrealized Appreciation (Depreciation)	(719,409)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(457,603)

* Foreign tax withholdings - Interest	$451

** Foreign tax withholdings - Dividends	$58

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$256,724	$250,202
Net realized gain (loss)	5,082	245,486
Net change in unrealized appreciation (depreciation)	(719,409)	(1,059,274)

Net Increase (Decrease) in Net Assets Resulting from Operations	(457,603)	(563,586)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(335,948)	(133,954)
I-2	(122,707)	(47,497)
I-3	(4,871)	(2,404)
Administrative Class	(3,272)	(1,778)
Class A	(27,236)	(11,175)
Class C	(1,009)	(208)
Class R	(2,076)	(632)

Total Distributions(a)	(497,119)	(197,648)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,191,435	125,009

Total Increase (Decrease) in Net Assets	236,713	(636,225)

Net Assets:

Beginning of year	12,349,590	12,985,815
End of year	$12,586,303	$12,349,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.0%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$4,830	$1,401
1.000% due 07/09/2029		126	35
3.500% due 07/09/2041 þ		920	258

Total Argentina (Cost $3,422)			1,694

AUSTRALIA 1.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		$28	28
5.631% due 09/05/2057 ~		1,988	1,987

RESIMAC Premier
5.759% due 02/07/2052 ~		1,592	1,589

			3,604

SOVEREIGN ISSUES 1.2%

Australia Government International Bond
0.500% due 09/21/2026	AUD	145,600	89,533
1.000% due 11/21/2031		23,500	13,047
1.250% due 05/21/2032		7,800	4,383
1.750% due 06/21/2051		8,800	3,800
2.500% due 05/21/2030		15,800	10,109
4.500% due 04/21/2033		40,700	29,984

			150,856

Total Australia (Cost $177,192)			154,460

BELGIUM 0.1%

CORPORATE BONDS & NOTES 0.1%

KBC Group NV
5.796% due 01/19/2029 •		$8,000	8,056

Total Belgium (Cost $8,000)			8,056

CANADA 0.4%

CORPORATE BONDS & NOTES 0.1%

CGI, Inc.
1.450% due 09/14/2026		$2,200	1,978

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	8,883

			10,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	8,227	$5,652
2.867% due 02/12/2055 ~		16,700	10,951
3.650% due 08/12/2053		6,200	4,424

			21,027

SOVEREIGN ISSUES 0.1%

Canada Government International Bond
1.750% due 12/01/2053		15,000	8,290

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		11,983	9,037

			17,327

Total Canada (Cost $55,537)			49,215

CAYMAN ISLANDS 4.8%

ASSET-BACKED SECURITIES 4.6%

ACAS CLO Ltd.
5.685% due 10/18/2028 •		$20,619	20,385

ACREC Ltd.
5.859% due 10/16/2036 •		14,500	13,851

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		21,145	20,919
5.955% due 07/22/2032 •		8,250	8,085

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		11,284	11,180

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		31,200	30,781
6.034% due 11/15/2036 •		30,600	29,967

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		9,687	9,588
5.808% due 07/20/2029 ~		3,002	2,992
5.822% due 01/17/2032 •		5,700	5,615
5.872% due 07/15/2032 ~		6,500	6,397

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •		27,463	27,168

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		9,835	9,660

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		22,644	22,436

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		13,000	12,869

GPMT Ltd.
6.011% due 07/16/2035 •		10,023	9,841

KKR CLO Ltd.
5.742% due 07/15/2030 •		10,300	10,185

LCM Ltd.
5.739% due 07/20/2030 •		18,291	18,020

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
5.984% due 11/15/2038 •	$29,800	$29,257
6.108% due 01/17/2037 •	11,600	11,243

Madison Park Funding Ltd.
5.938% due 04/25/2032 •	7,200	7,098

Marble Point CLO Ltd.
5.832% due 10/15/2030 •	10,625	10,498

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	7,907	7,741

MidOcean Credit CLO
5.965% due 02/20/2031 ~	11,500	11,300

MKS CLO Ltd.
5.808% due 07/20/2030 •	7,033	6,939

OSD CLO Ltd.
5.662% due 04/17/2031 •	10,834	10,653

OZLM Ltd.
5.968% due 07/20/2032 •	15,500	15,260

Romark CLO Ltd.
5.845% due 10/23/2030 •	17,900	17,712

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	12,170	12,079
5.858% due 10/20/2028 •	7,825	7,804
6.018% due 07/20/2032 •	15,350	15,063

Starwood Mortgage Trust
5.908% due 11/15/2038 •	21,900	21,478

Symphony CLO Ltd.
5.672% due 04/15/2028 •	1,538	1,533

TCW CLO Ltd.
5.788% due 04/25/2031 •	25,400	25,023

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •	9,550	9,359

TICP CLO Ltd.
5.648% due 04/20/2028 ~	3,621	3,621

Venture CLO Ltd.
5.672% due 04/15/2027 •	2,600	2,589
5.708% due 10/20/2028 •	8,850	8,737
5.798% due 07/20/2030 •	20,066	19,795
5.983% due 08/28/2029 •	16,282	16,073

Vibrant CLO Ltd.
5.848% due 09/15/2030 •	9,541	9,396
5.928% due 07/20/2032 •	8,800	8,572

Voya CLO Ltd.
5.792% due 10/15/2030 •	10,006	9,885

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •	5,910	5,839

		574,486

CORPORATE BONDS & NOTES 0.2%

KSA Sukuk Ltd.
5.268% due 10/25/2028	9,700	10,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM China Holdings Ltd.
4.750% due 02/01/2027		$3,400	$3,049

Sands China Ltd.
5.625% due 08/08/2025		4,100	4,000
5.900% due 08/08/2028		9,200	8,741

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,300	1,228

			27,138

Total Cayman Islands (Cost $610,789)			601,624

CHINA 4.8%

SOVEREIGN ISSUES 4.8%

China Government International Bond
2.370% due 01/20/2027	CNY	13,600	1,963
2.440% due 10/15/2027		3,105,330	447,906
2.680% due 05/21/2030		224,100	32,258
3.010% due 05/13/2028		79,300	11,722
3.280% due 12/03/2027		500	75
3.530% due 10/18/2051		707,500	108,222

Total China (Cost $616,973)			602,146

DENMARK 3.6%

CORPORATE BONDS & NOTES 3.6%

Jyske Realkredit AS
1.000% due 10/01/2023	DKK	180,000	25,940
1.000% due 04/01/2024		102,600	14,619
1.000% due 10/01/2050		931,779	97,332
1.500% due 10/01/2053		83,007	9,032

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		540,044	55,132
1.500% due 10/01/2053		46,497	5,261

Nykredit Realkredit AS
1.000% due 10/01/2050		763,072	81,114
1.000% due 10/01/2053		29,186	3,112
1.500% due 10/01/2053		256,617	28,378

Realkredit Danmark AS
1.000% due 04/01/2024		713,700	101,841
1.000% due 10/01/2050		256,449	27,655
1.000% due 10/01/2053		12,394	1,323
1.500% due 10/01/2053		65,801	7,245

Total Denmark (Cost $584,645)			457,984

FRANCE 2.1%

CORPORATE BONDS & NOTES 0.4%

Societe Generale SA
1.488% due 12/14/2026 •		$49,200	42,946
2.797% due 01/19/2028 •		7,400	6,541

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.337% due 01/21/2033 •		$7,800	$6,283

			55,770

SOVEREIGN ISSUES 1.7%

France Government International Bond
0.500% due 05/25/2072 (k)	EUR	19,400	8,334
0.750% due 05/25/2052		110,850	65,796
2.000% due 05/25/2048		117,900	101,746
3.250% due 05/25/2045		38,900	42,557

			218,433

Total France (Cost $391,594)			274,203

GERMANY 1.7%

CORPORATE BONDS & NOTES 1.7%

Deutsche Bank AG
0.898% due 05/28/2024 (i)		$8,700	8,171
1.000% due 11/19/2025 •	EUR	200	201
1.625% due 01/20/2027		42,200	39,512
1.750% due 11/19/2030 •		4,400	3,760
2.129% due 11/24/2026 •(i)		$10,600	9,144
2.222% due 09/18/2024 •		32,000	31,123
2.552% due 01/07/2028 •		22,600	19,205
2.625% due 12/16/2024	GBP	5,100	5,816
2.625% due 02/12/2026	EUR	18,800	18,913
3.035% due 05/28/2032 •(i)		$9,900	7,636
3.547% due 09/18/2031 •		9,700	7,962
3.729% due 01/14/2032 •(i)		4,200	3,136
3.961% due 11/26/2025 •		29,550	27,977

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	9,400	10,161

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,400	1,338

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	2,660

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	9,367

Schaeffler AG
3.375% due 10/12/2028	EUR	5,000	4,981

Total Germany (Cost $247,740)			211,063

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
6.250% due 09/22/2032		$17,400	17,780
7.625% due 03/29/2041		600	677

Total Hungary (Cost $17,977)			18,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.5%

ASSET-BACKED SECURITIES 1.3%

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	4,848	$5,174

Armada Euro CLO DAC
3.008% due 07/15/2031 •		15,000	15,868

Aurium CLO DAC
2.958% due 04/16/2030 •		7,439	7,873

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		7,000	7,376

BNPP AM Euro CLO DAC
2.938% due 10/15/2031 •		1,873	1,982

Cairn CLO DAC
3.068% due 04/30/2031 •		11,835	12,538
3.162% due 01/31/2030 •		3,452	3,662

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		18,982	20,117

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •		15,650	16,554
3.043% due 07/21/2030 •		7,202	7,648
3.587% due 09/15/2031 •		6,400	6,756

Harvest CLO DAC
2.928% due 10/15/2031 •		10,000	10,507

Jubilee CLO DAC
2.898% due 04/15/2030 ~		11,000	11,655
2.938% due 04/15/2031 •		8,700	9,160

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •		4,314	4,592
3.158% due 01/15/2030 •		4,358	4,653
3.647% due 12/15/2031 •		15,841	16,767

			162,882

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$6,900	6,692
1.650% due 10/29/2024		5,500	5,149
1.750% due 10/29/2024		5,000	4,662
2.450% due 10/29/2026		3,600	3,235

			19,738

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	2,622	2,781

Shamrock Residential DAC
3.752% due 01/24/2061 •		2,190	2,340

			5,121

Total Ireland (Cost $209,296)			187,741

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%

Israel Government International Bond
2.000% due 03/31/2027	ILS	111,200	$28,896
4.500% due 01/17/2033		$11,200	11,200

Total Israel (Cost $45,414)			40,096

ITALY 0.5%

CORPORATE BONDS & NOTES 0.4%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	14,835	14,418
2.625% due 04/28/2025		8,000	7,931
3.625% due 09/24/2024		1,500	1,549

UniCredit SpA
7.830% due 12/04/2023		$22,190	22,396

			46,294

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	7,504

Total Italy (Cost $60,710)			53,798

JAPAN 7.4%

CORPORATE BONDS & NOTES 0.7%

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		$9,600	9,522
5.588% (US0003M + 0.630%) due 05/25/2024 ~		18,500	18,415
6.154% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,766

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		7,700	7,300
4.345% due 09/17/2027		13,200	12,460
4.810% due 09/17/2030		12,600	11,418

Nomura Holdings, Inc.
2.329% due 01/22/2027		10,300	9,111

Olympus Corp.
2.143% due 12/08/2026		8,700	7,859

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	4,581

			92,432

SOVEREIGN ISSUES 6.7%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$43,400	39,535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.005% due 03/01/2024	JPY	10,500,000	$79,171
0.005% due 04/01/2024		5,270,000	39,738
0.005% due 05/01/2024		3,720,000	28,053
0.005% due 10/01/2024		11,480,000	86,604
0.100% due 03/10/2028 (f)		14,618,986	113,902
0.200% due 06/20/2036		2,810,000	19,908
0.500% due 09/20/2046		10,110,000	66,142
0.500% due 03/20/2049		11,846,000	74,855
0.700% due 12/20/2048		11,590,000	77,346
0.700% due 06/20/2051		9,715,000	63,322
0.700% due 12/20/2051		590,000	3,838
1.000% due 03/20/2052		2,860,000	20,138
1.100% due 09/20/2042		9,710,000	74,202
1.300% due 06/20/2052		1,760,000	13,340

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	41,414

			841,508

Total Japan (Cost $1,070,709)			933,940

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Aroundtown SA
1.625% due 01/31/2028	EUR	2,200	1,575

Logicor Financing SARL
1.625% due 07/15/2027		1,300	1,116

Total Luxembourg (Cost $4,035)			2,691

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$4,500	3,273
4.550% due 04/21/2050		3,300	3,059
4.800% due 04/21/2060		4,200	4,010

			10,342

SOVEREIGN ISSUES 0.2%

Malaysia Government International Bond
3.757% due 04/20/2023	MYR	50,500	11,454

Malaysia Government Investment Issue
3.151% due 05/15/2023		52,500	11,911

			23,365

Total Malaysia (Cost $33,790)			33,707

MEXICO 0.0%

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	5,249

Total Mexico (Cost $5,666)			5,249

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	14,200	$7,235

Total New Zealand (Cost $9,999)			7,235

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	20,700	12,875

Total Norway (Cost $15,060)			12,875

PERU 0.6%

SOVEREIGN ISSUES 0.6%

Peru Government International Bond
2.780% due 12/01/2060		$4,700	2,814
3.230% due 07/28/2121		3,300	1,975
5.400% due 08/12/2034	PEN	18,300	4,095
6.350% due 08/12/2028		210,950	54,734
8.200% due 08/12/2026		45,200	12,585

Total Peru (Cost $95,628)			76,203

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
3.875% due 02/14/2033	EUR	21,800	23,228
4.250% due 02/14/2043		6,230	6,568
4.875% due 10/04/2033 (b)		$7,800	7,775
5.500% due 04/04/2053 (b)		6,700	6,799

Total Poland (Cost $44,383)			44,370

QATAR 0.2%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy Trading LLC
2.250% due 07/12/2031		$10,200	8,680
3.125% due 07/12/2041		1,600	1,253
3.300% due 07/12/2051		4,600	3,439

			13,372

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		11,800	11,785

Total Qatar (Cost $28,053)			25,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.7%

SOVEREIGN ISSUES 0.7%

Romania Government International Bond
1.375% due 12/02/2029	EUR	9,090	$7,426
1.750% due 07/13/2030		12,500	9,992
2.000% due 01/28/2032		1,400	1,075
2.000% due 04/14/2033		1,700	1,262
2.124% due 07/16/2031		800	631
2.125% due 03/07/2028		14,800	13,714
2.625% due 12/02/2040		7,700	4,856
2.750% due 04/14/2041		4,445	2,852
2.875% due 04/13/2042		17,900	11,435
3.750% due 02/07/2034		12,500	10,613
5.000% due 09/27/2026		7,300	7,914
6.625% due 09/27/2029		13,100	14,534

Total Romania (Cost $118,209)			86,304

SAUDI ARABIA 0.6%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$1,200	1,015

SOVEREIGN ISSUES 0.6%

Saudi Government International Bond
3.250% due 10/22/2030		4,300	3,969
4.750% due 01/18/2028		32,100	32,518
4.875% due 07/18/2033		34,700	35,084
5.000% due 01/18/2053		1,000	932

			72,503

Total Saudi Arabia (Cost $72,253)			73,518

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	8,300	6,963
2.050% due 09/23/2036		6,900	4,539

Total Serbia (Cost $17,512)			11,502

SOUTH KOREA 1.6%

SOVEREIGN ISSUES 1.6%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	18,527
2.375% due 12/10/2027		25,830,000	19,036
2.375% due 12/10/2028		115,240,000	83,938
2.625% due 06/10/2028		80,130,000	59,380
5.500% due 03/10/2028		25,830,000	21,756

Total South Korea (Cost $248,452)			202,637

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.9%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	2,000	$2,078

Banco Santander SA
1.849% due 03/25/2026		$4,400	3,951

CaixaBank SA
6.208% due 01/18/2029 •		9,700	9,768

			15,797

SOVEREIGN ISSUES 0.8%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	3,500	3,793

Spain Government International Bond
0.850% due 07/30/2037		2,700	2,042
1.450% due 10/31/2071		26,890	14,223
1.900% due 10/31/2052		6,450	4,644
3.450% due 07/30/2066		58,320	58,212
3.900% due 07/30/2039		14,300	15,927
5.250% due 04/06/2029	GBP	900	1,145

			99,986

Total Spain (Cost $178,651)			115,783

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Bank for Reconstruction & Development
0.500% due 09/01/2023	AUD	1,700	1,120
0.500% due 12/21/2023		500	325

European Investment Bank
0.500% due 06/21/2023		13,600	9,024
0.500% due 08/10/2023		20,700	13,671

Inter-American Development Bank
2.500% due 04/14/2027		15,000	9,546

Total Supranational (Cost $42,172)			33,686

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.9%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$29,614	28,467
Credit Suisse AG AT1 Claim ^		16,825	967

Credit Suisse Group AG
3.288% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	6,400	6,472
3.800% due 06/09/2023		$11,200	10,990
3.869% due 01/12/2029 •		7,680	6,857
4.194% due 04/01/2031 •		17,800	15,847
4.282% due 01/09/2028		900	813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.373% due 07/15/2026 •		$13,100	$12,692
6.537% due 08/12/2033 •		23,600	24,308

UBS AG
5.125% due 05/15/2024 (h)		6,833	6,657

Total Switzerland (Cost $116,297)			114,070

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$6,600	7,024

Total United Arab Emirates (Cost $6,509)			7,024

UNITED KINGDOM 6.0%

CORPORATE BONDS & NOTES 1.8%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	16,721

Barclays PLC
4.338% due 05/16/2024 •		$800	798
4.375% due 01/12/2026		550	531
6.252% (US0003M + 1.380%) due 05/16/2024 ~		5,200	5,182

Haleon U.K. Capital PLC
3.125% due 03/24/2025		7,100	6,866

HSBC Holdings PLC
2.251% due 11/22/2027 •		16,000	14,208
3.973% due 05/22/2030 •		5,000	4,516
4.041% due 03/13/2028 •		4,100	3,850
4.292% due 09/12/2026 •		11,000	10,542
4.583% due 06/19/2029 •		7,400	7,029
6.534% (US0003M + 1.380%) due 09/12/2026 ~		9,500	9,423

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	4,476

Nationwide Building Society
2.972% due 02/16/2028 •		$13,800	12,446

NatWest Group PLC
4.500% due 03/31/2028 •(g)(h)	GBP	3,300	3,020
4.892% due 05/18/2029 •		$300	288
5.076% due 01/27/2030 •		5,732	5,579
5.516% due 09/30/2028 •		10,500	10,414
6.016% due 03/02/2034 •		6,800	7,053

Rolls-Royce PLC
3.625% due 10/14/2025		1,500	1,429

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		900	888

Santander U.K. PLC
4.619% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	36,600	45,201

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
0.991% due 01/12/2025 •		$14,000	$13,468
1.822% due 11/23/2025 •		11,900	11,080
2.608% due 01/12/2028 •		11,100	9,843
3.785% due 05/21/2025 •		23,100	22,648

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,512	1,783

			229,282

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Avon Finance PLC
5.071% due 09/20/2048 •		15,164	18,678

Business Mortgage Finance PLC
5.195% due 02/15/2041 ~		477	587

EuroMASTR PLC
4.445% due 06/15/2040 •		92	105

Eurosail PLC
3.108% due 03/13/2045 •	EUR	19	21
3.197% due 12/15/2044 •		6,480	6,863
4.431% due 03/13/2045 •	GBP	3	4
4.971% due 09/13/2045 •		874	1,061
5.221% due 06/13/2045 ~		335	408

Finsbury Square PLC
5.460% due 06/16/2070 •		3,971	4,902

Great Hall Mortgages PLC
2.776% due 03/18/2039 •	EUR	326	350
2.796% due 06/18/2038 •		4	4
4.430% due 06/18/2039 ~	GBP	9	11
4.440% due 06/18/2038 •		137	167
5.093% due 06/18/2039 •		$333	329

Landmark Mortgage Securities PLC
4.503% due 06/17/2038 •	GBP	1	2

Ludgate Funding PLC
2.292% due 01/01/2061 •	EUR	118	122

Mansard Mortgages PLC
4.926% due 12/15/2049 ~	GBP	3,572	4,289

Newgate Funding PLC
2.372% due 12/01/2050 ~	EUR	2,588	2,516
3.557% due 12/15/2050 •		4,774	4,956
4.207% due 12/15/2050 •		991	986
4.283% due 12/01/2050 •	GBP	43	50
4.445% due 12/15/2050 •		2,220	2,492
4.457% due 12/15/2050 •	EUR	1,626	1,554
5.245% due 12/15/2050 •	GBP	2,181	2,544
5.495% due 12/15/2050 ~		1,229	1,393

Resloc UK PLC
4.436% due 12/15/2043 •		406	480
4.496% due 12/15/2043 •		700	806

Ripon Mortgages PLC
4.815% due 08/28/2056 •		86,517	105,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RMAC Securities PLC
3.188% due 06/12/2044 •	EUR	78	$80
4.420% due 06/12/2044 •	GBP	1,305	1,500
4.440% due 06/12/2044 •		3,557	4,163
5.304% due 06/12/2044 •		$182	174

Silverstone Master Issuer PLC
4.661% due 01/21/2070 •	GBP	7,644	9,442

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •		35,428	43,602

Towd Point Mortgage Funding
4.993% due 05/20/2045 •		12,703	15,592
5.012% due 02/20/2045 •		4,717	5,796
5.037% due 10/20/2051 •		12,267	15,144
5.243% due 07/20/2045 ~		31,473	38,475
5.893% due 02/20/2054 •		3,003	3,699

Trinity Square PLC
4.713% due 07/15/2059 •		15,679	19,271

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	5,095
5.124% due 12/21/2049 •		30,475	37,202
5.824% due 12/21/2049 •		6,230	7,564
6.324% due 12/21/2049 •		3,115	3,762
6.824% due 12/21/2049 •		1,780	2,143
7.324% due 12/21/2049 •		1,780	2,108

			376,176

SOVEREIGN ISSUES 1.2%

United Kingdom Gilt
0.625% due 10/22/2050		38,900	21,997
1.250% due 07/31/2051		47,100	32,328
1.500% due 07/31/2053		29,830	21,501
1.750% due 01/22/2049		28,000	22,694
4.250% due 12/07/2040		40,600	52,741

			151,261

Total United Kingdom (Cost $894,863)			756,719

UNITED STATES 38.8%

ASSET-BACKED SECURITIES 4.1%

ACE Securities Corp. Home Equity Loan Trust
4.915% due 11/25/2036 •		$4,026	1,681
5.430% due 02/25/2036 ~		15,521	12,937

AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.785% due 06/25/2029 •		185	175

AREIT Trust
6.985% due 06/17/2039 •		9,700	9,691

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.878% due 02/25/2034 •		206	194

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
4.975% due 01/25/2037 •	$4,054	$2,817

Asset-Backed Securities Corp. Home Equity Loan Trust
5.940% due 02/25/2035 •	4,055	4,025
6.034% due 04/15/2033 •	448	435

BDS Ltd.
6.556% due 03/19/2039 •	21,300	20,873

Bear Stearns Asset-Backed Securities Trust
5.065% due 03/25/2037 ~	1,257	1,264
5.505% due 10/25/2032 •	4	4
5.645% due 10/27/2032 •	19	19

Citigroup Mortgage Loan Trust
4.258% due 10/25/2037 þ	1,002	931
4.905% due 07/25/2045 •	206	145
4.995% due 12/25/2036 •	6,483	2,719
5.005% due 12/25/2036 •	2,392	1,338
5.025% due 01/25/2037 ~	4,611	3,365
5.105% due 03/25/2037 •	1,728	1,461
5.235% due 06/25/2037 •	2,189	2,154
5.295% due 08/25/2036 •	16,899	16,121
5.365% due 03/25/2036 •	4,648	4,130

Countrywide Asset-Backed Certificates
5.525% due 12/25/2036 ^•	231	173

Countrywide Asset-Backed Certificates Trust
4.394% due 12/25/2034 •	9,619	8,780
4.464% due 08/25/2035 ^~	370	336
4.985% due 05/25/2035 •	1,911	1,843
4.985% due 06/25/2035 •	6,122	5,518
4.985% due 08/25/2037 ^•	3,681	3,173
5.045% due 06/25/2047 ^•	5,341	4,552
5.075% due 04/25/2047 •	12,300	11,056
5.105% due 12/25/2036 ^•	991	893
5.165% due 05/25/2036 •	222	285
5.325% due 03/25/2036 •	973	857
5.820% due 01/25/2036 •	16,483	15,876
5.850% due 10/25/2035 •	5,964	5,858

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •	16	15

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •	3	1

First Franklin Mortgage Loan Trust
5.745% due 03/25/2034 ~	5,164	4,998

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •	22,000	21,191

Fremont Home Loan Trust
4.995% due 10/25/2036 •	6,523	2,717
5.385% due 02/25/2036 •	7,522	6,315

GSAA Home Equity Trust
5.205% due 03/25/2036 •	6,412	2,350
5.995% due 03/25/2046 ^~	860	341

GSAMP Trust
4.975% due 12/25/2046 •	8,033	4,444
5.115% due 03/25/2047 •	1,256	1,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
5.445% due 11/25/2032 •	$2	$1

Home Equity Mortgage Loan Asset-Backed Trust
5.015% due 04/25/2037 •	3,797	2,618
5.085% due 04/25/2037 •	8,004	5,234

HSI Asset Securitization Corp. Trust
5.105% due 04/25/2037 ~	6,699	3,494
5.460% due 01/25/2036 •	4,500	4,013

JP Morgan Mortgage Acquisition Trust
5.065% due 08/25/2036 •	43	31
5.115% due 07/25/2036 •	2,622	2,177

LCCM Trust
5.884% due 12/13/2038 •	10,300	9,983

LMREC LLC
5.847% due 04/22/2037 •	2,660	2,641

Long Beach Mortgage Loan Trust
5.365% due 08/25/2045 •	2,581	2,460
5.405% due 10/25/2034 •	12	11

MASTR Asset-Backed Securities Trust
4.995% due 10/25/2036 •	11,536	3,759
5.045% due 08/25/2036 •	6,407	2,189
5.065% due 10/25/2036 ~	3,433	1,127
5.145% due 03/25/2036 •	634	436
5.580% due 10/25/2035 •	10,803	10,415

Merrill Lynch Mortgage Investors Trust
5.005% due 09/25/2037 •	22	5
5.085% due 02/25/2037 •	44	13
5.565% due 05/25/2036 •	197	194

MESA Trust
5.645% due 12/25/2031 •	7	7

MF1 LLC
6.906% due 06/19/2037 •	14,200	14,071

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 10/25/2036 •	664	583
4.985% due 05/25/2037 •	2,975	2,063
4.995% due 11/25/2036 •	9,194	5,206
5.045% due 05/25/2037 •	31,356	16,525
5.325% due 06/25/2036 •	3,752	1,953

Morgan Stanley Home Equity Loan Trust
5.015% due 04/25/2037 •	9,929	5,411
5.075% due 04/25/2037 •	7,310	3,990
5.195% due 04/25/2037 •	1,052	576

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 ^þ	1,358	329

Morgan Stanley Structured Trust
5.145% due 06/25/2037 ~	8,683	7,874

New Century Home Equity Loan Trust
5.970% due 10/25/2033 •	6,339	6,143

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.280% due 03/25/2036 •	2,869	2,802
5.475% due 02/25/2036 •	11,515	10,179

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Resecuritization Trust
4.082% due 12/26/2037 ~	$9,350	$8,241

NovaStar Mortgage Funding Trust
4.975% due 03/25/2037 ~	15,973	10,609

Option One Mortgage Loan Trust
4.985% due 02/25/2037 ~	12,695	6,463
5.065% due 05/25/2037 ~	1,973	1,168
5.625% due 02/25/2035 ~	3,767	3,549

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	2,345	2,304

PRET LLC
1.843% due 09/25/2051 þ	22,919	21,314

RAAC Trust
5.345% due 02/25/2037 •	4,823	4,493

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	14,365	4,634
5.675% due 06/25/2037 ^þ	16,477	5,007
5.731% due 11/25/2036 þ	26,069	9,273

Residential Asset Mortgage Products Trust
5.285% due 12/25/2035 •	1,683	1,494
5.445% due 03/25/2036 •	1,137	1,093

Residential Asset Securities Corp. Trust
5.685% due 09/25/2034 ~	538	490

Saxon Asset Securities Trust
6.595% due 12/25/2037 •	4,487	3,752

Securitized Asset-Backed Receivables LLC Trust
4.975% due 05/25/2037 ^•	186	139
5.185% due 08/25/2036 ^~	1,199	386

SMB Private Education Loan Trust
3.940% due 02/16/2055	19,607	18,603
6.008% due 02/16/2055 •	2,141	2,108

Soundview Home Loan Trust
4.965% due 11/25/2036 •	34	10
5.250% due 12/25/2036 •	8,194	7,929
5.345% due 11/25/2036 ~	8,635	7,973

Structured Asset Investment Loan Trust
5.795% due 07/25/2033 ~	4,106	3,891

Structured Asset Securities Corp. Mortgage Loan Trust
5.005% due 03/25/2036 •	1,279	1,194
5.075% due 05/25/2047 •	3,384	3,193
5.285% due 12/25/2036 •	19,167	17,266

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035	9,000	9,255

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	24,400	23,696

WaMu Asset-Backed Certificates WaMu Trust
5.135% due 05/25/2037 •	4,349	3,564

Wells Fargo Home Equity Asset-Backed Securities Trust
5.190% due 01/25/2037 •	18,286	17,475

		518,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.6%

7-Eleven, Inc.
0.800% due 02/10/2024		$1,100	$1,054

AbbVie, Inc.
1.500% due 11/15/2023	EUR	700	750

American Tower Corp.
3.000% due 06/15/2023		$900	895

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,333

Bayer U.S. Finance LLC
4.250% due 12/15/2025		10,300	10,084
5.876% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,291

Blackstone Holdings Finance Co. LLC
3.500% due 06/01/2034	EUR	12,200	11,208

Boeing Co.
2.750% due 02/01/2026		$10,300	9,780

Broadcom, Inc.
2.450% due 02/15/2031		6,400	5,243
2.600% due 02/15/2033		2,900	2,276
3.137% due 11/15/2035		3,948	3,039
3.419% due 04/15/2033		1,100	921

Charter Communications Operating LLC
3.750% due 02/15/2028		19,100	17,751
3.950% due 06/30/2062		8,700	5,524
5.125% due 07/01/2049		5,200	4,121
6.464% (US0003M + 1.650%) due 02/01/2024 ~		4,100	4,116

Citigroup, Inc.
3.290% due 03/17/2026 •(i)		8,500	8,152

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		3,800	3,210

Energy Transfer LP
3.900% due 05/15/2024		900	881

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		7,600	7,054
2.700% due 08/10/2026		1,900	1,693
2.748% due 06/14/2024	GBP	1,600	1,881
2.900% due 02/16/2028		$900	775
2.900% due 02/10/2029		7,500	6,219
3.375% due 11/13/2025		21,100	19,805
3.384% due 11/15/2023 •	EUR	500	540
3.416% due 12/01/2024 •		5,250	5,587
3.664% due 09/08/2024		$4,200	4,036
3.810% due 01/09/2024		400	396
4.063% due 11/01/2024		1,200	1,160
4.535% due 03/06/2025	GBP	3,900	4,626
5.584% due 03/18/2024		$7,500	7,434

GA Global Funding Trust
2.250% due 01/06/2027		7,400	6,463

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		14,300	13,845

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 07/27/2023	EUR	8,200	$8,857
3.615% due 03/15/2028 •		$10,500	9,944
5.879% (SOFRRATE + 1.120%) due 02/24/2028 ~		5,000	4,882

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	8,687

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		26,700	26,229

Marvell Technology, Inc.
1.650% due 04/15/2026		6,400	5,805
2.950% due 04/15/2031		3,600	3,009

Morgan Stanley
2.630% due 02/18/2026 •		11,500	10,923

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	11,100	12,994

Oracle Corp.
1.650% due 03/25/2026 (i)		$20,600	18,934

Organon & Co.
4.125% due 04/30/2028		3,700	3,386

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	175
2.950% due 03/01/2026		700	652
3.150% due 01/01/2026		1,400	1,308
3.500% due 08/01/2050		500	331
3.950% due 12/01/2047		900	642
4.000% due 12/01/2046		800	566
4.250% due 03/15/2046		500	370
4.300% due 03/15/2045		600	452
4.400% due 03/01/2032		2,500	2,255
4.500% due 07/01/2040		300	247
4.550% due 07/01/2030		600	563
4.600% due 06/15/2043		1,100	868
4.750% due 02/15/2044		1,207	971
4.950% due 07/01/2050		100	83

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		5,000	4,870

Principal Life Global Funding
1.375% due 01/10/2025		5,100	4,770

Southern California Edison Co.
0.700% due 04/03/2023		6,200	6,200
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~		4,300	4,300
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~		6,500	6,460

			330,876

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
7.172% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,457	4,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
6.557% due 02/01/2027	$12,888	$12,789

Hilton Worldwide Finance LLC
6.642% due 06/22/2026	286	286

Organon & Co.
7.750% - 8.000% (LIBOR03M + 3.000%) due 06/02/2028 ~	4,746	4,750

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~	11,102	11,048

		33,827

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	129

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	7,700	6,452

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.332% due 06/01/2027	5,000	4,499
2.532% due 06/01/2028	3,300	2,920

		14,000

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~	45	37

American Home Mortgage Assets Trust
5.035% due 05/25/2046 ^•	144	115

BAMLL Commercial Mortgage Securities Trust
5.734% due 09/15/2038 •	15,200	14,205

Banc of America Funding Trust
3.257% due 03/20/2036 ~	42	37
3.928% due 10/20/2046 ^~	31	26
4.105% due 11/20/2034 ~	147	139
4.160% due 02/20/2036 ~	362	330
4.412% due 01/20/2047 ^~	55	49
5.500% due 01/25/2036	36	36
6.000% due 03/25/2037 ^	131	109

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~	67	55
3.590% due 04/25/2035 ~	92	76
4.013% due 09/25/2035 ^~	12	11

BCAP LLC Trust
3.532% due 01/26/2047 ~	149	138
5.250% due 02/26/2036 ~	419	189
5.250% due 04/26/2037	751	446

Bear Stearns Adjustable Rate Mortgage Trust
3.883% due 07/25/2034 ~	15	14
4.036% due 11/25/2034 ~	1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.083% due 05/25/2034 ~	$58	$52
4.099% due 05/25/2034 ~	53	44
4.135% due 10/25/2033 ~	23	21
4.238% due 02/25/2034 ~	6	5
4.283% due 01/25/2035 ~	81	79

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~	123	80
3.687% due 11/25/2036 ^~	247	115
3.690% due 08/25/2036 ^~	639	436
3.841% due 08/25/2036 ^~	907	462
3.895% due 11/25/2035 ^~	42	33
3.964% due 09/25/2035 ^~	1,684	1,033
4.601% due 01/25/2036 ^~	105	97

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	27	20

Chase Mortgage Finance Trust
3.774% due 07/25/2037 ~	403	302
3.949% due 02/25/2037 ~	92	88

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 05/25/2036 ~	446	375

CIM Trust
5.500% due 08/25/2064 ~	7,842	7,956

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	34	28

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	15,509	12,625
3.000% due 11/27/2051 ~	37,395	31,754
3.150% due 03/25/2037 ^~	202	170
3.748% due 07/25/2046 ^~	381	337
3.890% due 09/25/2037 ^~	320	274
3.906% due 08/25/2035 ~	8	8
3.950% due 05/25/2035 •	10	10

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.147% due 09/25/2035 ^~	815	687

COLT Mortgage Loan Trust
4.156% due 02/25/2067 ~	11,340	10,302

Commercial Mortgage Trust
0.602% due 03/10/2046 ~(a)	10,938	0

Countrywide Alternative Loan Trust
3.973% due 02/25/2037 ^~	60	49
4.388% due 11/25/2047 ^~	1,417	1,124
4.518% due 11/25/2047 ^•	3,293	2,612
4.538% due 08/25/2035 •	151	137
4.638% due 11/25/2035 •	153	129
4.951% due 09/20/2046 •	1,421	1,370
4.971% due 07/20/2046 ^~	294	225
5.000% due 11/25/2035	3,117	1,800
5.125% due 04/25/2047 •	514	439
5.178% due 11/25/2035 •	148	127
5.181% due 03/20/2046 •	42	32
5.181% due 05/20/2046 ^•	367	300
5.195% due 05/25/2037 ^•	315	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.225% due 09/25/2046 ^•	$293	$265
5.245% due 09/25/2035 ^~	112	69
5.250% due 06/25/2035 ^	74	57
5.265% due 07/25/2046 ^•	27	23
5.295% due 09/25/2035 ^•	946	577
5.405% due 02/25/2037 •	161	131
6.250% due 08/25/2037 ^	298	162
6.500% due 08/25/2032	2	2

Countrywide Home Loan Mortgage Pass-Through Trust
3.512% due 09/20/2036 ^~	77	65
3.521% due 02/25/2047 ^~	119	100
3.556% due 05/20/2036 ~	177	156
3.783% due 04/20/2036 ~	2,669	2,334
3.786% due 11/25/2034 ~	248	221
3.805% due 03/25/2037 ^~	91	77
5.385% due 03/25/2035 •	274	236
5.425% due 04/25/2035 •	275	243
5.485% due 03/25/2035 •	240	192
5.505% due 02/25/2035 •	6	5
5.512% due 02/20/2036 ^•	208	181
6.000% due 08/25/2037	989	525

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,365	859

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	3,018	2,457
6.085% due 07/15/2038 •	4,800	4,489

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.985% due 07/25/2047 ~	261	226
5.225% due 08/25/2047 •	6,345	4,844
5.595% due 10/25/2047 •	3,075	2,404

Downey Savings & Loan Association Mortgage Loan Trust
5.401% due 07/19/2045 ^•	4	0

Extended Stay America Trust
5.765% due 07/15/2038 ~	25,088	24,355

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~	46	31

GCAT Trust
3.000% due 04/25/2052 ~	16,306	13,847

GreenPoint Mortgage Funding Trust
5.205% due 01/25/2037 •	300	249
5.265% due 04/25/2036 •	195	161
5.385% due 11/25/2045 •	68	61

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~	4	4

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	6,221	5,065
2.500% due 02/25/2052 ~	13,655	11,116

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 04/25/2052 ~	$7,959	$6,449
2.500% due 07/25/2052 ~	22,077	17,890
3.000% due 08/26/2052 ~	34,791	29,543
3.000% due 09/25/2052 ~	36,636	31,110

GSR Mortgage Loan Trust
3.591% due 05/25/2035 ~	56	46
3.709% due 11/25/2035 ~	110	97
3.918% due 04/25/2035 ~	11	9
4.052% due 09/25/2035 ~	85	79
4.367% due 01/25/2035 ~	90	81
5.075% due 05/25/2037 •	2,788	1,515
6.780% due 03/25/2033 •	15	15

HarborView Mortgage Loan Trust
3.305% due 07/19/2035 ^~	66	47
4.951% due 09/19/2037 •	442	376
5.241% due 03/19/2036 ^•	66	57

HomeBanc Mortgage Trust
3.099% due 04/25/2037 ^~	445	393

Impac CMB Trust
5.565% due 10/25/2034 •	250	231
5.625% due 10/25/2034 •	82	79
5.845% due 07/25/2033 •	4	4

IndyMac IMSC Mortgage Loan Trust
5.205% due 07/25/2047 •	1,493	1,004

IndyMac INDA Mortgage Loan Trust
3.377% due 08/25/2036 ~	296	229
3.700% due 11/25/2035 ^~	50	47

IndyMac INDB Mortgage Loan Trust
5.445% due 11/25/2035 ^•	130	77

IndyMac INDX Mortgage Loan Trust
3.298% due 03/25/2036 ~	3,292	2,200
3.501% due 09/25/2035 ^~	3,770	3,034
3.834% due 12/25/2034 ~	30	28
5.145% due 06/25/2037 ^•	286	110
5.225% due 09/25/2046 •	1,667	1,382
5.325% due 06/25/2037 •	284	244
5.345% due 02/25/2037 ~	499	311

JP Morgan Alternative Loan Trust
4.709% due 12/25/2035 ^~	3,864	2,818
5.325% due 10/25/2036 ~	7,760	6,693
5.500% due 11/25/2036 ^~	6	3

JP Morgan Mortgage Trust
3.000% due 12/25/2051 ~	13,582	11,533
3.000% due 01/25/2052 ~	60,235	51,149
3.000% due 03/25/2052 ~	58,180	49,621
3.000% due 04/25/2052 ~	56,462	47,945
3.000% due 05/25/2052 ~	91,040	77,307
3.202% due 11/25/2033 ~	34	31
3.500% due 09/25/2052 ~	8,797	7,795
3.846% due 07/25/2035 ~	45	42
3.915% due 02/25/2036 ^~	205	150
4.029% due 09/25/2035 ~	44	37
4.214% due 10/25/2035 ~	4	4
5.000% due 05/25/2052 •	12,427	11,434

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMBB Commercial Mortgage Securities Trust
0.604% due 04/15/2047 ~(a)	$22,268	$68

Luminent Mortgage Trust
5.185% due 12/25/2036 •	1,011	857

Manhattan West Mortgage Trust
2.130% due 09/10/2039	23,200	20,001

MASTR Adjustable Rate Mortgages Trust
5.055% due 04/25/2046 •	709	603
5.445% due 05/25/2047 ^~	10	10

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	371	39
6.000% due 03/25/2036 ^	818	727

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.164% due 06/15/2030 •	7	7
5.267% due 10/20/2029 •	5	5

Merrill Lynch Mortgage Investors Trust
3.471% due 06/25/2035 ~	79	73
3.955% due 02/25/2033 ~	28	26
5.265% due 02/25/2036 •	223	206
5.345% due 11/25/2035 •	311	285

MFA Trust
1.381% due 04/25/2065 ~	10,658	9,666
1.947% due 04/25/2065 ~	4,405	4,022

Morgan Stanley Bank of America Merrill Lynch Trust
0.892% due 05/15/2046 ~(a)	21,703	0

Morgan Stanley Capital Trust
5.854% due 12/15/2038 •	22,800	22,092

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	17,769	16,586
2.750% due 11/25/2059 ~	16,055	15,071

OBX Trust
3.000% due 01/25/2052 ~	34,757	29,514
6.120% due 11/25/2062 ~	8,024	8,038

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.405% due 12/25/2035 •	587	532

PMT Loan Trust
2.500% due 07/25/2051 ~	11,339	9,202

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	2,978	2,536
4.995% due 02/25/2047 •	1,157	427
5.205% due 07/25/2036 ^•	11,167	4,603
5.245% due 12/25/2046 ^•	498	422
5.265% due 04/25/2046 ~	39	11
5.385% due 05/25/2046 ^•	161	124
6.000% due 06/25/2036	375	307
6.250% due 02/25/2037	6,770	5,555

Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•	91	28
5.750% due 02/25/2036	3,820	2,977
6.500% due 08/25/2036 ^	574	176

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~	$139	$86
6.500% due 03/25/2032	18	18

Sequoia Mortgage Trust
3.520% due 09/20/2046 ^~	1,203	714
4.265% due 04/20/2035 ~	20	20

Structured Adjustable Rate Mortgage Loan Trust
3.636% due 09/25/2036 ^~	350	231
4.119% due 08/25/2035 ~	182	154
4.120% due 02/25/2036 ^~	12	12
4.798% due 04/25/2034 ~	25	25
5.193% due 02/25/2034 ~	39	36

Structured Asset Mortgage Investments Trust
4.638% due 08/25/2047 ^•	822	710
5.065% due 09/25/2047 •	1,609	1,289
5.225% due 06/25/2036 •	18	17
5.265% due 05/25/2036 •	217	141
5.285% due 05/25/2036 •	1,621	1,226
5.341% due 07/19/2034 •	3	3
5.365% due 05/25/2046 ^•	49	30
5.445% due 08/25/2036 ^•	885	602
5.465% due 12/25/2035 ^•	3	3

Structured Asset Securities Corp.
5.125% due 01/25/2036 •	862	692

Structured Asset Securities Corp. Mortgage Loan Trust
5.135% due 10/25/2036 •	6,175	5,318

Thornburg Mortgage Securities Trust
3.925% due 10/25/2043 ~	25	22
6.095% due 06/25/2037 ^•	282	253
6.307% due 06/25/2037 •	1,471	1,202
6.357% due 06/25/2037 •	4,868	4,040
6.357% due 06/25/2047 ^•	773	656
6.357% due 06/25/2047 ~	3	3
6.407% due 03/25/2037 ^~	343	278

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	16,848	14,838
2.710% due 01/25/2060 ~	14,134	13,201
2.900% due 10/25/2059 ~	54,626	51,119
5.845% due 05/25/2058 •	5,711	5,645

UWM Mortgage Trust
2.500% due 11/25/2051 ~	40,732	33,158
2.500% due 12/25/2051 ~	25,268	20,570
3.000% due 01/25/2052 ~	7,294	6,193

WaMu Mortgage Pass-Through Certificates Trust
3.233% due 06/25/2033 ~	15	14
3.331% due 04/25/2035 ~	112	101
3.519% due 02/27/2034 •	66	61
3.596% due 09/25/2036 ~	1,232	1,036
3.603% due 12/25/2046 •	58	50
3.652% due 02/25/2037 ^~	2,556	2,146
3.783% due 08/25/2046 ^~	719	618
3.806% due 10/25/2035 ~	124	112
3.857% due 12/25/2035 ~	135	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.118% due 06/25/2046 •	$326	$296
4.138% due 02/25/2046 •	817	710
4.638% due 10/25/2046 ~	500	439
5.405% due 11/25/2045 •	1,693	1,476
5.465% due 01/25/2045 •	83	79
5.585% due 11/25/2034 •	279	250

Washington Mutual Mortgage Pass-Through Certificates Trust
3.908% due 04/25/2047 •	5,387	4,113
3.978% due 05/25/2047 ^•	25	3
4.078% due 07/25/2046 ^•	299	180
5.225% due 07/25/2046 •	2,623	1,904

Wells Fargo Commercial Mortgage Trust
3.862% due 12/15/2039	18,800	17,112

		879,023

	SHARES
PREFERRED SECURITIES 0.0%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	10,000,000	8,625

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 19.3%

Fannie Mae
2.560% due 08/01/2036 •	$11	11
2.585% due 04/01/2032 •	5	5
3.000% due 03/01/2060	11,667	10,513
3.250% due 06/01/2035 •	71	71
3.500% due 01/01/2059	20,563	19,311
3.622% due 12/01/2034 •	43	42
3.992% due 06/01/2043 •	15	15
4.395% due 11/01/2034 •	257	264
4.633% due 12/01/2030 •	3	2
4.965% due 03/25/2034 •	6	6
5.245% due 06/25/2036 •	182	180
5.345% due 10/25/2040 •	89	88
6.000% due 04/25/2043 - 07/25/2044	455	463

Freddie Mac
0.000% due 01/15/2038 ~(a)	2,846	120
3.759% due 01/15/2038 •	2,846	2,789
4.021% due 09/01/2035 •	10	9
4.338% due 10/25/2044 - 02/25/2045 •	752	705
5.164% due 10/15/2040 •	970	950
5.284% due 12/15/2037 •	103	102
6.000% due 12/01/2033	136	137

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	14	13

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% (H15T1Y + 1.500%) due 10/20/2023 - 12/20/2025 ~	$3	$3
2.750% due 11/20/2030 •	1	1
2.875% (H15T1Y + 1.500%) due 05/20/2023 - 05/20/2026 ~	7	7
2.875% due 04/20/2027 - 05/20/2030 •	43	43
3.000% due 08/20/2027 - 05/20/2030 •	22	22
3.000% due 07/20/2046 - 05/20/2047	294	282
6.000% due 08/20/2034	2,731	2,809

U.S. Small Business Administration
5.110% due 04/01/2025	3	3

Uniform Mortgage-Backed Security
2.500% due 01/01/2051 - 02/01/2051	9,924	8,576
3.000% due 10/01/2049 - 06/01/2051	23,938	21,706
3.500% due 04/01/2027 - 07/01/2050	30,314	28,667
4.000% due 06/01/2038 - 06/01/2050	10,902	10,527

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2053	255,800	229,779
3.500% due 04/01/2053 - 05/01/2053	157,100	146,012
4.000% due 04/01/2053 - 05/01/2053	329,876	315,609
4.500% due 05/01/2053	680,200	666,670
5.000% due 05/01/2053	79,700	79,485
5.500% due 04/01/2053 - 05/01/2053	333,400	336,761
6.000% due 04/01/2053	329,800	336,641
6.500% due 04/01/2053 - 05/01/2053	200,000	206,140

		2,425,539

U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Bonds
1.625% due 11/15/2050 (o)	1,600	1,027
1.875% due 02/15/2041 (m)(o)	15,500	11,606
4.000% due 11/15/2052	300	318

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2025 (m)(o)	88,852	86,098
0.125% due 07/15/2031 (m)(o)	51,356	47,333
1.125% due 01/15/2033	53,692	53,601
0.125% due 01/15/2032 (m)(o)	48,683	44,503
0.250% due 01/15/2025 (m)(o)	86,917	84,824
0.500% due 01/15/2028 (m)(o)	84,794	81,867
0.625% due 07/15/2032	33,059	31,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (m)(o)		$6,232	$6,462
2.500% due 01/15/2029 (m)(o)		35,051	37,546
3.875% due 04/15/2029 (m)		13,651	15,734

U.S. Treasury Notes
0.125% due 12/15/2023 (m)(o)		10,700	10,365
2.875% due 04/30/2025 (m)(o)		131,200	128,168
3.500% due 02/15/2033		28,170	28,216
4.000% due 02/29/2028		6,600	6,720

			675,991

Total United States (Cost $5,083,256)			4,886,165

SHORT-TERM INSTRUMENTS 26.8%

COMMERCIAL PAPER 2.1%

Arrow Electronics, Inc.
5.500% due 04/03/2023		$12,900	12,894

Bank of Nova Scotia
4.709% due 05/01/2023	CAD	26,700	19,675
4.751% due 04/26/2023		70,000	51,621
4.752% due 04/20/2023		50,000	36,901

BAT International Finance PLC
5.900% due 05/24/2023		$6,500	6,447
5.900% due 05/25/2023		6,500	6,446
5.900% due 05/30/2023		5,274	5,226

Canadian Imperial Bank of Commerce
4.701% due 04/27/2023	CAD	113,200	83,502
4.780% due 04/06/2023		19,200	14,197

Crown Castle, Inc.
5.740% due 04/11/2023		$13,500	13,478

Global Payments, Inc.
5.900% due 04/28/2023		15,000	14,933

			265,320

REPURCHASE AGREEMENTS (j) 0.7%
			81,998

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 23.3%
(0.159)% due 04/17/2023 - 06/19/2023 (d)(e)	JPY	389,230,000	$2,931,950

U.S. TREASURY BILLS 0.7%
4.687% due 04/06/2023 (d)(e)		$92,256	92,221

Total Short-Term Instruments (Cost $3,406,293)			3,371,489

Total Investments in Securities (Cost $14,521,079)			13,460,861

		SHARES
INVESTMENTS IN AFFILIATES 10.8%

SHORT-TERM INSTRUMENTS 10.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.8%

PIMCO Short Asset Portfolio		67,133,761	644,350

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	74,093,747	$720,339

Total Short-Term Instruments (Cost $1,389,132)		1,364,689

Total Investments in Affiliates (Cost $1,389,132)		1,364,689

Total Investments 117.8% (Cost $15,910,211)		$14,825,550

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $101,269)		(6,258)

Other Assets and Liabilities, net (17.7)%		(2,232,989)

Net Assets 100.0%		$12,586,303

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.290%	03/17/2026	03/10/2022	$8,500	$8,152	0.06%
Deutsche Bank AG	0.898	05/28/2024	05/25/2021	8,700	8,171	0.06
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	10,600	9,144	0.07
Deutsche Bank AG	3.035	05/28/2032	06/01/2021 - 06/21/2021	9,908	7,636	0.06
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	4,217	3,136	0.02
Oracle Corp.	1.650	03/25/2026	03/22/2021	20,594	18,934	0.15

				$62,519	$55,173	0.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$81,998	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(83,638)	$81,998	$82,003

Total Repurchase Agreements						$(83,638)	$81,998	$82,003

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
NSL	0.800%	03/31/2023	TBD	(3)	EUR (7,733)	$(8,387)

Total Reverse Repurchase Agreements						$(8,387)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (8.8)%
U.S. Government Agencies (8.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2038	$181,700	$(160,142)	$(163,951)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2053	110,550	(90,794)	(91,404)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2053	1,021,800	(841,470)	(845,631)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	2,230	(1,895)	(1,922)

Total Short Sales (8.8)%				$(1,094,301)	$(1,102,908)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$82,003	$0	$0	$82,003	$(83,638)	$(1,635)
NSL	0	(8,387)	0	(8,387)	8,334	(53)

Total Borrowings and Other Financing Transactions	$82,003	$(8,387)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(8,387)	$(8,387)

Total Borrowings	$0	$0	$0	$(8,387)	$(8,387)

Payable for reverse repurchase agreements					$(8,387)

(k)	Securities with an aggregate market value of $8,334 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(125,096) at a weighted average interest rate of 0.044%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	101	$101	$(34)	$(24)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	101	101	(41)	(24)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	66	66	(24)	(3)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	340	340	(182)	(33)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	159	159	(65)	(22)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	66	66	(43)	(30)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	159	159	(102)	(33)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	340	340	(311)	(46)

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	193	$483	$(181)	$(549)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	193	483	(156)	(64)

Total Written Options					$(1,139)	$(828)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	1,003	$238,526	$(30)	$0	$(50)
Australia Government 10-Year Bond June Futures	06/2023	2,980	244,787	5,994	1,142	(1,428)
Canada Government 10-Year Bond June Futures	06/2023	2,609	243,545	8,644	849	0
Euro-BTP June Futures	06/2023	1,554	194,401	6,872	1,331	(1,062)
Euro-Buxl 30-Year Bond June Futures	06/2023	220	33,608	2,114	263	(162)
Euro-Schatz June Futures	06/2023	16,106	1,846,170	17,843	786	(3,843)
Japan Government 10-Year Bond June Futures	06/2023	553	616,911	11,453	0	(2,083)
U.S. Treasury 5-Year Note June Futures	06/2023	743	81,364	414	168	0
U.S. Treasury 10-Year Note June Futures	06/2023	244	28,041	859	84	0

				$54,163	$4,623	$(8,628)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5,546	$(1,326,881)	$(976)	$0	$(277)
Australia Government 3-Year Bond June Futures	06/2023	751	(54,626)	(680)	121	(60)
Canada Government 5-Year Bond June Futures	06/2023	2,768	(233,421)	(2,427)	0	(369)
Euro-Bobl June Futures	06/2023	10,192	(1,302,954)	(16,189)	5,305	(3,316)
Euro-BTP Italy Government Bond June Futures	06/2023	3,299	(376,989)	(4,186)	1,038	(537)
Euro-Bund June Futures	06/2023	463	(68,208)	708	326	(311)
Euro-Oat June Futures	06/2023	3,399	(480,056)	(14,893)	2,249	(2,433)
U.S. Treasury 2-Year Note June Futures	06/2023	1,344	(277,473)	(1,142)	0	(189)
U.S. Treasury Long-Term Bond June Futures	06/2023	63	(8,263)	(345)	0	(63)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1,355	(164,146)	(2,519)	0	(741)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	55	(7,762)	(145)	0	(74)
United Kingdom Long Gilt June Futures	06/2023	1,364	(173,900)	(4,340)	1,026	0

				$(47,134)	$10,065	$(8,370)

Total Futures Contracts				$7,029	$14,688	$(16,998)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2027	1.054%	EUR	3,300	$(17)	$10	$(7)	$5	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735	$	1,700	92	2	94	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	2.142		2,100	84	70	154	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.312		3,100	139	109	248	4	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.588	EUR	36,100	2,388	(3,987)	(1,599)	360	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147		4,800	11	(18)	(7)	3	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.359		2,500	(14)	(1)	(15)	0	(1)

							$2,683	$(3,815)	$(1,132)	$372	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-39 10-Year Index	(1.000)%	Quarterly	12/20/2032	$	192,800	$3,578	$(2,227)	$1,351	$0	$(469)
CDX.IG-40 10-Year Index	(1.000)	Quarterly	06/20/2033		550,000	8,504	(4,040)	4,464	0	(1,078)
iTraxx Europe Main 39 10-Year Index	(1.000)	Quarterly	06/20/2033	EUR	244,500	5,766	(2,202)	3,564	0	(1,123)

						$17,848	$(8,469)	$9,379	$0	$(2,670)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	42,400	$237	$273	$510	$42	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		476,000	2,650	2,979	5,629	515	0

						$2,887	$3,252	$6,139	$557	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/20/2025	GBP	97,600	$(800)	$526	$(274)	$0	$(182)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/20/2028		117,000	(541)	1,004	463	0	(380)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.500	Annual	09/20/2033		513,200	(3,771)	8,621	4,850	0	(2,157)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		76,800	(2,256)	2,984	728	0	(678)

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day INR-MIBOR Compounded-OIS	6.250%	Semi-Annual	03/15/2028	INR	11,628,877	$125	$79	$204	$173	$0
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	03/15/2028		14,268,229	48	1,528	1,576	0	(207)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		1,725,300	1,085	(879)	206	39	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	34,030,000	421	(449)	(28)	7	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	11/02/2025		11,910,000	9	(402)	(393)	0	(32)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		17,090,000	1,313	(208)	1,105	86	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		40,000	0	(6)	(6)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2031		1,700,000	267	242	509	16	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	5.890	Semi-Annual	03/17/2031		37,520,000	(5,385)	(7,168)	(12,553)	0	(345)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		5,350,000	883	825	1,708	44	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		11,190,000	201	6,455	6,656	0	(122)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		1,390,000	(1,855)	334	(1,521)	5	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		11,350,000	(2,589)	(1,886)	(4,475)	55	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027	SGD	36,000	(5)	(8)	(13)	0	(42)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/21/2027		45,372	(787)	467	(320)	0	(56)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027		28,181	240	23	263	0	(36)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.000	Semi-Annual	09/15/2031		800	(6)	81	75	2	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	0.000	Semi-Annual	09/15/2031		800	(53)	(22)	(75)	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	09/21/2032		6,900	254	(80)	174	15	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	09/21/2032		6,900	20	(194)	(174)	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024	$	86,429	51	2,140	2,191	16	0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		211,100	4,576	10,391	14,967	41	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		474,546	20,055	1,853	21,908	39	0
Pay	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		181,800	0	(4,528)	(4,528)	13	0
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		334,900	0	(8,321)	(8,321)	25	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		627,600	(1,475)	(487)	(1,962)	0	(695)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		537,000	(57)	988	931	0	(731)
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		479,900	130	11,783	11,913	0	(1,078)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.317	Annual	05/31/2027		210,500	0	(1,083)	(1,083)	565	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.329	Annual	05/31/2027		77,600	0	(365)	(365)	209	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.402	Annual	05/31/2027		174,000	0	(330)	(330)	468	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	06/15/2027	$	241,600	$9,058	$18,532	$27,590	$0	$(536)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		1,218,474	68,465	27,873	96,338	0	(2,847)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		22,000	(47)	462	415	65	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		190,200	899	(802)	97	0	(595)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		800	(11)	11	0	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		85,500	331	(10,235)	(9,904)	244	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		78,000	(223)	(5,500)	(5,723)	246	0
Receive	1-Day USD-SOFR Compounded-OIS	2.819	Annual	04/30/2029		62,200	0	1,987	1,987	0	(211)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		142,800	(11,766)	(9,040)	(20,806)	436	0
Pay	1-Day USD-SOFR Compounded-OIS	3.454	Annual	06/30/2029		78,700	0	574	574	285	0
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		84,000	0	2,796	2,796	312	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		6,700	(42)	(76)	(118)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		28,300	(178)	(232)	(410)	103	0
Pay	1-Day USD-SOFR Compounded-OIS	3.163	Annual	09/30/2029		17,600	0	(93)	(93)	72	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	09/30/2029		114,200	7	(201)	(194)	470	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		18,700	(66)	299	233	74	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		65,100	(224)	511	287	257	0
Receive	1-Day USD-SOFR Compounded-OIS	3.828	Annual	05/15/2032		60,900	0	(2,920)	(2,920)	0	(316)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		594,583	90,885	(15,255)	75,630	0	(2,675)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		596,220	(69,920)	(5,918)	(75,838)	2,683	0
Receive	1-Day USD-SOFR Compounded-OIS	3.048	Annual	11/15/2032		230,700	0	2,603	2,603	0	(1,260)
Receive	1-Day USD-SOFR Compounded-OIS	3.070	Annual	11/15/2032		77,900	0	742	742	0	(426)
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		179,100	759	703	1,462	0	(981)
Receive	1-Day USD-SOFR Compounded-OIS	3.104	Annual	11/15/2032		76,300	0	512	512	0	(418)
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		54,500	0	355	355	0	(299)
Receive	1-Day USD-SOFR Compounded-OIS	3.127	Annual	11/15/2032		32,000	0	154	154	0	(176)
Receive	1-Day USD-SOFR Compounded-OIS	3.159	Annual	11/15/2032		74,350	0	163	163	0	(409)
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		9,900	(26)	36	10	0	(55)
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		62,800	0	59	59	0	(346)
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		37,300	(160)	769	609	196	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		6,600	(26)	152	126	35	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		5,600	(25)	103	78	29	0

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.000%	Annual	06/21/2033	$	74,970	$3,477	$(2,588)	$889	$0	$(402)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		400	(12)	7	(5)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		101,570	26,070	(1,267)	24,803	0	(1,015)
Pay	1-Day USD-SOFR Compounded-OIS	2.906	Annual	09/16/2052		38,200	0	(564)	(564)	460	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		7,070	617	(397)	220	0	(86)
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		300	(19)	10	(9)	4	0
Pay	1-Month USD-LIBOR	4.815	Quarterly	04/27/2023		285,300	0	3	3	0	(118)
Pay	1-Month USD-LIBOR	4.789	Quarterly	03/07/2024		91,200	0	(147)	(147)	0	(38)
Pay	1-Month USD-LIBOR	4.433	Quarterly	09/06/2024		302,200	43	(1,075)	(1,032)	9	0
Pay	1-Month USD-LIBOR	4.427	Quarterly	09/27/2024		269,400	40	(878)	(838)	5	0
Pay	1-Month USD-LIBOR	4.409	Quarterly	10/04/2024		229,600	0	(815)	(815)	33	0
Receive	3-Month AUD-BBR-BBSW	3.750	Quarterly	03/15/2024	AUD	1,307,000	1,494	(2,823)	(1,329)	399	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025	CAD	34,800	0	(1,484)	(1,484)	0	(4)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	(1,032)	(1,032)	0	(3)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		73,500	(817)	(2,683)	(3,500)	8	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		96,400	(3,604)	(3,094)	(6,698)	33	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		107,400	4,343	(8,450)	(4,107)	132	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	13	(5,221)	(5,208)	73	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		199,200	2,205	(15,794)	(13,589)	232	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		240,100	(2,491)	(19,625)	(22,116)	270	0
Receive	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2033		116,000	71	479	550	0	(236)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		36,900	(1,574)	(1,977)	(3,551)	0	(35)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027	CHF	127,700	(257)	(8,241)	(8,498)	0	(288)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		33,300	0	(2,237)	(2,237)	0	(75)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		30,200	0	(2,028)	(2,028)	0	(65)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	657,100	270	(1,076)	(806)	0	(24)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/21/2027		688,000	(401)	(889)	(1,290)	0	(1)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027	KRW	326,260,250	(654)	(1,209)	(1,863)	0	(605)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	03/15/2028		170,304,185	(470)	(497)	(967)	0	(350)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2028		386,852,339	(104)	1,376	1,272	0	(798)
Pay	3-Month KRW-KORIBOR	3.500	Quarterly	03/15/2028		157,812,253	(4)	1,938	1,934	0	(326)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032		85,270,800	288	(878)	(590)	0	(264)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		14,211,100	40	85	125	0	(45)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	8,000	0	(235)	(235)	0	(3)
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		693,700	(2,182)	(3,309)	(5,491)	0	(228)
Pay(6)	3-Month NZD-BBR	5.000	Semi-Annual	03/20/2025		327,700	(243)	742	499	0	(209)
Pay(6)	3-Month NZD-BBR	5.250	Semi-Annual	03/20/2025		380,700	(69)	1,195	1,126	0	(245)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		110,000	(250)	(1,125)	(1,375)	0	(256)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(770)	(458)	0	(17)
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	(2,333)	(1,698)	0	(52)
Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	884,560	(134)	36	(98)	17	0
Receive	3-Month USD-LIBOR	4.815	Quarterly	04/27/2023	$	285,300	0	38	38	115	0
Receive	3-Month USD-LIBOR	4.789	Quarterly	03/07/2024		91,200	0	211	211	26	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	6,468	6,468	0	(22)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		142,550	0	7,195	7,195	0	(22)
Receive	3-Month USD-LIBOR	4.433	Quarterly	09/06/2024		302,200	0	1,273	1,273	0	(36)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	4,780	4,780	0	(14)
Receive	3-Month USD-LIBOR	4.427	Quarterly	09/27/2024		269,400	(33)	1,059	1,026	0	(28)
Receive	3-Month USD-LIBOR	4.409	Quarterly	10/04/2024		229,600	0	1,047	1,047	0	(36)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		1,006,600	(11,185)	98,298	87,113	0	(2,332)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		319,750	(2,932)	(45,582)	(48,514)	849	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		199,300	1,626	(22,592)	(20,966)	575	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		21,200	(48)	(2,381)	(2,429)	67	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		64,200	(148)	(6,819)	(6,967)	205	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.630%	Semi-Annual	01/26/2029	$	14,800	$(38)	$(1,562)	$(1,600)	$47	$0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		330,100	4,668	64,522	69,190	0	(1,379)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	(64)	(7)	0	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	(60)	124	0	(32)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	77,200	(222)	(3,254)	(3,476)	0	(13)
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		42,200	(923)	5,604	4,681	0	(34)
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		41,300	(54)	116	62	48	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		931,300	84	7,415	7,499	1,099	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		43,700	(204)	1,072	868	60	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	(1,854)	(1,854)	0	(27)
Receive	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024	EUR	558,044	6,496	8,449	14,945	448	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		12,400	(43)	(490)	(533)	0	(23)
Pay	6-Month EUR-EURIBOR	1.000	Annual	11/23/2024		279,400	(9,100)	(3,134)	(12,234)	0	(612)
Pay(6)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025		872,900	1,811	938	2,749	0	(2,188)
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	(18)	(25)	0	(1)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		507,230	3,642	(1,980)	1,662	0	(349)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		19,400	(95)	(1,865)	(1,960)	0	(55)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		32,900	(179)	(3,238)	(3,417)	0	(93)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		25,300	(191)	(2,473)	(2,664)	0	(77)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		39,600	(144)	(3,311)	(3,455)	0	(122)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		18,800	(70)	(1,570)	(1,640)	0	(58)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		2,604,600	(26,590)	26,621	31	0	(5,274)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		230,010	(2,476)	1,105	(1,371)	0	(591)
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		1,608,100	(4,774)	12,059	7,285	682	(12)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		142,090	2,193	(13,610)	(11,417)	171	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2042		27,930	2,156	(4,507)	(2,351)	33	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		5,950	0	2,665	2,665	0	(22)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		298,700	2,280	(3,779)	(1,499)	0	(290)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	(1,160)	(1,302)	0	(35)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	111	(7,812)	(7,701)	174	0

							$90,131	$61,982	$152,113	$13,628	$(37,873)

Total Swap Agreements							$113,549	$52,950	$166,499	$14,557	$(40,545)

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$14,688	$14,557	$29,245	$(828)	$(16,998)	$(40,556)	$(58,382)

(m)

Securities with an aggregate market value of $440,985 and cash of $35,150 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(11) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2023		AUD	260	$		175	$1	$0
	04/2023		CAD	50,000			37,288	284	0
	04/2023	$		17,747		AUD	26,692	95	0
	04/2023			330		NZD	530	1	0
	05/2023		AUD	26,692	$		17,765	0	(95)
	05/2023		NZD	530			330	0	(1)
BOA	04/2023		AUD	18,693			12,485	27	(37)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023		CAD	12,331	$		9,026	$0	$(99)
	04/2023		CHF	1,560			1,662	0	(43)
	04/2023		CNH	115,582			17,194	364	0
	04/2023		DKK	1,451,974			206,888	0	(4,482)
	04/2023		GBP	567,660			680,358	0	(19,907)
	04/2023		HUF	71,889			196	0	(8)
	04/2023		JPY	3,454,500			25,571	0	(446)
	04/2023		KRW	12,892,996			10,477	603	0
	04/2023		NZD	29,196			18,137	0	(120)
	04/2023	$		12,687		AUD	19,059	53	0
	04/2023			29,730		CAD	40,877	516	0
	04/2023			16		CNH	105	0	0
	04/2023			8,479		EUR	7,991	187	0
	04/2023			5,466		GBP	4,534	127	0
	04/2023			1,387		JPY	182,100	0	(15)
	04/2023			2,844		KRW	3,690,215	0	(18)
	04/2023			14,875		NOK	156,907	185	(73)
	04/2023			10,400		NZD	16,719	54	0
	04/2023			18,945		PEN	71,884	128	0
	04/2023			3,012		SEK	31,303	4	0
	05/2023		CNH	195,545	$		30,228	1,675	0
	05/2023		NZD	8,250			5,130	0	(29)
	05/2023		PEN	283,336			73,876	0	(1,237)
	05/2023		SEK	31,252			3,012	0	(4)
	05/2023	$		9,988		NOK	104,043	0	(37)
	06/2023		JPY	47,620,000	$		358,336	0	(3,556)
	06/2023	$		10,668		IDR	162,147,474	165	0
	07/2023			35,660		ILS	122,158	0	(1,560)
	10/2023		DKK	178,189	$		26,362	132	0
BPS	04/2023		CAD	7,520			5,514	0	(50)
	04/2023		CNH	2,327,480			345,775	6,867	0
	04/2023		EUR	31,116			33,856	110	0
	04/2023		HUF	419,363			1,131	0	(60)
	04/2023		MYR	50,807			10,877	0	(667)
	04/2023		NOK	1,249,623			119,917	562	0
	04/2023		NZD	4,393			2,693	0	(54)
	04/2023		SGD	5,631			4,296	63	0
	04/2023	$		15,061		AUD	22,418	1	(76)
	04/2023			16,558		CAD	22,517	103	0
	04/2023			4,008		CNH	26,905	0	(90)
	04/2023			62		CZK	1,372	2	0
	04/2023			142,706		DKK	982,386	304	0
	04/2023			17,292		EUR	16,199	276	0
	04/2023			5,934		GBP	4,888	95	0
	04/2023			65,452		JPY	8,668,800	0	(163)
	04/2023			55,266		KRW	72,098,568	51	(102)
	04/2023			1,337		NZD	2,150	7	0
	04/2023			1,579		SGD	2,110	7	0
	04/2023			12,038		THB	413,248	81	(17)
	05/2023		AUD	4,365	$		2,918	0	(3)
	05/2023		DKK	980,559			142,706	0	(300)
	05/2023		MYR	53,352			11,438	0	(704)
	05/2023	$		98		CNY	675	1	0
	05/2023			119,917		NOK	1,248,040	0	(557)
	06/2023		IDR	1,746,800	$		113	0	(3)
	06/2023		KRW	43,065,481			33,164	35	0
	06/2023		PEN	69,011			18,237	0	(10)
	06/2023		TWD	2,723,246			89,352	17	(559)
	06/2023	$		4,144		CLP	3,414,049	114	0

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2023	$		4,481		IDR	67,174,509	$7	$0
	07/2023		ILS	78,998	$		24,787	2,735	0
	04/2024		DKK	192,333			28,683	132	0
BRC	04/2023		KRW	3,170,903			2,413	0	(15)
	04/2023		SGD	11,505			8,604	15	(58)
	04/2023	$		3,798		CNH	26,116	4	0
	04/2023			230		CZK	5,193	10	0
	04/2023			619,189		GBP	501,527	8	(514)
	04/2023			695		ILS	2,517	5	0
	04/2023			27		KRW	35,213	0	0
	04/2023			1,015		NZD	1,631	5	0
	04/2023			517		PLN	2,278	11	0
	04/2023			5,250		SGD	7,064	60	0
	04/2023			6,107		THB	206,884	0	(49)
	05/2023		DKK	419,515	$		61,358	176	0
	05/2023		GBP	500,515			618,290	496	0
	05/2023		JPY	123,570,000			947,987	14,993	(3,776)
	05/2023	$		63		ZAR	1,162	2	0
	06/2023		JPY	26,400,000	$		195,927	0	(4,911)
	06/2023	$		5,053		PEN	19,674	149	0
	04/2024		JPY	5,270,131	$		43,137	1,349	0
	05/2024			3,720,000			30,089	498	0
BSH	04/2023	$		1,414		PEN	5,360	10	0
CBK	04/2023		BRL	291,320	$		57,342	0	(135)
	04/2023		CAD	27,788			20,429	0	(132)
	04/2023		CLP	16,627,101			18,996	0	(1,867)
	04/2023		DKK	168,195			23,906	0	(578)
	04/2023		GBP	7,737			9,552	8	0
	04/2023		ILS	2,223			655	37	0
	04/2023		KRW	27,208,665			20,826	22	(33)
	04/2023		PEN	17,098			4,403	1	(139)
	04/2023		SEK	36,484			3,488	0	(27)
	04/2023	$		7,558		AUD	11,261	27	(58)
	04/2023			56,515		BRL	291,320	962	0
	04/2023			27,673		CAD	38,156	559	0
	04/2023			106,915		DKK	734,566	133	(114)
	04/2023			31,816		GBP	26,197	501	0
	04/2023			492		MXN	9,325	26	0
	04/2023			4,268		PEN	16,291	55	0
	05/2023		CLP	4,800,539	$		5,952	0	(53)
	05/2023		CNH	15,787			2,441	136	0
	05/2023		DKK	680,859			99,415	118	0
	05/2023		ILS	242,932			73,091	5,489	0
	05/2023	$		69,908		CNH	493,006	2,080	0
	05/2023			4,226		DKK	28,900	0	(11)
	05/2023			852		NOK	8,903	0	(1)
	05/2023			120		ZAR	2,215	4	0
	06/2023		MXN	10,909	$		583	0	(13)
	06/2023		TWD	843			28	0	0
	06/2023	$		2,317		IDR	34,744,932	5	0
	06/2023			14,316		PEN	55,758	426	0
	07/2023		ILS	43,240	$		13,599	1,528	0
	08/2023		PEN	101,557			25,643	0	(1,123)
CLY	04/2023		HUF	142,041			376	0	(27)
	04/2023	$		1,779		SGD	2,369	1	0
	05/2023		CNH	310,959	$		48,078	2,672	0
	05/2023	$		23,597		CLP	19,708,672	1,055	0
DUB	04/2023		AUD	47,060	$		31,711	253	0
	04/2023	$		9,628		AUD	14,478	50	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		718,212		EUR	663,659	$1,526	$0
	04/2023			244,134		JPY	32,001,129	0	(3,117)
	04/2023			2,613		PEN	9,935	26	0
	05/2023		AUD	14,478	$		9,638	0	(50)
	05/2023		CNH	5,690			880	49	0
	05/2023		EUR	663,659			719,364	0	(1,503)
	05/2023		JPY	31,872,348			244,134	3,116	0
	05/2023	$		598		ZAR	11,151	26	0
	06/2023		CLP	449,469	$		558	0	(3)
GLM	04/2023		BRL	294,380			55,543	0	(2,538)
	04/2023		ILS	49,199			14,499	815	0
	04/2023		PEN	6,224			1,645	0	(9)
	04/2023	$		57,944		BRL	294,380	137	0
	04/2023			3,785		CNH	25,844	0	(22)
	04/2023			650		ILS	2,254	0	(23)
	04/2023			125		KRW	154,620	0	(7)
	04/2023			1,656		PEN	6,224	0	(2)
	04/2023			94		THB	3,060	0	(5)
	05/2023		PEN	10,068	$		2,530	0	(139)
	05/2023	$		1,641		PEN	6,224	9	0
	05/2023			174		ZAR	3,213	5	0
	06/2023		TWD	1,066,372	$		34,978	0	(220)
	06/2023	$		669		IDR	10,168,070	11	0
	07/2023			55,543		BRL	299,174	2,488	0
JPM	04/2023		EUR	15,495	$		16,481	0	(324)
	04/2023		KRW	15,627,758			12,203	270	(35)
	04/2023		PEN	4,420			1,176	1	0
	04/2023	$		13,897		KRW	18,106,408	10	(42)
	04/2023			1,319		PEN	4,990	7	0
	05/2023			29		CNH	207	1	0
	05/2023			113		ZAR	2,069	3	0
	10/2024		JPY	6,470,164	$		53,095	796	0
MBC	04/2023		CAD	183,200			137,784	2,185	0
	04/2023		CHF	1,339			1,454	0	(10)
	04/2023		CNH	34,702			5,040	0	(13)
	04/2023		DKK	52,725			7,623	0	(53)
	04/2023		EUR	25,510			27,697	31	0
	04/2023		GBP	21,878			26,890	0	(99)
	04/2023		ILS	65,326			19,116	947	0
	04/2023		JPY	54,657,977			428,088	15,763	(93)
	04/2023	$		39,139		CAD	53,375	354	0
	04/2023			8,667		CNH	59,555	5	0
	04/2023			199,708		EUR	186,583	2,641	0
	04/2023			53,314		GBP	43,805	724	0
	04/2023			19,101		JPY	2,549,300	99	0
	04/2023			8,896		KRW	11,300,306	0	(242)
	04/2023			258		MXN	4,664	0	0
	04/2023			772		PLN	3,388	13	0
	04/2023			452		SEK	4,688	0	0
	05/2023		CNH	1,432,777	$		213,497	4,440	0
	05/2023		SEK	4,680			452	0	0
	05/2023	$		98		ZAR	1,836	5	0
	06/2023		TWD	473,262	$		15,639	18	0
	07/2023		CLP	61,002			74	0	(2)
	03/2024		JPY	10,500,263			85,777	2,847	0
	04/2024		DKK	611,151			91,116	392	0
MYI	04/2023		AUD	28,821			19,376	111	0
	04/2023		CAD	15,270			11,283	0	(15)
	04/2023		EUR	822,360			869,471	0	(22,378)

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023		KRW	94,095,644	$		75,495	$3,462	$(28)
	04/2023	$		8,103		AUD	12,140	12	0
	04/2023			10,417		GBP	8,587	176	0
	04/2023			116,470		NOK	1,206,013	0	(1,281)
	05/2023		AUD	12,140	$		8,111	0	(12)
	05/2023	$		72,040		ILS	245,100	0	(3,834)
	06/2023		TWD	547	$		18	0	0
	06/2023	$		19,612		IDR	297,920,059	292	0
	06/2023			454		MXN	8,703	22	0
	10/2024		JPY	5,720,000	$		46,773	537	0
NGF	04/2023			35,706,842			265,430	0	(3,497)
RBC	04/2023	$		17,155		CAD	23,627	328	0
	04/2023			6,958		JPY	921,300	5	(25)
	05/2023		CAD	26,414	$		19,741	189	0
	05/2023	$		1,645		JPY	218,019	4	0
	05/2023			164		MXN	3,111	7	0
	07/2023		MXN	16,767	$		871	0	(41)
RYL	04/2023		NZD	3,239			1,996	0	(29)
	04/2023	$		1,133		CHF	1,051	16	0
SCX	04/2023		CNH	34,265	$		5,066	76	0
	04/2023		EUR	5,461			5,805	0	(117)
	04/2023		KRW	169,432,851			137,322	7,568	0
	04/2023		MYR	229,014			51,274	0	(756)
	04/2023		THB	1,309,624			39,680	1,328	0
	04/2023	$		1,956		CHF	1,779	0	(12)
	04/2023			49,242		MYR	220,271	801	0
	04/2023			2,305		NZD	3,719	20	0
	04/2023			57,703		THB	1,903,628	111	(2,068)
	05/2023		CHF	1,601	$		1,751	0	(4)
	05/2023		NZD	1,427			890	0	(3)
	05/2023	$		98		CLP	79,249	1	0
	06/2023		TWD	1,003,344	$		32,964	0	(158)
	06/2023	$		1,890		IDR	28,687,647	27	0
	06/2023			6,763		PEN	25,557	0	(5)
SOG	04/2023		CNH	284,757	$		41,140	78	(402)
	04/2023		RON	1,247			267	0	(6)
	04/2023		SGD	6,083			4,534	0	(39)
	04/2023	$		27,719		EUR	25,510	0	(53)
	04/2023			9,597		SGD	12,793	43	(24)
	05/2023		EUR	25,510	$		27,763	54	0
SSB	04/2023		KRW	9,791,944			7,514	15	0
	06/2023		TWD	465,124			15,367	14	0
TOR	04/2023		CAD	191,889			141,450	0	(534)
	04/2023		JPY	4,376,890			32,243	0	(722)
	04/2023	$		13,806		AUD	20,779	84	0
	04/2023			10,570		CAD	14,323	28	0
	04/2023			7,315		NZD	11,820	76	0
	05/2023		AUD	18,153	$		12,073	0	(73)
	05/2023		CAD	14,317			10,570	0	(28)
	05/2023		DKK	110,421			16,167	63	0
	05/2023		NZD	11,820			7,315	0	(76)
	06/2023		JPY	12,290,000			90,955	0	(2,653)
UAG	04/2023		AUD	51,641			35,071	551	0
	04/2023		DKK	575,816			82,105	0	(1,719)
	04/2023		JPY	120,757,700			947,898	36,196	0
	04/2023		THB	397			12	0	0
	04/2023	$		10,182		AUD	15,284	35	0
	04/2023			20,208		CAD	27,475	121	0
	04/2023			373		CZK	8,295	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		405		MXN	7,396	$5	$0
	04/2023			1,152		SGD	1,536	2	0
	05/2023		AUD	15,284	$		10,192	0	(34)
	05/2023		CAD	27,464			20,208	0	(122)
	05/2023		GBP	7,737			9,578	28	0
	05/2023		JPY	2,670,000			20,863	655	0
	06/2023			1,830,000			13,776	0	(131)
	06/2023	$		24,316		IDR	374,214,782	677	0

Total Forward Foreign Currency Contracts								$143,698	$(98,246)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	50,880	$1,454	$4,037

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR 97.000	05/23/2025	21,400	$1,620	$8,926

Total Purchased Options					$3,074	$12,963

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	31,900	$(99)	$(31)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	31,900	(99)	(189)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	450,600	(1,454)	(6,418)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	2,000	(10)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	2,000	(10)	(5)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	5,500	(53)	(29)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	5,500	(53)	(3)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	50,100	(50)	0

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100%	04/11/2023	50,100	$(153)	$(747)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	30,000	(52)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	30,000	(52)	(405)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	21,400	(1,620)	(8,233)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	800	(6)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	800	(6)	(8)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	18,200	(110)	(28)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	18,200	(110)	(217)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	7,600	(59)	(30)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	7,600	(59)	(70)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	38,100	(298)	(136)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	38,100	(298)	(380)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	12,800	(79)	(20)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	12,800	(79)	(153)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	14,700	(95)	(26)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	14,700	(95)	(162)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	13,800	(97)	(28)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	13,800	(97)	(139)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	13,400	(93)	(29)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	13,400	(93)	(130)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	13,800	(96)	(31)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	13,800	(96)	(130)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	15,400	(106)	(27)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	15,400	(106)	(174)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	14,500	(99)	(23)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	14,500	(99)	(177)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	10,700	(78)	(23)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	10,700	(78)	(109)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	6,400	(42)	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910%	11/10/2023	6,400	$(42)	$(72)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	20,100	(73)	(20)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	20,100	(73)	(112)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	23,900	(83)	(22)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	23,900	(83)	(147)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	15,800	(49)	(18)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	15,800	(49)	(84)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	13,700	(107)	(49)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	13,700	(107)	(136)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	14,600	(110)	(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	14,600	(110)	(141)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	107,600	(212)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	107,600	(212)	(1,605)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	35,700	(39)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	35,700	(101)	(479)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	35,900	(63)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	35,900	(63)	(484)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	14,300	(25)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	14,300	(25)	(218)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	17,600	(96)	(79)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	17,600	(96)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	13,000	(62)	(78)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	13,000	(62)	(35)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	18,000	(94)	(110)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	18,000	(94)	(79)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	29,600	(347)	(46)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	29,600	(409)	(350)
JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	126,000	(890)	(147)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	11,900	(65)	(53)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700%	04/14/2023	11,900	$(65)	$(3)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	10,000	(68)	(18)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	10,000	(68)	(117)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	21,800	(142)	(43)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	21,800	(142)	(231)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	25,300	(160)	(44)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	25,300	(160)	(298)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	14,900	(115)	(59)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	14,900	(115)	(138)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	16,100	(123)	(66)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	16,100	(123)	(144)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	108,100	(214)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	108,100	(214)	(1,595)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	50,900	(99)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	50,900	(99)	(755)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	58,300	(73)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	58,300	(131)	(888)

Total Written Options							$(12,131)	$(27,359)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.255%	$14,700	$(363)	$333	$0	$(30)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	29,700	(566)	508	0	(58)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	47,500	(1,188)	1,091	0	(97)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.291	11,800	(228)	205	0	(23)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.255	27,200	(679)	623	0	(56)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
JPM	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.255%	$13,100	$(314)	$287	$0	$(27)

							$(3,338)	$3,047	$0	$(291)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.537%	$7,820	$(188)	$268	$80	$0
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	20,100	(487)	692	205	0
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	4,380	(106)	151	45	0
GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.293	4,200	123	(18)	105	0

							$(658)	$1,093	$435	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	101,200	$	76,244	$486	$(370)	$116	$0
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		87,700		60,513	13	88	101	0
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		86,300		59,547	(319)	94	0	(225)
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		32,300		23,204	173	(113)	60	0

									$353	$(301)	$277	$(225)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	53,600	$20	$57	$77	$0
	Receive	3-Month MYR-KLIBOR	4.000	Quarterly	09/21/2027		144,799	167	(673)	0	(506)
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		21,431	40	202	242	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		100	0	1	1	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	12/21/2027	THB	3,494,400	(506)	77	0	(429)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		862,165	(98)	2	0	(96)
BPS	Pay	3-Month KRW-KORIBOR	3.000	Quarterly	03/15/2028	KRW	1,596,799	(7)	(2)	0	(9)
CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	19,100	(9)	136	127	0
GLM	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/21/2032		89,349	(74)	304	230	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028	THB	631,995	(34)	(36)	0	(70)
GST	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028		873,800	4	(213)	0	(209)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		2,633,460	641	(348)	293	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		185,110	(17)	(4)	0	(21)
JPM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027	MYR	36,900	28	25	53	0
NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		70,500	(124)	593	469	0
SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		42,500	32	29	61	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		30,800	(96)	301	205	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027	THB	40,763	2	5	7	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		2,152,900	(389)	99	0	(290)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		1,420,708	(140)	(18)	0	(158)

								$(560)	$537	$1,765	$(1,788)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071%	Maturity	09/20/2023	$75,000	$590	$(1,074)	$0	$(484)
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	06/20/2023	208,600	878	(6,965)	0	(6,087)
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	09/20/2023	64,240	497	(1,200)	0	(703)
MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.071	Maturity	06/20/2023	36,700	154	(1,230)	0	(1,076)

								$2,119	$(10,469)	$0	$(8,350)

Total Swap Agreements								$(2,084)	$(6,093)	$2,477	$(10,654)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$381	$0	$116	$497	$(96)	$0	$0	$(96)	$401	$(260)	$141
BOA	4,220	4,037	400	8,657	(31,671)	(6,687)	(1,515)	(39,873)	(31,216)	37,512	6,296
BPS	11,570	8,926	0	20,496	(3,415)	(9,385)	(6,829)	(19,629)	867	(2,600)	(1,733)
BRC	17,781	0	205	17,986	(9,323)	0	(155)	(9,478)	8,508	(4,720)	3,788
BSH	10	0	0	10	0	0	0	0	10	0	10
CBK	12,117	0	273	12,390	(4,284)	(11)	0	(4,295)	8,095	(6,730)	1,365
CLY	3,728	0	0	3,728	(27)	0	0	(27)	3,701	0	3,701
DUB	5,046	0	0	5,046	(4,673)	(345)	0	(5,018)	28	(30)	(2)
FAR	0	0	0	0	0	(516)	0	(516)	(516)	0	(516)
GLM	3,465	0	230	3,695	(2,965)	(5,816)	(295)	(9,076)	(5,381)	4,748	(633)
GST	0	0	398	398	0	0	(253)	(253)	145	(480)	(335)
HUS	0	0	0	0	0	0	(56)	(56)	(56)	293	237
IND	0	0	0	0	0	0	0	0	0	(3,986)	(3,986)
JPM	1,088	0	53	1,141	(401)	(203)	(27)	(631)	510	(1,141)	(631)
MBC	30,464	0	0	30,464	(512)	0	0	(512)	29,952	(30,880)	(928)
MYC	0	0	60	60	0	(135)	(1,076)	(1,211)	(1,151)	877	(274)
MYI	4,612	0	0	4,612	(27,548)	0	0	(27,548)	(22,936)	29,456	6,520
NGF	0	0	469	469	(3,497)	(4,261)	0	(7,758)	(7,289)	7,693	404
RBC	533	0	0	533	(66)	0	0	(66)	467	(640)	(173)
RYL	16	0	0	16	(29)	0	0	(29)	(13)	0	(13)
SCX	9,932	0	273	10,205	(3,123)	0	(448)	(3,571)	6,634	(5,560)	1,074
SOG	175	0	0	175	(524)	0	0	(524)	(349)	404	55
SSB	29	0	0	29	0	0	0	0	29	1	30
TOR	251	0	0	251	(4,086)	0	0	(4,086)	(3,835)	4,260	425
UAG	38,280	0	0	38,280	(2,006)	0	0	(2,006)	36,274	(34,170)	2,104

Total Over the Counter	$143,698	$12,963	$2,477	$159,138	$(98,246)	$(27,359)	$(10,654)	$(136,259)

(o)

Securities with an aggregate market value of $85,245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14,688	$14,688
Swap Agreements	0	929	0	0	13,628	14,557

	$0	$929	$0	$0	$28,316	$29,245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$143,698	$0	$143,698
Purchased Options	0	0	0	0	12,963	12,963
Swap Agreements	0	435	0	277	1,765	2,477

	$0	$435	$0	$143,975	$14,728	$159,138

	$0	$1,364	$0	$143,975	$43,044	$188,383

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$828	$828
Futures	0	0	0	0	16,998	16,998
Swap Agreements	0	2,672	0	0	37,884	40,556

	$0	$2,672	$0	$0	$55,710	$58,382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98,246	$0	$98,246
Written Options	0	0	0	0	27,359	27,359
Swap Agreements	0	291	0	225	10,138	10,654

	$0	$291	$0	$98,471	$37,497	$136,259

	$0	$2,963	$0	$98,471	$93,207	$194,641

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$713	$713
Futures	0	0	0	0	103,394	103,394
Swap Agreements	0	(2,501)	0	0	(317,773)	(320,274)

	$0	$(2,501)	$0	$0	$(213,666)	$(216,167)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$534,660	$0	$534,660
Purchased Options	0	0	0	(306)	0	(306)
Written Options	0	4,082	0	694	14,513	19,289
Swap Agreements	0	2,303	0	0	77,528	79,831

	$0	$6,385	$0	$535,048	$92,041	$633,474

	$0	$3,884	$0	$535,048	$(121,625)	$417,307

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,437	$2,437
Futures	0	0	0	0	(30,951)	(30,951)
Swap Agreements	0	(13,305)	0	0	37,674	24,369

	$0	$(13,305)	$0	$0	$9,160	$(4,145)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(106,786)	$0	$(106,786)
Purchased Options	0	0	0	(175)	6,101	5,926
Written Options	0	(1,880)	0	(184)	11,979	9,915
Swap Agreements	0	(2,283)	0	316	(40,101)	(42,068)

	$0	$(4,163)	$0	$(106,829)	$(22,021)	$(133,013)

	$0	$(17,468)	$0	$(106,829)	$(12,861)	$(137,158)

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,694	$0	$1,694
Australia
Non-Agency Mortgage-Backed Securities	0	3,604	0	3,604
Sovereign Issues	0	150,856	0	150,856
Belgium
Corporate Bonds & Notes	0	8,056	0	8,056
Canada
Corporate Bonds & Notes	0	10,861	0	10,861
Non-Agency Mortgage-Backed Securities	0	21,027	0	21,027
Sovereign Issues	0	17,327	0	17,327
Cayman Islands
Asset-Backed Securities	0	574,486	0	574,486
Corporate Bonds & Notes	0	27,138	0	27,138
China
Sovereign Issues	0	602,146	0	602,146
Denmark
Corporate Bonds & Notes	0	457,984	0	457,984
France
Corporate Bonds & Notes	0	55,770	0	55,770
Sovereign Issues	0	218,433	0	218,433
Germany
Corporate Bonds & Notes	0	211,063	0	211,063
Hungary
Sovereign Issues	0	18,457	0	18,457
Ireland
Asset-Backed Securities	0	162,882	0	162,882
Corporate Bonds & Notes	0	19,738	0	19,738
Non-Agency Mortgage-Backed Securities	0	5,121	0	5,121
Israel
Sovereign Issues	0	40,096	0	40,096
Italy
Corporate Bonds & Notes	0	46,294	0	46,294
Sovereign Issues	0	7,504	0	7,504
Japan
Corporate Bonds & Notes	0	92,432	0	92,432
Sovereign Issues	0	841,508	0	841,508
Luxembourg
Corporate Bonds & Notes	0	2,691	0	2,691
Malaysia
Corporate Bonds & Notes	0	10,342	0	10,342
Sovereign Issues	0	23,365	0	23,365
Mexico
Sovereign Issues	0	5,249	0	5,249
New Zealand
Sovereign Issues	0	7,235	0	7,235
Norway
Sovereign Issues	0	12,875	0	12,875
Peru
Sovereign Issues	0	76,203	0	76,203
Poland
Sovereign Issues	0	44,370	0	44,370
Qatar
Corporate Bonds & Notes	0	13,372	0	13,372
Loan Participations and Assignments	0	0	11,785	11,785
Romania
Sovereign Issues	0	86,304	0	86,304

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Saudi Arabia
Corporate Bonds & Notes	$0	$1,015	$0	$1,015
Sovereign Issues	0	72,503	0	72,503
Serbia
Sovereign Issues	0	11,502	0	11,502
South Korea
Sovereign Issues	0	202,637	0	202,637
Spain
Corporate Bonds & Notes	0	15,797	0	15,797
Sovereign Issues	0	99,986	0	99,986
Supranational
Corporate Bonds & Notes	0	33,686	0	33,686
Switzerland
Corporate Bonds & Notes	0	114,070	0	114,070
United Arab Emirates
Corporate Bonds & Notes	0	7,024	0	7,024
United Kingdom
Corporate Bonds & Notes	0	229,282	0	229,282
Non-Agency Mortgage-Backed Securities	0	376,176	0	376,176
Sovereign Issues	0	151,261	0	151,261
United States
Asset-Backed Securities	0	518,284	0	518,284
Corporate Bonds & Notes	0	330,876	0	330,876
Loan Participations and Assignments	0	33,827	0	33,827
Municipal Bonds & Notes	0	14,000	0	14,000
Non-Agency Mortgage-Backed Securities	0	879,023	0	879,023
Preferred Securities	0	8,625	0	8,625
U.S. Government Agencies	0	2,425,539	0	2,425,539
U.S. Treasury Obligations	0	675,991	0	675,991
Short-Term Instruments
Commercial Paper	0	265,320	0	265,320
Repurchase Agreements	0	81,998	0	81,998
Japan Treasury Bills	0	2,931,950	0	2,931,950
U.S. Treasury Bills	0	92,221	0	92,221

	$0	$13,449,076	$11,785	$13,460,861

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,364,689	$0	$0	$1,364,689

Total Investments	$1,364,689	$13,449,076	$11,785	$14,825,550

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(1,102,908)	$0	$(1,102,908)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14,436	14,809	0	29,245
Over the counter	0	159,138	0	159,138

	$14,436	$173,947	$0	$188,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15,603)	(42,768)	0	(58,371)
Over the counter	0	(136,259)	0	(136,259)

	$(15,603)	$(179,027)	$0	$(194,630)

Total Financial Derivative Instruments	$(1,167)	$(5,080)	$0	$(6,247)

Totals	$1,363,522	$12,341,088	$11,785	$13,716,395

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan- level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn,

68	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

(premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

70	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$628,811	$32,298	$0	$0	$(16,759)	$644,350	$32,298	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$596,721	$7,622,089	$(7,498,967)	$320	$176	$720,339	$10,689	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and

72	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

74	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

76	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the

ANNUAL REPORT	MARCH 31, 2023	79

Notes to Financial Statements (Cont.)

Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

80	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default

ANNUAL REPORT	MARCH 31, 2023	81

Notes to Financial Statements (Cont.)

swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular

82	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	MARCH 31, 2023	83

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

84	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate  Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed

ANNUAL REPORT	MARCH 31, 2023	85

Notes to Financial Statements (Cont.)

income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

ANNUAL REPORT	MARCH 31, 2023	87

Notes to Financial Statements (Cont.)

from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and

ANNUAL REPORT	MARCH 31, 2023	89

Notes to Financial Statements (Cont.)

maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

ANNUAL REPORT	MARCH 31, 2023	91

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $62,279.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$4,793	$21,592	$(1,235)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may

ANNUAL REPORT	MARCH 31, 2023	93

Notes to Financial Statements (Cont.)

involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$44,364,610	$43,272,240	$3,465,783	$6,185,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

Receipts for shares sold

Institutional Class	463,556	$4,484,371	318,266	$3,437,796

I-2	213,571	2,047,582	127,936	1,381,466

I-3	5,039	49,107	8,002	86,564

Administrative Class	3,283	31,898	4,291	46,468

Class A	16,802	162,350	22,929	247,945

Class C	275	2,635	246	2,668

Class R	676	6,510	1,304	14,078

Issued as reinvestment of distributions

Institutional Class	32,693	312,870	11,493	123,508

I-2	4,676	44,834	2,017	21,687

I-3	508	4,869	223	2,403

Administrative Class	341	3,268	165	1,773

Class A	2,604	24,934	975	10,489

Class C	102	978	19	201

Class R	217	2,073	59	630

Cost of shares redeemed

Institutional Class	(409,331)	(3,965,701)	(327,258)	(3,500,586)

I-2	(159,869)	(1,548,108)	(101,704)	(1,091,708)

I-3	(7,933)	(76,413)	(12,036)	(129,655)

Administrative Class	(4,892)	(47,145)	(7,963)	(84,986)

Class A	(32,618)	(317,260)	(38,025)	(409,954)

Class C	(1,587)	(15,358)	(1,914)	(20,654)

Class R	(1,741)	(16,859)	(1,406)	(15,124)

Net increase (decrease) resulting from Fund share transactions	126,372	$1,191,435	7,619	$125,009

†	A zero balance may reflect actual amounts rounding to less than one thousand.

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2023

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0	$(1,113,605)	$(9,476)	$0	$0	$(303,542)	$(1,426,623)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2023	95

Notes to Financial Statements (Cont.)

March 31, 2023

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), return of capital distributions, straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$15,032,777	$682,911	$(1,797,467)	$(1,114,556)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), return of capital distributions, straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities, and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capita[l](9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$288,204	$208,915	$0	$197,648	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	97

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NSL	Nomura International PLC
CLY	Crédit Agricole Corporate and Investment Bank	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	RON	Romanian New Leu
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	SIBCSORA	Singapore Overnight Rate Average
CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SRFXON3	Swiss Overnight Rate Average (6PM)
LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
MUTKCALM	Tokyo Overnight Average Rate

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	MIBOR	Mumbai Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	PRIBOR	Prague Interbank Offered Rate
DAC	Designated Activity Company	STIBOR	Stockholm Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2023	99

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.00%	0.00%	$129,770	$0	$232,731

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.00%

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2023	101

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	103

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	105

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3019AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Investment Grade Credit Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	(5.07)%	1.18%	2.49%	6.11%

PIMCO Investment Grade Credit Bond Fund I-2	(5.16)%	1.08%	2.39%	6.00%

PIMCO Investment Grade Credit Bond Fund I-3	(5.21)%	1.03%	2.34%	5.95%

PIMCO Investment Grade Credit Bond Fund Administrative Class	(5.31)%	0.93%	2.23%	5.84%

PIMCO Investment Grade Credit Bond Fund Class A	(5.45)%	0.78%	2.08%	5.68%

PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	(9.00)%	0.01%	1.70%	5.51%

PIMCO Investment Grade Credit Bond Fund Class C	(6.16)%	0.03%	1.32%	4.90%

PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	(7.07)%	0.03%	1.32%	4.90%

Bloomberg U.S. Credit Index	(5.31)%	1.54%	2.18%	4.92%

Lipper Corporate Debt Funds BBB-Rated Funds Average	(6.25)%	1.32%	2.00%	4.71%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of March 31, 2023†§

Banking & Finance	26.6%
Industrials	22.7%
U.S. Treasury Obligations	22.4%
Utilities	7.4%
Preferred Securities	4.6%
Asset-Backed Securities	4.4%
U.S. Government Agencies	3.6%
Sovereign Issues	2.5%
Non-Agency Mortgage-Backed Securities	2.4%
Short-Term Instruments‡	2.3%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight interest rate positioning contributed to performance, as interest rates rose.

»	Tactical exposure to emerging markets, particularly overweight exposure to select issuers in the energy sector, contributed to performance, as Russian energy quasi-sovereigns rebounded from lows.

»	Security selection within the raw materials sector, particularly overweight exposure to select issuers in the coal sector, contributed to performance, as spreads tightened.
»	Tactical exposure to non-agency residential mortgage backed securities detracted from performance, as spreads widened.

»	Security selection within the banking sector, particularly overweight exposure to a U.S. regional bank, detracted from performance, as spreads widened.

»	Overweight exposure to the real estate investment trust sector detracted from performance, as the sector underperformed the broader U.S. credit index.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,071.30	$6.76	$1,000.00	$1,018.40	$6.59	$1.31
I-2	1,000.00	1,070.70	7.28	1,000.00	1,017.90	7.09	1.41
I-3	1,000.00	1,070.50	7.54	1,000.00	1,017.65	7.34	1.46
Administrative Class	1,000.00	1,069.90	8.05	1,000.00	1,017.15	7.85	1.56
Class A	1,000.00	1,069.10	8.82	1,000.00	1,016.40	8.60	1.71
Class C	1,000.00	1,065.10	12.67	1,000.00	1,012.67	12.34	2.46

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$9.75	$0.32	$(0.82)	$(0.50)	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2022	10.72	0.34	(0.82)	(0.48)	(0.40)	(0.09)	0.00	(0.49)

03/31/2021	10.16	0.33	0.64	0.97	(0.37)	(0.04)	0.00	(0.41)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

I-2

03/31/2023	9.75	0.31	(0.82)	(0.51)	(0.36)	0.00	0.00	(0.36)

03/31/2022	10.72	0.33	(0.82)	(0.49)	(0.39)	(0.09)	0.00	(0.48)

03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

I-3

03/31/2023	9.75	0.30	(0.82)	(0.52)	(0.35)	0.00	0.00	(0.35)

03/31/2022	10.72	0.33	(0.83)	(0.50)	(0.38)	(0.09)	0.00	(0.47)

03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

03/31/2023	9.75	0.30	(0.83)	(0.53)	(0.34)	0.00	0.00	(0.34)

03/31/2022	10.72	0.32	(0.83)	(0.51)	(0.37)	(0.09)	0.00	(0.46)

03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

Class A

03/31/2023	9.75	0.28	(0.82)	(0.54)	(0.33)	0.00	0.00	(0.33)

03/31/2022	10.72	0.30	(0.83)	(0.53)	(0.35)	(0.09)	0.00	(0.44)

03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year Or Period	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.88	(5.07)%	$5,372,945	1.04%		1.04%		0.50%		0.50%		3.54%		78%

9.75	(4.83)	8,198,437	0.51		0.51		0.50		0.50		3.21		89

10.72	9.51	10,087,718	0.52		0.52		0.50		0.50		3.00		173

10.16	2.17	7,770,682	0.85		0.85		0.50		0.50		3.65		213

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

8.88	(5.16)	5,750,592	1.14		1.14		0.60		0.60		3.44		78

9.75	(4.93)	6,370,209	0.61		0.61		0.60		0.60		3.11		89

10.72	9.40	6,892,128	0.62		0.62		0.60		0.60		2.90		173

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

8.88	(5.21)	122,874	1.19		1.24		0.65		0.70		3.40		78

9.75	(4.97)	86,492	0.66		0.71		0.65		0.70		3.07		89

10.72	9.34	103,026	0.67		0.72		0.65		0.70		2.86		173

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

8.88	(5.31)	32,810	1.29		1.29		0.75		0.75		3.30		78

9.75	(5.07)	50,691	0.76		0.76		0.75		0.75		2.93		89

10.72	9.23	116,339	0.77		0.77		0.75		0.75		2.76		173

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

8.88	(5.45)	871,404	1.44		1.44		0.90		0.90		3.15		78

9.75	(5.21)	1,122,903	0.91		0.91		0.90		0.90		2.81		89

10.72	9.07	1,500,859	0.92		0.92		0.90		0.90		2.61		173

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2023	$9.75	$0.21	$(0.82)	$(0.61)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	10.72	0.22	(0.83)	(0.61)	(0.27)	(0.09)	0.00	(0.36)

03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year Or Period	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.88	(6.16)%	$115,151	2.19%	2.19%	1.65%	1.65%	2.40%	78%

9.75	(5.92)	167,467	1.66	1.66	1.65	1.65	2.05	89

10.72	8.26	254,017	1.67	1.67	1.65	1.65	1.86	173

10.16	1.01	358,653	2.00	2.00	1.65	1.65	2.51	213

10.35	3.72	413,202	1.92	1.92	1.65	1.65	2.68	149

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$14,245,013
Investments in Affiliates	283,580

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,753
Over the counter	16,863
Deposits with counterparty	16,757
Foreign currency, at value	16,112
Receivable for investments sold	37,902
Receivable for investments sold on a delayed-delivery basis	57,721
Receivable for TBA investments sold	450,031
Receivable for Fund shares sold	9,603
Interest and/or dividends receivable	129,854
Dividends receivable from Affiliates	513
Reimbursement receivable from PIMCO	5

Total Assets	15,270,707

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,930,481
Payable for short sales	72,000

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,791
Over the counter	19,807
Payable for investments purchased	15,515
Payable for investments in Affiliates purchased	513
Payable for TBA investments purchased	881,709
Payable for unfunded loan commitments	7,759
Deposits from counterparty	13,894
Payable for Fund shares redeemed	41,470
Distributions payable	13,131
Overdraft due to custodian	253
Accrued investment advisory fees	2,811
Accrued supervisory and administrative fees	3,479
Accrued distribution fees	85
Accrued servicing fees	222
Other liabilities	11

Total Liabilities	3,004,931

Net Assets	$12,265,776

Net Assets Consist of:

Paid in capital	$14,826,996
Distributable earnings (accumulated loss)	(2,561,220)

Net Assets	$12,265,776

Cost of investments in securities	$15,973,320
Cost of investments in Affiliates	$283,598
Cost of foreign currency held	$16,541
Proceeds received on short sales	$71,544
Cost or premiums of financial derivative instruments, net	$31,844

* Includes repurchase agreements of:	$1,847

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$5,372,945
I-2	5,750,592
I-3	122,874
Administrative Class	32,810
Class A	871,404
Class C	115,151

Shares Issued and Outstanding:

Institutional Class	604,862
I-2	647,365
I-3	13,832
Administrative Class	3,693
Class A	98,097
Class C	12,963

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.88
I-2	8.88
I-3	8.88
Administrative Class	8.88
Class A	8.88
Class C	8.88

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$611,240
Dividends, net of foreign taxes*	15,845
Dividends from Investments in Affiliates	2,966
Total Income	630,051

Expenses:

Investment advisory fees	34,355
Supervisory and administrative fees	41,908
Distribution and/or servicing fees - Administrative Class	94
Distribution and/or servicing fees - Class A	2,345
Distribution and/or servicing fees - Class C	1,317
Trustee fees	83
Interest expense	74,803
Miscellaneous expense	5
Total Expenses	154,910
Waiver and/or Reimbursement by PIMCO	(43)
Net Expenses	154,867

Net Investment Income (Loss)	475,184

Net Realized Gain (Loss):

Investments in securities	(801,196)
Investments in Affiliates	141
Exchange-traded or centrally cleared financial derivative instruments	25,549
Over the counter financial derivative instruments	68,777
Foreign currency	5,504

Net Realized Gain (Loss)	(701,225)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(738,114)
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	58,379
Over the counter financial derivative instruments	9,626
Foreign currency assets and liabilities	(568)

Net Change in Unrealized Appreciation (Depreciation)	(670,694)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(896,735)

* Foreign tax withholdings - Dividends	$94

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$475,184	$572,862
Net realized gain (loss)	(701,225)	58,082
Net change in unrealized appreciation (depreciation)	(670,694)	(1,417,108)

Net Increase (Decrease) in Net Assets Resulting from Operations	(896,735)	(786,164)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(276,926)	(433,780)
I-2	(230,721)	(304,152)
I-3	(3,393)	(4,228)
Administrative Class	(1,443)	(3,266)
Class A	(34,647)	(57,050)
Class C	(3,869)	(7,180)

Total Distributions(a)	(550,999)	(809,656)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(2,282,689)	(1,362,068)

Total Increase (Decrease) in Net Assets	(3,730,423)	(2,957,888)

Net Assets:

Beginning of year	15,996,199	18,954,087
End of year	$12,265,776	$15,996,199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Statement of Cash Flows PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2023 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(896,735)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(12,782,265)
Proceeds from sales of long-term securities	16,154,009
(Purchases) Proceeds from sales of short-term portfolio investments, net	11,231
(Increase) decrease in deposits with counterparty	9,306
(Increase) decrease in receivable for investments sold	(51,536)
(Increase) decrease in interest and/or dividends receivable	26,930
(Increase) decrease in dividends receivable from Affiliates	(513)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	77,408
Proceeds from (Payments on) over the counter financial derivative instruments	59,533
(Increase) decrease in reimbursement receivable from PIMCO	(1)
(Increase) decrease in other assets	1
Increase (decrease) in payable for investments purchased	496,880
Increase (decrease) in payable for unfunded loan commitments	(6,232)
Increase (decrease) in deposits from counterparty	(4,949)
Increase (decrease) in accrued investment advisory fees	(597)
Increase (decrease) in accrued supervisory and administrative fees	(656)
Increase (decrease) in accrued distribution fees	(35)
Increase (decrease) in accrued servicing fees	(57)
Proceeds from (Payments on) short sales transactions, net	(11,273)
Proceeds from (Payments on) foreign currency transactions	4,926
Net Realized (Gain) Loss
Investments in securities	801,196
Investments in Affiliates	(141)
Exchange-traded or centrally cleared financial derivative instruments	(25,549)
Over the counter financial derivative instruments	(68,777)
Foreign currency	(5,504)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	738,114
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	(58,379)
Over the counter financial derivative instruments	(9,626)
Foreign currency assets and liabilities	568
Net amortization (accretion) on investments	6,902
Net Cash Provided by (Used for) Operating Activities	4,464,196

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	4,868,079
Payments on shares redeemed	(7,577,746)
Increase (decrease) in overdraft due to custodian	253
Cash distributions paid*	(187,417)
Proceeds from reverse repurchase agreements	1,012,724
Payments on reverse repurchase agreements	(1,615,419)
Proceeds from sale-buyback transactions	49,675,442
Payments on sale-buyback transactions	(50,656,020)
Net Cash Received from (Used for) Financing Activities	(4,480,104)

Net Increase (Decrease) in Cash and Foreign Currency	(15,908)

Cash and Foreign Currency:

Beginning of year	32,020
End of year	$16,112
* Reinvestment of distributions	$366,003

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$77,165

Non Cash Payment in Kind	$1,674

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Altice France SA
5.524% (EUR003M + 3.000%) due 08/31/2028 ~	EUR	959	$983

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,200	2,237

Arches Buyer, Inc.
8.157% due 12/06/2027		2,104	1,988

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		12,789	12,818

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		26,296	24,587

Charter Communications Operating LLC
6.557% due 02/01/2027		7,798	7,738

Delos Finance SARL
6.909% (LIBOR03M + 1.750%) due 10/06/2023 ~		30,450	30,476

Diamond Sports Group LLC
12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		3,036	2,866

DT Midstream, Inc.
6.845% (LIBOR01M + 2.000%) due 06/26/2028 ~		599	600

Encina Private Credit LLC
TBD% - 9.155% (LIBOR03M + 4.470%) due 11/30/2025 «~µ		21,631	20,952

IQVIA, Inc.
5.015% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,200	1,299

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$4,400	4,395

Setanta Aircraft Leasing Designated Activity Co.
7.159% (LIBOR03M + 2.000%) due 11/05/2028 ~		10,000	10,011

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,470	2,564

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		4,710	3,548

Total Loan Participations and Assignments (Cost $131,667)			127,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 67.2%

BANKING & FINANCE 31.5%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	$11,300	$10,578
2.875% due 08/14/2024	9,900	9,464
3.650% due 07/21/2027	2,770	2,547
3.875% due 01/23/2028	1,425	1,316
4.450% due 04/03/2026	2,320	2,231
5.529% (SOFRRATE + 0.680%) due 09/29/2023 ~	7,850	7,779

Agree LP
4.800% due 10/01/2032	500	482

AIA Group Ltd.
3.200% due 09/16/2040	800	599

AIB Group PLC
4.263% due 04/10/2025 •	5,900	5,777

Aircastle Ltd.
2.850% due 01/26/2028	4,000	3,445
4.250% due 06/15/2026	4,400	4,178
4.400% due 09/25/2023	18,000	17,682

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051	5,300	3,299
3.450% due 04/30/2025	4,600	4,418
3.550% due 03/15/2052	5,500	3,844

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^(c)(h)	3,100	312

Ally Financial, Inc.
3.050% due 06/05/2023	24,900	24,669
4.625% due 03/30/2025	3,600	3,408
6.700% due 02/14/2033	1,000	890
8.000% due 11/01/2031	14,400	15,132

American Assets Trust LP
3.375% due 02/01/2031	17,000	13,672

American Homes 4 Rent LP
2.375% due 07/15/2031	2,000	1,597
3.375% due 07/15/2051	500	332
3.625% due 04/15/2032	1,600	1,388
4.250% due 02/15/2028	13,667	12,839

American International Group, Inc.
4.250% due 03/15/2029	250	239

American Tower Corp.
1.875% due 10/15/2030	8,700	6,906
2.100% due 06/15/2030	4,100	3,352
2.300% due 09/15/2031	2,600	2,086
2.750% due 01/15/2027	23,000	21,220
2.950% due 01/15/2025	26,500	25,525
2.950% due 01/15/2051	34,500	22,132
3.375% due 10/15/2026	2,100	1,991
3.650% due 03/15/2027	5,000	4,753
3.700% due 10/15/2049	4,200	3,087
3.800% due 08/15/2029	11,030	10,259
3.950% due 03/15/2029	4,970	4,659

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/01/2025		$12,700	$12,404
4.400% due 02/15/2026		7,481	7,379
5.650% due 03/15/2033		6,700	6,901

Antares Holdings LP
2.750% due 01/15/2027		7,000	5,709
3.750% due 07/15/2027		6,250	5,291
3.950% due 07/15/2026		13,950	12,118

Ares Capital Corp.
2.875% due 06/15/2027		14,100	12,110

Ares Finance Co. LLC
3.250% due 06/15/2030		13,900	11,731
4.125% due 06/30/2051 •		4,900	3,829

Aroundtown SA
5.375% due 03/21/2029		1,200	891

Assurant, Inc.
4.200% due 09/27/2023		333	331

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		7,150	6,138
3.600% due 09/15/2051		4,800	3,339

AvalonBay Communities, Inc.
2.950% due 05/11/2026		300	284
3.200% due 01/15/2028		127	118

Aviation Capital Group LLC
3.500% due 11/01/2027		16,454	14,710
3.875% due 05/01/2023		500	498
4.375% due 01/30/2024		1,700	1,654
4.875% due 10/01/2025		10,591	10,238
6.250% due 04/15/2028 (a)		1,500	1,501

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		6,300	5,606
2.528% due 11/18/2027		9,259	7,843
3.250% due 02/15/2027		8,600	7,640
3.950% due 07/01/2024		1,235	1,202
4.250% due 04/15/2026		15,228	14,335

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	16,772

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	8,500	8,426
3.625% due 09/24/2024		6,125	6,326

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)		800	831

Banco BTG Pactual SA
2.750% due 01/11/2026		$5,900	5,260
4.500% due 01/10/2025		7,800	7,534

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	9,000	2,253

Banco General SA
4.125% due 08/07/2027		$3,900	3,598
4.750% due 03/20/2024		4,900	4,849

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		6,750	6,344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025		$8,800	$8,758

Banco Santander SA
5.926% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,400

Bank of America Corp.
1.319% due 06/19/2026 •		15,400	14,089
1.898% due 07/23/2031 •		19,100	15,329
2.299% due 07/21/2032 •		26,300	21,215
2.551% due 02/04/2028 •		52,400	47,713
2.687% due 04/22/2032 •		17,500	14,615
2.972% due 02/04/2033 •		27,000	22,755
3.093% due 10/01/2025 •		10,000	9,629
3.593% due 07/21/2028 •		8,000	7,524
3.970% due 03/05/2029 •		18,700	17,726
4.100% due 07/24/2023		600	597
4.571% due 04/27/2033 •		16,600	15,814
5.015% due 07/22/2033 •		6,500	6,433
8.050% due 06/15/2027		12,000	13,089

Bank of America NA
6.000% due 10/15/2036		4,600	4,974

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		12,300	12,239

Bank of New York Mellon Corp.
4.625% due 09/20/2026 •(g)		775	710

Bank of Nova Scotia
7.454% (US0003M + 2.648%) due 07/12/2023 ~(g)(h)		368	330

Bank One Michigan
8.250% due 11/01/2024		150	156

Barclays PLC
1.007% due 12/10/2024 •		12,300	11,856
4.338% due 05/16/2024 •		2,200	2,195
4.375% due 01/12/2026		32,965	31,850
5.501% due 08/09/2028 •		2,200	2,171
6.252% (US0003M + 1.380%) due 05/16/2024 ~		23,285	23,206
8.000% due 03/15/2029 •(g)(h)		5,800	4,966

BBVA Bancomer SA
1.875% due 09/18/2025		1,000	914
4.375% due 04/10/2024		3,100	3,065

BGC Partners, Inc.
3.750% due 10/01/2024		10,000	9,598
4.375% due 12/15/2025		10,000	9,520

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	11,027
2.000% due 01/30/2032		$5,600	4,260
2.800% due 09/30/2050		5,300	3,151
4.450% due 07/15/2045		2,300	1,849
5.000% due 06/15/2044		3,900	3,450

Blackstone Private Credit Fund
2.350% due 11/22/2024		9,000	8,374
4.700% due 03/24/2025		12,300	11,795

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Block Financial LLC
3.875% due 08/15/2030	$18,800	$16,181

Blue Owl Finance LLC
4.125% due 10/07/2051	5,900	3,705
4.375% due 02/15/2032	11,700	9,280

BNP Paribas SA
1.904% due 09/30/2028 •	4,800	4,086
2.591% due 01/20/2028 •	12,100	10,879
3.132% due 01/20/2033 •	13,100	10,958
4.400% due 08/14/2028	4,900	4,646
7.000% due 08/16/2028 •(g)(h)	1,000	914

BPCE SA
2.700% due 10/01/2029	250	218

Brixmor Operating Partnership LP
3.650% due 06/15/2024	2,200	2,132
3.850% due 02/01/2025	5,475	5,257
3.900% due 03/15/2027	300	279

Broadstone Net Lease LLC
2.600% due 09/15/2031	2,900	2,105

Brookfield Finance, Inc.
3.500% due 03/30/2051	6,400	4,272
3.900% due 01/25/2028	12,700	11,826
4.000% due 04/01/2024	1,600	1,568
4.850% due 03/29/2029	6,725	6,482

Brown & Brown, Inc.
4.200% due 09/15/2024	1,000	982
4.950% due 03/17/2052	400	343

Camden Property Trust
3.500% due 09/15/2024	800	782
4.100% due 10/15/2028	25	24

Cantor Fitzgerald LP
4.500% due 04/14/2027	300	280

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	3,000	2,749

Caterpillar Financial Services Corp.
1.450% due 05/15/2025	405	380
3.650% due 12/07/2023	180	179

Chubb INA Holdings, Inc.
3.350% due 05/15/2024	150	148
3.350% due 05/03/2026	350	339

CI Financial Corp.
3.200% due 12/17/2030	7,600	5,863
4.100% due 06/15/2051	3,600	2,185

Citigroup, Inc.
3.200% due 10/21/2026	22,290	21,049
3.400% due 05/01/2026	2,200	2,101
4.075% due 04/23/2029 •	5,260	5,020
5.985% (US0003M + 1.023%) due 06/01/2024 ~	16,000	15,995
7.375% due 05/15/2028 •(g)	28,500	28,077

Commonwealth Bank of Australia
3.784% due 03/14/2032 (h)	6,200	5,221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		$20,100	$18,019
3.750% due 07/21/2026		510	483
4.655% due 08/22/2028 •		5,200	5,057

Corebridge Financial, Inc.
3.650% due 04/05/2027		7,600	7,130
3.850% due 04/05/2029		8,400	7,678
6.875% due 12/15/2052 •		5,500	4,914

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(c)	EUR	1,100	198

Corporate Office Properties LP
2.250% due 03/15/2026		$9,800	8,662
2.750% due 04/15/2031		5,300	3,932

Credit Agricole SA
1.247% due 01/26/2027 •		3,800	3,397
4.125% due 01/10/2027		275	262
7.500% due 06/23/2026 •(g)(h)	GBP	300	338

Credit Suisse AG
1.250% due 08/07/2026		$2,700	2,285
6.500% due 08/08/2023 (h)		36,905	35,475
7.500% due 02/15/2028		7,500	7,969
7.950% due 01/09/2025		16,000	16,284

Credit Suisse Group AG
2.593% due 09/11/2025 •		13,400	12,445
3.750% due 03/26/2025		7,700	7,103
3.800% due 06/09/2023		18,000	17,662
4.207% due 06/12/2024 •		44,300	43,026
4.282% due 01/09/2028		500	452
4.550% due 04/17/2026		770	711
6.394% (US0003M + 1.240%) due 06/12/2024 ~		11,600	11,313

Crown Castle, Inc.
2.100% due 04/01/2031		3,900	3,189
2.250% due 01/15/2031		7,345	6,091
3.200% due 09/01/2024		6,200	6,025
3.250% due 01/15/2051		16,871	11,638
3.650% due 09/01/2027		2,443	2,319
3.700% due 06/15/2026		4,230	4,081
3.800% due 02/15/2028		15,524	14,743
4.000% due 03/01/2027		3,100	3,005
4.000% due 11/15/2049		4,435	3,453
4.300% due 02/15/2029		8,680	8,376
4.450% due 02/15/2026		15,300	15,110

CubeSmart LP
2.250% due 12/15/2028		3,200	2,751
4.375% due 02/15/2029		4,600	4,396

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		22,300	21,426

Deutsche Bank AG
1.447% due 04/01/2025 •(i)		1,800	1,675
2.129% due 11/24/2026 •(i)		30,800	26,569
2.222% due 09/18/2024 •		14,000	13,616
2.625% due 12/16/2024	GBP	14,300	16,308

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.547% due 09/18/2031 •		$26,600	$21,835
3.742% due 01/07/2033 •		1,000	724
5.625% due 05/19/2031 •	EUR	5,500	5,671

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,176

Discover Bank
4.200% due 08/08/2023		$15,000	14,864

Discover Financial Services
4.500% due 01/30/2026		4,200	4,054

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		7,900	6,673

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		121	120

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,141

Enact Holdings, Inc.
6.500% due 08/15/2025		1,700	1,659

EPR Properties
4.500% due 04/01/2025		7,200	6,957
4.500% due 06/01/2027		9,400	7,801
4.750% due 12/15/2026		8,000	6,980

Equitable Holdings, Inc.
5.594% due 01/11/2033		5,900	5,806

ERP Operating LP
4.500% due 06/01/2045		400	347

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	200	162

Essex Portfolio LP
1.700% due 03/01/2028		$9,500	8,175
3.250% due 05/01/2023		1,250	1,247
3.375% due 04/15/2026		4,100	3,917
3.500% due 04/01/2025		1,875	1,809

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		2,900	1,963

Extra Space Storage LP
3.900% due 04/01/2029		2,000	1,844

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	15,835
4.625% due 04/29/2030		$7,700	7,266

Federal Realty Investment Trust
1.250% due 02/15/2026		10,100	9,223

Fidelity National Financial, Inc.
3.200% due 09/17/2051		4,500	2,825

First American Financial Corp.
4.600% due 11/15/2024		5,115	5,043

First-Citizens Bank & Trust Co.
6.125% due 03/09/2028		1,200	1,170

Flourish Century
6.600% due 02/04/2049 ^«(c)(i)		4,500	499

Ford Motor Credit Co. LLC
2.330% due 11/25/2025	EUR	2,900	2,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.386% due 02/17/2026	EUR	200	$202
3.021% due 03/06/2024		300	320
3.250% due 09/15/2025		2,100	2,188
3.384% due 11/15/2023 •		1,200	1,297
3.416% due 12/01/2024 •		400	426
4.535% due 03/06/2025	GBP	3,400	4,033

Franklin Resources, Inc.
2.950% due 08/12/2051		$3,900	2,531

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,200	1,695
8.125% due 11/15/2024		5,680	5,473
8.250% due 04/15/2025		2,972	2,749

FS KKR Capital Corp.
1.650% due 10/12/2024		9,300	8,559
3.125% due 10/12/2028		3,800	3,114

Global Atlantic Fin Co.
4.400% due 10/15/2029		15,800	14,015

Globe Life, Inc.
2.150% due 08/15/2030		23,200	18,911

GLP Capital LP
3.350% due 09/01/2024		2,900	2,763
4.000% due 01/15/2030		3,200	2,842
4.000% due 01/15/2031		600	515
5.250% due 06/01/2025		17,955	17,551
5.300% due 01/15/2029		13,737	13,120
5.750% due 06/01/2028		6,300	6,153

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		4,200	3,413
2.615% due 04/22/2032 •		9,000	7,503
3.272% due 09/29/2025 •		110	107
3.691% due 06/05/2028 •		24,100	22,852
3.850% due 01/26/2027		1,625	1,569
4.223% due 05/01/2029 •		22,300	21,385

Golub Capital BDC, Inc.
2.050% due 02/15/2027		12,900	10,584

Goodman HK Finance
4.375% due 06/19/2024		3,500	3,454

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		4,100	3,558

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,100	19,499

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,520	3,503

Guardian Life Global Funding
1.100% due 06/23/2025		4,000	3,676

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		4,800	3,843

Healthcare Realty Holdings LP
3.750% due 07/01/2027		150	141

High Street Funding Trust
4.111% due 02/15/2028		3,500	3,344

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Highwoods Realty LP
3.050% due 02/15/2030		$5,600	$4,422
4.125% due 03/15/2028		2,200	1,952
4.200% due 04/15/2029		4,000	3,310

Host Hotels & Resorts LP
3.375% due 12/15/2029		5,300	4,489
3.500% due 09/15/2030		4,900	4,144
3.875% due 04/01/2024		4,306	4,207
4.000% due 06/15/2025		10,277	9,866

HSBC Holdings PLC
1.645% due 04/18/2026 •		15,500	14,167
2.013% due 09/22/2028 •		1,000	857
2.099% due 06/04/2026 •		24,400	22,425
2.357% due 08/18/2031 •		18,093	14,598
2.633% due 11/07/2025 •		19,500	18,463
2.848% due 06/04/2031 •		15,000	12,610
3.973% due 05/22/2030 •		15,800	14,270
4.250% due 03/14/2024		300	292
4.250% due 08/18/2025		825	785
4.292% due 09/12/2026 •		9,300	8,913
4.300% due 03/08/2026		35,700	34,565
4.375% due 11/23/2026		300	287
4.583% due 06/19/2029 •		8,476	8,050
4.750% due 07/04/2029 •(g)(h)	EUR	4,300	3,769
4.950% due 03/31/2030		$2,300	2,259
5.875% due 09/28/2026 •(g)(h)	GBP	14,400	15,586
6.000% due 09/29/2023 •(g)(h)	EUR	1,835	1,947
6.500% due 03/23/2028 •(g)(h)		$8,300	7,283
6.534% (US0003M + 1.380%) due 09/12/2026 ~		3,400	3,373

Hudson Pacific Properties LP
3.250% due 01/15/2030		15,300	9,941
4.650% due 04/01/2029		4,600	3,233

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	2,617

ING Groep NV
2.727% due 04/01/2032 •		5,700	4,705
3.950% due 03/29/2027		600	574
4.250% due 05/16/2031 •(g)(h)		2,900	1,924
5.750% due 11/16/2026 •(g)(h)		1,800	1,559
6.177% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,294

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		17,000	13,343
2.650% due 09/15/2040		4,850	3,522
4.000% due 09/15/2027		7,000	6,922
4.350% due 06/15/2029		6,500	6,420

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	4,777

Intesa Sanpaolo SpA
3.250% due 09/23/2024		500	481
5.017% due 06/26/2024		14,290	13,734
5.710% due 01/15/2026		2,200	2,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		$2,000	$1,537

JAB Holdings BV
2.200% due 11/23/2030		21,400	17,053

JPMorgan Chase & Co.
1.470% due 09/22/2027 •		5,000	4,414
2.182% due 06/01/2028 •		6,900	6,186
2.301% due 10/15/2025 •		21,000	20,092
2.545% due 11/08/2032 •		10,000	8,298
2.580% due 04/22/2032 •		9,600	8,085
2.739% due 10/15/2030 •		6,900	6,028
3.375% due 05/01/2023		850	848
3.540% due 05/01/2028 •		10,100	9,559
3.702% due 05/06/2030 •		16,000	14,890
3.782% due 02/01/2028 •		10,000	9,571
3.875% due 02/01/2024		500	494
4.005% due 04/23/2029 •		21,000	20,087
4.203% due 07/23/2029 •		300	290
4.912% due 07/25/2033 •		20,000	19,897

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		9,000	1,126
9.750% due 09/28/2023 ^(c)		10,100	1,225
10.875% due 07/23/2023 ^(c)		300	38
11.950% due 11/12/2023 ^(c)		10,000	1,251

KBC Group NV
4.250% due 10/24/2025 •(g)(h)	EUR	600	550

Kilroy Realty LP
2.500% due 11/15/2032		$7,800	4,985
2.650% due 11/15/2033		4,800	2,987
3.050% due 02/15/2030		6,796	4,997
3.450% due 12/15/2024		200	180
4.375% due 10/01/2025		5,050	4,582

KKR Financial Holdings LLC
5.400% due 05/23/2033		10,000	9,506

KKR Group Finance Co. LLC
3.500% due 08/25/2050		9,190	6,220
4.850% due 05/17/2032		2,550	2,458

KWG Group Holdings Ltd.
5.875% due 11/10/2024		3,200	917
7.400% due 03/05/2024		2,100	710

Lazard Group LLC
3.750% due 02/13/2025		5,083	4,947
4.375% due 03/11/2029		3,046	2,908
4.500% due 09/19/2028		3,500	3,335

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	16,660

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	9

Life Storage LP
3.875% due 12/15/2027		7,080	6,705

Lloyds Bank PLC
0.000% due 04/02/2032 þ		18,200	11,624

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$6,900	$6,315
3.750% due 01/11/2027		10,500	9,828
4.375% due 03/22/2028		3,400	3,230
4.450% due 05/08/2025		6,400	6,230
4.947% due 06/27/2025 •(g)(h)	EUR	900	884

Logicor Financing SARL
1.625% due 07/15/2027		4,000	3,434

LXP Industrial Trust
2.700% due 09/15/2030		$1,800	1,464

Manufacturers & Traders Trust Co.
2.900% due 02/06/2025		830	775

Manulife Financial Corp.
4.150% due 03/04/2026		1,970	1,941

MassMutual Global Funding
3.400% due 03/08/2026		1,600	1,551

Mercury General Corp.
4.400% due 03/15/2027		800	774

MetLife, Inc.
10.750% due 08/01/2069		4,000	5,198

Metropolitan Life Global Funding
0.450% due 09/01/2023		4,100	4,024

Mid-America Apartments LP
1.100% due 09/15/2026		3,200	2,813
2.875% due 09/15/2051		2,000	1,292
4.300% due 10/15/2023		22,235	22,175

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		6,300	5,781
1.538% due 07/20/2027 •		8,300	7,351
2.309% due 07/20/2032 •		10,500	8,419
2.801% due 07/18/2024		32,000	30,885
3.195% due 07/18/2029		8,475	7,576
5.133% due 07/20/2033 •		31,000	30,720
5.354% due 09/13/2028 •		5,200	5,220

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		700	691
1.979% due 09/08/2031 •		19,500	15,389
2.839% due 09/13/2026		2,800	2,601
2.869% due 09/13/2030 •		12,100	10,412

Morgan Stanley
0.000% due 04/02/2032 þ(i)		15,800	9,825
1.593% due 05/04/2027 •		15,200	13,633
1.794% due 02/13/2032 •		36,100	28,363
2.239% due 07/21/2032 •		20,000	16,062
2.475% due 01/21/2028 •		8,200	7,498
2.802% due 01/25/2052 •		7,000	4,630
3.622% due 04/01/2031 •		3,600	3,295
5.123% due 02/01/2029 •		11,900	12,004
6.063% (US0003M + 1.220%) due 05/08/2024 ~		16,700	16,701
6.250% due 08/09/2026		700	726

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		8,000	7,517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		$11,145	$11,021

MPT Operating Partnership LP
4.625% due 08/01/2029		1,620	1,198

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	5,455

Nasdaq, Inc.
2.500% due 12/21/2040		4,000	2,642
3.850% due 06/30/2026		600	582

National Health Investors, Inc.
3.000% due 02/01/2031		1,500	1,134

Nationwide Building Society
4.363% due 08/01/2024 •		1,600	1,587

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		5,300	4,037

NatWest Group PLC
4.269% due 03/22/2025 •		32,300	31,711
4.800% due 04/05/2026		600	582
4.892% due 05/18/2029 •		19,700	18,933
6.684% (US0003M + 1.550%) due 06/25/2024 ~		27,878	27,858

Neuberger Berman Group LLC
4.500% due 03/15/2027		7,800	7,517

New York Life Insurance Co.
3.750% due 05/15/2050		1,385	1,121
4.450% due 05/15/2069		3,500	3,012

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		6,000	5,197
2.450% due 09/15/2028		6,800	5,524
2.750% due 03/09/2028		15,000	12,697
3.875% due 09/21/2023		700	692

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,400	4,030
2.172% due 07/14/2028		9,000	7,519
2.329% due 01/22/2027		3,900	3,450
2.608% due 07/14/2031		14,400	11,321
2.648% due 01/16/2025		1,500	1,422
2.679% due 07/16/2030		4,700	3,803
2.710% due 01/22/2029		10,000	8,496
3.103% due 01/16/2030		10,000	8,477
5.709% due 01/09/2026		14,900	14,954
5.842% due 01/18/2028		23,700	23,914
6.181% due 01/18/2033		2,300	2,343

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		5,700	4,440

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	65,232	7,036
1.000% due 10/01/2053		1,889	188
1.500% due 10/01/2053		108,849	12,116

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025		$4,000	3,806

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio National Financial Services, Inc.
6.800% due 01/24/2030		$21,100	$20,096

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		5,274	3,864
3.625% due 10/01/2029		4,600	3,864
4.375% due 08/01/2023		1,581	1,571
4.500% due 04/01/2027		2,600	2,430
4.750% due 01/15/2028		700	649
5.250% due 01/15/2026		600	590

OneMain Finance Corp.
5.375% due 11/15/2029		9,600	8,086

Owl Rock Capital Corp.
2.875% due 06/11/2028		5,800	4,709

Pacific Life Global Funding II
1.200% due 06/24/2025		3,300	3,035

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,900	2,712

Physicians Realty LP
3.950% due 01/15/2028		5,400	5,069

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		6,000	6,720

Piper Sandler Cos.
5.200% due 10/15/2023		12,200	12,170

PNC Bank NA
3.800% due 07/25/2023		1,025	1,019

PNC Financial Services Group, Inc.
6.000% due 05/15/2027 •(g)		14,500	13,495
6.200% due 09/15/2027 •(g)		10,700	9,925
6.250% due 03/15/2030 •(g)		7,500	6,955

Popular, Inc.
7.250% due 03/13/2028		3,400	3,367

Pricoa Global Funding
0.800% due 09/01/2025		3,300	2,997

Principal Life Global Funding
3.000% due 04/18/2026		1,800	1,702

Prologis LP
3.250% due 06/30/2026		168	162

Protective Life Corp.
3.400% due 01/15/2030		14,600	12,906
4.300% due 09/30/2028		10,900	10,481

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	1,865

Prudential Financial, Inc.
6.625% due 12/01/2037		175	199

Public Storage
0.500% due 09/09/2030	EUR	2,200	1,760

Realty Income Corp.
3.100% due 12/15/2029		$100	90
3.950% due 08/15/2027		2,200	2,122
4.625% due 11/01/2025		11,400	11,243
4.875% due 06/01/2026		6,299	6,272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regency Centers LP
3.600% due 02/01/2027	$2,200	$2,108
3.700% due 06/15/2030	6,800	6,145

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	4,000	3,544
4.700% due 09/15/2023	215	214

Reliance Standard Life Global Funding
2.750% due 01/21/2027	160	146
3.850% due 09/19/2023	5,500	5,456

Rexford Industrial Realty LP
2.125% due 12/01/2030	6,400	5,145

RGA Global Funding
2.700% due 01/18/2029	4,300	3,760

Sabra Health Care LP
3.200% due 12/01/2031	9,850	7,235
3.900% due 10/15/2029	4,700	3,895

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	6,532	5,655
3.244% due 10/05/2026	22,600	20,499
4.500% due 07/17/2025	3,650	3,490
6.499% due 03/09/2029 •	5,900	5,900

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	16,000	14,288
4.796% due 11/15/2024 •	15,000	14,796

SBA Communications Corp.
3.125% due 02/01/2029	8,100	7,054

SBA Tower Trust
1.631% due 05/15/2051	3,800	3,333
1.884% due 07/15/2050	21,000	18,995

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 ^(c)(h)	7,000	2,347

SBL Holdings, Inc.
5.125% due 11/13/2026	1,000	912

SLM Corp.
4.200% due 10/29/2025	5,400	4,865

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,950	1,903
4.125% due 07/15/2023	6,000	5,961

Societe Generale SA
1.488% due 12/14/2026 •	17,275	15,079
4.750% due 05/26/2026 •(g)(h)	750	580
6.691% due 01/10/2034 •	1,300	1,331

Spirit Realty LP
3.200% due 01/15/2027	5,100	4,656
3.200% due 02/15/2031	600	500
4.000% due 07/15/2029	9,354	8,399
4.450% due 09/15/2026	4,100	3,936

Standard Chartered PLC
1.456% due 01/14/2027 •	11,800	10,376
2.819% due 01/30/2026 •	9,200	8,676
3.265% due 02/18/2036 •	10,100	7,914
3.603% due 01/12/2033 •	8,100	6,560

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.785% due 05/21/2025 •		$5,100	$5,000
6.170% due 01/09/2027 •		2,200	2,210
6.301% due 01/09/2029 •		4,000	4,092

State Street Corp.
3.776% due 12/03/2024 •		40	40

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		5,700	5,046

Stifel Financial Corp.
4.000% due 05/15/2030		9,800	8,617

STORE Capital Corp.
2.700% due 12/01/2031		3,800	2,744
2.750% due 11/18/2030		3,200	2,362
4.500% due 03/15/2028		3,400	3,049
4.625% due 03/15/2029		2,800	2,489

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		2,300	1,876
2.696% due 07/16/2024		34,000	32,827
2.750% due 01/15/2030		4,700	4,057
3.202% due 09/17/2029 (h)		6,000	5,254
5.464% due 01/13/2026		9,300	9,395
5.710% due 01/13/2030		16,400	16,944
5.766% due 01/13/2033		3,600	3,763
5.974% (SOFRRATE + 1.430%) due 01/13/2026 ~		15,200	15,283

Sun Communities Operating LP
2.700% due 07/15/2031		4,800	3,888
4.200% due 04/15/2032		3,100	2,773

Sunac China Holdings Ltd.
6.500% due 07/09/2023 ^(c)		16,400	4,009
6.650% due 08/03/2024 ^(c)		6,500	1,562
7.000% due 07/09/2025 ^(c)		6,800	1,638

SVB Financial Group
3.500% due 01/29/2025 ^(c)		500	316
4.345% due 04/29/2028 ^(c)		10,700	6,510

Synchrony Bank
5.625% due 08/23/2027		8,000	7,353

Synchrony Financial
3.700% due 08/04/2026		4,100	3,585
3.950% due 12/01/2027		5,600	4,750
4.375% due 03/19/2024		2,700	2,596

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	42,279

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,646	6,661
5.661% due 10/13/2041		3,243	3,919
5.801% due 10/13/2040		5,949	7,303

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$1,500	1,242

Trust Fibra Uno
4.869% due 01/15/2030		2,250	1,910
5.250% due 01/30/2026		5,660	5,359
6.390% due 01/15/2050		1,700	1,279
6.950% due 01/30/2044		1,983	1,623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
0.450% due 02/09/2024		$4,800	$4,576
5.125% due 05/15/2024 (h)		19,130	18,636

UBS Group AG
1.494% due 08/10/2027 •		14,800	12,760
2.095% due 02/11/2032 •		7,600	5,905
2.746% due 02/11/2033 •		4,500	3,609
4.125% due 09/24/2025		10,850	10,385
4.125% due 04/15/2026		600	571
4.375% due 02/10/2031 •(g)(h)		2,500	1,741

UDR, Inc.
1.900% due 03/15/2033		700	524
2.950% due 09/01/2026		1,400	1,319
3.000% due 08/15/2031		3,100	2,657
3.500% due 01/15/2028		7,425	6,948

UniCredit SpA
7.296% due 04/02/2034 •		6,000	5,540
7.500% due 06/03/2026 •(g)(h)	EUR	6,500	6,704
7.830% due 12/04/2023		$37,600	37,949

Ventas Realty LP
3.500% due 02/01/2025		100	96
4.400% due 01/15/2029		125	119

VICI Properties LP
3.875% due 02/15/2029		15,400	13,708
5.125% due 05/15/2032		7,800	7,356
5.750% due 02/01/2027		1,650	1,621

Virgin Money U.K. PLC
4.000% due 09/25/2026 •	GBP	6,800	7,861

Visa, Inc.
3.150% due 12/14/2025		$945	919

Vonovia Finance BV
5.000% due 10/02/2023		1,100	1,096

Vornado Realty LP
3.500% due 01/15/2025		6,200	5,609

W R Berkley Corp.
4.000% due 05/12/2050		1,080	874

WEA Finance LLC
3.750% due 09/17/2024		2,605	2,470

Wells Fargo & Co.
2.164% due 02/11/2026 •		14,500	13,650
2.393% due 06/02/2028 •		30,750	27,710
2.406% due 10/30/2025 •		18,200	17,306
3.000% due 04/22/2026		28,751	27,179
3.196% due 06/17/2027 •		14,670	13,806
3.526% due 03/24/2028 •		16,300	15,393
3.584% due 05/22/2028 •		38,906	36,684
4.611% due 04/25/2053 •		10,000	8,884

Weyerhaeuser Co.
4.000% due 04/15/2030		8,363	7,824
7.350% due 07/01/2026		2,000	2,106
7.375% due 03/15/2032		5,657	6,506

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WP Carey, Inc.
4.000% due 02/01/2025		$3,600	$3,490
4.250% due 10/01/2026		9,100	8,885

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		2,200	77
8.250% due 11/25/2023 ^(c)		4,900	172
9.250% due 04/15/2023 ^(c)		5,950	208

			3,869,229

INDUSTRIALS 26.9%

7-Eleven, Inc.
0.800% due 02/10/2024		14,200	13,601
0.950% due 02/10/2026		10,210	9,185
1.300% due 02/10/2028		12,600	10,731
1.800% due 02/10/2031		28,950	22,957

AbbVie, Inc.
2.850% due 05/14/2023		6,185	6,167
3.750% due 11/14/2023		150	149
3.800% due 03/15/2025		100	98
3.850% due 06/15/2024		1,854	1,832

Activision Blizzard, Inc.
3.400% due 09/15/2026		255	247

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026		3,075	2,564

Adobe, Inc.
2.150% due 02/01/2027		190	177

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		500	381

Adventist Health System
2.952% due 03/01/2029		3,000	2,672

AEP Transmission Co. LLC
2.750% due 08/15/2051		4,800	3,201

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	3,000	2,620

Aetna, Inc.
2.800% due 06/15/2023		$6,703	6,672

Air Canada
4.625% due 08/15/2029	CAD	4,900	3,235

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$4,156	3,670
3.600% due 09/15/2028		3,029	2,807
4.125% due 11/15/2026		5,779	5,455
5.250% due 10/01/2030		3,144	3,068

Aker BP ASA
3.100% due 07/15/2031		13,698	11,595
3.750% due 01/15/2030		4,100	3,706

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		9,005	8,755

Alcon Finance Corp.
3.000% due 09/23/2029		4,900	4,441

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		$3,900	$2,623
3.150% due 02/09/2051		10,200	6,685
3.250% due 02/09/2061		5,800	3,652
4.200% due 12/06/2047		4,800	3,800

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		10,460	10,159
3.550% due 10/01/2027		400	374

ALROSA Finance SA
4.650% due 04/09/2024 ^(c)		8,300	967

Altice France SA
3.375% due 01/15/2028	EUR	2,500	2,126

Amazon.com, Inc.
3.250% due 05/12/2061		$8,500	6,274
5.200% due 12/03/2025		700	713

Amdocs Ltd.
2.538% due 06/15/2030		14,850	12,528

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,229	2,862
3.150% due 08/15/2033		20,659	18,125
3.200% due 12/15/2029		7,165	6,443
3.350% due 04/15/2031		14,297	12,800
3.375% due 11/01/2028		6,070	5,289
3.575% due 07/15/2029		2,535	2,336
3.600% due 04/15/2031		2,799	2,432
3.650% due 02/15/2029		3,621	3,305
3.700% due 04/01/2028		5,556	5,096
4.000% due 01/15/2027		1,724	1,563

Amgen, Inc.
2.800% due 08/15/2041		150	110
3.625% due 05/22/2024		100	99
4.663% due 06/15/2051		7,254	6,598
5.150% due 03/02/2028		5,500	5,619
5.250% due 03/02/2030		7,600	7,776
5.250% due 03/02/2033		11,500	11,821
5.600% due 03/02/2043		33,650	34,695
5.650% due 03/02/2053		10,000	10,417
5.750% due 03/02/2063		18,100	18,803

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		8,300	7,267

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048		800	756
5.450% due 01/23/2039		9,360	9,839

AP Moller - Maersk AS
3.875% due 09/28/2025		12,900	12,608
4.500% due 06/20/2029		8,000	7,948

Apple, Inc.
1.650% due 05/11/2030		1,450	1,235
2.500% due 02/09/2025		950	922
2.550% due 08/20/2060		11,700	7,735
3.450% due 05/06/2024		300	297

Applied Materials, Inc.
3.900% due 10/01/2025		35	35

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aptiv PLC
3.250% due 03/01/2032	$6,000	$5,231

Arrow Electronics, Inc.
2.950% due 02/15/2032	3,900	3,255

Ashtead Capital, Inc.
4.000% due 05/01/2028	9,445	8,783
4.250% due 11/01/2029	3,300	3,030

Automatic Data Processing, Inc.
3.375% due 09/15/2025	160	157

Bacardi Ltd.
4.450% due 05/15/2025	4,500	4,434
4.700% due 05/15/2028	19,600	19,453
5.150% due 05/15/2038	10,500	10,212

BAE Systems PLC
3.400% due 04/15/2030	4,000	3,674

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	3,200	2,418

BAT Capital Corp.
2.726% due 03/25/2031	13,800	11,196

BAT International Finance PLC
3.950% due 06/15/2025	3,200	3,113

Bayer U.S. Finance LLC
3.375% due 07/15/2024	190	186
4.375% due 12/15/2028	36,600	35,404

Berry Global, Inc.
1.570% due 01/15/2026	8,000	7,268
4.875% due 07/15/2026	3,700	3,610

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	10,000	9,054

Boardwalk Pipelines LP
3.400% due 02/15/2031	18,000	15,678
3.600% due 09/01/2032	14,300	12,310

Boeing Co.
1.433% due 02/04/2024	15,000	14,497
2.196% due 02/04/2026	9,400	8,726
2.950% due 02/01/2030	375	331
3.200% due 03/01/2029	185	169
3.550% due 03/01/2038	175	139
3.625% due 02/01/2031	3,500	3,209
5.705% due 05/01/2040	21,000	21,265
5.805% due 05/01/2050	9,700	9,778
5.930% due 05/01/2060	30,000	30,024
7.950% due 08/15/2024	375	391

Bombardier, Inc.
7.125% due 06/15/2026	7,500	7,534

Boston Scientific Corp.
2.650% due 06/01/2030	15,700	13,881

BP Capital Markets America, Inc.
3.410% due 02/11/2026	355	346
3.588% due 04/14/2027	360	349
4.234% due 11/06/2028	415	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.300% due 06/15/2034	$9,037	$7,826
4.250% due 05/15/2034	1,425	1,336
4.625% due 12/20/2025	510	504

Broadcom, Inc.
1.950% due 02/15/2028	200	174
2.450% due 02/15/2031	21,400	17,530
2.600% due 02/15/2033	3,800	2,982
3.137% due 11/15/2035	22,839	17,582
3.187% due 11/15/2036	24,922	18,907
3.419% due 04/15/2033	632	529
3.469% due 04/15/2034	5,532	4,548
4.926% due 05/15/2037	44,703	40,693

Caesars Entertainment, Inc.
7.000% due 02/15/2030	10,200	10,388

Cameron LNG LLC
3.302% due 01/15/2035	4,300	3,705
3.402% due 01/15/2038	10,600	9,152

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	10,757

Carlisle Cos., Inc.
3.750% due 12/01/2027	100	95

CDW LLC
2.670% due 12/01/2026	10,100	9,095

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	2,096	1,878

Centene Corp.
2.450% due 07/15/2028	3,500	3,048
2.625% due 08/01/2031	3,000	2,434
4.625% due 12/15/2029	4,300	4,047

Charter Communications Operating LLC
2.300% due 02/01/2032	10,400	7,931
3.700% due 04/01/2051	5,000	3,206
3.750% due 02/15/2028	24,300	22,584
3.850% due 04/01/2061	25,100	15,681
3.900% due 06/01/2052	15,200	10,066
3.950% due 06/30/2062	15,600	9,904
4.200% due 03/15/2028	1,600	1,515
4.800% due 03/01/2050	5,400	4,121
4.908% due 07/23/2025	2,135	2,115
5.125% due 07/01/2049	17,200	13,632
5.375% due 05/01/2047	6,985	5,770
5.750% due 04/01/2048	15,890	13,729

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	5,200	4,296
3.700% due 11/15/2029	47,274	43,580
5.125% due 06/30/2027	23,235	23,266

Cheniere Energy Partners LP
4.000% due 03/01/2031	4,500	4,009

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	3,600	3,132

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
5.682% (US0003M + 0.890%) due 07/15/2023 ~	$1,900	$1,900

Cisco Systems, Inc.
2.200% due 09/20/2023	150	148

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029	6,200	5,490

Comcast Corp.
2.800% due 01/15/2051	22,300	15,085
3.250% due 11/01/2039	3,500	2,844
3.750% due 04/01/2040	5,500	4,729
3.950% due 10/15/2025	675	668

Community Health Systems, Inc.
4.750% due 02/15/2031	4,900	3,623
5.625% due 03/15/2027	4,200	3,692
6.000% due 01/15/2029	1,200	1,016
8.000% due 03/15/2026	3,100	2,999

Conagra Brands, Inc.
4.300% due 05/01/2024	19,800	19,608

ConocoPhillips Co.
2.400% due 03/07/2025	1,700	1,633

Constellation Brands, Inc.
3.700% due 12/06/2026	2,122	2,053

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «	795	791

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)	1,821	1,078

Continental Resources, Inc.
4.375% due 01/15/2028	7,050	6,650
5.750% due 01/15/2031	12,125	11,660

Corning, Inc.
4.700% due 03/15/2037	130	124

CoStar Group, Inc.
2.800% due 07/15/2030	12,400	10,403

Costco Wholesale Corp.
2.750% due 05/18/2024	480	471

Crown Castle Towers LLC
4.241% due 07/15/2048	11,900	11,278

CSL Finanace PLC Co.
4.050% due 04/27/2029	4,500	4,347

CSN Resources SA
4.625% due 06/10/2031	7,900	6,090
5.875% due 04/08/2032	8,900	7,290

CVS Health Corp.
3.000% due 08/15/2026	375	358

CVS Pass-Through Trust
4.163% due 08/11/2036	303	275
4.704% due 01/10/2036	7,171	6,750
5.789% due 01/10/2026	29	29
5.926% due 01/10/2034	324	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.036% due 12/10/2028	$3,475	$3,549
8.353% due 07/10/2031	296	325

DAE Funding LLC
1.550% due 08/01/2024	3,000	2,823
1.625% due 02/15/2024	4,500	4,307
2.625% due 03/20/2025	8,400	7,909
3.375% due 03/20/2028	6,300	5,689

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	6,600	6,406
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	5,500	5,493
5.422% (SOFRRATE + 0.600%) due 12/14/2023 ~	8,600	8,513
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~	5,100	5,033

Dell International LLC
4.000% due 07/15/2024	17,665	17,432
4.900% due 10/01/2026	6,350	6,338
5.300% due 10/01/2029	9,700	9,780
5.450% due 06/15/2023	10,886	10,882
5.850% due 07/15/2025	9,740	9,904
6.020% due 06/15/2026	19,825	20,357
6.200% due 07/15/2030	8,617	8,991

Delta Air Lines, Inc.
2.900% due 10/28/2024	7,776	7,448
3.750% due 10/28/2029	4,200	3,710
3.800% due 04/19/2023	720	720
4.375% due 04/19/2028	1,100	1,023
7.375% due 01/15/2026	35,122	36,581

Devon Energy Corp.
5.250% due 09/15/2024	7,493	7,515

Diamond Sports Group LLC
6.625% due 08/15/2027 ^(c)	400	6

DirecTV Financing LLC
5.875% due 08/15/2027	2,700	2,448

Discovery Communications LLC
3.800% due 03/13/2024	256	251
3.900% due 11/15/2024	100	97
3.950% due 06/15/2025	276	267
3.950% due 03/20/2028	100	94
4.900% due 03/11/2026	295	293

DISH DBS Corp.
5.250% due 12/01/2026	750	600

DT Midstream, Inc.
4.125% due 06/15/2029	4,000	3,511

Eastern Gas Transmission & Storage, Inc.
3.000% due 11/15/2029	3,250	2,899
3.900% due 11/15/2049	3,700	2,811

Eaton Corp.
3.103% due 09/15/2027	175	165

Ecopetrol SA
8.875% due 01/13/2033	9,000	9,117

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edwards Lifesciences Corp.
4.300% due 06/15/2028	$6,700	$6,674

Elevance Health, Inc.
3.650% due 12/01/2027	10,275	9,934

Enbridge, Inc.
2.500% due 08/01/2033	14,800	11,938
4.250% due 12/01/2026	7,300	7,177
5.700% due 03/08/2033	9,600	9,991
6.250% due 03/01/2078 •	8,700	7,918

Energy Transfer LP
3.900% due 05/15/2024	167	164
3.900% due 07/15/2026	5,861	5,641
5.350% due 05/15/2045	2,600	2,303
5.800% due 06/15/2038	6,230	6,128
6.500% due 02/01/2042	3,600	3,740
6.625% due 10/15/2036	206	217
7.500% due 07/01/2038	4,302	4,840

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,027

Enterprise Products Operating LLC
4.250% due 02/15/2048	2,485	2,120
4.450% due 02/15/2043	6,890	6,140
5.375% due 02/15/2078 •	10,400	8,374
5.700% due 02/15/2042	2,002	2,060
7.858% (US0003M + 2.986%) due 08/16/2077 ~	7,651	7,196

EQM Midstream Partners LP
4.000% due 08/01/2024	2,746	2,644

EQT Corp.
3.900% due 10/01/2027	3,500	3,293

Essential Utilities, Inc.
3.566% due 05/01/2029	1,800	1,676

Expedia Group, Inc.
2.950% due 03/15/2031	2,494	2,083
3.250% due 02/15/2030	10,900	9,459
6.250% due 05/01/2025	5,334	5,404

Exxon Mobil Corp.
2.709% due 03/06/2025	450	437

FactSet Research Systems, Inc.
2.900% due 03/01/2027	11,300	10,509

Ferguson Finance PLC
3.250% due 06/02/2030	4,900	4,259

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	300	267

Fiserv, Inc.
3.500% due 07/01/2029	3,000	2,786
3.800% due 10/01/2023	320	317
4.200% due 10/01/2028	4,905	4,762

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	36,900	30,356

Flex Ltd.
4.875% due 06/15/2029	18,100	17,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Foundation
2.815% due 06/01/2070		$7,500	$4,671

Fortune Brands Innovations, Inc.
3.250% due 09/15/2029		400	356

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	1,900	1,828

Freeport Minerals Corp.
9.500% due 06/01/2031		$200	245

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		9,900	7,451

Georgia-Pacific LLC
8.000% due 01/15/2024		800	818

Global Payments, Inc.
3.200% due 08/15/2029		13,572	11,951
5.400% due 08/15/2032		5,000	4,907
5.950% due 08/15/2052		1,100	1,049

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		2,600	2,631

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		7,900	8,135

Guara Norte SARL
5.198% due 06/15/2034		3,187	2,747

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	2,835

Haleon U.S. Capital LLC
3.375% due 03/24/2027		4,802	4,556
3.375% due 03/24/2029		1,700	1,569

Halliburton Co.
3.800% due 11/15/2025		7	7

HCA, Inc.
3.500% due 07/15/2051		4,500	3,113
3.625% due 03/15/2032		2,700	2,383
4.125% due 06/15/2029		6,800	6,377
4.625% due 03/15/2052		2,400	1,996
5.000% due 03/15/2024		12,404	12,334
5.125% due 06/15/2039		1,000	936
5.250% due 06/15/2026		30	30

Hess Corp.
7.300% due 08/15/2031		3,584	3,997
7.875% due 10/01/2029		3,600	4,051

HF Sinclair Corp.
5.875% due 04/01/2026		12,206	12,344

Home Depot, Inc.
3.750% due 02/15/2024		375	371

Humana, Inc.
1.350% due 02/03/2027		7,100	6,239
2.150% due 02/03/2032		7,800	6,329
3.700% due 03/23/2029		3,300	3,108

Huntington Ingalls Industries, Inc.
3.844% due 05/01/2025		900	880
4.200% due 05/01/2030		3,200	2,998

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyatt Hotels Corp.
1.800% due 10/01/2024		$5,400	$5,116
4.375% due 09/15/2028		150	143
5.625% due 04/23/2025		2,600	2,588
6.000% due 04/23/2030		3,900	3,964

Hyundai Capital America
0.875% due 06/14/2024		5,400	5,115
1.500% due 06/15/2026		11,500	10,228
2.000% due 06/15/2028		16,700	14,138

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,700	1,838

Illinois Tool Works, Inc.
3.500% due 03/01/2024		$550	543

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	9,594
3.500% due 07/26/2026		12,600	11,819
3.875% due 07/26/2029		18,600	16,746
6.125% due 07/27/2027		10,000	10,270

Infor, Inc.
1.750% due 07/15/2025		8,900	8,141

Innophos Holdings, Inc.
9.375% due 02/15/2028		5,200	5,321

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		6,500	5,041

International Business Machines Corp.
3.375% due 08/01/2023		297	295
3.625% due 02/12/2024		100	99

Interpublic Group of Cos., Inc.
4.200% due 04/15/2024		41	40

JetBlue Pass-Through Trust
2.750% due 11/15/2033		6,635	5,623

Johns Hopkins Health System
2.767% due 05/15/2023		400	399

Johnson & Johnson
2.625% due 01/15/2025		225	220

Kansas City Southern
4.950% due 08/15/2045		1,631	1,531

Kellogg Co.
3.400% due 11/15/2027		150	143

Kenvue, Inc.
4.900% due 03/22/2033		9,400	9,716

Kimberly-Clark Corp.
3.100% due 03/26/2030		225	208
3.950% due 11/01/2028		115	114

Kinder Morgan Energy Partners LP
7.300% due 08/15/2033		5,726	6,413
7.400% due 03/15/2031		500	556
7.500% due 11/15/2040		5,500	6,217

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,000	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 11/15/2023	$2,620	$2,618
7.750% due 01/15/2032	16,050	18,676

Kraft Heinz Foods Co.
5.000% due 06/04/2042	2,400	2,304
6.500% due 02/09/2040	1,258	1,384
6.875% due 01/26/2039	13,500	15,312
7.125% due 08/01/2039	7,120	8,150

L3Harris Technologies, Inc.
3.850% due 06/15/2023	185	184
4.400% due 06/15/2028	345	338

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,300	1,236
3.200% due 08/08/2024	104,110	100,784
3.500% due 08/18/2026	6,600	6,166

Leidos, Inc.
2.300% due 02/15/2031	16,750	13,602
4.375% due 05/15/2030	4,100	3,864

Lennar Corp.
4.750% due 11/29/2027	1,120	1,109

Lenovo Group Ltd.
5.875% due 04/24/2025	8,600	8,642

Level 3 Financing, Inc.
3.875% due 11/15/2029	12,050	8,732

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	5,507

Linde, Inc.
2.650% due 02/05/2025	350	338

Lockheed Martin Corp.
3.550% due 01/15/2026	162	161
4.300% due 06/15/2062	17,000	15,494

Marriott International, Inc.
3.500% due 10/15/2032	9,700	8,511
3.600% due 04/15/2024	700	687
4.150% due 12/01/2023	4,700	4,669
4.500% due 10/01/2034	6,099	5,516
4.625% due 06/15/2030	6,100	5,926
5.000% due 10/15/2027	5,600	5,616
5.750% due 05/01/2025	116	117

Marvell Technology, Inc.
1.650% due 04/15/2026	9,176	8,323
4.875% due 06/22/2028	100	98

Massachusetts Institute of Technology
4.678% due 07/01/2114	150	139

McDonald’s Corp.
2.625% due 09/01/2029	4,100	3,724
3.300% due 07/01/2025	355	348
3.800% due 04/01/2028	225	221

MDC Holdings, Inc.
3.966% due 08/06/2061	4,200	2,531

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	5,475	5,154
5.250% due 04/26/2026	2,300	2,075

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 12/04/2029		$1,300	$1,065
5.750% due 07/21/2028		8,850	7,664

Merck & Co., Inc.
3.400% due 03/07/2029		975	938

MGM China Holdings Ltd.
5.250% due 06/18/2025		8,445	8,011
5.375% due 05/15/2024		15,200	14,862
5.875% due 05/15/2026		10,902	10,274

Micron Technology, Inc.
4.185% due 02/15/2027		190	184
4.975% due 02/06/2026		210	210
5.327% due 02/06/2029		6,400	6,443

Microsoft Corp.
2.000% due 08/08/2023		585	579
2.375% due 05/01/2023		375	374
2.400% due 08/08/2026		675	643
2.875% due 02/06/2024		400	394
3.125% due 11/03/2025		730	712
4.200% due 11/03/2035		250	252

Mileage Plus Holdings LLC
6.500% due 06/20/2027		1,700	1,696

Mitchells & Butlers Finance PLC
4.726% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	606	697

Moody’s Corp.
3.250% due 05/20/2050		$11,450	8,299
4.875% due 02/15/2024		1,500	1,495

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		5,000	3,980

MPLX LP
4.500% due 04/15/2038		9,900	8,809
4.800% due 02/15/2029		100	99
4.875% due 12/01/2024		450	447
4.900% due 04/15/2058		2,600	2,170
4.950% due 03/14/2052		4,100	3,571

Mylan, Inc.
4.200% due 11/29/2023		9,500	9,400

National Fuel Gas Co.
2.950% due 03/01/2031		9,100	7,321

Netflix, Inc.
3.875% due 11/15/2029	EUR	11,800	12,577
4.875% due 04/15/2028		$1,700	1,693
4.875% due 06/15/2030		900	897

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		2,100	1,896

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		2,500	1,996
5.750% due 11/15/2041		2,500	2,477

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,600	3,673
3.043% due 09/15/2023		$16,000	15,764
3.201% due 09/17/2028	EUR	2,600	2,534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.522% due 09/17/2025		$5,700	$5,404
4.345% due 09/17/2027		16,300	15,387
4.810% due 09/17/2030		800	725

Norfolk Southern Corp.
4.100% due 05/15/2121		4,200	2,978

Northrop Grumman Corp.
2.930% due 01/15/2025		125	121
4.950% due 03/15/2053		1,000	998
7.750% due 03/15/2026		102	110
7.750% due 02/15/2031		285	338

NVIDIA Corp.
3.200% due 09/16/2026		300	292

NVR, Inc.
3.000% due 05/15/2030		35,314	31,090

NXP BV
3.875% due 06/18/2026		6,700	6,474
4.300% due 06/18/2029		7,685	7,386
4.875% due 03/01/2024		2,600	2,581
5.000% due 01/15/2033		600	589
5.350% due 03/01/2026		4,800	4,816

OCI NV
6.700% due 03/16/2033		3,400	3,395

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (f)(g)		3,579	3

ONEOK Partners LP
6.125% due 02/01/2041		1,700	1,671
6.200% due 09/15/2043		3,450	3,387

Oracle Corp.
2.875% due 03/25/2031 (i)		6,900	5,908
4.000% due 07/15/2046		11,000	8,407
4.000% due 11/15/2047		3,700	2,827
4.100% due 03/25/2061 (i)		16,600	12,237

Organon & Co.
2.875% due 04/30/2028	EUR	12,500	11,966

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023		$8,600	8,600

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,700	1,488

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		15,700	15,031
3.900% due 02/01/2024		3,100	3,052
4.125% due 08/01/2023		3,000	2,983

PepsiCo, Inc.
2.250% due 03/19/2025		180	174
2.625% due 07/29/2029		440	404
3.000% due 10/15/2027		260	249

PerkinElmer, Inc.
3.300% due 09/15/2029		300	268

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026		2,200	2,110

Petroleos Mexicanos
6.700% due 02/16/2032		16,351	13,028

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pfizer, Inc.
3.400% due 05/15/2024	$150	$148

PGT Innovations, Inc.
4.375% due 10/01/2029	200	181

Philip Morris International, Inc.
5.625% due 11/17/2029	3,100	3,241
5.750% due 11/17/2032	11,500	12,076

Phillips 66
0.900% due 02/15/2024	13,900	13,443

Phillips 66 Co.
3.550% due 10/01/2026	436	416
3.605% due 02/15/2025	65	63

Pioneer Natural Resources Co.
7.200% due 01/15/2028	4,497	4,845

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,000	2,657

Procter & Gamble Co.
2.700% due 02/02/2026	450	436

Prosus NV
3.832% due 02/08/2051	2,300	1,479
4.027% due 08/03/2050	1,200	790

QatarEnergy Trading LLC
3.125% due 07/12/2041	3,700	2,898

Qorvo, Inc.
1.750% due 12/15/2024	775	720

QUALCOMM, Inc.
3.250% due 05/20/2027	20	19
4.650% due 05/20/2035	285	288

Quanta Services, Inc.
2.350% due 01/15/2032	4,600	3,655
2.900% due 10/01/2030	3,100	2,676

QVC, Inc.
5.450% due 08/15/2034	1,700	637

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	604	615

Raytheon Technologies Corp.
3.150% due 12/15/2024	325	317
3.950% due 08/16/2025	355	351
4.125% due 11/16/2028	600	592
7.200% due 08/15/2027	125	139

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	15,900	12,874

Renesas Electronics Corp.
1.543% due 11/26/2024	4,000	3,737
2.170% due 11/25/2026	3,200	2,839

Republic Services, Inc.
2.500% due 08/15/2024	260	252

Rockies Express Pipeline LLC
3.600% due 05/15/2025	8,800	8,239
4.800% due 05/15/2030	3,100	2,724

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royalty Pharma PLC
1.750% due 09/02/2027	$13,750	$11,924

S&P Global, Inc.
4.250% due 05/01/2029	12,542	12,356
4.750% due 08/01/2028	1,000	1,015

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	6,411	6,393
5.625% due 03/01/2025	4,575	4,606
5.750% due 05/15/2024	8,410	8,432
5.875% due 06/30/2026	10,705	10,931

Salesforce, Inc.
3.250% due 04/11/2023	250	250

Sands China Ltd.
2.800% due 03/08/2027	2,400	2,061
3.350% due 03/08/2029	2,500	2,079
3.750% due 08/08/2031	2,400	1,930
4.300% due 01/08/2026	15,600	14,661

Santos Finance Ltd.
3.649% due 04/29/2031	20,000	16,722

Sasol Financing USA LLC
5.875% due 03/27/2024	250	247

Saudi Arabian Oil Co.
2.250% due 11/24/2030	1,000	846

SF Holding Investment Ltd.
2.875% due 02/20/2030	10,900	9,472
3.125% due 11/17/2031	1,500	1,282

Sherwin-Williams Co.
3.300% due 02/01/2025	500	487
3.450% due 08/01/2025	200	194

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	26	26

SK Hynix, Inc.
1.000% due 01/19/2024	7,100	6,843
2.375% due 01/19/2031	5,000	3,747

Smith & Nephew PLC
2.032% due 10/14/2030	6,900	5,600

Southern Co.
2.950% due 07/01/2023	210	209

Southwest Airlines Co.
3.000% due 11/15/2026	175	162
3.450% due 11/16/2027	100	93

Spectra Energy Partners LP
3.500% due 03/15/2025	275	267
4.750% due 03/15/2024	650	646

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	3,800	3,622
4.600% due 06/15/2028	16,831	14,284
7.500% due 04/15/2025	9,600	9,609
9.375% due 11/30/2029	4,450	4,862

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	943	787
4.100% due 10/01/2029	1,957	1,825

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		$9,550	$9,481

Standard Industries, Inc.
4.375% due 07/15/2030		2,350	2,047

Stryker Corp.
1.950% due 06/15/2030		12,550	10,594

Studio City Finance Ltd.
5.000% due 01/15/2029		9,300	7,150
6.500% due 01/15/2028		13,100	11,038

Syngenta Finance NV
3.375% due 04/16/2026	EUR	1,400	1,477
4.441% due 04/24/2023		$10,900	10,887
4.892% due 04/24/2025		4,390	4,294

T-Mobile USA, Inc.
2.050% due 02/15/2028		10,500	9,321
2.550% due 02/15/2031		16,800	14,247
3.000% due 02/15/2041		32,700	24,270
3.300% due 02/15/2051		40,000	28,487
3.400% due 10/15/2052		4,600	3,316
3.500% due 04/15/2025		5,843	5,683
3.600% due 11/15/2060		5,700	4,071
3.875% due 04/15/2030		21,750	20,425
5.050% due 07/15/2033		2,000	2,011
5.650% due 01/15/2053		4,800	4,922
5.800% due 09/15/2062		2,400	2,490

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027		7,600	7,355

Targa Resources Corp.
4.950% due 04/15/2052		8,000	6,649

Target Corp.
2.250% due 04/15/2025		250	240

TCI Communications, Inc.
7.875% due 02/15/2026		600	655

TD SYNNEX Corp.
1.250% due 08/09/2024		6,300	5,898
1.750% due 08/09/2026		9,940	8,715
2.375% due 08/09/2028		14,300	11,868
2.650% due 08/09/2031		8,700	6,910

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,500	1,417

Time Warner Cable LLC
4.500% due 09/15/2042		4,000	3,076

Times Square Hotel Trust
8.528% due 08/01/2026		286	285

TransCanada PipeLines Ltd.
4.250% due 05/15/2028		40	39
5.600% due 03/31/2034		5,258	5,290

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		2,900	2,628
7.850% due 02/01/2026		12,066	12,932

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		7,350	5,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travel & Leisure Co.
4.625% due 03/01/2030		$5,700	$4,895

Trimble, Inc.
4.900% due 06/15/2028		2,100	2,089
6.100% due 03/15/2033		1,000	1,011

Trinity Acquisition PLC
4.400% due 03/15/2026		35	34

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,247	2,007

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		539	538

Unigel Luxembourg SA
8.750% due 10/01/2026		3,900	3,610

Union Pacific Corp.
3.500% due 06/08/2023		100	100

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,423	3,737
2.875% due 04/07/2030		16,067	14,340
3.100% due 01/07/2030		1,033	932
3.100% due 04/07/2030		3,752	3,252
3.450% due 01/07/2030		2,981	2,591
3.500% due 09/01/2031		1,326	1,192
3.700% due 09/01/2031		2,902	2,514
4.150% due 10/11/2025		1,171	1,148
4.150% due 02/25/2033		9,001	8,106
5.875% due 04/15/2029		24,221	24,180

UnitedHealth Group, Inc.
2.900% due 05/15/2050		5,500	3,902

Univision Communications, Inc.
5.125% due 02/15/2025		2,200	2,163

Vale Overseas Ltd.
3.750% due 07/08/2030		3,500	3,140
6.875% due 11/21/2036		4,996	5,227

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		9,500	8,578
4.125% due 08/15/2031		2,500	2,199
6.250% due 01/15/2030		5,150	5,194

VeriSign, Inc.
2.700% due 06/15/2031		1,706	1,448

Viking Cruises Ltd.
13.000% due 05/15/2025		7,400	7,823

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		500	430

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		2,638	4

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	5,837
5.250% due 05/15/2029		1,000	1,079

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$6,200	5,282

VMware, Inc.
2.200% due 08/15/2031		3,300	2,615

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 08/21/2027	$16,435	$15,743
4.500% due 05/15/2025	9,342	9,229
4.650% due 05/15/2027	10,438	10,285
4.700% due 05/15/2030	24,482	23,779

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	13,400	12,954

Walmart, Inc.
2.550% due 04/11/2023	475	475

Walt Disney Co.
2.650% due 01/13/2031	23,580	20,845
3.500% due 05/13/2040	13,400	11,403
3.700% due 09/15/2024	400	395
7.700% due 10/30/2025	153	163

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	2,700	2,261
5.141% due 03/15/2052	13,800	11,197

Weir Group PLC
2.200% due 05/13/2026	19,600	17,670

Western Digital Corp.
4.750% due 02/15/2026	3,600	3,459

Western Midstream Operating LP
3.950% due 06/01/2025	150	144

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	15,933	15,640

Weyerhaeuser Co.
7.700% due 02/15/2026	7,658	8,132

Williams Cos., Inc.
4.850% due 03/01/2048	6,000	5,321

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	9,453
3.700% due 09/15/2026	11,375	10,923
3.700% due 03/15/2028	6,100	5,700
4.500% due 03/04/2029	2,300	2,222

Wyeth LLC
6.450% due 02/01/2024	100	101

Wynn Macau Ltd.
4.875% due 10/01/2024	6,050	5,876
5.500% due 10/01/2027	34,554	30,186

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	6,000	4,575

Yara International ASA
4.750% due 06/01/2028	12,500	11,963

Yellowstone Energy LP
5.750% due 12/31/2026 «	2,037	2,050

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	500	380
6.125% due 03/01/2028	5,100	3,106

		3,299,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.8%

AEP Texas, Inc.
2.100% due 07/01/2030	$5,100	$4,242

AES Corp.
3.300% due 07/15/2025	10,200	9,684
3.950% due 07/15/2030	5,200	4,668

Alliant Energy Finance LLC
3.600% due 03/01/2032	1,500	1,328

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	6,200	4,970

Arizona Public Service Co.
2.650% due 09/15/2050	8,900	5,570
3.350% due 05/15/2050	3,750	2,651

AT&T, Inc.
2.750% due 06/01/2031	16,200	13,968
3.500% due 06/01/2041	49,000	38,713
3.550% due 09/15/2055	23,160	16,654
3.650% due 06/01/2051	25,700	19,495
3.650% due 09/15/2059	30,575	21,887
3.850% due 06/01/2060	25,750	19,332
4.350% due 03/01/2029	600	588

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	1,850	1,668

Bharti Airtel Ltd.
4.375% due 06/10/2025	5,000	4,918

Black Hills Corp.
2.500% due 06/15/2030	10,400	8,653
3.875% due 10/15/2049	5,500	4,158

BP Capital Markets PLC
3.279% due 09/19/2027	545	525

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033	2,600	2,657

CenterPoint Energy, Inc.
4.250% due 11/01/2028	360	346

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,500	3,022

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	11,420

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028	4,200	3,948

Constellation Energy Generation LLC
5.750% due 10/01/2041	2,579	2,540
5.800% due 03/01/2033	1,400	1,445
6.250% due 10/01/2039	990	1,045

Dominion Energy, Inc.
2.250% due 08/15/2031	10,600	8,737

DTE Electric Co.
5.200% due 04/01/2033	7,500	7,749

DTE Energy Co.
2.950% due 03/01/2030	2,441	2,149
3.400% due 06/15/2029	2,387	2,191

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Carolinas LLC
2.450% due 08/15/2029		$16,100	$14,071
2.950% due 12/01/2026		160	151
3.200% due 08/15/2049		500	367
6.050% due 04/15/2038		1,227	1,344

Duke Energy Corp.
3.400% due 06/15/2029		765	707

Duke Energy Florida LLC
3.200% due 01/15/2027		1,100	1,050

Duke Energy Ohio, Inc.
6.900% due 06/01/2025		6,800	6,961

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027		15,400	13,735

Edison International
5.750% due 06/15/2027		8,700	8,893
8.125% due 06/15/2053 •		8,900	9,033

Electricite de France SA
4.500% due 09/21/2028		1,000	974
4.875% due 01/22/2044		500	430

Emera U.S. Finance LP
4.750% due 06/15/2046		15,000	12,192

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		1,526	1,408

Enel Finance America LLC
2.875% due 07/12/2041		4,100	2,703
7.100% due 10/14/2027		2,500	2,689

Enel Finance International NV
1.875% due 07/12/2028		9,100	7,664
2.250% due 07/12/2031		10,100	7,916

Entergy Corp.
1.900% due 06/15/2028		5,900	5,143
3.750% due 06/15/2050		1,000	760

Entergy Texas, Inc.
1.750% due 03/15/2031		4,129	3,327

Evergy Metro, Inc.
2.250% due 06/01/2030		400	339

Exelon Corp.
4.050% due 04/15/2030		7,100	6,782
5.150% due 03/15/2028		5,000	5,091

Fells Point Funding Trust
3.046% due 01/31/2027		11,500	10,680

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	18,800	14,272
2.950% due 01/27/2029		$18,600	12,067

Georgia Power Co.
2.650% due 09/15/2029		9,800	8,628
3.250% due 03/15/2051		16,500	11,833
3.700% due 01/30/2050		4,200	3,271

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		11,600	10,918

India Green Power Holdings
4.000% due 02/22/2027		3,100	2,635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	$2,650	$2,577

ITC Holdings Corp.
2.950% due 05/14/2030	1,800	1,587

Jersey Central Power & Light Co.
4.300% due 01/15/2026	9,450	9,282

Kentucky Utilities Co.
5.450% due 04/15/2033	3,000	3,122

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,500	2,418

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	39,000	38,328
4.625% due 04/01/2029	3,155	2,961

Mississippi Power Co.
3.950% due 03/30/2028	14,645	14,104

Monongahela Power Co.
4.100% due 04/15/2024	450	442

Narragansett Electric Co.
3.395% due 04/09/2030	3,100	2,842

NextEra Energy Capital Holdings, Inc.
4.800% due 12/01/2077 •	4,300	3,632
5.000% due 02/28/2030	2,000	2,021
5.650% due 05/01/2079 •	5,000	4,425

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	8,316

NiSource, Inc.
3.490% due 05/15/2027	225	213

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2049 ^«(c)	14,582	14,582

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	3,209	1,785

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	18,766	4,316

Oi SA
10.000% due 07/27/2025 ^(c)	7,500	588

ONEOK, Inc.
2.750% due 09/01/2024	6,300	6,097
4.550% due 07/15/2028	21,503	20,821
4.950% due 07/13/2047	9,972	8,373
5.200% due 07/15/2048	3,985	3,451
6.000% due 06/15/2035	700	692
6.350% due 01/15/2031	8,600	9,019

Pacific Gas & Electric Co.
2.500% due 02/01/2031	7,500	6,082
2.950% due 03/01/2026	3,900	3,632
3.000% due 06/15/2028	5,400	4,798
3.150% due 01/01/2026	14,901	13,917
3.250% due 06/01/2031	1,600	1,357
3.300% due 03/15/2027	5,300	4,852
3.300% due 12/01/2027	27,516	24,804

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 08/01/2040	$2,700	$1,919
3.400% due 08/15/2024	200	194
3.450% due 07/01/2025	19,655	18,749
3.500% due 06/15/2025	5,800	5,534
3.500% due 08/01/2050	13,050	8,632
3.750% due 07/01/2028	15,079	13,892
3.750% due 08/15/2042	2,600	1,850
3.850% due 11/15/2023	745	734
4.200% due 03/01/2029	1,000	916
4.250% due 08/01/2023	1,600	1,591
4.250% due 03/15/2046	2,100	1,553
4.300% due 03/15/2045	1,932	1,457
4.500% due 07/01/2040	2,900	2,385
4.500% due 12/15/2041	4,300	3,410
4.550% due 07/01/2030	7,800	7,313
4.600% due 06/15/2043	4,900	3,868
4.650% due 08/01/2028	17,000	16,012
4.750% due 02/15/2044	5,700	4,584
4.950% due 07/01/2050	5,465	4,513
5.250% due 03/01/2052	13,600	11,602

PacifiCorp
2.900% due 06/15/2052	13,300	9,144

Pennsylvania Electric Co.
3.600% due 06/01/2029	1,020	953
4.150% due 04/15/2025	2,600	2,532
6.150% due 10/01/2038	1,600	1,650

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	3,051
3.640% due 11/01/2046	1,500	1,117

PPL Electric Utilities Corp.
5.000% due 05/15/2033	6,100	6,235

Public Service Co. of Oklahoma
2.200% due 08/15/2031	1,400	1,146
3.150% due 08/15/2051	1,500	1,042

Puget Energy, Inc.
4.100% due 06/15/2030	5,500	5,086

Rio Oil Finance Trust
8.200% due 04/06/2028	6,014	6,066
9.750% due 01/06/2027	7,266	7,531

San Diego Gas & Electric Co.
1.700% due 10/01/2030	12,400	10,126
4.100% due 06/15/2049	9,500	8,066
5.350% due 04/01/2053	11,800	12,172

Sempra Energy
3.400% due 02/01/2028	2,840	2,670
4.125% due 04/01/2052 •	4,100	3,315

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	900

Southern California Edison Co.
0.975% due 08/01/2024	16,475	15,595
1.200% due 02/01/2026	7,200	6,486
2.500% due 06/01/2031	2,600	2,208
2.750% due 02/01/2032	10,500	9,022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 02/01/2051	$12,000	$8,103
3.450% due 02/01/2052	8,200	6,019
3.650% due 02/01/2050	2,000	1,544
3.700% due 08/01/2025	8,800	8,581
3.900% due 12/01/2041	1,100	876
3.900% due 03/15/2043	6,100	4,975
4.000% due 04/01/2047	14,900	12,271
4.650% due 10/01/2043	600	545
4.700% due 06/01/2027	600	602
4.875% due 03/01/2049	8,468	7,849
5.300% due 03/01/2028	8,300	8,514
6.650% due 04/01/2029	8,039	8,670

Southern California Gas Co.
2.550% due 02/01/2030	2,200	1,923

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	12,000	9,571
3.250% due 06/15/2026	5,475	5,250
3.875% due 11/15/2025	2,300	2,240
4.400% due 05/30/2047	5,154	4,413

Southern Power Co.
5.250% due 07/15/2043	1,000	944

Southwest Gas Corp.
4.050% due 03/15/2032	5,775	5,317

Southwestern Electric Power Co.
3.250% due 11/01/2051	7,193	5,019

Sprint LLC
7.125% due 06/15/2024	600	610
7.875% due 09/15/2023	3,700	3,731

System Energy Resources, Inc.
2.140% due 12/09/2025	13,800	12,726
6.000% due 04/15/2028	2,300	2,365

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	5,087

Toledo Edison Co.
2.650% due 05/01/2028	11,334	10,047

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	200	195

Transcanada Trust
5.300% due 03/15/2077 •	22,550	18,942

Verizon Communications, Inc.
2.100% due 03/22/2028	2,100	1,872
2.850% due 09/03/2041	4,150	3,043
3.000% due 03/22/2027	875	832
3.875% due 03/01/2052	12,100	9,804
5.617% (SOFRRATE + 0.790%) due 03/20/2026 ~	17,100	16,989
5.964% (US0003M + 1.100%) due 05/15/2025 ~	4,000	4,009

Vodafone Group PLC
5.125% due 06/04/2081 •	11,100	7,789

WEC Energy Group, Inc.
1.800% due 10/15/2030	2,700	2,188
2.200% due 12/15/2028	1,000	872

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Xcel Energy, Inc.
3.400% due 06/01/2030	$240	$219

		1,075,758

Total Corporate Bonds & Notes (Cost $9,333,876)		8,244,080

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	1,700	1,517
2.154% due 07/01/2030	6,200	5,264

Total Municipal Bonds & Notes (Cost $7,900)		6,781

U.S. GOVERNMENT AGENCIES 4.2%

Freddie Mac
6.156% due 11/25/2055 «~	3,291	1,907
13.845% due 03/25/2029 •	496	512

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	142	131
3.500% due 07/01/2046	1,738	1,642
4.000% due 08/01/2049	189	183

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2053	153,900	132,805
3.000% due 05/01/2053	83,000	74,557
3.500% due 05/01/2053	50,492	46,952
4.000% due 04/01/2053 - 05/01/2053	263,150	251,724
5.000% due 05/01/2053	7,400	7,380

Total U.S. Government Agencies (Cost $512,058)		517,793

U.S. TREASURY OBLIGATIONS 26.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	312,980	215,846
1.875% due 02/15/2041 (k)	333,300	249,565
1.875% due 11/15/2051 (k)	338,738	230,811
2.000% due 11/15/2041 (k)	397,800	300,549
2.250% due 05/15/2041 (k)	163,533	130,012
2.250% due 02/15/2052 (k)	109,000	81,337
2.500% due 02/15/2046 (k)	89,225	70,941
2.500% due 05/15/2046 (k)	91,308	72,576
2.875% due 05/15/2052 (k)	166,700	142,675
3.125% due 02/15/2042 (k)	74,170	67,373
3.125% due 08/15/2044 (k)	106,675	95,262
3.250% due 05/15/2042 (k)	108,400	100,075
3.375% due 05/15/2044 (k)	93,084	86,648
3.875% due 09/30/2029 (k)(o)	251,500	255,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.125% due 05/31/2023 (k)(m)(o)	$16,695	$16,573
0.125% due 08/31/2023 (m)	250,000	245,337
1.375% due 10/31/2028 (k)(m)	270,107	239,715
1.875% due 02/28/2027 (k)(m)(o)	15,600	14,560
1.875% due 02/15/2032 (k)	241,641	212,144
2.750% due 07/31/2023 (m)(o)	102,300	101,626
2.750% due 08/15/2032	87,293	82,171
2.875% due 05/15/2032 (k)	107,755	102,569
3.125% due 11/15/2028 (k)(m)(o)	29,000	28,280
4.125% due 11/15/2032	110,800	116,444

Total U.S. Treasury Obligations (Cost $3,643,366)		3,258,784

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

245 Park Avenue Trust
3.508% due 06/05/2037	3,622	3,271

American Home Mortgage Assets Trust
4.078% due 10/25/2046 ~	1,576	1,084

American Home Mortgage Investment Trust
7.021% due 11/25/2045 ^•	524	240

AOA Mortgage Trust
5.559% due 10/15/2038 •	10,675	9,860

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •	21,571	20,788

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	9,000	7,874

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	183	114

Banc of America Funding Trust
3.300% due 06/20/2037 ~	3,040	2,593
4.975% due 01/25/2037 •	5,445	4,713
5.141% due 10/20/2036 •	1,120	816
5.321% due 06/20/2047 •	844	672
5.645% due 05/25/2037 ^•	307	263
5.750% due 01/25/2037	2,244	1,823
6.000% due 03/25/2037	1,089	901
15.847% due 07/25/2047 ^•	769	1,022

Banc of America Mortgage Trust
3.769% due 10/25/2035 ~	419	359

BCAP LLC Trust
3.362% due 07/26/2036 ~	112	95
5.285% due 05/25/2047 ^•	525	486
6.000% due 07/26/2037 ~	236	204

Bear Stearns Adjustable Rate Mortgage Trust
3.696% due 06/25/2047 ^~	1,606	1,418

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.841% due 08/25/2036 ^~	$870	$443
3.934% due 04/25/2035 ~	9,425	8,244
4.145% due 03/25/2036 ^~	185	140
5.165% due 08/25/2036 ~	456	376

Bear Stearns Asset-Backed Securities Trust
5.195% due 12/25/2035 ^•	247	126
5.500% due 08/25/2035 ~	109	73

Benchmark Mortgage Trust
2.640% due 09/15/2048	4,446	4,196

BSST Mortgage Trust
6.128% due 02/15/2037 ~	2,100	1,944

BX Trust
5.576% due 04/15/2039 •	17,780	16,949
5.583% due 10/15/2036 •	7,000	6,728

Chase Mortgage Finance Trust
6.000% due 06/25/2037	2,832	1,375

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
5.525% due 08/25/2037 •	311	277

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.125% due 01/25/2035 •	300	276

Citigroup Commercial Mortgage Trust
3.251% due 05/10/2035	1,250	1,147

Citigroup Mortgage Loan Trust
3.857% due 03/25/2037 ^~	243	204

Commercial Mortgage Trust
3.178% due 02/10/2035	13,000	12,147

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	795	475

Countrywide Alternative Loan Trust
0.359% due 07/25/2036 •	8	0
4.488% due 08/25/2035 ^•	1,584	1,315
4.951% due 09/20/2046 •	992	957
4.971% due 09/20/2046 •	1,548	1,294
5.055% due 04/25/2047 ~	1,160	877
5.195% due 05/25/2037 ^•	626	221
5.225% due 09/25/2046 ^•	1,316	1,190
5.500% due 07/25/2035	913	730
5.500% due 01/25/2036	846	587
6.000% due 03/25/2036 ^	794	374
6.000% due 05/25/2036 ^	87	45
6.000% due 06/25/2037	1,461	728
6.500% due 12/25/2036 ^	373	180

Credit Suisse Commercial Mortgage Trust
5.651% due 06/15/2034 •	4,788	4,529

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	6,549	5,456

Credit Suisse Mortgage Capital Certificates
3.264% due 06/26/2037 ~	1,820	1,722
3.587% due 04/28/2037 ~	929	841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
3.005% due 12/26/2059 ~	$1,506	$1,508
3.386% due 05/27/2037 ~	3,120	2,047

CSAIL Commercial Mortgage Trust
3.718% due 08/15/2048	6,500	6,245

DROP Mortgage Trust
5.830% due 10/15/2043 •	5,000	4,623

Extended Stay America Trust
5.765% due 07/15/2038 ~	55,155	53,544

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	18,000	17,923

GSR Mortgage Loan Trust
5.285% due 08/25/2046 •	19,296	4,621

HarborView Mortgage Loan Trust
3.764% due 06/19/2036 ^~	648	297
5.171% due 12/19/2036 •	2,353	1,935
5.261% due 01/19/2036 •	1,733	1,061

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	108	86

IndyMac INDX Mortgage Loan Trust
5.325% due 07/25/2035 •	6,189	5,671

InTown Mortgage Trust
7.316% due 08/15/2039 •	10,700	10,639

JP Morgan Alternative Loan Trust
4.200% due 05/25/2037 ^~	692	564
6.810% due 08/25/2036 ^þ	861	807

JP Morgan Chase Commercial Mortgage Securities Trust
5.984% due 03/15/2036 •	12,792	12,203

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	114	103

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~	3	3

Morgan Stanley Capital Trust
5.634% due 12/15/2036 •	2,341	2,141
5.854% due 12/15/2038 •	6,700	6,492

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	379	117

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	8	8

MortgageIT Mortgage Loan Trust
5.245% due 04/25/2036 •	3,622	2,556

New Century Alternative Mortgage Loan Trust
6.667% due 07/25/2036 ^þ	888	209

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	30,608	28,570
2.750% due 11/25/2059 ~	20,006	18,780
4.500% due 05/25/2058 ~	7,211	6,765

One New York Plaza Trust
5.634% due 01/15/2036 •	2,400	2,303

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONE Park Mortgage Trust
5.641% due 03/15/2036 •	$7,700	$7,260

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	3,789	3,227
3.941% due 07/25/2035 ~	140	123
4.930% due 01/25/2036 ^~	1,070	812
5.205% due 05/25/2036 •	818	680
5.225% due 08/25/2036 ^•	524	487
5.265% due 04/25/2046 ~	6,124	1,766

Starwood Mortgage Trust
5.734% due 04/15/2034 •	3,400	3,307

Structured Adjustable Rate Mortgage Loan Trust
3.848% due 05/25/2036 ^~	978	624
4.120% due 02/25/2036 ^~	13	12
5.145% due 08/25/2036 ^•	583	404

TBW Mortgage-Backed Trust
6.280% due 01/25/2037 þ	6,705	1,044

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~	4,054	3,863
5.845% due 05/25/2058 •	1,021	1,009

Wachovia Mortgage Loan Trust LLC
3.937% due 05/20/2036 ^~	67	64

WaMu Mortgage Pass-Through Certificates Trust
3.884% due 07/25/2037 ^~	295	266

Washington Mutual Mortgage Pass-Through Certificates Trust
3.978% due 11/25/2046 ^•	917	737
6.000% due 07/25/2036	193	135

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	109	89

Total Non-Agency Mortgage-Backed Securities (Cost $370,690)		352,492

ASSET-BACKED SECURITIES 5.2%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •	8,200	8,065

Aames Mortgage Investment Trust
6.045% due 06/25/2035 •	191	190

AASET Trust
3.967% due 05/16/2042	1,347	1,087

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •	1,093	1,073

ACE Securities Corp. Home Equity Loan Trust
5.005% due 08/25/2036 ^~	1,572	415
5.245% due 12/25/2036 •	5,084	1,461
5.790% due 05/25/2035 •	5,500	4,819

ACREC Ltd.
6.921% due 02/19/2038 •	8,400	8,344

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	3,020	2,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anchorage Capital CLO Ltd.
5.932% due 07/15/2032 •	$7,300	$7,183
5.955% due 07/22/2032 •	12,900	12,642

Apidos CLO
5.695% due 07/18/2029 •	13,400	13,285

Ares CLO Ltd.
5.865% due 04/22/2031 •	9,600	9,456

Argent Securities Trust
4.955% due 09/25/2036 ~	1,669	546
5.385% due 05/25/2036 ~	1,314	326
5.405% due 04/25/2036 •	6,523	2,170

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.605% due 02/25/2036 •	2,191	1,652

Asset-Backed Funding Certificates Trust
4.975% due 01/25/2037 •	3,668	2,549

Atlas Static Senior Loan Fund Ltd.
7.258% due 07/15/2030 •	1,744	1,748

Barings CLO Ltd.
5.742% due 04/15/2031 •	11,900	11,765

BDS Ltd.
6.828% due 08/19/2038 •	13,700	13,564

Bear Stearns Asset-Backed Securities Trust
5.305% due 11/25/2036 •	6,743	6,112

Benefit Street Partners CLO Ltd.
5.872% due 07/15/2032 ~	8,700	8,563

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	3,823	3,427

BPCRE Holder LLC
7.091% due 01/16/2037 •	4,000	3,964

Brightspire Capital Ltd.
5.911% due 08/19/2038 •	7,500	7,368

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •	12,000	11,994

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •	21,606	21,374

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •	13,500	13,292

Carrington Mortgage Loan Trust
5.095% due 10/25/2036 •	2,237	1,730

Catamaran CLO Ltd.
5.915% due 04/22/2030 •	23,252	22,999

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •	3,500	3,356

Citigroup Mortgage Loan Trust
5.045% due 01/25/2037 •	9,351	4,367
5.365% due 03/25/2036 •	1,151	1,023

Countrywide Asset-Backed Certificates Trust
4.985% due 07/25/2037 ^~	495	485
5.065% due 09/25/2047 ^•	297	281
5.075% due 05/25/2037 •	2,448	2,276

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.325% due 03/25/2036 •	$1,117	$984
5.585% due 08/25/2047 •	2,243	2,129

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •	27,969	27,934

Credit-Based Asset Servicing & Securitization Trust
5.145% due 11/25/2036 •	1,124	523

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •	13,300	13,128

ECAF Ltd.
3.473% due 06/15/2040	231	154
4.947% due 06/15/2040	5,044	3,386

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •	3,569	3,408

Fremont Home Loan Trust
4.995% due 01/25/2037 •	1,450	671
5.185% due 02/25/2037 •	1,803	633

GSAA Home Equity Trust
3.752% due 03/25/2036 ~	1,152	494
5.145% due 07/25/2036 •	49,479	11,364
5.165% due 05/25/2036 •	32,801	8,585
5.355% due 01/25/2036 •	9,011	7,480

GSAMP Trust
5.005% due 01/25/2037 •	2,864	1,711
5.015% due 01/25/2037 •	7,252	6,948
5.125% due 09/25/2036 •	71,925	25,950

Home Equity Loan Trust
5.185% due 04/25/2037 •	3,100	2,707

Home Equity Mortgage Loan Asset-Backed Trust
5.595% due 10/25/2035 •	2,997	2,909

JP Morgan Mortgage Acquisition Trust
4.331% due 07/25/2036 •	8,826	7,935
6.080% due 08/25/2036 þ	1,325	780

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	2,693	2,222

KKR CLO Ltd.
6.082% due 04/15/2029 •	11,807	11,736

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	8,812	7,223

LCCM Trust
5.884% due 12/13/2038 •	8,600	8,335

Lehman XS Trust
4.713% due 06/25/2036 •	110	110

Long Beach Mortgage Loan Trust
5.165% due 09/25/2036 •	13,430	3,748
5.205% due 03/25/2046 •	4,791	3,926
5.325% due 09/25/2036 ~	4,248	1,192

MAPS Ltd.
4.212% due 05/15/2043	3,585	3,228

MASTR Asset-Backed Securities Trust
5.325% due 03/25/2036 •	2,327	1,618
5.565% due 12/25/2034 •	7,803	7,147
5.595% due 10/25/2035 ^•	1,077	978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.472% due 02/25/2037 ^þ		$10,667	$1,497
5.105% due 03/25/2037 •		6,666	5,843
5.295% due 02/25/2047 •		4,910	2,941
5.595% due 09/25/2035 •		809	754

METAL LLC
4.581% due 10/15/2042		7,648	4,474

MF1 LLC
7.391% due 09/17/2037 •		10,500	10,413

MF1 Ltd.
5.910% due 02/19/2037 •		13,000	12,661

Morgan Stanley ABS Capital, Inc. Trust
4.985% due 10/25/2036 ~		991	441
4.995% due 11/25/2036 •		1,441	816
4.995% due 12/25/2036 •		702	362
4.995% due 02/25/2037 •		3,799	1,866
5.025% due 02/25/2037 •		11,345	3,804
5.045% due 02/25/2037 ~		498	245
5.065% due 10/25/2036 •		1,083	483
5.075% due 02/25/2037 •		4,323	1,452
5.345% due 08/25/2036 ~		5,937	3,120
5.465% due 12/25/2035 •		355	344
6.095% due 07/25/2037 •		2,100	1,744

Morgan Stanley Home Equity Loan Trust
4.945% due 04/25/2037 •		221	120
5.195% due 04/25/2037 •		1,052	576

New Century Home Equity Loan Trust
5.005% due 08/25/2036 •		6,553	6,246
5.550% due 02/25/2036 •		6,100	5,057

NovaStar Mortgage Funding Trust
4.995% due 03/25/2037 •		1,098	386
5.265% due 01/25/2037 •		4,389	1,530
5.345% due 10/25/2036 •		1,117	621

Option One Mortgage Loan Trust
4.985% due 01/25/2037 •		3,983	2,320

OZLM Ltd.
5.858% due 04/20/2031 •		6,600	6,486

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	1,752	1,866

Palmer Square Loan Funding Ltd.
5.608% due 07/20/2029 •		$22,531	22,255

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.580% due 08/25/2035 •		4,394	4,200

PFP Ltd.
6.934% due 08/19/2035 •		20,100	20,055

RBSSP Resecuritization Trust
4.764% due 11/26/2036 •		251	245

Ready Capital Mortgage Financing LLC
5.795% due 07/25/2036 ~		4,326	4,203
7.166% due 10/25/2039 •		5,500	5,464
7.358% due 10/25/2039 •		18,973	19,049

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		$10,718	$4,969

Residential Asset Mortgage Products Trust
5.305% due 12/25/2035 •		7,461	5,919

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		4,992	4,070

Securitized Asset-Backed Receivables LLC Trust
5.345% due 03/25/2036 •		1,251	769

Specialty Underwriting & Residential Finance Trust
4.169% due 02/25/2037 ^þ		1,480	588
5.115% due 04/25/2037 ~		846	591
5.145% due 06/25/2037 ~		514	297

Start Ltd.
4.089% due 03/15/2044		2,042	1,809

Structured Asset Investment Loan Trust
4.995% due 09/25/2036 •		180	173
5.165% due 05/25/2036 •		23	23

Structured Asset Securities Corp. Mortgage Loan Trust
5.345% due 11/25/2037 •		8,000	7,013

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		4,605	3,991

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035		11,300	11,620
5.169% due 04/01/2041		7,600	8,056

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		1,809	1,611

Venture CLO Ltd.
5.938% due 04/20/2032 •		4,000	3,954

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		17,600	16,286

Vibrant CLO Ltd.
5.928% due 07/20/2032 •		3,100	3,040

Voya CLO Ltd.
5.792% due 10/15/2030 •		3,594	3,551

Wellfleet CLO Ltd.
5.978% due 07/20/2032 •		2,900	2,839
5.992% due 07/15/2034 •		8,000	7,806

Total Asset-Backed Securities (Cost $705,445)			641,331

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
1.000% due 07/09/2029		233	65
1.500% due 07/09/2046 þ		1,610	429
3.500% due 07/09/2041 þ		9,535	2,679

Australia Government International Bond
1.000% due 11/21/2031	AUD	43,650	24,234

Canada Housing Trust
1.950% due 12/15/2025	CAD	59,800	42,362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,600	$11,884

Export-Import Bank of India
3.250% due 01/15/2030		6,000	5,280

Italy Government International Bond
6.875% due 09/27/2023		8,500	8,555

Kuwait International Government Bond
3.500% due 03/20/2027		14,500	14,229

Mexico Government International Bond
3.771% due 05/24/2061		3,350	2,272

Peru Government International Bond
6.350% due 08/12/2028	PEN	59,400	15,412
8.200% due 08/12/2026		327,400	91,159

Qatar Government International Bond
3.750% due 04/16/2030		$15,000	14,683
4.400% due 04/16/2050		5,300	4,918

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,700	4,556
2.125% due 03/07/2028		5,000	4,633
2.875% due 04/13/2042		2,300	1,469
3.750% due 02/07/2034		500	425

Russia Government International Bond
4.250% due 06/23/2027 «		$2,800	168
4.750% due 05/27/2026 «		2,600	156
5.250% due 06/23/2047 «		5,000	300
5.625% due 04/04/2042		9,800	6,290
5.875% due 09/16/2043		1,400	834
7.500% due 03/31/2030		99	67

Saudi Government International Bond
2.250% due 02/02/2033		14,100	11,603
5.000% due 01/18/2053		14,000	13,042

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,327,000	79,364

Ukraine Government International Bond
7.750% due 09/01/2024 ^(c)		$6,300	1,414

Total Sovereign Issues (Cost $439,212)			362,482

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)		441,790	0

Urbi Desarrollos Urbanos SAB de CV (d)		7,056	3

			3

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Constellation Oil ‘B’ «(d)(i)	2,022,200	$219

INDUSTRIALS 0.0%

Westmoreland Mining Holdings «(d)(i)	48,126	145

MATERIALS 0.0%

Petra Diamonds Ltd. (d)	1,042,150	964

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	889,838	0

Total Common Stocks (Cost $14,395)		1,331

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(i)	3	0

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	4,263	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	11,865	1

Total Warrants (Cost $591)		1

CONVERTIBLE PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Wells Fargo & Co.
7.500%	7,750	9,116

Total Convertible Preferred Securities (Cost $5,523)		9,116

PREFERRED SECURITIES 5.4%

ENERGY 0.3%

Energy Transfer LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(g)	1,367,000	33,054

FINANCIALS 4.7%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	30,000	3,015

	SHARES	MARKET VALUE (000S)

American AgCredit Corp.
5.250% due 06/15/2026 •(g)	14,000,000	$12,568

Bank of America Corp.
5.125% due 06/20/2024 •(g)	14,100,000	13,608
5.875% due 03/15/2028 •(g)	58,483,000	52,710
6.250% due 09/05/2024 •(g)	5,200,000	5,084

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	8,000,000	7,000

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)	35,500,000	32,784

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	38,500,000	30,366
5.000% due 12/01/2027 •(g)	7,950,000	6,226
5.375% due 06/01/2025 •(g)	3,900,000	3,700

Citigroup, Inc.
3.875% due 02/18/2026 •(g)	33,200,000	28,037
4.000% due 12/10/2025 •(g)	4,450,000	3,907
4.150% due 11/15/2026 •(g)	6,700,000	5,484
4.700% due 01/30/2025 •(g)	14,000,000	12,301
5.000% due 09/12/2024 •(g)	49,800,000	46,534
6.300% due 05/15/2024 •(g)	11,800,000	11,205

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(g)	16,000,000	12,259
5.650% due 10/06/2025 •(g)	18,950,000	17,207

CoBank ACB
4.250% due 01/01/2027 •(g)	7,900,000	6,546
6.200% (US0003M + 3.744%) due 01/01/2025 ~(g)	106,000	10,216
6.250% due 10/01/2026 •(g)	9,300,000	8,808
6.450% due 10/01/2027 •(g)	5,000,000	4,663

Discover Financial Services
6.125% due 06/23/2025 •(g)	17,000,000	15,804

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(g)	3,000,000	2,582

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)	9,000,000	7,360

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(g)	16,000,000	13,984
4.000% due 04/01/2025 •(g)	35,600,000	31,897
4.600% due 02/01/2025 •(g)	10,000,000	9,354
4.625% due 06/01/2026 (g)	327,000	6,906
5.000% due 08/01/2024 •(g)	52,120,000	50,325
5.150% due 05/01/2023 •(g)	9,506,000	9,356
6.100% due 10/01/2024 •(g)	1,100,000	1,076
6.125% due 04/30/2024 •(g)	935,000	921
6.750% due 02/01/2024 •(g)	790,000	794

M&T Bank Corp.
5.125% due 11/01/2026 •(g)	100,000	76

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,095

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Morgan Stanley
5.875% due 09/15/2026 •(g)	3,000,000	$2,959
6.500% due 10/15/2027 (g)	389,400	9,887
8.026% (US0003M + 3.160%) due 12/15/2025 ~(g)	10,280,000	10,111

Nationwide Building Society
10.250% ~	64,034	9,472

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(g)	7,900,000	6,206

SBL Holdings, Inc.
7.000% due 05/13/2025 •(g)	3,550,000	2,749

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	12,627,500	13,223

SVB Financial Group
4.250% due 11/15/2026 ^(c)(g)	10,000,000	662

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	6,900,000	6,058

U.S. Bancorp
5.300% due 04/15/2027 •(g)	6,245,000	5,368

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	7,400,000	6,538
4.250% due 09/15/2026 (g)	678,800	11,675
5.875% due 06/15/2025 •(g)	475,000	467

		572,133

INDUSTRIALS 0.3%

Energy Transfer LP
6.500% due 11/15/2026 •(g)	12,500,000	11,038
6.750% due 05/15/2025 •(g)	16,500,000	14,584

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(g)	12,344,000	12,344

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (g)	4,600,000	3,938

		41,904

UTILITIES 0.1%

Dominion Energy, Inc.
4.650% due 12/15/2024 •(g)	5,100,000	4,487

Edison International
5.000% due 12/15/2026 •(g)	4,500,000	3,766

Sempra Energy
4.875% due 10/15/2025 •(g)	7,300,000	6,860

		15,113

Total Preferred Securities (Cost $748,157)		662,204

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	$5,333

Total Real Estate Investment Trusts (Cost $4,200)		5,333

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

COMMERCIAL PAPER 0.4%

American Electric Power Co., Inc.
4.980% due 04/04/2023	$4,000	3,998

Constellation Brands, Inc.
5.260% due 04/04/2023	8,300	8,295
5.290% due 04/10/2023	2,400	2,396
5.290% due 04/12/2023	2,800	2,795

Entergy Corp.
5.000% due 04/06/2023	6,400	6,395

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023	5,500	5,467

Republic Services, Inc.
5.750% due 04/17/2023	400	399

Walgreens Boots
5.180% due 04/03/2023	5,700	5,698
5.800% due 05/03/2023 (a)	12,100	12,039

		47,482

REPURCHASE AGREEMENTS (j) 0.0%
		1,847

U.S. TREASURY BILLS 0.1%
4.522% due 04/06/2023 - 05/09/2023 (e)(f)(o)	6,907	6,894

Total Short-Term Instruments (Cost $56,240)		56,223

Total Investments in Securities (Cost $15,973,320)		14,245,013

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III	29,168,906	$283,580

Total Short-Term Instruments (Cost $283,598)		283,580

Total Investments in Affiliates (Cost $283,598)		283,580

Total Investments 118.4% (Cost $16,256,918)		$14,528,593

Financial Derivative Instruments (l)(n) 0.0% (Cost or Premiums, net $31,844)		2,018

Other Assets and Liabilities, net (18.4)%		(2,265,835)

Net Assets 100.0%		$12,265,776

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$219	$219	0.00%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Deutsche Bank AG 1.447% due 04/01/2025	03/30/2021	1,800	1,675	0.01
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	30,800	26,569	0.22
Flourish Century 6.600% due 02/04/2049	08/25/2021	4,432	499	0.00
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	13,792	9,825	0.08
Oracle Corp. 2.875% due 03/25/2031	03/22/2021	6,891	5,908	0.05
Oracle Corp. 4.100% due 03/25/2061	03/24/2021 - 07/08/2021	18,064	12,237	0.10
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,720	0.06
Westmoreland Mining Holdings	12/08/2014	1,406	145	0.00

		$83,404	$63,797	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$1,847	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,884)	$1,847	$1,847

Total Repurchase Agreements						$(1,884)	$1,847	$1,847

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	4.650%	01/19/2023	04/20/2023	$(677,015)	$(683,506)
	4.680	02/15/2023	04/05/2023	(593,304)	(596,930)
	4.690	02/10/2023	04/10/2023	(645,642)	(650,045)

Total Sale-Buyback Transactions					$(1,930,481)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$87,000	$(71,544)	$(72,000)

Total Short Sales (0.6)%				$(71,544)	$(72,000)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,847	$0	$0	$1,847	$(1,884)	$(37)
NOM	0	0	0	0	(6)	(6)

Master Securities Forward Transaction Agreement
UBS	0	0	(1,930,481)	(1,930,481)	1,946,153	15,672

Total Borrowings and Other Financing Transactions	$1,847	$0	$(1,930,481)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,930,481)	$0	$0	$(1,930,481)

Total Borrowings	$0	$(1,930,481)	$0	$0	$(1,930,481)

Payable for sale-buyback financing transactions					$(1,930,481)

(k)	Securities with an aggregate market value of $1,946,153 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(2,740,789) at a weighted average interest rate of 2.529%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2,238) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	142	$142	$(48)	$(33)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	142	142	(58)	(34)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	145	145	(52)	(6)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	471	471	(252)	(46)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.500	04/21/2023	296	$296	$(120)	$(41)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	145	145	(95)	(67)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	296	296	(190)	(61)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	471	471	(431)	(65)

Total Written Options					$(1,246)	$(353)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	245	$(28,156)	$264	$0	$(84)

Total Futures Contracts				$264	$0	$(84)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.210%	$4,400	$(154)	$78	$(76)	$0	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.678	10,100	(116)	105	(11)	0	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.545	17,700	(80)	(23)	(103)	0	(3)

						$(350)	$160	$(190)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.773%		$6,100	$1,207	$(533)	$674	$3	$0
AES Corp.	5.000	Quarterly	06/20/2026	0.875		2,100	430	(166)	264	3	0
Airbus Finance BV	1.000	Quarterly	12/20/2025	0.519	EUR	2,800	64	(25)	39	3	0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.851		$3,900	83	(62)	21	12	0
American International Group, Inc.	1.000	Quarterly	12/20/2027	1.005		10,500	(63)	65	2	49	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.620		4,300	71	(42)	29	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		40,700	686	(353)	333	16	0
Atlantia SPA	1.000	Quarterly	12/20/2025	1.178	EUR	5,800	(262)	236	(26)	14	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909		6,800	8	0	8	4	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.049		$19,400	413	(364)	49	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.060		10,000	264	(170)	94	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		1,000	5	(3)	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423		16,600	(25)	100	75	3	0
Boeing Co.	1.000	Quarterly	12/20/2025	0.684		2,400	(39)	59	20	2	0

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	0.784%		$3,100	$(16)	$40	$24	$3	$0
BP Capital Markets PLC	1.000	Quarterly	12/20/2025	0.490	EUR	10,800	256	(95)	161	14	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.440		16,400	309	(134)	175	3	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.613		700	9	(1)	8	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.054		1,000	(10)	8	(2)	2	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.157		15,500	(48)	(70)	(118)	38	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.012		$2,800	(12)	12	0	4	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.332		400	27	(26)	1	1	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.399		7,400	64	13	77	0	(7)
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.917		2,200	18	(11)	7	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.124		3,200	255	(221)	34	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.127		2,000	181	(122)	59	2	0
Ford Motor Co.	5.000	Quarterly	12/20/2024	1.603		7,400	854	(427)	427	8	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.315		2,400	231	(163)	68	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		9,100	109	(58)	51	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.358		7,200	77	(19)	58	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		23,900	190	46	236	0	(7)
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		8,500	58	48	106	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		900	10	1	11	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		13,700	2,619	(1,002)	1,617	4	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.857		6,900	(53)	85	32	12	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.994		4,800	(49)	52	3	7	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.048		4,200	561	(404)	157	1	0
Lennar Corp.	5.000	Quarterly	12/20/2026	0.796		2,900	598	(173)	425	4	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.432		2,800	61	(49)	12	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.653		5,500	138	(104)	34	9	0
National Rural Utilities Cooperative Finance Corp.	1.000	Quarterly	12/20/2026	0.269		2,200	60	(3)	57	0	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.587		9,800	223	(97)	126	14	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.630		19,500	487	(360)	127	29	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147	EUR	34,500	(1,657)	1,605	(52)	18	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.359		29,700	(1,794)	1,614	(180)	0	(9)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695		1,900	(192)	156	(36)	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	0.853		$1,500	(5)	13	8	2	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.006	EUR	7,000	85	(84)	1	6	0
Tesco PLC	1.000	Quarterly	12/20/2024	0.377		13,800	304	(141)	163	8	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.905		12,700	30	32	62	36	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.990		9,800	21	(12)	9	36	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758		$2,500	57	(38)	19	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		6,200	149	(108)	41	3	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862		4,000	(12)	35	23	4	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		4,100	(63)	77	14	3	0
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.237	EUR	11,200	248	(223)	25	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.283		3,600	96	(61)	35	1	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	1.132		8,900	61	(117)	(56)	37	0

							$7,377	$(1,744)	$5,633	$428	$(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	1,032	$2	$1	$3	$2	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		244,500	1,247	1,692	2,939	241	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		691,800	4,820	3,361	8,181	749	0
CDX.IT-RAXX MAIN39	1.000	Quarterly	06/20/2028	EUR	71,000	194	405	599	232	0
CDX.IT-RAXX XOV39	5.000	Quarterly	06/20/2028		35,600	372	708	1,080	499	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		552,380	1,375	5,654	7,029	1,516	0
iTraxx Europe Main 38 5-Year Index	1.000	Quarterly	12/20/2027		117,200	(1,242)	2,476	1,234	356	0

						$6,768	$14,297	$21,065	$3,595	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	61,600	$615	$(1,197)	$(582)	$259	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		21,400	645	(848)	(203)	189	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(1,028)	1,145	117	34	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		4,094,400	(1,449)	1,417	(32)	34	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	636,800	16,775	12,645	29,420	48	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		27,100	(58)	569	511	80	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		28,600	(102)	704	602	151	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025	BRL	336,000	0	(1,515)	(1,515)	0	(59)
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		21,500	0	(157)	(157)	1	0
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027		222,800	38	(1,349)	(1,311)	9	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		58,500	0	(337)	(337)	2	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		36,600	0	(210)	(210)	2	0
Receive	1-Year BRL-CDI	12.351	Maturity	01/04/2027		260,610	0	(435)	(435)	0	(8)
Receive	1-Year BRL-CDI	12.417	Maturity	01/04/2027		633,320	0	(1,248)	(1,248)	0	(18)
Pay	1-Year BRL-CDI	12.848	Maturity	01/04/2027		643,800	0	2,454	2,454	16	0
Pay	1-Year BRL-CDI	12.980	Maturity	01/04/2027		654,000	0	2,784	2,784	16	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027	EUR	26,700	(201)	(2,611)	(2,812)	0	(81)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		69,200	(252)	(5,786)	(6,038)	0	(213)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		31,400	(118)	(2,621)	(2,739)	0	(97)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		118,100	(428)	(107)	(535)	0	(38)
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		66,010	6,583	30,101	36,684	0	(92)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		7,500	67	(105)	(38)	0	(7)
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023	MXN	725,600	0	(590)	(590)	0	(20)
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		1,036,800	17	(5,889)	(5,872)	198	0
Pay	28-Day MXN-TIIE	9.230	Lunar	02/09/2028		393,200	0	538	538	134	0
Pay	28-Day MXN-TIIE	9.075	Lunar	02/10/2028		231,000	0	238	238	78	0
Pay	28-Day MXN-TIIE	9.173	Lunar	02/10/2028		1,319,000	0	1,645	1,645	448	0
Pay	28-Day MXN-TIIE	9.091	Lunar	02/11/2028		1,008,200	0	1,078	1,078	341	0

							$21,104	$30,313	$51,417	$2,040	$(633)

Total Swap Agreements							$34,899	$43,026	$77,925	$6,063	$(660)

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$6,753	$6,753	$(353)	$(84)	$(1,354)	$(1,791)

(m)

Securities with an aggregate market value of $142,330 and cash of $16,757 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $690 and liability of $(694) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2023		AUD	16,991	$		11,298	$0	$(60)
	05/2023	$		11,309		AUD	16,991	60	0
BOA	04/2023		CNH	3,001	$		444	7	0
	04/2023		DKK	61,452			8,763	0	(183)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023		MXN	37,318	$		2,007	$0	$(55)
	04/2023	$		2,488		EUR	2,337	47	0
	04/2023			15,639		GBP	13,039	446	0
	04/2023			19,381		PEN	73,538	131	0
	05/2023		PEN	458,188	$		119,466	0	(2,001)
	05/2023	$		1,976		CHF	1,806	6	0
	06/2023			1,985		MXN	37,318	55	0
BPS	04/2023		BRL	65,855	$		12,963	0	(31)
	04/2023		DKK	45			6	0	0
	04/2023		EUR	16,356			17,270	0	(468)
	04/2023		MXN	696,613			38,290	0	(246)
	04/2023	$		12,756		BRL	65,855	237	0
	04/2023			8,356		DKK	57,519	18	0
	04/2023			10,786		EUR	9,916	0	(32)
	04/2023			14,655		JPY	2,000,000	425	0
	04/2023			1,500		MXN	27,246	7	0
	04/2023			353		ZAR	6,430	8	0
	04/2023		ZAR	175,316	$		9,687	0	(148)
	05/2023		DKK	57,412			8,356	0	(18)
	05/2023	$		2,131		AUD	3,188	2	0
	05/2023			587		CNY	4,055	5	0
	05/2023			1,387		EUR	1,274	0	(3)
	05/2023			25,006		INR	2,061,083	20	0
	06/2023		IDR	693,424	$		46	0	(1)
	06/2023	$		29,596		CLP	24,385,616	812	0
	06/2023			863		IDR	12,932,788	1	0
	06/2023			38,290		MXN	706,377	254	0
BRC	05/2023		DKK	31,035	$		4,539	13	0
	05/2023	$		811		ZAR	14,964	26	0
	05/2023		ZAR	57,938	$		3,140	0	(102)
CBK	04/2023		BRL	25,152			4,951	0	(12)
	04/2023		DKK	67,097			9,537	0	(231)
	04/2023		GBP	1,373			1,656	0	(37)
	04/2023		PEN	89,719			22,718	0	(1,087)
	04/2023	$		4,849		BRL	25,152	113	0
	04/2023			5,821		DKK	39,939	0	(7)
	04/2023			2,793		EUR	2,624	52	0
	04/2023			9,071		GBP	7,439	106	0
	04/2023			45		INR	3,734	0	0
	04/2023			16,026		JPY	2,186,907	464	0
	04/2023			1,490		MXN	28,096	67	0
	05/2023		CAD	62,347	$		46,722	560	0
	05/2023		DKK	39,865			5,821	7	0
	05/2023		PEN	36,277			9,093	0	(529)
	05/2023	$		7,089		PEN	27,277	146	0
	06/2023		MXN	69,594	$		3,719	0	(85)
	06/2023	$		14,381		COP	70,159,443	450	0
	06/2023			446		IDR	6,689,271	1	0
DUB	04/2023		AUD	8,877	$		5,903	0	(31)
	04/2023		BRL	91,738			17,205	0	(895)
	04/2023	$		14,757		AUD	21,900	0	(118)
	04/2023			18,057		BRL	91,738	43	0
	04/2023			178,349		EUR	164,802	379	0
	05/2023		EUR	164,802	$		178,635	0	(373)
	05/2023	$		5,909		AUD	8,877	30	0
	05/2023			84		ZAR	1,563	4	0
	05/2023		ZAR	79,502	$		4,260	0	(189)
	07/2023	$		17,205		BRL	93,223	878	0
GLM	04/2023		MXN	18,442	$		917	0	(103)

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		15,035		JPY	2,051,776	$435	$0
	04/2023			36,724		MXN	667,706	214	0
	05/2023			18,661		PEN	74,138	994	0
	05/2023			1,962		ZAR	32,787	0	(127)
	06/2023		MXN	16,007	$		839	0	(36)
JPM	04/2023	$		1,835		EUR	1,724	35	0
	04/2023			14,688		JPY	2,004,373	425	0
	05/2023			172		ZAR	3,204	7	0
	05/2023		ZAR	103,170	$		5,641	0	(132)
MBC	04/2023		EUR	38,982			41,505	0	(771)
	04/2023		JPY	88,300			662	0	(3)
	04/2023	$		11,354		EUR	10,573	114	(1)
	04/2023			5,151		GBP	4,204	35	0
	05/2023		CNH	1,135	$		169	4	0
	05/2023	$		32,332		NOK	326,402	0	(1,096)
	05/2023		ZAR	91,562	$		4,894	0	(229)
	06/2023	$		6,961		IDR	106,048,203	123	0
MYI	04/2023		AUD	8,867	$		5,918	0	(9)
	04/2023		MXN	43,484			2,348	0	(61)
	04/2023	$		9,017		AUD	13,412	0	(52)
	04/2023			4,921		MXN	93,473	249	0
	05/2023			5,924		AUD	8,867	9	0
	05/2023			1,219		MXN	22,721	32	0
	05/2023		ZAR	14,962	$		817	0	(20)
	06/2023	$		2,225		IDR	33,786,152	32	0
	06/2023			2,140		MXN	40,582	79	0
RBC	04/2023			95,619		GBP	77,594	101	0
	05/2023		GBP	77,594	$		95,674	0	(102)
	05/2023		MXN	22,721			1,200	0	(51)
	06/2023	$		7		MXN	131	0	0
RYL	06/2023			8,699		IDR	134,170,053	262	0
SCX	04/2023			5,102		GBP	4,133	0	(3)
	04/2023			111		INR	9,143	0	0
	04/2023			1,041		MXN	19,196	22	0
	04/2023		ZAR	657,266	$		35,729	0	(1,156)
	05/2023	$		28,354		CHF	25,768	0	(63)
	05/2023			3,163		EUR	2,907	0	(6)
	06/2023			5,948		IDR	90,762,663	115	0
TOR	04/2023		AUD	11,423	$		7,590	0	(45)
	04/2023		GBP	101,813			122,458	0	(3,138)
	05/2023	$		7,598		AUD	11,423	45	0
UAG	04/2023		AUD	9,997	$		6,661	0	(21)
	04/2023		EUR	133,731			141,985	0	(3,046)
	04/2023	$		16,320		AUD	24,031	0	(257)
	04/2023			1,099		GBP	910	23	0
	05/2023			6,668		AUD	9,997	21	0
	05/2023			5,116		GBP	4,133	0	(15)
	06/2023			272		IDR	4,184,833	8	0
	09/2023		ZAR	143,713	$		8,197	240	0

Total Forward Foreign Currency Contracts								$9,504	$(17,485)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	15,600	$(74)	$(93)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	15,600	(74)	(43)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	7,300	(71)	(38)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	7,300	(71)	(3)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	28,300	(154)	(127)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	28,300	(154)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	7,200	(34)	(43)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	7,200	(34)	(20)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	21,000	(110)	(128)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	21,000	(110)	(92)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	40,000	(469)	(62)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	40,000	(553)	(473)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	12,700	(70)	(57)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	12,700	(70)	(3)

							$(2,048)	$(1,189)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	8,400	$(55)	$(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	5,000	(22)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	8,400	(42)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	5,000	(19)	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	10,000	(45)	(36)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	100,100	(798)	(317)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	15,400	(64)	(91)

					$(1,045)	$(477)

Total Written Options					$(3,093)	$(1,666)

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.160%	$10,000	$(209)	$313	$104	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	10,600	(295)	403	108	0
BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675	5,500	(66)	81	15	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226	23,650	(467)	607	140	0
BRC	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.194	500	(7)	8	1	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.160	9,800	(214)	316	102	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	36,900	(896)	1,273	377	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.533	6,000	130	(55)	75	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.603	11,600	(87)	168	81	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.286	1,000	(38)	34	0	(4)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835	4,900	(85)	100	15	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.368	800	(32)	24	0	(8)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946	1,100	(11)	12	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272	3,100	12	(25)	0	(13)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	8,200	(200)	284	84	0
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.383	4,200	(4)	61	57	0
FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.247	5,500	(49)	139	90	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537	4,100	(100)	142	42	0
GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.247	33,500	(375)	926	551	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602	400	(13)	15	2	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.835	4,800	(75)	90	15	0
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.447	5,800	811	(16)	795	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Indonesia Government International Bond	1.000%	Quarterly	06/20/2023	0.194%	$1,200	$(16)	$19	$3	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173	4,200	(39)	48	9	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226	3,600	(69)	90	21	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434	7,000	(58)	127	69	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944	2,600	(11)	18	7	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	0.382	6,000	(642)	653	11	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.383	4,200	(5)	62	57	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.286	9,600	(385)	343	0	(42)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.372	700	(24)	27	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.602	6,500	(190)	223	33	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.194	700	(9)	11	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226	17,900	(285)	391	106	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339	6,650	(89)	144	55	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566	2,000	(45)	27	0	(18)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226	45,050	(819)	1,086	267	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702	3,800	(30)	66	36	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.332	11,300	155	(60)	95	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.411	5,800	80	(21)	59	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.383	5,600	(1)	77	76	0
MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	1.803	12,100	(749)	384	0	(365)
	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.019	6,000	0	0	0	0

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Consolidated Edison Co. of New York, Inc.	1.000%	Quarterly	12/20/2024	0.166%	$11,800	$230	$(61)	$169	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434	5,800	(51)	108	57	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614	600	(8)	14	6	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840	9,700	27	30	57	0
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.393	6,600	(320)	408	88	0
	Post Holdings, Inc. «	1.900	Quarterly	12/20/2025	0.025	10,000	0	249	249	0

							$(5,623)	$9,363	$4,190	$(450)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$3,800	$443	$(306)	$137	$0
CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	(378)	202	0
GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(1,348)	587	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(35)	24	0	(11)
JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(2,585)	1,069	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(414)	180	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	85	0	(39)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	54	0	(26)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(106)	0	(114)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	36	0	(16)

						$6,907	$(4,938)	$2,175	$(206)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$776	$776	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	542,784	4.430% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	$59,495	$0	$218	$218	$0

Total Swap Agreements								$1,284	$5,419	$7,359	$(656)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$60	$0	$0	$60	$(60)	$0	$0	$(60)	$0	$0	$0
BOA	692	0	988	1,680	(2,239)	(210)	0	(2,449)	(769)	973	204
BPS	1,789	0	292	2,081	(947)	0	0	(947)	1,134	(1,080)	54
BRC	39	0	636	675	(102)	0	(4)	(106)	569	(590)	(21)
CBK	1,966	0	302	2,268	(1,988)	0	(21)	(2,009)	259	(243)	16
DUB	1,334	0	57	1,391	(1,606)	0	0	(1,606)	(215)	86	(129)
FBF	0	0	132	132	0	0	0	0	132	(260)	(128)
GLM	1,643	0	551	2,194	(266)	(952)	0	(1,218)	976	(840)	136
GST	0	0	1,576	1,576	0	0	(53)	(53)	1,523	(1,380)	143
HUS	0	0	199	199	0	0	0	0	199	(260)	(61)
JPM	467	0	1,820	2,287	(132)	(96)	(18)	(246)	2,041	(566)	1,475
MBC	276	0	0	276	(2,100)	0	0	(2,100)	(1,824)	1,822	(2)
MSC	0	0	0	0	0	(317)	0	(317)	(317)	687	370
MYC	0	0	806	806	0	0	(404)	(404)	402	(510)	(108)
MYI	401	0	0	401	(142)	0	0	(142)	259	0	259
RBC	101	0	0	101	(153)	0	0	(153)	(52)	0	(52)
RYL	262	0	0	262	0	0	0	0	262	0	262
SAL	0	0	0	0	0	(91)	(140)	(231)	(231)	316	85
SCX	137	0	0	137	(1,228)	0	0	(1,228)	(1,091)	925	(166)
TOR	45	0	0	45	(3,183)	0	0	(3,183)	(3,138)	3,666	528
UAG	292	0	0	292	(3,339)	0	(16)	(3,355)	(3,063)	3,870	807

Total Over the Counter	$9,504	$0	$7,359	$16,863	$(17,485)	$(1,666)	$(656)	$(19,807)

(o)

Securities with an aggregate market value of $12,344 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,023	$0	$0	$2,730	$6,753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,504	$0	$9,504
Swap Agreements	0	6,365	218	0	776	7,359

	$0	$6,365	$218	$9,504	$776	$16,863

	$0	$10,388	$218	$9,504	$3,506	$23,616

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$353	$353
Futures	0	0	0	0	84	84
Swap Agreements	0	27	0	0	1,327	1,354

	$0	$27	$0	$0	$1,764	$1,791

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,485	$0	$17,485
Written Options	0	0	0	0	1,666	1,666
Swap Agreements	0	656	0	0	0	656

	$0	$656	$0	$17,485	$1,666	$19,807

	$0	$683	$0	$17,485	$3,429	$21,598

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$419	$419
Futures	0	0	0	0	5,292	5,292
Swap Agreements	0	(45,658)	0	0	65,496	19,838

	$0	$(45,658)	$0	$0	$71,207	$25,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,369	$0	$50,369
Written Options	0	5,637	0	0	9,990	15,627
Swap Agreements	0	4,158	(1,377)	0	0	2,781

	$0	$9,795	$(1,377)	$50,369	$9,990	$68,777

	$0	$(35,863)	$(1,377)	$50,369	$81,197	$94,326

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$892	$892
Futures	0	0	0	0	3,031	3,031
Swap Agreements	0	32,087	0	0	22,369	54,456

	$0	$32,087	$0	$0	$26,292	$58,379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,684)	$0	$(6,684)
Purchased Options	0	0	0	0	(13,004)	(13,004)
Written Options	0	(2,676)	0	0	31,243	28,567
Swap Agreements	0	545	218	0	(16)	747

	$0	$(2,131)	$218	$(6,684)	$18,223	$9,626

	$0	$29,956	$218	$(6,684)	$44,515	$68,005

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$77,128	$49,934	$127,062
Corporate Bonds & Notes
Banking & Finance	0	3,862,010	7,219	3,869,229
Industrials	0	3,296,252	2,841	3,299,093
Utilities	0	1,061,176	14,582	1,075,758
Municipal Bonds & Notes
Florida	0	6,781	0	6,781
U.S. Government Agencies	0	515,886	1,907	517,793
U.S. Treasury Obligations	0	3,258,784	0	3,258,784
Non-Agency Mortgage-Backed Securities	0	352,492	0	352,492
Asset-Backed Securities	0	641,331	0	641,331
Sovereign Issues	0	361,858	624	362,482

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Common Stocks
Consumer Discretionary	$3	$0	$0	$3
Energy	0	0	219	219
Industrials	0	0	145	145
Materials	964	0	0	964
Warrants
Utilities	1	0	0	1
Convertible Preferred Securities
Financials	9,116	0	0	9,116
Preferred Securities
Energy	33,054	0	0	33,054
Financials	28,468	543,665	0	572,133
Industrials	0	41,904	0	41,904
Utilities	0	15,113	0	15,113
Real Estate Investment Trusts
Real Estate	5,333	0	0	5,333
Short-Term Instruments
Commercial Paper	0	47,482	0	47,482
Repurchase Agreements	0	1,847	0	1,847
U.S. Treasury Bills	0	6,894	0	6,894
	$76,939	$14,090,603	$77,471	$14,245,013

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$283,580	$0	$0	$283,580
Total Investments	$360,519	$14,090,603	$77,471	$14,528,593

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,000)	$0	$(72,000)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,063	0	6,063
Over the counter	0	16,614	249	16,863
	$0	$22,677	$249	$22,926

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,097)	0	(1,097)
Over the counter	0	(19,807)	0	(19,807)
	$0	$(20,904)	$0	$(20,904)
Total Financial Derivative Instruments	$0	$1,773	$249	$2,022
Totals	$360,519	$14,020,376	$77,720	$14,458,615

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for

72	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

74	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data,

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

76	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$101	$4,720,766	$(4,437,411)	$141	$(17)	$283,580	$2,966	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

78	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2023	79

Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

80	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and

ANNUAL REPORT	MARCH 31, 2023	81

Notes to Financial Statements (Cont.)

delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term

82	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be

ANNUAL REPORT	MARCH 31, 2023	83

Notes to Financial Statements (Cont.)

charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to

84	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

ANNUAL REPORT	MARCH 31, 2023	85

Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default

86	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular

ANNUAL REPORT	MARCH 31, 2023	87

Notes to Financial Statements (Cont.)

swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

88	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

ANNUAL REPORT	MARCH 31, 2023	89

Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or

90	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

ANNUAL REPORT	MARCH 31, 2023	91

Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is

92	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

ANNUAL REPORT	MARCH 31, 2023	93

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

94	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2023	95

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2023	97

Notes to Financial Statements (Cont.)

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $42,995.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$51,066	$113,417	$(33,187)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,496,920	$11,849,682	$1,293,324	$4,153,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	243,576	$2,165,224	320,302	$3,423,038

I-2	278,201	2,481,290	251,588	2,677,389

I-3	8,114	72,253	3,826	41,322

Administrative Class	1,164	10,370	13,425	145,802

Class A	21,255	188,306	20,204	216,283

Class C	1,552	13,673	978	10,540

Issued as reinvestment of distributions

Institutional Class	28,202	249,099	36,676	392,231

I-2	8,975	79,263	12,032	128,704

I-3	384	3,387	395	4,222

Administrative Class	163	1,438	302	3,242

Class A	3,310	29,233	4,600	49,194

Class C	406	3,583	612	6,551

Cost of shares redeemed

Institutional Class	(507,671)	(4,498,252)	(457,090)	(4,887,527)

I-2	(293,075)	(2,599,566)	(253,175)	(2,694,445)

I-3	(3,536)	(31,679)	(4,960)	(53,143)

Administrative Class	(2,832)	(25,392)	(19,380)	(210,353)

Class A	(41,620)	(370,032)	(49,635)	(528,191)

Class C	(6,169)	(54,887)	(8,108)	(86,927)

Net increase (decrease) resulting from Fund share transactions	(259,601)	$(2,282,689)	(127,408)	$(1,362,068)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within

ANNUAL REPORT	MARCH 31, 2023	99

Notes to Financial Statements (Cont.)

AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Investment Grade Credit Bond Fund	$0	$0	$(1,892,242)	$(13,130)	$(610,364)	$0	$(45,484)	$(2,561,220)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, return of capital distributions, sale buyback adjustments, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2023

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$415,048	$195,316

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$16,423,670	$165,442	$(2,057,628)	$(1,892,186)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, straddle loss deferrals, return of capital distributions, sale buyback adjustments, and partnerships.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$550,999	$0	$0	$693,669	$115,987	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
CDI	Natixis Singapore	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	IDR	Indonesian Rupiah
CAD	Canadian Dollar	INR	Indian Rupee
CHF	Swiss Franc	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	USD (or $)	United States Dollar
DKK	Danish Krone	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	MARCH 31, 2023	103

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income“ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Investment Grade Credit Bond Fund	0.00%	2.77%	$427,851	$0	$477,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Investment Grade Credit Bond Fund	0.00%

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2023	105

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit

ANNUAL REPORT	MARCH 31, 2023	107

Management of the Trust (Cont.)

(Unaudited)

Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2023	109

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	111

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF3021AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Low Duration Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO LOW DURATION FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Low Duration Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market

6	PIMCO LOW DURATION FUND

conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	10/21/20	12/31/02	Diversified

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Low Duration Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

8	PIMCO LOW DURATION FUND

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Low Duration Fund (Cont.)

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	(0.78)%	0.81%	0.87%	4.81%
PIMCO Low Duration Fund I-2	(0.88)%	0.71%	0.77%	4.72%
PIMCO Low Duration Fund I-3	(0.93)%	0.66%	0.72%	4.65%
PIMCO Low Duration Fund Administrative Class	(1.03)%	0.55%	0.61%	4.55%
PIMCO Low Duration Fund Class A	(1.07)%	0.52%	0.55%	4.38%
PIMCO Low Duration Fund Class A (adjusted)	(3.30)%	0.06%	0.32%	4.29%
PIMCO Low Duration Fund Class C	(1.42)%	0.16%	0.22%	3.93%
PIMCO Low Duration Fund Class C (adjusted)	(2.38)%	0.16%	0.22%	3.93%
PIMCO Low Duration Fund Class C-2	(1.61)%	(0.04)%	0.02%	3.93%
PIMCO Low Duration Fund Class C-2 (adjusted)	(2.58)%	(0.04)%	0.02%	3.93%
PIMCO Low Duration Fund Class R	(1.37)%	0.21%	0.27%	4.11%
ICE BofAML 1-3 Year U.S. Treasury Index	0.20%	1.11%	0.81%	4.02%
Lipper Short Investment Grade Debt Funds Average	(0.12)%	1.30%	1.13%	4.03%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.75% for Class A shares, 1.10% for Class C shares, 1.30% for Class C-2 shares and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class C -2 -PLCCX	Class R - PLDRX

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	24.7%
U.S. Government Agencies	22.8%
Corporate Bonds & Notes	20.2%
Asset-Backed Securities	17.6%
Non-Agency Mortgage-Backed Securities	9.8%
U.S. Treasury Obligations	4.7%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.

»	Tactical long exposure to the Brazilian real, against short exposure to the U.S. dollar, contributed to relative performance, due to the interest rate differential between the currencies, as the Brazilian policy rate was higher than the U.S. policy rate.

»	There were no other material contributors for this Fund.
»	Overweight exposure to high yield corporate credit in the second quarter of 2022 detracted from relative performance, as spreads widened.

»	Long duration exposure to Europe detracted from relative performance, as interest rates rose.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Long exposure to New Zealand duration detracted from relative performance, as interest rates rose.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,022.40	$2.47	$1,000.00	$1,022.49	$2.47	0.49%
I-2	1,000.00	1,021.90	2.97	1,000.00	1,021.99	2.97	0.59
I-3	1,000.00	1,021.70	3.23	1,000.00	1,021.74	3.23	0.64
Administrative Class	1,000.00	1,021.20	3.73	1,000.00	1,021.24	3.73	0.74
Class A	1,000.00	1,021.00	3.93	1,000.00	1,021.04	3.93	0.78
Class C	1,000.00	1,019.20	5.69	1,000.00	1,019.30	5.69	1.13
Class C-2	1,000.00	1,018.20	6.69	1,000.00	1,018.30	6.69	1.33
Class R	1,000.00	1,019.40	5.44	1,000.00	1,019.55	5.44	1.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO LOW DURATION FUND

Benchmark Description

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$9.50	$0.24	$(0.33)	$(0.09)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	9.93	0.07	(0.42)	(0.35)	(0.05)	0.00	(0.03)	(0.08)

03/31/2021	9.73	0.10	0.24	0.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

I-2

03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

I-3

03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

03/31/2023	9.50	0.22	(0.33)	(0.11)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

Class A

03/31/2023	9.50	0.21	(0.32)	(0.11)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

Class C

03/31/2023	9.50	0.17	(0.32)	(0.15)	(0.20)	0.00	0.00	(0.20)

03/31/2022	9.93	0.01	(0.42)	(0.41)	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.15	(0.89)%	$4,937,764	0.48%		0.48%		0.46%		0.46%		2.56%		259%

9.50	(3.50)	5,661,777	0.46		0.46		0.46		0.46		0.76		421

9.93	3.49	5,058,709	0.46		0.46		0.46		0.46		0.99		486

9.73	2.86	4,727,361	0.87		0.87		0.46		0.46		3.04		269

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.15	(0.99)	710,362	0.58		0.58		0.56		0.56		2.11		259

9.50	(3.60)	2,160,225	0.56		0.56		0.56		0.56		0.66		421

9.93	3.39	2,030,455	0.56		0.56		0.56		0.56		0.90		486

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.15	(1.04)	34,342	0.63		0.68		0.61		0.66		2.17		259

9.50	(3.65)	67,416	0.61		0.66		0.61		0.66		0.61		421

9.93	3.34	48,024	0.61		0.66		0.61		0.66		0.86		486

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.15	(1.14)	26,326	0.73		0.73		0.71		0.71		2.37		259

9.50	(3.74)	28,891	0.71		0.71		0.71		0.71		0.50		421

9.93	3.23	41,296	0.71		0.71		0.71		0.71		0.76		486

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.15	(1.18)	649,202	0.77		0.77		0.75		0.75		2.23		259

9.50	(3.78)	858,919	0.75		0.75		0.75		0.75		0.46		421

9.93	3.19	1,080,190	0.75		0.75		0.75		0.75		0.70		486

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.15	(1.52)	34,741	1.12		1.12		1.10		1.10		1.87		259

9.50	(4.12)	49,234	1.10		1.10		1.10		1.10		0.10		421

9.93	2.83	71,439	1.10		1.10		1.10		1.10		0.40		486

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C-2

03/31/2023	$9.50	$0.18	$(0.34)	$(0.16)	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2022	9.93	(0.01)	(0.42)	(0.43)	(0.00)	0.00	(0.00)	(0.00)

10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)

Class R

03/31/2023	9.50	0.17	(0.31)	(0.14)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.93	0.02	(0.42)	(0.40)	(0.02)	0.00	(0.01)	(0.03)

03/31/2021	9.73	0.04	0.24	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.15	(1.72)%	$736	1.32%		1.32%		1.30%		1.30%		1.91%	259%

9.50	(4.31)	491	1.30		1.30		1.30		1.30		(0.08)	421

9.93	0.07	329	1.30	*	1.30	*	1.30	*	1.30	*	(0.07)*	486

9.15	(1.47)	89,948	1.07		1.07		1.05		1.05		1.88	259

9.50	(4.07)	116,879	1.05		1.05		1.05		1.05		0.17	421

9.93	2.88	111,872	1.05		1.05		1.05		1.05		0.41	486

9.73	2.26	108,983	1.46		1.46		1.05		1.05		2.40	269

9.76	1.64	81,776	1.30		1.30		1.05		1.05		2.19	573

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,637,434
Investments in Affiliates	209,958

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,846
Over the counter	8,610
Deposits with counterparty	58,253
Foreign currency, at value	3,958
Receivable for investments sold	147
Receivable for investments sold on a delayed-delivery basis	660
Receivable for TBA investments sold	1,274,208
Receivable for Fund shares sold	5,186
Interest and/or dividends receivable	31,090
Dividends receivable from Affiliates	865
Reimbursement receivable from PIMCO	1

Total Assets	9,234,216

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$540,232

Financial Derivative Instruments
Exchange-traded or centrally cleared	14,368
Over the counter	20,238
Payable for investments purchased	619,294
Payable for investments in Affiliates purchased	865
Payable for TBA investments purchased	1,533,624
Deposits from counterparty	5,552
Payable for Fund shares redeemed	11,756
Distributions payable	1,720
Overdraft due to custodian	124
Accrued investment advisory fees	1,471
Accrued supervisory and administrative fees	1,339
Accrued distribution fees	36
Accrued servicing fees	176

Total Liabilities	2,750,795

Net Assets	$6,483,421

Net Assets Consist of:

Paid in capital	$7,460,676
Distributable earnings (accumulated loss)	(977,255)

Net Assets	$6,483,421

Cost of investments in securities	$7,816,209
Cost of investments in Affiliates	$213,079
Cost of foreign currency held	$4,089
Proceeds received on short sales	$537,988
Cost or premiums of financial derivative instruments, net	$(13,796)

* Includes repurchase agreements of:	$1,279,264

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$4,937,764
I-2	710,362
I-3	34,342
Administrative Class	26,326
Class A	649,202
Class C	34,741
Class C-2	736
Class R	89,948

Shares Issued and Outstanding:

Institutional Class	539,707
I-2	77,644
I-3	3,754
Administrative Class	2,877
Class A	70,959
Class C	3,797
Class C-2	80
Class R	9,831

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.15
I-2	9.15
I-3	9.15
Administrative Class	9.15
Class A	9.15
Class C	9.15
Class C-2	9.15
Class R	9.15

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$214,475
Dividends from Investments in Affiliates	10,895
Total Income	225,370

Expenses:

Investment advisory fees	18,888
Supervisory and administrative fees	17,500
Distribution and/or servicing fees - Administrative Class	71
Distribution and/or servicing fees - Class A	1,860
Distribution and/or servicing fees - Class C	223
Distribution and/or servicing fees - Class C-2	4
Distribution and/or servicing fees - Class R	544
Trustee fees	46
Interest expense	1,778
Miscellaneous expense	1
Total Expenses	40,915
Waiver and/or Reimbursement by PIMCO	(23)
Net Expenses	40,892

Net Investment Income (Loss)	184,478

Net Realized Gain (Loss):

Investments in securities	(261,078)
Investments in Affiliates	1,664
Exchange-traded or centrally cleared financial derivative instruments	(131,610)
Over the counter financial derivative instruments	188,276
Foreign currency	1,087

Net Realized Gain (Loss)	(201,661)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(78,250)
Investments in Affiliates	(7,351)
Exchange-traded or centrally cleared financial derivative instruments	11,008
Over the counter financial derivative instruments	(9,814)
Foreign currency assets and liabilities	347

Net Change in Unrealized Appreciation (Depreciation)	(84,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(101,243)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$184,478	$61,635
Net realized gain (loss)	(201,661)	(176,934)
Net change in unrealized appreciation (depreciation)	(84,060)	(220,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	(101,243)	(335,968)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(152,888)	(33,961)
I-2	(26,216)	(11,585)
I-3	(1,090)	(296)
Administrative Class	(742)	(146)
Class A	(18,363)	(3,919)
Class C	(852)	(88)
Class C-2	(11)	(0)
Class R	(2,301)	(226)

Tax basis return of capital
Institutional Class	0	(14,421)
I-2	0	(4,919)
I-3	0	(125)
Administrative Class	0	(62)
Class A	0	(1,664)
Class C	0	(38)
Class C-2	0	(0)
Class R	0	(96)

Total Distributions(a)	(202,463)	(71,546)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(2,156,705)	909,032

Total Increase (Decrease) in Net Assets	(2,460,411)	501,518

Net Assets:

Beginning of year	8,943,832	8,442,314
End of year	$6,483,421	$8,943,832

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		$16,900	$16,879

Total Loan Participations and Assignments (Cost $16,825)			16,879

CORPORATE BONDS & NOTES 24.5%

BANKING & FINANCE 16.9%

Asian Development Bank
6.550% due 01/26/2025	ZAR	262,000	14,329

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		$20,600	20,136

Banco Santander SA
3.496% due 03/24/2025		23,000	22,142

Bank of America Corp.
1.843% due 02/04/2025 •		35,600	34,553
3.892% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	11,600	12,528

Barclays PLC
4.338% due 05/16/2024 •		$7,800	7,782
5.304% due 08/09/2026 •		8,000	7,842
7.325% due 11/02/2026 •		13,400	13,736

BNP Paribas SA
4.705% due 01/10/2025 •		17,100	16,911

BPCE SA
5.975% due 01/18/2027 •		9,100	9,085

Camden Property Trust
3.500% due 09/15/2024		200	195

Cape Lookout Re Ltd.
9.684% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		7,700	7,288

Capital One Financial Corp.
2.636% due 03/03/2026 •		24,200	22,439
4.166% due 05/09/2025 •		23,000	22,292
4.985% due 07/24/2026 •		19,800	19,102

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,400	9,324

Credit Agricole SA
1.907% due 06/16/2026 •		17,200	15,804

Credit Suisse AG
3.390% due 12/05/2025	EUR	8,200	8,750
3.700% due 02/21/2025		$22,000	20,909
4.750% due 08/09/2024		19,300	18,727
6.500% due 08/08/2023 (g)		800	769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
2.193% due 06/05/2026 •		$4,900	$4,374
4.550% due 04/17/2026		2,100	1,940
6.373% due 07/15/2026 •		6,200	6,007

Danske Bank AS
1.621% due 09/11/2026 •		500	447
3.773% due 03/28/2025 •		22,000	21,483

Deutsche Bank AG
2.222% due 09/18/2024 •		400	389
3.875% due 02/12/2024	GBP	5,100	6,104
3.961% due 11/26/2025 •		$29,700	28,119
5.206% due 11/08/2023 •		17,800	17,588
5.950% (SOFRRATE + 1.219%) due 11/16/2027 ~		19,000	16,824

Equinix, Inc.
2.625% due 11/18/2024		9,246	8,904

Equitable Financial Life Global Funding
0.800% due 08/12/2024		400	377

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	5,700	5,940

GA Global Funding Trust
1.250% due 12/08/2023		$28,000	27,160

General Motors Financial Co., Inc.
3.800% due 04/07/2025		15,000	14,593
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		20,700	20,601

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		12,600	12,199
6.034% (US0003M + 1.170%) due 05/15/2026 ~		200	199
6.553% (US0003M + 1.600%) due 11/29/2023 ~		17,700	17,765

HAT Holdings LLC
6.000% due 04/15/2025		4,000	3,847

HSBC Holdings PLC
6.161% due 03/09/2029 •		17,300	17,802

HSBC USA, Inc.
5.625% due 03/17/2025		6,900	6,919

ING Groep NV
3.869% due 03/28/2026 •		12,700	12,291
6.177% (US0003M + 1.000%) due 10/02/2023 ~		13,200	13,193

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		8,000	7,822
2.595% due 02/24/2026 •		2,300	2,181
5.605% (SOFRRATE + 0.765%) due 09/22/2027 ~		19,100	18,704

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Life Storage LP
3.500% due 07/01/2026		$7,000	$6,647

Metropolitan Life Global Funding
0.950% due 07/02/2025		11,250	10,366
4.050% due 08/25/2025		18,000	17,707

Mizuho Financial Group, Inc.
4.705% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	19,262
5.414% due 09/13/2028 •		$19,000	19,096

Morgan Stanley
2.630% due 02/18/2026 •		46,400	44,073

Nationwide Building Society
4.363% due 08/01/2024 •		3,825	3,794

NatWest Group PLC
2.359% due 05/22/2024 •		10,800	10,744
7.472% due 11/10/2026 •		5,600	5,793

NatWest Markets PLC
3.479% due 03/22/2025		19,000	18,169

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024		15,600	14,838
1.125% due 09/16/2024		4,500	4,209

Norinchukin Bank
1.284% due 09/22/2026		11,900	10,537

PNC Financial Services Group, Inc.
4.758% due 01/26/2027 •		13,400	13,244

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	2,812
3.450% due 06/02/2025		8,250	7,730

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		13,300	13,484

Societe Generale SA
2.625% due 01/22/2025		18,000	16,881

Standard Chartered PLC
0.991% due 01/12/2025 •		5,500	5,291
1.822% due 11/23/2025 •		5,000	4,655
5.683% (SOFRRATE + 0.930%) due 11/23/2025 ~		24,000	23,557

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		22,700	20,801
5.464% due 01/13/2026		12,600	12,729

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		4,900	4,799
2.550% due 03/10/2025		10,100	9,616

Swedbank AB
3.356% due 04/04/2025		22,000	21,228
5.337% due 09/20/2027		20,000	20,023

Toyota Motor Credit Corp.
5.570% due 12/11/2023 •		4,400	4,401

UBS AG
5.125% due 05/15/2024 (g)		6,500	6,332

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
4.125% due 09/24/2025		$2,700	$2,584
4.488% due 05/12/2026 •		10,000	9,653
4.703% due 08/05/2027 •		5,000	4,791
5.711% due 01/12/2027 •		6,000	5,951

UniCredit SpA
7.830% due 12/04/2023		49,200	49,656

VICI Properties LP
4.375% due 05/15/2025		4,300	4,167

Volkswagen Financial Services NV
1.875% due 12/03/2024	GBP	1,800	2,095

Wells Fargo & Co.
1.654% due 06/02/2024 •		$13,000	12,917
2.509% due 10/27/2023 (h)	CAD	12,300	8,957
3.908% due 04/25/2026 •		$15,100	14,667

Welltower, Inc.
4.250% due 04/01/2026		4,300	4,210

			1,090,881

INDUSTRIALS 5.8%

7-Eleven, Inc.
0.800% due 02/10/2024		9,600	9,195

Amgen, Inc.
5.150% due 03/02/2028		10,100	10,318
5.250% due 03/02/2025		17,300	17,499

Barry Callebaut Services NV
5.500% due 06/15/2023		2,600	2,596

Bayer U.S. Finance LLC
5.876% (US0003M + 1.010%) due 12/15/2023 ~		5,900	5,894

Berry Global, Inc.
1.570% due 01/15/2026		1,900	1,726

Boeing Co.
1.950% due 02/01/2024		22,500	21,849

CommonSpirit Health
1.547% due 10/01/2025		15,500	14,290

Continental Resources, Inc.
2.268% due 11/15/2026		1,200	1,067

CRH America, Inc.
3.875% due 05/18/2025		2,775	2,700

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~		28,000	27,965

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.422% (SOFRRATE + 0.600%) due 12/14/2023 ~	$19,000	$18,808
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~	23,000	22,699

Danone SA
2.947% due 11/02/2026	6,251	5,910

Dell International LLC
5.450% due 06/15/2023	133	133

Fidelity National Information Services, Inc.
0.600% due 03/01/2024	12,000	11,479

Global Payments, Inc.
1.200% due 03/01/2026	3,300	2,938
2.650% due 02/15/2025	3,650	3,466

Hyundai Capital America
0.800% due 04/03/2023	16,700	16,700
0.800% due 01/08/2024	1,500	1,446
1.000% due 09/17/2024	22,000	20,633

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	24,300	23,941

Penske Truck Leasing Co. LP
1.700% due 06/15/2026	11,100	9,928

Qorvo, Inc.
1.750% due 12/15/2024	2,725	2,532

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,200	2,023

Renesas Electronics Corp.
1.543% due 11/26/2024	24,200	22,609

Rogers Communications, Inc.
2.950% due 03/15/2025	26,400	25,437

SK Hynix, Inc.
1.000% due 01/19/2024	11,200	10,795

Skyworks Solutions, Inc.
0.900% due 06/01/2023	200	198

Southern Co.
3.250% due 07/01/2026	9,848	9,398
5.086% (SOFRINDX + 0.370%) due 05/10/2023 ~	17,100	17,076

TD SYNNEX Corp.
1.250% due 08/09/2024	9,900	9,268

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	19,600	19,545

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,000	1,971

WRKCo, Inc.
3.750% due 03/15/2025	3,600	3,494

		377,526

UTILITIES 1.8%

AES Corp.
1.375% due 01/15/2026	22,500	20,262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Energy Generation LLC
3.250% due 06/01/2025	$6,300	$6,077

Enel Finance International NV
1.375% due 07/12/2026	3,200	2,852
2.650% due 09/10/2024	11,700	11,299
4.250% due 06/15/2025	19,600	19,208
6.800% due 10/14/2025	3,100	3,207

Eversource Energy
0.800% due 08/15/2025	2,300	2,093

Jersey Central Power & Light Co.
4.700% due 04/01/2024	1,700	1,689

Pacific Gas & Electric Co.
3.250% due 06/15/2023	5,600	5,572
3.750% due 02/15/2024	3,500	3,437
3.850% due 11/15/2023	7,600	7,492
4.250% due 08/01/2023	5,400	5,369
4.950% due 06/08/2025	14,200	14,042

Southern Power Co.
0.900% due 01/15/2026	4,290	3,869

Verizon Communications, Inc.
2.355% due 03/15/2032	14,136	11,604

		118,072

Total Corporate Bonds & Notes (Cost $1,646,469)		1,586,479

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024	1,100	1,041

Total Municipal Bonds & Notes (Cost $1,100)		1,041

U.S. GOVERNMENT AGENCIES 27.6%

Fannie Mae
1.000% due 01/25/2043	273	232
1.205% due 10/25/2042 ~(a)	10,585	1,241
1.305% due 11/25/2042 ~(a)	11,215	1,149
1.805% due 01/25/2042 •(a)	1,253	145
1.886% due 03/01/2035 •	63	61
2.500% due 05/25/2028 (a)	3,589	143
2.550% due 03/01/2035 •	49	48
3.014% due 06/01/2035 •	33	32
3.161% due 04/01/2024 •	3	3
3.315% due 05/01/2035 •	33	32

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.446% due 09/01/2032 •	$135	$133
3.508% due 06/01/2035 •	151	147
3.566% due 11/01/2034 •	80	79
3.708% due 01/01/2035 •	506	499
3.709% due 03/01/2035 •	603	600
3.784% due 03/01/2024 •	2	2
3.789% due 08/01/2035 •	559	557
3.817% due 07/01/2035 •	234	229
3.840% due 04/01/2034 •	128	127
3.850% due 05/01/2035 •	34	33
3.890% due 09/01/2035 •	150	147
3.952% due 07/01/2035 •	71	70
3.955% due 09/01/2035 •	6	6
3.971% due 08/01/2035 •	139	141
3.993% due 07/01/2042 - 07/01/2044 •	129	124
4.043% due 09/01/2041 •	17	17
4.095% due 11/01/2027 •	4	4
4.125% due 08/01/2029 •	40	39
4.148% due 12/01/2036 •	4	4
4.161% due 10/01/2035 •	239	236
4.162% due 11/01/2035 •	7	7
4.193% due 10/01/2030 - 11/01/2039 •	177	173
4.250% due 05/25/2033	168	165
4.273% due 12/01/2033 •	39	39
4.340% due 02/01/2028 •	12	12
4.481% due 01/01/2028 •	2	2
4.585% due 01/01/2024 •	2	2
4.677% due 12/25/2036 •	214	212
4.779% due 12/25/2042 ~	640	619
4.965% due 06/25/2034 •	74	72
5.095% due 01/25/2037 •	3	3
5.136% due 09/01/2034 •	3	3
5.145% due 03/25/2037 •	416	405
5.195% due 03/25/2037 - 03/25/2044 •	364	357
5.205% due 03/25/2037 •	19	19
5.225% due 07/25/2037 •	460	451
5.245% due 06/25/2032 ~	4	4
5.245% due 09/25/2035 - 10/25/2040 •	67	65
5.295% due 12/25/2040 •	10	10
5.315% due 07/25/2037 •	538	533
5.345% due 08/25/2037 •	20	19
5.500% due 08/25/2034	461	467
5.515% due 03/25/2038 •	20	20
5.595% due 03/25/2038 - 01/25/2040 •	265	265
5.695% due 02/25/2040 •	131	131
6.500% due 07/25/2023 - 09/01/2033	626	655
7.000% due 04/01/2034	9	9

Freddie Mac
0.650% due 10/27/2025	62,200	56,844
0.680% due 08/06/2025	32,300	29,736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.800% due 10/28/2026 (k)(m)	$83,100	$73,968
1.266% due 08/15/2043 ~(a)	20,233	2,448
1.786% due 07/15/2036 •(a)	905	82
2.185% due 08/15/2044 •	5,192	5,315
2.466% due 08/15/2036 •(a)	2,398	263
2.488% due 03/01/2035 •	81	80
2.920% due 01/25/2026	7,150	6,906
3.000% due 03/15/2027 - 05/15/2027 (a)	5,255	206
3.100% due 04/01/2035 •	149	146
3.399% due 04/01/2035 •	172	169
3.490% due 07/01/2035 •	2	2
3.500% due 08/01/2035 •	199	197
3.500% due 02/01/2047 - 06/01/2047	7,589	7,181
3.590% due 01/25/2025 ~	24,269	23,781
3.704% due 05/01/2037 •	11	11
3.875% due 10/01/2035 •	319	323
3.931% due 07/01/2027 •	3	3
4.000% due 01/15/2024 (a)	10	0
4.125% due 03/01/2035 •	68	66
4.153% due 10/01/2027 •	2	2
4.161% due 08/15/2032 ~	5	5
4.290% due 04/01/2035 •	156	153
4.365% due 10/01/2023 •	1	1
4.497% due 01/01/2024 •	1	1
4.538% due 07/25/2044 ~	1,136	1,073
4.558% due 02/01/2037 •	3	3
5.014% due 02/15/2037 •	20	20
5.024% due 02/15/2037 •	29	29
5.084% due 05/15/2037 ~	7	6
5.105% due 08/25/2031 •	452	451
5.125% due 09/25/2031 •	723	719
5.134% due 11/15/2030 - 12/15/2031 •	16	16
5.204% due 05/15/2036 •	15	15
5.234% due 01/15/2042 •	14	14
5.500% due 07/15/2034	303	307
5.539% due 01/15/2038 •	1,691	1,694
6.000% due 12/15/2028 - 07/15/2029	15	14
6.500% due 03/15/2029 - 07/25/2043	7,234	7,588
7.000% due 01/01/2030 - 04/01/2032	5	5
7.500% due 07/15/2030	27	29
8.000% due 12/01/2024	2	2
8.500% due 07/01/2024 - 11/01/2025	14	14

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	70	68
2.625% due 01/20/2027 - 07/20/2034 •	673	663

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	$36	$36
2.750% due 12/20/2026 •	1	1
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2026 ~	14	14
2.875% due 04/20/2027 - 05/20/2030 •	41	40
3.000% (H15T1Y + 1.500%) due 09/20/2024 ~	16	16
3.000% due 12/20/2027 - 07/20/2030 •	32	31
3.500% due 11/20/2026 •	2	2
4.500% due 08/20/2048	917	915
5.166% due 03/20/2065 •	6,631	6,568
5.366% due 05/20/2066 •	2,244	2,230
5.466% due 04/20/2066 •	3,405	3,390
5.719% due 11/20/2072 •	75,626	76,877
5.729% due 11/20/2072 •	87,587	89,116
5.816% due 08/20/2070 •	16,915	17,125

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	418,985	376,719
3.500% due 02/01/2047 - 12/01/2047	166,974	157,686
4.000% due 10/01/2047 - 08/01/2048	12,686	12,365
4.500% due 05/01/2023 - 09/01/2046	1,070	1,069
5.000% due 08/01/2025 - 08/01/2040	488	494
5.500% due 12/01/2023 - 01/01/2025	8	8
6.000% due 09/01/2023 - 01/01/2039	2,005	2,084
6.500% due 07/01/2034 - 03/01/2038	344	359
8.000% due 04/01/2030 - 11/01/2031	170	179
8.500% due 04/01/2025	6	6
9.500% due 07/01/2025 - 11/01/2025	7	7

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053 - 05/01/2053	329,100	314,829
4.500% due 04/01/2038 - 05/01/2053	374,850	367,331
5.000% due 04/01/2053 - 05/01/2053	74,800	74,607
5.500% due 04/01/2053 - 05/01/2053	46,500	46,973
6.000% due 04/01/2053	100	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vendee Mortgage Trust
6.500% due 05/15/2029	$3,160	$3,236

Total U.S. Government Agencies (Cost $1,845,769)		1,786,033

U.S. TREASURY OBLIGATIONS 5.6%

U.S. Treasury Notes
3.875% due 01/15/2026 (k)(m)	149,500	149,564
4.125% due 01/31/2025	215,700	215,667

Total U.S. Treasury Obligations (Cost $363,849)		365,231

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.9%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	6,950	6,507

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •	10,200	9,909

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	36	35

American Home Mortgage Assets Trust
5.385% due 11/25/2035 •	279	246

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~	9,560	8,000

Ashford Hospitality Trust
5.584% due 04/15/2035 •	1,266	1,231

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •	1,250	1,205
5.864% due 12/15/2036 ~	9,945	9,631

Austin Fairmont Hotel Trust
5.734% due 09/15/2032 •	3,600	3,526

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~	10,500	10,322
5.734% due 09/15/2038 •	4,100	3,832
6.584% due 03/15/2037 •	500	492

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	2,298	2,220

Banc of America Funding Trust
3.796% due 05/25/2035 ~	71	65
4.160% due 02/20/2036 ~	227	207
5.001% due 05/20/2035 •	284	281
5.500% due 09/25/2035	248	242

Banc of America Mortgage Trust
3.901% due 02/25/2035 ~	51	48
4.013% due 09/25/2035 ^~	1,148	970
4.029% due 05/25/2033 ~	5	4

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Commercial Mortgage Securities Trust
5.659% due 08/15/2036 •	$1,500	$1,486
5.684% due 10/15/2037 ~	102	98

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~	7	7
3.250% due 02/25/2033 ~	31	24
3.914% due 01/25/2034 ~	5	5
3.938% due 08/25/2035 ^~	566	454
3.957% due 01/25/2035 ~	206	182
3.991% due 08/25/2035 ^~	4,635	4,221
4.047% due 08/25/2033 ~	186	174
4.230% due 08/25/2033 ~	45	44
4.340% due 02/25/2033 ~	14	13
4.370% due 10/25/2036 ^~	194	169
4.513% due 04/25/2033 ~	141	137
4.962% due 01/25/2035 ~	1	1

Bear Stearns ALT-A Trust
3.720% due 04/25/2035 ~	1,344	1,309
3.942% due 05/25/2035 ~	281	259
3.964% due 09/25/2035 ^~	1,037	636
5.322% due 09/25/2034 ~	87	81

Bear Stearns Structured Products, Inc. Trust
3.947% due 01/26/2036 ^~	2,025	1,578

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~	398	367

BFLD Trust
6.031% due 10/15/2034 ~	3,395	3,346

BX Trust
5.484% due 05/15/2030 •	3,600	3,527
5.771% due 10/15/2036 •	10,100	9,855

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.125% due 01/25/2035 •	114	105

Citigroup Commercial Mortgage Trust
5.639% due 12/15/2036 •	2,950	2,894

Citigroup Mortgage Loan Trust
4.014% due 03/25/2036 ^~	926	855
4.322% due 03/25/2034 ~	253	232
6.080% due 09/25/2035 •	9	9

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	10,400	9,926

Commercial Mortgage Trust
5.584% due 06/15/2034 •	3,400	3,244
5.985% due 12/15/2038 •	23,573	21,853

Countrywide Alternative Loan Trust
5.245% due 06/25/2036 ^•	351	159

Countrywide Home Loan Mortgage Pass-Through Trust
6.537% due 02/20/2036 ^•	4,376	3,896

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~	222	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.436% due 10/25/2033 ~		$19	$18

Credit Suisse Mortgage Capital Trust
4.326% due 07/25/2050 ~		20,190	19,706

CRSNT Commercial Mortgage Trust
5.510% due 04/15/2036 •		25,400	23,429

DBGS Mortgage Trust
6.080% due 10/15/2036 •		1,220	1,138

DBWF Mortgage Trust
5.891% due 12/19/2030 •		14,558	14,300

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.245% due 06/25/2037 •		7,532	6,467

DROP Mortgage Trust
5.830% due 10/15/2043 •		23,100	21,360

EMF-NL Prime BV
3.178% due 04/17/2041 •	EUR	3,000	2,763

Eurosail PLC
4.431% due 03/13/2045 •	GBP	113	139
5.221% (BP0003M + 0.950%) due 06/13/2045 ~		4,033	4,900

Extended Stay America Trust
5.765% due 07/15/2038 ~		$1,562	1,516

First Horizon Alternative Mortgage Securities Trust
5.082% due 09/25/2035 ^~		145	123
5.096% due 09/25/2034 ~		31	28

Great Hall Mortgages PLC
2.776% due 03/18/2039 •	EUR	228	244
5.093% due 06/18/2039 •		$2,700	2,666

GS Mortgage Securities Corp. Trust
5.634% due 12/15/2036 •		19,146	18,476
5.684% due 11/15/2032 •		4,418	4,315
5.784% due 12/15/2036 •		280	276

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		22,496	18,313
3.000% due 09/25/2052 ~		24,233	20,578

GSR Mortgage Loan Trust
3.508% due 07/25/2035 ~		495	276
4.052% due 09/25/2035 ~		182	169
4.160% due 09/25/2035 ~		18	16
4.324% due 09/25/2035 ~		1,018	982
6.000% due 03/25/2032		19	18

HarborView Mortgage Loan Trust
3.305% due 07/19/2035 ^~		1,544	1,115

Hilton Orlando Trust
5.704% due 12/15/2034 •		150	147

Hops Hill No. 1 PLC
5.109% due 05/27/2054 •	GBP	2,143	2,636

IndyMac INDX Mortgage Loan Trust
5.265% due 05/25/2046 •		$1,023	879

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

InTown Mortgage Trust
7.316% due 08/15/2039 •		$19,800	$19,687

JP Morgan Chase Commercial Mortgage Securities Trust
5.784% due 12/15/2036 •		7,000	6,161

JP Morgan Mortgage Trust
3.938% due 07/25/2035 ~		35	34
4.015% due 08/25/2035 ^~		1,067	869
4.292% due 04/25/2037 ^~		117	91

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~		48	44

MBRT
5.884% due 11/15/2036 •		200	197

Morgan Stanley Capital Trust
5.634% due 12/15/2036 •		$100	$91
5.659% due 11/15/2034 •		6,485	6,335

Morgan Stanley Mortgage Loan Trust
3.369% due 08/25/2034 ~		45	41
5.105% due 04/25/2035 •		840	761
5.165% due 01/25/2035 •		238	206
5.500% due 11/25/2035		1,087	1,003

MortgageIT Mortgage Loan Trust
5.485% due 02/25/2035 •		156	147

Mortimer BTL PLC
5.244% due 06/21/2052 •	GBP	3,610	4,455

Natixis Commercial Mortgage Securities Trust
5.634% due 08/15/2038 •		$5,200	4,863
6.651% due 03/15/2035 •		1,999	1,936

New Orleans Hotel Trust
5.673% due 04/15/2032 •		1,400	1,341

Newgate Funding PLC
3.557% due 12/15/2050 •	EUR	999	1,037

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •		$4,700	4,319

OBX Trust
3.000% due 01/25/2052 ~		22,807	19,366
5.000% due 10/25/2051 •		5,696	5,209

One Market Plaza Trust
3.614% due 02/10/2032		8,600	7,901

ONE Park Mortgage Trust
5.641% due 03/15/2036 •		2,450	2,310

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.405% due 12/25/2035 •		2,015	1,828

Prime Mortgage Trust
5.245% due 02/25/2034 •		171	166

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	14,677	18,105

RESIMAC Bastille Trust
5.323% due 02/03/2053 •		$49,676	49,153

Ripon Mortgages PLC
0.000% due 08/28/2056 (e)	GBP	25,996	25,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.815% due 08/28/2056 •	GBP	39,194	$47,877
5.015% due 08/28/2056 •		15,435	18,683
5.615% due 08/28/2056 ~		1,792	2,113
7.115% due 08/28/2056 •		2,354	2,852

RMAC PLC
4.970% due 06/12/2046 •		3,895	4,800

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		$3,500	3,144

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	20,772	25,564

Structured Adjustable Rate Mortgage Loan Trust
5.193% due 02/25/2034 ~		$16	15

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 ~		31	28
5.105% due 03/25/2037 •		41	13
5.405% due 02/25/2036 ^•		862	704
5.421% due 09/19/2032 •		268	253

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.244% due 06/25/2033 ~		11	10

SunTrust Adjustable Rate Mortgage Loan Trust
4.071% due 01/25/2037 ^~		594	436

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •		4,431	4,349

Thornburg Mortgage Securities Trust
3.792% due 12/25/2045 ^•		1,078	945
4.745% due 10/25/2045 •		1,650	1,554

Towd Point Mortgage Funding
4.993% due 05/20/2045 •	GBP	34,617	42,490
5.012% due 02/20/2045 •		424	521
5.037% due 10/20/2051 •		17,906	22,105
5.243% due 07/20/2045 ~		32,720	40,000

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$2,654	2,484
5.845% due 05/25/2058 •		4,861	4,804

Trinity Square PLC
4.713% due 07/15/2059 •	GBP	14,468	17,783

TTAN
5.535% due 03/15/2038 •		$49	48

UWM Mortgage Trust
5.000% due 12/25/2051 •		20,342	18,661

VASA Trust
5.584% due 07/15/2039 •		5,000	4,653

Waikiki Beach Hotel Trust
5.734% due 12/15/2033 •		10,699	10,322

WaMu Mortgage Pass-Through Certificates Trust
3.979% due 01/25/2036 ~		87	76
4.138% due 08/25/2046 •		24	22
4.538% due 06/25/2042 •		179	160
5.425% due 10/25/2045 •		27	25
5.585% due 11/25/2034 •		1,527	1,367
6.000% due 06/25/2034		453	449

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
3.975% due 02/25/2033 ~		$3	$2

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047		14,015	13,717

Total Non-Agency Mortgage-Backed Securities (Cost $808,364)			773,016

ASSET-BACKED SECURITIES 21.3%

ACAS CLO Ltd.
5.685% due 10/18/2028 •		2,243	2,218

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026		5,953	5,928

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		3,229	3,229

Anchorage Capital CLO Ltd.
5.932% due 07/15/2032 •		22,000	21,647

Apidos CLO
5.695% due 07/18/2029 •		14,000	13,880
5.818% due 04/20/2031 •		4,500	4,461

Arbor Realty Commercial Real Estate Notes Ltd.
5.784% due 05/15/2036 •		7,600	7,502
6.008% due 01/15/2037 •		5,500	5,426

AREIT Trust
5.809% due 01/16/2037 •		22,481	21,816

Ares CLO Ltd.
5.845% due 04/18/2031 ~		23,200	22,910

Asset-Backed Securities Corp. Home Equity Loan Trust
5.204% due 06/15/2031 •		4	4

Atlas Static Senior Loan Fund Ltd.
7.258% due 07/15/2030 •		12,691	12,725

Barings CLO Ltd.
5.878% due 01/20/2032 •		702	693

BDS Ltd.
5.809% due 08/15/2036 •		227	227
6.111% due 12/16/2036 •		23,000	22,597

Bear Stearns Asset-Backed Securities Trust
5.845% due 10/25/2037 •		87	87
5.845% due 11/25/2042 •		229	223
6.645% due 03/25/2043 •		1,278	1,245

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		25,107	24,851
6.142% due 01/15/2033 •		15,900	15,715

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	4,486	4,785

BlueMountain CLO Ltd.
5.872% due 07/15/2031 •		$8,000	7,909

BNPP AM Euro CLO DAC
2.888% due 04/15/2031 •	EUR	300	315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSPDF Issuer Ltd.
5.884% due 10/15/2036 ~		$10,000	$9,519

BSPRT Issuer Ltd.
7.123% due 07/15/2039 ~		22,000	21,709

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027		24,000	24,268
5.264% due 07/15/2027 •		19,300	19,306

Carlyle Euro CLO DAC
3.544% due 08/15/2032 •	EUR	8,900	9,367

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •		250	264

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$19,700	19,396

Carmax Auto Owner Trust
5.328% due 09/15/2025 ~		16,564	16,573

Carvana Auto Receivables Trust
2.570% due 05/12/2025		10,494	10,414

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		5,979	5,914

Centex Home Equity Loan Trust
5.775% due 09/25/2034 •		1,069	1,017

CIFC Funding Ltd.
5.766% due 10/24/2030 •		20,344	20,103
5.895% due 07/18/2031 •		4,400	4,340

Citibank Credit Card Issuance Trust
5.319% due 08/07/2027 •		12,900	12,914
5.372% due 04/22/2026 •		12,600	12,612

Countrywide Asset-Backed Certificates Trust
5.265% due 01/25/2045 •		1,545	1,532
5.565% due 07/25/2034 •		662	649
5.595% due 03/25/2034 •		303	295

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •		12,398	12,382

Dell Equipment Finance Trust
2.110% due 08/23/2027		6,152	6,095

Discover Card Execution Note Trust
5.284% due 12/15/2026 •		19,600	19,598

Dryden Senior Loan Fund
5.812% due 04/15/2029 •		21,191	21,068

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		19,600	19,308
5.760% due 10/22/2029		13,100	13,198

EquiFirst Mortgage Loan Trust
5.325% due 01/25/2034 •		176	166

Exeter Automobile Receivables Trust
4.330% due 02/17/2026		1,100	1,093

First Franklin Mortgage Loan Asset-Backed Certificates
5.670% due 05/25/2034 •		1,054	1,023

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship Credit Auto Trust
3.280% due 08/15/2025		$14,136	$14,035

Fremont Home Loan Trust
4.905% due 01/25/2037 ~		178	83

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		28,000	27,448
5.865% due 01/21/2028 •		7,780	7,761

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025		7,286	7,204
3.550% due 01/15/2026		8,768	8,676
4.590% due 05/15/2026		7,168	7,117

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024		13,550	13,404

GPMT Ltd.
6.011% due 07/16/2035 •		14,507	14,244
6.102% due 12/15/2036 •		22,182	21,561

GSAMP Trust
3.772% due 11/25/2034 •		1,285	1,225
4.915% due 12/25/2036 ~		1,403	687

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		22,500	22,070
3.730% due 09/25/2026		22,500	21,726

Home Equity Asset Trust
5.405% due 08/25/2036 •		6,552	6,362

HPEFS Equipment Trust
3.150% due 09/20/2029		15,785	15,591

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •		30	12

Hyundai Auto Lease Securitization Trust
5.198% due 04/15/2025 ~		750	751

LCM LP
5.668% due 07/19/2027 •		15,578	15,428

LCM Ltd.
5.739% due 07/20/2030 •		23,878	23,524

LL ABS Trust
3.760% due 11/15/2029		10,618	10,440

LoanCore Issuer Ltd.
5.473% due 07/15/2035 •		9,286	9,157
5.984% due 07/15/2036 •		13,800	13,634

Lument Finance Trust, Inc.
5.854% due 06/15/2039 •		21,000	20,468

Madison Park Euro Funding DAC
3.088% due 07/15/2032 •	EUR	5,000	5,268

Madison Park Funding Ltd.
5.785% due 07/27/2031 •		$5,635	5,577

Magnetite Ltd.
5.592% due 01/15/2028 •		805	798
5.744% due 11/15/2028 •		21,900	21,697
5.772% due 04/15/2031 •		986	975

Marathon Static CLO Ltd.
6.859% due 07/20/2030 •		9,675	9,694

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		$1,121	$1,119

MF1 LLC
6.906% due 06/19/2037 •		22,500	22,295

MF1 Ltd.
5.910% due 02/19/2037 •		23,000	22,400

Mid-State Trust
4.864% due 07/15/2038		96	93

MMAF Equipment Finance LLC
5.570% due 09/09/2025		7,250	7,254

Morgan Stanley ABS Capital, Inc. Trust
5.095% due 05/25/2037 •		3,265	2,874
5.550% due 12/25/2034 •		396	351

Morgan Stanley IXIS Real Estate Capital Trust
4.895% due 11/25/2036 •		14	5

Mountain View CLO LLC
5.832% due 01/16/2031 •		2,200	2,175

Mountain View CLO Ltd.
5.635% due 10/13/2027 •		434	435

Nassau Ltd.
5.942% due 10/15/2029 •		1,566	1,561

New Century Home Equity Loan Trust
5.565% due 03/25/2035 •		2,002	1,915

Nissan Auto Lease Trust
5.188% due 03/17/2025 •		1,850	1,850

NovaStar Mortgage Funding Trust
5.165% due 05/25/2036 •		1,746	1,697

Oaktree CLO Ltd.
5.928% due 10/20/2032 ~		20,100	19,664

OCP Euro CLO DAC
3.273% due 09/22/2034 •	EUR	3,200	3,374

Option One Mortgage Loan Trust
5.580% due 08/25/2035 •		$170	169

Oscar U.S. Funding LLC
2.820% due 04/10/2029		23,000	21,380

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •		12,200	12,043

PFP Ltd.
5.534% due 04/14/2038 •		2,852	2,787
5.728% due 08/09/2037 •		498	479
6.934% due 08/19/2035 •		18,600	18,558

RAAC Trust
5.545% due 03/25/2034 •		62	60

Ready Capital Mortgage Financing LLC
5.845% due 04/25/2038 •		16,564	16,229
6.045% due 11/25/2036 •		2,456	2,385
6.218% due 01/25/2037 •		23,000	22,564

Renaissance Home Equity Loan Trust
5.545% due 08/25/2032 •		40	37

RR 3 Ltd.
5.882% due 01/15/2030 •		1,400	1,391

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
2.760% due 03/17/2025		$9,830	$9,809
3.980% due 01/15/2025		24,378	24,314
4.370% due 05/15/2025		17,339	17,294
5.810% due 01/15/2026		2,250	2,251

Saranac CLO Ltd.
6.547% due 06/22/2030 •		1,195	1,183

Saxon Asset Securities Trust
2.198% due 03/25/2035 ^~		411	398

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•		2,904	669
4.975% due 05/25/2037 ^•		389	290

SLM Student Loan Trust
3.507% due 12/15/2033 •	EUR	613	611
4.968% due 10/25/2029 •		$3,581	3,566

SMB Private Education Loan Trust
3.940% due 02/16/2055		19,094	18,116
6.008% due 02/16/2055 •		19,094	18,805

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031		3,050	3,053

Sound Point CLO Ltd.
5.788% due 10/20/2030 •		28,200	27,787
5.798% due 07/25/2030 ~		28,748	28,364
6.018% due 07/20/2032 •		23,000	22,570

Soundview Home Loan Trust
4.965% due 11/25/2036 •		1,137	326

Stratus CLO Ltd.
5.758% due 12/29/2029 •		3,011	2,978

Structured Asset Investment Loan Trust
5.550% due 03/25/2034 •		2,435	2,288
5.745% due 09/25/2034 •		93	90
5.820% due 10/25/2033 •		80	78

Structured Asset Securities Corp.
5.505% due 02/25/2035 •		165	164

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		3,523	3,476

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		23,000	22,696

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		23,000	22,540

TICP CLO Ltd.
5.648% due 04/20/2028 ~		4,119	4,119
5.652% due 04/26/2028 ~		2,355	2,355

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	2,400	2,534

Towd Point HE Trust
0.918% due 02/25/2063 ~		$6,595	6,175

Toyota Auto Receivables Owner Trust
5.050% due 01/15/2026		750	749

TPG Real Estate Finance Issuer Ltd.
5.909% due 03/15/2038 •		20,800	20,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.208% due 02/15/2039 ~		$23,000	$22,627

Tricolor Auto Securitization Trust
3.300% due 02/18/2025		5,858	5,805

TSTAT Ltd.
6.939% due 07/20/2031 ~		7,366	7,385

Venture CLO Ltd.
5.672% due 04/15/2027 •		867	863
5.828% due 04/20/2029 •		8,961	8,923
5.858% due 07/20/2030 •		7,465	7,382
5.938% due 04/20/2032 •		22,000	21,748

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		787	775

VMC Finance LLC
5.861% due 06/16/2036 •		12,665	12,033

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •		14,694	14,516

Westlake Automobile Receivables Trust
5.688% due 08/15/2025 •		13,279	13,300

Total Asset-Backed Securities (Cost $1,406,918)			1,383,707

SOVEREIGN ISSUES 0.0%

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	28,931	62

Total Sovereign Issues (Cost $761)			62

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (c)		572	0

Total Common Stocks (Cost $607)			0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 26.6%

COMMERCIAL PAPER 5.4%

Amcor Flexibles North America, Inc.
5.000% due 04/11/2023	$5,400	$5,391

American Electric Power Co., Inc.
4.980% due 04/04/2023	9,000	8,995

Arrow Electronics, Inc.
5.500% due 04/03/2023	5,000	4,998

BAT International Finance PLC
5.900% due 05/24/2023	3,700	3,670
5.900% due 05/25/2023	3,700	3,669
5.900% due 05/30/2023	7,050	6,986
6.000% due 05/19/2023	15,400	15,287

Conagra Brands, Inc.
5.450% due 04/06/2023	5,000	4,995
5.750% due 04/24/2023	10,350	10,312

Constellation Brands, Inc.
5.260% due 04/04/2023	1,900	1,899
5.290% due 04/10/2023	2,300	2,297
5.290% due 04/12/2023	2,100	2,096
5.730% due 04/17/2023	1,800	1,795
5.900% due 04/20/2023	14,500	14,455

Crown Castle, Inc.
5.740% due 04/11/2023	8,350	8,336

Dominion Energy, Inc.
5.800% due 04/24/2023	4,500	4,484

Duke Energy Corp.
5.500% due 04/18/2023	10,100	10,074
5.800% due 04/20/2023	9,050	9,024

Edison International
5.550% due 05/19/2023	6,200	6,157

Enbridge (US), Inc.
4.980% due 04/05/2023	1,550	1,549

Entergy Corp.
5.000% due 04/05/2023	4,400	4,397
5.000% due 04/06/2023	3,500	3,497

Global Payments, Inc.
5.900% due 04/28/2023	20,050	19,961

Hitachi America Capital Ltd.
5.100% due 04/06/2023	6,500	6,495

International Flavors & Fragrances, Inc.
5.550% due 04/03/2023	1,250	1,249
5.650% due 04/04/2023	4,300	4,298
6.000% due 04/13/2023	10,200	10,181
6.000% due 05/05/2023 (b)	4,300	4,278

Lowe’s Companies, Inc.
5.750% due 04/10/2023	20,800	20,770

Mondelez International, Inc.
5.120% due 04/14/2023	18,650	18,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023		$7,800	$7,755
5.600% due 05/09/2023		2,050	2,038
5.900% due 04/17/2023		13,750	13,715

Quanta Services, Inc.
5.850% due 04/06/2023		2,000	1,998
6.050% due 04/18/2023		14,400	14,360

Republic Services, Inc.
5.730% due 04/18/2023		250	249
5.750% due 04/17/2023		8,700	8,679

Sempra Energy
5.850% due 04/24/2023		14,250	14,200

Southern California Edison Co.
5.500% due 04/26/2023		2,500	2,490
5.850% due 04/24/2023		14,650	14,598

Transcanada Pipelines Ltd.
4.980% due 04/06/2023		7,100	7,094

Tyson Foods, Inc.
5.020% due 04/05/2023		4,900	4,897

Walgreens Boots
5.180% due 04/03/2023		12,600	12,594
5.600% due 04/10/2023		1,400	1,398
5.800% due 05/03/2023 (b)		13,500	13,432
5.900% due 04/24/2023		8,500	8,470

			348,175

REPURCHASE AGREEMENTS (i) 19.7%
			1,279,264

SHORT-TERM NOTES 1.0%

Federal Home Loan Bank
4.860% due 05/04/2023 •(f)		67,000	67,000

ISRAEL TREASURY BILLS 0.2%
0.889% due 05/03/2023 (e)(f)	ILS	37,180	10,301

U.S. TREASURY BILLS 0.3%
4.651% due 04/06/2023 -05/25/2023 (d)(e)(k)(m)		$20,278	20,246

Total Short-Term Instruments (Cost $1,725,547)			1,724,986

Total Investments in Securities (Cost $7,816,209)			7,637,434

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short Asset Portfolio	21,859,554	$209,808

PIMCO Short-Term Floating NAV Portfolio III	15,390	150

Total Short-Term Instruments (Cost $213,079)		209,958

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $213,079)	$209,958

Total Investments 121.0% (Cost $8,029,288)	$7,847,392

Financial Derivative Instruments (j)(l) (0.3)% (Cost or Premiums, net $(13,796))	(22,150)

Other Assets and Liabilities, net (20.7)%	(1,341,821)

Net Assets 100.0%	$6,483,421

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Wells Fargo & Co.	2.509%	10/27/2023	10/20/2020	$9,435	$8,957	0.14%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$341,700	U.S. Treasury Notes 1.750% - 3.250% due 06/30/2027 - 01/31/2029	$(348,734)	$341,700	$341,700
BRC	4.880	04/03/2023	04/04/2023	253,000	U.S. Treasury Bonds 4.625% due 02/15/2040	(258,223)	253,000	253,000
DEU	4.920	03/31/2023	04/03/2023	527,400	U.S. Treasury Bonds 2.875% due 05/15/2052	(548,962)	527,400	527,616
FICC	2.200	03/31/2023	04/03/2023	8,364	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(8,531)	8,364	8,364
NOM	4.790	03/31/2023	04/03/2023	71,600	U.S. Treasury Notes 2.750% due 07/31/2027	(73,371)	71,600	71,629
RCY	4.920	03/31/2023	04/03/2023	77,200	U.S. Treasury Notes 0.625% due 05/15/2030	(79,143)	77,200	77,232

Total Repurchase Agreements						$(1,316,964)	$1,279,264	$1,279,541

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2053	$418,700	$(374,960)	$(376,108)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	176,500	(163,028)	(164,124)

Total Short Sales (8.3)%				$(537,988)	$(540,232)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$341,700	$0	$0	$341,700	$(348,734)	$(7,034)
BRC	253,000	0	0	253,000	(258,223)	(5,223)
DEU	527,616	0	0	527,616	(548,962)	(21,346)
FICC	8,364	0	0	8,364	(8,531)	(167)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
NOM	$71,629	$0	$0	$71,629	$(73,371)	$(1,742)
RCY	77,232	0	0	77,232	(79,143)	(1,911)

Total Borrowings and Other Financing Transactions	$1,279,541	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(11,161) at a weighted average interest rate of 2.640%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	171	$171	$(92)	$(17)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	77	77	(31)	(11)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	77	77	(50)	(16)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	171	171	(156)	(23)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	138	345	(129)	(392)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	138	345	(112)	(46)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	2,183	5,458	(3,278)	(7,304)

Total Written Options					$(3,848)	$(7,809)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	189	$45,095	$(501)	$9	$0
Euro-Bund June Futures	06/2023	607	89,422	2,935	408	(428)
U.S. Treasury 2-Year Note June Futures	06/2023	17,551	3,623,459	40,289	2,468	0
U.S. Treasury 5-Year Note June Futures	06/2023	258	28,253	556	59	0

				$43,279	$2,944	$(428)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2023	65	$(72,512)	$(1,336)	$245	$0
U.S. Treasury 10-Year Note June Futures	06/2023	5,454	(626,784)	(15,901)	0	(1,875)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	719	(87,100)	(2,917)	0	(393)

				$(20,154)	$245	$(2,268)

Total Futures Contracts				$23,125	$3,189	$(2,696)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Enbridge, Inc.	1.000%	Quarterly	12/20/2024	0.568%	$25,000	$291	$(103)	$188	$1	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735	2,100	101	16	117	0	0

						$392	$(87)	$305	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	(5.000)%	Quarterly	06/20/2027	$133,848	$382	$(3,745)	$(3,363)	$0	$(700)
CDX.IG-39 5-Year Index	(1.000)	Quarterly	12/20/2027	31,700	(190)	(191)	(381)	0	(31)
CDX.IG-40 5-Year Index	(1.000)	Quarterly	06/20/2028	630,200	(4,151)	(3,302)	(7,453)	0	(682)

					$(3,959)	$(7,238)	$(11,197)	$0	$(1,413)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	24,850	$(669)	$(5,604)	$(6,273)	$0	$(91)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		24,850	0	(6,267)	(6,267)	0	(91)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		9,200	687	4,238	4,925	60	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		9,200	0	4,922	4,922	59	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024	JPY	49,140,000	725	(914)	(189)	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		4,960,000	(127)	781	654	0	(43)

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200%	Annual	12/15/2041	JPY	1,690,000	$959	$677	$1,636	$0	$(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		9,080,000	518	3,062	3,580	0	(44)
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.270	Annual	09/13/2024		$30,600	0	(37)	(37)	0	(15)
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.350	Annual	09/14/2024		19,700	0	(41)	(41)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		150,400	(572)	(8,502)	(9,074)	360	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		10,400	(22)	218	196	31	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		28,900	(100)	227	127	114	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		8,000	(22)	152	130	32	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		34,710	3,582	119	3,701	0	(167)
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,442,200	(3,369)	(8,047)	(11,416)	0	(474)
Pay(6)	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024		566,600	(110)	(2,105)	(2,215)	0	(222)
Pay(6)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	776,400	49	(16,753)	(16,704)	0	(1,215)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		117,500	838	(1,370)	(532)	0	(53)

							$2,367	$(35,244)	$(32,877)	$656	$(2,450)

Total Swap Agreements							$(1,200)	$(42,569)	$(43,769)	$657	$(3,863)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,189	$657	$3,846	$(7,809)	$(2,696)	$(3,863)	$(14,368)

(k)

Securities with an aggregate market value of $40,792 and cash of $58,253 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	$	4,238	AUD	6,378	$25	$0
	05/2023	AUD	6,378	$	4,243	0	(25)
	05/2023	NZD	5,381		3,298	0	(67)
BOA	04/2023	CNH	884		131	2	0
	04/2023	PEN	17,971		4,766	0	(8)
	05/2023	EUR	5,042		5,410	5	(76)
	05/2023	GBP	239,919		293,133	0	(3,086)
	05/2023	$	671	EUR	621	5	0
	05/2023		665	JPY	90,600	21	0
	05/2023		30,158	PEN	115,389	434	0
	05/2023	ZAR	104	$	6	0	0
BPS	04/2023	AUD	248		168	2	0
	04/2023	DKK	2,995		435	0	(1)
	04/2023	$	37	KRW	48,243	0	0
	05/2023	AUD	4,338	$	2,900	0	(3)
	05/2023	EUR	50,472		54,175	0	(691)
	05/2023	$	435	DKK	2,989	1	0
	05/2023		4,273	GBP	3,545	104	0
	05/2023		51,484	JPY	6,742,859	0	(391)
	05/2023		891	NZD	1,443	11	0
	06/2023	KRW	48,033	$	37	0	0
BRC	05/2023	$	236	DKK	1,616	0	(1)
	05/2023		3,155	ZAR	58,219	102	0
CBK	04/2023	BRL	173,783	$	34,207	0	(81)
	04/2023	DKK	2,080		303	0	0
	04/2023	INR	4,601		56	0	0
	04/2023	$	33,714	BRL	173,783	574	0
	04/2023		952	DKK	6,696	23	0
	04/2023		4,493	PEN	17,971	281	0
	05/2023	EUR	1,619	$	1,714	0	(46)
	05/2023	GBP	3,326		4,092	0	(15)
	05/2023	ILS	36,864		10,889	630	0
	05/2023	JPY	600,700		4,532	0	(20)
	05/2023	$	303	DKK	2,076	0	0
	05/2023		3,790	EUR	3,525	42	0
	05/2023		3,762	GBP	3,120	90	0

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	$	1,154	NZD	1,836	$0	$(5)
	07/2023	PEN	123,325	$	30,379	0	(2,201)
	08/2023	$	1,642	PEN	6,414	49	0
DUB	04/2023	AUD	10,573	$	7,124	57	0
	04/2023	BRL	175,179		32,854	0	(1,708)
	04/2023	$	2,875	AUD	4,323	15	0
	04/2023		34,481	BRL	175,179	81	0
	05/2023	AUD	4,323	$	2,878	0	(15)
	05/2023	$	1,874	NZD	3,022	16	0
	05/2023		373	ZAR	6,955	16	0
	07/2023		32,854	BRL	178,014	1,676	0
JPM	05/2023		3,208	NZD	5,171	26	0
	05/2023		4,867	ZAR	89,265	128	0
MBC	05/2023	CNH	127,706	$	19,029	396	0
	05/2023	EUR	1,239		1,322	0	(25)
	05/2023	JPY	685,200		5,147	0	(45)
	05/2023	$	4,599	JPY	607,300	17	(14)
	05/2023		733	NZD	1,175	2	0
	05/2023		3,558	ZAR	66,570	166	0
MYI	04/2023	AUD	6,475	$	4,353	25	0
	04/2023	KRW	98,935		80	4	0
	04/2023	$	2,882	AUD	4,318	4	0
	05/2023	AUD	4,318	$	2,885	0	(4)
	05/2023	$	950	JPY	128,800	26	0
	05/2023		1,241	NZD	1,992	5	0
	05/2023		1,206	ZAR	22,081	30	0
RBC	05/2023	MXN	3,434	$	181	0	(8)
RYL	05/2023	JPY	706,800		5,275	0	(81)
	05/2023	SEK	3,235		313	1	0
SCX	04/2023	INR	11,264		137	0	0
	04/2023	KRW	191,385		155	9	0
	04/2023	ZAR	577,288		31,382	0	(1,016)
	05/2023	EUR	2,200		2,337	0	(54)
	05/2023	NZD	9,444		5,944	46	(7)
	05/2023	$	3,850	EUR	3,579	41	0
	05/2023		1,308	NZD	2,078	0	(9)
TOR	04/2023	CAD	12,297	$	9,065	0	(34)
	04/2023	$	3,103	AUD	4,673	20	0
	04/2023		3,111	CAD	4,216	8	0
	05/2023	AUD	4,673	$	3,106	0	(20)
	05/2023	CAD	4,214		3,111	0	(8)
UAG	04/2023	AUD	11,602		7,879	124	0
	04/2023	$	3,244	AUD	4,868	11	0
	04/2023		5,948	CAD	8,087	36	0
	04/2023		1,938	ZAR	33,707	0	(46)
	05/2023	AUD	4,868	$	3,247	0	(10)
	05/2023	CAD	8,084		5,948	0	(36)
	05/2023	$	17,841	CNH	123,636	199	0

Total Forward Foreign Currency Contracts						$5,586	$(9,857)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	09/12/2023	79,400	$635	$529
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	73,100	548	487
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	66,900	509	445

Total Purchased Options							$1,692	$1,461

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250%	09/12/2023	79,400	$(397)	$(304)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	09/12/2023	79,400	(238)	(150)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	9,900	(76)	(39)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	9,900	(76)	(91)
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	73,100	(344)	(286)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	73,100	(205)	(145)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	94,100	(645)	(147)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	94,100	(645)	(1,147)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	42,400	(154)	(42)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	42,400	(154)	(237)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	86,100	(269)	(98)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	86,100	(269)	(457)
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	66,900	(321)	(261)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	66,900	(187)	(133)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	15,100	(102)	(27)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	15,100	(102)	(177)

42	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845%	11/13/2023	45,300	$(286)	$(79)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	45,300	(287)	(533)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	9,900	(76)	(39)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	9,900	(76)	(92)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	9,900	(75)	(40)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	9,900	(75)	(89)

							$(5,059)	$(4,613)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.945	04/06/2023	14,800	$(67)	$(53)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	7,500	(33)	(70)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	6,200	(49)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	5,500	(36)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	5,500	(28)	(2)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	3,200	(26)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	6,800	(28)	(40)

					$(267)	$(203)

Total Written Options					$(5,326)	$(4,816)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	2.168%	$38,000	$(1,834)	$356	$0	$(1,478)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	3,000	(144)	(6)	0	(150)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	600	(53)	13	0	(40)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165	1,800	(88)	18	0	(70)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.165%	$7,200	$(352)	$73	$0	$(279)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	1,800	(65)	(25)	0	(90)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	9,200	(444)	86	0	(358)
GST	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	1,100	(40)	(15)	0	(55)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	600	(53)	13	0	(40)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.447	11,400	1,594	(31)	1,563	0
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	9,400	(425)	(47)	0	(472)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	10,800	(963)	250	0	(713)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	46,800	(2,247)	427	0	(1,820)

Total Swap Agreements							$(5,114)	$1,112	$1,563	$(5,565)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$25	$0	$0	$25	$(92)	$0	$0	$(92)	$(67)	$0	$(67)
BOA	467	529	0	996	(3,170)	(454)	(1,478)	(5,102)	(4,106)	5,282	1,176
BPS	118	0	0	118	(1,086)	0	(190)	(1,276)	(1,158)	1,410	252
BRC	102	0	0	102	(1)	0	(70)	(71)	31	0	31
CBK	1,689	0	0	1,689	(2,368)	0	(727)	(3,095)	(1,406)	1,866	460
DUB	1,861	0	0	1,861	(1,723)	(130)	0	(1,853)	8	0	8
FAR	0	487	0	487	0	(431)	0	(431)	56	0	56
GLM	0	0	0	0	0	(2,128)	0	(2,128)	(2,128)	2,410	282
GST	0	0	1,563	1,563	0	0	(95)	(95)	1,468	(1,640)	(172)
JPM	154	0	0	154	0	(123)	0	(123)	31	0	31
MBC	581	0	0	581	(84)	0	0	(84)	497	(290)	207
MSC	0	0	0	0	0	(30)	0	(30)	(30)	263	233
MYC	0	445	0	445	0	(598)	(3,005)	(3,603)	(3,158)	3,400	242
MYI	94	0	0	94	(4)	0	0	(4)	90	2	92
NGF	0	0	0	0	0	(872)	0	(872)	(872)	625	(247)
RBC	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
RYL	1	0	0	1	(81)	0	0	(81)	(80)	0	(80)
SAL	0	0	0	0	0	(50)	0	(50)	(50)	266	216
SCX	96	0	0	96	(1,086)	0	0	(1,086)	(990)	893	(97)
TOR	28	0	0	28	(62)	0	0	(62)	(34)	0	(34)
UAG	370	0	0	370	(92)	0	0	(92)	278	(280)	(2)

Total Over the Counter	$5,586	$1,461	$1,563	$8,610	$(9,857)	$(4,816)	$(5,565)	$(20,238)

44	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

(m)

Securities with an aggregate market value of $16,417 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,189	$3,189
Swap Agreements	0	1	0	0	656	657

	$0	$1	$0	$0	$3,845	$3,846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,586	$0	$5,586
Purchased Options	0	0	0	0	1,461	1,461
Swap Agreements	0	1,563	0	0	0	1,563

	$0	$1,563	$0	$5,586	$1,461	$8,610

	$0	$1,564	$0	$5,586	$5,306	$12,456

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,809	$7,809
Futures	0	0	0	0	2,696	2,696
Swap Agreements	0	1,413	0	0	2,450	3,863

	$0	$1,413	$0	$0	$12,955	$14,368

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,857	$0	$9,857
Written Options	0	0	0	0	4,816	4,816
Swap Agreements	0	5,565	0	0	0	5,565

	$0	$5,565	$0	$9,857	$4,816	$20,238

	$0	$6,978	$0	$9,857	$17,771	$34,606

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(12,475)	$(12,475)
Futures	0	0	0	0	(102,230)	(102,230)
Swap Agreements	0	(45,662)	0	0	28,757	(16,905)

	$0	$(45,662)	$0	$0	$(85,948)	$(131,610)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$188,135	$0	$188,135
Purchased Options	0	0	0	0	(254)	(254)
Written Options	0	0	0	3,383	(4,658)	(1,275)
Swap Agreements	0	1,670	0	0	0	1,670

	$0	$1,670	$0	$191,518	$(4,912)	$188,276

	$0	$(43,992)	$0	$191,518	$(90,860)	$56,666

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,637	$1,637
Futures	0	0	0	0	34,657	34,657
Swap Agreements	0	(4,616)	0	0	(20,670)	(25,286)

	$0	$(4,616)	$0	$0	$15,624	$11,008

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,282)	$0	$(21,282)
Purchased Options	0	0	0	0	(231)	(231)
Written Options	0	0	0	0	11,802	11,802
Swap Agreements	0	(103)	0	0	0	(103)

	$0	$(103)	$0	$(21,282)	$11,571	$(9,814)

	$0	$(4,719)	$0	$(21,282)	$27,195	$1,194

46	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$16,879	$16,879
Corporate Bonds & Notes
Banking & Finance	0	1,090,881	0	1,090,881
Industrials	0	377,526	0	377,526
Utilities	0	118,072	0	118,072
Municipal Bonds & Notes
Texas	0	1,041	0	1,041
U.S. Government Agencies	0	1,786,033	0	1,786,033
U.S. Treasury Obligations	0	365,231	0	365,231
Non-Agency Mortgage-Backed Securities	0	773,016	0	773,016
Asset-Backed Securities	0	1,383,707	0	1,383,707
Sovereign Issues	0	62	0	62
Short-Term Instruments
Commercial Paper	0	348,175	0	348,175
Repurchase Agreements	0	1,279,264	0	1,279,264
Short-Term Notes	0	67,000	0	67,000
Israel Treasury Bills	0	10,301	0	10,301
U.S. Treasury Bills	0	20,246	0	20,246

	$0	$7,620,555	$16,879	$7,637,434

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$209,958	$0	$0	$209,958

Total Investments	$209,958	$7,620,555	$16,879	$7,847,392

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(540,232)	$0	$(540,232)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	653	3,193	0	3,846
Over the counter	0	8,610	0	8,610

	$653	$11,803	$0	$12,456

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(428)	(13,940)	0	(14,368)
Over the counter	0	(20,238)	0	(20,238)

	$(428)	$(34,178)	$0	$(34,606)

Total Financial Derivative Instruments	$225	$(22,375)	$0	$(22,150)

Totals	$210,183	$7,057,948	$16,879	$7,285,010

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a

48	PIMCO LOW DURATION FUND

March 31, 2023

portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

50	PIMCO LOW DURATION FUND

March 31, 2023

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the

52	PIMCO LOW DURATION FUND

March 31, 2023

basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

54	PIMCO LOW DURATION FUND

March 31, 2023

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

56	PIMCO LOW DURATION FUND

March 31, 2023

Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$372,304	$10,891	$(167,700)	$1,664	$(7,351)	$209,808	$10,890	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$145	$5	$0	$0	$0	$150	$5	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and

58	PIMCO LOW DURATION FUND

March 31, 2023

the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

60	PIMCO LOW DURATION FUND

March 31, 2023

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

62	PIMCO LOW DURATION FUND

March 31, 2023

Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

64	PIMCO LOW DURATION FUND

March 31, 2023

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

66	PIMCO LOW DURATION FUND

March 31, 2023

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

68	PIMCO LOW DURATION FUND

March 31, 2023

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for

70	PIMCO LOW DURATION FUND

March 31, 2023

the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and

72	PIMCO LOW DURATION FUND

March 31, 2023

transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C, Class C-2 and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C, Class C-2 and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares, 0.50% for Class C-2 shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C, Class C-2 and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

74	PIMCO LOW DURATION FUND

March 31, 2023

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class C-2	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $22,535.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$ 12,130	$ 17,463	$ (274)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO LOW DURATION FUND

March 31, 2023

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$14,883,340	$14,191,844	$1,494,861	$1,865,551

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	263,618	$2,441,398	291,663	$2,872,780

I-2	54,433	503,929	78,291	770,076

I-3	1,817	16,870	4,219	41,286

Administrative Class	1,073	9,868	671	6,589

Class A	11,056	102,010	16,639	163,862

Class C	1,005	9,250	744	7,268

Class C-2	66	610	26	257

Class R	4,752	44,286	3,726	36,628

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	15,473	$141,933	4,524	$44,343

I-2	2,486	22,882	1,545	15,144

I-3	119	1,090	43	421

Administrative Class	81	742	21	206

Class A	1,812	16,620	518	5,083

Class C	91	837	13	125

Class C-2	1	11	0	0

Class R	251	2,300	33	321

Cost of shares redeemed

Institutional Class	(335,647)	(3,093,758)	(209,547)	(2,056,337)

I-2	(206,777)	(1,925,871)	(56,884)	(558,172)

I-3	(5,282)	(49,011)	(2,000)	(19,525)

Administrative Class	(1,320)	(12,119)	(1,809)	(17,820)

Class A	(32,365)	(298,540)	(35,520)	(349,511)

Class C	(2,484)	(22,935)	(2,769)	(27,255)

Class C-2	(39)	(362)	(7)	(73)

Class R	(7,481)	(68,745)	(2,720)	(26,664)

Net increase (decrease) resulting from Fund share transactions	(233,261)	$(2,156,705)	91,420	$909,032

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 16% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

78	PIMCO LOW DURATION FUND

March 31, 2023

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO Low Duration Fund	$25,566	$0	$(235,846)	$(1,721)	$(765,254)	$0	$0	$(977,255)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2023	79

Notes to Financial Statements (Cont.)

March 31, 2023

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Low Duration Fund	$406,942	$358,312

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Low Duration Fund	$7,503,358	$107,903	$(344,183)	$(236,280)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Fund	$202,463	$0	$0	$50,221	$0	$21,325

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO LOW DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MSC	Morgan Stanley & Co. LLC.
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
MBC	HSBC Bank Plc

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRINDX	Secured Overnight Financing Rate Index
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

82	PIMCO LOW DURATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Low Duration Fund	0.00%	0.00%	$202,463	$0	$146,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Low Duration Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

ANNUAL REPORT	MARCH 31, 2023	85

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.

86	PIMCO LOW DURATION FUND

(Unaudited)

†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	87

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

88	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	89

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

90	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3014AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Real Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO REAL RETURN FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Real Return Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on

6	PIMCO REAL RETURN FUND

as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Real Return Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

8	PIMCO REAL RETURN FUND

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Real Return Fund (Cont.)

shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO REAL RETURN FUND

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	(6.38)%	2.93%	1.32%	5.23%
PIMCO Real Return Fund I-2	(6.48)%	2.83%	1.22%	5.13%
PIMCO Real Return Fund I-3	(6.52)%	2.78%	1.17%	5.08%
PIMCO Real Return Fund Administrative Class	(6.62)%	2.68%	1.07%	4.96%
PIMCO Real Return Fund Class A	(6.76)%	2.52%	0.92%	4.79%
PIMCO Real Return Fund Class A (adjusted)	(10.26)%	1.74%	0.54%	4.67%
PIMCO Real Return Fund Class C	(7.23)%	2.01%	0.42%	4.27%
PIMCO Real Return Fund Class C (adjusted)	(8.10)%	2.01%	0.42%	4.27%
PIMCO Real Return Fund Class R	(6.99)%	2.27%	0.67%	4.52%
Bloomberg U.S. TIPS Index	(6.06)%	2.94%	1.49%	4.81%
Lipper Inflation-Protected Bond Funds Average	(5.04)%	2.59%	1.05%	4.02%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.87% for Class A shares, 1.37% for Class C shares, and 1.12% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	11

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	72.1%
Asset-Backed Securities	9.5%
Sovereign Issues	7.7%
U.S. Government Agencies	5.2%
Corporate Bonds & Notes	3.3%
Non-Agency Mortgage-Backed Securities	1.4%
Short-Term Instruments‡	0.7%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as U.S. TIPS posted negative returns.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, specifically overweight exposure in the fourth quarter of 2022, as U.S. BEI spreads widened during that period.

»	Curve positioning in eurozone BEI, specifically overweight exposure to front-end maturities relative to underweight exposure to longer-term maturities, contributed to relative performance, as front-end maturities rose relative to longer-term maturities, specifically in the first half of the period.
»	Underweight exposure to U.K. BEI contributed to relative performance, as U.K. BEI moved lower.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Underweight exposure to Japanese interest rates, specifically a larger underweight exposure to intermediate maturities in March 2023 relative to earlier in the period, detracted from relative performance, as Japanese interest rates declined in March 2023.

»	Exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

12	PIMCO REAL RETURN FUND

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,057.70	$3.59	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	1,057.20	4.10	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	1,056.90	4.36	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,056.40	4.87	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,055.60	5.64	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,053.00	8.19	1,000.00	1,016.95	8.05	1.60
Class R	1,000.00	1,054.30	6.91	1,000.00	1,018.20	6.79	1.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2023	13

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO REAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(C)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2023	$11.78	$0.66	$(1.40)	$(0.74)	$(0.75)	$(0.04)	$0.00	$(0.79)

03/31/2022	12.06	0.75	(0.28)	0.47	(0.75)	0.00	0.00	(0.75)

03/31/2021	11.29	0.17	0.93	1.10	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	0.00	(0.26)

I-2

03/31/2023	11.78	0.70	(1.45)	(0.75)	(0.74)	(0.04)	0.00	(0.78)

03/31/2022	12.06	0.74	(0.28)	0.46	(0.74)	0.00	0.00	(0.74)

03/31/2021	11.29	0.16	0.93	1.09	(0.32)	0.00	0.00	(0.32)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

I-3

03/31/2023	11.78	0.67	(1.43)	(0.76)	(0.73)	(0.04)	0.00	(0.77)

03/31/2022	12.06	0.72	(0.27)	0.45	(0.73)	0.00	0.00	(0.73)

03/31/2021	11.29	0.18	0.90	1.08	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

03/31/2023	11.78	0.65	(1.42)	(0.77)	(0.72)	(0.04)	0.00	(0.76)

03/31/2022	12.06	0.77	(0.33)	0.44	(0.72)	0.00	0.00	(0.72)

03/31/2021	11.29	0.15	0.92	1.07	(0.30)	0.00	0.00	(0.30)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

Class A

03/31/2023	11.78	0.64	(1.43)	(0.79)	(0.70)	(0.04)	0.00	(0.74)

03/31/2022	12.06	0.70	(0.28)	0.42	(0.70)	0.00	0.00	(0.70)

03/31/2021	11.29	0.12	0.93	1.05	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	0.00	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

Class C

03/31/2023	11.78	0.59	(1.43)	(0.84)	(0.65)	(0.04)	0.00	(0.69)

03/31/2022	12.06	0.64	(0.28)	0.36	(0.64)	0.00	0.00	(0.64)

03/31/2021	11.29	0.03	0.96	0.99	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.25	(6.38)%	$6,773,169	0.67%		0.67%		0.45%		0.45%		6.24%		71%

11.78	3.86	7,725,995	0.47		0.47		0.45		0.45		6.18		104

12.06	9.75	7,164,153	0.47		0.47		0.45		0.45		1.42		225

11.29	5.61	5,522,909	0.53		0.53		0.45		0.45		2.57		314

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.25	(6.48)	1,085,452	0.77		0.77		0.55		0.55		6.59		71

11.78	3.75	1,693,296	0.57		0.57		0.55		0.55		6.03		104

12.06	9.64	1,202,563	0.57		0.57		0.55		0.55		1.34		225

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.25	(6.52)	36,048	0.82		0.87		0.60		0.65		6.32		71

11.78	3.70	47,216	0.62		0.67		0.60		0.65		5.90		104

12.06	9.58	27,902	0.62		0.67		0.60		0.65		1.47		225

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

10.25	(6.62)	316,258	0.92		0.92		0.70		0.70		6.17		71

11.78	3.60	382,874	0.72		0.72		0.70		0.70		6.29		104

12.06	9.47	836,823	0.72		0.72		0.70		0.70		1.24		225

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.25	(6.76)	1,424,744	1.07		1.07		0.85		0.85		6.09		71

11.78	3.44	1,825,061	0.87		0.87		0.85		0.85		5.76		104

12.06	9.31	1,794,767	0.87		0.87		0.85		0.85		0.97		225

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.25	(7.23)	94,406	1.57		1.57		1.35		1.35		5.61		71

11.78	2.93	123,275	1.37		1.37		1.35		1.35		5.22		104

12.06	8.75	74,017	1.37		1.37		1.35		1.35		0.21		225

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(C)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2023	$11.78	$0.60	$(1.41)	$(0.81)	$(0.68)	$(0.04)	$0.00	$(0.72)

03/31/2022	12.06	0.67	(0.28)	0.39	(0.67)	0.00	0.00	(0.67)

03/31/2021	11.29	0.09	0.93	1.02	(0.25)	0.00	0.00	(0.25)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	0.00	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.25	(6.99)%	$211,686	1.32%	1.32%	1.10%	1.10%	5.71%	71%

11.78	3.19	247,703	1.12	1.12	1.10	1.10	5.51	104

12.06	9.04	241,998	1.12	1.12	1.10	1.10	0.73	225

11.29	4.93	226,195	1.18	1.18	1.10	1.10	1.96	314

10.91	1.88	241,378	1.63	1.63	1.10	1.10	1.52	254

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$10,463,959
Investments in Affiliates	67,967

Financial Derivative Instruments
Exchange-traded or centrally cleared	19,703
Over the counter	47,975
Deposits with counterparty	9,622
Foreign currency, at value	22,962
Receivable for investments sold	120,771
Receivable for investments sold on a delayed-delivery basis	2,273
Receivable for TBA investments sold	266,098
Receivable for Fund shares sold	9,615
Interest and/or dividends receivable	36,075
Dividends receivable from Affiliates	401
Reimbursement receivable from PIMCO	2

Total Assets	11,067,423

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$256,824
Payable for short sales	269

Financial Derivative Instruments
Exchange-traded or centrally cleared	16,847
Over the counter	60,410
Payable for investments in Affiliates purchased	401
Payable for TBA investments purchased	737,442
Deposits from counterparty	24,955
Payable for Fund shares redeemed	21,872
Distributions payable	1,699
Accrued investment advisory fees	2,252
Accrued supervisory and administrative fees	2,139
Accrued distribution fees	161
Accrued servicing fees	389

Total Liabilities	1,125,660

Net Assets	$9,941,763

Net Assets Consist of:

Paid in capital	$11,275,521
Distributable earnings (accumulated loss)	(1,333,758)

Net Assets	$9,941,763

Cost of investments in securities	$11,320,000
Cost of investments in Affiliates	$67,969
Cost of foreign currency held	$27,240
Proceeds received on short sales	$269
Cost or premiums of financial derivative instruments, net	$(9,475)

* Includes repurchase agreements of:	$390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$6,773,169
I-2	1,085,452
I-3	36,048
Administrative Class	316,258
Class A	1,424,744
Class C	94,406
Class R	211,686

Shares Issued and Outstanding:

Institutional Class	660,553
I-2	105,858
I-3	3,515
Administrative Class	30,843
Class A	138,947
Class C	9,207
Class R	20,645

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.25
I-2	10.25
I-3	10.25
Administrative Class	10.25
Class A	10.25
Class C	10.25
Class R	10.25

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$744,555
Dividends	2,600
Dividends from Investments in Affiliates	1,177
Total Income	748,332

Expenses:

Investment advisory fees	26,656
Supervisory and administrative fees	25,614
Distribution and/or servicing fees - Administrative Class	845
Distribution and/or servicing fees - Class A	3,950
Distribution and/or servicing fees - Class C	806
Distribution and/or servicing fees - Class R	1,116
Trustee fees	63
Interest expense	23,690
Miscellaneous expense	3
Total Expenses	82,743
Waiver and/or Reimbursement by PIMCO	(21)
Net Expenses	82,722

Net Investment Income (Loss)	665,610

Net Realized Gain (Loss):

Investments in securities	(386,776)
Investments in Affiliates	(148)
Exchange-traded or centrally cleared financial derivative instruments	306,554
Over the counter financial derivative instruments	75,574
Short sales	(24)
Foreign currency	(4,507)

Net Realized Gain (Loss)	(9,327)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,216,628)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(163,654)
Over the counter financial derivative instruments	(34,251)
Foreign currency assets and liabilities	2,620

Net Change in Unrealized Appreciation (Depreciation)	(1,411,915)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(755,632)

* Foreign tax withholdings	$30

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$665,610	$736,805
Net realized gain (loss)	(9,327)	197,340
Net change in unrealized appreciation (depreciation)	(1,411,915)	(506,946)

Net Increase (Decrease) in Net Assets Resulting from Operations	(755,632)	427,199

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(516,401)	(474,607)
I-2	(101,474)	(90,188)
I-3	(3,120)	(2,453)
Administrative Class	(24,391)	(43,765)
Class A	(112,484)	(106,029)
Class C	(7,136)	(5,140)
Class R	(15,127)	(13,680)

Total Distributions(a)	(780,133)	(735,862)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(567,892)	1,011,860

Total Increase (Decrease) in Net Assets	(2,103,657)	703,197

Net Assets:

Beginning of year	12,045,420	11,342,223
End of year	$9,941,763	$12,045,420

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2023 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(755,632)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(9,393,954)
Proceeds from sales of long-term securities	12,709,248
(Purchases) Proceeds from sales of short-term portfolio investments, net	94,436
(Increase) decrease in deposits with counterparty	2,666
(Increase) decrease in receivable for investments sold	2,018,138
(Increase) decrease in interest and/or dividends receivable	(3,068)
(Increase) decrease in dividends receivable from Affiliates	(387)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	122,335
Proceeds from (Payments on) over the counter financial derivative instruments	72,005
Increase (decrease) in payable for investments purchased	(355,723)
Increase (decrease) in deposits from counterparty	(22,983)
Increase (decrease) in accrued investment advisory fees	(331)
Increase (decrease) in accrued supervisory and administrative fees	(364)
Increase (decrease) in accrued distribution fees	(27)
Increase (decrease) in accrued servicing fees	(84)
Proceeds from (Payments on) short sales transactions, net	(38,760)
Proceeds from (Payments on) foreign currency transactions	(1,833)
Net Realized (Gain) Loss
Investments in securities	386,776
Investments in Affiliates	148
Exchange-traded or centrally cleared financial derivative instruments	(306,554)
Over the counter financial derivative instruments	(75,574)
Short sales	24
Foreign currency	4,507
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,216,628
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	163,654
Over the counter financial derivative instruments	34,251
Foreign currency assets and liabilities	(2,620)
Net amortization (accretion) on investments	104,890
Net Cash Provided by (Used for) Operating Activities	5,971,814

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	3,209,342
Payments on shares redeemed	(4,505,475)
Increase (decrease) in overdraft due to custodian	(159)
Cash distributions paid*	(66,740)
Proceeds from reverse repurchase agreements	215,743,208
Payments on reverse repurchase agreements	(220,412,253)
Proceeds from sale-buyback transactions	5,330,553
Payments on sale-buyback transactions	(5,349,227)
Net Cash Received from (Used for) Financing Activities	(6,050,751)

Net Increase (Decrease) in Cash and Foreign Currency	(78,937)

Cash and Foreign Currency:

Beginning of year	101,899
End of year	$22,962
* Reinvestment of distributions	$718,567

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$23,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

CORPORATE BONDS & NOTES 3.5%

BANKING & FINANCE 3.5%

Aviation Capital Group LLC
4.375% due 01/30/2024		$100	$97

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		143	121

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	1,400	1,455

Credit Suisse Group AG
0.650% due 01/14/2028 •		600	541
1.000% due 06/24/2027 •		500	470
2.125% due 11/15/2029 •	GBP	100	98
2.875% due 04/02/2032 •	EUR	100	91
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		1,240	1,254
7.000% due 09/30/2027 •	GBP	300	372
7.750% due 03/01/2029 •	EUR	1,000	1,188

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	43,188	4,863
1.000% due 10/01/2050		58,696	6,351
1.000% due 10/01/2053		77,753	7,770
1.500% due 10/01/2053		135,305	14,658
2.500% due 10/01/2047		7	1

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(d)(e)	EUR	700	688

NatWest Group PLC
4.519% due 06/25/2024 •		$6,900	6,867
6.684% (US0003M + 1.550%) due 06/25/2024 ~		10,700	10,692

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023		100	99

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	17,626	1,987
1.000% due 10/01/2050		175,439	19,012
1.000% due 10/01/2053		13	1
1.500% due 10/01/2053		182,684	19,406
2.000% due 10/01/2053		8,896	1,042
2.500% due 10/01/2047		3	0

Nykredit Realkredit AS
0.500% due 10/01/2043		128,348	14,400
1.000% due 10/01/2050		792,911	85,524
1.000% due 10/01/2053		46,303	4,937
1.500% due 10/01/2053		590,420	63,813
2.500% due 10/01/2047		20	3

Realkredit Danmark AS
1.000% due 10/01/2050		344,615	37,163
1.000% due 10/01/2053		30,171	3,221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2053	DKK	27,202	$3,021
2.500% due 04/01/2047		9	1

UniCredit SpA
7.830% due 12/04/2023		$37,100	37,444

			348,651

INDUSTRIALS 0.0%

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,154	1,153

VMware, Inc.
3.900% due 08/21/2027		1,900	1,820

			2,973

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024		300	290

Total Corporate Bonds & Notes (Cost $471,209)			351,914

U.S. GOVERNMENT AGENCIES 5.5%

Fannie Mae
2.525% due 02/01/2032 •		4	3
2.840% due 11/01/2033 •		14	13
2.884% due 02/01/2034 •		4	4
2.893% due 10/01/2033 •		2	2
3.544% due 04/01/2033 •		66	67
3.610% due 04/01/2035 •		19	19
3.777% due 05/25/2035 ~		5	5
3.850% due 05/01/2035 •		5	5
3.992% due 06/01/2043 •		11	11
3.993% due 09/01/2044 - 10/01/2044 •		307	293
4.148% due 12/01/2036 •		6	6
4.677% due 07/25/2037 •		130	127
4.747% due 03/25/2036 •		44	43
5.071% due 12/25/2036 •		37	37
5.136% due 09/01/2034 •		4	4
5.195% due 07/25/2037 - 05/25/2042 •		86	85
5.258% due 04/01/2027 •		6	6
5.285% due 05/25/2036 •		19	19
5.290% due 02/25/2037 •		103	101
5.765% due 04/01/2032 •		9	9
6.500% due 06/25/2028		9	9

Freddie Mac
3.087% due 06/01/2033 •		59	58
3.757% due 09/01/2036 •		14	14
3.928% due 10/01/2036 •		17	17
4.302% due 01/01/2034 •		40	39
4.338% due 01/01/2034 - 02/25/2045 •		435	426

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.538% due 07/25/2044 ~	$58	$55
5.034% due 01/15/2047 •	2,496	2,412
5.105% due 08/25/2031 •	75	75
5.125% due 09/25/2031 •	171	170
5.568% due 07/01/2036 •	39	39
6.500% due 01/25/2028	3	3
7.000% due 10/15/2030	9	10

Ginnie Mae
2.625% due 07/20/2035 •	6	5
2.750% due 12/20/2035 •	156	153
3.858% due 08/20/2068 •	9,432	9,185
5.455% due 01/20/2060 •	6,370	6,367
5.459% due 10/20/2072 •	13,302	13,244

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 04/01/2050	34,111	33,103

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053 - 05/01/2053	258,330	247,126
4.500% due 05/01/2053	170,500	167,108
6.500% due 04/01/2053	63,600	65,583

Total U.S. Government Agencies (Cost $543,765)		546,060

U.S. TREASURY OBLIGATIONS 76.4%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2024	172,015	168,676
0.125% due 10/15/2024 (i)	74,467	72,741
0.125% due 04/15/2025 (i)	97,656	94,630
0.125% due 10/15/2025 (k)	126,278	122,362
0.125% due 04/15/2026	90,916	87,268
0.125% due 07/15/2026	129,471	124,745
0.125% due 10/15/2026 (g)	189,440	181,953
0.125% due 04/15/2027	62,527	59,578
0.125% due 01/15/2030	326,576	304,523
0.125% due 07/15/2030	364,336	339,212
0.125% due 01/15/2031	347,503	321,389
0.125% due 07/15/2031	426,789	393,356
0.125% due 01/15/2032	257,179	235,093
0.125% due 02/15/2051	111,604	77,429
0.125% due 02/15/2052 (k)	52,563	36,561
0.250% due 01/15/2025 (i)	103,214	100,728
0.250% due 07/15/2029	314,126	297,801
0.250% due 02/15/2050	95,961	69,724
0.375% due 07/15/2023 (i)	149,963	150,407
0.375% due 07/15/2025 (i)(k)	62,176	60,828
0.375% due 01/15/2027	68,558	66,094
0.375% due 07/15/2027	51,425	49,694
0.500% due 04/15/2024	35,830	35,255
0.500% due 01/15/2028 (i)(k)	386,696	373,347
0.625% due 01/15/2024 (i)	40,043	39,706
0.625% due 01/15/2026 (i)	32,566	31,846
0.625% due 07/15/2032	272,298	260,305
0.625% due 02/15/2043	73,691	62,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 07/15/2028	$85,975	$84,342
0.750% due 02/15/2042	209,288	183,004
0.750% due 02/15/2045	187,543	159,953
0.875% due 01/15/2029	246,006	241,808
0.875% due 02/15/2047	168,843	146,386
1.000% due 02/15/2046	208,491	186,716
1.000% due 02/15/2048	61,276	54,655
1.000% due 02/15/2049	41,988	37,402
1.375% due 02/15/2044	336,434	326,298
1.625% due 10/15/2027 (i)	85,759	87,466
1.750% due 01/15/2028	272,890	279,318
2.000% due 01/15/2026	154,854	157,131
2.125% due 02/15/2040	111,971	123,757
2.125% due 02/15/2041	121,298	134,055
2.375% due 01/15/2025	239,507	242,440
2.375% due 01/15/2027 (i)(k)	2,562	2,656
2.500% due 01/15/2029	104,354	111,781
3.375% due 04/15/2032 (k)	13,149	15,563
3.625% due 04/15/2028	450,422	503,011
3.875% due 04/15/2029	260,463	300,201

Total U.S. Treasury Obligations (Cost $8,227,117)		7,595,487

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Adjustable Rate Mortgage Trust
3.439% due 10/25/2035 ^~	122	115
4.702% due 08/25/2035 ~	64	62

Alliance Bancorp Trust
5.325% due 07/25/2037 •	3,323	2,775

American Home Mortgage Assets Trust
5.035% due 05/25/2046 ^•	250	200
5.055% due 10/25/2046 •	4,414	2,376

Banc of America Funding Trust
3.827% due 01/20/2047 ~	2,681	2,232
4.412% due 01/20/2047 ^~	85	76
5.753% due 10/25/2036 ^þ	91	80
6.337% due 01/25/2037 ^þ	87	77
6.388% due 04/25/2037 ^þ	69	60

Banc of America Mortgage Trust
3.841% due 11/25/2035 ^~	256	221
3.933% due 07/25/2035 ^~	134	120

BCAP LLC Trust
0.541% due 04/26/2036 ~	1,354	1,133
5.185% due 01/25/2037 ^•	776	693

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~	37	34
3.564% due 07/25/2036 ^~	510	439
3.620% due 05/25/2047 ^~	403	353
3.914% due 01/25/2034 ~	77	72
4.036% due 11/25/2034 ~	27	25
4.082% due 01/25/2034 ~	254	243
4.107% due 10/25/2035 ~	188	176
4.238% due 02/25/2034 ~	220	198
4.594% due 02/25/2036 ^~	81	71

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~	$215	$140
3.672% due 09/25/2047 ^~	2,852	1,455
3.690% due 08/25/2036 ^~	360	245
3.722% due 11/25/2036 ~	550	307
3.942% due 05/25/2035 ~	21	19
3.964% due 09/25/2035 ^~	40	24

BSST Mortgage Trust
6.128% due 02/15/2037 ~	3,200	2,962

Chase Mortgage Finance Trust
3.848% due 02/25/2037 ~	30	27
3.861% due 12/25/2035 ^~	101	91
3.949% due 02/25/2037 ~	14	13

ChaseFlex Trust
5.345% due 06/25/2035 •	173	54

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.025% due 07/25/2036 ~	171	148

CIM Trust
5.617% due 02/25/2049 •	143	137

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	164	110

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •	31	30
3.748% due 07/25/2046 ^~	390	344
3.890% due 09/25/2037 ^~	135	115
3.950% due 05/25/2035 •	36	33
4.322% due 03/25/2034 ~	51	46

Countrywide Alternative Loan Trust
3.973% due 02/25/2037 ^~	1,203	999
4.138% due 12/25/2035 •	432	346
4.941% due 02/20/2047 ^•	44	33
4.956% due 12/20/2046 ^•	2,581	2,058
4.971% due 07/20/2046 ^~	2,417	1,848
5.000% due 07/25/2035	87	53
5.181% due 03/20/2046 •	105	81
5.418% due 11/20/2035 •	221	198
5.500% due 10/25/2035 ^•	73	49
5.500% due 11/25/2035 ^	17	14
5.750% due 05/25/2036	969	412
6.000% due 01/25/2037 ^	3,045	1,757
6.000% due 02/25/2037 ^	61	28
6.000% due 04/25/2037	1,047	898
6.500% due 08/25/2032	21	21

Countrywide Home Loan Mortgage Pass-Through Trust
3.521% due 02/25/2047 ^~	111	94
3.737% due 04/20/2036 ^~	4	3
3.753% due 11/25/2037 ~	1,024	910
3.786% due 11/25/2034 ~	5	4
3.805% due 03/25/2037 ^~	85	73
3.832% due 10/20/2035 ~	9,692	8,827
3.914% due 02/20/2036 ^~	22	17
4.021% due 04/25/2035 ^~	36	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.249% due 01/20/2035 ~		$18	$17
5.425% due 04/25/2035 •		210	185
5.485% due 03/25/2035 •		5	5
5.500% due 11/25/2035 ^		73	43
5.500% due 04/25/2038		93	90
6.000% due 04/25/2036		1,214	675
6.000% due 03/25/2037 ^		3,461	1,770

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~		3	2

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		355	96

Credit Suisse Mortgage Capital Trust
1.841% due 10/25/2066 ~		8,354	7,241

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.910% due 10/25/2035 ~		7	7

First Horizon Alternative Mortgage Securities Trust
4.863% due 06/25/2034 ~		190	174
5.096% due 09/25/2034 ~		36	32
6.000% due 02/25/2037 ^		669	296
6.250% due 08/25/2037 ^		147	66

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		209	142

Great Hall Mortgages PLC
4.420% due 03/18/2039 •	GBP	152	185
4.440% due 06/18/2038 •		95	116

GreenPoint Mortgage Funding Trust
5.285% due 06/25/2045 •		$338	308

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	98	101

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		$1,900	1,892

GSR Mortgage Loan Trust
3.651% due 07/25/2035 ~		71	64
3.709% due 11/25/2035 ~		14	13
3.822% due 04/25/2035 ~		27	23
3.912% due 11/25/2035 ~		85	82
3.968% due 11/25/2035 ^~		254	208

HarborView Mortgage Loan Trust
3.986% due 01/19/2035 ~		155	139
4.499% due 04/19/2034 ~		51	46
4.951% due 09/19/2037 •		139	118
5.201% due 05/19/2035 •		3	3
5.241% due 03/19/2036 ^•		385	334
5.261% due 01/19/2036 •		1,007	617
5.381% due 11/19/2035 •		257	193
5.441% due 06/20/2035 •		145	127

HomeBanc Mortgage Trust
3.099% due 04/25/2037 ^~		445	393

Impac CMB Trust
5.745% due 10/25/2033 •		4	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDA Mortgage Loan Trust
3.106% due 11/25/2035 ^~	$131	$95
3.377% due 08/25/2036 ~	278	215
3.700% due 11/25/2035 ^~	3	2

IndyMac INDB Mortgage Loan Trust
5.445% due 11/25/2035 ^•	123	73

IndyMac INDX Mortgage Loan Trust
2.866% due 01/25/2036 ^~	42	38
3.164% due 06/25/2036 ~	152	116
3.291% due 10/25/2035 ~	93	72
3.465% due 08/25/2035 ~	107	83
3.465% due 08/25/2035 ^~	85	67
3.834% due 12/25/2034 ~	35	33
3.992% due 10/25/2034 ~	234	218
5.085% due 07/25/2036 •	537	484
5.145% due 06/25/2037 ^•	268	103
5.245% due 06/25/2046 •	936	721
5.405% due 07/25/2035 ~	222	158

JP Morgan Alternative Loan Trust
5.305% due 03/25/2036 •	1,608	1,491
5.305% due 12/25/2036 •	11,746	10,135
6.000% due 12/27/2036	109	61

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •	3,234	3,087

JP Morgan Mortgage Trust
3.472% due 06/25/2036 ^~	15	11
3.547% due 10/25/2035 ^~	59	46
3.577% due 06/25/2035 ~	1	1
3.676% due 08/25/2035 ~	56	51
3.702% due 07/25/2035 ~	39	38
3.757% due 07/25/2035 ~	45	41
3.799% due 04/25/2035 ~	2	2
3.902% due 11/25/2035 ^~	105	85
4.183% due 07/25/2035 ~	12	11
4.207% due 08/25/2035 ~	103	95

Lehman XS Trust
5.205% due 12/25/2036 •	871	814
5.345% due 08/25/2037 •	2,128	1,893

Luminent Mortgage Trust
5.205% due 12/25/2036 ^•	219	195

MASTR Adjustable Rate Mortgages Trust
2.919% due 12/25/2033 ~	178	157
3.480% due 12/25/2033 ~	7	6
3.866% due 11/21/2034 ~	107	99
5.055% due 04/25/2046 •	783	666

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	918	96

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	31	29
5.424% due 09/15/2030 •	15	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •		$49	$46
5.164% due 06/15/2030 •		24	23
5.267% due 10/20/2029 •		24	24
5.544% due 08/15/2032 •		68	60

Merrill Lynch Mortgage Investors Trust
3.676% due 12/25/2034 ~		143	131
3.684% due 06/25/2037 ~		127	114
3.821% due 02/25/2034 ~		458	411
3.859% due 05/25/2036 ~		35	31
3.909% due 09/25/2035 ^~		59	47
3.955% due 02/25/2033 ~		316	287
4.197% due 02/25/2035 ~		127	117
5.345% due 11/25/2035 •		166	152
5.643% due 03/25/2030 ~		12	10
5.843% due 11/25/2029 •		4	4

Morgan Stanley Mortgage Loan Trust
6.201% due 02/25/2047 þ		183	71

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		18,843	17,589
4.500% due 05/25/2058 ~		2,603	2,442

New York Mortgage Trust
3.866% due 05/25/2036 ^~		67	56

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.077% due 02/25/2036 ^~		56	47
5.820% due 03/25/2047 þ		194	185
6.138% due 03/25/2047 þ		180	172

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~		3,068	2,613
4.498% due 09/25/2045 •		90	78
5.145% due 08/25/2035 •		40	30
5.205% due 06/25/2046 •		2,476	566
5.405% due 12/25/2045 •		641	496

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		4,254	2,861
5.245% due 01/25/2046 ^•		56	17
5.500% due 06/25/2033		46	45
6.500% due 06/25/2037		1,782	455

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	9,266	11,431

Sequoia Mortgage Trust
5.161% due 07/20/2036 •		$416	352
5.215% due 05/20/2034 •		62	62
5.461% due 10/19/2026 ~		9	9
5.521% due 10/20/2027 •		11	10
5.561% due 10/20/2027 •		17	16
5.661% due 12/20/2032 •		18	16

Structured Adjustable Rate Mortgage Loan Trust
3.530% due 11/25/2035 ^~		40	35
3.636% due 09/25/2036 ^~		328	217
4.119% due 08/25/2035 ~		50	42
4.450% due 09/25/2035 ~		153	134

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.538% due 01/25/2035 ^•		$12	$10
4.798% due 04/25/2034 ~		2	2
5.165% due 10/25/2035 •		302	268
5.193% due 02/25/2034 ~		94	87
6.771% due 10/25/2037 ^•		165	141

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •		68	22
5.261% due 07/19/2035 •		305	272
5.265% due 04/25/2036 •		246	209
5.265% due 05/25/2036 •		1,392	909
5.305% due 02/25/2036 •		144	118
5.421% due 09/19/2032 •		42	40
5.421% due 10/19/2034 ~		23	22
5.461% due 03/19/2034 •		72	65
5.465% due 12/25/2035 ^•		119	89

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.494% due 01/25/2034 ~		1	1

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ		1,230	41

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	14,955	18,463

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~		$487	416
3.162% due 01/25/2037 ^~		691	596
3.233% due 06/25/2033 ~		131	120
3.348% due 05/25/2037 ^~		957	735
3.518% due 12/25/2036 ^~		463	393
3.519% due 02/27/2034 •		254	234
3.613% due 12/25/2046 ^•		1,082	901
3.652% due 02/25/2037 ^~		908	763
3.713% due 02/25/2037 ^~		193	171
3.768% due 12/25/2035 ~		186	166
3.791% due 08/25/2036 ^~		75	66
3.838% due 03/25/2047 ^•		2,475	2,056
3.847% due 09/25/2035 ~		105	92
3.857% due 12/25/2035 ~		16	15
3.908% due 05/25/2047 ~		370	289
3.914% due 12/25/2035 ~		872	800
4.066% due 03/25/2035 ~		32	30
4.118% due 06/25/2046 •		37	34
4.138% due 02/25/2046 •		292	254
4.287% due 03/25/2034 ~		27	26
4.338% due 11/25/2042 •		17	16
4.538% due 06/25/2042 •		28	25
5.425% due 07/25/2045 •		13	11
5.525% due 01/25/2045 •		395	358
5.645% due 10/25/2044 •		130	112
5.945% due 07/25/2044 •		474	430

Washington Mutual Mortgage Pass-Through Certificates Trust
4.108% due 05/25/2046 ^•		793	619
6.000% due 06/25/2037		4,389	3,336
6.500% due 08/25/2035		168	138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.330% due 12/28/2037 ~		$1,522	$1,308
4.479% due 10/25/2036 ~		11	10
4.637% due 04/25/2036 ~		359	332

Total Non-Agency Mortgage-Backed Securities (Cost $168,128)			151,407

ASSET-BACKED SECURITIES 10.1%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		8,300	8,163

ACAS CLO Ltd.
5.685% due 10/18/2028 •		4,918	4,862

ACE Securities Corp. Home Equity Loan Trust
5.535% due 05/25/2035 •		288	288
6.645% due 10/25/2032 •		1	1
6.645% due 06/25/2034 •		8	9

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	1,800	1,898

Aegis Asset-Backed Securities Trust
5.490% due 12/25/2035 •		$2,301	2,143

Allegro CLO Ltd.
5.957% due 10/16/2031 ~		2,800	2,767

ALME Loan Funding Designated Activity Co.
3.038% due 04/15/2032 •	EUR	667	706

American Money Management Corp. CLO Ltd.
5.809% due 11/10/2030 •		$5,173	5,117
5.848% due 04/25/2031 •		4,500	4,455

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.775% due 05/25/2035 •		964	943

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		8,438	8,348
5.932% due 07/15/2032 •		400	394
5.955% due 07/22/2032 •		1,000	980

Apidos CLO
5.695% due 07/18/2029 •		4,000	3,966
5.722% due 07/17/2030 •		10,900	10,771
5.758% due 10/20/2030 •		1,200	1,184

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	1,300	1,383
3.198% due 07/15/2032 •		2,000	2,121

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		$6,100	6,018

Ares CLO Ltd.
5.842% due 01/15/2032 •		4,000	3,941
5.845% due 04/18/2031 ~		800	790
5.865% due 04/22/2031 •		1,800	1,773

Ares European CLO DAC
2.898% due 04/15/2030 •	EUR	4,684	4,984
3.068% due 10/15/2031 •		5,900	6,250

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
5.145% due 07/25/2036 •		$2,827	$2,442
5.165% due 05/25/2036 •		1,143	284
5.325% due 05/25/2035 •		1,332	1,190

Armada Euro CLO DAC
3.008% due 07/15/2031 •	EUR	3,100	3,279

Asset-Backed Funding Certificates Trust
5.545% due 06/25/2034 ~		$2,280	2,144

Atlas Senior Loan Fund Ltd.
5.882% due 01/15/2031 •		1,375	1,360

Babson CLO Ltd.
5.798% due 01/20/2031 •		3,600	3,568

Barings CLO Ltd.
5.742% due 04/15/2031 •		26,100	25,804
5.878% due 01/20/2032 •		3,370	3,327

Bastille Euro CLO DAC
3.438% due 01/15/2034 ~	EUR	1,000	1,055

BDS Ltd.
6.556% due 03/19/2039 •		$6,100	5,978

Bear Stearns Asset-Backed Securities Trust
5.365% due 10/25/2036 •		18	18

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		6,771	6,702
5.822% due 01/17/2032 •		3,050	3,004
5.872% due 07/15/2032 ~		800	787

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		5,100	5,008

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	1,049	1,119

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		9,300	9,800
3.138% due 07/15/2030 •		5,605	5,961
3.857% due 12/15/2032 ~		2,400	2,530

BlueMountain CLO Ltd.
5.872% due 07/15/2031 •		$5,300	5,240

BlueMountain Fuji Eur CLO V DAC
3.198% due 01/15/2033 •	EUR	900	943

Bosphorus CLO DAC
3.958% due 12/12/2032 •		2,750	2,901

Cairn CLO DAC
3.068% due 10/15/2031 •		4,300	4,563

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		$5,800	5,797

Carlyle Global Market Strategies CLO Ltd.
5.762% due 04/17/2031 •		997	986
5.819% due 08/14/2030 •		10,275	10,164
5.865% due 07/27/2031 •		1,984	1,959
5.895% due 04/22/2032 •		2,000	1,966
6.148% due 07/20/2032 •		1,000	988

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •	EUR	6,660	7,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$5,300	$5,218
5.972% due 01/15/2030 •		2,500	2,484

Carrington Mortgage Loan Trust
5.325% due 06/25/2036 •		4,627	4,348
5.445% due 01/25/2036 •		1,877	1,785
5.812% due 04/17/2031 ~		1,000	985
5.928% due 04/20/2032 ~		1,500	1,476
6.058% due 07/20/2030 •		3,040	3,017

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		9,681	9,575

Cedar Funding CLO Ltd.
5.892% due 07/17/2031 •		2,600	2,564

CIFC European Funding CLO DAC
3.338% due 01/15/2034 •	EUR	2,300	2,417

CIFC Funding Ltd.
5.766% due 10/24/2030 •		$12,207	12,062
5.825% due 04/23/2029 •		2,450	2,431
5.895% due 07/18/2031 •		1,300	1,282
5.992% due 10/17/2031 •		500	496

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		12,029	11,536

Citigroup Mortgage Loan Trust
5.305% due 12/25/2036 ~		2,897	1,912
5.340% due 10/25/2036 •		17,188	16,352
5.520% due 03/25/2037 •		1,907	1,859

Contego CLO DAC
3.033% due 01/23/2030 •	EUR	3,791	4,015

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		$9,547	8,902

Countrywide Asset-Backed Certificates Trust
4.311% due 11/25/2034 •		2,533	2,209
4.985% due 08/25/2037 ^•		160	138
5.035% due 11/25/2037 •		7,412	6,757
5.095% due 02/25/2036 •		599	537
5.585% due 08/25/2047 •		584	554
5.625% due 11/25/2034 •		255	240
5.805% due 04/25/2036 ^~		439	383

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •		13,439	13,422

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •		2,317	2,287
5.955% due 10/23/2031 •		998	981

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		164	34

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	15,000	15,867
3.434% due 08/15/2032 •		600	635
3.587% due 09/15/2031 •		700	739

Denali Capital CLO Ltd.
5.842% due 04/15/2031 •		$1,895	1,868

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden CLO Ltd.
5.765% due 04/18/2031 •		$1,900	$1,876
5.842% due 07/15/2031 •		1,200	1,185

Dryden Euro CLO DAC
2.948% due 04/15/2033 •	EUR	14,800	15,608
3.168% due 04/15/2034 •		900	935
3.308% due 01/17/2033 •		1,100	1,156
3.514% due 05/15/2034 •		9,600	10,177

Dryden Senior Loan Fund
5.812% due 04/15/2029 •		$12,766	12,692

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	1,600	1,689

Fidelity Grand Harbour CLO DAC
3.246% due 03/15/2032 •		4,474	4,733

First Franklin Mortgage Loan Trust
4.950% due 10/25/2036 •		$1,357	1,144
5.550% due 11/25/2036 •		13,418	12,767

Fremont Home Loan Trust
4.980% due 10/25/2036 •		2,117	1,764

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		6,100	5,980
5.865% due 01/21/2028 •		217	217

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		2,400	2,376

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		1,237	712

GSAMP Trust
4.985% due 12/25/2036 •		1,769	949
5.215% due 03/25/2047 •		3,000	2,237
5.820% due 03/25/2035 ^•		2,400	2,129

Halseypoint CLO Ltd.
6.252% due 11/30/2032 •		900	892

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	1,500	1,576
3.018% due 10/15/2030 •		1,485	1,582
3.022% due 10/20/2031 •		13,000	13,689
3.048% due 07/15/2031 •		2,000	2,110

Home Equity Asset Trust
4.424% due 02/25/2036 •		$9,418	9,018
5.460% due 04/25/2036 •		932	913

HSI Asset Securitization Corp. Trust
5.385% due 02/25/2036 •		1,426	1,398

ICG U.S. CLO Ltd.
5.875% due 04/21/2031 •		750	740

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		3,893	1,196

Invesco Euro CLO DAC
2.938% due 07/15/2031 •	EUR	1,000	1,057
3.208% due 07/15/2032 •		600	633

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		$206	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO DAC
2.938% due 04/15/2031 •	EUR	8,300	$8,730

KKR CLO Ltd.
5.742% due 07/15/2030 •		$6,084	6,016
5.972% due 01/15/2031 ~		2,600	2,580

Laurelin DAC
3.062% due 10/20/2031 •	EUR	4,700	4,989

LCM LP
5.808% due 07/20/2030 •		$3,680	3,634

LCM Ltd.
5.739% due 07/20/2030 •		2,865	2,823

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,948	2,831

Lehman XS Trust
4.907% due 06/25/2036 þ		3,612	3,436
5.165% due 05/25/2036 •		2,451	2,052
7.145% due 12/25/2037 •		9,760	9,551

LoanCore Issuer Ltd.
6.108% due 01/17/2037 •		11,600	11,243

M360 Ltd.
6.252% due 11/22/2038 •		1,900	1,874

Madison Park Euro Funding DAC
3.168% due 07/15/2035 ~	EUR	1,331	1,391

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$2,988	2,967
5.542% due 04/15/2029 •		4,769	4,705
5.645% due 04/22/2027 •		2,357	2,346
5.788% due 04/25/2029 •		1,471	1,455

Magnetite Ltd.
5.744% due 11/15/2028 •		6,935	6,871

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	2,055	2,194
3.354% due 05/15/2031 •		699	743
3.647% due 12/15/2031 •		8,595	9,098

Marathon Static CLO Ltd.
6.859% due 07/20/2030 •		$4,063	4,071

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		6,442	6,365

Merrill Lynch Mortgage Investors Trust
5.005% due 09/25/2037 •		71	16
5.085% due 02/25/2037 •		107	32
5.145% due 11/25/2037 •		9,839	3,484

MF1 LLC
6.906% due 06/19/2037 •		13,500	13,377

MF1 Ltd.
5.809% due 07/16/2036 •		2,000	1,957
5.841% due 10/16/2036 •		2,300	2,229

MidOcean Credit CLO
5.832% due 01/29/2030 •		4,812	4,775
5.918% due 07/19/2028 •		266	266
5.965% due 02/20/2031 ~		6,100	5,994

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
5.065% due 10/25/2036 •		$1,570	$701
5.075% due 10/25/2036 •		116	57
5.185% due 03/25/2037 •		434	195
5.895% due 06/25/2035 ^•		6,500	5,809

Morgan Stanley Dean Witter Capital, Inc. Trust
6.195% due 02/25/2033 •		290	284

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		106	55
6.000% due 02/25/2037 ^~		83	52

New Century Home Equity Loan Trust
5.610% due 02/25/2035 •		736	686

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.280% due 03/25/2036 •		1,986	1,940

NovaStar Mortgage Funding Trust
5.185% due 11/25/2036 •		1,289	439
5.550% due 01/25/2036 •		667	663
5.925% due 06/25/2035 ~		928	921

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •	EUR	10,500	11,134

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		$3,450	3,378

OCP Euro CLO DAC
3.108% due 01/15/2032 •	EUR	790	842

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$4,800	4,708

Octagon Loan Funding Ltd.
6.095% due 11/18/2031 •		320	315

Option One Mortgage Loan Trust
5.085% due 04/25/2037 •		6,893	3,258

OSD CLO Ltd.
5.662% due 04/17/2031 •		2,462	2,421

OZLM Ltd.
5.772% due 10/17/2029 ~		6,611	6,521
5.968% due 07/20/2032 •		4,600	4,529
6.052% due 10/30/2030 •		5,075	5,033

Palmer Square CLO Ltd.
5.892% due 07/16/2031 •		2,600	2,569

Palmer Square European Loan Funding
3.993% due 04/12/2032 •	EUR	40,900	44,360

Palmer Square European Loan Funding DAC
3.338% due 10/15/2031 •		5,917	6,281

Palmer Square Loan Funding Ltd.
5.608% due 07/20/2029 •		$14,019	13,848
5.715% due 05/20/2029 •		317	315

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.580% due 09/25/2035 ~		2,229	2,117
5.775% due 05/25/2035 •		8,391	7,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.895% due 10/25/2034 •		$2,981	$2,911
6.570% due 02/25/2035 •		1,636	1,412

Rad CLO Ltd.
5.936% due 07/24/2032 •		2,500	2,452

Regatta Funding Ltd.
6.042% due 10/17/2030 •		13,067	12,973

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •		31,201	14,506

Residential Asset Securities Corp. Trust
5.325% due 08/25/2036 •		4,268	3,785

Romark CLO Ltd.
5.845% due 10/23/2030 •		7,100	7,026

Saranac CLO Ltd.
6.145% due 11/20/2029 ~		1,520	1,514
6.294% due 08/13/2031 •		1,500	1,484

Saxon Asset Securities Trust
2.024% due 05/25/2035 •		387	361
5.565% due 11/25/2037 •		1,915	1,523

Securitized Asset-Backed Receivables LLC Trust
5.165% due 07/25/2036 •		3,108	1,091

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	3,900	4,131

Signal Peak CLO Ltd.
5.928% due 04/25/2031 •		$1,650	1,635

SLM Student Loan Trust
5.718% due 07/25/2023 •		5,222	5,140
6.318% due 04/25/2023 •		22,554	22,488

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		4,958	4,921
5.798% due 07/25/2030 ~		9,019	8,898
5.805% due 01/23/2029 •		8,322	8,309
5.858% due 10/20/2028 •		6,131	6,114
5.945% due 04/18/2031 •		2,287	2,247
6.018% due 07/20/2032 •		7,700	7,556

Soundview Home Loan Trust
5.025% due 07/25/2037 •		3,029	2,556

St Paul’s CLO DAC
3.279% due 04/25/2030 •	EUR	3,887	4,150

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		$15,468	15,325

Stratus CLO Ltd.
5.708% due 12/28/2029 •		2,817	2,784
5.758% due 12/29/2029 •		7,655	7,573

Structured Asset Investment Loan Trust
5.550% due 03/25/2034 •		172	161

Structured Asset Securities Corp. Mortgage Loan Trust
5.145% due 04/25/2036 •		18,708	16,114
5.415% due 10/25/2036 ~		1,576	1,538
6.162% due 04/25/2035 •		50	49

Symphony CLO Ltd.
5.672% due 04/15/2028 •		675	672

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		$10,300	$10,094

TICP CLO Ltd.
5.648% due 04/20/2028 ~		756	756

Toro European CLO DAC
3.028% due 10/15/2030 •	EUR	4,896	5,173
3.028% due 10/15/2030 ~		2,642	2,791

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		$9,300	9,149

Tralee CLO Ltd.
6.138% due 04/25/2034 •		5,100	5,006

Venture CLO Ltd.
5.672% due 04/15/2027 •		3,172	3,158
5.708% due 10/20/2028 •		1,339	1,322
5.852% due 07/15/2031 •		1,300	1,284
5.854% due 09/07/2030 •		5,252	5,169
5.908% due 01/20/2029 ~		6,136	6,083
5.983% due 08/28/2029 •		6,871	6,783

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		11,394	11,221
5.913% due 06/20/2029 ~		569	564
5.928% due 07/20/2032 •		500	490

VMC Finance LLC
6.459% due 02/18/2039 •		500	485

Voya CLO Ltd.
5.695% due 01/18/2029 •		6,470	6,422
5.772% due 06/07/2030 •		1,164	1,152
5.852% due 04/15/2031 •		3,300	3,250
6.002% due 10/15/2030 •		3,060	3,039

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		5,820	5,763
5.698% due 07/20/2029 •		3,134	3,096
5.718% due 04/20/2028 •		1,293	1,288
5.978% due 07/20/2032 •		975	954

Wells Fargo Home Equity Asset-Backed Securities Trust
7.245% due 12/25/2034 ~		400	390

Wind River CLO Ltd.
5.845% due 07/18/2031 •		1,693	1,664

Total Asset-Backed Securities (Cost $1,031,101)			1,003,854

SOVEREIGN ISSUES 8.1%

Australia Government International Bond
3.000% due 09/20/2025 (c)	AUD	15,131	10,768

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	36,804	30,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Government International Bond
0.100% due 03/01/2026 (c)	EUR	78,298	$85,519
0.100% due 07/25/2031 (c)		15,547	16,783
0.100% due 07/25/2038 (c)		$43,437	44,249
0.250% due 07/25/2024 (c)		57,301	63,051

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (c)		34,876	34,863
1.400% due 05/26/2025 (c)		284,326	306,437

Japan Government International Bond
0.005% due 03/10/2031 (c)	JPY	2,381,904	18,630
0.100% due 03/10/2028 (c)		9,431,976	73,488
0.100% due 03/10/2029 (c)		11,976,196	94,123

Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	1,301	70
7.750% due 05/29/2031		206,976	10,774

New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	20,183	12,719

Qatar Government International Bond
3.875% due 04/23/2023		$4,000	3,998

Total Sovereign Issues (Cost $868,575)			805,809

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Banco Santander SA
5.250% due 09/29/2023 •(d)(e)		800,000	802

Bank of America Corp.
5.875% due 03/15/2028 •(d)		6,580,000	5,931

Total Preferred Securities (Cost $7,410)			6,733

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (f) 0.0%
		$390

U.S. TREASURY BILLS 0.0%
4.287% due 05/09/2023 (a)(b)(k)	$2,315	2,305

Total Short-Term Instruments (Cost $2,695)		2,695

Total Investments in Securities (Cost $11,320,000)		10,463,959

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III	6,991,040	$67,967

Total Short-Term Instruments (Cost $67,969)		67,967

Total Investments in Affiliates (Cost $67,969)		67,967

Total Investments 105.9% (Cost $11,387,969)		$10,531,926

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(9,475))		(9,579)

Other Assets and Liabilities, net (5.8)%		(580,584)

Net Assets 100.0%		$9,941,763

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Principal amount of security is adjusted for inflation.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$390	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(398)	$390	$390

Total Repurchase Agreements						$(398)	$390	$390

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
STR	4.930%	04/03/2023	04/04/2023	$(102,777)	$(102,777)
	5.010	03/31/2023	04/03/2023	(153,983)	(154,047)

Total Reverse Repurchase Agreements					$(256,824)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2053	$300	$(269)	$(269)

Total Short Sales 0.0%				$(269)	$(269)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$390	$0	$0	$390	$(398)	$(8)
STR	0	(256,824)	0	(256,824)	157,694	(99,130)

Total Borrowings and Other Financing Transactions	$390	$(256,824)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(154,047)	$0	$0	$(154,047)

Total Borrowings	$0	$(154,047)	$0	$0	$(154,047)

Payable for reverse repurchase agreements(4)					$(154,047)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

(g)	Securities with an aggregate market value of $157,694 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,381,540) at a weighted average interest rate of 1.596%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(102,777) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	247	$247	$(132)	$(24)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	139	139	(57)	(19)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	139	139	(89)	(29)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	247	247	(226)	(34)

Total Written Options					$(504)	$(106)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	346	$50,972	$1,673	$232	$(244)
U.S. Treasury 2-Year Note June Futures	06/2023	2,354	485,991	5,632	331	0
U.S. Treasury 5-Year Note June Futures	06/2023	4,404	482,272	9,593	998	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	3,507	424,840	(407)	1,649	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	695	98,082	4,491	934	0

				$20,982	$4,144	$(246)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	190	$(13,820)	$(194)	$31	$(15)
Australia Government 10-Year Bond June Futures	06/2023	52	(4,271)	(138)	25	(20)
Euro-Bobl June Futures	06/2023	1,466	(187,415)	(4,019)	763	(477)
Euro-BTP Italy Government Bond June Futures	06/2023	1,431	(163,526)	(1,786)	450	(233)
Euro-BTP June Futures	06/2023	2,268	(283,720)	(9,745)	1,550	(1,943)
Euro-Buxl 30-Year Bond June Futures	06/2023	596	(91,047)	(5,326)	440	(711)
Euro-Oat June Futures	06/2023	751	(106,067)	(3,363)	497	(537)
Euro-Schatz June Futures	06/2023	21,553	(2,470,539)	(20,965)	5,142	(1,052)
Japan Government 10-Year Bond June Futures	06/2023	922	(1,028,557)	(15,939)	3,472	0
U.S. Treasury 10-Year Note June Futures	06/2023	8,869	(1,019,242)	(22,344)	0	(3,049)
U.S. Treasury Long-Term Bond June Futures	06/2023	4,379	(574,333)	(23,928)	0	(4,379)

				$(107,747)	$12,370	$(12,416)

Total Futures Contracts				$(86,765)	$16,514	$(12,662)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.267%	$4,100	$(4)	$27	$23	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	03/20/2028	JPY	1,141,690	$(252)	$280	$28	$8	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		2,225,400	(791)	774	(17)	19	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	$	325,750	(2,510)	4,202	1,692	1,844	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		144,900	2,987	(3,762)	(775)	0	(1,821)
Pay	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	339,900	0	(10,743)	(10,743)	0	(215)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	24,850	(3,596)	4,407	811	66	0
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	82,200	0	5,626	5,626	0	(266)
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		44,000	0	2,999	2,999	0	(143)
Pay(5)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		17,100	0	(3,820)	(3,820)	184	0
Pay(5)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		8,800	0	(2,108)	(2,108)	93	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	22,800	(79)	(902)	(981)	0	(43)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		16,500	(81)	(1,586)	(1,667)	0	(47)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		600	(3)	(59)	(62)	0	(2)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		34,000	(256)	(3,324)	(3,580)	0	(104)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		35,900	(131)	(3,002)	(3,133)	0	(111)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		16,100	(60)	(1,344)	(1,404)	0	(50)
Pay(5)	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		10,500	0	(74)	(74)	0	(5)
Pay(5)	6-Month EUR-EURIBOR	2.915	Annual	08/15/2032		112,100	0	(437)	(437)	0	(53)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		194,680	(1,913)	(51,810)	(53,723)	21	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		163,100	(3,309)	(41,756)	(45,065)	13	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		20,100	(449)	(365)	(814)	3	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		107,000	(753)	1,238	485	48	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		31,090	1,925	14,208	16,133	0	(34)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		34,090	21	17,631	17,652	0	(38)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		54,400	3,377	24,777	28,154	0	(58)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		46,400	402	(635)	(233)	0	(45)
Receive	CPTFEMU	1.085	Maturity	01/15/2024		40	(1)	7	6	0	0
Pay	CPTFEMU	3.520	Maturity	09/15/2024		18,100	(47)	(213)	(260)	0	(7)
Pay	CPTFEMU	3.720	Maturity	09/15/2024		28,600	(62)	(226)	(288)	0	(11)
Receive	CPTFEMU	3.130	Maturity	05/15/2027		15,900	0	439	439	40	0
Receive	CPTFEMU	0.000	Maturity	03/15/2028		39,300	0	239	239	104	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		15,800	0	728	728	59	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		109,200	(788)	(23,667)	(24,455)	0	(379)
Receive	CPTFEMU	2.650	Maturity	05/15/2032		32,100	168	1,316	1,484	152	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		14,400	0	476	476	63	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		35,300	(35)	638	603	155	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		15,100	0	643	643	61	0
Pay	CPTFEMU	2.488	Maturity	05/15/2037		30,630	36	(1,957)	(1,921)	0	(168)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		5,700	4	(603)	(599)	0	(61)
Pay	CPTFEMU	2.590	Maturity	03/15/2052		7,900	(206)	(598)	(804)	0	(84)
Pay	CPTFEMU	2.550	Maturity	04/15/2052		1,150	1	(118)	(117)	0	(13)
Pay	CPTFEMU	2.421	Maturity	05/15/2052		4,430	0	(612)	(612)	0	(50)
Pay	CPTFEMU	2.590	Maturity	12/15/2052		15,100	0	(484)	(484)	0	(163)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.263%	Maturity	04/27/2023	$	14,183	$(506)	$1,773	$1,267	$0	$0
Pay	CPURNSA	5.320	Maturity	04/29/2023		2,100	0	(15)	(15)	0	0
Pay	CPURNSA	5.150	Maturity	05/23/2023		52,800	0	(138)	(138)	17	0
Pay	CPURNSA	5.185	Maturity	05/24/2023		66,600	0	(132)	(132)	22	0
Receive	CPURNSA	2.314	Maturity	02/26/2026		67,600	0	6,828	6,828	0	(23)
Receive	CPURNSA	2.419	Maturity	03/05/2026		79,200	0	7,592	7,592	0	(2)
Receive	CPURNSA	2.768	Maturity	05/13/2026		45,200	0	3,402	3,402	11	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		18,800	0	1,371	1,371	5	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		20,410	5	1,577	1,582	8	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		20,400	0	1,579	1,579	5	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	1,402	(3,467)	(2,065)	0	(1)
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	956	(2,289)	(1,333)	2	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		9,200	0	617	617	0	(1)
Receive	CPURNSA	2.645	Maturity	09/10/2028		12,700	0	755	755	0	(2)
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	1,066	(4,988)	(3,922)	0	(15)
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	155	(1,373)	(1,218)	0	(2)
Pay	CPURNSA	1.760	Maturity	11/04/2029		78,400	(999)	(11,497)	(12,496)	0	(14)
Pay	CPURNSA	1.883	Maturity	11/20/2029		23,300	14	(3,462)	(3,448)	0	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,500	30	3,916	3,946	0	(10)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	20,100	(760)	2,689	1,929	0	(16)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	52	(89)	(37)	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		4,700	392	(1,839)	(1,447)	0	(21)

							$(4,594)	$(70,767)	$(75,361)	$3,003	$(4,079)

Total Swap Agreements							$(4,598)	$(70,740)	$(75,338)	$3,003	$(4,079)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$16,700	$3,003	$19,703	$(106)	$(12,662)	$(4,079)	$(16,847)

(i)

Securities with an aggregate market value of $133,240 and cash of $9,622 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $186 for closed futures is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2023	$		2,454		AUD	3,693	$15	$0
	04/2023			282		NZD	452	1	0
	05/2023		AUD	3,693	$		2,457	0	(15)
	05/2023		NZD	452			282	0	(1)
BOA	04/2023		DKK	948,642			135,275	0	(2,823)
	04/2023		NZD	18,994			11,799	0	(78)
	04/2023	$		4,372		NZD	7,031	25	0
	05/2023		NZD	7,031	$		4,372	0	(25)
	05/2023		PEN	14,678			3,827	0	(64)
	06/2023		TWD	354			12	0	0
BPS	04/2023		DKK	675			96	0	(2)
	04/2023		EUR	15,044			16,059	0	(256)
	04/2023		SGD	256			195	2	0
	04/2023	$		126,135		DKK	868,310	269	0
	04/2023			8,058		EUR	7,409	0	(23)
	04/2023			2,307		JPY	305,500	0	(6)
	04/2023			68		KRW	88,759	0	0
	04/2023			8		MXN	147	0	0
	05/2023		AUD	3,612	$		2,415	0	(2)
	05/2023		DKK	866,696			126,135	0	(265)
	05/2023	$		6,009		EUR	5,518	0	(15)
	06/2023		KRW	88,372	$		68	0	0
	06/2023		MXN	149			8	0	0
	06/2023		TWD	2,023			67	0	0
BRC	04/2023	$		144		PLN	634	3	0
	05/2023		DKK	468,501	$		68,523	196	0
BSH	04/2023	$		364		PEN	1,379	2	0
CBK	04/2023		DKK	1,035,785	$		147,222	0	(3,562)
	04/2023	$		87,871		DKK	602,926	0	(100)
	04/2023			23,484		EUR	21,938	308	0
	04/2023			635		PEN	2,443	13	0
	05/2023		DKK	601,797	$		87,871	104	0
	05/2023	$		3,460		DKK	23,660	0	(9)
	06/2023			192		PEN	748	5	0
DUB	04/2023		AUD	6,175	$		4,161	33	0
	04/2023	$		1,665		AUD	2,503	9	0
	04/2023			1,278		DKK	8,745	0	(5)
	04/2023			157,927		JPY	20,701,006	0	(2,016)
	05/2023		AUD	2,503	$		1,666	0	(9)
	05/2023		JPY	20,617,700			157,926	2,016	0
JPM	04/2023		EUR	187,674			202,123	0	(1,410)
	04/2023	$		6,841		EUR	6,414	115	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MBC	04/2023		EUR	87,401	$		93,463	$0	$(1,323)
	04/2023		GBP	194			238	0	(1)
	04/2023		JPY	2,597,856			19,401	0	(165)
	04/2023	$		5,022		DKK	35,110	89	0
	04/2023			25,659		EUR	23,763	121	(9)
	04/2023			215		PLN	943	4	0
MYI	04/2023		AUD	3,782	$		2,543	15	0
	04/2023		EUR	547,194			578,542	0	(14,890)
	04/2023		KRW	182,022			147	7	0
	04/2023	$		1,669		AUD	2,500	3	0
	04/2023			853,697		EUR	786,093	0	(1,179)
	05/2023		AUD	2,500	$		1,670	0	(3)
	05/2023		EUR	786,093			855,070	1,215	0
NGF	04/2023		JPY	16,377,440			121,743	0	(1,604)
RBC	04/2023		MXN	146			7	0	(1)
	04/2023	$		32,093		GBP	26,043	34	0
	05/2023		GBP	26,043	$		32,111	0	(34)
	05/2023		MXN	161,325			8,522	0	(359)
	06/2023	$		49		MXN	930	1	0
RYL	05/2023		SEK	5,555	$		538	2	0
SCX	04/2023		KRW	352,116			285	16	0
	04/2023	$		1,080		EUR	1,016	22	0
	04/2023			758		NZD	1,216	2	0
	05/2023		NZD	1,216	$		758	0	(2)
	05/2023	$		10,142		EUR	9,320	0	(18)
	06/2023		TWD	3,704	$		122	0	(1)
TOR	04/2023		CAD	41,744			30,772	0	(116)
	04/2023		GBP	25,849			31,090	0	(797)
	04/2023		JPY	2,007,521			14,789	0	(331)
	04/2023	$		1,797		AUD	2,706	12	0
	04/2023			10,561		CAD	14,312	28	0
	04/2023			6,235		NZD	10,074	64	0
	05/2023		AUD	2,706	$		1,799	0	(12)
	05/2023		CAD	14,306			10,561	0	(28)
	05/2023		NZD	10,074			6,235	0	(65)
UAG	04/2023		AUD	6,776			4,602	72	0
	04/2023	$		1,143		AUD	1,719	6	0
	04/2023			20,192		CAD	27,454	121	0
	05/2023		AUD	1,719	$		1,145	0	(6)
	05/2023		CAD	27,443			20,192	0	(122)
	05/2023		NOK	2,635			260	8	0

Total Forward Foreign Currency Contracts								$4,958	$(31,752)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237%	11/17/2023	32,700	$2,030	$5,925
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	112,600	1,202	19

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200%	05/31/2023	318,800	$3,825	$309
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	67,300	4,227	11,644

Total Purchased Options							$11,284	$17,897

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,098)	$(2,583)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	20,000	(139)	0

						$(3,563)	$(2,583)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340%	11/17/2023	161,100	$(2,030)	$(8,131)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	62,000	(1,224)	(14)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	25,100	(294)	(39)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	25,100	(347)	(297)
NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	328,400	(4,335)	(17,121)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	176,000	(3,838)	(261)

							$(12,068)	$(25,863)

Total Written Options							$(15,631)	$(28,446)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$(186)	$0	$(212)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.740% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023	$72,200	$0	$1,204	$1,204	$0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.770% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/21/2023	1,413,000	0	10,110	10,110	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.780% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/21/2023	750,000	0	6,504	6,504	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.930% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/06/2023	150,000	0	2,156	2,156	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	4.970% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/23/2024	185,000	0	5,146	5,146	0

								$0	$25,120	$25,120	$0

Total Swap Agreements								$(26)	$24,934	$25,120	$(212)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$16	$0	$0	$16	$(16)	$0	$0	$(16)	$0	$0	$0
BOA	25	0	0	25	(2,990)	0	0	(2,990)	(2,965)	3,792	827
BPS	271	0	0	271	(569)	0	0	(569)	(298)	307	9
BRC	199	0	0	199	0	0	0	0	199	0	199
BSH	2	0	0	2	0	0	0	0	2	0	2
CBK	430	0	0	430	(3,671)	0	0	(3,671)	(3,241)	4,196	955
DUB	2,058	5,925	0	7,983	(2,030)	(8,131)	0	(10,161)	(2,178)	2,442	264
GLM	0	19	1,204	1,223	0	(2,933)	0	(2,933)	(1,710)	1	(1,709)
JPM	115	0	0	115	(1,410)	0	0	(1,410)	(1,295)	2,506	1,211
MBC	214	0	0	214	(1,498)	0	0	(1,498)	(1,284)	1,690	406
MYC	0	0	23,916	23,916	0	0	0	0	23,916	(18,564)	5,352
MYI	1,240	0	0	1,240	(16,072)	0	0	(16,072)	(14,832)	19,268	4,436
NGF	0	11,953	0	11,953	(1,604)	(17,382)	0	(18,986)	(7,033)	7,858	825
RBC	35	0	0	35	(394)	0	0	(394)	(359)	317	(42)
RYL	2	0	0	2	0	0	0	0	2	0	2
SAL	0	0	0	0	0	0	(212)	(212)	(212)	71	(141)
SCX	40	0	0	40	(21)	0	0	(21)	19	0	19
TOR	104	0	0	104	(1,349)	0	0	(1,349)	(1,245)	1,282	37
UAG	207	0	0	207	(128)	0	0	(128)	79	0	79

Total Over the Counter	$4,958	$17,897	$25,120	$47,975	$(31,752)	$(28,446)	$(212)	$(60,410)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

(k)

Securities with an aggregate market value of $43,733 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16,700	$16,700
Swap Agreements	0	0	0	0	3,003	3,003

	$0	$0	$0	$0	$19,703	$19,703

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,958	$0	$4,958
Purchased Options	0	0	0	0	17,897	17,897
Swap Agreements	0	0	0	0	25,120	25,120

	$0	$0	$0	$4,958	$43,017	$47,975

	$0	$0	$0	$4,958	$62,720	$67,678

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$106	$106
Futures	0	0	0	0	12,662	12,662
Swap Agreements	0	0	0	0	4,079	4,079

	$0	$0	$0	$0	$16,847	$16,847

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,752	$0	$31,752
Written Options	0	0	0	0	28,446	28,446
Swap Agreements	0	212	0	0	0	212

	$0	$212	$0	$31,752	$28,446	$60,410

	$0	$212	$0	$31,752	$45,293	$77,257

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$4,154	$0	$0	$0	$333,288	$337,442
Swap Agreements	0	130	0	0	(31,018)	(30,888)

	$4,154	$130	$0	$0	$302,270	$306,554

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$161,035	$0	$161,035
Purchased Options	0	0	0	0	(7,488)	(7,488)
Written Options	0	1,512	0	0	9,637	11,149
Swap Agreements	0	62	0	0	(89,184)	(89,122)

	$0	$1,574	$0	$161,035	$(87,035)	$75,574

	$4,154	$1,704	$0	$161,035	$215,235	$382,128

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$398	$398
Futures	647	0	0	0	(152,421)	(151,774)
Swap Agreements	0	(20)	0	0	(12,258)	(12,278)

	$647	$(20)	$0	$0	$(164,281)	$(163,654)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(84,190)	$0	$(84,190)
Purchased Options	0	0	0	0	(14,827)	(14,827)
Written Options	0	(599)	0	0	37,317	36,718
Swap Agreements	0	(236)	0	0	28,284	28,048

	$0	$(835)	$0	$(84,190)	$50,774	$(34,251)

	$647	$(855)	$0	$(84,190)	$(113,507)	$(197,905)

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$348,651	$0	$348,651
Industrials	0	2,973	0	2,973
Utilities	0	290	0	290
U.S. Government Agencies	0	546,060	0	546,060
U.S. Treasury Obligations	0	7,595,487	0	7,595,487
Non-Agency Mortgage-Backed Securities	0	151,407	0	151,407
Asset-Backed Securities	0	1,003,854	0	1,003,854
Sovereign Issues	0	805,809	0	805,809
Preferred Securities
Financials	0	6,733	0	6,733
Corporate Bonds & Notes	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	390	0	390
U.S. Treasury Bills	0	2,305	0	2,305
	$0	$10,463,959	$0	$10,463,959

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67,967	$0	$0	$67,967
Total Investments	$67,967	$10,463,959	$0	$10,531,926

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	0	0	0	0
U.S. Government Agencies	0	(269)	0	(269)
	$0	$(269)	$0	$(269)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12,602	6,915	0	19,517
Over the counter	0	47,975	0	47,975
	$12,602	$54,890	$0	$67,492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,232)	(11,615)	0	(16,847)
Over the counter	0	(60,410)	0	(60,410)
	$(5,232)	$(72,025)	$0	$(77,257)
Total Financial Derivative Instruments	$7,370	$(17,135)	$0	$(9,765)
Totals	$75,337	$10,446,555	$0	$10,521,892

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

46	PIMCO REAL RETURN FUND

March 31, 2023

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are

48	PIMCO REAL RETURN FUND

March 31, 2023

expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and

50	PIMCO REAL RETURN FUND

March 31, 2023

application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

52	PIMCO REAL RETURN FUND

March 31, 2023

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment

54	PIMCO REAL RETURN FUND

March 31, 2023

activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$8,940	$3,663,077	$(3,603,900)	$(148)	$(2)	$67,967	$1,177	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

56	PIMCO REAL RETURN FUND

March 31, 2023

including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

58	PIMCO REAL RETURN FUND

March 31, 2023

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

60	PIMCO REAL RETURN FUND

March 31, 2023

recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in

62	PIMCO REAL RETURN FUND

March 31, 2023

unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets,

64	PIMCO REAL RETURN FUND

March 31, 2023

and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

66	PIMCO REAL RETURN FUND

March 31, 2023

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

68	PIMCO REAL RETURN FUND

March 31, 2023

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined

70	PIMCO REAL RETURN FUND

March 31, 2023

in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

72	PIMCO REAL RETURN FUND

March 31, 2023

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $21,177.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases

74	PIMCO REAL RETURN FUND

March 31, 2023

and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$129,847	$18,426	$(939)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$8,098,424	$11,717,906	$564,754	$774,659

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	229,729	$2,393,116	265,336	$3,234,210

I-2	42,216	448,563	84,627	1,033,326

I-3	1,278	13,897	3,448	42,081

Administrative Class	8,950	94,739	37,883	463,590

Class A	17,651	187,020	32,732	399,415

Class C	2,417	25,775	6,065	74,150

Class R	3,458	36,850	5,193	63,323

Issued as reinvestment of distributions

Institutional Class	46,106	493,651	37,244	454,672

I-2	7,453	80,207	5,993	73,087

I-3	289	3,106	200	2,444

Administrative Class	2,237	24,015	3,527	43,233

Class A	8,965	96,369	7,438	90,793

Class C	568	6,122	368	4,483

Class R	1,405	15,097	1,117	13,630

Cost of shares redeemed

Institutional Class	(271,129)	(2,858,712)	(240,529)	(2,927,138)

I-2	(87,551)	(923,970)	(46,554)	(563,185)

I-3	(2,060)	(21,746)	(1,953)	(23,425)

Administrative Class	(12,846)	(135,467)	(78,268)	(962,203)

Class A	(42,595)	(446,685)	(34,002)	(414,079)

Class C	(4,243)	(44,435)	(2,103)	(25,587)

Class R	(5,245)	(55,404)	(5,341)	(64,960)

Net increase (decrease) resulting from Fund share transactions	(52,947)	$(567,892)	82,421	$1,011,860

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

76	PIMCO REAL RETURN FUND

March 31, 2023

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Real Return Fund	$44,395	$0	$(973,048)	$(1,699)	$(403,406)	$0	$0	$(1,333,758)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

March 31, 2023

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Real Return Fund	$239,823	$163,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$11,327,194	$229,129	$(1,199,310)	$(970,181)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), straddle loss deferrals, sale buyback transactions, interest accrued on defaulted securities and short positions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$780,133	$0	$0	$735,862	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

78	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	79

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MYC	Morgan Stanley Capital Services LLC
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
BSH	Banco Santander S.A. - New York Branch	RYL	NatWest Markets Plc
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	STR	State Street FICC Repo
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
MBC	HSBC Bank Plc

Currency Abbreviations:
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	SEK	Swedish Krona
JPY	Japanese Yen	SGD	Singapore Dollar
KRW	South Korean Won	TWD	Taiwanese Dollar
MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	SOFR	Secured Overnight Financing Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company

80	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Real Return Fund	0.00%	0.00%	$683,823	$42,619	$793,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Real Return Fund	0.00%

ANNUAL REPORT	MARCH 31, 2022	81

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

82	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2022	83

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

84	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2023	85

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

86	PIMCO REAL RETURN FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2022	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3015AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Short-Term Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO SHORT-TERM FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are

6	PIMCO SHORT-TERM FUND

evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Short-Term Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

8	PIMCO SHORT-TERM FUND

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO Short-Term Fund (Cont.)

shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO SHORT-TERM FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	11

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	1.99%	1.52%	1.56%	3.92%
PIMCO Short-Term Fund I-2	1.89%	1.42%	1.46%	3.83%
PIMCO Short-Term Fund I-3	1.84%	1.37%	1.41%	3.77%
PIMCO Short-Term Fund Administrative Class	1.73%	1.26%	1.31%	3.66%
PIMCO Short-Term Fund Class A	1.73%	1.26%	1.31%	3.57%
PIMCO Short-Term Fund Class A (adjusted)	(0.56)%	0.80%	1.08%	3.50%
PIMCO Short-Term Fund Class C	1.43%	0.96%	1.01%	3.26%
PIMCO Short-Term Fund Class C (adjusted)	0.45%	0.96%	1.01%	3.26%
PIMCO Short-Term Fund Class R	1.48%	1.01%	1.06%	3.38%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	2.92%♦
Lipper Ultra-Short Obligation Funds Average	2.02%	1.46%	1.07%	3.70%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for Institutional Class shares, 0.55% for I-2 shares, 0.65% for I-3 shares, 0.70% for Administrative Class shares, 0.70% for Class A shares, 1.00% for Class C shares, and 0.95% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	39.3%
Short-Term Instruments‡	24.9%
Asset-Backed Securities	18.0%
Non-Agency Mortgage-Backed Securities	9.1%
U.S. Government Agencies	8.4%
Other	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select exposure to investment grade corporate credit, specifically within the financial and industrial sectors, contributed to relative performance, as income contributions offset detractions caused spreads widening.

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»	Overweight exposure to agency mortgaged-backed securities (“MBS”) detracted from relative performance, as spreads widened.
»	Overweight exposure to non-agency MBS detracted from relative performance, as spreads widened.

»	Overweight exposure to agency debt detracted from relative performance, as spreads widened.

»	Overweight exposure to commercial MBS detracted from relative performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2023	13

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,019.00	$2.42	$1,000.00	$1,022.54	$2.42	0.48%
I-2	1,000.00	1,018.50	2.92	1,000.00	1,022.04	2.92	0.58
I-3	1,000.00	1,018.20	3.17	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	1,017.70	3.67	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,017.70	3.67	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,016.20	5.18	1,000.00	1,019.80	5.19	1.03
Class R	1,000.00	1,016.40	4.93	1,000.00	1,020.04	4.94	0.98

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO SHORT-TERM FUND

Benchmark Description

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023	$9.64	$0.23	$(0.03)	$0.20	$(0.38)	$0.00	$(0.38)

03/31/2022	9.84	0.08	(0.22)	(0.14)	(0.06)	0.00	(0.06)

03/31/2021	9.49	0.11	0.38	0.49	(0.14)	0.00	(0.14)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	(0.28)

I-2

03/31/2023	9.64	0.22	(0.03)	0.19	(0.37)	0.00	(0.37)

03/31/2022	9.84	0.07	(0.22)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	(0.27)

I-3

03/31/2023	9.64	0.24	(0.06)	0.18	(0.36)	0.00	(0.36)

03/31/2022	9.84	0.06	(0.21)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	(0.25)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	(0.25)

Administrative Class

03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	(0.35)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

Class A

03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	(0.35)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

Class C

03/31/2023	9.64	0.18	(0.04)	0.14	(0.32)	0.00	(0.32)

03/31/2022	9.84	0.02	(0.21)	(0.19)	(0.01)	0.00	(0.01)

03/31/2021	9.49	0.06	0.38	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.46	2.09%	$7,946,218	0.47%		0.47%		0.45%		0.45%		2.42%		62%

9.64	(1.41)	12,139,504	0.45		0.45		0.45		0.45		0.78		93

9.84	5.21	10,965,709	0.47		0.47		0.45		0.45		1.14		94

9.49	(0.48)	7,793,178	0.55		0.55		0.45		0.45		2.68		222

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.46	1.99	2,392,831	0.57		0.57		0.55		0.55		2.34		62

9.64	(1.51)	2,915,639	0.55		0.55		0.55		0.55		0.67		93

9.84	5.10	3,150,987	0.57		0.57		0.55		0.55		1.07		94

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.46	1.94	74,739	0.62		0.67		0.60		0.65		2.50		62

9.64	(1.56)	44,897	0.60		0.65		0.60		0.65		0.62		93

9.84	5.05	50,189	0.62		0.67		0.60		0.65		1.01		94

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.46	1.84	21,559	0.72		0.72		0.70		0.70		2.21		62

9.64	(1.66)	23,672	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	28,626	0.72		0.72		0.70		0.70		1.38		94

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.46	1.84	962,000	0.72		0.72		0.70		0.70		2.15		62

9.64	(1.66)	1,436,600	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	1,681,053	0.72		0.72		0.70		0.70		0.92		94

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.46	1.53	64,350	1.02		1.02		1.00		1.00		1.92		62

9.64	(1.95)	76,762	1.00		1.00		1.00		1.00		0.21		93

9.84	4.63	102,373	1.02		1.02		1.00		1.00		0.66		94

9.49	(1.03)	125,668	1.10		1.10		1.00		1.00		2.13		222

9.80	1.76	172,777	1.05		1.05		1.00		1.00		2.10		104

ANNUAL REPORT	MARCH 31, 2023	17

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2023	$9.64	$0.20	$(0.05)	$0.15	$(0.33)	$0.00	$(0.33)

03/31/2022	9.84	0.03	(0.22)	(0.19)	(0.01)	0.00	(0.01)

03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.46	1.58%	$158,601	0.97%	0.97%	0.95%	0.95%	2.06%	62%

9.64	(1.90)	140,966	0.95	0.95	0.95	0.95	0.28	93

9.84	4.68	110,040	0.97	0.97	0.95	0.95	0.69	94

9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

9.80	1.81	128,331	1.00	1.00	0.95	0.95	2.13	104

ANNUAL REPORT	MARCH 31, 2023	19

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$15,052,827
Investments in Affiliates	123,450

Financial Derivative Instruments
Exchange-traded or centrally cleared	2
Over the counter	19,794
Deposits with counterparty	70,254
Foreign currency, at value	773
Receivable for TBA investments sold	60,937
Receivable for Fund shares sold	92,812
Interest and/or dividends receivable	69,129
Dividends receivable from Affiliates	605
Reimbursement receivable from PIMCO	4

Total Assets	15,490,587

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$196,197

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,560
Over the counter	13,082
Payable for investments purchased	3,463,846
Payable for investments in Affiliates purchased	605
Payable for TBA investments purchased	127,145
Deposits from counterparty	18,754
Payable for Fund shares redeemed	36,755
Distributions payable	1,997
Accrued investment advisory fees	2,662
Accrued supervisory and administrative fees	2,354
Accrued distribution fees	60
Accrued servicing fees	272

Total Liabilities	3,870,289

Net Assets	$11,620,298

Net Assets Consist of:

Paid in capital	$12,383,655
Distributable earnings (accumulated loss)	(763,357)

Net Assets	$11,620,298

Cost of investments in securities	$15,411,523
Cost of investments in Affiliates	$123,448
Cost of foreign currency held	$1,230
Proceeds received on short sales	$194,944
Cost or premiums of financial derivative instruments, net	$(13,501)

* Includes repurchase agreements of:	$317,381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$7,946,218
I-2	2,392,831
I-3	74,739
Administrative Class	21,559
Class A	962,000
Class C	64,350
Class R	158,601

Shares Issued and Outstanding:

Institutional Class	839,902
I-2	252,918
I-3	7,900
Administrative Class	2,279
Class A	101,682
Class C	6,802
Class R	16,764

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.46
I-2	9.46
I-3	9.46
Administrative Class	9.46
Class A	9.46
Class C	9.46
Class R	9.46

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	21

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$387,518
Dividends from Investments in Affiliates	858
Total Income	388,376

Expenses:

Investment advisory fees	33,525
Supervisory and administrative fees	29,597
Distribution and/or servicing fees - Administrative Class	59
Distribution and/or servicing fees - Class A	2,942
Distribution and/or servicing fees - Class C	400
Distribution and/or servicing fees - Class R	839
Trustee fees	82
Interest expense	3,315
Total Expenses	70,759
Waiver and/or Reimbursement by PIMCO	(32)
Net Expenses	70,727

Net Investment Income (Loss)	317,649

Net Realized Gain (Loss):

Investments in securities	(345,460)
Investments in Affiliates	(5,054)
Exchange-traded or centrally cleared financial derivative instruments	236,790
Over the counter financial derivative instruments	113,883
Short sales	2,012
Foreign currency	(2,626)

Net Realized Gain (Loss)	(455)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,852
Investments in Affiliates	4,905
Exchange-traded or centrally cleared financial derivative instruments	(116,625)
Over the counter financial derivative instruments	29,538
Short sales	(544)
Foreign currency assets and liabilities	1,022

Net Change in Unrealized Appreciation (Depreciation)	(76,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$240,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$317,649	$120,392
Net realized gain (loss)	(455)	142,823
Net change in unrealized appreciation (depreciation)	(76,852)	(508,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	240,342	(245,312)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(341,058)	(73,960)
I-2	(97,256)	(16,366)
I-3	(2,527)	(250)
Administrative Class	(836)	(105)
Class A	(40,387)	(6,235)
Class C	(2,412)	(73)
Class R	(5,950)	(177)

Total Distributions(a)	(490,426)	(97,166)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(4,907,658)	1,031,541

Total Increase (Decrease) in Net Assets	(5,157,742)	689,063

Net Assets:

Beginning of year	16,778,040	16,088,977
End of year	$11,620,298	$16,778,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Delos Finance SARL
6.909% (LIBOR03M + 1.750%) due 10/06/2023 ~		$420	$420

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		16,500	16,479

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		8,739	7,690

Total Loan Participations and Assignments (Cost $25,489)			24,589

CORPORATE BONDS & NOTES 51.3%

BANKING & FINANCE 32.4%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		110,509	107,172
1.650% due 10/29/2024		27,800	26,024
4.500% due 09/15/2023		18,923	18,746
5.529% (SOFRRATE + 0.680%) due 09/29/2023 ~		2,200	2,180

Air Lease Corp.
4.250% due 02/01/2024		1,800	1,771

Aircastle Ltd.
4.400% due 09/25/2023		13,400	13,163
5.000% due 04/01/2023		36,420	36,420

Ally Financial, Inc.
3.050% due 06/05/2023		33,794	33,481

American Tower Corp.
3.000% due 06/15/2023		2,567	2,553
5.000% due 02/15/2024		6,564	6,536

Ameriprise Financial, Inc.
4.000% due 10/15/2023		3,500	3,468

Aozora Bank Ltd.
1.050% due 09/09/2024		20,725	19,404

Aroundtown SA
4.500% due 05/14/2025	AUD	7,330	4,653

Athene Global Funding
1.000% due 04/16/2024		$1,000	943
1.200% due 10/13/2023		2,262	2,198
5.459% (SOFRINDX + 0.700%) due 05/24/2024 ~		35,949	35,392
5.542% (US0003M + 0.730%) due 01/08/2024 ~		14,615	14,480

Aviation Capital Group LLC
3.875% due 05/01/2023		15,983	15,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		$24,800	$23,289
5.125% due 10/01/2023		15,794	15,653

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		47,719	46,644

Banco Santander Chile
2.700% due 01/10/2025		5,200	4,976

Banco Santander SA
5.926% (US0003M + 1.120%) due 04/12/2023 ~		600	600

Bangkok Bank PCL
5.000% due 10/03/2023		1,500	1,500

Bank of America Corp.
1.486% due 05/19/2024 •		2,858	2,842
3.864% due 07/23/2024 •		21,727	21,607
5.378% due 10/24/2024 •		25,300	25,076
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		54,500	54,647

Barclays PLC
3.250% due 06/26/2024	AUD	2,000	1,301
3.650% due 03/16/2025		$800	765
4.338% due 05/16/2024 •		10,900	10,874
5.845% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	23,750	15,995
6.252% (US0003M + 1.380%) due 05/16/2024 ~		$108,865	108,495

BGC Partners, Inc.
5.375% due 07/24/2023		37,432	37,325

BNP Paribas SA
3.375% due 01/09/2025		40,808	39,172
3.800% due 01/10/2024		44,036	43,273
4.705% due 01/10/2025 •		48,810	48,271
5.313% (BBSW3M + 1.750%) due 02/28/2024 ~	AUD	9,000	6,035

BOC Aviation Ltd.
6.259% (US0003M + 1.125%) due 09/26/2023 ~		$15,710	15,708

Cantor Fitzgerald LP
4.875% due 05/01/2024		39,544	39,069

Citigroup, Inc.
1.678% due 05/15/2024 •		3,465	3,451
5.102% (BBSW3M + 1.720%) due 10/27/2023 ~	AUD	14,634	9,815
5.977% (US0003M + 1.100%) due 05/17/2024 ~		$56,078	56,080

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.985% (US0003M + 1.023%) due 06/01/2024 ~		$23,640	$23,633
6.360% (SOFRRATE + 1.528%) due 03/17/2026 ~(e)		29,425	29,567

CNH Industrial Capital LLC
1.950% due 07/02/2023		30,859	30,563

CNO Global Funding
1.650% due 01/06/2025		11,800	11,051

Cooperatieve Rabobank UA
3.655% (BBSW3M + 0.350%) due 04/19/2024 ~	AUD	3,500	2,334

Credit Agricole SA
5.997% (US0003M + 1.050%) due 03/22/2024 ~		$41,800	42,035

Credit Suisse AG
4.700% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	22,800	15,188
4.725% (BBSW3M + 1.250%) due 11/20/2023 ~(e)		5,000	3,297
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~		$1,100	1,068

Credit Suisse Group AG
2.193% due 06/05/2026 •		8,700	7,767
3.800% due 06/09/2023		33,378	32,752
4.207% due 06/12/2024 •		14,735	14,311
6.394% (US0003M + 1.240%) due 06/12/2024 ~		25,720	25,083

Danske Bank AS
0.976% due 09/10/2025 •		5,000	4,647
1.226% due 06/22/2024 •		4,079	4,028
3.875% due 09/12/2023		2,195	2,177
5.375% due 01/12/2024		45,217	44,811
6.214% (US0003M + 1.060%) due 09/12/2023 ~		37,789	37,782

Deutsche Bank AG
0.898% due 05/28/2024 (e)		18,555	17,428
0.962% due 11/08/2023		25,502	24,355
2.222% due 09/18/2024 •		15,752	15,321
3.700% due 05/30/2024		5,100	4,844
5.206% due 11/08/2023 •		14,400	14,228

DNB Bank ASA
2.968% due 03/28/2025 •		15,520	15,152

First Abu Dhabi Bank PJSC
4.575% (BBSW3M + 1.100%) due 02/18/2025 ~	AUD	17,200	11,433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.693% (US0003M + 0.850%) due 08/08/2023 ~		$4,200	$4,206

Five Corners Funding Trust
4.419% due 11/15/2023		3,950	3,926

Ford Motor Credit Co. LLC
3.370% due 11/17/2023		17,230	16,924

FS KKR Capital Corp.
1.650% due 10/12/2024		10,000	9,204

GA Global Funding Trust
0.800% due 09/13/2024		2,800	2,610
1.000% due 04/08/2024		2,105	2,007
1.250% due 12/08/2023		30,085	29,183
1.625% due 01/15/2026		15,210	13,829
5.307% (SOFRRATE + 0.500%) due 09/13/2024 ~		10,875	10,578
5.913% (SOFRRATE + 1.360%) due 04/11/2025 ~		7,670	7,464

General Motors Financial Co., Inc.
1.050% due 03/08/2024		4,664	4,462
1.700% due 08/18/2023		40,118	39,506
3.700% due 05/09/2023		24,337	24,301
3.950% due 04/13/2024		17,899	17,640
4.150% due 06/19/2023		17,106	17,054
4.250% due 05/15/2023		11,694	11,673
5.100% due 01/17/2024		51,442	51,300
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		43,700	43,490

Goldman Sachs Group, Inc.
0.925% due 10/21/2024 •		20,000	19,465
4.638% (BBSW3M + 0.950%) due 06/22/2027 ~	AUD	3,200	2,068
4.674% (BBSW3M + 1.200%) due 05/16/2023 ~		10,550	7,052
4.901% (BBSW3M + 1.550%) due 05/02/2024 ~		16,730	11,210
5.592% due 12/09/2026 •		$15,800	15,392
6.034% (US0003M + 1.170%) due 05/15/2026 ~		3,773	3,744
6.209% (SOFRRATE + 1.390%) due 03/15/2024 ~		7,800	7,822
6.553% (US0003M + 1.600%) due 11/29/2023 ~		2,526	2,535

Hana Bank
5.904% (US0003M + 0.750%) due 06/13/2024 ~		6,300	6,299

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank PLC
3.641% due 09/28/2024 •		$28,582	$27,875

HSBC Holdings PLC
6.222% (SOFRRATE + 1.430%) due 03/10/2026 ~		60,200	59,816
6.384% (US0003M + 1.230%) due 03/11/2025 ~		53,850	53,877
6.534% (US0003M + 1.380%) due 09/12/2026 ~		8,377	8,309

ING Groep NV
4.100% due 10/02/2023		22,337	22,132
5.859% (SOFRRATE + 1.010%) due 04/01/2027 ~		32,455	31,574
6.489% (SOFRINDX + 1.640%) due 03/28/2026 ~		77,300	77,661

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		47,300	46,973

JPMorgan Chase & Co.
3.559% due 04/23/2024 •		39,263	39,219
3.797% due 07/23/2024 •		6,748	6,714
4.023% due 12/05/2024 •		8,967	8,882
4.652% (BBSW3M + 1.130%) due 11/22/2024 ~	AUD	1,540	1,028
5.605% (SOFRRATE + 0.765%) due 09/22/2027 ~		$24,500	23,993
5.660% (US0003M + 0.850%) due 01/10/2025 ~		2,155	2,145
5.705% (US0003M + 0.890%) due 07/23/2024 ~		21,801	21,791
5.968% (SOFRRATE + 1.320%) due 04/26/2026 ~		1,000	997

LeasePlan Corp. NV
2.875% due 10/24/2024		18,900	17,967

Lloyds Banking Group PLC
5.032% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	10,350	6,855

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024		$7,700	7,551
3.960% due 09/19/2023		17,400	17,291

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •		24,000	23,462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.965% (BBSW3M + 1.250%) due 10/01/2024 ~	AUD	3,400	$2,269
5.681% (SOFRRATE + 0.940%) due 02/20/2026 ~		$27,900	27,481
6.190% (SOFRRATE + 1.385%) due 09/12/2025 ~		51,500	51,502
6.238% (SOFRRATE + 1.650%) due 07/18/2025 ~		48,800	48,823

Mizuho Bank Ltd.
4.039% (BBSW3M + 0.540%) due 02/21/2025 ~	AUD	7,600	5,055
4.128% (BBSW3M + 0.750%) due 08/07/2024 ~		25,950	17,345

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		$7,133	6,985
1.241% due 07/10/2024 •		15,300	15,112
3.922% due 09/11/2024 •		15,943	15,813
4.705% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	16,455	11,006
5.588% (US0003M + 0.630%) due 05/25/2024 ~		$55,769	55,514
5.618% (US0003M + 0.610%) due 09/08/2024 ~		3,584	3,559
5.701% (SOFRRATE + 0.960%) due 05/22/2026 ~		700	688
5.800% (US0003M + 0.990%) due 07/10/2024 ~		8,300	8,286

Morgan Stanley
3.737% due 04/24/2024 •		14,690	14,664
5.108% (SOFRRATE + 0.455%) due 01/25/2024 ~		3,685	3,675
5.273% (SOFRRATE + 0.625%) due 01/24/2025 ~		1,497	1,476
5.772% (SOFRRATE + 1.165%) due 04/17/2025 ~		18,400	18,358
6.063% (US0003M + 1.220%) due 05/08/2024 ~		11,104	11,105

Nationwide Building Society
4.363% due 08/01/2024 •		32,051	31,788

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
4.519% due 06/25/2024 •		$1,120	$1,115
6.684% (US0003M + 1.550%) due 06/25/2024 ~		31,465	31,442

NatWest Markets PLC
6.290% (SOFRRATE + 1.450%) due 03/22/2025 ~		39,600	39,314

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024		218	207
1.125% due 09/16/2024		4,900	4,583
3.875% due 09/21/2023		17,395	17,203
5.648% (US0003M + 0.640%) due 03/08/2024 ~		5,700	5,631

Nomura Holdings, Inc.
1.851% due 07/16/2025		81,158	74,328
2.329% due 01/22/2027		30,800	27,245
2.648% due 01/16/2025		62,444	59,198

Nordea Bank Abp
5.747% (SOFRRATE + 0.960%) due 06/06/2025 ~		19,200	19,022
5.893% (US0003M + 0.940%) due 08/30/2023 ~		14,960	14,946

Pacific Life Global Funding II
5.406% (SOFRRATE + 0.620%) due 06/04/2026 ~		2,322	2,267

Piper Sandler Cos.
5.200% due 10/15/2023		24,600	24,538

QNB Finance Ltd.
6.248% (US0003M + 1.250%) due 03/21/2024 ~		63,400	63,599

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		56,000	52,940
4.796% due 11/15/2024 •		34,281	33,814

Shinhan Bank Co. Ltd.
4.584% (BBSW3M + 0.880%) due 09/29/2025 ~	AUD	970	644

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		$21,150	20,645
4.125% due 07/15/2023		13,410	13,323

Societe Generale SA
2.625% due 01/22/2025		72,536	68,025
3.875% due 03/28/2024		38,478	37,558
5.668% (SOFRRATE + 1.050%) due 01/21/2026 ~		57,415	55,938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
1.214% due 03/23/2025 •		$6,200	$5,940
3.785% due 05/21/2025 •		1,708	1,675
5.683% (SOFRRATE + 0.930%) due 11/23/2025 ~		42,550	41,765
6.589% (SOFRRATE + 1.740%) due 03/30/2026 ~		65,000	65,192

Sumitomo Mitsui Financial Group, Inc.
4.596% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	126,700	84,544

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		$6,238	5,870
5.260% (SOFRRATE + 0.440%) due 09/16/2024 ~		3,027	3,005

Synchrony Financial
4.250% due 08/15/2024		20,676	19,557
4.375% due 03/19/2024		23,628	22,719

UBS AG
4.251% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	99,040	65,887

UBS Group AG
6.301% (SOFRRATE + 1.580%) due 05/12/2026 ~		$65,900	65,738

Wells Fargo & Co.
5.777% due 05/17/2023 •		3,000	3,000
5.956% (SOFRRATE + 1.320%) due 04/25/2026 ~		58,732	58,696

			3,764,492

INDUSTRIALS 14.9%

7-Eleven, Inc.
0.800% due 02/10/2024		36,838	35,283

Ausgrid Finance Pty. Ltd.
3.750% due 10/30/2024	AUD	17,160	11,387
3.850% due 05/01/2023		$53,685	53,583
4.465% (BBSW3M + 1.100%) due 02/05/2024 ~	AUD	1,000	668
4.601% (BBSW3M + 1.220%) due 10/30/2024 ~		20,390	13,632

Barry Callebaut Services NV
5.500% due 06/15/2023		$41,356	41,291

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
3.222% due 08/15/2024	$109,341	$106,087

Baxter International, Inc.
5.038% (SOFRINDX + 0.260%) due 12/01/2023 ~	22,302	22,156

Bayer U.S. Finance LLC
3.875% due 12/15/2023	22,300	22,054
5.876% (US0003M + 1.010%) due 12/15/2023 ~	64,687	64,620

Berry Global, Inc.
4.875% due 07/15/2026	46,123	45,003

Boeing Co.
1.875% due 06/15/2023	11,878	11,798
4.508% due 05/01/2023	122,697	122,656

Broadcom, Inc.
2.250% due 11/15/2023	450	442

Charter Communications Operating LLC
6.464% (US0003M + 1.650%) due 02/01/2024 ~	169,783	170,458

CNH Industrial NV
4.500% due 08/15/2023	32,179	32,023

DAE Funding LLC
1.550% due 08/01/2024	32,900	30,960

Daimler Trucks Finance North America LLC
5.526% (SOFRRATE + 1.000%) due 04/05/2024 ~	5,500	5,479
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~	30,500	30,100

Dell International LLC
5.450% due 06/15/2023	45,238	45,223

Eni SpA
4.000% due 09/12/2023	26,851	26,636

Haleon U.S. Capital LLC
3.024% due 03/24/2024	22,900	22,268

HCA, Inc.
5.000% due 03/15/2024	120,650	119,973

Hyatt Hotels Corp.
1.300% due 10/01/2023	49,108	48,083

Hyundai Capital America
0.800% due 04/03/2023	37,500	37,500
0.800% due 01/08/2024	34,900	33,632
0.875% due 06/14/2024	3,300	3,126
4.125% due 06/08/2023	125	125
5.750% due 04/06/2023	15,298	15,298

Imperial Brands Finance PLC
3.125% due 07/26/2024	53,556	51,903
3.500% due 07/26/2026	5,800	5,440
4.250% due 07/21/2025	5,063	4,906

Infor, Inc.
1.450% due 07/15/2023	3,400	3,353

JDE Peet’s NV
0.800% due 09/24/2024	56,011	52,224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern
3.000% due 05/15/2023		$11,575	$11,533

McDonald’s Corp.
4.763% (BBSW3M + 1.130%) due 03/08/2024 ~	AUD	12,640	8,468

Mercedes-Benz Finance North America LLC
5.646% (US0003M + 0.840%) due 05/04/2023 ~		$19,800	19,785

Microchip Technology, Inc.
4.333% due 06/01/2023		4,940	4,922

Mylan, Inc.
4.200% due 11/29/2023		3,863	3,822

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		56,063	55,234

NXP BV
4.875% due 03/01/2024		5,180	5,143

Pacific National Finance Pty Ltd.
6.000% due 04/07/2023		8,200	8,200

Panasonic Holdings Corp.
2.679% due 07/19/2024		1,123	1,085

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024		5,818	5,704

Renesas Electronics Corp.
1.543% due 11/26/2024		3,100	2,896

SABIC Capital BV
4.000% due 10/10/2023		2,700	2,680

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		13,765	13,802

Saudi Arabian Oil Co.
1.250% due 11/24/2023		2,200	2,147

SK Broadband Co. Ltd.
3.875% due 08/13/2023		4,700	4,681

SK Hynix, Inc.
1.000% due 01/19/2024		45,177	43,542
3.000% due 09/17/2024		8,228	7,906

SK Telecom Co. Ltd.
3.750% due 04/16/2023		8,655	8,652

Skyworks Solutions, Inc.
0.900% due 06/01/2023		2,500	2,479

Stellantis NV
5.250% due 04/15/2023		45,280	45,327

TD SYNNEX Corp.
1.250% due 08/09/2024		45,021	42,148

Thermo Fisher Scientific, Inc.
4.937% (SOFRINDX + 0.350%) due 04/18/2023 ~		33,900	33,898
4.977% (SOFRINDX + 0.390%) due 10/18/2023 ~		415	414
5.117% (SOFRINDX + 0.530%) due 10/18/2024 ~		23,500	23,352

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Finance Australia Ltd.
4.245% (BBSW3M + 0.550%) due 03/26/2024 ~	AUD	2,000	$1,333

Transurban Queensland Finance Pty. Ltd.
5.712% (BBSW3M + 2.050%) due 12/16/2024 ~		27,000	18,248

Volkswagen Group of America Finance LLC
3.950% due 06/06/2025		$3,920	3,847
4.250% due 11/13/2023		9,600	9,532

Warnermedia Holdings, Inc.
3.428% due 03/15/2024		6,600	6,450
3.788% due 03/15/2025		32,600	31,588
6.599% (SOFRINDX + 1.780%) due 03/15/2024 ~		15,280	15,333

			1,733,521

UTILITIES 4.0%

AT&T, Inc.
3.450% due 09/19/2023	AUD	9,000	5,994
4.939% (BBSW3M + 1.250%) due 09/19/2023 ~		4,060	2,719

British Telecommunications PLC
4.500% due 12/04/2023		$4,627	4,598

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024		4,700	4,512
3.488% due 02/28/2024		2,210	2,170

Enel Finance International NV
2.650% due 09/10/2024		75,682	73,091
4.250% due 06/15/2025		12,292	12,046
6.800% due 10/14/2025		10,400	10,758

ETSA Utilities Finance Pty. Ltd.
4.685% (BBSW3M + 1.040%) due 12/13/2023 ~	AUD	1,750	1,171

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		$27,986	27,651
6.875% due 06/21/2023		24,423	24,463

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024		1,380	1,326

Korea Southern Power Co. Ltd.
4.351% (BBSW3M + 0.970%) due 10/30/2024 ~	AUD	44,180	29,457

Network Finance Co. Pty. Ltd.
4.940% (BBSW3M + 1.230%) due 12/06/2024 ~		2,000	1,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
4.255% due 09/01/2024		$5,000	$4,956
5.850% (SOFRINDX + 1.020%) due 03/21/2024 ~		106,800	106,435
6.051% due 03/01/2025		19,300	19,644

Pacific Gas & Electric Co.
1.700% due 11/15/2023		36,077	35,204
3.250% due 06/15/2023		2,100	2,089
3.400% due 08/15/2024		4,400	4,278
3.750% due 02/15/2024		6,900	6,775
3.850% due 11/15/2023		2,300	2,267
4.250% due 08/01/2023		7,000	6,960

SES SA
3.600% due 04/04/2023		10,781	10,781

SGSP Australia Assets Pty. Ltd.
3.750% due 06/28/2023	AUD	3,100	2,070

Southern California Edison Co.
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~		$24,239	24,089

Sprint LLC
7.875% due 09/15/2023		1,500	1,512

Verizon Communications, Inc.
5.964% (US0003M + 1.100%) due 05/15/2025 ~		35,091	35,173

Victoria Power Networks Finance Pty. Ltd.
4.005% (BBSW3M + 0.500%) due 08/23/2024 ~	AUD	8,300	5,508

			469,036

Total Corporate Bonds & Notes (Cost $6,101,635)			5,967,049

MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
5.164% (US0003M + 0.300%) due 02/15/2036 ~		$15,720	14,529

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
4.948% (US0003M + 0.130%) due 10/25/2036 ~	$1,228	$1,213

Total Municipal Bonds & Notes (Cost $16,369)		15,742

U.S. GOVERNMENT AGENCIES 11.0%

Fannie Mae
2.939% due 05/01/2035 •	43	42
3.000% due 05/25/2028 - 06/25/2028 (a)	10,583	437
3.014% due 06/01/2035 •	18	17
3.038% due 10/01/2035 •	5	5
3.090% due 06/01/2033 •	8	8
3.399% due 07/01/2029 •	21	21
3.415% due 01/01/2027 •	1	1
3.522% due 11/01/2035 •	27	27
3.647% due 07/01/2034 •	1	1
3.663% due 01/01/2036 •	2	2
3.675% due 09/01/2034 •	33	32
3.738% due 01/01/2036 •	5	5
3.770% due 05/01/2038 •	641	650
3.785% due 06/01/2034 •	1	0
3.788% due 08/01/2035 •	4	4
3.792% due 06/01/2035 •	8	8
3.820% due 05/01/2035 •	9	9
3.826% due 05/01/2034 •	1	1
3.829% due 12/01/2040 •	11	11
3.917% due 02/01/2034 •	11	10
3.955% due 05/01/2036 •	246	241
3.979% due 09/01/2034 •	4	4
3.987% due 09/01/2035 •	5	5
3.990% due 12/01/2036 •	1	1
3.992% due 06/01/2043 •	150	143
3.993% due 03/01/2044 - 10/01/2044 •	772	736
3.996% due 07/01/2035 •	7	7
4.030% due 11/01/2035 •	7	7
4.077% due 12/01/2036 •	3	3
4.138% due 09/01/2034 •	5	5
4.199% due 09/01/2034 •	22	22
4.300% due 01/01/2036 •	23	23
4.301% due 08/01/2029 •	71	70
4.302% due 05/01/2036 •	6	6
4.323% due 03/01/2036 •	14	14
4.340% due 02/01/2033 •	2	2
4.395% due 11/01/2034 •	28	29
4.420% due 11/01/2024 •	1	1
4.478% due 07/01/2028 •	1	1
4.677% due 07/25/2037 •	101	99
4.747% due 03/25/2036 •	12	12
4.965% due 03/25/2034 •	4	4
4.967% due 09/25/2042 ~	137	134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.995% due 08/25/2034 ~	$12	$12
5.045% due 02/25/2037 •	281	275
5.071% due 12/25/2036 •	28	28
5.109% due 03/17/2032 •	114	114
5.145% due 12/25/2028 ~	21	21
5.159% due 09/17/2027 •	1	1
5.159% due 10/25/2042 ~	112	113
5.161% due 05/18/2032 •	23	23
5.165% due 06/25/2036 •	48	47
5.185% due 11/25/2036 •	44	43
5.195% due 04/25/2036 - 03/25/2044 •	133	130
5.215% due 03/25/2036 •	22	21
5.245% due 06/25/2032 - 09/25/2032 ~	15	15
5.245% due 09/25/2032 •	2	2
5.261% due 07/18/2027 - 05/18/2032 •	25	24
5.275% due 07/25/2036 •	15	15
5.295% due 10/25/2030 - 09/25/2037 •	57	57
5.345% due 04/25/2042 •	87	86
5.385% due 07/25/2037 •	85	85
5.475% due 04/25/2031 •	33	33
5.615% due 06/25/2037 •	62	62
5.695% due 07/25/2038 •	1	1
5.745% due 04/25/2032 •	3	3
5.745% due 11/25/2049 ~	7	7
5.845% due 11/25/2049 •	5	5
6.065% due 10/25/2038 •	16	16

Federal Home Loan Bank
5.480% due 02/26/2025	125,000	124,803
5.710% due 03/14/2025	96,800	96,822

Freddie Mac
0.000% due 01/15/2038 ~(a)	6,390	269
2.500% due 10/25/2048	5,361	4,866
3.000% due 12/25/2046	2,547	2,260
3.500% due 12/25/2046	5,566	5,052
3.783% due 08/01/2034 •	9	9
3.944% due 07/01/2033 •	5	5
3.977% due 09/01/2035 •	19	19
3.981% due 08/01/2035 •	10	10
4.060% due 11/01/2035 •	6	6
4.126% due 12/01/2035 •	7	7
4.199% due 10/01/2033 •	3	3
4.284% due 08/01/2035 •	2	2
4.338% due 10/25/2044 - 02/25/2045 •	1,403	1,329
4.375% due 05/01/2034 •	7	7
4.934% due 07/15/2034 ~	5	5
5.000% due 08/15/2035	583	586
5.034% due 07/15/2036 •	133	131
5.084% due 06/15/2031 •	23	22
5.134% due 12/15/2031 - 09/15/2041 •	267	262

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.164% due 11/15/2036 •	$13	$12
5.184% due 07/15/2039 - 02/15/2041 •	725	715
5.234% due 06/15/2031 •	51	51
5.284% due 06/15/2031 ~	22	21
5.284% due 12/15/2037 •	48	48
5.384% due 03/15/2032 •	48	48
5.650% due 03/07/2025	31,700	31,729
5.680% due 04/03/2025 (b)	161,190	161,117
5.684% due 11/15/2033 - 10/15/2049 •	94	95
5.730% due 04/03/2025 (b)	102,400	102,377
5.820% due 03/20/2025	112,200	112,244
5.950% due 03/21/2025	166,300	166,480
6.500% due 07/25/2043	108	114

Ginnie Mae
1.968% due 04/20/2067 •	2,704	2,703
2.500% due 01/20/2049 - 10/20/2049	3,812	3,405
2.500% due 06/20/2051 •	68,725	58,904
2.625% (H15T1Y + 1.500%) due 09/20/2023 - 01/20/2026 ~	20	20
2.625% due 08/20/2027 - 03/20/2032 •	354	343
2.750% due 11/20/2026 - 12/20/2033 •	102	101
2.875% (H15T1Y + 1.500%) due 04/20/2024 - 06/20/2026 ~	6	5
2.875% due 06/20/2027 - 05/20/2032 •	230	226
3.000% (H15T1Y + 1.500%) due 04/20/2025 - 08/20/2025 ~	2	1
3.000% due 08/20/2027 - 07/20/2051 •	268,450	234,316
3.575% due 07/20/2067 •	2,775	2,773
3.689% due 12/20/2068 •	3,321	3,230
3.834% due 12/20/2068 •	8,196	7,997
4.646% due 11/20/2067 •	1,207	1,206
5.336% due 10/20/2066 ~	1,577	1,573
5.366% due 01/20/2066 ~	3,278	3,245
5.416% due 04/20/2066 ~	2,388	2,375
5.416% due 11/20/2066 •	4,653	4,622
5.516% due 12/20/2066 •	1,827	1,821
5.566% due 03/20/2066 •	7,212	7,162
5.728% due 08/16/2039 •	112	113
6.543% due 05/20/2071 •	14,505	14,930

Ginnie Mae, TBA
2.500% due 05/01/2053	17,200	15,151

U.S. Small Business Administration
4.340% due 03/01/2024	3	3
5.370% due 04/01/2028	23	23
5.490% due 03/01/2028	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049		$39,170	$37,989

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053 - 05/01/2053		55,200	52,820

Total U.S. Government Agencies (Cost $1,322,370)			1,272,695

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.8%

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •		13,500	13,115

Adjustable Rate Mortgage Trust
4.377% due 02/25/2035 ~		256	249

American Home Mortgage Assets Trust
5.035% due 05/25/2046 ^•		727	582
5.225% due 09/25/2046 ^•		315	258

Ashford Hospitality Trust
5.584% due 04/15/2035 •		6,705	6,523

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •		17,200	16,576

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	39,199	48,283

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~		$11,700	11,501
5.734% due 09/15/2038 •		4,200	3,925
5.884% due 03/15/2034 •		17,500	17,103

Banc of America Funding Trust
4.160% due 02/20/2036 ~		221	201

Banc of America Mortgage Trust
3.903% due 02/25/2036 ^~		19	17
5.750% due 07/20/2032 ~		2	2

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~		18	17
3.539% due 08/25/2033 ~		375	343

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.573% due 11/25/2034 ~	$2,973	$2,643
3.620% due 05/25/2047 ^~	308	269
3.653% due 07/25/2033 ~	787	727
3.914% due 01/25/2034 ~	15	14
3.957% due 01/25/2035 ~	17	15
4.082% due 01/25/2034 ~	59	56
4.191% due 11/25/2034 ~	130	115

Bear Stearns ALT-A Trust
3.722% due 11/25/2036 ~	1,027	573
3.942% due 05/25/2035 ~	62	57
3.964% due 09/25/2035 ^~	1,050	644
4.601% due 01/25/2036 ^~	569	527
5.165% due 02/25/2034 •	261	226

Bear Stearns Asset-Backed Securities Trust
5.500% due 09/25/2033 þ	4,519	4,320

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	1,417	1,067
3.947% due 01/26/2036 ^~	2,241	1,745

Beast Mortgage Trust
5.734% due 03/15/2036 •	5,200	4,600

BIG Commercial Mortgage Trust
6.169% due 02/15/2039 ~	13,700	13,253

Brass PLC
5.572% due 11/16/2066 •	1,623	1,623

BWAY Mortgage Trust
5.934% due 09/15/2036 •	9,200	8,731

BX Commercial Mortgage Trust
5.641% due 01/15/2034 ~	69,536	67,518

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.095% due 08/25/2035 •	48	43

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •	3	3
3.748% due 07/25/2046 ^~	94	83
3.890% due 09/25/2037 ^~	636	544
3.906% due 08/25/2035 ~	138	132
3.950% due 05/25/2035 •	30	28
4.322% due 03/25/2034 ~	21	19
4.915% due 01/25/2037 •	113	102
5.000% due 05/25/2051 •	12,730	11,662
7.110% due 10/25/2035 ^~	22	21

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	13,900	13,267

Countrywide Alternative Loan Trust
3.973% due 02/25/2037 ^~	305	253
4.138% due 12/25/2035 •	195	156
4.138% due 02/25/2036 •	132	117
4.941% due 02/20/2047 ^•	1,679	1,257
4.956% due 12/20/2046 ^•	1,134	904
4.971% due 07/20/2046 ^~	584	447
5.165% due 02/25/2047 •	62	53
5.205% due 05/25/2047 ~	1,071	889
5.225% due 09/25/2046 ^•	321	290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.265% due 07/25/2046 •		$113	$97
6.000% due 04/25/2037 ^		103	49
6.250% due 12/25/2033		43	43

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~		57	49
4.125% due 07/19/2031 ~		2	2
5.305% due 05/25/2035 •		96	77
5.425% due 04/25/2035 ~		8	7

Countrywide Home Loan Reperforming REMIC Trust
4.255% due 01/25/2034 ^~		6	5
5.185% due 06/25/2035 ~		913	832

Credit Suisse First Boston Mortgage Securities Corp.
3.498% due 11/25/2033 ~		115	104
3.990% due 11/25/2034 ~		132	125
5.044% due 03/25/2032 ~		16	15

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		11,357	10,559
2.215% due 11/25/2061 ~		1,717	1,638
2.688% due 03/25/2059 ~		7,875	7,638
3.005% due 12/26/2059 ~		1,916	1,919
5.000% due 07/25/2056 •		11,979	11,103
5.434% due 07/15/2032 ~		15,600	14,631

Dutch Property Finance BV
3.118% due 07/28/2054 •	EUR	473	510

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$450	431

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	498	588

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	10,392	11,023

Extended Stay America Trust
5.765% due 07/15/2038 ~		$97,912	95,052

Finsbury Square PLC
5.460% due 06/16/2070 •	GBP	14,535	17,944

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		$98	66

FirstKey Master Funding
3.000% due 05/27/2036 ~		2,324	2,051

FWD Securitization Trust
2.240% due 01/25/2050 ~		3,195	2,931

GCAT Trust
1.091% due 05/25/2066 ~		14,908	12,240
1.348% due 05/25/2066 ~		1,497	1,234
2.650% due 10/25/2068 ~		1,215	1,148
2.885% due 12/27/2066 ~		29,971	26,742

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •		16,100	14,787

Gemgarto PLC
4.750% due 12/16/2067 •	GBP	4,794	5,852

GMAC Mortgage Corp. Loan Trust
3.415% due 08/19/2034 ~		$208	177

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
2.796% due 06/18/2038 •	EUR	391	$419
4.420% due 03/18/2039 •	GBP	622	760
4.440% due 06/18/2038 •		289	352

GreenPoint Mortgage Funding Trust
5.285% due 06/25/2045 •		$97	88
5.305% due 06/25/2045 •		48	34
5.385% due 11/25/2045 •		175	157

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		10,600	10,555

GS Mortgage Securities Trust
3.648% due 01/10/2047		4,890	4,847

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		57,863	52,938

GS Mortgage-Backed Securities Trust
5.000% due 12/25/2051 ~		10,030	9,215
5.000% due 02/25/2052 ~		26,889	24,624

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		75	71

GSR Mortgage Loan Trust
3.550% due 04/25/2036 ~		121	82
3.895% due 01/25/2036 ^~		106	102
4.052% due 09/25/2035 ~		347	321

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~		10	9
4.499% due 04/19/2034 ~		7	6
5.021% due 03/19/2037 •		360	311
5.201% due 05/19/2035 •		383	338
5.241% due 03/19/2036 ^•		1,165	1,010

HPLY Trust
5.684% due 11/15/2036 •		20,444	19,999

Impac CMB Trust
5.485% due 03/25/2035 •		1,034	925

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~		1	1

IndyMac IMSC Mortgage Loan Trust
5.205% due 07/25/2047 •		283	190

IndyMac INDX Mortgage Loan Trust
3.834% due 12/25/2034 ~		8	8
5.225% due 09/25/2046 •		540	448
5.245% due 06/25/2046 •		226	174
5.265% due 05/25/2046 •		84	72
5.325% due 07/25/2035 •		60	55

InTown Mortgage Trust
7.316% due 08/15/2039 •		28,500	28,337

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		4,300	4,159
4.128% due 07/05/2031		5,000	4,525
5.784% due 12/15/2036 •		8,500	7,481
5.894% due 06/15/2035 •		23,840	21,926
6.134% due 12/15/2031 •		8,059	7,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
3.500% due 05/25/2050 ~		$1,836	$1,636
3.500% due 08/25/2050 ~		321	289
3.580% due 04/25/2035 ~		562	447
5.000% due 02/25/2052 •		10,878	9,959

Kinbane DAC
3.752% due 09/25/2062 ~	EUR	19,922	21,401

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ		$3,431	3,174
1.875% due 10/25/2068 þ		13,267	11,940
2.250% due 07/25/2067 þ		7,234	6,610

Luminent Mortgage Trust
5.185% due 12/25/2036 •		358	304
5.205% due 12/25/2036 ^•		53	47
5.245% due 10/25/2046 •		92	78

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~		195	180
5.055% due 04/25/2046 •		189	161

MASTR Alternative Loan Trust
6.000% due 08/25/2033		207	201

MBRT
5.884% due 11/15/2036 •		2,211	2,174

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •		230	216

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •		207	192
5.267% due 10/20/2029 •		175	173
5.544% due 08/15/2032 •		15	13

Merrill Lynch Mortgage Investors Trust
5.265% due 02/25/2036 •		1,158	1,070
5.345% due 11/25/2035 •		135	124
6.771% due 12/25/2032 •		2	1

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~		181	156

MFA Trust
1.131% due 07/25/2060 ~		1,696	1,492
1.381% due 04/25/2065 ~		11,130	10,094
1.479% due 03/25/2065 ~		1,537	1,405

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~		12,699	11,820
2.750% due 08/25/2059 ~		12,343	11,727

Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/2048		1,205	1,171

Morgan Stanley Capital Trust
5.684% due 05/15/2036 •		11,400	10,979

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~		25	23
5.285% due 02/25/2047 ~		674	193

Morgan Stanley Residential Mortgage Loan Trust
5.000% due 09/25/2051 ~		12,136	11,116

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Mortgage Loan Trust
5.585% due 12/25/2034 •		$167	$160

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		2,679	2,415
2.464% due 01/26/2060 ~		1,050	962
2.750% due 07/25/2059 ~		49,552	46,252
2.750% due 11/25/2059 ~		46,804	43,937
3.500% due 12/25/2057 ~		1,887	1,786
3.500% due 10/25/2059 ~		1,665	1,539
4.500% due 05/25/2058 ~		7,601	7,132

New York Mortgage Trust
1.670% due 08/25/2061 þ		18,026	16,574

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •		55,900	51,374

OBX Trust
5.000% due 10/25/2051 •		6,011	5,497
5.495% due 06/25/2057 ~		793	742

One New York Plaza Trust
5.634% due 01/15/2036 •		27,900	26,776

Polaris PLC
5.409% due 05/27/2057 •	GBP	527	650

Precise Mortgage Funding PLC
4.950% due 03/12/2055 •		818	1,009

Residential Accredit Loans, Inc. Trust
4.498% due 09/25/2045 •		$193	166
5.145% due 08/25/2035 •		288	216
5.265% due 04/25/2046 ~		136	39
5.345% due 08/25/2037 ~		129	114

Residential Asset Securitization Trust
4.462% due 12/25/2034 ~		681	602
5.750% due 02/25/2036 ^		80	33

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		9	9

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	21,207	26,161

RESIMAC Premier
5.460% due 07/10/2052 •		$5,441	5,403

RMAC PLC
4.970% due 06/12/2046 •	GBP	4,394	5,415

Sage AR Funding PLC
5.331% due 11/17/2030 ~		4,800	5,760

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~		$69	45
4.265% due 04/20/2035 ~		28	27
5.161% due 05/20/2035 •		959	813
5.215% due 05/20/2034 •		140	139
5.521% due 10/20/2027 •		59	55

Silverstone Master Issuer PLC
4.661% due 01/21/2070 •	GBP	11,856	14,644

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •		11,684	14,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
4.119% due 08/25/2035 ~		$176	$150
4.538% due 01/25/2035 ^•		24	19
5.193% due 02/25/2034 ~		18	16

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •		255	83
5.225% due 07/25/2046 ^•		921	623
5.261% due 07/19/2035 •		46	42
5.285% due 05/25/2036 •		2,197	1,661
5.285% due 05/25/2046 •		601	202
5.305% due 05/25/2045 ~		125	109
5.341% due 07/19/2034 •		4	4
5.405% due 02/25/2036 ^•		8	7
5.421% due 09/19/2032 •		4	4
5.461% due 03/19/2034 •		73	66
5.461% due 04/19/2035 •		375	328

Structured Asset Securities Corp.
5.044% due 02/25/2034 þ		1	1

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •		10,207	10,018

Thornburg Mortgage Securities Trust
3.626% due 04/25/2045 ~		31	29

Towd Point Mortgage Funding
5.012% due 02/20/2045 •	GBP	5,345	6,567
5.037% due 10/20/2051 •		5,187	6,403
5.243% due 07/20/2045 ~		32,777	40,069
5.243% due 07/20/2045 •		1,117	1,366
5.893% due 02/20/2054 •		5,889	7,252

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		$74,252	65,394
2.250% due 12/25/2061 ~		19,401	17,980
2.710% due 01/25/2060 ~		21,943	20,495
3.750% due 05/25/2058 ~		16,464	15,780
5.845% due 05/25/2058 •		8,302	8,206
5.845% due 10/25/2059 •		5,678	5,647

Trinity Square PLC
4.713% due 07/15/2059 •	GBP	15,746	19,354

TTAN
5.535% due 03/15/2038 •		$2,662	2,581

Twin Bridges PLC
5.150% due 09/12/2050 •	GBP	1,870	2,306

Verus Securitization Trust
1.977% due 03/25/2060 ~		$285	278

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~		118	101
3.162% due 01/25/2037 ^~		167	144
3.253% due 06/25/2034 ~		315	285
3.348% due 05/25/2037 ^~		231	178
3.387% due 12/25/2046 ~		359	332
3.518% due 12/25/2036 ^~		112	95
3.519% due 02/27/2034 •		13	12
3.601% due 02/25/2037 ^~		588	521
3.603% due 12/25/2046 •		518	447

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.613% due 12/25/2046 ^•		$257	$214
3.650% due 02/25/2037 ^~		245	215
3.652% due 02/25/2037 ^~		219	184
3.754% due 09/25/2036 ^~		158	138
3.838% due 02/25/2047 ^•		209	171
3.868% due 01/25/2047 •		120	108
3.878% due 01/25/2047 ^•		246	212
3.898% due 04/25/2047 •		415	354
4.021% due 03/25/2033 ~		14	13
4.138% due 02/25/2046 •		673	586
4.138% due 08/25/2046 •		2,790	2,527
4.157% due 09/25/2033 ~		351	320
4.165% due 09/25/2033 ~		66	58
4.186% due 07/25/2046 •		114	91
4.186% due 08/25/2046 •		1,195	939
4.338% due 11/25/2042 •		87	78
4.388% due 01/25/2047 •		83	72
4.538% due 06/25/2042 •		64	57
4.538% due 08/25/2042 •		107	98
4.638% due 09/25/2046 •		167	150
4.638% due 11/25/2046 ~		69	59
5.365% due 11/25/2045 •		40	36
5.385% due 12/25/2045 •		50	45
5.425% due 10/25/2045 •		292	268
5.465% due 01/25/2045 •		31	29
5.565% due 10/25/2045 •		486	443
5.625% due 01/25/2045 •		842	759

Warwick Finance Residential Mortgages PLC
5.193% due 03/21/2042 •	GBP	2,791	3,408

Washington Mutual Mortgage Pass-Through Certificates Trust
4.108% due 05/25/2046 ^•		$192	150

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~		3,565	3,549
5.906% due 12/13/2031 •		10,000	9,913
6.259% due 01/15/2059 •		3,500	3,452

Wells Fargo-RBS Commercial Mortgage Trust
3.369% due 11/15/2047		4,955	4,845
5.269% due 08/15/2047 •		3,861	3,851

Total Non-Agency Mortgage-Backed Securities (Cost $1,465,095)			1,375,527

ASSET-BACKED SECURITIES 23.5%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		5,479	5,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AASET Trust
3.844% due 01/16/2038		$6,474	$4,176

ACAS CLO Ltd.
5.685% due 10/18/2028 •		21,999	21,749

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •		2,131	2,091

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		8	3
5.625% due 04/25/2034 •		12,810	11,985
5.880% due 10/25/2034 ~		2,234	2,059

ACREC Ltd.
6.921% due 02/19/2038 •		6,300	6,258

American Money Management Corp. CLO Ltd.
5.809% due 11/10/2030 •		14,524	14,366

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.625% due 05/25/2034 •		73	72

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •		100	95

AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.785% due 06/25/2029 •		83	78

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		54,103	53,525
5.932% due 07/15/2032 •		28,400	27,945

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		7,595	7,525

Apidos CLO
5.722% due 07/17/2030 •		5,900	5,830

Apres Static CLO Ltd.
5.862% due 10/15/2028 •		10,135	10,087

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	25,306	26,916

AREIT Trust
5.789% due 11/17/2038 •		$16,121	15,586
6.044% due 09/14/2036 •		1,143	1,114
6.985% due 06/17/2039 •		26,300	26,275

Ares CLO Ltd.
5.662% due 01/15/2029 •		7,184	7,119
5.842% due 01/15/2032 •		15,000	14,780
5.845% due 04/18/2031 ~		10,200	10,072

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.867% due 12/25/2033 ~		435	478

Asset-Backed Funding Certificates Trust
5.545% due 06/25/2034 ~		267	251
5.820% due 06/25/2033 •		645	634

Asset-Backed Securities Corp. Home Equity Loan Trust
3.245% due 07/25/2036 •		1,150	1,084
4.925% due 05/25/2037 •		18	12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
5.678% due 04/20/2028 •		$367	$367

Bain Capital Euro DAC
3.082% due 01/20/2032 •	EUR	14,900	15,769

Bear Stearns Asset-Backed Securities Trust
5.505% due 10/25/2032 •		$61	61
5.580% due 09/25/2035 ~		3,601	3,580
5.645% due 10/27/2032 •		34	33
5.845% due 10/25/2037 •		13	13
5.845% due 11/25/2042 •		13	12
6.095% due 08/25/2037 •		141	138

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		10,576	10,469

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		27,800	27,300

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	912	973

BMW Vehicle Lease Trust
5.270% due 02/25/2025		$4,200	4,199

Brightspire Capital Ltd.
5.911% due 08/19/2038 •		15,500	15,227

BXMT Ltd.
6.073% due 11/15/2037 •		3,100	3,022

Capital One Prime Auto Receivables Trust
3.740% due 09/15/2025		17,325	17,152

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •	EUR	12,389	13,129

Carlyle Global Market Strategies CLO Ltd.
5.762% due 04/17/2031 •		$1,595	1,577

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		12,900	12,701

Carmax Auto Owner Trust
5.230% due 01/15/2026		10,000	9,992

Carmax Auto Owner Trust
5.340% due 12/15/2025		9,800	9,794

Carvana Auto Receivables Trust
4.420% due 12/10/2025		5,299	5,270

Chase Funding Trust
5.485% due 08/25/2032 •		20	18

CIFC Funding Ltd.
5.766% due 10/24/2030 •		31,873	31,494
5.875% due 04/27/2031 •		400	395

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		32,800	32,805

Citibank Credit Card Issuance Trust
5.372% due 04/22/2026 •		34,800	34,833

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •		206	145

CLNC Ltd.
6.056% due 08/20/2035 •		13,716	13,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonbond Student Loan Trust
2.550% due 05/25/2041		$1,209	$1,128
3.560% due 09/25/2045		983	929

Countrywide Asset-Backed Certificates
5.135% due 05/25/2047 ~		143	134
5.585% due 05/25/2032 •		59	59

Countrywide Asset-Backed Certificates Trust
4.995% due 09/25/2046 •		22	21
5.385% due 12/25/2034 •		3,844	3,620
5.645% due 10/25/2047 •		1,252	1,129
5.670% due 03/25/2034 •		1,081	1,071
5.745% due 05/25/2036 •		372	357
6.345% due 10/25/2034 •		1,633	1,603

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
3.331% due 08/25/2035 •		830	816
4.737% due 07/25/2037 ~		209	138

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •		34	16

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		29,654	29,127

CVC Cordatus Loan Fund DAC
3.587% due 09/15/2031 •	EUR	19,500	20,585

CWHEQ Revolving Home Equity Loan Trust
4.824% due 01/15/2037 •		$6	5

Daimler Trucks Retail Trust
5.070% due 09/16/2024		58,332	58,150

Delta Funding Home Equity Loan Trust
5.504% due 09/15/2029 •		16	15

Dryden Euro CLO DAC
2.948% due 04/15/2033 •	EUR	9,400	9,913

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •		$16,080	15,613
5.845% due 07/25/2069 •		8,584	8,364
5.895% due 05/25/2067 •		1,069	1,035

Edsouth Indenture LLC
5.575% due 04/25/2039 •		856	846

EFS Volunteer LLC
5.668% due 10/25/2035 •		1,019	1,018

Elevation CLO Ltd.
5.768% due 10/25/2030 •		21,869	21,661

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		27,680	24,148

EMC Mortgage Loan Trust
5.585% due 05/25/2040 •		22	21

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		12,700	12,511
5.330% due 03/20/2024		9,208	9,212
5.760% due 10/22/2029		36,200	36,470

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	3,750	3,960

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fieldstone Mortgage Investment Trust
7.020% due 08/25/2034 ~		$37	$37

Finance America Mortgage Loan Trust
5.670% due 08/25/2034 •		5,673	5,222

First Franklin Mortgage Loan Trust
5.005% due 11/25/2036 •		858	839

First NLC Trust
4.915% due 08/25/2037 •		334	173

FirstKey Homes Trust
1.266% due 10/19/2037		53,818	48,878

Ford Auto Securitization Trust
1.162% due 10/15/2025	CAD	19,877	14,366

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024		8,823	6,523

Ford Credit Auto Lease Trust
5.190% due 06/15/2025		$13,500	13,481

Ford Credit Auto Owner Trust
5.078% due 04/15/2025 •		19,346	19,359
5.140% due 03/15/2026		7,800	7,802
5.318% due 08/15/2025 ~		22,100	22,116

Fremont Home Loan Trust
5.580% due 01/25/2035 ~		739	713

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		9,900	9,705
5.865% due 01/21/2028 •		9,988	9,963

GM Financial Automobile Leasing Trust
4.010% due 10/21/2024		7,490	7,443
5.269% due 10/21/2024 •		8,156	8,157

GM Financial Consumer Automobile Receivables Trust
5.208% due 11/17/2025 •		33,300	33,338

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		5,700	5,642

GPMT Ltd.
6.102% due 12/15/2036 •		15,000	14,580

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		9,441	9,340

Greywolf CLO Ltd.
5.978% due 01/27/2031 •		6,000	5,927

GSAA Home Equity Trust
5.385% due 07/25/2037 •		465	439

GSAMP Trust
4.915% due 12/25/2036 ~		266	130
5.365% due 06/25/2036 •		3,350	3,206
5.595% due 01/25/2034 •		1,047	993

GSRPM Mortgage Loan Trust
5.345% due 03/25/2035 ~		1,014	999

Harvest CLO DAC
3.048% due 07/15/2031 •	EUR	9,500	10,021

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •		$7,181	6,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		$11,200	$10,986

Home Equity Asset Trust
5.430% due 07/25/2036 •		2,709	2,667
5.765% due 02/25/2033 •		1	1
5.790% due 06/25/2034 •		2,207	2,144

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •		84	28

HSI Asset Securitization Corp. Trust
5.165% due 05/25/2037 •		42	42
5.340% due 02/25/2036 •		2,054	1,918

Hyundai Auto Lease Securitization Trust
5.198% due 04/15/2025 ~		13,000	13,015
5.258% due 01/15/2025 •		9,232	9,244

Hyundai Auto Receivables Trust
5.338% due 11/17/2025 •		57,000	57,033

Invesco Euro CLO DAC
2.938% due 07/15/2031 •	EUR	2,500	2,642

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		$2,360	2,319
5.085% due 05/25/2037 •		746	738
5.250% due 07/25/2036 •		1,959	1,895

Jubilee CLO DAC
2.898% due 04/15/2030 ~	EUR	6,300	6,675

KKR CLO Ltd.
5.735% due 07/18/2030 •		$13,610	13,476
5.742% due 07/15/2030 •		10,778	10,658

Laurelin DAC
3.062% due 10/20/2031 •	EUR	31,700	33,648

LCM LP
5.808% due 07/20/2030 •		$33,208	32,794

Lehman ABS Mortgage Loan Trust
4.935% due 06/25/2037 •		226	159

LL ABS Trust
1.070% due 05/15/2029		1,958	1,902

LoanCore Issuer Ltd.
5.473% due 07/15/2035 •		5,462	5,387
5.984% due 07/15/2036 •		5,000	4,940

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •		359	328
5.545% due 03/25/2032 •		16	16
5.820% due 04/25/2035 •		9,103	8,973
5.865% due 08/25/2033 •		394	391

M360 Ltd.
6.252% due 11/22/2038 •		22,500	22,191

Madison Park Funding Ltd.
5.735% due 01/22/2028 •		4,113	4,086

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		42,694	42,181

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		324	323

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •	$259	$73
4.945% due 11/25/2036 •	48	16
5.545% due 09/25/2034 •	6,092	5,163
5.625% due 02/25/2034 ~	851	806

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026	30,000	29,963
5.260% due 10/15/2025	11,100	11,094

Merrill Lynch Mortgage Investors Trust
5.005% due 09/25/2037 •	3	1
5.085% due 02/25/2037 •	257	77

MF1 Ltd.
5.841% due 10/16/2036 •	52,000	50,401
6.474% due 11/15/2035 •	27,822	27,649

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	34,875	34,142

MidOcean Credit CLO
5.832% due 01/29/2030 •	19,458	19,308
5.965% due 02/20/2031 ~	31,800	31,247

MKS CLO Ltd.
5.808% due 07/20/2030 •	6,840	6,749

MMAF Equipment Finance LLC
5.570% due 09/09/2025	46,300	46,325

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •	87	76
5.045% due 09/25/2036 •	17	7
5.465% due 12/25/2035 •	474	458
5.745% due 05/25/2034 •	12,360	11,801

Morgan Stanley Home Equity Loan Trust
5.835% due 05/25/2035 •	707	683

Morgan Stanley IXIS Real Estate Capital Trust
4.895% due 11/25/2036 •	8	2

Mountain View CLO LLC
5.882% due 10/16/2029 •	10,434	10,368

Navient Private Education Loan Trust
2.460% due 11/15/2068	1,869	1,746
2.650% due 12/15/2028	587	583
6.134% due 07/16/2040 •	6,536	6,508

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069	712	622
1.110% due 02/18/2070	28,552	24,113
1.170% due 09/16/2069	8,136	7,281
1.330% due 04/15/2069	2,252	1,983
1.690% due 05/15/2069	13,972	12,587
5.684% due 04/15/2069 •	8,896	8,711

Navient Student Loan Trust
5.645% due 07/26/2066 •	11,177	10,871
5.895% due 12/27/2066 •	17,097	16,742

Nelnet Student Loan Trust
5.445% due 02/27/2051 ~	2,901	2,867
5.545% due 09/27/2038 •	3,019	2,979
5.645% due 09/25/2065 •	2,084	2,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.645% due 08/25/2067 •		$22,718	$22,429
5.695% due 02/25/2066 •		2,329	2,287
5.745% due 06/27/2067 •		44,197	43,541

Neuberger Berman CLO Ltd.
5.725% due 10/18/2029 ~		4,260	4,212

New Century Home Equity Loan Trust
5.205% due 05/25/2036 •		115	112
5.775% due 11/25/2034 •		1,839	1,741

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.995% due 07/25/2036 •		2,949	2,648

Northstar Education Finance, Inc.
5.545% due 12/26/2031 ~		1,050	1,044

NovaStar Mortgage Funding Trust
5.505% due 01/25/2036 •		3,099	3,028
5.925% due 06/25/2035 ~		1,425	1,414

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •	EUR	36,000	38,172

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		$14,200	13,904

OCP CLO Ltd.
5.928% due 07/20/2029 •		1,877	1,860

OCP Euro CLO DAC
3.273% due 09/22/2034 •	EUR	9,000	9,489

Option One Mortgage Loan Trust
5.505% due 05/25/2035 •		$81	81

OZLM Ltd.
5.902% due 05/16/2030 •		22,803	22,644
5.908% due 10/20/2031 •		3,800	3,746

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	25,065	26,701

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •		$1,808	1,795
5.592% due 10/15/2029 •		8,399	8,294
5.708% due 04/20/2029 •		2,548	2,536

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028		4,533	4,509

PFP Ltd.
5.534% due 04/14/2038 •		1,018	995
5.728% due 08/09/2037 •		14,303	13,747
6.934% due 08/19/2035 •		18,600	18,558

PRET LLC
1.868% due 07/25/2051 þ		3,144	2,924
1.992% due 02/25/2061 þ		8,327	7,834
2.240% due 09/27/2060 þ		3,726	3,553
2.487% due 07/25/2051 þ		7,070	6,687

RAAC Trust
5.395% due 01/25/2046 •		2,721	2,650

Ready Capital Mortgage Financing LLC
5.795% due 07/25/2036 ~		5,915	5,746
6.218% due 01/25/2037 •		35,800	35,121
7.166% due 10/25/2039 •		8,100	8,047

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regatta Funding Ltd.
6.042% due 10/17/2030 •	$1,410	$1,400

Renaissance Home Equity Loan Trust
4.446% due 08/25/2033 •	275	249
5.565% due 11/25/2034 ~	132	112

Residential Asset Mortgage Products Trust
5.535% due 10/25/2035 •	45	44
5.625% due 07/25/2035 •	420	414
5.865% due 01/25/2034 •	1,233	1,210

Residential Asset Securities Corp. Trust
5.490% due 03/25/2035 •	408	404

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	53	53

Saranac CLO Ltd.
6.294% due 08/13/2031 •	3,300	3,266

SBA Tower Trust
3.869% due 10/15/2049 þ	9,800	9,523

Sculptor CLO Ltd.
6.062% due 01/15/2031 •	19,700	19,469

Securitized Asset-Backed Receivables LLC Trust
5.515% due 08/25/2034 •	3,243	2,872
5.520% due 01/25/2035 •	462	423

SLC Student Loan Trust
4.924% due 05/15/2029 •	2,545	2,515

SLM Student Loan Trust
4.958% due 10/25/2028 •	218	218
4.958% due 10/27/2031 •	7,868	7,843
4.968% due 10/25/2029 •	1,615	1,608
5.295% due 06/25/2043 ~	8,504	8,334
5.418% due 10/25/2029 •	7,988	7,960
5.495% due 12/27/2038 ~	1,572	1,545
5.545% due 01/25/2029 •	3,490	3,371
5.568% due 04/25/2023 •	894	851
5.718% due 07/25/2023 •	1,776	1,749
6.318% due 04/25/2023 •	3,474	3,464
6.318% due 04/25/2023 ~	6,681	6,651
6.518% due 07/25/2023 •	3,157	3,142

SMB Private Education Loan Trust
1.340% due 03/17/2053	11,946	10,689
1.600% due 09/15/2054	10,144	9,076
2.340% due 09/15/2034	302	291
5.695% due 09/15/2054 •	37,205	36,255
6.134% due 02/17/2032 ~	1,221	1,219
6.408% due 05/16/2050 •	3,947	3,934

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	16,000	16,018
6.210% due 04/15/2031	16,858	16,874

SoFi Professional Loan Program LLC
2.400% due 03/26/2040	75	74
3.020% due 02/25/2040	317	303
5.445% due 07/25/2040 •	16	16

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	12,232	11,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		$761	$755
5.798% due 07/25/2030 ~		38,236	37,726
5.805% due 01/23/2029 •		14,601	14,578
5.858% due 10/20/2028 •		3,714	3,704

Soundview Home Loan Trust
5.385% due 03/25/2036 •		1,312	1,285
5.405% due 05/25/2036 •		10,644	10,164

Specialty Underwriting & Residential Finance Trust
5.820% due 12/25/2035 •		474	463

Stonepeak ABS
2.301% due 02/28/2033		7,704	7,121

Structured Asset Investment Loan Trust
5.820% due 10/25/2033 •		1	1

Structured Asset Securities Corp. Mortgage Loan Trust
6.162% due 04/25/2035 •		237	229

Symphony CLO Ltd.
5.752% due 04/16/2031 •		3,025	2,985

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		20,453	20,180

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		44,400	43,813

TCW CLO Ltd.
5.788% due 04/25/2031 •		4,000	3,941

Terwin Mortgage Trust
5.265% due 07/25/2037 ~		511	503

Theorem Funding Trust
1.210% due 12/15/2027		1,586	1,567

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		37,700	36,946

Toro European CLO DAC
3.204% due 01/12/2032 •	EUR	8,600	9,066

Towd Point Asset Trust
5.461% due 11/20/2061 •		$20,176	19,741

Toyota Auto Receivables Owner Trust
3.830% due 08/15/2025		4,076	4,040
5.128% due 08/15/2025 •		9,870	9,869
5.517% due 01/15/2026 •		26,300	26,318

Venture CLO Ltd.
5.672% due 04/15/2027 •		27,412	27,297
5.708% due 10/20/2028 •		19,336	19,090
5.852% due 07/15/2031 •		9,400	9,287
5.854% due 09/07/2030 •		19,323	19,017
5.908% due 01/20/2029 ~		23,791	23,585
5.938% due 04/20/2032 •		16,700	16,509

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		52,802	51,999
5.928% due 07/20/2032 •		7,650	7,501

VMC Finance LLC
5.861% due 06/16/2036 •		2,771	2,632

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
5.792% due 10/15/2030 •		$2,040	$2,015

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •		46	17

World Omni Auto Receivables Trust
3.730% due 03/16/2026		12,607	12,464
5.180% due 07/15/2026		12,800	12,817

Total Asset-Backed Securities (Cost $2,808,111)			2,725,961

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
4.129% (BBSW3M + 0.800%) due 10/08/2024 ~	AUD	8,800	5,877
5.746% (US0003M + 0.775%) due 06/01/2023 ~		$12,600	12,607

Israel Government International Bond
1.500% due 11/30/2023	ILS	5,800	1,583

Total Sovereign Issues (Cost $20,845)			20,067

SHORT-TERM INSTRUMENTS 31.4%

CERTIFICATES OF DEPOSIT 0.1%

Toronto-Dominion Bank
5.430% due 04/21/2023		$13,000	13,003

COMMERCIAL PAPER 1.2%

BAT International Finance PLC
5.910% due 05/30/2023		9,600	9,513

Bayer Corp.
5.830% due 07/10/2023		29,200	28,737

Constellation Brands, Inc.
5.900% due 04/20/2023		34,850	34,743

Duke Energy Corp.
5.500% due 04/18/2023		10,800	10,772

International Flavors & Fragrances, Inc.
6.000% due 04/13/2023		21,000	20,961

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lowe’s Companies, Inc.
5.750% due 04/10/2023	$16,700	$16,676

Walgreens Boots
5.900% due 04/24/2023	4,500	4,484
5.900% due 04/26/2023	13,900	13,846

		139,732

REPURCHASE AGREEMENTS (f) 2.7%
		317,381

SHORT-TERM NOTES 0.1%

CCG Receivables Trust
5.395% due 03/14/2024	11,300	11,306

U.S. TREASURY BILLS 27.3%
4.747% due 04/06/2023 - 08/01/2023 (b)(c)(d)(i)	3,195,796	3,169,775

Total Short-Term Instruments (Cost $3,651,609)		3,651,197

Total Investments in Securities (Cost $15,411,523)		15,052,827

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short-Term Floating NAV Portfolio III	12,697,975	123,450

Total Short-Term Instruments (Cost $123,448)		123,450

Total Investments in Affiliates (Cost $123,448)		123,450

Total Investments 130.6% (Cost $15,534,971)		$15,176,277

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(13,501))		154

Other Assets and Liabilities, net (30.6)%		(3,556,133)

Net Assets 100.0%		$11,620,298

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	6.360%	03/17/2026	03/10/2022	$29,425	$29,567	0.25%
Credit Suisse AG	4.725	11/20/2023	02/09/2023	3,459	3,297	0.03
Deutsche Bank AG	0.898	05/28/2024	05/25/2021 - 03/31/2022	18,434	17,428	0.15

				$51,318	$50,292	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.890%	03/31/2023	04/03/2023	$100,500	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(102,722)	$100,500	$100,541
BRC	4.600	03/31/2023	04/03/2023	195,360	U.S. Treasury Notes 4.000% due 02/29/2028	(196,155)	195,360	195,435
FICC	2.200	03/31/2023	04/03/2023	21,521	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(21,952)	21,521	21,522

Total Repurchase Agreements						$(320,829)	$317,381	$317,498

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (1.7)%
U.S. Treasury Notes	4.000%	02/29/2028	$192,000	$(194,944)	$(196,197)

Total Short Sales (1.7)%				$(194,944)	$(196,197)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$100,541	$0	$0	$0	$100,541	$(102,722)	$(2,181)
BRC	195,435	0	0	0	195,435	(196,155)	(720)
FICC	21,522	0	0	0	21,522	(21,952)	(430)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(196,197)	(196,197)	0	(196,197)

Total Borrowings and Other Financing Transactions	$317,498	$0	$0	$(196,197)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $710 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(294,144) at a weighted average interest rate of 0.876%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	7,159	$(1,477,998)	$(17,145)	$0	$(1,007)
U.S. Treasury 5-Year Note June Futures	06/2023	6,444	(705,668)	(16,878)	0	(1,460)
U.S. Treasury 10-Year Note June Futures	06/2023	423	(48,612)	(1,260)	0	(145)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1,635	(198,065)	(5,984)	0	(894)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	269	(37,963)	(1,310)	0	(362)

Total Futures Contracts				$(42,577)	$0	$(3,868)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.469%	$12,700	$161	$(108)	$53	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423	7,900	60	(24)	36	2	0

						$221	$(132)	$89	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	(1.000)%	Quarterly	12/20/2027	$133,000	$(302)	$(1,297)	$(1,599)	$0	$(131)
CDX.IG-40 5-Year Index	(1.000)	Quarterly	06/20/2028	2,365,700	(13,420)	(14,557)	(27,977)	0	(2,561)

					$(13,722)	$(15,854)	$(29,576)	$0	$(2,692)

Total Swap Agreements					$(13,501)	$(15,986)	$(29,487)	$2	$(2,692)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$(3,868)	$(2,692)	$(6,560)

Cash of $70,254 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2023		JPY	25,200	$		187	$0	$(3)
	05/2023		AUD	171,975			118,935	3,805	0
	05/2023	$		31,723		AUD	46,675	0	(476)
BPS	04/2023			17,503		GBP	14,414	278	0
BRC	04/2023			112		ILS	406	1	0
CBK	04/2023			1,798		GBP	1,473	19	0
	11/2023		ILS	5,707	$		1,729	125	0
DUB	04/2023	$		257,109		EUR	237,580	546	0
	05/2023		EUR	237,580	$		257,521	0	(538)
MBC	04/2023	$		1,870		CAD	2,573	33	0
	04/2023			3,073		GBP	2,501	12	0
	04/2023			1,552		JPY	203,345	0	(20)
	05/2023		JPY	202,529	$		1,552	20	0
MYI	05/2023	$		8,561		AUD	12,792	3	0
NGF	04/2023		JPY	178,347	$		1,326	0	(17)
RBC	04/2023	$		222,589		GBP	180,629	235	0
	05/2023		AUD	473,081	$		331,296	14,588	0
	05/2023		GBP	180,629			222,716	0	(238)
	05/2023	$		101		MXN	1,916	4	0
SCX	04/2023			1,235		EUR	1,141	2	0
	04/2023			1,498		GBP	1,219	6	0
	05/2023			1,242		EUR	1,141	0	(2)
TOR	04/2023		CAD	29,194	$		21,520	0	(81)
	04/2023		GBP	201,080			241,853	0	(6,199)
	04/2023	$		6,735		CAD	9,127	18	0
	05/2023		CAD	9,123	$		6,735	0	(18)
UAG	04/2023		EUR	237,580			252,244	0	(5,412)
	04/2023	$		12,877		CAD	17,508	77	0
	04/2023			1,020		GBP	844	22	0
	05/2023		CAD	17,501	$		12,877	0	(78)

Total Forward Foreign Currency Contracts								$19,794	$(13,082)

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$3,805	$0	$0	$3,805	$(479)	$0	$0	$(479)	$3,326	$(3,060)	$266
BPS	278	0	0	278	0	0	0	0	278	(260)	18
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	144	0	0	144	0	0	0	0	144	(159)	(15)
DUB	546	0	0	546	(538)	0	0	(538)	8	0	8
MBC	65	0	0	65	(20)	0	0	(20)	45	0	45
MYI	3	0	0	3	0	0	0	0	3	0	3
NGF	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
RBC	14,827	0	0	14,827	(238)	0	0	(238)	14,589	(13,339)	1,250
SCX	8	0	0	8	(2)	0	0	(2)	6	0	6
TOR	18	0	0	18	(6,298)	0	0	(6,298)	(6,280)	7,176	896
UAG	99	0	0	99	(5,490)	0	0	(5,490)	(5,391)	6,900	1,509

Total Over the Counter	$19,794	$0	$0	$19,794	$(13,082)	$0	$0	$(13,082)

(i)

Securities with an aggregate market value of $14,076 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$0	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,794	$0	$19,794

	$0	$2	$0	$19,794	$0	$19,796

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,868	$3,868
Swap Agreements	0	2,692	0	0	0	2,692

	$0	$2,692	$0	$0	$3,868	$6,560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,082	$0	$13,082

	$0	$2,692	$0	$13,082	$3,868	$19,642

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$273,440	$273,440
Swap Agreements	0	(17,809)	0	0	(18,841)	(36,650)

	$0	$(17,809)	$0	$0	$254,599	$236,790

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,812	$0	$111,812
Written Options	0	984	0	0	1,087	2,071

	$0	$984	$0	$111,812	$1,087	$113,883

	$0	$(16,825)	$0	$111,812	$255,686	$350,673

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(97,307)	$(97,307)
Swap Agreements	0	(19,618)	0	0	300	(19,318)

	$0	$(19,618)	$0	$0	$(97,007)	$(116,625)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,112	$0	$21,112
Written Options	0	(108)	0	0	8,534	8,426

	$0	$(108)	$0	$21,112	$8,534	$29,538

	$0	$(19,726)	$0	$21,112	$(88,473)	$(87,087)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,110	$16,479	$24,589
Corporate Bonds & Notes
Banking & Finance	0	3,764,492	0	3,764,492
Industrials	0	1,733,521	0	1,733,521
Utilities	0	469,036	0	469,036

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Municipal Bonds & Notes
Louisiana	$0	$14,529	$0	$14,529
Pennsylvania	0	1,213	0	1,213
U.S. Government Agencies	0	1,272,695	0	1,272,695
Non-Agency Mortgage-Backed Securities	0	1,375,527	0	1,375,527
Asset-Backed Securities	0	2,725,961	0	2,725,961
Sovereign Issues	0	20,067	0	20,067
Short-Term Instruments
Certificates of Deposit	0	13,003	0	13,003
Commercial Paper	0	139,732	0	139,732
Repurchase Agreements	0	317,381	0	317,381
Short-Term Notes	0	11,306	0	11,306
U.S. Treasury Bills	0	3,169,775	0	3,169,775

	$0	$15,036,348	$16,479	$15,052,827
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123,450	$0	$0	$123,450

Total Investments	$123,450	$15,036,348	$16,479	$15,176,277

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(196,197)	$0	$(196,197)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	19,794	0	19,794

	$0	$19,796	$0	$19,796

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,560)	0	(6,560)
Over the counter	0	(13,082)	0	(13,082)

	$0	$(19,642)	$0	$(19,642)

Total Financial Derivative Instruments	$0	$154	$0	$154

Totals	$123,450	$14,840,305	$16,479	$14,980,234

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

48	PIMCO SHORT-TERM FUND

March 31, 2023

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

50	PIMCO SHORT-TERM FUND

March 31, 2023

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from

52	PIMCO SHORT-TERM FUND

March 31, 2023

brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

54	PIMCO SHORT-TERM FUND

March 31, 2023

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the

56	PIMCO SHORT-TERM FUND

March 31, 2023

Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Short-Term Fund	$279,454	$0	$(279,426)	$(4,931)	$4,903	$0	$39	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Short-Term Fund	$152	$720,119	$(596,700)	$(123)	$2	$123,450	$819	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to,

58	PIMCO SHORT-TERM FUND

March 31, 2023

auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the

60	PIMCO SHORT-TERM FUND

March 31, 2023

market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated sub-custodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be

62	PIMCO SHORT-TERM FUND

March 31, 2023

charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

64	PIMCO SHORT-TERM FUND

March 31, 2023

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

66	PIMCO SHORT-TERM FUND

March 31, 2023

together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/ or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ”floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

68	PIMCO SHORT-TERM FUND

March 31, 2023

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

70	PIMCO SHORT-TERM FUND

March 31, 2023

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

72	PIMCO SHORT-TERM FUND

March 31, 2023

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

74	PIMCO SHORT-TERM FUND

March 31, 2023

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $31,968.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/Loss

119,481	$668,607	(12,888)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO SHORT-TERM FUND

March 31, 2023

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

4,739,848	$7,078,225	$2,853,023	$3,536,644

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	432,792	$4,138,132	863,553	$8,448,600

I-2	145,912	1,395,705	209,910	2,055,883

I-3	10,512	100,517	3,837	37,648

Administrative Class	371	3,563	370	3,620

Class A	24,093	230,595	63,772	625,301

Class C	2,498	23,937	1,316	12,856

Class R	9,560	91,656	8,518	83,450

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	34,506	$327,606	7,285	$71,238

I-2	9,148	86,833	1,516	14,824

I-3	266	2,527	26	250

Administrative Class	88	835	11	105

Class A	4,042	38,361	610	5,961

Class C	251	2,377	7	72

Class R	627	5,949	18	177

Cost of shares redeemed

Institutional Class	(886,184)	(8,487,412)	(726,487)	(7,102,029)

I-2	(204,474)	(1,955,353)	(229,332)	(2,244,795)

I-3	(7,533)	(71,794)	(4,309)	(42,198)

Administrative Class	(635)	(6,068)	(835)	(8,152)

Class A	(75,419)	(721,536)	(86,263)	(844,475)

Class C	(3,907)	(37,324)	(3,767)	(36,881)

Class R	(8,040)	(76,764)	(5,103)	(49,914)

Net increase (decrease) resulting from Fund share transactions	(511,526)	$(4,907,658)	104,653	$1,031,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

78	PIMCO SHORT-TERM FUND

March 31, 2023

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Short-Term Fund	$0	$0	$(375,611)	$(1,997)	$(330,867)	$0	$(54,882)	$(763,357)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$151,694	$179,173

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$15,290,202	$28,225	$(403,699)	$(375,474)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	79

Notes to Financial Statements (Cont.)

March 31, 2023

(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and straddle loss deferrals.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Fund	$490,426	$0	$0	$97,166	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO SHORT-TERM FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	TOR	The Toronto-Dominion Bank
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Peso
GBP	British Pound	US (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

82	PIMCO SHORT-TERM FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Short-Term Fund	0.00%	0.00%	$490,426	$0	$270,389

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Short-Term Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

86	PIMCO SHORT-TERM FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2023	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

88	PIMCO SHORT-TERM FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	MARCH 31, 2023	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3024AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Total Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO TOTAL RETURN FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Total Return Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and

6	PIMCO TOTAL RETURN FUND

responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Total Return Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments

8	PIMCO TOTAL RETURN FUND

and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	MARCH 31, 2023	9

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	(5.75)%	0.86%	1.34%	6.31%
PIMCO Total Return Fund I-2	(5.85)%	0.76%	1.24%	6.22%
PIMCO Total Return Fund I-3	(5.89)%	0.71%	1.19%	6.15%
PIMCO Total Return Fund Administrative Class	(5.99)%	0.61%	1.09%	6.04%
PIMCO Total Return Fund Class A	(6.07)%	0.52%	0.98%	5.85%
PIMCO Total Return Fund Class A (adjusted)	(9.60)%	(0.25)%	0.59%	5.72%
PIMCO Total Return Fund Class C	(6.78)%	(0.24)%	0.22%	5.07%
PIMCO Total Return Fund Class C (adjusted)	(7.68)%	(0.24)%	0.22%	5.07%
PIMCO Total Return Fund Class R	(6.31)%	0.26%	0.72%	5.58%
Bloomberg U.S. Aggregate Index	(4.78)%	0.91%	1.36%	5.49%♦
Lipper Core Plus Bond Funds Average	(5.48)%	1.10%	1.48%	5.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.80% for Class A shares, 1.55% for Class C shares, and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	32.5%
Corporate Bonds & Notes	18.4%
Non-Agency Mortgage-Backed Securities	12.5%
U.S. Treasury Obligations	11.9%
Short-Term Instruments‡	11.4%
Asset-Backed Securities	10.7%
Sovereign Issues	1.6%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.

»	Underweight U.S. duration contributed to relative performance, as interest rates rose.

»	Tactical exposure to the Brazilian real contributed to relative performance due to the high carry of the currency.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) contributed to relative performance, as agency MBS spreads tightened over the second half of the period.
»	Overweight exposure to non-agency MBS detracted from relative performance, as non-agency MBS spreads widened.

»	Positions in select high yield credit detracted from relative performance in the second quarter of 2022, as high yield credit spreads widened.

»	Interest rate strategies in the eurozone, including instrument selection in second and third quarters of 2022 detracted from relative performance, as euro swap spreads widened.

»	Long exposure to the Norwegian krone detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2023	11

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,047.40	$2.60	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,046.80	3.11	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,046.60	3.37	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,046.10	3.88	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,045.60	4.34	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,041.70	8.14	1,000.00	1,016.95	8.05	1.60
Class R	1,000.00	1,044.30	5.61	1,000.00	1,019.45	5.54	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	13

Financial Highlights PIMCO Total Return Fund (Consolidated)

	Investment Operations				Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)

Institutional Class

03/31/2023	$9.58	$0.27	$(0.83)	$(0.56)	$(0.39)	$0.00	$(0.39)	$8.63

03/31/2022	10.22	0.20	(0.60)	(0.40)	(0.24)	0.00	(0.24)	9.58

03/31/2021	10.49	0.22	0.13	0.35	(0.24)	(0.38)	(0.62)	10.22

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	(0.39)	10.49

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	(0.34)	10.12

I-2

03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	(0.38)	8.63

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	(0.23)	9.58

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	(0.61)	10.22

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	(0.38)	10.49

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	(0.33)	10.12

I-3

03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	(0.38)	8.63

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	(0.23)	9.58

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	(0.61)	10.22

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	(0.38)	10.49

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	(0.30)	10.12

Administrative Class

03/31/2023	9.58	0.25	(0.83)	(0.58)	(0.37)	0.00	(0.37)	8.63

03/31/2022	10.22	0.18	(0.60)	(0.42)	(0.22)	0.00	(0.22)	9.58

03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	(0.60)	10.22

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	(0.37)	10.49

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	(0.31)	10.12

Class A

03/31/2023	9.58	0.24	(0.83)	(0.59)	(0.36)	0.00	(0.36)	8.63

03/31/2022	10.22	0.17	(0.60)	(0.43)	(0.21)	0.00	(0.21)	9.58

03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	(0.59)	10.22

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	(0.36)	10.49

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	(0.30)	10.12

Class C

03/31/2023	9.58	0.17	(0.82)	(0.65)	(0.30)	0.00	(0.30)	8.63

03/31/2022	10.22	0.09	(0.60)	(0.51)	(0.13)	0.00	(0.13)	9.58

03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	(0.51)	10.22

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	(0.28)	10.49

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	(0.22)	10.12

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

(5.75)%	$44,432,756	0.49%		0.49%		0.46%		0.46%		3.09%		377%

(4.02)	51,678,056	0.46		0.46		0.46		0.46		1.97		289

3.25	52,033,884	0.47		0.47		0.46		0.46		2.06		430

7.63	51,804,718	0.70		0.70		0.46		0.46		3.08		554

3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

(5.85)	4,276,414	0.59		0.59		0.56		0.56		2.99		377

(4.11)	4,428,616	0.56		0.56		0.56		0.56		1.86		289

3.15	4,682,354	0.57		0.57		0.56		0.56		1.96		430

7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

(5.89)	136,834	0.64		0.69		0.61		0.66		3.03		377

(4.16)	92,075	0.61		0.66		0.61		0.66		1.81		289

3.10	107,994	0.62		0.67		0.61		0.66		1.94		430

7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

(5.99)	1,069,278	0.74		0.74		0.71		0.71		2.79		377

(4.26)	1,569,483	0.71		0.71		0.71		0.71		1.72		289

2.99	1,668,610	0.72		0.72		0.71		0.71		1.82		430

7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

(6.07)	5,217,377	0.83		0.83		0.80		0.80		2.74		377

(4.34)	6,460,966	0.80		0.80		0.80		0.80		1.62		289

2.90	7,991,147	0.81		0.81		0.80		0.80		1.72		430

7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

(6.78)	154,869	1.58		1.58		1.55		1.55		1.96		377

(5.06)	222,903	1.55		1.55		1.55		1.55		0.87		289

2.13	353,523	1.56		1.56		1.55		1.55		1.01		430

6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

2.69	1,467,067	1.82	(e)	1.82	(e)	1.57	(e)	1.57	(e)	1.95		723

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

	Investment Operations				Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)

Class R

03/31/2023	$9.58	$0.22	$(0.83)	$(0.61)	$(0.34)	$0.00	$(0.34)	$8.63

03/31/2022	10.22	0.14	(0.60)	(0.46)	(0.18)	0.00	(0.18)	9.58

03/31/2021	10.49	0.16	0.13	0.29	(0.18)	(0.38)	(0.56)	10.22

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	(0.33)	10.49

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	(0.27)	10.12

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

(6.31)%	$414,747	1.08%		1.08%		1.05%		1.05%		2.47%	377%

(4.58)	549,527	1.05		1.05		1.05		1.05		1.37	289

2.64	677,048	1.06		1.06		1.05		1.05		1.48	430

7.00	722,176	1.29		1.29		1.05		1.05		2.50	554

3.20	772,138	1.32	(e)	1.32	(e)	1.07	(e)	1.07	(e)	2.47	723

ANNUAL REPORT	MARCH 31, 2023	17

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$68,070,945
Investments in Affiliates	3,136,366

Financial Derivative Instruments
Exchange-traded or centrally cleared	55,413
Over the counter	196,834
Cash	2,045
Deposits with counterparty	107,367
Foreign currency, at value	48,437
Receivable for investments sold	25,018
Receivable for investments sold on a delayed-delivery basis	4,778
Receivable for TBA investments sold	15,215,848
Receivable for Fund shares sold	51,167
Interest and/or dividends receivable	360,425
Dividends receivable from Affiliates	13,361
Reimbursement receivable from PIMCO	6
Other assets	2

Total Assets	87,288,012

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$1,687,021

Financial Derivative Instruments
Exchange-traded or centrally cleared	99,153
Over the counter	330,068
Payable for investments purchased	592,807
Payable for investments in Affiliates purchased	13,361
Payable for TBA investments purchased	28,466,962
Payable for unfunded loan commitments	6,977
Deposits from counterparty	230,589
Payable for Fund shares redeemed	122,460
Distributions payable	10,646
Accrued investment advisory fees	12,517
Accrued supervisory and administrative fees	11,385
Accrued distribution fees	439
Accrued servicing fees	1,301
Other liabilities	51

Total Liabilities	31,585,737

Net Assets	$55,702,275

Net Assets Consist of:

Paid in capital	$67,064,789
Distributable earnings (accumulated loss)	(11,362,514)

Net Assets	$55,702,275

Cost of investments in securities	$73,174,681
Cost of investments in Affiliates	$3,217,999
Cost of foreign currency held	$50,260
Proceeds received on short sales	$1,674,239
Cost or premiums of financial derivative instruments, net	$160,186

* Includes repurchase agreements of:	$3,805,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$44,432,756
I-2	4,276,414
I-3	136,834
Administrative Class	1,069,278
Class A	5,217,377
Class C	154,869
Class R	414,747

Shares Issued and Outstanding:

Institutional Class	5,147,168
I-2	495,381
I-3	15,851
Administrative Class	123,867
Class A	604,389
Class C	17,940
Class R	48,045

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.63
I-2	8.63
I-3	8.63
Administrative Class	8.63
Class A	8.63
Class C	8.63
Class R	8.63

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,932,427
Dividends, net of foreign taxes**	30,057
Dividends from Investments in Affiliates	139,630
Total Income	2,102,114

Expenses:

Investment advisory fees	146,734
Supervisory and administrative fees	133,400
Distribution and/or servicing fees - Administrative Class	3,140
Distribution and/or servicing fees - Class A	14,088
Distribution and/or servicing fees - Class C	1,772
Distribution and/or servicing fees - Class R	2,344
Trustee fees	349
Interest expense	19,961
Miscellaneous expense	600
Total Expenses	322,388
Waiver and/or Reimbursement by PIMCO	(52)
Net Expenses	322,336

Net Investment Income (Loss)	1,779,778

Net Realized Gain (Loss):

Investments in securities	(2,935,297)
Investments in Affiliates	(16,229)
Exchange-traded or centrally cleared financial derivative instruments	(1,062,023)
Over the counter financial derivative instruments	424,751
Foreign currency	(38,621)

Net Realized Gain (Loss)	(3,627,419)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,644,983)
Investments in Affiliates	(42,886)
Exchange-traded or centrally cleared financial derivative instruments	169,653
Over the counter financial derivative instruments	425,772
Foreign currency assets and liabilities	11,276

Net Change in Unrealized Appreciation (Depreciation)	(2,081,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,928,809)

* Foreign tax withholdings - Interest	$80

** Foreign tax withholdings - Dividends	$317

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,779,778	$1,330,330
Net realized gain (loss)	(3,627,419)	(387,919)
Net change in unrealized appreciation (depreciation)	(2,081,168)	(3,759,955)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,928,809)	(2,817,544)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,051,440)	(1,302,023)
I-2	(182,343)	(109,317)
I-3	(4,706)	(2,356)
Administrative Class	(50,741)	(36,381)
Class A	(227,368)	(149,424)
Class C	(5,718)	(3,595)
Class R	(17,445)	(11,252)

Total Distributions(a)	(2,539,761)	(1,614,348)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(2,830,781)	1,918,958

Total Increase (Decrease) in Net Assets	(9,299,351)	(2,512,934)

Net Assets:

Beginning of year	65,001,626	67,514,560
End of year	$ 55,702,275	$65,001,626

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Altice France SA
10.170% due 08/15/2028 «		$11,394	$10,853

American Airlines, Inc.
9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		10,500	10,678

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		94,402	88,266

Encina Private Credit LLC
TBD% - 9.155% (LIBOR03M + 4.470%) due 11/30/2025 «~µ		19,451	18,839

GHH Holdings Ltd.
5.387% due 12/04/2024 «(l)	GBP	50,000	60,127

Kre Broadway Owner LLC
6.596% due 08/10/2023 «		$100,000	97,630

Marriott Ownership Resorts, Inc.
6.590% (LIBOR01M + 1.750%) due 08/29/2025 ~		2,440	2,435

Project Bull
6.897% due 05/11/2023 «		14,307	11,751

Project Quasar Pledgco SLU
TBD% - 5.896% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	79,503	82,878

U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		$695	475

United Airlines, Inc.
8.568% (LIBOR03M + 3.750%) due 04/21/2028 ~		15,524	15,448

Verifone Systems, Inc.
8.958% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,001	7,753

Wyndham Hotels & Resorts, Inc.
6.590% (LIBOR01M + 1.750%) due 05/30/2025 ~		1,073	1,073

Total Loan Participations and Assignments (Cost $433,670)			408,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 23.6%

BANKING & FINANCE 13.0%

ABN AMRO Bank NV
2.470% due 12/13/2029 •		$5,300	$4,460

Accident Fund Insurance Co. of America
8.500% due 08/01/2032		45,000	47,273

AerCap Ireland Capital DAC
2.875% due 08/14/2024		37,500	35,849
3.500% due 01/15/2025		10,450	9,985
4.450% due 10/01/2025		22,600	21,857
4.450% due 04/03/2026		3,900	3,750
4.875% due 01/16/2024		1,000	989

AIB Group PLC
4.263% due 04/10/2025 •		4,000	3,916
7.583% due 10/14/2026 •		1,100	1,129

Aircastle Ltd.
2.850% due 01/26/2028		54,500	46,939
4.125% due 05/01/2024		2,000	1,959
4.250% due 06/15/2026		1,500	1,424

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2028		600	569

Ally Financial, Inc.
2.200% due 11/02/2028		890	710

American Assets Trust LP
3.375% due 02/01/2031		28,500	22,921

American Express Co.
2.550% due 03/04/2027		11,960	11,052

American Homes 4 Rent LP
4.250% due 02/15/2028		6,678	6,274
4.900% due 02/15/2029		53,900	51,969

American International Group, Inc.
2.500% due 06/30/2025		4,707	4,456

American Tower Corp.
2.100% due 06/15/2030		11,000	8,994
2.400% due 03/15/2025		700	665
2.750% due 01/15/2027		23,000	21,220
3.000% due 06/15/2023		5,753	5,721
3.375% due 10/15/2026		4,165	3,949
3.950% due 03/15/2029		1,000	937

Antares Holdings LP
3.950% due 07/15/2026		6,200	5,386

Aon Corp.
2.800% due 05/15/2030		13,300	11,763
2.850% due 05/28/2027		8,200	7,619

Asian Development Bank
6.000% due 02/05/2026	BRL	43,700	7,676

Aviation Capital Group LLC
3.500% due 11/01/2027		$1,000	894
3.875% due 05/01/2023		94,486	94,097
4.125% due 08/01/2025		33,233	31,657
4.375% due 01/30/2024		3,800	3,696

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 10/01/2025		$3,800	$3,673
5.500% due 12/15/2024		20,062	19,822

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		17,549	14,865
3.950% due 07/01/2024		40,900	39,821
5.250% due 05/15/2024		672	666

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		17,900	17,497
5.875% due 09/24/2023 •(j)(k)	EUR	2,200	2,286

Banco BTG Pactual SA
2.750% due 01/11/2026		$7,600	6,776
4.500% due 01/10/2025		3,000	2,898

Banco General SA
4.875% due 01/11/2029		500	469

Banco Santander Chile
2.700% due 01/10/2025		3,050	2,919

Banco Santander SA
2.746% due 05/28/2025		1,400	1,321
3.496% due 03/24/2025		30,600	29,458
3.892% due 05/24/2024		2,600	2,544
4.175% due 03/24/2028 •		19,200	18,042

Bangkok Bank PCL
3.466% due 09/23/2036 •(k)		3,000	2,455

Bank of America Corp.
0.810% due 10/24/2024 •		44,700	43,454
0.981% due 09/25/2025 •		8,900	8,310
1.197% due 10/24/2026 •		26,600	23,911
1.486% due 05/19/2024 •		7,200	7,160
1.843% due 02/04/2025 •		15,700	15,238
2.551% due 02/04/2028 •		38,300	34,874
3.384% due 04/02/2026 •		24,550	23,555
3.419% due 12/20/2028 •		27,497	25,570
3.824% due 01/20/2028 •		2,004	1,917
3.841% due 04/25/2025 •		43,600	42,821
4.376% due 04/27/2028 •		8,400	8,132

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		26,400	26,268

Bank of Nova Scotia
2.951% due 03/11/2027		9,980	9,314

Banque Federative du Credit Mutuel SA
3.750% due 07/20/2023		6,500	6,452
5.768% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,683

Barclays PLC
2.852% due 05/07/2026 •		48,600	45,426
2.894% due 11/24/2032 •		2,209	1,773
3.125% due 01/17/2024	GBP	200	242
6.375% due 12/15/2025 •(j)(k)		1,100	1,198
7.325% due 11/02/2026 •		$40,000	41,001
7.385% due 11/02/2028 •		31,700	33,629

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.437% due 11/02/2033 •		$3,191	$3,530
7.750% due 09/15/2023 •(j)(k)		19,500	17,936

BGC Partners, Inc.
4.375% due 12/15/2025		4,500	4,284
5.375% due 07/24/2023		31,500	31,410

Block Financial LLC
3.875% due 08/15/2030		8,300	7,144

Blue Owl Finance LLC
3.125% due 06/10/2031		2,000	1,494

BNP Paribas SA
1.904% due 09/30/2028 •		39,900	33,964
2.219% due 06/09/2026 •		23,200	21,324
2.819% due 11/19/2025 •		9,300	8,843
2.871% due 04/19/2032 •		5,800	4,835
4.625% due 02/25/2031 •(j)(k)		12,400	9,298
4.705% due 01/10/2025 •		97,900	96,818
5.125% due 01/13/2029 •		16,800	16,848
5.198% due 01/10/2030 •		33,000	32,133

Boston Properties LP
2.450% due 10/01/2033		14,076	9,486
2.550% due 04/01/2032		7,230	5,162
3.400% due 06/21/2029		37,241	30,550

BPCE SA
4.000% due 09/12/2023		77,900	77,228

Brandywine Operating Partnership LP
3.950% due 11/15/2027		12,400	9,508
4.550% due 10/01/2029		15,900	11,723

Brixmor Operating Partnership LP
2.250% due 04/01/2028		2,500	2,148
3.900% due 03/15/2027		3,090	2,876
4.050% due 07/01/2030		18,200	16,458
4.125% due 06/15/2026		8,500	8,064

Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,568
4.350% due 04/15/2030		11,200	10,444

Brown & Brown, Inc.
2.375% due 03/15/2031		2,600	2,080

CaixaBank SA
3.750% due 02/15/2029 •	EUR	4,900	5,231

Cape Lookout Re Ltd.
9.684% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		$57,700	54,609

Capital One Financial Corp.
2.636% due 03/03/2026 •		7,300	6,769
4.166% due 05/09/2025 •		15,900	15,410
4.250% due 04/30/2025		33,780	32,239
4.927% due 05/10/2028 •		22,600	21,733
4.985% due 07/24/2026 •		16,200	15,629

Carlyle Finance LLC
5.650% due 09/15/2048		2,660	2,501

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles Schwab Corp.
1.950% due 12/01/2031		$3,780	$2,919

Citigroup, Inc.
1.678% due 05/15/2024 •		44,400	44,220
2.014% due 01/25/2026 •(l)		4,000	3,769
2.572% due 06/03/2031 •(l)		38,100	32,168
3.070% due 02/24/2028 •		71,900	66,917
4.412% due 03/31/2031 •		3,050	2,898
4.658% due 05/24/2028 •		2,400	2,373
5.330% (SOFRRATE + 0.694%) due 01/25/2026 ~(l)		4,700	4,609
5.985% (US0003M + 1.023%) due 06/01/2024 ~		30,000	29,991
6.427% (US0003M + 1.250%) due 07/01/2026 ~		7,050	7,054

Citrus Re Ltd.
9.784% (T-BILL 3MO + 5.100%) due 06/07/2029 ~		30,000	28,614

CNA Financial Corp.
2.050% due 08/15/2030		1,200	980

Commonwealth Bank of Australia
2.552% due 03/14/2027		2,600	2,412

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		6,000	5,379
1.106% due 02/24/2027 •		24,700	21,870
4.375% due 08/04/2025		22,300	21,589
4.655% due 08/22/2028 •		32,000	31,122

Corporate Office Properties LP
2.250% due 03/15/2026		5,390	4,764
2.750% due 04/15/2031		2,700	2,003

CPI Property Group SA
1.500% due 01/27/2031	EUR	2,786	1,550
1.625% due 04/23/2027		28,900	22,605

Credit Agricole SA
1.247% due 01/26/2027 •		$7,800	6,973
1.907% due 06/16/2026 •		13,200	12,129

Credit Suisse AG
0.250% due 01/05/2026	EUR	2,100	2,026
3.700% due 02/21/2025		$4,400	4,182
3.928% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	7,000	7,423
4.750% due 08/09/2024		$11,150	10,819
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~		1,560	1,514
6.500% due 08/08/2023 (k)		14,900	14,322
7.500% due 02/15/2028		22,400	23,800
7.950% due 01/09/2025		21,100	21,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG AT1 Claim ^		$27,500	$1,581

Credit Suisse Group AG
0.625% due 01/18/2033	EUR	4,600	3,269
0.650% due 01/14/2028 •		2,000	1,805
0.650% due 09/10/2029		1,200	971
1.000% due 06/24/2027 •		1,500	1,409
1.250% due 07/17/2025 •		1,700	1,726
2.125% due 09/12/2025 •	GBP	800	912
2.125% due 10/13/2026 •	EUR	1,360	1,348
2.125% due 11/15/2029 •	GBP	800	783
2.193% due 06/05/2026 •		$53,250	47,536
2.250% due 06/09/2028 •	GBP	1,100	1,138
2.593% due 09/11/2025 •		$23,800	22,103
2.875% due 04/02/2032 •	EUR	2,200	1,994
3.091% due 05/14/2032 •		$3,300	2,661
3.288% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	4,800	4,854
3.750% due 03/26/2025		$45,535	42,005
3.800% due 06/09/2023		35,350	34,687
3.869% due 01/12/2029 •		43,400	38,748
4.194% due 04/01/2031 •		2,550	2,270
4.207% due 06/12/2024 •		6,900	6,702
4.282% due 01/09/2028		500	452
6.373% due 07/15/2026 •		250	242
6.394% (US0003M + 1.240%) due 06/12/2024 ~		750	731
6.442% due 08/11/2028 •		21,900	21,775
6.537% due 08/12/2033 •		12,500	12,875
7.000% due 09/30/2027 •	GBP	900	1,116
7.750% due 03/01/2029 •	EUR	2,600	3,088
9.016% due 11/15/2033 •		$19,950	23,689

Crown Castle, Inc.
2.900% due 03/15/2027		500	464
3.150% due 07/15/2023		2,400	2,385
3.700% due 06/15/2026		600	579

CubeSmart LP
2.500% due 02/15/2032		3,500	2,813

Danske Bank AS
1.621% due 09/11/2026 •		9,200	8,229
3.773% due 03/28/2025 •		19,850	19,383
4.298% due 04/01/2028 •		18,900	17,859
5.375% due 01/12/2024		2,611	2,588

Deutsche Bank AG
0.962% due 11/08/2023		20,300	19,387
1.375% due 09/03/2026 •	EUR	19,900	19,359
1.625% due 01/20/2027		46,900	43,913
1.750% due 01/17/2028		12,300	11,212
2.129% due 11/24/2026 •(l)		$22,800	19,668
2.222% due 09/18/2024 •		45,630	44,380
2.311% due 11/16/2027 •		30,400	25,796
2.625% due 12/16/2024	GBP	7,500	8,553
3.035% due 05/28/2032 •(l)		$600	463
3.547% due 09/18/2031 •		50,450	41,413
3.700% due 05/30/2024		3,000	2,849

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.729% due 01/14/2032 •(l)		800	597
3.961% due 11/26/2025 •		$286,405	$271,162
5.206% due 11/08/2023 •		9,600	9,485
5.950% (SOFRRATE + 1.219%) due 11/16/2027 ~		18,300	16,204
6.119% due 07/14/2026 •		7,000	6,783

Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	212

Digital Realty Trust LP
3.600% due 07/01/2029		$26,910	24,198
4.450% due 07/15/2028		45,490	42,837

DNB Bank ASA
1.127% due 09/16/2026 •		12,100	10,874

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		292	291

Empower Finance LP
1.357% due 09/17/2027		15,600	13,313
1.776% due 03/17/2031		4,100	3,294

EPR Properties
3.600% due 11/15/2031		14,000	10,494
3.750% due 08/15/2029		13,100	10,055
4.500% due 06/01/2027		5,300	4,398
4.950% due 04/15/2028		16,780	14,029

Equinix, Inc.
1.000% due 09/15/2025		65,500	59,351
1.550% due 03/15/2028		38,144	32,332
2.500% due 05/15/2031		14,790	12,188
2.625% due 11/18/2024		2,400	2,311
3.200% due 11/18/2029		4,600	4,109

Equitable Holdings, Inc.
4.350% due 04/20/2028		3,400	3,269

ERP Operating LP
2.500% due 02/15/2030		6,800	5,846

Essex Portfolio LP
1.650% due 01/15/2031		5,665	4,390
2.550% due 06/15/2031		1,180	971
3.250% due 05/01/2023		1,600	1,597
3.375% due 04/15/2026		880	841
3.500% due 04/01/2025		6,100	5,886

European Bank for Reconstruction & Development
1.625% due 09/27/2024		11,500	11,055

European Investment Bank
2.875% due 06/13/2025		4,540	4,435

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	7,411

Federal Realty Investment Trust
1.250% due 02/15/2026		1,600	1,461
3.500% due 06/01/2030		11,900	10,514

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025		10,100	9,858

Fidelity National Financial, Inc.
2.450% due 03/15/2031		4,900	3,931
3.400% due 06/15/2030		1,800	1,577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fifth Third Bacorp
4.055% due 04/25/2028 •		$13,600	$12,467

First American Financial Corp.
4.000% due 05/15/2030		8,290	7,504

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,800	1,876
2.330% due 11/25/2025		1,700	1,721
2.386% due 02/17/2026		4,575	4,628
2.748% due 06/14/2024	GBP	3,900	4,585
2.900% due 02/16/2028		$6,900	5,941
3.021% due 03/06/2024	EUR	14,300	15,260
3.250% due 09/15/2025		7,800	8,127
3.370% due 11/17/2023		$57,400	56,382
3.375% due 11/13/2025		17,400	16,332
3.416% due 12/01/2024 •	EUR	2,700	2,873
3.664% due 09/08/2024		$6,000	5,766
3.810% due 01/09/2024		7,100	7,024
4.000% due 11/13/2030		13,100	11,149
4.134% due 08/04/2025		800	762
4.389% due 01/08/2026		500	475
4.535% due 03/06/2025	GBP	4,400	5,220
4.542% due 08/01/2026		$9,200	8,735
4.687% due 06/09/2025		2,600	2,502
5.113% due 05/03/2029		7,650	7,193
5.125% due 06/16/2025		32,700	32,054
5.584% due 03/18/2024		85,410	84,663

Franklin Resources, Inc.
1.600% due 10/30/2030		11,300	8,951

G City Europe Ltd.
4.250% due 09/11/2025	EUR	28,200	26,278

GA Global Funding Trust
1.250% due 12/08/2023		$10,250	9,943
1.625% due 01/15/2026		8,200	7,456

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,063

General Motors Financial Co., Inc.
4.250% due 05/15/2023		3,750	3,743
5.100% due 01/17/2024		15,680	15,637
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		47,450	47,222

Glitner Banki HF
0.000% due 12/31/2030 «	EUR	27	1

Globe Life, Inc.
2.150% due 08/15/2030		$12,500	10,189

GLP Capital LP
3.250% due 01/15/2032		400	325
3.350% due 09/01/2024		4,800	4,573
4.000% due 01/15/2030		19,400	17,227
4.000% due 01/15/2031		2,800	2,404
5.250% due 06/01/2025		4,090	3,998
5.300% due 01/15/2029		3,100	2,961
5.375% due 04/15/2026		1,500	1,457

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		$3,300	$3,195
1.948% due 10/21/2027 •		8,600	7,691
6.034% (US0003M + 1.170%) due 05/15/2026 ~		5,300	5,259

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		25,700	24,083

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	9,334

Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		10,400	9,457

GSPA Monetization Trust
6.422% due 10/09/2029		12,189	11,868

Guardian Life Global Funding
1.250% due 11/19/2027		10,700	9,213

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	2,073

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		35,800	31,835

HAT Holdings LLC
3.750% due 09/15/2030		14,555	11,010

Healthcare Realty Holdings LP
2.000% due 03/15/2031		7,900	6,174
2.050% due 03/15/2031		3,100	2,354
3.100% due 02/15/2030		2,800	2,430

Highwoods Realty LP
3.050% due 02/15/2030		600	474
4.200% due 04/15/2029		3,600	2,979

Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	6,437
3.500% due 09/15/2030		2,800	2,368

HSBC Holdings PLC
5.402% due 08/11/2033 •		900	890
5.875% due 09/28/2026 •(j)(k)	GBP	16,600	17,967
6.000% due 09/29/2023 •(j)(k)	EUR	200	212
6.254% due 03/09/2034 •		$13,550	14,178
7.390% due 11/03/2028 •		61,500	65,509

Hudson Pacific Properties LP
3.250% due 01/15/2030		23,300	15,139
4.650% due 04/01/2029		4,500	3,162

ING Groep NV
1.400% due 07/01/2026 •		25,700	23,454
3.875% due 05/16/2027 •(j)(k)		200	146
4.017% due 03/28/2028 •		7,600	7,198
4.250% due 05/16/2031 •(j)(k)		200	133

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		13,000	10,950
3.000% due 06/15/2050		5,500	3,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
3.250% due 09/23/2024	$41,900	$40,270

Invitation Homes Operating Partnership LP
2.300% due 11/15/2028	3,250	2,728
2.700% due 01/15/2034	3,900	2,990

JAB Holdings BV
2.200% due 11/23/2030	1,000	797

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~	20,100	19,961

JPMorgan Chase & Co.
1.470% due 09/22/2027 •	25,900	22,865
1.514% due 06/01/2024 •	6,600	6,559
1.578% due 04/22/2027 •	9,900	8,902
2.182% due 06/01/2028 •	56,450	50,610
2.595% due 02/24/2026 •	29,000	27,502
2.739% due 10/15/2030 •	5,800	5,067
2.947% due 02/24/2028 •	39,550	36,695
3.797% due 07/23/2024 •	10,600	10,546
4.851% due 07/25/2028 •	7,200	7,193
5.605% (SOFRRATE + 0.765%) due 09/22/2027 ~	5,000	4,896
5.705% (US0003M + 0.890%) due 07/23/2024 ~	43,100	43,081

Kilroy Realty LP
2.500% due 11/15/2032	10,600	6,775
2.650% due 11/15/2033	4,400	2,738
3.050% due 02/15/2030	6,700	4,926
4.250% due 08/15/2029	2,100	1,775
4.375% due 10/01/2025	900	817

Kimco Realty Corp.
1.900% due 03/01/2028	8,600	7,370
3.200% due 04/01/2032	6,780	5,709
3.300% due 02/01/2025	7,200	6,929

KKR Group Finance Co. LLC
3.500% due 08/25/2050	13,500	9,137
3.750% due 07/01/2029	5,300	4,963

Kookmin Bank
2.500% due 11/04/2030 (k)	3,800	3,097
4.500% due 02/01/2029 (k)	2,500	2,383

Lazard Group LLC
4.375% due 03/11/2029	3,700	3,532
4.500% due 09/19/2028	7,000	6,671

Life Storage LP
2.200% due 10/15/2030	3,400	2,795
2.400% due 10/15/2031	4,000	3,229
3.500% due 07/01/2026	5,600	5,318
4.000% due 06/15/2029	500	460

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	10,952	10,551

Lloyds Bank PLC
0.000% due 04/02/2032 þ	43,800	27,975

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	22,400	$14,586
4.375% due 03/22/2028		$2,300	2,185
4.947% due 06/27/2025 •(j)(k)	EUR	1,900	1,866
5.032% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	6,616

Loews Corp.
3.200% due 05/15/2030		$5,200	4,685

Logicor Financing SARL
1.625% due 07/15/2027	EUR	7,200	6,181
2.250% due 05/13/2025		41,100	40,856
3.250% due 11/13/2028		10,900	9,549

LXP Industrial Trust
2.375% due 10/01/2031		$6,200	4,782
2.700% due 09/15/2030		900	732

Manulife Financial Corp.
3.703% due 03/16/2032		4,300	3,961

Metropolitan Life Global Funding
3.450% due 12/18/2026		17,500	16,598

Mid-America Apartments LP
2.750% due 03/15/2030		500	438
3.950% due 03/15/2029		9,000	8,640
4.300% due 10/15/2023		100	100

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		21,200	19,454
1.640% due 10/13/2027 •		6,200	5,454
2.801% due 07/18/2024		33,700	32,526
3.407% due 03/07/2024		938	920
5.422% due 02/22/2029 •		18,800	18,990
5.441% due 02/22/2034 •		1,800	1,820
5.475% due 02/22/2031 •		5,100	5,140
5.681% (SOFRRATE + 0.940%) due 02/20/2026 ~		1,900	1,871
5.719% due 02/20/2026 •		9,500	9,531

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		17,800	17,581
1.979% due 09/08/2031 •		12,300	9,707
2.201% due 07/10/2031 •		29,200	23,651
2.555% due 09/13/2025 •		35,400	33,814
3.922% due 09/11/2024 •		18,900	18,746
5.414% due 09/13/2028 •		25,400	25,529
5.800% (US0003M + 0.990%) due 07/10/2024 ~		24,100	24,058

Morgan Stanley
3.620% due 04/17/2025 •		7,000	6,875
3.737% due 04/24/2024 •		24,700	24,657
5.123% due 02/01/2029 •		12,800	12,912
5.772% (SOFRRATE + 1.165%) due 04/17/2025 ~		41,300	41,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		$18,150	$17,054

National Health Investors, Inc.
3.000% due 02/01/2031		6,990	5,284

Nationwide Building Society
3.960% due 07/18/2030 •		34,800	31,423
4.363% due 08/01/2024 •		12,820	12,715

NatWest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	7,800
3.073% due 05/22/2028 •		$25,900	23,454
4.519% due 06/25/2024 •		39,100	38,915
4.892% due 05/18/2029 •		19,600	18,837
6.016% due 03/02/2034 •		2,000	2,074
6.684% (US0003M + 1.550%) due 06/25/2024 ~		42,800	42,769
8.000% due 08/10/2025 •(j)(k)		1,200	1,187

NatWest Markets PLC
3.479% due 03/22/2025		9,600	9,180

New York Life Insurance Co.
3.750% due 05/15/2050		5,600	4,533

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		30,200	26,157
2.000% due 03/09/2026		23,900	21,195
2.450% due 09/15/2028		500	406
2.750% due 03/09/2028		8,550	7,237
3.875% due 09/21/2023		2,600	2,571
5.648% (US0003M + 0.640%) due 03/08/2024 ~		21,600	21,337

Nomura Holdings, Inc.
1.851% due 07/16/2025		44,500	40,755
2.172% due 07/14/2028		1,500	1,253
2.679% due 07/16/2030		9,500	7,688
5.842% due 01/18/2028		13,500	13,622
6.181% due 01/18/2033		29,800	30,359

Norinchukin Bank
2.080% due 09/22/2031		19,700	15,936

Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,370

Old Republic International Corp.
3.875% due 08/26/2026		2,850	2,730

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		21,990	17,393
3.625% due 10/01/2029		14,300	12,012
4.375% due 08/01/2023		42	42
5.250% due 01/15/2026		33,800	33,240

OneMain Finance Corp.
6.875% due 03/15/2025		20,100	19,497

Ontario Teachers’ Cadillac Fairview Properties Trust
4.125% due 02/01/2029		4,700	4,373

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
4.000% due 04/13/2032	$1,800	$1,659

Pacific Life Global Funding II
1.200% due 06/24/2025	1,600	1,472

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	937	929

Physicians Realty LP
3.950% due 01/15/2028	3,900	3,661

Piedmont Operating Partnership LP
3.150% due 08/15/2030	19,300	14,349

Pinnacol Assurance
8.625% due 06/25/2034 «(l)	15,000	16,799

Piper Sandler Cos.
5.200% due 10/15/2023	14,000	13,965

Primerica, Inc.
2.800% due 11/19/2031	8,600	7,230

Principal Life Global Funding
1.250% due 06/23/2025	4,600	4,211
1.250% due 08/16/2026	14,000	12,353

Protective Life Global Funding
3.104% due 04/15/2024	23,900	23,393

Prudential Funding Asia PLC
3.125% due 04/14/2030	800	715

Realty Income Corp.
2.200% due 06/15/2028	550	486
3.100% due 12/15/2029	7,200	6,468
3.250% due 01/15/2031	1,000	882
3.400% due 01/15/2028	1,400	1,316
3.875% due 04/15/2025	2,800	2,731
3.950% due 08/15/2027	1,100	1,061
4.625% due 11/01/2025	6,600	6,509
4.875% due 06/01/2026	6,600	6,572

Regency Centers LP
3.700% due 06/15/2030	11,480	10,374

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	6,300	5,581

Royal Bank of Canada
4.875% due 01/12/2026	19,600	19,647

Sanders Re Ltd.
16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~	17,400	15,898

Santander Holdings USA, Inc.
3.244% due 10/05/2026	800	726
3.450% due 06/02/2025	18,700	17,522

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •	2,500	2,021
6.534% due 01/10/2029 •	25,600	26,050

SBA Tower Trust
1.884% due 07/15/2050	24,900	22,523
2.328% due 07/15/2052	12,200	10,862
2.836% due 01/15/2050	3,987	3,780

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Scentre Group Trust
3.500% due 02/12/2025	$1,000	$970
3.625% due 01/28/2026	7,100	6,804
4.375% due 05/28/2030	60,250	56,571

Simon Property Group LP
2.000% due 09/13/2024	3,000	2,867

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,300	1,292

Societe Generale SA
1.488% due 12/14/2026 •	25,200	21,997
1.792% due 06/09/2027 •	16,000	13,888
4.250% due 09/14/2023	57,450	56,698
6.446% due 01/10/2029 •	25,400	25,502
6.447% due 01/12/2027 •	31,000	31,015
6.691% due 01/10/2034 •	32,100	32,866
7.875% due 12/18/2023 •(j)(k)	2,800	2,629

Spirit Realty LP
2.100% due 03/15/2028	6,400	5,381
3.200% due 02/15/2031	5,800	4,836
3.400% due 01/15/2030	9,200	7,917
4.000% due 07/15/2029	2,590	2,326

Standard Chartered PLC
1.456% due 01/14/2027 •	11,600	10,200
1.822% due 11/23/2025 •	37,800	35,194
3.971% due 03/30/2026 •	23,000	22,144
5.683% (SOFRRATE + 0.930%) due 11/23/2025 ~	14,200	13,938
6.170% due 01/09/2027 •	30,600	30,744
6.301% due 01/09/2029 •	20,000	20,458
7.750% due 04/02/2023 •(j)(k)	700	700

Starwood Property Trust, Inc.
4.375% due 01/15/2027	2,000	1,655

Stifel Financial Corp.
4.000% due 05/15/2030	32,600	28,664

STORE Capital Corp.
2.700% due 12/01/2031	600	433
2.750% due 11/18/2030	4,160	3,071
4.625% due 03/15/2029	400	356

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	40,400	37,020
1.902% due 09/17/2028	9,900	8,392
2.448% due 09/27/2024	10,700	10,260
2.472% due 01/14/2029	18,800	16,184
5.464% due 01/13/2026	12,900	13,032
5.520% due 01/13/2028	39,550	40,240
5.710% due 01/13/2030	20,000	20,664
5.974% (SOFRRATE + 1.430%) due 01/13/2026 ~	28,000	28,154

Sun Communities Operating LP
2.300% due 11/01/2028	4,900	4,187
2.700% due 07/15/2031	1,800	1,458
4.200% due 04/15/2032	6,300	5,636

SVB Financial Group
3.125% due 06/05/2030 ^(e)	8,700	5,058

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Swedbank AB
3.356% due 04/04/2025		$17,500	$16,886

Synchrony Bank
5.400% due 08/22/2025		12,700	11,923
5.625% due 08/23/2027		12,500	11,488

Synchrony Financial
5.150% due 03/19/2029		5,450	4,797

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	8,101	9,557
5.661% due 10/13/2041		8,107	9,798
5.744% due 04/13/2040		6,091	7,437
5.801% due 10/13/2040		22,013	27,022

Toronto-Dominion Bank
2.800% due 03/10/2027		$6,900	6,370
5.156% due 01/10/2028		10,000	10,110

Toyota Motor Credit Corp.
5.570% due 12/11/2023 •		46,000	46,008

Truist Financial Corp.
5.122% due 01/26/2034 •		1,350	1,318
5.900% due 10/28/2026 •		5,800	5,788

U.S. Bancorp
4.839% due 02/01/2034 •		800	777

UBS AG
5.125% due 05/15/2024 (k)		1,700	1,656

UBS Group AG
4.125% due 04/15/2026		38,200	36,343
4.253% due 03/23/2028		4,200	3,904
4.375% due 02/10/2031 •(j)(k)		2,000	1,392
4.751% due 05/12/2028 •		2,800	2,689
5.711% due 01/12/2027 •		42,000	41,659
5.959% due 01/12/2034 •		19,000	19,516

UDR, Inc.
3.100% due 11/01/2034		2,400	1,967
4.400% due 01/26/2029		5,000	4,801

UniCredit SpA
2.569% due 09/22/2026 •		13,600	12,322
7.830% due 12/04/2023		350,050	353,298

Ventas Realty LP
3.000% due 01/15/2030		33,600	29,074
4.125% due 01/15/2026		3,000	2,913

VICI Properties LP
4.750% due 02/15/2028		18,250	17,318

Virgin Money U.K. PLC
4.000% due 09/03/2027 •	GBP	2,300	2,605

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	12,500	12,923

WEA Finance LLC
3.750% due 09/17/2024		$12,300	11,660

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	4,700	4,406
2.393% due 06/02/2028 •		$17,500	15,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.350% due 03/02/2033 •	$7,680	$6,663
3.526% due 03/24/2028 •	28,700	27,103
3.908% due 04/25/2026 •	3,000	2,914
4.478% due 04/04/2031 •	3,447	3,302
4.808% due 07/25/2028 •	3,500	3,459

Welltower, Inc.
2.750% due 01/15/2031	21,050	17,513
3.100% due 01/15/2030	24,700	21,569
3.850% due 06/15/2032	10,200	9,028
4.250% due 04/01/2026	800	783

Willis North America, Inc.
2.950% due 09/15/2029	2,200	1,941

WP Carey, Inc.
2.450% due 02/01/2032	2,000	1,599
4.000% due 02/01/2025	4,350	4,216
4.250% due 10/01/2026	1,700	1,660
4.600% due 04/01/2024	5,500	5,384

		7,218,174

INDUSTRIALS 7.6%

7-Eleven, Inc.
0.800% due 02/10/2024	1,446	1,385
1.300% due 02/10/2028	24,600	20,951
1.800% due 02/10/2031	11,500	9,119

AbbVie, Inc.
2.600% due 11/21/2024	19,300	18,634
2.850% due 05/14/2023	1,050	1,047
2.950% due 11/21/2026	9,700	9,236
3.600% due 05/14/2025	300	294

Activision Blizzard, Inc.
2.500% due 09/15/2050	1,300	873

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	12,328	10,280

Air Canada Pass-Through Trust
3.300% due 07/15/2031	900	795
3.600% due 09/15/2028	2,586	2,397
5.250% due 10/01/2030	3,968	3,872

Aker BP ASA
4.000% due 01/15/2031	1,100	1,000

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	14,647	14,240

Alcon Finance Corp.
2.600% due 05/27/2030	6,000	5,173

Amdocs Ltd.
2.538% due 06/15/2030	12,100	10,208

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,362	1,125
3.000% due 04/15/2030	15,093	13,377
3.150% due 08/15/2033	15,406	13,516
3.200% due 12/15/2029	10,465	9,410
3.250% due 04/15/2030	6,421	5,568
3.350% due 04/15/2031	11,463	10,263

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2028	$8,830	$7,693
3.500% due 08/15/2033	4,396	3,663
3.575% due 07/15/2029	3,660	3,373
3.600% due 03/22/2029	6,016	5,522
3.650% due 02/15/2029	4,242	3,872
3.650% due 12/15/2029	3,798	3,287
3.700% due 04/01/2028	3,915	3,591

American Airlines, Inc.
5.750% due 04/20/2029	8,000	7,682

Amgen, Inc.
5.150% due 03/02/2028	47,060	48,074
5.250% due 03/02/2030	8,100	8,287
5.250% due 03/02/2033	7,300	7,504
5.600% due 03/02/2043	3,100	3,196

Amphenol Corp.
3.200% due 04/01/2024	1,900	1,862

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	44,500	41,983

AP Moller - Maersk AS
4.500% due 06/20/2029	17,600	17,485

AutoNation, Inc.
4.750% due 06/01/2030	6,715	6,317

Bacardi Ltd.
4.450% due 05/15/2025	18,200	17,932

BAE Systems PLC
3.000% due 09/15/2050	7,000	4,900

Banner Health
1.897% due 01/01/2031	1,900	1,557

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	7,700	5,817

BAT International Finance PLC
3.950% due 06/15/2025	1,600	1,557

BayCare Health System, Inc.
3.831% due 11/15/2050	2,700	2,276

Bayer U.S. Finance LLC
3.875% due 12/15/2023	8,400	8,307
4.250% due 12/15/2025	22,600	22,126
4.375% due 12/15/2028	28,700	27,762
5.876% (US0003M + 1.010%) due 12/15/2023 ~	12,600	12,587

Becton Dickinson & Co.
3.794% due 05/20/2050	5,500	4,469

Berry Global, Inc.
1.570% due 01/15/2026	2,900	2,635

Beth Israel Lahey Health, Inc.
2.220% due 07/01/2028	2,900	2,484
3.080% due 07/01/2051	7,000	4,686

Black Knight InfoServ LLC
3.625% due 09/01/2028	4,400	4,010

Boardwalk Pipelines LP
3.400% due 02/15/2031	5,000	4,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
1.433% due 02/04/2024	$72,290	$69,864
1.950% due 02/01/2024	95,900	93,127
2.196% due 02/04/2026	10,550	9,793
2.750% due 02/01/2026	63,290	60,093

Boston Scientific Corp.
2.650% due 06/01/2030	40,280	35,613

British Airways Pass-Through Trust
2.900% due 09/15/2036	776	638
3.300% due 06/15/2034	3,246	2,811
3.350% due 12/15/2030	5,493	4,745
3.800% due 03/20/2033	1,645	1,514
4.250% due 05/15/2034	2,112	1,979

Broadcom, Inc.
1.950% due 02/15/2028	700	609
2.450% due 02/15/2031	58,100	47,594
2.600% due 02/15/2033	30,100	23,624
3.137% due 11/15/2035	185,937	143,141
3.187% due 11/15/2036	35,082	26,616
3.419% due 04/15/2033	29,454	24,665
3.469% due 04/15/2034	21,060	17,312
3.500% due 02/15/2041	21,100	15,935
3.750% due 02/15/2051	14,500	10,701
4.150% due 11/15/2030	16,132	14,967
4.300% due 11/15/2032	57,580	53,081
4.926% due 05/15/2037	116,681	106,215

Campbell Soup Co.
4.150% due 03/15/2028	30,600	29,994

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	7,964

Centene Corp.
4.250% due 12/15/2027	6,700	6,462
4.625% due 12/15/2029	7,000	6,588

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	8,500	6,878

Charter Communications Operating LLC
2.250% due 01/15/2029	1,250	1,043
3.500% due 06/01/2041	7,900	5,428
3.700% due 04/01/2051	2,200	1,411
3.850% due 04/01/2061	2,040	1,275
4.400% due 04/01/2033	23,850	21,184
4.908% due 07/23/2025	37,400	37,042
6.464% (US0003M + 1.650%) due 02/01/2024 ~	60,500	60,740
6.484% due 10/23/2045	1,500	1,423

Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	4,576

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032	11,800	9,199

CommonSpirit Health
3.910% due 10/01/2050	24,400	18,957

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
1.375% due 11/01/2027	$12,490	$10,727

Constellation Brands, Inc.
3.700% due 12/06/2026	2,800	2,709

Continental Resources, Inc.
4.375% due 01/15/2028	4,889	4,612

CoStar Group, Inc.
2.800% due 07/15/2030	9,600	8,054

Cox Communications, Inc.
2.950% due 10/01/2050	4,700	3,020

CRH America Finance, Inc.
3.400% due 05/09/2027	1,600	1,514
3.950% due 04/04/2028	17,000	16,315
4.500% due 04/04/2048	4,900	4,244

CVS Health Corp.
2.125% due 09/15/2031	6,500	5,318
3.250% due 08/15/2029	8,700	7,960
4.300% due 03/25/2028	6,815	6,697

CVS Pass-Through Trust
8.353% due 07/10/2031	161	177

DAE Funding LLC
1.625% due 02/15/2024	500	479

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,200	1,199
5.422% (SOFRRATE + 0.600%) due 12/14/2023 ~	12,700	12,572

Dell International LLC
4.900% due 10/01/2026	14,000	13,973
5.300% due 10/01/2029	5,300	5,344
5.450% due 06/15/2023	16,056	16,051
6.020% due 06/15/2026	18,800	19,304
6.200% due 07/15/2030	4,700	4,904

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,531	1,349

Discovery Communications LLC
3.625% due 05/15/2030	9,600	8,520
4.650% due 05/15/2050	37,300	28,576

Duke University
2.832% due 10/01/2055	31,400	21,936

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	8,400	8,098

eBay, Inc.
2.700% due 03/11/2030	15,900	13,943

Electronic Arts, Inc.
1.850% due 02/15/2031	500	413

Elevance Health, Inc.
2.375% due 01/15/2025	2,000	1,916
2.550% due 03/15/2031	13,200	11,367

Emory University
1.566% due 09/01/2025	2,100	1,951
2.143% due 09/01/2030	12,300	10,503
2.969% due 09/01/2050	23,500	16,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
2.900% due 05/15/2025		$1,500	$1,430
4.500% due 11/01/2023		14,709	14,584
4.950% due 05/15/2028		4,290	4,232
5.000% due 05/15/2050		200	171

Entergy Louisiana LLC
1.600% due 12/15/2030		4,100	3,245
5.400% due 11/01/2024		2,400	2,417

EQM Midstream Partners LP
6.000% due 07/01/2025		3,304	3,270
6.500% due 07/01/2027		5,000	4,852

Equifax, Inc.
3.100% due 05/15/2030		2,390	2,080

Essential Utilities, Inc.
2.400% due 05/01/2031		1,890	1,576
3.351% due 04/15/2050		1,800	1,287

Expedia Group, Inc.
3.250% due 02/15/2030		7,430	6,448
4.625% due 08/01/2027		5,000	4,905
6.250% due 05/01/2025		17,044	17,268

Ferguson Finance PLC
3.250% due 06/02/2030		4,400	3,824

Fidelity National Information Services, Inc.
1.150% due 03/01/2026		4,000	3,563

Fiserv, Inc.
2.650% due 06/01/2030		47,580	41,101

Flex Ltd.
4.875% due 05/12/2030		27,200	26,484

Ford Foundation
2.415% due 06/01/2050		5,100	3,385

Ford Motor Co.
3.250% due 02/12/2032		11,800	9,291

Fortune Brands Innovations, Inc.
3.250% due 09/15/2029		17,112	15,248

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,200	2,117

GATX Corp.
4.000% due 06/30/2030		$24,100	22,203

GE Capital Funding LLC
4.550% due 05/15/2032		40,055	39,291

GE Capital U.K. Funding Unlimited Co.
5.875% due 01/18/2033	GBP	300	383

General Electric Co.
5.186% (US0003M + 0.380%) due 05/05/2026 ~		$2,640	2,593
7.500% due 08/21/2035		2,100	2,442

Global Payments, Inc.
1.200% due 03/01/2026		9,000	8,012
2.650% due 02/15/2025		3,930	3,732
2.900% due 05/15/2030		18,292	15,505
3.200% due 08/15/2029		5,300	4,667

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gray Oak Pipeline LLC
3.450% due 10/15/2027	$23,200	$21,048

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	14,700	15,137
6.510% due 02/23/2042	800	844

Hamilton College
4.750% due 07/01/2113	29,370	24,809

HCA, Inc.
5.375% due 09/01/2026	26,700	26,813
5.875% due 02/01/2029	1,700	1,738

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023	12,400	12,195
2.043% due 08/16/2028	10,000	8,580
4.200% due 05/01/2030	3,500	3,279

Hyundai Capital America
0.800% due 04/03/2023	39,320	39,320
0.800% due 01/08/2024	21,900	21,105
1.000% due 09/17/2024	32,500	30,480
1.650% due 09/17/2026	73,100	64,750
2.100% due 09/15/2028	33,000	27,916
5.500% due 03/30/2026	17,500	17,536
5.875% due 04/07/2025	11,992	12,144

Imperial Brands Finance PLC
3.125% due 07/26/2024	20,130	19,509
3.500% due 07/26/2026	34,025	31,915
3.875% due 07/26/2029	35,650	32,097
4.250% due 07/21/2025	15,205	14,732

Infor, Inc.
1.450% due 07/15/2023	5,600	5,523
1.750% due 07/15/2025	12,500	11,434

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	6,300	4,886

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025	8,700	7,789
3.200% due 05/01/2023	5,100	5,089
3.268% due 11/15/2040	5,100	3,637

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,490	6,347
2.950% due 11/15/2029	520	450
4.000% due 05/15/2034	4,476	4,114

JSW Hydro Energy Ltd.
4.125% due 05/18/2031	8,142	6,763

Kansas City Southern
2.875% due 11/15/2029	3,800	3,410

Kenvue, Inc.
5.050% due 03/22/2028	6,200	6,411

Kinder Morgan, Inc.
7.750% due 01/15/2032	5,100	5,935

Leidos, Inc.
2.300% due 02/15/2031	13,600	11,044
3.625% due 05/15/2025	1,800	1,754
4.375% due 05/15/2030	3,300	3,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
3.400% due 03/01/2027		$16,100	$12,749
3.875% due 11/15/2029		12,520	9,073

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		14,600	11,487

Marriott International, Inc.
3.500% due 10/15/2032		27,640	24,251
3.600% due 04/15/2024		11,400	11,188
4.150% due 12/01/2023		33,000	32,779
4.625% due 06/15/2030		1,600	1,554
4.900% due 04/15/2029		4,100	4,066

Mather Foundation
2.675% due 10/01/2031		1,050	901

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		18,000	16,947

Mercedes-Benz Finance North America LLC
3.700% due 05/04/2023		6,150	6,144

Micron Technology, Inc.
2.703% due 04/15/2032		1,400	1,122
4.975% due 02/06/2026		10,200	10,182

MidMichigan Health
3.409% due 06/01/2050		29,500	21,354

Mileage Plus Holdings LLC
6.500% due 06/20/2027		1,190	1,187

Moody’s Corp.
3.250% due 05/20/2050		1,200	870

Motorola Solutions, Inc.
2.300% due 11/15/2030		16,770	13,639

MPLX LP
4.700% due 04/15/2048		7,200	6,057

National Fuel Gas Co.
2.950% due 03/01/2031		10,900	8,769

Netflix, Inc.
1.875% due 06/22/2025		4,700	4,385
2.700% due 06/22/2030		40,900	35,074
4.625% due 05/15/2029	EUR	6,619	7,339

Newell Brands, Inc.
4.700% due 04/01/2026		$700	675
4.875% due 06/01/2025		2,600	2,537

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	1,200	1,224
3.043% due 09/15/2023		$39,300	38,719
3.201% due 09/17/2028	EUR	3,100	3,021
3.522% due 09/17/2025		$122,700	116,319
4.345% due 09/17/2027		132,900	125,453
4.810% due 09/17/2030		41,900	37,969

NVR, Inc.
3.000% due 05/15/2030		1,323	1,165

NXP BV
2.700% due 05/01/2025		4,788	4,547
3.150% due 05/01/2027		4,100	3,800
3.400% due 05/01/2030		1,700	1,530

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 06/18/2026	$37,682	$36,412
4.300% due 06/18/2029	2,100	2,018
5.000% due 01/15/2033	455	446
5.350% due 03/01/2026	13,800	13,845

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050	4,000	2,605

Occidental Petroleum Corp.
6.950% due 07/01/2024	519	526

OCI NV
6.700% due 03/16/2033	6,100	6,092

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (h)(j)	38,250	38

ONEOK Partners LP
6.850% due 10/15/2037	2,200	2,330

Oracle Corp.
2.800% due 04/01/2027	300	279
2.950% due 04/01/2030	1,500	1,325
3.600% due 04/01/2050	11,100	7,885
3.850% due 04/01/2060	13,100	9,158
4.650% due 05/06/2030	1,500	1,461
6.250% due 11/09/2032 (l)	28,000	30,131

Orlando Health Obligated Group
3.327% due 10/01/2050	1,100	800

PeaceHealth Obligated Group
3.218% due 11/15/2050	8,900	6,331

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	2,700	2,698

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	11,100	10,810
4.125% due 08/01/2023	2,400	2,387

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	1,000	980
4.400% due 06/15/2030	11,400	10,249

Petroleos Mexicanos
10.000% due 02/07/2033	13,700	13,142

President & Fellows of Harvard College
2.517% due 10/15/2050	550	378

Quanta Services, Inc.
0.950% due 10/01/2024	1,100	1,027
2.900% due 10/01/2030	4,000	3,453

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	8,190	6,631
2.800% due 09/15/2050	5,500	3,675

Renesas Electronics Corp.
1.543% due 11/26/2024	7,060	6,596
2.170% due 11/25/2026	3,801	3,373

Rolls-Royce PLC
5.750% due 10/15/2027	1,200	1,197

Royalty Pharma PLC
1.200% due 09/02/2025	11,900	10,795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rumo Luxembourg SARL
5.250% due 01/10/2028	$15,500	$14,299

S&P Global, Inc.
2.700% due 03/01/2029	22,800	20,753
4.250% due 05/01/2029	5,600	5,517

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	34,100	32,909
5.000% due 03/15/2027	2,375	2,368

Sands China Ltd.
4.300% due 01/08/2026	600	564
5.625% due 08/08/2025	300	293

Seagate HDD Cayman
9.625% due 12/01/2032	3,528	3,957

Siemens Financieringsmaatschappij NV
1.200% due 03/11/2026	14,900	13,597

Skyworks Solutions, Inc.
0.900% due 06/01/2023	400	397
1.800% due 06/01/2026	380	342

Southern Co.
1.750% due 03/15/2028	7,190	6,215
3.700% due 04/30/2030	4,000	3,747
5.086% (SOFRINDX + 0.370%) due 05/10/2023 ~	4,750	4,743

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	6,800	5,771

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	3,853	3,592

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	9,200	9,134
5.152% due 09/20/2029	49,500	49,209

Starbucks Corp.
2.550% due 11/15/2030	103,150	89,824

Sutter Health
3.361% due 08/15/2050	26,400	19,330

Syngenta Finance NV
4.441% due 04/24/2023	13,350	13,334
4.892% due 04/24/2025	3,751	3,669

T-Mobile USA, Inc.
1.500% due 02/15/2026	21,400	19,560
2.050% due 02/15/2028	10,000	8,877
2.550% due 02/15/2031	30,100	25,525
2.700% due 03/15/2032	1,600	1,349
3.400% due 10/15/2052	15,500	11,175
3.500% due 04/15/2025	5,700	5,544
3.750% due 04/15/2027	20,970	20,171
3.875% due 04/15/2030	27,657	25,973

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030	24,200	20,444

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	9,635	8,357
7.000% due 10/15/2028	3,900	4,243

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco PLC
5.125% due 04/10/2047	EUR	8,300	$8,964

Textron, Inc.
2.450% due 03/15/2031		$3,900	3,291

Thermo Fisher Scientific, Inc.
1.750% due 10/15/2028		10,400	9,145

TMS Issuer SARL
5.780% due 08/23/2032		13,800	14,414

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		3,200	2,900

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		21,000	17,141

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		4,674	4,375
4.625% due 12/03/2026		1,202	1,137
7.125% due 04/22/2025		3,364	3,361

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,076	5,979
2.900% due 11/01/2029		1,494	1,277
3.100% due 01/07/2030		4,301	3,882
3.450% due 06/01/2029		4,264	3,884
3.450% due 01/07/2030		1,765	1,534
3.500% due 09/01/2031		3,777	3,395
3.750% due 03/03/2028		1,161	1,089
4.000% due 10/11/2027		2,296	2,167
4.150% due 10/11/2025		2,130	2,087
4.150% due 02/25/2033		10,576	9,524
4.300% due 02/15/2027		867	833
5.875% due 04/15/2029		44,842	44,766

United Airlines, Inc.
4.375% due 04/15/2026		1,900	1,820

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		8,800	8,388

Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	7,937

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	11,237
5.250% due 05/15/2029		10,000	10,795

VMware, Inc.
1.800% due 08/15/2028		$3,000	2,535
4.500% due 05/15/2025		11,358	11,220
4.650% due 05/15/2027		12,010	11,833
4.700% due 05/15/2030		19,100	18,551

Volkswagen Group of America Finance LLC
2.850% due 09/26/2024		17,200	16,627
3.125% due 05/12/2023		12,100	12,066
3.200% due 09/26/2026		3,700	3,485
3.350% due 05/13/2025		27,445	26,531
3.750% due 05/13/2030		6,400	5,880
4.750% due 11/13/2028		39,500	39,188

Volkswagen International Finance NV
4.210% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	10,400	11,447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walt Disney Co.
3.600% due 01/13/2051		$5,100	$4,149

Warnermedia Holdings, Inc.
3.428% due 03/15/2024		19,500	19,057
3.528% due 03/15/2024		10,250	10,014
3.755% due 03/15/2027		4,800	4,524

Weir Group PLC
2.200% due 05/13/2026		18,700	16,859

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,351
4.950% due 09/15/2028		6,100	5,988

Wipro IT Services LLC
1.500% due 06/23/2026		14,300	12,865

Woodside Finance Ltd.
3.650% due 03/05/2025		100	97

WPP Finance
3.750% due 09/19/2024		300	293

Wynn Las Vegas LLC
5.500% due 03/01/2025		30,700	30,161

Xylem, Inc.
2.250% due 01/30/2031		2,100	1,754
3.250% due 11/01/2026		2,400	2,285

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	2,700	2,609

Zoetis, Inc.
2.000% due 05/15/2030		$30,800	25,942

			4,222,971

UTILITIES 3.0%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		7,411	5,202

AEP Texas, Inc.
3.950% due 06/01/2028		5,800	5,589

AES Corp.
2.450% due 01/15/2031		10,600	8,640
3.300% due 07/15/2025		20,050	19,036
3.950% due 07/15/2030		23,167	20,796

Alliant Energy Finance LLC
1.400% due 03/15/2026		8,400	7,452

American Transmission Systems, Inc.
5.000% due 09/01/2044		700	666

American Water Capital Corp.
3.450% due 06/01/2029		7,800	7,304

Appalachian Power Co.
2.700% due 04/01/2031		23,700	20,154

Arizona Public Service Co.
2.200% due 12/15/2031		12,700	10,118
2.600% due 08/15/2029		6,400	5,562
3.350% due 05/15/2050		14,000	9,898

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
2.250% due 02/01/2032	$16,990	$13,897
2.750% due 06/01/2031	40,350	34,790
3.850% due 06/01/2060	1,140	856
4.350% due 03/01/2029	4,100	4,016

Atmos Energy Corp.
1.500% due 01/15/2031	17,500	13,982

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	2,500	2,375

Black Hills Corp.
2.500% due 06/15/2030	6,600	5,491

Boston Gas Co.
3.150% due 08/01/2027	2,900	2,669
3.757% due 03/16/2032	7,800	7,056

Clearway Energy Operating LLC
3.750% due 02/15/2031	10,700	9,238

Constellation Energy Generation LLC
3.250% due 06/01/2025	9,100	8,779

Dominion Energy, Inc.
2.250% due 08/15/2031	9,550	7,871

Duke Energy Carolinas LLC
2.550% due 04/15/2031	6,500	5,582
2.850% due 03/15/2032	1,500	1,306

Duke Energy Corp.
2.450% due 06/01/2030	8,600	7,335

Duke Energy Florida LLC
2.400% due 12/15/2031	2,580	2,167

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	3,200	3,034

Duke Energy Progress LLC
2.000% due 08/15/2031	24,100	19,764
3.375% due 09/01/2023	1,900	1,885

Edison International
5.750% due 06/15/2027	4,700	4,804

EDP Finance BV
1.710% due 01/24/2028	38,300	32,632

Enel Finance America LLC
2.875% due 07/12/2041	2,800	1,846
7.100% due 10/14/2027	13,700	14,735

Enel Finance International NV
1.375% due 07/12/2026	17,400	15,507
1.875% due 07/12/2028	11,300	9,517
2.250% due 07/12/2031	800	627
2.650% due 09/10/2024	178,101	172,004
4.625% due 06/15/2027	35,600	34,885
5.000% due 06/15/2032	12,900	12,145

Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,595

Entergy Corp.
1.900% due 06/15/2028	2,100	1,830
2.800% due 06/15/2030	6,100	5,284
3.750% due 06/15/2050	7,700	5,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evergy Metro, Inc.
2.250% due 06/01/2030	$12,600	$10,689

Exelon Corp.
2.750% due 03/15/2027	770	721
3.950% due 06/15/2025	933	912

Fells Point Funding Trust
3.046% due 01/31/2027	8,500	7,894

FirstEnergy Corp.
1.600% due 01/15/2026	5,500	5,029
2.250% due 09/01/2030	12,000	9,918
4.150% due 07/15/2027	2,000	1,907

Florida Power & Light Co.
3.700% due 12/01/2047	600	499

Georgia Power Co.
3.250% due 03/15/2051	9,900	7,100

Greenko Dutch BV
3.850% due 03/29/2026	6,298	5,664

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	24,000	23,099
5.950% due 07/29/2026	12,200	11,483

India Green Power Holdings
4.000% due 02/22/2027	5,500	4,675

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	11,370	10,476

ITC Holdings Corp.
2.950% due 05/14/2030	25,900	22,831

Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	3,780

Massachusetts Electric Co.
1.729% due 11/24/2030	3,400	2,674

Metropolitan Edison Co.
4.300% due 01/15/2029	1,760	1,689

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,238

Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,180

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	10,290	7,946
8.000% due 03/01/2032	165	198

New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	14,999
2.150% due 10/01/2031	3,410	2,738

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	8,900	7,821
2.250% due 06/01/2030	71,790	60,732

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	966
4.278% due 12/15/2028	17,600	16,595

NRG Energy, Inc.
3.875% due 02/15/2032	2,500	2,003

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	$76,753	$42,675

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	25,255	5,809

ONEOK, Inc.
5.850% due 01/15/2026	7,700	7,818
6.350% due 01/15/2031	11,100	11,641

Pacific Gas & Electric Co.
1.700% due 11/15/2023	25,060	24,453
2.100% due 08/01/2027	28,879	25,208
2.500% due 02/01/2031	39,700	32,196
2.950% due 03/01/2026	4,050	3,772
3.150% due 01/01/2026	32,240	30,111
3.250% due 02/16/2024	18,900	18,518
3.250% due 06/01/2031	18,660	15,831
3.300% due 03/15/2027	9,400	8,605
3.300% due 12/01/2027	10,000	9,014
3.300% due 08/01/2040	20,719	14,729
3.400% due 08/15/2024	2,230	2,168
3.450% due 07/01/2025	13,300	12,688
3.500% due 06/15/2025	16,990	16,212
3.500% due 08/01/2050	51,900	34,331
3.750% due 02/15/2024	15,685	15,400
3.750% due 07/01/2028	12,700	11,701
3.750% due 08/15/2042	2,000	1,423
3.850% due 11/15/2023	4,691	4,624
3.950% due 12/01/2047	24,400	17,397
4.000% due 12/01/2046	6,800	4,814
4.200% due 03/01/2029	31,800	29,115
4.250% due 08/01/2023	6,626	6,588
4.250% due 03/15/2046	9,600	7,099
4.300% due 03/15/2045	8,500	6,410
4.400% due 03/01/2032	26,200	23,638
4.450% due 04/15/2042	9,200	7,234
4.500% due 07/01/2040	23,100	18,997
4.500% due 12/15/2041	10,400	8,246
4.550% due 07/01/2030	49,903	46,790
4.600% due 06/15/2043	3,300	2,605
4.650% due 08/01/2028	6,100	5,745
4.750% due 02/15/2044	4,100	3,298
4.950% due 07/01/2050	7,800	6,441
6.150% due 01/15/2033	14,100	14,488
6.750% due 01/15/2053	6,000	6,214

PacifiCorp
2.700% due 09/15/2030	100	88
3.300% due 03/15/2051	100	74

Pennsylvania Electric Co.
3.250% due 03/15/2028	600	558

Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	5,708
2.700% due 01/15/2051	18,600	12,395

ReNew Wind Energy AP2
4.500% due 07/14/2028	11,600	9,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028	$1,824	$1,840
9.250% due 07/06/2024	4,423	4,478
9.750% due 01/06/2027	19,551	20,265

Rochester Gas & Electric Corp.
1.850% due 12/01/2030	600	476

San Diego Gas & Electric Co.
1.700% due 10/01/2030	12,800	10,453
3.320% due 04/15/2050	1,300	967

Southern California Edison Co.
2.500% due 06/01/2031	12,760	10,835
2.750% due 02/01/2032	23,550	20,235
3.650% due 06/01/2051	15,000	11,499
4.700% due 06/01/2027	5,700	5,717

Southern California Gas Co.
2.950% due 04/15/2027	6,830	6,404
3.150% due 09/15/2024	10,300	10,033

Southwest Gas Corp.
4.050% due 03/15/2032	1,270	1,169

Southwestern Electric Power Co.
4.100% due 09/15/2028	257	249

Southwestern Public Service Co.
3.150% due 05/01/2050	7,900	5,705

Sprint LLC
7.125% due 06/15/2024	200	203
7.875% due 09/15/2023	2,500	2,521

System Energy Resources, Inc.
2.140% due 12/09/2025	18,500	17,060

TELUS Corp.
3.400% due 05/13/2032	22,000	19,286

Toledo Edison Co.
2.650% due 05/01/2028	18,667	16,547

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	500	487

Union Electric Co.
2.625% due 03/15/2051	14,500	9,521

Verizon Communications, Inc.
2.355% due 03/15/2032	63,297	51,959
2.550% due 03/21/2031	1,600	1,364
5.617% (SOFRRATE + 0.790%) due 03/20/2026 ~	1,000	993

Virginia Electric & Power Co.
4.450% due 02/15/2044	10	9

VTR Comunicaciones SpA
5.125% due 01/15/2028	12,294	7,604

WEC Energy Group, Inc.
1.375% due 10/15/2027	4,100	3,558
1.800% due 10/15/2030	16,190	13,122

		1,691,415

Total Corporate Bonds & Notes (Cost $14,385,110)		13,132,560

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	$5,100	$4,491

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,265
2.534% due 06/01/2028	5,100	4,617
2.584% due 06/01/2029	3,600	3,205

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	2
7.550% due 04/01/2039	2	3

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	232

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	6,328

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	5,700	5,077

		28,220

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	181

FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	9,700	8,655

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,109	55,560

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	18,989
2.127% due 03/15/2032	23,000	18,693
2.227% due 03/15/2033	23,000	18,402
2.277% due 03/15/2034	19,000	14,942

New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	1,300	1,118

		72,144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	$2,980	$3,382

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.501% due 06/15/2023	3,500	3,501

RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	180

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
4.507% due 11/01/2051	8,385	7,771

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	1,000	922
1.946% due 11/01/2028	2,435	2,135
2.046% due 11/01/2029	1,400	1,206
2.096% due 11/01/2030	1,750	1,478

		13,512

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,630	1,379
3.401% due 06/01/2034	10,930	8,982
3.501% due 06/01/2035	9,935	8,074

		18,435

Total Municipal Bonds & Notes (Cost $234,167)		203,770

U.S. GOVERNMENT AGENCIES 41.5%

Fannie Mae
0.000% due 02/25/2033 - 11/25/2040 •	356	303
0.000% due 03/25/2036 (b)(h)	810	722
0.000% due 03/25/2036 - 06/25/2055 ~(a)	25,118	1,227
1.225% due 02/25/2037 •(a)	9	1
1.255% due 06/25/2037 •(a)	61	4
1.305% due 12/25/2042 •(a)	981	142
1.405% due 05/25/2037 - 01/25/2040 •(a)	509	30
1.455% due 08/25/2042 •(a)	6,508	857

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.535% due 03/25/2037 •(a)	$28	$2
1.705% due 07/25/2036 •(a)	305	25
1.755% due 12/25/2036 •(a)	29	3
1.768% due 10/25/2043 •	16,888	16,361
1.795% due 12/25/2036 •(a)	107	10
1.805% due 07/25/2037 •(a)	76	7
1.915% due 05/25/2037 •(a)	26	2
1.983% due 06/25/2037 •(a)	144	5
2.241% due 01/25/2031 ~(a)	194,519	17,933
2.478% due 10/01/2027 •	2	2
2.547% due 05/01/2035 •	22	22
2.550% due 03/01/2035 •	2	2
2.690% due 11/01/2025 •	10	10
2.855% due 03/01/2033 •	10	10
2.861% due 04/01/2038 •	1	1
2.875% due 09/01/2024 •	1	1
2.904% due 03/01/2033 •	17	17
3.000% due 08/25/2040 - 09/01/2057	65,244	60,269
3.014% due 06/01/2035 •	35	34
3.038% due 10/01/2035 •	35	35
3.074% due 04/01/2027 •	5	5
3.076% due 05/01/2033 •	7	7
3.138% due 05/01/2036 •	70	70
3.152% due 11/01/2037 •	6	6
3.215% due 01/01/2026 •	3	3
3.250% due 08/01/2024 •	3	3
3.265% due 09/01/2035 •	12	12
3.280% due 05/01/2035 •	447	439
3.284% due 05/01/2037 •	2	2
3.305% due 05/01/2030 •	2	2
3.310% due 11/01/2025 •	6	6
3.312% due 06/01/2035 •	127	124
3.315% due 05/01/2035 •	4	4
3.326% due 04/01/2035 •	222	217
3.355% due 06/01/2035 •	60	60
3.435% due 06/01/2034 •	1	1
3.495% due 02/01/2035 •	384	376
3.500% due 08/25/2042	16,706	15,818
3.522% due 11/01/2035 •	33	32
3.536% due 05/01/2035 •	638	631
3.545% due 06/01/2023 •	1	1
3.547% due 09/01/2035 •	351	345
3.552% due 04/01/2034 •	18	19
3.564% due 11/01/2034 •	77	75
3.575% due 08/01/2035 •	77	76
3.577% due 10/01/2034 •	84	83
3.585% due 12/01/2034 •	12	12
3.588% due 08/01/2027 •	49	48
3.599% due 01/01/2035 •	599	591
3.614% due 04/01/2035 •	6	6
3.622% due 12/01/2034 •	13	13
3.623% due 01/01/2035 •	1,278	1,281
3.645% due 08/01/2027 •	5	5
3.665% due 11/01/2034 •	71	70
3.675% due 09/01/2034 •	34	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.694% due 01/01/2035 •	$727	$717
3.708% due 01/01/2035 •	16	15
3.709% due 03/01/2035 •	5	5
3.714% due 02/01/2035 •	13	12
3.715% due 01/01/2036 •	1	1
3.718% due 05/01/2034 •	34	33
3.720% due 10/01/2035 •	134	132
3.738% due 01/01/2036 •	35	35
3.742% due 11/01/2032 •	3	3
3.750% due 07/01/2024 - 08/01/2025 •	16	16
3.757% due 05/01/2035 •	6	6
3.765% due 06/01/2035 •	5	6
3.766% due 07/01/2035 •	154	152
3.768% due 09/01/2035 •	1	1
3.770% due 05/01/2038 •	3,418	3,466
3.775% due 09/01/2035 •	3	3
3.777% due 05/25/2035 ~	1,420	1,442
3.785% due 09/01/2034 - 10/01/2034 •	1,129	1,138
3.788% due 08/01/2035 •	27	26
3.789% due 08/01/2035 •	85	84
3.795% due 12/01/2034 - 03/01/2036 •	57	56
3.805% due 07/01/2035 •	2	2
3.810% due 12/01/2035 •	8	7
3.820% due 05/01/2035 •	7	7
3.823% due 11/01/2025 •	26	26
3.840% due 07/01/2033 •	1	1
3.845% due 07/01/2026 - 09/01/2035 •	375	370
3.858% due 06/01/2033 •	9	8
3.872% due 12/01/2034 •	7	7
3.875% due 11/01/2035 - 09/01/2036 •	37	37
3.876% due 06/01/2035 •	770	772
3.881% due 08/01/2035 •	355	348
3.891% due 12/01/2034 - 07/01/2035 •	314	310
3.895% due 11/01/2031 •	34	34
3.898% due 08/01/2035 •	144	141
3.899% due 08/01/2026 •	6	6
3.905% due 01/01/2036 •	15	15
3.910% due 06/01/2035 •	64	62
3.913% due 09/01/2035 •	326	320
3.921% due 11/01/2035 •	255	251
3.929% due 07/01/2034 •	3	3
3.933% due 12/01/2034 •	3	3
3.943% due 09/01/2037 •	8	8
3.944% due 12/01/2033 •	87	85
3.950% due 11/01/2034 •	3	3
3.951% due 03/01/2034 •	421	414
3.955% due 09/01/2024 - 02/01/2035 •	140	139
3.970% due 07/01/2026 •	1	1
3.971% due 08/01/2035 •	54	55

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.978% due 12/01/2035 •	$67	$66
3.987% due 09/01/2035 •	26	25
3.990% due 12/01/2036 •	2	2
3.992% due 06/01/2043 •	1,218	1,163
3.993% due 07/01/2042 - 12/01/2044 •	4,598	4,384
3.995% due 11/01/2034 •	106	104
3.996% due 07/01/2035 •	54	53
4.000% due 07/25/2040 - 01/01/2059	20,229	19,682
4.010% due 09/01/2035 •	102	100
4.011% due 02/01/2035 •	65	63
4.015% due 09/01/2035 •	128	126
4.020% due 10/01/2035 •	112	111
4.027% due 07/01/2034 •	161	158
4.030% due 11/01/2035 •	50	49
4.032% due 11/01/2035 •	169	166
4.043% due 09/01/2041 •	2,048	1,973
4.047% due 07/01/2035 - 03/01/2036 •	118	116
4.057% due 01/01/2037 •	4	4
4.066% due 02/01/2035 •	458	448
4.069% due 12/01/2033 •	98	96
4.094% due 09/01/2037 •	1	1
4.135% due 08/01/2033 - 07/01/2035 •	16	15
4.140% due 09/01/2029 •	2	2
4.148% due 12/01/2036 •	16	16
4.152% due 09/01/2033 •	3	3
4.162% due 07/01/2035 - 11/01/2035 •	132	129
4.175% due 02/01/2035 •	4	4
4.180% due 03/01/2035 •	7	7
4.185% due 08/01/2032 - 11/01/2035 •	1,001	1,022
4.190% due 12/01/2023 •	5	5
4.193% due 10/01/2030 - 10/01/2040 •	666	647
4.200% due 03/01/2025 •	1	1
4.202% due 02/01/2027 •	10	10
4.212% due 03/01/2036 •	87	86
4.224% due 09/01/2033 •	14	14
4.230% due 09/01/2023 •	5	5
4.249% due 02/01/2036 •	30	30
4.250% due 12/01/2025 •	15	15
4.258% due 08/01/2035 •	1	1
4.267% due 07/01/2024 •	4	4
4.273% due 12/01/2033 •	141	139
4.287% due 04/01/2033 - 02/01/2036 •	92	91
4.300% due 11/01/2035 - 01/01/2036 •	272	269
4.313% due 04/01/2024 •	5	5
4.323% due 03/01/2036 •	71	69
4.325% due 11/01/2023 - 10/01/2027 •	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.340% due 02/01/2028 •	$3	$3
4.350% due 05/01/2026 •	1	1
4.375% due 05/01/2025 •	4	4
4.383% due 09/01/2035 •	45	44
4.395% due 12/01/2025 - 11/01/2034 •	264	270
4.438% due 01/01/2035 •	164	161
4.440% due 06/01/2025 •	7	7
4.500% due 02/01/2024 •	1	1
4.500% due 06/25/2024 - 09/25/2041	84,488	84,449
4.508% due 02/01/2028 •	1	1
4.581% due 11/01/2035 •	349	342
4.609% due 04/01/2036 •	24	24
4.625% due 10/01/2023 - 10/01/2026 •	2	2
4.630% due 12/01/2027 •	52	51
4.633% due 12/01/2030 •	2	2
4.677% due 07/25/2037 •	51	50
4.725% due 12/01/2026 •	3	3
4.747% due 03/25/2036 •	288	287
4.779% due 12/25/2042 ~	4,608	4,454
4.875% due 10/01/2024 •	1	1
4.877% due 03/01/2034 •	2	2
4.960% due 10/01/2034 •	148	147
4.965% due 03/25/2034 •	7	7
4.995% due 08/25/2034 ~	4	4
5.000% due 09/18/2027 - 04/25/2035	382	384
5.000% due 04/25/2043 •	749	687
5.045% due 05/25/2035 •	1	1
5.085% due 06/25/2032 •	2	2
5.095% due 04/25/2036 - 05/25/2037 •	635	626
5.136% due 09/01/2034 •	12	13
5.145% due 01/25/2033 - 05/25/2048 •	17,250	16,655
5.159% due 10/25/2042 ~	3,585	3,641
5.161% due 04/18/2028 ~	6	6
5.165% due 11/25/2036 - 06/25/2037 •	173	170
5.195% due 05/25/2034 - 04/25/2037 ~	476	471
5.195% due 05/25/2042 - 03/25/2044 •	1,024	1,007
5.205% due 03/25/2037 •	4	4
5.211% due 10/18/2030 •	71	71
5.215% due 01/25/2037 •	235	230
5.225% due 07/25/2037 •	194	190
5.245% due 06/25/2029 - 06/25/2047 •	24,613	23,970
5.245% due 06/25/2032 ~	29	29
5.250% due 08/01/2027 •	6	6
5.255% due 09/25/2035 ~	16	16
5.258% due 04/01/2027 •	2	2
5.275% due 11/25/2040 •	2,103	2,077

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.285% due 06/25/2036 •	$162	$161
5.295% due 10/25/2030 - 04/25/2047 •	30,165	29,308
5.295% due 03/25/2035 ~	555	549
5.305% due 07/25/2036 •	461	457
5.311% due 12/18/2031 •	15	15
5.345% due 08/25/2030 - 01/25/2047 •	21,095	20,582
5.345% due 02/25/2042 - 12/25/2049 ~	11,400	11,053
5.365% due 10/25/2040 •	18	17
5.395% due 09/25/2041 •	401	397
5.425% due 08/25/2037 •	2,189	2,170
5.445% due 06/25/2030 ~	99	99
5.445% due 12/25/2032 - 07/25/2034 •	769	768
5.495% due 10/25/2023 - 03/25/2040 •	501	498
5.500% due 02/25/2024 - 08/25/2035	28	30
5.515% due 03/25/2038 •	29	29
5.565% due 06/25/2037 •	72	71
5.595% due 04/25/2031 ~	115	115
5.595% due 03/25/2038 - 11/25/2039 •	256	257
5.665% due 02/25/2038 ~	91	91
5.745% due 04/25/2032 - 11/25/2033 •	658	665
5.750% due 12/20/2027 - 08/25/2034	414	418
5.794% due 02/01/2035 •	81	81
6.000% due 05/17/2027 - 10/25/2044	4,379	4,528
6.250% due 02/25/2029	101	103
6.300% due 10/17/2038	144	132
6.500% due 10/25/2023 - 06/25/2044	5,135	5,319
6.690% due 08/25/2037 ~	18	19
6.750% due 10/25/2023	1	1
7.000% due 06/25/2023 - 01/25/2048	737	757
7.500% due 08/20/2027 - 07/25/2041	119	122
7.500% due 06/19/2041 ~	7	7
8.000% due 07/18/2027 - 03/01/2030	2	2
8.500% due 02/17/2027	22	23
9.000% due 11/01/2025	13	13
13.171% due 03/25/2039 ~	1	1

Federal Home Loan Bank
5.710% due 03/14/2025	1,100	1,100

Federal Housing Administration
7.430% due 01/01/2024 «	5	5

Freddie Mac
0.000% due 05/15/2038 - 10/15/2041 ~(a)	15,519	710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2041 •	$9	$7
1.316% due 06/15/2042 - 08/15/2042 •(a)	16,969	1,650
1.542% due 10/25/2023 •	2	2
1.566% due 02/15/2038 •(a)	163	10
1.616% due 05/15/2039 •(a)	160	14
1.756% due 12/01/2026 •	4	4
1.766% due 03/15/2037 •(a)	123	11
1.816% due 08/15/2036 •(a)	75	7
1.826% due 12/15/2041 •(a)	6,210	797
1.896% due 09/15/2036 •(a)	98	9
1.966% due 11/15/2036 •(a)	3,746	375
2.000% due 06/15/2052 (a)	365,620	46,821
2.025% due 09/15/2043 - 12/15/2043 •	8,256	8,267
2.082% due 11/15/2033 ~	31	30
2.097% due 03/01/2035 •	141	138
2.515% due 04/01/2029 •	1	1
2.815% due 03/01/2036 •	3	3
2.875% due 04/25/2026	13,600	13,044
2.939% due 04/25/2029	2,600	2,426
2.948% due 10/01/2023 •	2	2
3.000% due 03/01/2027	4	4
3.000% due 08/15/2027 (a)	2,203	97
3.001% due 03/01/2035 •	4	4
3.094% due 05/15/2033 •	82	79
3.118% due 05/01/2037 •	7	7
3.174% due 06/01/2033 •	30	31
3.245% due 05/01/2036 •	20	19
3.355% due 09/01/2023 •	1	1
3.487% due 06/01/2037 •	1	1
3.488% due 06/01/2035 •	2,343	2,370
3.490% due 07/01/2035 •	269	263
3.500% due 07/01/2029 - 10/01/2047	46,162	43,708
3.500% due 08/01/2035 - 03/01/2036 •	8	8
3.513% due 02/01/2036 •	26	26
3.520% due 04/01/2036 •	95	96
3.586% due 09/01/2035 •	8	8
3.625% due 05/01/2023 •	1	1
3.655% due 08/15/2040 •	10,940	10,684
3.666% due 10/15/2040 •	8,849	8,653
3.668% due 05/01/2035 •	946	930
3.700% due 09/01/2037 •	1	1
3.716% due 09/01/2035 •	3	3
3.741% due 04/01/2024 •	2	2
3.811% due 08/01/2023 •	2	2
3.820% due 02/01/2037 •	1	1
3.845% due 08/01/2035 •	42	41
3.865% due 11/15/2042 •	4,778	4,685
3.875% due 10/01/2035 •	35	36
3.876% due 07/01/2030 •	84	83
3.882% due 02/01/2026 •	47	46
3.897% due 05/01/2037 •	42	42
3.900% due 08/01/2035 •	3	3

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.909% due 05/01/2037 •	$2	$2
3.924% due 09/01/2023 •	2	2
3.931% due 07/01/2027 •	1	1
3.960% due 10/25/2023 •	9	9
3.970% due 04/01/2036 •	4	4
3.975% due 10/01/2035 •	1,979	1,992
3.981% due 08/01/2035 •	1	1
3.983% due 01/01/2037 •	12	12
3.985% due 09/01/2035 •	475	469
3.995% due 10/01/2035 •	812	803
4.000% due 06/01/2024 •	6	6
4.000% due 10/01/2033 - 05/01/2048	42,046	40,842
4.011% due 11/01/2034 •	31	31
4.021% due 09/01/2035 •	12	12
4.060% due 11/01/2035 •	46	45
4.083% due 07/01/2035 •	483	481
4.108% due 08/01/2035 •	1,403	1,438
4.120% due 10/01/2035 - 11/01/2035 •	1,081	1,069
4.126% due 12/01/2035 - 02/01/2037 •	52	52
4.143% due 07/01/2032 •	2	2
4.161% due 08/15/2032 ~	61	59
4.193% due 11/01/2028 •	59	58
4.194% due 10/01/2026 •	9	9
4.225% due 08/01/2023 •	1	1
4.250% due 08/01/2023 •	1	1
4.338% due 02/25/2045 •	4,880	4,788
4.349% due 01/25/2036 ~	1,448	1,391
4.350% due 01/01/2034 •	269	270
4.358% due 11/01/2035 •	485	486
4.365% due 10/01/2023 •	3	3
4.375% due 04/01/2029 •	1	1
4.376% due 10/01/2023 •	3	3
4.379% due 08/01/2023 •	1	1
4.411% due 01/01/2028 •	2	2
4.500% due 05/01/2023 - 02/01/2046	3,993	3,974
4.538% due 07/25/2044 ~	759	718
4.628% due 10/01/2023 •	2	2
4.670% due 06/01/2030 •	85	84
4.874% due 10/15/2043 ~	29,248	28,453
4.934% due 07/15/2034 ~	8	7
4.934% due 05/15/2036 - 05/15/2037 •	637	620
4.984% due 08/15/2035 - 02/15/2037 •	104	103
5.000% due 08/15/2034 - 07/01/2040	2,406	2,429
5.000% due 03/15/2043 •	298	270
5.004% due 07/15/2034 ~	101	99
5.024% due 02/15/2037 •	7	7
5.034% due 12/15/2029 ~	12	12
5.034% due 07/15/2036 - 11/15/2043 •	2,877	2,824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.084% due 06/15/2031 - 05/15/2041 •	$880	$864
5.094% due 05/15/2036 •	261	258
5.105% due 08/25/2031 •	88	88
5.134% due 11/15/2030 - 12/15/2031 •	1	1
5.184% due 06/15/2030 ~	3	3
5.184% due 09/15/2030 - 12/15/2032 •	28	27
5.204% due 01/15/2041 •	581	574
5.234% due 02/15/2032 - 03/15/2044 •	1,956	1,921
5.264% due 05/15/2032 - 07/15/2037 ~	1,386	1,378
5.274% due 10/15/2037 ~	332	329
5.284% due 12/15/2032 - 11/15/2037 •	1,119	1,118
5.314% due 10/15/2037 •	435	433
5.354% due 08/15/2037 •	1,615	1,605
5.394% due 10/15/2037 ~	651	648
5.404% due 05/15/2037 ~	484	482
5.414% due 05/15/2040 •	9	9
5.434% due 08/15/2036 •	11	11
5.500% due 05/15/2033 - 03/01/2038	1,556	1,600
5.534% due 11/15/2039 •	8	8
5.594% due 07/15/2037 •	152	154
5.845% due 05/25/2043 •	2,842	2,801
5.950% due 06/15/2028	3,032	3,067
6.000% due 06/15/2024 - 10/15/2036	6,535	6,798
6.250% due 12/15/2028	52	53
6.500% due 01/15/2024 - 10/25/2043	16,817	17,390
7.000% due 05/15/2023 - 10/25/2043	5,108	5,306
7.500% due 05/01/2023 - 10/01/2036	829	865
7.645% due 05/01/2025	1,643	1,660
8.000% due 04/25/2024 - 06/01/2025	42	43
8.500% due 08/01/2024 - 06/01/2030	8	7
10.533% due 08/15/2037 •	281	343

Ginnie Mae
0.184% due 11/16/2043 ~(a)	700	0
1.968% due 04/20/2067 •	6,859	6,851
2.500% due 03/15/2043 - 04/20/2052	63,902	56,303
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	807	800
2.625% due 08/20/2024 - 07/20/2034 •	2,043	1,997
2.703% due 05/20/2047 •	667	621

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2026 ~	$361	$351
2.750% due 11/20/2024 - 10/20/2033 •	776	754
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	319	313
2.875% due 05/20/2024 - 04/20/2041 •	1,555	1,542
3.000% (H15T1Y + 1.500%) due 07/20/2024 - 07/20/2026 ~	285	281
3.000% due 10/20/2026 - 08/20/2030 •	647	631
3.000% due 11/15/2049 - 02/15/2050	3,615	3,323
3.125% (H15T1Y + 2.000%) due 01/20/2025 ~	1	1
3.379% due 06/20/2067 •	10,480	10,483
3.500% (H15T1Y + 1.500%) due 07/20/2024 - 09/20/2026 ~	8	7
3.500% due 06/20/2041 •	2	2
3.500% due 10/15/2041 - 09/20/2052	178,396	167,891
3.750% due 10/20/2038 •	15	14
4.000% due 05/20/2041 - 03/15/2052	85,844	82,521
4.000% due 02/20/2044 (a)	12,210	1,508
4.500% due 08/15/2033 - 11/20/2049	70,745	70,504
4.646% due 11/20/2067 •	2,595	2,592
4.750% due 07/20/2035	471	471
4.842% due 04/20/2065 •	18	18
4.852% due 06/20/2065 •	14,776	14,702
4.862% due 09/20/2065 •	12,703	12,625
4.916% due 11/20/2068 •	639	634
4.981% due 08/20/2045 •	2,573	2,495
4.996% due 05/20/2065 •	3,198	3,184
5.000% due 07/15/2033 - 06/20/2050	3,539	3,636
5.026% due 02/20/2067 •	6,287	6,251
5.036% due 06/20/2067 •	1,876	1,856
5.059% due 09/20/2052 - 01/20/2072 •	63,817	62,456
5.066% due 01/20/2061 - 07/20/2063 •	2,815	2,801
5.116% due 05/20/2065 •	3,658	3,622
5.136% due 04/20/2062 •	482	480
5.136% due 06/20/2065 ~	8,292	8,216
5.140% due 04/20/2063 - 05/20/2063 •	3,760	3,745
5.146% due 06/20/2065 •	3,235	3,200
5.161% due 11/20/2037 •	135	135
5.166% due 03/20/2062 - 08/20/2065 •	7,014	6,953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.166% due 07/20/2065 ~	$4,182	$4,139
5.186% due 08/20/2065 •	30,852	30,550
5.211% due 07/20/2049 •	1,765	1,723
5.226% due 12/20/2065 •	13,529	13,354
5.266% due 04/20/2070 •	22,153	21,607
5.280% due 03/20/2073 •	79,000	78,992
5.315% due 02/20/2060 ~	559	557
5.316% due 12/20/2065 - 08/20/2066 •	20,080	19,859
5.359% due 01/20/2073 •	12,275	12,217
5.416% due 04/20/2066 ~	4,776	4,750
5.416% due 11/20/2066 •	14,810	14,714
5.429% due 02/20/2073 ~	56,313	56,284
5.439% due 02/20/2073 •	8,417	8,418
5.459% due 01/20/2073 •	79,152	79,256
5.486% due 07/20/2065 •	1,353	1,348
5.500% due 03/16/2034	496	499
5.566% due 01/20/2066 - 03/20/2066 •	28,414	28,215
5.579% due 12/20/2072 •	71,324	71,953
5.580% due 02/20/2060 •	12,324	12,336
5.616% due 02/20/2066 •	20,243	20,114
5.699% due 11/20/2072 •	79,350	80,585
5.716% due 03/20/2066 •	6,973	6,943
6.000% due 04/15/2028 - 12/20/2041	843	873
6.500% due 11/15/2023 - 09/20/2038	159	159
7.000% due 05/15/2024 - 10/15/2034	132	132
7.500% due 10/15/2023 - 02/15/2035	72	76
8.000% due 12/15/2023 - 10/20/2031	110	112
8.500% due 06/15/2026 - 04/15/2031	80	80
9.000% due 06/15/2025 - 12/15/2030	25	24
9.500% due 07/15/2025 - 12/15/2026	1	1

Ginnie Mae, TBA
2.000% due 05/01/2053	60,700	51,608
2.500% due 04/01/2053 - 05/01/2053	214,950	189,194
3.000% due 04/01/2053 - 05/01/2053	703,600	641,144
3.500% due 04/01/2053 - 05/01/2053	342,000	320,744
4.000% due 04/01/2053 - 05/01/2053	207,300	199,634
4.500% due 05/01/2053	43,900	43,253

Small Business Administration
5.500% (PRIME - 2.250%) due 05/25/2025 ~	4	4

U.S. Small Business Administration
4.340% due 03/01/2024	2	2
4.350% due 07/01/2023	3	3

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 02/01/2025	$29	$29
4.770% due 04/01/2024	14	14
4.870% due 12/01/2024	26	25
4.890% due 12/01/2023	10	10
4.930% due 01/01/2024	13	13
4.950% due 03/01/2025	39	39
5.110% due 08/01/2025	11	11
5.130% due 09/01/2023	22	22
5.190% due 07/01/2024	3	3
5.240% due 08/01/2023	3	3
5.310% due 05/01/2027	11	11
5.320% due 04/01/2027	14	14
5.510% due 11/01/2027	27	27
5.520% due 06/01/2024	67	67
5.600% due 09/01/2028	80	79
5.780% due 08/01/2027	2	2
5.820% due 07/01/2027	138	138
5.870% due 07/01/2028	30	30
6.020% due 08/01/2028	30	29
6.070% due 07/01/2026	26	26

Uniform Mortgage-Backed Security
2.000% due 06/01/2023 - 03/01/2052	23,628	19,596
2.500% due 02/01/2040 - 03/01/2040	5,939	5,320
3.000% due 12/01/2025 - 01/01/2053	4,425,739	3,984,364
3.500% due 05/01/2023 - 11/01/2052	1,002,970	941,255
4.000% due 02/01/2024 - 02/01/2053	1,160,418	1,115,502
4.500% due 04/01/2023 - 11/01/2044	4,844	4,829
5.000% due 02/01/2025 - 02/01/2045	4,719	4,782
5.500% due 05/01/2023 - 02/01/2042	7,078	7,311
6.000% due 01/01/2024 - 08/01/2049	54,584	56,657
6.500% due 05/01/2027 - 06/01/2039	1,128	1,180
7.500% due 08/01/2026 - 09/01/2030	8	7
8.000% due 08/01/2024 - 08/01/2032	1,193	1,246
8.500% due 07/01/2024 - 07/01/2037	300	309
9.000% due 08/01/2025 - 11/01/2025	1	0
9.500% due 03/01/2026	2	2

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2053	192,000	158,897
2.500% due 04/01/2053	625,800	539,435
3.000% due 04/01/2053 - 05/01/2053	4,183,300	3,757,582

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2053 - 05/01/2053	$947,194	$880,656
4.000% due 04/01/2053 - 05/01/2053	1,791,890	1,714,099
4.500% due 04/01/2038 - 05/01/2053	1,923,750	1,885,512
5.000% due 04/01/2053 - 05/01/2053	2,338,200	2,332,072
5.500% due 04/01/2053 - 05/01/2053	1,749,900	1,767,453
6.000% due 04/01/2053 - 05/01/2053	431,500	440,389
6.500% due 05/01/2053	246,900	254,365

Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	268	0
5.817% due 01/15/2030 ~	345	354
6.500% due 09/15/2024	401	403

Total U.S. Government Agencies (Cost $23,177,265)		23,107,784

U.S. TREASURY OBLIGATIONS 15.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (q)	1,602,270	1,105,003
1.375% due 08/15/2050	288,040	173,150
1.750% due 08/15/2041	331,100	239,996
1.875% due 02/15/2041	495,600	371,090
2.000% due 02/15/2050	498,040	353,297
2.250% due 05/15/2041 (o)(q)	196,500	156,221
2.250% due 08/15/2049 (q)	81,320	61,200
2.750% due 11/15/2042	764,500	648,944
2.875% due 05/15/2043	412,260	356,532
2.875% due 08/15/2045	321,230	273,993
2.875% due 05/15/2049	419,260	359,024
3.000% due 05/15/2042 (o)(q)	41,700	37,063
3.000% due 11/15/2044 (o)	56,000	48,891
3.000% due 05/15/2045	1,092,750	952,507

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/15/2045 (o)(q)	$80,700	$70,293
3.000% due 02/15/2049	100,880	88,380
3.125% due 02/15/2043 (o)(q)	79,700	71,728
3.125% due 08/15/2044 (o)	194,200	173,422
3.250% due 05/15/2042 (o)	827,042	763,528
3.375% due 08/15/2042	202,900	190,599
3.375% due 05/15/2044 (o)	163,600	152,289
3.625% due 08/15/2043 (o)(q)	123,200	119,687
3.625% due 02/15/2044 (o)	257,460	249,264

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2024 (o)	5,167	5,067
0.125% due 10/15/2024 (o)	10,613	10,367
0.125% due 07/15/2031 (o)	293,509	270,517
0.125% due 01/15/2032 (o)	197,647	180,674
0.125% due 02/15/2051	75,854	52,626
0.250% due 02/15/2050	97,416	70,781
0.500% due 04/15/2024 (o)	50,067	49,264
0.625% due 01/15/2024 (o)	184,358	182,805
0.625% due 07/15/2032	398,508	380,956
0.625% due 02/15/2043	781	660
0.750% due 02/15/2045	144,606	123,332
0.875% due 02/15/2047	36,444	31,597
1.000% due 02/15/2049	10,345	9,215
1.375% due 02/15/2044	14,765	14,320
1.500% due 02/15/2053	104,186	105,714

Total U.S. Treasury Obligations (Cost $10,679,063)		8,503,996

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.0%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	22,000	20,597

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	511	495

225 Liberty Street Trust
3.597% due 02/10/2036	31,607	29,243

Adjustable Rate Mortgage Trust
3.132% due 09/25/2035 ~	979	762
3.293% due 01/25/2036 ^~	500	447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.359% due 09/25/2035 ^~		$50	$42
3.439% due 10/25/2035 ^~		818	766
3.612% due 11/25/2035 ^~		157	119
3.625% due 11/25/2035 ^~		443	396
4.222% due 01/25/2036 ~		1,040	800
4.596% due 03/25/2036 ^~		122	72
4.642% due 07/25/2035 ~		313	276
4.702% due 08/25/2035 ~		143	137
4.909% due 07/25/2035 ~		179	161
5.085% due 08/25/2036 •		11,447	4,238
5.385% due 11/25/2035 •		9	8
5.995% due 03/25/2035 ~		2,793	2,273

American Home Mortgage Assets Trust
3.271% due 11/25/2035 ^~		2,617	2,007

American Home Mortgage Investment Trust
5.205% due 12/25/2046 •		481	388
7.021% due 12/25/2035 •		1,194	421
7.021% due 11/25/2045 ^•		3,125	1,430

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053		7,800	6,686

Ashford Hospitality Trust
5.584% due 04/15/2035 •		11,747	11,429
5.685% due 06/15/2035 •		63,900	61,903

Atlas Funding PLC
4.835% due 07/25/2058 •	GBP	798	984

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •		$3,800	3,662

Austin Fairmont Hotel Trust
5.734% due 09/15/2032 •		8,465	8,291

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	2,926	3,604

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032		$4,200	3,674
4.091% due 08/10/2038 ~		5,681	5,149
5.734% due 04/15/2036 ~		4,735	4,655
5.884% due 03/15/2034 •		3,000	2,932

Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^		274	255
6.000% due 07/25/2046 ^		703	595

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048		30,450	29,035

Banc of America Funding Trust
2.915% due 10/20/2046 ^~		854	667
3.257% due 03/20/2036 ~		131	114
3.380% due 05/20/2036 ^~		337	285
3.549% due 04/20/2036 ^~		900	737
3.681% due 03/20/2036 ~		82	66
3.687% due 09/20/2046 ^~		814	691
3.721% due 09/20/2047 ^~		1,735	1,395
3.796% due 05/25/2035 ~		14	13
3.928% due 10/20/2046 ^~		951	772
4.042% due 02/20/2036 ^~		1,083	970

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.105% due 11/20/2034 ~	$1,170	$1,100
4.245% due 11/20/2035 ^~	660	575
4.412% due 01/20/2047 ^~	30	27
4.496% due 09/20/2034 ~	38	34
4.945% due 04/25/2037 ^•	131	106
5.141% due 10/20/2036 •	6,075	4,422
5.141% due 12/20/2046 ^•	825	661
5.265% due 04/25/2037 ^•	1,111	909
5.341% due 05/20/2035 ^•	268	219
5.500% due 09/25/2034	944	877
5.645% due 05/25/2037 ^•	2,371	2,032
5.750% due 10/25/2035	850	672
5.750% due 09/25/2036	532	483
5.753% due 10/25/2036 ^þ	242	213
6.000% due 09/25/2036	1,317	1,277
6.000% due 09/25/2036 ^	70	60
6.000% due 09/25/2036 •	83	71
6.000% due 03/25/2037 ^	3,327	2,756
6.000% due 08/25/2037 ^	2,640	2,075
6.337% due 01/25/2037 ^þ	235	210
6.388% due 04/25/2037 ^þ	773	672

Banc of America Mortgage Trust
3.042% due 05/25/2034 ~	92	85
3.684% due 07/25/2034 ~	32	29
3.841% due 11/25/2035 ^~	157	135
3.901% due 02/25/2035 ~	305	286
3.933% due 07/25/2035 ^~	180	162
3.988% due 07/25/2035 ~	781	632
4.005% due 01/25/2036 ~	617	536
4.022% due 08/25/2035 ^~	1,293	1,213
4.029% due 05/25/2033 ~	69	63
4.038% due 09/25/2033 ~	218	199
4.316% due 07/25/2035 ~	48	43
4.437% due 02/25/2035 ~	179	163
5.500% due 05/25/2037 ^	204	156
5.750% due 07/20/2032 ~	12	11
6.000% due 07/25/2046 ^•	351	306

BANK
2.403% due 03/15/2063	54,030	45,465
2.649% due 01/15/2063	76,897	65,841
2.920% due 12/15/2052	26,900	23,486
3.071% due 08/15/2061	3,200	2,955
3.183% due 08/15/2061	25,500	22,651
3.394% due 03/15/2064 ~	38,300	33,688
3.488% due 11/15/2050	6,400	5,945
4.005% due 02/15/2052	17,268	16,255

Barclays Commercial Mortgage Securities Trust
2.595% due 02/15/2053	3,010	2,719
2.639% due 02/15/2053	8,250	7,084
4.314% due 12/15/2051	7,000	6,688
4.600% due 06/15/2055 ~	5,000	4,824
5.684% due 07/15/2037 •	10,923	10,685

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	41,945	35,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/25/2051 ~	$457	$419

BCAP LLC Trust
3.030% due 11/26/2036 •	2,356	2,341
3.362% due 07/26/2036 ~	386	326
3.532% due 01/26/2047 ~	3,118	2,892
3.690% due 08/26/2036 ~	6,976	4,590
3.857% due 03/26/2037 ~	1,267	991
3.882% due 05/26/2036 ~	2,114	1,413
4.604% due 03/26/2037 þ	5,307	5,172
5.250% due 06/26/2036	30,486	12,726
5.250% due 04/26/2037	10,467	6,219
5.250% due 04/26/2037 ~	2,895	2,540
5.250% due 06/26/2037	897	811
5.265% due 05/25/2047 •	34	30
5.285% due 05/25/2047 ^•	3,723	3,449
5.500% due 11/25/2034 ^	1,534	1,276
6.000% due 10/26/2037 ~	1,395	1,062

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	14	9
2.782% due 11/25/2030 ~	556	515
2.835% due 06/25/2035 ^~	119	117
3.232% due 08/25/2033 ~	4	4
3.250% due 02/25/2033 ~	7	6
3.573% due 09/25/2034 ~	392	357
3.620% due 05/25/2047 ^~	5,908	5,162
3.696% due 06/25/2047 ^~	8,370	7,388
3.841% due 07/25/2034 ~	59	51
3.883% due 07/25/2034 ~	30	28
3.887% due 03/25/2035 ~	53	52
3.914% due 01/25/2034 ~	575	535
3.921% due 04/25/2034 ~	401	361
3.957% due 01/25/2035 ~	26	23
3.977% due 11/25/2034 ~	987	924
3.991% due 08/25/2035 ^~	2,191	1,995
4.082% due 01/25/2034 ~	422	403
4.099% due 05/25/2034 ~	3	2
4.107% due 10/25/2035 ~	6,142	5,742
4.147% due 03/25/2035 ~	970	877
4.238% due 02/25/2034 ~	213	191
4.284% due 05/25/2033 ~	200	184
4.320% due 01/25/2034 ~	14	13
4.351% due 02/25/2047 ~	1,343	1,146
4.415% due 02/25/2036 ^~	97	72
4.513% due 04/25/2033 ~	10	9
4.594% due 02/25/2036 ^~	2,284	1,995
4.625% due 04/25/2033 ~	174	170
4.789% due 08/25/2035 ~	82	72
4.875% due 04/25/2033 ~	108	102
4.962% due 01/25/2035 ~	150	126
5.230% due 10/25/2035 •	2,667	2,481
6.800% due 02/25/2036 •	726	683

Bear Stearns ALT-A Trust
3.044% due 10/25/2033 ~	9	8
3.250% due 02/25/2034 ~	11	9

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.613% due 11/25/2035 ^~	$2,801	$1,839
3.678% due 05/25/2036 ^~	4,682	2,790
3.679% due 01/25/2035 ~	1,546	1,194
3.687% due 11/25/2036 ^~	3,196	1,483
3.690% due 08/25/2036 ^~	3,636	2,477
3.720% due 04/25/2035 ~	2	2
3.722% due 11/25/2036 ~	575	321
3.731% due 11/25/2036 ^~	1,565	821
3.764% due 05/25/2036 ^~	4,528	2,575
3.768% due 02/25/2036 ^~	491	337
3.773% due 09/25/2034 ~	145	131
3.773% due 03/25/2036 ~	7,392	4,427
3.834% due 02/25/2034 ~	585	511
3.837% due 12/25/2033 ~	321	299
3.841% due 08/25/2036 ^~	37	19
3.851% due 03/25/2036 ^~	2,190	1,749
3.869% due 08/25/2034 ~	19	18
3.869% due 12/25/2046 ^~	273	194
3.942% due 05/25/2035 ~	19,850	18,289
3.964% due 09/25/2035 ^~	11,048	6,775
4.114% due 05/25/2035 ~	51	47
4.145% due 03/25/2036 ^~	4,433	3,365
4.531% due 07/25/2035 ^~	5,079	3,641
4.601% due 01/25/2036 ^~	3,937	3,649
5.165% due 02/25/2034 •	917	794
5.165% due 08/25/2036 ^•	5,523	4,724
5.165% due 01/25/2047 ^~	1,991	1,540
5.185% due 08/25/2036 ^~	9,649	7,762
5.245% due 02/25/2034 •	13	11
5.325% due 02/25/2036 •	812	788

Bear Stearns Asset-Backed Securities Trust
5.245% due 11/25/2034 ^•	817	729
5.500% due 01/25/2034 þ	16	14

Bear Stearns Mortgage Funding Trust
5.005% due 12/25/2046 •	12,248	10,231

Bear Stearns Mortgage Securities, Inc.
3.172% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	1,163	876
3.947% due 01/26/2036 ^~	1,068	832

Beast Mortgage Trust
5.734% due 03/15/2036 •	700	619

BellaVista Mortgage Trust
5.261% due 05/20/2045 •	8	5

Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	8,836
3.458% due 03/15/2055	34,330	30,295
4.016% due 03/15/2052	32,609	30,507
4.232% due 01/15/2052	36,036	34,130
4.456% due 05/15/2055 ~	36,500	34,769

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~	17,400	16,066

BFLD Trust
5.834% due 10/15/2035 •	14,300	13,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BIG Commercial Mortgage Trust
6.169% due 02/15/2039 ~	$8,850	$8,562

Braemar Hotels & Resorts Trust
5.504% due 06/15/2035 •	1,500	1,443

BSREP Commercial Mortgage Trust
5.635% due 08/15/2038 •	5,695	5,272

BSST Mortgage Trust
6.128% due 02/15/2037 ~	19,000	17,585

BWAY Mortgage Trust
5.934% due 09/15/2036 •	3,940	3,739

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	27,714	26,680
5.641% due 01/15/2034 ~	3,074	2,985

BX Trust
3.202% due 12/09/2041	3,681	3,153
5.576% due 04/15/2039 •	32,336	30,824
5.771% due 10/15/2036 •	6,650	6,489

Cantor Commercial Real Estate Lending
2.874% due 11/15/2052	7,900	6,724

CD Mortgage Trust
3.431% due 08/15/2050	5,207	4,820

Chase Mortgage Finance Trust
3.644% due 02/25/2037 ~	6	6
3.687% due 02/25/2037 ~	889	831
3.726% due 02/25/2037 ~	84	77
3.801% due 09/25/2036 ^~	226	187
3.814% due 01/25/2036 ^~	3,569	2,973
3.848% due 02/25/2037 ~	126	115
3.849% due 03/25/2037 ^~	68	60
3.939% due 12/25/2035 ^~	911	759
3.941% due 12/25/2035 ^~	2,296	2,084
3.941% due 12/25/2035 ~	3,934	3,570
3.949% due 02/25/2037 ~	10	9
3.963% due 03/25/2037 ^~	1,714	1,550
4.015% due 09/25/2036 ^~	27	23
5.500% due 03/25/2037	20	2
6.000% due 11/25/2036 ^	1,057	490
6.000% due 02/25/2037 ^	546	225
6.000% due 03/25/2037 ^	519	283

ChaseFlex Trust
5.000% due 07/25/2037 ^	1,108	369
5.345% due 06/25/2035 •	1,346	419
6.000% due 02/25/2037 ^	1,288	511

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.122% due 08/25/2037 ^þ	589	506
5.145% due 08/25/2037 •	3,502	3,079
5.525% due 08/25/2037 •	3,581	3,194

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.995% due 01/25/2036 •	269	234
5.025% due 05/25/2036 •	462	390
5.025% due 07/25/2036 ~	249	217

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.095% due 08/25/2035 •	$136	$121

Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	13	12
5.500% due 04/25/2037	46	44
6.000% due 08/25/2036	243	220
6.000% due 04/25/2037	4,796	4,430

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	17,500	16,388
3.778% due 09/10/2058	21,895	21,012
4.580% due 05/15/2054 ~	36,400	35,385
5.639% due 12/15/2036 •	600	589
5.864% due 10/15/2036 •	7,400	7,106

Citigroup Global Markets Mortgage Securities, Inc.
5.345% due 05/25/2032 •	29	29

Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	40,213	235
0.000% due 02/25/2058 ~	35	27
0.000% due 09/25/2064 ~	16	16
0.110% due 02/25/2058 ~(a)	18,586	83
2.000% due 02/25/2058 ~(a)	6,426	96
3.260% due 05/25/2035 ~	246	234
3.347% due 02/25/2058 ~	14,216	10,483
3.410% due 12/25/2035 ^~	933	554
3.440% due 09/25/2035 •	184	178
3.488% due 10/25/2046 ^~	1,184	1,031
3.748% due 07/25/2046 ^~	1,918	1,694
3.857% due 03/25/2037 ^~	867	730
3.906% due 08/25/2035 ~	2,850	2,732
4.043% due 04/25/2037 ^~	906	748
4.183% due 02/25/2034 ~	123	123
4.383% due 09/25/2064 ~	32,912	25,939
4.915% due 01/25/2037 •	209	189
5.376% due 08/25/2035 ~	1,914	1,562
5.410% due 10/25/2035 •	2,897	2,648
5.500% due 11/25/2035 ^	627	601
5.645% due 08/25/2035 ^•	566	543
6.250% due 11/25/2037 ~	2,322	1,127

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.896% due 09/25/2035 ~	6,960	5,752

CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	207	186
6.000% due 06/25/2037 ^	461	401

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	1,800	1,718

Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	6,738
3.091% due 10/10/2049	10,964	10,167
3.142% due 02/10/2048	857	847
3.510% due 09/10/2050	19,203	17,912
3.545% due 02/10/2036	40,182	37,075
3.590% due 11/10/2047	20,803	20,089
3.611% due 08/10/2049 ~	15,299	14,610
4.228% due 05/10/2051	45,152	43,010
4.489% due 07/10/2045 ~	3,902	3,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Program Loan Trust
4.500% due 04/01/2029	$443	$433

Countrywide Alternative Loan Resecuritization Trust
4.053% due 08/25/2037 ^~	1,016	508
6.000% due 05/25/2036 ^	821	505
6.000% due 08/25/2037 ^~	1,006	525

Countrywide Alternative Loan Trust
3.373% due 10/25/2035 ^~	65	56
3.848% due 11/25/2035 ^~	447	377
3.973% due 02/25/2037 ^~	6,245	5,187
4.045% due 11/25/2035 •	14	18
4.138% due 12/25/2035 •	170	136
4.138% due 02/25/2036 •	234	206
4.518% due 11/25/2047 ^•	2,227	1,767
4.618% due 01/25/2036 •	21	19
4.951% due 09/20/2046 •	835	805
4.955% due 06/25/2034 •	981	893
5.045% due 04/25/2047 ~	5,918	5,355
5.195% due 05/25/2036 ^•	2,140	911
5.195% due 08/25/2036 ^•	1,013	457
5.195% due 05/25/2037 ^•	116	41
5.205% due 11/25/2036 •	5,831	6,384
5.225% due 07/25/2046 ^•	717	672
5.225% due 09/25/2046 ^•	4,384	3,967
5.238% due 07/20/2035 •	19	17
5.250% due 06/25/2035 ^	257	201
5.265% due 05/25/2035 •	64	56
5.265% due 07/25/2046 ^•	119	99
5.345% due 04/25/2036 •	5,725	2,191
5.345% due 09/25/2046 ^•	917	646
5.345% due 10/25/2046 ^~	85	61
5.365% due 12/25/2035 •	390	329
5.365% due 07/25/2036 •	12,977	10,168
5.365% due 07/25/2046 ^•	453	283
5.378% due 11/20/2035 •	7	7
5.385% due 01/25/2036 •	274	237
5.395% due 08/25/2034 •	9	8
5.395% due 10/25/2036 ^~	1,644	801
5.405% due 12/25/2035 •	16	14
5.425% due 02/25/2036 ^•	949	815
5.500% due 07/25/2035 ^	1,056	587
5.500% due 10/25/2035 •	1,178	751
5.500% due 10/25/2035 ^•	653	437
5.500% due 11/25/2035	1,436	915
5.500% due 11/25/2035 ^	2,714	1,653
5.500% due 12/25/2035 ^•	841	715
5.500% due 12/25/2035 ^	885	586
5.500% due 02/25/2036 ^	867	528
5.505% due 09/25/2035 •	289	216
5.750% due 03/25/2037 ^~	521	301
5.750% due 07/25/2037 ^	99	62
5.945% due 02/25/2036 ^•	2,065	1,662
6.000% due 10/25/2033	198	188
6.000% due 03/25/2035 ^	132	65
6.000% due 10/25/2035 ^~	8,446	5,899
6.000% due 04/25/2036 ^	868	449

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/25/2036 ^	$922	$477
6.000% due 06/25/2036 ^	543	311
6.000% due 06/25/2036	6,615	3,789
6.000% due 08/25/2036 ^•	824	511
6.000% due 08/25/2036 ^	1,686	1,037
6.000% due 11/25/2036 ^	46	26
6.000% due 02/25/2037 ^	4,799	2,310
6.000% due 02/25/2037	256	146
6.000% due 03/25/2037 ^	1,135	462
6.000% due 04/25/2037 ^	2,695	1,413
6.000% due 05/25/2037 ^	248	127
6.000% due 08/25/2037 ^	4,798	3,015
6.250% due 12/25/2033	9	9
6.250% due 11/25/2036 ^	332	259
6.250% due 08/25/2037 ^	1,771	962
6.385% due 11/25/2035 •	163	129
6.420% due 06/25/2034 •	8,402	8,028
6.475% due 07/25/2035 •	499	482
6.500% due 05/25/2036 ^	1,728	915
6.500% due 09/25/2036	688	399
6.500% due 08/25/2037 ^	6,442	2,859
6.500% due 09/25/2037 ^	1,438	613

Countrywide Home Loan Mortgage Pass-Through Trust
2.712% due 06/20/2034 ~	151	138
2.957% due 10/20/2035 ~	17	16
3.297% due 04/25/2035 ^~	49	36
3.371% due 10/25/2035 ^~	1,325	1,028
3.403% due 07/25/2034 ~	344	316
3.445% due 05/20/2036 ^~	690	616
3.521% due 02/25/2047 ^~	305	256
3.556% due 05/20/2036 ^~	5,295	4,592
3.631% due 09/25/2047 ^~	698	595
3.737% due 04/20/2036 ^~	29	28
3.786% due 11/25/2034 ~	1,411	1,258
3.802% due 11/25/2037 ~	1,677	1,428
3.805% due 03/25/2037 ^~	232	198
3.825% due 11/20/2034 ~	853	764
3.914% due 04/20/2035 ~	113	108
3.914% due 02/20/2036 ^~	33	25
3.981% due 12/19/2033 ~	9	8
3.996% due 11/20/2034 ~	76	70
4.011% due 06/19/2031 ~	24	23
4.021% due 04/25/2035 ^~	197	152
4.084% due 08/25/2034 ^~	402	350
4.098% due 04/25/2046 ^•	5,312	1,680
4.125% due 07/19/2031 ~	12	11
4.168% due 02/25/2034 ~	10	9
4.202% due 10/25/2033 •	680	346
4.241% due 07/20/2034 ~	72	66
4.500% due 09/25/2035	393	343
5.000% due 09/25/2035 ^	16	10
5.385% due 03/25/2035 •	222	191
5.425% due 04/25/2035 ~	64	57
5.485% due 03/25/2035 •	84	70
5.500% due 01/25/2035	204	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035 ^	$365	$331
5.500% due 10/25/2035 ^	1,302	809
5.500% due 11/25/2035 ^	505	285
5.505% due 02/25/2035 •	390	338
5.512% due 02/20/2036 ^•	39	34
5.525% due 02/25/2035 •	83	69
5.525% due 03/25/2036 •	122	63
5.545% due 02/25/2036 ^•	8	3
5.605% due 09/25/2034 •	25	23
5.750% due 12/25/2035 ^	1,012	519
5.750% due 02/25/2037 ^	895	461
5.750% due 07/25/2037 ^	371	188
5.910% due 02/20/2036 ^•	2,123	1,744
6.000% due 05/25/2036 ^	1,247	623
6.000% due 07/25/2036	2,679	1,514
6.000% due 12/25/2036 ^	86	38
6.000% due 02/25/2037	460	244
6.000% due 02/25/2037 ^	2,671	2,368
6.000% due 07/25/2037 ^	544	272
6.000% due 09/25/2037 ^	266	149
6.250% due 09/25/2036 ^	729	296
6.250% due 02/25/2038 ^	874	458
6.537% due 02/20/2036 ^•	10	9

Countrywide Home Loan Reperforming REMIC Trust
4.255% due 01/25/2034 ^~	215	176
5.185% due 06/25/2035 ~	813	741
6.500% due 11/25/2034 ^	211	193
7.500% due 11/25/2034	90	90
7.500% due 06/25/2035 ^	321	319

Credit Suisse Commercial Mortgage Trust
5.651% due 06/15/2034 •	9,866	9,333

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
5.044% due 03/25/2032 ~	151	137
5.500% due 09/25/2035	2,148	1,557
5.995% due 09/25/2034 ^•	486	588
7.500% due 05/25/2032	36	37
7.500% due 12/25/2032	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	371	346
3.739% due 10/25/2033 ~	32	28
4.046% due 05/25/2034 ~	472	459
5.500% due 10/25/2035	457	221
5.585% due 06/25/2034 •	15	15
6.000% due 11/25/2035 ^	12	9

Credit Suisse Mortgage Capital Certificates
2.975% due 04/26/2038 ~	148	143
3.556% due 07/27/2037 ~	7,083	6,644
3.587% due 04/28/2037 ~	3,174	2,873

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	931	252
5.837% due 04/25/2037 ~	16,257	3,871
5.863% due 02/25/2037 ^~	2,672	642

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2036	$811	$433
6.000% due 04/25/2037 ^	833	332
7.000% due 08/25/2037 ^~	4,714	3,102

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)	77	77
0.000% due 07/25/2057 (h)	123	122
0.000% due 01/25/2058 (h)	124	123
0.000% due 04/25/2058 (a)	7	7
2.257% due 08/15/2037	13,292	11,964
2.500% due 07/25/2057 ~	192,489	169,640
2.759% due 07/25/2057 ~	10,444	8,046
3.000% due 11/25/2056 ~	32,740	27,801
3.076% due 02/25/2056 ~	393,184	317,521
3.093% due 07/25/2057 ~	167,188	100,230
3.595% due 01/25/2058 ~	109,077	90,138
3.644% due 06/25/2048 ~	380,869	319,973
4.100% due 04/25/2058 ~	198,868	183,509
4.452% due 06/01/2050 ~	407,254	400,783
5.434% due 07/15/2032 ~	1,590	1,491
6.034% due 10/15/2037 •	6,800	6,629
6.085% due 07/15/2038 •	600	561

CRSNT Commercial Mortgage Trust
5.510% due 04/15/2036 •	39,401	36,343

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	5,955	5,355
3.903% due 03/15/2052	2,200	2,111

DBCG Mortgage Trust
5.385% due 06/15/2034 •	1,235	1,217

DBGS Mortgage Trust
5.479% due 06/15/2033 •	22,950	21,848

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.910% due 10/25/2035 ~	125	124
4.945% due 08/25/2037 ^•	1,440	1,155
5.085% due 08/25/2036 ^•	1,820	1,621
5.325% due 01/25/2047 •	3,551	2,945
5.500% due 12/25/2035 ^	590	511
5.505% due 02/25/2036 •	6,217	5,722

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.945% due 10/25/2036 ^•	6	5
6.005% due 10/25/2036 ^~	341	304
6.369% due 10/25/2036 ^þ	446	397
6.386% due 10/25/2036 ^þ	446	397
6.800% due 07/25/2036 ^þ	487	406

Deutsche Mortgage & Asset Receiving Corp.
3.997% due 11/27/2036 •	1,073	1,063

DOLP Trust
2.956% due 05/10/2041	56,700	45,335

Downey Savings & Loan Association Mortgage Loan Trust
4.540% due 07/19/2044 ~	10	9
4.941% due 04/19/2047 ^•	576	585
5.581% due 09/19/2044 ~	35	31

DROP Mortgage Trust
5.830% due 10/15/2043 •	13,700	12,668

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMF-NL Prime BV
3.128% due 04/17/2041 •	EUR	2,317	$2,393

Eurosail PLC
3.828% due 10/17/2040 •		457	496

Extended Stay America Trust
5.765% due 07/15/2038 ~		$130,224	126,420

Fingal Securities RMBS DAC
3.468% due 07/28/2055 •	EUR	276	299

Finsbury Square PLC
5.460% due 06/16/2070 •	GBP	18,298	22,590

First Horizon Alternative Mortgage Securities Trust
4.033% due 08/25/2035 ^~		$635	537
4.432% due 03/25/2035 ~		22	13
4.739% due 08/25/2034 ~		64	65
5.215% due 02/25/2037 ~		16	5
5.500% due 05/25/2035 ~		1,171	796
6.250% due 08/25/2037 ^		410	183

First Horizon Mortgage Pass-Through Trust
3.514% due 10/25/2036 ~		344	250
3.842% due 11/25/2037 ^~		1,087	561
3.875% due 08/25/2035 ~		429	292
3.978% due 10/25/2035 ^~		1,406	1,306
4.061% due 11/25/2035 ^~		404	338
4.186% due 01/25/2037 ^~		16	10
4.267% due 09/25/2035 ~		796	727
5.115% due 02/25/2035 ~		5	4

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		47	45

Formentera Issuer PLC
4.771% due 07/28/2047 •	GBP	2,740	3,353

GCAT Trust
3.000% due 04/25/2052 ~		87,248	74,087

GMAC Mortgage Corp. Loan Trust
3.381% due 05/25/2035 ~		485	422
4.108% due 04/19/2036 ^~		1,369	1,219

Great Hall Mortgages PLC
2.776% due 03/18/2039 •	EUR	341	366
4.420% due 03/18/2039 •	GBP	9,944	12,145
4.430% due 06/18/2039 ~		3,276	3,950
5.093% due 06/18/2039 •		$5,046	4,983

GreenPoint Mortgage Funding Trust
5.245% due 10/25/2046 ^•		300	261
5.285% due 06/25/2045 •		250	228
5.385% due 04/25/2036 ^•		100	91
5.385% due 11/25/2045 •		209	187
5.525% due 10/25/2046 ^•		677	457

GS Mortgage Securities Corp.
5.366% due 05/03/2032		3,900	3,846
8.228% due 08/15/2039 ~		26,700	26,586

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	16,740
5.684% due 11/15/2032 •		2,850	2,784

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.834% due 07/15/2031 •	$5,525	$4,895

GS Mortgage Securities Trust
3.001% due 09/10/2052	10,000	8,781
3.621% due 10/10/2035	13,200	12,260

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~	53,226	43,329
2.500% due 09/25/2052 ~	28,738	23,394

GS Mortgage-Backed Securities Trust
2.500% due 01/25/2052 ~	61,157	49,785
2.500% due 04/25/2052 ~	42,092	34,108
2.500% due 08/25/2052 ~	16,028	13,048
2.500% due 07/25/2059 ~	101,853	91,191
3.000% due 08/26/2052 ~	182,480	154,953
3.000% due 09/25/2052 ~	71,746	60,923
3.000% due 12/25/2052 ~	118,902	101,643
5.000% due 01/25/2052 •	8,838	8,096

GSC Capital Corp. Mortgage Trust
5.205% due 05/25/2036 ^•	95	86

GSMPS Mortgage Loan Trust
5.195% due 09/25/2035 •	3,275	2,786
7.500% due 06/25/2043	1,841	1,857

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	113	107
3.043% due 05/25/2035 ~	357	326
3.335% due 03/25/2037 ^~	2,630	1,574
3.550% due 04/25/2036 ~	32	22
3.591% due 05/25/2035 ~	9	8
3.651% due 07/25/2035 ~	9	8
3.709% due 11/25/2035 ~	4,459	3,927
3.760% due 04/25/2032 •	38	32
3.822% due 04/25/2035 ~	90	79
3.895% due 01/25/2036 ^~	46	44
3.912% due 11/25/2035 ~	3	3
3.959% due 11/25/2035 ^~	1,507	870
4.160% due 09/25/2035 ~	12	11
4.304% due 04/25/2035 ~	243	230
5.000% due 05/25/2037 ^	1	2
5.145% due 07/25/2035 •	55	48
5.195% due 01/25/2034 •	12	11
5.500% due 06/25/2035	937	928
5.500% due 06/25/2036 ^	130	384
6.000% due 03/25/2032	3	3
6.000% due 11/25/2035 ^	7,575	3,296
6.000% due 11/25/2035	602	255
6.000% due 02/25/2036 ^	2,609	1,370
6.000% due 01/25/2037 ^	501	337
6.000% due 03/25/2037 ^	14	8
6.000% due 07/25/2037 ^	143	94
6.250% due 09/25/2036 ^	233	219
6.500% due 09/25/2036 ^	2,116	1,069
6.780% due 03/25/2033 •	3	3

HarborView Mortgage Loan Trust
3.305% due 07/19/2035 ^~	179	129
3.328% due 06/19/2036 ^~	3,576	1,854
3.458% due 08/19/2036 ^~	126	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.764% due 06/19/2036 ^~	$2,127	$976
4.119% due 06/19/2045 ^~	9,124	4,562
4.373% due 12/19/2035 ^~	350	328
4.499% due 04/19/2034 ~	8	7
5.021% due 03/19/2037 •	17,810	15,403
5.161% due 09/19/2046 ^~	1,605	1,435
5.201% due 05/19/2035 •	5,033	4,446
5.241% due 06/19/2035 •	560	523
5.321% due 06/19/2034 •	201	174
5.361% due 04/19/2034 •	136	122
5.401% due 01/19/2035 •	733	600
5.461% due 01/19/2035 •	926	806
5.481% due 01/19/2035 •	36	31
5.561% due 11/19/2034 •	98	82
5.845% due 10/25/2037 •	680	607

Hawaii Hotel Trust
5.834% due 05/15/2038 •	1,620	1,582

Hilton USA Trust
2.828% due 11/05/2035	33,800	31,861

HomeBanc Mortgage Trust
5.365% due 01/25/2036 ~	416	387
5.585% due 12/25/2034 ~	738	673
5.705% due 08/25/2029 •	438	410

HPLY Trust
5.684% due 11/15/2036 •	383	375

HSI Asset Securitization Corp. Trust
5.285% due 11/25/2035 •	9,020	8,360

Hundred Acre Wood Trust
5.000% due 10/25/2051 •	5,661	5,194

Impac CMB Trust
5.325% due 09/25/2034 þ	105	109
5.585% due 11/25/2034 •	294	285
5.605% due 10/25/2033 •	2	2
5.625% due 10/25/2034 •	115	110

Impac Secured Assets Trust
3.847% due 07/25/2035 ~	340	289

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~	80	73
3.686% due 01/25/2032 ~	31	27

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	883	421

IndyMac INDA Mortgage Loan Trust
3.377% due 08/25/2036 ~	759	587
4.122% due 01/25/2036 ~	1,868	1,673

IndyMac INDB Mortgage Loan Trust
5.445% due 11/25/2035 ^•	317	188

IndyMac INDX Mortgage Loan Trust
2.852% due 06/25/2037 ^~	1,168	920
2.866% due 01/25/2036 ^~	112	101
2.949% due 06/25/2037 ~	4,493	2,420
3.059% due 02/25/2035 ~	239	199
3.067% due 07/25/2037 ~	973	619
3.169% due 01/25/2035 ~	33	31

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.291% due 10/25/2035 ~	$261	$202
3.321% due 05/25/2036 ~	1,691	1,388
3.329% due 01/25/2036 ^~	1,999	1,662
3.351% due 12/25/2035 ~	1,789	1,441
3.395% due 04/25/2037 ^~	5,542	4,284
3.418% due 03/25/2036 ^~	1,443	995
3.435% due 08/25/2035 ~	17	15
3.461% due 04/25/2037 ~	3,642	2,996
3.465% due 08/25/2035 ~	278	216
3.465% due 08/25/2035 ^~	237	186
3.501% due 09/25/2035 ^~	5,930	4,773
3.834% due 12/25/2034 ~	38	35
3.992% due 10/25/2034 ~	1,077	1,003
5.145% due 06/25/2037 ^•	732	282
5.205% due 02/25/2037 •	8,610	8,053
5.205% due 02/25/2037 ^•	1,397	1,202
5.245% due 11/25/2046 •	305	264
5.265% due 05/25/2046 •	54	46
5.305% due 04/25/2035 •	53	47
5.325% due 07/25/2035 •	815	746
5.485% due 07/25/2045 •	28	23
5.625% due 05/25/2034 •	1	1
5.645% due 11/25/2034 •	21	18
5.665% due 11/25/2034 ^~	574	470

InTown Mortgage Trust
7.316% due 08/15/2039 •	3,700	3,679

JP Morgan Alternative Loan Trust
3.875% due 12/25/2036 ~	1,067	1,132
4.200% due 05/25/2037 ^~	2,529	2,059
5.125% due 03/25/2037 •	846	821
5.843% due 05/26/2037 ~	14,793	11,281
6.550% due 05/25/2036 þ	21	21

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	4,600	3,839
3.474% due 12/15/2049 ~	3,756	3,621
3.648% due 12/15/2049 ~	8,606	8,123
3.916% due 06/10/2042 ~	17,100	15,058
5.424% due 04/15/2037 •	2,488	2,351
5.800% due 11/15/2038 •	2,231	2,151

JP Morgan Mortgage Trust
2.500% due 10/25/2051 ~	5,982	4,855
2.500% due 11/25/2051 ~	2,866	2,326
2.500% due 12/25/2051 ~	1,669	1,354
2.500% due 02/25/2052 ~	9,135	7,414
2.974% due 02/25/2034 ~	98	86
3.000% due 01/25/2052 ~	5,294	4,496
3.000% due 03/25/2052 ~	82,072	69,999
3.202% due 11/25/2033 ~	4	4
3.410% due 07/27/2037 ~	4,336	3,941
3.456% due 06/25/2035 ~	154	122
3.500% due 10/25/2046 ~	873	793
3.500% due 10/25/2048 ~	316	285
3.500% due 09/25/2052 ~	8,797	7,795
3.547% due 10/25/2035 ^~	285	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.577% due 06/25/2035 ~		$97	$97
3.595% due 10/25/2036 ^~		1,211	881
3.676% due 08/25/2035 ~		512	469
3.680% due 05/25/2036 ~		1,161	935
3.683% due 06/25/2035 ~		338	317
3.702% due 07/25/2035 ~		25	24
3.702% due 08/25/2036 ^~		1,062	855
3.710% due 10/25/2035 ^~		725	575
3.757% due 07/25/2035 ~		1,742	1,597
3.786% due 02/25/2036 ^~		33	24
3.789% due 04/25/2037 ^~		153	123
3.794% due 07/25/2035 ~		335	310
3.799% due 04/25/2035 ~		6	5
3.846% due 07/25/2035 ~		507	467
3.851% due 10/25/2036 ~		46	33
3.879% due 11/25/2035 ^~		525	449
3.902% due 11/25/2035 ^~		892	721
3.933% due 04/25/2036 ~		1,204	1,027
3.933% due 04/25/2036 ^~		1,056	891
3.938% due 07/25/2035 ~		83	80
3.985% due 10/25/2036 ^~		16	12
3.985% due 10/25/2036 ~		8,490	6,599
3.999% due 07/25/2035 ~		35	32
4.015% due 08/25/2035 ^~		552	450
4.019% due 12/25/2037 ~		61	47
4.029% due 09/25/2035 ~		74	63
4.063% due 02/25/2036 ^~		6,278	4,828
4.097% due 10/25/2035 ~		2,844	2,667
4.145% due 04/25/2036 ^~		1,350	1,126
4.183% due 07/25/2035 ~		5	4
4.192% due 10/25/2035 ~		3,955	3,394
4.207% due 08/25/2035 ~		346	317
5.000% due 06/28/2023		39	38
5.000% due 08/25/2051 ~		10,539	10,114
5.000% due 12/25/2051 ~		11,546	11,097
5.000% due 04/25/2052 ~		19,964	19,510
5.000% due 05/25/2052 •		23,967	22,052
5.500% due 07/25/2036 ^		427	255
5.750% due 01/25/2036 ^		16	8
6.500% due 07/25/2036 ^		2,841	1,278
6.500% due 08/25/2036 ^		380	160

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052		7,900	6,947

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	5,563
2.250% due 02/22/2045		9,470	3,102
5.015% due 02/22/2045 ~		64,953	76,945
6.215% due 02/22/2045 •		29,232	32,976

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		$2,400	1,846

Lanebrook Mortgage Transaction PLC
5.251% due 06/12/2057 •	GBP	1,333	1,642

Lavender Trust
6.250% due 10/26/2036		$3,879	2,078

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)	$399,974	$2,843
0.000% due 07/25/2057 (h)	345	341
0.000% due 07/25/2057 ~	100,359	90,952
0.000% due 01/25/2058 ~	49	48
3.018% due 12/25/2056 ~	400,021	327,110
4.000% due 02/25/2058 ~	23,452	23,007
4.191% due 12/26/2057 ~	304,166	280,429
4.250% due 02/25/2058 ~	15,577	14,867
4.279% due 02/25/2058 ~	15,577	10,547
4.396% due 01/25/2058 ~	27,121	24,061
4.500% due 02/25/2058 ~	15,577	14,378

Lehman Mortgage Trust
4.605% due 12/25/2035 ~	3,323	666
5.041% due 01/25/2036 ^~	957	878
5.165% due 08/25/2036 ^•	3,392	2,351
5.495% due 06/25/2037 ^•	224	192
5.500% due 01/25/2036	580	301
5.898% due 04/25/2036 ^~	587	391
6.000% due 07/25/2036 ^	3,707	1,883

Lehman XS Trust
5.225% due 11/25/2046 •	151	126
5.245% due 08/25/2046 •	4,742	4,193
5.245% due 08/25/2046 ^•	534	508

Luminent Mortgage Trust
5.165% due 11/25/2036 ^•	132	114
5.205% due 12/25/2036 ^•	1,344	1,194
5.245% due 02/25/2046 •	39	29
5.565% due 04/25/2036 •	6,155	4,985

MAD Mortgage Trust
2.976% due 08/15/2034 ~	1,250	1,186

Manhattan West Mortgage Trust
2.130% due 09/10/2039	47,900	41,296

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~	294	246
2.836% due 10/25/2032 ~	81	76
2.919% due 12/25/2033 ~	6	5
3.216% due 12/25/2034 ~	868	806
3.480% due 12/25/2033 ~	17	16
3.519% due 03/25/2035 ~	184	165
3.522% due 05/25/2034 ~	59	54
4.344% due 10/25/2034 ~	585	550
5.055% due 04/25/2046 •	2,319	1,972
5.325% due 05/25/2037 •	663	285
5.445% due 05/25/2047 ^~	6	6

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~	6,817	714

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	185	124

MASTR Reperforming Loan Trust
5.205% due 07/25/2035 ^•	2,096	1,035
7.000% due 08/25/2034	1,378	1,062
7.000% due 05/25/2035	395	285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	$1,224	$1,177

MBRT
5.884% due 11/15/2036 •	3,589	3,529

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	701	658
5.424% due 09/15/2030 •	215	211
5.564% due 11/15/2031 •	14	13

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.267% due 10/20/2029 •	570	564
5.544% due 08/15/2032 •	33	29

Merrill Lynch Alternative Note Asset Trust
3.593% due 06/25/2037 ^~	778	445
5.065% due 03/25/2037 •	734	205
5.445% due 03/25/2037 •	1,943	549
6.000% due 03/25/2037	1,040	117

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~	4	4
3.471% due 06/25/2035 ~	2,043	1,873
3.533% due 08/25/2034 ~	243	220
3.684% due 06/25/2037 ~	304	273
3.705% due 09/25/2035 ~	858	786
3.707% due 07/25/2035 ^~	138	118
3.761% due 05/25/2033 ~	1,094	1,029
3.821% due 02/25/2034 ~	3	2
3.909% due 09/25/2035 ^~	3,665	2,922
3.955% due 02/25/2033 ~	7	6
3.983% due 05/25/2036 ~	131	121
4.124% due 11/25/2035 ~	1,033	977
4.154% due 12/25/2035 ~	288	262
4.179% due 12/25/2034 ~	9	8
4.197% due 02/25/2035 ~	1,640	1,504
5.345% due 11/25/2035 •	7	6
5.465% due 10/25/2028 •	13	12
5.505% due 06/25/2028 •	213	191
5.505% due 09/25/2029 •	16	15
5.505% due 11/25/2029 •	87	75
5.585% due 03/25/2028 •	9	9
5.625% due 03/25/2028 •	3	3
5.643% due 04/25/2029 •	166	151
5.863% due 11/25/2029 •	44	41
5.937% due 10/25/2028 •	17	16
6.771% due 12/25/2032 •	94	86

MFA Trust
5.750% due 11/25/2067 þ	34,534	34,275

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	9,229	8,868

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	17,000	13,333
3.795% due 04/15/2055 ~	45,800	41,166
4.071% due 03/15/2052	3,635	3,415
5.854% due 12/15/2038 •	39,210	37,993

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
2.724% due 06/25/2037 ~		$2,599	$1,475
2.999% due 07/25/2035 ~		149	127
3.036% due 11/25/2037 ~		6,646	4,266
3.703% due 07/25/2035 ^~		3,646	2,985
3.828% due 09/25/2035 ^~		1,395	507
4.177% due 06/25/2036 ~		8,263	6,126
5.008% due 06/25/2036 ~		73	69
5.105% due 03/25/2036 •		581	368
5.125% due 01/25/2036 •		6,183	3,279
5.135% due 12/25/2035 •		17	13
5.155% due 01/25/2035 •		2	2
5.165% due 01/25/2035 •		1,156	1,002
6.000% due 02/25/2036 ^		109	102
6.000% due 10/25/2037 ^		1,348	811
6.201% due 02/25/2047 þ		1,247	486

MortgageIT Mortgage Loan Trust
5.305% due 04/25/2036 ~		2,947	2,671
5.345% due 09/25/2037 •		4,987	4,328
5.625% due 02/25/2035 ~		141	133

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		419	371

Natixis Commercial Mortgage Securities Trust
6.651% due 03/15/2035 •		5,215	5,051

New Orleans Hotel Trust
5.673% due 04/15/2032 •		2,790	2,673

New Residential Mortgage Loan Trust
3.000% due 03/25/2052 ~		40,124	34,071

New York Mortgage Trust
3.866% due 05/25/2036 ^~		2,525	2,119

Newgate Funding PLC
3.557% due 12/15/2050 •	EUR	42,827	44,458
4.494% due 12/01/2050 •	GBP	438	499

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~		$41	24
5.077% due 02/25/2036 ^~		146	123
5.820% due 03/25/2047 þ		533	509
5.845% due 05/25/2035 ~		1,947	1,525
7.000% due 02/19/2030 ~		422	408

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •		109,300	100,450

OBX Trust
2.500% due 10/25/2051 ~		66,081	53,794
3.000% due 01/25/2052 ~		115,401	97,993
3.000% due 02/25/2052 ~		18,171	15,430
6.120% due 11/25/2062 ~		21,528	21,565

Prime Mortgage Trust
5.245% due 02/25/2034 •		423	413

Proteus RMBS DAC
0.000% due 10/29/2054 ~	EUR	481	0
0.000% due 10/29/2054 (b)(h)		33,620	28,986
3.368% due 10/29/2054 •		128,205	138,794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.818% due 10/29/2054 •	EUR	20,861	$22,363
4.118% due 10/29/2054 •		15,172	16,265
5.098% due 10/29/2054 •		11,379	12,272
6.968% due 10/29/2054 •		9,482	10,268

RBSGC Mortgage Loan Trust
5.225% due 12/25/2034 •		$15,209	13,516
5.750% due 04/25/2035		6,763	5,839

RBSSP Resecuritization Trust
2.555% due 08/27/2037 •		775	753
3.915% due 09/27/2037 •		9,301	8,013
4.000% due 10/26/2037		6,633	5,457
4.947% due 02/27/2037 •		1,615	1,485
5.065% due 10/27/2036 •		1,277	1,169

Regal Trust
3.357% due 09/29/2031 •		9	8

Residential Accredit Loans, Inc. Trust
3.909% due 04/25/2035 ~		107	103
3.926% due 08/25/2035 ^~		1,259	479
4.498% due 09/25/2045 •		180	155
5.105% due 02/25/2037 ~		90	272
5.125% due 01/25/2037 •		781	807
5.145% due 08/25/2035 •		198	148
5.145% due 02/25/2037 •		1,362	1,180
5.175% due 03/25/2037 •		995	211
5.205% due 05/25/2036 •		6,440	5,356
5.205% due 09/25/2036 ~		1,261	1,117
5.215% due 12/25/2036 •		16	12
5.225% due 07/25/2036 •		1,764	1,462
5.225% due 08/25/2036 ^•		2,129	1,979
5.225% due 09/25/2036 ^•		27	24
5.245% due 11/25/2036 ^•		733	534
5.250% due 06/26/2023		23	25
5.265% due 06/25/2037 •		944	824
5.326% due 02/25/2036 ^~		700	544
5.385% due 02/25/2046 ^•		954	594
6.000% due 08/25/2036 ^		930	761
6.000% due 09/25/2036 ^		880	669
6.000% due 09/25/2036		770	585
6.000% due 11/25/2036 ^		974	798
6.000% due 01/25/2037 ^		6	4
6.250% due 03/25/2037 ^		841	648
6.500% due 07/25/2037 ^		292	237
6.500% due 09/25/2037 ^		1,022	820

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		88	90

Residential Asset Securitization Trust
5.500% due 08/25/2034		48	47
5.750% due 02/25/2036 ^		522	213
6.000% due 04/25/2037 ^		196	116
6.000% due 05/25/2037 ^		115	68
6.000% due 07/25/2037 ^		1,084	417
6.250% due 08/25/2036		68	47
6.250% due 11/25/2036 ^		1,771	722
6.250% due 09/25/2037 ^		1,935	811
6.500% due 08/25/2036		1,325	405

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2036 ^		$1,093	$403

Residential Funding Mortgage Securities, Inc. Trust
4.524% due 07/27/2037 ^~		4,001	3,116
4.542% due 02/25/2037 ~		1,572	1,056
4.604% due 02/25/2036 ^~		1,012	851
5.500% due 12/25/2034		146	135
6.000% due 06/25/2036 ^		548	464
6.000% due 07/25/2036 ^		551	458
6.000% due 10/25/2036 ^		4,978	4,044
6.000% due 06/25/2037 ^		257	195
6.500% due 03/25/2032		58	57

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	16,232	20,023

RESIMAC Bastille Trust
5.323% due 02/03/2053 •		$3,846	3,805
5.551% due 12/05/2059 •		4	4

Resloc UK PLC
4.496% due 12/15/2043 •	GBP	1,749	2,015

Ripon Mortgages PLC
0.000% due 08/28/2056 (h)		5,378	3,025
0.010% due 08/20/2056 «		8,063	9,583
0.070% due 08/28/2056 ~		714	1
4.815% due 08/28/2056 •		219,069	267,601
5.015% due 08/28/2056 •		25,858	31,299
6.415% due 08/28/2056 •		3,754	4,436
7.115% due 08/28/2056 •		8,444	10,231
7.365% due 08/28/2056 •		5,255	6,237
8.415% due 08/28/2056 •		3,003	3,576

RMAC Securities PLC
3.098% due 06/12/2044 •	EUR	1,349	1,397
4.420% due 06/12/2044 •	GBP	19,338	22,368

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	67,307
1.000% due 09/28/2055 ~		15,864	15,293
3.625% due 09/28/2055 •		496,506	536,675
3.775% due 09/28/2055 •		62,548	67,334
4.025% due 09/28/2055 •		42,646	45,819
4.525% due 09/28/2055 •		25,587	27,424
5.275% due 09/28/2055 •		42,646	45,429

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~		$842	550
3.184% due 09/20/2046 ^~		1,634	1,104
4.220% due 01/20/2047 ^~		1,151	860
5.161% due 07/20/2036 •		18	16
5.181% due 06/20/2036 •		505	461
5.215% due 05/20/2034 •		183	182
5.235% due 05/20/2034 •		160	147
5.421% due 06/20/2033 ~		2	2
5.461% due 07/20/2033 ~		57	51
5.521% due 10/20/2027 •		15	14
5.561% due 10/20/2027 •		161	154
5.840% due 09/20/2033 •		109	104

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		34,140	30,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SREIT Trust
5.384% due 10/15/2038 •		$200	$192

Starwood Mortgage Trust
5.542% due 11/15/2036 •		17,500	16,839

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 ~	GBP	175,088	215,480
4.793% due 07/20/2060 •		2,836	3,490
5.051% (SONIO/N + 0.900%) due 03/12/2052 ~		2,371	2,906

Structured Adjustable Rate Mortgage Loan Trust
3.530% due 11/25/2035 ^~		$110	96
3.624% due 04/25/2036 ^~		1,869	1,123
3.845% due 01/25/2035 ~		98	96
4.018% due 05/25/2036 ^~		1,497	1,287
4.035% due 02/25/2036 ^~		926	727
4.039% due 11/25/2036 ^~		1,854	1,525
4.119% due 08/25/2035 ~		22	19
4.120% due 02/25/2036 ^~		83	78
4.162% due 12/25/2035 ~		589	341
4.410% due 12/25/2035 ~		1,204	867
4.450% due 09/25/2035 ~		344	301
4.486% due 03/25/2036 ^~		303	221
4.489% due 02/25/2036 ^~		1,512	921
4.495% due 12/25/2034 ~		16	16
4.538% due 01/25/2035 ^•		106	87
5.135% due 09/25/2034 ~		3	3
5.145% (LIBOR01M + 0.300%) due 09/25/2034 ~		893	752
5.145% due 08/25/2036 ^•		2,409	1,672
5.193% due 02/25/2034 ~		324	300
6.771% due 10/25/2037 ^•		425	363

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 ~		6	6
3.907% due 02/25/2036 ^•		4,271	3,593
4.538% due 12/25/2035 ^•		1,023	768
5.105% due 03/25/2037 •		1,014	329
5.185% due 03/25/2037 ^•		167	45
5.225% due 06/25/2036 •		383	364
5.225% due 07/25/2046 ^~		461	342
5.261% due 07/19/2035 •		1,488	1,314
5.265% due 04/25/2036 •		246	209
5.265% due 05/25/2036 •		48	31
5.285% due 05/25/2046 •		7,345	2,472
5.305% due 02/25/2036 ^•		74	63
5.421% due 09/19/2032 •		551	520
5.461% due 01/19/2034 •		104	97
5.465% due 12/25/2035 ^•		1,343	1,009
5.601% due 10/19/2033 •		237	216
5.695% due 05/25/2047 •		7,142	5,717

Structured Asset Securities Corp.
13.104% due 04/15/2027 ~		6	6

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,341	1,418

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.663% due 01/25/2034 ~		$559	$529
4.902% due 11/25/2033 ~		29	26
4.951% due 06/25/2034 þ		56	54
5.507% due 07/25/2033 ~		10	9
5.892% due 03/25/2033 ~		299	287

Structured Asset Securities Corp. Trust
5.750% due 04/25/2035		1,416	852

SunTrust Adjustable Rate Mortgage Loan Trust
3.653% due 10/25/2037 ~		414	318
4.034% due 02/25/2037 ^~		150	129
4.071% due 01/25/2037 ^~		1,456	1,069
4.141% due 04/25/2037 ^~		213	130

SunTrust Alternative Loan Trust
5.495% due 12/25/2035 ^•		1,310	1,082
5.750% due 12/25/2035 ^		860	738
6.000% due 04/25/2036 ^		348	165

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ		483	128
6.470% due 09/25/2036 ^þ		5,583	188
6.500% due 07/25/2036		4,582	1,203
6.515% due 07/25/2037 þ		796	320

Thornburg Mortgage Securities Trust
3.123% due 09/25/2037 ~		1,090	1,044
3.925% due 10/25/2043 ~		167	149
3.936% due 09/25/2047 ~		18,160	13,754
4.047% due 10/25/2046 •		27,260	24,956
4.425% due 07/25/2036 •		21,731	17,651
5.545% due 12/25/2033 •		189	176
6.357% due 06/25/2047 ^•		15,308	13,280
6.407% due 03/25/2037 ^~		7,054	5,707

Towd Point Mortgage Funding
4.993% due 05/20/2045 ~	GBP	12,777	15,683
5.243% due 07/20/2045 •		4,532	5,540
5.243% due 07/20/2045 ~		5,959	7,285

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		$1,240	1,158

Trinity Square PLC
4.713% due 07/15/2059 •	GBP	124,739	153,317

TTAN
5.535% due 03/15/2038 •		$891	864

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		7,000	6,622
4.296% due 08/15/2051		5,975	5,681
4.313% due 05/15/2051		10,000	9,548
4.334% due 10/15/2051		17,486	16,679

UWM Mortgage Trust
2.500% due 11/25/2051 ~		203,840	165,937
2.500% due 12/25/2051 ~		89,944	73,219
3.000% due 01/25/2052 ~		64,857	55,074
5.000% due 11/25/2051 •		2,168	1,996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VASA Trust
5.584% due 07/15/2039 •	$3,400	$3,164

Verus Securitization Trust
5.850% due 12/25/2067 þ	10,687	10,609

Wachovia Mortgage Loan Trust LLC
3.525% due 08/20/2035 ^~	582	518
4.099% due 10/20/2035 ~	1	1
4.182% due 10/20/2035 ~	108	99

WaMu Mortgage Pass-Through Certificates Trust
2.806% due 08/25/2035 ~	125	108
2.869% due 04/25/2037 ^~	1,448	1,238
3.144% due 05/25/2037 ^~	49	40
3.273% due 04/25/2037 ^~	483	424
3.312% due 05/25/2035 ~	7,196	6,954
3.331% due 04/25/2035 ~	1,652	1,491
3.342% due 11/25/2036 ^~	12	10
3.360% due 05/25/2037 ^~	773	662
3.387% due 12/25/2046 ~	4,213	3,891
3.489% due 12/25/2036 ^~	4,188	3,650
3.518% due 12/25/2036 ^~	36	30
3.598% due 12/25/2036 ^~	5,224	4,393
3.601% due 02/25/2037 ^~	7,200	6,387
3.609% due 03/25/2037 ~	8,487	7,527
3.650% due 02/25/2037 ^~	3,543	3,106
3.651% due 03/25/2036 ^~	8,234	7,063
3.652% due 02/25/2037 ^~	2,724	2,288
3.665% due 08/25/2036 ~	5,430	4,727
3.682% due 08/25/2036 ^~	77	69
3.713% due 02/25/2037 ^~	276	243
3.754% due 09/25/2036 ^~	2,622	2,272
3.768% due 12/25/2035 ~	827	736
3.783% due 08/25/2046 ^~	4,259	3,661
3.791% due 08/25/2036 ^~	607	532
3.806% due 10/25/2035 ~	280	252
3.841% due 05/25/2046 •	162	131
3.847% due 09/25/2035 ~	5,591	4,886
3.857% due 12/25/2035 ~	4,955	4,394
3.884% due 07/25/2037 ^~	157	142
3.896% due 08/25/2034 ~	97	90
3.898% due 04/25/2047 •	5,222	4,453
3.908% due 05/25/2047 ~	6,970	5,450
3.936% due 07/25/2047 ^•	1,933	1,604
3.968% due 01/25/2036 ^~	2,289	2,181
4.066% due 03/25/2035 ~	538	507
4.138% due 08/25/2046 •	61	55
4.157% due 09/25/2033 ~	240	218
4.165% due 09/25/2033 ~	14	13
4.341% due 01/25/2033 ~	46	44
4.538% due 06/25/2042 •	147	131
4.638% due 10/25/2046 ~	4,509	3,961
5.385% due 12/25/2045 •	215	198
5.425% due 07/25/2045 •	133	120
5.585% due 11/25/2034 •	352	315
5.665% due 11/25/2045 •	149	132
5.665% due 12/25/2045 •	127	110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	55

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.825% due 11/25/2034 •		$171	$154

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	19,036
5.124% due 12/21/2049 ~		113,956	139,109
5.824% due 12/21/2049 •		23,296	28,286
6.324% due 12/21/2049 •		11,648	14,068
6.824% due 12/21/2049 •		6,656	8,014
7.324% due 12/21/2049 •		6,656	7,883

Washington Mutual Mortgage Pass-Through Certificates Trust
3.770% due 02/25/2031 ~		$1	1
3.884% due 05/25/2033 ~		90	83
3.983% due 06/25/2033 ~		742	678
4.011% due 09/25/2036 ^þ		2,922	849
4.108% due 05/25/2046 ^•		2,348	1,833
5.165% due 02/25/2037 ^•		7,478	6,028
5.295% due 04/25/2035 •		3,831	3,115
5.500% due 11/25/2035 ^		365	337
5.500% due 06/25/2037 ^		504	472
6.000% due 04/25/2036 ^		1,115	922
6.768% due 07/25/2036 þ		1,161	295
6.949% due 07/25/2036 ^þ		1,984	503

Wells Fargo Alternative Loan Trust
3.631% due 07/25/2037 ^~		498	434

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		9,400	8,048
3.311% due 06/15/2052		8,800	7,871
3.472% due 11/15/2050		10,070	9,316
3.615% due 12/15/2049		8,435	8,149
3.749% due 06/15/2036 ~		500	437
3.862% due 12/15/2039		41,000	37,319
4.023% due 03/15/2052		33,712	31,647
4.442% due 09/15/2061		4,000	3,847

Wells Fargo Mortgage-Backed Securities Trust
3.680% due 07/25/2034 ~		3	3
4.565% due 03/25/2036 ~		29	26
4.637% due 04/25/2036 ~		627	581

Worldwide Plaza Trust
3.526% due 11/10/2036		6,280	5,429

Total Non-Agency Mortgage-Backed Securities (Cost $9,918,969)			8,925,009

ASSET-BACKED SECURITIES 13.7%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		36,000	35,406

Aames Mortgage Investment Trust
5.625% due 10/25/2035 •		1,741	1,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACAS CLO Ltd.
5.685% due 10/18/2028 •		$55,059	$54,433

Accredited Mortgage Loan Trust
5.335% due 01/25/2035 •		437	386

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		9	3
5.005% due 08/25/2036 ^~		4,716	1,246
5.065% due 08/25/2036 ^•		6,060	1,609
5.065% due 12/25/2036 •		5,353	1,528
5.245% due 12/25/2036 •		20,640	5,933
5.505% due 11/25/2035 •		2,626	2,629
5.670% due 12/25/2045 ^•		3,323	2,508
5.775% due 02/25/2036 ^•		1,353	1,281
5.820% due 11/25/2033 •		1,141	1,084
5.820% due 12/25/2034 •		207	188
5.820% due 07/25/2035 •		236	235
5.895% due 08/25/2045 •		880	875
6.645% due 10/25/2032 •		15	18

ACREC Ltd.
5.859% due 10/16/2036 •		24,000	22,926

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	4,800	5,061

Aegis Asset-Backed Securities Trust
5.490% due 12/25/2035 •		$3,231	3,010
5.565% due 06/25/2035 •		2,802	2,590

AIMCO CLO
5.812% (US0003M + 1.020%) due 04/17/2031 ~		2,500	2,476

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026		2,011	2,002

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		10,393	10,393
5.772% due 04/14/2029 •		622	622
5.809% due 11/10/2030 •		25,666	25,386

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.932% due 05/25/2034 ^þ		686	627
5.625% due 05/25/2034 •		481	475
5.715% due 07/25/2034 •		93	92
8.220% due 11/25/2032 ^•		2,326	2,231

Amortizing Residential Collateral Trust
5.880% due 07/25/2032 •		12	12

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		80,921	80,056
5.932% due 07/15/2032 •		7,900	7,773
5.955% due 07/22/2032 •		18,800	18,424

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		13,696	13,571

Apidos CLO
5.695% due 07/18/2029 •		31,000	30,734
5.722% due 07/17/2030 •		61,750	61,020
5.758% due 10/20/2030 •		1,700	1,678

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.818% due 04/20/2031 •		$2,100	$2,082

Apres Static CLO Ltd.
5.862% due 10/15/2028 •		8,429	8,389

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		128,400	126,676
6.034% due 11/15/2036 •		75,250	73,693

AREIT Trust
5.789% due 11/17/2038 •		20,116	19,448
5.809% due 01/16/2037 •		14,800	14,362
6.985% due 06/17/2039 •		34,800	34,766

Ares CLO Ltd.
5.842% due 01/15/2032 •		27,700	27,294
5.845% due 04/18/2031 ~		2,800	2,765
5.865% due 04/22/2031 •		31,900	31,423

Ares European CLO DAC
2.948% due 10/15/2030 •	EUR	22,185	23,556
3.068% due 10/15/2031 •		28,550	30,246
3.192% due 04/20/2032 •		17,100	18,054

Argent Securities Trust
4.955% due 09/25/2036 ~		$4,008	1,310
4.995% due 09/25/2036 •		20,691	6,763
5.145% due 06/25/2036 ~		17,971	4,950
5.225% due 03/25/2036 •		5,566	2,928
5.385% due 05/25/2036 ~		22,838	5,673

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.485% due 01/25/2036 •		8,885	7,826
5.970% due 11/25/2034 •		2,608	2,548

Armada Euro CLO DAC
3.008% due 07/15/2031 •	EUR	29,700	31,420

Asset-Backed Funding Certificates Trust
5.705% due 12/25/2030 •		$530	513
5.895% due 03/25/2034 ^•		1,256	1,158
5.940% due 05/25/2032 •		207	207

Asset-Backed Securities Corp. Home Equity Loan Trust
4.925% due 05/25/2037 •		155	106
5.605% due 10/25/2034 •		1	1
6.034% due 04/15/2033 •		755	734
7.909% due 08/15/2032 •		4,212	3,885

Atlas Senior Loan Fund Ltd.
5.707% due 11/17/2027 •		2,450	2,442
5.895% due 04/22/2031 •		3,000	2,941
5.942% due 01/16/2030 •		18,841	18,732

Atrium Corp.
5.995% due 11/21/2030 •		5,448	5,414

Avis Budget Rental Car Funding AESOP LLC
5.250% due 04/20/2029		20,700	20,794

Bain Capital Credit CLO Ltd.
5.778% due 07/20/2030 •		11,527	11,389

Bain Capital Euro DAC
3.082% due 01/20/2032 •	EUR	20,000	21,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barings CLO Ltd.
5.758% due 07/20/2029 ~		$713	$710
5.998% due 10/20/2030 ~		3,385	3,354

BDS Ltd.
6.111% due 12/16/2036 •		17,500	17,193
6.556% due 03/19/2039 •		70,609	69,195
6.828% due 08/19/2038 •		1,300	1,287

Bear Stearns Asset-Backed Securities Trust
3.846% due 10/25/2036 ~		632	376
3.893% due 07/25/2036 ~		15	15
4.073% due 06/25/2043 ~		240	209
5.015% due 12/25/2036 ^•		2,490	3,018
5.085% due 06/25/2047 •		1,441	1,435
5.485% due 12/25/2034 •		1	1
5.505% due 10/25/2032 •		341	335
5.645% due 10/27/2032 •		395	385
5.745% due 12/25/2042 •		2	2
5.845% due 10/25/2037 •		2	2
5.845% due 11/25/2042 •		96	94
5.883% due 06/25/2035 •		7,306	6,880
5.895% due 08/25/2037 •		4,148	3,426
5.970% due 02/25/2035 •		1,686	1,674

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		7,710	7,631
5.822% due 01/17/2032 •		16,850	16,597
6.142% due 01/15/2033 •		8,550	8,451

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		50,600	49,689

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	1,368	1,460
3.634% due 05/15/2032 ~		8,400	8,910

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		20,700	21,812

BlueMountain Fuji EUR CLO III DAC
1.050% due 01/15/2031		500	503
3.008% due 01/15/2031 •		18,483	19,559

BlueMountain Fuji Eur CLO V DAC
3.198% due 01/15/2033 •		10,150	10,640

BNPP AM Euro CLO DAC
2.888% due 04/15/2031 •		3,100	3,254
3.213% due 07/22/2032 •		17,330	18,289

Bosphorus CLO DAC
3.777% due 12/15/2030 ~		910	964

BPCRE Holder LLC
7.091% due 01/16/2037 •		$12,300	12,189

Brightspire Capital Ltd.
5.911% due 08/19/2038 •		9,600	9,431

BSPDF Issuer Ltd.
5.884% due 10/15/2036 ~		10,300	9,804

BSPRT Issuer Ltd.
6.004% due 12/15/2038 •		1,600	1,562
7.123% due 07/15/2039 ~		76,200	75,192

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	57

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	12,722	$13,478
3.068% due 10/15/2031 •		26,200	27,800

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		$37,000	36,982

Carbone CLO Ltd.
5.948% due 01/20/2031 ~		7,600	7,522

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •	EUR	32,370	34,304
3.284% due 08/15/2030 ~		1,164	1,235

Carlyle Global Market Strategies CLO Ltd.
5.762% due 04/17/2031 •		$3,788	3,746
5.819% due 08/14/2030 •		88,376	87,426
5.895% due 04/22/2032 •		1,700	1,671

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •	EUR	25,400	26,861

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$33,000	32,492
5.828% due 04/20/2031 •		4,155	4,095

Carmax Auto Owner Trust
3.810% due 09/15/2025		2,070	2,052
5.328% due 09/15/2025 ~		6,211	6,215

Carrington Mortgage Loan Trust
5.005% due 10/25/2036 •		3,309	2,557
5.095% due 10/25/2036 •		3,877	2,998
5.105% due 02/25/2037 •		39,193	35,095
5.928% due 10/20/2029 •		34,316	34,107
6.058% due 07/20/2030 •		3,530	3,504

Carvana Auto Receivables Trust
2.570% due 05/12/2025		27,309	27,100
3.330% due 07/10/2025		15,106	15,010

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		18,033	17,836

CDC Mortgage Capital Trust
5.640% due 07/25/2034 •		533	553

Cent CLO Ltd.
5.785% due 07/27/2030 •		1,679	1,664

Chase Funding Trust
5.405% due 02/25/2033 ~		35	33
5.485% due 08/25/2032 •		444	418
5.505% due 11/25/2032 •		4	4

CIFC Funding Ltd.
5.758% due 04/20/2030 •		589	583
5.766% due 10/24/2030 •		86,753	85,723
5.825% due 04/23/2029 •		1,056	1,048
5.866% due 04/24/2030 •		1,688	1,675
5.972% due 11/16/2030 •		1,307	1,296

CIT Group Home Equity Loan Trust
5.895% due 09/25/2030 •		641	632

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		1,868	1,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.258% due 10/25/2037 þ	$1,717	$1,597
5.005% due 12/25/2036 •	8,246	4,612
5.015% due 07/25/2045 ~	7,151	5,051
5.035% due 05/25/2037 •	8,911	5,878
5.105% due 07/25/2045 •	3,329	2,364
5.115% due 05/25/2037 •	6,121	5,969
5.345% due 08/25/2036 •	12,158	11,750
5.520% due 11/25/2045 •	31	31
5.580% due 09/25/2035 ^•	3,477	3,433
5.764% due 01/25/2037 ^þ	846	421
6.851% due 05/25/2036 ^þ	2,181	813

CLNC Ltd.
6.056% due 08/20/2035 •	12,897	12,674

Commonbond Student Loan Trust
2.550% due 05/25/2041	2,053	1,915

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ	135	137

Countrywide Asset-Backed Certificates
5.245% due 08/25/2034 •	378	346
5.525% due 12/25/2036 ^•	342	257
5.585% due 05/25/2032 •	5	5

Countrywide Asset-Backed Certificates Trust
3.679% due 03/25/2036 •	1,936	1,889
3.966% due 04/25/2035 •	1,419	1,375
4.224% due 12/25/2034 ~	60	60
4.464% due 10/25/2032 ^~	1,397	1,355
4.775% due 01/25/2037 •	1,093	1,080
4.985% due 07/25/2037 ^~	1,155	1,132
4.985% due 08/25/2037 ^•	10,370	8,939
4.985% due 08/25/2037 •	122	120
5.005% due 09/25/2046 •	178	177
5.025% due 11/25/2047 ^•	1,473	1,399
5.065% due 09/25/2037 ^•	1,319	1,356
5.065% due 09/25/2047 ^•	12,789	12,120
5.075% due 10/25/2047 •	1,860	1,824
5.125% due 02/25/2037 •	6,947	6,514
5.125% due 03/25/2037 •	2,501	2,396
5.345% due 10/25/2034 •	1,462	1,372
5.425% due 08/25/2036 •	77	77
5.430% due 06/25/2036 •	2,600	2,441
5.535% due 05/25/2036 •	6,157	6,079
5.583% due 08/25/2035 ~	17,821	16,551
5.585% due 12/25/2034 •	1,501	1,423
5.645% due 08/25/2047 •	2,214	2,194
5.745% due 11/25/2034 •	197	187
5.805% due 02/25/2036 •	8,842	8,610
5.859% due 10/25/2046 ^~	1,023	1,045

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •	67,542	67,458

Credit Suisse First Boston Mortgage Securities Corp.
4.533% due 08/25/2032 •	1,416	1,333
6.495% due 05/25/2043 •	57	57

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
4.737% due 07/25/2037 ~		$242	$159
6.780% due 05/25/2035 þ		795	726

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.290% due 03/25/2037 ^þ		4,634	1,775

Credit-Based Asset Servicing & Securitization Trust
3.395% due 04/25/2037 •		710	442
4.965% due 11/25/2036 •		82	38
5.145% due 11/25/2036 •		7,913	3,685

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •		42,345	41,797
5.955% due 10/23/2031 •		45,319	44,513

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,346	279
6.220% due 09/25/2036 ^þ		1,750	591
6.672% due 06/25/2036 ^þ		1,478	438

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	44,525	47,097
3.434% due 08/15/2032 •		2,700	2,856
3.587% due 09/15/2031 •		5,035	5,315

Dell Equipment Finance Trust
2.110% due 08/23/2027		$17,511	17,348

Delta Funding Home Equity Loan Trust
5.504% due 09/15/2029 •		101	96

Denali Capital CLO Ltd.
5.842% due 04/15/2031 •		3,740	3,688

Dryden CLO Ltd.
5.782% due 01/17/2032 •		3,000	2,949
5.842% due 07/15/2031 •		15,300	15,111

Dryden Euro CLO DAC
2.948% due 04/15/2033 •	EUR	37,675	39,731
3.514% due 05/15/2034 •		24,200	25,654

Dryden Senior Loan Fund
5.772% due 04/15/2028 •		$11,223	11,116
5.812% due 04/15/2029 •		2,638	2,623
6.064% due 08/15/2030 •		1,447	1,438

Elevation CLO Ltd.
5.768% due 10/25/2030 •		68,957	68,301

EMC Mortgage Loan Trust
5.585% due 05/25/2040 •		14	14

EquiFirst Mortgage Loan Trust
5.595% due 01/25/2034 •		10	10

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	26,575	28,060

Fieldstone Mortgage Investment Trust
4.937% due 11/25/2036 •		$8,345	4,828
5.225% due 05/25/2036 •		6,633	4,476

Finance America Mortgage Loan Trust
5.745% due 08/25/2034 •		253	231

First Franklin Mortgage Loan Trust
5.155% due 10/25/2036 •		6,000	4,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.165% due 04/25/2036 •		$2,355	$2,244
5.325% due 08/25/2036 •		2,594	2,403
5.325% due 10/25/2036 •		3,623	2,445
6.045% due 01/25/2035 ~		1,779	1,755
6.270% due 10/25/2034 ~		716	706

First NLC Trust
1.737% due 05/25/2035 •		1,079	902
4.985% due 08/25/2037 •		2,481	1,285
5.125% due 08/25/2037 •		2,574	1,336

Flagship Credit Auto Trust
3.280% due 08/15/2025		1,005	998
4.030% due 12/15/2026		15,202	14,912

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		112,200	108,075

Fremont Home Loan Trust
4.905% due 01/25/2037 ~		28	13
4.975% due 11/25/2036 •		37,764	13,762
4.995% due 01/25/2037 •		12,233	5,660
5.045% due 08/25/2036 •		356	119
5.165% due 08/25/2036 •		7,303	2,440
5.185% due 02/25/2037 •		43,608	15,305
5.325% due 02/25/2037 •		16,560	5,855
5.345% due 05/25/2036 •		10,511	6,054
5.385% due 04/25/2036 •		2,959	2,561
5.505% due 01/25/2036 •		9,815	9,091
5.580% due 07/25/2035 •		40	40
5.775% due 07/25/2034 •		87	87
5.910% due 06/25/2035 •		4,542	4,261

FS Rialto Issuer LLC
6.459% due 01/19/2039 •		68,700	67,417

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		42,131	41,743
5.892% due 05/16/2031 •		12,500	12,345

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		27,130	26,595
5.865% due 01/21/2028 •		145	144

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	94,250	66,488

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •		$5	2

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025		10,707	10,587
3.550% due 01/15/2026		40,403	39,981
4.590% due 05/15/2026		22,669	22,507

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025		9,190	9,090

GMACM Home Equity Loan Trust
4.753% due 09/25/2037 ~		10	9

GoldenTree Loan Management EUR CLO DAC
3.242% due 01/20/2032 •	EUR	2,000	2,104

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		$69,850	69,145

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	59

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GoldenTree Loan Opportunities Ltd.
5.912% due 10/29/2029 •		$1,494	$1,488

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		8,729	6,905
4.000% due 04/20/2049		17,008	15,296

GPMT Ltd.
6.011% due 07/16/2035 •		19,321	18,970

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		738	730

GSAA Home Equity Trust
3.752% due 03/25/2036 ~		4,321	1,853
4.985% due 03/25/2036 •		41	15
5.045% due 03/25/2037 •		523	156
5.085% due 04/25/2047 •		1,451	1,333
5.085% due 05/25/2047 ~		2,944	1,861
5.185% due 09/25/2036 •		8,648	2,072
5.205% due 05/25/2036 •		13,533	3,472
5.205% due 07/25/2037 •		607	564
5.445% due 03/25/2037 •		1,878	769
5.445% due 05/25/2047 •		167	110
5.745% due 08/25/2037 •		728	703

GSAMP Trust
4.935% due 01/25/2037 •		2,770	1,655
4.965% due 12/25/2036 •		5,550	2,719
5.025% due 11/25/2035 •		362	39
5.325% due 06/25/2036 •		3,729	1,980
5.325% due 08/25/2036 ~		1,515	1,202
5.385% due 04/25/2036 •		3,365	2,180
5.895% due 06/25/2034 •		453	414
6.165% due 12/25/2034 ^•		1,002	809
6.495% due 10/25/2034 ~		129	123
6.720% due 03/25/2034 ^•		2,194	1,920

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •		39,961	39,502
6.252% due 11/30/2032 •		5,700	5,646

Harvest CLO DAC
1.040% due 07/15/2031	EUR	3,300	3,285
2.928% due 10/15/2031 •		27,800	29,211
3.022% due 10/20/2031 •		35,000	36,854
3.048% due 07/15/2031 •		29,100	30,697
3.138% due 01/15/2032 •		11,400	12,015
3.640% due 06/26/2030 •		20,820	22,069

Hertz Vehicle Financing LLC
3.730% due 09/25/2026		$14,900	14,387
3.890% due 09/25/2028		31,800	30,005

HGI CRE CLO Ltd.
6.258% due 04/20/2037 •		28,800	28,386

Home Equity Asset Trust
5.445% due 11/25/2032 •		154	130
5.940% due 05/25/2035 •		1,099	1,079

Home Equity Loan Trust
5.075% due 04/25/2037 ~		4,045	3,894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
4.965% due 04/25/2037 •		$974	$671
5.055% due 04/25/2037 •		3,133	2,161

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •		94	31

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •		140	57
5.065% due 12/25/2036 •		497	134
5.185% due 12/25/2036 •		4,531	1,214
5.625% due 11/25/2035 •		2,632	2,352

ICG U.S. CLO Ltd.
5.895% due 07/22/2031 •		1,200	1,186

IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~		7	6
7.310% due 11/20/2028		3	3
7.520% due 08/20/2028		3	3

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.215% due 10/25/2033 •		156	154

IXIS Real Estate Capital Trust
5.475% due 02/25/2036 •		88	95

Jamestown CLO Ltd.
5.892% due 07/14/2031 •		2,500	2,458
6.132% due 04/15/2033 •		12,400	12,227

JP Morgan Mortgage Acquisition Corp.
3.204% due 10/25/2035 ^•		2,280	2,214

JP Morgan Mortgage Acquisition Trust
4.331% due 07/25/2036 ~		2,929	2,855
5.005% due 08/25/2036 •		196	88
5.035% due 03/25/2047 ~		4,193	4,144
5.065% due 08/25/2036 •		22	16
5.085% due 08/25/2036 •		1,079	1,052
5.105% due 03/25/2037 •		2,279	2,199
5.165% due 07/25/2036 ^•		5,348	1,468
6.337% due 08/25/2036 ^þ		1,634	962

Jubilee CLO DAC
2.888% due 04/15/2030 •	EUR	10,400	10,994
2.898% due 04/15/2030 ~		2,150	2,278
2.938% due 04/15/2031 •		31,950	33,603

KKR CLO Ltd.
5.735% due 07/18/2030 •		$18,467	18,286
5.742% due 07/15/2030 •		56,305	55,675

KREF Ltd.
6.206% due 02/17/2039 •		62,200	60,966

Laurelin DAC
3.062% due 10/20/2031 ~	EUR	33,200	35,240

LCCM Trust
5.884% due 12/13/2038 •		$20,200	19,578
6.134% due 11/15/2038 ~		37,941	36,672

LCM LP
5.668% due 07/19/2027 •		21,369	21,162
5.808% due 07/20/2030 •		30,540	30,160
5.848% due 10/20/2027 •		3,213	3,210

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCM Ltd.
5.739% due 07/20/2030 •		$12,130	$11,950
5.862% due 04/15/2031 •		6,950	6,826
5.888% due 04/20/2031 •		18,750	18,375

Lehman ABS Mortgage Loan Trust
4.935% due 06/25/2037 •		4,787	3,356
5.045% due 06/25/2037 •		2,584	1,823

Lendmark Funding Trust
1.900% due 11/20/2031		750	656

LMREC LLC
5.847% due 04/22/2037 •		7,951	7,894

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		2,400	2,371
5.984% due 11/15/2038 •		80,900	79,425
6.108% due 01/17/2037 •		101,600	98,475

Long Beach Mortgage Loan Trust
5.005% due 12/25/2036 •		19,443	13,328
5.205% due 03/25/2046 •		1,838	1,506
5.365% due 08/25/2045 •		4,905	4,677
5.405% due 10/25/2034 •		11	10
5.895% due 06/25/2035 ~		6,251	6,050
6.120% due 02/25/2035 •		3,187	3,063

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036		1,600	1,526
5.048% due 12/01/2034		3,300	3,371

Lument Finance Trust, Inc.
5.854% due 06/15/2039 •		86,800	84,600

M360 Ltd.
6.252% due 11/22/2038 •		35,125	34,643

Mackay Shields EURO CLO DAC
3.272% due 10/20/2032 •	EUR	4,200	4,425

Madison Park Euro Funding DAC
3.088% due 07/15/2032 •		14,500	15,278

Madison Park Funding Ltd.
5.542% due 04/15/2029 •		$1,621	1,600
5.788% due 04/25/2029 •		1,334	1,319
5.815% due 07/21/2030 ~		8,287	8,214
5.938% due 04/25/2032 •		11,500	11,337

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	16,325	17,377

Marathon Static CLO Ltd.
6.859% due 07/20/2030 •		$13,641	13,668

Marble Point CLO Ltd.
5.832% due 10/15/2030 •		49,328	48,736
5.975% due 12/18/2030 •		3,904	3,857

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		608	607

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		86	24
5.085% due 10/25/2036 •		5,034	4,469
5.145% due 08/25/2036 •		4,273	1,669

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.325% due 03/25/2036 •	$5,534	$3,846
5.595% due 10/25/2035 ^•	7,218	6,557
5.775% due 06/25/2035 •	5,335	5,321
5.971% due 11/25/2035 þ	135	105
6.219% due 02/25/2036 þ	235	191

Merrill Lynch First Franklin Mortgage Loan Trust
5.185% due 04/25/2037 •	2,312	901

Merrill Lynch Mortgage Investors Trust
4.965% due 11/25/2037 •	1,556	545
5.065% due 08/25/2037 •	7,658	3,988
5.085% due 02/25/2037 •	905	269
5.105% due 03/25/2037 •	29,622	25,963
5.145% due 08/25/2037 •	32,070	16,766
5.145% due 11/25/2037 •	11,082	3,924
5.165% due 03/25/2037 •	7,943	6,998
5.295% due 02/25/2047 •	15,132	9,065
5.325% due 08/25/2037 ~	1,603	845
5.365% due 04/25/2037 ~	2,495	1,270

MESA Trust
5.645% due 12/25/2031 •	40	40

MF1 LLC
6.906% due 06/19/2037 •	28,200	27,943
7.391% due 09/17/2037 •	27,600	27,371

MF1 Ltd.
5.809% due 07/16/2036 •	7,000	6,848
5.841% due 10/16/2036 •	53,000	51,370
5.910% due 02/19/2037 •	26,050	25,370
6.474% due 11/15/2035 •	44,759	44,481

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	24,009	23,505

MidOcean Credit CLO
5.832% due 01/29/2030 •	39,330	39,027
5.965% due 02/20/2031 ~	46,700	45,889

MKS CLO Ltd.
5.808% due 07/20/2030 •	13,488	13,307

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 12/25/2036 •	2,710	1,395
4.905% due 05/25/2037 •	882	772
4.935% due 01/25/2037 •	5,164	2,534
4.945% due 07/25/2036 •	134	52
4.945% due 11/25/2036 ~	1,303	737
4.955% due 03/25/2037 •	6,010	2,683
4.985% due 11/25/2036 •	13,261	6,533
4.985% due 05/25/2037 •	3,876	2,688
4.995% due 10/25/2036 •	12,167	5,938
4.995% due 11/25/2036 •	14,414	8,162
4.995% due 12/25/2036 •	1,873	965
5.025% due 03/25/2037 •	23,155	10,357
5.045% due 02/25/2037 ~	1,965	967
5.060% due 03/25/2037 •	8,941	3,679
5.075% due 10/25/2036 •	1,455	714
5.075% due 11/25/2036 •	12,972	7,359
5.095% due 12/25/2036 •	8,125	4,192
5.095% due 05/25/2037 •	1,581	1,391

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	61

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.105% due 02/25/2037 •	$832	$410
5.145% due 06/25/2036 •	6,152	3,168
5.145% due 09/25/2036 •	15,547	5,939
5.165% due 09/25/2036 •	9,451	4,198
5.185% due 03/25/2037 •	2,987	1,340
5.205% due 02/25/2037 •	3,812	1,283
5.345% due 08/25/2036 ~	14,114	7,418
5.490% due 09/25/2035 ~	126	125
5.580% due 07/25/2035 •	4,805	4,642
5.775% due 11/25/2034 •	2,505	2,420
5.845% due 03/25/2033 •	549	530
5.865% due 08/25/2034 •	19	18

Morgan Stanley Dean Witter Capital, Inc. Trust
6.120% due 09/25/2032 •	543	530
6.195% due 02/25/2033 •	410	402

Morgan Stanley Home Equity Loan Trust
4.945% due 12/25/2036 ~	14,297	7,075
5.165% due 04/25/2036 •	4,452	3,149

Morgan Stanley IXIS Real Estate Capital Trust
4.895% due 11/25/2036 •	5	2
5.145% due 07/25/2036 •	8,197	3,385
5.305% due 07/25/2036 •	25,135	10,443

Morgan Stanley Mortgage Loan Trust
5.005% due 11/25/2036 •	3,365	1,020
5.085% due 04/25/2037 •	4,822	1,392
5.305% due 02/25/2037 •	436	114
5.565% due 04/25/2037 •	2,336	676
5.750% due 04/25/2037 ^~	589	306
6.000% due 02/25/2037 ^~	367	233
6.077% due 10/25/2046 ^þ	2,468	623
6.226% due 10/25/2036 ^þ	1,061	329
6.521% due 11/25/2036 ^•	1,699	633

Mosaic Solar Loan Trust
2.640% due 01/20/2053	21,095	18,475

Mountain View CLO LLC
5.832% due 01/16/2031 •	2,300	2,274

Navient Private Education Loan Trust
3.610% due 12/15/2059	4,412	4,264

Nelnet Student Loan Trust
5.445% due 03/25/2030 •	618	617

Neuberger Berman CLO Ltd.
5.848% due 04/20/2031 •	2,400	2,369

New Century Home Equity Loan Trust
5.520% due 03/25/2035 •	1,473	1,446
5.565% due 10/25/2035 •	1,220	1,163
5.625% due 03/25/2035 •	509	468
5.730% due 05/25/2034 ~	707	675
7.845% due 01/25/2033 ^•	1,609	1,368

Newark BSL CLO Ltd.
6.031% due 12/21/2029 ~	5,410	5,371

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•	21,071	4,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.645% due 02/25/2037 ^•		$1,869	$585
6.032% due 10/25/2036 ^þ		2,725	674

NovaStar Mortgage Funding Trust
4.995% due 03/25/2037 •		3,842	1,351
5.025% due 03/25/2037 •		3,181	1,119
5.045% due 01/25/2037 •		3,712	1,294
5.145% due 06/25/2036 •		1,719	1,217
5.145% due 09/25/2036 •		13,674	5,858
5.185% due 11/25/2036 •		8,541	2,911
5.265% due 01/25/2037 •		16,700	5,823
5.345% due 10/25/2036 •		4,482	2,493
5.555% due 12/25/2033 •		247	238
5.670% due 06/25/2034 •		21	21
6.720% due 03/25/2035 ~		5,728	5,576

OAK Hill European Credit Partners DAC
3.072% due 01/20/2032 •	EUR	3,370	3,584

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 ~		58,100	61,606

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		$24,281	23,775

OCP CLO Ltd.
5.928% due 07/20/2029 •		6,569	6,511

OCP Euro CLO DAC
3.273% due 09/22/2034 •	EUR	34,700	36,584

Octagon Investment Partners Ltd.
5.808% due 03/17/2030 •		$18,564	18,390
5.818% due 01/25/2031 •		5,750	5,697
5.869% due 02/14/2031 ~		18,690	18,331

Octagon Loan Funding Ltd.
6.095% due 11/18/2031 •		6,100	6,012

OneMain Financial Issuance Trust
1.750% due 09/14/2035		1,096	985
5.318% due 06/16/2036 •		2,249	2,175

Option One Mortgage Loan Trust
4.945% due 01/25/2037 ~		9,106	5,304
4.985% due 01/25/2037 •		20,497	11,940
4.985% due 02/25/2037 ~		7,592	3,865
5.015% due 05/25/2037 •		3,558	1,925
5.025% due 04/25/2037 •		6,461	3,147
5.065% due 01/25/2037 ~		7,707	4,490
5.065% due 04/25/2037 •		17,175	11,944
5.085% due 04/25/2037 •		2,635	1,491
5.095% due 03/25/2037 •		1,208	589
5.095% due 07/25/2037 •		2,646	1,679
5.175% due 04/25/2037 ~		2,095	990
5.385% due 01/25/2036 •		6,600	5,856

Option One Mortgage Loan Trust Asset-Backed Certificates
5.535% due 11/25/2035 •		13,564	12,708
5.700% due 10/25/2032 •		1,568	1,537

Oscar U.S. Funding LLC
2.820% due 04/10/2029		5,000	4,648

62	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OSD CLO Ltd.
5.662% due 04/17/2031 •		$33,978	$33,413

Ownit Mortgage Loan Trust
5.745% due 10/25/2036 ^•		2,048	1,906

OZLM Ltd.
5.772% due 10/17/2029 ~		42,061	41,484
5.850% due 04/15/2031 •		3,000	2,961
5.902% due 05/16/2030 •		10,923	10,847
5.908% due 10/20/2031 •		9,009	8,880
5.958% due 01/20/2031 •		10,900	10,786
5.968% due 07/20/2032 •		46,400	45,681
6.052% due 10/30/2030 •		7,058	7,000

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •		3,900	3,850
5.908% due 07/20/2030 •		13,361	13,248

Palmer Square European Loan Funding DAC
3.008% due 10/15/2031 •	EUR	12,177	12,775
3.018% due 07/15/2031 •		16,758	17,676
3.068% due 04/15/2031 •		30,945	32,965

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •		$2,861	2,840
5.608% due 07/20/2029 •		77,249	76,303
5.715% due 05/20/2029 •		1,270	1,259

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.645% due 12/25/2034 •		13,859	13,441

People’s Choice Home Loan Securities Trust
5.525% due 12/25/2035 •		1,425	1,353
5.790% due 05/25/2035 ^•		4,209	3,766
6.195% due 01/25/2035 •		1,686	1,598

People’s Financial Realty Mortgage Securities Trust
4.985% due 09/25/2036 •		18,254	5,116

PFP Ltd.
5.534% due 04/14/2038 •		339	332
5.728% due 08/09/2037 •		45,318	43,555
6.934% due 08/19/2035 •		8,700	8,680

Popular ABS Mortgage Pass-Through Trust
5.055% due 01/25/2037 •		4,330	4,160

RAAC Trust
5.115% due 05/25/2036 •		134	134
5.195% due 11/25/2046 •		6,515	5,831
5.445% due 06/25/2044 •		1,035	834

Rad CLO Ltd.
5.936% due 07/24/2032 •		73,050	71,660

Ready Capital Mortgage Financing LLC
5.795% due 07/25/2036 ~		4,590	4,460
6.218% due 01/25/2037 •		41,400	40,614
6.995% due 02/25/2035 •		1,858	1,860
7.259% due 06/25/2037 •		18,494	18,570
7.358% due 10/25/2039 •		2,996	3,008

Renaissance Home Equity Loan Trust
4.446% due 08/25/2033 •		41	37
5.545% due 08/25/2032 •		104	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.565% due 11/25/2034 ~		$252	$215
5.893% due 06/25/2037 ^þ		8,030	2,532
5.906% due 06/25/2037 þ		8,997	2,844

Residential Asset Mortgage Products Trust
4.935% due 12/25/2034 •		508	500
5.195% due 10/25/2036 •		7,384	6,855
5.415% due 01/25/2036 •		2,519	2,440
5.425% due 02/25/2036 ~		372	369
5.445% due 03/25/2036 •		7,718	7,423
5.485% due 01/25/2036 •		2,814	2,640

Residential Asset Securities Corp. Trust
5.085% due 10/25/2036 •		1,272	1,217
5.105% due 11/25/2036 ~		4,741	4,307
5.185% due 11/25/2036 •		1,767	1,639
5.280% due 06/25/2036 •		15,863	14,995
5.405% due 04/25/2036 •		1,200	1,180
5.425% due 06/25/2033 •		754	693
5.460% due 03/25/2036 •		1,200	1,108
5.940% due 03/25/2035 •		2,803	2,710

Ripon Investments Financing Ltd.
1.851% due 02/12/2024 «(l)	GBP	1,263	1,565

Romark CLO Ltd.
5.845% due 10/23/2030 •		$42,300	41,857

Santander Drive Auto Receivables Trust
3.980% due 01/15/2025		6,505	6,488
4.050% due 07/15/2025		11,209	11,181
4.370% due 05/15/2025		11,911	11,880

Saranac CLO Ltd.
6.294% due 08/13/2031 •		40,200	39,784

Saxon Asset Securities Trust
5.185% due 10/25/2046 •		7,146	6,952

SBA Tower Trust
3.869% due 10/15/2049 þ		15,746	15,300

Sculptor CLO Ltd.
6.062% due 01/15/2031 •		7,839	7,747

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•		233	54
4.975% due 05/25/2037 ^•		446	332
5.165% due 07/25/2036 •		2,270	797
5.325% due 07/25/2036 ~		2,918	1,027
5.345% due 03/25/2036 •		9,568	5,881
5.345% due 05/25/2036 •		10,020	5,398
5.805% due 01/25/2036 ^•		1,470	1,278

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	27,200	28,813

SG Mortgage Securities Trust
4.995% due 10/25/2036 •		$12,935	11,500

Shackleton CLO Ltd.
5.934% due 05/07/2031 •		1,100	1,087

Shelter Growth CRE Issuer Ltd.
7.052% due 06/17/2037 •		66,900	66,652

SLC Student Loan Trust
5.766% due 03/15/2049 •		2,105	2,057

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	63

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
4.968% due 10/25/2029 •	$2,137	$2,127
5.148% due 04/25/2049	4,111	3,958
5.718% due 07/25/2023 •	345	340
6.518% due 07/25/2023 •	531	529

SMB Private Education Loan Trust
3.940% due 02/16/2055	44,352	42,080
6.008% due 02/16/2055 •	18,409	18,131

SoFi Alternative Trust
3.349% due 05/16/2050 ~	73,544	71,574

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	1,687	1,610
6.145% due 02/25/2040 •	814	812

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	41,707	41,397
5.742% due 04/15/2029 •	3,562	3,532
5.788% due 10/20/2030 •	23,200	22,860
5.798% due 07/25/2030 ~	57,495	56,727
5.805% due 01/23/2029 •	300	300
5.858% due 10/20/2028 •	21,908	21,848
5.888% due 01/20/2032 ~	7,467	7,391
5.922% due 07/26/2031 •	6,450	6,360
5.928% due 01/21/2031 ~	875	860
5.945% due 04/18/2031 •	15,700	15,427
6.018% due 07/20/2032 •	27,200	26,692

Soundview Home Loan Trust
4.955% due 01/25/2037 •	2,743	1,970
5.005% due 01/25/2037 •	2,619	1,881
5.025% due 02/25/2037 ~	8,130	2,339
5.025% due 08/25/2037 •	975	936
5.105% due 02/25/2037 •	10,490	3,053
5.405% due 05/25/2036 •	2,765	2,640

Specialty Underwriting & Residential Finance Trust
4.169% due 02/25/2037 þ	25,415	10,104
4.169% due 02/25/2037 ^þ	5,425	2,156
5.021% due 12/25/2036 •	1,731	1,619
5.045% due 11/25/2037 •	402	229
5.145% due 11/25/2037 ~	5,238	3,000
5.195% due 03/25/2037 •	1,957	1,087
5.745% due 06/25/2036 •	14,103	13,273
5.820% due 12/25/2035 •	808	789

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •	92,900	89,861

Starwood Mortgage Trust
5.908% due 11/15/2038 •	111,800	109,646

Stonepeak ABS
2.301% due 02/28/2033	424	392

Stratus CLO Ltd.
5.708% due 12/28/2029 •	8,536	8,436

Structured Asset Investment Loan Trust
4.995% due 06/25/2036 •	486	467
4.995% due 09/25/2036 •	4,200	4,045
5.445% due 01/25/2036 ~	2,070	2,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.545% due 04/25/2033 •		$227	$226
5.617% due 09/25/2034 •		179	169
5.745% due 05/25/2035 •		6,768	6,578
5.775% due 09/25/2034 •		209	208
5.775% due 01/25/2035 ~		16,555	15,985
5.970% due 01/25/2035 •		3,957	3,357
6.045% due 12/25/2034 •		1,855	1,833
6.225% due 04/25/2033 •		129	124
6.420% due 01/25/2035 •		4,313	3,368
6.570% due 01/25/2035 ^•		3,401	1,289

Structured Asset Securities Corp. Mortgage Loan Trust
4.766% due 12/25/2034 ~		838	800
5.025% due 01/25/2037 •		2,419	1,440
5.075% due 01/25/2037 •		18,022	10,871
5.115% due 04/25/2036 •		7,007	6,696
5.295% due 06/25/2035 •		69	69
5.295% due 05/25/2037 •		1,995	1,906
5.845% due 08/25/2037 ~		2,642	2,610

Sunrun Demeter Issuer
2.270% due 01/30/2057		40,092	32,181

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		24,749	24,420

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		38,000	37,498

TCW CLO Ltd.
5.788% due 04/25/2031 •		36,100	35,565

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035		63,300	65,091
5.169% due 04/01/2041		34,500	36,568

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		38,500	37,730
5.932% due 01/15/2031 •		6,720	6,625

Thompson Park CLO Ltd.
5.792% due 04/15/2034 •		5,905	5,765

TIAA CLO Ltd.
5.942% due 01/16/2031 •		3,050	3,015

TICP CLO Ltd.
5.648% due 04/20/2028 ~		2,896	2,896

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	22,400	23,647

Toro European CLO DAC
3.204% due 01/12/2032 •		11,100	11,701
3.464% due 02/15/2034 •		18,800	19,727

Towd Point HE Trust
0.918% due 02/25/2063 ~		$1,617	1,514

TPG Real Estate Finance Issuer Ltd.
5.909% due 03/15/2038 •		40,400	39,673
6.208% due 02/15/2039 ~		50,600	49,779

Trestles CLO Ltd.
5.808% due 04/25/2032 ~		3,850	3,781

Triaxx Prime CDO Ltd.
4.929% due 10/02/2039 ~		13,598	257

64	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.929% due 10/02/2039 •		$2,660	$50

Tricolor Auto Securitization Trust
6.480% due 08/17/2026		16,201	16,199

Venture CLO Ltd.
5.708% due 10/20/2028 •		19,069	18,826
5.798% due 07/20/2030 •		49,190	48,540
5.852% due 07/15/2031 •		10,300	10,176
5.854% due 09/07/2030 •		53,555	52,706
5.858% due 07/20/2030 •		9,207	9,104
5.895% due 07/18/2031 •		1,550	1,516
5.908% due 01/20/2029 ~		42,861	42,491
5.938% due 04/20/2032 •		20,400	20,166
5.962% due 07/30/2032 •		65,100	63,805
5.983% due 08/28/2029 •		4,369	4,313

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		55,071	54,234
5.913% due 06/20/2029 ~		25,325	25,074
5.928% due 07/20/2032 •		39,025	38,071

VMC Finance LLC
5.861% due 06/16/2036 •		17,118	16,263
6.459% due 02/18/2039 •		49,300	47,855

Voya CLO Ltd.
5.742% due 04/17/2030 •		32,076	31,707
5.792% due 10/15/2030 •		25,403	25,097
6.002% due 10/15/2030 •		2,405	2,388

WaMu Asset-Backed Certificates WaMu Trust
4.995% due 01/25/2037 ~		12,577	5,704
5.095% due 04/25/2037 •		10,046	3,863

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •		1,408	534

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		16,988	16,821
5.698% due 07/20/2029 •		4,746	4,689

Total Asset-Backed Securities (Cost $7,979,057)			7,616,661

SOVEREIGN ISSUES 2.0%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2023 (h)	BRL	336,800	62,427

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$1,600	1,509

Israel Government International Bond
2.750% due 07/03/2030		28,900	26,181
3.250% due 01/17/2028		18,000	17,035
3.800% due 05/13/2060		47,500	37,002
3.875% due 07/03/2050		23,200	19,431
4.125% due 01/17/2048		4,000	3,516

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	18,582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		$55,800	$55,325

Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	34,798

Mexico Government International Bond
5.000% due 04/27/2051		$26,100	22,457

New South Wales Treasury Corp.
2.750% due 11/20/2025 (i)	AUD	1,490	1,051

Paraguay Government International Bond
4.950% due 04/28/2031		$8,000	7,779

Peru Government International Bond
5.350% due 08/12/2040	PEN	6,400	1,338
5.400% due 08/12/2034		9,000	2,014
5.940% due 02/12/2029		53,941	13,572
6.350% due 08/12/2028		410,200	106,432
8.200% due 08/12/2026		329,400	91,716

Poland Government International Bond
4.000% due 01/22/2024		$15	15
5.500% due 04/04/2053 (c)		4,150	4,211

Province of Alberta
2.050% due 08/17/2026		6,000	5,626

Province of Ontario
1.550% due 11/01/2029	CAD	11,600	7,623

Provincia de Buenos Aires
73.663% due 04/12/2025	ARS	440,953	944

Qatar Government International Bond
3.875% due 04/23/2023		$26,730	26,715
4.400% due 04/16/2050		46,200	42,865
5.103% due 04/23/2048		600	611

Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	305

Romania Government International Bond
2.000% due 01/28/2032	EUR	33,500	25,716
2.000% due 04/14/2033		5,190	3,854
3.000% due 02/27/2027		$5,240	4,779
3.624% due 05/26/2030	EUR	25,050	23,049

Saudi Government International Bond
4.750% due 01/18/2028		$34,700	35,152
4.875% due 07/18/2033		12,100	12,234

Serbia Government International Bond
1.000% due 09/23/2028	EUR	16,450	13,800
2.050% due 09/23/2036		15,500	10,196
3.125% due 05/15/2027		19,600	19,219

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	5,965,100	356,754

Total Sovereign Issues (Cost $1,276,677)			1,115,833

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	65

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (f)	775,108	$1

Urbi Desarrollos Urbanos SAB de CV (f)	9,250	3

Total Common Stocks (Cost $15,194)		4

PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

CaixaBank SA
6.750% due 06/13/2024 •(j)(k)	400,000	418

Charles Schwab Corp.
4.000% due 12/01/2030 •(j)	2,400,000	1,893
5.375% due 06/01/2025 •(j)	7,800,000	7,401

CoBank ACB
4.250% due 01/01/2027 •(j)	5,200,000	4,309

Discover Financial Services
6.125% due 06/23/2025 •(j)	24,000,000	22,311

Encina Private Credit LLC «	3,411	0

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	13,900,000	11,989

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)	5,500,000	4,860

Total Preferred Securities (Cost $59,255)		53,181

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.	26,809	687

Total Real Estate Investment Trusts (Cost $372)		687

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.9%

COMMERCIAL PAPER 1.5%

Amcor Flexibles North America, Inc.
5.000% due 04/11/2023	$9,700	9,685

American Electric Power Co., Inc.
4.980% due 04/04/2023	6,700	6,696

BAT International Finance PLC
5.900% due 05/24/2023	1,400	1,389
5.900% due 05/30/2023	20,850	20,661
5.910% due 05/30/2023	23,250	23,039
6.000% due 05/19/2023	60,500	60,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
5.260% due 04/04/2023		$6,750	$6,746
5.290% due 04/12/2023		700	699
5.730% due 04/17/2023		3,550	3,541
5.900% due 04/20/2023		57,500	57,323

Crown Castle, Inc.
5.740% due 04/11/2023		13,950	13,927

Duke Energy Corp.
5.500% due 04/18/2023		28,650	28,575
5.800% due 04/20/2023		21,250	21,188

Edison International
5.550% due 05/19/2023		4,250	4,220

Enel Finance America LLC
6.000% due 04/19/2023		4,600	4,587
6.000% due 04/21/2023		27,575	27,487
6.000% due 04/24/2023		700	697
6.000% due 04/28/2023		16,700	16,629

Entergy Corp.
5.000% due 04/05/2023		3,450	3,447

Hitachi America Capital Ltd.
5.100% due 04/06/2023		16,500	16,487

Lowe’s Companies, Inc.
5.750% due 04/10/2023		65,350	65,257

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023		16,050	15,994

Mondelez International, Inc.
5.120% due 04/14/2023		37,050	36,976

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023		20,750	20,627
5.900% due 04/17/2023		44,100	43,989

Sempra Energy
5.850% due 04/24/2023		42,200	42,052

Southern California Edison Co.
5.500% due 04/26/2023		4,750	4,732
5.850% due 04/24/2023		59,050	58,839

Transcanada Pipelines Ltd.
4.980% due 04/06/2023		6,400	6,395

Walgreens Boots
5.180% due 04/03/2023		25,500	25,489
5.800% due 05/03/2023 (c)		63,650	63,331
5.900% due 04/24/2023		86,250	85,941
5.900% due 04/26/2023		49,850	49,656

			846,357

REPURCHASE AGREEMENTS (m) 6.8%
			3,805,846

ISRAEL TREASURY BILLS 0.3%
0.881% due 04/05/2023 - 05/03/2023 (g)(h)	ILS	592,650	164,549

66	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
4.455% due 04/04/2023 - 05/25/2023 (g)(h)(o)(q)	$187,023	$186,502

Total Short-Term Instruments (Cost $5,015,882)		5,003,254

Total Investments in Securities (Cost $73,174,681)		68,070,945

	SHARES
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short Asset Portfolio	216,714,018	2,080,021

PIMCO Short-Term Floating NAV Portfolio III	108,655,085	1,056,345

Total Short-Term Instruments (Cost $3,217,999)		3,136,366

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $3,217,999)	$3,136,366

Total Investments 127.8% (Cost $76,392,680)	$71,207,311

Financial Derivative Instruments (n)(p) (0.3)% (Cost or Premiums, net $160,186)	(176,974)

Other Assets and Liabilities, net (27.5)%	(15,328,062)

Net Assets 100.0%	$55,702,275

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	67

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022	$4,000	$3,769	0.01%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	38,100	32,168	0.06
Citigroup, Inc.	5.330	01/25/2026	01/18/2022	4,700	4,609	0.01
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	22,800	19,668	0.04
Deutsche Bank AG	3.035	05/28/2032	07/21/2021	614	463	0.00
Deutsche Bank AG	3.729	01/14/2032	02/01/2021	798	597	0.00
GHH Holdings Ltd.	5.387	12/04/2024	10/10/2018	65,847	60,127	0.11
Oracle Corp.	6.250	11/09/2032	11/07/2022	27,952	30,131	0.05
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,799	0.03
Ripon Investments Financing Ltd.	1.851	02/12/2024	01/11/2023	1,533	1,565	0.00

				$181,344	$169,896	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.920%	03/31/2023	04/03/2023		$1,292,400	U.S. Treasury Bonds 4.750% due 02/15/2041	$(1,330,966)	$1,292,400	$1,292,930
BPS	4.920	03/31/2023	04/03/2023		12,300	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(12,606)	12,300	12,305
	4.930	03/31/2023	04/03/2023		11,100	Ginnie Mae 2.500% due 10/20/2051	(11,476)	11,100	11,104
DEU	4.850	03/31/2023	04/03/2023		59,200	U.S. Treasury Notes 0.500% due 02/28/2026	(60,782)	59,200	59,224
FICC	2.200	03/31/2023	04/03/2023		26,512	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(27,042)	26,512	26,514
JPS	4.810	11/05/2021	TBD	(2)	146,182	U.S. Treasury Bonds 2.250% due 05/15/2041	(115,946)	146,182	150,309

68	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
	4.810%	02/17/2022	TBD	(2)	$621,213	U.S. Treasury Bonds 1.375% - 3.875% due 08/15/2040 - 11/15/2040	$(529,585)	$621,213	$638,647
	4.810	11/02/2022	TBD	(2)	249,939	U.S. Treasury Bonds 2.000% due 08/15/2051	(281,933)	249,939	254,437
MSR	4.880	04/03/2023	04/04/2023		500,000	U.S. Treasury Notes 0.500% - 0.750% due 11/15/2024 - 12/31/2027	(511,314)	500,000	500,000
	4.960	03/31/2023	04/03/2023		500,000	U.S. Treasury Notes 0.500% - 4.125% due 09/30/2027 - 03/31/2029	(512,314)	500,000	500,207
RCY	4.920	03/31/2023	04/03/2023		244,500	U.S. Treasury Notes 0.625% due 05/15/2030	(250,653)	244,500	244,600
SAL	4.900	03/31/2023	04/03/2023		11,800	U.S. Treasury Notes 0.250% due 09/30/2025	(12,053)	11,800	11,805
	4.930	03/31/2023	04/03/2023		130,700	U.S. Treasury Notes 0.250% due 07/31/2025	(133,528)	130,700	130,754

Total Repurchase Agreements							$(3,790,198)	$3,805,846	$3,832,836

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$66,150	$(54,431)	$(54,745)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2053	640,397	(543,785)	(552,017)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	632,743	(544,102)	(546,013)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2053	305,500	(282,564)	(283,888)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2053	255,500	(249,357)	(250,358)

Total Short Sales (3.0)%				$(1,674,239)	$(1,687,021)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	69

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,292,930	$0	$0	$1,292,930	$(1,330,966)	$(38,036)
BPS	23,409	0	0	23,409	(24,082)	(673)
DEU	59,224	0	0	59,224	(60,782)	(1,558)
FICC	26,514	0	0	26,514	(27,042)	(528)
JPS	1,043,393	0	0	1,043,393	(1,074,025)	(30,632)
MSR	1,000,207	0	0	1,000,207	(1,023,628)	(23,421)
RCY	244,600	0	0	244,600	(250,653)	(6,053)
SAL	142,559	0	0	142,559	(145,581)	(3,022)

Total Borrowings and Other Financing Transactions	$3,832,836	$0	$0

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(13,215) at a weighted average interest rate of (0.007%) . Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$95.625	12/15/2023	3,000	$7,500	$3,455	$4,021

Total Purchased Options					$3,455	$4,021

70	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	670	$670	$(226)	$(158)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	670	670	(273)	(158)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	629	629	(226)	(26)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	1,698	1,698	(909)	(166)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	1,403	1,403	(571)	(197)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	629	629	(412)	(289)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	1,403	1,403	(900)	(291)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	1,698	1,698	(1,553)	(233)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	94.750	12/15/2023	3,000	7,500	(1,195)	(1,191)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	95.188	12/15/2023	3,000	7,500	(2,095)	(2,335)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	1,066	2,665	(997)	(3,029)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	1,066	2,665	(865)	(356)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	14,437	36,093	(14,306)	(48,302)

Total Written Options					$(24,528)	$(56,731)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	1,249	$298,011	$(3,311)	$62	$0
U.S. Treasury 5-Year Note June Futures	06/2023	35,245	3,859,603	79,563	7,985	0
U.S. Treasury 10-Year Note June Futures	06/2023	12,918	1,484,561	40,068	4,441	0
U.S. Treasury Long-Term Bond June Futures	06/2023	3,998	524,363	23,372	3,998	0

				$139,692	$16,486	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	71

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	270	$(64,598)	$9	$0	$(13)
Euro-BTP June Futures	06/2023	904	(113,088)	(3,901)	618	(775)
Euro-Bund June Futures	06/2023	13,209	(1,945,930)	(64,388)	9,311	(8,882)
Euro-Buxl 30-Year Bond June Futures	06/2023	653	(99,754)	(5,632)	482	(779)
Euro-Oat June Futures	06/2023	2,768	(390,937)	(12,233)	1,831	(1,981)
Japan Government 10-Year Bond June Futures	06/2023	2,276	(2,539,041)	(46,343)	8,571	0
United Kingdom Long Gilt June Futures	06/2023	471	(60,049)	(1,586)	354	0

				$(134,074)	$21,167	$(12,430)

Total Futures Contracts				$5,618	$37,653	$(12,430)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.773%		$2,300	$444	$(190)	$254	$1	$0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.469		2,500	32	(21)	11	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.655		10,600	(402)	484	82	3	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.705		5,000	61	(21)	40	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		9,900	150	(69)	81	4	0
AT&T, Inc.	1.000	Quarterly	12/20/2027	0.937		1,700	3	2	5	1	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909	EUR	22,600	27	(1)	26	12	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423		$10,300	(60)	107	47	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		17,200	(91)	225	134	19	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		8,200	(477)	533	56	15	0
Boeing Co.	1.000	Quarterly	12/20/2027	0.905		44,900	(2,000)	2,199	199	86	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.054	EUR	7,500	(34)	18	(16)	11	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.157		9,000	(59)	(10)	(69)	22	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.299		3,200	(55)	3	(52)	5	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.609		$3,300	(42)	77	35	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.735		12,900	503	212	715	0	(3)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.893		4,400	197	95	292	5	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		41,100	(1,891)	2,122	231	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.358		50,400	(221)	628	407	5	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		25,600	61	192	253	0	(7)
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		26,100	169	157	326	3	0

72	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	0.669%		$2,900	$34	$0	$34	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		13,730	2,693	(1,073)	1,620	4	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.994		1,900	(21)	22	1	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147	EUR	16,200	44	(68)	(24)	8	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.359		6,300	(35)	(3)	(38)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475		89,600	(14,030)	13,091	(939)	82	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.905		20,000	31	67	98	56	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758		$3,300	75	(50)	25	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		9,300	212	(150)	62	4	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862		3,400	(19)	38	19	3	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		50,676	(920)	1,094	174	40	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.684		6,800	49	28	77	0	0

							$(15,572)	$19,738	$4,166	$400	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$675,625	$2,550	$5,571	$8,121	$666	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	1,255,300	8,099	6,746	14,845	1,359	0
iTraxx Asia Ex-Japan 39 5-Year Index	1.000	Quarterly	06/20/2028	16,500	(283)	60	(223)	19	0

					$10,366	$12,377	$22,743	$2,044	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	149,200	$1,231	$(2,641)	$(1,410)	$627	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		74,600	0	39,913	39,913	483	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		16,500	1,632	7,194	8,826	107	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		1,300	41	(53)	(12)	11	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	96,888,000	2,442	(1,879)	563	0	(714)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		9,685,000	(193)	1,470	1,277	0	(84)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		1,890,000	1	152	153	0	(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		6,560,000	409	852	1,261	0	(67)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	73

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785%	Semi-Annual	11/12/2038	JPY	5,690,000	$11	$582	$593	$0	$(60)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		10,731,600	37	1,631	1,668	0	(115)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		103,752,000	28,857	32,428	61,285	0	(1,321)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		3,903,000	0	1,297	1,297	0	(48)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		39,300,000	921	14,573	15,494	0	(190)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		$81,400	(148)	(5,762)	(5,910)	178	0
Pay	1-Day USD-SOFR Compounded-OIS	1.635	Annual	04/18/2027		406,000	(1,289)	(31,684)	(32,973)	914	0
Pay	1-Day USD-SOFR Compounded-OIS	1.690	Annual	04/19/2027		406,000	(1,355)	(30,585)	(31,940)	917	0
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027		307,500	(1,062)	(21,854)	(22,916)	700	0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		1,205,900	(4,582)	(68,168)	(72,750)	2,892	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		195,800	(1,008)	(4,788)	(5,796)	506	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		16,290	(35)	342	307	48	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		113,400	(399)	1,810	1,411	450	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		92,900	(320)	729	409	366	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		43,200	(120)	822	702	173	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		124,900	18,472	(2,508)	15,964	0	(574)
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		47,350	(182)	1,067	885	249	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		64,600	(220)	752	532	338	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		123,500	(440)	3,039	2,599	652	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.156	Annual	03/10/2033		574,100	0	(3,856)	(3,856)	0	(1,340)
Receive	1-Day USD-SOFR Compounded-OIS	2.617	Annual	02/15/2048		105,500	0	7,969	7,969	0	(1,075)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		1,223,600	249,455	44,846	294,301	0	(12,372)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		32,600	(297)	1,125	828	408	0
Receive	1-Year BRL-CDI	7.900	Maturity	01/02/2024	BRL	127,800	1,460	512	1,972	7	0
Receive	1-Year BRL-CDI	11.900	Maturity	01/02/2024		825,200	0	3,129	3,129	41	0
Receive	1-Year BRL-CDI	11.910	Maturity	01/02/2024		821,400	0	3,090	3,090	41	0
Receive	1-Year BRL-CDI	11.920	Maturity	01/02/2024		549,100	0	2,050	2,050	27	0
Receive	1-Year BRL-CDI	12.015	Maturity	01/02/2024		1,384,300	0	4,785	4,785	69	0
Receive	1-Year BRL-CDI	12.020	Maturity	01/02/2024		1,373,900	0	4,729	4,729	69	0
Receive	1-Year BRL-CDI	12.030	Maturity	01/02/2024		1,152,100	0	3,930	3,930	58	0
Receive	1-Year BRL-CDI	12.048	Maturity	01/02/2024		736,000	0	2,473	2,473	37	0
Receive	1-Year BRL-CDI	12.070	Maturity	01/02/2024		1,120,000	0	3,691	3,691	56	0
Receive	1-Year BRL-CDI	12.785	Maturity	01/02/2024		673,000	0	756	756	33	0
Receive	1-Year BRL-CDI	12.835	Maturity	01/02/2024		1,897,160	0	1,946	1,946	93	0
Receive	1-Year BRL-CDI	12.958	Maturity	01/02/2024		1,692,100	0	1,228	1,228	83	0
Receive	1-Year BRL-CDI	12.975	Maturity	01/02/2024		230,000	0	159	159	11	0
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		963,400	0	(4,466)	(4,466)	0	(168)
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		947,900	0	(4,274)	(4,274)	0	(165)
Pay	1-Year BRL-CDI	11.371	Maturity	01/02/2025		788,800	0	(3,489)	(3,489)	0	(137)
Pay	1-Year BRL-CDI	11.415	Maturity	01/02/2025		775,000	0	(3,285)	(3,285)	0	(134)

74	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.005%	Maturity	01/02/2025	BRL	22,710	$0	$(34)	$(34)	$0	$(4)
Pay	1-Year BRL-CDI	12.045	Maturity	01/02/2025		935,000	0	(1,264)	(1,264)	0	(155)
Pay	1-Year BRL-CDI	12.195	Maturity	01/02/2025		1,067,800	0	(1,063)	(1,063)	0	(175)
Pay	1-Year BRL-CDI	12.205	Maturity	01/02/2025		787,000	0	(624)	(624)	0	(129)
Pay	1-Year BRL-CDI	12.210	Maturity	01/02/2025		870,000	0	(675)	(675)	0	(142)
Pay	1-Year BRL-CDI	12.590	Maturity	01/02/2025		953,000	0	430	430	0	(153)
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		908,200	0	(10,939)	(10,939)	46	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		564,100	(199)	(3,910)	(4,109)	24	0
Receive	1-Year BRL-CDI	12.351	Maturity	01/04/2027		702,600	0	(1,174)	(1,174)	0	(20)
Receive	1-Year BRL-CDI	12.417	Maturity	01/04/2027		1,758,200	0	(3,464)	(3,464)	0	(50)
Pay	1-Year BRL-CDI	12.980	Maturity	01/04/2027		735,900	0	3,136	3,136	18	0
Pay	1-Year BRL-CDI	12.990	Maturity	01/04/2027		348,630	0	1,502	1,502	9	0
Pay(5)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,221,200	(5,074)	(4,593)	(9,667)	0	(402)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		668,600	(9,294)	934	(8,360)	0	(1,555)
Pay	3-Month NZD-BBR	4.250	Semi-Annual	12/21/2027		64,900	46	32	78	0	(172)
Pay(5)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	3,742,800	(6,643)	(73,881)	(80,524)	0	(5,859)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		64,200	(223)	(2,539)	(2,762)	0	(121)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		63,800	(313)	(6,132)	(6,445)	0	(180)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		153,600	(835)	(15,119)	(15,954)	0	(436)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		214,200	(1,615)	(20,941)	(22,556)	0	(653)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		251,800	(916)	(21,056)	(21,972)	0	(775)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		133,700	(5,956)	(5,705)	(11,661)	0	(414)
Pay	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		2,500	(237)	(245)	(482)	0	(1)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		91,300	(2,040)	(1,659)	(3,699)	12	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		1,205,700	(8,485)	13,947	5,462	542	0

							$251,535	$(149,257)	$102,278	$11,295	$(29,980)

Total Swap Agreements							$246,329	$(117,142)	$129,187	$13,739	$(29,992)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4,021	$37,653	$13,739	$55,413	$(56,731)	$(12,430)	$(29,992)	$(99,153)

(o)

Securities with an aggregate market value of $830,170 and cash of $107,367 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	75

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2023		AUD	206,304	$		137,179	$0	$(725)
	04/2023		NZD	246			153	0	0
	04/2023	$		980		AUD	1,459	0	(5)
	04/2023			1,069		CAD	1,456	9	0
	05/2023			137,319		AUD	206,304	723	0
	05/2023			153		NZD	246	0	0
BOA	04/2023		CNH	6,179	$		915	15	0
	04/2023		DKK	41,943			5,981	0	(125)
	04/2023		GBP	1,187,391			1,423,125	0	(41,640)
	04/2023		ILS	155,984			47,536	4,159	0
	04/2023		NZD	21,878			13,590	0	(90)
	04/2023		PEN	283,374			74,894	0	(333)
	04/2023		SEK	36,761		$	3,537	0	(5)
	04/2023		$	14,634		DKK	101,550	149	0
	04/2023			25,631		EUR	24,200	614	0
	04/2023			20,576		GBP	17,061	470	0
	04/2023			8,106		NZD	13,054	57	0
	05/2023		NZD	4,309		$	2,679	0	(15)
	05/2023		PEN	796,298			207,382	0	(3,721)
	05/2023		$	1,807		GBP	1,459	0	(6)
	05/2023			33,526		PEN	126,636	63	0
	05/2023			3,537		SEK	36,701	5	0
	05/2023			120		ZAR	2,184	2	0
	05/2023		ZAR	35,655		$	1,923	0	(72)
	06/2023		$	19,089		CLP	15,744,968	544	0
	06/2023			138		TWD	4,207	1	0
BPS	04/2023		DKK	6,194		$	900	0	(2)
	04/2023		EUR	32,534			34,577	0	(706)
	04/2023		NZD	8,028			4,922	0	(98)
	04/2023		$	55,608		CLP	49,591,501	6,616	0
	04/2023			151		CZK	3,353	4	0
	04/2023			32,782		EUR	30,193	0	(37)

76	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	$	3,064	GBP	2,524	$49	$0
	04/2023		348	HUF	128,914	18	0
	04/2023		41,827	JPY	5,539,100	0	(109)
	04/2023		471	KRW	614,216	0	(1)
	04/2023		2,010	NZD	3,240	16	0
	04/2023	ZAR	1,453,327	$	80,006	0	(1,522)
	05/2023	$	895	DKK	6,152	2	0
	05/2023		150,023	ZAR	2,758,125	4,349	0
	06/2023	KRW	611,542	$	471	0	0
	06/2023	TWD	4,734,010		155,193	0	(1,084)
	06/2023	$	60,149	CLP	50,107,551	2,332	0
	06/2023		184,207	IDR	2,817,492,657	3,983	0
	06/2023		5,958	PEN	22,545	3	0
	06/2023		707	TWD	21,493	3	(1)
BRC	04/2023		563	CZK	12,688	23	0
	04/2023		1,823,617	GBP	1,477,060	0	(1,517)
	04/2023		871	ILS	3,157	7	0
	04/2023		2,487	NZD	3,996	12	0
	05/2023	GBP	1,477,060	$	1,824,626	1,463	0
	05/2023	$	486	DKK	3,326	0	(1)
	05/2023	ZAR	1,543,070	$	83,641	0	(2,711)
	06/2023	$	576	MYR	2,567	10	0
	06/2023		5,221	PEN	19,900	41	0
BSH	04/2023	BRL	317,200	$	62,436	0	(147)
	04/2023	PEN	13,704		3,646	5	0
	04/2023	$	61,376	BRL	317,200	1,208	0
	04/2023		28,648	PEN	108,668	220	0
	10/2023	BRL	336,800	$	63,198	0	(1,034)
CBK	04/2023		949,584		183,231	0	(4,121)
	04/2023	DKK	50,076		7,133	1	(157)
	04/2023	GBP	370,530		445,764	0	(11,322)
	04/2023	ILS	187,264		57,128	5,053	0
	04/2023	PEN	115,282		29,910	5	(689)
	04/2023	$	186,911	BRL	949,584	441	0
	04/2023		21,540	EUR	20,123	284	0
	04/2023		40,070	GBP	33,644	1,434	0
	04/2023		1,677	INR	138,012	2	0
	04/2023		9,544	PEN	36,170	66	0
	04/2023		4,131	SEK	42,845	0	(3)
	04/2023		51,028	ZAR	935,894	1,471	0
	05/2023	ILS	191,387	$	57,745	4,487	0
	05/2023	$	624	DKK	4,272	0	(1)
	05/2023		61,462	ZAR	1,124,677	1,476	0
	05/2023	ZAR	225,159	$	12,236	0	(365)
	06/2023	IDR	1,059,724		68	0	(2)
	06/2023	TWD	2,769		91	0	(1)
	06/2023	$	20,589	IDR	308,755,105	40	0
	06/2023		9,761	PEN	38,028	294	0
	08/2023		28,836		112,643	863	0
DUB	04/2023	AUD	107,786	$	71,678	0	(372)
	04/2023	$	177,648	AUD	263,638	0	(1,419)
	04/2023	ZAR	307,095	$	16,835	0	(391)
	05/2023	$	71,751	AUD	107,786	370	0
	05/2023	ZAR	1,931,904	$	103,621	0	(4,477)
	06/2023	CLP	115,290,600		143,028	0	(734)
GLM	04/2023	BRL	22,571		4,259	0	(195)
	04/2023	PEN	118,735		31,391	0	(164)
	04/2023	$	4,443	BRL	22,571	10	0
	04/2023		31,594	PEN	118,735	0	(39)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	77

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	$	283,267	THB	9,279,544	$0	$(11,524)
	05/2023	PEN	243,626	$	60,199	0	(4,416)
	05/2023	$	35,475	PEN	134,615	218	0
	05/2023	ZAR	1,893,051	$	111,470	6,051	(542)
	06/2023	TWD	3,501,733		114,861	0	(722)
	07/2023	$	4,259	BRL	22,938	191	0
JPM	04/2023	BRL	971,920	$	186,625	0	(5,134)
	04/2023	ILS	54,572		16,517	1,342	0
	04/2023	PEN	89,985		23,944	30	0
	04/2023	$	183,926	BRL	971,920	7,833	0
	04/2023		6,453	EUR	6,063	122	0
	04/2023		3,521	NZD	5,674	27	0
	04/2023		26,572	PEN	100,533	144	0
	05/2023	ZAR	1,191,970	$	64,122	0	(2,561)
	06/2023	$	70,496	IDR	1,091,568,386	2,406	0
MBC	04/2023	EUR	2,572,388	$	2,727,324	0	(62,430)
	04/2023	ILS	810		237	11	0
	04/2023	JPY	17,836,600		133,381	0	(956)
	04/2023	SEK	5,505		530	0	0
	04/2023	$	54,655	EUR	50,939	598	(10)
	04/2023		6,855	GBP	5,628	87	0
	05/2023	CNH	888,638	$	132,415	2,754	0
	05/2023	$	530	SEK	5,496	0	0
	05/2023	ZAR	75,543	$	4,038	0	(189)
	06/2023	$	122	IDR	1,859,866	2	0
MYI	04/2023	AUD	146,380	$	97,783	45	(110)
	04/2023	ILS	58		16	0	0
	04/2023	KRW	1,259,614		1,014	50	0
	04/2023	MXN	79		4	0	0
	04/2023	NZD	8,689		5,349	0	(84)
	04/2023	$	108,550	AUD	161,459	0	(623)
	04/2023		1,713	GBP	1,429	50	0
	04/2023		2,633	ZAR	48,091	65	0
	05/2023		97,884	AUD	146,380	107	(46)
	05/2023	ZAR	2,051,261	$	112,017	0	(2,775)
	06/2023	$	107	IDR	1,630,743	2	0
NGF	04/2023		319,730	JPY	43,011,463	4,213	0
RBC	04/2023		44,601		6,047,336	944	0
	05/2023		276,442		36,643,405	655	0
	05/2023		740	MXN	14,016	31	0
RYL	04/2023		6,118	GBP	5,060	124	0
	05/2023	NZD	6,817	$	4,267	5	0
SCX	04/2023	KRW	2,436,676		1,975	109	0
	04/2023	NZD	662		413	0	(1)
	04/2023	$	15,285	GBP	12,455	81	(1)
	04/2023		4,119	INR	337,904	0	(8)
	04/2023		823	MYR	3,676	12	0
	04/2023		3,484	NZD	5,659	55	0
	04/2023	ZAR	945,788	$	51,414	0	(1,664)
	05/2023	$	25,195	CLP	20,327,774	232	0
	05/2023		413	NZD	662	1	0
	06/2023	TWD	232,023	$	7,612	0	(48)
	06/2023	$	4,944	IDR	75,069,083	72	0
	06/2023		1,176	TWD	35,782	5	0
SOG	04/2023		2,687,586	EUR	2,473,404	0	(5,180)
	05/2023	EUR	2,473,404	$	2,691,836	5,222	0
SSB	06/2023	CLP	19,851,709		23,631	0	(1,175)
TOR	04/2023	AUD	138,703		92,166	0	(550)

78	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	CAD	104,106	$	76,741	$0	$(290)
	04/2023	$	1,909	AUD	2,837	0	(12)
	04/2023		25,971	CAD	35,193	70	0
	04/2023		4,951	NZD	8,000	51	0
	04/2023		96,961	ZAR	1,771,524	2,441	0
	05/2023	CAD	35,179	$	25,971	0	(70)
	05/2023	NZD	8,000		4,951	0	(51)
	05/2023	$	92,258	AUD	138,703	551	0
UAG	04/2023	AUD	121,386	$	80,881	0	(260)
	04/2023	$	197,727	AUD	291,166	0	(3,098)
	04/2023		49,654	CAD	67,509	298	0
	04/2023		3,697	GBP	3,060	78	0
	04/2023		174	HUF	65,669	13	0
	05/2023	CAD	67,482	$	49,654	0	(299)
	05/2023	$	80,964	AUD	121,386	257	0
	05/2023		124,852	CNH	865,225	1,393	0
	09/2023	ZAR	1,036,318	$	59,109	1,729	0

Total Forward Foreign Currency Contracts						$84,249	$(184,988)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	09/12/2023	1,717,700	$13,742	$11,435
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850	03/04/2024	136,700	3,275	1,598
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	06/29/2023	1,500,000	4,912	4,696
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.300	08/29/2023	1,500,000	6,000	5,565
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	08/17/2023	1,000,000	15,800	28,096
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.400	07/31/2023	1,500,000	5,550	5,157
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	3.000	04/12/2023	200,000	2,160	739
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	1,806,300	13,547	12,026
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.270	09/11/2023	550,000	0	2,051
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.200	09/06/2023	178,800	1,788	492
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	1,390,100	10,565	9,255
NGF	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	3.000	07/13/2023	1,000,000	11,600	10,587

Total Purchased Options							$88,939	$91,697

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	79

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-40 5-Year Index	Sell	1.100%	06/21/2023	2,000,000	$(2,800)	$(2,178)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(291)
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(1)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(1)

						$(3,175)	$(293)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250%	09/12/2023	1,717,700	$(8,588)	$(6,566)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	09/12/2023	1,717,700	(5,153)	(3,236)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	12/01/2023	75,200	(233)	(74)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	12/08/2023	220,000	(860)	(678)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.500	12/08/2023	220,000	(680)	(497)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.100	03/04/2024	1,139,400	(3,290)	(987)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	68,800	(327)	(412)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	68,800	(327)	(188)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	34,000	(330)	(178)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	34,000	(330)	(16)
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	06/29/2023	1,500,000	(3,000)	(3,071)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.000	06/29/2023	1,500,000	(1,800)	(1,878)
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.610	08/29/2023	1,500,000	(3,750)	(3,607)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.920	08/29/2023	1,500,000	(2,250)	(2,184)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.055	08/17/2023	1,000,000	(5,800)	(12,848)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.353	08/17/2023	1,000,000	(10,000)	(19,504)

80	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.675%	07/31/2023	1,500,000	$(3,600)	$(3,391)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.950	07/31/2023	1,500,000	(2,006)	(2,091)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	70,800	(545)	(279)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	70,800	(545)	(653)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	3.220	04/12/2023	200,000	(1,344)	(192)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	3.440	04/12/2023	200,000	(821)	(34)
FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	1,806,300	(8,490)	(7,060)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.270	09/11/2023	550,000	0	(2,677)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	1,806,300	(5,058)	(3,594)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	25,100	(194)	(98)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	25,100	(194)	(233)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.766	09/06/2023	1,496,700	(1,796)	(382)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	93,000	(602)	(166)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	93,000	(602)	(1,024)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	65,100	(457)	(133)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	65,100	(457)	(655)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	22,100	(154)	(47)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	22,100	(154)	(214)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	92,100	(639)	(205)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	92,100	(639)	(869)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	85,900	(590)	(151)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	85,900	(591)	(970)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	18,600	(135)	(39)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	18,600	(135)	(189)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	81,300	(540)	(150)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	81,300	(540)	(918)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	17,000	(62)	(17)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	121,100	(422)	(109)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	11,100	(35)	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	81

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697%	04/02/2024	3,300	$(26)	$(12)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,300	(26)	(33)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	71,400	(539)	(266)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	71,400	(539)	(690)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	126,200	(688)	(565)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	126,200	(688)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	32,900	(156)	(197)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	32,900	(156)	(90)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	95,500	(498)	(582)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	95,500	(498)	(417)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	123,200	(1,445)	(192)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	123,200	(1,703)	(1,456)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	56,400	(310)	(252)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	56,400	(310)	(14)
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	1,390,100	(6,672)	(5,433)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	1,390,100	(3,892)	(2,766)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	39,000	(253)	(78)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	39,000	(253)	(414)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	30,800	(195)	(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	30,800	(195)	(363)

82	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785%	04/08/2024	70,800	$(545)	$(278)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	70,800	(545)	(656)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	70,800	(540)	(289)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	70,800	(540)	(633)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	3.298	07/13/2023	1,000,000	(7,150)	(6,089)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	3.596	07/13/2023	1,000,000	(4,450)	(3,374)

							$(110,877)	$(107,702)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$102.641	04/06/2023	192,200	$(255)	$(4)
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	101.875	04/06/2023	192,000	(510)	(2)

					$(765)	$(6)

Total Written Options					$(117,617)	$(110,179)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Peru Government International Bond	1.000%	Quarterly	12/20/2027	0.971%	$11,500	$(281)	$300	$19	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	90,600	(4,512)	989	0	(3,523)
BPS	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	21,600	(619)	689	70	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	25,000	(1,199)	(55)	0	(1,254)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	5,000	(446)	116	0	(330)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	83

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2026	0.702%	$2,200	$6	$15	$21	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.086	500	(16)	14	0	(2)
BRC	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	46,900	(1,519)	1,671	152	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165	43,700	(2,009)	313	0	(1,696)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	8,500	(413)	83	0	(330)
CBK	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.129	10,000	23	85	108	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165	37,700	(1,873)	410	0	(1,463)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	9,400	(338)	(134)	0	(472)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	53,100	(2,713)	648	0	(2,065)
DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	9,100	(406)	52	0	(354)
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.129	65,000	200	502	702	0
	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	30,200	(875)	973	98	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	44,310	(1,711)	(512)	0	(2,223)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	20,976	(1,870)	484	0	(1,386)
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199	2,200	(38)	18	0	(20)
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.127	10,000	102	27	129	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.974	127,400	(5,478)	5,566	88	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	20,000	(961)	183	0	(778)
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	4,900	(189)	(57)	0	(246)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828	800	(40)	41	1	0

84	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
MYC	California State General Obligation Bonds, Series 2003	1.000%	Quarterly	06/20/2024	0.129%	$10,000	$15	$93	$108	$0
	Chile Government International Bond	1.000	Quarterly	12/20/2027	0.934	38,500	(1,146)	1,271	125	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348	17,300	(622)	(246)	0	(868)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611	18,974	(1,692)	439	0	(1,253)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840	2,000	6	6	12	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944	700	(2)	4	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199	7,400	(153)	87	0	(66)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168	424,700	(20,208)	3,694	0	(16,514)

							$(50,977)	$17,769	$1,635	$(34,843)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/ Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	ABX.HE.AAA. 6-2 Index	0.110%	Monthly	05/25/2046		$5,900	$(1,602)	$1,544	$0	$(58)
GST	iTraxx Crossover 38 5-Year 35-100% Index	5.000	Quarterly	12/20/2027	EUR	100,000	16,187	1,996	18,183	0

							$14,585	$3,540	$18,183	$(58)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	iBoxx USD Investment Grade Corporate Bond ETF	2,500,000	4.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023	$274,025	$0	$1,070	$1,070	$0

Total Swap Agreements								$(36,392)	$22,379	$20,888	$(34,901)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	85

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$732	$0	$0	$732	$(730)	$0	$0	$(730)	$2	$0	$2
BOA	6,079	13,033	19	19,131	(46,007)	(12,832)	(3,523)	(62,362)	(43,231)	48,959	5,728
BPS	17,375	0	91	17,466	(3,560)	0	(1,586)	(5,146)	12,320	(11,190)	1,130
BRC	1,556	4,696	152	6,404	(4,229)	(4,949)	(2,084)	(11,262)	(4,858)	4,432	(426)
BSH	1,433	0	0	1,433	(1,181)	0	0	(1,181)	252	(310)	(58)
CBK	15,917	33,661	1,178	50,756	(16,661)	(40,612)	(4,000)	(61,273)	(10,517)	15,599	5,082
DUB	370	5,896	0	6,266	(7,393)	(6,640)	(354)	(14,387)	(8,121)	3,852	(4,269)
FAR	0	14,077	0	14,077	0	(13,662)	0	(13,662)	415	(628)	(213)
GLM	6,470	492	0	6,962	(17,602)	(10,783)	0	(28,385)	(21,423)	19,817	(1,606)
GST	0	0	19,200	19,200	0	0	(4,407)	(4,407)	14,793	(14,010)	783
JPM	11,904	0	1	11,905	(7,695)	(272)	(246)	(8,213)	3,692	(3,031)	661
MBC	3,452	0	0	3,452	(63,585)	0	0	(63,585)	(60,133)	77,279	17,146
MYC	0	9,255	247	9,502	0	(8,199)	(18,701)	(26,900)	(17,398)	19,564	2,166
MYI	319	0	0	319	(3,638)	0	0	(3,638)	(3,319)	1,748	(1,571)
NGF	4,213	10,587	0	14,800	0	(12,228)	0	(12,228)	2,572	(6,364)	(3,792)
RBC	1,630	0	0	1,630	0	0	0	0	1,630	(980)	650
RYL	129	0	0	129	0	0	0	0	129	0	129
SAL	0	0	0	0	0	(2)	0	(2)	(2)	165	163
SCX	567	0	0	567	(1,722)	0	0	(1,722)	(1,155)	832	(323)
SOG	5,222	0	0	5,222	(5,180)	0	0	(5,180)	42	0	42
SSB	0	0	0	0	(1,175)	0	0	(1,175)	(1,175)	1,096	(79)
TOR	3,113	0	0	3,113	(973)	0	0	(973)	2,140	(1,823)	317
UAG	3,768	0	0	3,768	(3,657)	0	0	(3,657)	111	(940)	(829)

Total Over the Counter	$84,249	$91,697	$20,888	$196,834	$(184,988)	$(110,179)	$(34,901)	$(330,068)

(q)

Securities with an aggregate market value of $193,341 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

86	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4,021	$4,021
Futures	0	0	0	0	37,653	37,653
Swap Agreements	0	2,444	0	0	11,295	13,739

	$0	$2,444	$0	$0	$52,969	$55,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84,249	$0	$84,249
Purchased Options	0	0	0	0	91,697	91,697
Swap Agreements	0	19,818	1,070	0	0	20,888

	$0	$19,818	$1,070	$84,249	$91,697	$196,834

	$0	$22,262	$1,070	$84,249	$144,666	$252,247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$56,731	$56,731
Futures	0	0	0	0	12,430	12,430
Swap Agreements	0	12	0	0	29,980	29,992

	$0	$12	$0	$0	$99,141	$99,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$184,988	$0	$184,988
Written Options	0	2,178	0	0	108,001	110,179
Swap Agreements	0	34,901	0	0	0	34,901

	$0	$37,079	$0	$184,988	$108,001	$330,068

	$0	$37,091	$0	$184,988	$207,142	$429,221

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	87

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,498	$1,498
Futures	0	0	0	0	(167,507)	(167,507)
Swap Agreements	0	(264,751)	0	0	(631,263)	(896,014)

	$0	$(264,751)	$0	$0	$(797,272)	$(1,062,023)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$370,792	$0	$370,792
Purchased Options	0	0	0	0	44,059	44,059
Written Options	0	12,653	0	26,638	(94,632)	(55,341)
Swap Agreements	0	12,112	(2,068)	0	55,197	65,241

	$0	$24,765	$(2,068)	$397,430	$4,624	$424,751

	$0	$(239,986)	$(2,068)	$397,430	$(792,648)	$(637,272)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$566	$566
Written Options	0	0	0	0	(25,669)	(25,669)
Futures	0	0	0	0	173,208	173,208
Swap Agreements	0	38,416	0	0	(16,868)	21,548

	$0	$38,416	$0	$0	$131,237	$169,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$232,912	$0	$232,912
Purchased Options	0	0	0	0	(34,985)	(34,985)
Written Options	0	(2,566)	0	0	226,366	223,800
Swap Agreements	0	5,115	1,070	0	(2,140)	4,045

	$0	$2,549	$1,070	$232,912	$189,241	$425,772

	$0	$40,965	$1,070	$232,912	$320,478	$595,425

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$37,862	$370,344	$408,206
Corporate Bonds & Notes
Banking & Finance	0	7,201,374	16,800	7,218,174
Industrials	0	4,222,971	0	4,222,971
Utilities	0	1,691,415	0	1,691,415
Municipal Bonds & Notes
California	0	28,220	0	28,220
Connecticut	0	181	0	181
Florida	0	8,655	0	8,655
Georgia	0	55,560	0	55,560
New York	0	72,144	0	72,144
Ohio	0	3,382	0	3,382

88	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Pennsylvania	$0	$3,501	$0	$3,501
Rhode Island	0	180	0	180
Texas	0	13,512	0	13,512
West Virginia	0	18,435	0	18,435
U.S. Government Agencies	0	23,107,779	5	23,107,784
U.S. Treasury Obligations	0	8,503,996	0	8,503,996
Non-Agency Mortgage-Backed Securities	0	8,915,426	9,583	8,925,009
Asset-Backed Securities	0	7,548,608	68,053	7,616,661
Sovereign Issues	0	1,115,833	0	1,115,833
Common Stocks
Consumer Discretionary	4	0	0	4
Preferred Securities
Financials	0	53,181	0	53,181
Real Estate Investment Trusts
Real Estate	687	0	0	687
Short-Term Instruments
Commercial Paper	0	846,357	0	846,357
Repurchase Agreements	0	3,805,846	0	3,805,846
Israel Treasury Bills	0	164,549	0	164,549
U.S. Treasury Bills	0	186,502	0	186,502

	$691	$67,605,469	$464,785	$68,070,945

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,136,366	$0	$0	$3,136,366

Total Investments	$3,137,057	$67,605,469	$464,785	$71,207,311

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,687,021)	$0	$(1,687,021)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21,167	34,246	0	55,413
Over the counter	0	196,834	0	196,834

	$21,167	$231,080	$0	$252,247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12,417)	(86,736)	0	(99,153)
Over the counter	0	(330,068)	0	(330,068)

	$(12,417)	$(416,804)	$0	$(429,221)

Total Financial Derivative Instruments	$8,750	$(185,724)	$0	$(176,974)

Totals	$3,145,807	$65,732,724	$464,785	$69,343,316

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	89

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

90	PIMCO TOTAL RETURN FUND

March 31, 2023

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2023	91

Notes to Financial Statements (Cont.)

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with

92	PIMCO TOTAL RETURN FUND

March 31, 2023

transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for

ANNUAL REPORT	MARCH 31, 2023	93

Notes to Financial Statements (Cont.)

rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The

94	PIMCO TOTAL RETURN FUND

March 31, 2023

Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

ANNUAL REPORT	MARCH 31, 2023	95

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or

96	PIMCO TOTAL RETURN FUND

March 31, 2023

valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2023	97

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

98	PIMCO TOTAL RETURN FUND

March 31, 2023

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other

ANNUAL REPORT	MARCH 31, 2023	99

Notes to Financial Statements (Cont.)

series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,666,755	$112,245	$(638,574)	$(16,365)	$(44,040)	$2,080,021	$112,246	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$43,670	$3,340,484	$(2,329,099)	$136	$1,154	$1,056,345	$27,384	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

100	PIMCO TOTAL RETURN FUND

March 31, 2023

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2023	101

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

102	PIMCO TOTAL RETURN FUND

March 31, 2023

including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs , the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	103

Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

104	PIMCO TOTAL RETURN FUND

March 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the

ANNUAL REPORT	MARCH 31, 2023	105

Notes to Financial Statements (Cont.)

transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

106	PIMCO TOTAL RETURN FUND

March 31, 2023

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within

ANNUAL REPORT	MARCH 31, 2023	107

Notes to Financial Statements (Cont.)

centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

108	PIMCO TOTAL RETURN FUND

March 31, 2023

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full

ANNUAL REPORT	MARCH 31, 2023	109

Notes to Financial Statements (Cont.)

exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

110	PIMCO TOTAL RETURN FUND

March 31, 2023

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities

ANNUAL REPORT	MARCH 31, 2023	111

Notes to Financial Statements (Cont.)

and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

112	PIMCO TOTAL RETURN FUND

March 31, 2023

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate,

ANNUAL REPORT	MARCH 31, 2023	113

Notes to Financial Statements (Cont.)

market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.
Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

114	PIMCO TOTAL RETURN FUND

March 31, 2023

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s

ANNUAL REPORT	MARCH 31, 2023	115

Notes to Financial Statements (Cont.)

service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

116	PIMCO TOTAL RETURN FUND

March 31, 2023

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	117

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

118	PIMCO TOTAL RETURN FUND

March 31, 2023

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

ANNUAL REPORT	MARCH 31, 2023	119

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

120	PIMCO TOTAL RETURN FUND

March 31, 2023

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $52,396.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$17,612	$135,566	(140)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

ANNUAL REPORT	MARCH 31, 2023	121

Notes to Financial Statements (Cont.)

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$237,739,294	$227,271,025	$3,784,946	$8,738,685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,120,996	$9,938,718	1,491,998	$15,325,534

I-2	285,040	2,535,984	185,895	1,896,841

I-3	11,887	104,992	5,723	58,381

Administrative Class	21,269	187,316	46,528	477,143

Class A	85,242	754,809	95,547	980,116

Class C	3,743	32,668	2,734	28,075

Class R	8,053	71,502	9,235	94,788

Issued as reinvestment of distributions

Institutional Class	224,655	1,944,172	120,582	1,232,374

I-2	18,579	160,713	9,220	94,270

I-3	545	4,705	230	2,356

Administrative Class	5,831	50,496	3,542	36,209

Class A	23,839	206,129	13,265	135,675

Class C	609	5,250	325	3,330

Class R	2,013	17,398	1,096	11,210

Cost of shares redeemed

Institutional Class	(1,590,779)	(13,991,100)	(1,311,687)	(13,360,894)

I-2	(270,338)	(2,372,293)	(191,173)	(1,950,251)

I-3	(6,188)	(54,695)	(6,913)	(70,334)

Administrative Class	(66,999)	(592,523)	(49,574)	(505,530)

Class A	(178,856)	(1,580,473)	(216,564)	(2,226,419)

Class C	(9,671)	(85,421)	(14,391)	(147,456)

Class R	(19,361)	(169,128)	(19,239)	(196,460)

Net increase (decrease) resulting from Fund share transactions	(329,891)	$(2,830,781)	176,379	$1,918,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.

122	PIMCO TOTAL RETURN FUND

March 31, 2023

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2023	123

Notes to Financial Statements (Cont.)

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO Total Return Fund	$0	$0	$(5,500,609)	$(10,646)	$(4,905,042)	$0	$(946,217)	$(11,362,514)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, debt to equity transactions, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Total Return Fund	$3,386,723	$1,518,319

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Total Return Fund	$74,962,480	$1,040,264	$(6,533,593)	$(5,493,329)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, debt to equity transactions, and partnerships.

124	PIMCO TOTAL RETURN FUND

March 31, 2023

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$2,539,761	$0	$0	$1,614,348	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

126	PIMCO TOTAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MSR	Morgan Stanley & Co LLC FICC Repo
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSS	Banco Santander S.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RCY	Royal Bank of Canada
CDI	Natixis Singapore	RYL	NatWest Markets Plc
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CZK	Czech Koruna	PEN	Peruvian New Sol
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	THB	Thai Baht
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR
BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	PRIME	Daily US Prime Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate
LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

ANNUAL REPORT	MARCH 31, 2023	127

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
BRL-CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

128	PIMCO TOTAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Total Return Fund	0.00%	0.00%	$2,127,811	$0	$1,622,413

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Total Return Fund	0.00%

ANNUAL REPORT	MARCH 31, 2023	129

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

130	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	131

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

132	PIMCO TOTAL RETURN FUND

(Unaudited)

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	133

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

134	PIMCO TOTAL RETURN FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	135

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

136	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3016AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO TRENDS Managed Futures Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023—the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2023	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives,

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24,

ANNUAL REPORT	MARCH 31, 2023	9

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	(4.40)%	6.97%	5.17%
PIMCO TRENDS Managed Futures Strategy Fund I-2	(4.49)%	6.86%	5.03%
PIMCO TRENDS Managed Futures Strategy Fund I-3	(4.45)%	6.83%	5.03%
PIMCO TRENDS Managed Futures Strategy Fund Class A	(4.76)%	6.54%	4.76%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(10.01)%	5.34%	4.13%
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—
3 Month USD LIBOR	2.95%	1.68%	1.21%
Lipper Alternative Managed Futures Funds Average	(1.09)%	4.02%	3.20%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.71% for the Institutional Class shares, 1.81% for I-2 shares, 1.91% for I-3 shares and 2.11% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2023	11

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	65.1%
Commodities	13.6%
U.S. Government Agencies	10.8%
Corporate Bonds & Notes	5.9%
Asset-Backed Securities	3.7%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity derivatives designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short positions in select European interest rates, particularly in Hungarian and U.K. Gilt interest rates, contributed to performance, as rates rose.

»	Short positions in the British pound sterling and Japanese yen (against the U.S. dollar) contributed to performance as the British pound sterling and Japanese yen depreciated relative to the strengthening U.S. dollar.
»	Positioning in global equity indices, particularly Thai, Indian, and Chinese equity indices, detracted from performance, due to global equity price reversals.

»	Positioning in Indian, Canadian, and Australian interest rates detracted from performance, due to reversals in interest rates.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$846.80	$9.16	$1,000.00	$1,015.01	$10.00	1.99%
I-2	1,000.00	845.80	9.66	1,000.00	1,014.46	10.55	2.10
I-3	1,000.00	846.00	9.90	1,000.00	1,014.21	10.80	2.15
Class A	1,000.00	844.90	11.04	1,000.00	1,012.96	12.04	2.40

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2023	13

Benchmark Description

Index*	Benchmark Description

ICE BofA SOFR Overnight Rate Index

ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold t he following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	15

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(C)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2023	$12.48	$0.08	$(0.50)	$(0.42)	$(1.42)	$(0.14)	$(1.56)

03/31/2022	10.61	(0.13)	2.38	2.25	(0.25)	(0.13)	(0.38)

03/31/2021	10.61	(0.09)	0.59	0.50	(0.44)	(0.06)	(0.50)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	(0.07)

I-2

03/31/2023	12.44	0.06	(0.50)	(0.44)	(1.41)	(0.14)	(1.55)

03/31/2022	10.58	(0.14)	2.37	2.23	(0.24)	(0.13)	(0.37)

03/31/2021	10.59	(0.11)	0.59	0.48	(0.43)	(0.06)	(0.49)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	(0.06)

I-3

03/31/2023	12.46	0.05	(0.49)	(0.44)	(1.41)	(0.14)	(1.55)

03/31/2022	10.60	(0.16)	2.39	2.23	(0.24)	(0.13)	(0.37)

03/31/2021	10.60	(0.10)	0.58	0.48	(0.42)	(0.06)	(0.48)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	(0.06)

Class A

03/31/2023	12.33	0.01	(0.48)	(0.47)	(1.38)	(0.14)	(1.52)

03/31/2022	10.49	(0.18)	2.36	2.18	(0.21)	(0.13)	(0.34)

03/31/2021	10.50	(0.12)	0.57	0.45	(0.40)	(0.06)	(0.46)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	(0.03)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.50	(4.25)%	$3,088,384	1.90%		2.08%		1.41%		1.59%		0.64%	433%

12.48	21.48	2,211,453	1.46		1.70		1.40		1.64		(1.15)	35

10.61	5.00	888,307	1.40		1.65		1.37		1.62		(0.86)	48

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94	18

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

10.45	(4.42)	722,203	2.00		2.18		1.51		1.69		0.51	433

12.44	21.37	395,122	1.56		1.80		1.50		1.74		(1.24)	35

10.58	4.85	103,899	1.50		1.75		1.47		1.72		(1.05)	48

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

10.47	(4.46)	72,830	2.05		2.28		1.56		1.79		0.38	433

12.46	21.27	67,409	1.61		1.90		1.55		1.84		(1.35)	35

10.60	4.87	13,869	1.55		1.85		1.52		1.82		(1.01)	48

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

10.34	(4.68)	101,476	2.30		2.48		1.81		1.99		0.11	433

12.33	21.04	84,948	1.86		2.10		1.80		2.04		(1.56)	35

10.49	4.56	30,969	1.80		2.05		1.77		2.02		(1.15)	48

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

ANNUAL REPORT	MARCH 31, 2023	17

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,006,985
Investments in Affiliates	792,995

Financial Derivative Instruments
Exchange-traded or centrally cleared	88,631
Over the counter	172,236
Deposits with counterparty	387,581
Foreign currency, at value	20,448
Receivable for investments sold	2,973
Receivable for TBA investments sold	539,186
Receivable for Fund shares sold	2,885
Interest and/or dividends receivable	5,854
Dividends receivable from Affiliates	3,267
Reimbursement receivable from PIMCO	599

Total Assets	6,023,640

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$501,295

Financial Derivative Instruments
Exchange-traded or centrally cleared	92,134
Over the counter	150,346
Payable for investments purchased	667,229
Payable for investments in Affiliates purchased	3,267
Payable for TBA investments purchased	550,784
Deposits from counterparty	59,781
Payable for Fund shares redeemed	7,945
Overdraft due to custodian	32
Accrued investment advisory fees	4,707
Accrued supervisory and administrative fees	1,202
Accrued servicing fees	25

Total Liabilities	2,038,747

Net Assets	$3,984,893

Net Assets Consist of:

Paid in capital	$4,342,849
Distributable earnings (accumulated loss)	(357,956)

Net Assets	$3,984,893

Cost of investments in securities	$3,936,516
Cost of investments in Affiliates	$809,390
Cost of foreign currency held	$20,478
Proceeds received on short sales	$496,604
Cost or premiums of financial derivative instruments, net	$78,287

* Includes repurchase agreements of:	$1,310,314

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Net Assets:

Institutional Class	$3,088,384
I-2	722,203
I-3	72,830
Class A	101,476

Shares Issued and Outstanding:

Institutional Class	294,231
I-2	69,107
I-3	6,953
Class A	9,814

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.50
I-2	10.45
I-3	10.47
Class A	10.34

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2023	19

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$71,760
Dividends from Investments in Affiliates	33,295
Total Income	105,055

Expenses:

Investment advisory fees	53,435
Supervisory and administrative fees	13,871
Distribution and/or servicing fees - Class A	347
Trustee fees	21
Interest expense	20,367
Miscellaneous expense	204
Total Expenses	88,245
Waiver and/or Reimbursement by PIMCO	(7,837)
Net Expenses	80,408

Net Investment Income (Loss)	24,647

Net Realized Gain (Loss):

Investments in securities	34,288
Investments in Affiliates	(1,828)
Exchange-traded or centrally cleared financial derivative instruments	(221,560)
Over the counter financial derivative instruments	25,892
Foreign currency	(12,875)

Net Realized Gain (Loss)	(176,083)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	81,056
Investments in Affiliates	(13,739)
Exchange-traded or centrally cleared financial derivative instruments	(191,256)
Over the counter financial derivative instruments	(32,015)
Foreign currency assets and liabilities	(4,734)

Net Change in Unrealized Appreciation (Depreciation)	(160,688)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(312,124)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$24,647	$(19,714)
Net realized gain (loss)	(176,083)	154,749
Net change in unrealized appreciation (depreciation)	(160,688)	192,336

Net Increase (Decrease) in Net Assets Resulting from Operations	(312,124)	327,371

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(414,349)	(51,105)
I-2	(101,114)	(7,130)
I-3	(13,159)	(774)
Class A	(17,263)	(1,547)

Total Distributions(a)	(545,885)	(60,556)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,083,970	1,455,073

Total Increase (Decrease) in Net Assets	1,225,961	1,721,888

Net Assets:

Beginning of year	2,758,932	1,037,044
End of year	$3,984,893	$2,758,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2023	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~	$2,800	$2,796

Total Loan Participations and Assignments (Cost $2,788)		2,796

CORPORATE BONDS & NOTES 7.1%

BANKING & FINANCE 6.2%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	200	180

American Honda Finance Corp.
5.229% (US0003M + 0.370%) due 05/10/2023 ~	533	533

American Tower Corp.
1.450% due 09/15/2026	400	356

Banco Santander SA
3.848% due 04/12/2023	1,600	1,599

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~	300	301

Bank of Montreal
5.517% (SOFRINDX + 0.710%) due 12/12/2024 ~	7,600	7,559

Bank of Nova Scotia
5.767% (SOFRINDX + 0.960%) due 03/11/2024 ~	10,000	10,023

Banque Federative du Credit Mutuel SA
3.750% due 07/20/2023	1,952	1,938

BNP Paribas SA
4.705% due 01/10/2025 •	4,880	4,826

BPCE SA
6.394% (US0003M + 1.240%) due 09/12/2023 ~	2,213	2,214

CNH Industrial Capital LLC
4.200% due 01/15/2024	5,000	4,947

Credit Agricole SA
5.836% (US0003M + 1.020%) due 04/24/2023 ~	880	880

Credit Suisse Group AG
3.800% due 06/09/2023	10,000	9,812
6.373% due 07/15/2026 •	9,600	9,301

Danske Bank AS
0.976% due 09/10/2025 •	400	372
3.875% due 09/12/2023	2,687	2,665

Deutsche Bank AG
3.961% due 11/26/2025 •	1,300	1,231
5.206% due 11/08/2023 •	10,100	9,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Financial Life Global Funding
4.928% (SOFRRATE + 0.390%) due 04/06/2023 ~		$3,000	$3,000

First Abu Dhabi Bank PJSC
5.712% (US0003M + 0.900%) due 07/08/2024 ~		300	301

General Motors Financial Co., Inc.
4.150% due 06/19/2023		34,000	33,896

Goldman Sachs Group, Inc.
1.217% due 12/06/2023		1,200	1,166

HSBC Holdings PLC
2.999% due 03/10/2026 •		600	566
3.803% due 03/11/2025 •		10,000	9,782
5.915% (US0003M + 1.000%) due 05/18/2024 ~		10,000	9,926

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		5,000	4,891

ING Groep NV
3.869% due 03/28/2026 •		700	677
4.100% due 10/02/2023		5,000	4,954

JPMorgan Chase & Co.
3.559% due 04/23/2024 •		4,000	3,995
3.875% due 02/01/2024		10,000	9,877
5.968% (SOFRRATE + 1.320%) due 04/26/2026 ~		1,500	1,495

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		300	286
4.050% due 08/16/2023		2,600	2,582

MassMutual Global Funding
5.001% due 06/02/2023 •		5,900	5,888

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •		1,800	1,760
5.682% (US0003M + 0.860%) due 07/26/2023 ~		700	700

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		1,419	1,402
5.588% (US0003M + 0.630%) due 05/25/2024 ~		10,800	10,751
5.618% (US0003M + 0.610%) due 09/08/2024 ~		1,800	1,787
5.800% (US0003M + 0.990%) due 07/10/2024 ~		4,900	4,891

Morgan Stanley
1.164% due 10/21/2025 •		2,600	2,430
5.772% (SOFRRATE + 1.165%) due 04/17/2025 ~		10,000	9,977

MUFG Bank Ltd.
4.273% due 12/21/2023 •(e)	AUD	20,000	13,363

National Australia Bank Ltd.
4.625% (BBSW3M + 0.930%) due 09/26/2023 ~		2,400	1,608

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
5.648% (US0003M + 0.640%) due 03/08/2024 ~	$805	$795

Nomura Holdings, Inc.
2.648% due 01/16/2025	4,430	4,200

Nordea Bank Abp
5.893% (US0003M + 0.940%) due 08/30/2023 ~	1,620	1,619

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	6,000	5,709

Skandinaviska Enskilda Banken AB
5.282% (US0003M + 0.320%) due 09/01/2023 ~	1,140	1,136

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024	5,000	4,787

Toronto-Dominion Bank
5.709% (SOFRRATE + 0.910%) due 03/08/2024 ~	6,000	6,004

Toyota Motor Credit Corp.
5.112% (SOFRRATE + 0.560%) due 01/10/2025 ~	10,000	9,928

Wells Fargo & Co.
5.956% (SOFRRATE + 1.320%) due 04/25/2026 ~	1,100	1,099

		245,945

INDUSTRIALS 0.7%

Charter Communications Operating LLC
4.500% due 02/01/2024	5,000	4,952

Conagra Brands, Inc.
0.500% due 08/11/2023	400	393

DAE Funding LLC
1.550% due 08/01/2024	200	188

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	7,000	6,991

Hasbro, Inc.
3.550% due 11/19/2026	200	188

Hyatt Hotels Corp.
1.800% due 10/01/2024	300	284

Hyundai Capital America
0.800% due 01/08/2024	4,800	4,626

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	200	190

NPC Ukrenergo
6.875% due 11/09/2028 ^(b)	200	35

Penske Truck Leasing Co. LP
3.900% due 02/01/2024	2,000	1,969

Quanta Services, Inc.
0.950% due 10/01/2024	300	280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thermo Fisher Scientific, Inc.
5.117% (SOFRINDX + 0.530%) due 10/18/2024 ~		$2,727	$2,710

Warnermedia Holdings, Inc.
3.428% due 03/15/2024		2,500	2,443
6.599% (SOFRINDX + 1.780%) due 03/15/2024 ~		3,700	3,713

			28,962

UTILITIES 0.2%

NextEra Energy Capital Holdings, Inc.
5.850% (SOFRINDX + 1.020%) due 03/21/2024 ~		534	532
6.051% due 03/01/2025		1,750	1,781

Southern California Edison Co.
0.700% due 08/01/2023		400	394
0.975% due 08/01/2024		100	95

Transpower New Zealand Ltd.
5.750% due 08/28/2023	AUD	5,000	3,364

United Energy Distribution Pty. Ltd.
3.500% due 09/12/2023		4,500	3,001

			9,167

Total Corporate Bonds & Notes (Cost $286,726)			284,074

U.S. GOVERNMENT AGENCIES 13.0%

Fannie Mae
3.865% due 12/25/2044 •		$909	895
4.392% due 07/25/2046 •		1,526	1,510
5.295% due 07/25/2049 •		1,884	1,832

Freddie Mac
3.856% due 08/15/2042 •		1,061	1,039
3.923% due 03/15/2037 •		796	773
3.968% due 08/15/2038 •		1,248	1,222
5.084% due 11/15/2043 •		644	633
5.234% due 01/15/2042 •		187	184

Ginnie Mae
3.834% due 12/20/2068 •		877	855
5.196% due 03/20/2065 •		499	492

Ginnie Mae, TBA
5.500% due 04/01/2053 - 05/01/2053		142,100	143,631

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2038		45,500	44,011
5.500% due 05/01/2053		63,900	64,530
6.000% due 05/01/2053		250,600	255,641

Total U.S. Government Agencies (Cost $517,365)			517,248

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

OBX Trust
2.305% due 11/25/2061 ~		$7,055	$6,063

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	871	1,074

Trinity Square PLC
4.713% due 07/15/2059 •		9,556	11,744

Total Non-Agency Mortgage-Backed Securities (Cost $21,042)			18,881

ASSET-BACKED SECURITIES 4.4%

American Express Credit Account Master Trust
3.390% due 05/15/2027		$9,100	8,893

AmeriCredit Automobile Receivables Trust
4.040% due 11/18/2024		800	797

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		993	982

Apidos CLO
5.872% due 04/15/2031 •		8,000	7,892

Arbor Realty Commercial Real Estate Notes Ltd.
5.776% due 12/15/2035 •		700	693

Ares European CLO DAC
3.068% due 10/15/2031 •	EUR	250	265

BDS Ltd.
6.828% due 08/19/2038 •		$2,100	2,079

BlueMountain CLO Ltd.
5.995% due 10/22/2030 •		1,346	1,336

BSPRT Issuer Ltd.
5.784% due 03/15/2036 ~		1,200	1,172

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		27,500	27,543

Carrington Mortgage Loan Trust
5.928% due 10/20/2029 •		1,019	1,013

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		10,000	10,001

Daimler Trucks Retail Trust
5.070% due 09/16/2024		7,233	7,210

Drive Auto Receivables Trust
0.870% due 10/15/2027		600	579

Enterprise Fleet Financing LLC
5.330% due 03/20/2024		1,941	1,941

Exeter Automobile Receivables Trust
0.960% due 10/15/2026		1,100	1,055

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024	CAD	923	682

Ford Credit Auto Owner Trust
5.028% due 04/15/2024		$2,700	2,700
5.322% due 03/15/2026 •		4,000	4,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
5.184% due 09/15/2025 •		$500	$500

GM Financial Consumer Automobile Receivables Trust
5.208% due 11/17/2025 •		12,400	12,414

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		4,000	3,960

Griffith Park CLO DAC
3.423% due 11/21/2031 ~	EUR	500	529

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024		$665	665
5.088% due 06/15/2026 •		600	600

Magnetite Ltd.
5.915% due 10/18/2031 ~		4,000	3,949

MMAF Equipment Finance LLC
4.924% due 12/01/2023		6,727	6,723
5.570% due 09/09/2025		7,000	7,004

Mountain View CLO LLC
5.882% due 10/16/2029 •		198	196

Navient Student Loan Trust
5.664% due 12/15/2059 •		516	506

Nissan Auto Lease Trust
0.520% due 08/15/2024		6,370	6,272

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •	EUR	400	424

OCP Euro CLO
4.713% due 01/20/2033 •		15,000	16,126

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025		$1	1

SLM Private Credit Student Loan Trust
5.106% due 12/16/2041 •		442	420
5.156% due 06/15/2039 •		665	619
5.176% due 12/15/2038 •		469	447
5.196% due 06/15/2039 •		735	696

SLM Student Loan Trust
5.295% due 06/25/2043 ~		585	573

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031		3,000	3,003

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		258	240

Toyota Auto Receivables Owner Trust
5.517% due 01/15/2026 •		5,000	5,003

Voya CLO Ltd.
5.792% due 10/15/2030 •		680	672

World Omni Auto Receivables Trust
5.408% due 03/16/2026 •		24,200	24,238

Total Asset-Backed Securities (Cost $176,188)			176,618

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Israel Government International Bond
1.500% due 11/30/2023	ILS	6,300	$1,720

Kommunalbanken AS
5.624% (SOFRRATE + 1.000%) due 07/27/2026 ~		$18,900	19,235

Total Sovereign Issues (Cost $21,113)			20,955

		OUNCES
COMMODITIES 16.4%

Gold Warehouse Receipts		333,011	653,343

Total Commodities (Cost $568,148)			653,343

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 58.6%

CERTIFICATES OF DEPOSIT 0.4%

Toronto-Dominion Bank
5.430% due 04/21/2023		$16,200	16,204

COMMERCIAL PAPER 5.9%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023		1,800	1,798
5.000% due 04/10/2023		300	300
5.000% due 04/11/2023		100	100
5.030% due 04/05/2023		600	600

Arrow Electronics, Inc.
5.500% due 04/03/2023		400	400

Bank of Nova Scotia
4.699% due 05/04/2023	CAD	47,800	35,210
4.749% due 04/25/2023		10,500	7,744
4.750% due 04/27/2023		38,800	28,609

Barclays Bank PLC
4.950% due 05/15/2023		$19,500	19,376

BAT International Finance PLC
5.900% due 05/25/2023		700	694
5.900% due 05/30/2023		1,700	1,685
5.910% due 05/30/2023		2,100	2,081
6.000% due 05/19/2023		3,000	2,978

Conagra Brands, Inc.
5.450% due 04/06/2023		1,300	1,299
5.750% due 04/24/2023		1,700	1,694

Constellation Brands, Inc.
5.260% due 04/04/2023		2,200	2,199
5.290% due 04/12/2023		200	200
5.900% due 04/20/2023		3,100	3,090

Crown Castle, Inc.
5.740% due 04/11/2023		2,300	2,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.800% due 04/24/2023		$800	$797

Duke Energy Corp.
5.500% due 04/18/2023		2,800	2,793
5.800% due 04/20/2023		3,000	2,991

Edison International
5.550% due 05/19/2023		800	794

Enbridge (US), Inc.
4.980% due 04/05/2023		1,100	1,099

Enel Finance America LLC
6.000% due 04/19/2023		150	150
6.000% due 04/21/2023		150	149
6.000% due 04/24/2023		1,000	996
6.000% due 04/28/2023		1,000	996

Entergy Corp.
5.000% due 04/06/2023		250	250

Global Payments, Inc.
5.900% due 04/28/2023		4,900	4,878
5.900% due 05/01/2023		5,600	5,572

Hitachi America Capital Ltd.
5.100% due 04/06/2023		700	699

International Flavors & Fragrances, Inc.
5.550% due 04/03/2023		300	300
5.650% due 04/04/2023		2,300	2,299
5.950% due 04/24/2023		300	299
6.000% due 04/13/2023		2,700	2,695
6.000% due 05/01/2023 (a)		400	398
6.000% due 05/05/2023 (a)		3,600	3,581

Lowe’s Companies, Inc.
5.750% due 04/10/2023		4,600	4,593

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023		1,400	1,395

Mondelez International, Inc.
5.120% due 04/14/2023		10,400	10,379

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023		1,500	1,491
5.600% due 05/09/2023		500	497
5.900% due 04/17/2023		2,700	2,693

Quanta Services, Inc.
5.850% due 04/06/2023		2,000	1,998
6.050% due 04/18/2023		3,700	3,690

Republic Services, Inc.
5.750% due 04/17/2023		1,800	1,796

Royal Bank of Canada
4.710% due 05/03/2023	CAD	7,000	5,158
4.712% due 05/04/2023		36,800	27,112

Sempra Energy
5.850% due 04/24/2023		$2,700	2,690

Southern California Edison Co.
5.400% due 04/10/2023		300	300
5.500% due 04/26/2023		600	598
5.850% due 04/24/2023		3,000	2,989

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
4.669% due 04/10/2023	CAD	10,100	$7,465
4.702% due 05/01/2023		14,300	10,543

Transcanada Pipelines Ltd.
4.980% due 04/03/2023		$150	150
4.980% due 04/06/2023		1,700	1,698

Tyson Foods, Inc.
5.500% due 04/12/2023		500	499

Walgreens Boots
5.600% due 04/10/2023		300	300
5.800% due 05/03/2023 (a)		250	249
5.900% due 04/24/2023		400	399
5.900% due 04/26/2023		2,500	2,490

			235,261

REPURCHASE AGREEMENTS (f) 32.9%
			1,310,314

SHORT-TERM NOTES 1.8%

Federal Home Loan Bank
4.850% due 05/09/2023 - 05/18/2023 •(h)		36,000	36,000
4.860% due 05/26/2023 •(h)		8,800	8,800

GM Financial Consumer Automobile Receivables Trust
4.890% due 01/16/2024		25,263	25,256

			70,056

ISRAEL TREASURY BILLS 0.3%
0.847% due 04/05/2023 - 05/03/2023 (c)(d)	ILS	46,070	12,796

JAPAN TREASURY BILLS 14.2%
(0.182)% due 04/04/2023 - 07/03/2023 (c)(d)	JPY	75,070,000	565,553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 3.1%
4.554% due 04/06/2023 -05/25/2023 (c)(d)(h)(j)	$123,085	$122,886

Total Short-Term Instruments (Cost $2,343,146)		2,333,070

Total Investments in Securities (Cost $3,936,516)		4,006,985

	SHARES
INVESTMENTS IN AFFILIATES 19.9%

SHORT-TERM INSTRUMENTS 19.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.9%

PIMCO Short Asset Portfolio	82,615,963	792,948

PIMCO Short-Term Floating NAV Portfolio III	4,830	47

Total Short-Term Instruments (Cost $809,390)		792,995

Total Investments in Affiliates (Cost $809,390)		792,995

Total Investments 120.5% (Cost $4,745,906)		$4,799,980

Financial Derivative Instruments (g)(i) 0.5% (Cost or Premiums, net $78,287)		18,387

Other Assets and Liabilities, net (21.0)%		(833,474)

Net Assets 100.0%		$3,984,893

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)   RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
MUFG Bank Ltd.	4.273%	12/21/2023	02/06/2023 - 02/08/2023	$13,849	$13,363	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.880%	04/03/2023	04/04/2023	$69,000	U.S. Treasury Bonds 3.000% due 02/15/2049	$(70,468)	$69,000	$69,000
	4.920	03/31/2023	04/03/2023	70,500	U.S. Treasury Bonds 4.750% due 02/15/2041	(72,605)	70,500	70,529
	4.950	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 1.375% due 08/15/2050	(104)	100	100
BRC	4.880	04/03/2023	04/04/2023	489,400	U.S. Treasury Bonds 3.375% - 4.625% due 02/15/2040 -11/15/2048	(499,353)	489,400	489,400
DEU	4.850	03/31/2023	04/03/2023	19,000	U.S. Treasury Bonds 3.000% due 02/15/2049	(19,609)	19,000	19,008
	4.920	03/31/2023	04/03/2023	142,000	U.S. Treasury Bonds 2.250% due 05/15/2041	(147,093)	142,000	142,058
FICC	2.200	03/31/2023	04/03/2023	15,214	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(15,518)	15,214	15,215
JPS	4.960	03/31/2023	04/03/2023	496,600	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(506,470)	496,600	496,805
					U.S. Treasury Notes 1.250% due 11/30/2026	(102)
MBC	4.930	03/31/2023	04/03/2023	8,500	U.S. Treasury Bonds 3.500% due 02/15/2039	(8,844)	8,500	8,504

Total Repurchase Agreements						$(1,340,166)	$1,310,314	$1,310,619

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (12.6)%
Ginnie Mae, TBA	5.500%	04/01/2053	$63,000	$(63,056)	$(63,717)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2038	61,100	(58,552)	(59,067)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2053	75,400	(75,014)	(76,167)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2053	296,200	(299,982)	(302,344)

Total Short Sales (12.6)%				$(496,604)	$(501,295)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$139,629	$0	$0	$139,629	$(143,177)	$(3,548)
BRC	489,400	0	0	489,400	(499,353)	(9,953)
DEU	161,066	0	0	161,066	(166,702)	(5,636)
FICC	15,215	0	0	15,215	(15,518)	(303)
JPS	496,805	0	0	496,805	(506,572)	(9,767)
MBC	8,504	0	0	8,504	(8,844)	(340)

Total Borrowings and Other Financing Transactions	$1,310,619	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(97) at a weighted average interest rate of 4.386%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	2,544	$185,045	$(340)	$204	$(409)
Australia Government 10-Year Bond June Futures	06/2023	1,375	112,947	917	527	(659)
BIST 30 Index April Futures	04/2023	17,422	48,598	(3,536)	0	(1,385)
CAC 40 Index April Futures	04/2023	43	3,420	135	62	0
Cocoa July Futures	07/2023	607	17,567	1,354	67	0
Cocoa May Futures	05/2023	343	9,135	103	161	0
DAX Index June Futures	06/2023	11	4,711	194	99	0
Euro STOXX Bank June Futures	06/2023	8,238	44,246	(1,917)	916	(67)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP June Futures	06/2023	409	$51,165	$(533)	$350	$(280)
European Climate Exchange December Futures	12/2023	157	15,653	7	279	0
FTSE Taiwan Index April Futures	04/2023	1,598	88,721	258	352	0
FTSE/JSE TOP 40 Index June Futures	06/2023	1,203	48,129	102	199	(427)
FTSE/MIB Index June Futures	06/2023	205	29,631	950	428	0
Gold 100 oz. April Futures	04/2023	132	25,991	512	0	(149)
Hard Red Winter Wheat July Futures	07/2023	405	17,450	(77)	76	0
IBEX 35 Index April Futures	04/2023	340	33,898	970	661	0
Iron Ore May Futures	05/2023	8,952	112,186	870	0	(9)
Live Cattle February Futures August Futures	08/2023	357	23,051	504	153	0
OMX Stockholm 30 Index April Futures	04/2023	2,092	44,681	1,684	1,769	0
Robusta Coffee May Futures	05/2023	1,813	39,995	3,030	0	(181)
Silver May Futures	05/2023	226	27,296	935	189	0
Soybean July Futures	07/2023	612	45,150	(539)	872	0
Soybean Meal July Futures	07/2023	1,577	72,747	(1,924)	1,009	0
Sugar No. 11 July Futures	06/2023	4,697	114,840	7,910	1,736	0
Topix Index June Futures	06/2023	211	31,839	(396)	524	0
White Sugar August Futures	07/2023	421	13,034	373	76	0
White Sugar May Futures	04/2023	603	19,004	1,910	0	(12)

				$13,456	$10,709	$(3,578)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor June Futures	06/2024	648	$(170,023)	$(731)	$264	$(26)
3-Month Sonia March Futures	06/2024	176	(51,958)	(145)	52	0
Aluminum June Futures	06/2023	2,047	(123,357)	(293)	857	(1,138)
Arabica Coffee July Futures	07/2023	865	(55,046)	2,872	0	(227)
Arabica Coffee September Futures	09/2023	273	(17,245)	(80)	0	(72)
Brent Crude August Futures	06/2023	280	(22,246)	251	0	(347)
Corn July Futures	07/2023	1,257	(39,973)	(1,905)	0	(550)
Cotton No. 2 July Futures	07/2023	1,914	(79,527)	(4,642)	737	0
E-mini NASDAQ 100 Index June Futures	06/2023	78	(20,751)	(1,522)	0	(343)
E-Mini Russell 2000 Index June Futures	06/2023	166	(15,052)	(279)	0	(277)
E-Mini S&P 500 Index June Futures	06/2023	53	(10,965)	(524)	0	(153)
Euro-Mill Wheat May Futures	05/2023	6,565	(92,646)	7,761	2,136	0
Euro-Oat June Futures	06/2023	122	(17,231)	(568)	81	(87)
FTSE 100 Index June Futures	06/2023	337	(31,757)	(1,152)	0	(360)
FTSE China Index April Futures	04/2023	6,617	(88,046)	(1,556)	112	0
Gas Oil July Futures	07/2023	546	(40,104)	(959)	0	(287)
Gold 100 oz. June Futures	06/2023	3,284	(652,268)	(46,403)	3,777	0
Hang Seng China Enterprises Index April Futures	04/2023	963	(43,010)	(2,092)	0	(632)
Hang Seng Index April Futures	04/2023	281	(36,658)	(1,473)	0	(345)
Hard Red Winter Wheat May Futures	05/2023	890	(39,861)	(287)	0	(712)
Lead June Futures	06/2023	892	(47,003)	(763)	0	(781)
Lean Hogs June Futures	06/2023	1,078	(39,509)	5,079	0	(11)
MSCI Singapore Index April Futures	04/2023	194	(4,464)	(83)	0	(48)
Natural Gas July Futures	06/2023	1,981	(54,121)	8,482	0	(1,842)
Natural Gas July Futures	06/2023	810	(31,668)	(1,051)	0	(3,504)
Natural Gas May Futures	04/2023	780	(35,206)	(5,210)	0	(3,672)
New York Harbor ULSD July Futures	06/2023	371	(39,796)	1,244	0	(810)
Nickel May Futures	05/2023	592	(84,360)	7,334	8,251	(914)
Palladium June Futures	06/2023	464	(68,115)	429	0	(204)
Phelix De Base July Futures	06/2023	52	(16,922)	(1,891)	0	(1,476)
RBOB Gasoline July Futures	06/2023	317	(34,264)	(1,555)	0	(542)
Rotterdam Coal August Futures	08/2023	145	(20,141)	(2,223)	0	(594)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Rotterdam Coal July Futures	07/2023	145	$(20,003)	$(2,085)	$0	$(812)
Rotterdam Coal September Futures	09/2023	145	(20,271)	(2,353)	0	(594)
S&P/Toronto Stock Exchange 60 June Futures	06/2023	253	(45,272)	(1,370)	0	(337)
SGX Nifty 50 Index April Futures	04/2023	5,591	(194,762)	(3,787)	0	(1,767)
Soybean Oil July Futures	07/2023	2,957	(98,681)	749	0	(1,863)
SPI 200 Index June Futures	06/2023	351	(42,180)	(848)	0	(704)
Swiss Market Index June Futures	06/2023	841	(101,073)	(5,269)	0	(1,397)
Volatility S&P 500 Index April Futures	04/2023	478	(9,925)	452	30	0
VSTOXX April Futures	04/2023	5,014	(11,283)	1,235	326	0
Wheat July Futures	07/2023	2,430	(85,597)	(816)	0	0
WIG20 Index June Futures	06/2023	6,248	(51,385)	(2,262)	261	(1,592)
WTI Crude July Futures	06/2023	505	(38,244)	(1,907)	0	(667)
Zinc June Futures	06/2023	792	(57,910)	2,054	2,058	0

				$(60,142)	$18,942	$(29,687)

Total Futures Contracts				$(46,686)	$29,651	$(33,265)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-38 5-Year Index	(1.000)%	Quarterly	12/20/2027		$62,050	$3,553	$(505)	$3,048	$0	$(146)
CDX.HY-39 5-Year Index	(5.000)	Quarterly	12/20/2027		81,600	(278)	(843)	(1,121)	0	(482)
iTraxx Crossover 38 5-Year Index	(5.000)	Quarterly	12/20/2027	EUR	26,400	26	(1,107)	(1,081)	0	(343)
iTraxx Europe Main 39 5-Year Index	(1.000)	Quarterly	06/20/2028		98,550	(255)	(576)	(831)	0	(322)

						$3,046	$(3,031)	$15	$0	$(1,293)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-38 5-Year Index	1.000%	Quarterly	12/20/2027	$62,050	$(3,280)	$231	$(3,049)	$156	$0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	98,400	(5,905)	278	(5,627)	158	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	13,860	93	255	348	72	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	22,900	(24)	412	388	129	0

					$(9,116)	$1,176	$(7,940)	$515	$0

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	30,000	$770	$(486)	$284	$0	$(126)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		9,600	311	(220)	91	0	(85)
Receive	1-Day INR-MIBOR Compounded-OIS	4.118	Semi-Annual	09/16/2025	INR	1,301,800	513	283	796	19	0
Receive	1-Day INR-MIBOR Compounded-OIS	4.313	Semi-Annual	12/16/2025		549,300	203	163	366	7	0
Pay	1-Day INR-MIBOR Compounded-OIS	4.395	Semi-Annual	12/16/2025		881,400	(289)	(274)	(563)	0	(12)
Receive	1-Day INR-MIBOR Compounded-OIS	4.710	Semi-Annual	03/17/2026		1,165,000	194	405	599	14	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	03/17/2026		1,316,200	(286)	665	379	15	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	06/16/2026		66,000	(14)	36	22	1	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.250	Semi-Annual	09/15/2026		9,008,700	(6,578)	3,118	(3,460)	0	(108)
Receive	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		2,386,400	61	847	908	28	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	12/15/2026		3,761,100	(3,291)	2,019	(1,272)	0	(48)
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	12/15/2026		1,981,300	1,512	(1,055)	457	25	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	03/16/2027		15,062,200	12,919	(8,001)	4,918	207	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		2,910,200	(162)	(481)	(643)	0	(39)
Pay	1-Day INR-MIBOR Compounded-OIS	6.000	Semi-Annual	06/15/2027		3,190,500	(1,131)	693	(438)	0	(45)
Receive	1-Day INR-MIBOR Compounded-OIS	7.000	Semi-Annual	06/15/2027		4,137,400	267	(1,666)	(1,399)	52	0
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/21/2027		12,914,800	5,106	(4,958)	148	184	0
Receive	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	09/21/2027		9,680,100	(23)	(2,130)	(2,153)	131	0
Receive	1-Day INR-MIBOR Compounded-OIS	7.000	Semi-Annual	09/21/2027		6,144,400	371	(2,456)	(2,085)	81	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	12/21/2027		15,416,500	(142)	(188)	(330)	0	(227)
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	12/21/2027		54,273,270	4,158	1,730	5,888	0	(779)
Pay	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/15/2028		10,454,100	(313)	129	(184)	0	(156)
Receive	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	03/15/2028		26,500,500	692	(3,619)	(2,927)	385	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	03/16/2032	JPY	99,147,200	(7,612)	7,612	0	402	(402)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Annual	09/14/2032		1,420,000	(66)	(253)	(319)	0	(11)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Annual	09/14/2032		1,420,000	517	(197)	320	11	0
Pay(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		13,880,000	2,455	(648)	1,807	0	(116)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		2,300,000	1,346	(439)	907	0	(11)
Pay(5)	1-Day JPY-MUTKCALM Compounded-OIS	1.200	Annual	09/20/2053		9,370,000	(219)	3,001	2,782	41	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.750	Semi-Annual	09/15/2026	SGD	142,700	(7,107)	(1,004)	(8,111)	0	(138)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.000%	Semi-Annual	12/15/2026		SGD	425,400	$19,120	$5,517	$24,637	$450	$0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2027			159,000	(6,223)	(1,656)	(7,879)	0	(183)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	03/16/2027			61,900	1,914	717	2,631	71	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.000	Semi-Annual	06/15/2027			201,900	3,916	2,557	6,473	244	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	06/15/2027			127,700	2,837	(766)	2,071	152	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027			17,200	184	(327)	(143)	0	(20)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	09/21/2027			70,700	(1,689)	1,748	59	0	(87)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027			131,200	601	(1,827)	(1,226)	165	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	3.250	Semi-Annual	12/21/2027			128,751	(170)	1,373	1,203	0	(162)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	03/15/2028			350,900	(2,001)	(456)	(2,457)	0	(464)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	09/20/2028	$		15,000	540	(438)	102	0	(49)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	09/20/2033			8,800	422	(357)	65	0	(49)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	09/20/2053			4,700	145	(254)	(109)	0	(60)
Receive	1-Year BRL-CDI	5.338	Maturity	01/02/2025		BRL	82,200	815	1,651	2,466	20	0
Receive	1-Year BRL-CDI	5.615	Maturity	01/02/2025			74,500	649	1,477	2,126	18	0
Pay	1-Year BRL-CDI	5.675	Maturity	01/02/2025			71,900	(471)	(1,391)	(1,862)	0	(17)
Pay	1-Year BRL-CDI	5.770	Maturity	01/02/2025			86,500	(814)	(1,727)	(2,541)	0	(21)
Pay	1-Year BRL-CDI	5.840	Maturity	01/02/2025			219,900	(1,950)	(4,364)	(6,314)	0	(53)
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025			225,800	1,092	4,287	5,379	51	0
Pay	1-Year BRL-CDI	5.877	Maturity	01/02/2025			103,500	(575)	(1,980)	(2,555)	0	(24)
Pay	1-Year BRL-CDI	5.950	Maturity	01/02/2025			78,500	(533)	(1,522)	(2,055)	0	(18)
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025			50,200	(96)	(920)	(1,016)	0	(11)
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025			123,300	194	2,250	2,444	27	0
Receive	1-Year BRL-CDI	6.479	Maturity	01/02/2025			3,500	4	64	68	1	0
Receive	1-Year BRL-CDI	6.620	Maturity	01/02/2025			187,800	570	3,487	4,057	41	0
Receive	1-Year BRL-CDI	6.630	Maturity	01/02/2025			169,000	502	3,136	3,638	37	0
Receive	1-Year BRL-CDI	6.840	Maturity	01/02/2025			267,300	1,179	5,042	6,221	60	0
Pay	1-Year BRL-CDI	6.912	Maturity	01/02/2025			154,100	(1,919)	(460)	(2,379)	0	(31)
Receive	1-Year BRL-CDI	7.010	Maturity	01/02/2025			112,400	413	2,103	2,516	25	0
Receive	1-Year BRL-CDI	7.328	Maturity	01/02/2025			349,600	(206)	7,402	7,196	76	0
Pay	1-Year BRL-CDI	7.715	Maturity	01/02/2025			176,500	0	(3,522)	(3,522)	0	(38)
Pay	1-Year BRL-CDI	8.075	Maturity	01/02/2025			15,000	35	(297)	(262)	0	(3)
Receive	1-Year BRL-CDI	8.180	Maturity	01/02/2025			200,300	0	3,550	3,550	42	0
Pay	1-Year BRL-CDI	8.550	Maturity	01/02/2025			248,700	3,084	(3,772)	(688)	0	(42)
Receive	1-Year BRL-CDI	8.730	Maturity	01/02/2025			223,700	0	3,387	3,387	45	0
Receive	1-Year BRL-CDI	8.985	Maturity	01/02/2025			168,600	0	2,335	2,335	34	0
Receive	1-Year BRL-CDI	9.630	Maturity	01/02/2025			460,500	147	4,671	4,818	88	0
Receive	1-Year BRL-CDI	10.193	Maturity	01/02/2025			137,600	(112)	1,261	1,149	25	0
Pay	1-Year BRL-CDI	10.813	Maturity	01/02/2025			256,200	0	(1,450)	(1,450)	0	(45)
Receive	1-Year BRL-CDI	10.295	Maturity	01/04/2027			217,800	1,455	1,047	2,502	0	(11)
Pay	1-Year BRL-CDI	10.445	Maturity	01/04/2027			451,800	0	(4,710)	(4,710)	21	0
Receive	1-Year BRL-CDI	11.043	Maturity	01/04/2027			313,800	0	2,128	2,128	0	(13)
Pay	1-Year BRL-CDI	11.070	Maturity	01/04/2027			194,900	0	(1,322)	(1,322)	8	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/04/2027			416,200	0	(2,555)	(2,555)	17	0
Pay	1-Year BRL-CDI	11.240	Maturity	01/04/2027			742,000	(430)	(3,359)	(3,789)	29	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027			1,797,400	(251)	(7,850)	(8,101)	69	0
Pay	1-Year BRL-CDI	11.426	Maturity	01/04/2027			219,400	0	(908)	(908)	8	0
Receive	1-Year BRL-CDI	11.451	Maturity	01/04/2027			414,500	0	1,438	1,438	0	(15)
Receive	1-Year BRL-CDI	11.505	Maturity	01/04/2027			391,000	0	1,247	1,247	0	(14)
Receive	1-Year BRL-CDI	11.575	Maturity	01/04/2027			118,800	0	354	354	0	(4)

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	11.595%	Maturity	01/04/2027	BRL	442,500	$0	$1,189	$1,189	$0	$(16)
Receive	1-Year BRL-CDI	11.665	Maturity	01/04/2027		364,000	0	1,191	1,191	0	(13)
Pay	1-Year BRL-CDI	11.918	Maturity	01/04/2027		929,200	0	(1,412)	(1,412)	31	0
Receive	1-Year BRL-CDI	11.945	Maturity	01/04/2027		643,300	(1,860)	2,887	1,027	0	(22)
Pay	1-Year BRL-CDI	12.040	Maturity	01/04/2027		204,700	0	(5)	(5)	6	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/04/2027		404,600	0	(270)	(270)	13	0
Receive	1-Year BRL-CDI	12.140	Maturity	01/04/2027		249,500	0	141	141	0	(8)
Receive	1-Year BRL-CDI	12.195	Maturity	01/04/2027		610,100	0	165	165	0	(19)
Pay	1-Year BRL-CDI	12.260	Maturity	01/04/2027		663,300	0	661	661	20	0
Receive	1-Year BRL-CDI	12.455	Maturity	01/04/2027		273,100	0	(323)	(323)	0	(8)
Receive	1-Year BRL-CDI	12.690	Maturity	01/04/2027		202,000	0	(620)	(620)	0	(5)
Receive	1-Year BRL-CDI	12.718	Maturity	01/04/2027		1,184,200	0	(3,064)	(3,064)	0	(32)
Receive	1-Year BRL-CDI	12.740	Maturity	01/04/2027		477,300	0	(1,459)	(1,459)	0	(13)
Receive	1-Year BRL-CDI	13.030	Maturity	01/04/2027		292,000	0	(1,347)	(1,347)	0	(7)
Receive	1-Year BRL-CDI	13.080	Maturity	01/04/2027		452,800	0	(2,121)	(2,121)	0	(11)
Receive	1-Year BRL-CDI	13.190	Maturity	01/04/2027		411,200	0	(2,137)	(2,137)	0	(10)
Pay	1-Year BRL-CDI	13.280	Maturity	01/04/2027		458,200	0	2,523	2,523	10	0
Pay	1-Year BRL-CDI	12.455	Maturity	01/02/2029		165,500	0	110	110	25	0
Pay	1-Year BRL-CDI	12.560	Maturity	01/02/2029		331,500	0	404	404	49	0
Pay	1-Year BRL-CDI	12.640	Maturity	01/02/2029		232,000	0	377	377	34	0
Receive	3-Month CNY-CNREPOFIX	2.268	Quarterly	09/16/2025	CNY	117,400	(104)	216	112	0	(5)
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		493,500	(1,090)	1,525	435	0	(15)
Receive	3-Month CNY-CNREPOFIX	2.345	Quarterly	09/16/2025		168,100	(119)	238	119	0	(5)
Receive	3-Month CNY-CNREPOFIX	2.725	Quarterly	09/16/2025		76,100	12	(63)	(51)	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	12/16/2025		63,700	(8)	23	15	3	0
Receive	3-Month CNY-CNREPOFIX	2.645	Quarterly	12/16/2025		135,600	(7)	(29)	(36)	0	(4)
Receive	3-Month CNY-CNREPOFIX	2.718	Quarterly	12/16/2025		66,800	7	(45)	(38)	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.780	Quarterly	12/16/2025		453,400	37	(394)	(357)	0	(15)
Pay	3-Month CNY-CNREPOFIX	2.623	Quarterly	03/17/2026		24,000	(23)	25	2	1	0
Pay	3-Month CNY-CNREPOFIX	2.663	Quarterly	03/17/2026		106,000	(72)	100	28	4	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		130,200	(50)	101	51	3	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		59,500	12	36	48	2	0
Pay	3-Month CNY-CNREPOFIX	2.823	Quarterly	03/17/2026		116,600	49	60	109	5	0
Receive	3-Month CNY-CNREPOFIX	2.900	Quarterly	03/17/2026		354,400	(338)	(100)	(438)	0	(9)
Receive	3-Month CNY-CNREPOFIX	2.927	Quarterly	03/17/2026		90,000	(102)	(22)	(124)	0	(4)
Receive	3-Month CNY-CNREPOFIX	2.993	Quarterly	03/17/2026		115,000	(183)	(7)	(190)	0	(5)
Pay	3-Month CNY-CNREPOFIX	2.800	Quarterly	06/16/2026		905,900	353	315	668	16	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/15/2026		244,900	(204)	403	199	0	0
Pay	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/15/2026		1,249,400	2,832	(2,325)	507	0	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026		739,000	580	(1,330)	(750)	0	(15)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027		819,600	(136)	1,141	1,005	30	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/15/2027		1,927,400	853	(3,614)	(2,761)	0	(49)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/21/2027		5,597,160	1,045	(10,314)	(9,269)	0	(80)
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/21/2027		4,868,800	(1,738)	2,290	552	101	0
Receive	3-Month CNY-CNREPOFIX	2.250	Quarterly	12/21/2027		967,200	2,042	1,341	3,383	0	(6)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/21/2027		103,600	38	(229)	(191)	2	0
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	12/21/2027		5,956,800	1,499	(228)	1,271	0	(179)
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	03/15/2028		1,144,000	1,529	(1,089)	440	0	(1)
Pay	3-Month CNY-CNREPOFIX	3.000	Quarterly	03/15/2028		3,328,000	3,445	939	4,384	0	(28)
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025	COP	32,399,200	397	240	637	3	0
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	18	401	419	2	0
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	54	501	555	2	0
Pay	3-Month COP-IBR Compounded-OIS	3.850	Quarterly	04/24/2025		63,969,600	(77)	(1,700)	(1,777)	0	(6)
Pay	3-Month COP-IBR Compounded-OIS	3.612	Quarterly	05/08/2025		46,881,400	(101)	(1,228)	(1,329)	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	3.400	Quarterly	08/28/2025		31,428,600	(285)	1,241	956	1	0
Pay	3-Month COP-IBR Compounded-OIS	3.295	Quarterly	10/09/2025		44,251,300	(192)	(1,323)	(1,515)	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	3.220%	Quarterly	12/11/2025	COP	57,840,600	$(796)	$2,688	$1,892	$0	$(1)
Pay	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		34,052,300	236	(1,480)	(1,244)	1	0
Receive	3-Month COP-IBR Compounded-OIS	3.940	Quarterly	03/05/2026		89,552,200	(545)	3,295	2,750	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	4.110	Quarterly	03/23/2026		115,138,400	(557)	3,928	3,371	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	4.240	Quarterly	04/16/2026		50,997,400	(39)	1,665	1,626	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	4.490	Quarterly	04/30/2026		49,073,600	(43)	(1,426)	(1,469)	5	0
Pay	3-Month COP-IBR Compounded-OIS	4.885	Quarterly	05/14/2026		50,530,000	0	(1,371)	(1,371)	4	0
Pay	3-Month COP-IBR Compounded-OIS	4.660	Quarterly	06/11/2026		53,430,200	(173)	(1,306)	(1,479)	4	0
Receive	3-Month COP-IBR Compounded-OIS	6.190	Quarterly	11/05/2026		5,041,000	0	104	104	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	11/05/2026		87,500,000	0	1,804	1,804	0	(11)
Receive	3-Month COP-IBR Compounded-OIS	6.210	Quarterly	11/05/2026		87,500,000	0	1,798	1,798	0	(11)
Pay	3-Month COP-IBR Compounded-OIS	6.280	Quarterly	12/03/2026		92,433,900	0	(1,792)	(1,792)	11	0
Receive	3-Month COP-IBR Compounded-OIS	6.130	Quarterly	12/13/2026		139,603,500	0	2,810	2,810	0	(16)
Receive	3-Month COP-IBR Compounded-OIS	6.950	Quarterly	02/04/2027		118,830,200	0	1,880	1,880	0	(13)
Receive	3-Month COP-IBR Compounded-OIS	8.370	Quarterly	03/31/2027		120,377,700	(332)	866	534	209	0
Pay	3-Month COP-IBR Compounded-OIS	7.900	Quarterly	04/08/2027		139,442,500	0	(1,337)	(1,337)	11	0
Receive	3-Month COP-IBR Compounded-OIS	8.540	Quarterly	04/29/2027		134,500,000	0	587	587	0	(10)
Receive	3-Month COP-IBR Compounded-OIS	9.090	Quarterly	05/13/2027		196,392,900	0	(17)	(17)	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	9.160	Quarterly	05/20/2027		172,264,800	0	(133)	(133)	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	8.494	Quarterly	05/27/2027		180,344,100	0	727	727	0	(9)
Pay	3-Month COP-IBR Compounded-OIS	8.350	Quarterly	06/03/2027		174,794,900	0	(874)	(874)	7	0
Receive	3-Month COP-IBR Compounded-OIS	9.130	Quarterly	06/24/2027		63,535,200	0	(80)	(80)	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	06/24/2027		128,341,400	0	(171)	(171)	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	9.210	Quarterly	06/24/2027		95,938,500	0	(177)	(177)	0	(3)
Pay	3-Month COP-IBR Compounded-OIS	8.970	Quarterly	08/05/2027		409,355,700	0	(222)	(222)	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	10.200	Quarterly	09/26/2027		229,000,000	0	(2,310)	(2,310)	14	0
Receive	3-Month COP-IBR Compounded-OIS	10.478	Quarterly	09/29/2027		283,666,800	0	(3,482)	(3,482)	17	0
Receive	3-Month COP-IBR Compounded-OIS	10.390	Quarterly	09/30/2027		277,488,000	0	(3,225)	(3,225)	18	0
Receive	3-Month COP-IBR Compounded-OIS	10.810	Quarterly	10/14/2027		110,710,100	0	(1,615)	(1,615)	9	0
Receive	3-Month COP-IBR Compounded-OIS	10.920	Quarterly	10/18/2027		56,554,300	0	(879)	(879)	5	0
Receive	3-Month COP-IBR Compounded-OIS	10.940	Quarterly	10/18/2027		113,477,700	0	(1,783)	(1,783)	9	0

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	11.424%	Quarterly	10/21/2027	COP	376,763,200	$0	$7,431	$7,431	$0	$(28)
Pay	3-Month COP-IBR Compounded-OIS	11.450	Quarterly	10/21/2027		109,261,200	0	2,178	2,178	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	11.800	Quarterly	10/24/2027		56,481,600	0	1,291	1,291	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	11.850	Quarterly	10/24/2027		36,040,500	0	839	839	0	(3)
Pay	3-Month COP-IBR Compounded-OIS	10.210	Quarterly	11/18/2027		50,952,000	0	525	525	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	10.275	Quarterly	11/18/2027		101,119,800	0	1,095	1,095	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	10.420	Quarterly	11/21/2027		101,119,800	0	1,218	1,218	0	(12)
Pay	3-Month COP-IBR Compounded-OIS	10.430	Quarterly	11/21/2027		104,019,900	0	1,261	1,261	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	10.443	Quarterly	11/21/2027		313,549,300	0	3,834	3,834	0	(38)
Receive	3-Month COP-IBR Compounded-OIS	10.195	Quarterly	12/15/2027		204,241,800	0	(2,171)	(2,171)	31	0
Receive	3-Month COP-IBR Compounded-OIS	10.260	Quarterly	12/16/2027		252,298,600	0	(2,819)	(2,819)	38	0
Pay	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	02/07/2028		386,860,400	0	669	669	0	(82)
Pay	3-Month COP-IBR Compounded-OIS	8.970	Quarterly	02/08/2028		86,586,300	0	26	26	0	(19)
Pay	3-Month COP-IBR Compounded-OIS	8.990	Quarterly	02/08/2028		211,014,700	0	100	100	0	(45)
Pay	3-Month COP-IBR Compounded-OIS	8.992	Quarterly	02/08/2028		216,642,000	0	107	107	0	(46)
Pay	3-Month COP-IBR Compounded-OIS	9.040	Quarterly	02/08/2028		43,609,700	0	39	39	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	10.240	Quarterly	02/24/2028		624,000,000	0	(7,137)	(7,137)	127	0
Receive	3-Month COP-IBR Compounded-OIS	9.980	Quarterly	03/13/2028		237,247,800	0	(2,268)	(2,268)	51	0
Pay	3-Month COP-IBR Compounded-OIS	9.220	Quarterly	03/23/2028		210,000,000	0	702	702	0	(49)
Pay	3-Month COP-IBR Compounded-OIS	8.985	Quarterly	03/24/2028		123,000,000	0	171	171	0	(29)
Pay	3-Month COP-IBR Compounded-OIS	9.020	Quarterly	03/24/2028		71,974,300	0	121	121	0	(17)
Pay	3-Month COP-IBR Compounded-OIS	9.050	Quarterly	03/24/2028		105,785,000	0	205	205	0	(25)
Pay	3-Month COP-IBR Compounded-OIS	8.750	Quarterly	03/27/2028		79,094,500	0	(42)	(42)	0	(19)
Pay	3-Month COP-IBR Compounded-OIS	8.880	Quarterly	03/27/2028		121,000,000	0	69	69	0	(29)
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025	HKD	207,300	689	(1,945)	(1,256)	0	(109)
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	2,605	(5,225)	(2,620)	0	(263)
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	1,592	(2,995)	(1,403)	0	(146)
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	(1,075)	1,961	886	95	0
Pay	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	190	(1,088)	(898)	0	(77)
Receive	3-Month HKD-HIBOR	1.120	Quarterly	06/17/2025		84,100	(183)	799	616	55	0
Pay	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	810	(1,866)	(1,056)	0	(112)
Receive	3-Month HKD-HIBOR	0.575	Quarterly	09/16/2025		110,900	97	981	1,078	85	0
Pay	3-Month HKD-HIBOR	0.618	Quarterly	09/16/2025		236,200	(153)	(2,112)	(2,265)	0	(181)
Receive	3-Month HKD-HIBOR	0.700	Quarterly	09/16/2025		317,800	65	2,902	2,967	243	0
Pay	3-Month HKD-HIBOR	0.790	Quarterly	09/16/2025		116,500	32	(1,087)	(1,055)	0	(89)
Receive	3-Month HKD-HIBOR	1.085	Quarterly	09/16/2025		304,200	(566)	3,044	2,478	227	0
Receive	3-Month HKD-HIBOR	0.550	Quarterly	12/16/2025		101,900	135	949	1,084	85	0
Pay	3-Month HKD-HIBOR	0.583	Quarterly	12/16/2025		232,700	(265)	(2,186)	(2,451)	0	(194)
Pay	3-Month HKD-HIBOR	0.680	Quarterly	12/16/2025		93,400	(55)	(898)	(953)	0	(77)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month HKD-HIBOR	0.698%	Quarterly	12/16/2025	HKD	58,000	$28	$560	$588	$48	$0
Pay	3-Month HKD-HIBOR	0.705	Quarterly	12/16/2025		60,000	(27)	(580)	(607)	0	(50)
Pay	3-Month HKD-HIBOR	0.500	Quarterly	03/17/2026		450,200	(884)	(4,350)	(5,234)	0	(395)
Receive	3-Month HKD-HIBOR	0.560	Quarterly	03/17/2026		83,300	134	816	950	73	0
Receive	3-Month HKD-HIBOR	0.568	Quarterly	03/17/2026		152,300	237	1,496	1,733	133	0
Pay	3-Month HKD-HIBOR	0.598	Quarterly	03/17/2026		65,100	(90)	(644)	(734)	0	(57)
Receive	3-Month HKD-HIBOR	0.607	Quarterly	03/17/2026		180,800	239	1,792	2,031	158	0
Receive	3-Month HKD-HIBOR	0.608	Quarterly	03/17/2026		154,400	204	1,530	1,734	135	0
Receive	3-Month HKD-HIBOR	0.670	Quarterly	03/17/2026		229,500	217	2,308	2,525	199	0
Receive	3-Month HKD-HIBOR	0.900	Quarterly	03/17/2026		594,600	(256)	6,296	6,040	509	0
Pay	3-Month HKD-HIBOR	0.910	Quarterly	03/17/2026		98,100	48	(1,041)	(993)	0	(84)
Receive	3-Month HKD-HIBOR	1.000	Quarterly	03/17/2026		179,800	(185)	1,945	1,760	153	0
Pay	3-Month HKD-HIBOR	1.000	Quarterly	06/16/2026		481,500	371	(5,429)	(5,058)	0	(433)
Receive	3-Month HKD-HIBOR	0.750	Quarterly	09/15/2026		663,700	4,179	3,967	8,146	638	0
Pay	3-Month HKD-HIBOR	0.883	Quarterly	09/15/2026		2,100	(23)	(2)	(25)	0	(2)
Receive	3-Month HKD-HIBOR	1.250	Quarterly	12/15/2026		963,300	9,284	1,056	10,340	939	0
Pay	3-Month HKD-HIBOR	1.500	Quarterly	03/16/2027		954,300	(2,821)	(6,792)	(9,613)	0	(961)
Receive	3-Month HKD-HIBOR	1.750	Quarterly	03/16/2027		423,800	(65)	3,823	3,758	419	0
Receive	3-Month HKD-HIBOR	2.000	Quarterly	03/16/2027		209,200	(121)	1,724	1,603	203	0
Pay	3-Month HKD-HIBOR	2.750	Quarterly	03/16/2027		336,800	94	(1,455)	(1,361)	0	(307)
Receive	3-Month HKD-HIBOR	3.000	Quarterly	06/15/2027		188,500	62	490	552	179	0
Receive	3-Month HKD-HIBOR	3.000	Quarterly	09/21/2027		131,800	38	(427)	(389)	0	(130)
Pay	3-Month HKD-HIBOR	3.000	Quarterly	09/21/2027		363,500	699	374	1,073	358	0
Receive	3-Month HKD-HIBOR	3.250	Quarterly	09/21/2027		301,000	62	421	483	290	0
Receive	3-Month HKD-HIBOR	3.500	Quarterly	09/21/2027		1,026,490	(264)	526	262	967	0
Receive	3-Month HKD-HIBOR	3.750	Quarterly	09/21/2027		1,301,900	133	(1,556)	(1,423)	1,198	0
Pay	3-Month HKD-HIBOR	4.000	Quarterly	12/21/2027		977,000	(875)	3,477	2,602	0	(918)
Pay	3-Month HKD-HIBOR	4.500	Quarterly	12/21/2027		434,500	776	1,613	2,389	0	(388)
Pay	3-Month HKD-HIBOR	3.250	Quarterly	03/15/2028		2,866,800	(1,399)	(3,250)	(4,649)	0	(3,048)
Receive	3-Month HKD-HIBOR	3.750	Quarterly	03/15/2028		767,500	1,848	(2,886)	(1,038)	780	0
Receive	3-Month ILS-TELBOR	0.730	Annual	05/21/2026	ILS	46,000	99	1,055	1,154	46	0
Pay	3-Month ILS-TELBOR	0.628	Annual	06/25/2026		115,000	(436)	(2,551)	(2,987)	0	(117)
Receive	3-Month ILS-TELBOR	0.601	Annual	07/05/2026		46,700	198	1,148	1,346	47	0
Pay	3-Month ILS-TELBOR	0.520	Annual	07/26/2026		358,400	(1,989)	(8,555)	(10,544)	0	(359)
Receive	3-Month ILS-TELBOR	0.692	Annual	09/13/2026		690,300	2,358	16,695	19,053	698	0
Pay	3-Month ILS-TELBOR	0.900	Annual	10/07/2026		85,500	(15)	(2,347)	(2,362)	0	(86)
Receive	3-Month ILS-TELBOR	1.049	Annual	11/12/2026		101,400	0	2,613	2,613	101	0
Pay	3-Month ILS-TELBOR	0.905	Annual	11/25/2026		149,100	(95)	(3,978)	(4,073)	0	(149)
Pay	3-Month ILS-TELBOR	0.750	Annual	12/10/2026		449,700	(1,396)	(11,540)	(12,936)	0	(438)
Pay	3-Month ILS-TELBOR	0.760	Annual	12/10/2026		160,000	(472)	(4,114)	(4,586)	0	(156)
Receive	3-Month ILS-TELBOR	0.965	Annual	01/14/2027		197,000	(8)	5,697	5,689	198	0
Receive	3-Month ILS-TELBOR	1.105	Annual	01/21/2027		360,600	0	9,868	9,868	362	0
Receive	3-Month ILS-TELBOR	1.178	Annual	02/04/2027		297,900	4,079	3,820	7,899	300	0
Receive	3-Month ILS-TELBOR	1.398	Annual	03/04/2027		120,000	0	2,921	2,921	124	0
Pay	3-Month ILS-TELBOR	1.683	Annual	03/21/2027		159,900	0	(3,402)	(3,402)	0	(168)
Pay	3-Month ILS-TELBOR	1.885	Annual	04/01/2027		149,500	0	(2,445)	(2,445)	0	(155)
Receive	3-Month ILS-TELBOR	2.025	Annual	04/11/2027		165,700	342	2,079	2,421	175	0
Receive	3-Month ILS-TELBOR	2.450	Annual	05/20/2027		352,700	0	3,138	3,138	384	0
Receive	3-Month ILS-TELBOR	2.390	Annual	05/27/2027		232,900	32	2,246	2,278	256	0
Pay	3-Month ILS-TELBOR	2.825	Annual	06/10/2027		240,800	0	(982)	(982)	0	(261)
Pay	3-Month ILS-TELBOR	2.840	Annual	06/10/2027		101,000	0	(393)	(393)	0	(110)
Receive	3-Month ILS-TELBOR	3.210	Annual	06/17/2027		405,400	(2,982)	2,647	(335)	457	0
Receive	3-Month ILS-TELBOR	2.670	Annual	07/15/2027		145,600	1,153	78	1,231	166	0
Receive	3-Month ILS-TELBOR	2.666	Annual	07/18/2027		307,600	2,339	283	2,622	352	0
Pay	3-Month ILS-TELBOR	3.290	Annual	11/16/2027		342,738	0	(952)	(952)	0	(435)
Pay	3-Month ILS-TELBOR	3.260	Annual	11/18/2027		557,400	268	(2,020)	(1,752)	0	(709)
Receive	3-Month ILS-TELBOR	3.670	Annual	12/30/2027		151,900	0	(305)	(305)	203	0
Receive	3-Month ILS-TELBOR	3.650	Annual	01/02/2028		150,800	0	110	110	199	0
Receive	3-Month ILS-TELBOR	3.570	Annual	01/05/2028		257,800	0	476	476	345	0
Receive	3-Month ILS-TELBOR	3.475	Annual	01/06/2028		64,300	0	195	195	86	0
Receive	3-Month ILS-TELBOR	3.980	Annual	02/23/2028		68,400	0	(227)	(227)	95	0
Receive	3-Month ILS-TELBOR	4.030	Annual	02/24/2028		375,300	800	(2,259)	(1,459)	520	0
Receive	3-Month ILS-TELBOR	4.039	Annual	02/24/2028		83,200	0	(333)	(333)	115	0

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ILS-TELBOR	3.870%	Annual	03/16/2028	ILS	255,500	$790	$(253)	$537	$0	$(360)
Pay	3-Month ILS-TELBOR	3.590	Annual	03/31/2028		193,000	0	(258)	(258)	0	(275)
Pay(5)	3-Month ILS-TELBOR	3.530	Annual	04/03/2028		232,700	0	(473)	(473)	0	(473)
Pay	3-Month KRW-KORIBOR	0.000	Quarterly	09/16/2025	KRW	86,195,100	538	700	1,238	74	(39)
Receive	3-Month KRW-KORIBOR	0.000	Quarterly	09/16/2025		26,840,300	(631)	(607)	(1,238)	0	(35)
Pay	3-Month KRW-KORIBOR	0.000	Quarterly	12/16/2025		19,900,000	(241)	241	0	13	(13)
Pay	3-Month KRW-KORIBOR	0.000	Quarterly	03/17/2026		373,313,600	(6,163)	6,163	0	236	(236)
Pay	3-Month KRW-KORIBOR	1.500	Quarterly	06/16/2026		103,650,800	(1,993)	1,993	0	67	(67)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	03/16/2027		189,233,200	(2,421)	2,421	0	154	(154)
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		72,160,300	1,310	159	1,469	117	0
Receive	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		72,160,300	340	(1,809)	(1,469)	0	(117)
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	06/15/2027		57,464,700	1,084	135	1,219	100	0
Receive	3-Month KRW-KORIBOR	2.500	Quarterly	06/15/2027		57,464,700	(594)	(625)	(1,219)	0	(100)
Pay	3-Month KRW-KORIBOR	2.750	Quarterly	06/15/2027		123,617,900	1,406	265	1,671	215	0
Receive	3-Month KRW-KORIBOR	2.750	Quarterly	06/15/2027		123,617,900	130	(1,801)	(1,671)	0	(215)
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2027		112,884,200	(18)	18	0	98	(18)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	09/21/2027		67,680,200	(287)	123	(164)	126	0
Receive	3-Month KRW-KORIBOR	3.250	Quarterly	09/21/2027		67,680,200	(73)	237	164	0	(126)
Pay	3-Month KRW-KORIBOR	3.750	Quarterly	12/21/2027		124,802,700	417	2,077	2,494	0	(246)
Pay	3-Month KRW-KORIBOR	4.000	Quarterly	12/21/2027		80,160,200	(257)	2,544	2,287	0	(158)
Receive	3-Month KRW-KORIBOR	4.250	Quarterly	12/21/2027		95,011,300	76	(3,598)	(3,522)	188	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	03/15/2028		358,481,500	2,945	(1,766)	1,179	0	(805)
Receive	3-Month KRW-KORIBOR	3.500	Quarterly	03/15/2028		114,421,000	1	(1,403)	(1,402)	237	0
Receive	3-Month KRW-KORIBOR	4.000	Quarterly	03/15/2028		201,441,100	(6,236)	154	(6,082)	419	0
Receive	3-Month PLN-WIBOR	5.170	Annual	01/24/2028	PLN	266,600	1,265	(157)	1,108	213	0
Receive	3-Month PLN-WIBOR	6.040	Annual	02/24/2028		252,100	0	(1,220)	(1,220)	191	0
Pay	3-Month PLN-WIBOR	5.430	Annual	03/16/2028		226,100	0	(215)	(215)	0	(172)
Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028	THB	2,487,200	81	(677)	(596)	0	(48)
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025	ZAR	553,100	2,181	(2,751)	(570)	0	(174)
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	(447)	684	237	49	0
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	634	(892)	(258)	0	(60)
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	(2,567)	2,724	157	140	0
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	(3,035)	3,471	436	192	0
Pay	3-Month ZAR-JIBAR	6.200	Quarterly	04/22/2025		227,300	505	(931)	(426)	0	(75)
Pay	3-Month ZAR-JIBAR	6.320	Quarterly	04/23/2025		161,000	407	(687)	(280)	0	(53)
Pay	3-Month ZAR-JIBAR	5.740	Quarterly	05/06/2025		243,100	263	(850)	(587)	0	(79)
Pay	3-Month ZAR-JIBAR	5.330	Quarterly	05/13/2025		265,000	(69)	(695)	(764)	0	(85)
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	05/27/2025		276,500	(44)	(735)	(779)	0	(87)
Pay	3-Month ZAR-JIBAR	5.120	Quarterly	09/02/2025		64,800	(76)	(146)	(222)	0	(21)
Receive	3-Month ZAR-JIBAR	4.938	Quarterly	09/18/2025		285,200	480	557	1,037	92	0
Receive	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		222,100	473	424	897	79	0
Receive	3-Month ZAR-JIBAR	5.780	Quarterly	03/03/2026		570,300	43	1,690	1,733	201	0
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	03/17/2026		19,900	(9)	64	55	7	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		649,650	115	(2,354)	(2,239)	0	(226)
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		488,550	9	(1,754)	(1,745)	0	(170)
Receive	3-Month ZAR-JIBAR	5.860	Quarterly	06/23/2026		1,192,700	0	3,765	3,765	405	0
Receive	3-Month ZAR-JIBAR	6.023	Quarterly	07/01/2026		240,100	36	710	746	93	0
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026		1,002,200	(14)	(3,606)	(3,620)	0	(368)
Receive	3-Month ZAR-JIBAR	5.980	Quarterly	09/22/2026		562,900	0	1,798	1,798	183	0
Receive	3-Month ZAR-JIBAR	6.231	Quarterly	09/29/2026		1,131,400	269	2,859	3,128	363	0
Pay	3-Month ZAR-JIBAR	6.855	Quarterly	11/03/2026		544,160	0	(997)	(997)	0	(189)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		12,500	14	(41)	(27)	0	(4)
Pay	3-Month ZAR-JIBAR	6.300	Quarterly	12/23/2026		123,200	0	(352)	(352)	0	(37)
Pay	3-Month ZAR-JIBAR	6.308	Quarterly	12/23/2026		365,000	0	(1,037)	(1,037)	0	(111)
Pay	3-Month ZAR-JIBAR	6.310	Quarterly	12/23/2026		72,000	0	(204)	(204)	0	(22)
Pay	3-Month ZAR-JIBAR	6.400	Quarterly	12/30/2026		613,500	0	(1,641)	(1,641)	0	(184)
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		680,200	(34)	(1,717)	(1,751)	0	(237)
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	01/12/2027		1,443,300	26	3,329	3,355	494	0
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	02/23/2027		1,384,400	0	(3,602)	(3,602)	0	(422)
Receive	3-Month ZAR-JIBAR	7.049	Quarterly	03/09/2027		1,641,900	265	2,399	2,664	482	0
Receive	3-Month ZAR-JIBAR	7.489	Quarterly	05/18/2027		1,431,400	0	1,253	1,253	415	0
Receive	3-Month ZAR-JIBAR	8.064	Quarterly	07/27/2027		1,810,900	0	(435)	(435)	520	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	37

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	7.980%	Quarterly	08/03/2027	ZAR	860,500	$0	$47	$47	$0	$(242)
Receive	3-Month ZAR-JIBAR	7.740	Quarterly	08/17/2027		2,516,600	4,821	(3,632)	1,189	675	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	10/17/2027		2,539,600	(5)	2,952	2,947	0	(702)
Pay	3-Month ZAR-JIBAR	8.055	Quarterly	11/14/2027		790,100	0	82	82	0	(198)
Pay	3-Month ZAR-JIBAR	7.900	Quarterly	01/06/2028		1,432,000	0	(411)	(411)	0	(374)
Pay	3-Month ZAR-JIBAR	7.730	Quarterly	01/09/2028		1,432,000	0	(993)	(993)	0	(368)
Pay	3-Month ZAR-JIBAR	7.705	Quarterly	01/10/2028		4,619,000	242	(3,718)	(3,476)	0	(1,186)
Receive	3-Month ZAR-JIBAR	8.205	Quarterly	02/17/2028		2,237,700	0	(747)	(747)	516	0
Receive	3-Month ZAR-JIBAR	8.375	Quarterly	02/23/2028		1,400,000	0	(1,006)	(1,006)	318	0
Receive	3-Month ZAR-JIBAR	8.395	Quarterly	02/23/2028		1,110,000	0	(849)	(849)	252	0
Pay	3-Month ZAR-JIBAR	8.430	Quarterly	02/23/2028		742,000	924	(296)	628	0	(169)
Receive	3-Month ZAR-JIBAR	8.465	Quarterly	02/23/2028		1,542,600	0	(1,431)	(1,431)	351	0
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	74	(871)	(797)	19	0
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	(92)	(1,415)	(1,507)	39	0
Pay	6-Month CLP-CHILIBOR	1.520	Semi-Annual	05/08/2025		392,900	(14)	(61)	(75)	2	0
Receive	6-Month CLP-CHILIBOR	1.190	Semi-Annual	08/14/2025		1,251,700	78	140	218	0	(7)
Receive	6-Month CLP-CHILIBOR	1.310	Semi-Annual	10/23/2025		279,400	17	44	61	0	(2)
Receive	6-Month CLP-CHILIBOR	1.750	Semi-Annual	02/12/2026		14,274,600	629	1,866	2,495	0	(70)
Receive	6-Month CLP-CHILIBOR	2.290	Semi-Annual	03/09/2026		16,319,000	157	2,289	2,446	0	(79)
Receive	6-Month CLP-CHILIBOR	2.525	Semi-Annual	03/22/2026		16,304,900	(89)	2,345	2,256	0	(79)
Pay	6-Month CLP-CHILIBOR	6.200	Semi-Annual	03/23/2026		10,804,200	0	(126)	(126)	59	0
Pay	6-Month CLP-CHILIBOR	6.205	Semi-Annual	03/23/2026		41,488,300	0	(477)	(477)	227	0
Pay	6-Month CLP-CHILIBOR	6.250	Semi-Annual	03/24/2026		57,611,400	0	(560)	(560)	315	0
Pay	6-Month CLP-CHILIBOR	6.210	Semi-Annual	03/27/2026		30,268,800	0	(313)	(313)	166	0
Pay	6-Month CLP-CHILIBOR	6.300	Semi-Annual	03/27/2026		74,000,000	0	(536)	(536)	407	0
Pay	6-Month CLP-CHILIBOR	2.500	Semi-Annual	05/07/2026		9,017,900	7	(1,662)	(1,655)	48	0
Pay	6-Month CLP-CHILIBOR	2.840	Semi-Annual	05/28/2026		12,369,600	0	(2,028)	(2,028)	68	0
Receive	6-Month CLP-CHILIBOR	3.075	Semi-Annual	06/11/2026		12,134,300	0	1,829	1,829	0	(66)
Receive	6-Month CLP-CHILIBOR	3.170	Semi-Annual	06/21/2026		15,197,900	0	2,199	2,199	0	(81)
Pay	6-Month CLP-CHILIBOR	3.570	Semi-Annual	07/09/2026		20,313,700	3	(2,514)	(2,511)	108	0
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	07/19/2026		5,879,800	0	750	750	0	(69)
Receive	6-Month CLP-CHILIBOR	3.728	Semi-Annual	08/20/2026		37,043,400	0	3,954	3,954	0	(172)
Receive	6-Month CLP-CHILIBOR	4.395	Semi-Annual	09/24/2026		16,226,600	0	1,168	1,168	0	(81)
Receive	6-Month CLP-CHILIBOR	5.620	Semi-Annual	10/22/2026		52,420,300	0	2,781	2,781	0	(292)
Pay	6-Month CLP-CHILIBOR	5.220	Semi-Annual	11/19/2026		26,905,300	0	(1,725)	(1,725)	150	0
Receive	6-Month CLP-CHILIBOR	5.960	Semi-Annual	01/18/2027		37,800,000	0	609	609	0	(202)
Receive	6-Month CLP-CHILIBOR	5.975	Semi-Annual	01/18/2027		16,508,200	0	255	255	0	(88)
Receive	6-Month CLP-CHILIBOR	6.220	Semi-Annual	03/11/2027		46,769,000	1,897	(2,296)	(399)	0	(242)
Receive	6-Month CLP-CHILIBOR	6.760	Semi-Annual	04/18/2027		33,032,800	0	(377)	(377)	0	(182)
Receive	6-Month CLP-CHILIBOR	6.885	Semi-Annual	05/13/2027		47,835,800	0	(1,169)	(1,169)	0	(276)
Pay	6-Month CLP-CHILIBOR	6.230	Semi-Annual	05/27/2027		48,685,700	(4)	(252)	(256)	279	0
Pay	6-Month CLP-CHILIBOR	6.207	Semi-Annual	05/31/2027		53,363,100	0	(327)	(327)	298	0
Receive	6-Month CLP-CHILIBOR	7.161	Semi-Annual	06/17/2027		84,399,400	0	(3,950)	(3,950)	0	(479)
Receive	6-Month CLP-CHILIBOR	7.174	Semi-Annual	06/17/2027		50,663,400	0	(2,403)	(2,403)	0	(288)
Receive	6-Month CLP-CHILIBOR	7.480	Semi-Annual	09/23/2027		39,184,900	0	(3,333)	(3,333)	0	(206)
Receive	6-Month CLP-CHILIBOR	7.700	Semi-Annual	09/26/2027		19,765,100	0	(1,918)	(1,918)	0	(106)
Pay	6-Month CLP-CHILIBOR	6.936	Semi-Annual	10/18/2027		44,035,100	0	1,534	1,534	236	0
Pay	6-Month CLP-CHILIBOR	6.804	Semi-Annual	10/19/2027		40,372,000	0	1,118	1,118	216	0
Pay	6-Month CLP-CHILIBOR	5.261	Semi-Annual	11/17/2027		60,180,600	0	(3,087)	(3,087)	311	0
Pay	6-Month CLP-CHILIBOR	5.280	Semi-Annual	11/17/2027		61,454,300	0	(3,088)	(3,088)	317	0
Pay	6-Month CLP-CHILIBOR	5.300	Semi-Annual	11/17/2027		14,988,800	0	(736)	(736)	77	0
Pay	6-Month CLP-CHILIBOR	5.358	Semi-Annual	11/18/2027		38,109,400	0	(1,738)	(1,738)	199	0
Pay	6-Month CLP-CHILIBOR	5.420	Semi-Annual	11/18/2027		114,815,100	0	(4,839)	(4,839)	600	0
Pay	6-Month CLP-CHILIBOR	5.530	Semi-Annual	11/18/2027		38,371,600	0	(1,382)	(1,382)	201	0
Receive	6-Month CLP-CHILIBOR	5.684	Semi-Annual	12/14/2027		37,581,200	0	791	791	0	(192)
Receive	6-Month CLP-CHILIBOR	5.730	Semi-Annual	12/15/2027		17,345,100	0	317	317	0	(89)
Receive	6-Month CLP-CHILIBOR	5.650	Semi-Annual	02/03/2028		59,157,200	0	630	630	0	(280)
Receive	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/16/2028		45,622,900	0	(533)	(533)	0	(213)
Receive	6-Month CLP-CHILIBOR	6.370	Semi-Annual	03/03/2028		35,480,300	0	(1,270)	(1,270)	0	(171)
Receive	6-Month CLP-CHILIBOR	6.380	Semi-Annual	03/03/2028		37,609,100	0	(1,367)	(1,367)	0	(181)
Receive	6-Month CLP-CHILIBOR	6.490	Semi-Annual	03/06/2028		76,219,100	0	(3,283)	(3,283)	0	(364)
Receive	6-Month CLP-CHILIBOR	6.320	Semi-Annual	03/07/2028		36,032,800	0	(1,225)	(1,225)	0	(173)
Receive	6-Month CLP-CHILIBOR	6.385	Semi-Annual	03/07/2028		22,932,900	0	(862)	(862)	0	(110)

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	5.458%	Semi-Annual	03/20/2028	CLP	65,873,400	$0	$(669)	$(669)	$310	$0
Pay	6-Month CLP-CHILIBOR	5.293	Semi-Annual	03/21/2028		39,594,200	0	(751)	(751)	185	0
Pay	6-Month CLP-CHILIBOR	5.300	Semi-Annual	03/22/2028		51,030,900	0	(936)	(936)	238	0
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025	CZK	401,600	(154)	1,650	1,496	16	0
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	(480)	(3,239)	(3,719)	0	(36)
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		129,900	(130)	(436)	(566)	0	(5)
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	(518)	(1,777)	(2,295)	0	(22)
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	(542)	(794)	(1,336)	0	(12)
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	(409)	(691)	(1,100)	0	(10)
Receive	6-Month CZK-PRIBOR	0.690	Annual	05/04/2025		185,400	334	758	1,092	10	0
Pay	6-Month CZK-PRIBOR	0.421	Annual	05/15/2025		101,400	(247)	(379)	(626)	0	(6)
Receive	6-Month CZK-PRIBOR	0.637	Annual	07/24/2025		107,400	241	356	597	7	0
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		5,600	12	17	29	0	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		267,200	(611)	(798)	(1,409)	0	(16)
Receive	6-Month CZK-PRIBOR	1.100	Annual	12/31/2025		1,144,600	1,690	5,117	6,807	83	0
Receive	6-Month CZK-PRIBOR	1.570	Annual	03/09/2026		946,700	464	4,288	4,752	64	0
Receive	6-Month CZK-PRIBOR	1.580	Annual	03/19/2026		710,300	349	3,164	3,513	48	0
Pay	6-Month CZK-PRIBOR	1.775	Annual	06/04/2026		848,900	113	(4,543)	(4,430)	0	(69)
Receive	6-Month CZK-PRIBOR	1.934	Annual	07/02/2026		1,432,000	0	6,890	6,890	122	0
Receive	6-Month CZK-PRIBOR	1.972	Annual	07/07/2026		724,600	(123)	3,533	3,410	62	0
Pay	6-Month CZK-PRIBOR	1.715	Annual	07/23/2026		1,307,800	(75)	(6,575)	(6,650)	0	(114)
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		3,135,200	2,483	11,595	14,078	266	0
Pay	6-Month CZK-PRIBOR	3.770	Annual	02/11/2027		802,800	0	(1,938)	(1,938)	0	(69)
Receive	6-Month CZK-PRIBOR	4.300	Annual	03/18/2027		2,427,400	0	3,369	3,369	192	0
Receive	6-Month CZK-PRIBOR	4.876	Annual	04/19/2027		542,600	0	(133)	(133)	43	0
Receive	6-Month CZK-PRIBOR	4.880	Annual	04/19/2027		548,900	0	(139)	(139)	44	0
Receive	6-Month CZK-PRIBOR	5.370	Annual	05/13/2027		1,458,000	0	(2,035)	(2,035)	116	0
Receive	6-Month CZK-PRIBOR	5.285	Annual	05/20/2027		2,031,600	0	(2,545)	(2,545)	165	0
Receive	6-Month CZK-PRIBOR	5.185	Annual	05/24/2027		1,559,400	0	(1,642)	(1,642)	128	0
Receive	6-Month CZK-PRIBOR	5.640	Annual	06/10/2027		1,737,000	0	(3,617)	(3,617)	141	0
Pay	6-Month CZK-PRIBOR	5.140	Annual	07/11/2027		1,944,900	0	2,239	2,239	0	(169)
Pay	6-Month CZK-PRIBOR	5.175	Annual	07/11/2027		2,585,000	13	3,151	3,164	0	(223)
Pay	6-Month CZK-PRIBOR	4.805	Annual	08/19/2027		1,656,800	0	1,039	1,039	0	(141)
Receive	6-Month CZK-PRIBOR	5.538	Annual	09/02/2027		2,336,700	0	(5,025)	(5,025)	185	0
Receive	6-Month CZK-PRIBOR	5.630	Annual	10/03/2027		1,433,850	0	(1,088)	(1,088)	111	0
Receive	6-Month CZK-PRIBOR	5.740	Annual	10/03/2027		917,650	0	(904)	(904)	71	0
Pay	6-Month CZK-PRIBOR	5.788	Annual	10/20/2027		1,930,700	0	2,203	2,203	0	(152)
Pay	6-Month CZK-PRIBOR	5.103	Annual	11/16/2027		2,607,200	0	(385)	(385)	0	(223)
Pay	6-Month CZK-PRIBOR	4.640	Annual	12/07/2027		1,923,600	0	(1,920)	(1,920)	0	(173)
Pay	6-Month CZK-PRIBOR	4.680	Annual	12/08/2027		1,923,600	0	(1,754)	(1,754)	0	(173)
Pay	6-Month CZK-PRIBOR	4.560	Annual	12/09/2027		1,923,600	0	(2,217)	(2,217)	0	(175)
Pay	6-Month CZK-PRIBOR	4.440	Annual	12/12/2027		3,107,400	0	(4,306)	(4,306)	0	(285)
Receive	6-Month CZK-PRIBOR	4.600	Annual	12/15/2027		596,900	0	626	626	54	0
Receive	6-Month CZK-PRIBOR	4.590	Annual	12/16/2027		1,524,500	0	1,620	1,620	139	0
Receive	6-Month CZK-PRIBOR	4.600	Annual	12/16/2027		450,700	(24)	494	470	41	0
Receive	6-Month CZK-PRIBOR	5.175	Annual	02/23/2028		400,300	0	(166)	(166)	33	0
Receive	6-Month CZK-PRIBOR	5.165	Annual	02/24/2028		850,000	0	(339)	(339)	69	0
Receive	6-Month CZK-PRIBOR	5.215	Annual	02/24/2028		2,100,300	673	(1,724)	(1,051)	170	0
Pay	6-Month CZK-PRIBOR	4.630	Annual	03/21/2028		1,031,800	0	(588)	(588)	0	(83)
Pay	6-Month CZK-PRIBOR	4.420	Annual	03/22/2028		1,173,200	0	(1,159)	(1,159)	0	(95)
Pay	6-Month CZK-PRIBOR	4.510	Annual	03/22/2028		1,031,800	0	(832)	(832)	0	(83)
Receive	6-Month CZK-PRIBOR	3.340	Annual	01/06/2032		1,460,900	6,237	14	6,251	70	0
Pay	6-Month CZK-PRIBOR	4.420	Annual	05/05/2032		78,800	129	(109)	20	0	(1)
Pay	6-Month CZK-PRIBOR	4.195	Annual	03/21/2033		559,400	0	(560)	(560)	0	(12)
Pay	6-Month CZK-PRIBOR	4.220	Annual	03/21/2033		576,800	0	(524)	(524)	0	(12)
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	33,900	642	(796)	(154)	0	(15)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		21,200	259	(365)	(106)	0	(21)
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025	HUF	12,565,900	580	6,517	7,097	302	0
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	254	3,285	3,539	151	0
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	133	2,068	2,201	94	0
Receive	6-Month HUF-BBR	1.450	Annual	02/25/2025		2,764,500	117	1,435	1,552	66	0
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	(1,189)	(5,892)	(7,081)	0	(288)
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	(817)	(3,350)	(4,167)	0	(167)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	39

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month HUF-BBR	1.005%	Annual	03/16/2025	HUF	7,015,000	$(680)	$(3,332)	$(4,012)	$0	$(161)
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	1,618	7,475	9,093	362	0
Pay	6-Month HUF-BBR	0.640	Annual	03/30/2025		8,685,400	(1,249)	(3,787)	(5,036)	0	(195)
Receive	6-Month HUF-BBR	1.380	Annual	04/15/2025		3,720,800	198	2,387	2,585	87	0
Receive	6-Month HUF-BBR	1.330	Annual	04/16/2025		5,483,800	327	3,506	3,833	128	0
Receive	6-Month HUF-BBR	1.360	Annual	04/16/2025		584,100	33	375	408	14	0
Pay	6-Month HUF-BBR	1.088	Annual	05/15/2025		7,937,600	(925)	(4,792)	(5,717)	0	(207)
Pay	6-Month HUF-BBR	0.905	Annual	06/05/2025		8,020,700	(1,104)	(4,567)	(5,671)	0	(219)
Pay	6-Month HUF-BBR	0.808	Annual	08/07/2025		4,274,500	(671)	(2,191)	(2,862)	0	(121)
Receive	6-Month HUF-BBR	0.850	Annual	08/10/2025		463,700	71	237	308	13	0
Receive	6-Month HUF-BBR	1.085	Annual	08/14/2025		18,513,500	2,339	9,587	11,926	519	0
Pay	6-Month HUF-BBR	1.085	Annual	11/16/2025		6,799,800	(838)	(4,604)	(5,442)	0	(187)
Pay	6-Month HUF-BBR	1.115	Annual	01/08/2026		18,304,400	(2,288)	(11,464)	(13,752)	0	(536)
Receive	6-Month HUF-BBR	1.220	Annual	01/15/2026		9,941,500	1,102	6,230	7,332	290	0
Receive	6-Month HUF-BBR	1.230	Annual	01/15/2026		15,498,800	1,697	9,723	11,420	452	0
Receive	6-Month HUF-BBR	1.980	Annual	03/09/2026		10,484,500	9	6,758	6,767	278	0
Receive	6-Month HUF-BBR	1.958	Annual	03/19/2026		21,108,600	84	13,384	13,468	545	0
Pay	6-Month HUF-BBR	1.920	Annual	04/16/2026		1,848,000	(17)	(1,400)	(1,417)	0	(47)
Pay	6-Month HUF-BBR	2.499	Annual	07/05/2026		8,174,200	214	(5,666)	(5,452)	0	(246)
Receive	6-Month HUF-BBR	2.558	Annual	08/06/2026		21,624,900	976	12,717	13,693	645	0
Receive	6-Month HUF-BBR	2.720	Annual	09/13/2026		16,557,940	915	8,961	9,876	466	0
Receive	6-Month HUF-BBR	4.700	Annual	12/27/2026		8,203,400	65	4,491	4,556	272	0
Pay	6-Month HUF-BBR	5.060	Annual	02/18/2027		21,565,400	0	(10,321)	(10,321)	0	(711)
Receive	6-Month HUF-BBR	5.500	Annual	03/04/2027		17,400,200	0	7,530	7,530	563	0
Receive	6-Month HUF-BBR	6.100	Annual	03/11/2027		20,219,900	2,183	5,386	7,569	649	0
Receive	6-Month HUF-BBR	6.280	Annual	03/18/2027		22,466,000	1,779	6,157	7,936	711	0
Receive	6-Month HUF-BBR	7.640	Annual	05/13/2027		22,982,600	0	4,758	4,758	785	0
Pay	6-Month HUF-BBR	10.100	Annual	07/15/2027		20,227,800	0	2,460	2,460	0	(754)
Pay	6-Month HUF-BBR	10.070	Annual	07/18/2027		17,745,300	0	2,119	2,119	0	(660)
Pay	6-Month HUF-BBR	9.625	Annual	08/15/2027		23,861,400	0	2,057	2,057	0	(869)
Receive	6-Month HUF-BBR	11.650	Annual	09/09/2027		8,065,900	0	(2,582)	(2,582)	289	0
Receive	6-Month HUF-BBR	11.524	Annual	09/12/2027		25,811,300	0	(7,970)	(7,970)	923	0
Pay	6-Month HUF-BBR	10.640	Annual	09/29/2027		6,781,200	(740)	2,223	1,483	0	(230)
Pay	6-Month HUF-BBR	12.500	Annual	10/19/2027		13,486,900	0	2,710	2,710	0	(490)
Pay	6-Month HUF-BBR	12.510	Annual	10/19/2027		24,742,600	0	4,999	4,999	0	(899)
Pay	6-Month HUF-BBR	11.350	Annual	11/11/2027		3,696,300	339	5	344	0	(137)
Pay	6-Month HUF-BBR	9.800	Annual	11/16/2027		28,570,314	0	(1,900)	(1,900)	0	(1,046)
Pay	6-Month HUF-BBR	10.000	Annual	11/18/2027		4,081,400	0	(167)	(167)	0	(150)
Pay	6-Month HUF-BBR	9.750	Annual	11/22/2027		3,628,786	0	(238)	(238)	0	(134)
Receive	6-Month HUF-BBR	10.050	Annual	12/15/2027		15,033,100	40	252	292	577	0
Receive	6-Month HUF-BBR	10.340	Annual	12/15/2027		16,210,500	0	(198)	(198)	624	0
Receive	6-Month HUF-BBR	9.900	Annual	12/16/2027		7,883,500	0	273	273	303	0
Receive	6-Month HUF-BBR	10.460	Annual	12/21/2027		18,654,600	0	(548)	(548)	724	0
Receive	6-Month HUF-BBR	10.700	Annual	12/22/2027		13,997,700	0	(784)	(784)	547	0
Receive	6-Month HUF-BBR	11.140	Annual	12/23/2027		2,716,000	0	(283)	(283)	107	0
Pay	6-Month HUF-BBR	8.650	Annual	01/19/2028		7,162,300	0	(1,046)	(1,046)	0	(275)
Pay	6-Month HUF-BBR	8.320	Annual	01/20/2028		7,142,600	0	(1,291)	(1,291)	0	(273)
Pay	6-Month HUF-BBR	8.550	Annual	01/24/2028		10,592,800	0	(1,620)	(1,620)	0	(405)
Pay	6-Month HUF-BBR	8.500	Annual	01/25/2028		49,476,600	(986)	(6,799)	(7,785)	0	(1,886)
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025	PLN	298,500	(1,972)	7,915	5,943	142	0
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	2,041	(8,914)	(6,873)	0	(169)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		302,300	1,027	(7,366)	(6,339)	0	(154)
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	(11)	(751)	(762)	0	(18)
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	221	1,288	1,509	35	0
Pay	6-Month PLN-WIBOR	0.560	Annual	04/17/2025		34,500	(215)	(878)	(1,093)	0	(20)
Pay	6-Month PLN-WIBOR	0.635	Annual	05/08/2025		2,200	(12)	(57)	(69)	0	(1)
Receive	6-Month PLN-WIBOR	0.705	Annual	05/29/2025		38,800	258	908	1,166	24	0
Pay	6-Month PLN-WIBOR	0.585	Annual	09/22/2025		65,900	(564)	(1,302)	(1,866)	0	(43)
Pay	6-Month PLN-WIBOR	0.580	Annual	01/11/2026		120,700	(1,114)	(3,036)	(4,150)	0	(86)
Receive	6-Month PLN-WIBOR	0.730	Annual	02/05/2026		107,000	824	2,686	3,510	77	0
Receive	6-Month PLN-WIBOR	0.890	Annual	02/12/2026		332,300	1,953	8,572	10,525	238	0
Receive	6-Month PLN-WIBOR	1.229	Annual	03/09/2026		107,900	204	2,941	3,145	76	0
Receive	6-Month PLN-WIBOR	1.188	Annual	03/19/2026		269,600	786	7,076	7,862	190	0

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month PLN-WIBOR	1.465%	Annual	06/07/2026	PLN	68,800	$(13)	$2,157	$2,144	$52	$0
Pay	6-Month PLN-WIBOR	1.450	Annual	07/05/2026		13,800	5	(425)	(420)	0	(10)
Receive	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		468,900	1,044	13,025	14,069	364	0
Pay	6-Month PLN-WIBOR	2.185	Annual	10/08/2026		30,420	0	(943)	(943)	0	(23)
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026		345,100	192	8,255	8,447	271	0
Pay	6-Month PLN-WIBOR	3.525	Annual	12/24/2026		55,200	0	(1,021)	(1,021)	0	(44)
Pay	6-Month PLN-WIBOR	3.600	Annual	12/27/2026		54,300	0	(972)	(972)	0	(43)
Receive	6-Month PLN-WIBOR	3.739	Annual	01/03/2027		67,900	96	1,033	1,129	54	0
Receive	6-Month PLN-WIBOR	4.219	Annual	02/04/2027		327,800	(182)	4,125	3,943	259	0
Pay	6-Month PLN-WIBOR	3.934	Annual	03/04/2027		267,300	(3,678)	(51)	(3,729)	0	(214)
Receive	6-Month PLN-WIBOR	4.830	Annual	03/18/2027		205,200	0	1,331	1,331	159	0
Receive	6-Month PLN-WIBOR	5.179	Annual	04/01/2027		249,800	0	(37)	(37)	190	0
Receive	6-Month PLN-WIBOR	6.405	Annual	05/20/2027		257,900	0	(3,369)	(3,369)	196	0
Pay	6-Month PLN-WIBOR	6.650	Annual	07/08/2027		308,900	0	5,130	5,130	0	(235)
Pay	6-Month PLN-WIBOR	6.720	Annual	07/11/2027		549,300	1,818	7,718	9,536	0	(418)
Receive	6-Month PLN-WIBOR	6.348	Annual	09/09/2027		878,900	2,890	(15,278)	(12,388)	672	0
Receive	6-Month PLN-WIBOR	6.650	Annual	09/29/2027		358,600	2,236	(8,475)	(6,239)	267	0
Pay	6-Month PLN-WIBOR	7.453	Annual	10/19/2027		465,100	0	7,961	7,961	0	(338)
Pay	6-Month PLN-WIBOR	6.455	Annual	11/16/2027		307,055	0	2,197	2,197	0	(236)
Pay	6-Month PLN-WIBOR	6.365	Annual	11/17/2027		202,700	0	1,274	1,274	0	(156)
Pay	6-Month PLN-WIBOR	6.310	Annual	11/18/2027		191,900	0	1,107	1,107	0	(150)
Pay	6-Month PLN-WIBOR	5.800	Annual	12/07/2027		399,500	0	435	435	0	(316)
Pay	6-Month PLN-WIBOR	5.750	Annual	12/08/2027		199,800	0	124	124	0	(159)
Pay	6-Month PLN-WIBOR	5.830	Annual	12/08/2027		399,500	0	569	569	0	(316)
Pay	6-Month PLN-WIBOR	5.670	Annual	12/09/2027		239,000	0	(34)	(34)	0	(190)
Pay	6-Month PLN-WIBOR	5.490	Annual	12/12/2027		241,100	0	(452)	(452)	0	(193)
Pay	6-Month PLN-WIBOR	5.525	Annual	12/12/2027		79,900	0	(122)	(122)	0	(64)
Receive	6-Month PLN-WIBOR	5.660	Annual	12/14/2027		73,500	0	6	6	58	0
Receive	6-Month PLN-WIBOR	5.610	Annual	12/15/2027		105,000	0	56	56	83	0
Receive	6-Month PLN-WIBOR	5.750	Annual	12/15/2027		227,400	0	(197)	(197)	180	0
Receive	6-Month PLN-WIBOR	5.600	Annual	12/16/2027		193,500	0	116	116	154	0
Pay	6-Month PLN-WIBOR	5.300	Annual	01/12/2028		242,600	0	(752)	(752)	0	(194)
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025	MXN	1,137,700	(1,705)	5,731	4,026	0	(148)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(356)	1,296	940	0	(34)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	(148)	362	214	0	(9)
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	(839)	1,959	1,120	0	(49)
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	704	(3,232)	(2,528)	88	0
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	521	(2,367)	(1,846)	60	0
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	(104)	(1,319)	(1,423)	37	0
Pay	28-Day MXN-TIIE	5.440	Lunar	05/01/2025		216,700	(75)	(994)	(1,069)	27	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(347)	(1,532)	(1,879)	44	0
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	37	98	135	0	(3)
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	377	1,021	1,398	0	(30)
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		666,300	1,131	2,763	3,894	0	(83)
Pay	28-Day MXN-TIIE	5.080	Lunar	10/09/2025		496,500	(670)	(2,096)	(2,766)	76	0
Receive	28-Day MXN-TIIE	4.800	Lunar	02/05/2026		1,020,400	2,246	4,345	6,591	0	(186)
Receive	28-Day MXN-TIIE	5.550	Lunar	03/12/2026		529,400	369	2,489	2,858	0	(102)
Receive	28-Day MXN-TIIE	6.095	Lunar	03/20/2026		533,300	(258)	2,685	2,427	0	(106)
Receive	28-Day MXN-TIIE	5.880	Lunar	04/16/2026		238,200	5	1,166	1,171	0	(48)
Receive	28-Day MXN-TIIE	6.255	Lunar	05/21/2026		300,800	0	1,307	1,307	0	(63)
Pay	28-Day MXN-TIIE	6.050	Lunar	06/04/2026		594,700	(267)	(2,581)	(2,848)	123	0
Pay	28-Day MXN-TIIE	6.460	Lunar	06/18/2026		22,900	0	(93)	(93)	5	0
Receive	28-Day MXN-TIIE	6.625	Lunar	09/11/2026		276,450	0	1,065	1,065	0	(65)
Receive	28-Day MXN-TIIE	6.635	Lunar	09/11/2026		276,450	0	1,061	1,061	0	(66)
Receive	28-Day MXN-TIIE	6.740	Lunar	09/17/2026		484,000	0	1,850	1,850	0	(115)
Receive	28-Day MXN-TIIE	7.113	Lunar	09/24/2026		2,537,800	25	7,973	7,998	0	(616)
Receive	28-Day MXN-TIIE	7.170	Lunar	10/09/2026		473,600	0	1,402	1,402	0	(118)
Receive	28-Day MXN-TIIE	7.590	Lunar	10/29/2026		460,300	0	1,056	1,056	0	(118)
Receive	28-Day MXN-TIIE	7.353	Lunar	11/05/2026		857,680	0	2,277	2,277	0	(221)
Pay	28-Day MXN-TIIE	7.273	Lunar	11/12/2026		212,990	0	(623)	(623)	55	0
Pay	28-Day MXN-TIIE	7.300	Lunar	11/12/2026		300,000	0	(862)	(862)	77	0
Receive	28-Day MXN-TIIE	7.570	Lunar	11/19/2026		409,700	0	967	967	0	(107)
Pay	28-Day MXN-TIIE	7.109	Lunar	12/03/2026		2,318,700	0	(7,129)	(7,129)	611	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	41

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.264%	Lunar	12/17/2026	MXN	665,000	$0	$1,925	$1,925	$0	$(177)
Receive	28-Day MXN-TIIE	7.673	Lunar	12/31/2026		785,100	0	1,635	1,635	0	(217)
Receive	28-Day MXN-TIIE	7.530	Lunar	01/14/2027		848,700	0	2,049	2,049	0	(234)
Receive	28-Day MXN-TIIE	7.383	Lunar	01/28/2027		776,400	0	2,013	2,013	0	(217)
Pay	28-Day MXN-TIIE	7.460	Lunar	02/04/2027		811,500	0	(2,092)	(2,092)	227	0
Pay	28-Day MXN-TIIE	7.745	Lunar	02/11/2027		412,400	0	(830)	(830)	117	0
Pay	28-Day MXN-TIIE	8.498	Lunar	03/11/2027		141,600	0	(84)	(84)	42	0
Receive	28-Day MXN-TIIE	8.385	Lunar	03/25/2027		774,600	1,160	(600)	560	0	(233)
Receive	28-Day MXN-TIIE	8.785	Lunar	05/06/2027		775,100	0	(18)	(18)	0	(239)
Receive	28-Day MXN-TIIE	8.770	Lunar	05/13/2027		903,200	0	(29)	(29)	0	(280)
Pay	28-Day MXN-TIIE	8.402	Lunar	05/20/2027		1,327,500	0	(847)	(847)	409	0
Pay	28-Day MXN-TIIE	8.400	Lunar	05/21/2027		1,377,800	0	(877)	(877)	424	0
Receive	28-Day MXN-TIIE	9.020	Lunar	06/03/2027		2,058,300	0	(1,077)	(1,077)	0	(647)
Receive	28-Day MXN-TIIE	9.070	Lunar	06/24/2027		761,200	0	(482)	(482)	0	(241)
Receive	28-Day MXN-TIIE	9.114	Lunar	06/24/2027		664,800	0	(480)	(480)	0	(211)
Pay	28-Day MXN-TIIE	8.810	Lunar	07/01/2027		1,306,400	0	199	199	412	0
Pay	28-Day MXN-TIIE	8.280	Lunar	07/29/2027		1,744,000	0	(1,532)	(1,532)	546	0
Pay	28-Day MXN-TIIE	8.124	Lunar	08/05/2027		777,000	(114)	(782)	(896)	243	0
Receive	28-Day MXN-TIIE	8.921	Lunar	08/25/2027		2,496,500	0	(1,128)	(1,128)	0	(805)
Receive	28-Day MXN-TIIE	9.060	Lunar	09/14/2027		1,731,000	0	(1,280)	(1,280)	0	(562)
Receive	28-Day MXN-TIIE	9.190	Lunar	09/17/2027		1,100,100	0	(1,129)	(1,129)	0	(360)
Receive	28-Day MXN-TIIE	9.536	Lunar	09/22/2027		1,148,800	0	(2,033)	(2,033)	0	(381)
Pay	28-Day MXN-TIIE	9.290	Lunar	09/23/2027		656,300	0	829	829	216	0
Pay	28-Day MXN-TIIE	9.300	Lunar	09/24/2027		1,003,900	0	1,293	1,293	331	0
Pay	28-Day MXN-TIIE	9.382	Lunar	10/12/2027		1,791,700	0	2,624	2,624	592	0
Pay	28-Day MXN-TIIE	8.600	Lunar	11/05/2027		970,000	0	(59)	(59)	318	0
Pay	28-Day MXN-TIIE	8.616	Lunar	11/05/2027		1,356,000	0	(38)	(38)	444	0
Pay	28-Day MXN-TIIE	8.630	Lunar	11/09/2027		862,900	34	(115)	(81)	280	0
Pay	28-Day MXN-TIIE	8.453	Lunar	11/30/2027		4,257,400	0	(1,535)	(1,535)	1,391	0
Pay	28-Day MXN-TIIE	8.480	Lunar	11/30/2027		1,346,600	0	(408)	(408)	440	0
Receive	28-Day MXN-TIIE	8.485	Lunar	01/24/2028		940,000	0	234	234	0	(311)
Receive	28-Day MXN-TIIE	8.940	Lunar	02/07/2028		1,065,900	0	(762)	(762)	0	(358)
Receive	28-Day MXN-TIIE	9.215	Lunar	02/09/2028		1,217,600	0	(1,626)	(1,626)	0	(414)
Receive	28-Day MXN-TIIE	9.345	Lunar	02/16/2028		875,500	0	(1,452)	(1,452)	0	(300)
Pay	28-Day MXN-TIIE	8.438	Lunar	03/20/2028		2,625,000	0	(810)	(810)	876	0
Pay	28-Day MXN-TIIE	8.250	Lunar	12/02/2032		992,100	0	(574)	(574)	360	0
Receive	28-Day MXN-TIIE	8.800	Lunar	02/02/2033		761,000	0	(1,153)	(1,153)	0	(285)
Receive	28-Day MXN-TIIE	8.755	Lunar	02/03/2033		475,100	0	(641)	(641)	0	(178)
Receive	28-Day MXN-TIIE	8.844	Lunar	02/07/2033		891,300	0	(1,520)	(1,520)	0	(335)
Pay	28-Day MXN-TIIE	8.374	Lunar	03/14/2033		1,146,900	0	(53)	(53)	419	0
Pay(5)	CAONREPO Index	3.000	Semi-Annual	09/20/2028	CAD	31,500	423	(254)	169	47	0
Pay(5)	CAONREPO Index	3.000	Semi-Annual	09/20/2033		83,400	1,081	(606)	475	225	0
Pay(5)	CAONREPO Index	3.250	Semi-Annual	09/20/2053		18,400	861	(247)	614	0	(36)

							$77,599	$56,095	$133,694	$58,348	$(57,249)

Total Swap Agreements							$71,529	$54,240	$125,769	$58,863	$(58,542)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$29,711	$58,920	$88,631	$0	$(33,346)	$(58,788)	$(92,134)

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

(h)

Securities with an aggregate market value of $31,899 and cash of $389,187 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

Unsettled variation margin asset of $60 and liability of $(81) for closed futures and unsettled variation margin asset of $57 and liability of $(246) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2023		CNH	631,206	$		93,900	$1,989	$0
	04/2023		ILS	21,305			6,179	254	0
	04/2023		PEN	123,694			32,806	0	(52)
	04/2023		TRY	55,516			2,805	0	(7)
	04/2023	$		85		CNH	573	0	(1)
	04/2023			4,976		HUF	1,823,942	204	0
	04/2023			2,820		ILS	10,140	16	(17)
	04/2023			10,021		PHP	552,248	154	0
	04/2023			27,659		TRY	538,662	6	(373)
	05/2023		AUD	28,533	$		19,233	222	(90)
	05/2023		CAD	41,411			30,376	109	(391)
	05/2023		EUR	13,764			14,846	0	(116)
	05/2023		GBP	3,403			4,157	3	(47)
	05/2023		NOK	413,995			39,092	0	(527)
	05/2023		SEK	694,260			65,804	0	(1,240)
	05/2023	$		2,174		AUD	3,254	6	(2)
	05/2023			1,969		CAD	2,670	8	0
	05/2023			1,798		CHF	1,643	6	0
	05/2023			35,687		EUR	33,184	406	(19)
	05/2023			2,226		GBP	1,823	24	0
	05/2023			131,167		PEN	501,190	1,692	0
	05/2023			1,152		SEK	11,875	0	(5)
	05/2023		ZAR	470,854	$		25,653	0	(693)
	06/2023		AUD	30,100			19,945	0	(228)
	06/2023		IDR	1,551			0	0	0
	06/2023	$		76,956		IDR	1,181,125,929	1,928	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	43

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2023		BRL	433,383	$		85,305	$0	$(201)
	04/2023		CLP	452,781			505	0	(64)
	04/2023		CNH	248,994			36,051	0	(205)
	04/2023		ILS	23,944			6,596	0	(64)
	04/2023		JPY	8,730,000			66,970	1,219	0
	04/2023		KRW	636,399			517	30	0
	04/2023		PLN	118,623			27,108	11	(359)
	04/2023		RON	115,013			25,014	0	(183)
	04/2023		SGD	1,628			1,242	18	0
	04/2023	$		83,856		BRL	433,383	1,650	0
	04/2023			557		CLP	455,400	15	0
	04/2023			11,128		CZK	247,585	304	0
	04/2023			137,332		HUF	50,634,548	6,471	0
	04/2023			8,721		ILS	31,565	102	(44)
	04/2023			85,896		KRW	108,913,691	0	(2,488)
	04/2023			3,629		MXN	66,030	23	0
	04/2023			24,132		ZAR	436,754	370	0
	05/2023		CHF	218,192	$		241,119	1,563	0
	05/2023		EUR	30,396			32,626	0	(416)
	05/2023		GBP	448			537	0	(16)
	05/2023		JPY	11,447,380			87,405	664	0
	05/2023		NZD	59,800			36,936	0	(458)
	05/2023	$		21,991		EUR	20,421	208	0
	06/2023		BRL	375,224	$		70,359	0	(2,710)
	06/2023		CAD	93,912			68,300	0	(1,268)
	06/2023		CLP	459,662			557	0	(16)
	06/2023		CNH	386,748			56,100	0	(498)
	06/2023		GBP	63,688			75,533	0	(3,144)
	06/2023		HUF	27,080,835			71,063	0	(4,503)
	06/2023		IDR	6,286,921,830			408,528	0	(11,559)
	06/2023		JPY	11,272,667			83,892	0	(1,904)
	06/2023		KRW	18,831,323			14,501	15	0
	06/2023		MXN	3,345,018			172,580	0	(10,467)
	06/2023		NOK	421,101			40,600	248	0
	06/2023		NZD	87,700			53,785	0	(1,054)
	06/2023		PHP	2,248,453			40,700	0	(689)
	06/2023		TWD	6,235,343			205,027	0	(737)
	06/2023	$		99,100		BRL	509,372	92	0
	06/2023			28,200		CAD	38,500	320	0
	06/2023			75,600		CHF	68,389	0	(273)
	06/2023			55,635		CLP	46,051,839	1,790	0
	06/2023			22,100		COP	103,849,364	0	(121)
	06/2023			42,899		EUR	39,250	0	(160)
	06/2023			268,616		GBP	218,187	924	0
	06/2023			31,600		HUF	11,360,207	100	0
	06/2023			202,393		IDR	3,045,793,725	1,192	0
	06/2023			26,900		ILS	96,913	124	0
	06/2023			119,170		JPY	15,476,984	0	(1,376)
	06/2023			180,435		MXN	3,390,638	5,022	(45)
	06/2023			23,408		PEN	88,579	13	0
	06/2023			16,100		PLN	69,974	39	0
	06/2023			46,574		RON	211,833	0	(266)
	06/2023			5,336		SEK	55,027	0	(15)
	06/2023			54,000		SGD	71,841	107	0
	06/2023		ZAR	352,461	$		18,800	0	(872)
BRC	04/2023		HKD	404,103			51,826	317	0
	04/2023		SGD	25,795			19,260	51	(180)
	04/2023		TRY	58,776			2,990	12	0

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		26,398		CZK	595,354	$1,092	$0
	04/2023			8,921		HKD	69,703	0	(37)
	04/2023			1,415		ILS	5,118	18	(10)
	04/2023			55,927		KRW	73,874,540	647	0
	04/2023			48,479		PHP	2,686,581	1,024	0
	04/2023			3,496		PLN	15,410	71	0
	04/2023			16,498		RON	76,659	296	0
	05/2023		CHF	1,700	$		1,845	0	(21)
	05/2023		GBP	526			634	0	(16)
	05/2023		JPY	11,000,000			85,955	2,701	0
	05/2023	$		4,028		EUR	3,779	80	0
	05/2023			65,649		GBP	54,249	1,330	0
	05/2023			966		ILS	3,470	0	0
	05/2023			236		ZAR	4,356	8	0
	05/2023		ZAR	720,321	$		39,037	0	(1,267)
	06/2023		CAD	108,401			78,700	0	(1,601)
	06/2023		MYR	231,512			51,915	0	(885)
	06/2023	$		3,140		MXN	57,388	0	0
	06/2023			8,742		SEK	90,065	0	(32)
	07/2023		JPY	30,400,000	$		236,246	4,251	0
CBK	04/2023		BRL	254,858			48,544	0	(1,739)
	04/2023		CAD	59,400			44,459	494	0
	04/2023		HKD	56,575			7,222	11	0
	04/2023		ILS	21,112			5,948	146	(70)
	04/2023		INR	5,755,543			69,942	0	(83)
	04/2023	$		49,542		BRL	254,858	741	0
	04/2023			215		HUF	81,250	15	0
	04/2023			1,557		ILS	5,701	29	0
	04/2023			38		INR	3,154	0	0
	04/2023			89,464		PHP	4,942,277	1,604	0
	04/2023			1,271		THB	43,997	18	0
	04/2023			591		TRY	11,568	0	(5)
	05/2023		AUD	19,519	$		13,072	5	0
	05/2023		CAD	23,287			17,417	192	(17)
	05/2023		CHF	1,550			1,705	4	0
	05/2023		EUR	10,450			11,166	0	(194)
	05/2023		GBP	18,871			22,852	0	(448)
	05/2023		ILS	16,490			4,985	396	0
	05/2023		SEK	178,785			17,420	154	0
	05/2023	$		1,117		CAD	1,493	0	(11)
	05/2023			33,140		EUR	31,028	590	0
	05/2023			8,059		GBP	6,625	120	0
	05/2023			4,795		NZD	7,631	0	(23)
	05/2023			482		ZAR	8,817	12	0
	06/2023		COP	234,825,493	$		48,132	0	(1,507)
	06/2023		CZK	387,069			17,400	0	(422)
	06/2023		IDR	223,121,712			14,879	0	(29)
	06/2023		TWD	1,865			61	0	(1)
	06/2023	$		48,544		BRL	257,576	1,741	0
	06/2023			155,971		IDR	2,381,827,369	3,175	0
	06/2023			12,495		MXN	233,824	287	0
	11/2023		ILS	6,199	$		1,879	136	0
CLY	04/2023		ZAR	50,884			2,783	0	(71)
DUB	04/2023		SGD	136,918			101,147	0	(1,769)
	05/2023	$		1,513		CHF	1,405	29	0
	06/2023			13,258		AUD	19,800	12	0
GLM	04/2023		BRL	398,410	$		75,888	0	(2,718)
	04/2023		ILS	339,349			100,006	5,620	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	45

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023		THB	188,022	$		5,764	$258	$0
	04/2023	$		78,421		BRL	398,410	185	0
	04/2023			92		KRW	114,314	0	(5)
	04/2023			1,282		MXN	23,606	25	0
	04/2023			31,817		PEN	123,694	1,041	0
	04/2023			41,228		RON	190,214	444	0
	05/2023		CAD	168,653	$		122,388	0	(2,484)
	05/2023	$		10,673		PEN	42,469	585	0
	06/2023		MXN	916,848	$		48,740	45	(1,480)
	06/2023		TWD	2,358,515			77,362	0	(487)
	06/2023	$		13,258		AUD	19,800	12	0
	06/2023			75,888		BRL	402,595	2,710	0
	06/2023			100,000		JPY	12,965,390	0	(1,322)
	06/2023			171		MXN	3,262	7	0
	06/2023			239		SEK	2,459	0	(1)
JPM	04/2023		ILS	23,938	$		7,211	554	0
	04/2023		JPY	8,940,000			68,570	1,238	0
	04/2023	$		1,068		SGD	1,419	0	(2)
	05/2023		JPY	6,621,800	$		50,001	0	(175)
	05/2023	$		8,636		CAD	11,841	131	0
	05/2023		ZAR	887,547	$		48,526	0	(1,135)
	06/2023		HUF	15,492,148			40,000	0	(3,229)
	06/2023		JPY	10,295,035			76,608	0	(1,746)
	06/2023		MXN	1,204,762			62,009	0	(3,922)
	06/2023	$		69,108		JPY	8,973,764	0	(809)
	06/2023			13,526		RON	61,261	0	(134)
	06/2023			15,138		SEK	155,942	0	(57)
MBC	04/2023		CNH	3,226	$		469	0	0
	04/2023		HKD	47,595			6,082	16	0
	04/2023		ILS	409,015			119,604	5,842	0
	04/2023		JPY	6,458,626			50,616	1,882	0
	04/2023		SGD	2,777			2,090	3	0
	04/2023	$		174		CZK	3,833	3	0
	04/2023			292		ILS	1,011	0	(11)
	04/2023			152,462		JPY	19,980,180	0	(1,981)
	04/2023			4,173		PLN	18,327	69	0
	04/2023			18,328		RON	84,147	107	0
	04/2023			38,575		SGD	50,950	0	(278)
	05/2023		CAD	84,600	$		62,960	334	0
	05/2023		CHF	1,273			1,394	0	(3)
	05/2023		GBP	1,107			1,352	0	(14)
	05/2023		JPY	36,254,785			275,321	1,979	(1,069)
	05/2023		NOK	14,351			1,422	48	0
	05/2023	$		2,186		GBP	1,804	41	0
	05/2023			967		ILS	3,470	0	(2)
	05/2023		ZAR	1,138,352	$		60,848	0	(2,845)
	06/2023		BRL	262,939			49,341	0	(1,862)
	06/2023		IDR	960,516			62	0	(2)
	06/2023	$		50,000		CHF	45,237	0	(173)
	06/2023			34,000		JPY	4,505,062	288	0
	06/2023			67,900		RON	311,953	294	0
MYI	04/2023		JPY	4,500,000	$		34,505	600	0
	04/2023		KRW	242,237,811			196,458	10,949	0
	04/2023		MXN	65,773			3,461	0	(178)
	04/2023		PLN	4,681			1,069	0	(15)
	04/2023		THB	1,753			51	0	(1)
	04/2023	$		44,402		CZK	990,170	1,318	0
	04/2023			3,385		ILS	12,056	25	(57)

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		6,330		INR	520,904	$8	$0
	04/2023			71,681		KRW	90,369,950	3	(2,477)
	04/2023			19,322		MXN	366,658	946	0
	04/2023			58,774		THB	2,053,425	1,358	0
	04/2023			6,331		TRY	123,321	0	(82)
	04/2023		ZAR	70,947	$		3,841	0	(139)
	05/2023		NZD	254,100			158,314	0	(582)
	05/2023	$		1,439		SEK	14,875	0	(2)
	05/2023			1,540		ZAR	28,016	29	(1)
	06/2023		HUF	5,317,306	$		14,537	0	(301)
	06/2023		MXN	82,536			4,303	0	(208)
	06/2023		MYR	514,138			115,200	0	(2,059)
	06/2023	$		50,000		CHF	45,247	0	(162)
	06/2023			122,801		GBP	100,000	735	0
	06/2023			28,004		IDR	429,021,399	656	0
	06/2023			62,722		JPY	8,130,767	0	(839)
	06/2023			41,300		MXN	757,994	182	0
	06/2023			17,579		NZD	28,200	54	0
	06/2023			37,800		PHP	2,055,564	38	0
	06/2023			134,200		ZAR	2,393,333	0	(620)
	06/2023		ZAR	299,351	$		16,000	0	(708)
RBC	04/2023		HKD	33,400			4,262	4	0
	04/2023		SGD	4,164			3,127	0	(3)
	04/2023	$		5,456		HKD	42,706	0	(13)
	04/2023			2,100		SGD	2,813	15	0
	05/2023		AUD	109,493	$		76,587	3,286	0
	05/2023		CAD	20,860			15,325	29	(148)
	05/2023		CHF	3,139			3,434	0	(12)
	05/2023		GBP	167,856			204,505	0	(2,741)
	05/2023	$		1,440		AUD	2,155	3	0
	05/2023			1,336		CHF	1,217	0	0
	06/2023			13,260		AUD	19,800	10	0
	06/2023			135,212		MXN	2,543,558	3,827	(1)
	07/2023			30,913			594,807	1,454	0
RYL	05/2023		CAD	88,477	$		64,751	0	(758)
	05/2023	$		1,357		AUD	2,023	0	(3)
SCX	04/2023		INR	14,091,625	$		171,784	338	0
	04/2023		KRW	125,265,292			101,525	5,595	0
	04/2023		THB	7,169,905			217,237	7,273	0
	04/2023	$		578		MXN	10,659	12	0
	04/2023			14,247		TRY	276,857	0	(220)
	05/2023		EUR	107,639	$		115,507	0	(1,504)
	05/2023		GBP	1,442			1,762	1	(20)
	05/2023	$		1,445		AUD	2,158	0	0
	05/2023			45,322		CHF	41,204	15	(98)
	05/2023			113,297		CLP	91,411,098	1,043	0
	05/2023			7,136		GBP	5,902	150	0
	05/2023			70,086		NZD	110,452	0	(1,017)
	06/2023		TWD	156,274	$		5,127	0	(32)
	06/2023	$		17,911		IDR	271,868,089	254	0
SOG	04/2023		CNH	1,344,133	$		193,583	0	(2,138)
	04/2023		RON	372,159			79,736	0	(1,796)
	04/2023	$		5,171		HUF	1,896,063	214	0
SSB	04/2023			10,392		INR	852,356	0	(22)
	06/2023		CLP	17,436,500	$		21,500	0	(257)
	06/2023	$		127		CLP	106,914	6	0
	06/2023			16,545		SEK	170,455	0	(60)
TOR	04/2023		KRW	39,996	$		30	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	47

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2023	$		689		CZK	15,321	$18	$0
	05/2023			324		ZAR	5,872	4	0
UAG	04/2023		ILS	52,363	$		15,393	828	0
	04/2023		JPY	5,041,374			39,503	1,463	0
	04/2023	$		1,154		HKD	9,045	0	(1)
	04/2023			3,269		HUF	1,235,277	240	0
	04/2023			40,404		SGD	53,598	3	(120)
	05/2023		AUD	5,143	$		3,445	2	0

Total Forward Foreign Currency Contracts								$118,219	$(107,762)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$(271)	$0	$(271)
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	(992)	0	(992)
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	(1,385)	0	(1,385)
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	(1,762)	0	(1,762)
	Pay	3-Month ILS-TELBOR	0.305	Annual	05/15/2025		83,800	0	(1,853)	0	(1,853)
	Pay	3-Month ILS-TELBOR	0.265	Annual	05/29/2025		126,000	0	(2,851)	0	(2,851)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		6,300	9	147	156	0
	Receive	3-Month ILS-TELBOR	0.330	Annual	09/04/2025		50,500	0	1,224	1,224	0
	Receive	3-Month ILS-TELBOR	0.684	Annual	03/10/2026		120,400	0	3,076	3,076	0
	Receive	3-Month ILS-TELBOR	0.712	Annual	03/19/2026		325,900	0	8,195	8,195	0
	Pay	3-Month MYR-KLIBOR	3.750	Quarterly	12/21/2027	MYR	1,299,300	1,108	233	1,341	0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	03/15/2028		1,853,200	(1,671)	(189)	0	(1,860)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028	THB	651,100	(85)	(71)	0	(156)
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	03/15/2028		7,042,300	(1,248)	2,031	783	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.500	Quarterly	03/15/2028		1,748,600	(851)	43	0	(808)
	Receive	3-Month TWD-TAIBOR	1.500	Quarterly	09/21/2027	TWD	10,490,932	82	(1,706)	0	(1,624)
	Pay	3-Month TWD-TAIBOR	1.000	Quarterly	12/21/2027		2,833,600	(561)	(1,212)	0	(1,773)

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month TWD-TAIBOR	1.250%	Quarterly	12/21/2027	TWD	4,830,900	$468	$(1,591)	$0	$(1,123)
	Pay	3-Month TWD-TAIBOR	1.500	Quarterly	12/21/2027		1,290,340	279	(72)	207	0
	Receive	3-Month TWD-TAIBOR	1.250	Quarterly	03/15/2028		3,924,200	836	135	971	0
BPS	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	267	267	0
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	(289)	0	(289)
	Receive	3-Month ILS-TELBOR	0.410	Annual	10/18/2024		32,700	0	599	599	0
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	1,189	1,189	0
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	(1,182)	0	(1,182)
	Receive	3-Month ILS-TELBOR	0.710	Annual	03/25/2025		92,900	0	1,730	1,730	0
	Pay	3-Month ILS-TELBOR	0.285	Annual	05/19/2025		44,700	0	(997)	0	(997)
CBK	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023		40,976	0	115	115	0
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	(126)	0	(126)
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	850	850	0
	Pay	3-Month ILS-TELBOR	0.293	Annual	05/18/2025		85,800	0	(1,909)	0	(1,909)
	Receive	3-Month ILS-TELBOR	0.257	Annual	12/11/2025		25,500	0	684	684	0
	Pay	3-Month ILS-TELBOR	0.573	Annual	04/20/2026		42,200	0	(1,136)	0	(1,136)
	Pay	3-Month TWD-TAIBOR	1.250	Quarterly	12/21/2027	TWD	1,011,100	(31)	(204)	0	(235)
GLM	Pay	3-Month ILS-TELBOR	0.967	Annual	06/19/2024	ILS	26,500	0	(277)	0	(277)
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	953	953	0
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	1,761	1,761	0
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	2,207	2,207	0
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		77,000	16	1,886	1,902	0
	Pay	3-Month ILS-TELBOR	0.220	Annual	10/23/2025		99,300	0	(2,696)	0	(2,696)
	Receive	3-Month ILS-TELBOR	0.233	Annual	12/02/2025		69,800	0	1,894	1,894	0
	Receive	3-Month ILS-TELBOR	0.320	Annual	01/15/2026		51,400	0	1,466	1,466	0
	Pay	3-Month ILS-TELBOR	0.586	Annual	04/23/2026		144,800	0	(3,873)	0	(3,873)
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/15/2028	MYR	147,000	173	80	253	0
	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	03/15/2028	THB	2,661,700	(165)	(472)	0	(637)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	49

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	3-Month MYR-KLIBOR	3.750%	Quarterly	12/21/2027	MYR	1,074,600	$1,265	$(156)	$1,109	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	03/15/2028		680,400	(17)	(666)	0	(683)
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195	Semi-Annual	03/18/2025	INR	2,099,000	0	(564)	0	(564)
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024	ILS	43,500	12	428	440	0
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	(461)	0	(461)
	Receive	3-Month ILS-TELBOR	0.210	Annual	08/07/2025		33,300	0	834	834	0
	Pay	3-Month ILS-TELBOR	0.286	Annual	09/11/2025		31,700	0	(778)	0	(778)
	Receive	3-Month ILS-TELBOR	0.390	Annual	02/05/2026		142,100	0	3,951	3,951	0
IND	Receive	3-Month TWD-TAIBOR	1.500	Quarterly	09/21/2027	TWD	1,305,941	20	(222)	0	(202)
JPM	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	(1,670)	0	(1,670)
	Pay	3-Month MYR-KLIBOR	3.750	Quarterly	12/21/2027	MYR	468,200	530	(47)	483	0
	Pay	3-Month TWD-TAIBOR	1.000	Quarterly	12/21/2027	TWD	1,384,700	(303)	(564)	0	(867)
	Pay	3-Month TWD-TAIBOR	1.500	Quarterly	12/21/2027		1,412,060	366	(139)	227	0
MBC	Pay	3-Month MYR-KLIBOR	4.000	Quarterly	12/21/2027	MYR	313,300	101	1,035	1,136	0
	Pay	3-Month TWD-TAIBOR	1.250	Quarterly	12/21/2027	TWD	215,700	17	(67)	0	(50)
MYC	Pay	3-Month MYR-KLIBOR	4.250	Quarterly	12/21/2027	MYR	174,640	55	1,031	1,086	0
NGF	Pay	3-Month TWD-TAIBOR	1.250	Quarterly	12/21/2027	TWD	5,201,400	558	(1,768)	0	(1,210)
	Pay	3-Month TWD-TAIBOR	1.250	Quarterly	03/15/2028		11,888,200	(131)	(2,810)	0	(2,941)
	Receive	3-Month TWD-TAIBOR	1.250	Quarterly	03/15/2028		18,251,500	5,234	(719)	4,515	0
SCX	Pay	3-Month MYR-KLIBOR	4.250	Quarterly	12/21/2027	MYR	465,000	168	2,724	2,892	0
	Pay	3-Month TWD-TAIBOR	1.250	Quarterly	12/21/2027	TWD	4,555,900	524	(1,584)	0	(1,060)

								$6,758	$1,437	$48,496	$(40,301)

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Pay	BOVESPA Index	322	0.000%	Maturity	04/12/2023	BRL	32,308	$0	$(114)	$0	$(114)
	Pay	KOSPI2 Index	108,500,000	0.000%	Maturity	06/08/2023	KRW	34,805,162	0	(243)	0	(243)
MEI	Pay	BOVESPA Index	6,304	0.000%	Maturity	04/12/2023	BRL	671,798	0	5,521	5,521	0
	Pay	KOSPI2 Index	87,000,000	0.000%	Maturity	06/08/2023	KRW	26,971,705	0	(914)	0	(914)
	Pay	Thailand Equity Index	3,819,800	0.000%	Maturity	06/29/2023	THB	3,664,127	0	(1,012)	0	(1,012)

									$0	$3,238	$5,521	$(2,283)

Total Swap Agreements									$6,758	$4,675	$54,017	$(42,584)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$7,027	$0	$15,953	$22,980	$(3,808)	$0	$(16,458)	$(20,266)	$2,714	$(1,860)	$854
BPS	22,634	0	3,785	26,419	(46,175)	0	(2,468)	(48,643)	(22,224)	19,843	(2,381)
BRC	11,898	0	0	11,898	(4,049)	0	0	(4,049)	7,849	(7,640)	209
CBK	9,870	0	1,649	11,519	(4,549)	0	(3,406)	(7,955)	3,564	(2,280)	1,284
CLY	0	0	0	0	(71)	0	0	(71)	(71)	0	(71)
DUB	41	0	0	41	(1,769)	0	0	(1,769)	(1,728)	1,698	(30)
GLM	10,932	0	10,436	21,368	(8,497)	0	(7,483)	(15,980)	5,388	(5,630)	(242)
GST	0	0	1,109	1,109	0	0	(1,040)	(1,040)	69	(710)	(641)
HUS	0	0	5,225	5,225	0	0	(1,803)	(1,803)	3,422	(3,416)	6
IND	0	0	0	0	0	0	(202)	(202)	(202)	344	142
JPM	1,923	0	710	2,633	(11,209)	0	(2,537)	(13,746)	(11,113)	10,857	(256)
MBC	10,906	0	1,136	12,042	(8,240)	0	(50)	(8,290)	3,752	(5,520)	(1,768)
MEI	0	0	5,521	5,521	0	0	(1,926)	(1,926)	3,595	(2,310)	1,285
MYC	0	0	1,086	1,086	0	0	0	0	1,086	(1,300)	(214)
MYI	16,901	0	0	16,901	(8,431)	0	0	(8,431)	8,470	(8,250)	220
NGF	0	0	4,515	4,515	0	0	(4,151)	(4,151)	364	(350)	14
RBC	8,628	0	0	8,628	(2,918)	0	0	(2,918)	5,710	(3,900)	1,810
RYL	0	0	0	0	(761)	0	0	(761)	(761)	431	(330)
SCX	14,681	0	2,892	17,573	(2,891)	0	(1,060)	(3,951)	13,622	(13,890)	(268)
SOG	214	0	0	214	(3,934)	0	0	(3,934)	(3,720)	4,118	398
SSB	6	0	0	6	(339)	0	0	(339)	(333)	433	100
TOR	22	0	0	22	0	0	0	0	22	0	22
UAG	2,536	0	0	2,536	(121)	0	0	(121)	2,415	(2,353)	62

Total Over the Counter	$118,219	$0	$54,017	$172,236	$(107,762)	$0	$(42,584)	$(150,346)

(j)

Securities with an aggregate market value of $37,983 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	51

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$22,477	$0	$5,756	$0	$1,478	$29,711
Swap Agreements	0	359	0	0	58,561	58,920

	$22,477	$359	$5,756	$0	$60,039	$88,631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118,219	$0	$118,219
Swap Agreements	0	0	5,521	0	48,496	54,017

	$0	$0	$5,521	$118,219	$48,496	$172,236

	$22,477	$359	$11,277	$118,219	$108,535	$260,867

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$21,971	$0	$9,914	$0	$1,461	$33,346
Swap Agreements	0	1,474	0	0	57,314	58,788

	$21,971	$1,474	$9,914	$0	$58,775	$92,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107,762	$0	$107,762
Swap Agreements	0	0	2,283	0	40,301	42,584

	$0	$0	$2,283	$107,762	$40,301	$150,346

	$21,971	$1,474	$12,197	$107,762	$99,076	$242,480

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(121,770)	$0	$(121,100)	$0	$(5,231)	$(248,101)
Swap Agreements	0	(5,530)	0	0	32,071	26,541

	$(121,770)	$(5,530)	$(121,100)	$0	$26,840	$(221,560)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,757	$0	$66,757
Purchased Options	0	0	0	(337)	0	(337)
Swap Agreements	0	0	(32,257)	0	(8,271)	(40,528)

	$0	$0	$(32,257)	$66,420	$(8,271)	$25,892

	$(121,770)	$(5,530)	$(153,357)	$66,420	$18,569	$(195,668)

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(38,552)	$0	$(19,713)	$0	$(14,643)	$(72,908)
Swap Agreements	0	(1,498)	0	0	(116,850)	(118,348)

	$(38,552)	$(1,498)	$(19,713)	$0	$(131,493)	$(191,256)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32,235)	$0	$(32,235)
Purchased Options	0	0	0	47	0	47
Swap Agreements	0	0	4,222	0	(4,049)	173

	$0	$0	$4,222	$(32,188)	$(4,049)	$(32,015)

	$(38,552)	$(1,498)	$(15,491)	$(32,188)	$(135,542)	$(223,271)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,796	$2,796
Corporate Bonds & Notes
Banking & Finance	0	245,945	0	245,945
Industrials	0	28,962	0	28,962
Utilities	0	9,167	0	9,167
U.S. Government Agencies	0	517,248	0	517,248
Non-Agency Mortgage-Backed Securities	0	18,881	0	18,881
Asset-Backed Securities	0	176,618	0	176,618
Sovereign Issues	0	20,955	0	20,955
Commodities	0	653,343	0	653,343
Short-Term Instruments
Certificates of Deposit	0	16,204	0	16,204
Commercial Paper	0	235,261	0	235,261
Repurchase Agreements	0	1,310,314	0	1,310,314
Short-Term Notes	0	70,056	0	70,056
Israel Treasury Bills	0	12,796	0	12,796
Japan Treasury Bills	0	565,553	0	565,553
U.S. Treasury Bills	0	122,886	0	122,886
	$0	$4,004,189	$2,796	$4,006,985

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$792,995	$0	$0	$792,995
Total Investments	$792,995	$4,004,189	$2,796	$4,799,980

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(501,295)	$0	$(501,295)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	29,651	58,863	0	88,514
Over the counter	0	172,236	0	172,236

	$29,651	$231,099	$0	$260,750

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	53

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(33,265)	$(58,542)	$0	$(91,807)
Over the counter	0	(150,346)	0	(150,346)
	$(33,265)	$(208,888)	$0	$(242,153)
Total Financial Derivative Instruments	$(3,614)	$22,211	$0	$18,597
Totals	$789,381	$3,525,105	$2,796	$4,317,282

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation   The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders   Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates   In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

ANNUAL REPORT	MARCH 31, 2023	61

Notes to Financial Statements (Cont.)

exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of

ANNUAL REPORT	MARCH 31, 2023	63

Notes to Financial Statements (Cont.)

portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$84,010	$724,464	$0	$0	$(15,526)	$792,948	$33,099	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$137,393	$195	$(137,500)	$(1,828)	$1,787	$47	$196	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations   in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions   involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and

64	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments   are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities   directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be

ANNUAL REPORT	MARCH 31, 2023	65

Notes to Financial Statements (Cont.)

determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations   (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds   are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments   are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2023, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises   are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

ANNUAL REPORT	MARCH 31, 2023	67

Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions   are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements   Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

68	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

(b) Reverse Repurchase Agreements   In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales   Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending   In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be

ANNUAL REPORT	MARCH 31, 2023	69

Notes to Financial Statements (Cont.)

charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts   may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts   are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or

70	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts   may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options   may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements   are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

ANNUAL REPORT	MARCH 31, 2023	71

Notes to Financial Statements (Cont.)

accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements   on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

ANNUAL REPORT	MARCH 31, 2023	73

Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements   may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

ANNUAL REPORT	MARCH 31, 2023	75

Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity- linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

ANNUAL REPORT	MARCH 31, 2023	77

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also

78	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations,

ANNUAL REPORT	MARCH 31, 2023	79

Notes to Financial Statements (Cont.)

potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

80	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

ANNUAL REPORT	MARCH 31, 2023	81

Notes to Financial Statements (Cont.)

including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

1.15%	0.25%	0.35%	0.45%(1)	0.40%	0.40%*

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

82	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C*	0.75%	0.25%

*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2023	83

Notes to Financial Statements (Cont.)

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of March 31, 2023, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$237	$7	$21	$265

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $73,021.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $7,763,967. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

84	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$83,893	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,118,102	$2,609,002	$949,882	$150,424

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2023	85

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	228,023	$2,929,526	127,265	$1,494,759

I-2	80,273	1,036,657	25,291	298,504

I-3	8,658	113,323	5,035	60,313

Class A	13,698	178,112	5,487	65,006

Issued as reinvestment of distributions

Institutional Class	34,367	400,347	4,252	50,081

I-2	8,694	101,103	603	7,130

I-3	1,125	13,153	65	774

Class A	1,487	17,188	133	1,539

Cost of shares redeemed

Institutional Class	(145,341)	(1,817,810)	(38,036)	(445,668)

I-2	(51,632)	(635,815)	(3,942)	(46,191)

I-3	(8,240)	(101,077)	(998)	(11,717)

Class A	(12,262)	(150,737)	(1,680)	(19,457)

Net increase (decrease) resulting from Fund share transactions	158,850	$2,083,970	123,475	$1,455,073

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 12% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 23.8% of the Fund’s consolidated net assets.

86	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS

ANNUAL REPORT	MARCH 31, 2023	87

Notes to Financial Statements (Cont.)

specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Funds or result in the inability of the Funds to operate as described in this Prospectus.

88	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2023

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0	$134,490	$(1)	$0	$(218,691)	$(273,754)	$(357,956)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$4,258,944	$1,044,600	$(903,886)	$140,714

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, and controlled foreign corporation (CFC) transactions.

ANNUAL REPORT	MARCH 31, 2023	89

Notes to Financial Statements (Cont.)

March 31, 2023

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$542,514	$3,371	$0	$57,505	$3,051	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2023	91

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CLY	Crédit Agricole Corporate and Investment Bank	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BOVESPA	Brazil Bovespa Index	MUTKCALM	Tokyo Overnight Average Rate
BRENT	Brent Crude	OMX	Stockholm 30 Index
CAC	Cotation Assistée en Continu	S&P 500	Standard & Poor’s 500 Index
CAONREPO	Canadian Overnight Repo Rate Average	SIBCSORA	Singapore Overnight Rate Average
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFRINDX	Secured Overnight Financing Rate Index
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
FTSE/JSE	South African Performance Index	TOPIX	Tokyo Price Index
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	ULSD	Ultra-Low Sulfur Diesel
IBEX 35	Spanish Continuous Exchange Index	US0003M	ICE 3-Month USD LIBOR
IBR	Indicador Bancario de Referencia	VSTOXX	Euro Stoxx 50 Volatility Index
KOSPI2	Korea Stock Exchange KOSPI 200 Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange

92	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	TAIBOR	Taipei Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
HIBOR	Hong Kong Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2023	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO TRENDS Managed Futures Strategy Fund	0.00%	0.00%	$87,488	$48,501	$29,413

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO TRENDS Managed Futures Strategy Fund	0.00%

94	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO TRENDS Managed Futures Strategy Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2481	$0.0000	$0.7986	$1.0467

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2468	$0.0000	$0.7947	$1.0415

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2460	$0.0000	$0.7921	$1.0381

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2436	$0.0000	$0.7844	$1.0280

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2023	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

96	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	MARCH 31, 2023	97

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy

98	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	99

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

100	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2023	101

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

102	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3017AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

PIMCO Sector Fund Series — I

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus

2	PIMCO SECTOR FUND SERIES — I

2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	3

Important Information About the PIMCO Sector Fund Series — I

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Sector Fund Series — I (the “Portfolio”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

4	PIMCO SECTOR FUND SERIES — I

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolio and issuers in which it invests. For example, if a bank at which the Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Portfolio invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking

ANNUAL REPORT	MARCH 31, 2023	5

Important Information About the PIMCO Sector Fund Series — I (Cont.)

sector are evolving, and the scope of any potential impacts to the Portfolio and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolio and issuers in which it invests.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status

PIMCO Sector Fund Series - I	06/02/22	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers

6	PIMCO SECTOR FUND SERIES — I

or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of the Portfolio may be obtained by calling (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Portfolio, investors can inform the Portfolio by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Portfolio or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

ANNUAL REPORT	MARCH 31, 2023	7

Important Information About the PIMCO Sector Fund Series — I (Cont.)

Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

8	PIMCO SECTOR FUND SERIES — I

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2023	9

PIMCO Sector Fund Series — I

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended March 31, 2023

Portfolio Inception (6/2/2022)*
PIMCO Sector Fund Series — I	(0.14)%
Bloomberg U.S. Credit Index	(0.74)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO

10	PIMCO SECTOR FUND SERIES — I

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	70.4%
U.S. Treasury Obligations	13.9%
Short-Term Instruments‡	9.6%
U.S. Government Agencies	4.4%
Other	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Sector Fund Series — I seeks maximum total return, consistent with prudent investment management by investing under normal circumstances at least 65% of its total assets in a portfolio of investment grade instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight interest rate positioning contributed to performance, as interest rates rose.

»	Security selection within the financial sector, notably overweight exposure to a select bank, contributed to performance, as spreads tightened.

»	Security selection within the utilities sector, notably overweight exposure to a select utilities issuer, contributed to performance, as spreads tightened.
»	Security selection within the media sector, notably overweight exposure to a select media cable issuer, detracted from performance, as spreads widened.

»	Security selection within government related sectors, notably underweight exposure to a select supranational issuer, detracted from performance, as spreads tightened.

»	Security selection within municipal bonds, notably underweight exposure to Illinois, detracted from performance, as spreads tightened.

ANNUAL REPORT	MARCH 31, 2023	11

Expense Example PIMCO Sector Fund Series — I

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Portfolio is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Sector Fund Series — I	$1,000.00	$1,076.10	$0.10	$1,000.00	$1,024.83	$0.10	0.02%

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SECTOR FUND SERIES — I

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2023	13

Financial Highlights PIMCO Sector Fund Series — I

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Total

06/02/2022 - 03/31/2023	$10.00	$0.37	$(0.39)	$(0.02)	$(0.24)	$0.00	$(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of common shares outstanding during the period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales.

14	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.74	(0.14)%	$150,411	0.01	%*	0.06	%*	0.00	%*	0.05	%*	4.66	%*	36%

ANNUAL REPORT	MARCH 31, 2023	15

Statement of Assets and Liabilities PIMCO Sector Fund Series — I

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$153,800
Investments in Affiliates	6,035

Financial Derivative Instruments
Exchange-traded or centrally cleared	19
Over the counter	23
Cash	542
Deposits with counterparty	688
Foreign currency, at value	31
Receivable for investments sold	2
Interest and/or dividends receivable	1,449
Dividends receivable from Affiliates	26
Reimbursement receivable from PIMCO	7

Total Assets	162,622

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$18
Over the counter	24
Payable for investments purchased	5,096
Payable for investments in Affiliates purchased	26
Payable for TBA investments purchased	7,040
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	4

Total Liabilities	12,211

Net Assets	$150,411

Net Assets Consist of:

Paid in capital	$151,214
Distributable earnings (accumulated loss)	(803)

Net Assets	$150,411

Shares Issued and Outstanding	15,442

Net Asset Value Per Share Outstanding(a):	$9.74

Cost of investments in securities	$154,952
Cost of investments in Affiliates	$6,036
Cost of foreign currency held	$31
Cost or premiums of financial derivative instruments, net	$12

* Includes repurchase agreements of:	$9,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

16	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

Statement of Operations PIMCO Sector Fund Series — I

Inception date through March 31, 2023(a)
(Amounts in thousands†)

Investment Income:

Interest	$3,831
Dividends from Investments in Affiliates	36
Total Income	3,867

Expenses:

Investment advisory fees	16
Supervisory and administrative fees	25
Interest expense	10
Total Expenses	51
Waiver and/or Reimbursement by PIMCO	(41)
Net Expenses	10

Net Investment Income (Loss)	3,857

Net Realized Gain (Loss):

Investments in securities	(269)
Exchange-traded or centrally cleared financial derivative instruments	(242)
Over the counter financial derivative instruments	(26)
Foreign currency	(8)

Net Realized Gain (Loss)	(545)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,152)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	43
Over the counter financial derivative instruments	3
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	(1,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Portfolio was June 2, 2022.

ANNUAL REPORT	MARCH 31, 2023	17

Statement of Changes in Net Assets PIMCO Sector Fund Series — I

(Amounts in thousands†)	Inception date through March 31, 2023(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,857
Net realized gain (loss)	(545)
Net change in unrealized appreciation (depreciation)	(1,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,207

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(3,010)

Total Distributions(b)	(3,010)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	151,214

Total Increase (Decrease) in Net Assets	150,411

Net Assets:

Beginning of period	0
End of period	$150,411

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Portfolio was June 2, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

18	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

Schedule of Investments PIMCO Sector Fund Series — I

March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.3%

CORPORATE BONDS & NOTES 74.8%

BANKING & FINANCE 30.9%

AerCap Ireland Capital DAC
3.850% due 10/29/2041	$600	$460
4.875% due 01/16/2024	600	593

AIA Group Ltd.
5.625% due 10/25/2027	200	208

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051	500	311

Ally Financial, Inc.
6.700% due 02/14/2033	300	267
8.000% due 11/01/2031	300	315

American Homes 4 Rent LP
4.250% due 02/15/2028	300	282

American Tower Corp.
2.100% due 06/15/2030	800	654

Aon Corp.
2.800% due 05/15/2030	500	442

Aviation Capital Group LLC
6.250% due 04/15/2028 (a)	300	300

Banco Santander SA
5.147% due 08/18/2025	200	197
5.294% due 08/18/2027	200	197

Bank Leumi Le-Israel BM
5.125% due 07/27/2027	200	196

Bank of America Corp.
1.922% due 10/24/2031 •	400	319
2.831% due 10/24/2051 •	800	524
2.884% due 10/22/2030 •	1,400	1,219
3.824% due 01/20/2028 •	300	287
6.204% due 11/10/2028 •	700	732

Bank of Ireland Group PLC
6.253% due 09/16/2026 •	200	199

Barclays PLC
2.645% due 06/24/2031 •	1,500	1,207
5.746% due 08/09/2033 •	500	490

Blackstone Holdings Finance Co. LLC
6.200% due 04/22/2033	400	420

BNP Paribas SA
7.750% due 08/16/2029 •(b)(c)	300	288

Boston Properties LP
6.750% due 12/01/2027	100	99

BPCE SA
5.975% due 01/18/2027 •	500	499

Brookfield Finance, Inc.
3.500% due 03/30/2051	800	534

Citigroup, Inc.
3.106% due 04/08/2026 •	650	622
7.375% due 05/15/2028 •(b)	200	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
4.655% due 08/22/2028 •		$300	$292
5.564% due 02/28/2029 •		250	252

Credit Suisse AG
1.250% due 08/07/2026		400	338

Credit Suisse Group AG
2.593% due 09/11/2025 •		300	279
6.442% due 08/11/2028 •		300	298

Crown Castle, Inc.
1.050% due 07/15/2026		500	441
3.250% due 01/15/2051		300	207

Deutsche Bank AG
2.311% due 11/16/2027 •		600	509
3.961% due 11/26/2025 •		400	379
6.119% due 07/14/2026 •		400	388

DNB Bank ASA
5.896% due 10/09/2026 •		500	505

Equinix, Inc.
3.000% due 07/15/2050		300	196

Equitable Financial Life Global Funding
5.450% due 03/03/2028		400	410

Essex Portfolio LP
1.700% due 03/01/2028		500	430

Extra Space Storage LP
3.900% due 04/01/2029		700	646

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025		200	195
4.550% due 08/23/2027		200	197
5.700% due 03/14/2028		200	205

Fifth Third Bacorp
4.772% due 07/28/2030 •		200	185

General Motors Financial Co., Inc.
6.000% due 01/09/2028		500	512

GLP Capital LP
5.250% due 06/01/2025		200	196

Goldman Sachs Group, Inc.
2.600% due 02/07/2030		1,300	1,117
3.800% due 03/15/2030		200	186
4.482% due 08/23/2028 •		300	294
7.250% due 04/10/2028	GBP	200	266

Host Hotels & Resorts LP
2.900% due 12/15/2031		$300	234
3.500% due 09/15/2030		300	254

HSBC Holdings PLC
2.357% due 08/18/2031 •		500	403
2.848% due 06/04/2031 •		600	504
5.402% due 08/11/2033 •		500	495
6.254% due 03/09/2034 •		600	628
7.390% due 11/03/2028 •		500	533

Hudson Pacific Properties LP
5.950% due 02/15/2028		100	76

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	19

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
4.625% due 01/06/2026		$300	$295

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		1,500	1,345
4.452% due 12/05/2029 •		1,200	1,166
4.851% due 07/25/2028 •		400	400

KBC Group NV
5.796% due 01/19/2029 •		400	403

Kilroy Realty LP
2.650% due 11/15/2033		300	187

Lazard Group LLC
4.375% due 03/11/2029		100	95

Lloyds Banking Group PLC
4.375% due 03/22/2028		400	380
4.550% due 08/16/2028		500	475
4.976% due 08/11/2033 •		500	479

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027		200	199

Mitsubishi UFJ Financial Group, Inc.
1.640% due 10/13/2027 •		200	176
2.048% due 07/17/2030		1,300	1,064
5.017% due 07/20/2028 •		500	497

Mizuho Financial Group, Inc.
2.839% due 09/13/2026		1,000	929
5.739% due 05/27/2031 •		300	306

Morgan Stanley
4.679% due 07/17/2026 •		500	494

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	76

NatWest Group PLC
4.445% due 05/08/2030 •		$600	564
4.892% due 05/18/2029 •		500	481
5.516% due 09/30/2028 •		200	198

Nomura Holdings, Inc.
2.608% due 07/14/2031		500	393
2.679% due 07/16/2030		200	162
5.709% due 01/09/2026		200	201

NTT Finance Corp.
4.372% due 07/27/2027		100	99

Popular, Inc.
7.250% due 03/13/2028		400	396

Prologis LP
4.750% due 06/15/2033		400	398

Realty Income Corp.
4.850% due 03/15/2030		400	394

Rexford Industrial Realty LP
5.000% due 06/15/2028		400	395

Royal Bank of Canada
5.000% due 02/01/2033		400	405

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		300	242
6.833% due 11/21/2026 •		600	608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
3.625% due 03/01/2041	$200	$129
6.221% due 06/15/2033 •	200	186
6.447% due 01/12/2027 •	400	400

Standard Chartered PLC
3.971% due 03/30/2026 •	200	193
6.301% due 01/09/2029 •	400	409
7.776% due 11/16/2025 •	300	307

Sumitomo Mitsui Financial Group, Inc.
5.766% due 01/13/2033	700	732

Synchrony Bank
5.625% due 08/23/2027	250	230

Synchrony Financial
3.950% due 12/01/2027	300	254

Toyota Motor Credit Corp.
4.625% due 01/12/2028	300	304

Truist Financial Corp.
5.122% due 01/26/2034 •	400	390
6.123% due 10/28/2033 •	300	315

U.S. Bancorp
4.839% due 02/01/2034 •	600	583

UBS Group AG
4.703% due 08/05/2027 •	400	383
4.988% due 08/05/2033 •	200	191

VICI Properties LP
4.375% due 05/15/2025	300	291
5.125% due 05/15/2032	400	377

Wells Fargo & Co.
2.393% due 06/02/2028 •	200	180
2.879% due 10/30/2030 •	1,500	1,305

Welltower, Inc.
4.250% due 04/01/2026	400	392

Weyerhaeuser Co.
4.000% due 11/15/2029	600	567
4.000% due 04/15/2030	400	374

		46,502

INDUSTRIALS 36.3%

AbbVie, Inc.
4.050% due 11/21/2039	900	805
4.850% due 06/15/2044	300	288

Alibaba Group Holding Ltd.
2.700% due 02/09/2041	600	404

Altria Group, Inc.
3.400% due 02/04/2041	300	212

America Movil SAB de CV
3.625% due 04/22/2029	700	654
5.375% due 04/04/2032	600	537

Amgen, Inc.
3.375% due 02/21/2050	300	226
4.050% due 08/18/2029	300	290
5.250% due 03/02/2030	500	512

20	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	$500	$445

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	300	299

Anheuser-Busch InBev Finance, Inc.
4.625% due 02/01/2044	400	378

ArcelorMittal SA
6.800% due 11/29/2032	300	315

AstraZeneca PLC
4.375% due 08/17/2048	500	475
6.450% due 09/15/2037	600	708

BAT Capital Corp.
2.259% due 03/25/2028	400	343
4.700% due 04/02/2027	100	98

Bayer U.S. Finance LLC
4.250% due 12/15/2025	500	490

Becton Dickinson & Co.
1.957% due 02/11/2031	700	576

BHP Billiton Finance USA Ltd. Co.
4.750% due 02/28/2028	400	405

Boeing Co.
2.950% due 02/01/2030	300	265
3.950% due 08/01/2059	1,000	736

Bristol-Myers Squibb Co.
3.900% due 03/15/2062	200	166

Broadcom, Inc.
1.950% due 02/15/2028	300	261
3.469% due 04/15/2034	700	575
3.750% due 02/15/2051	400	295

Cameron LNG LLC
3.302% due 01/15/2035	300	258

CDW LLC
3.250% due 02/15/2029	400	352
3.569% due 12/01/2031	100	86

Centene Corp.
2.450% due 07/15/2028	300	261
3.000% due 10/15/2030	700	590

Charter Communications Operating LLC
2.250% due 01/15/2029	200	167
3.950% due 06/30/2062	1,000	635
5.250% due 04/01/2053	300	243

Cheniere Energy Partners LP
4.500% due 10/01/2029	400	372

Comcast Corp.
5.350% due 11/15/2027	200	208

CommonSpirit Health
6.073% due 11/01/2027	100	103

Constellation Brands, Inc.
3.150% due 08/01/2029	400	366
4.500% due 05/09/2047	300	263

Continental Resources, Inc.
4.375% due 01/15/2028	650	613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSL Finanace PLC Co.
4.950% due 04/27/2062	$200	$192

CVS Health Corp.
3.250% due 08/15/2029	700	640

DCP Midstream Operating LP
5.375% due 07/15/2025	600	598

Deere & Co.
3.100% due 04/15/2030	700	646

Dell International LLC
5.750% due 02/01/2033	400	403

Diageo Capital PLC
5.300% due 10/24/2027	200	208

DR Horton, Inc.
1.400% due 10/15/2027	100	86

eBay, Inc.
5.950% due 11/22/2027	300	313

Ecopetrol SA
8.875% due 01/13/2033	500	507

Elevance Health, Inc.
5.500% due 10/15/2032	400	421
6.100% due 10/15/2052	300	335

Eli Lilly & Co.
4.700% due 02/27/2033	200	205

Enbridge, Inc.
7.625% due 01/15/2083 •	200	196

Energy Transfer LP
4.750% due 01/15/2026	200	198
5.350% due 05/15/2045	400	354

EnLink Midstream LLC
6.500% due 09/01/2030	500	506

Entergy Louisiana LLC
2.350% due 06/15/2032	800	658
2.900% due 03/15/2051	700	478

EQT Corp.
7.000% due 02/01/2030	600	629

Expedia Group, Inc.
3.250% due 02/15/2030	300	260

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	200	178
4.700% due 07/15/2027	100	99

Freeport-McMoRan, Inc.
5.400% due 11/14/2034	100	98

GE HealthCare Technologies, Inc.
5.600% due 11/15/2025	200	203

General Electric Co.
4.500% due 03/11/2044	200	180

General Mills, Inc.
4.950% due 03/29/2033	400	406

General Motors Co.
5.400% due 10/15/2029	200	198
5.600% due 10/15/2032	200	196

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	21

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glencore Funding LLC
2.625% due 09/23/2031		$700	$575

Global Payments, Inc.
2.900% due 05/15/2030		100	85
3.200% due 08/15/2029		100	88
4.150% due 08/15/2049		300	225
4.875% due 03/17/2031	EUR	200	217
5.400% due 08/15/2032		$200	196

Haleon U.S. Capital LLC
3.375% due 03/24/2029		1,050	969

HCA, Inc.
4.375% due 03/15/2042		700	589
5.375% due 02/01/2025		500	501

Hess Corp.
7.300% due 08/15/2031		400	446

Home Depot, Inc.
4.950% due 09/15/2052		200	200

Humana, Inc.
3.700% due 03/23/2029		500	471
3.950% due 03/15/2027		400	388
5.875% due 03/01/2033		200	215

Hyatt Hotels Corp.
5.625% due 04/23/2025		200	199

Hyundai Capital America
5.500% due 03/30/2026		400	401

Illumina, Inc.
5.750% due 12/13/2027		100	103
5.800% due 12/12/2025		200	202

Imperial Brands Finance PLC
6.125% due 07/27/2027		200	205

JD.com, Inc.
3.375% due 01/14/2030		700	637

JDE Peet’s NV
2.250% due 09/24/2031		800	634

Kellogg Co.
2.100% due 06/01/2030		400	335

Kinder Morgan, Inc.
5.200% due 06/01/2033		600	597

Kraft Heinz Foods Co.
6.875% due 01/26/2039		200	227

Lenovo Group Ltd.
5.831% due 01/27/2028		400	403

Marriott International, Inc.
4.000% due 04/15/2028		500	483
4.625% due 06/15/2030		400	389

Marvell Technology, Inc.
1.650% due 04/15/2026		100	91
2.950% due 04/15/2031		600	501

McDonald’s Corp.
3.800% due 04/01/2028		400	393

Medtronic Global Holdings SCA
4.250% due 03/30/2028		400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Meta Platforms, Inc.
3.850% due 08/15/2032	$100	$94

Micron Technology, Inc.
6.750% due 11/01/2029	200	213

Moody’s Corp.
2.000% due 08/19/2031	300	245
3.250% due 01/15/2028	900	849

Motorola Solutions, Inc.
2.300% due 11/15/2030	900	732
4.600% due 05/23/2029	200	195

MPLX LP
4.950% due 09/01/2032	200	196

Netflix, Inc.
4.875% due 04/15/2028	200	199

Northrop Grumman Corp.
4.400% due 05/01/2030	400	398

NXP BV
4.300% due 06/18/2029	200	192
4.875% due 03/01/2024	400	397

OCI NV
6.700% due 03/16/2033	200	200

Open Text Corp.
6.900% due 12/01/2027	200	207

Oracle Corp.
1.650% due 03/25/2026 (d)	200	184
2.875% due 03/25/2031 (d)	300	257
3.250% due 11/15/2027	200	188
3.900% due 05/15/2035	500	437
6.150% due 11/09/2029 (d)	300	320

Petroleos Mexicanos
6.700% due 02/16/2032	400	319

Philip Morris International, Inc.
1.750% due 11/01/2030	700	563

Pioneer Natural Resources Co.
5.100% due 03/29/2026	400	402

Quanta Services, Inc.
3.050% due 10/01/2041	600	419

RELX Capital, Inc.
3.000% due 05/22/2030	300	268

Rogers Communications, Inc.
5.000% due 03/15/2044	500	452

Ryder System, Inc.
5.650% due 03/01/2028	300	304

ServiceNow, Inc.
1.400% due 09/01/2030	500	403

SK Hynix, Inc.
6.375% due 01/17/2028	400	402

Skyworks Solutions, Inc.
1.800% due 06/01/2026	300	270

Southern Co.
1.750% due 03/15/2028	300	259
3.750% due 09/15/2051 •	700	589

22	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spectra Energy Partners LP
3.375% due 10/15/2026	$400	$379

Stryker Corp.
1.950% due 06/15/2030	700	591

Sysco Corp.
4.850% due 10/01/2045	400	366

T-Mobile USA, Inc.
2.400% due 03/15/2029	700	610
3.375% due 04/15/2029	500	456
3.600% due 11/15/2060	800	571

Targa Resources Corp.
5.200% due 07/01/2027	500	496

TransCanada PipeLines Ltd.
4.875% due 01/15/2026	500	499

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	100	97

UnitedHealth Group, Inc.
4.950% due 05/15/2062	400	390

Var Energi ASA
7.500% due 01/15/2028	300	311

VeriSign, Inc.
2.700% due 06/15/2031	300	255

Verisk Analytics, Inc.
5.750% due 04/01/2033	200	210

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	200	193

Walt Disney Co.
5.400% due 10/01/2043	700	738

Warnermedia Holdings, Inc.
5.391% due 03/15/2062	1,000	810

Weibo Corp.
3.500% due 07/05/2024	700	682

Weir Group PLC
2.200% due 05/13/2026	200	180

Westinghouse Air Brake Technologies Corp.
3.450% due 11/15/2026	400	375

Zoetis, Inc.
4.700% due 02/01/2043	300	281

		54,674

UTILITIES 7.6%

Appalachian Power Co.
4.500% due 08/01/2032	400	384

AT&T, Inc.
3.650% due 09/15/2059	1,000	716
3.800% due 12/01/2057	100	74

Brooklyn Union Gas Co.
4.632% due 08/05/2027	100	97

Constellation Energy Generation LLC
3.250% due 06/01/2025	300	289

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consumers Energy Co.
4.200% due 09/01/2052	$200	$176

DTE Energy Co.
3.400% due 06/15/2029	400	367

Duke Energy Carolinas LLC
3.550% due 03/15/2052	300	234

Duke Energy Ohio, Inc.
5.250% due 04/01/2033	400	412

Enel Finance International NV
7.500% due 10/14/2032	500	558
7.750% due 10/14/2052	200	235

Florida Power & Light Co.
5.100% due 04/01/2033	400	415

Georgia Power Co.
2.650% due 09/15/2029	200	176

Louisville Gas & Electric Co.
5.450% due 04/15/2033	400	416

Massachusetts Electric Co.
1.729% due 11/24/2030	400	315

MidAmerican Energy Co.
4.250% due 07/15/2049	600	537

NextEra Energy Capital Holdings, Inc.
5.000% due 02/28/2030	300	303
5.050% due 02/28/2033	200	201

NGPL PipeCo LLC
3.250% due 07/15/2031	300	255

Pacific Gas & Electric Co.
4.000% due 12/01/2046	900	637
5.900% due 06/15/2032	200	200
6.150% due 01/15/2033	400	411

Public Service Electric & Gas Co.
4.650% due 03/15/2033	400	402

Southern California Edison Co.
2.750% due 02/01/2032	300	258
2.850% due 08/01/2029	100	89
2.950% due 02/01/2051	200	135

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046	500	389

Southwest Gas Corp.
5.800% due 12/01/2027	300	310

Targa Resources Partners LP
4.875% due 02/01/2031	100	94

Verizon Communications, Inc.
2.355% due 03/15/2032	900	739
3.000% due 11/20/2060	300	193
4.329% due 09/21/2028	300	297

Vodafone Group PLC
7.875% due 02/15/2030	400	467

Wisconsin Electric Power Co.
4.750% due 09/30/2032	100	101

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	23

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Power & Light Co.
4.950% due 04/01/2033	$500	$503

		11,385

Total Corporate Bonds & Notes (Cost $113,578)		112,561

U.S. GOVERNMENT AGENCIES 4.7%

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2053	1,000	997
5.500% due 04/01/2053	1,400	1,414
6.000% due 04/01/2053	2,100	2,144
6.500% due 04/01/2053	2,400	2,475

Total U.S. Government Agencies (Cost $7,039)		7,030

U.S. TREASURY OBLIGATIONS 14.8%

U.S. Treasury Bonds
2.875% due 05/15/2052	1,100	941
3.000% due 11/15/2044	149	130
3.250% due 05/15/2042	3,700	3,416
3.375% due 08/15/2042	2,300	2,161
4.000% due 11/15/2042	3,500	3,596

U.S. Treasury Notes
3.500% due 02/15/2033	10,000	10,017
4.125% due 11/15/2032	1,825	1,918

Total U.S. Treasury Obligations (Cost $22,356)		22,179

ASSET-BACKED SECURITIES 0.9%

Barings CLO Ltd.
5.742% due 04/15/2031 •	300	296

Louisiana Local Government Environmental Facilities & Community Development Authority
5.048% due 12/01/2034	400	409

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •	300	301

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035	400	411

Total Asset-Backed Securities (Cost $1,388)		1,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%

Airport Authority
4.750% due 01/12/2028	$200	$203
4.875% due 01/12/2030	200	205

Israel Government International Bond
4.500% due 01/17/2033	500	500

Saudi Government International Bond
4.875% due 07/18/2033	400	405

Total Sovereign Issues (Cost $1,291)		1,313

SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (e) 6.2%

		9,300

Total Short-Term Instruments (Cost $9,300)		9,300

Total Investments in Securities (Cost $154,952)		153,800

	SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	620,780	6,035

Total Short-Term Instruments (Cost $6,036)		6,035

Total Investments in Affiliates (Cost $6,036)		6,035

Total Investments 106.3% (Cost $160,988)		$159,835

Financial Derivative Instruments (f)(g) (0.0)% (Cost or Premiums, net $12)		0

Other Assets and Liabilities, net (6.3)%		(9,424)

Net Assets 100.0%		$150,411

24	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)	Contingent convertible security.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	1.650%	03/25/2026	09/01/2022	$183	$184	0.12%
Oracle Corp.	2.875	03/25/2031	10/28/2022	240	257	0.17
Oracle Corp.	6.150	11/09/2029	02/15/2023	314	320	0.22

				$737	$761	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.950%	03/31/2023	04/03/2023	$5,000	U.S. Treasury Bonds 1.375% due 08/15/2050	$(5,178)	$5,000	$5,002
SCX	4.880	04/03/2023	04/04/2023	4,300	U.S. Treasury Bonds 3.125% due 05/15/2048	(4,474)	4,300	4,300

Total Repurchase Agreements						$(9,652)	$9,300	$9,302

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$5,002	$0	$0	$5,002	$(5,178)	$(176)
SCX	4,300	0	0	4,300	(4,474)	(174)

Total Borrowings and Other Financing Transactions	$9,302	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	25

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(148) at a weighted average interest rate of 4.603%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	2	$	2	$(1)	$0
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	2		2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	2		2	(1)	0
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	5		5	(3)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	2		2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	5		5	(4)	(1)

Total Written Options						$(11)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	10	$2,065	$1	$1	$0
U.S. Treasury 5-Year Note June Futures	06/2023	11	1,205	25	3	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	2	242	9	1	0

				$35	$5	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	10	$(1,473)	$(50)	$7	$(7)
U.S. Treasury 10-Year Note June Futures	06/2023	24	(2,758)	29	0	(8)
United Kingdom Long Gilt June Futures	06/2023	1	(127)	(4)	1	0

				$(25)	$8	$(15)

Total Futures Contracts				$10	$13	$(15)

26	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2027	1.005%	$200	$(1)	$1	$0	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$3,900	$28	$18	$46	$4	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.800%	Annual	03/10/2028	$100	$0	$3	$3	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033	100	0	1	1	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033	100	0	2	2	1	0

						$0	$6	$6	$1	$0

Total Swap Agreements						$27	$25	$52	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13	$6	$19	$(3)	$(15)	$0	$(18)

Cash of $688 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	27

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	05/2023		EUR	214	$		228	$0	$(5)
	05/2023		GBP	287			347	0	(8)
CBK	05/2023	$		393		EUR	371	10	0
MBC	05/2023		EUR	25	$		27	0	0
	05/2023	$		501		EUR	473	13	0
UAG	05/2023		EUR	886	$		954	0	(9)

Total Forward Foreign Currency Contracts								$23	$(22)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	200	$(1)	$(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	200	(1)	(1)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	100	(1)	1

Total Written Options							$(4)	$(2)

28	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(2)	$0	$(2)	$(2)	$0	$(2)
BRC	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
CBK	10	0	0	10	0	0	0	0	10	0	10
MBC	13	0	0	13	0	0	0	0	13	0	13
UAG	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

Total Over the Counter	$23	$0	$0	$23	$(22)	$(2)	$0	$(24)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	5	0	0	1	6

	$0	$5	$0	$0	$14	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23

	$0	$5	$0	$23	$14	$42

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	15	15

	$0	$0	$0	$0	$18	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22	$0	$22
Written Options	0	0	0	0	2	2

	$0	$0	$0	$22	$2	$24

	$0	$0	$0	$22	$20	$42

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	29

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(349)	$(349)
Swap Agreements	0	108	0	0	(1)	107

	$0	$108	$0	$0	$(350)	$(242)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(31)	$0	$(31)
Written Options	0	0	0	0	5	5

	$0	$0	$0	$(31)	$5	$(26)

	$0	$108	$0	$(31)	$(345)	$(268)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	10	10
Swap Agreements	0	20	0	0	5	25

	$0	$20	$0	$0	$23	$43

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Written Options	0	0	0	0	1	1

	$0	$0	$0	$2	$1	$3

	$0	$20	$0	$2	$24	$46

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$46,502	$0	$46,502
Industrials	0	54,674	0	54,674
Utilities	0	11,385	0	11,385
U.S. Government Agencies	0	7,030	0	7,030
U.S. Treasury Obligations	0	22,179	0	22,179
Asset-Backed Securities	0	1,417	0	1,417
Sovereign Issues	0	1,313	0	1,313
Short-Term Instruments
Repurchase Agreements	0	9,300	0	9,300

	$0	$153,800	$0	$153,800

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,035	$0	$0	$6,035

Total Investments	$6,035	$153,800	$0	$159,835

30	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

March 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8	$11	$0	$19
Over the counter	0	23	0	23

	$8	$34	$0	$42

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(11)	0	(18)
Over the counter	0	(24)	0	(24)

	$(7)	$(35)	$0	$(42)

Total Financial Derivative Instruments	$1	$(1)	$0	$0

Totals	$6,036	$153,799	$0	$159,835

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2023	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to PIMCO Sector Fund Series — I (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

Shares of the Portfolio have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

Hereinafter, the Board of Trustees of the Portfolio shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

32	PIMCO SECTOR FUND SERIES — I

March 31, 2023

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. The Portfolio’s dividend and capital gain distributions will automatically be reinvested in additional shares of the Portfolio at NAV unless the shareholder elects to have the distributions paid in cash. The Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with

ANNUAL REPORT	MARCH 31, 2023	33

Notes to Financial Statements (Cont.)

U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance

34	PIMCO SECTOR FUND SERIES — I

March 31, 2023

of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Portfolio’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Portfolio’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Portfolio generally does not calculate its NAV on days

ANNUAL REPORT	MARCH 31, 2023	35

Notes to Financial Statements (Cont.)

on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Portfolio may calculate its NAV as of the NYSE Close for such day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales price. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value Portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

36	PIMCO SECTOR FUND SERIES — I

March 31, 2023

value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Portfolio’s Offering Memorandum.

Under certain circumstances, the per share NAV of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The

ANNUAL REPORT	MARCH 31, 2023	37

Notes to Financial Statements (Cont.)

inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs

38	PIMCO SECTOR FUND SERIES — I

March 31, 2023

of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset

ANNUAL REPORT	MARCH 31, 2023	39

Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows

40	PIMCO SECTOR FUND SERIES — I

March 31, 2023

the Portfolio’s transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/02/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$6,036	$0	$0	$(1)	$6,035	$36	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

ANNUAL REPORT	MARCH 31, 2023	41

Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

42	PIMCO SECTOR FUND SERIES — I

March 31, 2023

FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open

ANNUAL REPORT	MARCH 31, 2023	43

Notes to Financial Statements (Cont.)

maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Portfolio has used bilateral repurchase agreements wherein the underlying securities will be held by the Portfolio’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Portfolio did not participate in the Interfund Lending Program.

44	PIMCO SECTOR FUND SERIES — I

March 31, 2023

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2023	45

Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked

46	PIMCO SECTOR FUND SERIES — I

March 31, 2023

returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2023	47

Notes to Financial Statements (Cont.)

Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the

48	PIMCO SECTOR FUND SERIES — I

March 31, 2023

settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge the Portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

ANNUAL REPORT	MARCH 31, 2023	49

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

New Portfolio Risk  is the risk that a new portfolio’s performance may not represent how the portfolio is expected to or may perform in the long term. In addition, new portfolios have limited operating histories for investors to evaluate and new portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

50	PIMCO SECTOR FUND SERIES — I

March 31, 2023

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income portfolios may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. A Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally- cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

ANNUAL REPORT	MARCH 31, 2023	51

Notes to Financial Statements (Cont.)

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

52	PIMCO SECTOR FUND SERIES — I

March 31, 2023

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Portfolio to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent a Portfolio invests in senior loans that are covenant-lite obligations, the Portfolio may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also

ANNUAL REPORT	MARCH 31, 2023	53

Notes to Financial Statements (Cont.)

impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net

54	PIMCO SECTOR FUND SERIES — I

March 31, 2023

asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Portfolio and its shareholders may suffer losses as a result of a cyber security breach related to the Portfolio, its service providers, trading counterparties or the issuers in which the Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2023	55

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

56	PIMCO SECTOR FUND SERIES — I

March 31, 2023

supervisory and administrative fee based on the Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fee for the Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to the Portfolio):

Investment Advisory Fee	Supervisory and Administrative Fee

0.02%	0.03%

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Portfolios, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive the advisory fee it receives from the Portfolio by 0.02% of the average daily net assets. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive the supervisory and administrative fee it receives from the Portfolio by 0.03% of the average daily net. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2023	57

Notes to Financial Statements (Cont.)

Pursuant to the Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $41,281.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

(e) Distributor PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated funds or portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$4,477	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that

58	PIMCO SECTOR FUND SERIES — I

March 31, 2023

may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$33,969	$4,429	$141,382	$25,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Inception date through March 31,2023(a)

	Shares	Amount

Receipts for shares sold	16,413	$160,860

Issued as reinvestment of distributions	302	2,846

Cost of shares redeemed	(1,273)	(12,492)

Net increase (decrease) resulting from Portfolio share transactions	15,442	$151,214

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Portfolio was June 2, 2022.

As of March 31, 2023, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 28% of the Portfolio. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	MARCH 31, 2023	59

Notes to Financial Statements (Cont.)

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of March 31, 2023, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Sector Fund Series — I	$953	$0	$(1,211)	$0	$(545)	$0	$0	$(803)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.

60	PIMCO SECTOR FUND SERIES — I

March 31, 2023

(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Sector Fund Series — I*	$346	$199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Sector Fund Series — I	$161,105	$1,486	$(2,698)	$(1,212)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and straddle loss deferrals.

For the fiscal year ended March 31, 2023 the Portfolio made the following tax basis distributions (amounts in thousands†):

	Inception Date through March 31, 2023(8)

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)

PIMCO Sector Fund Series — I	$3,010	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Inception date of the Portfolio was June 2, 2022.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2023	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Sector Fund Series — I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Sector Fund Series — I (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 2, 2022 (inception date) through March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period June 2, 2022 (inception date) through March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

62	PIMCO SECTOR FUND SERIES — I

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	UAG	UBS AG Stamford
CBK	Citibank N.A.

Currency Abbreviations:
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2023	63

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Portfolio intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Sector Fund Series — I	0.00%	0.00%	$3,010	$0	$2,148

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate portfolio shareholders of the portfolio below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the portfolio as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Sector Fund Series — I	0.00%

64	PIMCO SECTOR FUND SERIES — I

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Sector Fund Series — I

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1439	$0.0000	$0.0016	$0.1455

March 2023	$0.0505	$0.0000	$0.0000	$0.0505

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2023	65

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Offering Memorandum Supplement includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

66	PIMCO SECTOR FUND SERIES — I

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

ANNUAL REPORT	MARCH 31, 2023	67

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income

68	PIMCO SECTOR FUND SERIES — I

(Unaudited)

Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2023	69

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information With Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information With Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

70	PIMCO SECTOR FUND SERIES — I

(Unaudited)

Procedures To Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected From Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

ANNUAL REPORT	MARCH 31, 2023	71

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

72	PIMCO SECTOR FUND SERIES — I

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS2018AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		24

Benchmark Descriptions		25

Financial Highlights		26

Statements of Assets and Liabilities		30

Consolidated Statements of Assets and Liabilities		32

Statements of Operations		33

Consolidated Statements of Operations		36

Statements of Changes in Net Assets		37

Consolidated Statements of Changes in Net Assets		41

Statements of Cash Flows		42

Notes to Financial Statements		181

Report of Independent Registered Public Accounting Firm		210

Glossary		212

Federal Income Tax Information		213

Management of the Trust		215

Privacy Policy		218

Liquidity Risk Management Program		219

Distribution Information		220

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	8	43

PIMCO EM Bond and Short-Term Investments Portfolio	9	57

PIMCO High Yield and Short-Term Investments Portfolio	10	64

PIMCO Investment Grade Credit Bond Portfolio	11	72

PIMCO Long Duration Credit Bond Portfolio	12	85

PIMCO Low Duration Portfolio	13	109

PIMCO Moderate Duration Portfolio	14	116

PIMCO Mortgage and Short-Term Investments Portfolio	15	123

PIMCO Municipal Portfolio	16	134

PIMCO Real Return Portfolio	17	137

PIMCO Short-Term Portfolio	18	142

PIMCO Short-Term Floating NAV Portfolio II	19	153

PIMCO U.S. Government and Short-Term Investments Portfolio	20	157

PIMCO International Portfolio(1)	21	162

PIMCO Short Asset Portfolio(1)	22	168

PIMCO Short-Term Floating NAV Portfolio III(1)	23	176

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a

Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

4	PRIVATE ACCOUNT PORTFOLIO SERIES

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Portfolios and issuers in which they invest. For example, if a bank at which a Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Portfolios invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Portfolios and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Portfolios and issuers in which they invest.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Portfolios	(Cont.)

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Portfolio, investors can inform the Portfolio by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Portfolio or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX;

and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Asset-Backed Securities	46.5%

U.S. Government Agencies	25.0%

Non-Agency Mortgage-Backed Securities	22.3%

Short-Term Instruments‡	4.0%

U.S. Treasury Obligations	1.8%

Corporate Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	(1.15)%	1.84%	3.28%	6.04%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.44%
Bloomberg Asset-Backed Securities Index	0.37%	1.63%	1.41%	3.33%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the short end of the U.S. yield curve contributed to performance, as rates rose broadly.

»	There are no other material contributors to performance for this Portfolio.

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Exposure to non-agency commercial MBS detracted from performance, as spreads widened and the asset class posted negative returns.

»	Exposure to pass-through agency MBS detracted from performance, as spreads widened.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2023†§

Short-Term Instruments‡	53.5%

South Africa	8.6%

Indonesia	4.1%

Qatar	3.8%

Colombia	3.5%

Brazil	2.9%

Serbia	2.9%

Chile	2.8%

Mexico	2.6%

Saudi Arabia	2.5%

United States	2.0%

United Arab Emirates	1.8%

Cayman Islands	1.8%

Peru	1.6%

Israel	1.6%

Other	4.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	(0.20)%	(0.24)%	1.80%	6.63%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.82%♦
Custom JPM ELMI+ Benchmark	1.64%	(3.13)%	(1.95)%	3.63%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Within local debt, long exposure to the Indonesian rupiah contributed to absolute performance, as the currency appreciated for the last quarter of the reporting period.

»	Within external debt, long exposure to Brazilian corporates contributed to absolute performance, as select securities generated positive total carry.

»	Within local debt, long exposure to Peru detracted from absolute performance, as local rates rose.

»	Within local debt, long exposure to Brazil detracted from absolute performance, as local rates rose.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	70.2%

Loan Participations and Assignments	12.0%

Short-Term Instruments‡	10.6%

Common Stocks	3.5%

Sovereign Issues	1.2%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	(5.04)%	4.78%	6.25%	7.46%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.42%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	(2.95)%	3.30%	4.07%	6.38%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the banking sector contributed to performance, as prices of an underweight position within the sector fell.

»	Security selection in the chemicals sector contributed to performance, as prices of an underweight position within the sector fell.

»	Security selection in the media, entertainment and publishing sector contributed to performance, as prices of an underweight position within the sector fell.

»	Security selection in the healthcare sector detracted from performance, as prices of an overweight position within the sector fell.

»	Security selection in the telecommunications sector detracted from performance, as prices of an overweight position within the sector fell.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader market.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Banking & Finance	39.6%

Industrials	25.6%

Utilities	9.6%

Short-Term Instruments‡	9.5%

U.S. Treasury Obligations	5.3%

Preferred Securities	3.9%

U.S. Government Agencies	3.6%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	(1.42)%	1.69%	2.49%	6.16%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.58%♦
Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	(5.48)%	1.64%	2.36%	5.06%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income investments of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to interest rate positioning contributed to performance, as interest rates rose.

»	Tactical exposure to emerging markets, particularly overweight exposure to select issuers in the energy sector, contributed to performance, as Russian energy quasi-sovereigns rebounded from lows.

»	Underweight exposure to the real estate investment trust sector, contributed to performance, as the sector underperformed the U.S. credit index.

»	Security selection within the banking sector, particularly overweight exposure to a U.S. regional bank, detracted from performance, as spreads widened.

»	Underweight exposure the automotive sector detracted from performance, as the sector outperformed the U.S. credit index.

»	Overweight exposure to agency mortgage backed securities detracted from performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	64.2%

U.S. Treasury Obligations	22.5%

U.S. Government Agencies	3.6%

Preferred Securities	3.1%

Municipal Bonds & Notes	2.3%

Sovereign Issues	1.7%

Other	1.6%

Short-Term Instruments†	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	(9.64)%	2.33%	3.93%	6.43%
Bloomberg U.S. Long Credit Index	(11.28)%	1.07%	2.85%	5.79%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection contributed to performance due to underweight exposure to the back end of the curve, as U.S. Treasury yields rose.

»	Select exposure within emerging market external debt contributed to performance due to security selection, as Russian bond exposures recovered from their lows.

»	Name selection and overweight exposure within the investment grade pipelines securities sector contributed to performance, as the sector outperformed broad investment grade.

»	Name selection and overweight exposure within investment grade financials detracted from performance, as spreads widened amidst stress in the banking sector.

»	There were no other material detractors to performance for this Portfolio.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	50.0%

Corporate Bonds & Notes	18.0%

Asset-Backed Securities	11.3%

U.S. Government Agencies	8.6%

Non-Agency Mortgage-Backed Securities	7.4%

Short-Term Instruments	3.3%

Municipal Bonds & Notes	1.1%

Sovereign Issues	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	0.51%	1.43%	1.04%	1.05%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	0.26%	1.26%	1.01%	1.02%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

»	Security selection within agency debt, detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments	32.6%

U.S. Government Agencies	26.3%

Corporate Bonds & Notes	13.5%

U.S. Treasury Obligations	12.2%

Asset-Backed Securities	6.8%

Non-Agency Mortgage-Backed Securities	5.4%

Municipal Bonds & Notes	3.1%

Sovereign Issues	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	(2.78)%	1.06%	1.18%	1.17%
Bloomberg Intermediate Aggregate Bond Index	(2.79)%	1.00%	1.22%	1.22%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to agency mortgage-backed securities (“MBS”) contributed to relative performance, as agency MBS spreads tightened over the second half of the period.

»	Holdings of taxable municipal bonds contributed to relative performance, as spreads tightened.

»	Overweight exposure to commercial MBS detracted from relative performance, as spreads widened.

»	Security selection within agency debt, detracted from relative performance, as spreads widened.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	88.2%

Asset-Backed Securities	6.2%

Non-Agency Mortgage-Backed Securities	4.8%

Short-Term Instruments‡	0.7%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	(11.03)%	0.15%	1.49%	4.63%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.58%
Bloomberg U.S. MBS Fixed-Rate Index	(4.85)%	0.20%	1.00%	3.85%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the intermediate portion of the U.S. yield curve contributed to performance, as rates broadly increased.

»	Exposure to conventional mortgage-backed securities (“MBS”) contributed to performance, as select securities outperformed.

»	Exposure to senior collateralized loan obligations contributed to performance, as the asset class posted positive returns.

»	Exposure to non-agency residential MBS detracted from performance, as spreads widened.

»	Overweight exposure to Government National Mortgage Association MBS detracted from performance, as spreads widened.

»	Exposure to select non-agency commercial MBS detracted from performance, as spreads widened and the asset class posted negative returns.

ANNUAL REPORT	|	MARCH 31, 2023	15

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.6%

Water Revenue	11.2%

College & University Revenue	9.5%

Highway Revenue Tolls	7.4%

Port, Airport & Marina Revenue	6.8%

Natural Gas Revenue	5.7%

Appropriations	4.3%

Income Tax Revenue	3.0%

General Fund	2.9%

Miscellaneous Revenue	2.9%

Lease (Appropriation)	2.8%

Ad Valorem Property Tax	2.5%

Tobacco Settlement Funded	2.4%

Sales Tax Revenue	2.2%

Electric Power & Light Revenue	1.9%

Lease Revenue	1.4%

Sewer Revenue	1.4%

Hotel Occupancy Tax	1.2%

Nuclear Revenue	1.2%

Lease (Non-Terminable)	1.2%

Other	3.4%

Short-Term Instruments‡	6.8%

Corporate Bonds & Notes	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	(2.45)%	2.08%	2.88%	3.94%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.47%♦
Bloomberg Long Municipal Bond Index	(3.64)%	1.64%	2.79%	4.72%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly increased.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Portfolio’s holdings outperformed the broader municipal market.

»	A tactical allocation to taxable municipals detracted from performance, as the Portfolio’s holdings underperformed the broader municipal market.

»	Security selection within the water and sewer sector detracted from performance, as the Portfolio’s holdings underperformed the broader municipal market.

»	There were no other material detractors to performance for the Portfolio.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	98.1%

Short-Term Instruments‡	1.8%

Non-Agency Mortgage-Backed Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	(12.70)%	4.69%	2.75%	5.73%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.54%♦
Bloomberg U.S. TIPS Index	(6.06)%	2.94%	1.49%	4.85%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, detracted from relative performance, as U.S. BEI moved lower.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. interest rates broadly rose.

»	Exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

»	No other material contributors or detractors to performance for the Portfolio.

ANNUAL REPORT	|	MARCH 31, 2023	17

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Government Agencies	46.5%

Asset-Backed Securities	23.7%

Non-Agency Mortgage-Backed Securities	22.9%

Short-Term Instruments‡	4.2%

U.S. Treasury Obligations	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	(0.63)%	1.55%	2.31%	3.54%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.54%♦
ICE BofA SOFR Overnight Rate Index**	2.78%	—	—	—
3 Month USD LIBOR	2.95%	1.68%	1.14%	1.94%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	There were no material contributors to performance for this Portfolio.

»	Overweight exposure to duration in the United States detracted from relative performance, as interest rates rose.

»	Overweight exposure to non-agency mortgaged-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Overweight exposure to agency MBS detracted from relative performance, as spreads widened.

»	Overweight exposure to commercial MBS detracted from relative performance, as spreads widened.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Repurchase Agreements	82.4%

Corporate Bonds & Notes	10.3%

U.S. Government Agencies	5.6%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	2.81%	1.54%	1.06%	0.86%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	0.64%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»	Overweight exposure to agencies detracted from relative performance, as spreads widened.

»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	19

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	92.8%

U.S. Government Agencies	3.6%

Non-Agency Mortgage-Backed Securities	2.2%

Short-Term Instruments‡	1.2%

Asset-Backed Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	(16.12)%	0.43%	0.54%	5.61%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	1.58%
Bloomberg Government Bond Index	(4.42)%	0.76%	0.92%	3.72%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection detracted from performance due to overweight exposure to overall duration, as yields rose.

»	There were no material contributors to performance for the Portfolio.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2023†§

Short-Term Instruments‡	97.0%

United States	2.1%

Canada	0.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (12/31/89)
PIMCO International Portfolio	4.94%	(4.18)%	(2.07)%	5.30%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	2.64%♦
JPMorgan GBI Global ex-US Index Hedged in USD	(5.36)%	0.45%	2.25%	5.20%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the euro bloc contributed to relative performance, as yields rose.

»	Underweight exposure to duration in Japan contributed to relative performance, as yields rose.

»	Long exposure to the Norwegian krone, particularly during the second quarter of 2022, detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to the Australian dollar, particularly during the first quarter of 2023, detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2023	21

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments	31.6%

Corporate Bonds & Notes	28.4%

Asset-Backed Securities	15.9%

U.S. Government Agencies	14.1%

Non-Agency Mortgage-Backed Securities	8.8%

Sovereign Issues	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	2.48%	1.82%	1.86%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	1.36%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»

Select exposure to investment grade corporate credit, specifically within the financial and industrial sectors, contributed to relative performance, as contributions from income offset detractions due to spread widening.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to commercial mortgage-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to collateralized loan obligations detracted from relative performance, as spreads widened.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2023†§

Repurchase Agreements	70.9%

Japan Treasury Bills	12.9%

Corporate Bonds & Notes	8.2%

Commercial Paper	3.1%

Short-Term Notes	2.0%

U.S. Government Agencies	1.3%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV III	2.96%	1.56%	1.16%	1.09%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	0.78%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»	There were no other material contributors to performance for this Portfolio.

»	Overweight exposure to agencies detracted from relative performance, as spreads widened.

»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	23

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,022.70	$0.66	$1,000.00	$1,024.28	$0.66	0.13%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,055.90	0.87	1,000.00	1,024.08	0.86	0.17
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,074.50	0.31	1,000.00	1,024.63	0.30	0.06
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,055.90	0.31	1,000.00	1,024.63	0.30	0.06
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,111.60	4.32	1,000.00	1,020.84	4.13	0.82
PIMCO Low Duration Portfolio	1,000.00	1,028.20	0.30	1,000.00	1,024.63	0.30	0.06
PIMCO Moderate Duration Portfolio	1,000.00	1,045.00	0.36	1,000.00	1,024.58	0.35	0.07
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,082.60	4.21	1,000.00	1,020.89	4.08	0.81
PIMCO Municipal Portfolio	1,000.00	1,077.00	0.26	1,000.00	1,024.68	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,083.10	18.54	1,000.00	1,007.13	17.86	3.57
PIMCO Short-Term Portfolio	1,000.00	1,022.10	2.02	1,000.00	1,022.94	2.02	0.40
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,021.50	0.45	1,000.00	1,024.48	0.45	0.09
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,077.90	8.86	1,000.00	1,016.40	8.60	1.71
PIMCO International Portfolio (Consolidated)	1,000.00	1,009.60	0.90	1,000.00	1,024.03	0.91	0.18
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,022.30	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,022.00	0.00	1,000.00	1,024.93	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Asset-Backed Securities Index	Bloomberg Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Government Bond Index	Bloomberg Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Intermediate Aggregate Bond Index	Bloomberg Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2023	$12.14	$0.49	$(0.63)	$(0.14)	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2022	12.60	0.36	(0.45)	(0.09)	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	11.95	0.31	0.79	1.10	(0.37)	(0.08)	0.00	(0.45)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2023	$9.14	$0.37	$(0.40)	$(0.03)	$(0.50)	$0.00	$0.00	$(0.50)

03/31/2022	9.92	0.32	(0.70)	(0.38)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.15	0.28	0.50	0.78	(0.01)	0.00	0.00	(0.01)

03/31/2020	9.75	0.34	(0.87)	(0.53)	0.00	0.00	(0.07)	(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2023	$7.83	$0.43	$(0.83)	$(0.40)	$(0.55)	$0.00	$0.00	$(0.55)

03/31/2022	7.60	0.38	0.26	0.64	(0.41)	0.00	0.00	(0.41)

03/31/2021	6.76	0.42	0.89	1.31	(0.47)	0.00	0.00	(0.47)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2023	$9.12	$0.30	$(0.43)	$(0.13)	$(0.30)	$(0.02)	$0.00	$(0.32)

03/31/2022	9.78	0.27	(0.60)	(0.33)	(0.28)	(0.05)	0.00	(0.33)

03/31/2021	9.14	0.27	0.65	0.92	(0.28)	0.00	0.00	(0.28)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

PIMCO Long Duration Credit Bond Portfolio

03/31/2023	$11.26	$0.46	$(1.56)	$(1.10)	$(0.48)	$(0.09)	$0.00	$(0.57)

03/31/2022	12.42	0.52	(0.89)	(0.37)	(0.59)	(0.20)	0.00	(0.79)

03/31/2021	12.09	0.55	0.60	1.15	(0.57)	(0.25)	0.00	(0.82)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

PIMCO Low Duration Portfolio

03/31/2023	$9.69	$0.28	$(0.23)	$0.05	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2022	10.04	0.09	(0.34)	(0.25)	(0.08)	(0.02)	0.00	(0.10)

03/31/2021	9.92	0.12	0.17	0.29	(0.15)	(0.02)	0.00	(0.17)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

PIMCO Moderate Duration Portfolio

03/31/2023	$9.54	$0.26	$(0.53)	$(0.27)	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2022	10.18	0.15	(0.59)	(0.44)	(0.16)	(0.04)	0.00	(0.20)

03/31/2021	10.27	0.15	0.09	0.24	(0.18)	(0.15)	0.00	(0.33)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2023	$9.75	$0.31	$(1.40)	$(1.09)	$(0.42)	$0.00	$0.00	$(0.42)

03/31/2022	11.00	0.28	(1.15)	(0.87)	(0.38)	0.00	0.00	(0.38)

03/31/2021	11.39	0.29	0.31	0.60	(0.44)	(0.55)	0.00	(0.99)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

PIMCO Municipal Portfolio

03/31/2023	$6.48	$0.23	$(0.40)	$(0.17)	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2022	6.97	0.21	(0.48)	(0.27)	(0.20)	(0.02)	0.00	(0.22)

03/31/2021	6.96	0.23	0.19	0.42	(0.27)	(0.14)	0.00	(0.41)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.50	(1.15)%	$4,269,304	0.09%	0.09%	0.05%	0.05%	4.17%	382%

12.14	(0.76)	4,915,605	0.05	0.05	0.05	0.05	2.88	433

12.60	9.34	4,714,005	0.05	0.05	0.05	0.05	2.52	492

11.95	(1.72)	4,002,611	0.05	0.05	0.05	0.05	3.71	353

12.66	3.90	4,640,619	0.06	0.06	0.05	0.05	3.92	157

$8.61	(0.20)%	$423,236	0.15%	0.15%	0.12%	0.12%	4.21%	14%

9.14	(3.96)	488,117	0.12	0.12	0.12	0.12	3.30	23

9.92	8.51	536,966	0.12	0.12	0.12	0.12	2.81	57

9.15	(5.46)	481,098	0.14	0.14	0.12	0.12	3.42	31

9.75	0.49	458,684	0.17	0.17	0.12	0.12	4.93	45

$6.88	(5.04)%	$170,349	0.10%	0.10%	0.05%	0.05%	6.02%	17%

7.83	8.41	518,756	0.12	0.12	0.05	0.05	4.69	53

7.60	19.60	500,459	0.12	0.12	0.05	0.05	5.65	37

6.76	(4.20)	388,194	0.18	0.18	0.05	0.05	5.98	16

7.76	7.09	527,105	0.12	0.12	0.05	0.05	6.67	21

$8.67	(1.42)%	$3,250,613	0.06%	0.06%	0.05%	0.05%	3.43%	114%

9.12	(3.59)	4,774,312	0.05	0.05	0.05	0.05	2.72	58

9.78	10.09	4,660,053	0.05	0.05	0.05	0.05	2.74	122

9.14	(0.76)	3,006,729	0.06	0.06	0.05	0.05	3.54	143

9.52	4.71	2,642,701	0.06	0.06	0.05	0.05	3.73	82

$9.59	(9.64)%	$26,091,834	0.54%	0.54%	0.05%	0.05%	4.73%	76%

11.26	(3.69)	28,855,611	0.06	0.06	0.05	0.05	4.08	66

12.42	9.16	28,614,011	0.08	0.08	0.05	0.05	4.13	143

12.09	11.07	23,360,760	0.49	0.49	0.05	0.05	4.36	145

11.72	6.33	22,213,393	0.31	0.31	0.05	0.05	4.66	80

$9.49	0.51%	$2,207,295	0.06%	0.06%	0.05%	0.05%	2.94%	119%

9.69	(2.60)	1,999,224	0.05	0.05	0.05	0.05	0.85	143

10.04	3.00	1,049,333	0.05	0.05	0.05	0.05	1.18	301

9.92	3.23	766,311	0.05	0.05	0.05	0.05	2.49	153

9.88	3.15	928,672	0.06	0.06	0.05	0.05	2.50	201

$9.03	(2.78)%	$3,197,253	0.06%	0.06%	0.05%	0.05%	2.80%	530%

9.54	(4.45)	3,553,079	0.05	0.05	0.05	0.05	1.45	370

10.18	2.26	4,321,603	0.05	0.05	0.05	0.05	1.43	544

10.27	6.12	3,723,520	0.05	0.05	0.05	0.05	2.70	311

9.98	4.59	2,616,444	0.06	0.06	0.05	0.05	2.79	461

$8.24	(11.12)%	$1,368,313	0.62%	0.62%	0.05%	0.05%	3.62%	1,297%

9.75	(8.17)	1,406,044	0.06	0.06	0.05	0.05	2.61	966

11.00	5.31	1,504,263	0.09	0.09	0.05	0.05	2.48	1,143

11.39	9.58	2,092,924	0.60	0.60	0.05	0.05	3.46	1,294

10.89	6.96	2,644,811	0.17	0.17	0.05	0.05	3.40	1,133

$6.09	(2.45)%	$111,612	0.05%	0.05%	0.05%	0.05%	3.68%	21%

6.48	(3.94)	136,326	0.05	0.05	0.05	0.05	3.00	12

6.97	6.08	143,819	0.05	0.05	0.05	0.05	3.24	7

6.96	5.62	164,094	0.05	0.05	0.05	0.05	3.56	37

6.98	5.60	143,810	0.05	0.05	0.05	0.05	4.52	54

ANNUAL REPORT	|	MARCH 31, 2023	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Real Return Portfolio

03/31/2023~	$17.04	$1.04	$(3.15)	$(2.11)	$(1.57)	$(0.66)	$0.00	$(2.23)

03/31/2022~	23.88	2.19	0.12	2.31	(1.89)	(7.26)	0.00	(9.15)

03/31/2021~	25.08	0.66	3.06	3.72	(2.64)	(2.28)	0.00	(4.92)

03/31/2020~	23.04	0.63	1.83	2.46	(0.42)	0.00	0.00	(0.42)

03/31/2019~	26.28	0.48	0.45	0.93	(2.07)	(2.10)	0.00	(4.17)

PIMCO Short-Term Portfolio

03/31/2023	$9.11	$0.27	$(0.32)	$(0.05)	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2022	9.43	0.19	(0.33)	(0.14)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.06	0.19	0.45	0.64	(0.27)	0.00	0.00	(0.27)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2023	$10.01	$0.27	$0.01	$0.28	$(0.28)	$(0.00)	$0.00	$(0.28)

03/31/2022	10.01	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.96	0.03	0.05	0.08	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2023	$8.21	$0.17	$(1.50)	$(1.33)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2022	9.06	0.23	(0.87)	(0.64)	(0.19)	(0.02)	0.00	(0.21)

03/31/2021	12.10	0.27	(1.41)	(1.14)	(0.23)	(1.67)	0.00	(1.90)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

PIMCO International Portfolio (Consolidated)

03/31/2023	$5.64	$0.14	$0.15	$0.29	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2022	5.67	0.02	(0.05)	(0.03)	0.00	0.00	0.00	0.00

03/31/2021	5.43	0.00	0.24	0.24	0.00	0.00	0.00	0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

PIMCO Short Asset Portfolio (Consolidated)

03/31/2023	$9.86	$0.26	$(0.02)	$0.24	$(0.49)	$0.00	$(0.01)	$(0.50)

03/31/2022	10.03	0.09	(0.16)	(0.07)	(0.10)	0.00	0.00	(0.10)

03/31/2021	9.71	0.13	0.32	0.45	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2023	$9.71	$0.24	$0.04	$0.28	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2022	9.86	0.01	0.00	0.01	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.82	0.03	0.04	0.07	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.70	(12.70)%	$156,177	2.69%	2.69%	0.05%	0.05%	7.74%	102%

17.04	8.35	57,769	0.11	0.11	0.05	0.05	9.91	34

23.88	14.90	54,516	0.39	0.39	0.05	0.05	2.48	134

25.08	10.80	667,009	1.32	1.32	0.05	0.05	2.56	35

23.04	4.44	251,428	1.23	1.23	0.05	0.05	1.94	10

$8.75	(0.52)%	$215,073	0.25%	0.25%	0.05%	0.05%	3.01%	626%

9.11	(1.50)	345,957	0.05	0.05	0.05	0.05	1.99	604

9.43	7.07	415,981	0.05	0.05	0.05	0.05	2.03	487

9.06	(0.71)	503,078	0.05	0.05	0.05	0.05	3.15	381

9.47	3.76	603,396	0.07	0.07	0.05	0.05	3.46	125

$10.01	2.81%	$13,096,392	0.08%	0.08%	0.05%	0.05%	2.73%	68%

10.01	0.04	15,196,560	0.05	0.05	0.05	0.05	0.10	96

10.01	0.88	14,025,137	0.05	0.05	0.05	0.05	0.27	68

9.96	1.64	6,301,118	0.05	0.05	0.05	0.05	2.13	70

10.01	2.35	6,030,159	0.05	0.05	0.05	0.05	2.30	69

$6.70	(16.12)%	$1,507,329	0.93%	0.93%	0.05%	0.05%	2.39%	23%

8.21	(7.36)	1,961,097	0.06	0.06	0.05	0.05	2.43	10

9.06	(11.08)	2,086,074	0.06	0.06	0.05	0.05	2.35	30

12.10	34.23	2,768,092	0.42	0.42	0.05	0.05	2.40	28

9.30	10.16	1,427,336	0.50	0.50	0.05	0.05	2.57	12

$5.79	5.12%	$521,621	0.16%	0.16%	0.12%	0.12%	2.45%	0%

5.64	(0.53)	537,322	0.12	0.12	0.12	0.12	0.39	0

5.67	4.42	528,273	0.12	0.12	0.12	0.12	0.07	20

5.43	(12.93)	524,490	0.16	0.16	0.12	0.12	0.31	72

6.43	(14.89)	556,580	0.19	0.19	0.12	0.12	0.75	0

$9.60	2.48%	$4,622,405	0.00%	0.00%	0.00%	0.00%	2.62%	21%

9.86	(0.74)	5,423,395	0.00	0.00	0.00	0.00	0.92	112

10.03	4.67	8,215,974	0.00	0.00	0.00	0.00	1.30	52

9.71	0.24	10,305,320	0.01	0.01	0.00	0.00	2.63	74

9.95	2.56	13,733,909	0.00	0.00	0.00	0.00	2.63	46

$9.72	2.96%	$11,460,092	0.00%	0.00%	0.00%	0.00%	2.47%	74%

9.71	0.15	11,834,353	0.00	0.00	0.00	0.00	0.13	51

9.86	0.74	22,775,705	0.00	0.00	0.00	0.00	0.26	80

9.82	1.52	16,363,421	0.00	0.00	0.00	0.00	1.92	233

9.89	2.47	13,290,838	0.00	0.00	0.00	0.00	2.12	197

ANNUAL REPORT	|	MARCH 31, 2023	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$5,362,734	$520,417	$149,632	$3,011,021	$30,838,472	$2,265,211	$4,852,386
Investments in Affiliates	200,572	12,887	13,345	282,246	285,554	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,144	12	218	759	17,228	315	525
Over the counter	1	7,128	85	210	29,454	0	0
Cash	415	0	7	0	0	0	0
Deposits with counterparty	41,192	5,862	5,927	68,589	26,010	10,045	15,824
Foreign currency, at value	0	581	45	2	14,725	0	0
Receivable for investments sold	38	1,682	1,694	3,411	2,103,020	2,390	175
Receivable for investments sold on a delayed-delivery basis	420	0	0	0	0	0	0
Receivable for TBA investments sold	884,077	0	0	95,784	600,390	53,936	927,570
Receivable for Portfolio shares sold	3,627	540	130	3,120	238,430	0	0
Interest and/or dividends receivable	15,168	4,257	3,121	27,426	345,209	24,578	15,528
Dividends receivable from Affiliates	941	55	47	921	247	0	0
Reimbursement receivable from PIMCO	8	1	0	6	40	4	5
Other assets	0	0	0	0	0	0	0
Total Assets	6,512,337	553,422	174,251	3,493,495	34,498,779	2,356,479	5,812,013

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$3,745	$5,952,298	$0	$0
Payable for sale-buyback transactions	0	0	0	0	328,627	0	0
Payable for short sales	0	0	2,847	13,986	42,076	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,941	159	384	286	8,213	669	195
Over the counter	13,214	9,819	616	791	65,196	0	0
Payable for investments purchased	29,073	117,600	0	12,037	199,825	40,499	673,299
Payable for investments in Affiliates purchased	941	55	47	921	247	0	0
Payable for TBA investments purchased	2,166,282	0	0	193,197	1,643,822	107,236	1,930,187
Deposits from counterparty	19,140	1,400	0	2,104	12,964	678	10,933
Payable for Portfolio shares redeemed	5,247	0	0	15,672	151,164	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	1,108	0	0	1,383	0	3
Accrued investment advisory fees	78	7	3	57	452	40	57
Accrued supervisory and administrative fees	117	38	5	86	678	59	86
Other liabilities	0	0	0	0	0	3	0
Total Liabilities	2,243,033	130,186	3,902	242,882	8,406,945	149,184	2,614,760

Net Assets	$4,269,304	$423,236	$170,349	$3,250,613	$26,091,834	$2,207,295	$3,197,253

Net Assets Consist of:

Paid in capital	$4,619,553	$493,566	$218,936	$3,695,812	$30,841,887	$2,295,180	$3,603,408
Distributable earnings (accumulated loss)	(350,249)	(70,330)	(48,587)	(445,199)	(4,750,053)	(87,885)	(406,155)

Net Assets	$4,269,304	$423,236	$170,349	$3,250,613	$26,091,834	$2,207,295	$3,197,253

Shares Issued and Outstanding	371,330	49,176	24,755	374,752	2,721,620	232,522	354,118

Net Asset Value Per Share Outstanding(a):	$11.50	$8.61	$6.88	$8.67	$9.59	$9.49	$9.03

Cost of investments in securities	$5,608,557	$560,143	$190,009	$3,252,563	$35,273,344	$2,299,697	$5,003,675
Cost of investments in Affiliates	$200,514	$12,982	$17,376	$282,230	$285,554	$0	$0
Cost of foreign currency held	$0	$847	$46	$2	$15,172	$0	$0
Proceeds received on short sales	$0	$0	$2,781	$13,915	$41,842	$0	$0
Cost or premiums of financial derivative instruments, net	$9,811	$(2,954)	$458	$4,934	$180,185	$314	$752

* Includes repurchase agreements of:	$1,498	$255,400	$3,450	$3,365	$36,041	$75,037	$1,449,517

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$4,071,853	$103,263	$272,301	$351,537	$15,789,756	$1,944,077
15,645	7,018	4,622	13,470	0	19,851

904	0	5	188	0	7,776
6,675	0	1	0	0	0
0	1	0	0	0	0
22,032	0	111	4,083	0	1,754
0	0	13	0	1	0
118	0	22	68	100	395,105
0	0	0	31	0	0
3,574,676	0	0	140,782	0	38,071
1,780	160	0	0	22,700	2,060
6,179	1,175	428	797	40,257	15,500
52	30	15	71	0	92
2	0	0	1	21	3
2	0	0	0	0	0
7,699,918	111,647	277,518	511,028	15,852,835	2,424,289

$26,466	$0	$118,633	$0	$0	$871,542
0	0	0	0	0	0
594,298	0	0	5,545	0	19,209

3,017	0	2	829	0	6,596
4,043	0	2	647	0	0
2,430	0	2,423	0	2,626,400	0
52	30	15	71	0	92
5,664,572	0	0	285,936	0	19,175
36,636	0	260	2,818	126,645	0
0	0	0	0	200	0
0	0	0	0	181	0
30	0	0	99	2,465	280
24	2	2	4	221	26
37	3	4	6	331	40
0	0	0	0	0	0
6,331,605	35	121,341	295,955	2,756,443	916,960

$1,368,313	$111,612	$156,177	$215,073	$13,096,392	$1,507,329

$1,724,355	$118,306	$199,230	$309,450	$13,103,243	$2,312,645
(356,042)	(6,694)	(43,053)	(94,377)	(6,851)	(805,316)

$1,368,313	$111,612	$156,177	$215,073	$13,096,392	$1,507,329

166,092	18,328	12,295	24,587	1,308,723	224,998

$8.24	$6.09	$12.70	$8.75	$10.01	$6.70

$4,176,443	$107,212	$278,240	$365,523	$15,795,371	$2,315,656
$15,644	$7,015	$4,622	$13,469	$0	$19,848
$0	$0	$14	$0	$1	$0
$590,640	$0	$0	$5,530	$0	$19,182
$13,710	$0	$(219)	$2,498	$0	$12,593

$4,365	$462	$385	$1,420	$13,019,153	$4,529

ANNUAL REPORT	|	MARCH 31, 2023	31

Consolidated Statements of Assets and Liabilities	March 31, 2023

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$683,904	$5,204,574	$12,581,213
Investments in Affiliates	99,231	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,340	8	0
Over the counter	1,489	18,080	20,058
Cash	1	1	0
Deposits with counterparty	25,521	16,609	10,646
Foreign currency, at value	7,040	1,187	957
Receivable for investments sold	43	1,775	0
Receivable for Portfolio shares sold	779	0	0
Interest and/or dividends receivable	546	21,189	13,218
Dividends receivable from Affiliates	427	0	0
Reimbursement receivable from PIMCO	1	0	0
Other assets	1	0	1
Total Assets	822,323	5,263,423	12,626,093

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$0	$58,246	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,952	1,271	0
Over the counter	3,490	11,759	23,260
Payable for investments purchased	290,092	552,891	1,121,701
Payable for investments in Affiliates purchased	427	0	0
Deposits from counterparty	3,687	16,851	21,040
Accrued investment advisory fees	9	0	0
Accrued supervisory and administrative fees	45	0	0
Total Liabilities	300,702	641,018	1,166,001

Net Assets	$521,621	$4,622,405	$11,460,092

Net Assets Consist of:

Paid in capital	$613,864	$5,000,020	$11,502,590
Distributable earnings (accumulated loss)	(92,243)	(377,615)	(42,498)

Net Assets	$521,621	$4,622,405	$11,460,092

Shares Issued and Outstanding	90,120	481,543	1,178,830

Net Asset Value Per Share Outstanding(a):	$5.79	$9.60	$9.72

Cost of investments in securities	$690,507	$5,371,873	$12,569,948
Cost of investments in Affiliates	$100,434	$0	$0
Cost of foreign currency held	$7,087	$1,178	$973
Proceeds received on short sales	$0	$57,874	$0
Cost or premiums of financial derivative instruments, net	$2,979	$(292)	$0

* Includes repurchase agreements of:	$640,987	$915,282	$8,919,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest	$187,133	$18,309	$15,669	$113,076
Dividends, net of foreign taxes*	0	0	89	3,588
Dividends from Investments in Affiliates	7,861	368	496	3,871
Total Income	194,994	18,677	16,254	120,535

Expenses:

Investment advisory fees	916	86	53	692
Supervisory and administrative fees	1,373	428	80	1,037
Trustee fees	27	3	2	21
Interest expense	1,849	148	133	345
Miscellaneous expense	24	2	2	20
Total Expenses	4,189	667	270	2,115
Waiver and/or Reimbursement by PIMCO	(27)	(3)	(2)	(21)
Net Expenses	4,162	664	268	2,094

Net Investment Income (Loss)	190,832	18,013	15,986	118,441

Net Realized Gain (Loss):

Investments in securities	(105,716)	(20,524)	8,043	(203,011)
Investments in Affiliates	(4,657)	(30)	(39)	60
Exchange-traded or centrally cleared financial derivative instruments	(553)	(1)	(13,593)	1,754
Over the counter financial derivative instruments	7,617	8,258	5,684	280
Short sales	0	0	229	(45)
Foreign currency	0	558	(310)	0

Net Realized Gain (Loss)	(103,309)	(11,739)	14	(200,962)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(195,602)	(14,502)	(50,211)	(42,732)
Investments in Affiliates	4,859	47	(3,986)	(29)
Exchange-traded or centrally cleared financial derivative instruments	37,509	(5,272)	5,889	(11,698)
Over the counter financial derivative instruments	(6,700)	9,260	(2,062)	11,315
Short sales	0	0	24	0
Foreign currency assets and liabilities	0	(248)	37	0

Net Change in Unrealized Appreciation (Depreciation)	(159,934)	(10,715)	(50,309)	(43,144)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(72,411)	$(4,441)	$(34,309)	$(125,665)

* Foreign tax withholdings - Dividends	$0	$0	$0	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	33

Statements of Operations	(Cont.)

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest	$1,303,725	$66,325	$94,516	$53,256	$4,059
Dividends, net of foreign taxes*	16,239	0	0	0	0
Dividends from Investments in Affiliates	2,037	0	0	952	158
Total Income	1,322,001	66,325	94,516	54,208	4,217

Expenses:

Investment advisory fees	5,013	443	660	256	22
Supervisory and administrative fees	7,519	665	990	383	34
Trustee fees	148	12	19	7	1
Interest expense	123,698	117	352	7,287	0
Miscellaneous expense	127	11	16	7	1
Total Expenses	136,505	1,248	2,037	7,940	58
Waiver and/or Reimbursement by PIMCO	(148)	(12)	(19)	(7)	(1)
Net Expenses	136,357	1,236	2,018	7,933	57

Net Investment Income (Loss)	1,185,644	65,089	92,498	46,275	4,160

Net Realized Gain (Loss):

Investments in securities	(545,781)	(49,669)	(143,740)	(197,835)	(3,338)
Investments in Affiliates	(518)	0	0	25	1
Exchange-traded or centrally cleared financial derivative instruments	3,756	(315)	(9,820)	15,961	0
Over the counter financial derivative instruments	(49,533)	0	0	14,675	0
Short sales	20	0	0	685	0
Foreign currency	2,006	0	0	0	0

Net Realized Gain (Loss)	(590,050)	(49,984)	(153,560)	(166,489)	(3,337)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,855,733)	(2,004)	(49,674)	(33,467)	(5,256)
Investments in Affiliates	0	0	0	1	5
Exchange-traded or centrally cleared financial derivative instruments	232,608	143	5,717	18,314	0
Over the counter financial derivative instruments	60,285	0	0	(8,072)	0
Short sales	(1)	0	0	0	0
Foreign currency assets and liabilities	(683)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(3,563,524)	(1,861)	(43,957)	(23,224)	(5,251)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,967,930)	$13,244	$(105,019)	$(143,438)	$(4,428)

* Foreign tax withholdings - Dividends	$107	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$7,388	$8,661	$355,018	$52,440
0	0	0	0
64	435	0	483
7,452	9,096	355,018	52,923

14	56	2,524	320
21	84	3,787	479
0	2	72	10
1,885	551	3,843	13,980
1	1	62	8
1,921	694	10,288	14,797
(0)	(2)	(72)	(10)
1,921	692	10,216	14,787

5,531	8,404	344,802	38,136

(3,231)	(13,576)	(1,820)	(160,916)
4	1	0	78
33	(1,137)	0	(147,605)
11	809	0	0
0	0	0	0
3	0	0	0

(3,180)	(13,903)	(1,820)	(308,443)

(7,719)	(5,304)	3,394	(167,874)
0	5	0	2
(8)	8,153	0	98,700
(5)	(223)	0	0
0	0	0	0
0	0	0	0

(7,732)	2,631	3,394	(69,172)

$(5,381)	$(2,868)	$346,376	$(339,479)

$0	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2023	35

Consolidated Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest, net of foreign taxes*	$10,619	$122,993	$215,474
Dividends from Investments in Affiliates	2,898	0	0
Total Income	13,517	122,993	215,474

Expenses:

Investment advisory fees	104	0	0
Supervisory and administrative fees	519	0	0
Trustee fees	3	0	0
Interest expense	182	28	161
Miscellaneous expense	3	1	1
Total Expenses	811	29	162
Waiver and/or Reimbursement by PIMCO	(3)	0	0
Net Expenses	808	29	162

Net Investment Income (Loss)	12,709	122,964	215,312

Net Realized Gain (Loss):

Investments in securities	(10,241)	(48,651)	(342)
Investments in Affiliates	(567)	0	0
Exchange-traded or centrally cleared financial derivative instruments	42,851	40,904	0
Over the counter financial derivative instruments	(21,290)	32,374	9,497
Short sales	0	664	2
Foreign currency	9,008	(405)	(2,972)

Net Realized Gain (Loss)	19,761	24,886	6,185

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,355	(33,552)	21,665
Investments in Affiliates	691	0	0
Exchange-traded or centrally cleared financial derivative instruments	(10,270)	(5,252)	0
Over the counter financial derivative instruments	673	6,584	(4,587)
Short sales	0	(3,445)	0
Foreign currency assets and liabilities	(877)	247	(1,958)

Net Change in Unrealized Appreciation (Depreciation)	(8,428)	(35,418)	15,120

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,042	$112,432	$236,617

* Foreign tax withholdings	$0	$0	$171

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$190,832	$143,668	$18,013	$17,640	$15,986	$24,980	$118,441	$134,044
Net realized gain (loss)	(103,309)	(61,305)	(11,739)	1,356	14	32,351	(200,962)	22,511
Net change in unrealized appreciation (depreciation)	(159,934)	(121,360)	(10,715)	(39,738)	(50,309)	(14,157)	(43,144)	(342,065)

Net Increase (Decrease) in Net Assets Resulting from Operations	(72,411)	(38,997)	(4,441)	(20,742)	(34,309)	43,174	(125,665)	(185,510)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(185,506)	(148,713)	(23,701)	(22,001)	(18,001)	(27,002)	(115,960)	(164,814)

Total Distributions(a)	(185,506)	(148,713)	(23,701)	(22,001)	(18,001)	(27,002)	(115,960)	(164,814)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(388,384)	389,310	(36,739)	(6,106)	(296,097)	2,125	(1,282,074)	464,583

Total Increase (Decrease) in Net Assets	(646,301)	201,600	(64,881)	(48,849)	(348,407)	18,297	(1,523,699)	114,259

Net Assets:

Beginning of year	4,915,605	4,714,005	488,117	536,966	518,756	500,459	4,774,312	4,660,053
End of year	$4,269,304	$4,915,605	$423,236	$488,117	$170,349	$518,756	$3,250,613	$4,774,312

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2023	37

Statements of Changes in Net Assets	(Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,185,644	$1,247,268	$65,089	$12,135	$92,498	$60,658
Net realized gain (loss)	(590,050)	681,924	(49,984)	(12,763)	(153,560)	(96,375)
Net change in unrealized appreciation (depreciation)	(3,563,524)	(2,931,126)	(1,861)	(41,776)	(43,957)	(147,320)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,967,930)	(1,001,934)	13,244	(42,404)	(105,019)	(183,037)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(1,448,171)	(1,855,931)	(57,505)	(13,655)	(85,906)	(81,261)

Total Distributions(a)	(1,448,171)	(1,855,931)	(57,505)	(13,655)	(85,906)	(81,261)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,652,324	3,099,465	252,332	1,005,950	(164,901)	(504,226)

Total Increase (Decrease) in Net Assets	(2,763,777)	241,600	208,071	949,891	(355,826)	(768,524)

Net Assets:

Beginning of year	28,855,611	28,614,011	1,999,224	1,049,333	3,553,079	4,321,603
End of year	$26,091,834	$28,855,611	$2,207,295	$1,999,224	$3,197,253	$3,553,079

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

$46,275	$39,718	$4,160	$4,379	$5,531	$6,016	$8,404	$7,530
(166,489)	(51,301)	(3,337)	(308)	(3,180)	2,795	(13,903)	(9,275)
(23,224)	(116,265)	(5,251)	(9,697)	(7,732)	(4,140)	2,631	(3,164)

(143,438)	(127,848)	(4,428)	(5,626)	(5,381)	4,671	(2,868)	(4,909)

(62,903)	(54,003)	(4,050)	(4,760)	(7,346)	(23,350)	(9,201)	(7,300)

(62,903)	(54,003)	(4,050)	(4,760)	(7,346)	(23,350)	(9,201)	(7,300)

168,610	83,632	(16,236)	2,893	111,135	21,932	(118,815)	(57,815)

(37,731)	(98,219)	(24,714)	(7,493)	98,408	3,253	(130,884)	(70,024)

1,406,044	1,504,263	136,326	143,819	57,769	54,516	345,957	415,981
$1,368,313	$1,406,044	$111,612	$136,326	$156,177	$57,769	$215,073	$345,957

ANNUAL REPORT	|	MARCH 31, 2023	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$344,802	$14,492	$38,136	$53,318
Net realized gain (loss)	(1,820)	861	(308,443)	(108,469)
Net change in unrealized appreciation (depreciation)	3,394	(10,676)	(69,172)	(108,424)

Net Increase (Decrease) in Net Assets Resulting from Operations	346,376	4,677	(339,479)	(163,575)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(344,927)	(15,496)	(40,253)	(49,251)

Total Distributions(a)	(344,927)	(15,496)	(40,253)	(49,251)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(2,101,617)	1,182,242	(74,036)	87,849

Total Increase (Decrease) in Net Assets	(2,100,168)	1,171,423	(453,768)	(124,977)

Net Assets:

Beginning of year	15,196,560	14,025,137	1,961,097	2,086,074
End of year	$13,096,392	$15,196,560	$1,507,329	$1,961,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,709	$2,065	$122,964	$74,146	$215,312	$21,960
Net realized gain (loss)	19,761	32,210	24,886	78,445	6,185	33,665
Net change in unrealized appreciation (depreciation)	(8,428)	(35,981)	(35,418)	(189,100)	15,120	(33,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,042	(1,706)	112,432	(36,509)	236,617	22,015

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(12,352)	0	(231,084)	(79,995)	(234,847)	(208,271)
Tax basis return of capital	0	0	(6,217)	0	0	(6,744)

Total Distributions(a)	(12,352)	0	(237,301)	(79,995)	(234,847)	(215,015)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(27,391)	10,755	(676,121)	(2,676,075)	(376,031)	(10,748,352)

Total Increase (Decrease) in Net Assets	(15,701)	9,049	(800,990)	(2,792,579)	(374,261)	(10,941,352)

Net Assets:

Beginning of year	537,322	528,273	5,423,395	8,215,974	11,834,353	22,775,705
End of year	$521,621	$537,322	$4,622,405	$5,423,395	$11,460,092	$11,834,353

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2023	41

Statements of Cash Flows

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(2,967,930)	$(5,381)	$(339,479)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(25,811,109)	(307,755)	(501,048)
Proceeds from sales of long-term securities	22,663,988	128,490	465,124
(Purchases) Proceeds from sales of short-term portfolio investments, net	(318,037)	(2,925)	(18,348)
(Increase) decrease in deposits with counterparty	4,312	(111)	(139)
(Increase) decrease in receivable for investments sold	(1,771,901)	1,069	(408,836)
(Increase) decrease in interest and/or dividends receivable	(32,700)	(183)	(831)
(Increase) decrease in dividends receivable from Affiliates	(226)	(15)	(92)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	225,725	22	(51,992)
Proceeds from (Payments on) over the counter financial derivative instruments	(74,953)	12	0
(Increase) decrease in reimbursement receivable from PIMCO	(6)	0	(1)
Increase (decrease) in payable for investments purchased	402,728	2,438	16,151
Increase (decrease) in deposits from counterparty	3,689	260	(584)
Increase (decrease) in accrued investment advisory fees	(22)	1	(9)
Increase (decrease) in accrued supervisory and administrative fees	(33)	3	(12)
Proceeds from (Payments on) short sales transactions, net	960	0	(1,666)
Proceeds from (Payments on) foreign currency transactions	1,323	3	0
Net Realized (Gain) Loss
Investments in securities	545,781	3,231	160,916
Investments in Affiliates	518	(4)	(78)
Exchange-traded or centrally cleared financial derivative instruments	(3,756)	(33)	147,605
Over the counter financial derivative instruments	49,533	(11)	0
Short sales	(20)	0	0
Foreign currency	(2,006)	(3)	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	3,855,733	7,719	167,874
Investments in Affiliates	0	0	(2)
Exchange-traded or centrally cleared financial derivative instruments	(232,608)	8	(98,700)
Over the counter financial derivative instruments	(60,285)	5	0
Short sales	1	0	0
Foreign currency assets and liabilities	683	0	0
Net amortization (accretion) on investments	19,285	501	2,632

Net Cash Provided by (Used for) Operating Activities	(3,501,333)	(172,659)	(461,515)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	11,678,267	166,676	329,120
Payments on shares redeemed	(10,458,780)	(63,098)	(455,974)
Increase (decrease) in overdraft due to custodian	1,316	0	280
Cash distributions paid*	(3,853)	(189)	(1,075)
Proceeds from reverse repurchase agreements	365,317,829	1,052,076	45,014,119
Payments on reverse repurchase agreements	(363,376,373)	(982,174)	(44,424,955)
Proceeds from sale-buyback transactions	10,090,228	80,012	1,515,925
Payments on sale-buyback transactions	(9,761,601)	(80,641)	(1,515,925)

Net Cash Received from (Used for) Financing Activities	3,487,033	172,662	461,515

Net Increase (Decrease) in Cash and Foreign Currency	(14,300)	3	0

Cash and Foreign Currency:

Beginning of year	29,025	10	0
End of year	$14,725	$13	$0

*Reinvestment of distributions	$1,444,318	$7,157	$39,178

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$119,955	$1,580	$13,710
Non Cash Payment in Kind	$717	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.6%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Ambac Assurance Corp.
5.100% due 12/31/2099 (d)	$43	$63

Preferred Term Securities Ltd.
5.216% (US0003M + 0.350%) due 03/22/2038 ~	18,425	17,043
5.994% (US0003M + 0.860%) due 07/03/2033 ~	599	557

		17,663

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	680	684

Times Square Hotel Trust
8.528% due 08/01/2026	2,296	2,285

		2,969

Total Corporate Bonds & Notes (Cost $20,894)		20,632

U.S. GOVERNMENT AGENCIES 32.6%

Fannie Mae
1.155% due 11/25/2049 •(a)	567	83
2.472% due 03/01/2035 •	5	5
2.500% due 04/01/2032 •	10	9
3.000% due 05/01/2034 •	11	11
3.007% due 04/01/2033 •	4	4
3.081% due 05/01/2036 •	4	4
3.186% due 03/01/2035 •	2	2
3.220% due 10/01/2031 •	4	3
3.285% due 11/01/2034 •	6	6
3.383% due 03/01/2035 •	5	5
3.458% due 06/01/2033 •	3	3
3.465% due 05/01/2033 •	8	8
3.600% due 11/01/2034 •	1	1
3.642% due 03/01/2033 •	1	1
3.673% due 01/01/2035 •	3	3
3.714% due 02/01/2035 •	2	2
3.744% due 09/01/2033 •	12	12
3.777% due 07/01/2033 •	2	2
3.825% due 10/01/2034 •	2	2
3.840% due 07/01/2033 •	2	2
3.847% due 09/01/2033 •	1	1
3.878% due 09/01/2033 •	3	3
3.990% due 12/01/2036 •	2	2
3.993% due 03/01/2044 - 10/01/2044 •	22	21
4.000% due 09/01/2033 •	6	6
4.000% due 11/25/2033 - 01/01/2059	290	282
4.007% due 04/01/2034 •	1	1
4.074% due 01/01/2037 •	3	3
4.077% due 12/01/2036 •	4	4
4.117% due 02/01/2035 •	3	3
4.173% due 12/01/2035 •	2	2
4.193% due 10/01/2040 •	12	12
4.196% due 06/01/2033 •	55	54
4.198% due 04/01/2036 •	8	8
4.230% due 08/01/2035 •	1	1
4.241% due 11/01/2032 •	12	12
4.245% due 09/01/2030 •	8	8
4.247% due 10/01/2032 •	4	4
4.250% due 10/01/2027 •	1	1
4.375% due 03/01/2029 - 09/01/2032 •	14	14
4.475% due 05/01/2036 •	3	3
4.514% due 11/01/2035 •	1	1
4.609% due 04/01/2036 •	1	1
4.677% due 07/25/2037 •	559	548
4.747% due 03/25/2036 •	7	7
4.857% due 08/25/2031 •	34	32
5.000% due 06/25/2023 - 11/25/2032	433	439
5.109% due 09/17/2027 •	0	1
5.361% due 11/18/2031 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.495% due 11/25/2031 •	$17	$17
5.500% due 09/25/2035	2,010	2,145
5.525% due 07/01/2035 •	3	3
5.826% due 02/01/2033 •	18	18
5.845% due 12/25/2023 - 04/25/2032 •	3	2
6.250% due 12/25/2023 •	1	1
6.500% due 06/25/2028	7	7
7.000% due 07/25/2042	3	3
8.500% due 01/25/2025 - 11/01/2030	3	4

Freddie Mac
0.482% due 01/25/2034 ~(a)	86,261	3,197
0.776% due 03/25/2034 ~(a)	67,924	3,857
2.182% due 09/25/2023 •	5	5
2.583% due 04/01/2032 •	20	19
2.598% due 04/01/2033 •	1	1
2.785% due 04/01/2034 •	4	4
3.000% due 09/01/2046 - 03/01/2048	11,372	10,380
3.500% due 07/01/2046 - 02/01/2048	147	140
3.586% due 09/01/2035 •	3	3
3.943% due 01/01/2035 •	3	3
3.987% due 01/01/2035 •	5	5
4.000% due 10/15/2033	18	18
4.032% due 02/01/2035 •	3	3
4.049% due 09/01/2028 •	2	2
4.090% due 09/01/2035 •	1	1
4.117% due 07/01/2037 •	1	1
4.174% due 01/01/2035 •	2	2
4.209% due 10/01/2034 •	6	6
4.237% due 02/01/2035 •	8	9
4.300% due 03/01/2028 •	2	2
4.315% due 09/01/2033 •	8	9
4.331% due 03/01/2032 •	12	12
4.338% due 10/25/2044 - 02/25/2045 •	1,140	1,065
4.355% due 12/01/2033 •	13	12
4.362% due 11/01/2034 •	4	4
4.375% due 11/01/2034 •	10	11
4.381% due 03/01/2034 •	8	8
4.484% due 02/01/2035 •	8	8
4.520% due 02/01/2036 •	1	1
4.538% due 07/25/2044 ~	239	226
4.934% due 10/15/2032 •	3	3
5.000% due 02/15/2036	101	103
5.034% due 12/15/2029 ~	4	4
5.105% due 08/25/2031 •	30	30
5.134% due 12/15/2031 •	1	1
5.234% due 08/15/2031 •	4	4
5.500% due 05/15/2036	8	8
5.784% due 08/01/2031 •	7	7
6.079% due 05/01/2026 •	3	3
6.500% due 07/25/2043	286	300
7.000% due 06/15/2029	4	4
7.500% due 01/15/2031	1	1

Ginnie Mae
2.625% due 01/20/2027 - 09/20/2033 •	34	34
2.750% (H15T1Y + 1.500%) due 10/20/2026 ~	5	5
2.750% due 12/20/2027 - 10/20/2033 •	11	11
2.875% due 05/20/2030 - 05/20/2032 •	16	16
3.000% due 05/20/2030 - 07/20/2030 •	22	21
5.016% due 02/20/2061 ~	186	185
5.316% due 09/20/2063 ~	821	820

Ginnie Mae, TBA
2.000% due 04/01/2053	3,000	2,549
2.500% due 05/01/2053	5,800	5,109
3.500% due 05/01/2053	57,300	53,757
4.000% due 04/01/2053	6,200	5,969
4.500% due 05/01/2053	3,400	3,350

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 10/01/2046	5,378	5,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/01/2040 - 02/01/2050	$20,747	$19,558
4.000% due 08/01/2038 - 03/01/2049	13,365	13,000
6.500% due 01/01/2053 - 03/01/2053	22,998	23,747
8.500% due 11/01/2025 - 06/01/2030	5	6

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2038 - 05/01/2053	30,300	26,205
3.000% due 04/01/2038 - 05/01/2053	261,840	238,309
3.500% due 05/01/2053	445,450	414,216
4.000% due 04/01/2053 - 05/01/2053	331,450	317,088
4.500% due 05/01/2053	52,000	50,966
5.000% due 05/01/2053	2,800	2,792
6.000% due 04/01/2053 - 05/01/2053	164,400	167,803
6.500% due 04/01/2053 - 05/01/2053	17,200	17,726

Total U.S. Government Agencies (Cost $1,382,992)		1,391,705

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Bonds
4.000% due 11/15/2042 (i)	49,800	51,170
4.000% due 11/15/2052	37,800	40,127

U.S. Treasury Notes
2.375% due 05/15/2029 (g)(i)	8,900	8,306

Total U.S. Treasury Obligations (Cost $100,519)		99,603

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.1%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	3,700	3,464

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	1,850

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •	1,400	1,360

Adjustable Rate Mortgage Trust
5.385% due 11/25/2035 •	152	148
5.405% due 11/25/2035 ~	352	339
5.405% due 08/25/2036 ~	32,625	12,799

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	9,721	8,573

American Home Mortgage Investment Trust
7.277% due 06/25/2045 •	499	488

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	214	193

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	5,513	4,489
1.483% due 10/25/2048 ~	7,249	5,954
1.637% due 10/25/2048 ~	3,677	3,018

Ashford Hospitality Trust
5.584% due 04/15/2035 •	10,224	9,947
6.135% due 06/15/2035 •	3,100	3,011
6.535% due 06/15/2035 ~	2,300	2,200
7.435% due 06/15/2035 •	3,200	3,025

BAMLL Commercial Mortgage Securities Trust
3.218% due 04/14/2033	1,450	1,354
4.091% due 08/10/2038 ~	1,655	1,500
5.734% due 04/15/2036 ~	3,500	3,441
5.884% due 03/15/2034 •	900	880

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	1,608	1,297

Banc of America Funding Trust
2.915% due 10/20/2046 ^~	170	133
4.243% due 10/26/2036 ~	78,290	70,352
4.301% due 09/20/2046 ^~	454	424
4.412% due 01/20/2047 ^~	5	5
5.141% due 10/20/2036 •	2,759	2,008
5.436% due 04/20/2035 •	175	172

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
3.588% due 06/25/2034 ~	$114	$107
3.648% due 06/25/2035 ~	228	194
3.843% due 10/25/2035 ^~	219	197
4.122% due 12/25/2033 ~	39	37
4.215% due 11/25/2033 ~	9	9

BCAP LLC Trust
7.245% due 10/25/2047 •	14,757	11,965

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	40	27
2.782% due 11/25/2030 ~	22	21
2.853% due 02/25/2035 ~	136	127
3.250% due 02/25/2033 ~	1	1
3.620% due 05/25/2047 ^~	232	202
3.760% due 04/25/2034 ~	43	36
3.914% due 01/25/2034 ~	20	19
4.099% due 05/25/2034 ~	28	23
4.121% due 05/25/2033 ~	80	75
4.191% due 11/25/2034 ~	96	84
4.319% due 08/25/2035 ~	516	460
6.593% due 02/25/2036 ^~	58	54

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~	1,538	1,004
3.720% due 04/25/2035 ~	20	19
3.768% due 02/25/2036 ^~	2,239	1,537
3.837% due 12/25/2033 ~	149	139
3.841% due 08/25/2036 ^~	969	494
3.852% due 07/25/2035 ~	8,002	5,538
4.108% due 11/25/2035 ^~	863	495
4.601% due 01/25/2036 ^~	1,053	976
6.570% due 09/25/2034 •	2,668	2,351

Bear Stearns Asset-Backed Securities Trust
5.095% due 07/25/2036 •	11,149	9,303
5.500% due 01/25/2034 þ	21	18
5.500% due 06/25/2034 þ	203	197
5.500% due 12/25/2035	65	46
5.750% due 10/25/2033 þ	109	112

Bear Stearns Mortgage Securities, Inc.
3.172% due 06/25/2030 ~	2	2

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	2,741	2,063
3.947% due 01/26/2036 ^~	2,272	1,770

BellaVista Mortgage Trust
5.261% due 05/20/2045 •	1,390	890
5.585% due 02/25/2035 •	2,194	1,470

Benchmark Mortgage Trust
2.994% due 04/15/2054 ~	8,809	5,888

BX Commercial Mortgage Trust
5.355% due 06/15/2038 •	1,316	1,267
5.373% due 10/15/2038 •	278	267
5.535% due 11/15/2038 •	13,278	12,783

BX Trust
3.202% due 12/09/2041	2,726	2,335

Chase Mortgage Finance Trust
3.939% due 12/25/2035 ^~	639	532

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.735% due 01/25/2035 ~	375	333

CIM Trust
3.000% due 01/25/2061 ~	3,776	3,436
3.750% due 12/25/2061 ~	12,171	11,459
5.500% due 08/25/2064 ~	25,486	25,856

Citigroup Commercial Mortgage Trust
3.098% due 04/10/2049	12,858	12,353
3.209% due 05/10/2049	700	656
5.639% due 12/15/2036 •	9,200	9,026
5.959% due 12/15/2036 •	3,153	3,048

Citigroup Global Markets Mortgage Securities, Inc.
5.345% due 05/25/2032 •	19	19
8.500% due 05/25/2032	72	72

Citigroup Mortgage Loan Trust
3.440% due 09/25/2035 •	173	168
3.777% due 05/25/2042 ~	601	539
3.906% due 08/25/2035 ~	89	86
3.950% due 05/25/2035 •	3	3
4.975% due 06/25/2036 •	596	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.175% due 12/25/2034 •	$63	$57
5.345% due 09/25/2036 •	3,518	3,267
5.410% due 10/25/2035 •	11	10
5.645% due 08/25/2035 ^•	67	64
6.470% due 11/25/2035 •	214	203

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	970	862

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	800	775

COLT Mortgage Loan Trust
4.301% due 03/25/2067 ~	8,293	7,957
4.550% due 04/25/2067 ~	11,351	10,998

Commercial Mortgage Trust
3.545% due 02/10/2036	3,800	3,506

Community Program Loan Trust
4.500% due 04/01/2029	9	8

Countrywide Alternative Loan Trust
3.190% due 08/25/2035 ~	2,250	2,025
3.978% due 03/25/2047 ^•	2,355	1,913
4.045% due 11/25/2035 •	41	53
4.138% due 02/25/2036 •	493	434
4.388% due 11/25/2047 ^~	3,374	2,676
4.518% due 11/25/2047 ^•	6,154	4,882
4.941% due 02/20/2047 ^•	1,340	1,003
4.956% due 12/20/2046 ^•	6,227	4,965
4.961% due 07/20/2046 ^•	496	379
5.165% due 07/25/2036 «•	19	0
5.165% due 02/25/2047 •	394	333
5.181% due 03/20/2046 •	225	174
5.225% due 07/25/2046 •	2,355	1,952
5.225% due 09/25/2046 ^•	223	202
5.245% due 06/25/2037 •	582	501
5.345% due 05/25/2035 •	81	60
5.345% due 05/25/2035 ^•	148	129
5.345% due 06/25/2035 •	1,390	1,152
5.385% due 02/25/2036 •	76	58
5.405% due 12/25/2035 •	380	329
5.418% due 11/20/2035 •	139	124
5.425% due 02/25/2036 ^•	191	165
5.465% due 10/25/2035 •	115	112
5.500% due 11/25/2035 ^	742	445
5.500% due 03/25/2036 ^	64	28
5.505% due 10/25/2035 ~	2,656	1,834
5.750% due 03/25/2037 ^~	260	151
5.750% due 04/25/2047 ^	367	212
6.250% due 12/25/2033	10	10
6.385% due 11/25/2035 •	1,781	1,403
6.500% due 11/25/2031	21	21

Countrywide Home Loan Mortgage Pass-Through Trust
3.297% due 04/25/2035 ^~	8	1
3.465% due 07/19/2033 ~	48	44
3.798% due 02/20/2035 ~	35	34
3.928% due 05/19/2033 ~	8	6
4.011% due 06/19/2031 ~	1	1
4.168% due 02/25/2034 ~	28	26
4.248% due 02/19/2034 ~	7	7
4.285% due 02/19/2034 ~	9	8
5.325% due 03/25/2036 •	9,465	8,287
5.425% due 04/25/2035 ~	12	11
5.445% due 03/25/2035 •	23	16
5.485% due 03/25/2035 •	1,207	1,031
5.525% due 02/25/2035 •	46	38
5.545% due 02/25/2035 •	369	307
5.625% due 02/25/2035 •	66	55
5.765% due 09/25/2034 •	61	49
5.910% due 02/20/2036 ^•	47	38
6.000% due 11/25/2037 ^	92	52
6.537% due 02/20/2036 ^•	117	104

Credit Suisse First Boston Mortgage Securities Corp.
2.531% due 12/25/2032 ^~	27	22
3.479% due 06/25/2033 ~	101	92
3.970% due 12/25/2033 ~	48	45
5.044% due 03/25/2032 ~	52	47
5.750% due 04/25/2033	6	6
5.995% due 09/25/2034 ^•	485	586
6.250% due 07/25/2035	147	146
7.000% due 02/25/2033	10	10

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.436% due 10/25/2033 ~	$40	$37
5.500% due 11/25/2035	148	114

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	4,945	4,630
3.803% due 02/27/2036 ~	3,985	2,768
5.750% due 12/26/2035	173	126

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	190	119

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~	11,532	10,632
2.000% due 01/25/2060 ~	7,165	6,152
2.215% due 11/25/2061 ~	954	910
2.257% due 08/15/2037	1,173	1,056
2.750% due 01/25/2060	9,795	7,132
2.750% due 01/25/2060 ~	5,626	4,367
3.005% due 12/26/2059 ~	616	617
3.250% due 01/25/2060	7,373	5,448
3.250% due 01/25/2060 ~	3,775	2,801
3.545% due 01/25/2060 ~	3,343	2,316
6.034% due 10/15/2037 •	1,000	975

DC Office Trust
2.965% due 09/15/2045	2,205	1,811

Deephaven Residential Mortgage Trust
4.300% due 03/25/2067 ~	2,057	1,954

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.205% due 01/25/2047 •	4,092	3,545

Downey Savings & Loan Association Mortgage Loan Trust
4.078% due 04/19/2046 •	271	231

Extended Stay America Trust
5.765% due 07/15/2038 ~	56,619	54,965

First Horizon Alternative Mortgage Securities Trust
4.432% due 03/25/2035 ~	93	57
4.793% due 07/25/2035 ~	3,781	3,360
4.863% due 06/25/2034 ~	810	744
5.096% due 09/25/2034 ~	311	275

GCAT LLC
2.981% due 09/25/2025 þ	361	351

GMAC Mortgage Corp. Loan Trust
3.250% due 05/25/2035 ~	6	5

GreenPoint Mortgage Funding Trust
5.265% due 04/25/2036 •	102	84
5.305% due 06/25/2045 •	8,079	5,724

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	13,770
3.924% due 10/10/2032	13,300	12,668

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	1,858

GSMPS Mortgage Loan Trust
5.195% due 09/25/2035 •	16,508	14,045
5.195% due 01/25/2036 •	21,058	17,105
7.000% due 06/25/2043	349	357
8.000% due 09/19/2027 ~	166	156

GSR Mortgage Loan Trust
3.895% due 01/25/2036 ^~	125	119
3.918% due 04/25/2035 ~	297	263
4.124% due 04/25/2035 ~	298	279
4.324% due 09/25/2035 ~	23	22
5.195% due 01/25/2034 •	3	3
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
3.857% due 11/19/2034 ~	4	4
3.975% due 08/19/2034 ~	71	64
4.119% due 06/19/2045 ^~	231	115
4.373% due 12/19/2035 ^~	3	3
5.141% due 01/19/2038 •	23,631	20,490
5.141% due 02/19/2046 •	201	158
5.171% due 12/19/2036 •	976	803
5.201% due 05/19/2035 •	104	92
5.241% due 06/19/2035 •	4,364	4,074
5.241% due 03/19/2036 ^•	153	133
5.241% due 12/19/2036 ^•	7,359	6,635
5.461% due 01/19/2035 •	12	11
5.661% due 06/20/2035 •	144	127

Hilton USA Trust
2.828% due 11/05/2035	6,500	6,127
3.719% due 11/05/2038	1,000	923

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
5.580% due 10/25/2035 •	$8,766	$8,088

Impac CMB Trust
5.745% due 10/25/2033 •	3	3

Impac Secured Assets Trust
5.545% due 05/25/2036 •	13	11

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~	3	3

IndyMac INDX Mortgage Loan Trust
3.141% due 06/25/2036 ~	1,675	1,078
3.164% due 06/25/2036 ~	803	616
3.629% due 02/25/2036 ~	3,485	2,436
3.834% due 06/25/2034 ~(a)	1,504	1,183
5.025% due 07/25/2037 •	6,120	5,240
5.085% due 07/25/2036 •	13,898	12,530
5.145% due 06/25/2037 ^•	107	41
5.225% due 09/25/2046 •	360	298
5.305% due 07/25/2046 •	1,694	1,864
5.325% due 04/25/2035 ~	91	74
5.405% due 03/25/2035 •	13	12
5.485% due 02/25/2035 ~	610	518
5.485% due 07/25/2045 •	28	23
5.645% due 11/25/2034 •	2,258	1,926
6.065% due 09/25/2034 •	68	58

JP Morgan Alternative Loan Trust
5.117% due 06/27/2037 •	1,209	871
5.325% due 07/25/2036 •	15,588	12,873
5.325% due 11/25/2036 •	4,037	3,304
5.405% due 06/25/2037 ~	33,736	14,112
6.272% due 06/27/2037 ~	13,725	6,197

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	18,200	15,188
2.713% due 08/15/2049	7,943	7,569
3.648% due 12/15/2049 ~	300	283
4.549% due 07/05/2033	23,176	20,094
5.734% due 02/15/2035 •	4,367	4,230
6.134% due 12/15/2031 •	795	759
6.201% due 07/05/2033 •	3,239	2,854

JP Morgan Mortgage Trust
3.456% due 06/25/2035 ~	54	43
3.547% due 10/25/2035 ^~	30	23
3.799% due 04/25/2035 ~	2	2
4.192% due 10/25/2035 ~	67	58
5.000% due 07/25/2036	249	152

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	2,132	1,962
1.750% due 07/25/2061 þ	8,957	8,287
1.875% due 10/25/2068 þ	4,325	3,893
1.892% due 10/25/2066 þ	2,107	1,961
1.991% due 09/25/2060 ~	542	532
2.250% due 07/25/2067 þ	2,411	2,203

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	210	110

Lehman XS Trust
5.205% due 11/25/2035 •	4,613	4,307
5.305% due 04/25/2046 ^•	117	145

Luminent Mortgage Trust
5.265% due 05/25/2036 •	2,685	2,280

Manhattan West Mortgage Trust
2.130% due 09/10/2039	3,400	2,931

MASTR Adjustable Rate Mortgages Trust
3.670% due 07/25/2035 ~	10,111	5,507
4.000% due 12/25/2033 ~	4	4
5.145% due 03/25/2047 •	1,727	1,473
5.175% due 12/25/2034 ~	230	199
5.945% due 09/25/2037 •	3,500	1,507

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	30	28

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~	8	7
4.124% due 11/25/2035 ~	3,282	3,104
4.181% due 08/25/2033 ~	44	2
5.465% due 08/25/2028 •	3	3
5.485% due 10/25/2028 •	26	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.565% due 08/25/2035 ~	$12,000	$10,762
5.585% due 03/25/2028 •	5	5

MFA Trust
1.947% due 04/25/2065 ~	547	499
3.300% due 08/25/2061 ~	10,613	9,726

Mill City Mortgage Loan Trust
1.850% due 11/25/2060 ~	8,550	7,326
2.500% due 11/25/2060 ~	5,358	4,438

Morgan Stanley Capital Trust
5.684% due 05/15/2036 •	5,347	5,150

Morgan Stanley Mortgage Loan Trust
4.424% due 10/25/2034 ~	19	18
5.105% due 03/25/2036 •	1,001	634

Morgan Stanley Re-REMIC Trust
3.059% due 06/26/2047 •	12,610	11,281

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	359	318

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	21,138	19,730
3.250% due 02/25/2059 ~	8,946	8,446
3.500% due 12/25/2057 ~	400	379
4.500% due 05/25/2058 ~	597	560

New York Mortgage Trust
1.670% due 08/25/2061 þ	2,512	2,309

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.754% due 10/25/2034 þ	6,871	6,485

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	3,865	3,552

OBX Trust
6.100% due 09/25/2062 þ	17,460	17,461

One Market Plaza Trust
3.614% due 02/10/2032	3,200	2,940

One New York Plaza Trust
5.634% due 01/15/2036 •	9,700	9,309

ONE Park Mortgage Trust
5.641% due 03/15/2036 •	2,600	2,452

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.820% due 07/25/2035 •	6,091	5,785

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	11,412	10,906

RBS Acceptance, Inc.
4.059% due 06/25/2024 ~	1	1

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~	834	710
4.070% due 09/25/2034 ~	4	3
5.205% due 11/25/2036 •	6,865	4,131
5.225% due 04/25/2046 •	1,186	1,009
5.245% due 10/25/2046 •	7,857	7,182
6.000% due 12/25/2035	3,183	2,733
6.500% due 10/25/2036 ^	1,377	1,179
6.500% due 10/25/2036	20,250	17,333

Residential Asset Securitization Trust
5.195% due 10/25/2048 •	2	2
5.295% due 02/25/2034 •	18	17
5.295% due 04/25/2035 ^•	533	292
6.000% due 08/25/2036	3,952	2,114
6.250% due 08/25/2036	1,767	1,222
6.500% due 04/25/2037 ^	4,339	1,186

Residential Funding Mortgage Securities, Inc. Trust
4.287% due 09/25/2035 ~	4,918	3,153
5.359% due 02/25/2036 ^~	34	27

RESIMAC Bastille Trust
5.631% due 09/05/2057 ~	354	354

RiverView HECM Trust
4.880% due 05/25/2047 •	8,610	8,319

SACO Trust
7.000% due 08/25/2036	3	3

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~	369	241
4.268% due 06/20/2034 ~	44	38
5.221% due 02/20/2035 ~	54	46
5.235% due 05/20/2034 •	191	175
5.381% due 11/20/2034 •	17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.461% due 10/19/2026 ~	$17	$16
5.521% due 10/20/2027 •	3	3
5.561% due 10/20/2027 •	6	6
5.708% due 02/20/2034 ~	68	60
5.785% due 08/20/2034 ~	54	51
6.121% due 10/20/2027 •	138	132
6.705% due 09/20/2032 ~	12	11

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	1,800	1,617

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	1,871	1,796

Structured Adjustable Rate Mortgage Loan Trust
4.120% due 02/25/2036 ^~	14	13
4.538% due 01/25/2035 ^•	354	290
4.538% due 05/25/2035 ^•	380	286
4.798% due 04/25/2034 ~	16	16
5.193% due 02/25/2034 ~	32	29
5.580% due 06/25/2034 •	213	192

Structured Asset Mortgage Investments Trust
4.995% due 02/25/2037 •	863	751
5.035% due 09/25/2047 •	744	647
5.361% due 07/19/2034 •	321	283
5.385% due 08/25/2035 •	4,449	3,775
5.405% due 02/25/2036 ^•	115	94
5.461% due 03/19/2034 •	98	88
5.465% due 12/25/2035 ^•	6,819	5,125
5.601% due 10/19/2033 •	40	37
6.750% due 05/02/2030 ~	64	1

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,084	657

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •	11,341	11,131
6.110% due 11/11/2034 •	21,467	20,962
6.360% due 11/11/2034 ~	10,693	10,325
7.010% due 11/11/2034 •	21,548	20,658

Thornburg Mortgage Securities Trust
3.123% due 09/25/2037 ~	2,095	2,005

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	43,110	37,968
2.250% due 12/25/2061 ~	11,026	10,219
2.710% due 01/25/2060 ~	38,848	36,284
2.900% due 10/25/2059 ~	13,630	12,755
5.845% due 10/25/2059 •	452	449
6.545% due 10/25/2059 •	11,615	10,853

Travelers Mortgage Services, Inc.
1.600% due 05/27/2023 ~	2	2

TTAN
5.535% due 03/15/2038 •	1,972	1,912

UBS Commercial Mortgage Trust
5.534% due 02/15/2032 •	15,996	15,630

Verus Securitization Trust
0.820% due 10/25/2063 ~	1,907	1,719
1.057% due 10/25/2063 ~	52	47
1.262% due 10/25/2063 ~	77	70
4.130% due 02/25/2067 þ	7,879	7,400

Wachovia Bank Commercial Mortgage Trust
0.675% due 10/15/2041 ~(a)	36	0

Wachovia Mortgage Loan Trust LLC
4.182% due 10/20/2035 ~	70	64

WaMu Mortgage Pass-Through Certificates Trust
2.315% due 11/25/2041 ~	3	2
3.253% due 06/25/2034 ~	25	23
3.978% due 11/25/2046 •	9,310	7,766
4.021% due 03/25/2033 ~	59	54
4.138% due 08/25/2046 •	5,009	4,537
4.169% due 08/25/2033 ~	5	5
4.186% due 08/25/2046 •	3,387	2,663
4.341% due 01/25/2033 ~	782	752
4.538% due 06/25/2042 •	65	58
4.538% due 08/25/2042 •	865	796
5.215% due 05/25/2034 •	17,401	16,099
5.385% due 12/25/2045 •	1,664	1,528
5.425% due 07/25/2045 •	4,534	4,099
5.585% due 11/25/2034 •	99	88
5.625% due 10/25/2044 •	265	236
5.685% due 06/25/2044 •	1,148	1,025
5.825% due 11/25/2034 •	255	230

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.825% due 10/25/2045 •	$920	$841
5.845% due 07/25/2044 •	12	11

WaMu Mortgage-Backed Pass-Through Certificates
2.988% due 12/19/2039 ~	135	122

Washington Mutual Mortgage Pass-Through Certificates Trust
3.624% due 12/25/2032 ~	87	80
3.888% due 02/25/2047 ^•	12,099	10,173
3.968% due 11/25/2046 •	13,483	11,012
4.391% due 11/25/2030 ~	7	6
5.495% due 10/25/2035 •	350	315
5.750% due 03/25/2033	63	54

Wells Fargo Commercial Mortgage Trust
5.906% due 12/13/2031 •	21,320	21,134
6.156% due 12/13/2031 •	17,700	17,528
6.901% due 12/13/2031 •	1,242	1,213

Wells Fargo Mortgage Loan Trust
3.552% due 09/27/2036 ~	626	592

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2036 ^~	45	42

Total Non-Agency Mortgage-Backed Securities (Cost $1,339,909)		1,241,940

ASSET-BACKED SECURITIES 60.6%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	1,749	1,624

Aames Mortgage Investment Trust
5.760% due 10/25/2035 •	1,900	1,751

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	559	399

ACAS CLO Ltd.
5.685% due 10/18/2028 •	2,933	2,900

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •	708	694
5.925% due 04/25/2035 •	1,237	1,233

ACE Securities Corp. Home Equity Loan Trust
5.285% due 01/25/2037 •	23,660	5,859
5.285% due 05/25/2037 ~	59,741	10,265
5.745% due 09/25/2033 •	977	925
5.895% due 12/25/2033 •	237	228
5.895% due 07/25/2034 ~	26	25

ACREC Ltd.
6.921% due 02/19/2038 •	2,900	2,881

AFC Home Equity Loan Trust
5.445% due 06/25/2028 •	120	117

Allegro CLO Ltd.
5.957% due 10/16/2031 ~	5,900	5,831

American Home Mortgage Investment Trust
5.025% due 08/25/2035 ~	4	3

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •	1,298	1,297

Ameriquest Mortgage Securities Trust
5.005% due 10/25/2036 ~	19,118	5,857
5.085% due 10/25/2036 •	3,172	972

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.674% due 06/25/2034 •	2,015	1,832
5.715% due 10/25/2035 ~	15,670	15,022
5.760% due 01/25/2035 ~	454	437
5.895% due 11/25/2034 •	6,380	6,189
5.955% due 03/25/2035 •	6,305	6,129

Amortizing Residential Collateral Trust
5.845% due 10/25/2034 •	1,749	1,701

AMSR Trust
1.632% due 07/17/2037	47,000	43,549
2.033% due 07/17/2037	11,000	10,220

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •	4,991	4,945

Apidos CLO
5.722% due 07/17/2030 •	2,000	1,976

Arbor Realty Commercial Real Estate Notes Ltd.
5.776% due 12/15/2035 •	11,500	11,379
6.677% due 05/15/2037 •	33,000	32,458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT Trust
6.044% due 09/14/2036 •	$1,251	$1,220

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.315% due 01/25/2036 •	16,760	16,171
5.580% due 10/25/2035 ~	400	388
5.610% due 10/25/2035 •	37,500	33,269
5.970% due 05/25/2034 •	1,231	928

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	2,665	2,583

Asset-Backed Funding Certificates Trust
5.125% due 11/25/2036 •	8,737	5,621
5.325% due 09/25/2036 •	4,060	3,849
5.525% due 04/25/2033 •	487	449
5.865% due 03/25/2032 ~	235	227

Asset-Backed Securities Corp. Home Equity Loan Trust
5.204% due 06/15/2031 •	111	103
5.550% due 11/25/2035 ~	28,426	27,741
6.034% due 04/15/2033 •	21	20

Atlas Senior Loan Fund Ltd.
5.942% due 01/16/2030 •	882	877

BDS Ltd.
6.111% due 12/16/2036 •	11,220	11,023

Bear Stearns Asset-Backed Securities Trust
3.248% due 09/25/2034 •	28	27
3.893% due 07/25/2036 ~	85	85
4.985% due 01/25/2037 •	4,282	4,083
5.124% due 11/25/2035 ^•	865	797
5.165% due 08/25/2036 •	344	328
5.345% due 05/25/2037 ~	697	661
5.395% due 10/25/2036 ~	9,128	8,176
5.505% due 10/25/2032 •	34	34
5.535% due 12/25/2035 •	6,462	6,423
5.580% due 09/25/2035 ~	296	294
5.645% due 10/27/2032 •	10	10
5.745% due 12/25/2033 •	234	221
5.776% due 03/25/2035 •	3,000	2,810
5.799% due 01/25/2035 •	3,415	3,354
5.845% due 10/25/2037 •	5,397	4,735
5.845% due 11/25/2042 •	82	80
6.025% due 06/25/2043 •	351	337
6.045% due 10/25/2032 •	25	25
6.095% due 08/25/2037 •	1,453	1,425
6.345% due 11/25/2042 •	50	49
6.495% due 11/25/2042 •	35	46

BNC Mortgage Loan Trust
5.055% due 07/25/2037 •	70,547	63,166

BPCRE Holder LLC
7.091% due 01/16/2037 •	4,800	4,757

BSPRT Issuer Ltd.
6.004% due 12/15/2038 •	24,563	23,981

BXMT Ltd.
6.073% due 11/15/2037 •	23,500	22,909

Carlyle Global Market Strategies CLO Ltd.
5.762% due 04/17/2031 •	1,097	1,084

CarNow Auto Receivables Trust
3.440% due 07/15/2024	387	387

Carrington Mortgage Loan Trust
6.058% due 07/20/2030 •	7,942	7,884

CDC Mortgage Capital Trust
5.465% due 01/25/2033 •	4	4
5.895% due 01/25/2033 ~	8	9

Cedar Funding CLO Ltd.
5.892% due 07/17/2031 •	5,000	4,930

Centex Home Equity Loan Trust
4.735% due 06/25/2034 •	271	256
5.660% due 09/25/2034 þ	209	210
5.865% due 03/25/2035 •	1,413	1,242
5.880% due 09/25/2034 •	43	44

Chase Funding Trust
4.537% due 09/25/2032	1	1
5.425% due 11/25/2034 •	2	2
5.745% due 05/25/2033 •	1,166	1,118

Chesapeake Funding LLC
0.870% due 08/15/2032	407	402
5.334% due 08/15/2032 •	407	407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
5.766% due 10/24/2030 •	$2,809	$2,776

CIT Group Home Equity Loan Trust
5.820% due 12/25/2031 •	71	70

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •	78	78

Citigroup Mortgage Loan Trust
4.925% due 01/25/2037 •	599	436
4.985% due 01/25/2037 •	11,996	10,726
5.165% due 09/25/2036 •	10,192	8,871
5.250% due 06/25/2037 •	24,348	21,975
5.265% due 08/25/2036 •	9,805	9,525
5.365% due 03/25/2036 •	4,477	3,978
5.520% due 11/25/2045 •	42	42
6.050% due 08/25/2035 þ	230	217
6.129% due 08/25/2035 þ	1,279	1,163

CLNC Ltd.
6.056% due 08/20/2035 •	7,230	7,104

College Avenue Student Loans LLC
1.600% due 07/25/2051	9,883	8,643
3.280% due 12/28/2048	10,348	9,473
4.130% due 12/26/2047	5,514	5,196
5.945% due 07/25/2051 ~	5,895	5,745
6.045% due 12/26/2047 •	4,041	3,961

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	22,467	6,144

CoreVest American Finance Trust
1.358% due 08/15/2053	10,358	9,363

Countrywide Asset-Backed Certificates
5.745% due 05/25/2032 •	166	159
5.745% due 06/25/2034 •	878	858
5.845% due 09/25/2032 •	136	131

Countrywide Asset-Backed Certificates Trust
4.200% due 12/25/2035 •	9,500	9,070
4.394% due 12/25/2034 •	439	401
4.462% due 01/25/2037 •	4,100	3,979
4.775% due 01/25/2037 •	4,782	4,726
4.985% due 06/25/2035 •	17,762	16,007
4.995% due 09/25/2046 •	4,000	3,964
5.065% due 06/25/2047 ^•	18,412	16,437
5.125% due 12/25/2034 ~	1,831	1,789
5.125% due 03/25/2047 •	835	825
5.135% due 10/25/2047 •	47,529	41,261
5.345% due 04/25/2046 ^•	6,812	6,473
5.430% due 06/25/2036 •	14,975	14,056
5.535% due 04/25/2036 •	6,171	5,960
5.565% due 05/25/2036 •	50,400	47,898
5.585% due 12/25/2034 •	15	14
5.585% due 08/25/2047 •	631	599
5.625% due 11/25/2034 •	292	275
5.625% due 05/25/2036 •	32,300	28,157
5.820% due 10/25/2034 •	1,086	1,058
5.940% due 04/25/2036 ^•	5,500	5,127
5.985% due 08/25/2035 •	11,400	11,066
6.547% due 05/25/2036 ^þ	303	245

Credit Suisse ABS Trust
2.610% due 10/15/2026	3,492	3,406

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •	4	4

Credit-Based Asset Servicing & Securitization LLC
3.182% due 05/25/2036 •	4,950	3,219
3.887% due 12/25/2035 ~	1,377	1,214
6.780% due 05/25/2035 þ	217	198

CWHEQ Revolving Home Equity Loan Trust
4.874% due 04/15/2032 •	156	155

Dryden Senior Loan Fund
5.812% due 04/15/2029 •	1,021	1,015

ECMC Group Student Loan Trust
5.845% due 01/27/2070 ~	8,489	8,273
5.995% due 11/25/2069 •	6,688	6,608

Ellington Loan Acquisition Trust
6.345% due 05/25/2037 •	2,069	1,935

EMC Mortgage Loan Trust
6.345% due 08/25/2040 •	141	135

Encore Credit Receivables Trust
5.535% due 07/25/2035 •	390	372
5.775% due 11/25/2035 •	11,430	10,222

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	$107	$101

Equity One Mortgage Pass-Through Trust
2.947% due 07/25/2034 •	3	3

First Franklin Mortgage Loan Trust
4.955% due 12/25/2037 ~	12,779	11,139
4.955% due 12/25/2037 •	32,602	30,302
4.965% due 11/25/2036 ~	38,428	34,631
5.095% due 06/25/2036 •	2,271	2,232
5.155% due 11/25/2036 •	25,256	20,662
5.165% due 06/25/2036 ~	11,350	10,960
5.520% due 11/25/2035 •	1,535	1,491
5.595% due 12/25/2035 ~	18,311	17,264
6.720% due 07/25/2034 ~	2,771	2,710

First NLC Trust
4.985% due 08/25/2037 •	26,566	13,765
5.125% due 08/25/2037 •	1,451	753

FirstKey Homes Trust
1.339% due 08/17/2037	3,069	2,811

Fremont Home Loan Trust
4.980% due 10/25/2036 •	32,806	27,348
4.985% due 01/25/2037 •	8,306	4,232
5.700% due 07/25/2034 •	3,637	3,412

Gallatin CLO Ltd.
5.169% due 07/15/2031 •	11,200	10,979

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •	1,450	1,435

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •	944	934

GSAMP Trust
3.772% due 10/25/2036 ^•	5,063	44
4.985% due 12/25/2036 •	825	443
5.295% due 06/25/2036 •	12,932	10,347
5.580% due 09/25/2035 ^•	8,040	7,773

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •	10,908	10,782
6.252% due 11/30/2032 •	5,300	5,250

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •	4,499	4,373

Home Equity Asset Trust
5.445% due 11/25/2032 •	4	3
5.745% due 12/25/2035 •	11,966	11,729
5.760% due 03/25/2035 ~	5,830	5,671
5.765% due 02/25/2033 •	1	1

Home Equity Loan Trust
5.035% due 04/25/2037 •	3,082	2,878

Home Equity Mortgage Loan Asset-Backed Trust
5.005% due 07/25/2037 •	87	46

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	38	36

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •	10	3

HSI Asset Securitization Corp. Trust
5.045% due 07/25/2036 ~	2,203	997
5.385% due 12/25/2035 •	1,311	1,295
5.430% due 01/25/2036 •	1,893	1,837

IMC Home Equity Loan Trust
7.310% due 11/20/2028	4	4

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.073% due 07/25/2034 •	274	263

IXIS Real Estate Capital Trust
5.045% due 01/25/2037 •	11,328	4,380
5.165% due 08/25/2036 •	22,407	6,203
5.305% due 01/25/2037 •	41,380	16,040

Jamestown CLO Ltd.
6.132% due 04/15/2033 •	1,000	986

JP Morgan Mortgage Acquisition Corp.
5.475% due 05/25/2035 •	21,779	19,408
5.820% due 12/25/2035 •	5,000	4,471
6.645% due 07/25/2035 •	10,000	8,872

JP Morgan Mortgage Acquisition Trust
5.005% due 08/25/2036 •	1	1
5.065% due 08/25/2036 •	604	436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 03/25/2047 •	$1,625	$1,488
5.145% due 03/25/2037 ~	3,851	3,413

KKR CLO Ltd.
5.735% due 07/18/2030 •	895	887

LCCM Trust
6.134% due 11/15/2038 ~	15,457	14,940

LCM LP
5.668% due 07/19/2027 •	13,172	13,044

LCM Ltd.
5.739% due 07/20/2030 •	20,344	20,043
5.878% due 01/20/2031 •	4,580	4,520

Lehman XS Trust
5.305% due 03/25/2036 •	7,111	6,742
5.325% due 03/25/2037 •	12,401	11,069

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029	1,020	1,014
4.770% due 10/15/2029	1,595	1,566

LendingPoint Pass-Through Trust
5.700% due 07/15/2029	1,880	1,851

LMREC LLC
5.847% due 04/22/2037 •	2,192	2,177

LoanCore Issuer Ltd.
5.473% due 07/15/2035 •	564	557

Long Beach Mortgage Loan Trust
5.145% due 05/25/2036 •	13,921	8,004
5.145% due 09/25/2036 •	1,254	800
5.165% due 11/25/2036 •	13,773	4,222
5.205% due 05/25/2046 •	41,930	13,904
5.405% due 10/25/2034 •	415	380
5.465% due 08/25/2033 •	223	213
5.700% due 07/25/2034 •	122	115
5.895% due 10/25/2034 •	26	26
5.895% due 06/25/2035 ~	10,641	10,299
6.270% due 03/25/2032 •	70	69

Lument Finance Trust, Inc.
5.854% due 06/15/2039 •	1,000	975

Madison Park Funding Ltd.
5.785% due 07/27/2031 •	2,373	2,348

Marathon CLO Ltd.
5.942% due 04/15/2029 •	3,899	3,890

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •	176	176

MASTR Asset-Backed Securities Trust
5.105% due 08/25/2036 •	12,241	6,355
5.595% due 12/25/2034 ^•	308	294
5.670% due 10/25/2034 •	519	482

MASTR Specialized Loan Trust
5.695% due 05/25/2037 •	240	29

MERIT Securities Corp.
5.640% due 11/25/2035 •	4,640	4,229

Merrill Lynch First Franklin Mortgage Loan Trust
7.845% due 10/25/2037 •	123	116

Merrill Lynch Mortgage Investors Trust
4.965% due 10/25/2037 ^•	6,043	1,007
5.005% due 09/25/2037 •	130	28
5.025% due 06/25/2037 •	645	172

MF1 LLC
6.906% due 06/19/2037 •	16,500	16,350

MF1 Ltd.
5.809% due 07/16/2036 •	28,718	28,093
5.841% due 10/16/2036 •	25,000	24,231
5.910% due 02/19/2037 •	26,425	25,735
6.474% due 11/15/2035 •	23,078	22,935

MFA Trust
2.363% due 03/25/2060 þ	1,567	1,488

MKS CLO Ltd.
5.808% due 07/20/2030 •	16,282	16,063

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •	80	70
4.945% due 11/25/2036 •	7,983	3,930
4.975% due 01/25/2037 •	55,497	22,509
5.145% due 06/25/2036 •	509	432
5.185% due 03/25/2037 •	19,999	8,970
5.325% due 06/25/2036 •	6,382	5,472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.340% due 03/25/2036 •	$19,070	$15,933
5.505% due 11/25/2035 ~	7,197	6,834
5.525% due 08/25/2034 •	820	720
5.730% due 11/25/2034 •	1,833	1,697
5.835% due 03/25/2035 •	3,095	2,948
6.845% due 07/25/2037 ^•	325	247

Morgan Stanley Capital, Inc. Trust
5.385% due 03/25/2036 ~	6,146	4,998
5.400% due 01/25/2036 •	7,117	5,355

Morgan Stanley Dean Witter Capital, Inc. Trust
6.195% due 02/25/2033 •	38	37
7.320% due 01/25/2032 •	85	126

Morgan Stanley Mortgage Loan Trust
5.165% due 11/25/2036 •	565	61
5.365% due 10/25/2036 •	1,272	386

Mountain View CLO LLC
5.882% due 10/16/2029 •	790	785

Mountain View CLO Ltd.
5.912% due 07/15/2031 ~	1,500	1,480

Nationstar Home Equity Loan Trust
5.125% due 03/25/2037 •	5,632	5,114
5.215% due 09/25/2036 •	5,483	4,823

Navient Private Education Loan Trust
2.650% due 12/15/2028	286	284
3.910% due 12/15/2045	2,597	2,513
6.134% due 07/16/2040 •	3,155	3,142

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	1,818	1,669
1.330% due 04/15/2069	563	496
1.690% due 05/15/2069	1,308	1,179
5.684% due 04/15/2069 •	2,027	1,985

Navient Student Loan Trust
5.895% due 12/27/2066 •	8,586	8,407

Nelnet Student Loan Trust
5.645% due 09/25/2065 •	10,741	10,653
5.745% due 06/27/2067 •	22,794	22,456

New Century Home Equity Loan Trust
5.205% due 05/25/2036 •	94	91
5.520% due 02/25/2036 •	8,978	8,606

Newcastle Mortgage Securities Trust
5.430% due 03/25/2036 •	6,285	6,280
5.565% due 03/25/2036 •	7,700	7,168

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.340% due 03/25/2036 •	8,620	7,942

NovaStar Mortgage Funding Trust
4.945% due 03/25/2037 •	11	4
5.580% due 01/25/2036 •	25,000	23,253
5.625% due 05/25/2033 •	1	1

OCP CLO Ltd.
5.928% due 07/20/2029 •	2,887	2,861

Octagon Investment Partners Ltd.
5.762% due 04/15/2031 ~	4,040	3,995

Option One Mortgage Loan Trust
5.385% due 01/25/2036 •	25,000	22,182
5.625% due 02/25/2035 ~	609	574
5.640% due 05/25/2034 •	10	10

Option One Mortgage Loan Trust Asset-Backed Certificates
5.261% due 08/20/2030 •	1	1

OSD CLO Ltd.
5.662% due 04/17/2031 •	10,637	10,460

OZLM Ltd.
5.802% due 07/17/2029 •	1,075	1,069
5.850% due 04/15/2031 •	4,600	4,540
5.902% due 05/16/2030 •	7,746	7,692
6.058% due 07/20/2030 •	1,746	1,735

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	11,232	10,953
2.030% due 10/15/2029	3,521	3,403
4.970% due 01/15/2030	2,729	2,691

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •	397	394
5.592% due 10/15/2029 •	3,715	3,668
5.608% due 07/20/2029 •	1,860	1,837

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.895% due 10/25/2034 •	$6,765	$6,605

Popular ABS Mortgage Pass-Through Trust
3.355% due 01/25/2036 ^þ	179	158

PRET LLC
1.744% due 07/25/2051 þ	3,411	3,186
1.843% due 09/25/2051 þ	31,055	28,879
1.868% due 07/25/2051 þ	4,419	4,109
2.240% due 09/27/2060 þ	975	929
2.487% due 07/25/2051 þ	6,757	6,391
2.487% due 10/25/2051 ~	1,287	1,214
2.487% due 10/25/2051 þ	14,116	13,328
3.721% due 07/25/2051 þ	16,663	15,707
5.240% due 04/25/2052 þ	11,776	11,252
5.927% due 06/25/2052 þ	21,074	20,587

RAAC Trust
8.595% due 12/25/2035 •	1,447	1,437

Rad CLO Ltd.
5.936% due 07/24/2032 •	14,400	14,126

Ready Capital Mortgage Financing LLC
7.166% due 10/25/2039 •	3,600	3,577

Regatta Funding Ltd.
6.042% due 10/17/2030 •	3,196	3,173

Renaissance Home Equity Loan Trust
5.434% due 08/25/2035 þ	32	31
5.945% due 09/25/2037 •	596	277
6.045% due 08/25/2032 •	585	550
6.085% due 03/25/2033 •	9	8

Residential Asset Mortgage Products Trust
5.385% due 02/25/2036 ~	13,559	12,719
5.445% due 02/25/2036 •	1,616	1,591
5.445% due 05/25/2036 ^•	12,943	11,686
5.625% due 09/25/2035 •	2,450	2,216

Residential Asset Securities Corp. Trust
5.105% due 07/25/2036 •	1,288	1,279
5.115% due 08/25/2036 •	5,206	5,025
5.425% due 06/25/2033 •	450	397
5.490% due 03/25/2035 •	5	5
5.490% due 01/25/2036 ~	10,046	9,585
6.765% due 07/25/2035 •	1,645	1,577
6.795% due 11/25/2034 •	2,156	2,032

SACO Trust
5.205% due 05/25/2036 •	122	135
5.365% due 06/25/2036 ^~	23	21
5.595% due 07/25/2035 •	53	48

Saxon Asset Securities Trust
2.198% due 03/25/2035 •	2,142	1,945
4.380% due 08/25/2035 •	4,146	3,920
5.085% due 05/25/2047 •	6,489	4,577
5.155% due 09/25/2037 •	883	830
6.595% due 12/25/2037 •	8,685	7,953

Securitized Asset-Backed Receivables LLC Trust
4.945% due 10/25/2036 ^•	4,553	1,583
5.025% due 05/25/2037 •	22,977	17,136
5.145% due 12/25/2036 ~	19,799	11,433
5.345% due 03/25/2036 •	3,563	2,190
5.625% due 02/25/2034 •	1,635	1,574

SG Mortgage Securities Trust
5.105% due 07/25/2036 •	49,493	23,084

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	7,630	6,352

SLC Student Loan Trust
5.766% due 03/15/2049 •	2,644	2,583
5.833% due 11/25/2042 •	863	856

SLM Private Credit Student Loan Trust
5.196% due 06/15/2039 •	1,512	1,430

SLM Student Loan Trust
5.718% due 07/25/2023 •	8,438	8,306
6.066% due 12/15/2033 •	15,574	15,354
6.318% due 04/25/2023 ~	10,660	10,612
6.518% due 07/25/2023 •	5,557	5,531

SMB Private Education Loan Trust
1.600% due 09/15/2054	19,855	17,764
2.880% due 09/15/2034	928	888
3.940% due 02/16/2055	17,467	16,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.695% due 09/15/2054 •	$8,409	$8,166
6.008% due 02/16/2055 •	21,063	20,745

SoFi Professional Loan Program LLC
2.370% due 11/16/2048	19,064	17,785
2.630% due 07/25/2040	3,014	2,963
2.740% due 05/25/2040	1,503	1,487

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	1,333	1,213

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	704	699
5.788% due 10/20/2030 •	15,300	15,076
5.798% due 07/25/2030 ~	28,654	28,271
5.805% due 01/23/2029 •	1,742	1,740
5.858% due 10/20/2028 •	10,350	10,322
5.922% due 07/26/2031 •	8,300	8,184
5.928% due 01/21/2031 ~	7,000	6,878
5.945% due 04/18/2031 •	10,400	10,219

Soundview Home Loan Trust
4.925% due 06/25/2037 •	3,717	2,524
5.015% due 07/25/2037 •	29,327	24,008
5.015% due 08/25/2037 •	23,642	19,953
5.095% due 08/25/2037 •	3,000	2,517
5.550% due 11/25/2035 •	2,016	1,964
5.745% due 10/25/2037 •	67,757	52,955
5.845% due 09/25/2037 •	8,160	5,725
6.145% due 11/25/2033 •	12	12

Specialty Underwriting & Residential Finance Trust
5.075% due 04/25/2037 •	9,195	6,477
5.125% due 06/25/2037 •	30,279	27,017
5.145% due 06/25/2037 ~	18,873	10,904
5.745% due 06/25/2036 •	12,347	11,621

Structured Asset Investment Loan Trust
5.610% due 08/25/2035 •	766	723
6.120% due 12/25/2034 •	813	778

Structured Asset Securities Corp. Mortgage Loan Trust
5.000% due 09/25/2036 •	6,992	4,396
5.005% due 01/25/2037 •	5,390	5,025
5.105% due 05/25/2047 •	13,716	10,670
5.970% due 04/25/2035 •	844	827

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	11	11

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •	13,200	13,026

TCW CLO Ltd.
5.788% due 04/25/2031 •	21,700	21,378

Theorem Funding Trust
1.850% due 02/15/2028	1,663	1,625

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •	12,300	12,054
5.932% due 01/15/2031 •	1,260	1,242

TICP CLO Ltd.
5.652% due 04/26/2028 ~	1,168	1,168

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	936	922

TPG Real Estate Finance Issuer Ltd.
5.909% due 03/15/2038 •	7,500	7,365
6.208% due 02/15/2039 ~	6,500	6,395

Tricon American Homes
1.499% due 07/17/2038	26,446	23,819
2.049% due 07/17/2038	5,280	4,790
2.249% due 07/17/2038	3,300	2,986

TruPS Financials Note Securitization Ltd.
6.533% due 09/20/2039 •	14,670	14,010

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	74	66

Upstart Pass-Through Trust Series
3.800% due 04/20/2030	3,899	3,752

Upstart Securitization Trust
3.120% due 03/20/2032	7,007	6,836
4.370% due 05/20/2032	8,290	8,145

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	1,124	1,082

Venture CLO Ltd.
5.708% due 10/20/2028 •	5,206	5,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.828% due 04/20/2029 •	$1,681	$1,674
5.852% due 07/15/2031 •	2,000	1,976
5.854% due 09/07/2030 •	10,801	10,630
5.858% due 07/20/2030 •	9,655	9,547
5.908% due 01/20/2029 ~	13,500	13,384
5.962% due 07/30/2032 •	12,900	12,643
5.983% due 08/28/2029 •	11,278	11,133

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~	667	661

Voya CLO Ltd.
5.792% due 10/15/2030 •	7,772	7,678
5.852% due 04/15/2031 •	5,000	4,924

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •	81	31

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •	716	708
5.718% due 04/20/2028 •	2,382	2,372
5.868% due 10/20/2029 •	3,570	3,545

Wells Fargo Home Equity Asset-Backed Securities Trust
5.190% due 01/25/2037 •	6,166	5,893

Total Asset-Backed Securities (Cost $2,744,091)		2,588,701

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.0%
		1,498

U.S. TREASURY BILLS 0.5%
4.702% due 04/06/2023 - 05/25/2023 (b)(c)(i)	18,703	18,655

Total Short-Term Instruments (Cost $20,152)		20,153

Total Investments in Securities (Cost $5,608,557)		5,362,734

	SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short-Term Floating NAV Portfolio III	20,630,762	200,572

Total Short-Term Instruments (Cost $200,514)		200,572

Total Investments in Affiliates (Cost $200,514)		200,572

Total Investments 130.3% (Cost $5,809,071)		$5,563,306

Financial Derivative Instruments (f)(h) (0.4)% (Cost or Premiums, net $9,811)		(19,010)

Other Assets and Liabilities, net (29.9)%		(1,274,992)

Net Assets 100.0%		$4,269,304

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$1,498	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,528)	$1,498	$1,498

Total Repurchase Agreements						$(1,528)	$1,498	$1,498

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,498	$0	$0	$1,498	$(1,528)	$(30)

Total Borrowings and Other Financing Transactions	$1,498	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(27,851) at a weighted average interest rate of 3.930%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$110.500	04/21/2023	25	$25	$(9)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	25	25	(16)	(12)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	75	188	(70)	(213)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	75	188	(61)	(25)

Total Written Options					$(156)	$(251)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	809	$167,021	$1,934	$114	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	188	$(44,979)	$761	$0	$(9)
3-Month SOFR Active Contract December Futures	03/2025	97	(23,492)	214	0	(17)
3-Month SOFR Active Contract December Futures	03/2026	104	(25,237)	203	0	(17)
3-Month SOFR Active Contract June Futures	09/2024	122	(29,413)	353	0	(18)
3-Month SOFR Active Contract June Futures	09/2025	99	(24,010)	203	0	(16)
3-Month SOFR Active Contract March Futures	06/2024	163	(39,159)	555	0	(20)
3-Month SOFR Active Contract March Futures	06/2025	89	(21,575)	188	0	(16)
3-Month SOFR Active Contract March Futures	06/2026	99	(24,025)	186	0	(17)
3-Month SOFR Active Contract September Futures	12/2024	114	(27,562)	278	0	(19)
3-Month SOFR Active Contract September Futures	12/2025	81	(19,651)	162	0	(13)
U.S. Treasury 5-Year Note June Futures	06/2023	172	(18,835)	(379)	0	(39)
U.S. Treasury 10-Year Note June Futures	06/2023	4,511	(518,413)	(13,353)	0	(1,551)
U.S. Treasury Long-Term Bond June Futures	06/2023	748	(98,105)	(4,074)	0	(748)

				$(14,703)	$0	$(2,500)

Total Futures Contracts				$(12,769)	$114	$(2,500)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024	$197,400	$(14)	$2,448	$2,434	$0	$(156)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	98,200	11	1,197	1,208	0	(92)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	15,800	7	287	294	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	6,800	(12)	(482)	(494)	15	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	11,500	(24)	(643)	(667)	26	0
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	10,700	(34)	(842)	(876)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	8,000	(28)	(568)	(596)	18	0
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	8,100	(28)	(580)	(608)	19	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	12,600	501	938	1,439	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	17,800	(71)	(921)	(992)	43	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	12,300	(50)	(568)	(618)	30	0
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	12,100	(61)	(417)	(478)	30	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	11,700	(58)	(289)	(347)	30	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	5,900	(30)	(91)	(121)	15	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	16,870	0	817	817	0	(43)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	48,200	(351)	(977)	(1,328)	126	0
Pay	1-Day USD-SOFR Compounded-OIS	2.955	Annual	10/04/2027	10,700	(75)	(193)	(268)	28	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027	10,700	(25)	(114)	(139)	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	5,000	(11)	105	94	15	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	102,000	(243)	(9,253)	(9,496)	308	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	8,500	(23)	(626)	(649)	27	0
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	7,400	(19)	(477)	(496)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	4,100	(165)	(432)	(597)	13	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	6,660	(716)	62	(654)	21	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	5,900	(37)	(67)	(104)	21	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	5,900	(37)	(48)	(85)	22	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	4,800	(17)	77	60	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	4,000	(14)	32	18	16	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030	1,700	(5)	33	28	7	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	6,400	(24)	(762)	(786)	28	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	5,700	(20)	(625)	(645)	25	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	6,100	(23)	(683)	(706)	27	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	2,100	(10)	(225)	(235)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	23,300	(115)	(2,610)	(2,725)	104	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	11,800	(61)	(1,263)	(1,324)	53	0

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.250%	Annual	06/15/2032	$71,100	$(5,283)	$(6,884)	$(12,167)	$311	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	51,180	(2,503)	(4,013)	(6,516)	231	0
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	1,100	(15)	(37)	(52)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	1,100	(15)	(36)	(51)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	8,900	(74)	(75)	(149)	44	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032	4,300	(20)	(117)	(137)	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	3.350	Annual	12/14/2032	2,100	(9)	(11)	(20)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033	2,200	(9)	45	36	12	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033	2,500	(10)	58	48	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033	2,400	(11)	45	34	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033	2,600	(11)	55	44	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033	2,500	(10)	57	47	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033	2,600	(9)	30	21	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033	5,000	(18)	123	105	26	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	3,085	(43)	5	(38)	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	174,500	20,937	21,703	42,640	0	(1,743)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	1,300	(12)	45	33	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023	42,500	434	(319)	115	12	0
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	363,700	(2,647)	(6,493)	(9,140)	0	(67)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	10,800	(12)	(417)	(429)	0	(2)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	99,000	(123)	(3,111)	(3,234)	0	(22)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	10,100	(14)	932	918	0	(22)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	69,500	(2,078)	(5,088)	(7,166)	140	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	176,400	(6,234)	9,926	3,692	0	(394)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	2,500	(54)	270	216	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	105,400	6,093	1,064	7,157	0	(250)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	14,500	(33)	(1,315)	(1,348)	36	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	5,300	(11)	(442)	(453)	13	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	10,200	(26)	(894)	(920)	26	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	5,000	(8)	(445)	(453)	13	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	10,400	(28)	(836)	(864)	26	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	13,600	1,179	(36)	1,143	0	(33)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	62,849	(3,257)	(6,062)	(9,319)	158	0
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	8,100	(16)	(930)	(946)	22	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	35,446	706	(4,435)	(3,729)	102	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	7,800	(18)	888	870	0	(22)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	3,000	(7)	(337)	(344)	10	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	5,100	(13)	(539)	(552)	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	14,800	(25)	1,342	1,317	0	(53)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	11,800	367	1,036	1,403	0	(40)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	49,400	(587)	6,214	5,627	0	(187)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	28,600	(505)	3,281	2,776	0	(110)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	14,100	(13)	1,371	1,358	0	(53)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	320,180	13,563	32,068	45,631	0	(1,190)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	9,102	40	1,490	1,530	0	(37)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	44,422	(3,914)	(4,767)	(8,681)	186	0
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	10,100	(49)	1,614	1,565	0	(45)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	6,100	(18)	(903)	(921)	27	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	6,100	(14)	(884)	(898)	29	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	4,000	(11)	(577)	(588)	19	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	4,000	(11)	(573)	(584)	19	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	4,000	(13)	(545)	(558)	19	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	5,000	(17)	(708)	(725)	24	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	3,800	(14)	(500)	(514)	17	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	1,900	12	212	224	0	(9)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	3,100	14	348	362	0	(15)
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	23,500	(187)	(7,551)	(7,738)	219	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	65,800	13,168	11,373	24,541	0	(569)
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	22,900	(172)	5,619	5,447	0	(226)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	69,000	(522)	16,921	16,399	0	(683)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	1,000	(8)	(269)	(277)	10	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	1,000	(9)	(258)	(267)	10	0

Total Swap Agreements						$25,911	$39,968	$65,879	$3,030	$(6,190)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$114	$3,030	$3,144		$(251)	$(2,500)	$(6,190)	$(8,941)

(g)

Securities with an aggregate market value of $8,106 and cash of $41,192 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	7,700	$ (24)	$(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	7,700	(24)	(46)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	1,200	(12)	(6)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	1,200	(12)	(1)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	2,100	(16)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	2,100	(16)	(21)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	4,900	(30)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	4,900	(30)	(59)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	4,200	(33)	(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	4,200	(33)	(42)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	4,800	(37)	(19)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	4,800	(37)	(45)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	4,900	(30)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	4,900	(30)	(59)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	3,900	(25)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	3,900	(25)	(43)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	3,900	(27)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	3,900	(27)	(39)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	3,900	(27)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	3,900	(27)	(38)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	3,900	(27)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	3,900	(27)	(37)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	4,100	(28)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	4,100	(28)	(46)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	4,200	(29)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	4,200	(29)	(51)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	4,200	(30)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	4,200	(30)	(43)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	3,900	(26)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	3,900	(26)	(44)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	5,100	(19)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	5,100	(19)	(28)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	5,100	(18)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	5,100	(18)	(31)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	7,700	(24)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	7,700	(24)	(41)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	8,300	(65)	(30)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	8,300	(65)	(82)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	4,100	(31)	(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	4,100	(31)	(40)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	5,000	(27)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	5,000	(27)	(1)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	2,500	(14)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	2,500	(14)	(1)

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993%	10/11/2023	4,100	$(28)	$(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	4,100	(28)	(48)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	3,900	(25)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	3,900	(25)	(41)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	2,500	(16)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	2,500	(16)	(29)

							$ (1,336)	$(1,203)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$95.594	04/06/2023	1,200	$(9)	$(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	3,100	(20)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	1,700	(8)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	3,100	(15)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	1,700	(6)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	4,100	(19)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	7,700	(34)	(72)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	6,300	(50)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	3,900	(26)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	3,900	(20)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	5,900	(47)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	6,000	(25)	(35)

					$(279)	$(184)

Total Written Options					$(1,615)	$(1,387)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$ 68	$0	$1	$1	$0

GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950	Monthly	11/25/2034	1	(1)	1	0	0

						$(1)	$2	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	10,164	$(2,752)	$2,651	$0	$(101)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		115	(47)	20	0	(27)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		77	(2)	2	0	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		488	(414)	323	0	(91)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	(41)	0	(69)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,202)	1,229	0	(973)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	232	(625)	0	(393)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		160,600	(84)	(3,651)	0	(3,735)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1	0	0	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	67	0	(4)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,272	(5,037)	4,587	0	(450)

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	37	0	(36)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		71	(2)	2	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,132	0	(144)

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	(195)	0	(233)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		11,900	(5)	(272)	0	(277)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		16	0	0	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		2,832	(99)	99	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
SAL	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	61,500	$(588)	$23	$0	$(565)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		55,100	197	(919)	0	(722)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	(1,924)	0	(2,263)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		75,000	300	(2,044)	0	(1,744)

							$(14,328)	$2,501	$0	$(11,827)

Total Swap Agreements							$(14,329)	$2,503	$1	$(11,827)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$1	$1	$0	$(78)	$(101)	$(179)	$(178)	$331	$153
CBK	0	0	0	0	0	(28)	0	(28)	(28)	0	(28)
DUB	0	0	0	0	0	(66)	(27)	(93)	(93)	200	107
FAR	0	0	0	0	0	(121)	0	(121)	(121)	0	(121)
FBF	0	0	0	0	0	0	(160)	(160)	(160)	115	(45)
GLM	0	0	0	0	0	(778)	0	(778)	(778)	744	(34)
GST	0	0	0	0	0	0	(5,555)	(5,555)	(5,555)	5,928	373
JPM	0	0	0	0	0	(99)	0	(99)	(99)	291	192
JPS	0	0	0	0	0	0	(180)	(180)	(180)	271	91
MSC	0	0	0	0	0	(26)	0	(26)	(26)	263	237
MYC	0	0	0	0	0	(55)	(510)	(565)	(565)	556	(9)
NGF	0	0	0	0	0	(82)	0	(82)	(82)	147	65
SAL	0	0	0	0	0	(54)	(5,294)	(5,348)	(5,348)	5,741	393

Total Over the Counter	$0	$0	$1	$1	$0	$(1,387)	$(11,827)	$(13,214)

(i)

Securities with an aggregate market value of $14,588 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	0	0	0	3,030	3,030

	$0	$0	$0	$0	$3,144	$3,144

Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

	$0	$1	$0	$0	$3,144	$3,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$251	$251
Futures	0	0	0	0	2,500	2,500
Swap Agreements	0	0	0	0	6,190	6,190

	$0	$0	$0	$0	$8,941	$8,941

Over the counter
Written Options	$0	$0	$0	$0	$1,387	$1,387
Swap Agreements	0	11,827	0	0	0	11,827

	$0	$11,827	$0	$0	$1,387	$13,214

	$0	$11,827	$0	$0	$10,328	$22,155

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$147	$147
Futures	0	0	0	0	15,127	15,127
Swap Agreements	0	0	0	0	(15,827)	(15,827)

	$0	$0	$0	$0	$(553)	$(553)

Over the counter
Purchased Options	$0	$0	$0	$0	$244	$244
Written Options	0	0	0	0	1,762	1,762
Swap Agreements	0	5,614	0	0	(3)	5,611

	$0	$5,614	$0	$0	$2,003	$7,617

	$0	$5,614	$0	$0	$1,450	$7,064

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(111)	$(111)
Futures	0	0	0	0	(17,002)	(17,002)
Swap Agreements	0	0	0	0	54,622	54,622

	$0	$0	$0	$0	$37,509	$37,509

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,941)	$(1,941)
Written Options	0	0	0	0	10,873	10,873
Swap Agreements	0	(15,548)	0	0	(84)	(15,632)

	$0	$(15,548)	$0	$0	$8,848	$(6,700)

	$0	$(15,548)	$0	$0	$46,357	$30,809

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,663	$0	$17,663
Industrials	0	2,969	0	2,969
U.S. Government Agencies	0	1,391,705	0	1,391,705
U.S. Treasury Obligations	0	99,603	0	99,603
Non-Agency Mortgage-Backed Securities	0	1,241,940	0	1,241,940
Asset-Backed Securities	0	2,588,701	0	2,588,701
Short-Term Instruments
Repurchase Agreements	0	1,498	0	1,498
U.S. Treasury Bills	0	18,655	0	18,655

	$0	$5,362,734	$0	$5,362,734

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$200,572	$0	$0	$200,572

Total Investments	$200,572	$5,362,734	$0	$5,563,306

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$3,144	$0	$3,144
Over the counter	0	1	0	1

	$0	$3,145	$0	$3,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8,941)	0	(8,941)
Over the counter	0	(13,214)	0	(13,214)

	$0	$(22,155)	$0	$(22,155)

Total Financial Derivative Instruments	$0	$(19,010)	$0	$(19,010)

Totals	$200,572	$5,343,724	$0	$5,544,296

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.0%

ARGENTINA 0.5%

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$6,790	$1,969
1.000% due 07/09/2029		413	115

Autonomous City of Buenos Aires
75.227% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	3,770	9

Provincia de Buenos Aires
73.663% due 04/12/2025		61,009	131

Total Argentina (Cost $7,443)			2,224

BRAZIL 3.7%

CORPORATE BONDS & NOTES 2.8%

Banco BTG Pactual SA
4.500% due 01/10/2025		$1,400	1,352

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	4,570

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		5,700	5,635

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		400	377

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (c)(e)		3,151	3

			11,937

SOVEREIGN ISSUES 0.9%

Banco Nacional de Desenvolvimento Economico e Social
4.750% due 05/09/2024		200	199

Brazil Government International Bond
2.875% due 06/06/2025		500	480
4.250% due 01/07/2025		2,300	2,282
6.000% due 04/07/2026		200	208

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2023 (c)	BRL	2,700	500

			3,669

Total Brazil (Cost $16,608)			15,606

CAYMAN ISLANDS 2.2%

CORPORATE BONDS & NOTES 2.2%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		$8,099	4,503

QNB Finance Ltd.
1.125% due 06/17/2024		2,300	2,182
3.500% due 03/28/2024		2,800	2,755

Total Cayman Islands (Cost $10,936)			9,440

CHILE 3.6%

CORPORATE BONDS & NOTES 0.7%

Banco del Estado de Chile
2.704% due 01/09/2025		$800	761

Banco Santander Chile
2.700% due 01/10/2025		700	670

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030		500	464
4.700% due 05/07/2050		1,000	879

			2,774

SOVEREIGN ISSUES 2.9%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	7,315
3.100% due 01/22/2061		$500	327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.340% due 03/07/2042	$5,000	$4,431

		12,073

Total Chile (Cost $16,143)		14,847

COLOMBIA 4.4%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol SA
5.375% due 06/26/2026	$560	535

SOVEREIGN ISSUES 4.3%

Colombia Government International Bond
3.125% due 04/15/2031	200	153
3.875% due 04/25/2027	19,800	18,019

		18,172

Total Colombia (Cost $18,730)		18,707

DOMINICAN REPUBLIC 1.1%

SOVEREIGN ISSUES 1.1%

Dominican Republic International Bond
4.875% due 09/23/2032	$2,500	2,129
5.500% due 01/27/2025	2,000	1,980
5.950% due 01/25/2027	200	198
6.875% due 01/29/2026	400	407

Total Dominican Republic (Cost $5,367)		4,714

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039	$904	634

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	1,000	834

Total India (Cost $1,955)		1,468

INDONESIA 5.2%

CORPORATE BONDS & NOTES 2.6%

Pelabuhan Indonesia Persero PT
4.250% due 05/05/2025	$2,000	1,951
4.500% due 05/02/2023	8,000	7,995

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025	1,000	952

		10,898

SOVEREIGN ISSUES 2.6%

Indonesia Government International Bond
3.500% due 02/14/2050	2,000	1,541
4.750% due 07/18/2047	755	710
5.125% due 01/15/2045	1,865	1,838
5.250% due 01/17/2042	500	490
5.250% due 01/08/2047	1,249	1,248
5.950% due 01/08/2046	918	987
6.750% due 01/15/2044	2,400	2,813
7.750% due 01/17/2038	1,025	1,294

		10,921

Total Indonesia (Cost $24,093)		21,819

ISRAEL 2.0%

SOVEREIGN ISSUES 2.0%

Israel Government International Bond
3.375% due 01/15/2050	$5,400	4,148
3.875% due 07/03/2050	5,000	4,188

Total Israel (Cost $11,754)		8,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IVORY COAST 0.9%

SOVEREIGN ISSUES 0.9%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	2,300	$2,053
5.875% due 10/17/2031		2,000	1,787

Total Ivory Coast (Cost $4,713)			3,840

MALAYSIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,300	2,148
4.550% due 04/21/2050		500	464
4.800% due 04/21/2060		200	191

Petronas Energy Canada Ltd.
2.112% due 03/23/2028		500	452

Total Malaysia (Cost $3,578)			3,255

MAURITIUS 1.1%

CORPORATE BONDS & NOTES 1.1%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$3,000	2,887
5.950% due 07/29/2026		2,000	1,883

Total Mauritius (Cost $5,069)			4,770

MEXICO 3.2%

CORPORATE BONDS & NOTES 1.0%

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.125% due 06/06/2024		$2,000	1,960

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032		2,000	1,559

Petroleos Mexicanos
6.700% due 02/16/2032		498	397
7.690% due 01/23/2050		500	353

			4,269

SOVEREIGN ISSUES 2.2%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	294
4.750% due 04/27/2032		$3,000	2,888
5.000% due 04/27/2051		7,300	6,281

			9,463

Total Mexico (Cost $16,286)			13,732

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
4.950% due 04/28/2031		$1,000	972

Total Paraguay (Cost $1,141)			972

PERU 2.0%

SOVEREIGN ISSUES 2.0%

Peru Government International Bond
2.392% due 01/23/2026		$1,000	944
2.783% due 01/23/2031		1,000	856
5.400% due 08/12/2034	PEN	13,300	2,976
5.625% due 11/18/2050		$2,680	2,708
6.350% due 08/12/2028	PEN	3,500	908

Total Peru (Cost $11,019)			8,392

QATAR 4.8%

SOVEREIGN ISSUES 4.8%

Qatar Government International Bond
3.375% due 03/14/2024		$2,400	2,367

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 04/16/2025		$3,200	$3,133
3.750% due 04/16/2030		4,800	4,699
4.000% due 03/14/2029		3,200	3,184
4.400% due 04/16/2050		2,000	1,856
4.500% due 04/23/2028		2,000	2,034
4.817% due 03/14/2049		1,200	1,179
5.103% due 04/23/2048		2,000	2,037

Total Qatar (Cost $21,368)			20,489

SAUDI ARABIA 3.2%

SOVEREIGN ISSUES 3.2%

Saudi Government International Bond
3.250% due 10/26/2026		$400	386
4.000% due 04/17/2025		1,000	992
4.750% due 01/18/2028		5,000	5,065
4.875% due 07/18/2033		5,000	5,055
5.000% due 01/18/2053		2,000	1,863

Total Saudi Arabia (Cost $13,260)			13,361

SERBIA 3.7%

SOVEREIGN ISSUES 3.7%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	3,000	2,517
1.500% due 06/26/2029		5,400	4,479
1.650% due 03/03/2033		150	108
2.050% due 09/23/2036		2,500	1,644
3.125% due 05/15/2027		6,900	6,766

Total Serbia (Cost $21,341)			15,514

SOUTH AFRICA 10.9%

SOVEREIGN ISSUES 10.9%

South Africa Government International Bond
4.875% due 04/14/2026		$200	194
5.750% due 09/30/2049		400	295
10.500% due 12/21/2026	ZAR	760,400	45,477

Total South Africa (Cost $53,033)			45,966

UNITED ARAB EMIRATES 2.3%

SOVEREIGN ISSUES 2.3%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		$2,100	1,773
2.700% due 09/02/2070		4,500	2,824
3.125% due 04/16/2030		4,900	4,621
3.875% due 04/16/2050		793	676

Total United Arab Emirates (Cost $12,654)			9,894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.5%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
5.445% due 03/25/2037 •	$185	$76

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	210	61

		137

CORPORATE BONDS & NOTES 2.4%

DAE Funding LLC
1.625% due 02/15/2024	3,000	2,871

Rio Oil Finance Trust
8.200% due 04/06/2028	497	502
9.250% due 07/06/2024	2,885	2,921
9.750% due 01/06/2027	3,743	3,879

		10,173

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
3.903% due 02/25/2036 ^~	4	4

Chase Mortgage Finance Trust
3.713% due 03/25/2037 ^~	14	12

Citigroup Mortgage Loan Trust
3.748% due 07/25/2046 ^~	9	8
4.322% due 03/25/2034 ~	2	2

Countrywide Home Loan Mortgage Pass-Through Trust
2.957% due 10/20/2035 ~	2	2
3.631% due 09/25/2047 ^~	5	5

HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~	1	1

Luminent Mortgage Trust
5.205% due 12/25/2036 ^•	7	6

MASTR Adjustable Rate Mortgages Trust
5.325% due 05/25/2037 •	89	38

Merrill Lynch Alternative Note Asset Trust
3.593% due 06/25/2037 ^~	89	51
5.445% due 03/25/2037 •	223	63

Merrill Lynch Mortgage-Backed Securities Trust
3.675% due 04/25/2037 ^~	19	16

Morgan Stanley Mortgage Loan Trust
5.008% due 06/25/2036 ~	3	3

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~	7	4

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~	11	10
3.162% due 01/25/2037 ^~	17	15
3.348% due 05/25/2037 ^~	23	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.489% due 12/25/2036 ^~	$35	$30
3.518% due 12/25/2036 ^~	11	9
3.754% due 09/25/2036 ^~	16	14

		311

Total United States (Cost $11,201)		10,621

SHORT-TERM INSTRUMENTS 64.3%

REPURCHASE AGREEMENTS (f) 60.3%
		255,400

SHORT-TERM NOTES 1.9%

Federal Home Loan Bank
4.860% due 05/04/2023 •(d)	$8,100	8,100

U.S. TREASURY BILLS 2.1%
4.436% due 04/06/2023 - 05/09/2023 (b)(c)(i)	8,973	8,950

Total Short-Term Instruments (Cost $272,451)		272,450

Total Investments in Securities (Cost $560,143)		520,417

	SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	1,325,592	12,887

Total Short-Term Instruments (Cost $12,982)		12,887

Total Investments in Affiliates (Cost $12,982)		12,887

Total Investments 126.0% (Cost $573,125)		$533,304

Financial Derivative Instruments (g)(h) (0.7)% (Cost or Premiums, net $(2,954))		(2,838)

Other Assets and Liabilities, net (25.3)%		(107,230)

Net Assets 100.0%		$423,236

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$117,600	U.S. Treasury Notes 0.375% due 07/31/2027	$(120,141)	$117,600	$117,600
FICC	4.830	03/31/2023	04/03/2023	20,800	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(21,216)	20,800	20,809
JPS	4.960	03/31/2023	04/03/2023	117,000	U.S. Treasury Notes 2.625% due 04/15/2025	(119,651)	117,000	117,048

Total Repurchase Agreements						$(261,008)	$255,400	$255,457

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$117,600	$0	$0	$117,600	$(120,141)	$(2,541)
FICC	20,809	0	0	20,809	(21,216)	(407)
JPS	117,048	0	0	117,048	(119,651)	(2,603)

Total Borrowings and Other Financing Transactions	$255,457	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	10.665%	Maturity	01/02/2024	BRL 81,600	$0	$(577)	$(577)	$0	$(4)
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024	312,600	0	(2,115)	(2,115)	0	(16)
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024	62,700	0	(409)	(409)	0	(3)
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024	178,800	0	(1,056)	(1,056)	0	(9)
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024	120,000	0	(669)	(669)	0	(6)
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2024	3,900	0	(21)	(21)	0	0
Pay	1-Year BRL-CDI	10.838	Maturity	01/02/2025	30,900	0	(199)	(199)	0	(6)
Pay	1-Year BRL-CDI	11.023	Maturity	01/02/2025	82,800	0	(464)	(464)	0	(15)
Pay	1-Year BRL-CDI	11.092	Maturity	01/02/2025	93,300	0	(493)	(493)	0	(16)
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025	90,800	0	(431)	(431)	0	(16)
Pay	1-Year BRL-CDI	12.235	Maturity	01/02/2025	290,000	0	(263)	(263)	0	(48)
Pay	1-Year BRL-CDI	12.400	Maturity	01/02/2025	40,000	0	(12)	(12)	0	(6)
Pay	1-Year BRL-CDI	12.628	Maturity	01/02/2025	85,000	0	53	53	0	(14)
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027	32,100	0	(405)	(405)	2	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027	132,400	0	(1,595)	(1,595)	6	0
Pay	1-Year BRL-CDI	12.165	Maturity	01/04/2027	30,000	0	(13)	(13)	1	0
Pay	1-Year BRL-CDI	12.316	Maturity	01/04/2027	101,000	0	40	40	3	0

Total Swap Agreements						$0	$(8,629)	$(8,629)	$12	$(159)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$0	$0	$(159)	$(159)

Cash of $5,862 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	1,080		$160	$3	$0
	04/2023	PEN	34,000		9,017	0	(15)
	05/2023		$18,576	PEN	70,721	177	0

BPS	04/2023	KRW	23,413		$18	0	0
	04/2023	MXN	219,217		12,049	0	(78)
	04/2023	ZAR	163,925		9,024	0	(172)
	06/2023	IDR	1,594,112		103	0	(3)
	06/2023	TWD	794,723		26,053	0	(182)
	06/2023		$43,698	IDR	668,732,787	967	0
	06/2023		18	KRW	23,311	0	0
	06/2023		12,050	MXN	222,290	80	0

BRC	05/2023	ZAR	100,724		$5,460	0	(177)
	06/2023		$316	PEN	1,203	2	0

BSH	04/2023	BRL	2,500		$492	0	(1)
	04/2023		$484	BRL	2,500	10	0
	10/2023	BRL	2,700		$507	0	(8)

CBK	04/2023		157,150		30,933	0	(73)
	04/2023	INR	5,682		69	0	0
	04/2023	PEN	47,782		11,902	0	(788)
	04/2023		$30,487	BRL	157,150	519	0
	04/2023		1,101	CLP	959,066	103	0
	04/2023		15,090	PEN	59,800	790	0
	05/2023	ILS	14,843		$4,384	254	0
	05/2023	ZAR	6,274		341	0	(10)
	06/2023	TWD	465		15	0	0
	06/2023		$3,516	IDR	52,723,558	7	0
	06/2023		6,243	PEN	24,114	137	(5)
	07/2023		2,758		10,715	73	0
	08/2023	PEN	80,097		$20,505	0	(614)

DUB	04/2023	BRL	58,976		11,061	0	(575)
	04/2023		$11,608	BRL	58,976	27	0
	04/2023		26,729	EUR	24,699	57	0
	04/2023		7,840	PEN	29,805	77	0
	04/2023	ZAR	34,651		$1,900	0	(44)
	05/2023	EUR	24,699		26,772	0	(56)
	05/2023	ZAR	70,846		3,799	0	(165)
	06/2023		$11,061	BRL	59,597	574	0

GLM	05/2023	PEN	52,650		$13,010	0	(954)
	05/2023		$543	PEN	2,162	30	0
	05/2023	ZAR	185,785		$11,067	683	(15)
	06/2023	TWD	587,854		19,282	0	(121)

JPM	04/2023	BRL	2,500		455	0	(38)
	04/2023		$492	BRL	2,500	1	0
	05/2023	ZAR	99,938		$5,389	0	(202)

MBC	04/2023		$259	EUR	241	2	0
	05/2023	CNH	156,658		$23,343	485	0
	05/2023	ZAR	18,433		985	0	(46)

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2023	BRL	98,645		19,102	$0	$(361)
	04/2023		$19,417	BRL	98,644	46	0
	04/2023		39	KRW	48,014	0	(2)
	05/2023		4,400	ILS	14,970	0	(234)
	05/2023	ZAR	122,176		$6,672	0	(165)

RBC	04/2023		$10,534	MXN	218,364	1,546	0
	05/2023	MXN	204,510		$10,804	0	(456)
	06/2023		$63	MXN	1,179	2	0
	07/2023	MXN	950		$49	0	(2)

SCX	04/2023	INR	13,911		170	0	0
	04/2023		$75	KRW	92,881	0	(4)
	04/2023		47,460	THB	1,543,162	0	(2,270)
	06/2023	TWD	38,951		$1,278	0	(8)

UAG	04/2023	EUR	24,940		26,479	0	(568)
	05/2023		$21,822	CNH	151,224	244	0

Total Forward Foreign Currency Contracts						$6,896	$(8,412)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Chile Government International Bond	1.000%	Quarterly	12/20/2025	0.542%	$	6,000	$142	$(69)	$73	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		400	(18)	2	0	(16)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		2,800	(134)	(7)	0	(141)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		700	(62)	16	0	(46)

BRC	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.333		5,000	16	26	42	0
	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.542		5,700	136	(66)	70	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		2,110	(100)	18	0	(82)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		2,300	(116)	27	0	(89)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		3,500	(312)	81	0	(231)

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.566		1,200	(27)	16	0	(11)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		24,400	(1,356)	1,395	39	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		4,500	(401)	104	0	(297)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.168		12,700	(561)	67	0	(494)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.828		5,000	(161)	169	8	0

Total Swap Agreements								$(2,954)	$1,779	$232	$(1,407)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$180	$0	$73	$253	$(15)	$0	$(16)	$(31)	$222	$(234)	$(12)
BPS	1,047	0	0	1,047	(435)	0	(187)	(622)	425	0	425
BRC	2	0	112	114	(177)	0	(82)	(259)	(145)	0	(145)
BSH	10	0	0	10	(9)	0	0	(9)	1	0	1
CBK	1,883	0	0	1,883	(1,490)	0	(89)	(1,579)	304	39	343
DUB	735	0	0	735	(840)	0	0	(840)	(105)	0	(105)
GLM	713	0	0	713	(1,090)	0	0	(1,090)	(377)	412	35
GST	0	0	0	0	0	0	(231)	(231)	(231)	251	20
JPM	1	0	39	40	(240)	0	(11)	(251)	(211)	62	(149)
MBC	487	0	0	487	(46)	0	0	(46)	441	(260)	181
MYC	0	0	0	0	0	0	(791)	(791)	(791)	810	19
MYI	46	0	0	46	(762)	0	0	(762)	(716)	322	(394)
NGF	0	0	8	8	0	0	0	0	8	0	8
RBC	1,548	0	0	1,548	(458)	0	0	(458)	1,090	(900)	190
SCX	0	0	0	0	(2,282)	0	0	(2,282)	(2,282)	2,268	(14)
UAG	244	0	0	244	(568)	0	0	(568)	(324)	301	(23)

Total Over the Counter	$6,896	$0	$232	$7,128	$(8,412)	$0	$(1,407)	$(9,819)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

(i)

Securities with an aggregate market value of $4,465 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,896	$0	$6,896
Swap Agreements	0	232	0	0	0	232

	$0	$232	$0	$6,896	$0	$7,128

	$0	$232	$0	$6,896	$12	$7,140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$159	$159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,412	$0	$8,412
Swap Agreements	0	1,407	0	0	0	1,407

	$0	$1,407	$0	$8,412	$0	$9,819

	$0	$1,407	$0	$8,412	$159	$9,978

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1)	$(1)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,443	$0	$3,443
Written Options	0	0	0	3,854	0	3,854
Swap Agreements	0	961	0	0	0	961

	$0	$961	$0	$7,297	$0	$8,258

	$0	$961	$0	$7,297	$(1)	$8,257

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(5,272)	$(5,272)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,837	$0	$9,837
Swap Agreements	0	(577)	0	0	0	(577)

	$0	$(577)	$0	$9,837	$0	$9,260

	$0	$(577)	$0	$9,837	$(5,272)	$3,988

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,224	$0	$2,224
Brazil
Corporate Bonds & Notes	0	11,937	0	11,937
Sovereign Issues	0	3,669	0	3,669
Cayman Islands
Corporate Bonds & Notes	0	9,440	0	9,440
Chile
Corporate Bonds & Notes	0	2,774	0	2,774
Sovereign Issues	0	12,073	0	12,073
Colombia
Corporate Bonds & Notes	0	535	0	535
Sovereign Issues	0	18,172	0	18,172
Dominican Republic
Sovereign Issues	0	4,714	0	4,714
India
Corporate Bonds & Notes	0	1,468	0	1,468
Indonesia
Corporate Bonds & Notes	0	10,898	0	10,898
Sovereign Issues	0	10,921	0	10,921
Israel
Sovereign Issues	0	8,336	0	8,336
Ivory Coast
Sovereign Issues	0	3,840	0	3,840
Malaysia
Corporate Bonds & Notes	0	3,255	0	3,255
Mauritius
Corporate Bonds & Notes	0	4,770	0	4,770
Mexico
Corporate Bonds & Notes	0	4,269	0	4,269
Sovereign Issues	0	9,463	0	9,463
Paraguay
Sovereign Issues	0	972	0	972
Peru
Sovereign Issues	0	8,392	0	8,392
Qatar
Sovereign Issues	0	20,489	0	20,489
Saudi Arabia
Sovereign Issues	0	13,361	0	13,361

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Serbia
Sovereign Issues	$0	$15,514	$0	$15,514
South Africa
Sovereign Issues	0	45,966	0	45,966
United Arab Emirates
Sovereign Issues	0	9,894	0	9,894
United States
Asset-Backed Securities	0	137	0	137
Corporate Bonds & Notes	0	10,173	0	10,173
Non-Agency Mortgage-Backed Securities	0	311	0	311
Short-Term Instruments
Repurchase Agreements	0	255,400	0	255,400
Short-Term Notes	0	8,100	0	8,100
U.S. Treasury Bills	0	8,950	0	8,950

	$0	$520,417	$0	$520,417

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,887	$0	$0	$12,887

Total Investments	$12,887	$520,417	$0	$533,304

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	12	0	12
Over the counter	0	7,128	0	7,128

	$0	$7,140	$0	$7,140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(159)	0	(159)
Over the counter	0	(9,819)	0	(9,819)

	$0	$(9,978)	$0	$(9,978)

Total Financial Derivative Instruments	$0	$(2,838)	$0	$(2,838)

Totals	$12,887	$517,579	$0	$530,466

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.5%

Adient U.S. LLC
8.090% (LIBOR01M + 3.250%) due 04/10/2028 ~		$379	$379

AmWINS Group, Inc.
7.657% due 02/19/2028		100	99

Cerba Healthcare SAS
6.405% (EUR003M + 3.500%) due 02/15/2029 ~	EUR	2,200	2,234

CQP Holdco LP
8.659% (LIBOR03M + 3.500%) due 06/05/2028 ~		$6,782	6,741

Envision Healthcare Corp.
12.701% due 04/29/2027		1,438	1,424
16.326% due 04/28/2028		2,773	2,064

Intelsat Jackson Holdings SA
9.082% due 02/01/2029		476	472

Medline Borrower LP
8.090% (LIBOR01M + 3.250%) due 10/23/2028 ~		593	579

MPH Acquisition Holdings LLC
9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		1,522	1,308

Redstone Holdco 2 LP
9.568% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,776	1,404

RegionalCare Hospital Partners Holdings, Inc.
8.575% (LIBOR03M + 3.750%) due 11/16/2025 ~		1,182	1,129

Viad Corp.
9.922% due 07/30/2028		1,781	1,706

Total Loan Participations and Assignments (Cost $23,304)			19,539

CORPORATE BONDS & NOTES 67.2%

BANKING & FINANCE 22.4%

Armor Holdco, Inc.
8.500% due 11/15/2029		1,000	815

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	200	207
8.500% due 09/10/2030 •		13,400	13,049

Brookfield Property REIT, Inc.
4.500% due 04/01/2027		$2,500	2,010

Country Garden Holdings Co. Ltd.
3.125% due 10/22/2025		600	348
3.875% due 10/22/2030		400	186

Credit Suisse Group AG
6.537% due 08/12/2033 •		500	515
7.750% due 03/01/2029 •	EUR	200	238

Curo Group Holdings Corp.
7.500% due 08/01/2028		$1,500	600

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		925	829

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		13	13

Enact Holdings, Inc.
6.500% due 08/15/2025		550	537

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,150	1,051
6.500% due 10/01/2025		344	345

Freedom Mortgage Corp.
6.625% due 01/15/2027		4,500	3,467
8.250% due 04/15/2025		1,644	1,520

Huarong Finance Co. Ltd.
4.950% due 11/07/2047		400	242

Jane Street Group
4.500% due 11/15/2029		1,350	1,210

KWG Group Holdings Ltd.
5.875% due 11/10/2024		1,000	286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		$400	$308
5.500% due 08/15/2028		1,975	1,696

Navient Corp.
5.625% due 08/01/2033		2,300	1,709

Park Intermediate Holdings LLC
7.500% due 06/01/2025		1,325	1,331

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		500	396

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		1,000	239

Provident Funding Associates LP
6.375% due 06/15/2025		2,653	2,356

Starwood Property Trust, Inc.
3.625% due 07/15/2026		400	333
4.375% due 01/15/2027		800	662

Sunac China Holdings Ltd.
5.950% due 04/26/2024 ^(b)		1,500	365
7.000% due 07/09/2025 ^(b)		4,700	1,132

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		293	231

			38,226

INDUSTRIALS 42.2%

ADT Security Corp.
4.125% due 08/01/2029		500	446

Allison Transmission, Inc.
3.750% due 01/30/2031		600	512

Altice France SA
5.500% due 10/15/2029		2,700	2,067

American Airlines Pass-Through Trust
3.375% due 11/01/2028		63	54

American Airlines, Inc.
5.500% due 04/20/2026		500	493

Bausch Health Cos., Inc.
11.000% due 09/30/2028		544	403
14.000% due 10/15/2030		108	61

BC Ltd.
9.000% due 01/30/2028		306	304

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,200	1,098

Bombardier, Inc.
7.125% due 06/15/2026		300	301

CCO Holdings LLC
4.250% due 01/15/2034		850	666
4.750% due 02/01/2032		500	420

Cheplapharm Arzneimittel GmbH
3.500% due 02/11/2027	EUR	2,300	2,307

Chobani LLC
7.500% due 04/15/2025		$800	781

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029		1,300	1,151

CNX Resources Corp.
7.250% due 03/14/2027		111	111

CommScope Technologies LLC
5.000% due 03/15/2027		1,200	879

CommScope, Inc.
8.250% due 03/01/2027		200	164

Community Health Systems, Inc.
5.250% due 05/15/2030		1,200	942
5.625% due 03/15/2027		1,200	1,055
6.000% due 01/15/2029		800	677
6.125% due 04/01/2030		3,200	1,931

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		1,022	1,017

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (a)		2,583	1,529

DaVita, Inc.
4.625% due 06/01/2030		2,950	2,521

Deluxe Corp.
8.000% due 06/01/2029		850	622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Sports Group LLC
5.375% due 08/15/2026 ^(b)		$500	$28

DISH Network Corp.
11.750% due 11/15/2027		1,500	1,457

Dufry One BV
2.000% due 02/15/2027	EUR	1,500	1,409

Endo Dac
5.875% due 10/15/2024 ^(b)		$2,200	1,643

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029 ^(b)		1,600	1,185

Ford Motor Co.
4.750% due 01/15/2043		800	615

Frontier Communications Holdings LLC
5.000% due 05/01/2028		400	347
6.000% due 01/15/2030		1,000	762
8.750% due 05/15/2030		1,200	1,196

Full House Resorts, Inc.
8.250% due 02/15/2028		1,800	1,640

Garda World Security Corp.
6.000% due 06/01/2029		3,200	2,548

GFL Environmental, Inc.
3.500% due 09/01/2028		550	498

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	1,200	1,184

Helios Software Holdings, Inc.
4.625% due 05/01/2028		$2,200	1,790

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		800	676

Hudbay Minerals, Inc.
6.125% due 04/01/2029		1,550	1,466

iHeartCommunications, Inc.
6.375% due 05/01/2026		305	269
8.375% due 05/01/2027		1,733	1,263

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)		300	268

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		1,898	1,745

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028		1,150	970

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		200	175

Level 3 Financing, Inc.
3.625% due 01/15/2029		2,500	1,385
4.250% due 07/01/2028		925	523

Medline Borrower LP
3.875% due 04/01/2029		500	434

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,700	1,393
5.750% due 07/21/2028		600	520

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		400	318

Newell Brands, Inc.
6.375% due 09/15/2027		1,600	1,616

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 ^(b)		2,607	1,942

Pediatrix Medical Group, Inc.
5.375% due 02/15/2030		1,550	1,405

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(b)		1,250	56
5.500% due 04/12/2037 ^(b)		1,250	52

PetSmart, Inc.
7.750% due 02/15/2029		1,000	983

Prime Security Services Borrower LLC
3.375% due 08/31/2027		450	404

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		500	192

Radiate Holdco LLC
4.500% due 09/15/2026		1,275	999

Rand Parent LLC
8.500% due 02/15/2030		1,000	941

Sabre Global, Inc.
9.250% due 04/15/2025		3,050	2,876
11.250% due 12/15/2027		220	205

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
9.375% due 11/30/2029		$100	$109

Stagwell Global LLC
5.625% due 08/15/2029		400	351

Standard Industries, Inc.
3.375% due 01/15/2031		1,200	966
4.375% due 07/15/2030		1,600	1,394

Studio City Finance Ltd.
5.000% due 01/15/2029		800	615

Tempo Acquisition LLC
5.750% due 06/01/2025		700	695

Tenet Healthcare Corp.
6.125% due 10/01/2028		1,700	1,631
6.125% due 06/15/2030		800	790

Travel & Leisure Co.
6.000% due 04/01/2027		600	596

U.S. Renal Care, Inc.
10.625% due 07/15/2027		900	238

WMG Acquisition Corp.
3.000% due 02/15/2031		850	711

Wynn Macau Ltd.
5.625% due 08/26/2028		1,300	1,107

Yum! Brands, Inc.
4.625% due 01/31/2032		800	745

			71,838

UTILITIES 2.6%

Calpine Corp.
3.750% due 03/01/2031		400	338
5.000% due 02/01/2031		700	593

EP Infrastructure AS
1.698% due 07/30/2026	EUR	1,500	1,367

NSG Holdings LLC
7.750% due 12/15/2025		$520	515

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		1,059	589

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)		891	205

TerraForm Power Operating LLC
5.000% due 01/31/2028		800	761

			4,368

Total Corporate Bonds & Notes (Cost $140,804)			114,432

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%

Lucid Group, Inc.
1.250% due 12/15/2026		2,000	1,137

Total Convertible Bonds & Notes (Cost $1,398)			1,137

MUNICIPAL BONDS & NOTES 0.2%

FLORIDA 0.2%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025		380	373

Total Municipal Bonds & Notes (Cost $378)			373

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Adjustable Rate Mortgage Trust
3.831% due 10/25/2035 ~		57	41

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •		506	152
6.750% due 06/25/2037 ^þ		77	66

Banc of America Funding Trust
3.893% due 03/20/2036 ^~		47	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
4.045% due 01/25/2035 ~	$2	$1

Citigroup Mortgage Loan Trust
6.470% due 11/25/2035 •	28	26

Countrywide Alternative Loan Trust
3.170% due 10/25/2035 ^~	19	15
4.138% due 12/25/2035 •	24	19
5.181% due 03/20/2046 •	21	16
5.205% due 05/25/2047 ~	12	10

Countrywide Home Loan Mortgage Pass-Through Trust
5.485% due 03/25/2035 •	67	60
6.000% due 05/25/2036 ^	42	21

Downey Savings & Loan Association Mortgage Loan Trust
5.261% due 02/19/2045 •	3	3

First Horizon Alternative Mortgage Securities Trust
5.082% due 09/25/2035 ^~	85	72
6.000% due 05/25/2036 ^	43	19

GMAC Mortgage Corp. Loan Trust
3.281% due 04/19/2036 ^~	99	75

GSR Mortgage Loan Trust
3.912% due 11/25/2035 ~	7	7
4.124% due 04/25/2035 ~	1	1

HarborView Mortgage Loan Trust
5.141% due 01/19/2038 •	13	11
5.241% due 03/19/2036 ^•	188	163

IndyMac INDX Mortgage Loan Trust
3.501% due 09/25/2035 ^~	30	24

JP Morgan Mortgage Trust
3.410% due 07/27/2037 ~	131	119
3.757% due 07/25/2035 ~	23	21
6.000% due 08/25/2037 ^	59	33

Residential Accredit Loans, Inc. Trust
5.175% due 03/25/2037 •	259	55
6.109% due 02/25/2036 ^~	123	97

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	51	30

Structured Asset Mortgage Investments Trust
5.285% due 05/25/2036 •	13	10

WaMu Mortgage Pass-Through Certificates Trust
3.187% due 10/25/2036 ^~	57	50
3.884% due 07/25/2037 ^~	64	58
3.908% due 05/25/2047 ~	158	124

Total Non-Agency Mortgage-Backed Securities (Cost $1,620)		1,436

ASSET-BACKED SECURITIES 0.2%

Carrington Mortgage Loan Trust
4.995% due 08/25/2036 •	37	35

Credit-Based Asset Servicing & Securitization Trust
3.130% due 01/25/2037 ^þ	762	234

Morgan Stanley ABS Capital, Inc. Trust
4.985% due 05/25/2037 •	56	49

Option One Mortgage Loan Trust Asset-Backed Certificates
5.820% due 08/25/2033 •	16	17

Total Asset-Backed Securities (Cost $394)		335

SOVEREIGN ISSUES 1.2%

Argentina Government International Bond
3.500% due 07/09/2041 þ	7,113	1,999

Total Sovereign Issues (Cost $3,561)		1,999

	SHARES
COMMON STOCKS 3.3%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (c)	163,228	196

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment, Inc. (c)	19,463	$950

iHeartMedia, Inc. ‘A’ (c)	39,083	152

iHeartMedia, Inc. ‘B’ «(c)	30,332	107

		1,209

ENERGY 0.5%

California Resources Corp.	14,960	576

Constellation Oil ‘B’ «(c)(g)	2,866,681	311

		887

FINANCIALS 0.5%

Hipotecaria Su Casita SA de CV «(c)	78,886	0

Intelsat Emergence SA «(c)(g)	26,087	639

Mr Cooper Group, Inc. (c)	4,374	179

		818

HEALTH CARE 0.8%

NVHL SA ‘A’ «(c)(g)	197,572	132

NVHL SA ‘B’ «(c)(g)	197,572	132

NVHL SA ‘C’ «(c)(g)	197,572	133

NVHL SA ‘D’ «(c)(g)	197,572	133

NVHL SA ‘E’ «(c)(g)	197,572	133

NVHL SA ‘F’ «(c)(g)	197,572	133

NVHL SA ‘G’ «(c)(g)	197,572	133

NVHL SA ‘H’ «(c)(g)	197,572	133

NVHL SA ‘I’ «(c)(g)	197,572	133

NVHL SA ‘J’ «(c)(g)	197,572	133

		1,328

INDUSTRIALS 0.7%

Neiman Marcus Group Ltd. LLC «(c)(g)	7,513	1,161

Voyager Aviation Holdings LLC (c)	136	0

		1,161

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(c)	720,949	0

Total Common Stocks (Cost $13,077)		5,599

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(c)	2,732	17

Total Rights (Cost $0)		17

WARRANTS 0.1%

ENERGY 0.1%

California Resources Corp. - Exp. 10/27/2024	24,765	211

Constellation Oil Class ‘D’ - Exp. 06/10/2071 (g)	3	0

		211

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060	3,454	0

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	2,732	19

		19

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	60,750	$6

Total Warrants (Cost $845)		236

PREFERRED SECURITIES 0.3%

FINANCIALS 0.2%

First Citizens BancShares, Inc.
8.838% (US0003M + 3.972%) due 01/04/2027 ~(f)	350,000	329

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «	814	189

Total Preferred Securities (Cost $617)		518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (h) 2.0%
		3,450

U.S. TREASURY BILLS 0.3%
4.307% due 05/09/2023 (d)(e)(k)	$564	561

Total Short-Term Instruments (Cost $4,011)		4,011

Total Investments in Securities (Cost $190,009)		149,632

	SHARES
INVESTMENTS IN AFFILIATES 7.8%

COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Xfit Brands, Inc. ^«(c)	68,040,639	41

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	1,368,413	13,304

Total Short-Term Instruments (Cost $17,376)		13,345

Total Investments in Affiliates (Cost $17,376)		13,345

Total Investments 95.7% (Cost $207,385)		$162,977

Financial Derivative Instruments (i)(j) (0.4)% (Cost or Premiums, net $458)		(697)

Other Assets and Liabilities, net 4.7%		8,069

Net Assets 100.0%		$170,349

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$311	$311	0.17%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Intelsat Emergence SA	09/05/2018	2,449	639	0.38
NVHL SA ‘A’	03/09/2012 - 05/01/2013	0	132	0.08
NVHL SA ‘B’	03/09/2012 - 05/01/2013	0	132	0.08
NVHL SA ‘C’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘D’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘E’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘F’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘G’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘H’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘I’	03/09/2012 - 05/01/2013	0	133	0.08
NVHL SA ‘J’	03/09/2012 - 05/01/2013	0	133	0.08
Neiman Marcus Group Ltd. LLC	09/25/2020	242	1,161	0.67

		$3,002	$3,439	2.02%

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	4.850%	03/23/2023	05/17/2023	$2,803	U.S. Treasury Notes 2.750% due 08/15/2032	$(2,806)	$2,803	$2,807
FICC	2.200	03/31/2023	04/03/2023	647	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(660)	647	647

Total Repurchase Agreements						$(3,466)	$3,450	$3,454

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (1.6)%
U.S. Treasury Notes	2.750%	08/15/2032	$2,970	$(2,781)	$(2,847)

Total Short Sales (1.6)%				$(2,781)	$(2,847)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$2,807	$0	$0	$0	$2,807	$(2,806)	$1
FICC	647	0	0	0	647	(660)	(13)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(2,847)	(2,847)	0	(2,847)

Total Borrowings and Other Financing Transactions	$3,454	$0	$0	$(2,847)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(51) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(46) at a weighted average interest rate of (3.000%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	156	$17,083	$351	$35	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	27	$(3,978)	$(119)	$19	$(18)
Euro-Buxl 30-Year Bond June Futures	06/2023	7	(1,069)	(66)	5	(8)
U.S. Treasury 10-Year Note June Futures	06/2023	145	(16,664)	(463)	0	(50)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	15	(1,817)	(64)	0	(8)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	13	(1,835)	(74)	0	(18)

				$(786)	$24	$(102)

Total Futures Contracts				$(435)	$59	$(102)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-39 5-Year Index	(5.000)%	Quarterly	12/20/2027	$47,700	$3	$(658)	$(655)	$0	$(282)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2030	$43,300	$455	$(7,712)	$(7,257)	$159	$0

Total Swap Agreements						$458	$(8,370)	$(7,912)	$159	$(282)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$59	$159	$218	$0	$(102)	$(282)	$(384)

Cash of $5,781 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2023	EUR	121		$129	$0	$(2)
	04/2023		$111	EUR	102	0	0

CBK	04/2023		614		577	12	0

DUB	04/2023		24,636		22,765	52	0
	05/2023	EUR	22,765		$24,676	0	(52)

JPM	04/2023		$711	EUR	660	5	0

MBC	04/2023	EUR	199		$214	0	(2)
	04/2023		$576	EUR	539	8	0

RYL	04/2023		358		337	8	0

UAG	04/2023	EUR	24,570		$26,086	0	(560)

Total Forward Foreign Currency Contracts						$85	$(616)

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
CBK	12	0	0	12	0	0	0	0	12	0	12
DUB	52	0	0	52	(52)	0	0	(52)	0	0	0
JPM	5	0	0	5	0	0	0	0	5	0	5
MBC	8	0	0	8	(2)	0	0	(2)	6	0	6
RYL	8	0	0	8	0	0	0	0	8	0	8
UAG	0	0	0	0	(560)	0	0	(560)	(560)	561	1

Total Over the Counter	$85	$0	$0	$85	$(616)	$0	$0	$(616)

(k)

Securities with an aggregate market value of $561 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$59	$59
Swap Agreements	0	0	0	0	159	159

	$0	$0	$0	$0	$218	$218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85	$0	$85

	$0	$0	$0	$85	$218	$303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102	$102
Swap Agreements	0	282	0	0	0	282

	$0	$282	$0	$0	$102	$384

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$616	$0	$616

	$0	$282	$0	$616	$102	$1,000

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$235	$235
Swap Agreements	0	(1,769)	0	0	(12,059)	(13,828)

	$0	$(1,769)	$0	$0	$(11,824)	$(13,593)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,684	$0	$5,684

	$0	$(1,769)	$0	$5,684	$(11,824)	$(7,909)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	(298)	0	0	6,131	5,833

	$0	$(298)	$0	$0	$6,187	$5,889

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,062)	$0	$(2,062)

	$0	$(298)	$0	$(2,062)	$6,187	$3,827

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$19,539	$0	$19,539
Corporate Bonds & Notes
Banking & Finance	0	38,226	0	38,226
Industrials	0	70,821	1,017	71,838
Utilities	0	4,368	0	4,368
Convertible Bonds & Notes
Industrials	0	1,137	0	1,137
Municipal Bonds & Notes
Florida	0	373	0	373
Non-Agency Mortgage-Backed Securities	0	1,436	0	1,436
Asset-Backed Securities	0	335	0	335
Sovereign Issues	0	1,999	0	1,999
Common Stocks
Communication Services	196	0	0	196
Consumer Discretionary	1,102	0	107	1,209
Energy	576	0	311	887
Financials	179	0	639	818
Health Care	0	0	1,328	1,328
Industrials	0	0	1,161	1,161
Rights
Financials	0	0	17	17
Warrants
Energy	211	0	0	211
Financials	0	0	19	19
Utilities	6	0	0	6
Preferred Securities
Financials	0	329	0	329
Industrials	0	0	189	189
Short-Term Instruments
Repurchase Agreements	0	3,450	0	3,450
U.S. Treasury Bills	0	561	0	561

	$2,270	$142,574	$4,788	$149,632

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$0	$0	$41	$41
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,304	0	0	13,304

	$13,304	$0	$41	$13,345

Total Investments	$15,574	$142,574	$4,829	$162,977

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(2,847)	$0	$(2,847)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	24	194	0	218
Over the counter	0	85	0	85

	$24	$279	$0	$303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(358)	0	(384)
Over the counter	0	(616)	0	(616)

	$(26)	$(974)	$0	$(1,000)

Total Financial Derivative Instruments	$(2)	$(695)	$0	$(697)

Totals	$15,572	$139,032	$4,829	$159,433

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,058	$0	$(286)	$2	$(27)	$(343)	$0	$(1,404)	$0	$0
Corporate Bonds & Notes
Industrials	0	983	0	9	0	25	0	0	1,017	25
Common Stocks
Consumer Discretionary(2)	516	0	0	0	0	(409)	0	0	107	(411)
Energy	0	311	0	0	0	0	0	0	311	0
Financials	795	0	0	0	0	(156)	0	0	639	(157)
Health Care	49,182	0	(7,170)	0	7,079	(47,763)	0	0	1,328	(40,130)
Industrials	1,165	0	0	0	0	(4)	0	0	1,161	(4)
Real Estate	72	0	0	0	0	(72)	0	0	0	(72)
Rights
Financials	13	0	0	0	0	4	0	0	17	4
Warrants
Financials(3)	13	0	0	0	0	6	0	0	19	6
Preferred Securities
Industrials	1,666	0	(3,656)	0	0	2,179	0	0	189	(58)

	$55,480	$1,294	$(11,112)	$11	$7,052	$(46,533)	$0	$(1,404)	$4,788	$(40,797)

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	0	3,656	0	0	418	(4,033)	0	0	41	(4,033)

Totals	$55,480	$4,950	$(11,112)	$11	$7,470	$(50,566)	$0	$(1,404)	$4,829	$(44,830)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$1,017	Discounted Cash Flow	Discount Rate		14.510	—
Common Stocks
Consumer Discretionary	107	Adjusted Market Price	Adjustment Factor		10.000	—
Energy	311	Comparable Multiple	EBITDA Multiple	X	6.000	—
Financials	639	Indicative Market Quotation	Price	$	22.250	—
Health Care	1,328	Comparable Multiple	EBITDA Multiple	X	9.000	—
Industrials	1,161	Discounted Cash Flow/Comparable Multiple	Discount Rate/Revenue Multiple/EBITDA Multiple	%/X/X	10.000/0.550/6.000	—
Rights
Financials	17	Other Valuation Techniques(4)	—		—	—
Warrants
Financials	19	Other Valuation Techniques(4)	—		—	—
Preferred Securities
Industrials	189	Discounted Cash Flow/Comparable Multiple	Discount Rate/Tbv Multiple	%/X	27.030/0.340	—

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	41	Other Valuation Techniques(4)	—		—	—

Total	$4,829

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Communication Services to Consumer Discretionary since prior fiscal year end.
(3)	Security type updated from Rights to Warrants since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~	$1,576	$1,579

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,933	6,483

Total Loan Participations and Assignments (Cost $8,500)		8,062

CORPORATE BONDS & NOTES 75.8%

BANKING & FINANCE 40.1%

AerCap Ireland Capital DAC
1.750% due 10/29/2024	7,700	7,179
3.650% due 07/21/2027	300	276
4.450% due 04/03/2026	10,275	9,880
4.875% due 01/16/2024	2,500	2,473

Agree LP
2.900% due 10/01/2030	3,400	2,893

AIA Group Ltd.
3.200% due 03/11/2025	540	524
3.900% due 04/06/2028	540	523

Air Lease Corp.
3.000% due 09/15/2023	2,800	2,764

Aircastle Ltd.
2.850% due 01/26/2028	8,600	7,407

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,421
3.450% due 04/30/2025	300	288
3.950% due 01/15/2028	300	284

Ally Financial, Inc.
8.000% due 11/01/2031	6,050	6,358

American Assets Trust LP
3.375% due 02/01/2031	6,900	5,549

American Express Co.
4.420% due 08/03/2033 •	455	435

American Homes 4 Rent LP
4.250% due 02/15/2028	2,000	1,879
4.900% due 02/15/2029	400	386

American International Group, Inc.
3.875% due 01/15/2035	1,000	893

American Tower Corp.
1.300% due 09/15/2025	2,100	1,924
2.700% due 04/15/2031	4,000	3,357
2.750% due 01/15/2027	13,800	12,732
3.950% due 03/15/2029	3,052	2,861

Antares Holdings LP
2.750% due 01/15/2027	6,000	4,894
3.750% due 07/15/2027	6,100	5,164
3.950% due 07/15/2026	5,400	4,691

Arch Capital Group Ltd.
3.635% due 06/30/2050	1,235	925

Ares Capital Corp.
2.875% due 06/15/2027	5,000	4,294

Ares Finance Co. LLC
4.125% due 06/30/2051 •	100	78

Aviation Capital Group LLC
3.500% due 11/01/2027	3,100	2,771
4.125% due 08/01/2025	943	898
4.375% due 01/30/2024	5,527	5,376
4.875% due 10/01/2025	1,500	1,450

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	21,478	18,194
3.950% due 07/01/2024	4,500	4,381
4.250% due 04/15/2026	1,573	1,481
5.250% due 05/15/2024	1,786	1,769

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	14,500	14,173

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	1,700	1,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bangkok Bank PCL
3.466% due 09/23/2036 •(f)	$200	$164

Bank of America Corp.
1.319% due 06/19/2026 •	15,000	13,723
1.486% due 05/19/2024 •	1,950	1,939
1.898% due 07/23/2031 •	3,200	2,568
1.922% due 10/24/2031 •	4,000	3,193
2.299% due 07/21/2032 •	1,200	968
2.572% due 10/20/2032 •	200	164
3.824% due 01/20/2028 •	5,000	4,782
4.571% due 04/27/2033 •	1,800	1,715
5.015% due 07/22/2033 •	900	891
5.775% (US0003M + 0.960%) due 07/23/2024 ~	3,600	3,600

Bank of Ireland Group PLC
6.253% due 09/16/2026 •	3,300	3,284

Bank of New York Mellon Corp.
4.543% due 02/01/2029 •	5,500	5,454

Bank of Nova Scotia
5.043% (SOFRRATE + 0.380%) due 07/31/2024 ~	7,000	6,943

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	1,480	1,418

Barclays PLC
2.645% due 06/24/2031 •	14,600	11,745
4.338% due 05/16/2024 •	700	698
4.375% due 01/12/2026	5,500	5,314
5.088% due 06/20/2030 •	2,800	2,593
5.200% due 05/12/2026	1,300	1,246
6.252% (US0003M + 1.380%) due 05/16/2024 ~	26,243	26,154

BGC Partners, Inc.
4.375% due 12/15/2025	6,200	5,903
5.375% due 07/24/2023	11,500	11,467

Blackstone Holdings Finance Co. LLC
1.600% due 03/30/2031	800	604
1.625% due 08/05/2028	7,200	5,990
2.500% due 01/10/2030	1,200	1,002

Blackstone Private Credit Fund
2.350% due 11/22/2024	4,100	3,815

Blue Owl Finance LLC
3.125% due 06/10/2031	100	75
4.125% due 10/07/2051	2,300	1,444

BNP Paribas SA
2.219% due 06/09/2026 •	14,400	13,236
2.591% due 01/20/2028 •	5,000	4,495
4.705% due 01/10/2025 •	14,800	14,636
6.625% due 03/25/2024 •(e)(f)	5,250	4,956

BPCE SA
4.500% due 03/15/2025	3,700	3,569
4.625% due 07/11/2024	3,000	2,928

Brandywine Operating Partnership LP
3.950% due 11/15/2027	100	77

Brookfield Finance, Inc.
3.900% due 01/25/2028	2,300	2,142

Canadian Imperial Bank of Commerce
5.212% (SOFRRATE + 0.400%) due 12/14/2023 ~	12,290	12,258

Cantor Fitzgerald LP
4.500% due 04/14/2027	700	654

Carlyle Finance LLC
5.650% due 09/15/2048	150	141

CI Financial Corp.
3.200% due 12/17/2030	2,100	1,620
4.100% due 06/15/2051	1,500	910

Citibank NA
3.650% due 01/23/2024	500	493

Citigroup, Inc.
3.057% due 01/25/2033 •(g)	5,000	4,235
3.668% due 07/24/2028 •	9	9
5.977% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,000
6.270% due 11/17/2033 •(g)	4,600	4,979

Citizens Bank NA
2.250% due 04/28/2025	1,000	897
3.750% due 02/18/2026	1,170	1,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CK Hutchison International Ltd.
3.250% due 04/11/2024	$600	$591

Cooperatieve Rabobank UA
5.564% due 02/28/2029 •	1,000	1,008

Corporate Office Properties LP
2.250% due 03/15/2026	5,600	4,949

Credit Agricole SA
4.125% due 01/10/2027	9,800	9,341

Credit Suisse AG
3.625% due 09/09/2024	2,600	2,477
6.500% due 08/08/2023 (f)	30,688	29,499
7.500% due 02/15/2028	20,100	21,356

Credit Suisse Group AG
2.593% due 09/11/2025 •	13,300	12,352
3.091% due 05/14/2032 •	11,600	9,355
3.750% due 03/26/2025	13,650	12,592
3.869% due 01/12/2029 •	2,200	1,964
4.207% due 06/12/2024 •	1,600	1,554
4.550% due 04/17/2026	600	554
6.394% (US0003M + 1.240%) due 06/12/2024 ~	1,000	975
6.442% due 08/11/2028 •	2,900	2,883
6.537% due 08/12/2033 •	550	566

Crown Castle, Inc.
2.100% due 04/01/2031	200	164

CubeSmart LP
3.000% due 02/15/2030	2,100	1,823
3.125% due 09/01/2026	2,600	2,465
4.000% due 11/15/2025	2,183	2,137
4.375% due 02/15/2029	7,650	7,310

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	7,900	7,591

Deutsche Bank AG
2.222% due 09/18/2024 •	55,100	53,591
3.547% due 09/18/2031 •	2,100	1,724
3.961% due 11/26/2025 •	1,800	1,704
7.079% due 02/10/2034 •	1,400	1,300

Discover Bank
4.200% due 08/08/2023	4,460	4,420

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	5,200	4,392

EPR Properties
3.600% due 11/15/2031	200	150
3.750% due 08/15/2029	2,000	1,535
4.500% due 04/01/2025	3,500	3,382
4.500% due 06/01/2027	300	249
4.750% due 12/15/2026	8,200	7,154
4.950% due 04/15/2028	700	585

Equitable Financial Life Global Funding
1.800% due 03/08/2028	7,000	5,903

Essex Portfolio LP
3.000% due 01/15/2030	4,200	3,663
3.375% due 04/15/2026	820	783
3.875% due 05/01/2024	2,890	2,851

Extra Space Storage LP
2.350% due 03/15/2032	1,600	1,259

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	4,058
5.625% due 08/16/2032	1,000	984

Federal Realty Investment Trust
3.500% due 06/01/2030	1,693	1,496

Fidelity National Financial, Inc.
2.450% due 03/15/2031	900	722

First American Financial Corp.
2.400% due 08/15/2031	2,268	1,756

FMR LLC
4.950% due 02/01/2033	1,600	1,520
5.150% due 02/01/2043	300	275

Ford Motor Credit Co. LLC
5.584% due 03/18/2024	13,300	13,184

FS KKR Capital Corp.
1.650% due 10/12/2024	7,100	6,535
2.625% due 01/15/2027	100	84

GA Global Funding Trust
1.625% due 01/15/2026	1,500	1,364
3.850% due 04/11/2025	2,000	1,938

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Atlantic Fin Co.
4.400% due 10/15/2029	$200	$177

GLP Capital LP
3.350% due 09/01/2024	2,380	2,268
4.000% due 01/15/2030	2,700	2,398
4.000% due 01/15/2031	6,200	5,324
5.300% due 01/15/2029	2,800	2,674
5.375% due 04/15/2026	100	97
5.750% due 06/01/2028	1,200	1,172

Goldman Sachs Group, Inc.
3.800% due 03/15/2030	100	93
6.034% (US0003M + 1.170%) due 05/15/2026 ~	5,000	4,962
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~	600	601

Golub Capital BDC, Inc.
2.050% due 02/15/2027	3,400	2,789

Goodman HK Finance
4.375% due 06/19/2024	900	888

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	2,125	1,844

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	15,600	14,416

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,891

Guardian Life Global Funding
1.625% due 09/16/2028	100	85
2.900% due 05/06/2024	3,100	3,026

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,201

Healthcare Realty Holdings LP
3.875% due 05/01/2025	160	154

Highwoods Realty LP
2.600% due 02/01/2031	1,000	673
3.050% due 02/15/2030	3,500	2,764

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,700	3,134
3.500% due 09/15/2030	1,700	1,438
4.000% due 06/15/2025	400	384

HSBC Holdings PLC
2.013% due 09/22/2028 •	1,200	1,029
2.099% due 06/04/2026 •	4,700	4,320
2.848% due 06/04/2031 •	500	420
4.600% due 12/17/2030 •(e)(f)	600	450
4.700% due 03/09/2031 •(e)(f)(i)	4,900	3,656
6.222% (SOFRRATE + 1.430%) due 03/10/2026 ~	2,000	1,987
6.500% due 09/15/2037	500	492

Hudson Pacific Properties LP
3.250% due 01/15/2030	1,100	715
3.950% due 11/01/2027	7,700	5,292
4.650% due 04/01/2029	3,600	2,530

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,094

ING Groep NV
3.875% due 05/16/2027 •(e)(f)	200	146
4.250% due 05/16/2031 •(e)(f)	5,800	3,848
6.177% (US0003M + 1.000%) due 10/02/2023 ~	3,330	3,328

Intesa Sanpaolo SpA
3.250% due 09/23/2024	3,200	3,075
5.017% due 06/26/2024	1,660	1,595

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	4,421	3,397
2.300% due 11/15/2028	1,800	1,511

Jackson National Life Global Funding
3.050% due 04/29/2026	440	415

JPMorgan Chase & Co.
1.514% due 06/01/2024 •	5,000	4,969
1.764% due 11/19/2031 •	1,500	1,191
2.301% due 10/15/2025 •	5,100	4,880
2.545% due 11/08/2032 •	7,800	6,472
2.580% due 04/22/2032 •	1,100	926
5.506% (SOFRRATE + 0.885%) due 04/22/2027 ~	1,000	987
5.546% due 12/15/2025 •	1,900	1,914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.705% (US0003M + 0.890%) due 07/23/2024 ~	$7,590	$7,587
5.968% (SOFRRATE + 1.320%) due 04/26/2026 ~	4,300	4,286
8.750% due 09/01/2030	75	90

Kilroy Realty LP
3.050% due 02/15/2030	7,533	5,539
4.375% due 10/01/2025	4,300	3,901

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,232

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,004

Life Storage LP
3.875% due 12/15/2027	2,700	2,557
4.000% due 06/15/2029	1,475	1,357

Lloyds Bank PLC
0.000% due 04/02/2032 þ	2,400	1,533

Lloyds Banking Group PLC
0.695% due 05/11/2024 •	1,800	1,789
3.750% due 01/11/2027	12,600	11,793
4.450% due 05/08/2025	16,700	16,256
4.550% due 08/16/2028	1,600	1,521

Loews Corp.
3.200% due 05/15/2030	1,900	1,712

LXP Industrial Trust
2.700% due 09/15/2030	2,400	1,952

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,000	873

MassMutual Global Funding
0.480% due 08/28/2023	800	785
2.750% due 06/22/2024	700	685

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	600	573

Metropolitan Life Global Funding
5.149% (SOFRRATE + 0.300%) due 09/27/2024 ~	550	545

Mid-America Apartments LP
1.100% due 09/15/2026	4,600	4,044
3.750% due 06/15/2024	1,000	983
4.200% due 06/15/2028	3,500	3,407

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024	340	333

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	12,000	11,012
2.494% due 10/13/2032 •	3,100	2,505
4.080% due 04/19/2028 •	600	575
5.063% due 09/12/2025 •	5,200	5,167
5.354% due 09/13/2028 •	1,100	1,104

Mizuho Financial Group Cayman Ltd.
4.600% due 03/27/2024 (f)	5,850	5,791

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	16,600	16,396
2.839% due 09/13/2026	5,000	4,645
2.869% due 09/13/2030 •	800	688
5.588% (US0003M + 0.630%) due 05/25/2024 ~	12,600	12,542
5.618% (US0003M + 0.610%) due 09/08/2024 ~	5,000	4,965
5.800% (US0003M + 0.990%) due 07/10/2024 ~	800	799

Morgan Stanley
5.702% (SOFRRATE + 0.950%) due 02/18/2026 ~	2,500	2,463
6.063% (US0003M + 1.220%) due 05/08/2024 ~	5,300	5,300

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	2,000	1,879

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	6,239	6,169

MPT Operating Partnership LP
4.625% due 08/01/2029	1,500	1,110

National Health Investors, Inc.
3.000% due 02/01/2031	2,600	1,965

National Securities Clearing Corp.
0.750% due 12/07/2025	600	544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
3.960% due 07/18/2030 •	$8,500	$7,675
4.302% due 03/08/2029 •	12,200	11,267
4.363% due 08/01/2024 •	9,400	9,323

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,447

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	100	136

NatWest Group PLC
4.269% due 03/22/2025 •	16,389	16,090
5.076% due 01/27/2030 •	23,000	22,386
6.684% (US0003M + 1.550%) due 06/25/2024 ~	8,200	8,194

NatWest Markets PLC
5.609% (SOFRRATE + 0.760%) due 09/29/2026 ~	2,100	2,033

Neuberger Berman Group LLC
4.500% due 03/15/2027	884	852

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	200	159

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	16,000	15,218
2.750% due 03/09/2028	200	169
3.875% due 09/21/2023	3,700	3,659

Nomura Holdings, Inc.
1.653% due 07/14/2026	10,300	9,010
1.851% due 07/16/2025	4,900	4,488
2.679% due 07/16/2030	5,000	4,046
3.103% due 01/16/2030	3,200	2,713
6.181% due 01/18/2033	7,000	7,131

Nordea Bank Abp
5.893% (US0003M + 0.940%) due 08/30/2023 ~	1,100	1,099

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	1,346	1,338
4.500% due 04/01/2027	2,650	2,476

Owl Rock Capital Corp.
2.875% due 06/11/2028	2,600	2,111

Pacific Life Global Funding II
1.600% due 09/21/2028	4,900	4,083
5.406% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,700	1,660

Pacific Life Insurance Co.
9.250% due 06/15/2039	600	808

Pacific LifeCorp
3.350% due 09/15/2050	1,000	715

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	191	189

Physicians Realty LP
3.950% due 01/15/2028	1,800	1,690

PNC Financial Services Group, Inc.
6.000% due 05/15/2027 •(e)	6,500	6,050
6.250% due 03/15/2030 •(e)	1,000	927

Pricoa Global Funding
0.800% due 09/01/2025	1,530	1,389

Principal Life Global Funding
1.250% due 06/23/2025	1,000	915

Prologis LP
4.375% due 02/01/2029	800	783

Protective Life Global Funding
1.170% due 07/15/2025	1,500	1,373
1.737% due 09/21/2030	4,800	3,760

Rayonier LP
2.750% due 05/17/2031	4,873	4,027

Regency Centers LP
2.950% due 09/15/2029	1,800	1,561

Rexford Industrial Realty LP
2.125% due 12/01/2030	200	161

Sabra Health Care LP
3.200% due 12/01/2031	2,950	2,167
3.900% due 10/15/2029	2,300	1,906

Santander Holdings USA, Inc.
3.244% due 10/05/2026	8,220	7,456
3.450% due 06/02/2025	6,500	6,090
5.807% due 09/09/2026 •	500	492

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •	$3,000	$2,425
3.823% due 11/03/2028 •	500	459
4.796% due 11/15/2024 •	1,100	1,085

Santander U.K. PLC
2.875% due 06/18/2024	5,500	5,321

SBA Tower Trust
1.631% due 05/15/2051	15,600	13,682

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 (c)(f)	1,100	369

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	4,955	4,837
4.125% due 07/15/2023	4,200	4,173

Societe Generale SA
1.792% due 06/09/2027 •	9,800	8,507
5.668% (SOFRRATE + 1.050%) due 01/21/2026 ~	1,200	1,169
6.221% due 06/15/2033 •	4,500	4,188
6.691% due 01/10/2034 •	3,500	3,584

Spirit Realty LP
2.100% due 03/15/2028	5,100	4,288
3.200% due 02/15/2031	1,300	1,084
4.000% due 07/15/2029	1,700	1,526

Standard Chartered PLC
0.991% due 01/12/2025 •	6,500	6,253
2.678% due 06/29/2032 •	200	157
6.170% due 01/09/2027 •	15,600	15,673
6.301% due 01/09/2029 •	10,000	10,229

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	2,500	2,213

Stifel Financial Corp.
4.000% due 05/15/2030	100	88

STORE Capital Corp.
2.750% due 11/18/2030	1,000	738
4.625% due 03/15/2029	1,500	1,333

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	14,300	13,104
1.902% due 09/17/2028	9,700	8,222
5.974% (SOFRRATE + 1.430%) due 01/13/2026 ~	4,800	4,826

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	4,600	4,505

Sun Communities Operating LP
2.700% due 07/15/2031	100	81
4.200% due 04/15/2032	1,900	1,700

SVB Financial Group
4.345% due 04/29/2028 ^(c)	2,300	1,399

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,728

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •	1,040	861

Trust Fibra Uno
4.869% due 01/15/2030	4,500	3,820

Trustage Financial Group, Inc.
4.625% due 04/15/2032	9,600	8,612

UBS Group AG
2.095% due 02/11/2032 •	200	155
2.746% due 02/11/2033 •	900	722
4.375% due 02/10/2031 •(e)(f)	1,700	1,184
4.875% due 02/12/2027 •(e)(f)	1,400	1,094
5.959% due 01/12/2034 •	15,800	16,229

UDR, Inc.
3.000% due 08/15/2031	790	677
3.100% due 11/01/2034	2,200	1,803

UniCredit SpA
5.459% due 06/30/2035 •	8,800	7,259
7.296% due 04/02/2034 •	6,509	6,010
7.830% due 12/04/2023	14,800	14,937

Unum Group
3.875% due 11/05/2025	4,760	4,623

Vonovia Finance BV
5.000% due 10/02/2023	6,055	6,036

WEA Finance LLC
3.750% due 09/17/2024	6,950	6,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.526% due 03/24/2028 •	$4,300	$4,061

Wells Fargo Bank NA
6.600% due 01/15/2038	720	807

Weyerhaeuser Co.
4.000% due 04/15/2030	12,500	11,695

WP Carey, Inc.
4.000% due 02/01/2025	2,600	2,520
4.250% due 10/01/2026	2,900	2,831

		1,303,393

INDUSTRIALS 25.9%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,047
3.200% due 11/21/2029	3,480	3,231
4.050% due 11/21/2039	4,400	3,936
4.550% due 03/15/2035	1,100	1,076

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	1,600	1,334

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,694	3,262

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	5,106	4,964

Alcon Finance Corp.
2.600% due 05/27/2030	7,700	6,639

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	200	166
2.700% due 02/09/2041	700	471
3.150% due 02/09/2051	200	131
4.500% due 11/28/2034	6,750	6,369

Allegion PLC
3.500% due 10/01/2029	3,000	2,714

American Airlines Pass-Through Trust
2.875% due 01/11/2036	97	80
3.000% due 04/15/2030	4,691	4,158
3.150% due 08/15/2033	4,715	4,136
3.350% due 04/15/2031	6,959	6,230
3.375% due 11/01/2028	751	654
3.575% due 07/15/2029	1,727	1,591
3.600% due 03/22/2029	3,878	3,559
3.700% due 04/01/2028	432	396

Amgen, Inc.
4.050% due 08/18/2029	400	386
5.250% due 03/02/2025	7,600	7,687
5.650% due 03/02/2053	6,500	6,771

AP Moller - Maersk AS
3.875% due 09/28/2025	1,430	1,398

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	3,720

Bacardi Ltd.
4.450% due 05/15/2025	9,100	8,966
5.150% due 05/15/2038	200	194

BAE Systems PLC
3.400% due 04/15/2030	800	735

BAT International Finance PLC
1.668% due 03/25/2026	900	820

Baxter International, Inc.
1.322% due 11/29/2024	2,500	2,354
2.272% due 12/01/2028	700	609

Bayer U.S. Finance LLC
3.875% due 12/15/2023	1,900	1,879
4.250% due 12/15/2025	8,500	8,322
4.375% due 12/15/2028	2,300	2,225

Becton Dickinson & Co.
4.298% due 08/22/2032	1,200	1,160

Berry Global, Inc.
4.875% due 07/15/2026	14,400	14,050

Boardwalk Pipelines LP
3.600% due 09/01/2032	700	603

Boeing Co.
1.875% due 06/15/2023	2,125	2,111
2.196% due 02/04/2026	23,400	21,721
2.800% due 03/01/2024	1,080	1,053
2.950% due 02/01/2030	300	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.705% due 05/01/2040	$4,500	$4,557
5.930% due 05/01/2060	10,000	10,008

British Airways Pass-Through Trust
2.900% due 09/15/2036	97	80
3.300% due 06/15/2034	88	76
3.350% due 12/15/2030	3,918	3,385
3.800% due 03/20/2033	1,470	1,353
4.125% due 03/20/2033	1,831	1,604
4.250% due 05/15/2034	264	247

Broadcom, Inc.
2.450% due 02/15/2031	37,220	30,490
2.600% due 02/15/2033	9,200	7,220
3.419% due 04/15/2033	7,343	6,149
3.469% due 04/15/2034	20,567	16,907
4.150% due 11/15/2030	7,422	6,886
4.300% due 11/15/2032	8,002	7,377
4.926% due 05/15/2037	13,049	11,879

Cameron LNG LLC
3.402% due 01/15/2038	100	86

CDW LLC
2.670% due 12/01/2026	2,500	2,251

CGI, Inc.
1.450% due 09/14/2026	9,500	8,540
2.300% due 09/14/2031	100	79

Charter Communications Operating LLC
3.500% due 06/01/2041	8,500	5,840
3.850% due 04/01/2061	500	312
3.900% due 06/01/2052	8,600	5,695
5.125% due 07/01/2049	2,000	1,585

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	645
5.875% due 03/31/2025	1,400	1,411

Constellation Brands, Inc.
2.250% due 08/01/2031	100	82
4.750% due 11/15/2024	900	899

Continental Resources, Inc.
5.750% due 01/15/2031	1,000	962

CoStar Group, Inc.
2.800% due 07/15/2030	3,000	2,517

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	3,488
3.150% due 08/15/2024	552	538
3.500% due 08/15/2027	300	284

Crown Castle Towers LLC
4.241% due 07/15/2048	900	853

CVS Pass-Through Trust
7.507% due 01/10/2032	1,281	1,381

DAE Funding LLC
2.625% due 03/20/2025	4,200	3,955
3.375% due 03/20/2028	400	362

Daimler Trucks Finance North America LLC
1.625% due 12/13/2024	2,000	1,894
5.422% (SOFRRATE + 0.600%) due 12/14/2023 ~	7,000	6,929

DCP Midstream Operating LP
3.250% due 02/15/2032	2,600	2,195
5.375% due 07/15/2025	15,150	15,091
5.600% due 04/01/2044	1,070	1,021

Dell International LLC
5.450% due 06/15/2023	73	73
6.100% due 07/15/2027	855	899
8.350% due 07/15/2046	124	151

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,345	10,866
3.750% due 10/28/2029	6,500	5,742
7.375% due 01/15/2026	1,104	1,150

Devon Energy Corp.
5.250% due 09/15/2024	6,300	6,318

Diageo Capital PLC
3.500% due 09/18/2023	3,750	3,719

Ecopetrol SA
4.625% due 11/02/2031	100	77

Energy Transfer LP
4.900% due 03/15/2035	50	47
5.750% due 02/15/2033	1,800	1,845
5.950% due 12/01/2025	1,100	1,118
7.600% due 02/01/2024	7,900	7,977

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eni SpA
4.000% due 09/12/2023	$1,500	$1,488

EnLink Midstream LLC
6.500% due 09/01/2030	1,100	1,114

EQM Midstream Partners LP
4.000% due 08/01/2024	898	865

Expedia Group, Inc.
2.950% due 03/15/2031	2,116	1,768
3.250% due 02/15/2030	3,000	2,603
6.250% due 05/01/2025	12,213	12,373

Experian Finance PLC
2.750% due 03/08/2030	500	431

FactSet Research Systems, Inc.
2.900% due 03/01/2027	2,500	2,325
3.450% due 03/01/2032	500	437

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	956

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	9,700	7,980

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	8,500	7,390
2.375% due 02/16/2031	200	151

Georgia-Pacific LLC
3.600% due 03/01/2025	600	585
8.000% due 01/15/2024	200	204

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	1,900	1,956

GTL Trade Finance, Inc.
7.250% due 04/16/2044	500	540

Haleon U.S. Capital LLC
3.375% due 03/24/2027	3,250	3,084

HCA, Inc.
3.500% due 09/01/2030	5,000	4,457
5.500% due 06/15/2047	100	94

HF Sinclair Corp.
5.875% due 04/01/2026	4,500	4,551

Humana, Inc.
5.875% due 03/01/2033	2,100	2,262

Hyatt Hotels Corp.
1.800% due 10/01/2024	9,900	9,378
6.000% due 04/23/2030	7,100	7,216

Hyundai Capital America
0.875% due 06/14/2024	500	474
1.500% due 06/15/2026	2,000	1,779

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,330	9,042
4.250% due 07/21/2025	4,174	4,044

Infor, Inc.
1.750% due 07/15/2025	3,800	3,476

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,251	1,908

Kaiser Foundation Hospitals
2.810% due 06/01/2041	100	73

Kenvue, Inc.
5.500% due 03/22/2025	2,400	2,441

Kinder Morgan, Inc.
8.050% due 10/15/2030	7,150	8,176

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	856
3.200% due 08/08/2024	19,150	18,538

Level 3 Financing, Inc.
3.400% due 03/01/2027	5,575	4,414

Marriott International, Inc.
4.150% due 12/01/2023	12,000	11,920
4.625% due 06/15/2030	3,900	3,789

MDC Holdings, Inc.
3.966% due 08/06/2061	200	120

Microchip Technology, Inc.
0.983% due 09/01/2024	300	283

Mileage Plus Holdings LLC
6.500% due 06/20/2027	5,610	5,597

MMK International Capital DAC
4.375% due 06/13/2024 ^(c)	1,400	420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
3.250% due 05/20/2050	$600	$435
4.875% due 02/15/2024	525	523

National Fuel Gas Co.
2.950% due 03/01/2031	1,600	1,287

Netflix, Inc.
4.375% due 11/15/2026	3,700	3,662
4.875% due 04/15/2028	2,800	2,788
4.875% due 06/15/2030	3,000	2,990
5.375% due 11/15/2029	3,525	3,584
5.875% due 11/15/2028	700	737

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	100	99

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	6,690	6,591
4.345% due 09/17/2027	8,400	7,929
4.810% due 09/17/2030	15,438	13,989

Norfolk Southern Corp.
4.100% due 05/15/2121	100	71

Northern Natural Gas Co.
4.100% due 09/15/2042	580	473
4.300% due 01/15/2049	200	167

Northern Star Resources Ltd.
6.125% due 04/11/2033 (a)	1,000	993

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	5,588

NVR, Inc.
3.000% due 05/15/2030	2,760	2,430

NXP BV
5.000% due 01/15/2033	700	687

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (d)(e)	408	0

ONEOK Partners LP
4.900% due 03/15/2025	800	795

Oracle Corp.
1.650% due 03/25/2026 (g)	6,800	6,250

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	837

Packaging Corp. of America
3.650% due 09/15/2024	400	394

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,550	4,422

Petroleos Mexicanos
10.000% due 02/07/2033	4,100	3,933

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023 ^(c)	1,500	1,370

Prosus NV
3.680% due 01/21/2030	1,700	1,446

PulteGroup, Inc.
6.375% due 05/15/2033	100	105

Quanta Services, Inc.
2.900% due 10/01/2030	200	173

QVC, Inc.
5.450% due 08/15/2034	260	97

RELX Capital, Inc.
3.000% due 05/22/2030	100	89
4.750% due 05/20/2032	800	793

Renesas Electronics Corp.
1.543% due 11/26/2024	5,600	5,232

Royalty Pharma PLC
3.550% due 09/02/2050	148	102

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	673
4.500% due 05/15/2030	15,700	15,152
5.625% due 03/01/2025	3,667	3,692
5.750% due 05/15/2024	4,770	4,783
5.875% due 06/30/2026	10,400	10,619

Sands China Ltd.
2.800% due 03/08/2027	3,300	2,834
3.350% due 03/08/2029	4,500	3,742
3.750% due 08/08/2031	3,600	2,895
4.300% due 01/08/2026	2,000	1,880
4.875% due 06/18/2030	3,100	2,749
5.625% due 08/08/2025	1,000	976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santos Finance Ltd.
3.649% due 04/29/2031	$5,700	$4,766

Skyworks Solutions, Inc.
1.800% due 06/01/2026	2,400	2,159

Southern Co.
3.700% due 04/30/2030	7,800	7,306
4.250% due 07/01/2036	100	92

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,411

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	191

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	2,829	2,361
4.100% due 10/01/2029	122	114

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	550	546

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,500	3,334

Syngenta Finance NV
4.441% due 04/24/2023	4,725	4,719
4.892% due 04/24/2025	4,469	4,372

T-Mobile USA, Inc.
2.250% due 11/15/2031	10,000	8,194
2.400% due 03/15/2029	4,300	3,748
2.700% due 03/15/2032	7,900	6,659
3.875% due 04/15/2030	14,800	13,899
4.500% due 04/15/2050	700	610
4.950% due 03/15/2028	7,300	7,374
5.050% due 07/15/2033	600	603

Targa Resources Corp.
6.125% due 03/15/2033	6,700	6,942

TD SYNNEX Corp.
1.250% due 08/09/2024	16,000	14,979
1.750% due 08/09/2026	7,225	6,335
2.375% due 08/09/2028	100	83

Tencent Holdings Ltd.
2.880% due 04/22/2031	1,700	1,476
3.595% due 01/19/2028	3,900	3,685

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,337

Textron, Inc.
3.375% due 03/01/2028	1,500	1,398

Time Warner Cable LLC
6.550% due 05/01/2037	1,900	1,875
6.750% due 06/15/2039	1,200	1,183

Trimble, Inc.
6.100% due 03/15/2033	300	303

Tyson Foods, Inc.
3.900% due 09/28/2023	1,200	1,190

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	769	769

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,328	2,812
2.875% due 04/07/2030	662	591
2.900% due 11/01/2029	3,001	2,565
3.500% due 09/01/2031	609	548
4.000% due 10/11/2027	706	667
4.150% due 10/11/2025	3,479	3,410
4.150% due 02/25/2033	1,425	1,283
4.300% due 02/15/2027	694	667
5.875% due 04/15/2029	10,413	10,395

United Parcel Service, Inc.
4.875% due 03/03/2033	700	719

VMware, Inc.
1.400% due 08/15/2026	3,700	3,274
4.700% due 05/15/2030	5,780	5,614

Warnermedia Holdings, Inc.
4.279% due 03/15/2032	7,450	6,657

Weir Group PLC
2.200% due 05/13/2026	20,300	18,301

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	3,677	3,513
4.950% due 09/15/2028	8,003	7,856

Woodside Finance Ltd.
3.650% due 03/05/2025	1,300	1,267
3.700% due 09/15/2026	2,500	2,401

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yale University
1.482% due 04/15/2030	$2,000	$1,678

Yara International ASA
3.148% due 06/04/2030	810	683
3.800% due 06/06/2026	3,600	3,390
4.750% due 06/01/2028	2,700	2,584

		842,770

UTILITIES 9.8%

AES Corp.
3.300% due 07/15/2025	2,000	1,899
3.950% due 07/15/2030	2,000	1,795

American Electric Power Co., Inc.
5.625% due 03/01/2033	4,250	4,400

American Transmission Systems, Inc.
2.650% due 01/15/2032	2,200	1,854

AT&T, Inc.
3.800% due 12/01/2057	407	303
4.300% due 02/15/2030	3,000	2,916

Avangrid, Inc.
3.800% due 06/01/2029	800	752

Baltimore Gas & Electric Co.
2.400% due 08/15/2026	5,900	5,497

Black Hills Corp.
2.500% due 06/15/2030	2,200	1,831

Boston Gas Co.
4.487% due 02/15/2042	1,400	1,219

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033	300	307

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	300	292

Duke Energy Corp.
3.250% due 01/15/2082 •	1,002	751
3.950% due 10/15/2023	500	496

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	5,221	5,345

Edison International
6.950% due 11/15/2029	2,500	2,706

EDP Finance BV
6.300% due 10/11/2027	3,700	3,841

Electricite de France SA
6.950% due 01/26/2039	1,400	1,518

Enel Finance America LLC
7.100% due 10/14/2027	1,200	1,291

Enel Finance International NV
1.375% due 07/12/2026	7,200	6,417
2.650% due 09/10/2024	1,960	1,893
4.750% due 05/25/2047	200	172

Entergy Corp.
1.900% due 06/15/2028	9,900	8,629
2.400% due 06/15/2031	3,500	2,902
3.750% due 06/15/2050	2,900	2,203

Exelon Corp.
3.400% due 04/15/2026	700	673

Fells Point Funding Trust
3.046% due 01/31/2027	3,400	3,158

FirstEnergy Transmission LLC
2.866% due 09/15/2028	8,300	7,498

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	6,500	4,217

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	492
4.250% due 05/01/2030	3,787	3,489

Jersey Central Power & Light Co.
4.300% due 01/15/2026	8,684	8,530

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	400	387

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	3,616	3,554
4.625% due 04/01/2029	1,200	1,126

Mississippi Power Co.
3.950% due 03/30/2028	100	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monongahela Power Co.
3.550% due 05/15/2027	$3,195	$3,035

National Rural Utilities Cooperative Finance Corp.
1.000% due 06/15/2026	3,953	3,511
5.450% due 10/30/2025	5,313	5,415

New York State Electric & Gas Corp.
3.300% due 09/15/2049	200	143

NGPL PipeCo LLC
4.875% due 08/15/2027	1,295	1,257

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	9,660
4.278% due 12/15/2028	5,000	4,715

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2049 ^«(c)	2,600	2,600

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	3,564	820

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,260

Oklahoma Gas & Electric Co.
5.400% due 01/15/2033	900	929

ONEOK, Inc.
2.750% due 09/01/2024	4,000	3,871
4.550% due 07/15/2028	900	871
6.000% due 06/15/2035	100	99
6.100% due 11/15/2032	4,500	4,662

Pacific Gas & Electric Co.
2.100% due 08/01/2027	3,700	3,230
2.950% due 03/01/2026	3,800	3,539
3.000% due 06/15/2028	9,500	8,442
3.150% due 01/01/2026	2,400	2,242
3.250% due 06/15/2023	1,000	995
3.250% due 06/01/2031	3,500	2,969
3.300% due 12/01/2027	1,500	1,352
3.400% due 08/15/2024	3,800	3,694
3.450% due 07/01/2025	9,765	9,315
3.500% due 06/15/2025	20,300	19,370
3.750% due 02/15/2024	12,900	12,666
3.750% due 07/01/2028	3,015	2,778
3.850% due 11/15/2023	7,347	7,242
4.200% due 03/01/2029	10,000	9,156
4.250% due 08/01/2023	16,703	16,607
4.500% due 12/15/2041	4,969	3,940
4.550% due 07/01/2030	503	471
4.650% due 08/01/2028	400	377
4.950% due 06/08/2025	3,400	3,362
5.450% due 06/15/2027	2,500	2,478
6.150% due 01/15/2033	4,600	4,727
6.700% due 04/01/2053	1,000	1,030
6.750% due 01/15/2053	7,500	7,767

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,425

Rio Oil Finance Trust
9.250% due 07/06/2024	438	443
9.750% due 01/06/2027	749	776

San Diego Gas & Electric Co.
3.000% due 03/15/2032	3,000	2,631

Sempra Energy
4.125% due 04/01/2052 •	1,200	970
6.000% due 10/15/2039	800	844

Southern California Edison Co.
0.700% due 08/01/2023	10,100	9,948
2.850% due 08/01/2029	2,000	1,790
3.400% due 06/01/2023	100	99
3.900% due 12/01/2041	400	319
4.875% due 03/01/2049	4,277	3,965
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~	1,820	1,820
5.679% (SOFRRATE + 0.830%) due 04/01/2024 ~	2,700	2,683
5.850% due 11/01/2027	4,900	5,167
5.950% due 11/01/2032	3,200	3,470
6.650% due 04/01/2029	4,500	4,853

Southern California Gas Co.
3.950% due 02/15/2050	2,100	1,696

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

System Energy Resources, Inc.
2.140% due 12/09/2025	$3,300	$3,043

Toledo Edison Co.
2.650% due 05/01/2028	2,833	2,511

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	400	389

Verizon Communications, Inc.
2.850% due 09/03/2041	150	110
2.987% due 10/30/2056	669	436
5.340% (SOFRRATE + 0.500%) due 03/22/2024 ~	500	499

Xcel Energy, Inc.
3.400% due 06/01/2030	1,100	1,005

		317,195

Total Corporate Bonds & Notes (Cost $2,675,634)		2,463,358

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,140

Total Convertible Bonds & Notes (Cost $1,248)		1,140

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	125

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	129

Los Angeles Department of Water & Power System, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	665

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	348

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	386

		1,653

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,349	9,257

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	702

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	311

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	314

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	8,604

Total Municipal Bonds & Notes (Cost $23,105)		20,841

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.6%

Ginnie Mae
8.500% due 08/15/2030	$6	$6

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	3,127	2,950
4.000% due 08/01/2049	947	916

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2053	42,500	38,177
4.000% due 04/01/2053 - 05/01/2053	70,450	67,395
4.500% due 05/01/2053	6,700	6,567
5.000% due 05/01/2053	1,600	1,596

Total U.S. Government Agencies (Cost $116,257)		117,607

U.S. TREASURY OBLIGATIONS 5.3%

U.S. Treasury Bonds
1.750% due 08/15/2041	5,400	3,914
3.000% due 11/15/2044	18,813	16,425
3.250% due 05/15/2042	8,900	8,216
3.375% due 08/15/2042	32,000	30,060
3.625% due 02/15/2053	9,100	9,037
3.875% due 02/15/2043	5,000	5,046

U.S. Treasury Notes
0.125% due 08/31/2023 (k)(m)	90,000	88,321
3.500% due 02/15/2033	12,000	12,020

Total U.S. Treasury Obligations (Cost $173,842)		173,039

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

245 Park Avenue Trust
3.508% due 06/05/2037	3,100	2,799

DC Office Trust
2.965% due 09/15/2045	10,500	8,626

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	291	276

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	5,663	5,286

Structured Asset Mortgage Investments Trust
5.461% due 03/19/2034 •	257	230

VNDO Mortgage Trust
3.805% due 01/10/2035	200	183

Total Non-Agency Mortgage-Backed Securities (Cost $20,056)		17,400

ASSET-BACKED SECURITIES 0.3%

BPCRE Holder LLC
7.091% due 01/16/2037 •	3,000	2,973

MF1 Ltd.
5.910% due 02/19/2037 •	3,000	2,922

RBSSP Resecuritization Trust
4.764% due 11/26/2036 •	251	245

Start Ltd.
4.089% due 03/15/2044	475	421

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	4,200	3,886

Total Asset-Backed Securities (Cost $10,730)		10,447

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030	2,500	2,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.750% due 04/16/2030	$4,300	$4,209

Russia Government International Bond
4.250% due 06/23/2027 «	1,000	60
4.750% due 05/27/2026 «	1,400	84
5.250% due 06/23/2047 «	2,000	120
5.625% due 04/04/2042	400	257
5.875% due 09/16/2043	200	119

Saudi Government International Bond
2.250% due 02/02/2033	9,300	7,653
4.875% due 07/18/2033	1,600	1,618

South Africa Government International Bond
4.850% due 09/30/2029	6,000	5,399

Total Sovereign Issues (Cost $26,404)		21,877

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

FINANCIALS 0.5%

Wells Fargo & Co.
7.500%	13,190	15,515

Total Convertible Preferred Securities (Cost $10,405)		15,515

PREFERRED SECURITIES 4.0%

FINANCIALS 3.9%

AGFC Capital Trust
6.542% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,746

American Express Co.
3.550% due 09/15/2026 •(e)	2,400,000	2,027

Bank of America Corp.
4.375% due 01/27/2027 •(e)	4,100,000	3,501
5.125% due 06/20/2024 •(e)	8,900,000	8,589
5.875% due 03/15/2028 •(e)	19,585,000	17,652

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,900,000	3,680

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	10,100,000	7,966
5.000% due 12/01/2027 •(e)	700,000	548
5.375% due 06/01/2025 •(e)	1,800,000	1,708

Citigroup, Inc.
3.875% due 02/18/2026 •(e)	12,500,000	10,556
4.000% due 12/10/2025 •(e)	2,700,000	2,370

CoBank ACB
4.250% due 01/01/2027 •(e)	4,200,000	3,480
6.200% (US0003M + 3.744%) due 01/01/2025 ~(e)	30,000	2,891

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(e)	2,000,000	1,521

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(e)	4,850,000	5,839

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	5,600,000	4,894
4.000% due 04/01/2025 •(e)	11,800,000	10,573
4.200% due 09/01/2026 (e)	250,000	4,942
4.600% due 02/01/2025 •(e)	4,400,000	4,116
4.625% due 06/01/2026 (e)	110,000	2,323
5.000% due 08/01/2024 •(e)	6,200,000	5,987

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	2,900,000	2,278

State Street Corp.
5.625% due 12/15/2023 •(e)	1,900,000	1,784

SVB Financial Group
4.100% due 02/15/2031 ^(c)(e)	5,700,000	362

	SHARES	MARKET VALUE (000S)

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	3,600,000	$3,161

USB Capital
5.812% due 05/01/2023 •(e)	14,250,000	10,985

		125,479

INDUSTRIALS 0.1%

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(e)	2,619,000	2,619

UTILITIES 0.0%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(e)	1,600,000	1,510

Total Preferred Securities (Cost $154,171)		129,608

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

COMMERCIAL PAPER 0.7%

Walgreens Boots
5.180% due 04/03/2023	$6,250	6,247
5.800% due 05/03/2023 (a)	10,000	9,950
5.900% due 04/26/2023	5,500	5,479

		21,676

REPURCHASE AGREEMENTS (h) 0.1%
		3,365

SHORT-TERM NOTES 0.2%

HF Sinclair Corp.
2.625% due 10/01/2023	7,200	7,086

Total Short-Term Instruments (Cost $32,211)		32,127

Total Investments in Securities (Cost $3,252,563)		3,011,021

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%

PIMCO Short-Term Floating NAV Portfolio III	29,031,724	282,246

Total Short-Term Instruments (Cost $282,230)		282,246

Total Investments in Affiliates (Cost $282,230)		282,246

Total Investments 101.3% (Cost $3,534,793)		$3,293,267

Financial Derivative Instruments (j)(l) (0.0)% (Cost or Premiums, net $4,934)		(108)

Other Assets and Liabilities, net (1.3)%		(42,546)

Net Assets 100.0%		$3,250,613

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.057%	01/25/2033	10/19/2022	$3,866	$4,235	0.13%
Citigroup, Inc.	6.270	11/17/2033	11/09/2022	4,600	4,979	0.16
Oracle Corp.	1.650	03/25/2026	03/22/2021	6,798	6,250	0.19

				$15,264	$15,464	0.48%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$3,365	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(3,432)	$3,365	$3,365

Total Repurchase Agreements						$(3,432)	$3,365	$3,365

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	0.850%	02/15/2023	TBD	(3)	$(1,389)	$(1,390)
	0.850	02/22/2023	TBD	(3)	(926)	(926)
	0.850	03/02/2023	TBD	(3)	(1,428)	(1,429)

Total Reverse Repurchase Agreements						$(3,745)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$16,900	$(13,915)	$(13,986)

Total Short Sales (0.4)%				$(13,915)	$(13,986)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$3,365	$0	$0	$3,365	$(3,432)	$(67)
JML	0	(3,745)	0	(3,745)	3,913	168

Total Borrowings and Other Financing Transactions	$3,365	$(3,745)	$0

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,745)	$(3,745)

Total Borrowings	$0	$0	$0	$(3,745)	$(3,745)

Payable for reverse repurchase agreements					$(3,745)

(i)	Securities with an aggregate market value of $3,283 and cash of $630 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(5,077) at a weighted average interest rate of 0.326%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	36	$36	$(12)	$(8)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	36	36	(15)	(9)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	36	36	(13)	(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	118	118	(63)	(12)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	74	74	(30)	(10)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	36	36	(24)	(17)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	74	74	(47)	(15)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	118	118	(108)	(16)

Total Written Options					$(312)	$(89)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	127	$	30,385	$132	$7	$0
3-Month SOFR Active Contract March Futures	06/2023	127		30,203	12	0	(2)
U.S. Treasury 10-Year Note June Futures	06/2023	61		7,010	215	21	0
U.S. Treasury Long-Term Bond June Futures	06/2023	19		2,492	118	19	0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	492		59,601	2,109	269	0

Total Futures Contracts					$2,586	$316	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Citigroup, Inc.	(1.000)%	Quarterly	12/20/2032	1.179%	$	5,000	$204	$(137)	$67	$0	$(14)
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.242		2,500	0	(33)	(33)	0	0
JPMorgan Chase & Co.	(1.000)	Quarterly	12/20/2032	0.957		7,500	161	(189)	(28)	0	(32)

							$365	$(359)	$6	$0	$(46)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.875%	$5,000	$1,022	$(394)	$628	$7	$0
American International Group, Inc.	1.000	Quarterly	12/20/2027	1.005	2,500	(15)	15	0	12	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555	5,800	24	9	33	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.620	16,200	206	(97)	109	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.655	1,770	(45)	59	14	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740	10,700	206	(118)	88	4	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406	700	6	(5)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423	2,500	(14)	25	11	0	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.579	9,900	(174)	247	73	2	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720	800	(6)	13	7	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784	17,300	(84)	219	135	19	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.315	2,800	378	(299)	79	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599	61,400	473	293	766	6	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	7,800	92	0	92	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	1.562	9,600	1,878	(745)	1,133	3	0
Lennar Corp.	5.000	Quarterly	12/20/2026	0.796	4,200	867	(252)	615	6	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.653	17,700	302	(193)	109	29	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.587	2,600	59	(26)	33	4	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758	2,400	54	(36)	18	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817	5,200	121	(86)	35	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928	1,400	(16)	21	5	1	0

						$5,334	$(1,350)	$3,984	$101	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$30,400	$174	$191	$365	$30	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	134,600	903	689	1,592	146	0

					$1,077	$880	$1,957	$176	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.800%	Annual	03/10/2028	$	6,400	$(14)	$135	$121	$19	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		5,000	(17)	39	22	20	0
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		2,500	(11)	52	41	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		4,400	(19)	81	62	23	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		3,400	(15)	73	58	18	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		3,400	(13)	76	63	18	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		3,700	(13)	43	30	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		6,800	(24)	167	143	36	0
Receive	1-Day USD-SOFR Compounded-OIS	3.050	Annual	12/14/2052		7,500	(45)	(74)	(119)	0	(93)
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		297,200	(602)	(6,867)	(7,469)	0	(55)

							$(773)	$(6,275)	$(7,048)	$166	$(148)

Total Swap Agreements							$6,003	$(7,104)	$(1,101)	$443	$(195)

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$316	$443	$759		$(89)	$(2)	$(195)	$(286)

(k)

Securities with an aggregate market value of $5,873 and cash of $ 67,959 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000%	04/28/2023	4,100	$(20)	$(25)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	4,100	(20)	(11)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	1,800	(17)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	1,800	(17)	(1)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	7,200	(39)	(32)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	7,200	(39)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	1,900	(9)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	1,900	(9)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	5,600	(29)	(34)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	5,600	(29)	(25)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	3,600	(20)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	3,600	(20)	(1)

							$(268)	$(172)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$95.594	04/06/2023	5,100	$(41)	$(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	2,000	(13)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	1,100	(5)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	2,000	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	1,100	(4)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.945	04/06/2023	2,400	$(11)	$(8)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	3,700	(15)	(22)

					$(99)	$(54)

Total Written Options					$(367)	$(226)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.160%	$	2,000	$(42)	$63	$21	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537		2,000	(32)	52	20	0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.160		1,900	(41)	61	20	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.216		4,500	13	48	61	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.533		1,400	30	(13)	17	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.603		1,800	(18)	31	13	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.286		600	(23)	20	0	(3)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.216		2,000	5	22	27	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173		500	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		400	(3)	7	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.286		2,000	(80)	71	0	(9)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		1,600	(25)	34	9	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		300	(4)	6	2	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		600	(12)	16	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		200	(2)	4	2	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	2.469		11,400	(145)	(408)	0	(553)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.019		1,400	0	0	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		300	(3)	6	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		500	1	2	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		1,200	(4)	7	3	0

Total Swap Agreements								$(390)	$35	$210	$(565)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$41	$41	$0	$(70)	$0	$(70)	$(29)	$31	$2
BRC	0	0	111	111	0	0	(3)	(3)	108	0	108
FBF	0	0	27	27	0	0	0	0	27	0	27
GLM	0	0	0	0	0	(109)	0	(109)	(109)	0	(109)
GST	0	0	5	5	0	0	(9)	(9)	(4)	0	(4)
HUS	0	0	11	11	0	0	0	0	11	0	11
JPM	0	0	6	6	0	(25)	(553)	(578)	(572)	702	130
MYC	0	0	9	9	0	0	0	0	9	156	165
SAL	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)

Total Over the Counter	$0	$0	$210	$210	$0	$(226)	$(565)	$(791)

(m)

Securities with an aggregate market value of $889 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$316	$316
Swap Agreements	0	277	0	0	166	443

	$0	$277	$0	$0	$482	$759

Over the counter
Swap Agreements	$0	$210	$0	$0	$0	$210

	$0	$487	$0	$0	$482	$969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$89	$89
Futures	0	0	0	0	2	2
Swap Agreements	0	47	0	0	148	195

	$0	$47	$0	$0	$239	$286

Over the counter
Written Options	$0	$0	$0	$0	$226	$226
Swap Agreements	0	565	0	0	0	565

	$0	$565	$0	$0	$226	$791

	$0	$612	$0	$0	$465	$1,077

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$99	$99
Futures	0	0	0	0	(1,375)	(1,375)
Swap Agreements	0	(10,876)	0	0	13,906	3,030

	$0	$(10,876)	$0	$0	$12,630	$1,754

Over the counter
Written Options	$0	$516	$0	$0	$1,150	$1,666
Swap Agreements	0	(1,386)	0	0	0	(1,386)

	$0	$(870)	$0	$0	$1,150	$280

	$0	$(11,746)	$0	$0	$13,780	$2,034

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)	March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$224	$224
Futures	0	0	0	0	5,010	5,010
Swap Agreements	0	2,166	0	0	(19,098)	(16,932)

	$0	$2,166	$0	$0	$(13,864)	$(11,698)

Over the counter
Written Options	$0	$(279)	$0	$0	$9,630	$9,351
Swap Agreements	0	1,964	0	0	0	1,964

	$0	$1,685	$0	$0	$9,630	$11,315

	$0	$3,851	$0	$0	$(4,234)	$(383)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,579	$6,483	$8,062
Corporate Bonds & Notes
Banking & Finance	0	1,303,393	0	1,303,393
Industrials	0	842,770	0	842,770
Utilities	0	314,595	2,600	317,195
Convertible Bonds & Notes
Industrials	0	1,140	0	1,140
Municipal Bonds & Notes
California	0	1,653	0	1,653
Georgia	0	9,257	0	9,257
Illinois	0	702	0	702
Massachusetts	0	311	0	311
New York	0	314	0	314
Ohio	0	8,604	0	8,604
U.S. Government Agencies	0	117,607	0	117,607
U.S. Treasury Obligations	0	173,039	0	173,039
Non-Agency Mortgage-Backed Securities	0	17,400	0	17,400
Asset-Backed Securities	0	10,447	0	10,447
Sovereign Issues	0	21,613	264	21,877
Convertible Preferred Securities
Financials	15,515	0	0	15,515
Preferred Securities
Financials	7,265	118,214	0	125,479
Industrials	0	2,619	0	2,619
Utilities	0	1,510	0	1,510
Short-Term Instruments
Commercial Paper	0	21,676	0	21,676
Repurchase Agreements	0	3,365	0	3,365
Short-Term Notes	0	7,086	0	7,086

	$22,780	$2,978,894	$9,347	$3,011,021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$282,246	$0	$0	$282,246

Total Investments	$305,026	$2,978,894	$9,347	$3,293,267

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,986)	$0	$(13,986)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	759	0	759
Over the counter	0	210	0	210

	$0	$969	$0	$969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(286)	$0	$(286)
Over the counter	0	(791)	0	(791)

	$0	$(1,077)	$0	$(1,077)

Total Financial Derivative Instruments	$0	$(108)	$0	$(108)

Totals	$305,026	$2,964,800	$9,347	$3,279,173

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~	$3,742	$3,751

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	41,008	38,342

Charter Communications Operating LLC
6.557% due 02/01/2027	56,174	55,745

Delos Finance SARL
6.909% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	17,726

DT Midstream, Inc.
6.845% (LIBOR01M + 2.000%) due 06/26/2028 ~	2,356	2,360

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~	22,400	22,372

Setanta Aircraft Leasing Designated Activity Co.
7.159% (LIBOR03M + 2.000%) due 11/05/2028 ~	25,000	25,028

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~	20,710	21,497

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	10,095	8,883

Total Loan Participations and Assignments (Cost $199,177)		195,704

CORPORATE BONDS & NOTES 76.5%

BANKING & FINANCE 24.9%

Accident Fund Insurance Co. of America
8.500% due 08/01/2032	103,000	108,202

AerCap Ireland Capital DAC
3.000% due 10/29/2028	22,300	19,485
3.300% due 01/30/2032	16,800	13,930
3.850% due 10/29/2041	6,200	4,757
3.875% due 01/23/2028	150	139
4.625% due 10/15/2027	16,500	15,963

Agree LP
4.800% due 10/01/2032	5,300	5,112

AIA Group Ltd.
3.200% due 09/16/2040	3,900	2,919
3.900% due 04/06/2028	2,200	2,129

Aircastle Ltd.
2.850% due 01/26/2028	12,500	10,766

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032 (k)	13,500	10,404
3.000% due 05/18/2051	9,500	5,914
3.450% due 04/30/2025	700	672
3.550% due 03/15/2052	18,300	12,790
4.000% due 02/01/2050	13,100	9,978
4.850% due 04/15/2049	900	783

Alleghany Corp.
4.900% due 09/15/2044	5,400	5,114

Ally Financial, Inc.
2.200% due 11/02/2028	800	638
3.050% due 06/05/2023	22,600	22,390
6.700% due 02/14/2033	6,200	5,516
8.000% due 11/01/2031	18,415	19,345

American Assets Trust LP
3.375% due 02/01/2031	30,500	24,530

American Financial Group, Inc.
4.500% due 06/15/2047	40,300	34,022

American Homes 4 Rent LP
3.375% due 07/15/2051	10,700	7,102
3.625% due 04/15/2032	15,200	13,183
4.250% due 02/15/2028	7,483	7,030
4.300% due 04/15/2052	10,700	8,445
4.900% due 02/15/2029	11,300	10,895

American International Group, Inc.
4.375% due 06/30/2050	6,200	5,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Tower Corp.
0.950% due 10/05/2030	EUR	4,300	$3,586
2.100% due 06/15/2030		$17,100	13,982
2.950% due 01/15/2025		7,500	7,224
2.950% due 01/15/2051 (k)		40,000	25,660
3.100% due 06/15/2050		14,059	9,246
3.125% due 01/15/2027		16,200	15,094
3.375% due 10/15/2026		6,487	6,150
3.600% due 01/15/2028		2,250	2,112
3.700% due 10/15/2049		7,300	5,366
3.800% due 08/15/2029		61,500	57,203
3.950% due 03/15/2029		23,300	21,841
4.050% due 03/15/2032		1,300	1,191
4.400% due 02/15/2026		3,100	3,058
5.650% due 03/15/2033		11,900	12,257

AmFam Holdings, Inc.
2.805% due 03/11/2031		11,960	9,118
3.833% due 03/11/2051		10,315	6,736

Antares Holdings LP
2.750% due 01/15/2027		7,700	6,280
3.750% due 07/15/2027		18,400	15,576
3.950% due 07/15/2026		4,100	3,561

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	3,747

Arch Capital Group Ltd.
3.635% due 06/30/2050		23,025	17,239

Ares Capital Corp.
3.200% due 11/15/2031		2,900	2,215

Ares Finance Co. LLC
3.250% due 06/15/2030		6,400	5,401
3.650% due 02/01/2052		5,100	3,369
4.125% due 06/30/2051 •		12,400	9,690

Arthur J Gallagher & Co.
3.500% due 05/20/2051		17,500	12,621

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		7,600	6,524
3.600% due 09/15/2051		10,300	7,164

Athene Global Funding
2.500% due 01/14/2025		3,300	3,116

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,699
5.500% due 12/15/2024		7,600	7,509
6.250% due 04/15/2028 (a)		6,600	6,605

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027 (k)		41,354	35,030
2.875% due 02/15/2025		5,700	5,353
5.500% due 01/15/2026		15,000	14,701

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,771

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	3,630

Banco de Credito e Inversiones SA
3.500% due 10/12/2027		$6,400	5,835

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		5,100	4,793

Banco Santander SA
2.746% due 05/28/2025		6,600	6,230
3.306% due 06/27/2029		7,200	6,427
3.490% due 05/28/2030		5,400	4,722
4.379% due 04/12/2028		18,400	17,390

Bancolombia SA
3.000% due 01/29/2025		11,800	11,112

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(h)		7,500	7,298

Bank of America Corp.
2.299% due 07/21/2032 •		12,355	9,966
2.687% due 04/22/2032 •		10,000	8,351
2.972% due 07/21/2052 •		1,700	1,148
3.194% due 07/23/2030 •		30,600	27,221
3.311% due 04/22/2042 •		8,700	6,746
3.419% due 12/20/2028 •		85,251	79,275
3.593% due 07/21/2028 •		13,900	13,073
3.974% due 02/07/2030 •		14,862	13,905
4.083% due 03/20/2051 •		2,200	1,811
4.271% due 07/23/2029 •		3,000	2,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.571% due 04/27/2033 •		$88,000	$83,833
5.015% due 07/22/2033 •		5,200	5,147
7.750% due 05/14/2038		8,700	10,431
8.050% due 06/15/2027		3,180	3,469

Bank of America NA
6.000% due 10/15/2036		9,200	9,948

Bank of Nova Scotia
4.900% due 06/04/2025 •(g)(h)		6,600	6,023

Barclays PLC
3.330% due 11/24/2042 •(k)		6,000	4,319
4.338% due 05/16/2024 •		15,000	14,964
4.375% due 01/12/2026		5,000	4,831
4.972% due 05/16/2029 •		39,897	38,513
5.088% due 06/20/2030 •		2,075	1,922
5.746% due 08/09/2033 •		2,400	2,354
7.125% due 06/15/2025 •(g)(h)	GBP	8,400	9,087
7.437% due 11/02/2033 •		$8,500	9,403
7.750% due 09/15/2023 •(g)(h)		10,700	9,842

Berkshire Hathaway Finance Corp.
2.875% due 03/15/2032		7,900	7,112
3.850% due 03/15/2052		13,600	11,413
4.200% due 08/15/2048		13,700	12,510
4.250% due 01/15/2049		3,500	3,233

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		745	715

BGC Partners, Inc.
4.375% due 12/15/2025		6,100	5,807
5.375% due 07/24/2023		20,500	20,441

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032 (k)		7,200	5,477
2.800% due 09/30/2050		10,500	6,243
3.200% due 01/30/2052		43,000	27,265
3.500% due 09/10/2049		5,500	3,784
4.000% due 10/02/2047		8,400	6,398

Blackstone Private Credit Fund
4.700% due 03/24/2025		7,100	6,808

Blackstone Secured Lending Fund
2.750% due 09/16/2026		8,300	7,192

Block Financial LLC
2.500% due 07/15/2028		6,700	5,782

Blue Owl Finance LLC
3.125% due 06/10/2031 (k)		28,800	21,511
4.125% due 10/07/2051		10,500	6,593
4.375% due 02/15/2032		11,000	8,725

BNP Paribas SA
2.871% due 04/19/2032 •		6,200	5,168
3.052% due 01/13/2031 •		10,700	9,183
3.132% due 01/20/2033 •		39,900	33,377
5.125% due 01/13/2029 •		15,000	15,043
5.198% due 01/10/2030 •		3,400	3,311
6.625% due 03/25/2024 •(g)(h)		11,000	10,385
7.750% due 08/16/2029 •(g)(h)		15,000	14,396

Brighthouse Financial, Inc.
3.850% due 12/22/2051		13,100	8,504
4.700% due 06/22/2047		5,355	3,921

Brookfield Finance LLC
3.450% due 04/15/2050		19,000	12,922

Brookfield Finance, Inc.
3.500% due 03/30/2051		14,900	9,946
3.625% due 02/15/2052		33,900	23,099
4.700% due 09/20/2047		34,350	29,720

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	9,946
4.950% due 03/17/2052		14,800	12,682

Cantor Fitzgerald LP
4.500% due 04/14/2027		14,500	13,543

Capital One Financial Corp.
5.268% due 05/10/2033 •		14,800	13,946

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	5,360

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,299

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		12,213	11,338

Chubb INA Holdings, Inc.
2.850% due 12/15/2051		8,500	6,010
3.050% due 12/15/2061		17,548	11,865

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
3.200% due 12/17/2030		$2,500	$1,929
4.100% due 06/15/2051		38,200	23,182

Cibanco SA Ibm
4.962% due 07/18/2029		7,200	6,666

Citigroup, Inc.
2.561% due 05/01/2032 •(i)		6,945	5,767
3.057% due 01/25/2033 •(i)		7,500	6,352
3.200% due 10/21/2026		14,852	14,025
3.668% due 07/24/2028 •		17,500	16,592
3.785% due 03/17/2033 •(i)		14,425	12,944
4.075% due 04/23/2029 •		48,000	45,806
7.375% due 05/15/2028 •(g)		24,800	24,432
8.125% due 07/15/2039		10,566	13,645

CME Group, Inc.
2.650% due 03/15/2032		8,900	7,731
4.150% due 06/15/2048		2,875	2,617

Commonwealth Bank of Australia
3.784% due 03/14/2032 (h)		13,700	11,537

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •		42,900	38,416
4.625% due 12/29/2025 •(g)(h)	EUR	9,200	9,076

Corebridge Financial, Inc.
3.900% due 04/05/2032		$21,500	18,636
4.350% due 04/05/2042		10,400	8,572
4.400% due 04/05/2052		45,700	35,846
6.875% due 12/15/2052 •		12,500	11,168

Corporate Office Properties LP
2.250% due 03/15/2026		3,600	3,182
2.900% due 12/01/2033		4,000	2,794

Credit Suisse AG
6.500% due 08/08/2023 (h)		47,877	46,022
7.500% due 02/15/2028		34,800	36,975

Credit Suisse Group AG
0.625% due 01/18/2033	EUR	800	569
2.593% due 09/11/2025 •		$4,500	4,179
3.091% due 05/14/2032 •		57,529	46,395
3.750% due 03/26/2025		26,250	24,215
3.800% due 06/09/2023		2,400	2,355
3.869% due 01/12/2029 •		10,550	9,419
4.194% due 04/01/2031 •		2,250	2,003
4.207% due 06/12/2024 •		250	243
4.282% due 01/09/2028		17,400	15,725
4.550% due 04/17/2026		13,000	12,009
4.875% due 05/15/2045		7,275	6,208
6.442% due 08/11/2028 •		2,900	2,883
6.537% due 08/12/2033 •		19,750	20,343

Crown Castle, Inc.
2.100% due 04/01/2031		500	409
2.250% due 01/15/2031		3,753	3,112
3.100% due 11/15/2029		7,500	6,671
3.250% due 01/15/2051		36,700	25,316
3.800% due 02/15/2028		14,700	13,961
4.000% due 11/15/2049		39,410	30,680
4.300% due 02/15/2029		4,400	4,246
4.450% due 02/15/2026		16,495	16,290
4.750% due 05/15/2047		16,840	14,799
5.200% due 02/15/2049		18,710	17,568

CubeSmart LP
2.500% due 02/15/2032		12,800	10,288

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		12,500	12,010

Danske Bank AS
5.375% due 01/12/2024		1,500	1,487

Deutsche Bank AG
2.129% due 11/24/2026 •(i)		12,200	10,524
2.625% due 12/16/2024	GBP	12,200	13,913
3.547% due 09/18/2031 •		$27,250	22,369
3.729% due 01/14/2032 •(i)		36,000	26,879
3.742% due 01/07/2033 •		17,700	12,822
3.875% due 02/12/2024	GBP	3,900	4,668
3.961% due 11/26/2025 •		$14,600	13,823

Digital Realty Trust LP
3.700% due 08/15/2027		500	462
4.450% due 07/15/2028		10,900	10,264

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		36,000	30,408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
3.750% due 08/15/2029		$11,360	$8,719
4.500% due 04/01/2025		200	193
4.500% due 06/01/2027		9,325	7,738
4.750% due 12/15/2026		100	87
4.950% due 04/15/2028		13,000	10,868

Equinix, Inc.
3.000% due 07/15/2050		17,681	11,560
3.400% due 02/15/2052		11,300	7,947
3.900% due 04/15/2032		54,700	49,783

Equitable Holdings, Inc.
3.900% due 04/20/2023		520	519
4.350% due 04/20/2028		12,407	11,929
5.000% due 04/20/2048		38,275	32,939

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	8,000	6,481

Essential Properties LP
2.950% due 07/15/2031		$5,000	3,677

Essex Portfolio LP
2.550% due 06/15/2031		7,500	6,173
2.650% due 09/01/2050		11,800	7,059
3.625% due 05/01/2027		900	853
4.500% due 03/15/2048		3,900	3,252

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		6,800	4,602
3.500% due 10/15/2050		1,500	1,092

Extra Space Storage LP
2.350% due 03/15/2032		10,000	7,870
3.900% due 04/01/2029		2,900	2,674

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		7,200	6,794
4.850% due 04/17/2028		18,100	17,650
5.625% due 08/16/2032		17,900	17,613

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	16,948

First American Financial Corp.
4.000% due 05/15/2030		3,300	2,987

FMR LLC
5.150% due 02/01/2043		1,550	1,420
6.450% due 11/15/2039		500	537

Ford Holdings LLC
9.300% due 03/01/2030		14,575	16,911

Ford Motor Credit Co. LLC
5.584% due 03/18/2024		52,500	52,041

Franklin Resources, Inc.
2.950% due 08/12/2051		2,800	1,817

FS KKR Capital Corp.
3.125% due 10/12/2028		17,400	14,260

Globe Life, Inc.
2.150% due 08/15/2030		700	571

GLP Capital LP
3.250% due 01/15/2032		2,300	1,868
4.000% due 01/15/2030		13,040	11,579
4.000% due 01/15/2031		3,100	2,662
5.300% due 01/15/2029		28,800	27,507
5.750% due 06/01/2028		1,166	1,139

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		4,000	3,334
3.102% due 02/24/2033 •		1,700	1,461
3.436% due 02/24/2043 •		14,100	10,896
3.691% due 06/05/2028 •		22,244	21,092
4.017% due 10/31/2038 •		100	87
4.411% due 04/23/2039 •		9,100	8,199
6.250% due 02/01/2041		12,925	14,233
6.750% due 10/01/2037		102,500	111,036

Golub Capital BDC, Inc.
2.050% due 02/15/2027		21,800	17,885

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		21,100	19,773

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	18,399

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	19,823

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		3,200	2,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		$7,903	$6,910

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		6,600	6,528

Hartford Financial Services Group, Inc.
6.989% due 02/12/2067 •		3,600	2,912

Healthpeak Properties, Inc.
6.750% due 02/01/2041		3,500	3,738

High Street Funding Trust
4.682% due 02/15/2048		8,800	7,359

Highwoods Realty LP
2.600% due 02/01/2031		2,700	1,818
4.200% due 04/15/2029		2,198	1,819

Hill City Funding Trust
4.046% due 08/15/2041		15,000	10,539

HSBC Bank USA NA
7.000% due 01/15/2039		11,450	12,551

HSBC Holdings PLC
2.357% due 08/18/2031 •		4,600	3,711
2.804% due 05/24/2032 •		78,700	64,315
2.848% due 06/04/2031 •		6,800	5,717
3.803% due 03/11/2025 •		9,957	9,740
3.900% due 05/25/2026		4,500	4,275
3.973% due 05/22/2030 •		4,000	3,613
4.300% due 03/08/2026		21,131	20,459
4.583% due 06/19/2029 •		7,050	6,696
4.950% due 03/31/2030		4,600	4,518
5.402% due 08/11/2033 •		8,100	8,012
5.875% due 09/28/2026 •(g)(h)	GBP	17,200	18,617
6.100% due 01/14/2042		$10,850	11,643
6.500% due 03/23/2028 •(g)(h)		71,800	62,998
6.500% due 09/15/2037		18,115	17,825
6.800% due 06/01/2038		4,300	4,481
7.000% due 04/07/2038	GBP	1,900	2,375
7.625% due 05/17/2032		$11,547	12,266

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	4,938
3.950% due 11/01/2027		5,600	3,849
4.650% due 04/01/2029		7,537	5,297

ING Groep NV
2.727% due 04/01/2032 •		1,500	1,238
3.950% due 03/29/2027		400	383
5.750% due 11/16/2026 •(g)(h)		5,600	4,850

Intercontinental Exchange, Inc.
3.000% due 09/15/2060		9,146	6,033
4.600% due 03/15/2033		28,200	28,025
4.950% due 06/15/2052		1,600	1,562

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,000	6,968

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		3,200	2,458
2.700% due 01/15/2034		6,600	5,060
4.150% due 04/15/2032		14,500	13,011

Israel Discount Bank
5.375% due 01/26/2028		9,500	9,366

JAB Holdings BV
2.200% due 11/23/2030		4,700	3,745
3.750% due 05/28/2051		1,500	1,036
4.500% due 04/08/2052		56,750	43,500

Jefferies Financial Group, Inc.
6.500% due 01/20/2043		22,200	22,813

JPMorgan Chase & Co.
2.545% due 11/08/2032 •		12,500	10,373
2.739% due 10/15/2030 •		6,375	5,570
2.963% due 01/25/2033 •		31,000	26,532
3.509% due 01/23/2029 •		16,200	15,172
3.702% due 05/06/2030 •		5,000	4,653
3.897% due 01/23/2049 •		4,720	3,878
4.005% due 04/23/2029 •		15,000	14,348
4.586% due 04/26/2033 •		23,000	22,290
5.600% due 07/15/2041		13,220	13,776

Kilroy Realty LP
2.650% due 11/15/2033		15,200	9,458
3.050% due 02/15/2030		1,500	1,103
4.250% due 08/15/2029		12,400	10,481
4.750% due 12/15/2028		2,000	1,702

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR Financial Holdings LLC
5.400% due 05/23/2033		$15,900	$15,115

KKR Group Finance Co. LLC
3.500% due 08/25/2050		31,450	21,286
3.625% due 02/25/2050		26,000	17,974
4.850% due 05/17/2032		19,000	18,315

La Mondiale SAM
2.125% due 06/23/2031	EUR	3,500	3,007

Lazard Group LLC
4.500% due 09/19/2028		$400	381

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	18,565

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		20,300	14,199
4.300% due 02/01/2061		14,500	8,637

Life Storage LP
3.875% due 12/15/2027		1,100	1,042

Lloyds Bank PLC
0.000% due 04/02/2032 þ		29,200	18,650

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	9,336
4.375% due 03/22/2028		3,400	3,230
4.450% due 05/08/2025		500	487
4.550% due 08/16/2028		32,500	30,890

LSEGA Financing PLC
3.200% due 04/06/2041		2,700	2,064

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	2,050

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		$4,900	4,212
4.350% due 01/30/2047		4,800	4,161
4.900% due 03/15/2049		8,100	7,741
5.450% due 03/15/2053		10,800	11,141
6.250% due 11/01/2052		4,900	5,526

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		11,166	7,874
4.900% due 04/01/2077		4,800	4,173
5.077% due 02/15/2069 •		27,500	25,084

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		7,100	6,781

MetLife, Inc.
5.000% due 07/15/2052		900	843
9.250% due 04/08/2068		51,066	60,325
10.750% due 08/01/2069		5,132	6,668

Mid-America Apartments LP
3.600% due 06/01/2027		300	287
4.300% due 10/15/2023		11,900	11,868

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	11,372
2.309% due 07/20/2032 •		3,000	2,405
3.751% due 07/18/2039		16,200	13,919
4.153% due 03/07/2039		7,700	6,825
4.286% due 07/26/2038		7,900	7,350
4.315% due 04/19/2033 •		25,000	23,065
5.133% due 07/20/2033 •		17,300	17,144
5.441% due 02/22/2034 •		17,000	17,190

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	14,521
2.172% due 05/22/2032 •		7,400	5,809
2.201% due 07/10/2031 •		14,800	11,987
5.669% due 09/13/2033 •		4,300	4,367
5.754% due 05/27/2034 •		1,500	1,535

Morgan Stanley
0.000% due 04/02/2032 þ(i)		62,100	38,618
2.239% due 07/21/2032 •		28,500	22,888
2.943% due 01/21/2033 •		5,200	4,409
3.217% due 04/22/2042 •		15,200	11,754
3.591% due 07/22/2028 •		400	378
3.875% due 01/27/2026		4,095	3,999
5.297% due 04/20/2037 •		31,500	29,725
5.948% due 01/19/2038 •		7,100	7,067
6.375% due 07/24/2042		5,950	6,726

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		7,885	7,797

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		19,870	19,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nasdaq, Inc.
2.500% due 12/21/2040		$6,000	$3,963
3.950% due 03/07/2052		1,800	1,401

National Health Investors, Inc.
3.000% due 02/01/2031		10,600	8,013

National Retail Properties, Inc.
2.500% due 04/15/2030		500	418
3.500% due 04/15/2051		3,800	2,616

Nationwide Building Society
3.960% due 07/18/2030 •		26,756	24,160
4.302% due 03/08/2029 •		5,500	5,080

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	7,617

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050		2,250	1,783
9.375% due 08/15/2039		32,300	43,993

NatWest Group PLC
4.269% due 03/22/2025 •		33,160	32,555
4.445% due 05/08/2030 •		1,900	1,786
4.600% due 06/28/2031 •(g)(h)		27,100	19,142
4.892% due 05/18/2029 •		32,700	31,427
5.076% due 01/27/2030 •		46,350	45,113
5.125% due 05/12/2027 •(g)(h)	GBP	1,500	1,495
6.016% due 03/02/2034 •		$5,000	5,186

Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	5,975
4.875% due 04/15/2045		13,688	11,384

New York Life Insurance Co.
4.450% due 05/15/2069		16,700	14,373
6.750% due 11/15/2039		4,260	4,997

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		36,900	29,333
5.100% due 10/16/2044 •		15,650	15,085

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		39,200	34,763
2.750% due 03/09/2028		11,000	9,311
3.875% due 09/21/2023		8,000	7,912

Nomura Holdings, Inc.
2.172% due 07/14/2028		15,900	13,283
2.608% due 07/14/2031		12,400	9,749
2.679% due 07/16/2030		11,200	9,063
2.999% due 01/22/2032		14,100	11,331
3.103% due 01/16/2030		4,700	3,984
5.842% due 01/18/2028		12,400	12,512
6.181% due 01/18/2033		45,000	45,845

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		5,700	4,440

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051		31,400	23,087
3.625% due 09/30/2059		62,990	46,459
3.850% due 09/30/2047		10,340	8,289
6.063% due 03/30/2040		1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	374

Old Republic International Corp.
3.850% due 06/11/2051		37,900	28,489

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		500	395
3.625% due 10/01/2029		4,000	3,360
4.750% due 01/15/2028		7,900	7,329
5.250% due 01/15/2026		15,000	14,751

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050		5,400	3,968

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	3,646

Owl Rock Capital Corp.
2.875% due 06/11/2028		2,600	2,111

Pacific Life Insurance Co.
9.250% due 06/15/2039		63,816	85,978

Pacific LifeCorp
3.350% due 09/15/2050		5,700	4,077

Penn Mutual Life Insurance Co.
3.800% due 04/29/2061		40,000	28,468
7.625% due 06/15/2040		32,535	36,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
3.950% due 01/15/2028	$7,900	$7,415
4.300% due 03/15/2027	2,975	2,875

Pine Street Trust
4.572% due 02/15/2029	23,500	22,129
5.568% due 02/15/2049	23,800	21,635

Pinnacol Assurance
8.625% due 06/25/2034 «(i)	24,000	26,879

Piper Sandler Cos.
5.200% due 10/15/2023	23,000	22,943

PNC Financial Services Group, Inc.
6.000% due 05/15/2027 •(g)	35,600	33,133
6.200% due 09/15/2027 •(g)	8,500	7,885
6.250% due 03/15/2030 •(g)	9,500	8,810

Popular, Inc.
7.250% due 03/13/2028	14,700	14,557

Progressive Corp.
3.700% due 01/26/2045	1,390	1,129
3.700% due 03/15/2052	4,500	3,608
4.125% due 04/15/2047	1,700	1,500

Prudential Financial, Inc.
3.700% due 03/13/2051	1,500	1,139
3.935% due 12/07/2049	173	137
5.125% due 03/01/2052 •	8,400	7,423

Rayonier LP
2.750% due 05/17/2031	7,500	6,198

Realty Income Corp.
3.400% due 01/15/2028	1,265	1,189
3.950% due 08/15/2027	11,848	11,430

Regency Centers LP
2.950% due 09/15/2029	1,000	867
4.125% due 03/15/2028	1,100	1,045
4.400% due 02/01/2047	4,200	3,435
4.650% due 03/15/2049	1,500	1,287

Rexford Industrial Realty LP
2.125% due 12/01/2030	11,800	9,486

Sabra Health Care LP
3.200% due 12/01/2031	15,350	11,275
3.900% due 10/15/2029	3,368	2,791

Sammons Financial Group, Inc.
3.350% due 04/16/2031	18,300	14,440

Santander Holdings USA, Inc.
4.400% due 07/13/2027	5,200	4,873
6.499% due 03/09/2029 •	2,000	2,000

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •	17,160	13,871
3.823% due 11/03/2028 •	55,945	51,318

SBA Tower Trust
2.328% due 07/15/2052	10,300	9,170

Selective Insurance Group, Inc.
5.375% due 03/01/2049	8,800	8,221

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028	4,200	3,548

Societe Generale SA
3.337% due 01/21/2033 •	27,760	22,360
6.221% due 06/15/2033 •	11,700	10,889
6.691% due 01/10/2034 •	17,000	17,406

Spirit Realty LP
2.700% due 02/15/2032	11,400	8,933
3.200% due 02/15/2031	11,100	9,254
3.400% due 01/15/2030	9,025	7,767
4.000% due 07/15/2029	200	180
4.450% due 09/15/2026	2,350	2,256

Standard Chartered PLC
3.265% due 02/18/2036 •	15,500	12,145
3.603% due 01/12/2033 •	3,200	2,592
6.301% due 01/09/2029 •	21,500	21,992

Stellantis Finance U.S., Inc.
6.375% due 09/12/2032	700	735

Stifel Financial Corp.
4.000% due 05/15/2030	5,600	4,924

STORE Capital Corp.
2.750% due 11/18/2030	1,900	1,403

Sumitomo Life Insurance Co.
3.375% due 04/15/2081 •	16,300	13,680

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		$37,100	$30,260
2.750% due 01/15/2030		2,700	2,331
3.040% due 07/16/2029		11,300	10,019
5.710% due 01/13/2030		18,400	19,011

Sun Communities Operating LP
2.700% due 07/15/2031		6,800	5,508
5.700% due 01/15/2033		8,000	8,015

SVB Financial Group
4.570% due 04/29/2033 ^(c)		16,800	9,759

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(g)(h)		6,000	4,841

Synchrony Financial
2.875% due 10/28/2031		17,900	12,685
4.500% due 07/23/2025		600	545

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	21,691
4.270% due 05/15/2047		11,300	9,549
4.900% due 09/15/2044		18,400	17,034
6.850% due 12/16/2039		5,129	5,763

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	305	383

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$7,500	6,210

Toronto-Dominion Bank
8.125% due 10/31/2082 •(h)		25,000	25,438

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		7,933	10,152

Travelers Cos., Inc.
4.050% due 03/07/2048		4,000	3,496

Truist Financial Corp.
6.123% due 10/28/2033 •		15,000	15,751

Trust Fibra Uno
6.390% due 01/15/2050		23,500	17,677
6.950% due 01/30/2044		25,270	20,686

Trustage Financial Group, Inc.
4.625% due 04/15/2032		54,700	49,072

U.S. Bancorp
4.839% due 02/01/2034 •		700	680

UBS AG
5.125% due 05/15/2024 (h)		17,121	16,679

UBS Group AG
2.746% due 02/11/2033 •		10,900	8,742
3.179% due 02/11/2043 •		1,100	785
4.125% due 09/24/2025		400	383
4.125% due 04/15/2026		34,600	32,918
4.875% due 02/12/2027 •(g)(h)		11,400	8,908
4.988% due 08/05/2033 •		5,000	4,773
5.959% due 01/12/2034 •		40,000	41,086

UDR, Inc.
3.500% due 07/01/2027		3,323	3,156

UniCredit SpA
3.127% due 06/03/2032 •		4,800	3,773
7.830% due 12/04/2023		78,050	78,774

Unum Group
4.500% due 12/15/2049		500	367

Ventas Realty LP
4.125% due 01/15/2026		600	583
4.400% due 01/15/2029		1,900	1,802
4.875% due 04/15/2049		4,300	3,755

VICI Properties LP
5.125% due 05/15/2032		7,700	7,261
5.625% due 05/15/2052		24,400	21,999

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,193

Voya Financial, Inc.
4.700% due 01/23/2048 •		6,800	5,411

W R Berkley Corp.
4.000% due 05/12/2050		4,900	3,965

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,500	14,869
2.572% due 02/11/2031 •		21,200	17,981
2.879% due 10/30/2030 •		43,600	37,918
3.000% due 04/22/2026		8,100	7,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.196% due 06/17/2027 •		$2,100	$1,976
3.350% due 03/02/2033 •		4,800	4,164
3.584% due 05/22/2028 •		31,500	29,701
4.611% due 04/25/2053 •		64,700	57,476
7.950% due 11/15/2029		1,000	1,113

Wells Fargo Bank NA
5.850% due 02/01/2037		5,901	6,171
5.950% due 08/26/2036		800	842
6.600% due 01/15/2038		22,877	25,630

Welltower, Inc.
4.950% due 09/01/2048		3,500	2,998
6.500% due 03/15/2041		29,850	31,250

Weyerhaeuser Co.
3.375% due 03/09/2033		3,800	3,343
4.000% due 04/15/2030		1,500	1,403
6.875% due 12/15/2033		14,477	15,893
6.950% due 10/01/2027		4,500	4,795
7.375% due 03/15/2032		39,647	45,596

Willis North America, Inc.
3.875% due 09/15/2049		13,550	10,192

WP Carey, Inc.
4.000% due 02/01/2025		800	775

			6,499,596

INDUSTRIALS 36.3%

7-Eleven, Inc.
2.500% due 02/10/2041		4,470	3,023
2.800% due 02/10/2051		23,200	14,947

AbbVie, Inc.
4.250% due 11/21/2049		6,800	6,007
4.300% due 05/14/2036		23,400	22,012
4.400% due 11/06/2042 (k)		44,212	40,442
4.450% due 05/14/2046		33,650	30,475
4.500% due 05/14/2035		37,877	36,737
4.550% due 03/15/2035		565	553
4.700% due 05/14/2045		21,000	19,694
4.850% due 06/15/2044		51,900	49,748

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		7,900	7,389

Activision Blizzard, Inc.
2.500% due 09/15/2050		35,200	23,627

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		4,800	3,429

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030		11,150	9,457

AEP Transmission Co. LLC
3.150% due 09/15/2049		6,000	4,377
3.650% due 04/01/2050		2,700	2,146
4.250% due 09/15/2048		1,474	1,297
5.400% due 03/15/2053		11,300	11,788

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	4,600	4,017

Aetna, Inc.
4.750% due 03/15/2044		$50	46
6.750% due 12/15/2037		4,085	4,501

Air Canada Pass-Through Trust
4.125% due 11/15/2026		10,610	10,016
5.250% due 10/01/2030		5,989	5,844

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		15,920	15,477

Alcon Finance Corp.
3.000% due 09/23/2029		500	453

Alibaba Group Holding Ltd.
2.125% due 02/09/2031		13,400	11,096
2.700% due 02/09/2041		38,869	26,141
3.150% due 02/09/2051		1,150	754
3.250% due 02/09/2061		24,200	15,238
4.000% due 12/06/2037		21,700	18,637
4.200% due 12/06/2047		17,900	14,170
4.400% due 12/06/2057		7,600	6,081
4.500% due 11/28/2034		10,850	10,237

Altria Group, Inc.
3.875% due 09/16/2046		9,080	6,546
5.950% due 02/14/2049		22,500	21,321
6.200% due 02/14/2059		6,929	6,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amazon.com, Inc.
2.500% due 06/03/2050	$3,000	$2,036
2.700% due 06/03/2060	2,900	1,907
3.100% due 05/12/2051	19,800	15,019
3.250% due 05/12/2061	40,500	29,892
4.100% due 04/13/2062	11,000	9,695
4.250% due 08/22/2057 (k)	19,800	18,065

American Airlines Pass-Through Trust
2.875% due 01/11/2036	20,632	17,036
3.000% due 04/15/2030	506	448
3.150% due 08/15/2033	7,238	6,350
3.200% due 12/15/2029	5,810	5,224
3.350% due 04/15/2031	3,782	3,386
3.375% due 11/01/2028	6,508	5,670
3.500% due 08/15/2033	3,265	2,721
3.575% due 07/15/2029	6,078	5,601
3.600% due 03/22/2029	6,776	6,219
3.600% due 04/15/2031	2,916	2,534
3.650% due 02/15/2029	2,272	2,074
3.700% due 04/01/2028	6,303	5,781
4.000% due 01/15/2027	3,102	2,812

Amgen, Inc.
2.800% due 08/15/2041	3,700	2,705
3.375% due 02/21/2050	10,300	7,753
4.200% due 02/22/2052	6,900	5,861
4.400% due 05/01/2045	1,000	884
4.563% due 06/15/2048	11,574	10,489
4.663% due 06/15/2051	170,913	155,450
4.950% due 10/01/2041	4,650	4,434
5.250% due 03/02/2033	36,600	37,623
5.750% due 03/02/2063	35,000	36,359

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	9,100	8,099
3.750% due 10/01/2030	5,600	4,903

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	97,900	97,554
4.900% due 02/01/2046	164,610	161,078

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	500	489

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040	24,000	22,312
4.375% due 04/15/2038	11,300	10,741
4.439% due 10/06/2048	16,601	15,167
4.600% due 04/15/2048	5,286	4,994
4.950% due 01/15/2042	5,800	5,733
5.450% due 01/23/2039	12,150	12,772
5.800% due 01/23/2059	54,300	59,702

Apple, Inc.
2.650% due 05/11/2050	4,100	2,894
2.800% due 02/08/2061	7,100	4,840
2.850% due 08/05/2061	8,400	5,802
2.950% due 09/11/2049	21,100	15,956
3.750% due 09/12/2047	21,600	18,925
3.850% due 08/04/2046	58,395	52,224

Aptiv PLC
3.100% due 12/01/2051	16,452	10,448
3.250% due 03/01/2032	10,000	8,719
4.150% due 05/01/2052	2,900	2,279
5.400% due 03/15/2049	10,000	8,986

Arrow Electronics, Inc.
2.950% due 02/15/2032	600	501

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,347

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,161
5.150% due 05/15/2038	22,540	21,921
5.300% due 05/15/2048	25,300	23,665

BAE Systems PLC
3.000% due 09/15/2050	11,700	8,190
3.400% due 04/15/2030	7,700	7,073

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	15,000	11,333

Barrick North America Finance LLC
5.700% due 05/30/2041	8,500	8,936

BAT Capital Corp.
4.390% due 08/15/2037	12,200	9,965
4.540% due 08/15/2047	23,333	17,407
4.758% due 09/06/2049	4,200	3,228

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baxter International, Inc.
3.132% due 12/01/2051	$10,000	$6,500

Bayer U.S. Finance LLC
4.200% due 07/15/2034	14,484	13,215
4.375% due 12/15/2028	9,800	9,480
4.400% due 07/15/2044	4,000	3,303
4.625% due 06/25/2038	900	825
4.875% due 06/25/2048	27,000	24,243

Becton Dickinson & Co.
3.794% due 05/20/2050	10,700	8,694

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	14,000	9,373

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	24,000	21,730

Biogen, Inc.
3.250% due 02/15/2051	7,181	5,095

Boardwalk Pipelines LP
3.600% due 09/01/2032	20,280	17,458

Boeing Co.
3.250% due 02/01/2035	1,755	1,435
3.600% due 05/01/2034	8,470	7,285
3.625% due 02/01/2031	1,700	1,559
3.650% due 03/01/2047	1,945	1,422
3.750% due 02/01/2050	3,200	2,428
3.825% due 03/01/2059	4,515	3,191
3.950% due 08/01/2059	9,500	6,995
4.508% due 05/01/2023	11,855	11,851
5.705% due 05/01/2040	53,900	54,581
5.805% due 05/01/2050	90,190	90,917
5.930% due 05/01/2060	103,600	103,684

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	12,000	8,516

Boston Scientific Corp.
6.750% due 11/15/2035	43,837	49,641
7.375% due 01/15/2040	42,000	51,459

BP Capital Markets America, Inc.
3.000% due 02/24/2050	700	497
3.060% due 06/17/2041	1,830	1,417

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	12,600	10,542
4.250% due 10/26/2049 (k)	17,900	16,246
4.350% due 11/15/2047	6,584	6,129

British Airways Pass-Through Trust
3.300% due 06/15/2034	20,181	17,475
3.350% due 12/15/2030	1,749	1,511
4.250% due 05/15/2034	1,579	1,480

Broadcom, Inc.
2.600% due 02/15/2033	41,901	32,885
3.137% due 11/15/2035	57,112	43,967
3.187% due 11/15/2036	2,674	2,029
3.419% due 04/15/2033	24,710	20,693
3.469% due 04/15/2034	94,812	77,941
3.500% due 02/15/2041	26,100	19,711
4.150% due 11/15/2030	4,485	4,161
4.150% due 04/15/2032	44,100	40,205
4.300% due 11/15/2032	21,250	19,590
4.926% due 05/15/2037	6,079	5,534

Buckeye Partners LP
5.600% due 10/15/2044	2,300	1,637

Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	27,000	25,084

Cameron LNG LLC
3.402% due 01/15/2038	26,700	23,052
3.701% due 01/15/2039	900	756

Campbell Soup Co.
3.125% due 04/24/2050	10,200	7,198

Canadian Pacific Railway Co.
6.125% due 09/15/2115	51,558	55,462

Carrier Global Corp.
3.377% due 04/05/2040	2,000	1,593

CDW LLC
3.569% due 12/01/2031	11,800	10,160

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	3,715	3,330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cellnex Finance Co. SA
3.875% due 07/07/2041	$4,600	$3,387

Celulosa Arauco y Constitucion SA
5.500% due 11/02/2047	9,000	7,901

Cenovus Energy, Inc.
6.750% due 11/15/2039	7,512	8,006

Centene Corp.
2.450% due 07/15/2028	25,800	22,469
4.625% due 12/15/2029	3,300	3,106

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	1,696
5.400% due 03/01/2033	10,000	10,352

CF Industries, Inc.
5.150% due 03/15/2034	21,425	20,562

Charter Communications Operating LLC
3.500% due 06/01/2041	24,107	16,564
3.500% due 03/01/2042	12,900	8,727
3.700% due 04/01/2051	6,700	4,296
3.750% due 02/15/2028	1,800	1,673
3.850% due 04/01/2061	94,400	58,977
3.900% due 06/01/2052	34,975	23,162
3.950% due 06/30/2062	15,000	9,523
4.200% due 03/15/2028	1,900	1,799
4.400% due 12/01/2061	72,238	49,436
4.800% due 03/01/2050	46,200	35,259
5.125% due 07/01/2049	49,500	39,233
5.250% due 04/01/2053	52,225	42,381
5.375% due 04/01/2038	10,000	8,728
5.375% due 05/01/2047	48,000	39,650
5.500% due 04/01/2063	6,300	5,120
5.750% due 04/01/2048	23,900	20,650
6.384% due 10/23/2035	24,181	24,111
6.484% due 10/23/2045	28,419	26,955
6.834% due 10/23/2055	8,000	7,784

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	21,010	17,356
3.700% due 11/15/2029	5,000	4,609

Coca-Cola Co.
2.500% due 03/15/2051	19,600	13,775
2.750% due 06/01/2060	7,500	5,343

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	11,340

Comcast Corp.
2.650% due 08/15/2062	18,400	11,231
2.800% due 01/15/2051	3,500	2,368
2.887% due 11/01/2051	3,299	2,255
2.937% due 11/01/2056	165,999	110,691
3.200% due 07/15/2036	1,300	1,096
3.450% due 02/01/2050	38,100	29,479
3.969% due 11/01/2047	42,110	35,468
3.999% due 11/01/2049	103,328	86,923
4.000% due 03/01/2048	12,260	10,395
5.650% due 06/15/2035	5,900	6,339
7.050% due 03/15/2033	6,875	8,156

CommonSpirit Health
3.347% due 10/01/2029	10,000	9,004
4.187% due 10/01/2049	2,100	1,719

Conagra Brands, Inc.
4.600% due 11/01/2025	5,341	5,274
5.400% due 11/01/2048	4,095	4,015
7.000% due 10/01/2028	1,800	1,958

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	10,096
4.500% due 05/09/2047	8,100	7,109
4.750% due 05/09/2032	9,900	9,788

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,647	3,527

Continental Resources, Inc.
4.900% due 06/01/2044	34,721	26,924
5.750% due 01/15/2031	8,500	8,174

Corning, Inc.
5.450% due 11/15/2079	5,400	4,988

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,685
4.500% due 08/01/2047	10,970	9,435
5.625% due 10/18/2043	2,200	2,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CoStar Group, Inc.
2.800% due 07/15/2030	$11,400	$9,564

Cox Communications, Inc.
2.950% due 10/01/2050	4,900	3,148
4.500% due 06/30/2043	21,841	18,599
4.700% due 12/15/2042	4,070	3,542
4.800% due 02/01/2035	13,000	12,090

CRH America Finance, Inc.
4.400% due 05/09/2047	2,800	2,394
4.500% due 04/04/2048	8,390	7,267

CSL Finanace PLC Co.
4.750% due 04/27/2052	13,800	13,024
4.950% due 04/27/2062	9,200	8,837

CVS Health Corp.
3.625% due 04/01/2027	2,900	2,796
3.750% due 04/01/2030	4,900	4,588
4.125% due 04/01/2040	10,700	9,212
4.780% due 03/25/2038	1,559	1,487
5.050% due 03/25/2048	39,900	37,365
5.125% due 07/20/2045	7,000	6,647
5.250% due 02/21/2033	6,000	6,126
5.300% due 12/05/2043	7,100	6,995
5.625% due 02/21/2053	22,700	23,024

CVS Pass-Through Trust
4.163% due 08/11/2036	7,989	7,249
4.704% due 01/10/2036	1,195	1,124
5.773% due 01/10/2033	980	989
5.880% due 01/10/2028	2,084	2,094
5.926% due 01/10/2034	23,127	23,128
6.036% due 12/10/2028	982	1,003
6.943% due 01/10/2030	21,442	22,115
7.507% due 01/10/2032	58,305	62,856
8.353% due 07/10/2031	10,881	11,945

DAE Funding LLC
1.550% due 08/01/2024	7,100	6,681

Daimler Trucks Finance North America LLC
2.375% due 12/14/2028	11,300	9,753
2.500% due 12/14/2031	8,904	7,361

DCP Midstream Operating LP
3.250% due 02/15/2032	5,612	4,739

Dell International LLC
3.450% due 12/15/2051	51,000	33,244
4.900% due 10/01/2026	19,197	19,160
5.300% due 10/01/2029	37,730	38,042
5.450% due 06/15/2023	4,355	4,354
6.020% due 06/15/2026	84,825	87,100
8.100% due 07/15/2036	10,633	12,416
8.350% due 07/15/2046	7,448	9,085

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,200	10,727
3.750% due 10/28/2029 (k)	45,863	40,512
4.375% due 04/19/2028	4,000	3,720
4.750% due 10/20/2028	2,150	2,077
7.375% due 01/15/2026 (k)	35,442	36,914

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	13,100	16,017

Devon Energy Corp.
7.950% due 04/15/2032	5,535	6,458

Diamondback Energy, Inc.
4.250% due 03/15/2052	7,100	5,582

Discovery Communications LLC
4.000% due 09/15/2055	2,208	1,467
5.200% due 09/20/2047	30,665	25,440

DT Midstream, Inc.
4.300% due 04/15/2032	17,400	15,616

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	4,115	3,622
4.800% due 11/01/2043	800	701

eBay, Inc.
2.600% due 05/10/2031	1,600	1,360
3.650% due 05/10/2051	7,300	5,480

Ecopetrol SA
7.375% due 09/18/2043	25,700	21,356

El Paso Natural Gas Co. LLC
3.500% due 02/15/2032	9,802	8,452
8.375% due 06/15/2032	25,670	29,987

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elevance Health, Inc.
3.600% due 03/15/2051	$4,350	$3,393
3.700% due 09/15/2049	5,640	4,468
4.375% due 12/01/2047	30,200	26,919
4.550% due 03/01/2048	7,500	6,836
4.550% due 05/15/2052	15,100	13,654
4.625% due 05/15/2042	7,700	7,196
4.650% due 01/15/2043	2,605	2,438
5.100% due 01/15/2044	13,244	12,973

Eli Lilly & Co.
4.875% due 02/27/2053	7,900	8,178

Embotelladora Andina SA
3.950% due 01/21/2050	3,600	2,761

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	2,901
7.375% due 10/15/2045	19,792	23,247

Enbridge, Inc.
2.500% due 08/01/2033	23,600	19,037
3.400% due 08/01/2051	29,500	20,838
4.500% due 06/10/2044	10,948	9,312
5.700% due 03/08/2033	35,300	36,738

Energy Transfer LP
4.050% due 03/15/2025	800	785
4.400% due 03/15/2027	800	778
4.500% due 04/15/2024	300	296
4.900% due 03/15/2035	19,773	18,492
4.950% due 01/15/2043	27,800	23,536
5.000% due 05/15/2044	44,517	38,069
5.000% due 05/15/2050	3,300	2,822
5.150% due 02/01/2043	26,785	23,401
5.150% due 03/15/2045	42,386	36,973
5.300% due 04/01/2044	12,314	10,918
5.300% due 04/15/2047	22,750	19,977
5.350% due 05/15/2045	20,088	17,795
5.400% due 10/01/2047	5,038	4,486
5.800% due 06/15/2038	900	885
6.050% due 06/01/2041	1,900	1,922
6.100% due 02/15/2042	8,356	8,192
6.125% due 12/15/2045	38,548	37,336
6.500% due 02/01/2042	9,063	9,416
6.625% due 10/15/2036	22,002	23,218
7.500% due 07/01/2038	5,100	5,738

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	11,019

Entergy Louisiana LLC
2.900% due 03/15/2051	8,400	5,735
3.100% due 06/15/2041	14,600	11,331
4.200% due 09/01/2048	1,410	1,224
4.750% due 09/15/2052	13,600	12,798
5.000% due 07/15/2044	4,300	4,123

Enterprise Products Operating LLC
4.200% due 01/31/2050	10,568	8,978
4.450% due 02/15/2043	77,745	69,287
4.800% due 02/01/2049	3,575	3,284
4.850% due 08/15/2042	11,300	10,548
4.850% due 03/15/2044	32,362	30,075
5.100% due 02/15/2045	31,665	30,262
5.250% due 08/16/2077 •	5,601	4,750
5.750% due 03/01/2035	13,761	13,848
6.450% due 09/01/2040	4,995	5,487
7.858% (US0003M + 2.986%) due 08/16/2077 ~	8,000	7,524

EQM Midstream Partners LP
4.000% due 08/01/2024	2,095	2,017

EQT Corp.
7.000% due 02/01/2030	2,400	2,514

ERAC USA Finance LLC
7.000% due 10/15/2037	9,200	10,886

Essential Utilities, Inc.
5.300% due 05/01/2052	11,500	11,159

Expedia Group, Inc.
3.250% due 02/15/2030	5,343	4,636
4.625% due 08/01/2027	4,600	4,512

FactSet Research Systems, Inc.
3.450% due 03/01/2032	10,000	8,732

FedEx Corp.
3.875% due 08/01/2042	765	624

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 04/01/2046		$8,300	$7,313
4.750% due 11/15/2045		3,250	2,939
5.100% due 01/15/2044		14,941	14,215

Fidelity National Information Services, Inc.
5.100% due 07/15/2032		12,300	11,988
5.625% due 07/15/2052		4,000	3,848

Fiserv, Inc.
4.400% due 07/01/2049		15,000	12,828

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		6,400	5,265
4.317% due 12/30/2039		55,500	42,296

Flex Ltd.
4.875% due 05/12/2030		17,200	16,748

Ford Foundation
2.415% due 06/01/2050		3,800	2,523
2.815% due 06/01/2070		7,100	4,422

Fortune Brands Innovations, Inc.
4.500% due 03/25/2052		6,000	4,592

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	3,000	2,887

Freeport-McMoRan, Inc.
5.400% due 11/14/2034		$7,400	7,261

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031 (k)		27,100	20,981

GE Capital Funding LLC
4.550% due 05/15/2032		9,751	9,565

Gilead Sciences, Inc.
4.750% due 03/01/2046		2,500	2,406
4.800% due 04/01/2044		325	315

Glencore Finance Canada Ltd.
5.550% due 10/25/2042		8,730	8,403
6.900% due 11/15/2037		100	112

Glencore Finance Europe Ltd.
3.125% due 03/26/2026	GBP	500	583

Global Payments, Inc.
3.200% due 08/15/2029		$4,586	4,038
4.150% due 08/15/2049		4,400	3,294
5.950% due 08/15/2052		21,085	20,105

GNL Quintero SA
4.634% due 07/31/2029		3,824	3,666

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		2,600	2,677
6.510% due 02/23/2042		10,700	11,289

GTL Trade Finance, Inc.
7.250% due 04/16/2044		5,000	5,404

GTP Acquisition Partners LLC
3.482% due 06/15/2050		7,500	7,179

Haleon U.S. Capital LLC
3.625% due 03/24/2032		6,700	6,089
4.000% due 03/24/2052		4,900	4,074

Halliburton Co.
7.450% due 09/15/2039		12,739	14,785

HCA, Inc.
3.500% due 07/15/2051		22,500	15,567
3.625% due 03/15/2032		18,500	16,325
4.500% due 02/15/2027		8,800	8,600
4.625% due 03/15/2052		38,800	32,276
5.250% due 06/15/2049		10,000	9,033
5.500% due 06/15/2047		26,202	24,636

Heineken NV
4.350% due 03/29/2047		12,200	10,766

Helmerich & Payne, Inc.
2.900% due 09/29/2031		15,300	12,711

Hess Corp.
7.300% due 08/15/2031		7,600	8,475

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052		28,000	23,229

Holcim Finance U.S. LLC
4.750% due 09/22/2046		2,400	2,034

Holcim Sterling Finance Netherlands BV
2.250% due 04/04/2034	GBP	5,200	4,716

Home Depot, Inc.
4.400% due 03/15/2045		$9,350	8,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Humana, Inc.
3.950% due 08/15/2049		$11,800	$9,672
5.500% due 03/15/2053		9,000	9,173
5.875% due 03/01/2033		7,200	7,754
8.150% due 06/15/2038		1,000	1,253

Hyatt Hotels Corp.
4.375% due 09/15/2028		1,100	1,052
6.000% due 04/23/2030		5,850	5,945

Hyundai Capital America
2.000% due 06/15/2028		15,000	12,699

Imperial Brands Finance PLC
3.500% due 07/26/2026		7,800	7,316
3.875% due 07/26/2029		6,900	6,212
4.250% due 07/21/2025		19,615	19,005
6.125% due 07/27/2027		13,000	13,351

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		10,800	8,376

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,732	1,468
4.000% due 05/15/2034		11,733	10,785

Juniper Networks, Inc.
5.950% due 03/15/2041		42,478	42,996

Kaiser Foundation Hospitals
4.150% due 05/01/2047		14,300	12,640

Kansas City Southern
3.500% due 05/01/2050		2,300	1,745
4.300% due 05/15/2043		5,000	4,366
4.700% due 05/01/2048		17,700	16,256
4.950% due 08/15/2045		24,795	23,282

Kenvue, Inc.
5.050% due 03/22/2053		13,000	13,409
5.100% due 03/22/2043		1,000	1,032

Keurig Dr Pepper, Inc.
4.500% due 04/15/2052		60,000	53,478

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042		6,209	5,330
5.000% due 08/15/2042		4,000	3,569
5.000% due 03/01/2043		33,335	29,214
5.400% due 09/01/2044		300	279
5.500% due 03/01/2044		5,536	5,212
5.625% due 09/01/2041		1,700	1,621
5.800% due 03/15/2035		10,942	11,149
6.375% due 03/01/2041		10,715	11,088
6.500% due 02/01/2037		12,219	12,953
6.500% due 09/01/2039		36,840	38,703
6.550% due 09/15/2040		30,300	31,217
6.950% due 01/15/2038		800	895
7.400% due 03/15/2031		5,000	5,558
7.500% due 11/15/2040		25,567	28,898

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,365	1,341
5.450% due 08/01/2052		7,100	6,607
7.800% due 08/01/2031		2,000	2,292

Kraft Heinz Foods Co.
4.125% due 07/01/2027	GBP	1,000	1,193
4.375% due 06/01/2046		$6,000	5,233
5.000% due 06/04/2042		10,250	9,840
5.500% due 06/01/2050		7,000	7,094
6.500% due 02/09/2040		47,238	51,975
7.125% due 08/01/2039		16,043	18,365

L3Harris Technologies, Inc.
4.854% due 04/27/2035		2,150	2,123

Las Vegas Sands Corp.
2.900% due 06/25/2025		2,800	2,662
3.200% due 08/08/2024		27,700	26,815
3.500% due 08/18/2026		132,600	123,882
3.900% due 08/08/2029 (k)		15,442	13,954

Leidos, Inc.
2.300% due 02/15/2031		7,900	6,415
4.375% due 05/15/2030		2,000	1,885

Leland Stanford Junior University
2.413% due 06/01/2050		12,600	8,438

Level 3 Financing, Inc.
3.875% due 11/15/2029		11,350	8,225

Lockheed Martin Corp.
3.600% due 03/01/2035		2,500	2,338

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 06/15/2053		$1,000	$910
4.300% due 06/15/2062		23,300	21,236
4.500% due 05/15/2036		2,100	2,078

Lowe’s Cos., Inc.
4.250% due 04/01/2052		2,500	2,054
4.450% due 04/01/2062		6,300	5,150
5.850% due 04/01/2063		16,400	16,651

Marathon Petroleum Corp.
6.500% due 03/01/2041		13,503	14,430

Marriott International, Inc.
2.750% due 10/15/2033		10,000	8,103
2.850% due 04/15/2031		9,700	8,269
3.500% due 10/15/2032		23,700	20,794
3.600% due 04/15/2024		7,600	7,459
4.625% due 06/15/2030		9,690	9,413

Marvell Technology, Inc.
2.950% due 04/15/2031		19,434	16,242
4.875% due 06/22/2028		10,200	10,028

Masco Corp.
4.500% due 05/15/2047		1,909	1,604
7.750% due 08/01/2029		2,539	2,846

Massachusetts Institute of Technology
5.600% due 07/01/2111		1,668	1,866

McDonald’s Corp.
3.625% due 09/01/2049		16,800	13,478

MDC Holdings, Inc.
3.966% due 08/06/2061		10,300	6,206
6.000% due 01/15/2043		16,125	14,034

Merck & Co., Inc.
2.750% due 12/10/2051		13,500	9,569
2.900% due 12/10/2061		13,500	9,259

Meta Platforms, Inc.
4.450% due 08/15/2052		8,000	7,047
4.650% due 08/15/2062		26,200	23,181

Micron Technology, Inc.
5.327% due 02/06/2029		8,500	8,557
6.750% due 11/01/2029		4,836	5,140

Microsoft Corp.
2.675% due 06/01/2060		32,710	22,616
2.921% due 03/17/2052 (k)		20,236	15,404

Mileage Plus Holdings LLC
6.500% due 06/20/2027		5,440	5,428

Moody’s Corp.
2.000% due 08/19/2031		1,700	1,388
3.100% due 11/29/2061		6,000	3,986
3.250% due 05/20/2050		1,500	1,087
3.750% due 02/25/2052		7,600	6,096
4.875% due 12/17/2048		9,000	8,399
5.250% due 07/15/2044		4,144	4,082

Motorola Solutions, Inc.
2.300% due 11/15/2030		3,100	2,521
5.500% due 09/01/2044		5,686	5,405

MPLX LP
4.900% due 04/15/2058		19,120	15,959
4.950% due 03/14/2052		40,343	35,139
5.200% due 03/01/2047		5,000	4,487
5.200% due 12/01/2047		2,100	1,869
5.500% due 02/15/2049		200	186

Mylan, Inc.
5.200% due 04/15/2048		17,200	13,580

National Grid Electricity Transmission PLC
2.000% due 09/16/2038	GBP	919	737
2.000% due 04/17/2040		3,300	2,569

Nationwide Children’s Hospital, Inc.
4.556% due 11/01/2052		$2,500	2,372

NBCUniversal Media LLC
4.450% due 01/15/2043		19,107	17,474

Netflix, Inc.
4.875% due 04/15/2028		9,450	9,411
4.875% due 06/15/2030		1,500	1,495
5.375% due 11/15/2029		3,900	3,966

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		22,905	22,695

Newell Brands, Inc.
5.875% due 04/01/2036		2,309	2,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newmont Corp.
5.450% due 06/09/2044	$31,100	$31,192
6.250% due 10/01/2039	1,710	1,866

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	4,600	4,342
4.810% due 09/17/2030	10,400	9,424

Norfolk Southern Corp.
3.942% due 11/01/2047	4,994	4,110
4.050% due 08/15/2052	2,510	2,079
4.100% due 05/15/2121	9,700	6,879
4.450% due 03/01/2033	5,000	4,866

Northern Natural Gas Co.
3.400% due 10/16/2051	3,500	2,520
4.100% due 09/15/2042	14,000	11,417
4.300% due 01/15/2049	18,375	15,377

Northern Star Resources Ltd.
6.125% due 04/11/2033 (a)	7,600	7,547

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	7,978
4.950% due 03/15/2053	1,700	1,697

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	11,692

NPC Ukrenergo
6.875% due 11/09/2028 ^(c)	800	140

NXP BV
3.150% due 05/01/2027	1,800	1,668
3.250% due 05/11/2041	3,300	2,408
5.000% due 01/15/2033	9,610	9,428
5.350% due 03/01/2026	10,000	10,032
5.550% due 12/01/2028	2,200	2,246

Ochsner LSU Health System of North Louisiana
2.510% due 05/15/2031	5,600	4,198

OCI NV
6.700% due 03/16/2033	11,600	11,584

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/01/2023 (d)(g)	4,491	4

ONEOK Partners LP
6.125% due 02/01/2041	21,327	20,961
6.200% due 09/15/2043	47,644	46,775
6.650% due 10/01/2036	4,765	4,962
6.850% due 10/15/2037	8,494	8,998

Oracle Corp.
3.600% due 04/01/2040	22,300	17,328
3.600% due 04/01/2050	32,670	23,206
3.650% due 03/25/2041 (i)	18,500	14,290
3.800% due 11/15/2037	8,405	6,988
3.850% due 07/15/2036	1,500	1,284
3.850% due 04/01/2060	61,842	43,232
3.900% due 05/15/2035	5,000	4,372
3.950% due 03/25/2051 (i)	7,500	5,655
4.000% due 07/15/2046	15,350	11,732
4.000% due 11/15/2047	64,510	49,296
4.100% due 03/25/2061 (i)	57,450	42,352
4.125% due 05/15/2045	5,100	4,012
4.500% due 07/08/2044	1,400	1,171
5.550% due 02/06/2053	35,400	33,747
6.900% due 11/09/2052 (i)	20,000	22,445

Orlando Health Obligated Group
3.327% due 10/01/2050	8,500	6,185

Owens Corning
4.300% due 07/15/2047	10,540	8,681
4.400% due 01/30/2048	22,600	18,892
7.000% due 12/01/2036	246	275

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	13,851
6.000% due 04/07/2023	19,900	19,900

Packaging Corp. of America
4.050% due 12/15/2049	3,100	2,559

Paramount Global
4.850% due 07/01/2042	1,834	1,406

PayPal Holdings, Inc.
5.250% due 06/01/2062	15,000	14,543

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,082

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030	13,300	11,957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.750% due 09/21/2047	$84,889	$55,247
6.950% due 01/28/2060	8,284	5,361
7.690% due 01/23/2050	5,200	3,673

Pfizer, Inc.
5.600% due 09/15/2040	16,865	18,306

Philip Morris International, Inc.
3.875% due 08/21/2042	1,875	1,491
4.125% due 03/04/2043	2,575	2,103
4.250% due 11/10/2044	24,400	20,344
4.375% due 11/15/2041	11,100	9,649
4.875% due 11/15/2043	2,500	2,272

Pioneer Natural Resources Co.
1.900% due 08/15/2030	20,000	16,294
7.200% due 01/15/2028	24,475	26,368

Prosus NV
3.680% due 01/21/2030	1,600	1,361
3.832% due 02/08/2051	18,000	11,573
4.027% due 08/03/2050	4,000	2,634

PulteGroup, Inc.
5.500% due 03/01/2026	1,775	1,781

QatarEnergy Trading LLC
3.125% due 07/12/2041	200	157
3.300% due 07/12/2051	22,880	17,106

QVC, Inc.
4.850% due 04/01/2024	800	641
5.950% due 03/15/2043	24,665	8,968

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	4,072	4,145
6.332% due 09/30/2027	2,909	2,978

Raytheon Technologies Corp.
4.050% due 05/04/2047	2,600	2,259
4.450% due 11/16/2038	6,200	5,887

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	2,150	1,741

Reliance Industries Ltd.
3.750% due 01/12/2062	9,300	6,455

Reynolds American, Inc.
5.850% due 08/15/2045	21,248	19,187
6.150% due 09/15/2043	10,920	10,358

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	23,579

Rogers Communications, Inc.
3.800% due 03/15/2032	16,100	14,464
4.500% due 03/15/2042	6,900	5,951
4.550% due 03/15/2052	26,300	21,656

Royalty Pharma PLC
3.300% due 09/02/2040	12,900	9,362
3.350% due 09/02/2051	1,000	660
3.550% due 09/02/2050	23,370	16,140

S&P Global, Inc.
2.300% due 08/15/2060	4,400	2,550
2.900% due 03/01/2032	3,460	3,091
3.250% due 12/01/2049	1,700	1,296
3.700% due 03/01/2052	14,000	11,511
3.900% due 03/01/2062	2,800	2,330
4.250% due 05/01/2029	7,700	7,586

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	24,200	23,265
4.500% due 05/15/2030	26,265	25,348
5.000% due 03/15/2027	35,800	35,700
5.625% due 03/01/2025	300	302
5.750% due 05/15/2024	8,950	8,974
5.875% due 06/30/2026	7,556	7,715

Sands China Ltd.
2.800% due 03/08/2027	600	515
4.875% due 06/18/2030	19,300	17,117
5.625% due 08/08/2025	31,500	30,730
5.900% due 08/08/2028	33,300	31,639

Santos Finance Ltd.
3.649% due 04/29/2031	35,700	29,848

Saudi Arabian Oil Co.
3.250% due 11/24/2050	14,600	10,206
3.500% due 11/24/2070	19,600	13,279

Seagate HDD Cayman
4.125% due 01/15/2031	1,263	1,059
9.625% due 12/01/2032	1,790	2,007

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	91

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skyworks Solutions, Inc.
3.000% due 06/01/2031	$20,200	$16,821

South Jersey Industries, Inc.
5.020% due 04/15/2031	28,000	23,785

Southern Co.
3.700% due 04/30/2030	100	94
3.750% due 09/15/2051 •	18,400	15,481
4.250% due 07/01/2036	9,300	8,543
4.400% due 07/01/2046	19,705	17,194

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	9,728

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	2,400	2,288
4.600% due 06/15/2028	800	679

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,382	4,086

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	22,100	21,970

Standard Industries, Inc.
4.750% due 01/15/2028	17,100	15,999

Starbucks Corp.
3.500% due 11/15/2050	17,358	13,491
4.450% due 08/15/2049	2,000	1,805

Suncor Energy, Inc.
7.000% due 11/15/2028	17,772	19,529

Sutter Health
3.161% due 08/15/2040	1,950	1,501
3.361% due 08/15/2050	2,600	1,904

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	13,713

Syngenta Finance NV
4.441% due 04/24/2023	1,000	999
4.892% due 04/24/2025	5,547	5,426

T-Mobile USA, Inc.
2.050% due 02/15/2028	11,600	10,298
2.550% due 02/15/2031	10,400	8,819
2.700% due 03/15/2032	2,300	1,939
3.300% due 02/15/2051	39,900	28,416
3.400% due 10/15/2052	31,800	22,927
3.500% due 04/15/2031	1,100	990
3.600% due 11/15/2060	47,797	34,138
3.750% due 04/15/2027	14,400	13,852
3.875% due 04/15/2030	4,395	4,127
4.375% due 04/15/2040	18,700	16,772
4.500% due 04/15/2050	52,300	45,592
5.650% due 01/15/2053	29,000	29,736
5.800% due 09/15/2062	4,300	4,462

Take-Two Interactive Software, Inc.
4.000% due 04/14/2032	7,700	7,082

Targa Resources Corp.
4.950% due 04/15/2052	8,900	7,396
6.125% due 03/15/2033	10,000	10,361
6.250% due 07/01/2052	14,300	14,126
6.500% due 02/15/2053	6,000	6,153

TD SYNNEX Corp.
2.375% due 08/09/2028	9,200	7,636
2.650% due 08/09/2031	2,450	1,946

Telefonica Emisiones SA
4.895% due 03/06/2048	15,330	12,775
5.213% due 03/08/2047	15,900	13,928
5.520% due 03/01/2049	7,800	7,064
7.045% due 06/20/2036	15,097	16,690

Tencent Holdings Ltd.
2.390% due 06/03/2030	9,475	8,031
3.240% due 06/03/2050	14,300	9,408
3.290% due 06/03/2060	13,300	8,326
3.595% due 01/19/2028	300	283
3.680% due 04/22/2041	82,000	62,769
3.840% due 04/22/2051	9,100	6,626
3.925% due 01/19/2038	12,700	10,591
3.940% due 04/22/2061	14,300	10,178
3.975% due 04/11/2029	36,613	34,796

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	4,500	3,903
7.625% due 04/01/2037	320	363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Eastern Transmission LP
4.150% due 01/15/2048	$400	$329

Thomas Jefferson University
3.847% due 11/01/2057	7,300	5,539

Thomson Reuters Corp.
5.650% due 11/23/2043	10,791	10,431

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033	18,420	20,993

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	14,225
5.500% due 09/01/2041	14,800	12,802
5.875% due 11/15/2040	5,200	4,719
6.550% due 05/01/2037	7,306	7,209
6.750% due 06/15/2039	52,495	51,759
7.300% due 07/01/2038	2,080	2,160

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,943	4,080

TotalEnergies Capital International SA
3.386% due 06/29/2060	10,700	8,041

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	800	752
4.750% due 05/15/2038	2,300	2,135
4.875% due 05/15/2048	25,600	23,102
6.200% due 10/15/2037	3,484	3,678
7.250% due 08/15/2038	1,075	1,230
7.625% due 01/15/2039	10,020	11,919

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050	23,200	18,502
4.600% due 03/15/2048	2,400	2,112
5.400% due 08/15/2041	4,330	4,296

Trimble, Inc.
6.100% due 03/15/2033	6,700	6,771

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	2,500	2,296

Trustees of Tufts College
5.017% due 04/15/2112	3,000	2,596

TSMC Global Ltd.
2.250% due 04/23/2031	5,200	4,410

TTX Co.
4.600% due 02/01/2049	3,700	3,427

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	4,705	4,403
4.625% due 12/03/2026	1,932	1,828
7.125% due 04/22/2025	1,314	1,313

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052	1,900	1,865

Union Pacific Corp.
2.973% due 09/16/2062	800	531
3.550% due 08/15/2039	2,800	2,382
3.550% due 05/20/2061	22,710	17,280
3.750% due 02/05/2070	9,600	7,402
3.799% due 04/06/2071	12,500	9,733
3.950% due 08/15/2059	10	8

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,361	2,840
3.100% due 01/07/2030	24,346	21,973
3.100% due 04/07/2030	3,114	2,699
3.450% due 06/01/2029	2,126	1,937
3.450% due 01/07/2030	755	656
3.500% due 09/01/2031	3,765	3,384
3.750% due 03/03/2028	5,434	5,094
4.000% due 10/11/2027	10,419	9,837
4.150% due 02/25/2033	8,176	7,363
4.300% due 02/15/2027	10,546	10,132
4.550% due 08/25/2031	12,853	11,379
5.875% due 04/15/2029	35,161	35,102

UnitedHealth Group, Inc.
3.050% due 05/15/2041	27,200	21,467
3.250% due 05/15/2051	20,200	15,205
3.700% due 08/15/2049	5,800	4,742
3.750% due 10/15/2047	6,160	5,183
3.875% due 08/15/2059	700	574
4.200% due 01/15/2047	285	254
4.625% due 11/15/2041	14,000	13,491
4.750% due 07/15/2045	5,099	5,003
4.950% due 05/15/2062	5,000	4,874

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.050% due 04/15/2053		$8,200	$8,300
5.200% due 04/15/2063		25,200	25,548
5.950% due 02/15/2041		4,700	5,187
6.875% due 02/15/2038		150	181

Vale Overseas Ltd.
3.750% due 07/08/2030		3,800	3,409
6.875% due 11/21/2036		29,006	30,347

Valero Energy Corp.
3.650% due 12/01/2051		13,500	9,825

VeriSign, Inc.
2.700% due 06/15/2031		15,400	13,067

Verisk Analytics, Inc.
3.625% due 05/15/2050		11,900	8,745

VMware, Inc.
1.800% due 08/15/2028		5,600	4,732
2.200% due 08/15/2031		7,700	6,101
3.900% due 08/21/2027		3,200	3,065
4.500% due 05/15/2025		2,900	2,865
4.700% due 05/15/2030		25,900	25,156

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		1,900	1,837

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	2,450	2,328

Walt Disney Co.
2.750% due 09/01/2049		$22,900	15,948
3.500% due 05/13/2040		10,100	8,594
3.600% due 01/13/2051		7,900	6,427
3.800% due 05/13/2060		43,500	35,803
4.750% due 09/15/2044		1,600	1,559

Warnermedia Holdings, Inc.
5.050% due 03/15/2042		10,240	8,574
5.141% due 03/15/2052		13,200	10,710
5.391% due 03/15/2062		42,174	34,139

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		4,400	2,973

Western & Southern Life Insurance Co.
3.750% due 04/28/2061		24,300	17,035
5.150% due 01/15/2049		16,000	14,654

Western Digital Corp.
4.750% due 02/15/2026		2,375	2,282

Western Midstream Operating LP
6.150% due 04/01/2033 (a)		7,700	7,814

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		4,690	4,604

Weyerhaeuser Co.
7.700% due 02/15/2026		8,555	9,085

Whirlpool Corp.
5.150% due 03/01/2043		14,775	13,458

Williams Cos., Inc.
5.300% due 08/15/2052		11,500	10,874
8.750% due 03/15/2032		1,710	2,058

Woodside Finance Ltd.
4.500% due 03/04/2029		6,700	6,474

Workday, Inc.
3.800% due 04/01/2032		34,700	31,845

Wynn Las Vegas LLC
5.500% due 03/01/2025		6,635	6,518

Yale University
2.402% due 04/15/2050		6,900	4,661

Yara International ASA
3.148% due 06/04/2030		4,800	4,046
4.750% due 06/01/2028		4,400	4,211

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	3,300	3,188
4.250% due 08/15/2035		$1,681	1,484
4.450% due 08/15/2045		2,600	2,260

Zoetis, Inc.
3.950% due 09/12/2047		9,000	7,543
4.450% due 08/20/2048		7,500	6,830
4.700% due 02/01/2043		4,069	3,804

			9,477,159

UTILITIES 15.3%

AEP Texas, Inc.
3.450% due 05/15/2051		10,000	7,358
4.150% due 05/01/2049		14,400	11,940

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AES Corp.
3.950% due 07/15/2030		$7,000	$6,284

Alabama Power Co.
3.125% due 07/15/2051		1,300	924
3.450% due 10/01/2049		3,600	2,707
3.700% due 12/01/2047		100	79
3.850% due 12/01/2042		2,950	2,484
3.940% due 09/01/2032		5,500	5,172
4.300% due 07/15/2048		8,700	7,560
5.200% due 06/01/2041		200	195

Alliant Energy Finance LLC
3.600% due 03/01/2032		13,500	11,952

Ameren Illinois Co.
2.900% due 06/15/2051		32,500	22,481
3.250% due 03/15/2050		2,600	1,939
3.700% due 12/01/2047		2,200	1,814
4.150% due 03/15/2046		5,451	4,716

American Electric Power Co., Inc.
3.875% due 02/15/2062 •		9,100	7,295
5.625% due 03/01/2033		10,000	10,352

American Transmission Systems, Inc.
5.000% due 09/01/2044		13,395	12,748

American Water Capital Corp.
3.750% due 09/01/2047		5,000	4,040
4.300% due 12/01/2042		8,700	7,646
6.593% due 10/15/2037		150	170

Appalachian Power Co.
4.400% due 05/15/2044		6,350	5,480
4.500% due 08/01/2032		4,400	4,227
5.800% due 10/01/2035		2,176	2,258
6.375% due 04/01/2036		5,146	5,594
6.700% due 08/15/2037		3,600	3,894
7.000% due 04/01/2038		2,978	3,461

Arizona Public Service Co.
3.350% due 05/15/2050		13,650	9,650
3.500% due 12/01/2049		7,100	5,191
4.500% due 04/01/2042		6,104	5,313

AT&T, Inc.
3.150% due 09/04/2036	EUR	2,800	2,692
3.500% due 09/15/2053		$68,897	50,109
3.550% due 09/15/2055		124,782	89,728
3.650% due 06/01/2051		13,050	9,899
3.650% due 09/15/2059		282,541	202,260
3.800% due 12/01/2057		215,880	160,637
3.850% due 06/01/2060		28,820	21,636

Atmos Energy Corp.
4.300% due 10/01/2048		16,200	14,396

Avista Corp.
4.000% due 04/01/2052		12,800	10,854

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		24,790	22,346
4.500% due 02/01/2045		580	519
4.600% due 05/01/2053		15,000	13,701

BG Energy Capital PLC
5.125% due 10/15/2041		30,145	29,399

Black Hills Corp.
4.200% due 09/15/2046		4,284	3,420

Boston Gas Co.
4.487% due 02/15/2042		7,784	6,778

British Telecommunications PLC
9.625% due 12/15/2030		10,075	12,567

Brooklyn Union Gas Co.
4.487% due 03/04/2049		7,500	6,095

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050		4,400	3,076
3.350% due 04/01/2051		13,900	10,618
3.600% due 03/01/2052		16,270	12,901
4.950% due 04/01/2033		7,000	7,152

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	356

Cleco Power LLC
6.000% due 12/01/2040		18,175	18,370

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	7,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMS Energy Corp.
4.700% due 03/31/2043	$3,837	$3,311

Commonwealth Edison Co.
3.000% due 03/01/2050	5,200	3,681
3.125% due 03/15/2051	17,300	12,452
3.850% due 03/15/2052	8,400	6,872

Connecticut Light & Power Co.
2.050% due 07/01/2031	4,845	4,029
4.000% due 04/01/2048	1,300	1,121
4.300% due 04/15/2044	13,009	11,598

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	6,480	4,277
3.600% due 06/15/2061	22,385	16,887
4.125% due 05/15/2049	18,110	15,197
4.200% due 03/15/2042	5,000	4,374
4.500% due 05/15/2058	33,831	29,322
4.625% due 12/01/2054	2,285	2,042
5.700% due 06/15/2040	4,900	5,051

Constellation Energy Generation LLC
5.600% due 06/15/2042	21,664	21,390
5.800% due 03/01/2033	11,900	12,283
6.250% due 10/01/2039	13,115	13,841

Consumers Energy Co.
4.050% due 05/15/2048	8,100	6,965
4.100% due 11/15/2045	2,150	1,807
4.350% due 04/15/2049	14,000	12,677

Dayton Power & Light Co.
3.950% due 06/15/2049	11,000	8,731

Dominion Energy, Inc.
2.250% due 08/15/2031	15,600	12,858
4.600% due 03/15/2049	4,046	3,549
4.850% due 08/15/2052	17,000	15,421
5.375% due 11/15/2032	6,700	6,873

DTE Electric Co.
2.950% due 03/01/2050	4,100	2,888
3.250% due 04/01/2051	8,400	6,261
3.650% due 03/01/2052	5,600	4,468
3.950% due 06/15/2042	500	407
4.300% due 07/01/2044	9,150	8,114
5.400% due 04/01/2053	14,000	14,697

Duke Energy Carolinas LLC
2.850% due 03/15/2032	6,400	5,571
3.200% due 08/15/2049	16,000	11,743
3.450% due 04/15/2051	5,600	4,254
3.550% due 03/15/2052	8,000	6,243
3.700% due 12/01/2047	15,355	12,314
3.750% due 06/01/2045	4,358	3,545
3.875% due 03/15/2046	2,034	1,666
3.950% due 03/15/2048	9,915	8,280
4.000% due 09/30/2042	3,500	3,000
4.250% due 12/15/2041	16,400	14,580
5.350% due 01/15/2053	16,400	17,093

Duke Energy Corp.
3.300% due 06/15/2041	7,450	5,624
3.500% due 06/15/2051	4,450	3,259
3.750% due 09/01/2046	17,850	13,908
3.950% due 08/15/2047	4,670	3,719
4.200% due 06/15/2049	5,000	4,100

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	6,660
5.650% due 04/01/2040	6,000	6,292

Duke Energy Indiana LLC
5.400% due 04/01/2053	14,500	14,789

Duke Energy Ohio, Inc.
5.250% due 04/01/2033	800	824
5.650% due 04/01/2053	2,000	2,100

Duke Energy Progress LLC
2.500% due 08/15/2050	25,000	15,721
3.600% due 09/15/2047	44,900	35,179
4.100% due 03/15/2043	6,026	5,211
5.250% due 03/15/2033	10,000	10,401
5.350% due 03/15/2053	13,400	13,855

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	3,700	3,001

E.ON International Finance BV
6.650% due 04/30/2038	1,520	1,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
8.125% due 06/15/2053 •		$17,200	$17,458

Electricite de France SA
4.950% due 10/13/2045		23,555	20,231
5.000% due 09/21/2048		12,622	10,999
6.000% due 01/22/2114		19,398	18,479

Emera U.S. Finance LP
4.750% due 06/15/2046		11,300	9,185

Enel Finance America LLC
2.875% due 07/12/2041		18,100	11,931

Enel Finance International NV
4.750% due 05/25/2047		44,580	38,392
7.750% due 10/14/2052		13,700	16,066

Entergy Arkansas LLC
3.350% due 06/15/2052		7,400	5,470
4.200% due 04/01/2049		5,800	4,979

Entergy Corp.
3.750% due 06/15/2050		13,000	9,874

Entergy Mississippi LLC
3.500% due 06/01/2051		1,500	1,135

Entergy Texas, Inc.
4.500% due 03/30/2039		4,000	3,663
5.000% due 09/15/2052		11,900	11,578

Evergy Kansas Central, Inc.
3.450% due 04/15/2050		8,300	6,291
5.700% due 03/15/2053		6,500	6,833

Evergy Metro, Inc.
4.125% due 04/01/2049		15,431	13,030
4.200% due 06/15/2047		1,200	1,020

Eversource Energy
3.350% due 03/15/2026		2,838	2,712

Exelon Corp.
5.600% due 03/15/2053		18,500	18,870
5.625% due 06/15/2035		7,000	7,307

Fells Point Funding Trust
3.046% due 01/31/2027		20,000	18,574

FirstEnergy Corp.
3.400% due 03/01/2050		8,600	5,909

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,600	2,349
4.350% due 01/15/2025		10,846	10,705
4.550% due 04/01/2049		2,969	2,503
5.450% due 07/15/2044		10,100	9,699

Florida Power & Light Co.
2.875% due 12/04/2051		13,300	9,357
3.700% due 12/01/2047		18,800	15,623
4.050% due 10/01/2044		4,200	3,689
5.300% due 04/01/2053		8,550	9,106

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	24,900	18,903
2.950% due 01/27/2029		$21,000	13,624

Georgia Power Co.
3.250% due 03/15/2051		25,300	18,144
4.750% due 09/01/2040		1,425	1,313
5.125% due 05/15/2052		34,800	34,099
5.400% due 06/01/2040		9,085	8,860

Idaho Power Co.
4.850% due 08/15/2040		8,000	7,322
5.500% due 03/15/2053		30,378	31,623

Indiana Michigan Power Co.
3.250% due 05/01/2051		19,500	13,829
4.250% due 08/15/2048		5,000	4,295
4.550% due 03/15/2046		500	441
5.625% due 04/01/2053		13,219	13,784

Indianapolis Power & Light Co.
5.650% due 12/01/2032		30,000	31,548

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	5,398

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		14,524	13,382

Jersey Central Power & Light Co.
2.750% due 03/01/2032		6,000	5,024
6.150% due 06/01/2037		8,562	8,971

Kentucky Utilities Co.
3.300% due 06/01/2050		4,910	3,569

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	93

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 10/01/2045		$7,100	$6,102
5.125% due 11/01/2040		14,500	14,243
5.450% due 04/15/2033		10,000	10,406

KeySpan Gas East Corp.
3.586% due 01/18/2052		14,200	10,301

Louisville Gas & Electric Co.
4.250% due 04/01/2049		1,900	1,640
5.450% due 04/15/2033		15,000	15,598

Metropolitan Edison Co.
4.300% due 01/15/2029		3,000	2,879

MidAmerican Energy Co.
3.650% due 08/01/2048		6,000	4,869
3.950% due 08/01/2047		8,262	7,077
4.250% due 07/15/2049		5,300	4,748
4.400% due 10/15/2044		500	458

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		12,200	11,451

Mississippi Power Co.
3.100% due 07/30/2051		18,550	12,810
4.250% due 03/15/2042		7,400	6,323

Monongahela Power Co.
5.400% due 12/15/2043		9,061	9,208

National Grid PLC
2.949% due 03/30/2030	EUR	9,700	9,856

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048		$7,000	6,190

New York State Electric & Gas Corp.
3.300% due 09/15/2049		8,800	6,295

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		5,100	4,514

NGPL PipeCo LLC
3.250% due 07/15/2031		11,864	10,080
7.768% due 12/15/2037		1,100	1,215

Niagara Mohawk Power Corp.
4.119% due 11/28/2042		3,850	3,184
5.783% due 09/16/2052		10,550	10,984

NiSource, Inc.
3.950% due 03/30/2048		6,830	5,536
4.375% due 05/15/2047		14,845	12,918
5.650% due 02/01/2045		8,640	8,940
5.800% due 02/01/2042		6,723	6,648

Northern States Power Co.
2.600% due 06/01/2051		300	200
4.500% due 06/01/2052		6,800	6,283

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2049 ^«(c)		600	600

NSTAR Electric Co.
4.400% due 03/01/2044		1,500	1,377
4.550% due 06/01/2052		5,900	5,508
4.950% due 09/15/2052		9,200	9,088

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		8,129	4,520

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		7,612	1,751

Oglethorpe Power Corp.
3.750% due 08/01/2050		10,600	8,178
4.500% due 04/01/2047		35,100	29,933
5.050% due 10/01/2048		28,500	26,050
5.250% due 09/01/2050		25,000	23,667

Ohio Edison Co.
5.500% due 01/15/2033		4,000	4,097
6.875% due 07/15/2036		3,500	4,010
8.250% due 10/15/2038		1,000	1,234

Ohio Power Co.
2.900% due 10/01/2051		5,600	3,837

Oklahoma Gas & Electric Co.
5.600% due 04/01/2053 (a)		19,250	19,808
5.850% due 06/01/2040		4,000	4,053

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049		6,000	4,425
4.100% due 11/15/2048		421	368
4.600% due 06/01/2052		3,000	2,776
4.950% due 09/15/2052		2,100	2,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 09/30/2040	$15,100	$15,290
5.300% due 06/01/2042	600	620
7.250% due 01/15/2033	1,900	2,281
7.500% due 09/01/2038	2,590	3,223

ONEOK, Inc.
4.000% due 07/13/2027	2,730	2,610
4.450% due 09/01/2049	6,000	4,668
4.950% due 07/13/2047	4,900	4,114
5.200% due 07/15/2048	67,423	58,384
7.150% due 01/15/2051	7,000	7,470

Pacific Gas & Electric Co.
2.100% due 08/01/2027	4,200	3,666
2.500% due 02/01/2031	22,900	18,572
2.950% due 03/01/2026	300	279
3.000% due 06/15/2028	1,000	889
3.150% due 01/01/2026	25,532	23,846
3.250% due 06/01/2031	9,500	8,060
3.300% due 03/15/2027	4,910	4,495
3.300% due 12/01/2027	8,000	7,211
3.300% due 08/01/2040	11,300	8,033
3.400% due 08/15/2024	1,000	972
3.500% due 08/01/2050	68,788	45,502
3.750% due 02/15/2024	1,800	1,767
3.750% due 08/15/2042	18,181	12,938
3.950% due 12/01/2047	12,183	8,686
4.000% due 12/01/2046	22,370	15,838
4.200% due 06/01/2041	2,000	1,581
4.250% due 03/15/2046	26,543	19,627
4.300% due 03/15/2045	9,100	6,862
4.500% due 07/01/2040	25,910	21,308
4.500% due 12/15/2041	22,000	17,444
4.600% due 06/15/2043	19,804	15,634
4.650% due 08/01/2028	17,000	16,012
4.750% due 02/15/2044	15,157	12,190
4.950% due 07/01/2050	37,577	31,028
5.250% due 03/01/2052	2,000	1,706
6.700% due 04/01/2053	33,696	34,703
6.750% due 01/15/2053	12,000	12,428

PacifiCorp
2.900% due 06/15/2052	22,703	15,609
3.300% due 03/15/2051	16,000	11,831
4.125% due 01/15/2049	6,400	5,486
5.350% due 12/01/2053	2,500	2,564

PECO Energy Co.
2.800% due 06/15/2050	6,500	4,426
4.150% due 10/01/2044	8,900	7,787
4.600% due 05/15/2052	9,400	8,789
4.800% due 10/15/2043	1,185	1,114

Pennsylvania Electric Co.
6.150% due 10/01/2038	2,409	2,484

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	14,100	10,078
4.875% due 07/17/2049	11,200	9,151

PG&E Recovery Funding LLC
5.256% due 01/15/2040	5,000	5,217
5.536% due 07/15/2049	8,000	8,509

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	9,095	6,453
5.050% due 05/15/2052	5,000	4,652

Plains All American Pipeline LP
4.500% due 12/15/2026	550	538
5.150% due 06/01/2042	300	253
6.700% due 05/15/2036	2,533	2,581

PPL Electric Utilities Corp.
3.000% due 10/01/2049	16,700	12,050
5.200% due 07/15/2041	5,500	5,345
5.250% due 05/15/2053	9,500	9,849

Progress Energy, Inc.
6.000% due 12/01/2039	700	722
7.750% due 03/01/2031	12,091	14,001

Public Service Co. of Colorado
3.200% due 03/01/2050	10,500	7,790
3.950% due 03/15/2043	1,500	1,229
4.100% due 06/15/2048	4,000	3,412
4.500% due 06/01/2052	4,600	4,234
5.250% due 04/01/2053 (a)	13,700	13,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Co. of New Hampshire
3.600% due 07/01/2049	$4,700	$3,774

Public Service Co. of Oklahoma
3.150% due 08/15/2051	2,300	1,598
6.625% due 11/15/2037	1,135	1,251

Public Service Electric & Gas Co.
3.000% due 03/01/2051	2,600	1,877

Puget Energy, Inc.
4.100% due 06/15/2030	6,010	5,557
4.224% due 03/15/2032 (i)	9,500	8,708

Puget Sound Energy, Inc.
4.223% due 06/15/2048	3,800	3,303
5.764% due 07/15/2040	8,200	8,360

Rio Oil Finance Trust
9.750% due 01/06/2027	10,278	10,653

San Diego Gas & Electric Co.
2.950% due 08/15/2051	15,400	10,737
3.320% due 04/15/2050	10,305	7,663
3.700% due 03/15/2052	15,130	12,264
3.750% due 06/01/2047	7,550	6,151
3.950% due 11/15/2041	1,968	1,595
4.100% due 06/15/2049	14,172	12,033
4.150% due 05/15/2048	12,140	10,545
4.500% due 08/15/2040	2,600	2,421
5.350% due 04/01/2053	28,175	29,064

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	47,700	46,665
5.500% due 04/08/2044	37,700	38,504

Sempra Energy
3.250% due 06/15/2027	3,300	3,089
3.400% due 02/01/2028	1,000	940
4.000% due 02/01/2048	8,424	6,874
6.000% due 10/15/2039	15,145	15,983

Southern California Edison Co.
2.750% due 02/01/2032	6,800	5,843
2.950% due 02/01/2051	13,000	8,778
3.450% due 02/01/2052	14,000	10,277
3.650% due 02/01/2050	12,765	9,854
3.650% due 06/01/2051	31,200	23,918
3.700% due 08/01/2025	5,000	4,876
3.900% due 12/01/2041	42,994	34,247
3.900% due 03/15/2043	6,655	5,428
4.000% due 04/01/2047	105,850	87,171
4.050% due 03/15/2042	3,834	3,188
4.125% due 03/01/2048	26,468	21,951
4.500% due 09/01/2040	445	396
4.650% due 10/01/2043	40,550	36,851
4.875% due 03/01/2049	8,096	7,505
5.450% due 06/01/2052	17,600	17,653
5.700% due 03/01/2053	6,900	7,194
5.750% due 04/01/2035	8,073	8,504
6.000% due 01/15/2034	5,900	6,364
6.050% due 03/15/2039	17,000	18,103
6.650% due 04/01/2029	6,995	7,544

Southern California Gas Co.
3.750% due 09/15/2042	4,900	4,047
3.950% due 02/15/2050	8,127	6,565
4.300% due 01/15/2049	1,942	1,647
5.125% due 11/15/2040	1,300	1,287

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	9,426
5.875% due 03/15/2041	7,500	7,841

Southwest Gas Corp.
4.050% due 03/15/2032	11,400	10,495

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	836
3.250% due 11/01/2051	550	384
3.850% due 02/01/2048	20,000	15,464
5.300% due 04/01/2033	7,000	7,059
6.200% due 03/15/2040	14,340	15,114

Southwestern Public Service Co.
3.150% due 05/01/2050	18,050	13,036
5.150% due 06/01/2052	13,000	12,308
6.000% due 10/01/2036	2,000	2,075

System Energy Resources, Inc.
6.000% due 04/15/2028	5,400	5,553

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tampa Electric Co.
4.450% due 06/15/2049	$18,500	$16,211

Targa Resources Partners LP
4.875% due 02/01/2031	12,800	11,990

Telefonica Europe BV
8.250% due 09/15/2030	8,650	10,144

Toledo Edison Co.
2.650% due 05/01/2028	16,667	14,775
6.150% due 05/15/2037	1,900	2,054

Union Electric Co.
3.900% due 04/01/2052	31,000	26,090
5.450% due 03/15/2053	16,900	17,690

Verizon Communications, Inc.
2.987% due 10/30/2056	32,510	21,176
3.000% due 11/20/2060	500	321
3.400% due 03/22/2041	11,100	8,836
3.550% due 03/22/2051	400	306
3.700% due 03/22/2061	4,400	3,288
3.850% due 11/01/2042	14,860	12,443
3.875% due 03/01/2052	33,300	26,981
4.812% due 03/15/2039	1,902	1,817
4.862% due 08/21/2046	11,526	10,984

Virginia Electric & Power Co.
3.800% due 09/15/2047	12,700	10,172
4.000% due 11/15/2046	10,600	8,685
4.600% due 12/01/2048	4,744	4,307
5.450% due 04/01/2053	15,000	15,335
6.000% due 05/15/2037	400	430

Vodafone Group PLC
4.375% due 02/19/2043	3,300	2,804
4.875% due 06/19/2049	30,855	27,901
5.125% due 06/19/2059	22,200	20,312
5.625% due 02/10/2053	2,600	2,571
5.750% due 02/10/2063	3,900	3,867
6.250% due 11/30/2032	2,650	2,881
7.000% due 04/04/2079 •	5,700	5,678

Washington Gas Light Co.
3.650% due 09/15/2049	1,400	1,074

Wisconsin Electric Power Co.
4.300% due 10/15/2048	23,335	20,562
5.700% due 12/01/2036	220	230

Wisconsin Power & Light Co.
3.950% due 09/01/2032	5,000	4,706

Wisconsin Public Service Corp.
2.850% due 12/01/2051	21,000	14,427
3.300% due 09/01/2049	3,100	2,304

Xcel Energy, Inc.
4.600% due 06/01/2032	10,000	9,717
6.500% due 07/01/2036	6,900	7,701

		3,994,404

Total Corporate Bonds & Notes (Cost $23,037,088)		19,971,159

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 1.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	8,719

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	5,835

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	540	576
6.907% due 10/01/2050	28,895	37,424
7.043% due 04/01/2050	15,775	20,502

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,457

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,137

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	2,771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$4,840	$6,058
7.550% due 04/01/2039	12,135	15,742

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	9,812

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	10,636

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,273

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	975	903
3.714% due 06/01/2041	13,800	10,832

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	470	468

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	11,541

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	6,500	5,399

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	17,913
7.618% due 08/01/2040	5,200	6,704

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	503

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	1,878

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	111

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,322

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,085

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	596

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	12,648

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	5,060

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	29,511

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	2,500	2,286

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,091

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	4,985	4,471
4.858% due 05/15/2112	27,844	26,025

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	7,803	7,116

		277,405

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,100	2,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.154% due 07/01/2030	$11,700	$9,935

		12,701

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,299	2,526
6.655% due 04/01/2057	42,333	46,938

		49,464

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,010

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	15,955	18,455

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,859	5,095

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,110

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	5,000	5,550

		33,220

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,039

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,240	3,415

MICHIGAN 0.1%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	16,800	13,319

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	11,490
2.562% due 04/01/2050	7,000	4,923

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	7,400	6,705

		36,437

NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2036 (d)	6,375	3,259

NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	8,980	11,094

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	5,368

NEW YORK 0.4%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	6,887
5.508% due 08/01/2037	800	833
5.572% due 11/01/2038	9,000	9,606

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	95

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	$480	$497

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,234

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	512
5.389% due 03/15/2040	200	205

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	2,773

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	9,864

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	541

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	204

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	78,856

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	2,773

		114,785

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,143

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	56,424

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,262
7.734% due 02/15/2033	7,325	8,880

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	62

		67,771

OREGON 0.0%

Oregon Department of Transportation State Revenue Bonds, (BABs), Series 2010
5.834% due 11/15/2034	9,200	10,220

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,875

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	16,204

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (d)	19,795	12,148
0.000% due 02/15/2035 (d)	8,205	4,525

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	16,000	16,565

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	8,700	5,866

		55,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	$1,245	$1,462

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (d)	1,900	970
0.000% due 04/01/2037 (d)	2,150	1,035
0.000% due 04/01/2038 (d)	2,800	1,271
0.000% due 04/01/2039 (d)	2,500	1,067

		4,343

Total Municipal Bonds & Notes (Cost $692,031)		701,166

U.S. GOVERNMENT AGENCIES 4.3%

Freddie Mac
4.161% due 08/15/2032 ~	3	3
4.316% due 10/25/2052 ~	18,689	17,580

Ginnie Mae
4.500% due 09/15/2033	6	6
8.500% due 09/15/2030	3	3

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	7,383	6,976
4.000% due 10/01/2040 - 08/01/2049	647	628
6.000% due 08/01/2036	2	2
7.000% due 11/01/2026	2	2

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2053 - 05/01/2053	218,700	196,429
3.500% due 04/01/2053 - 05/01/2053	397,443	369,520
4.000% due 04/01/2053 - 05/01/2053	332,350	317,895
4.500% due 05/01/2053	17,400	17,054
5.000% due 04/01/2053 - 05/01/2053	200,100	199,571

Total U.S. Government Agencies (Cost $1,119,290)		1,125,669

U.S. TREASURY OBLIGATIONS 26.9%

U.S. Treasury Bonds
1.125% due 05/15/2040 (m)(o)	35,339	23,546
1.375% due 11/15/2040 (k)(m)(o)	401,150	276,652
1.750% due 08/15/2041 (k)(m)(o)	240,300	174,180
1.875% due 02/15/2041 (k)	2,013,386	1,507,562
2.000% due 11/15/2041 (k)(m)(o)	103,500	78,197
2.250% due 05/15/2041 (k)(m)(o)	86,300	68,610
2.250% due 02/15/2052 (k)	660,927	493,191
2.375% due 02/15/2042 (k)	693,100	557,742
2.500% due 02/15/2045 (k)(m)	496,718	396,744
2.500% due 02/15/2046 (k)(m)(o)	213,985	170,135
2.500% due 05/15/2046 (k)(m)(o)	189,000	150,225
2.750% due 11/15/2042 (k)	100,000	84,885
2.750% due 08/15/2047 (m)(o)	216,500	180,118
2.750% due 11/15/2047 (m)(o)	100,512	83,694
2.875% due 08/15/2045 (k)(m)(o)	183,507	156,522
2.875% due 05/15/2049 (k)	597,100	511,314
2.875% due 05/15/2052	274,613	235,035
3.000% due 08/15/2048 (m)(o)	145,464	127,122
3.125% due 02/15/2043 (k)(m)(o)	321,900	289,704
3.125% due 05/15/2048 (m)(o)	91,885	82,072
3.250% due 05/15/2042 (k)(m)(o)	368,086	339,818
3.375% due 08/15/2042 (k)(m)(o)	173,500	162,982
3.625% due 02/15/2053	73,400	72,890
3.875% due 02/15/2043	183,300	184,975
4.000% due 11/15/2052 (k)	382,000	405,517

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	102,289	70,966
0.250% due 02/15/2050	10,824	7,865
0.875% due 02/15/2047	10,660	9,242
1.000% due 02/15/2049	10,345	9,215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
4.125% due 11/15/2032 (k)		$100,000	$105,094

Total U.S. Treasury Obligations (Cost $8,131,909)			7,015,814

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	17,034

BANK
2.283% due 09/15/2064		7,400	6,405

BIG Commercial Mortgage Trust
6.169% due 02/15/2039 ~		5,600	5,417

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~		2,880	2,791

Countrywide Home Loan Mortgage Pass-Through Trust
5.505% due 02/25/2035 •		9	8

HomeBanc Mortgage Trust
5.505% due 07/25/2035 •		497	496

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033		6,100	5,520

Merrill Lynch Mortgage Investors Trust
5.905% due 01/25/2029 •		26	25
6.097% due 03/25/2028 •		6	6

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	9,013

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		10,953	10,282

One New York Plaza Trust
5.634% due 01/15/2036 •		8,000	7,678

Structured Adjustable Rate Mortgage Loan Trust
5.135% due 09/25/2034 ~		191	182

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	4,846	5,983

Towd Point Mortgage Trust
5.845% due 05/25/2058 •		$1,531	1,513

Total Non-Agency Mortgage-Backed Securities (Cost $80,435)			72,353

ASSET-BACKED SECURITIES 0.8%

AASET Trust
3.844% due 01/16/2038		6,474	4,176

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ		9,985	7,240

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •		15,000	14,690

Finance America Mortgage Loan Trust
5.715% due 11/25/2034 •		5,350	5,104

JP Morgan Mortgage Acquisition Corp.
5.565% due 12/25/2035 •		994	986

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		4,247	3,504

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		14,792	12,124

LCM LP
5.828% due 04/20/2031 •		12,700	12,532

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		2,320	2,292

MAPS Ltd.
4.212% due 05/15/2043		5,326	4,795

METAL LLC
4.581% due 10/15/2042		12,184	7,128

MF1 Ltd.
5.841% due 10/16/2036 •		15,000	14,539

Morgan Stanley ABS Capital, Inc. Trust
5.700% due 03/25/2034 •		3,844	3,743

RBSSP Resecuritization Trust
4.764% due 11/26/2036 •		263	257

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		7,444	6,069

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Tower Trust
3.869% due 10/15/2049 þ		$11,400	$11,077

Soundview Home Loan Trust
5.305% due 06/25/2036 ~		6,838	6,527

Start Ltd.
4.089% due 03/15/2044		3,799	3,366

Structured Asset Securities Corp. Mortgage Loan Trust
5.845% due 08/25/2037 ~		83	82

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035		25,000	25,707
5.169% due 04/01/2041		25,300	26,817

Venture CLO Ltd.
5.938% due 04/20/2032 •		8,000	7,908

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		25,000	23,134
3.706% due 02/15/2057		7,100	5,872

Total Asset-Backed Securities (Cost $227,093)			209,669

SOVEREIGN ISSUES 2.1%

Australia Government International Bond
1.000% due 11/21/2031	AUD	64,750	35,948

Brazil Government International Bond
5.000% due 01/27/2045		$46,630	36,761

Chile Government International Bond
4.000% due 01/31/2052		3,200	2,605

Colombia Government International Bond
6.125% due 01/18/2041		200	164

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		37,100	23,280
3.125% due 04/16/2030		13,700	12,921
3.875% due 04/16/2050		12,600	10,738

Israel Government International Bond
3.800% due 05/13/2060		2,100	1,636
3.875% due 07/03/2050		18,000	15,076
4.125% due 01/17/2048		13,300	11,690
4.500% due 04/03/2120		4,600	3,865

Mexico Government International Bond
3.771% due 05/24/2061		59,442	40,316
4.280% due 08/14/2041		1,500	1,230

Peru Government International Bond
5.400% due 08/12/2034	PEN	8,300	1,857
5.940% due 02/12/2029		493	124
6.350% due 08/12/2028		174,901	45,380
6.900% due 08/12/2037		18,128	4,530
6.950% due 08/12/2031		6,000	1,556
8.200% due 08/12/2026		224,000	62,369

Poland Government International Bond
5.500% due 04/04/2053 (a)		$12,600	12,786

Qatar Government International Bond
4.000% due 03/14/2029		14,500	14,429
4.400% due 04/16/2050		6,800	6,309
4.817% due 03/14/2049		4,000	3,930
5.103% due 04/23/2048		28,900	29,432

Romania Government International Bond
1.750% due 07/13/2030	EUR	9,100	7,274
2.875% due 04/13/2042		9,100	5,813
3.750% due 02/07/2034		2,900	2,462

Russia Government International Bond
4.250% due 06/23/2027 «		$6,800	408
4.750% due 05/27/2026 «		8,600	516
5.250% due 06/23/2047 «		13,600	816
5.625% due 04/04/2042		2,400	1,541
5.875% due 09/16/2043		800	476

Saudi Government International Bond
3.450% due 02/02/2061		13,100	9,293
4.000% due 04/17/2025		500	496
4.500% due 10/26/2046		47,700	41,983
4.625% due 10/04/2047		14,800	13,215
5.000% due 04/17/2049		15,000	14,013
5.000% due 01/18/2053		25,000	23,290

South Africa Government International Bond
4.850% due 09/30/2029		7,300	6,569
5.750% due 09/30/2049		38,900	28,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Agency of Roads of Ukraine
6.250% due 06/24/2030 ^(c)	$1,000	$177

Total Sovereign Issues (Cost $673,882)		535,942

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Wells Fargo & Co.
7.500%	20,200	23,760

Total Convertible Preferred Securities (Cost $24,500)		23,760

PREFERRED SECURITIES 3.6%

FINANCIALS 3.3%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	130,000	13,065

American Express Co.
3.550% due 09/15/2026 •(g)	13,600,000	11,485

Bank of America Corp.
5.125% due 06/20/2024 •(g)	19,798,000	19,107
5.875% due 03/15/2028 •(g)	126,100,000	113,651
6.125% due 04/27/2027 •(g)	15,800,000	15,495

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(g)	3,700,000	3,525

Capital One Financial Corp.
3.950% due 09/01/2026 •(g)	16,000,000	12,015

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	15,300,000	12,591
4.000% due 12/01/2030 •(g)	58,300,000	45,983
5.000% due 06/01/2027 •(g)	950,000	808
5.000% due 12/01/2027 •(g)	16,550,000	12,961
5.375% due 06/01/2025 •(g)	17,369,000	16,480

Citigroup, Inc.
3.875% due 02/18/2026 •(g)	48,200,000	40,705
4.000% due 12/10/2025 •(g)	4,000,000	3,511
4.700% due 01/30/2025 •(g)	300,000	264

CoBank ACB
4.250% due 01/01/2027 •(g)	12,600,000	10,440
6.450% due 10/01/2027 •(g)	15,000,000	13,988

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(g)	8,500,000	6,465

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)	21,900,000	17,909

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(g)	8,956,000	11,272

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(g)	2,200,000	2,649

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(g)	43,100,000	37,669
4.000% due 04/01/2025 •(g)	15,200,000	13,619
4.600% due 02/01/2025 •(g)	37,600,000	35,173
4.625% due 06/01/2026 (g)	831,000	17,551
5.000% due 08/01/2024 •(g)	35,100,000	33,891
6.000% due 08/01/2023 •(g)	8,410,000	8,252
6.100% due 10/01/2024 •(g)	88,700,000	86,788
6.125% due 04/30/2024 •(g)	29,650,000	29,203
6.750% due 02/01/2024 •(g)	26,742,000	26,890

MetLife Capital Trust
7.875% due 12/15/2067	23,640,000	24,758

Morgan Stanley
6.500% due 10/15/2027 (g)	618,300	15,699

Nationwide Building Society
10.250% ~	3,993	591

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(g)	10,000,000	7,855

State Street Corp.
5.625% due 12/15/2023 •(g)(k)	4,500,000	4,225
5.900% (US0003M + 3.108%) due 03/15/2024 ~(g)	52,750	1,231

	SHARES	MARKET VALUE (000S)

SVB Financial Group
4.100% due 02/15/2031 ^(c)(g)	12,900,000	$820

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	17,734,000	15,570

U.S. Bancorp
5.300% due 04/15/2027 •(g)	20,300,000	17,448

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	42,474,000	37,527
5.900% due 06/15/2024 •(g)	70,225,000	66,296

		865,425

INDUSTRIALS 0.1%

General Electric Co.
8.196% (US0003M + 3.330%) due 06/15/2023 ~(g)(k)	38,454,000	38,452

UTILITIES 0.2%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(g)	17,314,000	16,343

Dominion Energy, Inc.
4.350% due 01/15/2027 •(g)	5,000,000	4,143

Sempra Energy
4.875% due 10/15/2025 •(g)	28,200,000	26,501

		46,987

Total Preferred Securities (Cost $1,051,567)		950,864

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (j) 0.1%
		36,041

U.S. TREASURY BILLS 0.0%
4.377% due 05/09/2023 (d)(e)(o)	332	331

Total Short-Term Instruments (Cost $36,372)		36,372

Total Investments in Securities (Cost $35,273,344)		30,838,472

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short-Term Floating NAV Portfolio III	29,371,951	285,554

Total Short-Term Instruments (Cost $285,554)		285,554

Total Investments in Affiliates (Cost $285,554)		285,554

Total Investments 119.3% (Cost $35,558,898)		$31,124,026

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $180,185)		(26,727)

Other Assets and Liabilities, net (19.2)%		(5,005,465)

Net Assets 100.0%		$26,091,834

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	97

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	04/27/2021	$6,945	$5,767	0.02%
Citigroup, Inc.	3.057	01/25/2033	10/19/2022	5,799	6,352	0.02
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	14,425	12,944	0.05
Deutsche Bank AG	2.129	11/24/2026	01/11/2023	10,934	10,524	0.04
Deutsche Bank AG	3.729	01/14/2032	02/02/2022 - 01/11/2023	33,298	26,879	0.10
Morgan Stanley	0.000	04/02/2032	02/11/2020 - 08/23/2021	53,824	38,618	0.15
Oracle Corp.	3.650	03/25/2041	03/22/2021	18,384	14,290	0.05
Oracle Corp.	3.950	03/25/2051	03/22/2021	7,487	5,655	0.02
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 01/13/2023	58,462	42,352	0.16
Oracle Corp.	6.900	11/09/2052	11/07/2022	19,987	22,445	0.09
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	26,879	0.10
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	9,500	8,708	0.03

				$263,045	$221,413	0.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$36,041	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(36,762)	$36,041	$36,043

Total Repurchase Agreements						$(36,762)	$36,041	$36,043

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.990%	03/24/2023	04/05/2023		$(3,940)	$(3,945)
	5.010	03/24/2023	04/05/2023		(8,357)	(8,369)
	5.020	03/24/2023	04/05/2023		(17,667)	(17,692)
BRC	4.700	03/24/2023	TBD	(3)	(8,431)	(8,442)
BSN	4.870	03/23/2023	04/13/2023		(525,733)	(526,515)
GRE	4.930	04/03/2023	04/14/2023		(394,028)	(394,028)
	4.950	03/30/2023	04/10/2023		(1,480)	(1,481)
IND	4.900	04/03/2023	04/20/2023		(4,762)	(4,762)

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	4.670%	02/23/2023	04/05/2023		$(102,625)	$(103,144)
	4.680	03/24/2023	05/05/2023		(2,980)	(2,984)
	4.750	03/07/2023	04/12/2023		(51,625)	(51,809)
	4.770	03/08/2023	04/12/2023		(102,375)	(102,728)
	4.800	03/24/2023	05/05/2023		(19,201)	(19,227)
	4.850	03/24/2023	05/05/2023		(26,704)	(26,740)
NXN	4.870	03/23/2023	04/13/2023		(1,105,640)	(1,107,285)
RDR	4.000	03/24/2023	TBD	(3)	(13,640)	(13,655)
STR	4.930	04/03/2023	04/04/2023		(1,628,944)	(1,628,944)
	5.010	03/31/2023	04/03/2023		(1,929,743)	(1,930,548)

Total Reverse Repurchase Agreements						$(5,952,298)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	4.750%	03/15/2023	04/05/2023	$(223)	$(224)
	4.750	03/27/2023	04/05/2023	(3,787)	(3,790)
GSC	4.790	03/08/2023	04/05/2023	(51,734)	(51,913)
TDM	4.760	03/29/2023	04/05/2023	(668)	(669)
	4.880	04/03/2023	04/06/2023	(3,504)	(3,504)
	4.920	04/03/2023	04/04/2023	(1,354)	(1,354)
	4.950	03/29/2023	04/11/2023	(74)	(74)
	4.950	04/03/2023	04/05/2023	(80)	(80)
UBS	4.650	01/23/2023	04/20/2023	(9,741)	(9,830)
	4.650	02/08/2023	04/20/2023	(2,890)	(2,911)
	4.650	02/10/2023	04/20/2023	(7,826)	(7,879)
	4.650	02/16/2023	04/20/2023	(873)	(878)
	4.650	02/17/2023	04/20/2023	(2,897)	(2,913)
	4.650	02/22/2023	04/20/2023	(3,574)	(3,592)
	4.650	03/01/2023	04/20/2023	(5,425)	(5,448)
	4.650	03/29/2023	04/20/2023	(7,354)	(7,358)
	4.650	04/03/2023	04/20/2023	(1,672)	(1,672)
	4.680	02/17/2023	04/05/2023	(2,462)	(2,477)
	4.680	02/22/2023	04/05/2023	(46,458)	(46,700)
	4.680	03/01/2023	04/05/2023	(3,498)	(3,513)
	4.680	03/15/2023	04/05/2023	(1,861)	(1,865)
	4.680	03/29/2023	04/05/2023	(18,570)	(18,582)
	4.690	02/10/2023	04/10/2023	(149,374)	(150,398)
	4.870	03/13/2023	04/25/2023	(1,000)	(1,003)

Total Sale-Buyback Transactions					$(328,627)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2053	$45,279	$(41,842)	$(42,076)

Total Short Sales (0.2)%				$(41,842)	$(42,076)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(30,006)	$0	$(30,006)	$31,411	$1,405
BRC	0	(8,442)	0	(8,442)	9,038	596
BSN	0	(526,515)	0	(526,515)	533,389	6,874
FICC	36,043	0	0	36,043	(36,762)	(719)
GRE	0	(395,509)	0	(395,509)	1,498	(394,011)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	99

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
IND	$0	$(4,762)	$0	$(4,762)	$0	$(4,762)
JPS	0	(306,632)	0	(306,632)	309,861	3,229
MEI	0	0	0	0	(401)	(401)
NOM	0	0	0	0	(4)	(4)
NXN	0	(1,107,285)	0	(1,107,285)	1,117,479	10,194
RDR	0	(13,655)	0	(13,655)	13,692	37
SAL	0	0	0	0	(4)	(4)
STR	0	(3,559,492)	0	(3,559,492)	1,980,642	(1,578,850)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,014)	(4,014)	3,968	(46)
GSC	0	0	(51,913)	(51,913)	52,020	107
TDM	0	0	(5,681)	(5,681)	5,701	20
UBS	0	0	(267,019)	(267,019)	269,026	2,007

Total Borrowings and Other Financing Transactions	$36,043	$(5,952,298)	$(328,627)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(30,006)	$(18,187)	$(22,097)	$(70,290)
U.S. Treasury Obligations	0	(3,823,510)	0	0	(3,823,510)
Preferred Securities	0	0	(30,764)	0	(30,764)

Total	$0	$(3,853,516)	$(48,951)	$(22,097)	$(3,924,564)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(328,627)	0	0	(328,627)

Total	$0	$(328,627)	$0	$0	$(328,627)

Total Borrowings	$0	$(4,182,143)	$(48,951)	$(22,097)	$(4,253,191)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(4,253,191)

(k)	Securities with an aggregate market value of $4,341,927 and cash of $2 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(3,960,306) at a weighted average interest rate of 2.807%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(270) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(2,027,734) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	291	$291	$(98)	$(69)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	291	291	(118)	(69)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	110.500	04/21/2023	289	289	(104)	(12)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	944	944	(506)	(92)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	596	596	(243)	(84)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	289	289	(189)	(133)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	596	596	(382)	(123)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	944	944	(863)	(129)

Total Written Options					$(2,503)	$(711)

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Long-Term Bond June Futures	06/2023	159	$	20,854	$984	$159	$0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1,102		133,497	3,993	602	0

					$4,977	$761	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10,355	$	(2,477,434)	$42,158	$0	$(518)
Euro-Bund June Futures	06/2023	1,036		(152,622)	(4,726)	730	(696)
United Kingdom Long Gilt June Futures	06/2023	10		(1,275)	(34)	8	0

					$37,398	$738	$(1,214)

Total Futures Contracts					$42,375	$1,499	$(1,214)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Citigroup, Inc.	(1.000)%	Quarterly	12/20/2032	1.179%	$7,500	$305	$(204)	$101	$0	$(21)
JPMorgan Chase & Co.	(1.000)	Quarterly	12/20/2032	0.957	12,500	269	(316)	(47)	0	(53)

						$574	$(520)	$54	$0	$(74)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.773%	$	11,600	$2,127	$(845)	$1,282	$6	$0
AES Corp.	5.000	Quarterly	06/20/2027	1.137		15,000	2,072	177	2,249	28	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909	EUR	3,700	5	(1)	4	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.049	$	7,600	123	(104)	19	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.055		2,000	40	(26)	14	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.072		17,050	409	(213)	196	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		1,600	8	(5)	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720		2,200	(16)	35	19	3	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		1,000	(6)	14	8	1	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.833		2,200	(49)	64	15	4	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.613	EUR	5,600	86	(22)	64	4	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.124	$	6,410	442	(374)	68	2	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.127		5,300	453	(297)	156	5	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.267		13,200	192	(118)	74	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.358		10,700	169	(83)	86	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430		59,200	140	445	585	0	(17)
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		5,200	62	3	65	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		5,100	68	(8)	60	0	(1)
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.048		6,800	744	(490)	254	2	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.605		4,900	890	(326)	564	2	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.587		15,900	469	(265)	204	22	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.630		17,700	390	(274)	116	26	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475	EUR	31,750	(1,210)	877	(333)	29	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.128	$	10,800	1,877	(608)	1,269	15	0
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.599	EUR	1,000	23	(9)	14	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.006		4,100	41	(41)	0	4	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.990		20,500	219	(200)	19	74	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817	$	10,000	240	(173)	67	5	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862		22,300	(109)	236	127	21	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		900	(10)	13	3	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.283	EUR	9,600	227	(133)	94	2	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	1.132		6,900	91	(134)	(43)	28	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.684	$	10,900	78	45	123	1	0

							$10,285	$(2,840)	$7,445	$290	$(19)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	101

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	(1.000)%	Quarterly	12/20/2027	$133,875	$(1,063)	$(546)	$(1,609)	$0	$(132)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	45,135	$85	$(27)	$58	$6	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		167,875	(89)	655	566	212	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		34,916	(6)	118	112	68	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		5,270	(15)	20	5	11	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		36,892	(1,371)	(45)	(1,416)	91	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		276	(8)	1	(7)	1	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		46,184	(1,651)	255	(1,396)	105	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		2,000	(149)	35	(114)	5	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		11,100	80	75	155	11	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		3,155,390	7,738	30,189	37,927	3,112	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		6,216,400	48,091	25,424	73,515	6,729	0
CDX.IT-RAXX MAIN39	1.000	Quarterly	06/20/2028	EUR	103,400	283	589	872	339	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		598,680	1,021	6,597	7,618	1,643	0

						$54,009	$63,886	$117,895	$12,333	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	164,500	$1,569	$(3,124)	$(1,555)	$692	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	3,100,000	(39)	42	3	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024		23,360,600	(157)	362	205	16	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		290,200	(55)	62	7	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026	$	275,000	1,177	25,738	26,915	0	(548)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,679,600	90,623	101,357	191,980	0	(3,636)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		584,500	37,865	8,351	46,216	0	(1,363)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		51,000	(179)	814	635	203	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		42,400	(146)	333	187	167	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		19,500	(54)	371	317	78	0
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033		27,700	(119)	571	452	146	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		34,400	(138)	793	655	181	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		35,900	(158)	660	502	188	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		28,400	(122)	604	482	149	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		28,300	(109)	638	529	149	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		29,700	(101)	345	244	155	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		55,200	(197)	1,359	1,162	292	0
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		18,500	(169)	639	470	232	0
Receive(6)	6-Month EUR-EURIBOR	3.250	Annual	12/15/2033	EUR	96,500	(981)	(1,835)	(2,816)	456	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		37,560	3,672	17,201	20,873	0	(52)

							$132,182	$155,281	$287,463	$3,106	$(5,600)

Total Swap Agreements							$195,987	$215,261	$411,248	$15,729	$(5,825)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,499	$15,729	$17,228	$(711)	$(1,214)	$(6,288)	$(8,213)

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

(m)

Securities with an aggregate market value of $507,523 and cash of $26,008 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(463) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023		$7,922	AUD	11,914	$42	$0
	05/2023	AUD	11,914		$7,930	0	(42)

BOA	04/2023	PEN	6,742		1,788	0	(2)
	05/2023		139,368		35,579	0	(1,361)
	05/2023		$1,257	GBP	1,015	0	(4)
	05/2023		44,107	PEN	169,055	711	0

BPS	04/2023	AUD	356		$241	3	0
	04/2023	EUR	11,660		12,447	0	(199)
	04/2023		$1,278	EUR	1,175	0	(4)
	05/2023	AUD	3,517		$2,351	0	(2)
	05/2023		$3,247	EUR	2,982	0	(8)
	06/2023		10,472	PEN	39,626	6	0

BSH	04/2023		6,695		25,373	46	0

CBK	04/2023	GBP	4,309		$5,222	0	(93)
	04/2023	PEN	127,996		32,971	3	(1,008)
	04/2023		$1,074	GBP	873	3	0
	04/2023		15,873	PEN	60,047	67	0
	06/2023		5,968		23,227	173	0
	07/2023	PEN	17,894		$4,605	0	(122)
	08/2023		150,523		38,529	0	(1,184)
	08/2023		$3,490	PEN	13,631	105	0

DUB	04/2023	AUD	15,225		$10,259	82	0
	04/2023		$4,139	AUD	6,225	22	0
	04/2023		50,290	EUR	46,470	107	0
	05/2023	AUD	6,225		$4,144	0	(21)
	05/2023	EUR	46,470		50,371	0	(105)

GLM	05/2023	PEN	356,345		88,881	0	(5,606)

JPM	04/2023		$1,907	EUR	1,792	36	0
	04/2023		1,779	PEN	6,742	11	0

MBC	04/2023	EUR	24,909		$26,443	0	(571)
	04/2023		$16,460	EUR	15,345	181	0
	04/2023		1,106	GBP	900	4	0

MYI	04/2023	AUD	9,324		$6,269	36	0
	04/2023	GBP	1,705		2,082	0	(21)
	04/2023		$4,150	AUD	6,218	6	0
	05/2023	AUD	6,218		$4,154	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	103

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	04/2023		$81,050	GBP	65,771	$86	$0
	05/2023	GBP	65,771		$81,096	0	(87)

SCX	04/2023		$1,079	GBP	874	0	(1)
	06/2023		1,092	PEN	4,128	0	(1)

SSB	04/2023	PEN	8,796		$2,315	0	(23)
	05/2023		$2,315	PEN	8,819	23	0

TOR	04/2023	GBP	63,070		$75,859	0	(1,944)
	04/2023		$4,469	AUD	6,729	29	0
	05/2023	AUD	6,729		$4,473	0	(29)

UAG	04/2023		16,707		11,346	178	0
	04/2023	EUR	28,213		29,954	0	(643)
	04/2023		$4,671	AUD	7,010	15	0
	04/2023		1,860	GBP	1,540	39	0
	05/2023	AUD	7,010		$4,676	0	(15)

Total Forward Foreign Currency Contracts						$2,014	$(13,102)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.495%	09/18/2023	50,000	$0	$21,712

Total Purchased Options							$0	$21,712

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.050%	09/18/2023	285,000	$0	$(42,631)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	32,300	(153)	(193)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	32,300	(153)	(88)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	14,700	(143)	(77)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	14,700	(143)	(7)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	56,300	(307)	(252)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	56,300	(307)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	15,700	(75)	(94)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	15,700	(75)	(43)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	44,400	(231)	(271)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	44,400	(231)	(194)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	74,900	(878)	(117)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	74,900	(1,036)	(885)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	28,100	(154)	(126)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	28,100	(154)	(7)

							$(4,040)	$(44,999)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	16,000	$(105)	$(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	9,000	(41)	(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	16,000	(80)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	9,000	(34)	(1)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	20,000	(90)	(71)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	43,000	(343)	(142)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	31,900	(132)	(188)

					$(825)	$(464)

Total Written Options					$(4,865)	$(45,463)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.165%	$	1,400	$(37)	$(17)	$0	$(54)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537		44,400	(859)	1,313	454	0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.824		43,300	80	199	279	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675		1,950	(23)	28	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		1,100	(30)	(13)	0	(43)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		700	(62)	16	0	(46)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		25,050	(478)	626	148	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.573		8,800	98	(32)	66	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.593		3,000	46	(24)	22	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.625		18,900	(79)	204	125	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.923		9,300	(242)	(8)	0	(250)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.533		8,400	183	(79)	104	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.603		700	(7)	12	5	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.573		1,400	13	(2)	11	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946		400	(4)	4	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.272		1,100	4	(9)	0	(5)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.165		1,100	(29)	(14)	0	(43)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		300	(11)	(4)	0	(15)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.537		3,800	(92)	131	39	0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.824		13,100	9	75	84	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339		14,800	(239)	362	123	0

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.923		9,400	(245)	(8)	0	(253)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		12,300	(498)	(119)	0	(617)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		5,700	(508)	132	0	(376)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.447		8,800	1,230	(23)	1,207	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.173		7,950	(63)	81	18	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		50,350	(824)	1,122	298	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		16,900	(141)	307	166	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		5,600	(96)	46	0	(50)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.286		12,400	(498)	444	0	(54)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		54,550	(863)	1,186	323	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		200	(8)	(2)	0	(10)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.226		36,950	(732)	951	219	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702		9,300	(73)	160	87	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.332		19,000	260	(101)	159	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.411		9,400	130	(34)	96	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	2.469		73,600	(936)	(2,636)	0	(3,572)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.019		8,300	0	0	0	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.348		3,400	(192)	21	0	(171)
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.611		4,000	(357)	93	0	(264)
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.166		18,300	357	(95)	262	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434		14,000	(123)	261	138	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.614		1,500	(21)	37	16	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840		23,100	65	71	136	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944		16,700	(57)	100	43	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199		40,900	(930)	565	0	(365)

								$(6,882)	$5,327	$4,633	$(6,188)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,800	$(53)	$37	$0	$(16)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,022	(448)	381	0	(67)

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1	0	0	0	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	157	0	(71)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,301	(582)	497	0	(85)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	95	0	(45)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(121)	0	(130)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	63	0	(29)

						$(1,552)	$1,109	$0	$(443)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	105

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	250,000	4.681% (1-Month USD-LIBOR less a specified spread)	Monthly	01/10/2024	$	27,403	$0	$106	$106	$0

JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	957,216	4.430% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023		104,920	0	385	385	0
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,500,000	4.430% (1-Month USD-LIBOR less a specified spread)	Monthly	10/18/2023		164,415	0	604	604	0

									$0	$1,095	$1,095	$0

Total Swap Agreements									$(8,434)	$7,531	$5,728	$(6,631)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$42	$0	$0	$42	$(42)	$0	$0	$(42)	$0	$0	$0
BOA	711	21,712	733	23,156	(1,367)	(43,059)	(54)	(44,480)	(21,324)	22,794	1,470
BPS	9	0	219	228	(213)	0	(89)	(302)	(74)	0	(74)
BRC	0	0	267	267	0	0	(250)	(250)	17	0	17
BSH	46	0	0	46	0	0	0	0	46	0	46
BSS	0	0	0	0	0	0	0	0	0	(260)	(260)
CBK	351	0	246	597	(2,407)	0	(63)	(2,470)	(1,873)	2,100	227
DUB	211	0	0	211	(126)	0	0	(126)	85	0	85
GLM	0	0	0	0	(5,606)	(1,870)	0	(7,476)	(7,476)	7,313	(163)
GST	0	0	1,795	1,795	0	0	(1,433)	(1,433)	362	704	1,066
HUS	0	0	323	323	0	0	0	0	323	(310)	13
JPM	47	0	1,550	1,597	0	(204)	(3,582)	(3,786)	(2,189)	9,184	6,995
MBC	185	0	0	185	(571)	0	0	(571)	(386)	331	(55)
MEI	0	0	0	0	0	0	0	0	0	(10)	(10)
MYC	0	0	595	595	0	0	(956)	(956)	(361)	683	322
MYI	42	0	0	42	(27)	0	0	(27)	15	0	15
RBC	86	0	0	86	(87)	0	0	(87)	(1)	0	(1)
SAL	0	0	0	0	0	(330)	(175)	(505)	(505)	832	327
SCX	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SSB	23	0	0	23	(23)	0	0	(23)	0	0	0
TOR	29	0	0	29	(1,973)	0	0	(1,973)	(1,944)	2,310	366
UAG	232	0	0	232	(658)	0	(29)	(687)	(455)	706	251

Total Over the Counter	$2,014	$21,712	$5,728	$29,454	$(13,102)	$(45,463)	$(6,631)	$(65,196)

(o)

Securities with an aggregate market value of $46,956 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,499	$1,499
Swap Agreements	0	12,623	0	0	3,106	15,729

	$0	$12,623	$0	$0	$4,605	$17,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,014	$0	$2,014
Purchased Options	0	0	0	0	21,712	21,712
Swap Agreements	0	4,633	1,095	0	0	5,728

	$0	$4,633	$1,095	$2,014	$21,712	$29,454

	$0	$17,256	$1,095	$2,014	$26,317	$46,682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$711	$711
Futures	0	0	0	0	1,214	1,214
Swap Agreements	0	224	0	0	6,064	6,288

	$0	$224	$0	$0	$7,989	$8,213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,102	$0	$13,102
Written Options	0	0	0	0	45,463	45,463
Swap Agreements	0	6,631	0	0	0	6,631

	$0	$6,631	$0	$13,102	$45,463	$65,196

	$0	$6,855	$0	$13,102	$53,452	$73,409

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$800	$800
Futures	0	0	0	0	35,056	35,056
Swap Agreements	0	(62,274)	0	0	30,174	(32,100)

	$0	$(62,274)	$0	$0	$66,030	$3,756

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,444	$0	$1,444
Purchased Options	0	0	0	0	16,940	16,940
Written Options	0	5,844	0	0	(86,079)	(80,235)
Swap Agreements	0	10,478	1,840	0	0	12,318

	$0	$16,322	$1,840	$1,444	$(69,139)	$(49,533)

	$0	$(45,952)	$1,840	$1,444	$(3,109)	$(45,777)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	107

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)	March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,792	$1,792
Futures	0	0	0	0	54,666	54,666
Swap Agreements	0	96,747	0	0	79,403	176,150

	$0	$96,747	$0	$0	$135,861	$232,608

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,663	$0	$5,663
Purchased Options	0	0	0	0	(7,059)	(7,059)
Written Options	0	(2,400)	0	0	71,475	69,075
Swap Agreements	0	(8,489)	1,095	0	0	(7,394)

	$0	$(10,889)	$1,095	$5,663	$64,416	$60,285

	$0	$85,858	$1,095	$5,663	$200,277	$292,893

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$134,990	$60,714	$195,704
Corporate Bonds & Notes
Banking & Finance	0	6,472,717	26,879	6,499,596
Industrials	0	9,477,159	0	9,477,159
Utilities	0	3,993,804	600	3,994,404
Municipal Bonds & Notes
California	0	277,405	0	277,405
Florida	0	12,701	0	12,701
Georgia	0	49,464	0	49,464
Illinois	0	33,220	0	33,220
Indiana	0	2,039	0	2,039
Massachusetts	0	3,415	0	3,415
Michigan	0	36,437	0	36,437
Nevada	0	3,259	0	3,259
New Jersey	0	11,094	0	11,094
New Mexico	0	5,368	0	5,368
New York	0	114,785	0	114,785
Ohio	0	67,771	0	67,771
Oregon	0	10,220	0	10,220
Pennsylvania	0	12,875	0	12,875
Texas	0	55,308	0	55,308
Virginia	0	1,462	0	1,462
Wisconsin	0	4,343	0	4,343
U.S. Government Agencies	0	1,125,669	0	1,125,669
U.S. Treasury Obligations	0	7,015,814	0	7,015,814
Non-Agency Mortgage-Backed Securities	0	72,353	0	72,353
Asset-Backed Securities	0	209,669	0	209,669
Sovereign Issues	0	534,202	1,740	535,942
Convertible Preferred Securities
Financials	23,760	0	0	23,760
Preferred Securities
Financials	34,481	830,944	0	865,425
Industrials	0	38,452	0	38,452
Utilities	0	46,987	0	46,987

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$36,041	$0	$36,041
U.S. Treasury Bills	0	331	0	331

	$58,241	$30,690,298	$89,933	$30,838,472

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$285,554	$0	$0	$285,554

Total Investments	$343,795	$30,690,298	$89,933	$31,124,026

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(42,076)	$0	$(42,076)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	738	16,490	0	17,228
Over the counter	0	29,454	0	29,454

	$738	$45,944	$0	$46,682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(696)	(7,054)	0	(7,750)
Over the counter	0	(65,196)	0	(65,196)

	$(696)	$(72,250)	$0	$(72,946)

Total Financial Derivative Instruments	$42	$(26,306)	$0	$(26,264)

Totals	$343,837	$30,621,916	$89,933	$31,055,686

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.6%

CORPORATE BONDS & NOTES 18.5%

BANKING & FINANCE 14.2%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	$500	$462

American Express Co.
2.250% due 03/04/2025	1,000	953
2.550% due 03/04/2027	6,250	5,775
3.375% due 05/03/2024	3,300	3,236

American Tower Corp.
1.300% due 09/15/2025	1,000	916

Arch Capital Group Ltd.
3.635% due 06/30/2050	600	449

Ares Finance Co. LLC
3.650% due 02/01/2052	700	462

Aviation Capital Group LLC
4.125% due 08/01/2025	800	762

Bank of America Corp.
1.658% due 03/11/2027 •	6,100	5,527
1.734% due 07/22/2027 •	3,000	2,693
2.592% due 04/29/2031 •	7,000	5,932
3.093% due 10/01/2025 •	4,900	4,718
3.841% due 04/25/2025 •	1,000	982
4.271% due 07/23/2029 •	2,000	1,927
4.827% due 07/22/2026 •	10,000	9,893
5.614% (SOFRRATE + 0.970%) due 07/22/2027 ~	700	690

Banque Federative du Credit Mutuel SA
5.768% (US0003M + 0.960%) due 07/20/2023 ~	5,600	5,590

Barclays PLC
4.338% due 05/16/2024 •	5,000	4,988
4.375% due 01/12/2026	7,000	6,763
4.972% due 05/16/2029 •	1,800	1,738

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	2,500	2,080

BNP Paribas SA
1.904% due 09/30/2028 •	10,500	8,938
3.375% due 01/09/2025	2,350	2,256

BOC Aviation Ltd.
6.259% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,800

BPCE SA
1.000% due 01/20/2026	1,700	1,516
4.000% due 09/12/2023	3,000	2,974
5.700% due 10/22/2023	750	744
5.975% due 01/18/2027 •	1,500	1,498

Brixmor Operating Partnership LP
3.650% due 06/15/2024	500	484

Brookfield Finance, Inc.
4.250% due 06/02/2026	1,070	1,040

Citigroup, Inc.
2.572% due 06/03/2031 •(c)	2,500	2,111
2.976% due 11/05/2030 •	450	394
3.668% due 07/24/2028 •	700	664
3.700% due 01/12/2026	600	581
6.360% (SOFRRATE + 1.528%) due 03/17/2026 ~(c)	12,000	12,058

Cooperatieve Rabobank UA
4.655% due 08/22/2028 •	900	875

Corebridge Financial, Inc.
3.850% due 04/05/2029	3,900	3,565

Corporate Office Properties LP
2.900% due 12/01/2033	750	524

Credit Suisse AG
0.520% due 08/09/2023	300	292

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,000	893
2.593% due 09/11/2025 •	300	279
3.091% due 05/14/2032 •	3,900	3,145
3.869% due 01/12/2029 •	700	625
4.207% due 06/12/2024 •	750	728
4.550% due 04/17/2026	700	647
6.442% due 08/11/2028 •	5,650	5,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
2.311% due 11/16/2027 •	$800	$679
3.035% due 05/28/2032 •(c)	3,400	2,623
3.961% due 11/26/2025 •	3,000	2,840

Equinix, Inc.
3.200% due 11/18/2029	600	536

Equitable Financial Life Global Funding
0.500% due 04/06/2023	3,000	2,999

Essex Portfolio LP
3.500% due 04/01/2025	850	820

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	600	585
5.625% due 08/16/2032	1,500	1,476

GA Global Funding Trust
1.000% due 04/08/2024	4,700	4,481
1.950% due 09/15/2028	3,600	3,075

Goldman Sachs Group, Inc.
1.542% due 09/10/2027 •	100	88
2.640% due 02/24/2028 •	6,125	5,593
3.500% due 04/01/2025	1,875	1,822
3.691% due 06/05/2028 •	1,000	948
6.553% (US0003M + 1.600%) due 11/29/2023 ~	8,000	8,029
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~	5,000	5,007

Guardian Life Global Funding
1.100% due 06/23/2025	1,400	1,286

Healthpeak Properties, Inc.
3.250% due 07/15/2026	1,000	951

HSBC Holdings PLC
3.803% due 03/11/2025 •	4,900	4,793
3.950% due 05/18/2024 •	1,050	1,046
3.973% due 05/22/2030 •	2,600	2,348
4.292% due 09/12/2026 •	1,300	1,246
4.755% due 06/09/2028 •	3,350	3,250

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034	400	307

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	4,800	4,316
3.540% due 05/01/2028 •	4,300	4,070
3.797% due 07/23/2024 •	1,000	995
4.851% due 07/25/2028 •	10,000	9,990

Lazard Group LLC
3.750% due 02/13/2025	500	487

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,381
3.574% due 11/07/2028 •	4,100	3,753
4.450% due 05/08/2025	1,400	1,363
4.582% due 12/10/2025	600	567

MassMutual Global Funding
3.400% due 03/08/2026	400	388

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	5,000	4,826
4.080% due 04/19/2028 •	1,000	958

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •	300	289
5.588% (US0003M + 0.630%) due 05/25/2024 ~	4,000	3,982

Morgan Stanley
0.985% due 12/10/2026 •	1,700	1,517
2.239% due 07/21/2032 •	4,000	3,212
3.125% due 07/27/2026	1,000	948
3.737% due 04/24/2024 •	3,900	3,893

Nationwide Building Society
4.363% due 08/01/2024 •	4,085	4,051

NatWest Group PLC
1.642% due 06/14/2027 •	5,500	4,855
4.269% due 03/22/2025 •	900	884
6.684% (US0003M + 1.550%) due 06/25/2024 ~	1,800	1,799

New York Life Global Funding
0.950% due 06/24/2025	1,200	1,105

Nomura Holdings, Inc.
2.648% due 01/16/2025	3,000	2,844
2.999% due 01/22/2032	1,000	804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding II
1.375% due 04/14/2026	$1,200	$1,077

Physicians Realty LP
4.300% due 03/15/2027	700	676

Principal Life Global Funding
0.750% due 04/12/2024	8,600	8,224

Progressive Corp.
2.500% due 03/15/2027	1,900	1,754

Protective Life Global Funding
0.502% due 04/12/2023	3,000	2,997

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	300	290

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	500	433
3.244% due 10/05/2026	1,000	907
4.400% due 07/13/2027	300	281

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	2,900	2,742
1.673% due 06/14/2027 •	1,000	871
3.823% due 11/03/2028 •	300	275

Santander U.K. PLC
5.000% due 11/07/2023	563	557

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,300	1,292

Societe Generale SA
3.875% due 03/28/2024	1,000	976
6.446% due 01/10/2029 •	3,000	3,012

Spirit Realty LP
3.400% due 01/15/2030	700	602

Standard Chartered PLC
3.265% due 02/18/2036 •	800	627
3.785% due 05/21/2025 •	3,000	2,941
6.589% (SOFRRATE + 1.740%) due 03/30/2026 ~	3,000	3,009

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	3,000	2,846
2.448% due 09/27/2024	1,700	1,630
2.696% due 07/16/2024	3,900	3,765
5.464% due 01/13/2026	4,500	4,546

SURA Asset Management SA
4.375% due 04/11/2027	1,000	922

SVB Financial Group
3.500% due 01/29/2025 ^(b)	1,600	1,011

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	3,400	3,019

Synchrony Financial
4.250% due 08/15/2024	500	473

Truist Financial Corp.
1.950% due 06/05/2030	1,000	807

UBS Group AG
4.125% due 04/15/2026	3,500	3,330
4.703% due 08/05/2027 •	4,100	3,928

Wells Fargo & Co.
3.550% due 09/29/2025	200	192
4.300% due 07/22/2027	4,000	3,880

Welltower, Inc.
4.000% due 06/01/2025	4,500	4,373

WP Carey, Inc.
4.000% due 02/01/2025	1,000	969
4.250% due 10/01/2026	500	488

		312,612

INDUSTRIALS 2.8%

7-Eleven, Inc.
0.800% due 02/10/2024	6,000	5,747

Adventist Health System
2.952% due 03/01/2029	2,500	2,227

Aker BP ASA
2.000% due 07/15/2026	700	630

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,189	1,036

Arrow Electronics, Inc.
3.875% due 01/12/2028	700	665

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	109

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
3.950% due 06/15/2025	$1,000	$973

Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,000	1,978

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	607	587

Dell International LLC
6.020% due 06/15/2026	3,100	3,183

Energy Transfer LP
4.500% due 11/01/2023	5,691	5,643

FactSet Research Systems, Inc.
3.450% due 03/01/2032	500	437

Flex Ltd.
4.750% due 06/15/2025	1,200	1,179

Global Payments, Inc.
2.900% due 11/15/2031	500	410

Harvest Operations Corp.
1.000% due 04/26/2024	9,800	9,399

HCA, Inc.
3.125% due 03/15/2027	4,000	3,721

Hyundai Capital America
5.875% due 04/07/2025	500	506

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,165	1,835

Marriott International, Inc.
2.750% due 10/15/2033	900	729

Quanta Services, Inc.
2.900% due 10/01/2030	750	647

Reliance Steel & Aluminum Co.
2.150% due 08/15/2030	500	420

Starbucks Corp.
5.144% (SOFRINDX + 0.420%) due 02/14/2024 ~	1,300	1,293

Sutter Health
2.294% due 08/15/2030	2,800	2,351

United Airlines Pass-Through Trust
2.700% due 11/01/2033	354	299
2.900% due 11/01/2029	1,318	1,127
4.150% due 10/11/2025	779	763
4.550% due 08/25/2031	1,277	1,130
5.875% due 04/15/2029	1,962	1,959

UnitedHealth Group, Inc.
4.250% due 01/15/2029	4,200	4,171

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	6,100	5,750

Woodside Finance Ltd.
3.700% due 03/15/2028	700	654

WRKCo, Inc.
3.900% due 06/01/2028	800	762

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	900	873

		63,084

UTILITIES 1.5%

Avangrid, Inc.
3.150% due 12/01/2024	2,000	1,940

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	165	157

NBN Co. Ltd.
1.450% due 05/05/2026	4,300	3,889

Pacific Gas & Electric Co.
4.250% due 08/01/2023	1,200	1,193
4.400% due 03/01/2032	3,000	2,707
4.950% due 06/08/2025	1,700	1,681
5.450% due 06/15/2027	1,600	1,586

Plains All American Pipeline LP
4.500% due 12/15/2026	700	685

Puget Energy, Inc.
2.379% due 06/15/2028	1,200	1,058

Southern California Edison Co.
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~	4,100	4,100
5.300% due 03/01/2028	2,100	2,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	$10,729	$10,402

Verizon Communications, Inc.
4.016% due 12/03/2029	820	785

		32,337

Total Corporate Bonds & Notes (Cost $430,556)		408,033

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.1%

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	1,000	831

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,316

		3,147

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Notes, Series 2021
1.154% due 10/01/2025	2,000	1,841
1.471% due 10/01/2026	700	633

		2,474

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,188

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.4%

New York State Urban Development Corp. Revenue Notes, Series 2019
3.540% due 03/15/2028	7,000	6,702

New York State Urban Development Corp. Revenue Notes, Series 2020
1.346% due 03/15/2026	2,300	2,121

		8,823

OREGON 0.1%

Oregon Department of Transportation State Revenue Notes, Series 2020
1.084% due 11/15/2027	2,000	1,742

TEXAS 0.2%

Houston Community College System, Texas General Obligation Notes, Series 2021
5.000% due 02/15/2029	1,800	1,848

Williamson County, Texas General Obligation Notes, Series 2021
0.640% due 02/15/2026	2,500	2,247

		4,095

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	300	254

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	2,200	2,108
1.820% due 06/01/2026	800	725

		3,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2021
1.486% due 05/01/2029	$600	$508

Total Municipal Bonds & Notes (Cost $25,747)		25,104

U.S. GOVERNMENT AGENCIES 8.8%

Fannie Mae
0.750% due 11/25/2050	2,538	1,913
3.824% due 01/25/2047 •	591	574
3.936% due 12/25/2046 ~	589	578
3.972% due 10/25/2046 •	712	698
4.101% due 10/01/2037 •	59	60
5.085% due 06/25/2037 •	44	43
5.295% due 07/25/2049 •	1,583	1,539
5.355% due 03/25/2041 ~	818	808
5.586% due 07/01/2034 •	43	44

Federal Home Loan Bank
1.050% due 08/13/2026	4,800	4,332

Freddie Mac
0.650% due 10/27/2025	9,200	8,408
0.800% due 10/28/2026	9,200	8,189
1.000% due 12/15/2040 - 05/25/2047	3,383	3,089
2.500% due 09/25/2048	1,781	1,630
3.000% due 08/15/2046	649	618
3.490% due 06/01/2037 •	67	68
3.802% due 07/15/2041 •	895	881
3.896% due 10/15/2037 •	689	676
4.000% due 09/01/2048 - 10/01/2048	2,986	2,902
4.500% due 02/01/2049	2,088	2,084

Ginnie Mae
1.500% due 10/20/2045	1,741	1,517
4.862% due 09/20/2065 •	778	773
4.916% due 08/20/2065 •	1,133	1,127
5.026% due 02/20/2067 •	1,027	1,021
5.086% due 10/20/2065 •	1,444	1,434
5.106% due 07/20/2063 •	264	263
5.136% due 06/20/2065 ~	950	941
5.146% due 06/20/2065 •	604	597
5.166% due 03/20/2065 •	1,198	1,187
5.216% due 12/20/2064 ~	1,356	1,336
5.216% due 11/20/2065 •	431	430
5.336% due 02/20/2066 •	7	7
5.446% due 04/20/2066 •	2,130	2,112
5.466% due 04/20/2066 •	3,072	3,057
5.566% due 01/20/2067 •	1,216	1,210

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 05/01/2052	36,351	32,703
4.000% due 11/01/2052	43,920	42,046
4.500% due 08/01/2048 - 02/01/2053	9,616	9,439
5.500% due 04/01/2034 - 04/01/2039	96	98

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2053	1,500	1,435
4.500% due 05/01/2053	53,700	52,632

Total U.S. Government Agencies (Cost $198,643)		194,499

U.S. TREASURY OBLIGATIONS 51.3%

U.S. Treasury Notes
4.375% due 10/31/2024 (f)	440,000	440,593
4.500% due 11/30/2024	689,100	691,926

Total U.S. Treasury Obligations (Cost $1,132,739)		1,132,519

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	2,425	2,386

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	$7,000	$6,554

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •	3,400	3,277

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	2,456	2,321

BANK
2.808% due 10/17/2052	2,500	2,283
2.978% due 11/15/2062	12,500	10,968
3.279% due 11/15/2054	786	726
3.432% due 05/15/2062	2,550	2,380
3.623% due 04/15/2052	3,000	2,852
4.005% due 02/15/2052	7,100	6,683
4.217% due 08/15/2061 ~	7,000	6,693

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,185	1,139

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	3,876

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	969	932

BX Trust
5.576% due 04/15/2039 •	1,954	1,862
5.583% due 10/15/2036 •	8,300	7,977

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,223	1,166
3.297% due 10/12/2050	3,922	3,722

Commercial Mortgage Trust
3.178% due 02/10/2035	4,900	4,579
3.244% due 10/10/2029	2,000	1,895
3.550% due 02/10/2049	658	637
4.181% due 05/10/2051	1,026	994

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	2,577	2,486

EQUS Mortgage Trust
5.439% due 10/15/2038 ~	6,900	6,651

Extended Stay America Trust
5.765% due 07/15/2038 ~	5,320	5,165

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •	5,000	4,592

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	2,300	2,290

GS Mortgage Securities Trust
3.801% due 01/10/2047	709	699

Hawaii Hotel Trust
5.834% due 05/15/2038 •	3,400	3,320

Hilton USA Trust
3.719% due 11/05/2038	2,000	1,846

InTown Mortgage Trust
7.316% due 08/15/2039 •	4,000	3,977

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033	2,800	2,534
5.901% due 07/05/2033 ~	2,033	1,864
5.984% due 03/15/2036 •	6,800	6,487

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,007	963
3.409% due 10/15/2050	2,000	1,857

MAD Mortgage Trust
2.976% due 08/15/2034 ~	7,100	6,734

Morgan Stanley Capital Trust
2.606% due 08/15/2049	395	375
2.860% due 11/15/2049	2,225	2,129
5.854% due 12/15/2038 •	4,700	4,554

Morgan Stanley Mortgage Capital Holdings Trust
3.397% due 09/13/2039	3,400	3,011

New Orleans Hotel Trust
5.673% due 04/15/2032 •	2,700	2,587

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	2,100	1,887

SREIT Trust
5.384% due 10/15/2038 •	2,400	2,305

Starwood Mortgage Trust
5.542% due 11/15/2036 •	2,550	2,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	$2,390	$2,275
3.460% due 04/15/2052	3,200	3,001
3.903% due 02/15/2051	1,472	1,413
4.119% due 06/15/2051	2,000	1,927

Waikiki Beach Hotel Trust
5.734% due 12/15/2033 •	5,270	5,084

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	834	797
2.911% due 06/15/2049	657	631
3.390% due 11/15/2050	1,111	1,067
4.147% due 06/15/2051	600	581
5.694% due 02/15/2037 •	4,000	3,895

Total Non-Agency Mortgage-Backed Securities (Cost $171,710)		167,340

ASSET-BACKED SECURITIES 11.6%

ACREC Ltd.
5.859% due 10/16/2036 •	1,500	1,433

American Express Credit Account Master Trust
4.950% due 10/15/2027	3,800	3,839

Anchorage Capital CLO Ltd.
5.932% due 07/15/2032 •	5,000	4,920

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •	1,808	1,792

Apidos CLO
5.872% due 04/15/2031 •	750	740

Apres Static CLO Ltd.
5.862% due 10/15/2028 •	853	849

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •	3,000	2,938

AREIT Trust
5.789% due 11/17/2038 •	6,491	6,276
5.809% due 01/16/2037 •	3,278	3,181
6.044% due 09/14/2036 •	125	122
6.985% due 06/17/2039 •	7,000	6,993

Ares CLO Ltd.
5.845% due 04/18/2031 ~	3,400	3,358
5.865% due 04/22/2031 •	2,000	1,970

Atlas Senior Loan Fund Ltd.
5.882% due 01/15/2031 •	1,473	1,458
5.895% due 04/22/2031 •	1,300	1,274

Avis Budget Rental Car Funding AESOP LLC
5.440% due 02/22/2028 (a)	4,000	3,998

Babson CLO Ltd.
5.798% due 01/20/2031 •	2,000	1,982

BDS Ltd.
6.111% due 12/16/2036 •	4,300	4,225
6.556% due 03/19/2039 •	5,500	5,390
6.828% due 08/19/2038 •	2,400	2,376

BPCRE Holder LLC
7.091% due 01/16/2037 •	7,000	6,937

BSPRT Issuer Ltd.
7.123% due 07/15/2039 ~	4,500	4,441

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027	5,200	5,258

Carlyle Global Market Strategies CLO Ltd.
5.895% due 04/22/2032 •	1,800	1,769

Cedar Funding CLO Ltd.
5.808% due 01/20/2031 •	6,050	5,992

CLNC Ltd.
6.056% due 08/20/2035 •	1,462	1,437

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •	4,593	4,511

Dell Equipment Finance Trust
4.140% due 07/22/2027	2,000	1,971

DLLAD LLC
0.640% due 09/21/2026	2,800	2,632

DLLST LLC
3.400% due 01/21/2025	9,750	9,561
3.690% due 09/20/2028	1,300	1,257

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •	1,288	1,251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.645% due 09/25/2068 •	$2,106	$2,038
5.845% due 07/25/2069 •	2,872	2,798
5.845% due 01/27/2070 ~	1,415	1,379
5.895% due 05/25/2067 •	801	776

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •	3,000	2,890

FS Rialto Issuer LLC
6.459% due 01/19/2039 •	6,500	6,379

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •	1,180	1,167

HGI CRE CLO Ltd.
6.258% due 04/20/2037 •	3,200	3,154

LCCM Trust
5.884% due 12/13/2038 •	1,960	1,900

LCM Ltd.
5.888% due 04/20/2031 •	2,000	1,960

LMREC LLC
5.847% due 04/22/2037 •	1,257	1,248

LoanCore Issuer Ltd.
5.984% due 11/15/2038 •	4,600	4,516
6.108% due 01/17/2037 •	2,300	2,229

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036	2,200	2,098

MF1 LLC
7.391% due 09/17/2037 •	3,200	3,173

MF1 Ltd.
5.910% due 02/19/2037 •	5,000	4,870

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	2,353	2,304

MMAF Equipment Finance LLC
5.570% due 09/09/2025	6,600	6,604

Navient Private Education Loan Trust
6.134% due 07/16/2040 •	2,423	2,412

Navient Student Loan Trust
5.995% due 07/26/2066 •	5,081	5,019

Nelnet Student Loan Trust
5.445% due 03/25/2030 •	70	70
5.791% due 04/20/2062 •	4,800	4,579

Newark BSL CLO Ltd.
5.788% due 07/25/2030 •	682	675

Oaktree CLO Ltd.
5.925% due 04/22/2030 •	3,000	2,937

OSD CLO Ltd.
5.662% due 04/17/2031 •	2,462	2,421

OZLM Ltd.
5.968% due 07/20/2032 •	1,800	1,772

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •	1,211	1,196

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028	2,448	2,435

PFP Ltd.
5.728% due 08/09/2037 •	2,084	2,003
6.934% due 08/19/2035 •	4,600	4,590

Ready Capital Mortgage Financing LLC
5.795% due 07/25/2036 ~	2,383	2,316
5.845% due 04/25/2038 •	2,259	2,213
7.358% due 10/25/2039 •	2,996	3,008

Saranac CLO Ltd.
6.294% due 08/13/2031 •	4,200	4,157

Shelter Growth CRE Issuer Ltd.
7.052% due 06/17/2037 •	8,600	8,568

SLC Student Loan Trust
4.924% due 05/15/2029 •	380	375
5.833% due 11/25/2042 •	138	137

SLM Private Education Loan Trust
9.434% due 10/15/2041 •	2,451	2,666

SLM Student Loan Trust
4.958% due 10/25/2028 •	190	190

SMB Private Education Loan Trust
3.630% due 11/15/2035	6,940	6,647
5.414% due 01/15/2053 •	3,082	2,987
6.008% due 02/16/2055 •	1,027	1,012

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	111

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •	$7,000	$6,771

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •	3,700	3,626

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	4,100	4,034

Venture CLO Ltd.
5.798% due 07/20/2030 •	3,974	3,924
5.828% due 04/20/2029 •	523	521
5.962% due 07/30/2032 •	2,000	1,960

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~	2,179	2,158
5.928% due 07/20/2032 •	3,900	3,824

VMC Finance LLC
5.861% due 06/16/2036 •	495	470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •	$2,047	$2,027
5.698% due 07/20/2029 •	2,985	2,949
5.868% due 10/20/2029 •	1,388	1,379

Total Asset-Backed Securities (Cost $258,068)		255,642

SOVEREIGN ISSUES 0.3%

Province of Ontario
3.050% due 01/29/2024	5,000	4,930

Province of Quebec
2.500% due 04/20/2026	2,200	2,107

Total Sovereign Issues (Cost $7,197)		7,037

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.4%

REPURCHASE AGREEMENTS (d) 3.4%
$75,037

Total Short-Term Instruments (Cost $75,037)	75,037

Total Investments in Securities (Cost $2,299,697)	2,265,211

Total Investments 102.6% (Cost $2,299,697)	$2,265,211

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $314)	(354)

Other Assets and Liabilities, net (2.6)%	(57,562)

Net Assets 100.0%	$2,207,295

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$2,500	$2,111	0.10%
Citigroup, Inc.	6.360	03/17/2026	03/10/2022	12,000	12,058	0.54
Deutsche Bank AG	3.035	05/28/2032	08/05/2021 - 04/27/2022	3,176	2,623	0.12

				$17,676	$16,792	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$36,500	U.S. Treasury Notes 3.125% due 08/31/2027	$(37,253)	$36,500	$36,500
	4.910	03/31/2023	04/03/2023	32,800	U.S. Treasury Notes 0.500% due 02/28/2026	(33,569)	32,800	32,813
	4.950	03/31/2023	04/03/2023	100	U.S. Treasury Notes 0.500% due 04/30/2027	(103)	100	100
FICC	2.200	03/31/2023	04/03/2023	737	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(752)	737	737
	4.830	03/31/2023	04/03/2023	4,900	U.S. Treasury Inflation Protected Securities 1.500% due 02/15/2053	(4,998)	4,900	4,902

Total Repurchase Agreements						$(76,675)	$75,037	$75,052

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$69,413	$0	$0	$69,413	$(70,925)	$(1,512)
FICC	5,639	0	0	5,639	(5,750)	(111)

Total Borrowings and Other Financing Transactions	$75,052	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	1,865	$385,035	$4,581	$263	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	317	$(34,714)	$(714)	$0	$(72)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	842	(102,000)	(2,959)	0	(460)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	101	(14,254)	(647)	0	(136)

				$(4,320)	$0	$(668)

Total Futures Contracts				$261	$263	$(668)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2023	0.424%	$2,400	$2	$2	$4	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.469	5,400	68	(45)	23	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555	2,100	1	11	12	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.720	1,200	(6)	16	10	2	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.430	2,000	33	(13)	20	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.599	1,300	17	(1)	16	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	200	2	0	2	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.862	1,900	(2)	13	11	2	0

						$115	$(17)	$98	$4	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$17,000	$(13)	$217	$204	$17	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	29,000	212	132	344	31	0

					$199	$349	$548	$48	$0

Total Swap Agreements					$314	$332	$646	$52	$(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	113

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$263	$52	$315	$0	$(668)	$(1)	$(669)

(f)

Securities with an aggregate market value of $6,550 and cash of $10,045 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$263	$263
Swap Agreements	0	52	0	0	0	52

	$0	$52	$0	$0	$263	$315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$668	$668
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$668	$669

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(279)	$(279)
Swap Agreements	0	(55)	0	0	19	(36)

	$0	$(55)	$0	$0	$(260)	$(315)

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(416)	$(416)
Swap Agreements	0	559	0	0	0	559

	$0	$559	$0	$0	$(416)	$143

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$312,612	$0	$312,612
Industrials	0	63,084	0	63,084
Utilities	0	32,337	0	32,337
Municipal Bonds & Notes
California	0	3,147	0	3,147
Florida	0	2,474	0	2,474
Idaho	0	1,188	0	1,188
Massachusetts	0	40	0	40
New York	0	8,823	0	8,823
Oregon	0	1,742	0	1,742
Texas	0	4,095	0	4,095
West Virginia	0	3,087	0	3,087
Wisconsin	0	508	0	508
U.S. Government Agencies	0	194,499	0	194,499
U.S. Treasury Obligations	0	1,132,519	0	1,132,519
Non-Agency Mortgage-Backed Securities	0	167,340	0	167,340
Asset-Backed Securities	0	255,642	0	255,642

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Sovereign Issues	$0	$7,037	$0	$7,037
Short-Term Instruments
Repurchase Agreements	0	75,037	0	75,037

Total Investments	$0	$2,265,211	$0	$2,265,211

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$315	$0	$315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(669)	$0	$(669)

Total Financial Derivative Instruments	$0	$(354)	$0	$(354)

Totals	$0	$2,264,857	$0	$2,264,857

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	115

Schedule of Investments	PIMCO Moderate Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.8%

CORPORATE BONDS & NOTES 20.5%

BANKING & FINANCE 16.0%

AIA Group Ltd.
3.375% due 04/07/2030	$4,500	$4,141

American Tower Corp.
2.750% due 01/15/2027	6,200	5,720

Andrew W Mellon Foundation
0.947% due 08/01/2027	7,000	6,118

Aviation Capital Group LLC
4.125% due 08/01/2025	600	572

Banco Santander SA
1.849% due 03/25/2026	2,000	1,796

Bank of America Corp.
1.319% due 06/19/2026 •	4,000	3,659
1.658% due 03/11/2027 •	11,900	10,783
1.734% due 07/22/2027 •	7,200	6,462
1.922% due 10/24/2031 •	2,900	2,315
3.093% due 10/01/2025 •	8,500	8,184
3.194% due 07/23/2030 •	100	89
3.419% due 12/20/2028 •	5,842	5,433
3.593% due 07/21/2028 •	2,500	2,351

Barclays PLC
2.667% due 03/10/2032 •	1,400	1,104
2.852% due 05/07/2026 •	6,000	5,608
2.894% due 11/24/2032 •	8,000	6,421
7.437% due 11/02/2033 •	9,300	10,289

BNP Paribas SA
1.323% due 01/13/2027 •	1,100	973
1.904% due 09/30/2028 •	15,000	12,768
2.871% due 04/19/2032 •	7,050	5,877
3.052% due 01/13/2031 •	4,400	3,776
3.500% due 11/16/2027	1,700	1,566

BOC Aviation Ltd.
6.259% (US0003M + 1.125%) due 09/26/2023 ~	5,000	4,999

BPCE SA
1.000% due 01/20/2026	1,200	1,070
2.375% due 01/14/2025	6,900	6,485
4.500% due 03/15/2025	2,000	1,929
5.700% due 10/22/2023	500	496

Brookfield Finance, Inc.
4.350% due 04/15/2030	550	513

Citigroup, Inc.
2.572% due 06/03/2031 •(d)	6,600	5,572
2.976% due 11/05/2030 •	3,628	3,179
3.980% due 03/20/2030 •	2,000	1,866
6.360% (SOFRRATE + 1.528%) due 03/17/2026 ~(d)	5,000	5,024
6.427% (US0003M + 1.250%) due 07/01/2026 ~	8,000	8,005

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	6,000	5,485

Credit Agricole SA
3.250% due 10/04/2024	2,000	1,931

Credit Suisse AG
3.625% due 09/09/2024	800	762

Credit Suisse Group AG
2.193% due 06/05/2026 •	8,850	7,900
3.091% due 05/14/2032 •	6,600	5,323
3.800% due 06/09/2023	6,300	6,182
4.550% due 04/17/2026	4,500	4,157
6.373% due 07/15/2026 •	8,000	7,751

Crown Castle, Inc.
3.800% due 02/15/2028	1,500	1,425

Deutsche Bank AG
2.222% due 09/18/2024 •	5,700	5,544
3.961% due 11/26/2025 •	200	189

First American Financial Corp.
2.400% due 08/15/2031	2,100	1,626

GA Global Funding Trust
1.000% due 04/08/2024	12,500	11,918
1.625% due 01/15/2026	1,600	1,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
5.250% due 03/01/2026	$2,000	$2,002

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	11,100	9,943
1.542% due 09/10/2027 •	14,800	13,032
3.691% due 06/05/2028 •	7,175	6,804
4.223% due 05/01/2029 •	4,000	3,836
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~	2,500	2,504

HSBC Holdings PLC
1.645% due 04/18/2026 •	7,000	6,398
2.848% due 06/04/2031 •	1,550	1,303
3.803% due 03/11/2025 •	2,200	2,152
3.950% due 05/18/2024 •	6,600	6,577
3.973% due 05/22/2030 •	8,400	7,587
4.292% due 09/12/2026 •	1,500	1,438

ING Groep NV
3.950% due 03/29/2027	700	670
4.625% due 01/06/2026	3,200	3,145
5.859% (SOFRRATE + 1.010%) due 04/01/2027 ~	7,500	7,296

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,800	1,383

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	9,100	8,183
1.953% due 02/04/2032 •	13,900	11,191
2.739% due 10/15/2030 •	2,700	2,359
3.540% due 05/01/2028 •	1,000	947
3.782% due 02/01/2028 •	2,400	2,297
4.565% due 06/14/2030 •	3,125	3,045

Kimco Realty Corp.
3.800% due 04/01/2027	2,000	1,902

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,498

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	1,901

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	7,800	7,139
4.450% due 05/08/2025	8,000	7,787
4.550% due 08/16/2028	2,000	1,901

LSEGA Financing PLC
2.000% due 04/06/2028	1,400	1,203

Metropolitan Life Global Funding
1.875% due 01/11/2027	5,500	4,920

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	9,000	8,259
2.048% due 07/17/2030	6,000	4,909
3.850% due 03/01/2026	300	288

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •	2,000	1,578
2.172% due 05/22/2032 •	15,450	12,127
3.477% due 04/12/2026	4,000	3,812

Morgan Stanley
2.239% due 07/21/2032 •	1,100	883
2.475% due 01/21/2028 •	27,150	24,824
3.591% due 07/22/2028 •	3,000	2,836

Nationwide Building Society
4.363% due 08/01/2024 •	5,800	5,752

NatWest Group PLC
1.642% due 06/14/2027 •	10,000	8,828
4.269% due 03/22/2025 •	6,000	5,891
4.800% due 04/05/2026	9,000	8,734

Protective Life Global Funding
1.618% due 04/15/2026	3,000	2,738

RGA Global Funding
2.700% due 01/18/2029	2,500	2,186

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	2,000	1,786
1.673% due 06/14/2027 •	1,000	871
2.469% due 01/11/2028 •	2,700	2,378
3.823% due 11/03/2028 •	4,000	3,669
4.796% due 11/15/2024 •	3,250	3,206

SBA Tower Trust
1.884% due 07/15/2050	8,000	7,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
2.625% due 01/22/2025	$1,000	$938
4.000% due 01/12/2027	2,000	1,873
6.446% due 01/10/2029 •	2,500	2,510

Standard Chartered PLC
2.678% due 06/29/2032 •	2,900	2,279

Sumitomo Mitsui Financial Group, Inc.
2.632% due 07/14/2026	1,000	928
2.696% due 07/16/2024	3,000	2,897
3.040% due 07/16/2029	7,500	6,650

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	8,100	7,192

UBS Group AG
2.095% due 02/11/2032 •	12,000	9,324
4.703% due 08/05/2027 •	7,400	7,090

Ventas Realty LP
4.125% due 01/15/2026	1,000	971

Wells Fargo & Co.
2.393% due 06/02/2028 •	2,800	2,523
3.000% due 10/23/2026	2,600	2,434
3.584% due 05/22/2028 •	1,930	1,820
4.478% due 04/04/2031 •	10,000	9,580

		510,934

INDUSTRIALS 2.9%

Adventist Health System
2.952% due 03/01/2029	4,299	3,829

Air Canada Pass-Through Trust
3.750% due 06/15/2029	378	352

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,557	1,286
3.375% due 11/01/2028	3,777	3,290
3.650% due 02/15/2029	2,201	2,009
4.000% due 01/15/2027	1,322	1,199

Amgen, Inc.
5.250% due 03/02/2025	2,200	2,225

BAT International Finance PLC
3.950% due 06/15/2025	2,000	1,946

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030	12,000	10,828

British Airways Pass-Through Trust
2.900% due 09/15/2036	679	558
4.625% due 12/20/2025	101	100

Broadcom, Inc.
4.110% due 09/15/2028	2,000	1,913

CHRISTUS Health
4.341% due 07/01/2028	3,000	2,918

CommonSpirit Health
2.782% due 10/01/2030	4,700	3,998

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	331	320

CVS Health Corp.
3.750% due 04/01/2030	5,700	5,337
4.300% due 03/25/2028	438	430

CVS Pass-Through Trust
7.507% due 01/10/2032	1,019	1,099

Georgetown University
2.247% due 04/01/2030	4,500	3,809

Hyundai Capital America
0.800% due 04/03/2023	4,100	4,100

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,500	2,423

JetBlue Pass-Through Trust
2.750% due 11/15/2033	6,927	5,870

PeaceHealth Obligated Group
1.375% due 11/15/2025	3,100	2,823

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	1,400	1,287

Sutter Health
2.294% due 08/15/2030	7,700	6,464
3.695% due 08/15/2028	4,300	4,053

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
2.700% due 11/01/2033	$1,769	$1,495
3.100% due 01/07/2030	852	769
3.450% due 01/07/2030	639	555
4.550% due 08/25/2031	3,605	3,192
5.875% due 04/15/2029	6,942	6,930

UnitedHealth Group, Inc.
4.250% due 01/15/2029	6,000	5,959

		93,366

UTILITIES 1.6%

American Electric Power Co., Inc.
5.294% (US0003M + 0.480%) due 11/01/2023 ~	5,600	5,575

AT&T, Inc.
4.300% due 02/15/2030	2,700	2,625

Black Hills Corp.
1.037% due 08/23/2024	4,600	4,331

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,300	2,008

NBN Co. Ltd.
1.450% due 05/05/2026	9,000	8,141

Pacific Gas & Electric Co.
3.000% due 06/15/2028	2,400	2,133
3.300% due 03/15/2027	3,000	2,746
5.450% due 06/15/2027	3,500	3,469

Sempra Energy
3.400% due 02/01/2028	2,000	1,880

Southern California Gas Co.
5.488% (US0003M + 0.350%) due 09/14/2023 ~	2,000	1,986

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	10,631	10,307
4.966% due 02/01/2044	4,600	4,625

		49,826

Total Corporate Bonds & Notes (Cost $726,664)		654,126

MUNICIPAL BONDS & NOTES 4.7%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,484

CALIFORNIA 1.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	8,500	7,720

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	1,000	877
1.490% due 11/01/2028	5,400	4,611
1.690% due 11/01/2029	4,400	3,698
1.740% due 11/01/2030	2,600	2,135

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (b)	4,200	2,873

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.711% due 06/01/2024	3,300	3,168
2.332% due 06/01/2027	8,000	7,198

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	395

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	2,495	2,531

Monterey Park, California Revenue Notes, Series 2021
1.630% due 06/01/2028	250	216
1.893% due 06/01/2030	300	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$500	$643

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	3,975	4,040

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	489
3.063% due 07/01/2025	5,200	5,072

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,069
1.366% due 05/15/2027	3,000	2,678

		49,663

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	294

Miami-Dade County, Florida Revenue Notes, Series 2021
1.936% due 10/01/2028	1,000	878

		1,172

HAWAII 0.4%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	10,670	10,091
0.852% due 10/01/2025	3,850	3,535

		13,626

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,078
2.447% due 09/01/2024	4,400	4,290

		6,368

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System, Kansas Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	1,752
1.961% due 09/01/2029	600	515

		2,267

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,041
2.596% due 12/01/2026	1,400	1,309

		2,350

NEW JERSEY 0.1%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	4,300	4,122

NEW YORK 1.1%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	917

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	805	801

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	2,853
2.980% due 11/01/2027	7,000	6,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	$2,145	$1,937

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,100	1,782

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,345

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	8,467
1.777% due 03/15/2028	4,000	3,520

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,542

		34,744

OHIO 0.2%

JobsOhio Beverage System Revenue Bonds, Series 2013
3.985% due 01/01/2029	6,035	5,979

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
1.245% due 06/01/2025	1,800	1,661
1.495% due 06/01/2026	2,500	2,243

		3,904

TEXAS 0.3%

Houston Community College System, Texas General Obligation Notes, Series 2021
5.000% due 02/15/2029	2,000	2,053

North Texas Tollway Authority Revenue Notes, Series 2020
1.464% due 01/01/2027	2,750	2,477

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,205	2,230

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	2,440

		9,200

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	1,879

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	260	259

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	367	363

		2,501

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.820% due 06/01/2026	3,300	2,993
2.020% due 06/01/2027	4,400	3,908
2.351% due 06/01/2028	3,000	2,637

		9,538

WISCONSIN 0.2%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,042
2.299% due 05/01/2028	2,100	1,906

		4,948

Total Municipal Bonds & Notes (Cost $165,759)		151,866

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	117

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 39.9%

Fannie Mae
0.750% due 11/25/2050	$15,703	$11,835
3.752% due 11/25/2046 •	227	222
3.765% due 07/25/2046 •	108	106
3.824% due 01/25/2047 •	2,362	2,295
3.904% due 12/25/2056 •	1,450	1,414
3.936% due 12/25/2046 ~	2,577	2,529
3.946% due 11/25/2046 •	207	202
3.972% due 10/25/2046 •	3,564	3,495
4.021% due 03/25/2036 •	328	321
4.041% due 11/25/2046 •	2,120	2,075
4.101% due 10/01/2037 •	176	181
5.085% due 06/25/2037 •	156	153
5.095% due 11/25/2045 •	406	394
5.145% due 12/25/2045 •	251	244
5.195% due 03/25/2035 ~	27	27
5.195% due 03/25/2046 •	462	452
5.575% due 06/25/2040 •	167	166
5.586% due 07/01/2034 •	124	126

Freddie Mac
1.000% due 12/15/2040 - 05/25/2047	27,293	24,315
1.250% due 12/15/2044	1,659	1,387
2.500% due 09/25/2048	4,585	4,196
3.000% due 10/01/2046 - 05/01/2048	14,807	13,516
3.500% due 06/01/2044 - 10/01/2048	1,024	968
3.655% due 08/15/2040 •	1,263	1,233
3.666% due 10/15/2040 •	1,144	1,118
3.802% due 07/15/2041 •	3,582	3,525
3.852% due 07/15/2040 •	2,097	2,057
3.870% due 03/15/2042 •	2,487	2,446
3.896% due 10/15/2037 •	3,489	3,423
4.000% due 09/01/2048 - 05/01/2049	9,601	9,340
4.500% due 10/01/2048 - 02/01/2049	3,698	3,691
4.984% due 09/15/2035 •	8	8
5.084% due 02/15/2041 ~	188	184
5.134% due 04/15/2041 •	56	55
5.154% due 11/15/2036 ~	50	50
5.234% due 04/15/2041 •	454	446

Ginnie Mae
1.500% due 10/20/2045	6,002	5,229
3.000% due 01/20/2067	5,104	4,926
3.500% due 09/20/2045	1,538	1,464
4.862% due 09/20/2065 •	3,111	3,092
5.016% due 08/20/2066 •	1	1
5.106% due 07/20/2063 •	1,007	1,003
5.136% due 06/20/2065 ~	7,314	7,247
5.166% due 03/20/2065 •	3,249	3,218
5.216% due 12/20/2064 ~	3,464	3,414
5.216% due 11/20/2065 - 06/20/2066 •	4,928	4,915
5.246% due 08/20/2061 •	1	1
5.296% due 09/20/2063 •	62	62
5.316% due 10/20/2063 •	162	161
5.316% due 09/20/2065 ~	281	278
5.336% due 02/20/2066 •	22	22
5.366% due 05/20/2066 •	3,125	3,106
5.446% due 04/20/2066 •	5,547	5,499
5.466% due 04/20/2066 •	6,017	5,989
5.486% due 07/20/2065 •	226	225
5.516% due 12/20/2066 •	4,438	4,423
5.566% due 01/20/2067 •	4,573	4,550
5.716% due 03/20/2066 •	2,185	2,176

Ginnie Mae, TBA
2.500% due 04/01/2053 - 05/01/2053	120,300	105,923

Tennessee Valley Authority STRIPS
3.875% due 03/15/2028	5,400	5,404
7.125% due 05/01/2030	10,000	11,851

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 03/01/2050	19,745	18,058
3.500% due 03/01/2024 - 07/01/2048	8,119	7,805

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2047 - 11/01/2052	$49,599	$47,565
4.500% due 08/01/2048	4,428	4,399
5.000% due 04/01/2023 - 11/01/2044	1,923	1,966
5.500% due 04/01/2023 - 02/01/2042	850	879

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2053 - 05/01/2053	158,300	136,569
3.000% due 05/01/2053	556,500	499,890
3.500% due 05/01/2053	205,500	191,091
4.000% due 05/01/2053	32,200	30,814
4.500% due 05/01/2053	54,200	53,122

Total U.S. Government Agencies (Cost $1,286,260)		1,274,532

U.S. TREASURY OBLIGATIONS 18.6%

U.S. Treasury Notes
0.750% due 01/31/2028	50,000	43,686
1.125% due 02/29/2028 (g)	42,800	38,023
1.250% due 04/30/2028 (g)	21,500	19,150
2.500% due 03/31/2027	231,200	220,873
2.625% due 07/31/2029	60,000	56,763
2.875% due 04/30/2029	60,000	57,622
3.500% due 01/31/2030	21,400	21,316
3.875% due 11/30/2027 (g)	34,700	35,067
4.000% due 02/29/2028	21,500	21,891
4.500% due 11/30/2024	80,000	80,328

Total U.S. Treasury Obligations (Cost $621,193)		594,719

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,110

Ashford Hospitality Trust
5.685% due 06/15/2035 •	6,500	6,297

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	4,174	3,944

BANK
1.805% due 11/15/2053	6,000	5,121
2.808% due 10/17/2052	1,600	1,461
2.933% due 09/15/2062	10,300	9,438
3.183% due 08/15/2061	4,300	3,820
3.432% due 05/15/2062	3,700	3,454

Benchmark Mortgage Trust
2.615% due 12/15/2054	1,626	1,413
2.888% due 08/15/2057	4,319	3,946
2.957% due 12/15/2062	6,100	5,586
3.780% due 02/15/2051 ~	1,076	1,036
4.232% due 01/15/2052	5,700	5,398

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	1,192	1,147

BX Trust
5.583% due 10/15/2036 •	3,000	2,883

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	7,478

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,559
3.091% due 10/10/2049	3,700	3,431
3.432% due 08/10/2048	925	893
3.497% due 05/10/2048	1,500	1,438
3.510% due 09/10/2050	4,200	3,918
3.694% due 08/10/2047	2,200	2,132
3.796% due 08/10/2047	3,250	3,151
3.902% due 07/10/2050	2,200	2,127
4.228% due 05/10/2051	3,800	3,620

Credit Suisse Commercial Mortgage Trust
5.651% due 06/15/2034 •	135	128

Credit Suisse Mortgage Capital Trust
6.034% due 10/15/2037 •	5,300	5,167

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	8,332
3.808% due 11/15/2048	5,600	5,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBUBS Mortgage Trust
3.452% due 10/10/2034	$6,100	$5,772

Extended Stay America Trust
5.765% due 07/15/2038 ~	25,283	24,545

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	1,700	1,693

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	364	354

GS Mortgage Securities Trust
3.396% due 02/10/2048	2,600	2,501
3.801% due 01/10/2047	2,246	2,215
3.871% due 07/10/2046 ~	444	443

HPLY Trust
5.684% due 11/15/2036 •	4,211	4,120

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,103

JP Morgan Chase Commercial Mortgage Securities Trust
5.784% due 12/15/2036 •	6,000	5,281

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	2,715
3.611% due 05/15/2048	2,000	1,913
3.639% due 11/15/2047	3,000	2,892
3.670% due 09/15/2047	1,653	1,604
3.801% due 08/15/2048	1,302	1,245

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	2,938
2.994% due 12/15/2049	223	212

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	1,907

Morgan Stanley Capital Trust
2.606% due 08/15/2049	921	876
3.067% due 11/15/2052	6,200	5,707
3.587% due 12/15/2050	700	649
3.809% due 12/15/2048	2,000	1,911
5.854% due 12/15/2038 •	8,300	8,042

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	18,000	16,543

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	7,100	6,378

SREIT Trust
5.384% due 10/15/2038 •	3,500	3,361

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	6,447
2.987% due 12/15/2052	930	854
3.366% due 10/15/2050	2,417	2,313
3.504% due 12/15/2050	7,788	7,468
3.903% due 02/15/2051	3,436	3,296
4.195% due 08/15/2051	1,200	1,158

Waikiki Beach Hotel Trust
5.734% due 12/15/2033 •	10,000	9,648

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,263
2.652% due 08/15/2049	1,600	1,466
2.788% due 07/15/2048	153	147
3.306% due 05/15/2048	108	105
3.311% due 06/15/2052	4,750	4,248
3.461% due 07/15/2058	395	385
3.540% due 05/15/2048	1,500	1,440
4.147% due 06/15/2051	1,400	1,356
5.694% due 02/15/2037 •	6,700	6,524

Total Non-Agency Mortgage-Backed Securities (Cost $283,683)		261,826

ASSET-BACKED SECURITIES 10.3%

ACREC Ltd.
5.859% due 10/16/2036 •	4,400	4,203

American Express Credit Account Master Trust
4.950% due 10/15/2027	2,500	2,526

Anchorage Capital CLO Ltd.
5.932% due 07/15/2032 •	15,500	15,252
5.955% due 07/22/2032 •	4,000	3,920

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •	2,893	2,867

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
5.695% due 07/18/2029 •	$900	$892

Apres Static CLO Ltd.
5.862% due 10/15/2028 •	4,189	4,169

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •	8,900	8,716

AREIT Trust
5.789% due 11/17/2038 •	3,638	3,517
5.809% due 01/16/2037 •	5,620	5,454
6.044% due 09/14/2036 •	104	102
6.985% due 06/17/2039 •	3,200	3,197

Ares CLO Ltd.
5.845% due 04/18/2031 ~	10,200	10,073
5.865% due 04/22/2031 •	6,000	5,910

Avis Budget Rental Car Funding AESOP LLC
5.250% due 04/20/2029	4,200	4,219
5.440% due 02/22/2028 (a)	5,000	4,998

BDS Ltd.
6.111% due 12/16/2036 •	4,000	3,930
6.828% due 08/19/2038 •	3,300	3,267

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •	1,200	1,178

BXMT Ltd.
6.073% due 11/15/2037 •	8,000	7,799

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •	4,500	4,431

Carrington Mortgage Loan Trust
5.928% due 10/20/2029 •	3,057	3,038

Catamaran CLO Ltd.
5.915% due 04/22/2030 •	14,046	13,894

CLNC Ltd.
6.056% due 08/20/2035 •	2,924	2,874

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •	3,711	3,603
5.645% due 09/25/2068 •	4,951	4,792
5.845% due 01/27/2070 ~	7,197	7,014
5.895% due 05/25/2067 •	3,046	2,950

Gallatin CLO Ltd.
5.169% due 07/15/2031 •	3,180	3,117

GPMT Ltd.
6.011% due 07/16/2035 •	6,001	5,892
6.102% due 12/15/2036 •	1,500	1,458

Hertz Vehicle Financing LLC
5.570% due 09/25/2029	8,000	8,139

KKR CLO Ltd.
5.735% due 07/18/2030 •	1,701	1,685

LCCM Trust
5.884% due 12/13/2038 •	1,000	969

LoanCore Issuer Ltd.
5.984% due 11/15/2038 •	6,100	5,989

MF1 LLC
7.391% due 09/17/2037 •	2,900	2,876

MF1 Ltd.
5.841% due 10/16/2036 •	2,700	2,617
6.474% due 11/15/2035 •	5,130	5,098

MF1 Multifamily Housing Mortgage Loan Trust
5.624% due 07/15/2036 •	10,213	9,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMAF Equipment Finance LLC
5.610% due 07/10/2028	$8,800	$8,955

Mountain View CLO LLC
5.882% due 10/16/2029 •	1,581	1,571

Navient Private Education Loan Trust
6.134% due 07/16/2040 •	3,606	3,590

Navient Private Education Refi Loan Trust
5.584% due 01/15/2043 •	998	981
5.684% due 04/15/2069 •	2,103	2,059

Navient Student Loan Trust
5.645% due 07/26/2066 •	2,679	2,606

Nelnet Student Loan Trust
5.445% due 03/25/2030 •	259	259

Oaktree CLO Ltd.
5.928% due 10/20/2032 ~	1,500	1,468

OCP CLO Ltd.
5.928% due 07/20/2029 •	3,754	3,720

OSD CLO Ltd.
5.662% due 04/17/2031 •	7,288	7,167

OZLM Ltd.
5.968% due 07/20/2032 •	5,200	5,119

Palmer Square Loan Funding Ltd.
5.608% due 07/20/2029 •	6,080	6,005

Pawneee Equipment Receivables LLC
5.170% due 02/15/2028	2,700	2,705

PFP Ltd.
5.728% due 08/09/2037 •	6,038	5,803
6.934% due 08/19/2035 •	3,000	2,993

Rad CLO Ltd.
5.936% due 07/24/2032 •	2,800	2,747

Ready Capital Mortgage Financing LLC
5.845% due 04/25/2038 •	2,823	2,766

Romark CLO Ltd.
5.845% due 10/23/2030 •	4,000	3,958

Saranac CLO Ltd.
6.294% due 08/13/2031 •	2,000	1,979

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,652

Shackleton CLO Ltd.
5.728% due 10/20/2027 •	907	905

SLC Student Loan Trust
4.924% due 05/15/2029 •	1,272	1,257
5.833% due 11/25/2042 •	423	420

SLM Private Education Loan Trust
9.434% due 10/15/2041 •	3,514	3,822

SLM Student Loan Trust
4.958% due 10/25/2028 •	577	576
5.418% due 10/25/2029 •	1,243	1,232

SMB Private Education Loan Trust
5.414% due 01/15/2053 •	3,743	3,628

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •	10,000	9,673

Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/2035	5,000	5,142

TICP CLO Ltd.
5.648% due 04/20/2028 ~	547	547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~	$5,000	$4,919

Venture CLO Ltd.
5.798% due 07/20/2030 •	10,629	10,496
5.828% due 04/20/2029 •	1,868	1,860
5.858% due 07/20/2030 •	4,081	4,035
5.962% due 07/30/2032 •	3,000	2,940

Vibrant CLO Ltd.
5.928% due 07/20/2032 •	10,300	10,099

VMC Finance LLC
5.861% due 06/16/2036 •	2,424	2,303

Voya CLO Ltd.
5.742% due 04/17/2030 •	6,888	6,809

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •	3,532	3,497

Total Asset-Backed Securities (Cost $333,380)		328,887

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,088

Total Sovereign Issues (Cost $6,393)		6,088

SHORT-TERM INSTRUMENTS 49.4%

REPURCHASE AGREEMENTS (e) 45.3%
		1,449,517

SHORT-TERM NOTES 4.1%

Federal Home Loan Bank
4.850% due 05/09/2023 - 05/18/2023 •	96,300	96,299
4.860% due 05/04/2023 •	34,000	34,000

		130,299

U.S. TREASURY BILLS 0.0%
4.440% due 05/11/2023 (b)(c)(g)	529	526

Total Short-Term Instruments (Cost $1,580,343)		1,580,342

Total Investments in Securities (Cost $5,003,675)		4,852,386

Total Investments 151.8% (Cost $5,003,675)		$4,852,386

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $752)		330

Other Assets and Liabilities, net (51.8)%		(1,655,463)

Net Assets 100.0%		$3,197,253

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	119

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$6,600	$5,572	0.17%
Citigroup, Inc.	6.360	03/17/2026	03/10/2022	5,000	5,024	0.16

				$11,600	$10,596	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.950%	03/31/2023	04/03/2023	$57,600	U.S. Treasury Bonds 1.375% - 1.750% due 08/15/2041 - 08/15/2050	$(59,639)	$57,600	$57,624
BPS	4.840	04/03/2023	04/04/2023	668,300	U.S. Treasury Notes 0.250% - 2.625% due 03/15/2024 - 07/31/2026	(681,923)	668,300	668,300
CIB	4.810	03/31/2023	04/03/2023	606,400	U.S. Treasury Notes 1.875% - 4.250% due 12/31/2024 - 02/28/2027	(619,129)	606,400	606,643
FICC	2.200	03/31/2023	04/03/2023	1,217	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,241)	1,217	1,217
	4.830	03/31/2023	04/03/2023	116,000	U.S. Treasury Bonds 2.000% due 11/15/2041	(118,320)	116,000	116,047

Total Repurchase Agreements						$(1,480,252)	$1,449,517	$1,449,831

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$57,624	$0	$0	$57,624	$(59,639)	$(2,015)
BPS	668,300	0	0	668,300	(681,923)	(13,623)
CIB	606,643	0	0	606,643	(619,129)	(12,486)
FICC	117,264	0	0	117,264	(119,561)	(2,297)

Total Borrowings and Other Financing Transactions	$1,449,831	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	61	$12,594	$20	$9	$0
U.S. Treasury 5-Year Note June Futures	06/2023	1,779	194,814	4,176	403	0

				$4,196	$412	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	145	$(20,463)	$(929)	$0	$(195)

Total Futures Contracts				$3,267	$412	$(195)

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.555%	$7,600	$0	$44	$44	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.655	3,900	(147)	177	30	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.705	900	12	(5)	7	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740	3,800	58	(27)	31	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.814	900	8	(2)	6	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784	3,500	(22)	49	27	4	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	1,800	24	(3)	21	0	0

						$(67)	$233	$166	$7	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	33,200	$336	$63	$399	$33	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		67,800	483	319	802	73	0

						$819	$382	$1,201	$106	$0

Total Swap Agreements						$752	$615	$1,367	$113	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$412	$113	$525	$0	$(195)	$0	$(195)

(g)

Securities with an aggregate market value of $7,157 and cash of $15,824 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	121

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)	March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$412	$412
Swap Agreements	0	113	0	0	0	113

	$0	$113	$0	$0	$412	$525

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$195	$195

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(9,905)	$(9,905)
Swap Agreements	0	94	0	0	(9)	85

	$0	$94	$0	$0	$(9,914)	$(9,820)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,093	$5,093
Swap Agreements	0	624	0	0	0	624

	$0	$624	$0	$0	$5,093	$5,717

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$510,934	$0	$510,934
Industrials	0	93,366	0	93,366
Utilities	0	49,826	0	49,826
Municipal Bonds & Notes
Alabama	0	1,484	0	1,484
California	0	49,663	0	49,663
Florida	0	1,172	0	1,172
Hawaii	0	13,626	0	13,626
Idaho	0	6,368	0	6,368
Kansas	0	2,267	0	2,267
Michigan	0	2,350	0	2,350
New Jersey	0	4,122	0	4,122
New York	0	34,744	0	34,744
Ohio	0	5,979	0	5,979
South Dakota	0	3,904	0	3,904
Texas	0	9,200	0	9,200
Utah	0	2,501	0	2,501
West Virginia	0	9,538	0	9,538
Wisconsin	0	4,948	0	4,948
U.S. Government Agencies	0	1,274,532	0	1,274,532
U.S. Treasury Obligations	0	594,719	0	594,719

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Non-Agency Mortgage-Backed Securities	$0	$261,826	$0	$261,826
Asset-Backed Securities	0	328,887	0	328,887
Sovereign Issues	0	6,088	0	6,088
Short-Term Instruments
Repurchase Agreements	0	1,449,517	0	1,449,517
Short-Term Notes	0	130,299	0	130,299
U.S. Treasury Bills	0	526	0	526

Total Investments	$0	$4,852,386	$0	$4,852,386

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$525	$0	$525

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(195)	$0	$(195)

Total Financial Derivative Instruments	$0	$330	$0	$330

Totals	$0	$4,852,716	$0	$4,852,716

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 297.6%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$38	$55

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	785	802

Total Corporate Bonds & Notes (Cost $835)		857

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.3%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	3,951

Total Municipal Bonds & Notes (Cost $5,494)		3,951

U.S. GOVERNMENT AGENCIES 263.5%

Fannie Mae
0.000% due 10/25/2042 ~	337	223
0.000% due 07/25/2044 - 08/25/2055 ~(a)	9,042	407
0.000% due 10/25/2045 •	891	577
0.200% due 02/25/2043 •(a)	2,037	15
1.014% due 06/25/2042 •	379	336
1.155% due 11/25/2049 •(a)	2,337	343
1.305% due 07/25/2042 - 08/25/2042 •(a)	6,925	686
1.886% due 03/01/2035 •	42	41
2.241% due 01/25/2031 ~(a)	6,675	615
2.487% due 05/01/2035 •	14	14
2.496% due 03/01/2024 •	1	1
2.500% due 02/25/2051 (a)	7,405	1,219
2.750% due 04/01/2033 •	60	58
2.907% due 06/01/2035 •	22	22
3.000% due 11/01/2042 - 05/01/2058	11,577	10,455
3.000% due 11/25/2043 - 12/25/2048 (a)	9,155	1,241
3.107% due 10/01/2023 •	1	1
3.256% due 09/26/2033 •	7	7
3.305% due 05/01/2030 •	11	11
3.313% due 01/01/2049 •	1,822	1,785
3.315% due 10/01/2031 •	14	14
3.355% due 06/01/2035 •	65	64
3.395% due 09/01/2030 - 04/01/2032 •	5	5
3.419% due 11/01/2048 •	943	941
3.500% due 08/01/2026 •	1	1
3.500% due 04/25/2046 (a)	325	24
3.500% due 06/01/2056 - 01/01/2059	26,585	24,936
3.521% due 06/01/2030 •	30	29
3.522% due 11/01/2035 •	4	4
3.548% due 07/01/2027 •	1	1
3.575% due 02/01/2026	9,000	8,777
3.600% due 01/01/2026 •	23	23
3.645% due 06/01/2029 •	9	9
3.656% due 12/01/2048 •	1,813	1,810
3.709% due 03/01/2035 •	14	14
3.733% due 01/01/2035 •	19	19
3.738% due 05/01/2036 •	2	2
3.745% due 11/01/2028 •	17	17
3.777% due 05/25/2035 ~	51	52
3.780% due 02/01/2031 •	7	7
3.789% due 08/01/2035 •	29	29
3.805% due 07/01/2035 •	6	6
3.806% due 06/01/2032 •	16	16
3.817% due 07/01/2035 •	27	27
3.820% due 05/01/2035 •	32	31
3.823% due 11/01/2025 •	9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.845% due 08/01/2029 •	$1	$1
3.875% due 06/01/2026 •	2	2
3.906% due 09/01/2035 •	72	71
3.915% due 07/01/2034 •	74	73
3.945% due 02/01/2025 •	6	5
3.955% due 05/01/2036 •	78	77
3.956% due 09/01/2035 •	3	3
3.993% due 08/01/2042 - 10/01/2044 •	728	694
4.000% due 09/01/2043 - 10/01/2043	201	196
4.000% due 06/25/2044 (a)	82	8
4.003% due 02/01/2034 •	19	19
4.030% due 11/01/2035 •	4	4
4.040% due 12/01/2031 •	2	2
4.060% due 09/01/2034 •	46	46
4.108% due 09/01/2031 •	5	4
4.110% due 05/01/2036 •	2	1
4.114% due 11/01/2028 •	12	12
4.125% due 08/01/2029 •	5	5
4.152% due 07/01/2032 •	13	13
4.175% due 02/01/2035 •	14	14
4.180% due 03/01/2035 •	3	2
4.193% due 10/01/2030 - 09/01/2040 •	128	125
4.200% due 11/01/2026 •	26	26
4.202% due 02/01/2027 •	4	4
4.252% due 08/01/2028 •	15	15
4.287% due 02/01/2036 •	14	13
4.302% due 05/01/2036 •	2	2
4.350% due 05/01/2026 •	1	1
4.475% due 01/01/2030 •	35	34
4.500% due 02/01/2038 - 04/01/2059	11,105	10,947
4.508% due 02/01/2028 •	11	11
4.514% due 11/01/2035 •	59	57
4.625% due 12/01/2023 •	1	1
4.630% due 12/01/2027 •	6	6
4.655% due 05/01/2027 •	2	2
4.677% due 07/25/2037 •	271	266
4.720% due 02/01/2024 •	6	6
4.877% due 06/25/2032 •	1	1
4.975% due 02/01/2030 •	29	29
4.977% due 02/25/2033 •	9	9
5.000% due 04/25/2023 - 11/01/2039	196	195
5.065% due 07/25/2032 •	70	69
5.071% due 12/25/2036 •	799	791
5.094% due 01/01/2029 •	3	3
5.100% due 02/01/2031 •	23	23
5.136% due 09/01/2034 •	2	2
5.161% due 04/18/2028 ~	4	4
5.161% due 12/18/2032 •	14	14
5.211% due 10/18/2030 •	9	9
5.245% due 06/25/2029 - 04/25/2032 •	31	31
5.261% due 09/18/2027 •	4	4
5.295% due 06/25/2046 •	890	867
5.300% due 11/01/2035 •	238	237
5.317% due 05/01/2036 •	21	22
5.342% due 02/01/2026 •	3	3
5.345% due 06/25/2030 - 11/25/2059 ~	12,167	11,856
5.500% due 12/01/2035 - 11/01/2039	1,142	1,140
5.537% due 02/01/2031 •	14	15
5.545% due 10/25/2037 ~	1,769	1,760
5.607% due 09/01/2035 •	76	78
5.729% due 12/01/2030 •	28	28
5.745% due 04/25/2032 •	10	9
6.000% due 04/25/2031 - 02/01/2037	240	247
6.089% due 10/25/2031 þ	1	1
6.300% due 06/25/2031 ~	50	50
6.300% due 10/17/2038	8	7
6.500% due 02/25/2024 - 10/25/2031	384	396
6.500% due 04/25/2038 (a)	129	38
6.850% due 12/18/2027	61	61

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 09/25/2023 - 09/01/2032	$43	$43
7.500% due 11/20/2026 - 07/25/2041	149	153
7.684% due 06/25/2026 ~	1	1

Farmer Mac
8.850% due 04/25/2030 «~	38	37

Freddie Mac
0.000% due 01/15/2035 - 05/15/2041 •	11,463	10,226
0.000% due 08/15/2036 - 10/15/2041 ~(a)	3,076	145
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	39,010	28,878
1.945% due 12/15/2043 •	1,479	1,391
2.500% due 12/15/2027 (a)	1,429	59
2.575% due 09/01/2027 •	4	4
2.624% due 03/01/2032 •	4	3
2.740% due 03/01/2029 •	4	4
2.815% due 07/01/2030 •	57	55
3.000% due 08/15/2032 - 08/01/2046	5,823	5,397
3.000% due 02/15/2033 - 09/15/2048 (a)	3,415	317
3.125% due 10/01/2023 •	5	5
3.149% due 08/01/2027 •	2	2
3.441% due 06/01/2028 •	2	2
3.500% due 08/15/2026 - 08/15/2045 (a)	11,832	1,817
3.500% due 09/01/2032	1,512	1,490
3.503% due 02/01/2029 •	1	1
3.593% due 11/01/2027 •	25	25
3.627% due 10/01/2036 •	35	35
3.655% due 08/15/2040 •	3,399	3,320
3.666% due 10/15/2040 •	3,335	3,262
3.733% due 12/01/2035 •	247	248
3.838% due 12/15/2046 •	559	550
3.875% due 10/01/2035 •	35	36
3.876% due 07/01/2030 •	2	2
3.896% due 10/15/2037 •	778	763
3.921% due 11/01/2029 •	95	94
3.931% due 07/01/2027 •	3	3
3.958% due 07/01/2028 •	57	56
4.000% due 06/01/2029 - 12/01/2048	8,943	8,737
4.000% due 01/15/2046 (a)	3,988	642
4.011% due 11/01/2034 •	26	26
4.039% due 03/01/2033 •	36	37
4.124% due 07/01/2035 •	104	105
4.125% due 08/01/2029 - 03/01/2033 •	17	17
4.153% due 10/01/2027 •	2	2
4.161% due 08/15/2032 ~	11	10
4.250% due 10/01/2024 •	3	3
4.262% due 10/01/2027 - 01/01/2028 •	9	8
4.265% due 05/01/2032 •	5	5
4.284% due 08/01/2035 •	7	7
4.298% due 05/01/2032 •	87	86
4.348% due 12/01/2032 •	6	6
4.365% due 10/01/2023 •	1	1
4.369% due 09/01/2028 •	2	2
4.390% due 07/01/2024 •	1	1
4.445% due 05/01/2032 •	59	58
4.455% due 08/01/2030 •	1	1
4.460% due 12/01/2026 •	3	3
4.500% due 03/01/2029 - 06/01/2048	6,278	6,312
4.518% due 02/01/2027 •	21	20
4.545% due 09/01/2024 •	1	1
4.615% due 02/01/2027 •	6	6
4.626% due 07/25/2031 ~	34	34
4.644% due 10/01/2024 •	2	1
4.650% due 12/01/2029 •	7	7
4.884% due 03/15/2031 •	9	9
4.934% due 07/15/2034 ~	1	1
4.984% due 06/15/2048 - 12/15/2048 •	3,395	3,298
5.000% due 05/01/2023 - 07/01/2041	5,882	6,005

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	123

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.034% due 12/15/2029 ~	$33	$33
5.095% due 05/25/2031 •	81	80
5.125% due 09/25/2031 •	45	45
5.134% due 03/15/2024 - 12/15/2031 •	27	27
5.184% due 02/15/2028 •	4	4
5.234% due 03/15/2032 - 03/15/2044 •	1,064	1,042
5.284% due 08/15/2035 •	266	266
5.395% due 01/25/2050 •	1,685	1,643
5.500% due 11/01/2030 - 06/01/2041	13,447	13,921
5.634% due 04/15/2031 •	233	235
5.684% due 06/15/2031 •	18	18
5.884% due 07/15/2027 •	95	96
6.000% due 09/15/2026 - 05/01/2040	1,938	2,019
6.250% due 12/15/2028	63	64
6.500% due 01/15/2024 - 10/25/2043	911	951
7.000% due 04/15/2023 - 12/01/2032	17	16
7.500% due 08/15/2029 (a)	1	0
7.500% due 01/15/2030	33	35
7.645% due 05/01/2025	185	186
8.000% due 06/01/2030 - 09/01/2030	1	1
8.500% due 08/01/2024 - 08/01/2027	10	10

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	185	170
0.000% due 06/20/2042 - 12/20/2045 ~(a)	4,362	100
0.000% due 09/20/2045 •	1,736	1,176
1.091% due 03/16/2051 ~(a)	679	2
2.500% due 03/20/2027 - 10/15/2046	1,533	1,447
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	117	116
2.625% due 01/20/2027 - 07/20/2035 •	2,666	2,609
2.750% due 11/20/2028 - 12/20/2032 •	458	446
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	97	95
2.875% due 04/20/2027 - 04/20/2033 •	1,428	1,406
3.000% (H15T1Y + 1.500%) due 06/20/2024 - 09/20/2026 ~	19	19
3.000% due 07/20/2027 - 08/20/2030 •	341	334
3.000% due 12/15/2042 - 11/20/2067	21,608	20,086
3.000% due 06/20/2046 (a)	212	24
3.125% due 01/20/2034 •	1,127	1,139
3.500% (H15T1Y + 1.500%) due 05/20/2025 - 10/20/2025 ~	5	4
3.500% due 07/20/2030 - 09/20/2030 •	29	28
3.500% due 11/15/2041 - 02/20/2052	86,637	82,175
3.500% due 08/20/2042 - 09/20/2046 (a)	6,405	720
4.000% due 09/15/2040 - 03/15/2052	23,364	22,561
4.500% due 06/15/2035 - 01/20/2049	21,304	21,339
5.000% due 05/15/2033 - 12/20/2048	11,286	11,596
5.500% due 09/15/2031 - 07/15/2041	5,242	5,456
5.616% due 07/20/2070 - 08/20/2070 •	15,704	15,746
5.698% due 10/20/2058 •	199	199
5.732% due 01/20/2059 •	191	192
5.816% due 10/20/2070 •	8,407	8,466
6.000% due 09/15/2036 - 12/15/2040	868	891
6.059% due 09/20/2071 •	24,079	24,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/15/2023 - 07/15/2039	$1,119	$1,157
7.000% due 09/15/2025 - 09/20/2028	7	7
7.500% due 06/15/2027 - 10/15/2031	22	22
8.000% due 06/15/2024 - 09/15/2031	27	29
8.500% due 06/15/2027 - 01/20/2031	174	178
9.000% due 08/20/2030	3	3

Ginnie Mae, TBA
2.000% due 04/01/2053 - 05/01/2053	67,500	57,387
2.500% due 04/01/2053 - 05/01/2053	106,150	93,428
3.000% due 04/01/2053 - 05/01/2053	140,250	127,790
3.500% due 05/01/2053	73,382	68,844
4.000% due 04/01/2053	1,650	1,589
4.500% due 04/01/2053	24,400	24,035
5.000% due 04/01/2053 - 05/01/2053	30,300	30,327
5.500% due 05/01/2053	20,000	20,211

U.S. Small Business Administration
5.370% due 04/01/2028	619	618
5.490% due 05/01/2028	656	653
5.870% due 05/01/2026 - 07/01/2028	387	385
6.220% due 12/01/2028	91	92

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	322	253
2.000% due 11/01/2026 - 04/01/2036	11,453	10,377
2.500% due 01/01/2032 - 04/01/2052	43,989	38,365
3.000% due 10/01/2026 - 07/01/2052	241,605	219,352
3.500% due 09/01/2025 - 01/01/2052	57,415	54,569
3.500% due 08/01/2043 (h)	32,245	30,726
4.000% due 12/01/2025 - 06/01/2049	79,950	78,624
4.500% due 06/01/2024 - 01/01/2049	13,769	13,863
5.000% due 09/01/2025 - 03/01/2049	3,815	3,872
5.500% due 05/01/2023 - 02/01/2042	7,633	7,840
6.000% due 04/01/2023 - 05/01/2041	9,205	9,567
6.500% due 02/01/2026 - 05/01/2040	3,974	4,140
8.000% due 07/01/2030 - 05/01/2032	7	7

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2053	14,400	11,304
2.000% due 04/01/2038 - 05/01/2053	411,100	341,538
2.500% due 04/01/2038	60,890	56,516
3.000% due 04/01/2038 - 05/01/2053	872,630	786,216
3.500% due 04/01/2038 - 04/01/2053	181,900	172,550
4.000% due 04/01/2053 - 05/01/2053	259,890	248,638
4.500% due 04/01/2038 - 05/01/2053	164,900	161,867
5.000% due 04/01/2038 - 05/01/2053	238,600	237,963
5.500% due 04/01/2053 - 05/01/2053	166,500	168,147
6.000% due 04/01/2053	73,900	75,433
6.500% due 04/01/2053	32,200	33,204

Vendee Mortgage Trust
5.817% due 01/15/2030 ~	105	107
6.500% due 03/15/2029	156	154

Total U.S. Government Agencies (Cost $3,666,125)		3,605,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 14.2%

Adjustable Rate Mortgage Trust
3.359% due 09/25/2035 ^~	$171	$142

BAMLL Commercial Mortgage Securities Trust
5.535% due 09/15/2034 •	1,590	1,555

Banc of America Funding Trust
5.341% due 05/20/2035 ^•	234	191
5.753% due 10/25/2036 ^þ	464	408
6.337% due 01/25/2037 ^þ	458	409

Banc of America Mortgage Trust
3.684% due 07/25/2034 ~	1	1
3.903% due 02/25/2036 ^~	86	76
4.535% due 06/20/2031 ~	47	46
5.750% due 07/20/2032 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~	1	1
3.250% due 02/25/2033 ~	1	1
3.500% due 08/25/2033 ~	74	68
4.047% due 08/25/2033 ~	67	63
4.320% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
3.687% due 11/25/2036 ^~	174	81
3.722% due 11/25/2036 ~	318	177
3.731% due 11/25/2036 ^~	440	231
3.942% due 05/25/2035 ~	132	122

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	655	493

BellaVista Mortgage Trust
5.261% due 05/20/2045 •	118	76

Chase Mortgage Finance Trust
3.801% due 09/25/2036 ^~	19	16
6.000% due 07/25/2037	1,505	743

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.735% due 01/25/2035 ~	214	190
5.025% due 05/25/2036 •	74	62
5.095% due 08/25/2035 •	91	81

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	14,289	11,632
3.906% due 08/25/2035 ^~	76	61
3.950% due 05/25/2035 •	1	1
6.080% due 09/25/2035 •	92	91

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	403	350

Countrywide Alternative Loan Resecuritization Trust
4.053% due 08/25/2037 ^~	82	41

Countrywide Alternative Loan Trust
4.961% due 07/20/2046 ^•	288	220
5.041% due 09/20/2046 •	5,742	3,932
5.225% due 09/25/2046 ^•	2,347	1,966
5.245% due 05/25/2036 •	30	25
5.265% due 05/25/2035 •	443	388
5.285% due 05/25/2035 •	63	56
5.345% due 05/25/2035 •	120	89
5.345% due 09/25/2046 ^•	3,712	2,617
5.345% due 10/25/2046 ^~	363	262
5.365% due 07/25/2046 ^•	1,613	1,007
5.401% due 12/20/2035 •	450	392
5.405% due 12/25/2035 •	158	137
5.525% due 10/25/2046 ^•	1,614	1,147
6.250% due 11/25/2036 ^	606	472

Countrywide Home Loan Mortgage Pass-Through Trust
3.631% due 09/25/2047 ^~	253	216
3.753% due 11/25/2037 ~	331	294
3.914% due 02/20/2036 ^~	66	50
4.011% due 06/19/2031 ~	3	3
4.125% due 07/19/2031 ~	4	3
4.875% due 09/25/2034 ^~	126	107
5.305% due 05/25/2035 •	467	375
5.385% due 02/25/2035 •	57	49
5.425% due 04/25/2035 •	250	221
5.425% due 04/25/2035 ~	16	14
5.485% due 03/25/2035 •	33	26
5.505% due 02/25/2035 •	279	246
5.525% due 02/25/2035 •	7	5
5.525% due 03/25/2036 •	109	57

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.545% due 02/25/2036 ^•	$20	$7

Credit Suisse First Boston Mortgage Securities Corp.
3.479% due 06/25/2033 ~	4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	1,806	489

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,174	956
2.691% due 03/25/2060 ~	4,069	3,996
4.698% due 05/27/2053 ~	4,499	3,819

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.945% due 10/25/2036 ^•	7	6

Fannie Mae
1.500% due 02/25/2036 (a)	46,969	2,868
2.000% due 01/25/2052 (a)	10,021	1,336
4.490% due 04/25/2033 «(c)	200	201
4.500% due 05/25/2030 «(c)	2,000	2,012
4.550% due 05/25/2028 «(c)	200	202

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	5	4

Freddie Mac
2.000% due 11/25/2050 (a)	6,363	827
2.500% due 03/15/2052 (a)	5,222	814
2.500% due 10/15/2052 (a)	47,297	7,053

GreenPoint Mortgage Funding Trust
5.245% due 12/25/2046 ^•	1,320	1,176
5.385% due 04/25/2036 ^•	454	412

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.364% due 10/25/2033 ~	8	7

GS Mortgage Securities Corp. Trust
5.834% due 07/15/2031 •	2,000	1,772

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~	37,285	30,352

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	1,744	1,420
2.500% due 02/25/2052 ~	2,247	1,829
3.000% due 09/25/2052 ~	16,410	13,935

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	10	9
3.550% due 04/25/2036 ~	129	88
5.365% due 08/25/2046 •	2,056	553

HarborView Mortgage Loan Trust
3.252% due 11/19/2034 ~	26	22
3.458% due 08/19/2036 ^~	46	40
3.975% due 08/19/2034 ~	633	572
5.021% due 03/19/2037 •	218	189
5.201% due 05/19/2046 ^•	510	156

HomeBanc Mortgage Trust
5.205% due 12/25/2036 •	13	13
5.705% due 08/25/2029 •	104	98

Impac Secured Assets Trust
5.145% due 11/25/2036 •	87	86

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~	2	2

IndyMac INDB Mortgage Loan Trust
5.445% due 11/25/2035 ^•	91	54

IndyMac INDX Mortgage Loan Trust
2.866% due 01/25/2036 ^~	214	193
3.329% due 01/25/2036 ^~	1	0
3.465% due 08/25/2035 ^~	451	354
3.529% due 08/25/2036 ~	7,582	6,395
3.834% due 12/25/2034 ~	3	3
5.145% due 06/25/2037 ^•	304	117
5.265% due 05/25/2046 •	545	468
5.325% due 04/25/2035 ~	45	37
5.325% due 07/25/2035 •	398	365
5.485% due 02/25/2035 ~	81	68

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	4,513	3,832
3.000% due 04/25/2052 ~	6,330	5,375
3.000% due 05/25/2052 ~	7,336	6,230
4.192% due 10/25/2035 ~	483	415
5.517% due 12/25/2049 ~	2,110	1,993
5.567% due 08/25/2049 •	1,063	1,045

Lehman XS Trust
5.485% due 11/25/2046 ^~	1,568	1,134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
5.205% due 12/25/2036 ^•	$346	$307

MASTR Adjustable Rate Mortgages Trust
5.325% due 05/25/2037 •	357	153
5.445% due 05/25/2047 ^~	22	22
5.525% due 05/25/2047 ^~	3,350	2,681

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	69	53

MASTR Seasoned Securitization Trust
4.081% due 10/25/2032 ~	91	82

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.384% due 11/15/2031 •	112	105
5.564% due 11/15/2031 •	14	13

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •	127	118
5.164% due 06/15/2030 •	96	92

Merrill Lynch Alternative Note Asset Trust
5.445% due 03/25/2037 •	892	252

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~	4	3
5.185% due 01/25/2029 ~	940	847
5.823% due 10/25/2028 •	8	7

Morgan Stanley Capital Trust
5.584% due 07/15/2035 •	2,500	2,454

Morgan Stanley Mortgage Loan Trust
3.703% due 07/25/2035 ^~	386	316
5.355% due 02/25/2047 •	820	357

Mortgage Equity Conversion Asset Trust
4.790% due 02/25/2042 •	1,934	1,866
4.870% due 01/25/2042 •	13,473	13,249
4.880% due 05/25/2042 •	6,462	5,770

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	6,834	6,379

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	113	109

OBX Trust
3.000% due 01/25/2052 ~	2,956	2,510

Prime Mortgage Trust
5.245% due 02/25/2034 •	10	9

Residential Accredit Loans, Inc. Trust
3.926% due 08/25/2035 ^~	425	162
5.385% due 05/25/2046 ^•	361	279

Residential Funding Mortgage Securities, Inc. Trust
4.148% due 09/25/2035 ^~	631	390

Sequoia Mortgage Trust
3.132% due 01/20/2047 ^~	305	199
5.401% due 04/19/2027 •	8	8
5.461% due 10/19/2026 ~	6	6
5.521% due 10/20/2027 •	87	82

Structured Adjustable Rate Mortgage Loan Trust
3.530% due 11/25/2035 ^~	216	189
3.682% due 07/25/2035 ^~	20	16
3.845% due 01/25/2035 ~	122	120
4.119% due 08/25/2035 ~	6	5
4.961% due 07/25/2034 ~	13	13
5.580% due 06/25/2034 •	213	192
6.771% due 10/25/2037 ^•	827	706

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •	68	22
5.225% due 06/25/2036 •	61	58
5.261% due 07/19/2035 •	679	615
5.265% due 05/25/2036 •	386	252
5.305% due 05/25/2045 ~	500	436
5.421% due 09/19/2032 •	279	263
5.421% due 10/19/2034 ~	43	40
5.445% due 08/25/2036 ^•	2,090	1,421
5.461% due 03/19/2034 •	215	195
6.750% due 05/02/2030 ~	49	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.244% due 06/25/2033 ~	2	2

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	906	240
6.470% due 09/25/2036 ^þ	9,085	306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.515% due 07/25/2037 þ	$1,499	$603

Thornburg Mortgage Securities Trust
3.019% due 06/25/2043 ~	137	125

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	7,785	7,285

WaMu Mortgage Pass-Through Certificates Trust
2.869% due 04/25/2037 ^~	523	447
3.518% due 12/25/2036 ^~	497	422
3.914% due 12/25/2035 ~	97	89
3.978% due 11/25/2046 •	128	107
4.138% due 02/25/2046 •	471	410
4.157% due 09/25/2033 ~	53	48
4.169% due 08/25/2033 ~	127	119
4.287% due 03/25/2034 ~	3	3
4.338% due 11/25/2042 •	20	18
4.388% due 01/25/2047 •	540	468
4.538% due 06/25/2042 •	79	70
4.538% due 08/25/2042 •	187	172
5.365% due 11/25/2045 •	447	397
5.425% due 10/25/2045 •	33	30
5.485% due 01/25/2045 •	99	91
5.485% due 07/25/2045 •	17	15
5.505% due 01/25/2045 •	305	291
5.845% due 07/25/2044 •	47	42
5.895% due 12/25/2045 ~	736	597

Washington Mutual Mortgage Pass-Through Certificates Trust
4.391% due 11/25/2030 ~	36	35
6.768% due 07/25/2036 þ	2,226	565

Wells Fargo Mortgage-Backed Securities Trust
3.680% due 07/25/2034 ~	6	7

Total Non-Agency Mortgage-Backed Securities (Cost $220,843)		193,619

ASSET-BACKED SECURITIES 18.6%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	559	399

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •	134	51
5.505% due 11/25/2035 •	328	329
5.895% due 07/25/2034 ~	180	172

AFC Home Equity Loan Trust
5.655% due 06/25/2029 •	136	83

Allegro CLO Ltd.
5.957% due 10/16/2031 ~	3,300	3,261

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •	1,453	1,453

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •	88	84

AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.475% due 09/25/2028 •	1	1
5.785% due 06/25/2029 •	170	161

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •	4,070	4,027
5.955% due 07/22/2032 •	3,800	3,724

Apidos CLO
5.722% due 07/17/2030 •	9,000	8,894

Ares CLO Ltd.
5.865% due 04/22/2031 •	3,800	3,743

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.580% due 10/25/2035 ~	2,998	2,913

Asset-Backed Funding Certificates Trust
5.545% due 06/25/2034 ~	120	113
5.865% due 03/25/2032 ~	172	165

Asset-Backed Securities Corp. Home Equity Loan Trust
4.925% due 05/25/2037 •	1	1
5.204% due 06/15/2031 •	183	170

Bayview Financial Acquisition Trust
5.356% due 05/28/2037 •	758	673

Bear Stearns Asset-Backed Securities Trust
4.073% due 06/25/2043 ~	9	8
5.645% due 09/25/2046 •	532	494
5.820% due 02/25/2034 •	362	343

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	125

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.045% due 10/25/2032 •	$36	$36
6.345% due 11/25/2042 •	188	184

Carlyle Global Market Strategies CLO Ltd.
5.762% due 04/17/2031 •	798	789

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •	4,100	4,037

Carrington Mortgage Loan Trust
6.058% due 07/20/2030 •	4,118	4,088

CDC Mortgage Capital Trust
5.895% due 01/25/2033 ~	12	13

Centex Home Equity Loan Trust
5.145% due 01/25/2032 •	57	55
5.695% due 01/25/2032 •	161	163

Chase Funding Trust
5.445% due 07/25/2033 •	21	20
5.485% due 08/25/2032 •	382	359
5.505% due 11/25/2032 •	88	87

CIFC Funding Ltd.
5.766% due 10/24/2030 •	6,685	6,605

CIT Group Home Equity Loan Trust
5.820% due 12/25/2031 •	90	89

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •	575	572

Citigroup Global Markets Mortgage Securities, Inc.
6.195% due 01/25/2032 •	141	144

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •	145	101

Countrywide Asset-Backed Certificates
5.845% due 09/25/2032 •	979	944

Countrywide Asset-Backed Certificates Trust
4.985% due 07/25/2037 •	884	797
5.045% due 09/25/2037 •	463	400
5.745% due 10/25/2047 •	816	736

Credit Suisse First Boston Mortgage Securities Corp.
4.533% due 08/25/2032 •	106	100

Credit-Based Asset Servicing & Securitization Trust
3.353% due 01/25/2037 ^•	259	80

Delta Funding Home Equity Loan Trust
5.504% due 09/15/2029 •	8	8

Dryden CLO Ltd.
5.765% due 04/18/2031 •	3,700	3,653

Dryden Senior Loan Fund
5.800% due 04/15/2031 ~	5,400	5,330

Ellington Loan Acquisition Trust
5.895% due 05/25/2037 ~	940	892
5.945% due 05/25/2037 •	441	421

EMC Mortgage Loan Trust
5.585% due 05/25/2040 •	144	137

Encore Credit Receivables Trust
5.535% due 07/25/2035 •	2,732	2,601

EquiFirst Mortgage Loan Trust
5.325% due 01/25/2034 •	70	66

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	354	0

Fremont Home Loan Trust
5.325% due 08/25/2036 ~	6,127	2,047

Galaxy CLO Ltd.
5.762% due 10/15/2030 •	7,795	7,723

Gallatin CLO Ltd.
5.169% due 07/15/2031 •	4,100	4,019
5.865% due 01/21/2028 •	3,148	3,141

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •	35	15

GMACM Home Equity Loan Trust
3.169% due 01/25/2029 •	16	12

GSAMP Trust
3.772% due 10/25/2036 ^•	7,501	66
4.985% due 12/25/2036 •	943	506
5.645% due 02/25/2033 •	67	65

Halseypoint CLO Ltd.
6.252% due 11/30/2032 •	4,450	4,408

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •	645	480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IMC Home Equity Loan Trust
7.520% due 08/20/2028	$4	$3

JP Morgan Mortgage Acquisition Trust
5.005% due 08/25/2036 •	35	16
5.105% due 03/25/2037 •	122	118

KKR CLO Ltd.
5.735% due 07/18/2030 •	2,865	2,837

LCM LP
5.668% due 07/19/2027 •	1,963	1,944
5.848% due 10/20/2027 •	335	335

LCM Ltd.
5.888% due 04/20/2031 •	5,800	5,684

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •	62	57
5.895% due 10/25/2034 •	198	196
6.270% due 03/25/2032 •	190	188

Madison Park Funding Ltd.
5.645% due 04/22/2027 •	1,473	1,466

MASTR Asset-Backed Securities Trust
5.595% due 12/25/2034 ^•	453	433

Merrill Lynch Mortgage Investors Trust
4.965% due 10/25/2037 ^•	985	164
5.005% due 09/25/2037 •	128	28
5.565% due 06/25/2035 •	182	179

MESA Trust
5.645% due 12/25/2031 •	25	25

MF1 LLC
6.906% due 06/19/2037 •	3,000	2,973

MF1 Ltd.
5.841% due 10/16/2036 •	5,300	5,137

MidOcean Credit CLO
5.832% due 01/29/2030 •	3,069	3,045
5.965% due 02/20/2031 ~	5,800	5,699

Morgan Stanley Mortgage Loan Trust
5.565% due 04/25/2037 •	210	61
5.750% due 04/25/2037 ^~	499	259
6.000% due 02/25/2037 ^~	707	448

Mountain View CLO LLC
5.832% due 01/16/2031 •	500	494
5.882% due 10/16/2029 •	4,901	4,870

Mountain View CLO Ltd.
5.635% due 10/13/2027 •	829	831
5.912% due 07/15/2031 ~	3,400	3,355

Nassau Ltd.
5.942% due 10/15/2029 •	4,641	4,624

Newark BSL CLO Ltd.
5.788% due 07/25/2030 •	6,722	6,653

NovaStar Mortgage Funding Trust
4.975% due 03/25/2037 ~	1,599	1,062

Option One Mortgage Loan Trust
4.985% due 01/25/2037 •	517	301
5.625% due 02/25/2035 ~	1,904	1,794

Option One Mortgage Loan Trust Asset-Backed Certificates
5.535% due 11/25/2035 •	249	233

OZLM Ltd.
6.058% due 07/20/2030 •	3,307	3,287

Palmer Square CLO Ltd.
5.892% due 07/16/2031 •	2,900	2,866

Palmer Square Loan Funding Ltd.
5.608% due 07/20/2029 •	2,503	2,473

PRET LLC
3.721% due 07/25/2051 þ	7,080	6,673

Renaissance Home Equity Loan Trust
4.446% due 08/25/2033 •	180	163
5.565% due 11/25/2034 ~	151	129
5.605% due 12/25/2032 •	16	15
6.045% due 08/25/2032 •	283	266

Residential Asset Mortgage Products Trust
5.445% due 03/25/2036 •	68	65
5.790% due 09/25/2035 •	1,829	1,715

Residential Asset Securities Corp. Trust
5.425% due 06/25/2033 •	41	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Romark CLO Ltd.
5.845% due 10/23/2030 •	$33,700	$33,347

SACO Trust
5.365% due 06/25/2036 ^~	30	29

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•	2,115	487

SLM Student Loan Trust
6.066% due 12/15/2033 •	1,600	1,578
6.318% due 04/25/2023 •	7,306	7,284

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	3,380	3,355

Soundview Home Loan Trust
4.965% due 11/25/2036 •	61	17

Stratus CLO Ltd.
5.708% due 12/28/2029 •	3,735	3,691

Structured Asset Investment Loan Trust
5.775% due 06/25/2035 •	11,234	10,617
6.120% due 12/25/2034 •	976	934

Structured Asset Securities Corp. Trust
5.535% due 09/25/2035 •	516	488

Symphony CLO Ltd.
5.672% due 04/15/2028 •	695	692

Tralee CLO Ltd.
6.128% due 07/20/2029 •	5,742	5,710

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	185	164

Venture CLO Ltd.
5.672% due 04/15/2027 •	5,777	5,753
5.938% due 04/20/2032 •	4,000	3,954
5.983% due 08/28/2029 •	12,025	11,870

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •	1,164	1,153
5.698% due 07/20/2029 •	1,194	1,180
5.718% due 04/20/2028 •	2,042	2,033

Total Asset-Backed Securities (Cost $270,026)		254,787

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (g) 0.3%
		4,365

U.S. TREASURY BILLS 0.6%
4.607% due 04/25/2023 - 05/25/2023 (d)(e)(k)	8,787	8,755

Total Short-Term Instruments (Cost $13,120)		13,120

Total Investments in Securities (Cost $4,176,443)		4,071,853

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short-Term Floating NAV Portfolio III	1,609,254	15,645

Total Short-Term Instruments (Cost $15,644)		15,645

Total Investments in Affiliates (Cost $15,644)		15,645

Total Investments 298.7% (Cost $4,192,087)		$4,087,498

Financial Derivative Instruments (i)(j) 0.0% (Cost or Premiums, net $13,710)		519

Other Assets and Liabilities, net (198.7)%		(2,719,704)

Net Assets 100.0%		$1,368,313

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$4,365	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(4,452)	$4,365	$4,365

Total Repurchase Agreements						$(4,452)	$4,365	$4,365

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
IND	4.960%	03/23/2023	04/13/2023	$(26,426)	$(26,466)

Total Reverse Repurchase Agreements					$(26,466)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (43.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$71,200	$(58,495)	$(58,924)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2053	150,170	(129,111)	(129,586)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2053	144,800	(129,185)	(129,934)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2053	104,000	(95,773)	(96,643)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	82,700	(76,388)	(76,901)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2038	12,700	(12,248)	(12,500)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2053	9,000	(9,202)	(9,187)
Uniform Mortgage-Backed Security, TBA	6.000	05/01/2053	76,000	(77,179)	(77,529)
Uniform Mortgage-Backed Security, TBA	6.500	04/01/2053	3,000	(3,059)	(3,094)

Total Short Sales (43.4)%				$(590,640)	$(594,298)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	127

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$(273)	$(273)
FICC	4,365	0	0	4,365	(4,452)	(87)
IND	0	(26,466)	0	(26,466)	27,060	594

Total Borrowings and Other Financing Transactions	$4,365	$(26,466)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(26,466)	$0	$0	$(26,466)

Total Borrowings	$0	$(26,466)	$0	$0	$(26,466)

Payable for reverse repurchase agreements					$(26,466)

(h)	Securities with an aggregate market value of $27,060 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(230,213) at a weighted average interest rate of 2.535%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract September Futures	12/2023	346	$82,517	$423	$0	$(4)
U.S. Treasury 5-Year Note June Futures	06/2023	3,577	391,709	10,003	811	0

				$10,426	$811	$(4)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	173	$(41,390)	$(208)	$0	$(9)
3-Month SOFR Active Contract March Futures	06/2024	173	(41,561)	(171)	0	(22)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	2,360	(285,892)	(3,539)	0	(1,291)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	51	(7,197)	(290)	0	(68)

				$(4,208)	$0	$(1,390)

Total Futures Contracts				$6,218	$811	$(1,394)

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$50,800	$2	$1,534	$1,536	$21	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	84,900	1,217	(1,066)	151	0	(126)
Receive	1-Day USD-SOFR Compounded-OIS	3.513	Annual	03/08/2030	21,600	161	(501)	(340)	0	(86)
Receive	1-Day USD-SOFR Compounded-OIS	3.635	Annual	03/08/2030	4,800	38	(150)	(112)	0	(19)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	39,200	547	(125)	422	0	(169)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	50,400	6,598	(155)	6,443	0	(232)
Receive	1-Day USD-SOFR Compounded-OIS	2.313	Annual	07/08/2032	50,100	194	3,767	3,961	0	(236)
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032	26,700	0	3,215	3,215	0	(121)
Receive	1-Day USD-SOFR Compounded-OIS	2.998	Annual	09/16/2032	11,000	99	137	236	0	(55)
Receive	1-Day USD-SOFR Compounded-OIS	3.275	Annual	10/06/2032	25,900	0	(61)	(61)	0	(132)
Receive	1-Day USD-SOFR Compounded-OIS	3.275	Annual	11/09/2032	37,700	0	(91)	(91)	0	(193)
Receive	1-Day USD-SOFR Compounded-OIS	3.368	Annual	11/28/2032	5,300	40	(97)	(57)	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	3.453	Annual	03/08/2033	14,600	54	(365)	(311)	0	(77)
Receive	1-Day USD-SOFR Compounded-OIS	3.505	Annual	03/08/2033	28,100	330	(1,054)	(724)	0	(149)
Pay	1-Day USD-SOFR Compounded-OIS	3.510	Annual	03/08/2033	4,800	(55)	181	126	25	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	8,325	(70)	(35)	(105)	47	0

Total Swap Agreements						$9,155	$5,134	$14,289	$93	$(1,623)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$811	$93	$904	$0	$(1,394)	$(1,623)	$(3,017)

Cash of $22,032 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	61,800	$138	$29
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.883	04/06/2023	23,200	99	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.565	04/06/2023	12,000	39	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	129

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.810%	04/06/2023	5,300	$22	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	04/06/2023	19,900	93	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	01/24/2024	2,200	6	6

BPS	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550	04/06/2023	12,000	41	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	6,900	140	131
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	20,500	415	262

BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/20/2023	6,800	140	129
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	12/20/2023	20,500	414	262
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.210	03/08/2024	13,800	290	488
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	03/08/2024	13,800	290	161

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	04/06/2023	3,100	65	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	04/14/2023	3,000	71	2

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	01/31/2024	157,000	210	279
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	152,000	344	483
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	04/06/2023	30,900	154	631
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.272	04/06/2023	33,300	341	63
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.332	04/06/2023	35,100	368	31
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.875	01/03/2024	1,200	32	30
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.625	01/03/2024	1,200	32	17
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.040	01/11/2024	16,900	161	114
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.040	01/11/2024	16,900	161	129

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	09/18/2023	59,600	131	28
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.100	02/01/2024	136,000	264	432

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	02/02/2024	272,000	216	477
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.713	04/06/2023	7,000	23	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.945	04/06/2023	6,500	30	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	04/06/2023	70,000	550	21
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.984	04/06/2023	35,100	275	12
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.546	05/04/2023	6,000	46	145
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	05/04/2023	29,600	226	737
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.770	12/21/2023	41,000	825	754
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	12/21/2023	41,000	825	545
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.274	04/06/2023	1,800	19	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.363	04/06/2023	70,000	738	41
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.368	04/06/2023	35,100	377	19
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.433	02/27/2024	12,100	90	180
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.348	04/13/2023	3,000	60	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	04/20/2023	2,900	71	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	04/20/2023	2,900	64	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/21/2023	3,200	94	8

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.915	04/06/2023	15,000	63	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.593	04/06/2023	24,500	110	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.979	02/01/2024	2,300	2	2

							$9,165	$6,663

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053	$	99.285	04/06/2023	38,000	$52	$1
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		99.367	04/06/2023	38,000	53	1

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		94.109	04/06/2023	52,000	301	10

						$406	$12

Total Purchased Options						$9,571	$6,675

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	30,900	$(54)	$(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	30,900	(46)	(5)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/06/2023	17,000	(65)	(101)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/14/2023	16,700	(71)	(108)

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	152,000	(167)	(267)

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	29,800	$(52)	$(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	29,800	(43)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.600	02/01/2024	136,000	(127)	(239)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.739	04/06/2023	18,900	(52)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/13/2023	16,700	(60)	(106)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/20/2023	32,400	(136)	(113)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/21/2023	17,800	(95)	(63)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.495	04/06/2023	36,700	(290)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.743	04/06/2023	24,500	(66)	0

							$(1,324)	$(1,025)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$	94.266	04/06/2023	16,000	$(87)	$(228)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.594	04/06/2023	9,100	(73)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.719	04/06/2023	23,500	(81)	(76)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.891	04/06/2023	5,000	(31)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		96.531	04/06/2023	19,000	(131)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		96.719	04/06/2023	3,000	(22)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.469	04/06/2023	21,500	(141)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.891	04/06/2023	3,400	(15)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.469	04/06/2023	21,500	(108)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.891	04/06/2023	3,400	(13)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		93.844	04/06/2023	15,000	(80)	(275)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.945	04/06/2023	40,200	(182)	(143)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		98.859	04/06/2023	72,000	(315)	(673)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		100.367	04/06/2023	38,000	(98)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.219	04/06/2023	35,000	(98)	(3)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		94.773	04/06/2023	34,000	(209)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.469	04/06/2023	9,000	(73)	(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.484	04/06/2023	10,000	(27)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.594	04/06/2023	52,800	(421)	(167)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		96.016	04/06/2023	5,000	(19)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		97.313	04/06/2023	27,600	(181)	(39)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		99.313	04/06/2023	27,600	(140)	(9)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.516	04/06/2023	9,000	(70)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.625	04/06/2023	24,000	(191)	(80)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053		95.969	04/06/2023	2,500	(9)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053		98.359	04/06/2023	39,300	(163)	(231)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		99.188	04/06/2023	37,000	(155)	(244)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053		101.875	04/06/2023	36,000	(96)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053		99.063	05/04/2023	36,000	(226)	(446)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2053		99.156	05/04/2023	7,500	(47)	(88)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		100.313	04/06/2023	38,000	(94)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.156	04/06/2023	22,500	(63)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 04/01/2053		102.313	04/06/2023	19,000	(30)	(1)

						$(3,689)	$(3,018)

Total Written Options						$(5,013)	$(4,043)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

		Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
Counterparty	Reference Obligation								Asset	Liability
GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950%	Monthly	11/25/2034	$	3	$(3)	$3	$0	$0

Total Swap Agreements							$(3)	$3	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	131

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$36	$0	$36	$0	$(429)	$0	$(429)	$(393)	$557	$164
BPS	0	393	0	393	0	0	0	0	393	(610)	(217)
BRC	0	1,040	0	1,040	0	0	0	0	1,040	(1,150)	(110)
CBK	0	2	0	2	0	(209)	0	(209)	(207)	167	(40)
DUB	0	1,777	0	1,777	0	(267)	0	(267)	1,510	(1,880)	(370)
GLM	0	460	0	460	0	(251)	0	(251)	209	(310)	(101)
JPM	0	2	0	2	0	(1,112)	0	(1,112)	(1,110)	1,120	10
MSC	0	10	0	10	0	(338)	0	(338)	(328)	556	228
MYC	0	2,952	0	2,952	0	(282)	0	(282)	2,670	(2,949)	(279)
NGF	0	3	0	3	0	(3)	0	(3)	0	0	0
SAL	0	0	0	0	0	(1,152)	0	(1,152)	(1,152)	1,406	254

Total Over the Counter	$0	$6,675	$0	$6,675	$0	$(4,043)	$0	$(4,043)

(k)

Securities with an aggregate market value of $3,807 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$811	$811
Swap Agreements	0	0	0	0	93	93

	$0	$0	$0	$0	$904	$904

Over the counter
Purchased Options	$0	$0	$0	$0	$6,675	$6,675

	$0	$0	$0	$0	$7,579	$7,579

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,394	$1,394
Swap Agreements	0	0	0	0	1,623	1,623

	$0	$0	$0	$0	$3,017	$3,017

Over the counter
Written Options	$0	$0	$0	$0	$4,043	$4,043

	$0	$0	$0	$0	$7,060	$7,060

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,034	$2,034
Swap Agreements	0	0	0	0	13,927	13,927

	$0	$0	$0	$0	$15,961	$15,961

Over the counter
Purchased Options	$0	$0	$0	$0	$2,923	$2,923
Written Options	0	0	0	0	11,229	11,229
Swap Agreements	0	0	0	0	523	523

	$0	$0	$0	$0	$14,675	$14,675

	$0	$0	$0	$0	$30,636	$30,636

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,857	$5,857
Swap Agreements	0	0	0	0	12,457	12,457

	$0	$0	$0	$0	$18,314	$18,314

Over the counter
Purchased Options	$0	$0	$0	$0	$(20,943)	$(20,943)
Written Options	0	0	0	0	13,267	13,267
Swap Agreements	0	0	0	0	(396)	(396)

	$0	$0	$0	$0	$(8,072)	$(8,072)

	$0	$0	$0	$0	$10,242	$10,242

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55	$0	$55
Industrials	0	802	0	802
Municipal Bonds & Notes
Texas	0	3,951	0	3,951
U.S. Government Agencies	0	3,605,482	37	3,605,519
Non-Agency Mortgage-Backed Securities	0	191,204	2,415	193,619
Asset-Backed Securities	0	254,787	0	254,787
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,365	0	4,365
U.S. Treasury Bills	0	8,755	0	8,755

	$0	$4,069,401	$2,452	$4,071,853

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,645	$0	$0	$15,645

Total Investments	$15,645	$4,069,401	$2,452	$4,087,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(594,298)	$0	$(594,298)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	904	0	904
Over the counter	0	6,675	0	6,675

	$0	$7,579	$0	$7,579

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,017)	0	(3,017)
Over the counter	0	(4,043)	0	(4,043)

	$0	$(7,060)	$0	$(7,060)

Total Financial Derivative Instruments	$0	$519	$0	$519

Totals	$15,645	$3,475,622	$2,452	$3,493,719

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	133

Schedule of Investments	PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.5%

CORPORATE BONDS & NOTES 2.3%

INDUSTRIALS 2.3%

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	$1,000	$829

Northwell Healthcare, Inc.
4.260% due 11/01/2047	2,000	1,709

Total Corporate Bonds & Notes (Cost $3,036)		2,538

MUNICIPAL BONDS & NOTES 89.8%

ARIZONA 2.8%

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2021
4.000% due 04/01/2036	840	839
4.000% due 04/01/2038	1,035	1,009

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,250	1,320

		3,168

CALIFORNIA 7.1%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	1,000	1,024

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,452

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	235	234

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,065	997

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,074

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	1,912

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,000	1,070

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	120	125

		7,888

CONNECTICUT 2.5%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	2,828

FLORIDA 5.7%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,071

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,480

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	922

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,055

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	1,891

		6,419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 1.2%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2059	$1,000	$1,011

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	300	341

		1,352

HAWAII 1.4%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,545

ILLINOIS 4.4%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	1,000	1,034

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	836	918

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,100

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
4.000% due 01/01/2038	905	905

		4,957

INDIANA 0.9%

Indiana Finance Authority Health System Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,000	959

KANSAS 1.0%

Kansas Development Finance Authority Revenue Bonds, (BAM Insured),Series 2021
2.774% due 05/01/2051	1,500	1,084

LOUISIANA 1.4%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,510

MARYLAND 1.6%

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2034	1,600	1,780

MASSACHUSETTS 0.9%

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,000	1,030

MICHIGAN 2.7%

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,006

MINNESOTA 2.3%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,598

NEVADA 3.0%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (a)	$980	$567
0.000% due 06/01/2036 (a)	1,520	787

		3,379

NEW JERSEY 2.8%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,110

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	995

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	1,000	1,002

		3,107

NEW YORK 11.3%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2042	3,100	3,329

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
4.000% due 06/15/2046	2,000	2,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
3.650% due 06/15/2044	3,000	3,000

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	581

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,089

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (b)	695	645

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	1,981

		12,625

OREGON 0.7%

Oregon Education Districts General Obligation Bonds, Series 2021
2.207% due 06/30/2033	1,000	811

PENNSYLVANIA 13.6%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	2,000	1,677

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,458

Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2022
4.000% due 02/15/2037	1,000	997

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2056	1,000	906

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	1,000	1,015

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,008

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	573

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	$1,000	$1,054

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,448

		15,136

TENNESSEE 3.8%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,165

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,032

		4,197

TEXAS 14.5%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2037	1,000	1,142

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,218

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,585

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,554

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	2,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	$2,000	$2,135

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	998

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	2,952

		16,209

WASHINGTON 2.9%

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,215

WISCONSIN 1.3%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,460

Total Municipal Bonds & Notes (Cost $103,714)		100,263

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		462

Total Short-Term Instruments (Cost $462)		462

Total Investments in Securities (Cost $107,212)		103,263

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%

PIMCO Short-Term Floating NAV Portfolio III	721,824	$7,018

Total Short-Term Instruments (Cost $7,015)		7,018

Total Investments in Affiliates (Cost $7,015)		7,018

Total Investments 98.8% (Cost $114,227)		$110,281

Other Assets and Liabilities, net 1.2%		1,331

Net Assets 100.0%		$111,612

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Zero coupon security.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$782	$645	0.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$462	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(471)	$462	$462

Total Repurchase Agreements						$(471)	$462	$462

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	135

Schedule of Investments	PIMCO Municipal Portfolio	(Cont.)	March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$462	$0	$0	$462	$(471)	$(9)

Total Borrowings and Other Financing Transactions	$462	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,538	$0	$2,538
Municipal Bonds & Notes
Arizona	0	3,168	0	3,168
California	0	7,888	0	7,888
Connecticut	0	2,828	0	2,828
Florida	0	6,419	0	6,419
Georgia	0	1,352	0	1,352
Hawaii	0	1,545	0	1,545
Illinois	0	4,957	0	4,957
Indiana	0	959	0	959
Kansas	0	1,084	0	1,084
Louisiana	0	1,510	0	1,510
Maryland	0	1,780	0	1,780
Massachusetts	0	1,030	0	1,030
Michigan	0	3,006	0	3,006
Minnesota	0	2,598	0	2,598
Nevada	0	3,379	0	3,379

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
New Jersey	$0	$3,107	$0	$3,107
New York	0	12,625	0	12,625
Oregon	0	811	0	811
Pennsylvania	0	15,136	0	15,136
Tennessee	0	4,197	0	4,197
Texas	0	16,209	0	16,209
Washington	0	3,215	0	3,215
Wisconsin	0	1,460	0	1,460
Short-Term Instruments
Repurchase Agreements	0	462	0	462

	$0	$103,263	$0	$103,263

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,018	$0	$0	$7,018

Total Investments	$7,018	$103,263	$0	$110,281

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Real Return Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.3%

U.S. TREASURY OBLIGATIONS 173.9%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$8,191	$8,032
0.125% due 10/15/2024	6,648	6,494
0.125% due 04/15/2025	2,317	2,245
0.125% due 10/15/2025 (c)	12,685	12,292
0.125% due 04/15/2026	5,933	5,695
0.125% due 07/15/2026	6,242	6,014
0.125% due 10/15/2026 (c)	8,300	7,972
0.125% due 01/15/2030	9,548	8,904
0.125% due 07/15/2030 (c)	10,737	9,997
0.125% due 01/15/2031	9,472	8,760
0.125% due 07/15/2031 (c)	11,120	10,249
0.125% due 01/15/2032 (c)	12,349	11,288
0.125% due 02/15/2051	3,138	2,177
0.250% due 01/15/2025 (c)	12,671	12,366
0.250% due 07/15/2029	4,679	4,436
0.250% due 02/15/2050	4,399	3,197
0.375% due 07/15/2025	8,699	8,510
0.375% due 01/15/2027 (c)	19,572	18,869
0.375% due 07/15/2027	7,339	7,092
0.500% due 04/15/2024	7,119	7,004
0.500% due 01/15/2028 (c)	10,432	10,072
0.625% due 01/15/2024 (c)	9,964	9,880
0.625% due 01/15/2026 (c)	10,074	9,852
0.625% due 07/15/2032 (c)	12,358	11,814
0.625% due 02/15/2043	4,295	3,631
0.750% due 07/15/2028 (c)	9,179	9,004
0.750% due 02/15/2042	3,867	3,381
0.750% due 02/15/2045	6,150	5,245
0.875% due 01/15/2029	6,873	6,756
0.875% due 02/15/2047	5,119	4,439
1.000% due 02/15/2046	4,761	4,264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2048	$1,772	$1,580
1.000% due 02/15/2049	3,567	3,178
1.125% due 01/15/2033	1,708	1,705
1.375% due 02/15/2044	1,592	1,544
1.500% due 02/15/2053	1,409	1,430
1.625% due 10/15/2027 (c)	5,051	5,151
1.750% due 01/15/2028	2,927	2,996
2.125% due 02/15/2041	4,140	4,576
3.625% due 04/15/2028	5,106	5,702
3.875% due 04/15/2029	3,289	3,791

Total U.S. Treasury Obligations (Cost $277,507)		271,584

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.125% due 01/25/2035 •	55	51

Merrill Lynch Mortgage Investors Trust
5.265% due 07/25/2030 •	307	281

Total Non-Agency Mortgage-Backed Securities (Cost $348)		332

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		385

Total Short-Term Instruments (Cost $385)		385

Total Investments in Securities (Cost $278,240)		272,301

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	475,448	$4,622

Total Short-Term Instruments (Cost $4,622)		4,622

Total Investments in Affiliates (Cost $4,622)		4,622

Total Investments 177.3% (Cost $282,862)		$276,923

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(219))		2

Other Assets and Liabilities, net (77.3)%		(120,748)

Net Assets 100.0%		$156,177

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$385	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(393)	$385	$385

Total Repurchase Agreements						$(393)	$385	$385

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	4.820%	03/09/2023	04/04/2023	$(59,519)	$(59,718)
DEU	4.880	03/23/2023	04/13/2023	(46,010)	(46,079)
JPS	4.780	03/08/2023	04/04/2023	(12,792)	(12,836)

Total Reverse Repurchase Agreements					$(118,633)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	137

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(59,718)	$0	$(59,718)	$59,794	$76
DEU	0	(46,079)	0	(46,079)	46,136	57
FICC	385	0	0	385	(393)	(8)
JPS	0	(12,836)	0	(12,836)	12,859	23

Total Borrowings and Other Financing Transactions	$385	$(118,633)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(118,633)	$0	$0	$(118,633)

Total Borrowings	$0	$(118,633)	$0	$0	$(118,633)

Payable for reverse repurchase agreements					$(118,633)

(c)	Securities with an aggregate market value of $120,824 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(57,160) at a weighted average interest rate of 3.197%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Schatz June Futures	06/2023	11	$(1,261)	$(11)	$3	$(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	1	(141)	(4)	0	(1)

Total Futures Contracts				$(15)	$3	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.975%	Maturity	08/15/2027	EUR	900	$4	$7	$11	$2	$0

Total Swap Agreements							$4	$7	$11	$2	$0

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$2	$5	$0	$(2)	$0	$(2)

Cash of $111 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MBC	04/2023		$61	JPY	8,019	$0	$(1)
	05/2023	JPY	7,987		$61	1	0

NGF	04/2023		8,028		60	0	(1)

Total Forward Foreign Currency Contracts						$1	$(2)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0

Total Written Options						$(223)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MBC	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$1	$0	$0	$1	$(2)	$0	$0	$(2)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	139

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$0	$0	$1	$5	$6

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

	$0	$0	$0	$2	$2	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$33	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

	$0	$0	$0	$11	$33	$44

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15)	$(15)
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$(8)	$(8)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)

	$0	$0	$0	$(5)	$(8)	$(13)

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$271,584	$0	$271,584
Non-Agency Mortgage-Backed Securities	0	332	0	332
Short-Term Instruments
Repurchase Agreements	0	385	0	385

	$0	$272,301	$0	$272,301

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,622	$0	$0	$4,622

Total Investments	$4,622	$272,301	$0	$276,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$2	$0	$5
Over the counter	0	1	0	1

	$3	$3	$0	$6

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(1)	0	(2)
Over the counter	0	(2)	0	(2)

	$(1)	$(3)	$0	$(4)

Total Financial Derivative Instruments	$2	$0	$0	$2

Totals	$4,624	$272,301	$0	$276,925

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	141

Schedule of Investments	PIMCO Short-Term Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.5%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$6

Total Corporate Bonds & Notes (Cost $1,036)		6

U.S. GOVERNMENT AGENCIES 79.0%

Fannie Mae
1.503% due 03/25/2027 ~	2	2
1.814% due 04/01/2037 •	1	1
2.350% due 04/01/2034 •	6	5
2.425% due 04/01/2035 •	2	2
2.500% due 05/01/2032 - 04/01/2035 •	63	61
2.550% due 03/01/2035 •	1	1
2.610% due 03/25/2027 ~	1	1
2.672% due 05/01/2033 •	3	3
2.705% due 03/01/2030 •	45	44
2.716% due 10/01/2034 •	36	35
2.835% due 08/01/2032 •	2	2
2.913% due 04/01/2033 - 09/01/2033 •	27	26
2.915% due 10/01/2032 •	7	6
2.945% due 04/01/2034 •	17	17
2.988% due 05/01/2036 •	21	21
3.025% due 05/01/2030 •	12	12
3.070% due 04/01/2028 •	11	11
3.125% due 10/01/2024 •	1	1
3.144% due 03/01/2034 •	65	64
3.156% due 04/01/2035 •	8	8
3.272% due 01/01/2033 •	2	2
3.284% due 05/01/2032 •	6	5
3.365% due 11/01/2035 - 04/01/2036 •	1	1
3.381% due 06/01/2037 •	6	6
3.399% due 07/01/2029 •	5	5
3.415% due 07/01/2027 •	1	1
3.419% due 08/01/2033 •	20	20
3.422% due 11/01/2033 •	78	76
3.438% due 05/01/2034 •	5	4
3.471% due 07/01/2037 •	27	28
3.496% due 02/01/2035 •	6	6
3.500% due 06/01/2034 - 11/01/2036 •	127	125
3.543% due 09/01/2034 •	20	20
3.551% due 06/01/2035 •	34	33
3.563% due 07/01/2033 •	9	9
3.622% due 12/01/2034 •	5	5
3.625% due 09/01/2033 •	25	25
3.641% due 09/01/2035 •	17	17
3.655% due 07/01/2035 •	21	20
3.665% due 12/01/2032 •	13	12
3.677% due 10/01/2033 •	5	5
3.695% due 11/01/2027 •	2	2
3.705% due 06/01/2036 •	6	6
3.714% due 02/01/2035 •	4	4
3.738% due 05/01/2036 •	20	20
3.740% due 08/25/2042 ~	11	10
3.742% due 11/01/2032 •	3	3
3.744% due 09/01/2033 •	15	14
3.797% due 08/01/2033 •	1	1
3.798% due 11/01/2034 •	2	2
3.807% due 07/01/2035 •	1	1
3.815% due 01/01/2037 •	1	1
3.840% due 07/01/2033 •	1	1
3.846% due 11/01/2034 •	36	35
3.870% due 01/01/2035 •	11	11
3.874% due 12/01/2036 •	36	37
3.875% due 10/01/2034 •	6	5
3.877% due 06/01/2035 •	7	7
3.891% due 12/01/2034 •	23	23
3.893% due 03/01/2034 •	198	193
3.895% due 07/01/2033 •	29	28
3.904% due 07/01/2026 •	39	39
3.917% due 02/01/2034 •	16	16
3.918% due 06/01/2032 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.920% due 11/01/2034 •	$9	$9
3.934% due 03/01/2035 •	42	41
3.943% due 01/01/2038 •	1	1
3.945% due 11/01/2033 •	113	111
3.950% due 11/01/2047 •	107	105
3.951% due 04/01/2040 •	101	102
3.953% due 09/01/2033 •	2	2
3.955% due 05/01/2036 •	30	29
3.962% due 01/01/2033 •	4	4
3.968% due 11/01/2040 •	2	2
3.971% due 08/01/2035 •	14	14
3.977% due 07/01/2035 •	4	4
3.979% due 02/01/2034 •	13	13
3.980% due 12/01/2035 •	6	6
3.986% due 11/01/2033 •	47	46
3.993% due 07/01/2042 - 07/01/2044 •	152	145
3.995% due 02/01/2035 •	71	69
4.000% due 12/01/2033 - 06/01/2034 •	11	11
4.001% due 12/01/2036 •	2	2
4.005% due 10/01/2033 •	22	22
4.043% due 09/01/2041 •	11	10
4.060% due 03/01/2030	425	422
4.065% due 11/01/2033 •	13	13
4.075% due 02/01/2036 •	31	30
4.096% due 03/01/2033 •	12	12
4.097% due 01/01/2036 •	1	1
4.099% due 02/01/2034 •	74	72
4.105% due 12/01/2035 •	155	152
4.125% due 01/01/2033 •	6	6
4.150% due 01/01/2034 •	1	1
4.155% due 03/01/2034 •	10	10
4.161% due 07/01/2035 •	8	8
4.164% due 10/01/2035 •	6	6
4.172% due 05/01/2037 •	162	159
4.190% due 04/01/2033 •	5	4
4.205% due 08/01/2033 •	6	6
4.225% due 12/01/2035 •	172	169
4.256% due 03/01/2033 •	59	57
4.283% due 11/01/2031 •	9	9
4.290% due 01/01/2036 •	1	1
4.300% due 01/01/2036 •	57	57
4.302% due 05/01/2036 •	13	13
4.309% due 02/01/2034 •	30	30
4.315% due 08/01/2037 •	290	285
4.316% due 01/01/2033 •	2	2
4.320% due 03/01/2033 •	1	1
4.329% due 02/01/2035 •	10	10
4.330% due 10/01/2033 •	61	60
4.345% due 06/01/2034 •	68	68
4.393% due 09/01/2035 •	58	57
4.395% due 11/01/2034 •	4	4
4.400% due 11/01/2032 - 01/01/2033 •	8	9
4.500% due 11/01/2026 •	23	22
4.514% due 11/01/2035 •	12	11
4.581% due 11/01/2035 •	13	12
4.595% due 11/01/2035 •	3	3
4.605% due 04/01/2033 •	75	73
4.633% due 12/01/2030 •	1	1
4.647% due 10/01/2035 •	37	37
4.677% due 12/25/2036 •	2	2
4.717% due 05/01/2035 •	30	30
4.721% due 09/01/2035 •	49	50
4.766% due 08/01/2026	399	406
4.779% due 12/25/2042 ~	65	63
4.902% due 01/01/2035 •	18	18
4.965% due 03/25/2034 - 05/01/2034 •	57	57
4.967% due 09/25/2042 ~	104	102
4.991% due 09/01/2037 •	146	146
5.045% due 05/25/2035 •	1	1
5.051% due 09/17/2027 •	9	9
5.071% due 12/25/2036 •	37	37
5.081% due 03/01/2035 •	23	22
5.145% due 01/25/2034 ~	7	7
5.161% due 05/18/2032 •	14	14
5.195% due 05/25/2042 •	12	12
5.211% due 10/18/2030 •	16	16
5.213% due 09/01/2033 •	18	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.217% due 12/25/2023 •	$7	$7
5.245% due 06/25/2029 - 12/25/2033 •	15	16
5.245% due 06/25/2032 - 03/25/2033 ~	6	6
5.261% due 11/18/2030 •	8	8
5.285% due 05/25/2036 •	4	4
5.295% due 10/25/2030 •	14	14
5.345% due 08/25/2031 - 01/25/2033 •	21	20
5.395% due 12/25/2030 •	11	11
5.448% due 01/01/2035 •	1	1
5.453% due 07/01/2034 •	38	38
5.454% due 07/01/2035 •	2	2
5.461% due 01/01/2035 •	6	7
5.495% due 11/25/2031 •	17	17
5.545% due 04/25/2032 •	14	14
5.557% due 07/01/2035 •	5	5
5.575% due 01/01/2033 •	2	2
5.634% due 07/01/2034 •	45	46
5.739% due 02/01/2037 •	9	10
5.794% due 02/01/2035 •	13	13
5.845% due 12/25/2023 - 04/25/2032 •	16	17
5.995% due 04/25/2023 - 10/25/2023 •	1	0
6.000% due 02/25/2044 - 08/25/2044	18	18
6.045% due 01/25/2024 •	3	3
6.078% due 12/01/2032 •	62	62
6.250% due 05/25/2042	14	14
6.409% due 08/01/2028 •	68	68
6.500% due 11/25/2023 - 01/25/2044	187	194
6.742% due 09/01/2024 •	43	43
7.000% due 10/01/2033 - 02/25/2044	18	18
7.500% due 05/25/2042	15	16
8.000% due 11/25/2023 - 10/01/2026	3	3

Freddie Mac
2.511% due 04/01/2036 •	92	90
2.530% due 03/01/2036 •	112	110
2.655% due 09/01/2037 •	201	197
2.835% due 01/01/2030 •	15	14
2.925% due 04/01/2034 •	35	34
2.928% due 04/01/2034 •	1	1
2.962% due 03/01/2035 •	18	18
3.000% due 02/01/2048	2,519	2,298
3.100% due 03/01/2036 •	2	2
3.235% due 03/01/2032 •	21	20
3.250% due 04/01/2032 •	7	7
3.341% due 05/01/2035 •	59	58
3.410% due 12/01/2035 •	8	8
3.490% due 07/01/2035 •	1	1
3.582% due 09/01/2034 •	6	6
3.591% due 09/01/2030 •	40	40
3.600% due 04/01/2032 •	36	35
3.628% due 07/01/2033 •	1	1
3.660% due 03/01/2036 •	62	63
3.717% due 01/01/2034 •	64	63
3.730% due 07/01/2035 •	8	8
3.788% due 03/01/2035 •	7	7
3.853% due 06/01/2035 •	4	4
3.915% due 08/01/2035 •	85	83
3.927% due 04/01/2030 •	21	21
3.955% due 12/01/2036 •	18	17
3.975% due 08/01/2033 •	3	3
3.981% due 08/01/2035 •	24	23
4.000% due 12/01/2034 •	96	94
4.008% due 02/01/2037 •	2	2
4.021% due 09/01/2035 •	2	2
4.052% due 12/01/2034 •	2	2
4.090% due 09/01/2035 •	1	1
4.104% due 01/01/2037 •	2	2
4.114% due 01/01/2036 •	2	2
4.135% due 01/01/2030 •	52	51
4.153% due 10/01/2027 - 01/01/2035 •	4	4
4.165% due 11/01/2034 •	119	117
4.182% due 07/01/2037 •	71	70
4.200% due 07/01/2033 •	5	5
4.230% due 11/01/2036 •	230	224
4.235% due 02/01/2036 •	5	5
4.250% due 09/01/2035 •	11	12

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.284% due 08/01/2035 •	$3	$3
4.290% due 07/01/2036 •	68	66
4.304% due 11/01/2036 •	1	1
4.335% due 08/01/2037 •	67	66
4.338% due 10/25/2044 - 02/25/2045 •	359	341
4.350% due 11/01/2033 •	12	12
4.353% due 09/01/2034 •	103	102
4.370% due 01/01/2036 - 02/01/2036 •	13	13
4.375% due 12/01/2032 - 10/01/2034 •	51	50
4.405% due 11/01/2036 •	2	2
4.460% due 02/01/2035 •	33	32
4.493% due 09/01/2035 •	38	37
4.500% due 04/15/2032	122	122
4.538% due 07/25/2044 ~	1,173	1,109
4.984% due 03/15/2036 •	1	1
5.034% due 02/15/2029 - 03/15/2029 •	17	17
5.084% due 07/15/2026 - 01/15/2033 •	43	43
5.105% due 08/25/2031 •	190	190
5.125% due 09/25/2031 •	103	102
5.134% due 03/15/2024 - 08/15/2029 •	17	17
5.184% due 05/15/2023 - 01/15/2032 •	13	12
5.184% due 12/15/2023 ~	3	3
5.195% due 06/25/2029 •	46	44
5.234% due 08/15/2029 - 03/15/2032 •	37	38
5.245% due 05/25/2043 •	692	672
5.284% due 06/15/2029 •	19	19
5.284% due 12/15/2031 ~	8	8
5.500% due 10/15/2032	4	4
6.000% due 01/15/2029 - 05/01/2035	13	14
7.000% due 07/15/2027	7	7

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 02/20/2025 - 07/20/2026 ~	3	3
2.625% due 01/20/2027 - 12/20/2045 •	488	480
2.750% due 10/20/2029 •	162	158
2.875% due 04/20/2033 •	21	20

Ginnie Mae, TBA
2.500% due 05/01/2053	900	793
3.500% due 04/01/2053	5,200	4,875
4.000% due 04/01/2053	200	193
4.500% due 04/01/2053 - 05/01/2053	13,400	13,201

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	114	110
3.500% due 11/01/2044 - 02/01/2050	2,560	2,421

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2038 - 05/01/2053	4,200	3,631
3.000% due 04/01/2038 - 05/01/2053	32,900	30,205
3.500% due 05/01/2053	39,750	36,963
4.000% due 05/01/2053	34,100	32,632
4.500% due 05/01/2053	9,900	9,703
5.000% due 05/01/2053	200	199
6.000% due 05/01/2053	16,900	17,240
6.500% due 04/01/2053 - 05/01/2053	4,400	4,534

Total U.S. Government Agencies (Cost $169,358)		169,890

U.S. TREASURY OBLIGATIONS 4.6%

U.S. Treasury Bonds
3.125% due 02/15/2043 (f)(h)	4,730	4,257
4.000% due 11/15/2042	3,100	3,185
4.000% due 11/15/2052	2,300	2,442

Total U.S. Treasury Obligations (Cost $11,063)		9,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 38.9%

Adjustable Rate Mortgage Trust
3.612% due 11/25/2035 ^~	$84	$64
3.993% due 03/25/2035 ~	15	14

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,029

Ashford Hospitality Trust
6.135% due 06/15/2035 •	400	388
6.535% due 06/15/2035 ~	300	287
7.435% due 06/15/2035 •	400	378

BAMLL Commercial Mortgage Securities Trust
5.884% due 03/15/2034 •	100	98
6.284% due 03/15/2034 •	3,170	3,088

Banc of America Funding Trust
3.796% due 05/25/2035 ~	5,103	4,692
4.245% due 11/20/2035 ^~	128	111

Banc of America Mortgage Trust
3.399% due 06/25/2034 ~	14	13
3.793% due 11/25/2033 ~	21	18
4.029% due 05/25/2033 ~	31	28
4.143% due 09/25/2033 ~	54	48
4.219% due 10/25/2035 ^~	10	10
4.252% due 01/25/2034 ~	15	15
4.295% due 02/25/2034 ~	84	82

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	800	764

BCAP LLC Trust
6.500% due 02/26/2036 ~	418	252

Bear Stearns Adjustable Rate Mortgage Trust
3.184% due 07/25/2034 ~	13	12
3.250% due 02/25/2033 ~	1	1
3.589% due 10/25/2033 ~	4	3
3.880% due 02/25/2034 ~	31	28
3.909% due 01/25/2035 ~	20	18
3.914% due 01/25/2034 ~	45	42
4.012% due 02/25/2034 ~	198	184
4.082% due 01/25/2034 ~	141	134
4.340% due 02/25/2033 ~	1	1
4.513% due 04/25/2033 ~	15	15
4.962% due 01/25/2035 ~	17	15

Bear Stearns ALT-A Trust
3.731% due 11/25/2036 ^~	246	129
5.165% due 02/25/2034 •	191	165
5.185% due 08/25/2036 ^~	4	3

CD Mortgage Trust
3.431% due 08/15/2050	400	370

Chase Mortgage Finance Trust
3.939% due 12/25/2035 ^~	30	25
3.941% due 12/25/2035 ^~	22	20
3.949% due 02/25/2037 ~	193	181

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	864

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •	13	12
4.429% due 03/25/2034 ~	28	25
5.645% due 08/25/2035 ^•	83	80
5.861% due 08/25/2034 ~	1	1
6.080% due 09/25/2035 •	40	39
6.470% due 11/25/2035 •	25	23

Countrywide Alternative Loan Trust
3.190% due 08/25/2035 ~	978	880
3.373% due 10/25/2035 ^~	8	7
5.245% due 06/25/2037 •	722	621

Countrywide Home Loan Mortgage Pass-Through Trust
3.283% due 06/20/2035 ~	42	38
3.649% due 12/25/2033 ~	30	28
3.786% due 11/25/2034 ~	791	705
5.195% due 08/25/2035 ^•	61	14
5.500% due 11/25/2035 ^	68	36
6.537% due 02/20/2036 ^•	20	17

Credit Suisse First Boston Mortgage Securities Corp.
4.184% due 11/25/2032 ~	5	5

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.354% due 07/25/2033 ~	46	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.522% due 07/25/2033 ~	$236	$216
3.936% due 01/25/2034 ~	106	98
4.417% due 10/25/2033 ~	20	19

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	763	749
3.023% due 08/25/2060 ~	624	607

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	180

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	49	47

First Horizon Alternative Mortgage Securities Trust
4.691% due 07/25/2035 ~	82	54
4.739% due 08/25/2034 ~	43	43

First Horizon Mortgage Pass-Through Trust
5.115% due 02/25/2035 ~	25	21
5.449% due 02/25/2035 •	53	48

FWD Securitization Trust
2.240% due 01/25/2050 ~	180	165

GCAT Trust
1.091% due 05/25/2066 ~	5,583	4,584
1.348% due 05/25/2066 ~	576	474
1.503% due 05/25/2066 ~	576	465

GMAC Mortgage Corp. Loan Trust
3.602% due 11/19/2035 ~	36	31

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	1,819
3.924% due 10/10/2032	1,700	1,619

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	3,046	2,786

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	5	5
3.154% due 06/25/2034 ~	13	12
3.486% due 08/25/2034 ~	23	22
3.591% due 05/25/2035 ~	41	34
4.052% due 09/25/2035 ~	2,015	1,864
4.250% due 09/25/2034 ~	941	909
5.195% due 01/25/2034 •	59	58
6.000% due 03/25/2032	2	2
6.780% due 03/25/2033 •	2	2

HarborView Mortgage Loan Trust
5.141% due 02/19/2046 •	402	316
5.201% due 05/19/2035 •	20	18

Impac CMB Trust
5.485% due 08/25/2035 •	506	450

IndyMac Adjustable Rate Mortgage Trust
3.544% due 01/25/2032 ~	9	8

IndyMac INDX Mortgage Loan Trust
5.225% due 09/25/2046 •	240	199
5.625% due 05/25/2034 •	19	17

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	19	8

JP Morgan Chase Commercial Mortgage Securities Trust
5.784% due 12/15/2036 •	500	440

JP Morgan Mortgage Trust
3.202% due 11/25/2033 ~	6	6
3.702% due 07/25/2035 ~	2	2
3.757% due 07/25/2035 ~	125	114
3.799% due 04/25/2035 ~	9	9
3.879% due 11/25/2035 ^~	72	62
3.999% due 07/25/2035 ~	96	89
4.082% due 09/25/2034 ~	1	1
4.184% due 11/25/2033 ~	5	5
4.192% due 10/25/2035 ~	121	104

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	2,987	2,764
2.734% due 01/25/2060 þ	293	289

MASTR Adjustable Rate Mortgages Trust
2.796% due 02/25/2034 ~	151	122
2.919% due 12/25/2033 ~	16	14
3.673% due 01/25/2036 ~	25	22
3.815% due 01/25/2034 ~	4	3
3.854% due 08/25/2034 ~	198	191
3.866% due 11/21/2034 ~	27	25
4.078% due 08/25/2034 ~	242	225

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	143

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 09/25/2033 ~	$95	$84
5.113% due 07/25/2034 ~	185	175

Merrill Lynch Mortgage Investors Trust
3.189% due 02/25/2034 ~	18	15
3.466% due 04/25/2035 ~	157	136
4.037% due 09/25/2033 ~	5	4
4.197% due 02/25/2035 ~	44	40
5.465% due 08/25/2028 •	299	283
5.505% due 06/25/2028 •	48	43
6.097% due 03/25/2028 •	46	43

MFA Trust
1.014% due 01/26/2065 ~	687	634
1.324% due 01/26/2065 ~	245	227
1.479% due 03/25/2065 ~	236	216
1.632% due 01/26/2065 ~	245	227

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	665	632

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	673

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	1,800	1,412

Morgan Stanley Mortgage Loan Trust
5.165% due 01/25/2035 •	609	528

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,734	2,552
2.750% due 11/25/2059 ~	3,401	3,193
3.500% due 10/25/2059 ~	90	83

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,047	2,801

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~	18	10

Pepper Residential Securities Trust
5.661% due 11/18/2060 ~	82	82
5.761% due 06/20/2060 •	130	130

Prime Mortgage Trust
5.245% due 02/25/2034 •	11	11
6.000% due 02/25/2034	5	5

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	505	250

Residential Funding Mortgage Securities, Inc. Trust
5.359% due 02/25/2036 ^~	61	49
6.500% due 03/25/2032	6	6

RESIMAC Bastille Trust
5.631% due 09/05/2057 ~	57	57

RESIMAC Premier
5.759% due 02/07/2052 ~	300	300

Sequoia Mortgage Trust
5.044% due 07/20/2034 ~	13	12
5.215% due 05/20/2034 •	112	111
5.521% due 04/20/2033 ~	11	10
5.561% due 10/20/2027 •	30	29
5.680% due 03/20/2035 •	81	73

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	273	242
1.439% due 11/25/2055 ~	137	122
1.486% due 04/25/2065 ~	199	187
1.593% due 11/25/2055 ~	137	122

Structured Adjustable Rate Mortgage Loan Trust
5.085% due 03/25/2035 •	48	34
5.135% due 09/25/2034 ~	39	37
5.145% due 09/25/2034 •	81	68

Structured Asset Mortgage Investments Trust
5.441% due 11/19/2033 •	15	14
5.441% due 05/19/2035 •	90	78
5.461% due 02/19/2035 ~	1,302	1,153

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.125% due 09/25/2033 ~	14	13
4.624% due 11/25/2033 ~	9	9
5.244% due 06/25/2033 ~	206	199
5.892% due 03/25/2033 ~	81	78

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~	407	388
2.900% due 10/25/2059 ~	5,369	5,025
3.750% due 03/25/2058 ~	1,269	1,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.845% due 05/25/2058 •	$5,541	$5,477
5.845% due 10/25/2059 •	194	192

WaMu Mortgage Pass-Through Certificates Trust
3.806% due 10/25/2035 ^~	349	317
3.847% due 09/25/2035 ~	155	135
4.138% due 08/25/2046 •	24	22
4.169% due 08/25/2033 ~	226	210
4.186% due 08/25/2046 •	1,138	895
4.233% due 10/25/2033 ~	80	74
4.338% due 11/25/2042 •	60	54
4.538% due 08/25/2042 •	5	4
4.638% due 09/25/2046 •	2,765	2,493
5.385% due 12/25/2045 •	1,283	1,109
5.425% due 07/25/2045 •	3,480	3,146
5.425% due 10/25/2045 •	1,063	975
5.425% due 12/25/2045 •	966	865
5.645% due 01/25/2045 •	493	450

Washington Mutual Mortgage Pass-Through Certificates Trust
3.975% due 02/25/2033 ~	1	1
3.983% due 06/25/2033 ~	7	6
4.391% due 11/25/2030 ~	33	32
7.000% due 03/25/2034	15	14

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	600	514
3.809% due 12/15/2048	300	288
4.023% due 03/15/2052	300	282
6.156% due 12/13/2031 •	2,335	2,312
6.901% due 12/13/2031 •	160	156

Wells Fargo Mortgage-Backed Securities Trust
4.074% due 08/25/2035 ~	4	4

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	865

Total Non-Agency Mortgage-Backed Securities (Cost $91,098)		83,606

ASSET-BACKED SECURITIES 40.1%

AccessLex Institute
5.258% due 05/25/2036 ~	508	491

Accredited Mortgage Loan Trust
5.335% due 01/25/2035 •	437	386

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •	2,821	2,795

Apidos CLO
5.818% due 04/20/2031 •	1,500	1,487

Apres Static CLO Ltd.
5.862% due 10/15/2028 •	491	489

Ares CLO Ltd.
5.662% due 01/15/2029 •	994	985

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	278	269

Bear Stearns Asset-Backed Securities Trust
3.147% due 10/25/2036 ~	633	492
5.845% due 11/25/2042 •	119	115

Benefit Street Partners CLO Ltd.
5.822% due 01/17/2032 •	3,000	2,955

BXMT Ltd.
6.073% due 11/15/2037 •	1,000	975

Carrington Mortgage Loan Trust
5.928% due 10/20/2029 •	1,164	1,157

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •	1,007	1,004

College Avenue Student Loans LLC
1.600% due 07/25/2051	809	708
3.280% due 12/28/2048	1,303	1,193
4.130% due 12/26/2047	695	654
5.945% due 07/25/2051 ~	462	451
6.045% due 12/26/2047 •	505	495

Commonbond Student Loan Trust
1.980% due 08/25/2050	577	496

Countrywide Asset-Backed Certificates
5.265% due 08/25/2034 •	1,376	1,285

Countrywide Asset-Backed Certificates Trust
5.385% due 12/25/2034 •	1,435	1,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
6.495% due 05/25/2043 •	$99	$100

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	361	330

Dryden CLO Ltd.
5.908% due 01/17/2033 •	1,900	1,866

ECMC Group Student Loan Trust
5.845% due 07/25/2069 •	631	615

EFS Volunteer LLC
5.668% due 10/25/2035 •	119	119

EquiFirst Mortgage Loan Trust
5.853% due 09/25/2033 •	42	41

Galaxy CLO Ltd.
5.762% due 10/15/2030 •	1,973	1,955

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •	433	420

Home Equity Asset Trust
5.445% due 11/25/2032 •	8	7

Home Equity Mortgage Loan Asset-Backed Trust
5.625% due 10/25/2035 •	1,600	1,404

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •	5	2

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	389	371

KKR CLO Ltd.
5.735% due 07/18/2030 •	895	887

LCCM Trust
6.134% due 11/15/2038 ~	3,800	3,673

LCM LP
5.848% due 10/20/2027 •	231	231

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •	736	674
5.545% due 03/25/2032 •	16	15
5.700% due 07/25/2034 •	208	198

Madison Park Funding Ltd.
5.798% due 04/20/2032 •	1,500	1,473

Merrill Lynch Mortgage Investors Trust
5.865% due 07/25/2035 •	66	66

Morgan Stanley ABS Capital, Inc. Trust
5.490% due 09/25/2035 ~	590	585

Morgan Stanley Dean Witter Capital, Inc. Trust
6.195% due 02/25/2033 •	61	60

Mountain View CLO LLC
5.882% due 10/16/2029 •	1,107	1,100

Nassau Ltd.
5.942% due 10/15/2029 •	1,102	1,098

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Loan Trust
5.584% due 11/15/2068 •	144	141

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	773	692
3.010% due 12/15/2059	1,247	1,171
3.130% due 02/15/2068	333	317
3.190% due 02/18/2042	20	20
3.520% due 06/16/2042	23	23

Navient Student Loan Trust
4.000% due 12/15/2059	1,552	1,507

Nelnet Student Loan Trust
1.420% due 04/20/2062	2,209	1,988

Neuberger Berman CLO Ltd.
5.848% due 04/20/2031 •	1,500	1,481

NovaStar Mortgage Funding Trust
5.585% due 02/25/2034 •	2,298	2,238

OZLM Ltd.
5.958% due 01/20/2031 •	2,400	2,375

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	853	831

Palmer Square Loan Funding Ltd.
5.475% due 02/20/2028 •	159	158

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.843% due 09/25/2051 þ	$2,972	$2,764
1.992% due 02/25/2061 þ	3,708	3,488
2.487% due 10/25/2051 þ	3,142	2,967

Ready Capital Mortgage Financing LLC
6.995% due 02/25/2035 •	395	396

Renaissance Home Equity Loan Trust
5.545% due 08/25/2032 •	10	9
5.945% due 09/25/2037 •	3,279	1,524

Residential Asset Securities Corp. Trust
5.105% due 07/25/2036 •	1,651	1,640

SLM Private Credit Student Loan Trust
5.136% due 12/15/2039 •	212	197
5.156% due 06/15/2039 •	2,934	2,731
5.196% due 06/15/2039 •	1,307	1,237

SMB Private Education Loan Trust
1.290% due 07/15/2053	1,287	1,154
1.600% due 09/15/2054	914	818
2.230% due 09/15/2037	389	359
2.840% due 06/15/2037	383	360
2.880% due 09/15/2034	106	101
3.940% due 02/16/2055	1,199	1,137
6.008% due 02/16/2055 •	1,370	1,349

SoFi Professional Loan Program LLC
2.340% due 04/25/2033	272	267
2.630% due 07/25/2040	369	363
2.650% due 09/25/2040	613	586
2.740% due 05/25/2040	188	186

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	563	559
5.788% due 10/20/2030 •	2,000	1,971
5.798% due 07/25/2030 ~	1,503	1,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
6.145% due 11/25/2033 •	$20	$20

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~	1,820	1,803

Terwin Mortgage Trust
5.970% due 04/25/2036 •	1,369	1,349

TPG Real Estate Finance Issuer Ltd.
5.909% due 03/15/2038 •	2,600	2,553

TruPS Financials Note Securitization Ltd.
6.533% due 09/20/2039 •	1,947	1,860

Upstart Securitization Trust
1.310% due 11/20/2031	663	645

Total Asset-Backed Securities (Cost $91,158)		86,341

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (d) 0.7%
		1,420

U.S. TREASURY BILLS 0.2%
4.683% due 04/06/2023 - 04/25/2023 (b)(c)(h)	391	390

Total Short-Term Instruments (Cost $1,810)		1,810

Total Investments in Securities (Cost $365,523)		351,537

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.2%

PIMCO Short-Term Floating NAV Portfolio III	1,385,518	$13,470

Total Short-Term Instruments (Cost $13,469)		13,470

Total Investments in Affiliates (Cost $13,469)		13,470

Total Investments 169.7% (Cost $378,992)		$365,007

Financial Derivative Instruments (e)(g) (0.6)% (Cost or Premiums, net $2,498)		(1,288)

Other Assets and Liabilities, net (69.1)%		(148,646)

Net Assets 100.0%		$215,073

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$1,420	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,448)	$1,420	$1,420

Total Repurchase Agreements						$(1,448)	$1,420	$1,420

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2053	$6,700	$(5,530)	$(5,545)

Total Short Sales (2.6)%				$(5,530)	$(5,545)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	145

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,420	$0	$0	$1,420	$(1,448)	$(28)

Total Borrowings and Other Financing Transactions	$1,420	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$110.500	04/21/2023	1	$1	$0	$0
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	116.500	04/21/2023	1	1	(1)	0
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	5	13	(5)	(14)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	5	13	(4)	(2)

Total Written Options					$(10)	$(16)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10	$	(2,393)	$40	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	6		(1,453)	13	0	(1)
3-Month SOFR Active Contract December Futures	03/2026	6		(1,456)	12	0	(1)
3-Month SOFR Active Contract June Futures	09/2024	7		(1,688)	20	0	(1)
3-Month SOFR Active Contract June Futures	09/2025	6		(1,455)	12	0	(1)
3-Month SOFR Active Contract March Futures	06/2024	9		(2,162)	31	0	(1)
3-Month SOFR Active Contract March Futures	06/2025	6		(1,454)	13	0	(1)
3-Month SOFR Active Contract March Futures	06/2026	6		(1,456)	11	0	(1)
3-Month SOFR Active Contract September Futures	12/2024	6		(1,451)	15	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	4		(970)	8	0	(1)
U.S. Treasury 10-Year Note June Futures	06/2023	403		(46,314)	(1,198)	0	(138)
U.S. Treasury Long-Term Bond June Futures	06/2023	31		(4,066)	(185)	0	(31)

Total Futures Contracts					$(1,208)	$0	$(179)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024	$12,000	$(1)	$149	$148	$0	$(9)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	6,000	1	73	74	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025	11,900	333	377	710	0	(12)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	19	19	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	500	(1)	(35)	(36)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	800	(2)	(44)	(46)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	700	(2)	(55)	(57)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	600	(2)	(43)	(45)	1	0

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.788%	Annual	05/03/2027	$600	$(2)	$(43)	$(45)	$1	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	1,200	(5)	(62)	(67)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	900	(4)	(41)	(45)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	800	(4)	(28)	(32)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	700	(4)	(17)	(21)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	400	(2)	(6)	(8)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	1,190	0	58	58	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	3,400	(25)	(69)	(94)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	2.955	Annual	10/04/2027	800	(6)	(14)	(20)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027	700	(2)	(7)	(9)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	200	0	4	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	7,100	(17)	(644)	(661)	21	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	600	(2)	(44)	(46)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	500	(1)	(33)	(34)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	920	(37)	(97)	(134)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	580	(62)	5	(57)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	400	(3)	(4)	(7)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	400	(3)	(3)	(6)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	300	(1)	5	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	200	(1)	2	1	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030	100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	400	(2)	(47)	(49)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	400	(1)	(44)	(45)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	400	(1)	(45)	(46)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	100	0	(11)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	1,600	(8)	(179)	(187)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	800	(4)	(86)	(90)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	3,430	(247)	(340)	(587)	15	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	2,640	(120)	(216)	(336)	12	0
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	400	(6)	(13)	(19)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	400	(6)	(13)	(19)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	600	(5)	(5)	(10)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032	300	(1)	(9)	(10)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	3.350	Annual	12/14/2032	100	0	(1)	(1)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.400	Annual	02/23/2033	200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033	100	0	2	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033	200	(1)	4	3	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033	100	0	2	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033	100	0	2	2	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033	100	0	1	1	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033	300	(1)	7	6	2	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	305	(4)	0	(4)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	16,000	1,923	2,042	3,965	0	(104)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	100	(1)	3	2	1	0
Pay	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	26,900	(197)	(479)	(676)	0	(5)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	800	(1)	(31)	(32)	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	1,700	(2)	(54)	(56)	0	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	900	(1)	83	82	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	1,455	556	0	(30)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	200	(4)	21	17	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	23,400	1,029	560	1,589	0	(55)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	1,100	(2)	(100)	(102)	3	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	400	(1)	(33)	(34)	1	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	800	(2)	(70)	(72)	2	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	400	(1)	(35)	(36)	1	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	700	(2)	(56)	(58)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	43	244	0	(7)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	38,245	1,607	4,064	5,671	0	(96)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	600	(1)	(69)	(70)	2	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	2,948	58	(368)	(310)	8	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	600	(1)	68	67	0	(2)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	200	0	(23)	(23)	1	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	400	(1)	(42)	(43)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	172	169	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	43	123	166	0	(5)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	793	718	0	(24)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	436	369	0	(15)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	175	173	0	(7)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	2,577	3,503	0	(91)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	706	3	116	119	0	(3)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	500	(45)	(53)	(98)	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	147

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.405%	Semi-Annual	09/07/2031	$800	$(4)	$128	$124	$0	$(4)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	500	(1)	(75)	(76)	2	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	500	(1)	(73)	(74)	2	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	300	(1)	(43)	(44)	1	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	300	(1)	(43)	(44)	1	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	300	(1)	(41)	(42)	1	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	400	(1)	(57)	(58)	2	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	300	(1)	(40)	(41)	1	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	200	1	22	23	0	(1)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	300	1	34	35	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	25	24	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	93	92	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	202	198	0	(7)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	93	92	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	1,815	1,783	0	(45)
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	3,100	(25)	(996)	(1,021)	29	0
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	2,000	(15)	491	476	0	(20)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	6,000	(45)	1,471	1,426	0	(59)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	100	(1)	(27)	(28)	1	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	100	(1)	(26)	(27)	1	0

Total Swap Agreements						$4,084	$12,689	$16,773	$188	$(634)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$188	$188		$(16)	$(179)	$(634)	$(829)

(f)

Securities with an aggregate market value of $2,305 and cash of $4,083 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	500	$ (2)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	500	(2)	(3)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	04/14/2023	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.300	04/14/2023	100	(1)	0

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	200	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	200	(2)	(2)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	300	(2)	(3)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	200	(2)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	200	(1)	(2)

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190%	10/23/2023	200	$ (1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	300	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	300	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	500	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	500	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	600	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	600	(5)	(6)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	300	(2)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	300	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	300	(2)	0

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	04/14/2023	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	04/14/2023	100	(1)	0

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	300	(2)	(4)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(2)

							$ (87)	$(79)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	$95.594	04/06/2023	100	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.469	04/06/2023	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	100	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.945	04/06/2023	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	400	(2)	(4)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	200	(1)	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	300	(1)	(2)

					$(17)	$(10)

Total Written Options					$(104)	$(89)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	34	$(1)	$1	$0	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		21,013	(604)	603	0	(1)

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	(2)	0	(3)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		12	0	0	0	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		36,050	(647)	316	0	(331)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		2	0	0	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,150	(183)	177	0	(6)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		99	(4)	3	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	149

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	6	$0	$0	$0	$0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,100	(24)	(5)	0	(29)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		2,400	11	(42)	0	(31)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	(137)	0	(156)

Total Swap Agreements							$(1,472)	$914	$0	$(558)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$(6)	$(1)	$(7)	$(7)	$0	$(7)
CBK	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
DUB	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
FAR	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
FBF	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
GLM	0	0	0	0	0	(50)	0	(50)	(50)	52	2
GST	0	0	0	0	0	0	(338)	(338)	(338)	346	8
JPM	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
MSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
NGF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SAL	0	0	0	0	0	(3)	(216)	(219)	(219)	219	(0)

Total Over the Counter	$0	$0	$0	$0	$0	$(89)	$(558)	$(647)

(h)

Securities with an aggregate market value of $617 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$188	$188

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	179	179
Swap Agreements	0	0	0	0	634	634

	$0	$0	$0	$0	$829	$829

Over the counter
Written Options	$0	$0	$0	$0	$89	$89
Swap Agreements	0	558	0	0	0	558

	$0	$558	$0	$0	$89	$647

	$0	$558	$0	$0	$918	$1,476

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	(2,049)	(2,049)
Swap Agreements	0	0	0	0	902	902

	$0	$0	$0	$0	$(1,137)	$(1,137)

Over the counter
Purchased Options	$0	$0	$0	$0	$27	$27
Written Options	0	0	0	0	149	149
Swap Agreements	0	633	0	0	0	633

	$0	$633	$0	$0	$176	$809

	$0	$633	$0	$0	$(961)	$(328)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	(775)	(775)
Swap Agreements	0	0	0	0	8,935	8,935

	$0	$0	$0	$0	$8,153	$8,153

Over the counter
Purchased Options	$0	$0	$0	$0	$(325)	$(325)
Written Options	0	0	0	0	1,275	1,275
Swap Agreements	0	(1,167)	0	0	(6)	(1,173)

	$0	$(1,167)	$0	$0	$944	$(223)

	$0	$(1,167)	$0	$0	$9,097	$7,930

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	151

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6	$0	$6
U.S. Government Agencies	0	169,890	0	169,890
U.S. Treasury Obligations	0	9,884	0	9,884
Non-Agency Mortgage-Backed Securities	0	83,606	0	83,606
Asset-Backed Securities	0	86,341	0	86,341
Short-Term Instruments
Repurchase Agreements	0	1,420	0	1,420
U.S. Treasury Bills	0	390	0	390

	$0	$351,537	$0	$351,537

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,470	$0	$0	$13,470

Total Investments	$13,470	$351,537	$0	$365,007

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,545)	$0	$(5,545)

	$0	$(5,545)	$0	$(5,545)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$188	$0	$188

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(829)	0	(829)
Over the counter	0	(647)	0	(647)

	$0	$(1,476)	$0	$(1,476)

Total Financial Derivative Instruments	$0	$(1,288)	$0	$(1,288)

Totals	$13,470	$344,704	$0	$358,174

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.6%

CORPORATE BONDS & NOTES 12.4%

BANKING & FINANCE 8.1%

AerCap Ireland Capital DAC
4.500% due 09/15/2023	$19,600	$19,417

American Honda Finance Corp.
0.650% due 09/08/2023	100	98
1.950% due 05/10/2023	1,200	1,196

Athene Global Funding
0.950% due 01/08/2024	2,000	1,915

Banco Santander SA
3.848% due 04/12/2023	20,801	20,792
5.926% (US0003M + 1.120%) due 04/12/2023 ~	8,000	8,000

Bank of America Corp.
1.486% due 05/19/2024 •	6,332	6,297
3.864% due 07/23/2024 •	16,000	15,912

Bank of Montreal
4.848% due 04/14/2023 •	40,200	40,198

Bank of Nova Scotia
5.043% (SOFRRATE + 0.380%) due 07/31/2024 ~	2,600	2,579
5.079% (SOFRRATE + 0.260%) due 09/15/2023 ~	6,500	6,491

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	4,600	4,407
3.750% due 07/20/2023	500	496

BNP Paribas SA
3.800% due 01/10/2024	11,110	10,918

BOC Aviation Ltd.
6.259% (US0003M + 1.125%) due 09/26/2023 ~	1,300	1,300

BPCE SA
4.000% due 09/12/2023	1,575	1,561

Canadian Imperial Bank of Commerce
0.450% due 06/22/2023	30,628	30,292
5.212% (SOFRRATE + 0.400%) due 12/14/2023 ~	2,000	1,995

Caterpillar Financial Services Corp.
5.374% (US0003M + 0.510%) due 05/15/2023 ~	1,400	1,399

Citigroup, Inc.
5.977% (US0003M + 1.100%) due 05/17/2024 ~	3,200	3,200
5.985% (US0003M + 1.023%) due 06/01/2024 ~	8,800	8,798

CK Hutchison International Ltd.
3.250% due 04/11/2024	2,000	1,970

CNH Industrial Capital LLC
1.950% due 07/02/2023	2,393	2,370
4.200% due 01/15/2024	4,900	4,848

Credit Agricole SA
3.750% due 04/24/2023	250	250
5.836% (US0003M + 1.020%) due 04/24/2023 ~	15,000	14,997

Credit Suisse AG
1.000% due 05/05/2023	5,000	4,956
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~	4,500	4,367
5.089% (SOFRINDX + 0.380%) due 08/09/2023 ~	43,300	42,442

Danske Bank AS
3.875% due 09/12/2023	18,114	17,962
5.375% due 01/12/2024	8,645	8,568
6.214% (US0003M + 1.060%) due 09/12/2023 ~	2,800	2,800

Dexia Credit Local SA
3.250% due 09/26/2023	2,000	1,984

Equitable Financial Life Global Funding
4.928% (SOFRRATE + 0.390%) due 04/06/2023 ~	1,500	1,500

General Motors Financial Co., Inc.
3.700% due 05/09/2023	25,492	25,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 06/19/2023	$40,571	$40,447
4.250% due 05/15/2023	15,458	15,431
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~	26,000	25,875

Goldman Sachs Group, Inc.
1.217% due 12/06/2023	14,700	14,282
3.625% due 02/20/2024	5,800	5,716

Hana Bank
5.602% (US0003M + 0.800%) due 07/26/2023 ~	6,000	6,006

HSBC Holdings PLC
5.915% (US0003M + 1.000%) due 05/18/2024 ~	62,600	62,136

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	20,000	19,565

ING Groep NV
4.100% due 10/02/2023	25,640	25,404

International Finance Corp.
4.939% due 06/30/2023 •	24,000	23,999

JPMorgan Chase & Co.
5.705% (US0003M + 0.890%) due 07/23/2024 ~	6,879	6,876

MassMutual Global Funding
0.850% due 06/09/2023	5,900	5,852

Metropolitan Life Global Funding
4.855% (SOFRRATE + 0.320%) due 01/07/2024 ~	2,610	2,597

Mitsubishi UFJ Financial Group, Inc.
3.761% due 07/26/2023	13,427	13,352
5.682% (US0003M + 0.860%) due 07/26/2023 ~	26,137	26,129

Mizuho Financial Group, Inc.
5.588% (US0003M + 0.630%) due 05/25/2024 ~	105,900	105,416
5.800% (US0003M + 0.990%) due 07/10/2024 ~	29,600	29,549

Morgan Stanley
0.731% due 04/05/2024 •	34,640	34,630
5.108% (SOFRRATE + 0.455%) due 01/25/2024 ~	4,000	3,989
5.188% (SOFRRATE + 0.466%) due 11/10/2023 ~	38,100	38,017

National Australia Bank Ltd.
5.406% (US0003M + 0.600%) due 04/12/2023 ~	400	400

Nationwide Building Society
0.550% due 01/22/2024	12,804	12,334

New York Life Global Funding
4.978% (SOFRINDX + 0.360%) due 10/21/2023 ~	200	200

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023	1,700	1,681

Nordea Bank Abp
1.000% due 06/09/2023	3,785	3,752
5.893% (US0003M + 0.940%) due 08/30/2023 ~	2,000	1,998

NTT Finance Corp.
0.583% due 03/01/2024	700	671

Pacific Life Global Funding
5.587% (SOFRINDX + 0.800%) due 12/06/2024 ~	36,800	36,676

Protective Life Global Funding
1.082% due 06/09/2023	1,500	1,484
5.857% due 12/11/2024 •	19,200	19,206

QNB Finance Ltd.
3.500% due 03/28/2024	14,500	14,266

Royal Bank of Canada
5.098% (SOFRRATE + 0.450%) due 10/26/2023 ~	6,100	6,091
5.442% (US0003M + 0.660%) due 10/05/2023 ~	1,000	1,000

Santander U.K. PLC
4.000% due 03/13/2024	2,000	1,967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skandinaviska Enskilda Banken AB
5.282% (US0003M + 0.320%) due 09/01/2023 ~	$13,800	$13,752

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024	8,000	7,660

Toronto-Dominion Bank
0.450% due 09/11/2023	4,904	4,799
5.001% (SOFRRATE + 0.220%) due 06/02/2023 ~	200	200
5.141% (SOFRRATE + 0.355%) due 03/04/2024 ~	3,300	3,282

Toyota Motor Credit Corp.
4.852% (SOFRRATE + 0.320%) due 04/06/2023 ~	1,105	1,105
4.883% (SOFRRATE + 0.330%) due 01/11/2024 ~	21,600	21,547
5.170% due 06/13/2023 •	13,000	12,998
5.460% (SOFRRATE + 0.620%) due 03/22/2024 ~	2,002	1,998
5.570% due 12/11/2023 •	11,300	11,302

UBS AG
5.098% (SOFRRATE + 0.320%) due 06/01/2023 ~	38,100	38,061

UBS Group AG
1.008% due 07/30/2024 •	4,800	4,705

Westpac Banking Corp.
5.584% (US0003M + 0.720%) due 05/15/2023 ~	2,200	2,199

		1,052,332

INDUSTRIALS 3.2%

AstraZeneca PLC
0.300% due 05/26/2023	19,200	19,066

BAT Capital Corp.
3.222% due 08/15/2024	900	873

Bayer U.S. Finance LLC
3.875% due 12/15/2023	12,000	11,868

Boeing Co.
1.433% due 02/04/2024	57,949	56,004
4.508% due 05/01/2023	27,687	27,678

Boston Scientific Corp.
3.450% due 03/01/2024	4,769	4,683

Burlington Northern Santa Fe LLC
3.850% due 09/01/2023	1,900	1,893

Central Japan Railway Co.
3.400% due 09/06/2023	2,000	1,983

Charter Communications Operating LLC
4.500% due 02/01/2024	15,572	15,421
6.464% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,016

Chevron Corp.
5.773% due 05/11/2023 •	2,550	2,550

Chevron USA, Inc.
5.073% (US0003M + 0.200%) due 08/11/2023 ~	756	755

Constellation Brands, Inc.
3.600% due 05/09/2024	4,500	4,443

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	1,750	1,698
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	7,600	7,590

Dell International LLC
5.450% due 06/15/2023	3,523	3,522

DuPont de Nemours, Inc.
5.974% (US0003M + 1.110%) due 11/15/2023 ~	1,500	1,505

Enbridge, Inc.
0.550% due 10/04/2023	1,680	1,636

Energy Transfer LP
4.500% due 11/01/2023	3,964	3,930

Gilead Sciences, Inc.
0.750% due 09/29/2023	3,574	3,497

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	153

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
5.000% due 03/15/2024	$11,800	$11,734

Humana, Inc.
0.650% due 08/03/2023	18,530	18,270

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023	1,600	1,574

Hyundai Capital America
0.800% due 04/03/2023	2,000	2,000
0.800% due 01/08/2024	2,300	2,216
1.250% due 09/18/2023	12,359	12,105
4.125% due 06/08/2023	5,186	5,174
5.750% due 04/06/2023	1,875	1,875

International Business Machines Corp.
3.375% due 08/01/2023	15,000	14,905

Kansas City Southern
3.000% due 05/15/2023	10,700	10,661

Komatsu Finance America, Inc.
0.849% due 09/09/2023	1,850	1,816

Mercedes-Benz Finance North America LLC
5.646% (US0003M + 0.840%) due 05/04/2023 ~	18,000	17,986

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	19,600	19,310

Oracle Corp.
2.400% due 09/15/2023	5,144	5,075

Phillips 66
0.900% due 02/15/2024	7,800	7,544

Pioneer Natural Resources Co.
0.550% due 05/15/2023	14,500	14,420

Schlumberger Investment SA
3.650% due 12/01/2023	1,600	1,585

SK Broadband Co. Ltd.
3.875% due 08/13/2023	4,332	4,314

Southern Co.
5.086% (SOFRINDX + 0.370%) due 05/10/2023 ~	34,060	34,011

Stryker Corp.
0.600% due 12/01/2023	2,340	2,271

Thermo Fisher Scientific, Inc.
4.937% (SOFRINDX + 0.350%) due 04/18/2023 ~	32,000	31,998

Toyota Tsusho Corp.
3.625% due 09/13/2023	3,000	2,979

Union Pacific Corp.
3.500% due 06/08/2023	500	499

VMware, Inc.
0.600% due 08/15/2023	600	589

Volkswagen Group of America Finance LLC
5.741% (SOFRRATE + 0.950%) due 06/07/2024 ~	21,100	21,044

		420,566

UTILITIES 1.1%

Alabama Power Co.
3.550% due 12/01/2023	8,252	8,162

American Electric Power Co., Inc.
5.294% (US0003M + 0.480%) due 11/01/2023 ~	23,200	23,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.396% (US0003M + 0.530%) due 09/15/2023 ~	$4,000	$3,985

Duke Energy Corp.
5.055% (SOFRRATE + 0.250%) due 06/10/2023 ~	18,000	17,982

Florida Power & Light Co.
2.750% due 06/01/2023	200	199
4.946% (SOFRINDX + 0.380%) due 01/12/2024 ~	53,245	52,924
4.966% (SOFRINDX + 0.250%) due 05/10/2023 ~	200	200

NextEra Energy Capital Holdings, Inc.
5.092% (SOFRINDX + 0.400%) due 11/03/2023 ~	17,000	16,908

Southern California Edison Co.
0.700% due 08/01/2023	4,000	3,940
1.100% due 04/01/2024	1,000	962
3.400% due 06/01/2023	13,800	13,723

Southern California Gas Co.
5.488% (US0003M + 0.350%) due 09/14/2023 ~	400	397

Tampa Electric Co.
3.875% due 07/12/2024	5,800	5,713

		148,193

Total Corporate Bonds & Notes (Cost $1,626,801)		1,621,091

U.S. GOVERNMENT AGENCIES 6.7%

Federal Home Loan Bank
4.850% due 06/07/2023 •	80,000	80,001
4.860% due 10/06/2023 •	600,000	599,964
4.880% due 05/03/2024 - 05/20/2024 •	86,700	86,673
5.420% due 03/06/2024	113,000	113,114

Total U.S. Government Agencies (Cost $879,643)		879,752

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
0.125% due 04/30/2023	7,780	7,753
1.625% due 10/31/2023	7,780	7,643
2.250% due 01/31/2024 (d)	7,780	7,621

Total U.S. Treasury Obligations (Cost $23,001)		23,017

ASSET-BACKED SECURITIES 0.5%

BMW Vehicle Lease Trust
4.831% due 02/26/2024	1,273	1,273

Carmax Auto Owner Trust
4.964% due 02/15/2024	23,562	23,559

DLLAD LLC
5.014% due 02/20/2024	8,567	8,551

Ford Credit Auto Lease Trust
4.959% due 02/15/2024	8,152	8,148

GM Financial Automobile Leasing Trust
4.948% due 02/20/2024	20,391	20,389

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024	$6,985	$6,986

Total Asset-Backed Securities (Cost $68,931)		68,906

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
5.746% (US0003M + 0.775%) due 06/01/2023 ~	8,700	8,705
6.015% (US0003M + 1.200%) due 04/27/2023 ~	4,000	4,003

Korea Development Bank
6.242% (US0003M + 1.450%) due 04/16/2023 ~	3,500	3,501

Swedish Export Credit Corp.
5.739% due 02/23/2024 •	21,500	21,646

Total Sovereign Issues (Cost $37,869)		37,855

SHORT-TERM INSTRUMENTS 100.5%

CERTIFICATES OF DEPOSIT 0.2%

Toronto-Dominion Bank
5.430% due 04/21/2023	29,200	29,207

COMMERCIAL PAPER 0.6%

Bayer Corp.
5.830% due 07/10/2023	83,300	81,980

Enel Finance America LLC
6.000% due 04/24/2023	1,150	1,146
6.000% due 04/28/2023	1,150	1,145

		84,271

REPURCHASE AGREEMENTS (c) 99.4%
		13,019,153

SHORT-TERM NOTES 0.1%

Federal Home Loan Bank
4.600% due 05/03/2023 (b)	1,500	1,494
4.650% due 04/12/2023 (b)	1,300	1,299
4.660% due 05/08/2023 (b)	1,500	1,493

GM Financial Consumer Automobile Receivables Trust
4.890% due 01/16/2024	2,473	2,473

		6,759

U.S. TREASURY BILLS 0.2%
4.662% due 04/20/2023 - 05/23/2023 (a)(b)	19,800	19,745

Total Short-Term Instruments (Cost $13,159,126)		13,159,135

Total Investments in Securities (Cost $15,795,371)		15,789,756

Total Investments 120.6% (Cost $15,795,371)		$15,789,756

Other Assets and Liabilities, net (20.6)%		(2,693,364)

Net Assets 100.0%		$13,096,392

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	4.880%	04/03/2023	04/04/2023		$500,000	U.S. Treasury Notes 0.875% due 09/30/2026	$(511,381)	$500,000	$500,000
	4.880	04/03/2023	04/04/2023		500,000	U.S. Treasury Bonds 4.750% due 02/15/2041	(512,593)	500,000	500,000
	4.960	03/31/2023	04/03/2023		500,000	U.S. Treasury Notes 0.875% due 09/30/2026	(509,764)	500,000	500,207
	4.960	03/31/2023	04/03/2023		500,000	U.S. Treasury Bonds 4.750% due 02/15/2041	(516,118)	500,000	500,207
BOM	4.780	03/17/2023	04/17/2023		250,000	U.S. Treasury Notes 1.250% due 11/30/2026	(257,550)	250,000	250,564
BOS	4.870	03/30/2023	04/06/2023		500,000	U.S. Treasury Notes 1.500% due 01/31/2027	(511,877)	500,000	500,271
	4.880	04/03/2023	04/04/2023		100,000	U.S. Treasury Notes 3.625% due 03/31/2030	(102,122)	100,000	100,000
	4.950	03/31/2023	04/03/2023		11,600	U.S. Treasury Bonds 3.000% due 02/15/2049	(11,983)	11,600	11,605
BPS	4.820	04/03/2023	04/04/2023		157,600	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2032	(160,812)	157,600	157,600
	4.840	04/03/2023	04/04/2023		827,000	U.S. Treasury Notes 0.750% - 1.875% due 01/31/2024 - 02/15/2032	(843,185)	827,000	827,000
	4.880	04/03/2023	04/04/2023		18,600	U.S. Treasury Notes 0.500% due 04/30/2027	(18,983)	18,600	18,600
	4.890	03/31/2023	04/03/2023		130,500	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2024	(133,178)	130,500	130,553
	4.910	03/31/2023	04/03/2023		389,800	U.S. Treasury Notes 1.875% - 4.250% due 10/15/2025 - 02/15/2032	(399,041)	389,800	389,959
	4.950	03/31/2023	04/03/2023		71,700	U.S. Treasury Notes 2.375% due 05/15/2029	(73,539)	71,700	71,730
BRC	4.890	03/31/2023	04/03/2023		500,000	U.S. Treasury Bonds 3.000% - 3.250% due 05/15/2042 - 02/15/2048	(515,860)	500,000	500,204
	4.900	03/31/2023	04/03/2023		7,400	Ginnie Mae 2.500% due 08/20/2051	(7,671)	7,400	7,403
DEU	4.840	04/03/2023	04/04/2023		17,100	U.S. Treasury Bonds 2.250% due 08/15/2049	(17,627)	17,100	17,100
	4.850	03/31/2023	04/03/2023		69,000	U.S. Treasury Bonds 3.000% due 05/15/2045	(71,143)	69,000	69,028
	4.880	04/03/2023	04/04/2023		100,000	U.S. Treasury Bonds 2.000% due 11/15/2041	(102,895)	100,000	100,000
	4.920	03/31/2023	04/03/2023		91,200	U.S. Treasury Bonds 4.500% due 08/15/2039	(94,471)	91,200	91,237
	4.960	03/31/2023	04/03/2023		98,000	U.S. Treasury Bonds 4.500% due 08/15/2039	(15,020)	98,000	98,041
						U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(27,394)
						U.S. Treasury Notes 1.375% due 11/15/2031	(58,567)
FICC	2.200	03/31/2023	04/03/2023		13,123	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(13,386)	13,123	13,125
	4.830	03/31/2023	04/03/2023		5,751,200	U.S. Treasury Bonds 3.875% - 4.500% due 05/15/2039 - 11/15/2040	(2,229,094)	5,751,200	5,753,515
						U.S. Treasury Inflation Protected Securities 0.125% - 2.125% due 01/15/2031 - 02/15/2041	(1,758,605)
						U.S. Treasury Notes 1.250% - 4.125% due 05/15/2031 - 11/15/2032	(1,878,525)
JPS	4.810	08/18/2021	TBD	(2)	165,576	U.S. Treasury Bonds 1.375% due 11/15/2040	(125,651)	165,576	170,272
	4.810	12/07/2021	TBD	(2)	266,438	U.S. Treasury Bonds 2.250% due 08/15/2046	(189,566)	266,438	273,947
	4.810	11/02/2022	TBD	(2)	186,216	U.S. Treasury Bonds 2.000% due 08/15/2051	(210,053)	186,216	189,567
	4.880	03/30/2023	04/04/2023		83,700	U.S. Treasury Notes 3.000% due 06/30/2024	(85,450)	83,700	83,745
	4.880	04/03/2023	04/04/2023		406,100	U.S. Treasury Notes 1.250% - 2.625% due 04/15/2025 - 11/30/2026	(414,782)	406,100	406,100
	4.960	03/31/2023	04/03/2023		100,000	U.S. Treasury Notes 1.250% due 11/30/2026	(102,464)	100,000	100,041
MBC	4.830	03/31/2023	04/06/2023		200,000	U.S. Treasury Bonds 2.750% due 08/15/2047	(38,907)	200,000	200,080
						U.S. Treasury Notes 3.250% due 06/30/2027	(168,500)
SAL	4.920	03/31/2023	04/03/2023		380,500	U.S. Treasury Notes 3.500% due 09/15/2025	(389,061)	380,500	380,656
	4.930	03/31/2023	04/03/2023		100,000	U.S. Treasury Notes 0.250% due 07/31/2025	(102,163)	100,000	100,041
SCX	4.960	03/31/2023	04/03/2023		26,800	U.S. Treasury Bonds 1.375% - 3.125% due 05/15/2048 - 08/15/2050	(28,012)	26,800	26,811

Total Repurchase Agreements							$(13,206,993)	$13,019,153	$13,039,209

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	155

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)	March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$2,000,414	$0	$0	$2,000,414	$(2,049,856)	$(49,442)
BOM	250,564	0	0	250,564	(256,224)	(5,660)
BOS	611,876	0	0	611,876	(625,985)	(14,109)
BPS	1,595,442	0	0	1,595,442	(1,628,738)	(33,296)
BRC	507,607	0	0	507,607	(523,531)	(15,924)
DEU	375,406	0	0	375,406	(387,117)	(11,711)
FICC	5,766,640	0	0	5,766,640	(5,879,610)	(112,970)
JPS	1,223,672	0	0	1,223,672	(1,254,137)	(30,465)
MBC	200,080	0	0	200,080	(207,407)	(7,327)
SAL	480,697	0	0	480,697	(491,224)	(10,527)
SCX	26,811	0	0	26,811	(28,012)	(1,201)

Total Borrowings and Other Financing Transactions	$13,039,209	$0	$0

(d)	Securities with an aggregate market value of $1,326 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,052,332	$0	$1,052,332
Industrials	0	420,566	0	420,566
Utilities	0	148,193	0	148,193
U.S. Government Agencies	0	879,752	0	879,752
U.S. Treasury Obligations	0	23,017	0	23,017
Asset-Backed Securities	0	68,906	0	68,906
Sovereign Issues	0	37,855	0	37,855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Certificates of Deposit	$0	$29,207	$0	$29,207
Commercial Paper	0	84,271	0	84,271
Repurchase Agreements	0	13,019,153	0	13,019,153
Short-Term Notes	0	6,759	0	6,759
U.S. Treasury Bills	0	19,745	0	19,745

Total Investments	$0	$15,789,756	$0	$15,789,756

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.0%

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
2.560% due 08/01/2036 •	$14	$14
3.395% due 12/01/2029 •	4	4
3.436% due 12/01/2029 •	1	1
3.709% due 03/01/2035 •	128	127
3.903% due 05/01/2025 •	1	1
3.905% due 01/01/2036 •	126	125
3.992% due 06/01/2043 •	238	227
3.993% due 02/01/2041 - 10/01/2044 •	884	843
4.125% due 12/01/2032 •	2	2
4.247% due 10/01/2032 •	3	3
4.514% due 11/01/2035 •	50	48
4.581% due 11/01/2035 •	59	58
4.723% due 10/01/2025 •	2	2
4.747% due 03/25/2036 •	50	50
4.848% due 08/01/2028 •	5	5
4.857% due 06/25/2033 •	74	71
4.965% due 03/25/2034 •	48	48
5.065% due 07/25/2032 •	132	130
5.071% due 12/25/2036 •	114	113
5.195% due 05/25/2042 •	88	87
5.290% due 03/25/2032 •	176	174
5.745% due 04/25/2032 •	29	29

Freddie Mac
0.000% due 07/15/2030 - 01/15/2032 (a)	14,985	11,432
3.181% due 07/01/2029 •	3	2
3.333% due 05/01/2032 •	4	4
3.488% due 06/01/2035 •	481	486
4.051% due 02/01/2035 •	137	134
4.338% due 10/25/2044 - 02/25/2045 •	954	902
4.346% due 01/01/2032 •	3	3
4.350% due 02/01/2032 •	1	0
4.500% due 06/15/2035 - 09/15/2035	418	412
4.538% due 07/25/2044 ~	431	407
4.605% due 02/01/2025 •	1	1
4.626% due 07/25/2031 ~	277	273
5.000% due 01/15/2034	1,321	1,337
5.184% due 06/15/2030 ~	11	11
5.184% due 12/15/2032 •	13	13
5.234% due 06/15/2031 •	9	9
5.384% due 02/15/2027 ~	1	1
5.500% due 11/01/2038 - 10/01/2039	43	43
6.500% due 10/25/2043	344	359

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 02/20/2024 - 08/20/2026 ~	55	55
2.625% due 03/20/2025 - 02/20/2030 •	190	184
2.750% (H15T1Y + 1.500%) due 10/20/2023 ~	1	1
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	7	7
2.875% due 04/20/2027 - 04/20/2032 •	7	7
3.000% (H15T1Y + 1.500%) due 10/20/2024 ~	2	2
3.000% due 05/20/2030 •	29	28

Israel Government AID Bond
0.000% due 11/01/2024 (b)	39,013	36,427

Resolution Funding Corp. STRIPS(b)
0.000% due 01/15/2030	18,000	13,313

Small Business Administration
5.500% (PRIME - 2.250%) due 05/25/2025 ~	18	18

U.S. Small Business Administration
4.760% due 09/01/2025	692	674
4.770% due 04/01/2024	107	105
4.930% due 01/01/2024	30	30
5.240% due 08/01/2023	17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	$896	$880
4.500% due 04/01/2028 - 11/01/2029	113	114

Total U.S. Government Agencies (Cost $69,640)		69,852

U.S. TREASURY OBLIGATIONS 120.9%

U.S. Treasury Bonds
1.375% due 11/15/2040	37,030	25,538
1.375% due 08/15/2050 (d)	185,150	111,300
1.625% due 11/15/2050	214,700	137,810
1.750% due 08/15/2041	12,400	8,988
1.875% due 02/15/2041 (d)	110,500	82,739
2.250% due 08/15/2049	50,320	37,870
2.250% due 02/15/2052	600	448
2.375% due 02/15/2042 (d)	8,200	6,598
2.750% due 11/15/2042 (d)	83,400	70,794
2.875% due 05/15/2043 (d)	140,960	121,906
2.875% due 05/15/2049	56,970	48,785
3.000% due 05/15/2042 (d)	191,000	169,762
3.000% due 11/15/2044	237,300	207,174
3.000% due 02/15/2049	38,140	33,414
3.125% due 02/15/2043	41,250	37,124
3.125% due 08/15/2044	45,000	40,185
3.250% due 05/15/2042	12,100	11,171
3.625% due 08/15/2043	53,000	51,489
3.625% due 02/15/2044	55,000	53,249
3.750% due 11/15/2043	36,220	35,806
4.000% due 11/15/2042	38,100	39,148
4.375% due 02/15/2038	78,530	86,081
4.500% due 05/15/2038	31,463	34,919

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	71,563
1.875% due 08/31/2024 (f)	8,680	8,388
2.125% due 03/31/2024 (f)	4,700	4,587
2.125% due 07/31/2024 (f)	21,600	20,973
2.125% due 09/30/2024	27,200	26,351
2.125% due 11/30/2024 (f)	4,000	3,867
2.250% due 03/31/2024	69,500	67,899
2.250% due 10/31/2024	49,610	48,092
2.250% due 11/15/2024	38,950	37,740
2.250% due 11/15/2025	47,400	45,497
2.375% due 02/29/2024 (f)	4,870	4,768
2.375% due 08/15/2024 (f)	4,300	4,187
2.500% due 01/31/2024	12,050	11,830
2.875% due 11/30/2023 (f)	5,010	4,950
2.875% due 05/15/2028	9,680	9,340

Total U.S. Treasury Obligations (Cost $2,173,932)		1,822,330

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~	4	3
4.082% due 01/25/2034 ~	91	87
4.191% due 11/25/2034 ~	237	209
4.513% due 04/25/2033 ~	14	14
4.625% due 04/25/2033 ~	10	10
4.875% due 04/25/2033 ~	1	1

Bear Stearns ALT-A Trust
3.722% due 11/25/2036 ~	5,749	3,208
3.731% due 11/25/2036 ^~	12,117	6,354
5.165% due 02/25/2034 •	682	590

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.095% due 08/25/2035 •	116	103

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •	65	60

Countrywide Alternative Loan Trust
4.138% due 02/25/2036 •	152	134
4.941% due 02/20/2047 ^•	2,533	1,897
5.165% due 02/25/2047 •	238	201
5.181% due 03/20/2046 •	1,882	1,455
5.205% due 05/25/2047 ~	1,471	1,221
5.245% due 05/25/2036 •	30	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.265% due 05/25/2035 •	$322	$282
5.405% due 12/25/2035 •	158	137
5.500% due 03/25/2036 ^	840	371

Countrywide Home Loan Mortgage Pass-Through Trust
3.297% due 04/25/2035 ~	201	157
3.512% due 09/20/2036 ^~	1,968	1,663
5.305% due 05/25/2035 •	529	426
5.425% due 04/25/2035 ~	49	43
5.505% due 02/25/2035 •	321	283
5.525% due 02/25/2035 •	178	148

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
5.281% due 08/19/2045 •	178	146

GreenPoint Mortgage Funding Trust
5.285% due 06/25/2045 •	236	215

GSR Mortgage Loan Trust
3.550% due 04/25/2036 ~	1,786	1,207

HarborView Mortgage Loan Trust
5.021% due 03/19/2037 •	687	594
5.201% due 05/19/2035 •	580	512

Impac CMB Trust
5.845% due 07/25/2033 •	7	6

IndyMac INDX Mortgage Loan Trust
5.485% due 02/25/2035 ~	805	684

JP Morgan Mortgage Trust
3.757% due 07/25/2035 ~	198	182
4.063% due 02/25/2036 ^~	333	256

MASTR Adjustable Rate Mortgages Trust
3.522% due 05/25/2034 ~	72	66

Merrill Lynch Mortgage Investors Trust
6.771% due 12/25/2032 •	23	21

Residential Accredit Loans, Inc. Trust
4.498% due 09/25/2045 •	193	166
5.145% due 08/25/2035 •	446	334

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	176	180

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	12	12

Sequoia Mortgage Trust
5.461% due 10/19/2026 ~	103	98
5.461% due 07/20/2033 ~	276	247
5.466% due 07/20/2033 •	196	170

Structured Adjustable Rate Mortgage Loan Trust
4.538% due 01/25/2035 ^•	192	157

Structured Asset Mortgage Investments Trust
5.285% due 05/25/2036 •	7,423	5,614
5.341% due 07/19/2034 •	42	37
5.461% due 03/19/2034 •	90	82

WaMu Mortgage Pass-Through Certificates Trust
3.387% due 12/25/2046 ~	532	491
3.603% due 12/25/2046 •	782	675
3.841% due 05/25/2046 •	263	212
3.868% due 01/25/2047 •	361	323
4.118% due 06/25/2046 •	1,058	962
4.138% due 02/25/2046 •	822	716
4.186% due 07/25/2046 •	2,958	2,369
4.186% due 08/25/2046 •	7,280	5,724
4.287% due 03/25/2034 ~	32	31
4.338% due 11/25/2042 •	135	121
4.638% due 09/25/2046 •	1,013	913
4.638% due 10/25/2046 ~	377	331
5.365% due 11/25/2045 •	534	475
5.385% due 12/25/2045 •	207	190

Washington Mutual Mortgage Pass-Through Certificates Trust
3.884% due 05/25/2033 ~	33	30

Total Non-Agency Mortgage-Backed Securities (Cost $60,403)		43,632

ASSET-BACKED SECURITIES 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
4.925% due 05/25/2037 •	18	12
5.204% due 06/15/2031 •	268	248

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	157

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets Mortgage Securities, Inc.
6.195% due 01/25/2032 •	$54	$55

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •	27	26

Credit-Based Asset Servicing & Securitization Trust
3.353% due 01/25/2037 ^•	867	268

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •	41	18

GSAMP Trust
4.915% due 12/25/2036 ~	405	198
5.025% due 11/25/2035 •	135	15

Home Equity Asset Trust
5.765% due 02/25/2033 •	1	1

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •	94	38

JP Morgan Mortgage Acquisition Trust
5.005% due 08/25/2036 •	26	12

Lehman ABS Mortgage Loan Trust
4.935% due 06/25/2037 •	362	254

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •	1,548	1,417

MASTR Asset-Backed Securities Trust
4.945% due 11/25/2036 •	77	25

Merrill Lynch Mortgage Investors Trust
5.085% due 02/25/2037 •	266	79

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •	147	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley IXIS Real Estate Capital Trust
4.895% due 11/25/2036 •	$31	$10

New Century Home Equity Loan Trust
5.205% due 05/25/2036 •	194	189

Renaissance Home Equity Loan Trust
5.545% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•	1,470	338
5.005% due 11/25/2036 ^•	460	133

Soundview Home Loan Trust
4.925% due 06/25/2037 •	201	136
4.965% due 11/25/2036 •	458	131

Total Asset-Backed Securities (Cost $7,152)		3,734

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		4,529

Total Short-Term Instruments (Cost $4,529)		4,529

Total Investments in Securities (Cost $2,315,656)		1,944,077

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	2,041,864	$19,851

Total Short-Term Instruments (Cost $19,848)		19,851

Total Investments in Affiliates (Cost $19,848)		19,851

Total Investments 130.3% (Cost $2,335,504)		$1,963,928

Financial Derivative Instruments (e) 0.1% (Cost or Premiums, net $12,593)		1,180

Other Assets and Liabilities, net (30.4)%		(457,779)

Net Assets 100.0%		$1,507,329

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$4,529	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(4,620)	$4,529	$4,529

Total Repurchase Agreements						$(4,620)	$4,529	$4,529

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	4.870%	03/23/2023	04/13/2023	$(104,382)	$(104,537)
STR	4.930	04/03/2023	04/04/2023	(394,909)	(394,909)
	5.010	03/31/2023	04/03/2023	(371,941)	(372,096)

Total Reverse Repurchase Agreements					$(871,542)

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Uniform Mortgage-Backed Security, TBA	4.000%	06/01/2052	$17,000	$(16,246)	$(16,268)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2052	3,000	(2,936)	(2,941)

Total Short Sales (1.3)%				$(19,182)	$(19,209)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(104,537)	$0	$(104,537)	$106,890	$2,353
FICC	4,529	0	0	4,529	(4,620)	(91)
STR	0	(767,005)	0	(767,005)	379,965	(387,040)

Total Borrowings and Other Financing Transactions	$4,529	$(871,542)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(476,633)	$0	$0	$(476,633)

Total Borrowings	$0	$(476,633)	$0	$0	$(476,633)

Payable for reverse repurchase agreements(4)					$(476,633)

(d)	Securities with an aggregate market value of $486,855 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(412,936) at a weighted average interest rate of 3.120%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(394,909) is outstanding at period end.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	14,227	$1,634,994	$44,450	$4,890	$0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	2,481	300,550	8,977	1,357	0

				$53,427	$6,247	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	159

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	1,223	$(252,492)	$1,069	$0	$(172)
U.S. Treasury 5-Year Note June Futures	06/2023	3,584	(392,476)	(2,654)	0	(812)
U.S. Treasury Long-Term Bond June Futures	06/2023	2,354	(308,742)	(11,829)	0	(2,354)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	1,735	(244,852)	(10,818)	0	(2,331)

				$(24,232)	$0	$(5,669)

Total Futures Contracts				$29,195	$6,247	$(5,669)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.530%	Annual	06/21/2024	$474,100	$1,162	$(5,453)	$(4,291)	$120	$0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.130	Annual	06/21/2025	1,159,500	1,336	(2,072)	(736)	1,409	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	53,000	10,095	2,653	12,748	0	(536)
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047	40,000	0	4,711	4,711	0	(391)

Total Swap Agreements						$12,593	$(161)	$12,432	$1,529	$(927)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6,247	$1,529	$7,776	$0	$(5,669)	$(927)	$(6,596)

(f)

Securities with an aggregate market value of $36,954 and cash of $1,754 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,247	$6,247
Swap Agreements	0	0	0	0	1,529	1,529

	$0	$0	$0	$0	$7,776	$7,776

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,669	$5,669
Swap Agreements	0	0	0	0	927	927

	$0	$0	$0	$0	$6,596	$6,596

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(153,230)	$(153,230)
Swap Agreements	0	0	0	0	5,625	5,625

	$0	$0	$0	$0	$(147,605)	$(147,605)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$80,191	$80,191
Swap Agreements	0	0	0	0	18,509	18,509

	$0	$0	$0	$0	$98,700	$98,700

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
U.S. Government Agencies	$0	$69,852	$0	$69,852
U.S. Treasury Obligations	0	1,822,330	0	1,822,330
Non-Agency Mortgage-Backed Securities	0	43,632	0	43,632
Asset-Backed Securities	0	3,734	0	3,734
Short-Term Instruments
Repurchase Agreements	0	4,529	0	4,529

	$0	$1,944,077	$0	$1,944,077

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,851	$0	$0	$19,851

Total Investments	$19,851	$1,944,077	$0	$1,963,928

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,209)	$0	$(19,209)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$7,776	$0	$7,776

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6,596)	$0	$(6,596)

Total Financial Derivative Instruments	$0	$1,180	$0	$1,180

Totals	$19,851	$1,926,048	$0	$1,945,899

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	161

Consolidated Schedule of Investments	PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.1%

CANADA 1.4%

SOVEREIGN ISSUES 1.4%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$7,104

Total Canada (Cost $6,689)			7,104

UNITED STATES 3.0%

ASSET-BACKED SECURITIES 1.0%

Amortizing Residential Collateral Trust
5.545% due 10/25/2031 •		$111	106

Argent Securities Trust
5.025% due 07/25/2036 •		1,232	332

Asset-Backed Funding Certificates Trust
5.545% due 06/25/2034 ~		260	244

Asset-Backed Securities Corp. Home Equity Loan Trust
4.925% due 05/25/2037 •		36	25

Bear Stearns Asset-Backed Securities Trust
5.505% due 10/25/2032 •		26	25

Countrywide Asset-Backed Certificates
5.585% due 05/25/2032 •		38	38

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		42	40

Credit-Based Asset Servicing & Securitization Trust
3.353% due 01/25/2037 ^•		259	80
4.965% due 11/25/2036 •		30	14

Home Equity Asset Trust
5.445% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
4.945% due 10/25/2036 •		22	9

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •		28	25

Merrill Lynch Mortgage Investors Trust
5.005% due 09/25/2037 •		23	5

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •		41	36
4.945% due 11/25/2036 •		4,487	2,209
4.945% due 11/25/2036 ~		1,303	737

SLM Student Loan Trust
6.318% due 04/25/2023 •		1,461	1,457

Soundview Home Loan Trust
4.965% due 11/25/2036 •		229	65

Structured Asset Securities Corp. Mortgage Loan Trust
6.162% due 04/25/2035 •		3	2

Washington Mutual Asset-Backed Certificates Trust
4.433% due 10/25/2036 •		23	9

			5,459

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

Bear Stearns ALT-A Trust
3.590% due 08/25/2036 ^~		20	13
4.601% due 01/25/2036 ^~		434	402

Citigroup Mortgage Loan Trust
3.906% due 08/25/2035 ~		8	8

Countrywide Alternative Loan Trust
4.941% due 02/20/2047 ^•		2,894	2,167
5.165% due 02/25/2047 •		62	52
5.181% due 03/20/2046 •		237	184
5.365% due 12/25/2035 •		24	20
5.405% due 12/25/2035 •		158	137
5.405% due 02/25/2037 •		74	60
5.445% due 08/25/2035 •		197	173
5.445% due 12/25/2035 ~		651	474
5.545% due 09/25/2035 •		647	557

Countrywide Home Loan Mortgage Pass-Through Trust
5.305% due 05/25/2035 •		83	67
5.425% due 03/25/2035 ^•		297	235
5.425% due 04/25/2035 ~		2	2
5.445% due 03/25/2035 •		29	20
5.485% due 03/25/2035 •		1,590	1,258
5.505% due 02/25/2035 •		6	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.605% due 09/25/2034 •	$4	$4

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.945% due 10/25/2036 ^•	2	1

Downey Savings & Loan Association Mortgage Loan Trust
5.181% due 03/19/2045 •	125	118
5.281% due 08/19/2045 •	81	67
5.421% due 09/19/2045 ~	995	614

GreenPoint Mortgage Funding Trust
5.305% due 06/25/2045 •	737	523

HarborView Mortgage Loan Trust
5.241% due 06/19/2035 •	119	111
5.241% due 01/19/2036 ^•	12	11
5.241% due 03/19/2036 ^•	742	644
5.261% due 01/19/2036 •	1,249	765
5.381% due 11/19/2035 •	69	52
5.421% due 09/19/2035 •	9	6
5.441% due 06/20/2035 •	35	30

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.669% due 10/25/2035 ~	12	7

Residential Accredit Loans, Inc. Trust
5.265% due 04/25/2046 ~	117	34

Sequoia Mortgage Trust
5.461% due 10/19/2026 ~	2	2
5.461% due 07/20/2033 ~	239	214
5.652% due 10/20/2034 •	120	101

Structured Asset Mortgage Investments Trust
5.341% due 07/19/2034 •	1	1

Thornburg Mortgage Securities Trust
5.385% due 03/25/2044 •	49	44

WaMu Mortgage Pass-Through Certificates Trust
3.519% due 02/27/2034 •	3	2
3.603% due 12/25/2046 •	59	51
4.338% due 11/25/2042 •	1	1
4.538% due 08/25/2042 •	4	3
4.638% due 10/25/2046 ~	18	15
4.638% due 11/25/2046 ~	220	187
5.425% due 10/25/2045 •	9	8
5.465% due 01/25/2045 •	4	4
5.485% due 01/25/2045 •	6	5
5.485% due 07/25/2045 •	5	5

		9,466

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
3.622% due 12/01/2034 •	2	2
4.395% due 11/01/2034 •	7	8
4.633% due 12/01/2030 •	1	1
4.965% due 03/25/2034 •	1	1
4.967% due 09/25/2042 ~	16	16
5.245% due 06/25/2029 •	1	1
6.000% due 07/25/2044	9	9

Freddie Mac
3.627% due 10/01/2036 •	11	11
4.338% due 10/25/2044 - 02/25/2045 •	45	43
4.538% due 07/25/2044 ~	9	8
4.995% due 09/25/2035 •	605	569
5.125% due 09/25/2031 •	9	9
6.500% due 07/15/2028	65	67

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 02/20/2025 - 09/20/2025 ~	12	12
2.750% (H15T1Y + 1.500%) due 10/20/2024 ~	4	4
2.875% (H15T1Y + 1.500%) due 06/20/2023 - 05/20/2026 ~	8	8
3.000% (H15T1Y + 1.500%) due 09/20/2024 ~	8	8
3.000% due 11/20/2024 - 06/20/2030 •	151	149
6.000% due 08/20/2034	184	190

U.S. Small Business Administration
4.625% due 02/01/2025	3	3
5.090% due 10/01/2025	2	2

		1,121

Total United States (Cost $23,063)		16,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 126.7%

REPURCHASE AGREEMENTS (c) 122.9%
		$640,987

SHORT-TERM NOTES 2.6%

Federal Home Loan Bank
4.850% due 05/09/2023 - 05/18/2023 •	$3,300	3,300
4.860% due 05/04/2023 •(e)	10,200	10,200

		13,500

U.S. TREASURY BILLS 1.2%
4.423% due 04/06/2023 - 05/09/2023 (a)(b)(g)	6,281	6,267

Total Short-Term Instruments (Cost $660,755)		660,754

Total Investments in Securities (Cost $690,507)		683,904

	SHARES
INVESTMENTS IN AFFILIATES 19.0%

SHORT-TERM INSTRUMENTS 19.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.0%

PIMCO Short-Term Floating NAV Portfolio III	10,206,802	99,231

Total Short-Term Instruments (Cost $100,434)		99,231

Total Investments in Affiliates (Cost $100,434)		99,231

Total Investments 150.1% (Cost $790,941)		$783,135

Financial Derivative Instruments (d)(f) (0.3)% (Cost or Premiums, net $2,979)		(1,613)

Other Assets and Liabilities, net (49.8)%		(259,901)

Net Assets 100.0%		$521,621

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$92,600	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2025	$(94,297)	$92,600	$92,600
	4.840	04/03/2023	04/04/2023	197,400	U.S. Treasury Note/Bond 1.750% due 01/31/2029	(45,291)	197,400	197,400
					U.S. Treasury Notes 1.750% due 01/31/2029	(156,182)
	4.860	03/31/2023	04/03/2023	15,800	U.S. Treasury Notes 0.500% due 08/31/2027	(16,192)	15,800	15,807
	4.910	03/31/2023	04/03/2023	197,800	U.S. Treasury Notes 1.500% due 02/15/2025	(201,987)	197,800	197,881
	4.950	03/31/2023	04/03/2023	92,600	U.S. Treasury Notes 2.375% due 05/15/2029	(94,974)	92,600	92,638
FICC	2.200	03/31/2023	04/03/2023	10,812	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(11,028)	10,812	10,813
	4.830	03/31/2023	04/03/2023	33,400	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(34,068)	33,400	33,413
SSB	2.200	03/31/2023	04/03/2023	575	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(587)	575	575

Total Repurchase Agreements						$(654,606)	$640,987	$641,127

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$596,325	$0	$0	$596,325	$(608,923)	$(12,598)
FICC	44,227	0	0	44,227	(45,096)	(869)
SSB	575	0	0	575	(587)	(12)

Total Borrowings and Other Financing Transactions	$641,127	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP June Futures	06/2023	111	$(13,886)	$(493)	$76	$(95)
Euro-Bund June Futures	06/2023	1,525	(224,661)	(7,959)	1,075	(1,025)
Euro-Buxl 30-Year Bond June Futures	06/2023	85	(12,985)	(823)	62	(102)
Euro-Oat June Futures	06/2023	305	(43,076)	(1,275)	202	(218)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	163

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2023	99	$(110,442)	$(2,290)	$373	$0
United Kingdom Long Gilt June Futures	06/2023	52	(6,630)	(178)	39	0

Total Futures Contracts				$(13,018)	$1,827	$(1,440)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	21,900	$182	$(389)	$(207)	$92	$0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.250	Annual	09/20/2053		8,400	253	(333)	(80)	74	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	25,690,000	1,664	(2)	1,662	11	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		15,420,000	5,125	(201)	4,924	0	(179)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		1,000,000	72	60	132	0	(9)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		13,613,900	4,250	4,203	8,453	238	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		6,450,000	313	2,539	2,852	278	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/15/2032	CAD	16,700	(1,534)	648	(886)	26	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027	NZD	132,500	(999)	(658)	(1,657)	0	(308)
Pay(1)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	535,500	(4,326)	(6,879)	(11,205)	0	(523)
Pay(1)	6-Month EUR-EURIBOR	3.500	Annual	09/20/2025		33,800	(245)	352	107	0	(85)
Pay(1)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2028		96,000	(1,208)	1,209	1	0	(194)
Pay(1)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		129,000	(568)	1,152	584	93	0

Total Swap Agreements							$2,979	$1,701	$4,680	$812	$(1,298)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,402	$938	$3,340	$0	$(1,640)	$(1,312)	$(2,952)

(e)	Securities with an aggregate market value of $3,815 and cash of $25,521 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

Unsettled variation margin asset of $575 and liability of $(200) for closed futures and unsettled variation margin asset of $126 and liability of $(14) for closed swap agreements is outstanding at period end.

(f)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	36,092		$24,006	$0	$(120)
	04/2023	NZD	175		109	0	0
	04/2023		$4,027	AUD	5,993	0	(21)
	05/2023		24,031		36,092	119	0
	05/2023		109	NZD	175	0	0
BOA	04/2023	AUD	9,892		$6,632	20	0
	04/2023	DKK	1,931		275	0	(6)
	04/2023	NZD	3,672		2,281	0	(15)
	04/2023		$912	EUR	857	17	0
	04/2023		4,796	JPY	628,800	0	(60)
	04/2023		1,364	NZD	2,196	9	0
	05/2023	NZD	1,218		$758	0	(4)
	05/2023		$6,639	AUD	9,892	0	(20)

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2023	EUR	3,671		$3,904	$0	$(77)
	04/2023	JPY	1,091,700		8,231	8	0
	04/2023		$263	DKK	1,807	1	0
	05/2023	DKK	1,803		$262	0	(1)
	06/2023		$1	MXN	27	0	0
BRC	04/2023		683	NZD	1,097	3	0
	05/2023	DKK	975		$143	0	0
CBK	04/2023	CAD	201		147	0	(2)
	04/2023	DKK	2,108		300	0	(7)
	04/2023	GBP	1,907		2,321	0	(31)
	04/2023	JPY	9,765		72	0	(2)
	04/2023		$577	CAD	792	9	0
	04/2023		183	DKK	1,255	0	0
	04/2023		2,902	EUR	2,726	55	0
	05/2023	DKK	1,252		$183	0	0
CLY	04/2023	NZD	833		513	0	(8)
DUB	04/2023	AUD	16,275		10,823	0	(56)
	04/2023		$26,824	AUD	39,808	0	(214)
	04/2023		5,712	EUR	5,278	12	0
	04/2023		603	JPY	79,048	0	(8)
	05/2023	EUR	5,278		$5,721	0	(12)
	05/2023	JPY	78,730		603	8	0
	05/2023		$10,834	AUD	16,275	56	0
GLM	04/2023	NZD	861		$532	0	(6)
JPM	04/2023		$661	NZD	1,061	3	0
MBC	04/2023	EUR	9,459		$10,102	0	(156)
	04/2023	JPY	1,449,900		10,820	0	(100)
	04/2023		$5,891	EUR	5,469	42	(1)
	04/2023		949	GBP	786	20	0
NGF	04/2023	JPY	69,192		$514	0	(7)
	04/2023		$46,858	JPY	6,303,506	617	0
RBC	04/2023		69,014	GBP	56,004	73	0
	04/2023		6,537	JPY	886,262	138	0
	05/2023	GBP	56,004		$69,053	0	(74)
	05/2023	MXN	4,727		250	0	(10)
	05/2023		$39,682	JPY	5,260,044	94	0
RYL	05/2023	NZD	773		$484	1	0
SCX	04/2023		472		294	0	(1)
	04/2023		$669	GBP	542	0	0
	05/2023		1,306	EUR	1,200	0	(2)
	05/2023		294	NZD	472	1	0
TOR	04/2023	AUD	23,262		$15,462	0	(88)
	04/2023	CAD	12,830		9,458	0	(36)
	04/2023	GBP	54,883		66,012	0	(1,692)
	04/2023		$7,840	AUD	11,652	0	(51)
	04/2023		3,097	CAD	4,196	8	0
	04/2023		1,080	NZD	1,745	11	0
	05/2023	CAD	4,195		$3,097	0	(8)
	05/2023	NZD	1,745		1,080	0	(11)
	05/2023		$15,478	AUD	23,262	88	0
UAG	04/2023	AUD	23,279		$15,520	0	(41)
	04/2023		$34,829	AUD	51,348	0	(506)
	04/2023		5,920	CAD	8,049	36	0
	05/2023	CAD	8,046		$5,920	0	(36)
	05/2023		$15,536	AUD	23,279	40	0

Total Forward Foreign Currency Contracts						$1,489	$(3,490)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$119	$0	$0	$119	$(141)	$0	$0	$(141)	$(22)	$0	$(22)
BOA	46	0	0	46	(105)	0	0	(105)	(59)	0	(59)
BPS	9	0	0	9	(78)	0	0	(78)	(69)	2	(67)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	165

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BRC	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
CBK	64	0	0	64	(42)	0	0	(42)	22	0	22
CLY	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
DUB	76	0	0	76	(290)	0	0	(290)	(214)	209	(5)
GLM	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
JPM	3	0	0	3	0	0	0	0	3	0	3
MBC	62	0	0	62	(257)	0	0	(257)	(195)	350	155
NGF	617	0	0	617	(7)	0	0	(7)	610	(752)	(142)
RBC	305	0	0	305	(84)	0	0	(84)	221	(260)	(39)
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
TOR	107	0	0	107	(1,886)	0	0	(1,886)	(1,779)	1,995	216
UAG	76	0	0	76	(583)	0	0	(583)	(507)	388	(119)

Total Over the Counter	$1,489	$0	$0	$1,489	$(3,490)	$0	$0	$(3,490)

(g)

Securities with an aggregate market value of $2,944 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,402	$2,402
Swap Agreements	0	0	0	0	938	938

	$0	$0	$0	$0	$3,340	$3,340

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,489	$0	$1,489

	$0	$0	$0	$1,489	$3,340	$4,829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,640	$1,640
Swap Agreements	0	0	0	0	1,312	1,312

	$0	$0	$0	$0	$2,952	$2,952

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,490	$0	$3,490

	$0	$0	$0	$3,490	$2,952	$6,442

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	118,396	118,396
Swap Agreements	0	0	0	0	(75,544)	(75,544)

	$0	$0	$0	$0	$42,851	$42,851

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,076)	$0	$(22,076)
Purchased Options	0	0	0	(50)	0	(50)
Written Options	0	0	0	836	0	836

	$0	$0	$0	$(21,290)	$0	$(21,290)

	$0	$0	$0	$(21,290)	$42,851	$21,561

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17,876)	$(17,876)
Swap Agreements	0	0	0	0	7,606	7,606

	$0	$0	$0	$0	$(10,270)	$(10,270)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$673	$0	$673

	$0	$0	$0	$673	$(10,270)	$(9,597)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$7,104	$0	$7,104
United States
Asset-Backed Securities	0	5,459	0	5,459
Non-Agency Mortgage-Backed Securities	0	9,466	0	9,466
U.S. Government Agencies	0	1,121	0	1,121
Short-Term Instruments
Repurchase Agreements	0	640,987	0	640,987
Short-Term Notes	0	13,500	0	13,500
U.S. Treasury Bills	0	6,267	0	6,267

	$0	$683,904	$0	$683,904

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,231	$0	$0	$99,231

Total Investments	$99,231	$683,904	$0	$783,135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,827	$812	$0	$2,639
Over the counter	0	1,489	0	1,489

	$1,827	$2,301	$0	$4,128

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,440)	(1,298)	0	(2,738)
Over the counter	0	(3,490)	0	(3,490)

	$(1,440)	$(4,788)	$0	$(6,228)

Total Financial Derivative Instruments	$387	$(2,487)	$0	$(2,100)

Totals	$99,618	$681,417	$0	$781,035

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	167

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 112.6%

CORPORATE BONDS & NOTES 32.0%

BANKING & FINANCE 19.2%

American Express Co.
5.412% (SOFRINDX + 0.720%) due 05/03/2024 ~		$930	$925

American Tower Corp.
5.000% due 02/15/2024		12,000	11,948

Banco Santander SA
3.892% due 05/24/2024		6,600	6,457
5.926% (US0003M + 1.120%) due 04/12/2023 ~		6,700	6,700

Bank of America Corp.
1.486% due 05/19/2024 •		3,000	2,984
3.301% due 04/24/2024 •(e)	CAD	15,700	11,606
4.100% due 07/24/2023		$3,100	3,087
5.272% (BSBY3M + 0.430%) due 05/28/2024 ~		3,069	3,056

Bank of Nova Scotia
5.026% (SOFRINDX + 0.445%) due 04/15/2024 ~		5,000	4,975
5.043% (SOFRRATE + 0.380%) due 07/31/2024 ~		1,540	1,528

Barclays PLC
5.458% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	11,500	7,692
6.252% (US0003M + 1.380%) due 05/16/2024 ~		$695	693

BGC Partners, Inc.
5.375% due 07/24/2023		2,550	2,543

BNP Paribas SA
3.375% due 01/09/2025		3,195	3,067
3.800% due 01/10/2024		10,950	10,760
4.705% due 01/10/2025 •		30,224	29,890

BPCE SA
1.652% due 10/06/2026 •		1,300	1,169

Brighthouse Financial Global Funding
1.200% due 12/15/2023		430	416

Brookfield Finance, Inc.
4.000% due 04/01/2024		11,430	11,204

Canadian Imperial Bank of Commerce
1.600% due 06/09/2023	AUD	4,300	2,860

Cantor Fitzgerald LP
4.875% due 05/01/2024		$19,034	18,805

Charles Schwab Corp.
5.834% (SOFRINDX + 1.050%) due 03/03/2027 ~		500	477

Citigroup, Inc.
5.985% (US0003M + 1.023%) due 06/01/2024 ~		46,113	46,100

Cooperatieve Rabobank UA
1.980% due 12/15/2027 •		4,100	3,642

Credit Suisse Group AG
4.207% due 06/12/2024 •		1,650	1,603
6.394% (US0003M + 1.240%) due 06/12/2024 ~		19,000	18,529

Danske Bank AS
1.621% due 09/11/2026 •		7,500	6,708
3.875% due 09/12/2023		8,715	8,642
5.375% due 01/12/2024		14,669	14,537
6.214% (US0003M + 1.060%) due 09/12/2023 ~		11,135	11,133

Deutsche Bank AG
0.962% due 11/08/2023		4,000	3,820

Equitable Financial Life Global Funding
4.928% (SOFRRATE + 0.390%) due 04/06/2023 ~		10,000	10,000

GA Global Funding Trust
1.250% due 12/08/2023		12,230	11,863

General Motors Financial Co., Inc.
1.700% due 08/18/2023		8,088	7,965
3.700% due 05/09/2023		1,085	1,083

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Goldman Sachs Group, Inc.
3.625% due 02/20/2024		$5,000	$4,927
4.674% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	3,300	2,206
6.553% (US0003M + 1.600%) due 11/29/2023 ~		$8,500	8,531

Hana Bank
5.602% (US0003M + 0.800%) due 07/26/2023 ~		5,000	5,005

HSBC Holdings PLC
5.915% (US0003M + 1.000%) due 05/18/2024 ~		17,225	17,097
6.384% (US0003M + 1.230%) due 03/11/2025 ~		16,700	16,708
6.534% (US0003M + 1.380%) due 09/12/2026 ~		5,000	4,960

ING Groep NV
4.100% due 10/02/2023		20,000	19,816
6.177% (US0003M + 1.000%) due 10/02/2023 ~		9,975	9,970
6.489% (SOFRINDX + 1.640%) due 03/28/2026 ~		10,000	10,047

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		10,000	9,931

JPMorgan Chase & Co.
3.559% due 04/23/2024 •		20,051	20,028

Kookmin Bank
5.534% (US0003M + 0.780%) due 04/03/2023 ~		3,000	3,000

Lloyds Banking Group PLC
3.900% due 11/23/2023	AUD	500	332
3.900% due 03/12/2024		$3,300	3,236

LSEGA Financing PLC
0.650% due 04/06/2024		1,800	1,714

Metropolitan Life Global Funding
0.400% due 01/07/2024		2,700	2,602
0.900% due 06/08/2023		5,000	4,956

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •		11,000	10,753
0.953% due 07/19/2025 •		14,300	13,472
6.190% (SOFRRATE + 1.385%) due 09/12/2025 ~		7,500	7,500
6.238% (SOFRRATE + 1.650%) due 07/18/2025 ~		12,600	12,606

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		4,932	4,871
3.922% due 09/11/2024 •		1,000	992
5.588% (US0003M + 0.630%) due 05/25/2024 ~		4,849	4,827
5.618% (US0003M + 0.610%) due 09/08/2024 ~		11,800	11,717
5.800% (US0003M + 0.990%) due 07/10/2024 ~		23,800	23,759

Morgan Stanley
5.108% (SOFRRATE + 0.455%) due 01/25/2024 ~		45,000	44,874
5.188% (SOFRRATE + 0.466%) due 11/10/2023 ~		750	748

MUFG Bank Ltd.
4.175% (BBSW3M + 0.480%) due 09/26/2024 ~	AUD	3,600	2,398
4.273% due 12/21/2023 •(e)		15,100	10,089

National Australia Bank Ltd.
4.625% (BBSW3M + 0.930%) due 09/26/2023 ~		15,000	10,052

NatWest Group PLC
6.684% (US0003M + 1.550%) due 06/25/2024 ~		$180	180

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023		4,000	3,956

Nomura Holdings, Inc.
1.851% due 07/16/2025		22,700	20,790
2.648% due 01/16/2025		26,694	25,306

ORIX Corp.
3.250% due 12/04/2024		800	774

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Oversea-Chinese Banking Corp. Ltd.
4.039% (BBSW3M + 0.350%) due 03/18/2024 ~(e)	AUD	2,500	$1,669

Protective Life Global Funding
0.781% due 07/05/2024		$8,000	7,583
1.082% due 06/09/2023		14,700	14,546

QNB Finance Ltd.
1.375% due 01/26/2026		8,500	7,705

Royal Bank of Canada
5.098% (SOFRRATE + 0.450%) due 10/26/2023 ~		3,696	3,690

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		7,000	6,618
4.796% due 11/15/2024 •		5,000	4,932

Societe Generale SA
2.226% due 01/21/2026 •		3,000	2,768
4.250% due 09/14/2023		11,975	11,818
4.276% due 07/15/2023 •	AUD	19,710	13,172
4.351% due 06/13/2025		$1,100	1,070

Sumitomo Mitsui Financial Group, Inc.
4.596% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	16,800	11,210
5.434% (SOFRRATE + 0.880%) due 01/14/2027 ~		$20,400	19,912
5.974% (SOFRRATE + 1.430%) due 01/13/2026 ~		6,000	6,033

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		700	659
0.850% due 03/25/2024		36,100	34,564
5.260% (SOFRRATE + 0.440%) due 09/16/2024 ~		8,160	8,101

Toronto-Dominion Bank
3.226% due 07/24/2024	CAD	200	145

UBS AG
4.050% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	2,000	1,314
4.251% (BBSW3M + 0.870%) due 07/30/2025 ~		15,200	10,112

UBS Group AG
5.711% due 01/12/2027 •		$1,500	1,488
6.301% (SOFRRATE + 1.580%) due 05/12/2026 ~		25,000	24,939

Volkswagen Financial Services Australia Pty. Ltd.
3.100% due 04/17/2023	AUD	12,390	8,279

Wells Fargo & Co.
2.164% due 02/11/2026 •		$12,800	12,049
2.509% due 10/27/2023 (e)	CAD	29,400	21,410

Westpac Banking Corp.
4.424% (BBSW3M + 0.950%) due 11/16/2023 ~	AUD	10,000	6,705

			885,688

INDUSTRIALS 9.3%

Aker BP ASA
2.000% due 07/15/2026		$5,000	4,501

BAT Capital Corp.
3.222% due 08/15/2024		3,003	2,914

Baxter International, Inc.
0.868% due 12/01/2023		3,335	3,246

Bayer U.S. Finance LLC
3.875% due 12/15/2023		700	692
5.876% (US0003M + 1.010%) due 12/15/2023 ~		40,400	40,358

BMW U.S. Capital LLC
2.250% due 09/15/2023		14,500	14,304

Boeing Co.
1.875% due 06/15/2023		7,756	7,704
4.508% due 05/01/2023		39,962	39,949

Charter Communications Operating LLC
4.908% due 07/23/2025		1,400	1,387
6.464% (US0003M + 1.650%) due 02/01/2024 ~		50,734	50,936

CNH Industrial NV
4.500% due 08/15/2023		3,475	3,458

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Daimler Trucks Finance North America LLC
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~		$1,270	$1,253

Delta Air Lines, Inc.
7.375% due 01/15/2026		16,600	17,290

DR Horton, Inc.
1.300% due 10/15/2026		6,000	5,299

GATX Corp.
4.350% due 02/15/2024		3,911	3,864

Gilead Sciences, Inc.
1.200% due 10/01/2027		2,000	1,748

Haleon U.S. Capital LLC
3.024% due 03/24/2024		5,000	4,862

HCA, Inc.
5.000% due 03/15/2024		1,000	994

Humana, Inc.
1.350% due 02/03/2027		4,000	3,515

Hyundai Capital America
0.800% due 04/03/2023		45,000	45,000
5.750% due 04/06/2023		390	390

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,300	5,136
3.500% due 07/26/2026		9,100	8,536
4.250% due 07/21/2025		5,500	5,329

Kia Corp.
3.000% due 04/25/2023		1,050	1,049

Mercedes-Benz Finance North America LLC
0.750% due 03/01/2024		7,300	7,010
5.646% (US0003M + 0.840%) due 05/04/2023 ~		23,800	23,782

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		8,000	7,882

NXP BV
4.875% due 03/01/2024		16,586	16,467

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		16,700	16,264

QatarEnergy Trading LLC
1.375% due 09/12/2026		3,900	3,526

SABIC Capital BV
4.000% due 10/10/2023		8,191	8,131

Siemens Financieringsmaatschappij NV
0.650% due 03/11/2024		9,700	9,317

SK Broadband Co. Ltd.
3.875% due 08/13/2023		3,500	3,485

SK Telecom Co. Ltd.
3.750% due 04/16/2023		425	425

Thermo Fisher Scientific, Inc.
4.937% (SOFRINDX + 0.350%) due 04/18/2023 ~		44,500	44,497
5.117% (SOFRINDX + 0.530%) due 10/18/2024 ~		1,000	994

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (e)	CAD	6,500	4,661

VMware, Inc.
0.600% due 08/15/2023		$3,500	3,434

Woodside Finance Ltd.
3.700% due 09/15/2026		5,000	4,801

			428,390

UTILITIES 3.5%

AT&T, Inc.
3.450% due 09/19/2023	AUD	4,200	2,797
4.000% due 11/25/2025 (e)	CAD	10,000	7,280
6.334% (US0003M + 1.180%) due 06/12/2024 ~		$10,500	10,545

CenterPoint Energy, Inc.
5.373% (SOFRINDX + 0.650%) due 05/13/2024 ~		876	868

Chugoku Electric Power Co., Inc.
3.488% due 02/28/2024		1,900	1,866

Enel Finance International NV
2.650% due 09/10/2024		14,186	13,700
4.250% due 06/15/2025		7,990	7,830

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Eversource Energy
4.978% (SOFRINDX + 0.250%) due 08/15/2023 ~		$785	$781

Mississippi Power Co.
5.149% (SOFRRATE + 0.300%) due 06/28/2024 ~		14,400	14,257

NextEra Energy Capital Holdings, Inc.
5.850% (SOFRINDX + 1.020%) due 03/21/2024 ~		33,500	33,385

Pacific Gas & Electric Co.
3.400% due 08/15/2024		1,200	1,167
3.750% due 02/15/2024		5,300	5,204
3.850% due 11/15/2023		5,300	5,224
4.250% due 08/01/2023		5,300	5,270

Southern California Edison Co.
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~		45,200	45,200

United Energy Distribution Pty. Ltd.
3.500% due 09/12/2023	AUD	11,000	7,334

			162,708

Total Corporate Bonds & Notes (Cost $1,509,245)			1,476,786

MUNICIPAL BONDS & NOTES 0.0%

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
4.948% (US0003M + 0.130%) due 10/25/2036 ~		$658	650

Total Municipal Bonds & Notes (Cost $649)			650

U.S. GOVERNMENT AGENCIES 15.8%

Fannie Mae
1.250% due 05/25/2043		5,990	5,291
3.561% due 03/25/2048 •		1,520	1,468
3.718% due 11/25/2044 •		3,427	3,352
3.769% due 09/25/2049 •		1,258	1,221
3.807% due 05/25/2049 •		13,877	13,561
3.823% due 01/25/2045 - 05/25/2058 •		7,092	6,819
3.834% due 11/25/2047 •		6,762	6,566
3.845% due 06/25/2048 •		7,727	7,601
3.887% due 07/25/2044 •		1,704	1,661
3.900% due 09/25/2055 •		4,037	3,933
3.901% due 10/25/2044 •		25,989	25,329
3.936% due 12/25/2046 ~		1,620	1,590
4.041% due 11/25/2046 •		1,986	1,943
4.042% due 09/25/2045 •		3,953	3,879
4.392% due 07/25/2046 •		18,268	18,073
4.967% due 12/25/2048 ~		10,688	10,421
5.145% due 01/25/2048 •		1,702	1,656
5.245% due 09/25/2043 - 07/25/2050 •		10,787	10,411
5.245% due 08/25/2049 ~		3,539	3,472
5.295% due 07/25/2049 - 08/25/2049 •		23,845	23,184
5.345% due 12/25/2049 •		8,770	8,555
5.345% due 01/25/2050 ~		352	343

Federal Home Loan Bank
1.110% due 07/27/2026		5,000	4,526
5.300% due 12/06/2024		26,600	26,581

Freddie Mac
1.000% due 02/25/2042 - 09/15/2044		52,786	45,448
1.500% due 12/15/2042		3,754	3,247
2.500% due 10/25/2048		2,239	2,032
2.745% due 01/25/2026		5,200	4,980
3.208% due 02/25/2026		5,200	5,042
3.655% due 01/15/2040 •		176	172
3.676% due 08/15/2038 •		4,993	4,864
3.687% due 05/15/2038 •		2,037	1,986
3.727% due 12/15/2036 •		2,182	2,108
3.750% due 09/15/2038 •		2,299	2,251
3.762% due 02/15/2038 •		39,269	38,264
3.770% due 06/15/2040 •		2,408	2,348

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.806% due 07/15/2044 •		$2,625	$2,568
3.865% due 11/15/2042 •		1,269	1,244
3.873% due 05/15/2038 •		2,851	2,788
3.886% due 10/15/2037 ~		32,206	31,521
3.921% due 09/15/2044 •		9,888	9,692
3.923% due 03/15/2037 •		22,782	22,113
3.945% due 06/15/2038 •		12,249	12,009
3.952% due 05/15/2041 •		2,786	2,719
3.970% due 01/15/2037 •		238	233
4.038% due 12/15/2037 •		1,014	989
4.107% due 10/15/2037 •		8,282	8,126
5.084% due 06/15/2035 - 12/15/2046 •		11,201	10,927
5.114% due 06/15/2036 •		834	823
5.134% due 09/15/2048 •		3,587	3,482
5.134% due 08/15/2049 ~		912	885
5.310% due 11/15/2024		2,600	2,598
5.360% due 11/22/2024		700	700
5.680% due 04/03/2025 (a)		46,000	45,979
5.730% due 04/03/2025 (a)		46,000	45,990
5.820% due 03/20/2025		46,000	46,018

Ginnie Mae
1.968% due 04/20/2067 •		3,044	3,040
2.500% due 01/20/2049 - 10/20/2049		3,793	3,409
2.729% due 02/20/2043 •		20,213	19,613
3.000% due 06/20/2051 - 07/20/2051 •		127,119	110,796
3.379% due 06/20/2067 •		3,217	3,214
3.575% due 07/20/2067 •		5,051	5,047
4.000% due 07/20/2049 •		1,317	1,241
4.508% due 09/20/2067 •		5,007	4,997
4.646% due 11/20/2067 •		905	904
4.766% due 06/20/2066 •		16	16
5.000% due 04/20/2037 •		915	897
5.036% due 06/20/2067 •		280	277
5.061% due 03/20/2037 ~		1,063	1,049
5.066% due 04/20/2061 •		613	610
5.176% due 08/20/2062 ~		2,158	2,141
5.211% due 04/20/2049 ~		5,602	5,474
5.266% due 04/20/2070 •		12,659	12,347
5.316% due 08/20/2067 •		1,508	1,499

Total U.S. Government Agencies (Cost $767,189)			732,153

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •		15,000	14,573

Ashford Hospitality Trust
5.584% due 04/15/2035 •		6,063	5,899

Atrium Hotel Portfolio Trust
5.634% due 06/15/2035 •		5,000	4,819

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033		2,000	1,857

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~		5,000	4,617

Brass PLC
5.572% due 11/16/2066 •		1,190	1,190

Bruegel DAC
3.454% due 05/22/2031 •	EUR	10,157	10,487

BSREP Commercial Mortgage Trust
5.635% due 08/15/2038 •		$4,400	4,073

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •		13,485	12,981

BX Trust
5.583% due 10/15/2036 •		37,600	36,138

Canada Square Funding PLC
5.364% due 12/17/2056 •	GBP	22,671	27,922

Classic RMBS Trust
1.433% due 11/15/2051	CAD	4,745	3,367

Commercial Mortgage Trust
3.373% due 10/10/2048		$972	948

Credit Suisse Commercial Mortgage Trust
5.651% due 06/15/2034 •		12,746	12,057

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		1,617	1,579

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	169

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

DBCG Mortgage Trust
5.385% due 06/15/2034 •		$9,000	$8,870

DROP Mortgage Trust
5.830% due 10/15/2043 •		34,200	31,624

Eurosail PLC
3.108% due 03/13/2045 •	EUR	565	609

Extended Stay America Trust
5.765% due 07/15/2038 ~		$56,131	54,491

Fannie Mae
3.500% due 06/25/2048		5,283	5,056

Finsbury Square Green PLC
4.810% due 12/16/2067 •	GBP	5,609	6,809

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032		$1,748	1,697

JP Morgan Chase Commercial Mortgage Securities Trust
5.444% due 06/15/2038 ~		9,000	8,727
5.484% due 04/15/2038 •		8,126	7,892

Lehman XS Trust
5.385% due 12/25/2035 •		374	321

MFA Trust
1.131% due 07/25/2060 ~		21,991	19,348
1.381% due 04/25/2065 ~		6,534	5,926

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		3,030	2,868

RESIMAC Bastille Trust
5.323% due 02/03/2053 •		19,817	19,608

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		1,155	1,087

Stratton Mortgage Funding PLC
4.793% due 07/20/2060 •	GBP	6,730	8,283

Taurus UK DAC
4.931% due 05/17/2031 •		15,784	18,956

Towd Point Mortgage Funding
4.993% due 05/20/2045 •		17,011	20,880

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		$45,043	39,670
2.710% due 01/25/2060 ~		14,295	13,352
2.900% due 10/25/2059 ~		5,617	5,257
4.208% due 02/25/2057 ~		742	739

UWM Mortgage Trust
5.000% due 12/25/2051 •		11,859	10,879

VASA Trust
5.584% due 07/15/2039 •		14,500	13,493

Verus Securitization Trust
1.262% due 10/25/2063 ~		309	280

Wells Fargo Commercial Mortgage Trust
5.906% due 12/13/2031 •		5,000	4,956

Wells Fargo-RBS Commercial Mortgage Trust
5.269% due 08/15/2047 •		3,241	3,233

Total Non-Agency Mortgage-Backed Securities (Cost $494,248)			457,418

ASSET-BACKED SECURITIES 18.0%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		30,300	29,800

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •		162	162
5.809% due 11/10/2030 •		9,948	9,840

Apidos CLO
5.722% due 07/17/2030 •		15,000	14,823

Ares CLO Ltd.
5.842% due 01/15/2032 •		2,300	2,266

Ares European CLO DAC
2.948% due 10/15/2030 •	EUR	21,190	22,500
3.068% due 10/15/2031 •		16,300	17,268

Benefit Street Partners CLO Ltd.
5.822% due 01/17/2032 •		$4,950	4,876

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		10,000	9,820

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	1,368	$1,460
3.702% due 10/03/2029 •		55	60

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		33,400	35,194

BMW Canada Auto Trust
0.502% due 07/20/2024	CAD	6,149	4,504

BXMT Ltd.
6.073% due 11/15/2037 •		$25,000	24,371

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	23,867	25,284
3.068% due 10/15/2031 •		25,800	27,376

Carlyle Euro CLO DAC
3.284% due 08/15/2030 ~		485	515
3.544% due 08/15/2032 •		5,500	5,788

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •		23,300	24,641

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$10,000	9,846

Carrington Mortgage Loan Trust
5.928% due 10/20/2029 •		11,281	11,212

Commonbond Student Loan Trust
2.550% due 05/25/2041		222	207

Dell Equipment Finance Trust
0.530% due 12/22/2026		3,800	3,686

Discover Card Execution Note Trust
5.030% due 10/15/2027		15,000	15,207

Dryden Euro CLO DAC
2.948% due 04/15/2033 •	EUR	20,300	21,408
3.514% due 05/15/2034 •		17,300	18,340

Dryden Senior Loan Fund
5.772% due 04/15/2028 •		$8,080	8,004
5.812% due 04/15/2029 •		1,447	1,438

ECMC Group Student Loan Trust
5.595% due 02/27/2068 •		12,833	12,461

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		1,421	1,416
5.760% due 10/22/2029		6,000	6,045

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	2,946	2,168

Ford Credit Auto Owner Trust
5.322% due 03/15/2026 •		$12,900	12,916

Gallatin CLO Ltd.
5.169% due 07/15/2031 •		18,980	18,606
5.865% due 01/21/2028 •		5,428	5,415

GMF Floorplan Owner Revolving Trust
0.680% due 08/15/2025		3,100	3,047
0.690% due 10/15/2025		3,000	2,923

Golden Credit Card Trust
4.310% due 09/15/2027		22,000	21,784

GoldenTree Loan Management EUR CLO DAC
3.242% due 01/20/2032 •	EUR	4,700	4,945

GPMT Ltd.
6.102% due 12/15/2036 •		$3,200	3,110

Harvest CLO DAC
1.040% due 07/15/2031	EUR	250	249
3.048% due 07/15/2031 •		17,050	17,986
3.333% due 11/18/2029 •		533	576

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •		$3,461	3,364

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		26,100	24,452

Hyundai Auto Receivables Trust
5.338% due 11/17/2025 •		1,200	1,201

Jubilee CLO DAC
2.888% due 04/15/2030 •	EUR	9,900	10,465
2.898% due 04/15/2030 ~		15,300	16,212
2.938% due 04/15/2031 •		7,400	7,758
3.757% due 12/15/2029 •		3,838	4,089

LCCM Trust
5.884% due 12/13/2038 •		$14,400	13,956

LCM LP
5.848% due 10/20/2027 •		1,468	1,467

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

LCM Ltd.
5.888% due 04/20/2031 •		$10,850	$10,633

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		1,400	1,383

Madison Park Funding Ltd.
5.645% due 04/22/2027 •		5,716	5,689

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	3,045	3,241

Master Credit Card Trust
4.700% due 06/21/2027		$6,400	6,389

MBarc Credit Canada, Inc.
0.630% due 05/15/2024	CAD	8,866	6,521

MF1 Ltd.
6.474% due 11/15/2035 •		$17,299	17,191

MidOcean Credit CLO
5.832% due 01/29/2030 •		10,461	10,381

MMAF Equipment Finance LLC
4.924% due 12/01/2023		6,288	6,284

Mountain View CLO Ltd.
5.635% due 10/13/2027 •		739	740

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069		11,609	10,659
1.580% due 04/15/2070		9,833	8,601
1.690% due 05/15/2069		5,608	5,052
5.684% due 04/15/2069 •		4,505	4,411

Nelnet Student Loan Trust
5.545% due 09/27/2038 •		11,320	11,170
5.695% due 02/25/2066 •		7,433	7,300

OAK Hill European Credit Partners DAC
3.072% due 01/20/2032 •	EUR	3,441	3,659

Oak Hill European Credit Partners DAC
3.082% due 10/20/2031 •		18,400	19,510

Palmer Square European Loan Funding DAC
3.018% due 07/15/2031 •		7,309	7,710
3.068% due 04/15/2031 •		5,005	5,331

SLM Student Loan Trust
5.295% due 06/25/2043 ~		$16,105	15,783
5.418% due 10/25/2029 •		12,089	12,078
5.495% due 06/26/2028 •		8,974	8,719
5.495% due 12/27/2038 ~		8,715	8,561

SMB Private Education Loan Trust
1.290% due 07/15/2053		10,529	9,439
2.340% due 09/15/2034		2,012	1,937
2.430% due 02/17/2032		2,355	2,270
2.700% due 05/15/2031		2,115	2,057
5.784% due 07/15/2053 •		1,287	1,259

SoFi Professional Loan Program LLC
5.545% due 03/26/2040 ~		46	46

Sound Point CLO Ltd.
5.858% due 10/20/2028 •		7,465	7,445

Structured Asset Securities Corp. Mortgage Loan Trust
5.415% due 05/25/2035 •		798	794

Symphony CLO Ltd.
5.672% due 04/15/2028 •		2,315	2,307

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	4,550	4,803

Toyota Auto Receivables Owner Trust
5.517% due 01/15/2026 •		$23,300	23,316

Venture CLO Ltd.
5.672% due 04/15/2027 •		5,026	5,005
5.852% due 07/15/2031 •		7,850	7,755
5.908% due 01/20/2029 ~		12,745	12,635

VMC Finance LLC
5.861% due 06/16/2036 •		4,947	4,700

Voya Euro CLO DAC
3.038% due 10/15/2030 •	EUR	1,448	1,539

Total Asset-Backed Securities (Cost $885,537)			830,810

SOVEREIGN ISSUES 1.3%

CPPIB Capital, Inc.
4.125% due 10/21/2024		$37,300	37,080

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Industrial Bank of Korea
2.125% due 10/23/2024		$1,600	$1,541

Israel Government International Bond
1.500% due 11/30/2023	ILS	9,200	2,511

Korea Development Bank
0.500% due 10/27/2023		$1,700	1,661

Korea Expressway Corp.
4.344% (BBSW3M + 0.720%) due 09/02/2023 ~	AUD	500	334

Korea National Oil Corp.
5.667% (US0003M + 0.875%) due 07/16/2023 ~		$18,470	18,486

Total Sovereign Issues (Cost $62,136)			61,613

SHORT-TERM INSTRUMENTS 35.6%

COMMERCIAL PAPER 10.4%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023		3,750	3,747
5.000% due 04/10/2023		6,200	6,191
5.000% due 04/11/2023		17,550	17,522
5.030% due 04/05/2023		9,750	9,743

American Electric Power Co., Inc.
4.980% due 04/04/2023		20,000	19,989

Bank of Nova Scotia
4.722% due 04/17/2023	CAD	33,700	24,881
4.749% due 04/25/2023		36,000	26,551
4.751% due 05/29/2023		22,200	16,297

BAT International Finance PLC
5.910% due 05/30/2023		$30,400	30,124

Bayer Corp.
5.830% due 07/10/2023		5,100	5,019

Conagra Brands, Inc.
5.750% due 04/24/2023		34,350	34,223

Constellation Brands, Inc.
5.260% due 04/04/2023		23,200	23,186

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.290% due 04/10/2023	$5,700	$5,691
5.730% due 04/17/2023	2,950	2,942

Duke Energy Corp.
5.800% due 04/20/2023	13,000	12,962

Edison International
5.550% due 05/11/2023	2,850	2,833
5.550% due 05/19/2023	4,150	4,121

Enel Finance America LLC
6.000% due 04/19/2023	5,788	5,772
6.000% due 04/21/2023	5,800	5,782
6.000% due 04/24/2023	6,250	6,227
6.000% due 04/28/2023	6,750	6,721

Entergy Corp.
5.000% due 04/05/2023	10,400	10,393
5.000% due 04/06/2023	1,000	999

Global Payments, Inc.
5.900% due 05/01/2023	2,950	2,936

International Flavors & Fragrances, Inc.
5.550% due 04/03/2023	300	300

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023	6,500	6,462
5.600% due 05/09/2023	6,600	6,561

Sempra Energy
5.850% due 04/24/2023	27,400	27,304

Southern California Edison Co.
5.500% due 04/26/2023	2,300	2,291
5.850% due 04/24/2023	400	399

Transcanada Pipelines Ltd.
4.980% due 04/03/2023	16,750	16,743
4.980% due 04/06/2023	13,750	13,738

Tyson Foods, Inc.
5.020% due 04/05/2023	6,150	6,146

Walgreens Boots
5.180% due 04/03/2023	57,900	57,875
5.800% due 05/03/2023 (a)	57,900	57,610

		480,281

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
REPURCHASE AGREEMENTS (f) 19.8%
			$915,282

SHORT-TERM NOTES 0.1%

DBS Bank Ltd.
4.072% (BBSW3M + 0.550%) due 11/22/2023 ~(e)	AUD	3,200	2,140

JAPAN TREASURY BILLS 4.5%
(0.185)% due 04/17/2023 (c)(d)	JPY	27,800,000	209,389

U.S. TREASURY BILLS 0.8%
4.485% due 04/06/2023 - 05/09/2023 (b)(c)(i)		$38,147	38,052

Total Short-Term Instruments (Cost $1,652,869)			1,645,144

Total Investments in Securities (Cost $5,371,873)			5,204,574

Total Investments 112.6% (Cost $5,371,873)			$5,204,574

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $(292))			5,058

Other Assets and Liabilities, net (12.7)%			(587,227)

Net Assets 100.0%			$4,622,405

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	4.000%	11/25/2025	10/02/2020	$7,949	$7,280	0.16%
Bank of America Corp.	3.301	04/24/2024	10/16/2020 - 02/09/2022	11,994	11,606	0.25
DBS Bank Ltd.	4.072	11/22/2023	02/06/2023	2,205	2,140	0.05
MUFG Bank Ltd.	4.273	12/21/2023	02/08/2023	10,486	10,089	0.22
Oversea-Chinese Banking Corp. Ltd.	4.039	03/18/2024	11/04/2021	1,850	1,669	0.03
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020 - 11/30/2020	5,090	4,661	0.10
Wells Fargo & Co.	2.509	10/27/2023	10/15/2020 - 03/29/2021	23,268	21,410	0.46

				$62,842	$58,855	1.27%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	171

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.820%	04/03/2023	04/04/2023	$401,400	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	$(409,485)	$401,400	$401,400
	4.910	03/31/2023	04/03/2023	407,000	U.S. Treasury Notes 1.000% due 07/31/2028	(417,003)	407,000	407,167
BRC	4.600	03/31/2023	04/03/2023	57,998	U.S. Treasury Notes 4.000% due 02/29/2028	(58,234)	57,998	58,020
FICC	2.200	03/31/2023	04/03/2023	2,836	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(2,893)	2,836	2,836
RCY	4.920	03/31/2023	04/03/2023	42,000	U.S. Treasury Notes 0.625% due 05/15/2030	(43,057)	42,000	42,017
SSB	2.200	03/31/2023	04/03/2023	4,048	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(4,129)	4,048	4,049

Total Repurchase Agreements						$(934,801)	$915,282	$915,489

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (1.3)%
U.S. Treasury Notes	4.000%	02/29/2028	$57,000	$(57,874)	$(58,246)

Total Short Sales (1.3)%				$(57,874)	$(58,246)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$808,567	$0	$0	$0	$808,567	$(826,488)	$(17,921)
BRC	58,020	0	0	0	58,020	(58,234)	(214)
FICC	2,836	0	0	0	2,836	(2,893)	(57)
RCY	42,017	0	0	0	42,017	(43,057)	(1,040)
SSB	4,049	0	0	0	4,049	(4,129)	(80)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(58,246)	(58,246)	0	(58,246)

Total Borrowings and Other Financing Transactions	$915,489	$0	$0	$(58,246)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $211 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(44,096) at a weighted average interest rate of 0.848%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	1,270	$	(262,195)	$(2,876)	$0	$(179)
U.S. Treasury 5-Year Note June Futures	06/2023	2,830		(309,907)	(7,070)	0	(641)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	496		(60,086)	(1,997)	0	(271)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	106		(14,959)	(573)	0	(142)

Total Futures Contracts					$(12,516)	$0	$(1,233)

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	(1.000)%	Quarterly	12/20/2027	$2,800	$(33)	$(1)	$(34)	$0	$(3)
CDX.IG-40 5-Year Index	(1.000)	Quarterly	06/20/2028	32,400	(259)	(124)	(383)	0	(35)

Total Swap Agreements					$(292)	$(125)	$(417)	$0	$(38)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$0	$8	$0	$(1,233)	$(38)	$(1,271)

Cash of $16,609 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Unsettled variation margin asset of $8 for closed futures is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2023		$15,876	AUD	22,984	$6	$(500)

CBK	04/2023	CAD	69,700		$52,261	738	0
	04/2023		$1,205	GBP	987	12	0
	05/2023		4,919	AUD	7,097	0	(169)
	11/2023	ILS	9,052		$2,743	197	0

MBC	04/2023		$3,409	CAD	4,671	43	0
	04/2023		1,548	GBP	1,282	33	0
	04/2023		159	JPY	20,833	0	(2)
	05/2023	CAD	44,400		$32,754	0	(87)
	05/2023	JPY	20,749		159	2	0
	05/2023		$16,378	CAD	22,200	42	0

MYI	04/2023	EUR	296,580		$313,571	0	(8,367)
	04/2023		$320,252	EUR	294,891	0	(147)
	05/2023	EUR	294,891		$320,767	161	0

NGF	04/2023	JPY	43,976		327	0	(5)

RBC	04/2023		$82,573	GBP	67,007	84	0
	05/2023	AUD	182,336		$127,651	5,621	0
	05/2023	GBP	67,007		82,620	0	(85)

RYL	04/2023	JPY	27,800,000		220,871	10,992	0
	04/2023		$1,793	EUR	1,689	41	0

SCX	04/2023		3,034	CAD	4,129	18	0

TOR	04/2023	CAD	92,752		$68,372	0	(175)
	04/2023	GBP	69,276		83,323	0	(2,132)
	04/2023		$62,044	CAD	84,076	90	0
	05/2023	CAD	84,042		$62,044	0	(90)

Total Forward Foreign Currency Contracts						$18,080	$(11,759)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	173

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$6	$0	$0	$6	$(500)	$0	$0	$(500)	$(494)	$657	$163
CBK	947	0	0	947	(169)	0	0	(169)	778	(883)	(105)
MBC	120	0	0	120	(89)	0	0	(89)	31	(260)	(229)
MYI	161	0	0	161	(8,514)	0	0	(8,514)	(8,353)	10,066	1,713
NGF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
RBC	5,705	0	0	5,705	(85)	0	0	(85)	5,620	(5,110)	510
RYL	11,033	0	0	11,033	0	0	0	0	11,033	(10,560)	473
SCX	18	0	0	18	0	0	0	0	18	0	18
TOR	90	0	0	90	(2,397)	0	0	(2,397)	(2,307)	2,682	375

Total Over the Counter	$18,080	$0	$0	$18,080	$(11,759)	$0	$0	$(11,759)

(i)

Securities with an aggregate market value of $13,405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,080	$0	$18,080

	$0	$0	$0	$18,080	$8	$18,088

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,233	$1,233
Swap Agreements	0	38	0	0	0	38

	$0	$38	$0	$0	$1,233	$1,271

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,759	$0	$11,759

	$0	$38	$0	$11,759	$1,233	$13,030

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77,869	$77,869
Swap Agreements	0	3,649	0	0	(40,614)	(36,965)

	$0	$3,649	$0	$0	$37,255	$40,904

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,187	$0	$32,187
Written Options	0	187	0	0	0	187

	$0	$187	$0	$32,187	$0	$32,374

	$0	$3,836	$0	$32,187	$37,255	$73,278

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(31,206)	$(31,206)
Swap Agreements	0	(2,092)	0	0	28,046	25,954

	$0	$(2,092)	$0	$0	$(3,160)	$(5,252)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,756	$0	$6,756
Written Options	0	(172)	0	0	0	(172)

	$0	$(172)	$0	$6,756	$0	$6,584

	$0	$(2,264)	$0	$6,756	$(3,160)	$1,332

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$885,688	$0	$885,688
Industrials	0	428,390	0	428,390
Utilities	0	162,708	0	162,708
Municipal Bonds & Notes
Pennsylvania	0	650	0	650
U.S. Government Agencies	0	732,153	0	732,153
Non-Agency Mortgage-Backed Securities	0	457,418	0	457,418
Asset-Backed Securities	0	830,810	0	830,810
Sovereign Issues	0	61,613	0	61,613
Short-Term Instruments
Commercial Paper	0	480,281	0	480,281
Repurchase Agreements	0	915,282	0	915,282
Short-Term Notes	0	2,140	0	2,140
Japan Treasury Bills	0	209,389	0	209,389
U.S. Treasury Bills	0	38,052	0	38,052

Total Investments	$0	$5,204,574	$0	$5,204,574

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(58,246)	$0	$(58,246)

Financial Derivative Instruments - Assets
Over the counter	$0	$18,080	$0	$18,080

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,271)	0	(1,271)
Over the counter	0	(11,759)	0	(11,759)

	$0	$(13,030)	$0	$(13,030)

Total Financial Derivative Instruments	$0	$5,050	$0	$5,050

Totals	$0	$5,151,378	$0	$5,151,378

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	175

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.8%

CORPORATE BONDS & NOTES 9.0%

BANKING & FINANCE 6.1%

American Express Co.
5.546% (US0003M + 0.750%) due 08/03/2023 ~		$40	$40

Athene Global Funding
0.950% due 01/08/2024		1,977	1,893

Banco Santander SA
3.848% due 04/12/2023		2,000	1,999
5.926% (US0003M + 1.120%) due 04/12/2023 ~		680	680

Bank of Montreal
4.848% due 04/14/2023 •		40,280	40,278
5.149% (SOFRINDX + 0.350%) due 12/08/2023 ~		700	697

Bank of Nova Scotia
2.440% due 03/11/2024		2,000	1,944
5.043% (SOFRRATE + 0.380%) due 07/31/2024 ~		600	595
5.079% (SOFRRATE + 0.260%) due 09/15/2023 ~		859	858
5.369% (SOFRRATE + 0.550%) due 09/15/2023 ~		5,356	5,353

Banque Federative du Credit Mutuel SA
5.768% (US0003M + 0.960%) due 07/20/2023 ~		300	299

Barclays PLC
5.458% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	21,750	14,548

BNP Paribas SA
3.800% due 01/10/2024		$10,713	10,527

BOC Aviation Ltd.
6.259% (US0003M + 1.125%) due 09/26/2023 ~		700	700

BPCE SA
4.000% due 09/12/2023		1,000	991

Canadian Imperial Bank of Commerce
4.986% (BBSW3M + 1.350%) due 06/09/2023 ~	AUD	26,400	17,662
5.180% (SOFRRATE + 0.340%) due 06/22/2023 ~		$500	500
5.212% (SOFRRATE + 0.400%) due 12/14/2023 ~		3,000	2,992
5.814% (US0003M + 0.660%) due 09/13/2023 ~		300	300

Caterpillar Financial Services Corp.
5.374% (US0003M + 0.510%) due 05/15/2023 ~		700	699

CNH Industrial Capital LLC
1.950% due 07/02/2023		1,463	1,449
4.200% due 01/15/2024		6,520	6,450

Credit Agricole SA
5.836% (US0003M + 1.020%) due 04/24/2023 ~		13,045	13,042

Credit Suisse AG
1.000% due 05/05/2023		14,300	14,175
4.700% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	32,250	21,484
5.089% (SOFRINDX + 0.380%) due 08/09/2023 ~		$7,640	7,489

Danske Bank AS
3.875% due 09/12/2023		8,100	8,032
5.375% due 01/12/2024		12,307	12,197
6.214% (US0003M + 1.060%) due 09/12/2023 ~		1,600	1,600

Deutsche Bank AG
5.206% due 11/08/2023 •		11,598	11,460

Equitable Financial Life Global Funding
4.928% (SOFRRATE + 0.390%) due 04/06/2023 ~		2,264	2,264

General Motors Financial Co., Inc.
3.700% due 05/09/2023		19,400	19,371
4.150% due 06/19/2023		6,472	6,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 05/15/2023		$4,921	$4,912
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		31,400	31,249

Goldman Sachs Group, Inc.
1.217% due 12/06/2023		16,081	15,624
3.625% due 02/20/2024		14,000	13,797
4.674% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	4,680	3,128

Hana Bank
5.602% (US0003M + 0.800%) due 07/26/2023 ~		$3,900	3,904

HSBC Holdings PLC
5.915% (US0003M + 1.000%) due 05/18/2024 ~		6,800	6,750

ING Groep NV
4.100% due 10/02/2023		14,686	14,551
6.177% (US0003M + 1.000%) due 10/02/2023 ~		2,790	2,789

International Finance Corp.
4.939% due 06/30/2023 •		37,000	36,998

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		1,000	978

Lloyds Banking Group PLC
4.050% due 08/16/2023		800	794

Mitsubishi UFJ Financial Group, Inc.
5.682% (US0003M + 0.860%) due 07/26/2023 ~		1,916	1,915

Mizuho Bank Ltd.
3.800% (BBSW3M + 0.530%) due 10/20/2023 ~	AUD	50,800	33,946

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		$6,700	6,561
5.588% (US0003M + 0.630%) due 05/25/2024 ~		34,200	34,044

Morgan Stanley
5.108% (SOFRRATE + 0.455%) due 01/25/2024 ~		3,879	3,868
5.188% (SOFRRATE + 0.466%) due 11/10/2023 ~		36,350	36,271
6.063% (US0003M + 1.220%) due 05/08/2024 ~		41,421	41,424

MUFG Bank Ltd.
4.273% due 12/21/2023 •(d)	AUD	52,400	35,012

National Australia Bank Ltd.
4.625% (BBSW3M + 0.930%) due 09/26/2023 ~		15,500	10,387
5.406% (US0003M + 0.600%) due 04/12/2023 ~		$280	280

New York Life Global Funding
4.978% (SOFRINDX + 0.360%) due 10/21/2023 ~		200	200

Nordea Bank Abp
1.000% due 06/09/2023		4,300	4,263

NTT Finance Corp.
0.583% due 03/01/2024		1,200	1,151

Pacific Life Global Funding
5.587% (SOFRINDX + 0.800%) due 12/06/2024 ~		20,100	20,032

Protective Life Global Funding
5.857% due 12/11/2024 •		8,600	8,603

Public Storage
5.091% (SOFRRATE + 0.470%) due 04/23/2024 ~		2,801	2,788

Royal Bank of Canada
5.098% (SOFRRATE + 0.450%) due 10/26/2023 ~		5,900	5,891
5.442% (US0003M + 0.660%) due 10/05/2023 ~		1,616	1,615

Skandinaviska Enskilda Banken AB
5.282% (US0003M + 0.320%) due 09/01/2023 ~		400	399

Societe Generale SA
4.276% due 07/15/2023 •	AUD	15,000	10,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
5.592% (US0003M + 0.800%) due 10/16/2023 ~	$707	$707
5.658% (US0003M + 0.860%) due 07/19/2023 ~	1,365	1,364

Toronto-Dominion Bank
5.001% (SOFRRATE + 0.220%) due 06/02/2023 ~	330	330
5.299% (SOFRRATE + 0.450%) due 09/28/2023 ~	1,250	1,249
5.438% (US0003M + 0.640%) due 07/19/2023 ~	200	200

Toyota Motor Credit Corp.
5.570% due 12/11/2023 •	23,300	23,304

UBS AG
0.375% due 06/01/2023	1,500	1,488
5.098% (SOFRRATE + 0.320%) due 06/01/2023 ~	46,900	46,852

Westpac Banking Corp.
5.584% (US0003M + 0.720%) due 05/15/2023 ~	1,900	1,900

		700,563

INDUSTRIALS 2.5%

AbbVie, Inc.
2.850% due 05/14/2023	5,400	5,384

AstraZeneca PLC
0.300% due 05/26/2023	26,700	26,513

Bayer U.S. Finance LLC
3.875% due 12/15/2023	11,636	11,508

BMW U.S. Capital LLC
3.450% due 04/12/2023	2,442	2,441

Boeing Co.
1.433% due 02/04/2024	81,800	79,055

Charter Communications Operating LLC
4.500% due 02/01/2024	6,725	6,660

Chevron Corp.
5.773% due 05/11/2023 •	340	340

Chevron USA, Inc.
5.073% (US0003M + 0.200%) due 08/11/2023 ~	233	233

Cigna Corp.
5.682% (US0003M + 0.890%) due 07/15/2023 ~	53	53

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	3,600	3,596

DuPont de Nemours, Inc.
5.974% (US0003M + 1.110%) due 11/15/2023 ~	2,168	2,175

Enbridge, Inc.
0.550% due 10/04/2023	600	584

Energy Transfer LP
4.500% due 11/01/2023	3,000	2,975

Gilead Sciences, Inc.
0.750% due 09/29/2023	1,800	1,761

HCA, Inc.
5.000% due 03/15/2024	6,300	6,265

Humana, Inc.
0.650% due 08/03/2023	9,000	8,874

Hyundai Capital America
0.800% due 04/03/2023	24,716	24,716
0.800% due 01/08/2024	18,470	17,799
1.250% due 09/18/2023	14,950	14,643

Kansas City Southern
3.000% due 05/15/2023	10,081	10,044

Mercedes-Benz Finance North America LLC
5.646% (US0003M + 0.840%) due 05/04/2023 ~	9,700	9,692

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	4,100	4,039

Phillips 66
0.900% due 02/15/2024	3,800	3,675

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pioneer Natural Resources Co.
0.550% due 05/15/2023		$6,300	$6,265

Schlumberger Investment SA
3.650% due 12/01/2023		800	793

SK Telecom Co. Ltd.
3.750% due 04/16/2023		1,300	1,300

Southern Co.
5.086% (SOFRINDX + 0.370%) due 05/10/2023 ~		1,575	1,573

Thermo Fisher Scientific, Inc.
4.937% (SOFRINDX + 0.350%) due 04/18/2023 ~		28,196	28,194

Toyota Tsusho Corp.
3.625% due 09/13/2023		3,000	2,979

Union Pacific Corp.
3.500% due 06/08/2023		300	299

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023		1,300	1,296

			285,724

UTILITIES 0.4%

American Electric Power Co., Inc.
5.294% (US0003M + 0.480%) due 11/01/2023 ~		12,200	12,146

AT&T, Inc.
4.939% (BBSW3M + 1.250%) due 09/19/2023 ~	AUD	700	469

Dominion Energy, Inc.
5.396% (US0003M + 0.530%) due 09/15/2023 ~		$799	796

Duke Energy Corp.
5.055% (SOFRRATE + 0.250%) due 06/10/2023 ~		353	353

Florida Power & Light Co.
4.946% (SOFRINDX + 0.380%) due 01/12/2024 ~		5,275	5,243

National Rural Utilities Cooperative Finance Corp.
5.103% (SOFRRATE + 0.400%) due 08/07/2023 ~		62	62

NextEra Energy Capital Holdings, Inc.
5.092% (SOFRINDX + 0.400%) due 11/03/2023 ~		9,366	9,315

Pacific Gas & Electric Co.
1.700% due 11/15/2023		1,300	1,268

SGSP Australia Assets Pty. Ltd.
3.750% due 06/28/2023	AUD	6,800	4,540

Southern California Edison Co.
3.400% due 06/01/2023		$16,009	15,920

Southern California Gas Co.
5.488% (US0003M + 0.350%) due 09/14/2023 ~		100	99

			50,211

Total Corporate Bonds & Notes (Cost $1,050,007)			1,036,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.4%

Federal Home Loan Bank
4.880% due 05/03/2024 - 05/20/2024 •		$49,100	$49,085
5.420% due 03/06/2024		115,000	115,116

Total U.S. Government Agencies (Cost $164,067)			164,201

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
0.125% due 04/30/2023		7,300	7,275
1.625% due 10/31/2023		7,300	7,171
2.250% due 01/31/2024		7,300	7,151

Total U.S. Treasury Obligations (Cost $21,582)			21,597

ASSET-BACKED SECURITIES 0.5%

Carmax Auto Owner Trust
4.964% due 02/15/2024		15,202	15,199

DLLAD LLC
5.014% due 02/20/2024		5,799	5,788

Ford Credit Auto Lease Trust
4.959% due 02/15/2024		7,812	7,809

GM Financial Automobile Leasing Trust
4.948% due 02/20/2024		13,594	13,593

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024		4,989	4,990

Nissan Auto Lease Trust
0.520% due 08/15/2024		4,095	4,032

Total Asset-Backed Securities (Cost $51,420)			51,411

SOVEREIGN ISSUES 0.3%

Korea Development Bank
6.242% (US0003M + 1.450%) due 04/16/2023 ~		2,975	2,976

Korea National Oil Corp.
5.667% (US0003M + 0.875%) due 07/16/2023 ~		2,700	2,703

Swedish Export Credit Corp.
5.739% due 02/23/2024 •		23,000	23,156

Total Sovereign Issues (Cost $28,849)			28,835

SHORT-TERM INSTRUMENTS 98.4%

COMMERCIAL PAPER 3.4%

Bank of Nova Scotia
4.722% due 04/17/2023	CAD	31,900	23,553
4.748% due 05/31/2023		12,600	9,247
4.749% due 04/25/2023		47,600	35,107
4.749% due 04/26/2023		3,400	2,507
4.749% due 05/24/2023		16,300	11,974
4.750% due 04/27/2023		11,600	8,553
4.750% due 05/25/2023		16,500	12,119
4.751% due 04/24/2023		1,600	1,180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.751% due 05/26/2023	CAD	4,600	$3,378
4.751% due 05/29/2023		11,000	8,075
4.752% due 04/25/2023		5,400	3,983
4.752% due 05/23/2023		26,800	19,690

Bayer Corp.
5.830% due 07/10/2023		$68,050	66,972

Enel Finance America LLC
6.000% due 04/24/2023		950	947
6.000% due 04/28/2023		950	946

Royal Bank of Canada
4.748% due 05/31/2023	CAD	85,000	62,391
4.768% due 04/05/2023		16,400	12,127
4.771% due 04/03/2023		47,100	34,837

Toronto-Dominion Bank
4.740% due 05/31/2023		85,000	62,411
4.781% due 04/05/2023		4,800	3,550

			383,547

REPURCHASE AGREEMENTS (e) 77.8%
			8,919,590

SHORT-TERM NOTES 2.2%

Federal Home Loan Bank
4.680% due 05/02/2023 (b)(c)		$600	598
4.850% due 05/04/2023 •		250,000	249,998

GM Financial Consumer Automobile Receivables Trust
4.890% due 01/16/2024		989	989

			251,585

JAPAN TREASURY BILLS 14.2%
(0.176)% due 04/04/2023 - 07/03/2023 (a)(b)	JPY	216,056,000	1,627,691

U.S. TREASURY BILLS 0.8%
4.555% due 04/11/2023 - 05/23/2023 (a)(b)(g)		$96,571	96,258

Total Short-Term Instruments (Cost $11,254,023)			11,278,671

Total Investments in Securities (Cost $12,569,948)			12,581,213

Total Investments 109.8% (Cost $12,569,948)			$12,581,213

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)			(3,202)

Other Assets and Liabilities, net (9.8)%			(1,117,919)

Net Assets 100.0%			$11,460,092

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	177

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
MUFG Bank Ltd.	4.273%	12/21/2023	02/06/2023 - 02/08/2023	$ 36,257	$35,012	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.780%	03/17/2023	04/17/2023	$250,000	U.S. Treasury Notes 1.250% due 11/30/2026	$(257,550)	$250,000	$250,564
BOS	4.870	03/30/2023	04/06/2023	500,000	U.S. Treasury Bonds 3.000% due 08/15/2052	(243,518)	500,000	500,271
					U.S. Treasury Notes 1.500% due 01/31/2027	(273,000)
	4.880	04/03/2023	04/04/2023	118,700	U.S. Treasury Bonds 3.000% due 02/15/2049	(121,738)	118,700	118,700
BPS	4.840	04/03/2023	04/04/2023	900	U.S. Treasury Notes 0.375% due 07/31/2027	(919)	900	900
	4.880	04/03/2023	04/04/2023	600	U.S. Treasury Notes 2.875% due 04/30/2025	(613)	600	600
	4.890	03/31/2023	04/03/2023	1,700	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	(1,746)	1,700	1,701
	4.920	03/31/2023	04/03/2023	11,000	U.S. Treasury Notes 1.500% due 01/31/2027	(11,270)	11,000	11,004
BRC	4.890	03/31/2023	04/03/2023	500,000	U.S. Treasury Bonds 3.000% due 02/15/2048	(278,720)	500,000	500,204
					U.S. Treasury Notes 2.750% due 08/15/2032	(236,187)
DEU	4.850	03/31/2023	04/03/2023	69,500	U.S. Treasury Bonds 3.000% due 05/15/2045	(71,658)	69,500	69,528
	4.880	04/03/2023	04/04/2023	1,500	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2024	(1,538)	1,500	1,500
FICC	2.200	03/31/2023	04/03/2023	15,113	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(15,415)	15,113	15,116
	4.830	03/31/2023	04/03/2023	5,149,200	U.S. Treasury Bonds 1.250% - 3.750% due / / - 05/15/2050	(3,169,310)	5,149,200	5,151,273
					U.S. Treasury Inflation Protected Securities 0.250% - 1.500% due 02/15/2042 - 02/15/2053	(2,082,874)
MBC	4.830	03/31/2023	04/06/2023	200,000	U.S. Treasury Bonds 1.875% - 2.750% due 08/15/2047 - 02/15/2051	(209,272)	200,000	200,080
MSR	4.830	04/03/2023	04/04/2023	1,000,000	U.S. Treasury Notes 0.375% - 3.875% due 12/31/2024 - 03/31/2030	(1,023,046)	1,000,000	1,000,000
	4.900	03/31/2023	04/03/2023	1,000,000	U.S. Treasury Notes 0.375% - 3.875% due 01/31/2026 - 09/30/2029	(1,023,791)	1,000,000	1,000,408
SAL	4.930	03/31/2023	04/03/2023	97,500	U.S. Treasury Notes 0.250% due 07/31/2025 - 09/30/2025	(99,590)	97,500	97,540
SSB	2.200	03/31/2023	04/03/2023	3,877	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(3,955)	3,877	3,878

Total Repurchase Agreements						$(9,125,710)	$8,919,590	$8,923,267

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$250,564	$0	$0	$250,564	$(256,220)	$(5,656)
BOS	618,971	0	0	618,971	(636,830)	(17,859)
BPS	14,205	0	0	14,205	(14,548)	(343)
BRC	500,204	0	0	500,204	(514,906)	(14,702)
DEU	71,028	0	0	71,028	(73,196)	(2,168)
FICC	5,166,389	0	0	5,166,389	(5,267,599)	(101,210)
MBC	200,080	0	0	200,080	(209,272)	(9,192)
MSR	2,000,408	0	0	2,000,408	(2,046,837)	(46,429)
SAL	97,540	0	0	97,540	(99,590)	(2,050)
SSB	3,878	0	0	3,878	(3,955)	(77)

Total Borrowings and Other Financing Transactions	$8,923,267	$0	$0

Cash of $2,756 has been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	ILS	363		$107	$6	$0
	04/2023	JPY	29,509		217	0	(6)
	05/2023	AUD	242,944		168,016	5,424	0
	05/2023		$19,195	AUD	27,634	0	(700)
	06/2023	JPY	87,560,000		$658,880	0	(6,885)

BPS	04/2023		14,170,000		108,701	1,923	0
	04/2023		$10,712	CAD	14,567	54	0
	04/2023		40	KRW	52,297	0	0
	06/2023	KRW	52,069		$40	0	0

BRC	05/2023	CAD	182,600		134,377	0	(692)
	07/2023	JPY	39,050,000		303,468	5,305	0

CBK	04/2023	CAD	91,100		68,310	967	0

DUB	04/2023	JPY	12,930,000		95,382	0	(2,136)
	04/2023		$264,744	JPY	34,702,652	0	(3,242)
	05/2023	JPY	34,562,999		$264,744	3,242	0

JPM	04/2023		16,355,280		125,444	2,199	0

MBC	04/2023	CAD	68,200		50,749	347	0
	04/2023	EUR	1,730		1,852	0	(26)
	04/2023		$1,529	GBP	1,266	33	0
	05/2023	CAD	81,600		$60,089	0	(264)
	05/2023		$8,115	CAD	11,000	21	0

MYI	04/2023	JPY	4,053,007		$30,969	435	(8)
	04/2023	KRW	107,248		86	4	0

NGF	04/2023	JPY	55,145		410	0	(5)

RBC	05/2023	CAD	4,600		3,386	0	(17)
	05/2023		$299	JPY	39,584	1	0

SCX	04/2023	KRW	207,468		$168	9	0
	05/2023	AUD	6,174		4,087	0	(45)

TOR	04/2023	CAD	10,400		7,777	88	0
	06/2023	JPY	42,006,000		310,876	0	(9,234)

Total Forward Foreign Currency Contracts						$20,058	$(23,260)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$5,430	$0	$0	$5,430	$(7,591)	$0	$0	$(7,591)	$(2,161)	$4,153	$1,992
BPS	1,977	0	0	1,977	0	0	0	0	1,977	(1,700)	277
BRC	5,305	0	0	5,305	(692)	0	0	(692)	4,613	(3,866)	747
CBK	967	0	0	967	0	0	0	0	967	(1,081)	(114)
DUB	3,242	0	0	3,242	(5,378)	0	0	(5,378)	(2,136)	1,260	(876)
JPM	2,199	0	0	2,199	0	0	0	0	2,199	(2,070)	129
MBC	401	0	0	401	(290)	0	0	(290)	111	(150)	(39)
MYI	439	0	0	439	(8)	0	0	(8)	431	(350)	81
NGF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
RBC	1	0	0	1	(17)	0	0	(17)	(16)	0	(16)
SCX	9	0	0	9	(45)	0	0	(45)	(36)	0	(36)
TOR	88	0	0	88	(9,234)	0	0	(9,234)	(9,146)	9,932	786

Total Over the Counter	$20,058	$0	$0	$20,058	$(23,260)	$0	$0	$(23,260)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	179

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)	March 31, 2023

(g)

Securities with an aggregate market value of $11,695 and cash of $7,890 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,058	$0	$20,058

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,260	$0	$23,260

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,497	$0	$9,497

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,587)	$0	$(4,587)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$700,563	$0	$700,563
Industrials	0	285,724	0	285,724
Utilities	0	50,211	0	50,211
U.S. Government Agencies	0	164,201	0	164,201
U.S. Treasury Obligations	0	21,597	0	21,597
Asset-Backed Securities	0	51,411	0	51,411
Sovereign Issues	0	28,835	0	28,835
Short-Term Instruments
Commercial Paper	0	383,547	0	383,547
Repurchase Agreements	0	8,919,590	0	8,919,590
Short-Term Notes	0	251,585	0	251,585
Japan Treasury Bills	0	1,627,691	0	1,627,691

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
U.S. Treasury Bills	$0	$96,258	$0	$96,258

Total Investments	$0	$12,581,213	$0	$12,581,213

Financial Derivative Instruments - Assets
Over the counter	$0	$20,058	$0	$20,058

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(23,260)	$0	$(23,260)

Total Financial Derivative Instruments	$0	$(3,202)	$0	$(3,202)

Totals	$0	$12,578,011	$0	$12,578,011

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

Hereinafter, the Board of Trustees of the Portfolios shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  A Portfolio may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Portfolio invests. These foreign taxes, if any, are paid by a Portfolio and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and

ANNUAL REPORT	|	MARCH 31, 2023	181

Notes to Financial Statements	(Cont.)

may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which

182	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Portfolio’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than

ANNUAL REPORT	|	MARCH 31, 2023	183

Notes to Financial Statements	(Cont.)

scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of NYSE Close for such day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value Portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Portfolio’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

184	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Portfolio normally will be taken into account in calculating the NAV. A Portfolio’s whole loan investments, including those originated by a Portfolio or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

Under certain circumstances, the per share NAV of a class of a Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

ANNUAL REPORT	|	MARCH 31, 2023	185

Notes to Financial Statements	(Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted

186	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$720,008	$2,325,762	$(2,845,400)	$(4,657)	$4,859	$200,572	$7,861	$0

PIMCO EM Bond and Short-Term Investments Portfolio	14,503	367	(2,000)	(30)	47	12,887	368	0

PIMCO High Yield and Short-Term Investments Portfolio	40,599	115,597	(142,900)	(39)	47	13,304	496	0

PIMCO Investment Grade Credit Bond Portfolio	277,145	1,629,771	(1,624,701)	60	(29)	282,246	3,871	0

PIMCO Long Duration Credit Bond Portfolio	165	7,821,308	(7,535,401)	(518)	0	285,554	2,037	0

ANNUAL REPORT	|	MARCH 31, 2023	187

Notes to Financial Statements	(Cont.)

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Mortgage and Short-Term Investments Portfolio	$167	$1,083,652	$(1,068,200)	$25	$1	$15,645	$952	$0

PIMCO Municipal Portfolio	3,453	38,758	(35,199)	1	5	7,018	158	0

PIMCO Real Return Portfolio	155	104,464	(100,001)	4	0	4,622	64	0

PIMCO Short-Term Portfolio	37,129	224,035	(247,700)	1	5	13,470	435	0

PIMCO U.S. Government and Short-Term Investments Portfolio	188	1,064,883	(1,045,300)	78	2	19,851	483	0

PIMCO International Portfolio	133,208	2,898	(36,999)	(567)	691	99,231	2,898	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2023 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Shares Held at 03/31/2023

Xfit Brands, Inc.	$0	$4,074	$0	$0	$(4,033)	$41	$0	$68,040,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of

188	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

loans by the Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments,

ANNUAL REPORT	|	MARCH 31, 2023	189

Notes to Financial Statements	(Cont.)

(ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the

190	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Portfolio has used bilateral repurchase agreements wherein the underlying securities will be held by a Portfolio’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

ANNUAL REPORT	|	MARCH 31, 2023	191

Notes to Financial Statements	(Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Portfolios did not participate in the Interfund Lending Program.

192	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

ANNUAL REPORT	|	MARCH 31, 2023	193

Notes to Financial Statements	(Cont.)

the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have

194	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

ANNUAL REPORT	|	MARCH 31, 2023	195

Notes to Financial Statements	(Cont.)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments.

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

196	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower- yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. A Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally- cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay

ANNUAL REPORT	|	MARCH 31, 2023	197

Notes to Financial Statements	(Cont.)

principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become

198	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and

ANNUAL REPORT	|	MARCH 31, 2023	199

Notes to Financial Statements	(Cont.)

cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Portfolio and its shareholders may suffer losses as a result of a cyber security breach related to a Portfolio, its service providers, trading counterparties or the issuers in which a Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any

200	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for Each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to Each Portfolio):

	Investment Advisory Fee		Supervisory and Administrative Fee
Portfolio Name

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

ANNUAL REPORT	|	MARCH 31, 2023	201

Notes to Financial Statements	(Cont.)

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Portfolio’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Portfolio, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Portfolios, and any other expenses which are capitalized in accordance with generally accepted accounting principles (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Portfolio pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Pursuant to the Expense Limitation Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of March 31, 2023, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$27	$27

PIMCO EM Bond and Short-Term Investments Portfolio	0	2	3	5

PIMCO High Yield and Short-Term Investments Portfolio	0	3	2	5

PIMCO Investment Grade Credit Bond Portfolio	0	0	17	17

PIMCO Long Duration Credit Bond Portfolio	0	28	148	176

PIMCO Low Duration Portfolio	0	0	7	7

PIMCO Moderate Duration Portfolio	0	0	17	17

PIMCO Mortgage and Short-Term Investments Portfolio	0	8	7	15

PIMCO Municipal Portfolio	0	1	1	2

PIMCO Real Return Portfolio	2	0	0	2

PIMCO Short-Term Portfolio	1	2	2	5

PIMCO Short-Term Floating NAV Portfolio II	0	0	35	35

PIMCO U.S. Government and Short-Term Investments Portfolio	0	6	10	16

PIMCO International Portfolio	0	2	3	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

202	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO EM Bond and Short-Term Investments Portfolio	$7,545	$0	$0

PIMCO High Yield and Short-Term Investments Portfolio	1,212	4,755	(555)

PIMCO Investment Grade Credit Bond Portfolio	157,144	53,056	(7,568)

PIMCO Long Duration Credit Bond Portfolio	94,536	66,224	(12,519)

PIMCO Low Duration Portfolio	131,908	3,479	(52)

PIMCO Moderate Duration Portfolio	0	69,131	(2,081)

PIMCO Municipal Portfolio	5,727	5,552	(720)

PIMCO Short-Term Floating NAV Portfolio II	1,524,595	0	0

PIMCO Short Asset Portfolio	43,019	433,200	(3,140)

PIMCO Short-Term Floating NAV Portfolio III	573,632	148,874	(1,009)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$20,449,555	$20,450,001	$895,081	$339,984

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	37,657	112,144

PIMCO High Yield and Short-Term Investments Portfolio	0	0	39,341	264,572

PIMCO Investment Grade Credit Bond Portfolio	3,286,795	3,184,451	447,811	1,811,681

PIMCO Long Duration Credit Bond Portfolio	22,241,914	19,001,090	3,550,379	3,581,849

PIMCO Low Duration Portfolio	2,492,187	2,406,180	486,094	206,406

PIMCO Moderate Duration Portfolio	17,868,308	17,718,484	189,970	565,329

PIMCO Mortgage and Short-Term Investments Portfolio	46,913,602	45,110,781	91,961	39,691

PIMCO Municipal Portfolio	0	0	22,307	41,842

PIMCO Real Return Portfolio	299,727	127,234	0	0

ANNUAL REPORT	|	MARCH 31, 2023	203

Notes to Financial Statements	(Cont.)

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO Short-Term Portfolio	$2,580,618	$2,542,642	$13,299	$54,036

PIMCO Short-Term Floating NAV Portfolio II	799,633	637,000	1,076,167	1,908,557

PIMCO U.S. Government and Short-Term Investments Portfolio	501,048	454,136	0	9

PIMCO International Portfolio	0	0	0	17,805

PIMCO Short Asset Portfolio	315,033	619,496	510,469	1,603,205

PIMCO Short-Term Floating NAV Portfolio III	164,062	85,000	717,962	1,624,185

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	105,601	$1,248,423	82,420	$1,035,647	5,539	$47,934	8,430	$82,663
Issued as reinvestment of distributions	15,689	180,835	11,755	146,913	2,712	23,128	2,212	21,349
Cost of shares redeemed	(154,971)	(1,817,642)	(63,393)	(793,250)	(12,490)	(107,801)	(11,377)	(110,118)

Net increase (decrease) resulting from Portfolio share transactions	(33,681)	$(388,384)	30,782	$389,310	(4,239)	$(36,739)	(735)	$(6,106)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	5,431	$40,471	13,533	$108,965	102,582	$887,818	180,573	$1,774,386
Issued as reinvestment of distributions	2,532	17,790	3,254	26,309	13,294	113,790	16,493	160,883
Cost of shares redeemed	(49,474)	(354,358)	(16,389)	(133,149)	(264,527)	(2,283,682)	(149,928)	(1,470,686)

Net increase (decrease) resulting from Portfolio share transactions	(41,511)	$(296,097)	398	$2,125	(148,651)	$(1,282,074)	47,138	$464,583

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,092,161	$10,789,366	810,590	$10,134,783	52,103	$499,133	149,504	$1,482,799
Issued as reinvestment of distributions	152,437	1,444,318	144,084	1,850,352	6,109	57,505	1,372	13,655
Cost of shares redeemed	(1,084,847)	(10,581,360)	(695,884)	(8,885,670)	(32,040)	(304,306)	(48,997)	(490,504)

Net increase (decrease) resulting from Portfolio share transactions	159,751	$1,652,324	258,790	$3,099,465	26,172	$252,332	101,879	$1,005,950

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	13,602	$125,353	27,896	$284,094	41,961	$339,958	23,063	$250,929
Issued as reinvestment of distributions	9,638	85,906	8,035	81,261	7,442	61,310	4,868	52,536
Cost of shares redeemed	(41,481)	(376,160)	(87,996)	(869,581)	(27,514)	(232,658)	(20,439)	(219,833)

Net increase (decrease) resulting from Portfolio share transactions	(18,241)	$(164,901)	(52,065)	$(504,226)	21,889	$168,610	7,492	$83,632

204	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares~	Amount	Shares~	Amount
Receipts for shares sold	1,930	$11,921	3,096	$21,852	12,560	$166,666	551	$12,629
Issued as reinvestment of distributions	656	3,947	661	4,581	522	7,157	1,204	22,760
Cost of shares redeemed	(5,281)	(32,104)	(3,365)	(23,540)	(4,178)	(62,688)	(647)	(13,457)

Net increase (decrease) resulting from Portfolio share transactions	(2,695)	$(16,236)	392	$2,893	8,904	$111,135	1,108	$21,932

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	359	$3,130	0	$0	6,017,631	$60,202,662	5,372,996	$53,791,400
Issued as reinvestment of distributions	922	8,161	782	7,300	34,195	342,139	1,540	15,421
Cost of shares redeemed	(14,664)	(130,106)	(6,940)	(65,115)	(6,261,913)	(62,646,418)	(5,256,415)	(52,624,579)

Net increase (decrease) resulting from Portfolio share transactions	(13,383)	$(118,815)	(6,158)	$(57,815)	(210,087)	$(2,101,617)	118,121	$1,182,242

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	46,929	$330,840	39,912	$376,859	14,953	$87,612	17,034	$94,400
Issued as reinvestment of distributions	6,006	39,178	5,042	47,749	2,053	12,004	0	0
Cost of shares redeemed	(66,792)	(444,054)	(36,260)	(336,759)	(22,124)	(127,007)	(15,028)	(83,645)

Net increase (decrease) resulting from Portfolio share transactions	(13,857)	$(74,036)	8,694	$87,849	(5,118)	$(27,391)	2,006	$10,755

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	85,682	$839,293	156,471	$1,569,005	12,133,200	$117,867,061	14,410,116	$141,537,350
Issued as reinvestment of distributions	24,563	237,042	7,995	79,869	24,168	234,835	22,143	215,011
Cost of shares redeemed	(178,897)	(1,752,456)	(433,101)	(4,324,949)	(12,197,359)	(118,477,927)	(15,523,244)	(152,500,713)

Net increase (decrease) resulting from Portfolio share transactions	(68,652)	$(676,121)	(268,635)	$(2,676,075)	(39,991)	$(376,031)	(1,090,985)	$(10,748,352)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on February 7, 2023, the Board was notified of a reverse share split for PIMCO Real Return Portfolio (the “Portfolio”), pursuant to which shareholders received one share in exchange for every three shares of the Portfolio.

The reverse share split was effective March 24, 2023. While the reverse share split reduced the number of outstanding shares of the Portfolio, it proportionately increased the NAV per share of the Portfolio such that the aggregate market value of the Portfolio’s shares remained the same. The reverse share split does not alter the rights or total value of a shareholder’s investment in the Portfolio, nor are they a taxable event for Portfolio investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Portfolio has been adjusted to reflect the reverse share split.

ANNUAL REPORT	|	MARCH 31, 2023	205

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO EM Bond and Short-Term Investments Portfolio	1	0	13%	0%

PIMCO High Yield and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	14%	0%

PIMCO Municipal Portfolio	1	0	14%	0%

PIMCO Real Return Portfolio	1	0	14%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	14%	0%

PIMCO International Portfolio	1	0	15%	0%

PIMCO Short Asset Portfolio	0	3	0%	76%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	53%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (each a “Consolidated Portfolio”) in order to effect certain investments for the Consolidated Portfolio consistent with each Consolidated Portfolio’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Portfolio and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Portfolio and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Portfolio name	Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Portfolio Net Assets†
PIMCO International Portfolio	PIMCO International Portfolio Subsidiary, LLC	03/20/2014	21.5%
PIMCO Short Asset Portfolio	PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	4.9%
PIMCO Short-Term Floating NAV Portfolio III	PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	14.5%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolios in the absence of SEC exemptive relief. PIMCO and the Distributor have

206	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolios.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2023, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO ABS and Short-Term Investments Portfolio	$0	$52,526	$0	$(202,500)	$0	$(200,275)	$0	$0	$(350,249)

PIMCO EM Bond and Short-Term Investments Portfolio	0	5,414	0	(50,987)	0	(24,757)	0	0	(70,330)

PIMCO High Yield and Short-Term Investments Portfolio	0	5,387	1,363	(55,337)	0	0	0	0	(48,587)

PIMCO Investment Grade Credit Bond Portfolio	0	9,039	0	(268,731)	0	(185,507)	0	0	(445,199)

PIMCO Long Duration Credit Bond Portfolio	0	140,122	0	(4,321,064)	(1)	(569,110)	0	0	(4,750,053)

PIMCO Low Duration Portfolio	0	11,475	0	(34,118)	0	(65,242)	0	0	(87,885)

PIMCO Moderate Duration Portfolio	0	16,162	0	(151,094)	0	(271,223)	0	0	(406,155)

PIMCO Mortgage and Short-Term Investments Portfolio	0	11,749	0	(120,772)	0	(247,019)	0	0	(356,042)

PIMCO Municipal Portfolio	946	0	0	(3,974)	0	(3,666)	0	0	(6,694)

PIMCO Real Return Portfolio	0	1,646	0	(7,442)	0	(37,257)	0	0	(43,053)

PIMCO Short-Term Portfolio	0	3,200	0	(2,874)	0	(94,703)	0	0	(94,377)

PIMCO Short-Term Floating NAV Portfolio II	0	869	0	(5,699)	(181)	(1,840)	0	0	(6,851)

PIMCO U.S. Government and Short-Term Investments Portfolio	0	4,142	0	(447,237)	0	(362,221)	0	0	(805,316)

PIMCO International Portfolio	0	0	0	(8,268)	0	(83,975)	0	0	(92,243)

PIMCO Short Asset Portfolio	0	0	0	(167,621)	0	(177,718)	0	(32,276)	(377,615)

PIMCO Short-Term Floating NAV Portfolio III	0	0	0	(3,675)	0	(32,830)	0	(5,993)	(42,498)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, return of capital distributions, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and other book tax adjustments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	|	MARCH 31, 2023	207

Notes to Financial Statements	(Cont.)

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$178,032	$22,243

PIMCO EM Bond and Short-Term Investments Portfolio	11,637	13,120

PIMCO High Yield and Short-Term Investments Portfolio	0	0

PIMCO Investment Grade Credit Bond Portfolio	61,261	124,246

PIMCO Long Duration Credit Bond Portfolio	391,639	177,471

PIMCO Low Duration Portfolio	51,371	13,871

PIMCO Moderate Duration Portfolio	204,237	66,986

PIMCO Mortgage and Short-Term Investments Portfolio	184,810	62,209

PIMCO Municipal Portfolio	1,019	2,647

PIMCO Real Return Portfolio*	16,352	20,905

PIMCO Short-Term Portfolio	16,785	77,918

PIMCO Short-Term Floating NAV Portfolio II	1,788	52

PIMCO U.S. Government and Short-Term Investments Portfolio	148,745	213,476

PIMCO International Portfolio	55,250	28,725

PIMCO Short Asset Portfolio	80,574	97,144

PIMCO Short-Term Floating NAV Portfolio III	6,004	26,826

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$5,805,028	$193,100	$(395,177)	$(202,077)

PIMCO EM Bond and Short-Term Investments Portfolio	572,706	9,212	(59,935)	(50,723)

PIMCO High Yield and Short-Term Investments Portfolio	206,678	2,758	(58,185)	(55,427)

PIMCO Investment Grade Credit Bond Portfolio	3,548,787	22,596	(291,286)	(268,690)

PIMCO Long Duration Credit Bond Portfolio	35,820,030	513,401	(4,834,310)	(4,320,909)

PIMCO Low Duration Portfolio	2,300,235	7,569	(41,687)	(34,118)

PIMCO Moderate Duration Portfolio	5,008,115	11,938	(163,032)	(151,094)

PIMCO Mortgage and Short-Term Investments Portfolio	3,634,163	53,077	(170,902)	(117,825)

PIMCO Municipal Portfolio	114,256	1,063	(5,037)	(3,974)

PIMCO Real Return Portfolio	283,989	808	(7,880)	(7,072)

PIMCO Short-Term Portfolio	376,744	20,805	(23,184)	(2,379)

PIMCO Short-Term Floating NAV Portfolio II	15,795,454	888	(6,587)	(5,699)

PIMCO U.S. Government and Short-Term Investments Portfolio	2,431,827	68,323	(513,803)	(445,480)

PIMCO International Portfolio	780,426	12,228	(19,859)	(7,631)

PIMCO Short Asset Portfolio	5,307,568	18,967	(186,819)	(167,852)

PIMCO Short-Term Floating NAV Portfolio III	12,581,660	38,991	(42,641)	(3,650)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, return of capital distributions, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and other book tax adjustments.

208	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2023				March 31, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$185,506	$0	$0	$0	$138,132	$10,581	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	23,701	0	0	0	22,001	0	0

PIMCO High Yield and Short-Term Investments Portfolio	0	18,001	0	0	0	27,002	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	110,433	5,527	0	0	154,712	10,102	0

PIMCO Long Duration Credit Bond Portfolio	0	1,324,679	123,492	0	0	1,473,181	382,750	0

PIMCO Low Duration Portfolio	0	57,505	0	0	0	13,655	0	0

PIMCO Moderate Duration Portfolio	0	85,906	0	0	0	64,030	17,231	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	62,903	0	0	0	54,003	0	0

PIMCO Municipal Portfolio	3,562	488	0	0	3,872	382	506	0

PIMCO Real Return Portfolio	0	5,305	2,041	0	0	5,050	18,300	0

PIMCO Short-Term Portfolio	0	9,201	0	0	0	7,300	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	344,927	0	0	0	15,483	13	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	40,253	0	0	0	46,806	2,445	0

PIMCO International Portfolio	0	12,352	0	0	0	0	0	0

PIMCO Short Asset Portfolio	0	231,084	0	6,217	0	79,995	0	0

PIMCO Short-Term Floating NAV Portfolio III	0	234,847	0	0	0	208,271	0	6,744

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2023	209

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2023, and the related statements of operations, of changes in net assets, and of cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO ABS and Short-Term Investments Portfolio(1)

PIMCO EM Bond and Short-Term Investments Portfolio(1)

PIMCO High Yield and Short-Term Investments Portfolio(1)

PIMCO Investment Grade Credit Bond Portfolio(1)

PIMCO Long Duration Credit Bond Portfolio(2)

PIMCO Low Duration Portfolio(1)

PIMCO Moderate Duration Portfolio(1)

PIMCO Mortgage and Short-Term Investments Portfolio(1)

PIMCO Municipal Portfolio(1)

PIMCO Real Return Portfolio(2)

PIMCO Short-Term Portfolio(1)

PIMCO Short-Term Floating NAV Portfolio II(1)

PIMCO U.S. Government and Short-Term Investments Portfolio(2)

PIMCO International Portfolio(3)

PIMCO Short Asset Portfolio(3)

PIMCO Short-Term Floating NAV Portfolio III(3)

(1)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023

(2)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statements of operations and of cash flows for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023

(3)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statement of operations for the year ended March 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the five years in the period ended March 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

210	PRIVATE ACCOUNT PORTFOLIO SERIES

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2023	211

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	NXN	Natixis New York

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

CDI	Natixis Singapore	MBC	HSBC Bank Plc	STR	State Street FICC Repo

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CLY	Crédit Agricole Corporate and Investment Bank	MSB	Morgan Stanley Bank, N.A	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MSR	Morgan Stanley & Co LLC FICC Repo	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CAD	Canadian Dollar	ILS	Israeli Shekel	THB	Thai Baht

CLP	Chilean Peso	INR	Indian Rupee	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar

DKK	Danish Krone	KRW	South Korean Won	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	MUTKCALM	Tokyo Overnight Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate

BSBY3M	Bloomberg 3Month Short Term Bank Yield Index	EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.

BAM	Build America Mutual Assurance

Other Abbreviations:

ABS	Asset-Backed Security	BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap

AID	Agency International Development	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	RMBS	Residential Mortgage-Backed Security

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor

212	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO ABS and Short-Term Investments Portfolio	0.00%	0.00%	$185,506	$0	$168,463

PIMCO EM Bond and Short-Term Investments Portfolio	0.00%	0.00%	2,500	0	17,192

PIMCO High Yield and Short-Term Investments Portfolio	0.00%	0.00%	10,068	0	16,198

PIMCO Investment Grade Credit Bond Portfolio	1.42%	1.42%	110,429	0	112,679

PIMCO Long Duration Credit Bond Portfolio	0.00%	0.00%	1,233,447	91,210	1,165,800

PIMCO Low Duration Portfolio	0.00%	0.00%	57,505	0	46,344

PIMCO Moderate Duration Portfolio	0.00%	0.00%	85,906	0	79,111

PIMCO Mortgage and Short-Term Investments Portfolio	0.00%	0.00%	62,903	0	50,741

PIMCO Municipal Portfolio	0.00%	0.00%	4,050	0	0

PIMCO Real Return Portfolio	0.00%	0.00%	1,351	0	6,200

PIMCO Short-Term Portfolio	0.00%	0.00%	9,201	0	5,501

PIMCO Short-Term Floating NAV Portfolio II	0.00%	0.00%	344,347	580	202,836

PIMCO U.S. Government and Short-Term Investments Portfolio	0.00%	0.00%	40,253	0	38,253

PIMCO International Portfolio	0.00%	0.00%	4,453	0	0

PIMCO Short Asset Portfolio	0.00%	0.00%	195,567	0	100,861

PIMCO Short-Term Floating NAV Portfolio III	0.00%	0.00%	234,847	0	87,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

ANNUAL REPORT	|	MARCH 31, 2023	213

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.  Non-corporate portfolio shareholders of the portfolios below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the portfolios as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO ABS and Short-Term Investments Portfolio	0.00%

PIMCO EM Bond and Short-Term Investments Portfolio	0.00%

PIMCO High Yield and Short-Term Investments Portfolio	0.00%

PIMCO Investment Grade Credit Bond Portfolio	0.00%

PIMCO Long Duration Credit Bond Portfolio	0.00%

PIMCO Low Duration Portfolio	0.00%

PIMCO Moderate Duration Portfolio	0.00%

PIMCO Mortgage and Short-Term Investments Portfolio	0.00%

PIMCO Municipal Portfolio	0.00%

PIMCO Real Return Portfolio	0.00%

PIMCO Short-Term Portfolio	0.00%

PIMCO Short-Term Floating NAV Portfolio II	0.00%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.00%

PIMCO International Portfolio	0.00%

PIMCO Short Asset Portfolio	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%

214	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolios’ Offering Memorandum Supplement includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolios’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	215

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	217

Privacy Policy[1]	(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

218	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	219

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolios estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO ABS and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2714	$0.0000	$0.0535	$0.3249

March 2023	$0.0239	$0.0000	$0.0000	$0.0239

PIMCO EM Bond and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1574	$0.0000	$0.1260	$0.2834

March 2023	$0.0409	$0.0000	$0.0000	$0.0409

PIMCO High Yield and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0344	$0.0000	$0.0000	$0.0344

March 2023	$0.2544	$0.0000	$0.0000	$0.2544

PIMCO Investment Grade Credit Bond Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1550	$0.0000	$0.0228	$0.1778

March 2023	$0.0218	$0.0000	$0.0000	$0.0218

PIMCO Long Duration Credit Bond Portfolio Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1895	$0.0000	$0.0000	$0.1895

March 2023	$0.1131	$0.0000	$0.0000	$0.1131

PIMCO Low Duration Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1301	$0.0000	$0.0000	$0.1301

March 2023	$0.0518	$0.0000	$0.0000	$0.0518

PIMCO Moderate Duration Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1136	$0.0000	$0.0018	$0.1354

March 2023	$0.0367	$0.0000	$0.0000	$0.0367

PIMCO Mortgage and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.2160	$0.0000	$0.0000	$0.2160

March 2023	$0.0424	$0.0000	$0.0000	$0.0424

PIMCO Municipal Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0589	$0.0000	$0.0000	$0.0589

March 2023	$0.0831	$0.0000	$0.0000	$0.0831

220	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

PIMCO Real Return Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0516	$0.0000	$0.0000	$0.0516

March 2023	$0.0082	$0.0000	$0.0000	$0.0082

PIMCO U.S. Government and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0824	$0.0000	$0.0000	$0.0824

March 2023	$0.0313	$0.0000	$0.0000	$0.0313

PIMCO International Portfolio Single Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0470	$0.0000	$0.0000	$0.0470

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Short Asset Portfolio Single Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0234	$0.0000	$0.0000	$0.0234

November 2022	$0.0301	$0.0000	$0.0000	$0.0301

December 2022	$0.2403	$0.0000	$0.0000	$0.2403

January 2023	$0.0319	$0.0000	$0.0000	$0.0319

February 2023	$0.0332	$0.0000	$0.0000	$0.0332

March 2023	$0.0397	$0.0000	$0.0000	$0.0397

PIMCO Short-Term Floating NAV Portfolio III Single Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2022	$0.0239	$0.0000	$0.0000	$0.0239

November 2022	$0.0287	$0.0000	$0.0000	$0.0287

December 2022	$0.0359	$0.0000	$0.0000	$0.0359

January 2023	$0.0336	$0.0000	$0.0000	$0.0336

February 2023	$0.0337	$0.0000	$0.0007	$0.0344

March 2023	$0.0353	$0.0000	$0.0067	$0.0420

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2023	221

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS3016AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Private Account Portfolio Series

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Authority: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO All Authority: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Authority: Multi-RAE PLUS Fund (each a “Fund” and collectively, the “Funds”).

Shares of the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. Shares of the PIMCO All Authority: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset All Authority Fund, a series of PIMCO Funds. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment fund. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to offering memorandum and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries, has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’

4	PRIVATE ACCOUNT PORTFOLIO SERIES

enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified
PIMCO All Authority: Multi-RAE PLUS Fund	08/23/22	Non-diversified
PIMCO All Asset: Multi-RAE PLUS Fund	10/06/20	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Portfolio, investors can inform the Portfolio by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Portfolio or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and

6	PRIVATE ACCOUNT PORTFOLIO SERIES

valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO All Asset: Multi-RAE PLUS Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	50.7%

Asset-Backed Securities	32.0%

Non-Agency Mortgage-Backed Securities	8.0%

Corporate Bonds & Notes	4.0%

U.S. Government Agencies	3.2%

U.S. Treasury Obligations	2.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	Fund Inception (10/06/20)
PIMCO All Asset: Multi-RAE PLUS Fund	(7.13)%	6.13%
MSCI All Country World Value Index	(5.51)%	10.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). In addition to long equity exposures, the Fund may also obtain short exposure to equity markets, but will not normally seek to obtain a net short equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives instruments (such as, but not limited to, forwards, futures contracts, swap agreements or options) or other similar investments to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. large cap equities, particularly large cap value, contributed to performance, as the value of these securities increased.

»	Long exposure to developed ex-U.S. equities contributed to performance, as the value of these securities generally increased.

»	There were no other material contributors for this Fund.

»	Long exposure to U.S. small cap equities, particularly small cap value, detracted from performance, as the value of these securities declined.

»	Long exposure to emerging market equities detracted from performance, as the value of these securities declined.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to eurozone duration contributed to performance, as interest rates rose.

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	Securitized credit spread exposure, particularly through non-agency residential mortgage-backed securities, detracted from performance, as spreads widened.

»	High yield corporate credit spread exposure detracted from performance, as spreads widened.

»	Investment grade corporate credit spread exposure detracted from performance, as spreads widened.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Authority: Multi-RAE PLUS Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	61.3%

Asset-Backed Securities	19.4%

Non-Agency Mortgage-Backed Securities	13.7%

U.S. Government Agencies	3.1%

Corporate Bonds & Notes	1.8%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

Fund Inception (08/23/22)*
PIMCO All Authority: Multi-RAE PLUS Fund	2.16%
MSCI All Country World Value Index	2.59%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Authority: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long and short exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). While the Fund is expected in most market environments to have a net long equity exposure, it may have a net short equity exposure under certain market conditions. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives instruments (such as, but not limited to, forwards, futures contracts, swap agreements or options) or other similar investments to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to developed ex-U.S. equities contributed to performance, as the value of these securities increased.

»	Long exposure to emerging market equities contributed to performance, as the value of these securities increased.

»	Long exposure to U.S. small cap equities, particularly small cap value, detracted from performance, as the value of these securities declined.

»	Inverse exposure to U.S. large cap equities detracted from performance, as the value of securities tied to inverse U.S. equity exposure decreased.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Investment grade corporate credit spread exposure contributed to performance, as spreads tightened.

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO All Asset: Multi-Real Fund

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	65.0%

Real Estate Investment Trusts	11.4%

Short-Term Instruments‡	8.7%

Asset-Backed Securities	6.4%

U.S. Government Agencies	3.2%

Sovereign Issues	2.5%

Corporate Bonds and Notes	1.9%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	(20.98)%	16.42%
Bloomberg U.S. TIPS Index	(6.06)%	(0.66)%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	(16.43)%	14.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments, and complementing these exposures with a portfolio of inflation-linked securities and other Fixed Income Instruments. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities and may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to a diversified mix of commodities, specifically during the period ended May 30, 2022, contributed to absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return (BCOM) posted gains.

»	Exposure to real estate investment trusts (“REITs”) detracted from absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted negative returns.

»	Exposure to master limited partnerships (“MLPs”) contributed to absolute performance, as MLPs, as measured by the Alerian MLP Index and Alerian Midstream Energy Total Return Index, generally posted positive returns.

»	There are no other material contributors or detractors for this Fund.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	The structural allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral within the Fund detracted from absolute performance, as U.S. TIPS, as measured by the Bloomberg U.S. TIPS Index, underperformed nominal financing rates, as measured by Bloomberg U.S. Treasury Bills: 1-3 Month Total Return Index.

»	Exposure to Danish duration detracted from performance, as Danish rates rose.

»	Short exposure to German interest rates contributed to performance, as German rates moved higher.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-RAE PLUS Fund	$1,000.00	$1,196.00	$5.58	$1,000.00	$1,019.85	$5.14	1.02%
PIMCO All Authority: Multi-RAE PLUS Fund	1,000.00	1,167.50	5.40	1,000.00	1,019.95	5.04	1.00
PIMCO All Asset: Multi-Real Fund (Consolidated)	1,000.00	1,104.00	17.42	1,000.00	1,008.38	16.62	3.32

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	11

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

MSCI All Country World Value Index	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed markets countries and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

* It is not possible to invest directly in an unmanaged index.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2023	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset: Multi-RAE PLUS Fund

03/31/2023	$10.38	$0.23	$(0.97)	$(0.74)	$0.00	$0.00	$0.00	$0.00

03/31/2022	11.60	(0.00)	(0.36)	(0.36)	(0.80)	(0.06)	0.00	(0.86)

10/06/2020 - 03/31/2021	10.00	(0.01)	2.94	2.93	(1.32)	(0.01)	0.00	(1.33)

PIMCO All Authority: Multi-RAE PLUS Fund

08/23/2022 - 03/31/2023	$10.00	$0.18	$0.04	$0.22	$(0.46)	$0.00	$0.00	$(0.46)

PIMCO All Asset: Multi-Real Fund (Consolidated)

03/31/2023	$14.26	$0.57	$(3.35)	$(2.78)	$(2.52)	$(0.11)	$0.00	$(2.63)

03/31/2022	12.30	0.68	4.60	5.28	(3.21)	(0.11)	0.00	(3.32)

09/22/2020 - 03/31/2021	10.00	0.04	2.64	2.68	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.64	(7.13)%	$2,909,688	0.96%		0.96%		0.89%		0.89%		2.45%		52%

10.38	(3.70)	3,949,906	0.89		0.89		0.89		0.89		(0.04)		57

11.60	29.59	3,218,304	0.90	*	0.90	*	0.89	*	0.89	*	(0.15	)*	100

$9.76	2.16%	$447,188	0.98	%*	1.00	%*	0.89	%*	0.91	%*	3.11	%*	11%

$8.85	(20.93)%	$2,489,847	2.70%		2.84%		0.74%		0.88%		5.43%		117%

14.26	46.22	3,042,029	0.79		0.88		0.74		0.83		4.88		96

12.30	26.87	1,621,140	0.81	*	0.88	*	0.75	*	0.82	*	0.70	*	87

ANNUAL REPORT	|	MARCH 31, 2023	15

Statements of Assets and Liabilities	March 31, 2023

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

Assets:

Investments, at value
Investments in securities*	$3,669,771	$557,283
Investments in Affiliates	181	19,536
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,302	321
Over the counter	7,618	2,876
Cash	11,451	1,813
Deposits with counterparty	35,814	5,020
Foreign currency, at value	1,562	1,282
Receivable for investments sold	69,982	10,677
Receivable for TBA investments sold	46	0
Interest and/or dividends receivable	9,714	1,214
Dividends receivable from Affiliates	1	80
Total Assets	3,807,442	600,102

Liabilities:

Borrowings & Other Financing Transactions
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,982	$141
Over the counter	20,722	3,254
Payable for investments purchased	743,597	129,118
Payable for investments in Affiliates purchased	1	80
Payable for TBA investments purchased	108,736	16,949
Deposits from counterparty	19,394	2,997
Accrued investment advisory fees	1,670	261
Accrued supervisory and administrative fees	652	102
Accrued reimbursement to PIMCO	0	12
Total Liabilities	897,754	152,914

Net Assets	$2,909,688	$447,188

Net Assets Consist of:

Paid in capital	$3,154,551	$435,886
Distributable earnings (accumulated loss)	(244,863)	11,302

Net Assets	$2,909,688	$447,188

Shares Issued and Outstanding:	301,968	45,815

Net Asset Value Per Share Outstanding(a):	9.64	9.76

Cost of investments in securities	$3,824,410	$553,636
Cost of investments in Affiliates	$181	$19,928
Cost of foreign currency held	$1,704	$1,278
Cost or premiums of financial derivative instruments, net	$8,090	$622

* Includes repurchase agreements of:	$1,555,900	$254,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	March 31, 2023

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi-Real Fund

Assets:

Investments, at value
Investments in securities	$4,062,741
Investments in Affiliates	142
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,384
Over the counter	38,310
Cash	7,816
Deposits with counterparty	15,925
Foreign currency, at value	5,303
Receivable for investments sold	66,987
Receivable for TBA investments sold	73,942
Interest and/or dividends receivable	8,084
Dividends receivable from Affiliates	36
Reimbursement receivable from PIMCO	125
Total Assets	4,284,795

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,386,730
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,373
Over the counter	7,593
Payable for investments purchased	149,578
Payable for investments in Affiliates purchased	36
Payable for TBA investments purchased	194,115
Deposits from counterparty	50,809
Accrued investment advisory fees	1,141
Accrued supervisory and administrative fees	573
Total Liabilities	1,794,948

Net Assets	$2,489,847

Net Assets Consist of:

Paid in capital	$2,927,073
Distributable earnings (accumulated loss)	(437,226)

Net Assets	$2,489,847

Shares Issued and Outstanding:	281,347

Net Asset Value Per Share Outstanding(a):	8.85

Cost of investments in securities	$4,332,336
Cost of investments in Affiliates	$142
Cost of foreign currency held	$5,319
Cost or premiums of financial derivative instruments, net	$(1,208)

* Includes repurchase agreements of:	$262,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2023	17

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund(a)

Investment Income:

Interest	$116,697	$11,864
Dividends	44	0
Dividends from Investments in Affiliates	290	852
Total Income	117,031	12,716

Expenses:

Investment advisory fees	22,019	1,978
Supervisory and administrative fees	8,601	773
Trustee fees	21	3
Interest expense	2,304	288
Organizational expense	0	79
Total Expenses	32,945	3,121
Waiver and/or Reimbursement by PIMCO	0	(67)
Net Expenses	32,945	3,054

Net Investment Income (Loss)	84,086	9,662

Net Realized Gain (Loss):

Investments in securities	(64,057)	4,554
Investments in Affiliates	(124)	(53)
Exchange-traded or centrally cleared financial derivative instruments	(22,949)	1,362
Over the counter financial derivative instruments	(220,219)	13,710
Foreign currency	288	(86)

Net Realized Gain (Loss)	(307,061)	19,487

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(86,543)	3,646
Investments in Affiliates	132	(392)
Exchange-traded or centrally cleared financial derivative instruments	36,667	1,269
Over the counter financial derivative instruments	(100,711)	(378)
Foreign currency assets and liabilities	(28)	8

Net Change in Unrealized Appreciation (Depreciation)	(150,483)	4,153

Net Increase (Decrease) in Net Assets Resulting from Operations	$(373,458)	$33,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was August 23, 2022.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO All Asset: Multi-Real Fund

Investment Income:

Interest	$174,817
Dividends	14,478
Dividends from Investments in Affiliates	229
Total Income	189,524

Expenses:

Investment advisory fees	13,641
Supervisory and administrative fees	6,732
Trustee fees	14
Interest expense	45,621
Total Expenses	66,008
Waiver and/or Reimbursement by PIMCO	(3,137)
Net Expenses	62,871

Net Investment Income (Loss)	126,653

Net Realized Gain (Loss):

Investments in securities	(190,059)
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	57,416
Over the counter financial derivative instruments	(107,657)
Short sales	(90)
Foreign currency	198

Net Realized Gain (Loss)	(240,204)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(272,747)
Exchange-traded or centrally cleared financial derivative instruments	(17,886)
Over the counter financial derivative instruments	(40,836)
Foreign currency assets and liabilities	389

Net Change in Unrealized Appreciation (Depreciation)	(331,080)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(444,631)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	19

Statements of Changes in Net Assets

	PIMCO All Asset: Multi-RAE PLUS Fund		PIMCO All Authority: Multi-RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Inception date through March 31, 2023(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$84,086	$(1,539)	$9,662
Net realized gain (loss)	(307,061)	(172,902)	19,487
Net change in unrealized appreciation (depreciation)	(150,483)	22,787	4,153

Net Increase (Decrease) in Net Assets Resulting from Operations	(373,458)	(151,654)	33,302

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	(288,361)	(22,000)

Total Distributions(b)	0	(288,361)	(22,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(666,760)	1,171,617	435,886

Total Increase (Decrease) in Net Assets	(1,040,218)	731,602	447,188

Net Assets:

Beginning of year	3,949,906	3,218,304	0
End of year	$2,909,688	$3,949,906	$447,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was August 23, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Statements for more information.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Changes in Net Assets

	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$126,653	$130,038
Net realized gain (loss)	(240,204)	689,862
Net change in unrealized appreciation (depreciation)	(331,080)	92,117

Net Increase (Decrease) in Net Assets Resulting from Operations	(444,631)	912,017

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(506,999)	(634,353)

Total Distributions(a)	(506,999)	(634,353)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	399,448	1,143,225

Total Increase (Decrease) in Net Assets	(552,182)	1,420,889

Net Assets:

Beginning of year	3,042,029	1,621,140
End of year	$2,489,847	$3,042,029

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2023	21

Consolidated Statement of Cash Flows	PIMCO All Asset: Multi-Real Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(444,631)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,466,612)
Proceeds from sales of long-term securities	4,773,248
(Purchases) Proceeds from sales of short-term portfolio investments, net	296,162
(Increase) decrease in deposits with counterparty	(2,185)
(Increase) decrease in receivable for investments sold	(58,888)
(Increase) decrease in interest and/or dividends receivable	(1,924)
(Increase) decrease in dividends receivable from Affiliates	(35)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	34,018
Proceeds from (Payments on) over the counter financial derivative instruments	(108,223)
(Increase) decrease in reimbursement receivable from PIMCO	265
Increase (decrease) in payable for investments purchased	64,323
Increase (decrease) in deposits from counterparty	(118,628)
Increase (decrease) in accrued investment advisory fees	(424)
Increase (decrease) in accrued supervisory and administrative fees	(198)
Proceeds from (Payments on) short sales transactions, net	(9,937)
Proceeds from (Payments on) foreign currency transactions	587
Net Realized (Gain) Loss
Investments in securities	190,059
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	(57,416)
Over the counter financial derivative instruments	107,657
Short sales	90
Foreign currency	(198)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	272,747
Exchange-traded or centrally cleared financial derivative instruments	17,886
Over the counter financial derivative instruments	40,836
Foreign currency assets and liabilities	(389)
Net amortization (accretion) on investments	29,329

Net Cash Provided by (Used for) Operating Activities	557,531

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,187,364
Payments on shares redeemed	(1,294,915)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	31,407,579
Payments on reverse repurchase agreements	(31,807,255)
Proceeds from sale-buyback transactions	30,639,738
Payments on sale-buyback transactions	(30,722,483)

Net Cash Received from (Used for) Financing Activities	(589,972)

Net Increase (Decrease) in Cash and Foreign Currency	(32,441)

Cash and Foreign Currency:

Beginning of year	45,560
End of year	$13,119

* Reinvestment of distributions	$506,999

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$40,579

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.1%

CORPORATE BONDS & NOTES 5.1%

BANKING & FINANCE 3.3%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$2,196	$2,099
3.300% due 01/30/2032		2,000	1,658

American Tower Corp.
1.000% due 01/15/2032	EUR	496	398
3.800% due 08/15/2029		$836	778

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,143
4.375% due 01/30/2024		12	12
5.500% due 12/15/2024		1,660	1,640

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	356
2.528% due 11/18/2027		2,755	2,334
4.250% due 04/15/2026		700	659

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(i)(j)	EUR	2,400	2,494

Banco BTG Pactual SA
4.500% due 01/10/2025		$954	921

Barclays PLC
5.875% due 09/15/2024 •(i)(j)	GBP	500	529
6.252% (US0003M + 1.380%) due 05/16/2024 ~		$924	921
7.125% due 06/15/2025 •(i)(j)	GBP	2,273	2,459
7.750% due 09/15/2023 •(i)(j)		$3,900	3,587

Credit Suisse AG AT1 Claim ^		14,166	814

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,700	1,371
4.194% due 04/01/2031 •		250	223

Crown Castle, Inc.
4.300% due 02/15/2029		351	339

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,900	1,848
2.129% due 11/24/2026 •(k)		$4,400	3,796
3.035% due 05/28/2032 •(k)		3,100	2,391
3.547% due 09/18/2031 •		4,633	3,803
3.961% due 11/26/2025 •		1,993	1,887

Equinix, Inc.
1.550% due 03/15/2028		222	188

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	3,003	2,900

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$1,300	1,220
4.063% due 11/01/2024		600	580
4.687% due 06/09/2025		200	193
5.125% due 06/16/2025		1,500	1,470
5.584% due 03/18/2024		600	595

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		200	199

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		10,500	10,515

GSPA Monetization Trust
6.422% due 10/09/2029		193	187

Healthcare Realty Holdings LP
2.400% due 03/15/2030		241	193

HSBC Holdings PLC
2.357% due 08/18/2031 •		431	348
2.848% due 06/04/2031 •		300	252
4.000% due 03/09/2026 •(i)(j)		1,500	1,224
4.292% due 09/12/2026 •		309	296
4.950% due 03/31/2030		200	196

ING Groep NV
3.875% due 05/16/2027 •(i)(j)		600	438
5.750% due 11/16/2026 •(i)(j)		500	433

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(i)(j)	EUR	600	525

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$862	773

Lloyds Banking Group PLC
4.550% due 08/16/2028		266	253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 09/27/2025 •(i)(j)		$2,515	$2,340
7.875% due 06/27/2029 •(i)(j)	GBP	600	665

NatWest Group PLC
4.269% due 03/22/2025 •		$378	371
4.519% due 06/25/2024 •		388	386
4.600% due 06/28/2031 •(i)(j)		600	424
6.684% (US0003M + 1.550%) due 06/25/2024 ~		3,314	3,312
8.000% due 08/10/2025 •(i)(j)		258	255

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		5,700	4,825

Nomura Holdings, Inc.
2.679% due 07/16/2030		409	331

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	16,474	1,864

Nykredit Realkredit AS
1.500% due 10/01/2053		81,225	9,179

Park Intermediate Holdings LLC
4.875% due 05/15/2029		$1,500	1,292

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	21,208	2,394

Standard Chartered PLC
7.750% due 04/02/2023 •(i)(j)		$700	700

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		991	808

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		1,600	1,114

VICI Properties LP
4.750% due 02/15/2028		1,650	1,566

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	2,100	1,969
3.000% due 04/22/2026		$366	346

Weyerhaeuser Co.
4.000% due 04/15/2030		354	331

			95,910

INDUSTRIALS 1.5%

Aker BP ASA
2.875% due 01/15/2026		450	426

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		4,300	3,827

Boeing Co.
3.250% due 02/01/2035		500	409

Broadcom, Inc.
3.137% due 11/15/2035		2,300	1,771
3.187% due 11/15/2036		2,136	1,621
3.419% due 04/15/2033		1,200	1,005
3.500% due 02/15/2041		1,600	1,208

CCO Holdings LLC
4.500% due 06/01/2033		900	726

Charter Communications Operating LLC
3.900% due 06/01/2052		4,000	2,649
6.464% (US0003M + 1.650%) due 02/01/2024 ~		1,032	1,036

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,198

CVS Health Corp.
4.125% due 04/01/2040		18	15

CVS Pass-Through Trust
6.943% due 01/10/2030		31	32

DAE Funding LLC
1.625% due 02/15/2024		2,100	2,010
2.625% due 03/20/2025		1,800	1,695
3.375% due 03/20/2028		1,800	1,625

Dell International LLC
4.900% due 10/01/2026		22	22

Equinor ASA
3.125% due 04/06/2030		18	17

Expedia Group, Inc.
2.950% due 03/15/2031		189	158
6.250% due 05/01/2025		1,823	1,847

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	1,481	1,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$867	$795

Imperial Brands Finance PLC
3.125% due 07/26/2024		330	320
3.500% due 07/26/2026		1,527	1,432

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,835	2,896

MPLX LP
2.650% due 08/15/2030		$1,100	933

Nakilat, Inc.
6.067% due 12/31/2033		439	461

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		570	562
3.522% due 09/17/2025		1,856	1,759
4.810% due 09/17/2030		4,600	4,168

NPC Ukrenergo
6.875% due 11/09/2028 ^(e)		400	70

Oracle Corp.
3.600% due 04/01/2040		18	14

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	400	362
4.625% due 02/16/2026		100	108

Southern Co.
3.700% due 04/30/2030		$123	115

T-Mobile USA, Inc.
2.875% due 02/15/2031		1,800	1,555
3.375% due 04/15/2029		1,300	1,186
3.500% due 04/15/2031		2,000	1,800

			43,434

UTILITIES 0.3%

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		266	245

DTE Electric Co.
2.625% due 03/01/2031		311	269

Edison International
5.750% due 06/15/2027		54	55

Exelon Corp.
4.050% due 04/15/2030		18	17

Georgia Power Co.
2.650% due 09/15/2029		18	16

Pacific Gas & Electric Co.
1.700% due 11/15/2023		2,200	2,147
2.500% due 02/01/2031		582	472
3.000% due 06/15/2028		2,300	2,044
4.550% due 07/01/2030		1,200	1,125

Rio Oil Finance Trust
8.200% due 04/06/2028		2,006	2,024

			8,414

Total Corporate Bonds & Notes (Cost $170,666)			147,758

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		35	41

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		1,505	1,394

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043		645	784

			2,219

ILLINOIS 0.0%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		110	117

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	23

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	$60	$64
6.725% due 04/01/2035	130	139
7.350% due 07/01/2035	93	102

		422

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	24

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	62

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	5	6

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	690	767

Total Municipal Bonds & Notes (Cost $3,967)		3,500

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
0.000% due 08/25/2039 (b)(g)	91	77
0.000% due 11/25/2040 •	1	1
1.005% due 03/25/2041 ~(a)	148	12
1.205% due 03/25/2037 •(a)	42	3
1.255% due 04/25/2037 •(a)	144	12
1.305% due 11/25/2039 •(a)	24	2
1.535% due 03/25/2037 •(a)	57	5
1.555% due 05/25/2037 •(a)	132	11
1.855% due 03/25/2036 ~(a)	56	4
1.945% due 04/25/2037 •(a)	264	29
2.241% due 01/25/2031 ~(a)	789	73
2.355% due 02/25/2037 •(a)	26	3
2.805% due 07/25/2033 •(a)	14	1
3.619% due 08/01/2035 •	3	3
3.675% due 06/01/2034 •	1	1
3.908% due 10/01/2035 •	1	1
4.047% due 03/01/2036 •	1	1
4.323% due 12/01/2034 •	19	18
4.395% due 11/01/2034 •	1	1
4.500% due 09/25/2040	452	455
4.747% due 03/25/2036 •	1	1
4.967% due 09/25/2042 ~	3	3
5.175% due 04/25/2037 •	1	1
5.195% due 07/25/2037 •	7	7
5.225% due 07/25/2037 •	9	9
5.245% due 03/01/2034 - 09/25/2035 •	26	26
5.255% due 09/25/2035 ~	15	15
5.365% due 10/25/2040 •	5	5
5.565% due 06/25/2037 •	68	67
7.179% due 12/25/2036 •	3	4

Freddie Mac
0.564% due 09/15/2041 ~	134	120
1.491% due 02/15/2040 •	34	30
1.786% due 07/15/2036 •(a)	81	7
1.886% due 09/15/2036 •(a)	50	4
2.016% due 04/15/2036 ~(a)	13	1
3.488% due 06/01/2035 •	0	1
3.500% due 07/15/2042 - 05/01/2049	929	869
4.000% due 07/01/2047 - 03/01/2049	648	632
4.338% due 10/25/2044 •	1	1
4.538% due 07/25/2044 ~	2	2
4.984% due 05/15/2037 •	2	2
5.000% due 05/01/2023 - 04/15/2041	484	501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.064% due 03/15/2037 •	$28	$27
5.084% due 11/15/2043 •	23	23
5.234% due 07/15/2041 •	31	31
5.384% due 08/15/2037 •	77	77
5.394% due 10/15/2037 ~	12	12
5.404% due 05/15/2037 ~	43	43
5.404% due 09/15/2037 •	45	45
5.500% due 03/15/2034 - 03/01/2039	67	67
6.000% due 08/01/2027 - 12/01/2037	3	3
6.500% due 05/01/2035	19	20

Ginnie Mae
2.698% due 08/20/2047 •	209	198
2.750% due 11/20/2044 •	125	123
2.857% due 04/20/2068 •	444	437
3.500% due 02/15/2045 - 03/15/2045	63	62
5.000% due 08/15/2033 - 03/15/2042	746	770
6.000% due 07/15/2037 - 08/15/2037	2	2

U.S. Small Business Administration
4.430% due 05/01/2029	5	5
5.490% due 03/01/2028	5	5
6.020% due 08/01/2028	34	33

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	2,365	2,234
4.000% due 01/01/2025 - 10/01/2030	4	5
4.500% due 05/01/2023 - 02/01/2044	620	622
5.000% due 08/01/2023 - 12/01/2029	45	47
5.500% due 02/01/2025 - 09/01/2041	319	328
6.000% due 10/01/2026 - 05/01/2041	388	400
6.500% due 09/01/2036	26	26

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	50	47
5.000% due 04/01/2053	33,800	33,713
6.500% due 04/01/2053	72,600	74,863

Total U.S. Government Agencies (Cost $118,540)		117,289

U.S. TREASURY OBLIGATIONS 2.5%

U.S. Treasury Bonds
1.375% due 11/15/2040	4,100	2,827
2.250% due 08/15/2049	146	110
3.000% due 08/15/2048	473	414
3.000% due 02/15/2049	17,298	15,155
3.125% due 05/15/2048	124	111
3.625% due 02/15/2053	100	99
4.625% due 02/15/2040	3,734	4,206

U.S. Treasury Inflation Protected Securities (h)
0.250% due 02/15/2050 (p)	1,746	1,268
1.000% due 02/15/2046	1,896	1,698
1.000% due 02/15/2048 (p)	8,624	7,692
1.000% due 02/15/2049	9,890	8,810

U.S. Treasury Notes
0.375% due 12/31/2025 (p)	1,000	912
0.500% due 02/28/2026	4,300	3,909
1.500% due 10/31/2024 (n)(p)	2,002	1,918
1.750% due 12/31/2024 (n)	622	597
2.125% due 05/15/2025 (n)(p)	2,485	2,390
2.375% due 05/15/2029	2,075	1,937
2.625% due 12/31/2025 (n)(p)	1,777	1,721
2.750% due 05/31/2023 (p)	194	193
3.000% due 09/30/2025 (n)	10,043	9,825
3.000% due 10/31/2025 (n)(p)	7,253	7,095

Total U.S. Treasury Obligations (Cost $95,106)		72,887

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%

Adjustable Rate Mortgage Trust
3.923% due 01/25/2036 ^~		$518	$397

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •		10,604	3,184
5.035% due 05/25/2046 ^•		10	8
5.035% due 10/25/2046 •		35	19
6.750% due 11/25/2046 þ		223	196

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		27	21

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		46	41

Avon Finance PLC
5.071% due 09/20/2048 •	GBP	3,403	4,191

Banc of America Funding Trust
3.687% due 09/20/2046 ^~		$391	331
3.793% due 06/20/2037 ^~		10	8
4.136% due 02/20/2035 ~		9	7
4.496% due 09/20/2034 ~		1	1
5.141% due 10/20/2036 •		6	4
5.181% due 04/20/2047 ^•		3	3
5.221% due 02/20/2047 •		401	336
6.000% due 08/25/2036 ^		8	7

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~		5	4
3.588% due 06/25/2034 ~		5	5
4.029% due 05/25/2033 ~		4	4
4.127% due 01/25/2035 ~		6	5
4.176% due 02/25/2034 ~		6	6

BCAP LLC Trust
5.205% due 03/25/2037 •		1,661	1,429

Bear Stearns Adjustable Rate Mortgage Trust
3.841% due 07/25/2034 ~		5	5
3.977% due 11/25/2034 ~		1	1
4.047% due 08/25/2033 ~		3	2
4.065% due 04/25/2033 ~		1	1
4.287% due 01/25/2033 ~		27	26
4.594% due 02/25/2036 ^~		47	41
6.800% due 02/25/2036 •		3	3

Bear Stearns ALT-A Trust
3.386% due 11/25/2035 ^~		62	54
3.852% due 07/25/2035 ~		55	38
3.942% due 05/25/2035 ~		17	16
4.077% due 10/25/2035 ^~		48	40
5.165% due 08/25/2036 ~		363	300
5.165% due 01/25/2047 ^~		37	29
5.185% due 12/25/2046 ^•		4	3
5.345% due 01/25/2036 ^~		5	7

Bear Stearns Mortgage Funding Trust
5.025% due 10/25/2036 •		16,132	13,133

BX Trust
5.981% due 10/15/2036 •		16,000	15,074

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~		117	95
3.861% due 12/25/2035 ^~		5	5
3.993% due 01/25/2036 ^~		6	5

ChaseFlex Trust
5.145% due 07/25/2037 •		2,560	2,109

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 05/25/2036 ~		92	78

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~		136	117
5.165% due 01/25/2037 •		98	82
5.410% due 10/25/2035 •		9	8
6.170% due 09/25/2062 þ		17,893	17,808
6.228% due 11/25/2070 þ		106	106
6.380% due 03/25/2036 ^•		24	21
7.110% due 10/25/2035 ^~		10	10

CitiMortgage Alternative Loan Trust
5.445% due 04/25/2037 •		132	111
6.000% due 12/25/2036 ^		41	35
6.000% due 06/25/2037 ^		54	47

Commercial Mortgage Trust
3.545% due 02/10/2036		1,034	954

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.790% due 08/25/2035 ~	$1,162	$892
4.138% due 12/25/2035 •	5	5
4.538% due 08/25/2035 •	20	18
4.618% due 01/25/2036 •	77	69
4.951% due 09/20/2046 •	2,950	2,844
4.971% due 07/20/2046 ^~	8	6
4.971% due 09/20/2046 •	14	12
5.045% due 04/25/2047 ~	2,075	1,878
5.055% due 04/25/2047 ~	2,029	1,535
5.085% due 12/25/2046 •	6,756	5,683
5.145% due 06/25/2035 ^•	950	656
5.181% due 03/20/2046 •	13	10
5.185% due 05/25/2047 ~	190	159
5.188% due 10/20/2035 ~	5	3
5.221% due 05/20/2046 ^~	3	3
5.225% due 09/25/2046 ^•	50	46
5.245% due 05/25/2036 •	70	58
5.245% due 08/25/2037 •	10	7
5.345% due 11/25/2036 •	13,920	11,217
5.365% due 12/25/2035 •	5	5
5.378% due 11/20/2035 •	37	33
5.395% due 05/25/2035 •	27	20
5.401% due 12/20/2035 •	41	35
5.405% due 02/25/2037 •	295	239
5.445% due 08/25/2035 •	214	188
5.485% due 11/25/2035 •	217	170
5.500% due 06/25/2025	178	146
5.500% due 05/25/2035	94	74
5.500% due 11/25/2035 ^	62	39
5.500% due 11/25/2035	5	3
5.750% due 03/25/2037	82	47
6.000% due 12/25/2035 ^	220	163
6.000% due 05/25/2036 ^	35	18
6.000% due 08/25/2036 ^•	42	26
6.000% due 05/25/2037 ^	107	53
6.250% due 08/25/2036	601	360
7.000% due 10/25/2037	75	29

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~	11	10
3.955% due 10/20/2034 ~	24	22
5.305% due 05/25/2035 •	15	12
5.425% due 04/25/2035 •	851	752
5.445% due 05/25/2035 •	40	31
5.485% due 03/25/2035 •	1	1
5.505% due 02/25/2035 •	7	6
5.750% due 05/25/2037 ^	4	2
6.000% due 07/25/2036	242	137
6.000% due 01/25/2037 ^	162	85
6.000% due 02/25/2037 ^	172	91
6.500% due 12/25/2037	369	173
6.537% due 02/20/2036 ^•	2	2

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~	42	38

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	221	184

Credit Suisse Mortgage Capital Certificates
3.188% due 11/30/2037 ~	16,268	14,916
4.082% due 12/27/2037 ~	5,912	5,354
5.145% due 01/27/2037 •	24	17

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	8	6
5.750% due 03/25/2037 ^	15	9
6.421% due 10/25/2037 ~	218	137

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	3,940	3,663
1.926% due 07/27/2061 ~	8,271	7,626
2.215% due 11/25/2061 ~	1,526	1,456
2.688% due 03/25/2059 ~	2,219	2,153
3.005% due 12/26/2059 ~	73	73
3.795% due 06/25/2050 ~	474	404

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.225% due 02/25/2037 ^~	5,481	4,601
5.345% due 02/25/2035 •	103	98
5.505% due 02/25/2036 •	126	116
5.595% due 10/25/2047 •	192	150

Downey Savings & Loan Association Mortgage Loan Trust
4.901% due 04/19/2047 ~	566	449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.951% due 10/19/2036 •		$130	$103
5.281% due 08/19/2045 •		3	3
5.581% due 09/19/2044 ~		23	20

Eurohome UK Mortgages PLC
4.410% due 06/15/2044 •	GBP	13	15

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	106	112

First Horizon Alternative Mortgage Securities Trust
4.135% due 12/25/2035 ~		$22	17
4.432% due 03/25/2035 ~		1	1
4.454% due 06/25/2036 ^~		270	211

First Horizon Mortgage Pass-Through Trust
3.978% due 10/25/2035 ^~		60	55

Frost CMBS DAC
3.853% due 11/20/2033 •	EUR	3,587	3,732

FWD Securitization Trust
2.240% due 01/25/2050 ~		$60	55

GreenPoint Mortgage Funding Trust
5.205% due 01/25/2037 •		137	114

GSMSC Pass-Through Trust
5.067% due 12/26/2036 •		79	54

GSR Mortgage Loan Trust
3.651% due 07/25/2035 ~		3	2
3.709% due 11/25/2035 ~		13	12
3.760% due 04/25/2032 •		6	5
3.912% due 11/25/2035 ~		5	5
4.160% due 09/25/2035 ~		16	14
4.324% due 09/25/2035 ~		5	5
5.500% due 01/25/2037		16	20
6.000% due 02/25/2036 ^		230	108
6.000% due 07/25/2037 ^		61	40

HarborView Mortgage Loan Trust
3.741% due 06/19/2036 ^~		55	30
4.981% due 07/19/2047 ~		151	136
5.101% due 12/19/2036 ^•		6	5
5.138% due 10/19/2035 •		292	163
5.171% due 12/19/2036 •		253	208
5.201% due 05/19/2035 •		183	161
5.241% due 06/19/2035 •		1,523	1,422
5.241% due 12/19/2036 ^•		119	107
5.261% due 01/19/2036 •		465	285
5.441% due 06/20/2035 •		102	90

HomeBanc Mortgage Trust
5.465% due 03/25/2035 •		132	110

Impac CMB Trust
5.485% due 03/25/2035 •		175	156

Impac Secured Assets Trust
3.847% due 07/25/2035 ~		21	18
5.385% due 02/25/2037 •		12,842	11,405

IndyMac INDX Mortgage Loan Trust
3.232% due 05/25/2035 ~		183	130
3.251% due 06/25/2036 ~		119	105
5.145% due 06/25/2037 ^•		5	2
5.205% due 02/25/2037 ^•		67	57
5.225% due 09/25/2046 •		55	46
5.245% due 11/25/2046 •		505	436
5.265% due 05/25/2046 •		5,042	4,333
5.325% due 07/25/2035 •		148	136
5.365% due 06/25/2035 •		29	23
5.485% due 07/25/2045 •		3	3

InTown Mortgage Trust
8.113% due 08/15/2039 •		23,700	23,500

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~		58	33
6.000% due 12/27/2036		54	30
6.500% due 03/25/2036 ^		1,801	1,052

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •		256	244

JP Morgan Mortgage Trust
3.410% due 07/27/2037 ~		60	55
3.595% due 10/25/2036 ^~		29	21
3.702% due 07/25/2035 ~		14	13
3.851% due 10/25/2036 ~		5	3
3.934% due 04/25/2036 ^~		652	564
4.015% due 08/25/2035 ^~		20	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.100% due 07/25/2035 ~		$72	$65
4.151% due 04/25/2037 ~		4	3

Legacy Mortgage Asset Trust
1.750% due 04/25/2061 þ		4,031	3,781
1.750% due 07/25/2061 þ		6,236	5,769
1.875% due 10/25/2068 þ		4,135	3,721
1.892% due 10/25/2066 þ		3,434	3,196
1.991% due 09/25/2060 ~		356	349
2.250% due 07/25/2067 þ		3,135	2,864

Lehman Mortgage Trust
5.495% due 11/25/2036 •		416	208

Lehman XS Trust
5.245% due 03/25/2047 ~		5,458	5,043
5.295% due 08/25/2046 •		665	620
5.345% due 08/25/2037 •		56	49
6.545% due 09/25/2047 •		49	40

Luminent Mortgage Trust
3.720% due 04/25/2036 ~		2,068	1,487
5.565% due 04/25/2036 •		29	24

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~		8	7
3.800% due 10/25/2033 ~		46	35
3.866% due 11/21/2034 ~		180	167
3.938% due 12/25/2046 •		11,758	8,702

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		83	56

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •		1	1
5.544% due 08/15/2032 •		19	16

Merrill Lynch Alternative Note Asset Trust
5.065% due 03/25/2037 •		128	36
5.245% due 03/25/2037 •		1,986	552
5.265% due 04/25/2037 •		14,541	2,832
5.445% due 03/25/2037 •		82	23
6.000% due 03/25/2037		37	15

Merrill Lynch Mortgage Investors Trust
3.466% due 04/25/2035 ~		7	6
3.682% due 05/25/2036 ~		32	28
3.761% due 05/25/2033 ~		4	4
3.909% due 09/25/2035 ^~		47	37
6.771% due 02/25/2033 •		10	9

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		58	55

Morgan Stanley Capital Trust
6.133% due 12/15/2038 •		7,500	6,784

Morgan Stanley Mortgage Loan Trust
2.999% due 07/25/2035 ~		61	52
5.008% due 06/25/2036 ~		3	3
6.000% due 08/25/2036		59	28
6.315% due 06/25/2036 þ		867	267

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		53	29

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •		102	91

MortgageIT Mortgage Loan Trust
5.365% due 12/25/2035 •		155	144

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		987	921
2.750% due 11/25/2059 ~		1,231	1,156
3.500% due 12/25/2057 ~		619	586

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.035% due 06/25/2037 ~		3,782	3,199
5.476% due 05/25/2035 ^þ		22	11
5.769% due 06/25/2036 ~		10,992	3,128

NovaStar Mortgage Funding Trust
0.506% due 09/25/2046 •		1,386	477

PHH Alternative Mortgage Trust
5.165% due 02/25/2037 •		157	108

Precise Mortgage Funding PLC
5.351% due 12/12/2055 •	GBP	1,949	2,405

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		$6,461	6,175

Prime Mortgage Trust
6.000% due 06/25/2036 ^		11	10

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	25

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~		$226	$192
3.938% due 09/25/2046 ~		6,789	5,670
4.372% due 11/25/2037 ~		123	101
4.973% due 09/25/2034 ~		44	42
5.000% due 09/25/2036 ^		4	3
5.145% due 02/25/2037 •		55	48
5.145% due 02/25/2047 •		1,726	1,461
5.165% due 01/25/2037 •		1,019	847
5.185% due 01/25/2037 •		2,574	2,046
5.205% due 07/25/2036 •		203	83
5.205% due 09/25/2036 ~		289	256
5.215% due 08/25/2036 •		101	88
5.225% due 07/25/2036 •		97	80
5.225% due 09/25/2036 ^•		159	144
5.345% due 08/25/2035 ^•		465	323
6.000% due 08/25/2036 ^		13	10
6.000% due 01/25/2037 ^		24	19
6.000% due 03/25/2037 ^		47	40
6.000% due 03/25/2037		62	52
6.500% due 08/25/2036		1,261	1,020

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		78	41
6.000% due 03/25/2037 ^		807	253

Residential Funding Mortgage Securities, Inc. Trust
4.531% due 04/25/2037 ~		111	86

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	1,286	1,587

RESIMAC Bastille Trust
5.551% due 12/05/2059 •		$7	7

Sequoia Mortgage Trust
3.184% due 09/20/2046 ^~		70	48
5.215% due 05/20/2034 •		4	4
5.321% due 07/20/2034 ~		106	92

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		103	97

Structured Adjustable Rate Mortgage Loan Trust
3.737% due 11/25/2035 ^~		43	39
3.845% due 01/25/2035 ~		18	17
4.486% due 03/25/2036 ^~		27	20
4.538% due 01/25/2035 ^•		3	2
4.697% due 08/25/2035 ~		22	13
5.145% due 08/25/2036 ^•		33	23
5.193% due 02/25/2034 ~		1	0
7.145% due 12/25/2037 ^•		451	374

Structured Asset Mortgage Investments Trust
3.907% due 02/25/2036 ^•		12	10
4.965% due 08/25/2036 •		129	108
5.225% due 07/25/2046 ^~		51	38
5.265% due 04/25/2036 •		19	16
5.285% due 05/25/2046 •		9	3
5.305% due 02/25/2036 ^•		46	39
5.405% due 02/25/2036 ^•		3	2
5.461% due 02/19/2035 •		2	2

SunTrust Adjustable Rate Mortgage Loan Trust
4.071% due 01/25/2037 ^~		43	31

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	1,291	1,550

Thornburg Mortgage Securities Trust
2.310% due 03/25/2044 ~		$35	34
3.721% due 12/25/2044 ~		58	53
6.357% due 06/25/2047 ^•		166	147
6.357% due 06/25/2047 ~		3	3

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~	GBP	4,085	4,994
5.893% due 02/20/2054 •		156	192

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$7,652	7,092
2.900% due 10/25/2059 ~		747	699
3.000% due 01/25/2058 ~		148	144
3.257% due 10/25/2057 ~		1,031	843
5.845% due 05/25/2058 •		39	39
5.845% due 10/25/2059 •		56	55

WaMu Mortgage Pass-Through Certificates Trust
3.056% due 01/25/2037 ^~		45	36
3.230% due 06/25/2037 ^~		298	263
3.264% due 06/25/2037 ^~		89	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.387% due 12/25/2046 ~	$13	$12
3.424% due 02/25/2037 ^~	121	107
3.428% due 06/25/2033 ~	19	18
3.598% due 12/25/2036 ^~	28	23
3.603% due 12/25/2046 •	12	10
3.660% due 08/25/2035 ~	16	15
3.713% due 02/25/2037 ^~	17	15
3.806% due 10/25/2035 ~	14	12
3.838% due 03/25/2047 ^•	2,431	2,019
3.888% due 06/25/2047 •	1,751	1,360
3.914% due 12/25/2035 ~	124	114
3.948% due 07/25/2047 •	31	25
4.018% due 10/25/2046 ^•	344	282
4.091% due 01/25/2035 ~	33	29
4.138% due 02/25/2046 •	152	133
4.208% due 01/25/2046 •	989	830
4.638% due 10/25/2046 ~	531	466
4.638% due 11/25/2046 ~	437	371
5.385% due 12/25/2045 •	5,904	5,102
5.405% due 11/25/2045 •	4	4
5.425% due 10/25/2045 •	10	9
5.425% due 12/25/2045 •	281	241
5.485% due 01/25/2045 •	1	1
5.625% due 01/25/2045 •	431	389
5.645% due 12/25/2045 •	1,161	1,047
6.005% due 11/25/2045 •	1,725	1,573

Washington Mutual Mortgage Pass-Through Certificates Trust
3.888% due 02/25/2047 ^•	678	570
3.968% due 11/25/2046 •	59	48
3.988% due 10/25/2046 ^•	89	72
4.011% due 09/25/2036 þ	658	191
4.078% due 04/25/2046 •	44	35
4.297% due 09/25/2036 ~	344	100
5.345% due 02/25/2036 ~	362	291

Wells Fargo Alternative Loan Trust
3.631% due 07/25/2037 ^~	3	2
6.250% due 07/25/2037 ^	87	74

Wells Fargo Mortgage-Backed Securities Trust
4.449% due 09/25/2036 ^~	3	3
4.564% due 12/25/2036 ^~	18	17

Total Non-Agency Mortgage-Backed Securities (Cost $317,403)		292,576

ASSET-BACKED SECURITIES 40.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	1,515	1,408

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •	323	319
6.870% due 01/25/2035 •	57	53

ACAS CLO Ltd.
5.685% due 10/18/2028 •	2,502	2,473

Accredited Mortgage Loan Trust
5.105% due 09/25/2036 •	403	396

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •	1	0
5.065% due 11/25/2036 •	3,772	1,596
5.085% due 12/25/2036 •	316	169
5.125% due 07/25/2036 •	2,612	2,463
5.165% due 03/25/2037 •	29,622	13,298
5.325% due 06/25/2036 •	1,806	1,273
5.460% due 12/25/2035 •	1,250	1,106
5.505% due 08/25/2035 •	8,026	7,734
5.790% due 05/25/2035 •	4,760	4,171

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
5.550% due 10/25/2035 •	924	841

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •	1,731	1,730

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.730% due 11/25/2034 •	847	786
5.610% due 10/25/2035 •	42	42
5.715% due 11/25/2035 •	1,300	1,211
5.820% due 07/25/2035 •	2,000	1,817
5.865% due 10/25/2034 •	984	968
5.970% due 11/25/2034 •	84	77

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	5,113	$5,438

Arbor Realty Commercial Real Estate Notes Ltd.
7.227% due 05/15/2037 •		$5,900	5,723
7.727% due 05/15/2037 •		5,900	5,737

AREIT Trust
6.529% due 11/17/2038 ~		3,700	3,536

Ares European CLO DAC
3.068% due 10/15/2031 •	EUR	10,600	11,230

Argent Securities Trust
4.955% due 09/25/2036 ~		$70	23
5.145% due 07/25/2036 •		505	436
5.205% due 04/25/2036 •		16,684	5,536
5.225% due 03/25/2036 ~		799	713
5.325% due 05/25/2035 •		61	55
5.325% due 06/25/2036 •		8,929	2,459

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.831% due 01/25/2034 •		215	194
5.505% due 11/25/2035 •		11,336	10,879

Asset-Backed Funding Certificates Trust
5.580% due 03/25/2035 •		4,108	3,710

Asset-Backed Securities Corp. Home Equity Loan Trust
5.655% due 06/25/2034 •		606	561
5.805% due 07/25/2035 •		8	8
5.940% due 02/25/2035 •		16	16

Bear Stearns Asset-Backed Securities Trust
4.280% due 10/25/2036 ~		5	5
5.085% due 06/25/2047 •		357	356
5.165% due 08/25/2036 •		807	770
5.195% due 05/25/2037 ^~		13,644	10,453
5.520% due 08/25/2036 •		47	46
5.820% due 02/25/2034 •		1,448	1,373
5.895% due 08/25/2037 •		411	339
5.977% due 12/25/2034 •		4,838	4,637
6.045% due 08/25/2034 •		600	608

Benefit Street Partners CLO Ltd.
6.292% due 10/15/2030 •		8,150	7,884

Black Diamond CLO DAC
3.634% due 05/15/2032 ~	EUR	8,800	9,334

Blackrock European CLO DAC
2.908% due 10/15/2031 ~		4,500	4,742

BlueMountain Fuji EUR CLO II DAC
2.938% due 07/15/2030 •		4,738	5,043

BPCRE Holder LLC
7.091% due 01/16/2037 •		$7,200	7,135

BSPRT Issuer Ltd.
7.123% due 07/15/2039 ~		22,500	22,202

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	4,339	4,597
3.068% due 10/15/2031 •		2,900	3,077
3.162% due 01/31/2030 •		636	675

Carlyle Euro CLO DAC
3.544% due 08/15/2032 •		7,900	8,314

Carrington Mortgage Loan Trust
5.105% due 02/25/2037 •		$338	303
5.595% due 10/25/2035 •		1,462	1,391
5.928% due 10/20/2029 •		1,526	1,517

Carvana Auto Receivables Trust
5.640% due 01/15/2026		11,300	11,244

Centex Home Equity Loan Trust
5.340% due 06/25/2036 •		9,500	8,424
5.490% due 03/25/2034 ~		196	188

Chase Funding Trust
5.485% due 08/25/2032 •		11	11

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		20,000	19,180

Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •		313	131
5.025% due 01/25/2037 ~		4,358	3,180
5.035% due 05/25/2037 •		1,493	985
5.045% due 05/25/2037 ~		2,326	1,549
5.145% due 10/25/2036 •		98	63
5.165% due 09/25/2036 •		36	26
5.265% due 08/25/2036 •		4,064	3,947

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.295% due 10/25/2036 •		$155	$154
5.325% due 08/25/2036 •		3,282	2,850
5.365% due 03/25/2036 •		886	787
5.745% due 09/25/2035 ^~		4,930	4,515
7.250% due 05/25/2036 þ		364	192

Countrywide Asset-Backed Certificates
5.125% due 03/25/2037 ~		1,952	1,866
5.245% due 02/25/2037 ~		105	95
5.325% due 04/25/2037 •		230	188

Countrywide Asset-Backed Certificates Trust
4.204% due 05/25/2036 •		2,867	2,756
4.985% due 06/25/2035 •		88	79
4.985% due 07/25/2037 •		290	261
4.985% due 04/25/2047 •		59	56
5.025% due 11/25/2047 ^•		34	32
5.045% due 06/25/2047 ^•		64	55
5.055% due 05/25/2047 ^•		105	90
5.065% due 09/25/2037 ^•		144	148
5.075% due 05/25/2037 •		2,031	1,890
5.095% due 06/25/2047 •		2,223	2,127
5.125% due 03/25/2037 •		131	125
5.125% due 12/25/2046 •		1,951	1,776
5.135% due 10/25/2047 •		7,600	6,598
5.145% due 03/25/2047 ^•		419	408
5.245% due 08/25/2036 •		420	419
5.385% due 03/25/2036 •		266	233
5.445% due 06/25/2036 •		15	15
5.585% due 08/25/2047 •		211	201
5.805% due 02/25/2036 •		2,764	2,692
5.880% due 12/25/2035 •		145	137
6.195% due 08/25/2047 •		10,000	9,223
6.795% due 08/25/2035 •		3,000	2,738
6.867% due 09/25/2046 þ		1,854	1,295

Countrywide Partnership Trust
5.745% due 02/25/2035 •		1,037	977

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		13,500	13,418

Credit-Based Asset Servicing and Securitization LLC
5.895% due 03/25/2046 •		726	723

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,358	282

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	8,400	8,885
3.043% due 07/21/2030 •		596	633
3.587% due 09/15/2031 •		3,200	3,378

Dryden Euro CLO DAC
2.948% due 04/15/2033 •		15,500	16,346
3.514% due 05/15/2034 •		9,100	9,647

ECMC Group Student Loan Trust
5.845% due 07/25/2069 •		$319	311

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •		3,204	3,059

EMC Mortgage Loan Trust
6.145% due 02/25/2041 •		4	4

Encore Credit Receivables Trust
5.580% due 09/25/2035 •		28	27

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	3,150	3,326

Fieldstone Mortgage Investment Trust
5.225% due 05/25/2036 •		$109	74
5.385% due 05/25/2036 •		2,516	1,697

First Franklin Mortgage Loan Trust
4.950% due 10/25/2036 •		12,677	10,688
5.005% due 11/25/2036 •		104	101
5.155% due 09/25/2036 •		7,209	6,567
5.325% due 04/25/2036 •		2,757	2,442
5.325% due 05/25/2036 •		12,581	10,224
5.345% due 06/25/2036 •		3,500	3,055
5.565% due 11/25/2035 •		366	335

FREED ABS Trust
1.910% due 03/19/2029		8,070	7,929
4.500% due 08/20/2029		3,173	3,166

Fremont Home Loan Trust
4.980% due 10/25/2036 •		461	384
4.985% due 11/25/2036 •		2,551	1,521
4.995% due 10/25/2036 •		741	309
5.165% due 08/25/2036 •		10,112	3,378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.185% due 02/25/2037 •		$4,783	$1,679
5.580% due 01/25/2035 ~		119	115
5.580% due 07/25/2035 •		1	1
5.895% due 11/25/2034 •		1,147	1,068

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		276	274

GE-WMC Asset-Backed Pass-Through Certificates
5.485% due 12/25/2035 •		10,627	9,975

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		13,012	12,876

GSAA Home Equity Trust
4.293% due 03/25/2036 ~		162	37
4.945% due 05/25/2037 •		183	63
4.985% due 03/25/2036 •		143	52
5.085% due 06/25/2036 •		60	13
5.245% due 03/25/2037 ~		1,386	414
5.485% due 04/25/2047 •		281	135
5.910% due 06/25/2035 •		92	87
5.995% due 03/25/2046 ^~		1,336	530
6.795% due 06/25/2036 þ		250	67

GSAMP Trust
4.895% due 12/25/2046 •		140	70
4.935% due 01/25/2037 •		1,080	645
4.945% due 12/25/2046 •		102	51
4.975% due 12/25/2046 •		5,314	2,939
4.985% due 12/25/2036 •		2,452	1,317
4.995% due 12/25/2046 •		505	254
5.015% due 12/25/2036 ~		289	141
5.025% due 11/25/2035 •		1	0
5.075% due 01/25/2037 •		3,394	2,719
5.145% due 09/25/2036 ~		3,913	1,423
5.245% due 01/25/2047 •		1,631	857
5.325% due 03/25/2046 •		126	121
5.345% due 05/25/2046 •		544	501
6.645% due 06/25/2035 •		197	188

GSRPM Mortgage Loan Trust
5.745% due 03/25/2035 ~		911	882

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	2,500	2,627
3.022% due 10/20/2031 •		7,200	7,581

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •		$4,931	4,793

Home Equity Asset Trust
4.424% due 02/25/2036 •		212	203

Home Equity Loan Trust
5.075% due 04/25/2037 ~		5,581	5,372
5.185% due 04/25/2037 •		314	274

HSI Asset Securitization Corp. Trust
5.025% due 04/25/2037 •		835	573
5.045% due 07/25/2036 ~		114	51
5.065% due 12/25/2036 •		818	221
5.165% due 05/25/2037 •		27	27
5.325% due 11/25/2035 •		652	587

Invesco Euro CLO DAC
2.938% due 07/15/2031 •	EUR	1,000	1,057

IXIS Real Estate Capital Trust
5.245% due 03/25/2036 ^•		$183	92
5.305% due 01/25/2037 •		10,912	4,230

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		139	136
5.145% due 07/25/2036 ~		58	27
5.245% due 07/25/2036 •		1,874	1,722

Jubilee CLO DAC
2.898% due 04/15/2030 ~	EUR	6,700	7,099
2.938% due 04/15/2031 •		5,700	6,001

KKR CLO Ltd.
6.192% due 04/15/2031 •		$3,850	3,722

KKR Static CLO Ltd.
7.239% due 07/20/2031 •		5,000	4,884

Lehman XS Trust
5.165% due 05/25/2036 •		64	54

LendingClub Receivables Trust
3.750% due 01/15/2027		1,985	1,964
3.750% due 12/15/2045		1,107	1,095
4.000% due 08/15/2025		562	560

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
5.005% due 12/25/2036 •		$380	$260
5.015% due 12/25/2036 ~		267	100
5.145% due 05/25/2036 •		51	29
5.285% due 02/25/2036 •		388	374
5.365% due 08/25/2045 •		22	21
5.385% due 05/25/2046 ~		333	111
5.445% due 01/25/2036 •		7,907	7,060
5.490% due 11/25/2035 ~		3	3
5.760% due 08/25/2035 ~		5,466	4,787
5.820% due 04/25/2035 •		75	74
6.270% due 02/25/2035 •		8,445	7,488

M360 Ltd.
7.002% due 11/22/2038 •		6,463	6,384

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	1,100	1,171
3.647% due 12/15/2031 •		6,996	7,405

Marathon CLO Ltd.
5.942% due 04/15/2029 •		$4,847	4,836

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		9	9

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		1,229	348
5.045% due 10/25/2036 •		8,612	4,425
5.055% due 05/25/2037 •		1,719	1,619
5.065% due 11/25/2036 •		508	166
5.165% due 10/25/2036 •		271	139
5.325% due 03/25/2036 •		40	28
5.425% due 12/25/2035 ~		15	15
5.595% due 10/25/2035 ^•		7,838	7,119
7.545% due 07/25/2034 •		170	158

MASTR Specialized Loan Trust
5.970% due 11/25/2035 •		589	548

Merrill Lynch Mortgage Investors Trust
4.447% due 03/25/2037 •		64,128	17,378
5.065% due 07/25/2037 •		380	170
5.065% due 08/25/2037 •		2,432	1,267
5.345% due 07/25/2037 •		187	45
5.365% due 02/25/2037 ~		667	199
5.445% due 01/25/2037 •		8,039	7,269

MF1 LLC
7.391% due 09/17/2037 •		8,750	8,677

MF1 Ltd.
6.211% due 10/16/2036 •		12,800	12,280
6.310% due 02/19/2037 •		12,500	12,191
6.511% due 10/16/2036 ~		12,800	12,226

MFA Trust
2.363% due 03/25/2060 þ		968	919

MidOcean Credit CLO
5.965% due 02/20/2031 ~		10,500	10,318

MKS CLO Ltd.
5.808% due 07/20/2030 •		5,829	5,751

Morgan Stanley ABS Capital, Inc. Trust
4.925% due 11/25/2036 •		393	222
4.935% due 01/25/2037 •		283	139
4.955% due 12/25/2036 •		6,852	3,530
4.955% due 03/25/2037 •		564	252
4.975% due 10/25/2036 •		20	18
4.975% due 01/25/2037 •		223	110
4.975% due 02/25/2037 ~		2,959	2,193
4.980% due 11/25/2036 •		412	269
5.025% due 03/25/2037 •		905	405
5.055% due 01/25/2037 •		204	100
5.060% due 03/25/2037 •		2,722	1,120
5.075% due 10/25/2036 •		582	286
5.075% due 11/25/2036 •		1,586	899
5.125% due 08/25/2036 ~		373	195
5.165% due 09/25/2036 •		610	271
5.205% due 02/25/2037 •		15,957	5,373
5.345% due 04/25/2036 •		2,383	2,172
5.550% due 12/25/2034 •		23	20
5.700% due 03/25/2034 •		1,231	1,199
5.760% due 03/25/2035 •		44	44
5.775% due 07/25/2035 ~		728	699
6.745% due 02/25/2047 ~		104	90

Morgan Stanley Dean Witter Capital, Inc. Trust
5.825% due 02/25/2033 •		85	84

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	27

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
4.945% due 12/25/2036 ~		$1,001	$495

Morgan Stanley Mortgage Loan Trust
5.025% due 12/25/2036 •		3,832	1,509
5.185% due 11/25/2036 ~		29	9
5.565% due 04/25/2037 •		32	9

Nationstar Home Equity Loan Trust
5.205% due 09/25/2036 •		16,180	15,317

New Century Home Equity Loan Trust
5.625% due 03/25/2035 •		299	275
5.820% due 11/25/2034 ~		334	324

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.175% due 10/25/2036 ^•		144	32
6.032% due 10/25/2036 ^þ		177	44

NovaStar Mortgage Funding Trust
5.045% due 09/25/2037 •		323	311
5.165% due 10/25/2036 •		202	111
5.925% due 06/25/2035 ~		37	36

Oaktree CLO Ltd.
5.952% due 07/15/2034 •		6,500	6,292

OCP CLO Ltd.
5.928% due 07/20/2029 •		289	286

Oportun Issuance Trust
5.940% due 10/09/2029		5,032	5,007

Option One Mortgage Loan Trust
4.945% due 07/25/2036 •		3,870	1,731
4.975% due 07/25/2037 •		5,803	3,677
4.985% due 01/25/2037 •		4,725	2,752
4.985% due 03/25/2037 •		2,063	1,844
5.065% due 04/25/2037 •		567	404
5.065% due 05/25/2037 ~		426	252
5.385% due 01/25/2036 •		1,626	1,443
5.625% due 02/25/2035 ~		309	291

Ownit Mortgage Loan Trust
5.670% due 08/25/2036 ~		12,362	11,040
5.745% due 10/25/2036 ^•		28	26

OZLM Ltd.
5.908% due 10/20/2031 •		3,950	3,894
6.258% due 07/20/2032 ~		6,650	6,475
6.508% due 10/20/2031 •		1,485	1,446
6.508% due 07/20/2032 •		4,050	3,907

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		1,098	1,078
2.030% due 10/15/2029		10,217	9,873
6.060% due 03/15/2030		16,143	16,048

Palmer Square European Loan Funding
3.993% due 04/12/2032 •	EUR	23,100	25,054

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •		12,929	13,772

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.895% due 10/25/2034 •		$31	30
6.495% due 12/25/2034 •		419	426
6.570% due 02/25/2035 •		7,592	6,553
6.645% due 12/25/2034 ~		34	33
6.720% due 12/25/2034 •		4,101	3,645

Popular ABS Mortgage Pass-Through Trust
5.155% due 06/25/2047 ^•		9,903	9,096
5.340% due 07/25/2036 •		300	279
5.715% due 02/25/2036 ~		3,675	3,273

PRET LLC
1.744% due 07/25/2051 þ		3,890	3,633
1.843% due 09/25/2051 þ		9,856	9,166
1.868% due 07/25/2051 þ		2,634	2,449
1.992% due 02/25/2061 þ		2,553	2,402
2.240% due 09/27/2060 þ		1,319	1,257
2.487% due 10/25/2051 ~		1,136	1,071
2.487% due 10/25/2051 þ		6,838	6,456
3.721% due 07/25/2051 þ		9,065	8,545
5.240% due 04/25/2052 þ		6,912	6,604
5.927% due 06/25/2052 þ		15,090	14,741

RAAC Trust
5.550% due 02/25/2036 •		7,196	6,688

Ready Capital Mortgage Financing LLC
6.218% due 01/25/2037 •		12,500	12,263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.995% due 02/25/2035 •		$290	$290

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		2,157	749
5.612% due 04/25/2037 þ		368	109
5.945% due 09/25/2037 •		166	77

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		3,343	2,975
4.320% due 09/25/2030		2,161	1,994
5.380% due 11/25/2030		11,380	11,173

Residential Asset Mortgage Products Trust
5.205% due 08/25/2046 •		9,368	8,316
5.285% due 12/25/2035 •		16	14
5.348% due 08/25/2034 •		3,207	3,064
5.445% due 03/25/2036 •		161	155
5.535% due 10/25/2035 •		89	87
6.095% due 10/25/2034 •		1,058	922
6.525% due 08/25/2035 •		8,584	7,811

Residential Asset Securities Corp. Trust
5.115% due 08/25/2036 •		390	377
5.425% due 06/25/2033 •		46	41
5.505% due 12/25/2035 ~		2,760	2,620
5.730% due 12/25/2035 ~		17,408	14,858
6.090% due 02/25/2035 •		4,966	4,515

Saxon Asset Securities Trust
5.295% due 09/25/2036 ~		8,365	6,408

Sculptor CLO Ltd.
6.062% due 01/15/2031 •		7,000	6,918

Sculptor European CLO DAC
3.338% due 10/15/2034 •	EUR	10,510	11,020

Securitized Asset-Backed Receivables LLC Trust
4.945% due 10/25/2036 ^•		$24,250	8,433
5.005% due 08/25/2036 •		2,218	713
5.185% due 08/25/2036 ^~		17	6
5.325% due 07/25/2036 •		789	325
5.490% due 10/25/2035 •		2,308	1,929
5.505% due 08/25/2035 ^•		40	31
5.565% due 10/25/2035 •		1,317	1,055
5.805% due 01/25/2036 ^•		267	232
5.895% due 03/25/2035 ~		47	45

SG Mortgage Securities Trust
4.985% due 10/25/2036 •		113	99
5.730% due 10/25/2035 ~		5,879	4,601

Shelter Growth CRE Issuer Ltd.
7.052% due 06/17/2037 •		13,400	13,350
7.949% due 06/17/2037 •		8,658	8,498

SLM Student Loan Trust
6.318% due 04/25/2023 •		93	93

SMB Private Education Loan Trust
1.310% due 07/17/2051		7,182	6,398
4.550% due 02/16/2055		11,220	10,568

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		814	760

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~		5,731	5,654
5.805% due 01/23/2029 •		2,163	2,160
5.858% due 10/20/2028 •		6,960	6,941

Soundview Home Loan Trust
4.925% due 06/25/2037 •		52	36
5.015% due 07/25/2037 •		239	195
5.015% due 08/25/2037 •		708	598
5.025% due 02/25/2037 ~		2,182	628
5.045% due 06/25/2037 •		815	581
5.105% due 02/25/2037 •		125	36
5.310% due 02/25/2036 •		886	802
5.745% due 10/25/2037 •		4,161	3,252
6.145% due 10/25/2037 •		1,257	915

Specialty Underwriting & Residential Finance Trust
4.985% due 11/25/2037 •		2,363	1,337
5.021% due 12/25/2036 •		279	261
5.145% due 06/25/2037 ~		38	22
5.145% due 09/25/2037 ~		286	199
5.195% due 04/25/2037 •		3,080	2,171

Structured Asset Investment Loan Trust
4.975% due 07/25/2036 ~		28	20
4.995% due 09/25/2036 •		16	15
5.025% due 09/25/2036 •		6,634	4,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.465% due 01/25/2036 ~		$68	$61
5.625% due 02/25/2035 ~		884	852
5.775% due 06/25/2035 •		284	268
5.795% due 08/25/2033 •		183	178
7.995% due 08/25/2033 •		120	107

Structured Asset Securities Corp. Mortgage Loan Trust
4.980% due 07/25/2036 •		17	17
5.005% due 03/25/2036 •		8	8
5.155% due 08/25/2046 •		3,530	3,266
5.185% due 12/25/2036 •		28	27
5.265% due 02/25/2037 •		356	340
6.162% due 04/25/2035 •		2	2

Theorem Funding Trust
1.210% due 12/15/2027		1,418	1,401
1.850% due 02/15/2028		4,655	4,551

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	9,000	9,501

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~		$102	101

Upstart Pass-Through Trust Series
3.800% due 04/20/2030		6,588	6,339

Upstart Securitization Trust
3.120% due 03/20/2032		15,303	14,930
4.370% due 05/20/2032		3,879	3,811
5.500% due 06/20/2032		15,065	14,771

Venture CLO Ltd.
5.672% due 04/15/2027 •		76	75
5.708% due 10/20/2028 •		6,953	6,865
5.828% due 04/20/2029 •		846	842
5.854% due 09/07/2030 •		11,297	11,118
5.858% due 07/20/2030 •		4,380	4,331
5.908% due 01/20/2029 ~		8,780	8,704
5.983% due 08/28/2029 •		299	295

Vibrant CLO Ltd.
6.508% due 07/20/2032 •		9,125	8,865

WaMu Asset-Backed Certificates WaMu Trust
5.070% due 05/25/2037 •		106	96
5.085% due 05/25/2037 •		412	336

Washington Mutual Asset-Backed Certificates Trust
4.905% due 11/25/2036 •		717	261
5.155% due 08/25/2036 •		2,017	1,873

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •		4,857	4,809

Wells Fargo Home Equity Asset-Backed Securities Trust
5.595% due 12/25/2035 •		422	412

Total Asset-Backed Securities (Cost $1,254,319)			1,173,018

SOVEREIGN ISSUES 0.0%

Brazil Government International Bond
4.750% due 01/14/2050		995	738

Russia Government International Bond
4.250% due 06/23/2027 «		200	12
5.250% due 06/23/2047 «		600	36

Total Sovereign Issues (Cost $1,468)			786

		SHARES
PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(i)		145,000	135

Truist Financial Corp.
4.950% due 09/01/2025 •(i)		302,000	283

			418

REAL ESTATE 0.0%

SL Green Realty Corp.
6.500% due 05/01/2023 (i)		26,950	502

Total Preferred Securities (Cost $1,135)			920

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 64.0%

COMMERCIAL PAPER 2.6%

American Electric Power Co., Inc.
4.980% due 04/04/2023	$9,900	$9,895

Constellation Brands, Inc.
5.900% due 04/20/2023	9,700	9,670

Crown Castle, Inc.
5.740% due 04/11/2023	1,000	998

Enel Finance America LLC
6.000% due 04/19/2023	2,000	1,994
6.000% due 04/21/2023	2,250	2,243
6.000% due 04/24/2023	1,800	1,794

Entergy Corp.
5.000% due 04/06/2023	5,500	5,495

International Flavors & Fragrances, Inc.
6.000% due 04/13/2023	6,800	6,787

Mondelez International, Inc.
5.120% due 04/14/2023	14,200	14,172

NextEra Energy Capital Holdings, Inc.
5.900% due 04/17/2023	11,900	11,870

Republic Services, Inc.
5.730% due 04/18/2023	550	549
5.750% due 04/17/2023	1,650	1,646

Sempra Energy
5.850% due 04/24/2023	5,000	4,983

Tyson Foods, Inc.
5.500% due 04/12/2023	1,700	1,697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreens Boots
5.800% due 05/03/2023 (c)		$1,150	$1,144
5.900% due 04/24/2023		450	448

			75,385

REPURCHASE AGREEMENTS (l) 53.5%
			1,555,900

SHORT-TERM NOTES 5.2%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/18/2023 •		124,100	124,099
4.860% due 05/04/2023 •(n)		26,900	26,900

			150,999

JAPAN TREASURY BILLS 2.0%
(0.164)% due 05/15/2023 (f)(g)	JPY	7,900,000	59,509

U.S. TREASURY BILLS 0.7%
4.561% due 04/06/2023 - 05/25/2023 (f)(g)(p)		$19,270	19,244

Total Short-Term Instruments (Cost $1,861,806)			1,861,037

Total Investments in Securities (Cost $3,824,410)			3,669,771

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	18,610	$181

Total Short-Term Instruments (Cost $181)		181

Total Investments in Affiliates (Cost $181)		181

Total Investments 126.1% (Cost $3,824,591)		$3,669,952

Financial Derivative Instruments (m)(o) (0.5)% (Cost or Premiums, net $8,090)		(14,784)

Other Assets and Liabilities, net (25.6)%		(745,480)

Net Assets 100.0%		$2,909,688

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$4,400	$3,796	0.13%
Deutsche Bank AG	3.035	05/28/2032	05/27/2021 - 06/16/2021	3,103	2,391	0.08

				$7,503	$6,187	0.21%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	29

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	4.820%	04/03/2023	04/04/2023	$723,300	U.S. Treasury Bonds 3.250% due 05/15/2042	$(486,778)	$723,300	$723,300
					U.S. Treasury Notes 3.625% due 03/31/2030	(251,236)
FICC	4.830	03/31/2023	04/03/2023	120,700	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(123,114)	120,700	120,749
NOM	4.790	03/31/2023	04/03/2023	711,900	U.S. Treasury Bonds 2.250% due 05/15/2041	(239,173)	711,900	712,184
					U.S. Treasury Notes 1.250% - 2.875% due 05/15/2028 - 05/31/2029	(492,298)

Total Repurchase Agreements						$(1,592,599)	$1,555,900	$1,556,233

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BRC	$723,300	$0	$0	$723,300	$(738,014)	$(14,714)
FICC	120,749	0	0	120,749	(123,114)	(2,365)
NOM	712,184	0	0	712,184	(731,471)	(19,287)

Total Borrowings and Other Financing Transactions	$1,556,233	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(623) at a weighted average interest rate of 4.600%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	1,050	$120,668	$(174)	$361	$0
U.S. Treasury Long-Term Bond June Futures	06/2023	295	38,691	1,449	295	0

				$1,275	$656	$0

SHORT FUTURES CONTACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	61	$(8,986)	$(271)	$43	$(41)
Euro-Buxl 30-Year Bond June Futures	06/2023	24	(3,666)	(223)	18	(29)
U.S. Treasury 2-Year Note June Futures	06/2023	120	(24,774)	(32)	0	(17)
U.S. Treasury 5-Year Note June Futures	06/2023	636	(69,647)	(79)	0	(144)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	297	(41,914)	(1,692)	0	(399)

				$(2,297)	$61	$(630)

Total Futures Contracts				$(1,022)	$717	$(630)

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.705%	$	500	$7	$(3)	$4	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		9,300	152	(76)	76	4	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		7,700	19	(6)	13	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		5,100	34	30	64	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		500	6	0	6	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		12,700	2,527	(1,028)	1,499	4	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695	EUR	200	(19)	15	(4)	0	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2025	0.689		24,300	298	(75)	223	44	0

							$3,024	$(1,143)	$1,881	$53	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$44,600	$586	$(50)	$536	$44	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	76,700	557	350	907	83	0

					$1,143	$300	$1,443	$127	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	416,500	$(16,552)	$(2,685)	$(19,237)	$0	$(31)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		96,200	(148)	(23)	(171)	142	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		71,900	(5,442)	(253)	(5,695)	163	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		27,500	(156)	175	19	0	(85)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		71,200	763	4	767	0	(307)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		99,200	10,326	2,353	12,679	0	(456)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		104,700	3,393	(2,074)	1,319	0	(585)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		2,100	(516)	1	(515)	21	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		4,000	(89)	(38)	(127)	50	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		119,200	3,138	16,893	20,031	0	(480)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		44,400	8,997	7,601	16,598	0	(386)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	51,100	(361)	592	231	23	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		22,500	200	(313)	(113)	0	(22)

							$3,553	$22,233	$25,786	$399	$(2,352)

Total Swap Agreements							$7,720	$21,390	$29,110	$579	$(2,352)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$717	$585	$1,302	$0	$(630)	$(2,352)	$(2,982)

(n)

Securities with an aggregate market value of $15,533 and cash of $35,814 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	31

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $6 for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	74,282		$10,593	$0	$(221)
	04/2023	ILS	2,359		698	42	0
	04/2023		$383	CNH	2,586	0	(6)
	05/2023	AUD	42,358		$29,294	937	0
	05/2023	CHF	1,901		2,080	0	(7)
	05/2023	EUR	815		866	0	(20)
	05/2023	GBP	2,451		2,939	0	(87)
	05/2023	JPY	567,500		4,197	0	(103)
	05/2023	SEK	12,465		1,193	0	(11)
	05/2023		$7,554	EUR	6,956	26	(19)
	05/2023		1,864	JPY	244,700	0	(10)
	06/2023		395	TWD	12,077	3	0

BPS	04/2023	DKK	50		$7	0	0
	04/2023		$10,776	DKK	74,178	23	0
	04/2023		184	KRW	239,463	0	0
	04/2023		272	MXN	4,951	2	0
	04/2023		350	ZAR	6,403	9	0
	05/2023	DKK	74,041		$10,776	0	(23)
	05/2023	EUR	275,103		295,287	0	(3,767)
	05/2023	JPY	10,124,940		77,308	587	0
	05/2023		$1,648	EUR	1,523	8	0
	06/2023	IDR	172,139		$12	0	0
	06/2023	KRW	238,421		184	0	0
	06/2023	MXN	5,021		272	0	(2)
	06/2023	TWD	16,627		545	0	(4)
	06/2023		$47,246	MXN	901,527	2,033	0
	06/2023		977	TWD	29,840	8	0

BRC	04/2023	HKD	63,702		$8,178	58	0
	05/2023	DKK	40,023		5,854	17	0
	05/2023	GBP	63,654		76,912	0	(1,679)
	05/2023	JPY	7,900,000		62,278	2,425	0

CBK	04/2023	BRL	6,627		1,278	0	(30)
	04/2023	DKK	81,106		11,528	0	(279)
	04/2023		$1,305	BRL	6,627	3	0
	04/2023		7,507	DKK	51,507	0	(9)
	04/2023		125	INR	10,295	0	0
	05/2023	DKK	51,411		$7,507	9	0
	05/2023	EUR	39,844		43,094	0	(219)
	05/2023	SEK	119,442		11,638	103	0
	05/2023		$5,101	EUR	4,748	61	0
	05/2023		5,694	GBP	4,672	74	0
	05/2023		175	MXN	3,545	20	0
	06/2023	IDR	89,030		$6	0	0
	06/2023	MXN	870,829		46,533	0	(1,067)

GLM	04/2023	BRL	7,348		1,446	0	(3)
	04/2023		$1,355	BRL	7,348	95	0
	06/2023	TWD	11,462		$376	0	(2)

MBC	04/2023	DKK	10,400		1,488	0	(26)
	04/2023	ILS	1,686		493	23	0
	04/2023	INR	131,040		1,584	0	(10)
	04/2023	SGD	2,690		2,037	15	0

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	CNH	1,247		$186	$4	$0
	05/2023	EUR	6,286		6,707	0	(127)
	05/2023	MXN	34,234		1,816	0	(71)
	05/2023	NOK	22,226		2,202	75	0
	06/2023	IDR	964,652		63	0	(1)
	06/2023	TWD	35,953		1,189	2	0

MYI	04/2023	MXN	4,932		260	0	(13)
	04/2023		$127	KRW	157,836	0	(6)

SCX	04/2023	HKD	24,467		$3,123	4	0
	04/2023		$307	INR	25,206	0	(1)
	04/2023		247	KRW	305,329	0	(14)
	04/2023	ZAR	10,286		$559	0	(18)
	05/2023	CHF	31,391		34,541	77	0
	06/2023	TWD	4,409		145	0	(1)
	06/2023		$39	IDR	591,832	1	0

UAG	04/2023	KRW	1,904,229		$1,460	2	0
	04/2023	SGD	2,596		1,956	5	0
	04/2023		$551	ZAR	10,286	26	0

Total Forward Foreign Currency Contracts						$6,777	$(7,856)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.883%	EUR	1,600	$370	$(181)	$189	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RADMFXNT Index	3,580	4.905% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	$5,475	$0	$57	$57	$0
	Receive	RADMFXNT Index	43,924	4.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	68,161	0	(282)	0	(282)
	Receive	ERADXULT Index	6,549	5.440% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/14/2023	14,292	0	(66)	0	(66)
	Receive	RADMFXNT Index	5,873	4.860% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/14/2023	9,114	0	(38)	0	(38)
	Receive	ERADXULT Index	886	5.520% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	1,933	0	(9)	0	(9)
	Receive	RU20INTR Index	2,033	4.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	19,314	0	(84)	0	(84)
	Receive	ERAEMLT Index	158	6.040% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	577	0	(3)	0	(3)
	Receive	RADMFXNT Index	42,826	4.910% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	66,457	0	(276)	0	(276)
	Receive	RADMFENT Index	64,549	4.610% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/04/2023	100,166	0	(390)	0	(390)
	Receive	RADMFENT Index	1,109	5.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023	1,552	0	(7)	0	(7)
	Receive	RADMFENT Index	3,984	5.310% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/25/2023	5,574	0	(25)	0	(25)
	Receive	RADMFENT Index	34,347	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/08/2023	48,056	0	(213)	0	(213)
	Receive	RADMFENT Index	53,831	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	75,316	0	(334)	0	(334)
	Receive	RADMFENT Index	16,192	5.220% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/06/2024	22,655	0	(77)	0	(77)

CBK	Receive	NDDUEAFE Index	12,333	4.810% (1-Month USD-LIBOR less a specified spread)	Monthly	08/02/2023	88,066	0	(359)	0	(359)
	Receive	ERADXULT Index	9,394	5.340% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023	20,501	0	(93)	0	(93)
	Receive	NDUEEGF Index	18,903	5.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	9,551	0	(40)	0	(40)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	ERAUSST Index	8,067	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	$42,092	$0	$(188)	$0	$(188)

GST	Receive	NDUEEGF Index	6,220	4.981% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	3,143	0	(13)	0	(13)

JPM	Receive	ERAEMLT Index	16,044	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023	58,623	0	(282)	0	(282)
	Receive	NDUEEGF Index	14,065	4.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023	7,107	0	(29)	0	(29)
	Receive	NDUEEGF Index	16,499	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023	8,092	0	207	207	0
	Receive	ERADXULT Index	3,092	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023	6,748	0	(31)	0	(31)
	Receive	ERAEMLT Index	249	5.820% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	910	0	(4)	0	(4)
	Receive	ERAUSST Index	6,534	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	34,093	0	(153)	0	(153)
	Receive	RADMFENT Index	72,495	5.210% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	101,429	0	(444)	0	(444)
	Receive	NDDUEAFE Index	4,242	4.810% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	30,291	0	(124)	0	(124)
	Receive	RADMFXNT Index	16,075	4.915% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	24,945	0	(122)	0	(122)
	Receive	RADMFENT Index	24,966	5.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	34,930	0	(191)	0	(191)
	Receive	ERAUSLT Index	298,666	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	137,285	0	(593)	0	(593)
	Receive	RADMFENT Index	118,076	5.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	165,202	0	(726)	0	(726)
	Receive	RADMFXNT Index	67,443	4.380% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	120,972	0	(455)	0	(455)
	Receive	RADMFXNT Index	80,252	4.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	124,534	0	(515)	0	(515)
	Receive	RU20INTR Index	7,523	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	71,471	0	(311)	0	(311)
	Receive	ERAEMLT Index	565	5.870% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023	2,064	0	(10)	0	(10)
	Receive	RADMFENT Index	22,352	5.200% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023	31,273	0	(137)	0	(137)
	Receive	ERAUSST Index	7,676	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	40,052	0	(179)	0	(179)
	Receive	ERAEMLT Index	9,257	5.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/08/2023	33,824	0	(219)	0	(219)
	Receive	RADMFENT Index	17,797	5.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	24,900	0	(109)	0	(109)
	Receive	ERADXULT Index	93,108	5.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	203,190	0	(486)	0	(486)

MBC	Receive	NDDUEAFE Index	91	4.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	634	0	13	13	0
	Receive	ERAUSST Index	4,861	4.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023	25,364	0	(107)	0	(107)
	Receive	NDUEEGF Index	23,336	4.760% (1-Month USD-LIBOR less a specified spread)	Monthly	04/12/2023	11,445	0	300	300	0
	Receive	NDUEEGF Index	9,197	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/17/2024	4,647	0	(14)	0	(14)
	Receive	NDUEEGF Index	14,797	5.040% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	7,477	0	(31)	0	(31)

MEI	Receive	NDDUEAFE Index	4,417	4.770% (1-Month USD-LIBOR less a specified spread)	Monthly	06/21/2023	31,540	0	(128)	0	(128)
	Receive	ERAEMLT Index	35,420	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/12/2023	129,421	0	(626)	0	(626)
	Receive	NDDUEAFE Index	16,380	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	08/16/2023	116,964	0	(474)	0	(474)
	Receive	ERADXULT Index	49,415	5.475% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	107,839	0	(523)	0	(523)
	Receive	ERAEMLT Index	4,555	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/10/2024	16,643	0	(78)	0	(78)
	Receive	ERAEMLT Index	34,077	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/14/2024	124,514	0	(60)	0	(60)
	Receive	ERAEMLT Index	4,920	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	17,977	0	(47)	0	(47)

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	RU20INTR Index	3,419	4.670% (1-Month USD-LIBOR less a specified spread)	Monthly	04/12/2023	$32,481	$0	$(110)	$0	$(110)
	Receive	NDDUEAFE Index	6,957	4.800% (1-Month USD-LIBOR less a specified spread)	Monthly	05/17/2023	49,678	0	(202)	0	(202)
	Receive	NDDUEAFE Index	1,851	4.810% (1-Month USD-LIBOR less a specified spread)	Monthly	05/17/2023	13,217	0	(54)	0	(54)
	Receive	NDDUEAFE Index	2,402	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	17,152	0	(70)	0	(70)
	Receive	RU20INTR Index	3,242	4.700% (1-Month USD-LIBOR less a specified spread)	Monthly	06/07/2023	30,800	0	(130)	0	(130)
	Receive	NDDUEAFE Index	6,188	4.710% (1-Month USD-LIBOR less a specified spread)	Monthly	06/14/2023	44,186	0	(176)	0	(176)
	Receive	RU20INTR Index	534	4.730% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	4,977	0	75	75	0
	Receive	NDDUEAFE Index	23,077	4.800% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	164,785	0	(744)	0	(744)

UAG	Receive	ERAUSST Index	4,997	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	26,738	0	(727)	0	(727)
	Receive	NDDUEAFE Index	18,753	4.790% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	133,909	0	(544)	0	(544)
	Receive	ERAUSST Index	11,355	4.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	59,249	0	(262)	0	(262)
	Receive	ERAUSST Index	5,335	4.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023	27,837	0	(123)	0	(123)
	Receive	RU20INTR Index	454	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	4,313	0	(19)	0	(19)

								$0	$(12,214)	$652	$(12,866)

Total Swap Agreements								$370	$(12,395)	$841	$(12,866)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,008	$0	$0	$1,008	$(484)	$0	$0	$(484)	$524	$(630)	$(106)
BPS	2,670	0	57	2,727	(3,796)	0	(1,804)	(5,600)	(2,873)	885	(1,988)
BRC	2,500	0	0	2,500	(1,679)	0	0	(1,679)	821	(450)	371
CBK	270	0	0	270	(1,604)	0	(492)	(2,096)	(1,826)	0	(1,826)
FAR	0	0	0	0	0	0	(188)	(188)	(188)	3,054	2,866
GLM	95	0	0	95	(5)	0	0	(5)	90	0	90
GST	0	0	0	0	0	0	(13)	(13)	(13)	0	(13)
JPM	0	0	396	396	0	0	(5,120)	(5,120)	(4,724)	(6,828)	(11,552)
MBC	119	0	313	432	(235)	0	(152)	(387)	45	1,711	1,756
MEI	0	0	0	0	0	0	(1,936)	(1,936)	(1,936)	(10,890)	(12,826)
MYI	0	0	75	75	(19)	0	(1,486)	(1,505)	(1,430)	(573)	(2,003)
SCX	82	0	0	82	(34)	0	0	(34)	48	0	48
UAG	33	0	0	33	0	0	(1,675)	(1,675)	(1,642)	4,612	2,970

Total Over the Counter	$6,777	$0	$841	$7,618	$(7,856)	$0	$(12,866)	$(20,722)

(p)

Securities with an aggregate market value of $10,262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$717	$717
Swap Agreements	0	186	0	0	399	585

	$0	$186	$0	$0	$1,116	$1,302

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,777	$0	$6,777
Swap Agreements	0	189	652	0	0	841

	$0	$189	$652	$6,777	$0	$7,618

	$0	$375	$652	$6,777	$1,116	$8,920

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$630	$630
Swap Agreements	0	0	0	0	2,352	2,352

	$0	$0	$0	$0	$2,982	$2,982

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,856	$0	$7,856
Swap Agreements	0	0	12,866	0	0	12,866

	$0	$0	$12,866	$7,856	$0	$20,722

	$0	$0	$12,866	$7,856	$2,982	$23,704

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18,280	$18,280
Swap Agreements	0	(10,077)	0	0	(31,152)	(41,229)

	$0	$(10,077)	$0	$0	$(12,872)	$(22,949)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,869	$0	$58,869
Purchased Options	0	0	0	0	5,425	5,425
Written Options	0	954	0	0	(6,888)	(5,934)
Swap Agreements	0	84	(278,663)	0	0	(278,579)

	$0	$1,038	$(278,663)	$58,869	$(1,463)	$(220,219)

	$0	$(9,039)	$(278,663)	$58,869	$(14,335)	$(243,168)

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,527)	$(2,527)
Swap Agreements	0	2,081	0	0	37,113	39,194

	$0	$2,081	$0	$0	$34,586	$36,667

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,728)	$0	$(14,728)
Purchased Options	0	0	0	0	(2,958)	(2,958)
Written Options	0	(512)	0	0	3,628	3,116
Swap Agreements	0	(79)	(86,062)	0	0	(86,141)

	$0	$(591)	$(86,062)	$(14,728)	$670	$(100,711)

	$0	$1,490	$(86,062)	$(14,728)	$35,256	$(64,044)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$95,910	$0	$95,910
Industrials	0	43,434	0	43,434
Utilities	0	8,414	0	8,414
Municipal Bonds & Notes
California	0	2,219	0	2,219
Illinois	0	422	0	422
Nebraska	0	24	0	24
Ohio	0	62	0	62
Pennsylvania	0	6	0	6
Washington	0	767	0	767
U.S. Government Agencies	0	117,289	0	117,289
U.S. Treasury Obligations	0	72,887	0	72,887
Non-Agency Mortgage-Backed Securities	0	292,576	0	292,576
Asset-Backed Securities	0	1,173,018	0	1,173,018
Sovereign Issues	0	738	48	786
Preferred Securities
Financials	0	418	0	418
Real Estate	502	0	0	502
Short-Term Instruments
Commercial Paper	0	75,385	0	75,385
Repurchase Agreements	0	1,555,900	0	1,555,900
Short-Term Notes	0	150,999	0	150,999
Japan Treasury Bills	0	59,509	0	59,509
U.S. Treasury Bills	0	19,244	0	19,244

	$502	$3,669,221	$48	$3,669,771

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$181	$0	$0	$181

Total Investments	$683	$3,669,221	$48	$3,669,952

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	61	1,235	0	1,296
Over the counter	0	7,618	0	7,618

	$61	$8,853	$0	$8,914

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(70)	(2,912)	0	(2,982)
Over the counter	0	(20,722)	0	(20,722)

	$(70)	$(23,634)	$0	$(23,704)

Total Financial Derivative Instruments	$(9)	$(14,781)	$0	$(14,790)

Totals	$674	$3,654,440	$48	$3,655,162

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.6%

CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 2.1%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$600	$574

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		300	301

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	2,000	2,150
7.950% due 01/09/2025		$400	407

Credit Suisse AG AT1 Claim ^		400	23

Equinix, Inc.
1.550% due 03/15/2028		100	85

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	145

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		$100	99

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	400

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		800	794

Morgan Stanley
5.050% due 01/28/2027 •		2,100	2,096

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	7,480	845

Societe Generale SA
6.447% due 01/12/2027 •		$1,500	1,501

VICI Properties LP
4.750% due 02/15/2028		100	95

			9,515

INDUSTRIALS 0.2%

CVS Pass-Through Trust
6.943% due 01/10/2030		66	68

Daimler Trucks Finance North America LLC
5.200% due 01/17/2025		500	501

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		100	93
4.279% due 03/15/2032		400	357

			1,019

Total Corporate Bonds & Notes (Cost $10,108)			10,534

MUNICIPAL BONDS & NOTES 0.1%

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		365	406

Total Municipal Bonds & Notes (Cost $388)			406

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
4.000% due 04/25/2041		530	507
4.967% due 09/25/2042 ~		2	2
5.195% due 07/25/2037 •		4	4
5.225% due 07/25/2037 •		7	7
5.245% due 09/25/2035 •		14	14
5.255% due 09/25/2035 ~		31	31
5.565% due 06/25/2037 •		57	57

Freddie Mac
5.064% due 03/15/2037 •		59	57
5.384% due 08/15/2037 •		84	83
5.394% due 10/15/2037 ~		14	14
5.404% due 05/15/2037 ~		47	47
5.404% due 09/15/2037 •		49	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Small Business Administration
4.430% due 05/01/2029	$10	$10

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2053	5,300	5,286
6.500% due 04/01/2053	11,300	11,652

Total U.S. Government Agencies (Cost $17,835)		17,820

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 02/15/2052	2,902	2,019
0.625% due 07/15/2032 (g)	1,339	1,280
0.625% due 02/15/2043 (i)	114	96

Total U.S. Treasury Obligations (Cost $3,713)		3,395

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.7%

245 Park Avenue Trust
3.508% due 06/05/2037	1,000	903

Ashford Hospitality Trust
5.584% due 04/15/2035 •	834	811

Atrium Hotel Portfolio Trust
6.434% due 12/15/2036 ~	5,000	4,708

BAMLL Commercial Mortgage Securities Trust
3.218% due 04/14/2033	3,750	3,502

Banc of America Mortgage Trust
3.933% due 07/25/2035 ^~	20	18

Bear Stearns Adjustable Rate Mortgage Trust
3.977% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
3.964% due 09/25/2035 ^~	57	35
4.077% due 10/25/2035 ^~	101	84

BIG Commercial Mortgage Trust
6.169% due 02/15/2039 ~	3,500	3,386

BX Commercial Mortgage Trust
5.817% due 01/17/2039 •	3,000	2,880

BX Trust
5.576% due 04/15/2039 •	1,075	1,024

Century Plaza Towers
2.865% due 11/13/2039	1,875	1,527

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~	21	17
3.861% due 12/25/2035 ^~	11	10
6.000% due 12/25/2036	23	11

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ	1,435	1,428

Colony Mortgage Capital Ltd.
6.419% due 11/15/2038 •	2,900	2,683

Countrywide Alternative Loan Trust
5.225% due 09/25/2046 ^•	106	96
5.405% due 02/25/2037 •	38	31

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~	24	21

DBWF Mortgage Trust
5.891% due 12/19/2030 •	3,200	3,143
6.211% due 12/19/2030 ~	2,400	2,346

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.505% due 02/25/2036 •	263	242

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ	5,581	5,531

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	2,800	2,788

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~	1	1
3.968% due 11/25/2035 ^~	35	28
4.052% due 09/25/2035 ~	1	1
6.000% due 02/25/2036 ^	483	227
6.000% due 07/25/2037 ^	128	85

HarborView Mortgage Loan Trust
3.741% due 06/19/2036 ^~	114	62
5.101% due 12/19/2036 ^•	12	10
5.241% due 06/19/2035 •	90	84
5.241% due 12/19/2036 ^•	249	224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Orlando Trust
5.984% due 12/15/2034 •	$290	$282

IndyMac INDX Mortgage Loan Trust
3.251% due 06/25/2036 ~	250	221
5.205% due 02/25/2037 ^•	140	120

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	122	70

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	3,561	2,972
4.248% due 07/05/2033	1,500	1,357
5.734% due 02/15/2035 •	899	870
5.901% due 07/05/2033 ~	1,355	1,243
5.934% due 09/15/2029 •	2,559	2,370
5.954% due 11/15/2035 •	261	250
5.984% due 03/15/2036 •	5,000	4,770

JP Morgan Mortgage Trust
3.595% due 10/25/2036 ^~	60	45
3.702% due 07/25/2035 ~	3	3
3.851% due 10/25/2036 ~	10	7

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	318	286

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	93	87

MAD Mortgage Trust
3.142% due 08/15/2034 ~	1,600	1,476

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~	17	14

Merrill Lynch Alternative Note Asset Trust
5.445% due 03/25/2037 •	171	48

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~	2	1
3.909% due 09/25/2035 ^~	48	38

MFA Trust
5.750% due 11/25/2067 þ	5,018	4,980

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •	214	191

New Orleans Hotel Trust
5.673% due 04/15/2032 •	2,300	2,204

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	5	3

NYO Commercial Mortgage Trust
5.780% due 11/15/2038 •	6,200	5,698

OBX Trust
6.120% due 11/25/2062 ~	2,348	2,353

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	336	321

PRET LLC
6.559% due 08/25/2052 þ	2,747	2,704

Prime Mortgage Trust
6.000% due 06/25/2036 ^	3	3

Residential Accredit Loans, Inc. Trust
5.145% due 02/25/2037 •	116	101
5.185% due 01/25/2037 •	204	162
5.205% due 07/25/2036 •	425	175
5.215% due 08/25/2036 •	212	184
5.225% due 09/25/2036 ^•	332	302

Structured Adjustable Rate Mortgage Loan Trust
4.538% due 01/25/2035 ^•	2	2
5.193% due 02/25/2034 ~	1	1

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•	95	78

Towd Point Mortgage Trust
3.750% due 03/25/2058 ~	1,858	1,771
3.750% due 09/25/2062	1,387	1,303

UBS Commercial Mortgage Trust
5.534% due 02/15/2032 •	434	424

WaMu Mortgage Pass-Through Certificates Trust
3.713% due 02/25/2037 ^~	35	31

Wells Fargo Commercial Mortgage Trust
6.024% due 02/15/2037 •	930	897

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2036 ^~	39	36

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		$749	$747

Total Non-Agency Mortgage-Backed Securities (Cost $79,244)			79,151

ASSET-BACKED SECURITIES 24.9%

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		1	0

Adagio Eur CLO DAC
4.541% due 07/20/2036 ~	EUR	5,300	5,746

Asset-Backed Securities Corp. Home Equity Loan Trust
5.805% due 07/25/2035 •		$17	17

Bear Stearns Asset-Backed Securities Trust
5.085% due 06/25/2047 •		279	278

BHG Securitization Trust
5.320% due 10/17/2035		954	946
5.930% due 10/17/2035		1,700	1,700

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	4,561	4,865

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		$900	900

CarNow Auto Receivables Trust
3.440% due 07/15/2024		8	8

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		2,700	2,661

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		2,600	2,600

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •		795	445
5.025% due 01/25/2037 ~		1,019	744

Contego CLO DAC
3.479% due 01/25/2034 ~	EUR	2,230	2,332

Countrywide Asset-Backed Certificates Trust
4.985% due 04/25/2047 •		$125	119
5.385% due 03/25/2036 •		165	144

Dryden CLO Ltd.
6.192% due 01/15/2031 •		1,600	1,542

Dryden Euro CLO DAC
3.168% due 04/15/2034 •	EUR	2,500	2,596

Euro-Galaxy CLO DAC
3.604% due 02/15/2034 •		5,000	5,262

Exeter Automobile Receivables Trust
5.290% due 01/15/2025		$2,821	2,820

Fair Oaks Loan Funding DAC
3.168% due 04/15/2034 •	EUR	3,500	3,666

First Franklin Mortgage Loan Trust
5.165% due 04/25/2036 •		$17	16

Ford Auto Securitization Trust Asset-Backed Notes
4.956% due 10/15/2024	CAD	1,615	1,194

FREED ABS Trust
6.490% due 12/18/2029		$924	925

Fremont Home Loan Trust
5.165% due 08/25/2036 •		1,953	652

GSAMP Trust
4.895% due 12/25/2046 •		293	147

Henley CLO DAC
3.399% due 07/25/2034 •	EUR	5,000	5,223

Invesco Euro CLO DAC
3.358% due 01/15/2034 •		4,000	4,234

LL ABS Trust
6.630% due 05/15/2030		$1,870	1,862

Long Beach Mortgage Loan Trust
5.145% due 05/25/2036 •		106	61
5.385% due 05/25/2046 ~		699	232

Madison Park Funding Ltd.
5.938% due 04/25/2032 •		2,150	2,120

Marlette Funding Trust
5.180% due 11/15/2032		1,673	1,661
5.950% due 11/15/2032		600	590
6.070% due 04/15/2033		2,800	2,799

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		19	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		$2,577	$730
5.055% due 05/25/2037 •		796	750
5.425% due 12/25/2035 ~		31	31

Merrill Lynch Mortgage Investors Trust
5.345% due 07/25/2037 •		393	94

MF1 LLC
6.906% due 06/19/2037 •		4,400	4,360
7.406% due 06/19/2037 •		1,300	1,286

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 02/25/2037 ~		947	593
4.980% due 11/25/2036 •		865	564
5.055% due 01/25/2037 •		427	210

Morgan Stanley Home Equity Loan Trust
4.945% due 12/25/2036 ~		444	220

Navient Private Education Loan Trust
6.134% due 07/16/2040 •		5,522	5,498

Nelnet Student Loan Trust
5.501% due 04/20/2062 •		1,488	1,452

Oportun Issuance Trust
7.451% due 01/08/2030		2,353	2,360

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		173	167
4.970% due 01/15/2030		130	128

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.495% due 12/25/2034 •		32	32

PFP Ltd.
6.934% due 08/19/2035 •		2,200	2,195

PRET LLC
1.744% due 07/25/2051 þ		239	224
1.868% due 07/25/2051 þ		255	237

Ready Capital Mortgage Financing LLC
7.358% due 10/25/2039 •		2,896	2,907

Regatta Funding Ltd.
5.862% due 07/17/2031 •		2,000	1,978

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		748	260

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		400	369

Residential Asset Mortgage Products Trust
6.525% due 08/25/2035 •		700	637

Securitized Asset-Backed Receivables LLC Trust
5.005% due 08/25/2036 •		375	121
5.325% due 07/25/2036 •		205	84
5.805% due 01/25/2036 ^•		279	242

SG Mortgage Securities Trust
4.985% due 10/25/2036 •		238	208

SLM Private Education Loan Trust
9.434% due 10/15/2041 •		2,533	2,755

SMB Private Education Loan Trust
1.070% due 01/15/2053		1,725	1,487
5.414% due 01/15/2053 •		1,911	1,853
5.695% due 09/15/2054 •		1,266	1,234

Sound Point CLO Ltd.
5.858% due 10/20/2028 •		180	180

Soundview Home Loan Trust
5.745% due 10/25/2037 •		625	489

St Paul’s CLO DAC
3.048% due 07/17/2030 ~	EUR	3,988	4,227

Starwood Mortgage Trust
5.908% due 11/15/2038 •		$4,430	4,345

Structured Asset Securities Corp. Mortgage Loan Trust
4.980% due 07/25/2036 •		36	35
5.185% due 12/25/2036 •		25	24

Theorem Funding Trust
1.210% due 12/15/2027		79	78
7.600% due 04/15/2029		2,119	2,136

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		3,700	3,640

Total Asset-Backed Securities (Cost $107,196)			111,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Brazil Government International Bond
4.750% due 01/14/2050		$420	$312

Total Sovereign Issues (Cost $289)			312

SHORT-TERM INSTRUMENTS 74.7%

COMMERCIAL PAPER 3.0%

American Electric Power Co., Inc.
4.980% due 04/04/2023		1,700	1,699

Duke Energy Corp.
5.500% due 04/18/2023		1,750	1,745

Entergy Corp.
5.000% due 04/06/2023		1,250	1,249

International Flavors & Fragrances, Inc.
6.000% due 04/13/2023		2,250	2,246

Lowe’s Companies, Inc.
5.750% due 04/10/2023		2,200	2,197

Mondelez International, Inc.
5.120% due 04/14/2023		2,200	2,196

Quanta Services, Inc.
6.050% due 04/18/2023		2,200	2,194

			13,526

REPURCHASE AGREEMENTS (e) 57.0%
			254,700

SHORT-TERM NOTES 3.0%

Federal Home Loan Bank
4.860% due 05/04/2023 •(c)		11,400	11,400

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		2,046	2,046

			13,446

JAPAN TREASURY BILLS 8.3%
(0.167)% due 04/24/2023 - 05/15/2023 (a)(b)	JPY	4,950,000	37,286

U.S. TREASURY BILLS 3.4%
4.477% due 04/06/2023 - 05/09/2023 (a)(b)(i)		$15,225	15,161

Total Short-Term Instruments (Cost $334,863)			334,119

Total Investments in Securities (Cost $553,636)			557,283

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short Asset Portfolio		2,035,416	19,536

Total Short-Term Instruments (Cost $19,928)			19,536

Total Investments in Affiliates (Cost $19,928)			19,536

Total Investments 129.0% (Cost $573,564)			$576,819

Financial Derivative Instruments (f)(h) (0.0)% (Cost or Premiums, net $622)			(198)

Other Assets and Liabilities, net (29.0)%			(129,433)

Net Assets 100.0%			$447,188

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$119,200	U.S. Treasury Notes 0.250% due 05/15/2024	$(121,571)	$119,200	$119,200
	4.910	03/31/2023	04/03/2023	116,700	U.S. Treasury Notes 1.000% due 07/31/2028	(119,568)	116,700	116,748
	4.930	03/31/2023	04/03/2023	18,800	Ginnie Mae 2.500% due 10/20/2051	(19,436)	18,800	18,807

Total Repurchase Agreements						$(260,575)	$254,700	$254,755

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$254,755	$0	$0	$254,755	$(260,575)	$(5,820)

Total Borrowings and Other Financing Transactions	$254,755	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	4	$	826	$(7)	$1	$0
U.S. Treasury 5-Year Note June Futures	06/2023	74		8,104	195	17	0
U.S. Treasury 10-Year Note June Futures	06/2023	265		30,454	(7)	91	0

					$181	$109	$0

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund June Futures	06/2023	4	$	(589)	$(21)	$3	$(3)
Euro-Buxl 30-Year Bond June Futures	06/2023	2		(306)	(18)	1	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	35		(4,939)	(199)	0	(47)

					$(238)	$4	$(52)

Total Futures Contracts					$(57)	$113	$(52)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$300	$1	$3	$4	$0	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	55,800	(15)	686	671	55	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	101,600	744	457	1,201	110	0

					$730	$1,146	$1,876	$165	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/21/2025	$	26,400	$(360)	$313	$(47)	$39	$0
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		15,300	212	(201)	11	0	(47)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		3,100	13	20	33	0	(13)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		4,500	27	30	57	0	(25)
Pay(4)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	8,000	(55)	91	36	4	0
Receive(4)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		3,600	55	(73)	(18)	0	(4)

							$(108)	$180	$72	$43	$(89)

Total Swap Agreements							$622	$1,326	$1,948	$208	$(89)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$113	$208	$321	$0	$(52)	$(89)	$(141)

(g)

Securities with an aggregate market value of $1,081 and cash of $5,020 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	9,464		$1,350	$0	$(28)
	04/2023	ILS	7,255		2,029	11	0
	04/2023	KRW	448,604		344	0	0
	05/2023	CHF	366		401	0	(1)
	05/2023	EUR	385		413	0	(6)
	05/2023	GBP	79		95	0	(3)
	05/2023	JPY	32,000		237	0	(6)
	05/2023	SEK	1,040		99	0	(1)
	06/2023	TWD	4,084		135	0	0
	06/2023		$32	TWD	987	0	0
	07/2023	ILS	1,078		$312	11	0
	07/2023		$2,041	ILS	7,255	0	(13)

BPS	04/2023	SGD	652		$496	5	0
	04/2023		$1,286	DKK	8,855	3	0
	04/2023		141	ILS	512	2	0
	04/2023		218	KRW	269,896	0	(12)
	05/2023	DKK	8,839		$1,286	0	(3)
	05/2023	EUR	60,156		64,565	0	(829)
	05/2023	JPY	1,971,739		15,055	114	0
	06/2023	IDR	295,948		20	0	0
	06/2023	KRW	34,324		26	0	0
	06/2023	TWD	1,742		57	0	0
	06/2023		$70	IDR	1,077,436	2	0
	06/2023		2	MXN	38	0	0
	06/2023		80	TWD	2,439	1	0
	11/2023	ILS	2,592		$751	22	0

BRC	04/2023	HKD	17,210		2,209	16	0
	05/2023	DKK	4,778		699	2	0
	05/2023	GBP	8,679		10,487	0	(229)
	05/2023	JPY	3,330,000		26,136	920	0
	05/2023	NOK	5,593		556	21	0

CBK	04/2023	DKK	10,333		1,469	0	(35)
	04/2023		$896	DKK	6,149	0	(1)
	04/2023		62	INR	5,142	0	0
	05/2023	CAD	2,250		$1,686	20	0
	05/2023	DKK	6,137		896	1	0
	05/2023	MXN	15		1	0	0
	05/2023	NZD	238		149	0	0
	05/2023	SEK	23,982		2,337	21	0
	05/2023		$523	AUD	754	0	(18)
	05/2023		1,399	EUR	1,306	20	0
	06/2023	IDR	153,077		$10	0	0
	06/2023	MXN	23		1	0	0
	07/2023	ILS	6,177		1,793	67	0

GLM	06/2023	TWD	1,288		42	0	0

MYI	04/2023	INR	31,365		379	0	(3)
	04/2023		$5	KRW	5,719	0	0
	04/2023	ZAR	493		$28	1	0
	05/2023		$481	JPY	63,700	2	0

RBC	05/2023	AUD	8,694		$6,088	268	0
	05/2023	JPY	37,100		277	0	(4)
	05/2023	MXN	6,652		351	0	(15)
	07/2023		$404	MXN	7,778	19	0

SCX	04/2023	HKD	3,352		$428	1	0
	04/2023		$590	HKD	4,624	0	(1)
	04/2023		153	INR	12,589	0	0
	04/2023		27	ZAR	493	1	0
	05/2023	CHF	6,047		$6,654	15	0
	06/2023	TWD	85		3	0	0
	09/2023		$1	ZAR	13	0	0

UAG	04/2023	ILS	5,226		$1,487	33	0
	04/2023	JPY	1,620,000		12,734	498	0
	04/2023	SGD	850		641	1	0
	04/2023		$2,984	ILS	10,699	0	(8)

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2023	ILS	897		$259	$7	$0
	11/2023		$975	ILS	3,445	0	(7)

Total Forward Foreign Currency Contracts						$2,105	$(1,223)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	372	5.055% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	$3,224	$0	$(33)	$0	$(33)
BPS	Receive	RADMFXNT Index	33,805	4.900% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	52,458	0	(217)	0	(217)
	Receive	RU20INTR Index	793	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	7,534	0	(33)	0	(33)
	Receive	RADMFXNT Index	14,109	4.910% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	21,891	0	(94)	0	(94)
	Pay	S&P 500 Total Return Index	16,535	5.065% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	145,361	0	645	645	0
	Receive	RADMFENT Index	2,892	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/08/2023	4,046	0	(18)	0	(18)
	Receive	RADMFENT Index	6,268	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	8,770	0	(39)	0	(39)
	Receive	RADMFENT Index	2,615	5.220% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/06/2024	3,659	0	(12)	0	(12)

JPM	Receive	ERAUSST Index	97	4.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	570	0	(66)	0	(66)
	Receive	RADMFENT Index	34,783	5.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	48,665	0	(214)	0	(214)
	Receive	RU20INTR Index	1,457	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	13,842	0	(60)	0	(60)
	Receive	ERADXULT Index	30,310	5.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	66,146	0	(160)	0	(160)

MEI	Receive	NDDUEAFE Index	2,884	4.800% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	20,594	0	(84)	0	(84)
	Receive	ERAEMLT Index	651	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/07/2024	2,379	0	(11)	0	(11)
	Receive	ERAEMLT Index	12,770	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	46,660	0	(126)	0	(126)

MYI	Receive	NDDUEAFE Index	466	4.710% (1-Month USD-LIBOR less a specified spread)	Monthly	06/14/2023	3,327	0	(13)	0	(13)
	Receive	RU20INTR Index	365	4.730% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	3,418	0	38	38	0
	Receive	RU20INTR Index	714	4.830% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	6,783	0	(30)	0	(30)
	Receive	NDDUEAFE Index	12,341	4.800% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	88,123	0	(372)	0	(372)

UAG	Receive	ERAUSST Index	1,296	4.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	6,989	0	(248)	0	(248)
	Pay	S&P 500 Total Return Index	2,378	5.071% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	20,905	0	88	88	0
	Receive	ERAUSST Index	8,679	4.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	45,286	0	(201)	0	(201)

Total Swap Agreements								$0	$(1,260)	$771	$(2,031)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$22	$0	$0	$22	$(58)	$0	$(33)	$(91)	$(69)	$0	$(69)
BPS	149	0	645	794	(844)	0	(413)	(1,257)	(463)	3,508	3,045
BRC	959	0	0	959	(229)	0	0	(229)	730	(626)	104
CBK	129	0	0	129	(54)	0	0	(54)	75	0	75
JPM	0	0	0	0	0	0	(500)	(500)	(500)	96	(404)
MEI	0	0	0	0	0	0	(221)	(221)	(221)	(1,210)	(1,431)
MYI	3	0	38	41	(3)	0	(415)	(418)	(377)	(898)	(1,275)
RBC	287	0	0	287	(19)	0	0	(19)	268	(260)	8
SCX	17	0	0	17	(1)	0	0	(1)	16	0	16
UAG	539	0	88	627	(15)	0	(449)	(464)	163	3,487	3,650

Total Over the Counter	$2,105	$0	$771	$2,876	$(1,223)	$0	$(2,031)	$(3,254)

(i)

Securities with an aggregate market value of $7,091 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$113	$113
Swap Agreements	0	165	0	0	43	208

	$0	$165	$0	$0	$156	$321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,105	$0	$2,105
Swap Agreements	0	0	771	0	0	771

	$0	$0	$771	$2,105	$0	$2,876

	$0	$165	$771	$2,105	$156	$3,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$52	$52
Swap Agreements	0	0	0	0	89	89

	$0	$0	$0	$0	$141	$141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,223	$0	$1,223
Swap Agreements	0	0	2,031	0	0	2,031

	$0	$0	$2,031	$1,223	$0	$3,254

	$0	$0	$2,031	$1,223	$141	$3,395

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,187)	$(2,187)
Swap Agreements	0	3,518	0	0	31	3,549

	$0	$3,518	$0	$0	$(2,156)	$1,362

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,798)	$0	$(10,798)
Swap Agreements	0	0	24,508	0	0	24,508

	$0	$0	$24,508	$(10,798)	$0	$13,710

	$0	$3,518	$24,508	$(10,798)	$(2,156)	$15,072

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(57)	$(57)
Swap Agreements	0	1,146	0	0	180	1,326

	$0	$1,146	$0	$0	$123	$1,269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$882	$0	$882
Swap Agreements	0	0	(1,260)	0	0	(1,260)

	$0	$0	$(1,260)	$882	$0	$(378)

	$0	$1,146	$(1,260)	$882	$123	$891

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$9,515	$0	$9,515
Industrials	0	1,019	0	1,019
Municipal Bonds & Notes
Washington	0	406	0	406
U.S. Government Agencies	0	17,820	0	17,820
U.S. Treasury Obligations	0	3,395	0	3,395
Non-Agency Mortgage-Backed Securities	0	79,151	0	79,151
Asset-Backed Securities	0	111,546	0	111,546
Sovereign Issues	0	312	0	312
Short-Term Instruments
Commercial Paper	0	13,526	0	13,526
Repurchase Agreements	0	254,700	0	254,700
Short-Term Notes	0	13,446	0	13,446
Japan Treasury Bills	0	37,286	0	37,286
U.S. Treasury Bills	0	15,161	0	15,161

	$0	$557,283	$0	$557,283

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,536	$0	$0	$19,536

Total Investments	$19,536	$557,283	$0	$576,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$317	$0	$321
Over the counter	0	2,876	0	2,876

	$4	$3,193	$0	$3,197

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(136)	0	(141)
Over the counter	0	(3,254)	0	(3,254)

	$(5)	$(3,390)	$0	$(3,395)

Total Financial Derivative Instruments	$(1)	$(197)	$0	$(198)

Totals	$19,535	$557,086	$0	$576,621

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.2%

CORPORATE BONDS & NOTES 3.1%

BANKING & FINANCE 3.1%

Ally Financial, Inc.
8.000% due 11/01/2031		$176	$185

American Tower Corp.
3.000% due 06/15/2023		39	39

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		46	39
3.950% due 07/01/2024		157	153

Credit Suisse Group AG
1.000% due 06/24/2027 •	EUR	100	94
2.125% due 11/15/2029 •	GBP	100	98
2.875% due 04/02/2032 •	EUR	100	91
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		400	405
7.750% due 03/01/2029 •		200	238

Crown Castle, Inc.
3.150% due 07/15/2023		$666	662

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	305

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	8,511	958
1.000% due 10/01/2050		10,741	1,162
1.000% due 10/01/2053		24,843	2,483
1.500% due 10/01/2053		17,342	1,946
2.000% due 10/01/2053		3,973	464

NatWest Group PLC
4.519% due 06/25/2024 •		$488	486
6.684% (US0003M + 1.550%) due 06/25/2024 ~		769	768

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	3,507	395
1.000% due 10/01/2050		26,613	2,884
1.500% due 10/01/2053		41,004	4,374

Nykredit Realkredit AS
0.500% due 10/01/2043		45,406	5,094
1.000% due 10/01/2050		7,973	860
1.000% due 10/01/2053		22,089	2,355
1.500% due 10/01/2053		262,384	28,648
2.000% due 10/01/2053		24,254	2,718

Realkredit Danmark AS
1.000% due 10/01/2050		18,593	2,005
1.000% due 10/01/2053		50,512	5,063
1.500% due 10/01/2053		92,366	10,158
2.000% due 10/01/2053		8,374	939
2.500% due 04/01/2047		2	0
3.000% due 10/01/2053		10,452	1,372

UniCredit SpA
7.830% due 12/04/2023		$910	918

			78,359

INDUSTRIALS 0.0%

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		11	11

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		31	31

VMware, Inc.
3.900% due 08/21/2027		39	37

			79

UTILITIES 0.0%

Verizon Communications, Inc.
2.355% due 03/15/2032		46	38
4.016% due 12/03/2029		285	273

			311

Total Corporate Bonds & Notes (Cost $109,815)			78,749

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.3%

Fannie Mae
2.125% due 04/24/2026	$705	$670
3.770% due 05/01/2038 •	250	254
3.993% due 09/01/2044 - 10/01/2044 •	2	2
5.095% due 06/25/2048 ~	3,717	3,534
5.275% due 10/25/2036 •	2	2
5.295% due 08/25/2037 •	50	50

Freddie Mac
2.920% due 01/25/2026	3,000	2,898
3.757% due 09/01/2036 •	3	3
3.928% due 10/01/2036 •	3	3
5.064% due 07/15/2036 •	18	18
5.134% due 05/15/2032 - 09/15/2042 •	141	139
5.284% due 12/15/2037 •	23	23
5.304% due 10/15/2037 ~	36	35
5.568% due 07/01/2036 •	7	7

Ginnie Mae
0.098% due 10/16/2053 ~(a)	92	0
2.681% due 10/20/2043 •	282	269
3.858% due 08/20/2068 •	624	607
5.161% due 02/20/2049 ~	413	405

U.S. Small Business Administration
4.840% due 05/01/2025	2	2
4.990% due 09/01/2024	1	1
5.160% due 02/01/2028	2	2
5.310% due 05/01/2027	3	3
5.510% due 11/01/2027	2	2
5.820% due 06/01/2026	2	2
5.870% due 07/01/2028	1	1
6.770% due 11/01/2028	3	3

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 05/01/2052	386	359
4.000% due 09/01/2048 - 04/01/2050	100	96

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053 - 05/01/2053	46,400	44,385
4.500% due 05/01/2053	44,400	43,517
5.000% due 04/01/2053 - 05/01/2053	18,500	18,451
6.500% due 04/01/2053	15,300	15,777

Total U.S. Government Agencies (Cost $130,642)		131,520

U.S. TREASURY OBLIGATIONS 106.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024	39,500	38,734
0.125% due 10/15/2024 (m)	85,022	83,052
0.125% due 04/15/2025 (i)	95,571	92,609
0.125% due 10/15/2025 (i)	85,684	83,027
0.125% due 04/15/2026 (k)	74,244	71,265
0.125% due 07/15/2026 (i)	77,454	74,627
0.125% due 10/15/2026 (i)	118,154	113,484
0.125% due 04/15/2027 (i)	37,940	36,150
0.125% due 01/15/2030 (i)	77,163	71,952
0.125% due 07/15/2030 (i)	107,954	100,510
0.125% due 01/15/2031 (i)	106,590	98,580
0.125% due 07/15/2031 (i)	103,728	95,602
0.125% due 01/15/2032 (i)	107,297	98,083
0.125% due 02/15/2051	16,791	11,650
0.125% due 02/15/2052 (m)	21,605	15,028
0.250% due 01/15/2025 (i)	102,582	100,112
0.250% due 07/15/2029	75,568	71,641
0.250% due 02/15/2050	37,826	27,484
0.375% due 07/15/2023 (k)	46,043	46,179
0.375% due 07/15/2025 (i)(k)	113,183	110,729
0.375% due 01/15/2027 (i)(k)	99,098	95,538
0.375% due 07/15/2027	71,895	69,476
0.500% due 04/15/2024	53,371	52,515
0.500% due 01/15/2028 (i)	117,656	113,595
0.625% due 01/15/2024 (i)(m)	91,900	91,126
0.625% due 01/15/2026 (k)	34,953	34,180
0.625% due 07/15/2032 (i)	100,515	96,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 02/15/2043		$33,495	$28,314
0.750% due 07/15/2028 (i)(m)		88,928	87,238
0.750% due 02/15/2042		40,086	35,052
0.750% due 02/15/2045		51,081	43,566
0.875% due 01/15/2029 (i)		98,586	96,904
0.875% due 02/15/2047		47,359	41,060
1.000% due 02/15/2046		32,708	29,292
1.000% due 02/15/2048		27,301	24,351
1.000% due 02/15/2049 (m)		29,089	25,912
1.125% due 01/15/2033 (i)		17,579	17,549
1.375% due 02/15/2044		52,074	50,505
1.625% due 10/15/2027 (i)		114,043	116,312
1.750% due 01/15/2028 (k)(m)		5,388	5,515
2.000% due 01/15/2026 (k)(m)		4,289	4,352
2.125% due 02/15/2040 (k)(m)		16,549	18,291
2.125% due 02/15/2041 (m)		19,796	21,878
3.375% due 04/15/2032 (m)		123	146
3.875% due 04/15/2029 (m)		850	980

Total U.S. Treasury Obligations (Cost $2,833,584)			2,640,233

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Adjustable Rate Mortgage Trust
4.909% due 07/25/2035 ~		3	3

Alliance Bancorp Trust
5.325% due 07/25/2037 •		1,466	1,224

BAMLL Commercial Mortgage Securities Trust
5.734% due 09/15/2038 •		700	654

Banc of America Funding Trust
3.822% due 05/20/2036 ^~		24	21

Bear Stearns Adjustable Rate Mortgage Trust
3.564% due 07/25/2036 ^~		12	10
3.983% due 01/25/2035 ~		6	6
4.283% due 01/25/2035 ~		9	9
4.594% due 02/25/2036 ^~		27	24

Bear Stearns ALT-A Trust
4.531% due 07/25/2035 ^~		60	43

BX Trust
5.576% due 04/15/2039 •		4,650	4,433

Chase Mortgage Finance Trust
3.848% due 02/25/2037 ~		8	8
3.861% due 12/25/2035 ^~		1	1
3.949% due 02/25/2037 ~		8	8

Citigroup Mortgage Loan Trust
4.322% due 03/25/2034 ~		7	6
6.470% due 11/25/2035 •		3	3

Countrywide Alternative Loan Trust
5.500% due 04/25/2035		1,129	936
5.500% due 11/25/2035 ^		9	8
6.000% due 03/25/2037 ^		656	267
6.500% due 09/25/2037 ^		170	72

Countrywide Home Loan Mortgage Pass-Through Trust
3.447% due 08/20/2035 ^~		122	110
3.825% due 11/20/2034 ~		20	18
5.500% due 01/25/2035		19	19
6.000% due 04/25/2036		42	23

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~		5	5

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
5.545% due 10/25/2035 ^•		40	19

Credit Suisse Mortgage Capital Certificates
5.494% due 10/26/2036 ~		2	2

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.908% due 04/25/2047 ~		129	108

Eurosail PLC
5.221% due 06/13/2045 •	GBP	106	129

First Horizon Alternative Mortgage Securities Trust
5.022% due 04/25/2035 ~		$19	19
6.000% due 02/25/2037 ^		60	27

GCAT LLC
2.981% due 09/25/2025 þ		1,226	1,195

GSR Mortgage Loan Trust
3.895% due 01/25/2036 ^~		8	7
3.912% due 11/25/2035 ~		6	6

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.052% due 09/25/2035 ~		$1	$1
4.324% due 09/25/2035 ~		1	1

HarborView Mortgage Loan Trust
5.021% due 03/19/2037 •		70	60
5.171% due 12/19/2036 •		836	687
5.201% due 05/19/2035 •		44	39
5.381% due 11/19/2035 •		28	21
5.441% due 06/20/2035 •		38	33

IndyMac INDA Mortgage Loan Trust
3.106% due 11/25/2035 ^~		14	11

IndyMac INDX Mortgage Loan Trust
5.265% due 07/25/2036 •		83	74
5.405% due 07/25/2035 ~		361	258

JP Morgan Alternative Loan Trust
5.245% due 06/25/2037 •		897	370
6.810% due 08/25/2036 ^þ		145	136

JP Morgan Mortgage Trust
3.702% due 07/25/2035 ~		2	2

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~		10	9

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
5.424% due 09/15/2030 •		6	5

Merrill Lynch Mortgage Investors Trust
3.471% due 06/25/2035 ~		15	13
3.676% due 12/25/2034 ~		5	4

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		586	547

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.605% due 12/25/2035 •		446	404

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		17	13
6.000% due 09/25/2036 ^		44	33

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		147	99
5.750% due 03/25/2037 ^		50	15
6.500% due 09/25/2036 ^		884	326

Structured Adjustable Rate Mortgage Loan Trust
4.486% due 03/25/2036 ^~		22	16
5.612% due 11/25/2034 •		59	50

Structured Asset Mortgage Investments Trust
5.265% due 05/25/2036 •		6	4
5.441% due 05/19/2035 •		4	3

Thornburg Mortgage Securities Trust
6.407% due 03/25/2037 ^~		201	163

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	923	1,139

WaMu Mortgage Pass-Through Certificates Trust
3.253% due 06/25/2034 ~		$3	3
3.791% due 08/25/2036 ^~		1	1
4.091% due 01/25/2035 ~		3	3
4.181% due 10/25/2034 ~		3	2
5.585% due 11/25/2034 •		17	16
5.585% due 01/25/2045 ~		24	23
5.645% due 01/25/2045 •		21	19

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		10	8

Wells Fargo Mortgage-Backed Securities Trust
4.637% due 04/25/2036 ~		17	15

Total Non-Agency Mortgage-Backed Securities (Cost $15,242)			14,049

ASSET-BACKED SECURITIES 10.5%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		1,000	983

ACAS CLO Ltd.
5.685% due 10/18/2028 •		4,486	4,435

ACE Securities Corp. Home Equity Loan Trust
5.715% due 05/25/2035 •		92	92
5.745% due 12/25/2034 •		47	41
5.970% due 04/25/2035 •		2,000	1,675
6.645% due 06/25/2034 •		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	1,000	$1,054

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		$1,588	1,588
5.809% due 11/10/2030 •		796	787

Anchorage Capital CLO Ltd.
5.842% due 07/15/2030 •		3,375	3,339
5.955% due 07/22/2032 •		5,600	5,488

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		6,654	6,593

Apidos CLO
5.695% due 07/18/2029 •		600	595

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	2,513	2,673

Arbor Realty Commercial Real Estate Notes Ltd.
5.754% due 08/15/2034 •		$6,000	5,897
6.034% due 11/15/2036 •		4,600	4,505

Argent Securities Trust
5.325% due 05/25/2035 •		77	69

Armada Euro CLO DAC
3.008% due 07/15/2031 •	EUR	2,400	2,539

Asset-Backed Securities Corp. Home Equity Loan Trust
5.305% due 11/25/2036 •		$582	556

Bain Capital Euro DAC
3.082% due 01/20/2032 •	EUR	2,000	2,117

Barings CLO Ltd.
5.878% due 01/20/2032 •		$1,600	1,580

Bear Stearns Asset-Backed Securities Trust
5.505% due 02/25/2036 •		946	879
5.845% due 09/25/2046 •		32	29

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		4,900	4,812

Blackrock European CLO DAC
2.908% due 10/15/2031 ~	EUR	1,600	1,686

BlueMountain Fuji EUR CLO II DAC
2.938% due 07/15/2030 •		2,060	2,193

BlueMountain Fuji Eur CLO V DAC
3.198% due 01/15/2033 •		1,700	1,782

BNC Mortgage Loan Trust
5.165% due 11/25/2036 •		$850	822

BSPDF Issuer Ltd.
5.884% due 10/15/2036 ~		7,900	7,520

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	3,156	3,343
3.068% due 10/15/2031 •		2,300	2,440

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		3,097	3,282

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •		$1,824	1,805

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		2,300	2,265
5.972% due 01/15/2030 •		500	497

CIFC Funding Ltd.
5.795% due 04/18/2031 •		1,400	1,378

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		48	48

Citigroup Mortgage Loan Trust
5.115% due 05/25/2037 •		2,400	2,136
5.340% due 10/25/2036 •		254	242
5.550% due 03/25/2037 •		4,100	3,786

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		218	203

Countrywide Asset-Backed Certificates Trust
4.311% due 11/25/2034 •		2,920	2,546
4.985% due 05/25/2035 •		301	290
4.985% due 07/25/2037 •		77	69
5.035% due 11/25/2037 •		2,784	2,538
5.045% due 09/25/2037 •		20	17
5.325% due 05/25/2036 •		812	672
5.625% due 11/25/2034 •		19	17
5.700% due 08/25/2034 •		3	3
5.805% due 04/25/2036 ^~		85	74
5.880% due 12/25/2035 •		286	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •		$4,376	$4,319
5.955% due 10/23/2031 •		3,195	3,138

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	1,000	1,058
3.434% due 08/15/2032 •		1,600	1,693
3.587% due 09/15/2031 •		1,000	1,056

Dryden CLO Ltd.
5.874% due 05/15/2031 •		$500	494

Dryden Euro CLO DAC
2.948% due 04/15/2033 •	EUR	1,500	1,582
3.514% due 05/15/2034 •		1,900	2,014

Dryden Senior Loan Fund
5.772% due 04/15/2028 •		$2,155	2,134

Elevation CLO Ltd.
5.768% due 10/25/2030 •		8,964	8,879

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	300	317

First Franklin Mortgage Loan Trust
5.550% due 11/25/2036 •		$510	485
5.715% due 09/25/2035 •		531	522

Fremont Home Loan Trust
4.980% due 10/25/2036 •		112	94
4.985% due 01/25/2037 •		193	98
5.085% due 10/25/2036 •		670	279
5.685% due 03/25/2035 •		1,701	1,385

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		2,000	1,980

GSAMP Trust
5.045% due 11/25/2036 •		90	43
5.580% due 09/25/2035 ^•		6	6
5.820% due 03/25/2035 ^•		105	93

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •		793	784

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	3,000	3,152
3.022% due 10/20/2031 •		1,800	1,895

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		$95	71

HSI Asset Securitization Corp. Trust
5.385% due 02/25/2036 •		61	60

ICG U.S. CLO Ltd.
5.895% due 07/22/2031 •		800	791

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.996% due 11/25/2034 •		22	21

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		885	272

Jubilee CLO DAC
2.888% due 04/15/2030 •	EUR	2,800	2,960
2.898% due 04/15/2030 ~		3,300	3,497
2.938% due 04/15/2031 •		800	842

KKR CLO Ltd.
5.742% due 07/15/2030 •		$869	859
5.972% due 01/15/2031 ~		1,600	1,588

LCM LP
5.808% due 07/20/2030 •		1,748	1,726

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		831	596

Lehman XS Trust
4.907% due 06/25/2036 þ		202	192

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		900	889

Long Beach Mortgage Loan Trust
5.085% due 08/25/2036 •		75	31

Madison Park Funding Ltd.
5.645% due 04/22/2027 •		208	207

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	1,692	1,801

Marathon CLO Ltd.
5.942% due 04/15/2029 •		$1,844	1,840

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		40	40

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
5.185% due 06/25/2036 •	$222	$194

Merrill Lynch Mortgage Investors Trust
5.265% due 02/25/2037 •	1,371	408
5.565% due 10/25/2035 •	1,223	1,138
5.565% due 05/25/2036 •	8	8

MF1 Ltd.
5.841% due 10/16/2036 •	12,600	12,212

MidOcean Credit CLO
5.832% due 01/29/2030 •	1,046	1,038
5.965% due 02/20/2031 ~	300	295

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 10/25/2036 •	567	498
5.745% due 05/25/2034 •	1,635	1,519
5.880% due 07/25/2035 •	583	560

Mountain View CLO LLC
5.832% due 01/16/2031 •	7,000	6,921

Mountain View CLO Ltd.
5.635% due 10/13/2027 •	65	65

NovaStar Mortgage Funding Trust
5.550% due 01/25/2036 •	119	118

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~	1,000	981

Option One Mortgage Loan Trust
4.985% due 01/25/2037 •	213	141
4.985% due 03/25/2037 •	177	116
5.085% due 04/25/2037 •	2,893	1,367

Ownit Mortgage Loan Trust
5.125% due 09/25/2037 •	4,828	4,131

OZLM Ltd.
5.902% due 05/16/2030 •	522	518
5.908% due 10/20/2031 •	300	296

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •	500	494

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	7,262	2,342
5.705% due 06/25/2033 •	1,569	1,392
5.945% due 09/25/2037 •	770	358

Residential Asset Securities Corp. Trust
5.125% due 09/25/2036 •	2,045	1,980
5.325% due 08/25/2036 •	338	300

Romark CLO Ltd.
5.845% due 10/23/2030 •	900	891

Saranac CLO Ltd.
6.294% due 08/13/2031 •	3,900	3,860

Saxon Asset Securities Trust
5.155% due 09/25/2037 •	66	62

Sculptor CLO Ltd.
6.062% due 01/15/2031 •	3,400	3,360

Securitized Asset-Backed Receivables LLC Trust
5.345% due 05/25/2036 •	906	488
5.520% due 10/25/2035 •	2,497	2,351

SLM Student Loan Trust
6.318% due 04/25/2023 •	159	158

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~	1,221	1,205
5.805% due 01/23/2029 •	1,051	1,050
5.858% due 10/20/2028 •	1,046	1,043

Soundview Home Loan Trust
5.045% due 06/25/2037 •	743	530
5.795% due 10/25/2037 ~	101	74

Specialty Underwriting & Residential Finance Trust
5.045% due 04/25/2037 •	3,090	2,143
5.165% due 09/25/2037 •	10,922	6,176

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •	6,800	6,578

Structured Asset Securities Corp. Mortgage Loan Trust
5.415% due 10/25/2036 ~	191	187
6.162% due 04/25/2035 •	6	6

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •	7,200	7,105

TCW CLO Ltd.
5.788% due 04/25/2031 •	5,200	5,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
5.648% due 04/20/2028 ~		$621	$621

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	1,500	1,583

Venture CLO Ltd.
5.672% due 04/15/2027 •		$600	598
5.708% due 10/20/2028 •		521	514
5.798% due 07/20/2030 •		5,762	5,690
5.854% due 09/07/2030 •		793	780
5.858% due 07/20/2030 •		3,484	3,445
5.908% due 01/20/2029 ~		2,738	2,714

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		1,760	1,733

VMC Finance LLC
6.459% due 02/18/2039 •		9,189	8,920

Voya CLO Ltd.
5.792% due 10/15/2030 •		971	960

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •		895	885

Wells Fargo Home Equity Asset-Backed Securities Trust
7.245% due 12/25/2034 ~		137	134

Wind River CLO Ltd.
5.845% due 07/18/2031 •		797	783

Total Asset-Backed Securities (Cost $274,912)			261,174

SOVEREIGN ISSUES 4.1%

Australia Government International Bond
3.000% due 09/20/2025 (f)	AUD	2,173	1,546

Canada Government Real Return Bond
4.250% due 12/01/2026 (f)	CAD	1,167	962

Denmark Government International Bond
0.100% due 11/15/2023 (f)	DKK	4,150	611

France Government International Bond
0.100% due 07/25/2031 (f)	EUR	5,030	5,430
0.250% due 07/25/2024 (f)		10,706	11,780
2.100% due 07/25/2023 (f)		588	652

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (f)		4,057	4,055
1.400% due 05/26/2025 (f)		33,740	36,364

Japan Government International Bond
0.005% due 03/10/2031 (f)	JPY	52,697	412
0.100% due 03/10/2028 (f)		1,416,505	11,037
0.100% due 03/10/2029 (f)		3,278,558	25,767

Mexico Government International Bond
4.500% due 11/22/2035 (f)	MXN	1,555	88

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	304	192
3.000% due 09/20/2030 (f)		3,159	2,121

Peru Government International Bond
5.940% due 02/12/2029	PEN	159	40

Qatar Government International Bond
3.875% due 04/23/2023		$352	352

Total Sovereign Issues (Cost $111,180)			101,409

		SHARES
COMMON STOCKS 0.7%

CONSUMER DISCRETIONARY 0.4%

Hilton Worldwide Holdings, Inc.		33,527	4,723

Marriott International, Inc. ‘A’		28,623	4,753

			9,476

REAL ESTATE 0.3%

Howard Hughes Corp. (c)		92,914	7,433

Total Common Stocks (Cost $17,593)			16,909

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	223,000	$201

Total Preferred Securities (Cost $237)		201

REAL ESTATE INVESTMENT TRUSTS 18.6%

REAL ESTATE 18.6%

Alexandria Real Estate Equities, Inc.	44,532	5,593

American Assets Trust, Inc.	191,120	3,553

American Homes 4 Rent ‘A’	259,581	8,164

American Tower Corp.	10,010	2,045

Americold Realty Trust, Inc.	356,933	10,155

Apartment Income REIT Corp.	95,994	3,438

AvalonBay Communities, Inc.	61,463	10,330

Boston Properties, Inc.	176,545	9,555

Camden Property Trust	135,371	14,192

Crown Castle, Inc.	54,492	7,293

CubeSmart	176,133	8,141

Digital Realty Trust, Inc.	107,259	10,545

Equinix, Inc.	48,843	35,218

Equity LifeStyle Properties, Inc.	149,824	10,058

Equity Residential	106,665	6,400

Essex Property Trust, Inc.	69,055	14,442

Extra Space Storage, Inc.	49,106	8,001

First Industrial Realty Trust, Inc.	231,720	12,328

Gaming & Leisure Properties, Inc.	269,677	14,039

Healthpeak Properties, Inc.	826,954	18,168

Host Hotels & Resorts, Inc.	1,062,123	17,514

InvenTrust Properties Corp.	127,994	2,995

Invitation Homes, Inc.	263,310	8,223

Kilroy Realty Corp.	201,059	6,514

Life Storage, Inc.	108,818	14,265

Mid-America Apartment Communities, Inc.	74,530	11,257

National Storage Affiliates Trust	194,834	8,140

Park Hotels & Resorts, Inc.	813,125	10,050

Prologis, Inc.	146,994	18,340

Public Storage	48,043	14,516

Realty Income Corp.	422,360	26,744

Retail Opportunity Investments Corp.	306,382	4,277

Rexford Industrial Realty, Inc.	88,472	5,277

RLJ Lodging Trust	1,719,083	18,222

Ryman Hospitality Properties, Inc.	137,069	12,299

SBA Communications Corp.	31,197	8,145

Simon Property Group, Inc.	80,974	9,067

SITE Centers Corp.	426,340	5,235

Sun Communities, Inc.	4,034	568

Sunstone Hotel Investors, Inc.	710,085	7,016

UDR, Inc.	325,843	13,379

Ventas, Inc.	227,512	9,863

VICI Properties, Inc.	426,255	13,904

WP Carey, Inc.	77,100	5,971

Total Real Estate Investment Trusts (Cost $484,065)		463,439

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.3%

COMMERCIAL PAPER 1.0%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	$250	$250
5.000% due 04/10/2023	250	250

American Electric Power Co., Inc.
4.980% due 04/04/2023	500	500

Arrow Electronics, Inc.
5.500% due 04/03/2023	1,000	999

BAT International Finance PLC
5.900% due 05/24/2023	500	496
5.900% due 05/25/2023	300	297
5.900% due 05/30/2023	1,250	1,239
6.000% due 05/19/2023	1,500	1,489

Conagra Brands, Inc.
5.450% due 04/06/2023	900	899
5.750% due 04/24/2023	1,000	996

Constellation Brands, Inc.
5.290% due 04/10/2023	250	250

Crown Castle, Inc.
5.740% due 04/11/2023	250	250

Dominion Energy, Inc.
5.800% due 04/24/2023	400	399

Duke Energy Corp.
5.800% due 04/20/2023	400	399

Enel Finance America LLC
6.000% due 04/28/2023	500	498

Global Payments, Inc.
5.900% due 04/28/2023	1,000	995
5.900% due 05/01/2023	750	746

Hitachi America Capital Ltd.
5.100% due 04/06/2023	500	500

Humana, Inc.
5.050% due 04/05/2023	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Flavors & Fragrances, Inc.
6.000% due 04/13/2023	$500	$499
6.000% due 05/01/2023 (b)	400	398
6.000% due 05/05/2023 (b)	500	497

Kellogg Co.
5.400% due 04/04/2023	250	250

Lowe’s Companies, Inc.
5.750% due 04/10/2023	1,000	999

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	950	947

Mondelez International, Inc.
5.120% due 04/14/2023	500	499

Quanta Services, Inc.
6.050% due 04/18/2023	1,000	997

Republic Services, Inc.
5.750% due 04/17/2023	1,000	998

Sempra Energy
5.850% due 04/24/2023	500	498

Southern California Edison Co.
5.850% due 04/24/2023	1,000	996

Transcanada Pipelines Ltd.
4.980% due 04/06/2023	600	599

Walgreens Boots
5.180% due 04/03/2023	1,500	1,499
5.600% due 04/10/2023	250	250
5.800% due 05/03/2023 (b)	1,500	1,492
5.900% due 04/24/2023	1,750	1,744
5.900% due 04/26/2023	750	747

		25,611

REPURCHASE AGREEMENTS (h) 10.6%
		262,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.7%
4.519% due 04/06/2023 - 05/09/2023 (d)(e)(k)(m)	$67,017	$66,747

Total Short-Term Instruments (Cost $353,895)		355,058

Total Investments in Securities (Cost $4,332,336)		4,062,741

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	14,564	142

Total Short-Term Instruments (Cost $142)		142

Total Investments in Affiliates (Cost $142)		142

Total Investments 163.2% (Cost $4,332,478)		$4,062,883

Financial Derivative Instruments (j)(l) 1.3% (Cost or Premiums, net $(1,208))		31,728

Other Assets and Liabilities, net (64.5)%		(1,604,764)

Net Assets 100.0%		$2,489,847

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.920%	03/31/2023	04/03/2023	$20,400	U.S. Treasury Bonds 4.750% due 02/15/2041	$(21,010)	$20,400	$20,408
NOM	4.790	03/31/2023	04/03/2023	119,500	U.S. Treasury Bonds 1.875% due 02/15/2041	(106,835)	119,500	119,548
					U.S. Treasury Notes 2.750% due 05/31/2029	(16,414)
	4.790	04/03/2023	04/04/2023	122,800	U.S. Treasury Notes 3.250% due 06/30/2029	(125,475)	122,800	122,800

Total Repurchase Agreements						$(269,734)	$262,700	$262,756

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.760%	03/16/2023	04/05/2023	$(7,056)	$(7,073)
	4.780	03/03/2023	04/12/2023	(10,711)	(10,756)
	4.790	03/20/2023	04/04/2023	(57,496)	(57,603)
	4.800	03/17/2023	04/05/2023	(8,597)	(8,616)
	4.930	03/31/2023	04/03/2023	(17,456)	(17,463)
CIB	4.760	03/02/2023	04/04/2023	(1,005,920)	(1,010,176)
GRE	4.750	03/15/2023	04/05/2023	(68,148)	(68,319)
	4.750	03/23/2023	04/05/2023	(4,725)	(4,732)
	4.890	03/23/2023	04/06/2023	(118,619)	(118,796)
SGY	4.700	02/22/2023	04/05/2023	(13,828)	(13,901)
	4.720	02/23/2023	04/05/2023	(68,943)	(69,295)

Total Reverse Repurchase Agreements					$(1,386,730)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$20,408	$(101,511)	$0	$(81,103)	$80,912	$(191)
CIB	0	(1,010,176)	0	(1,010,176)	1,013,668	3,492
GRE	0	(191,847)	0	(191,847)	192,190	343
NOM	242,348	0	0	242,348	(248,724)	(6,376)
SGY	0	(83,196)	0	(83,196)	83,305	109

Total Borrowings and Other Financing Transactions	$262,756	$(1,386,730)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,386,730)	$0	$0	$(1,386,730)

Total Borrowings	$0	$(1,386,730)	$0	$0	$(1,386,730)

Payable for reverse repurchase agreements					$(1,386,730)

(i)	Securities with an aggregate market value of $1,418,259 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(1,721,640) at a weighted average interest rate of 2.539%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn July 2023 Futures	$600.000	06/23/2023	37	$185	$(37)	$(22)
Put - CMX Gold June 2023 Futures	1,800.000	05/25/2023	20	2	(25)	(4)
Put - CMX Gold June 2023 Futures	1,850.000	05/25/2023	5	1	(11)	(3)

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CMX Gold June 2023 Futures	$1,900.000	05/25/2023	28	$3	$(56)	$(39)
Call - NYMEX Crude July 2023 Futures	79.000	06/14/2023	60	60	(120)	(226)
Call - NYMEX Crude July 2023 Futures	80.000	06/14/2023	80	80	(158)	(269)
Call - NYMEX Crude May 2023 Futures	75.000	04/17/2023	13	13	(17)	(35)
Call - NYMEX Crude May 2023 Futures	81.000	04/17/2023	20	20	(22)	(10)
Call - NYMEX Crude May 2023 Futures	83.000	04/17/2023	20	20	(22)	(6)
Call - NYMEX Crude May 2023 Futures	86.000	04/17/2023	21	21	(27)	(3)

					$(495)	$(617)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	58	$58	$(31)	$(5)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	34	34	(14)	(5)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	34	34	(21)	(7)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	58	58	(53)	(8)

					$(119)	$(25)

Total Written Options					$(614)	$(642)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2023	238	$18,543	$(1,116)	$267	$0
Brent Crude July Futures	05/2023	27	2,153	130	34	0
Brent Crude June Futures	04/2023	17	1,358	(118)	22	0
California Carbon Allowance December Futures	12/2023	1,766	54,870	3,604	159	0
Euro-Bund June Futures	06/2023	530	78,079	2,593	356	(374)
European Climate Exchange December Futures	12/2023	29	2,891	239	52	0
Gold 100 oz. December Futures	12/2023	1	204	1	0	(1)
Iron Ore July Futures	07/2023	436	5,354	(16)	0	(8)
Natural Gas May Futures	04/2023	153	3,390	(723)	171	0
U.S. Treasury 2-Year Note June Futures	06/2023	132	27,252	500	19	0
U.S. Treasury 5-Year Note June Futures	06/2023	349	38,218	1,132	79	0
U.S. Treasury 10-Year Note June Futures	06/2023	277	31,833	1,051	95	0
U.S. Treasury Long-Term Bond June Futures	06/2023	608	79,743	2,987	608	0
WTI Crude December Futures	11/2023	17	1,250	(75)	19	0
WTI Crude July Futures	06/2023	49	3,711	327	65	0
WTI Crude June Futures	05/2023	69	5,230	240	91	0

				$10,756	$2,037	$(383)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 84.000 on Brent Crude July 2023 Futures (1)	05/2023	76	$(206)	$(64)	$0	$(29)
Euro-Bobl June Futures	06/2023	265	(33,878)	(730)	138	(86)
Euro-BTP Italy Government Bond June Futures	06/2023	144	(16,455)	(175)	45	(23)
Euro-BTP June Futures	06/2023	424	(53,041)	(1,867)	290	(363)
Euro-Buxl 30-Year Bond June Futures	06/2023	336	(51,328)	(3,021)	248	(401)
Euro-Oat June Futures	06/2023	68	(9,604)	(307)	45	(49)
Euro-Schatz June Futures	06/2023	4,982	(571,068)	(4,971)	1,188	(243)
Japan Government 10-Year Bond June Futures	06/2023	223	(248,772)	(3,898)	840	0
Natural Gas July Futures	06/2023	5	(137)	(4)	0	(5)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1,146	(138,827)	(4,658)	0	(627)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	583	(82,276)	(3,337)	0	(783)
WTI Crude June Futures	05/2023	86	(6,519)	50	0	(113)

				$(22,982)	$2,794	$(2,722)

Total Futures Contracts				$(12,226)	$4,831	$(3,105)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(2)	1-Day USD-SOFR Compounded-OIS	3.085%	Annual	02/13/2034	$	78,300	$(605)	$1,012	$407	$443	$0
Receive(2)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		34,900	722	(909)	(187)	0	(439)
Pay	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	29,100	0	(920)	(920)	0	(19)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		4,000	(20)	(384)	(404)	0	(11)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		7,300	(40)	(718)	(758)	0	(21)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		6,600	(50)	(645)	(695)	0	(20)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		8,700	(32)	(727)	(759)	0	(27)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		3,800	(14)	(317)	(331)	0	(12)
Pay(2)	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		27,900	0	(196)	(196)	0	(13)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		4,700	(105)	(85)	(190)	1	0
Pay(2)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		27,000	(191)	313	122	12	0
Receive(2)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		11,300	100	(157)	(57)	0	(11)
Receive	CPTFEMU	2.359	Maturity	08/15/2030		7,400	40	301	341	27	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		2,900	(20)	(630)	(650)	0	(10)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		7,600	39	312	351	36	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		2,200	4	34	38	10	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		3,900	0	166	166	15	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		500	0	(53)	(53)	0	(5)
Pay	CPTFEMU	2.590	Maturity	03/15/2052		1,900	(49)	(144)	(193)	0	(20)
Pay	CPTFEMU	2.550	Maturity	04/15/2052		1,500	2	(154)	(152)	0	(17)
Pay	CPURNSA	5.320	Maturity	04/29/2023	$	54,800	0	(402)	(402)	3	0
Receive	CPURNSA	2.419	Maturity	03/05/2026		4,400	0	422	422	0	0
Receive	CPURNSA	2.768	Maturity	05/13/2026		8,500	0	640	640	2	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		3,300	0	241	241	1	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		2,240	0	174	174	1	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		4,100	0	317	317	1	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		4,900	0	329	329	0	0
Receive	CPURNSA	2.645	Maturity	09/10/2028		3,100	0	184	184	0	(1)
Pay	CPURNSA	2.006	Maturity	11/30/2030		8,200	0	(1,192)	(1,192)	1	0

Total Swap Agreements							$(219)	$(3,188)	(3,407)	$553	$(626)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,831	$553	$5,384	$(642)	$(3,105)	$(626)	$(4,373)

(k)

Securities with an aggregate market value of $19,949 and cash of $13,934 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	248,149		$35,385	$0	$(738)
	05/2023	AUD	2,398		1,658	53	0
	05/2023	EUR	8,678		9,333	0	(101)
	05/2023		$11,455	EUR	10,598	77	(12)

BPS	04/2023	DKK	190		$27	0	(1)
	04/2023		$34,545	DKK	237,930	92	0
	05/2023	DKK	227,271		$33,076	0	(69)
	05/2023	EUR	99,708		107,024	0	(1,365)

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2023	JPY	3,380,597		$25,812	$196	$0
	06/2023	MXN	1,653		87	0	(4)

BRC	05/2023	DKK	122,854		17,968	51	0
	05/2023	GBP	2,524		3,049	0	(67)

CBK	04/2023	DKK	270,944		38,511	0	(932)
	04/2023		$23,042	DKK	158,104	0	(26)
	04/2023		25	PEN	95	1	0
	05/2023	CAD	1,493		$1,118	13	0
	05/2023	DKK	157,808		23,042	27	0
	05/2023	EUR	8,292		8,902	0	(112)
	05/2023	JPY	495,200		3,736	0	(17)
	05/2023		$5,482	EUR	5,122	86	0

MBC	05/2023	JPY	286,900		$2,130	0	(44)

SCX	05/2023	EUR	6,615		7,027	0	(164)
	05/2023	NZD	3,429		2,176	32	0

Total Forward Foreign Currency Contracts						$628	$(3,652)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200%	04/26/2023	24,400	$260	$4
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	69,300	832	68

Total Purchased Options							$1,092	$72

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	04/26/2023	13,500	$(267)	$(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	6,100	(72)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	6,100	(84)	(72)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	38,200	(832)	(57)

							$(1,255)	$(141)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC GOLDLNPM Index	2,500.000	01/04/2024	7	$(212)	$(213)

Total Written Options					$(1,467)	$(354)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	GOLDLNPM	$1,946.500	Maturity	01/04/2024	1,080	$0	$101	$101	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	BCOMF1NTC Index	50,337	0.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2024	$	6,531	$0	$6	$6	$0
	Receive	BCOMTR Index	265,746	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		59,749	0	1,958	1,958	0
	Receive	CSIXTR Index	6,553	4.865% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		38,983	0	2,207	2,207	0

FAR	Receive	AMZX Index	4,926	5.200% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023		7,643	0	(35)	0	(35)
	Receive	DWRTFT Index	1,017	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/03/2023		11,520	0	(52)	0	(52)
	Receive	AMZX Index	65,910	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/16/2023		102,267	0	(451)	0	(451)
	Receive	DWRTFT Index	8,294	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		93,950	0	(423)	0	(423)

GST	Receive	BCOMTR Index	671,567	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		150,991	0	4,920	4,920	0
	Receive	CSIXTR Index	11,364	4.845% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		67,604	0	3,828	3,828	0

JPM	Receive	DWRTFT Index	5,579	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023		63,196	0	(284)	0	(284)
	Receive	BCOMTR Index	48,845	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		10,982	0	358	358	0
	Receive	JMABNIC5 Index(4)	609,022	0.000%	Monthly	02/15/2024		107,045	0	4,466	4,466	0
	Receive	DWRTFT Index	3,934	11201.480%	Monthly	04/03/2024		44,562	0	0	0	0

MAC	Receive	BCOMTR Index	237,243	4.805% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		53,340	0	1,738	1,738	0
	Receive	CSIXTR Index	5,915	4.855% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024		35,189	0	1,992	1,992	0
	Receive	PIMCODB Index(5)	1,691,273	0.000%	Monthly	02/15/2024		299,499	0	10,982	10,982	0

MYI	Receive	DWRTFT Index	6,553	5.040% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023		69,979	0	4,209	4,209	0
	Receive	DWRTFT Index	15,580	5.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		176,482	0	(541)	0	(541)
	Receive	DWRTFT Index	167	5.025%	Monthly	10/04/2023		1,892	0	(8)	0	(8)
	Receive	DWRTFT Index	5,362	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/24/2024		60,738	0	(270)	0	(270)

									$0	$34,600	$36,664	$(2,064)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	Alerian Midstream Energy Total Return Index	158,037	5.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	$110,415	$0	$(250)	$0	$(250)
	Receive	Alexandria Real Estate Equities, Inc.	80,100	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	10,060	0	45	45	0

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	American Homes 4 Rent	523,400	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	$16,461	$0	$(71)	$0	$(71)
	Receive	American Tower Corp.	110,600	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	22,600	0	(96)	0	(96)
	Receive	Apartment Income REIT Corp.	257,500	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	9,221	0	(42)	0	(42)
	Receive	AvalonBay Communities, Inc.	136,400	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	22,924	0	122	122	0
	Receive	Digital Realty Trust, Inc.	90,100	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	8,858	0	(41)	0	(41)
	Receive	Equinix, Inc.	17,500	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	12,618	0	(52)	0	(52)
	Receive	Equity LifeStyle Properties, Inc.	316,000	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	21,213	0	47	47	0
	Receive	Equity Residential	360,500	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	21,630	0	140	140	0
	Receive	First Industrial Realty Trust, Inc.	214,600	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	11,417	0	19	19	0
	Receive	Gaming and Leisure Properties, Inc.	228,300	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	11,885	0	(54)	0	(54)
	Receive	Invitation Homes, Inc.	1,070,100	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	33,419	0	(146)	0	(146)
	Receive	Prologis, Inc.	668,537	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	83,413	0	(360)	0	(360)
	Receive	PSA Treasury Pte Ltd.	130,800	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	39,520	0	(171)	0	(171)
	Receive	Rexford Industrial Realty, Inc.	180,200	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	10,749	0	21	21	0
	Receive	SBA Communications Corp.	62,100	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	16,213	0	(70)	0	(70)
	Receive	Simon Property Group, Inc.	318,900	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	35,707	0	(170)	0	(170)
	Receive	Sun Communities, Inc.	210,400	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	29,641	0	64	64	0
	Receive	Vici Properities, Inc.	1,095,456	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	35,734	0	267	267	0
	Receive	WP Carey, Inc.	167,700	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/06/2023	12,988	0	120	120	0

								$0	$(678)	$845	$(1,523)

Total Swap Agreements								$0	$34,023	$37,610	$(3,587)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$130	$0	$0	$130	$(851)	$0	$0	$(851)	$(721)	$746	$25
BPS	288	0	4,171	4,459	(1,439)	0	0	(1,439)	3,020	(1,008)	2,012
BRC	51	0	0	51	(67)	0	0	(67)	(16)	140	124
CBK	127	0	0	127	(1,087)	0	0	(1,087)	(960)	1,294	334
FAR	0	0	0	0	0	0	(961)	(961)	(961)	7,698	6,737
GLM	0	4	0	4	0	(84)	0	(84)	(80)	254	174
GST	0	0	8,748	8,748	0	0	0	0	8,748	(6,340)	2,408
JPM	0	0	5,770	5,770	0	(213)	(1,807)	(2,020)	3,750	14,042	17,792
MAC	0	0	14,712	14,712	0	0	0	0	14,712	(10,630)	4,082
MBC	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)
MYC	0	68	0	68	0	(57)	0	(57)	11	0	11
MYI	0	0	4,209	4,209	0	0	(819)	(819)	3,390	8,472	11,862
SCX	32	0	0	32	(164)	0	0	(164)	(132)	0	(132)

Total Over the Counter	$628	$72	$37,610	$38,310	$(3,652)	$(354)	$(3,587)	$(7,593)

(m)

Securities with an aggregate market value of $38,016 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8,Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2023 Futures	18.2%	$19,442
Cotton No. 02 May 2023 Futures	1.7	1,838
Gas Oil August 2023 Futures	2.8	2,999
Gold 100 oz. June 2023 Futures	18.0	19,257
Live Cattle June 2023 Futures	6.3	6,706
LME — Copper May 2023 Futures	7.6	8,188
New York Harbor ULSD August 2023 Futures	3.0	3,257
Nickel May 2023 Futures	4.1	4,380
RBOB Gasoline August 2023 Futures	3.9	4,151
Silver May 2023 Futures	5.3	5,643
Soybean Meal May 2023 Futures	11.5	12,312
Soybeans May 2023 Futures	14.2	15,224
Sugar No. 11 May 2023 Futures	3.4	3,661

Total Long Futures Contracts		$107,058

Cash	0.0%	$(13)

Total Notional Amount		$107,045

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2023

(5)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$1,280
Brent Crude September 2023 Futures	13.0	38,936
Cocoa September 2023 Futures	3.5	10,444
Corn May 2023 Futures	1.4	4,239
Corn September 2023 Futures	3.4	10,179
Gas Oil September 2023 Futures	3.8	11,462
Gold 100 oz. August 2023 Futures	0.7	1,765
Hard Red Winter Wheat September 2023 Futures	1.6	4,858
New York Harbor ULSD September 2023 Futures	3.5	10,390
RBOB Gasoline September 2023 Futures	9.4	28,240
Soybean Meal December 2023 Futures	4.6	13,891
Soybeans May 2023 Futures	4.3	12,782
Soybeans November 2023 Futures	4.0	12,075
Sugar No. 11 October 2023 Futures	8.8	26,282
WTI Crude September 2023 Futures	13.3	39,861

Total Long Futures Contracts		$226,684

Cash	24.3%	$72,815

Total Notional Amount		$299,499

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$880	$0	$0	$0	$3,951	$4,831
Swap Agreements	0	0	0	0	553	553

	$880	$0	$0	$0	$4,504	$5,384

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$628	$0	$628
Purchased Options	0	0	0	0	72	72
Swap Agreements	32,556	0	5,054	0	0	37,610

	$32,556	$0	$5,054	$628	$72	$38,310

	$33,436	$0	$5,054	$628	$4,576	$43,694

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$617	$0	$0	$0	$25	$642
Futures	156	0	0	0	2,949	3,105
Swap Agreements	0	0	0	0	626	626

	$773	$0	$0	$0	$3,600	$4,373

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,652	$0	$3,652
Written Options	213	0	0	0	141	354
Swap Agreements	0	0	3,587	0	0	3,587

	$213	$0	$3,587	$3,652	$141	$7,593

	$986	$0	$3,587	$3,652	$3,741	$11,966

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(87)	$0	$0	$0	$0	$(87)
Written Options	(1,910)	0	0	0	0	(1,910)
Futures	(3,770)	0	0	0	71,749	67,979
Swap Agreements	0	22	0	0	(8,588)	(8,566)

	$(5,767)	$22	$0	$0	$63,161	$57,416

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,484	$0	$31,484
Purchased Options	0	0	0	0	(1,850)	(1,850)
Written Options	337	317	0	0	2,330	2,984
Swap Agreements	(13,104)	0	(127,171)	0	0	(140,275)

	$(12,767)	$317	$(127,171)	$31,484	$480	$(107,657)

	$(18,534)	$339	$(127,171)	$31,484	$63,641	$(50,241)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(122)	$0	$0	$0	$94	$(28)
Futures	3,584	0	0	0	(29,577)	(25,993)
Swap Agreements	0	1	0	0	8,134	8,135

	$3,462	$1	$0	$0	$(21,349)	$(17,886)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,200)	$0	$(16,200)
Purchased Options	0	0	0	0	146	146
Written Options	637	(140)	0	0	1,456	1,953
Swap Agreements	(5,589)	0	(21,146)	0	0	(26,735)

	$(4,952)	$(140)	$(21,146)	$(16,200)	$1,602	$(40,836)

	$(1,490)	$(139)	$(21,146)	$(16,200)	$(19,747)	$(58,722)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$78,359	$0	$78,359
Industrials	0	79	0	79
Utilities	0	311	0	311
U.S. Government Agencies	0	131,520	0	131,520
U.S. Treasury Obligations	0	2,640,233	0	2,640,233
Non-Agency Mortgage-Backed Securities	0	14,049	0	14,049
Asset-Backed Securities	0	261,174	0	261,174
Sovereign Issues	0	101,409	0	101,409
Common Stocks
Consumer Discretionary	9,476	0	0	9,476
Real Estate	7,433	0	0	7,433
Preferred Securities
Financials	0	201	0	201
Real Estate Investment Trusts
Real Estate	463,439	0	0	463,439
Short-Term Instruments
Commercial Paper	0	25,611	0	25,611
Repurchase Agreements	0	262,700	0	262,700
U.S. Treasury Bills	0	66,747	0	66,747

	$480,348	$3,582,393	$0	$4,062,741

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$142	$0	$0	$142

Total Investments	$480,490	$3,582,393	$0	$4,062,883

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,030	1,354	0	5,384
Over the counter	0	38,310	0	38,310

	$4,030	$39,664	$0	$43,694

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,312)	(2,061)	0	(4,373)
Over the counter	0	(7,593)	0	(7,593)

	$(2,312)	$(9,654)	$0	$(11,966)

Total Financial Derivative Instruments	$1,718	$30,010	$0	$31,728

Totals	$482,208	$3,612,403	$0	$4,094,611

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in

ANNUAL REPORT	|	MARCH 31, 2023	59

Notes to Financial Statements	(Cont.)

unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Authority: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The

60	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024.

At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants

ANNUAL REPORT	|	MARCH 31, 2023	61

Notes to Financial Statements	(Cont.)

at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan- level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s offering memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities,

62	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value

ANNUAL REPORT	|	MARCH 31, 2023	63

Notes to Financial Statements	(Cont.)

hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at

64	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$5,506	$6	$(5,511)	$(85)	$84	$0	$7	$0

PIMCO All Authority: Multi-RAE PLUS Fund*	0	40,430	(20,452)	(50)	(392)	19,536	840	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$91,070	$285	$(91,183)	$(39)	$48	$181	$283	$0

PIMCO All Authority: Multi-RAE PLUS Fund*	0	45,300	(45,297)	(3)	0	0	12	0

PIMCO All Asset: Multi-Real Fund	125	842,229	(842,200)	(12)	0	142	229	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

*	The Fund was launched on 8/23/2022.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less

ANNUAL REPORT	|	MARCH 31, 2023	65

Notes to Financial Statements	(Cont.)

liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

66	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of

ANNUAL REPORT	|	MARCH 31, 2023	67

Notes to Financial Statements	(Cont.)

Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

68	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

ANNUAL REPORT	|	MARCH 31, 2023	69

Notes to Financial Statements	(Cont.)

premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure

70	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

ANNUAL REPORT	|	MARCH 31, 2023	71

Notes to Financial Statements	(Cont.)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

72	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO All Asset: Multi-Real Fund	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

New Fund	—	—	X

Small Fund	X	X	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Futures Contract	X	X	X

Equity	X	X	X

Model	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Collateralized Loan Obligations	X	X	X

Extension	X	X	X

Commodity	X	—	—

MLP	X	—	—

Prepayment	X	X	X

Privately Issued Mortgage-Related Securities	X	X	X

Real Estate	X	—	—

Foreign (Non-U.S.) Investment	X	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Issuer Non-Diversification	X	X	X

Leveraging	X	X	X

Management	X	X	X

Subsidiary	X	—	—

Tax	X	—	—

Short Exposure	X	X	X

Convertibles Securities	X	X	X

LIBOR Transition	X	X	X

Inflation-Indexed Security	X	—	—

Please see “Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons

ANNUAL REPORT	|	MARCH 31, 2023	73

Notes to Financial Statements	(Cont.)

(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the

Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally- cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition,

74	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

MLP Risk  is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments, or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

ANNUAL REPORT	|	MARCH 31, 2023	75

Notes to Financial Statements	(Cont.)

transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and

76	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

ANNUAL REPORT	|	MARCH 31, 2023	77

Notes to Financial Statements	(Cont.)

other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s respective average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

78	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

Investment Advisory Fees and Supervisory and Administrative Fees for each Fund are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s respective average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Authority: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds are responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses  PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $3,136,792. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

ANNUAL REPORT	|	MARCH 31, 2023	79

Notes to Financial Statements	(Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$1,230	$(77)

PIMCO All Asset: Multi-Real Fund	124,110	312,171	(23,440)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$824,337	$759,422	$749,291	$253,602

PIMCO All Authority: Multi-RAE PLUS Fund	31,253	11,372	195,358	3,880

PIMCO All Asset: Multi-Real Fund	3,908,559	4,305,503	374,343	423,412

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-RAE PLUS Fund				PIMCO All Authority: Multi-RAE PLUS Fund

	Year ended 03/31/2023		Year ended 03/31/2022		Inception date through March 31, 2023(a)

	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	122,579	$1,139,629	169,417	$1,905,590	66,692	$640,923
Issued as reinvestment of distributions	0	0	25,161	288,361	2,226	22,000
Cost of shares redeemed	(201,113)	(1,806,389)	(91,403)	(1,022,334)	(23,103)	(227,037)

Net increase (decrease) resulting from Portfolio share transactions	(78,534)	$(666,760)	103,175	$1,171,617	45,815	$435,886

80	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

	PIMCO All Asset: Multi-Real Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold	128,697	$1,187,364	99,176	$1,395,923
Issued as reinvestment of distributions	49,651	506,999	45,666	634,353
Cost of shares redeemed	(110,306)	(1,294,915)	(63,305)	(887,051)

Net increase (decrease) resulting from Portfolio share transactions	68,042	$399,448	81,537	$1,143,225

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was August 23, 2022.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset: Multi-RAE PLUS Fund	0	1	0%	98%

PIMCO All Authority: Multi-RAE PLUS Fund	0	1	0%	100%

PIMCO All Asset: Multi-Real Fund	0	2	0%	98%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 17, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 8.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	|	MARCH 31, 2023	81

Notes to Financial Statements	(Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$0	$(144,261)	$0	$(100,602)	$0	$0	$(244,863)

PIMCO All Authority: Multi-RAE PLUS Fund	8,184	0	4,181	0	(1,063)	0	0	11,302

PIMCO All Asset: Multi-Real Fund	0	0	(337,130)	0	(95,588)	0	(4,508)	(437,226)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

82	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2023

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset: Multi-RAE PLUS Fund	$41,516	$59,086

PIMCO All Authority: Multi-RAE PLUS Fund	0	1,063

PIMCO All Asset: Multi-Real Fund	64,019	31,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset: Multi-RAE PLUS Fund	$3,829,064	$40,769	$(184,895)	$(144,126)

PIMCO All Authority: Multi-RAE PLUS Fund	574,159	10,752	(6,579)	4,173

PIMCO All Asset: Multi-Real Fund	4,414,576	87,430	(424,682)	(337,252)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$0	$0	$278,159	$10,202	$0

PIMCO All Authority: Multi-RAE PLUS Fund	22,000	0	0	0	0	0

PIMCO All Asset: Multi-Real Fund	498,522	8,477	0	626,803	7,550	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2023	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Authority: Multi-RAE PLUS Fund, and PIMCO All Asset: Multi-Real Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, and the related statements of operations, of changes in net assets, and of cash flows for PIMCO Long-Term Credit Bond Fund, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for PIMCO All Asset: Multi-Real Fund, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO All Asset: Multi-RAE PLUS Fund(1)

PIMCO All Authority: Multi-RAE PLUS Fund(2)

PIMCO All Asset: Multi-Real Fund(3)

(1)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein

(2)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statements of operations and of changes in net assets and the financial highlights for the period from August 23, 2022 (inception date) through March 31, 2023

(3)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statements of operations and cash flows for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

84	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	PER	Pershing LLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	RYL	NatWest Markets Plc

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank, London

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	SGY	Societe Generale, NY

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

BRL	Brazilian Real	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

GBP	British Pound	NOK	Norwegian Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

CMX	Commodity Exchange, Inc.

Index/Spread Abbreviations:

AMZX	Alerian MLP Total Return Index	ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	ERAEMLT	eRAFI Emerging Markets Strategy Index	PIMCODB	PIMCO Custom Commodity Basket

BCOMTR	Bloomberg Commodity Index Total Return	ERAUSLT	eRAFI U.S. Large Strategy Index	RADMFENT	RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

BRENT	Brent Crude	ERAUSST	eRAFI U.S. Small Strategy Index	RADMFXNT	RAFI Dynamic Multi-Factor Developed Ex-U.S. Index

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	RU20INTR	Russell 2000 Total Return Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	S&P 500	Standard & Poor’s 500 Index

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC5	J.P. Morgan Custom Commodity Index	SOFR	Secured Overnight Financing Rate

CSIXTR	Credit Suisse U.S. Dollar Total Return Index	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

DWRTFT	Dow Jones Wilshire REIT Total Return Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

CMBS	Collateralized Mortgage-Backed Security	oz.	Ounce

ANNUAL REPORT	|	MARCH 31, 2023	85

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO All Asset: Multi-RAE PLUS Fund	0.00%	0.00%	$0	$0	$0

PIMCO All Authority: Multi-RAE PLUS Fund	0.00%	0.00%	0	0	0

PIMCO All Asset: Multi-Real Fund	0.00%	0.00%	0	20,012	154,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO All Asset: Multi-RAE PLUS Fund	0.00%

PIMCO All Authority: Multi-RAE PLUS Fund	0.00%

PIMCO All Asset: Multi-Real Fund	1.05%

86	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Offering Memorandum Supplement includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	87

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

88	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	89

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

90	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	91

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset: Multi-RAE PLUS Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO All Asset: Multi-Real Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.4363	$0.0000	$0.1591	$0.5954

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO All Authority: Multi-RAE PLUS Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1227	$0.0000	$0.0000	$0.1227

March 2023	$0.3352	$0.0000	$0.0000	$0.3352

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

92	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS3017AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as

2	PIMCO REAL RETURN STRATEGY FUNDS

represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO REAL RETURN STRATEGY FUNDS

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1%

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	09/15/22	—	08/31/11	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

6	PIMCO REAL RETURN STRATEGY FUNDS

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	79.3%

Asset-Backed Securities	5.5%

U.S. Government Agencies	5.2%

Sovereign Issues	4.5%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	1.4%

Corporate Bonds & Notes	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	(21.71)%	1.82%	0.93%	5.42%
PIMCO Long-Term Real Return Fund I-2	(21.79)%	1.72%	0.83%	5.35%
Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	(20.93)%	1.85%	1.18%	5.24%
Lipper Inflation-Protected Bond Funds Average	(5.04)%	2.59%	1.05%	3.57%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, and 0.64% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to long U.S. Treasury inflation-protected securities (“TIPS”) detracted from absolute returns, as long U.S. TIPS posted negative returns.

»	Curve positioning in eurozone breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as front-end maturities rose relative to longer-term maturities, specifically in the first half of the period.

»	Underweight exposure to U.K. BEI contributed to relative performance, as U.K. BEI moved lower over most of the second quarter of 2022.

»	Exposure to U.S. interest rates, specifically underweight exposure in second quarter of 2022 and overweight exposure in first quarter of 2023, contributed to relative performance, as U.S. interest rates rose in second quarter of 2022 and declined in first quarter of 2023.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Underweight exposure to Japanese interest rates, specifically a larger underweight exposure to intermediate maturities in March 2023 relative to earlier in the period, detracted from relative performance, as Japanese interest rates declined in March 2023.

»	Exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	56.1%

Real Estate Investment Trusts	22.5%

Asset-Backed Securities	7.8%

Sovereign Issues	6.0%

Corporate Bonds & Notes	2.7%

U.S. Government Agencies	2.7%

Short-Term Instruments‡	0.7%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	(22.64)%	7.36%	5.85%	10.42%
PIMCO RealEstateRealReturn Strategy Fund I-2	(22.71)%	7.27%	5.75%	10.31%
PIMCO RealEstateRealReturn Strategy Fund I-3	(22.73)%	7.25%	5.71%	10.27%
PIMCO RealEstateRealReturn Strategy Fund Class A	(22.94)%	6.93%	5.43%	9.96%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	(27.15)%	5.72%	4.82%	9.64%
PIMCO RealEstateRealReturn Strategy Fund Class C	(23.53)%	6.13%	4.64%	9.13%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	(24.15)%	6.13%	4.64%	9.13%
Dow Jones U.S. Select REIT Total Return Index	(20.98)%	4.66%	5.31%	7.65%
Lipper Real Estate Funds Average	(19.59)%	5.09%	5.37%	7.63%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.19% for Class A shares and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred securities as well as convertible securities of issuers in real estate-related industries. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) detracted from absolute returns, as REITs posted negative returns.

»	The structural allocation to short-term U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s REITs exposure detracted from relative performance, as short-term U.S. TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Index, underperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Positioning within REITs, most notably underweight exposure to office REITs contributed to relative performance, as office REITs underperformed the broader market.

»	Positioning within REITs, most notably an underweight to healthcare REITs benefited relative performance, as healthcare REITs underperformed the broader market.

»	Curve positioning in eurozone breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically overweight exposure to front-end maturities relative to underweight exposure to longer-term maturities, contributed to relative performance, as front-end maturities rose relative to longer-term maturities, specifically in the first half of the period.

»	Overweight exposure to U.S. BEI detracted from relative performance, as U.S. BEI moved lower.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Underweight exposure to Japanese interest rates, specifically a larger underweight exposure to intermediate maturities in March 2023 relative to earlier in the period, detracted from relative performance, as Japanese interest rates declined in March 2023.

»	Exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX
I-3 - PFRMX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	42.2%

Commodities	10.5%

Sovereign Issues	9.6%

Asset-Backed Securities	9.5%

U.S. Government Agencies	9.3%

Corporate Bonds & Notes	5.0%

Real Estate Investment Trusts	4.3%

Mutual Funds	4.2%

Short-Term Instruments‡	3.8%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	(6.62)%	4.91%	2.69%	2.89%
PIMCO Inflation Response Multi-Asset Fund I-2	(6.84)%	4.78%	2.57%	2.79%
PIMCO Inflation Response Multi-Asset Fund I-3	(6.80)%	4.75%	2.58%	2.79%
PIMCO Inflation Response Multi-Asset Fund Class A	(7.13)%	4.41%	2.22%	2.41%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	(12.20)%	3.25%	1.63%	1.92%
45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	(6.93)%	3.78%	1.22%	1.21%
Lipper Flexible Portfolio Funds Average	(7.06)%	3.82%	4.75%	5.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, and 1.33% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as U.S. TIPS posted negative returns.
»	Exposure to real estate investment trusts (“REITs”) detracted from absolute returns, as REITs posted negative returns.
»	Active commodity strategies, specifically underweight exposure to the natural gas sub-sector in December, January and March, contributed to relative performance, as the sub-sector underperformed relative to Bloomberg Commodity Index Total Return in December and January.
»	Curve positioning in eurozone breakeven inflation (“BEI”), or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as front-end maturities rose relative to longer-term maturities, specifically in the first half of the period.
»	Underweight exposure to U.K. BEI contributed to relative performance, as U.K. BEI moved lower.
»	Curve positioning in U.S. interest rates, specifically underweight exposure to short-term maturities relative to overweight exposure to long-term maturities, contributed to relative performance, as short-term interest rates rose relative to long-term interest rates.
»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.
»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.
»	Underweight exposure to Japanese interest rates, specifically a larger underweight exposure to intermediate maturities in March 2023 relative to earlier in the period, detracted from relative performance, as Japanese interest rates declined in March 2023.
»	Overweight exposure to U.S. BEI detracted from relative performance, as U.S. BEI moved lower.
»	Exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

10	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,105.90	$8.14	$1,000.00	$1,017.20	$7.80	1.55%
I-2	1,000.00	1,105.30	8.66	1,000.00	1,016.70	8.30	1.65

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,095.40	$25.23	$1,000.00	$1,000.85	$24.09	4.83%
I-2	1,000.00	1,095.00	26.32	1,000.00	999.80	25.13	5.04
I-3	1,000.00	1,095.00	26.79	1,000.00	999.35	25.57	5.13
Class A	1,000.00	1,093.00	28.18	1,000.00	998.01	26.90	5.40
Class C	1,000.00	1,090.30	31.84	1,000.00	994.47	30.38	6.11

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,070.70	$4.59	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	1,068.70	5.11	1,000.00	1,020.00	4.99	0.99
I-3	1,000.00	1,070.80	6.25	1,000.00	1,018.90	6.09	1.21
Class A	1,000.00	1,068.20	6.91	1,000.00	1,018.25	6.74	1.34

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	11

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

12	PIMCO REAL RETURN STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2023	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2023~	$19.83	$0.88	$(5.08)	$(4.20)	$(1.32)	$(0.44)	$0.00	$(1.76)

03/31/2022~	21.84	1.47	0.21	1.68	(1.59)	(2.10)	0.00	(3.69)

03/31/2021~	28.23	0.36	2.40	2.76	(0.81)	(8.34)	0.00	(9.15)

03/31/2020~	24.96	0.72	3.90	4.62	(0.81)	(0.54)	0.00	(1.35)

03/31/2019~	25.02	0.21	0.36	0.57	(0.63)	0.00	0.00	(0.63)
I-2

03/31/2023~	19.83	1.36	(5.57)	(4.21)	(1.31)	(0.44)	0.00	(1.75)

03/31/2022~	21.84	1.50	0.18	1.68	(1.59)	(2.10)	0.00	(3.69)

03/31/2021~	28.20	0.54	2.22	2.76	(0.78)	(8.34)	0.00	(9.12)

03/31/2020~	24.96	0.75	3.81	4.56	(0.78)	(0.54)	0.00	(1.32)

03/31/2019~	25.02	0.48	0.06	0.54	(0.60)	0.00	0.00	(0.60)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2023+	$34.08	$1.72	$(9.37)	$(7.65)	$(1.64)	$(1.61)	$0.00	$(3.25)

03/31/2022+	35.40	2.24	8.56	10.80	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	27.12	0.44	11.60	12.04	(2.56)	(1.20)	0.00	(3.76)

03/31/2020+	35.80	0.92	(7.56)	(6.64)	(2.04)	0.00	0.00	(2.04)

03/31/2019+	31.00	0.60	5.40	6.00	(1.20)	0.00	0.00	(1.20)
I-2

03/31/2023+	32.84	1.80	(9.19)	(7.39)	(1.62)	(1.61)	0.00	(3.23)

03/31/2022+	34.44	2.16	8.36	10.52	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	26.48	0.40	11.32	11.72	(2.56)	(1.20)	0.00	(3.76)

03/31/2020+	35.04	0.80	(7.36)	(6.56)	(2.00)	0.00	0.00	(2.00)

03/31/2019+	30.44	0.60	5.28	5.88	(1.28)	0.00	0.00	(1.28)
I-3

03/31/2023+	33.04	2.12	(9.56)	(7.44)	(1.60)	(1.61)	0.00	(3.21)

03/31/2022+	34.64	1.80	8.72	10.52	(9.56)	(2.56)	0.00	(12.12)

03/31/2021+	26.56	0.56	11.24	11.80	(2.52)	(1.20)	0.00	(3.72)

03/31/2020+	35.12	1.32	(7.88)	(6.56)	(2.00)	0.00	0.00	(2.00)

04/27/2018 - 03/31/2019+	30.88	0.04	5.36	5.40	(1.16)	0.00	0.00	(1.16)
Class A

03/31/2023+	28.36	1.32	(7.76)	(6.44)	(1.58)	(1.61)	0.00	(3.19)

03/31/2022+	31.08	1.84	7.48	9.32	(9.48)	(2.56)	0.00	(12.04)

03/31/2021+	24.20	0.28	10.28	10.56	(2.48)	(1.20)	0.00	(3.68)

03/31/2020+	32.20	0.68	(6.72)	(6.04)	(1.96)	0.00	0.00	(1.96)

03/31/2019+	28.08	0.44	4.84	5.28	(1.16)	0.00	0.00	(1.16)
Class C

03/31/2023+	21.04	0.94	(5.82)	(4.88)	(1.51)	(1.61)	0.00	(3.12)

03/31/2022+	25.56	1.24	6.16	7.40	(9.36)	(2.56)	0.00	(11.92)

03/31/2021+	20.40	0.04	8.56	8.60	(2.24)	(1.20)	0.00	(3.44)

03/31/2020+	27.48	0.36	(5.64)	(5.28)	(1.80)	0.00	0.00	(1.80)

03/31/2019+	24.44	0.20	4.16	4.36	(1.32)	0.00	0.00	(1.32)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2023	$9.17	$0.34	$(0.94)	$(0.60)	$(0.88)	$(0.04)	$0.00	$(0.92)

03/31/2022	8.98	0.32	1.03	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.10	1.68	1.78	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)
I-2

03/31/2023	9.16	0.35	(0.97)	(0.62)	(0.87)	(0.04)	0.00	(0.91)

03/31/2022	8.97	0.31	1.04	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.09	1.68	1.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)
I-3

09/15/2022 - 03/31/2023	7.99	0.11	(0.01)	0.10	(0.41)	(0.04)	0.00	(0.45)

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$13.87	(21.71)%	$705,990	1.48%		1.48%		0.50%		0.50%		6.10%	103%

19.83	6.84	406,108	0.54		0.54		0.50		0.50		6.53	127

21.84	7.40	583,525	0.60		0.60		0.50		0.50		1.28	271

28.23	19.06	1,549,161	1.10	(g)	1.10	(g)	0.53	(g)	0.53	(g)	2.75	250

24.96	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87	176

13.87	(21.79)	11,424	1.58		1.58		0.60		0.60		8.94	103

19.83	6.73	18,022	0.64		0.64		0.60		0.60		6.70	127

21.84	7.41	29,244	0.70		0.70		0.60		0.60		1.97	271

28.20	18.82	12,292	1.20	(g)	1.20	(g)	0.63	(g)	0.63	(g)	2.77	250

24.96	2.21	14,140	1.42		1.42		0.65		0.65		1.97	176

$23.18	(22.64)%	$518,027	3.11%		3.11%		0.74%		0.74%		6.41%	84%

34.08	31.78	984,649	0.79		0.79		0.74		0.74		6.05	148

35.40	46.42	1,117,020	0.85		0.85		0.74		0.74		1.35	264

27.12	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51	187

35.80	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80	200

22.22	(22.71)	47,894	3.14	(f)	3.14	(f)	0.84	(f)	0.84	(f)	6.90	84

32.84	31.80	75,810	0.89		0.89		0.84		0.84		5.97	148

34.44	46.22	33,838	0.95		0.95		0.84		0.84		1.28	264

26.48	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20	187

35.04	19.38	33,733	2.19		2.19		0.84		0.84		1.80	200

22.39	(22.73)	3,198	2.88	(f)	2.93	(f)	0.89	(f)	0.94	(f)	7.88	84

33.04	31.63	10,131	0.94		0.99		0.89		0.94		5.17	148

34.64	46.37	628	1.00		1.05		0.89		0.94		1.81	264

26.56	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66	187

35.12	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14 *	200

18.73	(22.94)	129,480	3.63	(f)	3.63	(f)	1.14	(f)	1.14	(f)	5.98	84

28.36	31.30	196,578	1.19		1.19		1.14		1.14		5.77	148

31.08	45.77	141,312	1.25		1.25		1.14		1.14		0.98	264

24.20	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03	187

32.20	18.96	180,147	2.49		2.49		1.14		1.14		1.46	200

13.04	(23.53)	9,171	4.19	(f)	4.19	(f)	1.89	(f)	1.89	(f)	5.78	84

21.04	30.36	20,310	1.94		1.94		1.89		1.89		4.95	148

25.56	44.54	14,835	2.00		2.00		1.89		1.89		0.10	264

20.40	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28	187

27.48	18.04	37,944	3.24		3.24		1.89		1.89		0.71	200

$7.65	(6.62)%	$1,799,484	0.78%		0.94%		0.66%		0.82%		4.11%	130%

9.17	15.64	2,253,027	0.65		0.82		0.64		0.81		3.48	211

8.98	24.55	1,376,552	0.66		0.86		0.62		0.82		1.17	394

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44	346

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11	373

7.63	(6.84)	188,597	0.88		1.04		0.76		0.92		4.27	130

9.16	15.63	300,570	0.75		0.92		0.74		0.91		3.38	211

8.97	24.37	43,100	0.76		0.96		0.72		0.92		1.06	394

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34	346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10	373

7.64	1.32	399	1.20	*(f)	1.41	*(f)	0.81	*(f)	1.02	*(f)	2.76 *	130

ANNUAL REPORT	|	MARCH 31, 2023	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class A

03/31/2023	$9.01	$0.31	$(0.95)	$(0.64)	$(0.84)	$(0.04)	$0.00	$(0.88)

03/31/2022	8.85	0.27	1.03	1.30	(1.14)	0.00	0.00	(1.14)

03/31/2021	7.18	0.07	1.65	1.72	(0.05)	0.00	0.00	(0.05)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
+	A one for four reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.49	(7.13)%	$66,937	1.23%	1.39%	1.11%	1.27%	3.84%	130%

9.01	15.21	92,252	1.10	1.27	1.09	1.26	3.02	211

8.85	23.96	10,686	1.11	1.31	1.07	1.27	0.79	394

7.18	(7.42)	4,074	1.24	1.41	1.07	1.24	2.08	346

7.89	1.06	6,974	1.47	1.69	1.06	1.28	2.80	373

ANNUAL REPORT	|	MARCH 31, 2023	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$918,676	$1,390,035
Investments in Affiliates	12,725	8,533
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,210	1,639
Over the counter	771	3,281
Cash	0	529
Deposits with counterparty	4,954	11,247
Foreign currency, at value	1,455	2,350
Receivable for investments sold	0	30,838
Receivable for investments sold on a delayed-delivery basis	443	308
Receivable for TBA investments sold	30,167	18,013
Receivable for Fund shares sold	1,129	90
Interest and/or dividends receivable	1,543	3,964
Dividends receivable from Affiliates	29	31
Total Assets	973,102	1,470,858

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$175,505	$692,246
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,014	1,568
Over the counter	2,536	7,592
Payable for investments purchased	3,379	6,146
Payable for investments in Affiliates purchased	29	31
Payable for TBA investments purchased	71,032	54,249
Deposits from counterparty	600	442
Payable for Fund shares redeemed	1,263	293
Distributions payable	9	0
Accrued investment advisory fees	160	305
Accrued supervisory and administrative fees	161	179
Accrued distribution fees	0	6
Accrued servicing fees	0	31
Total Liabilities	255,688	763,088

Net Assets	$717,414	$707,770

Net Assets Consist of:

Paid in capital	$868,318	$826,247
Distributable earnings (accumulated loss)	(150,904)	(118,477)

Net Assets	$717,414	$707,770

Cost of investments in securities	$945,756	$1,399,882
Cost of investments in Affiliates	$12,722	$8,532
Cost of foreign currency held	$1,660	$2,456
Cost or premiums of financial derivative instruments, net	$(1,260)	$(6,831)

* Includes repurchase agreements of:	$330	$525

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$705,990	$518,027
I-2	11,424	47,894
I-3	N/A	3,198
Class A	N/A	129,480
Class C	N/A	9,171

Shares Issued and Outstanding:

Institutional Class	50,890	22,344
I-2	823	2,156
I-3	N/A	143
Class A	N/A	6,912
Class C	N/A	704

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.87	$23.18
I-2	13.87	22.22
I-3	N/A	22.39
Class A	N/A	18.73
Class C	N/A	13.04

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2023	19

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$2,408,800
Investments in Affiliates	109,829
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,758
Over the counter	28,521
Cash	7
Deposits with counterparty	8,549
Foreign currency, at value	11,360
Receivable for investments sold	72
Receivable for investments sold on a delayed-delivery basis	95
Receivable for TBA investments sold	220,549
Receivable for Fund shares sold	956
Interest and/or dividends receivable	5,116
Dividends receivable from Affiliates	740
Reimbursement receivable from PIMCO	343
Total Assets	2,803,695

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$213,353
Payable for sale-buyback transactions	4,593
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,772
Over the counter	23,431
Payable for investments purchased	30,290
Payable for investments in Affiliates purchased	796
Payable for TBA investments purchased	448,454
Deposits from counterparty	18,139
Payable for Fund shares redeemed	1,855
Accrued investment advisory fees	1,008
Accrued supervisory and administrative fees	572
Accrued servicing fees	15
Total Liabilities	748,278

Net Assets	$2,055,417

Net Assets Consist of:

Paid in capital	$2,317,872
Distributable earnings (accumulated loss)	(262,455)

Net Assets	$2,055,417

Cost of investments in securities	$2,543,086
Cost of investments in Affiliates	$128,620
Cost of foreign currency held	$11,587
Cost or premiums of financial derivative instruments, net	$(1,242)

* Includes repurchase agreements of:	$56,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,799,484
I-2	188,597
I-3	399
Class A	66,937

Shares Issued and Outstanding:

Institutional Class	235,311
I-2	24,702
I-3	52
Class A	8,933

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.65
I-2	7.63
I-3	7.64
Class A	7.49

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2023	21

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$34,832	$80,929
Dividends	0	11,930
Dividends from Investments in Affiliates	240	265
Total Income	35,072	93,124

Expenses:

Investment advisory fees	1,142	4,766
Supervisory and administrative fees	1,157	2,742
Distribution and/or servicing fees - Class A	N/A	374
Distribution and/or servicing fees - Class C	N/A	133
Trustee fees	2	6
Interest expense	4,494	23,153
Total Expenses	6,795	31,174
Waiver and/or Reimbursement by PIMCO	0	(3)
Net Expenses	6,795	31,171

Net Investment Income (Loss)	28,277	61,953

Net Realized Gain (Loss):

Investments in securities	(43,429)	(94,152)
Investments in Affiliates	3	(41)
Exchange-traded or centrally cleared financial derivative instruments	10,313	40,647
Over the counter financial derivative instruments	8,110	(161,816)
Short sales	0	(30)
Foreign currency	112	(448)

Net Realized Gain (Loss)	(24,891)	(215,840)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(31,176)	(112,719)
Investments in Affiliates	2	2
Exchange-traded or centrally cleared financial derivative instruments	(6,056)	(17,585)
Over the counter financial derivative instruments	(2,679)	(20,198)
Foreign currency assets and liabilities	12	402

Net Change in Unrealized Appreciation (Depreciation)	(39,897)	(150,098)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(36,511)	$(303,985)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$117,621
Dividends	3,479
Dividends from Investments in Affiliates	4,201
Total Income	125,301

Expenses:

Investment advisory fees	13,432
Supervisory and administrative fees	7,806
Distribution and/or servicing fees - Class A	272
Trustee fees	15
Interest expense	2,929
Total Expenses	24,454
Waiver and/or Reimbursement by PIMCO	(4,018)
Net Expenses	20,436

Net Investment Income (Loss)	104,865

Net Realized Gain (Loss):

Investments in securities	(99,463)
Investments in Affiliates	(10)
Exchange-traded or centrally cleared financial derivative instruments	25,196
Over the counter financial derivative instruments	(28,951)
Short sales	486
Foreign currency	(1,611)

Net Realized Gain (Loss)	(104,353)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(156,357)
Investments in Affiliates	(602)
Exchange-traded or centrally cleared financial derivative instruments	(38,331)
Over the counter financial derivative instruments	(20,769)
Foreign currency assets and liabilities	737

Net Change in Unrealized Appreciation (Depreciation)	(215,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(214,810)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	23

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$28,277	$35,994	$61,953	$76,165
Net realized gain (loss)	(24,891)	50,685	(215,840)	334,058
Net change in unrealized appreciation (depreciation)	(39,897)	(41,099)	(150,098)	(53,139)

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,511)	45,580	(303,985)	357,084

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(47,402)	(87,082)	(85,573)	(300,991)
I-2	(1,668)	(3,899)	(5,947)	(27,067)
I-3	N/A	N/A	(545)	(1,578)
Class A	N/A	N/A	(21,076)	(66,744)
Class C	N/A	N/A	(2,385)	(8,321)

Total Distributions(a)	(49,070)	(90,981)	(115,526)	(404,701)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	378,865	(143,238)	(160,197)	27,462

Total Increase (Decrease) in Net Assets	293,284	(188,639)	(579,708)	(20,155)

Net Assets:

Beginning of year	424,130	612,769	1,287,478	1,307,633
End of year	$717,414	$424,130	$707,770	$1,287,478

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$104,865	$66,812
Net realized gain (loss)	(104,353)	235,354
Net change in unrealized appreciation (depreciation)	(215,322)	(33,977)

Net Increase (Decrease) in Net Assets Resulting from Operations	(214,810)	268,189

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(232,161)	(224,232)
I-2	(34,935)	(15,328)
I-3	(2)	0
Class A	(11,721)	(5,445)

Total Distributions(a)	(278,819)	(245,005)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(96,803)	1,192,327

Total Increase (Decrease) in Net Assets	(590,432)	1,215,511

Net Assets:

Beginning of year	2,645,849	1,430,338
End of year	$2,055,417	$2,645,849

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2023	25

Statements of Cash Flows

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(36,511)	$(303,985)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,007,266)	(1,610,462)
Proceeds from sales of long-term securities	657,814	2,187,800
(Purchases) Proceeds from sales of short-term portfolio investments, net	(8,479)	(7,290)
(Increase) decrease in deposits with counterparty	(2,317)	(6,544)
(Increase) decrease in receivable for investments sold	10,303	478,959
(Increase) decrease in interest and/or dividends receivable	(574)	246
(Increase) decrease in dividends receivable from Affiliates	(28)	(30)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	3,207	20,964
Proceeds from (Payments on) over the counter financial derivative instruments	8,009	(162,296)
Increase (decrease) in payable for investments purchased	20,728	(105,050)
Increase (decrease) in deposits from counterparty	(2,739)	(69,500)
Increase (decrease) in accrued investment advisory fees	63	(218)
Increase (decrease) in accrued supervisory and administrative fees	62	(123)
Increase (decrease) in accrued distribution fees	0	(7)
Increase (decrease) in accrued servicing fees	0	(14)
Proceeds from (Payments on) short sales transactions, net	0	(30)
Proceeds from (Payments on) foreign currency transactions	124	(46)
Net Realized (Gain) Loss
Investments in securities	43,429	94,152
Investments in Affiliates	(3)	41
Exchange-traded or centrally cleared financial derivative instruments	(10,313)	(40,647)
Over the counter financial derivative instruments	(8,110)	161,816
Short sales	0	30
Foreign currency	(112)	448
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	31,176	112,719
Investments in Affiliates	(2)	(2)
Exchange-traded or centrally cleared financial derivative instruments	6,056	17,585
Over the counter financial derivative instruments	2,679	20,198
Foreign currency assets and liabilities	(12)	(402)
Net amortization (accretion) on investments	338	13,258

Net Cash Provided by (Used for) Operating Activities	(292,478)	801,570

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	672,949	453,772
Payments on shares redeemed	(337,780)	(734,591)
Increase (decrease) in overdraft due to custodian	(3)	0
Cash distributions paid*	(1,586)	(1,321)
Proceeds from reverse repurchase agreements	2,910,115	36,802,872
Payments on reverse repurchase agreements	(2,950,354)	(37,332,076)
Proceeds from sale-buyback transactions	442,107	3,058,762
Payments on sale-buyback transactions	(446,985)	(3,058,762)

Net Cash Received from (Used for) Financing Activities	288,463	(811,344)

Net Increase (Decrease) in Cash and Foreign Currency	(4,015)	(9,774)

Cash and Foreign Currency:

Beginning of year	5,470	12,653
End of year	$1,455	$2,879

* Reinvestment of distributions	$47,498	$114,205

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$3,956	$20,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Real Return Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.0%

CORPORATE BONDS & NOTES 1.8%

BANKING & FINANCE 1.8%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$12	$10

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(b)(c)	EUR	1,800	1,870

Credit Suisse Group AG
2.125% due 10/13/2026 •		200	198
3.288% (EUR003M + 1.000%) due 01/16/2026 ~		100	101

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	362	41
1.000% due 10/01/2050		27,220	2,926
1.000% due 10/01/2053		1,676	167
1.500% due 10/01/2053		4,611	504

NatWest Group PLC
4.519% due 06/25/2024 •		$200	199
6.684% (US0003M + 1.550%) due 06/25/2024 ~		300	300

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	90	10
1.500% due 10/01/2053		2,631	292

Nykredit Realkredit AS
0.500% due 10/01/2043		1,085	122
1.000% due 10/01/2050		17,777	1,917
1.000% due 10/01/2053		1,365	142
1.500% due 10/01/2053		10,152	1,122

Realkredit Danmark AS
1.000% due 10/01/2050		8,485	915
1.000% due 10/01/2053		2,427	253
1.500% due 10/01/2053		3,580	404

UniCredit SpA
7.830% due 12/04/2023		$1,300	1,312

Total Corporate Bonds & Notes (Cost $16,287)			12,805

U.S. GOVERNMENT AGENCIES 6.8%

Freddie Mac
0.000% due 05/15/2035 •		27	25
2.920% due 01/25/2026		3,500	3,381
5.034% due 01/15/2047 •		1,021	987
5.125% due 09/25/2031 •		13	13
5.205% due 10/25/2029 ~		50	50

Ginnie Mae
3.858% due 08/20/2068 •		1,429	1,392
5.719% due 11/20/2072 •		1,006	1,022

Uniform Mortgage-Backed Security
4.000% due 07/01/2049		374	363

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053		3,453	3,303
4.500% due 05/01/2053		15,300	14,996
5.000% due 05/01/2053		13,700	13,663
6.500% due 04/01/2053		9,300	9,590

Total U.S. Government Agencies (Cost $48,581)			48,785

U.S. TREASURY OBLIGATIONS 102.9%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2030 (g)		349	325
0.125% due 02/15/2051		55,178	38,282
0.125% due 02/15/2052		53,852	37,458
0.250% due 07/15/2029 (g)(i)		914	866
0.250% due 02/15/2050		69,297	50,350
0.500% due 01/15/2028 (g)		4,124	3,982
0.625% due 07/15/2032 (e)		7,415	7,089
0.625% due 02/15/2043 (e)		63,369	53,568
0.750% due 02/15/2042 (e)		79,494	69,511
0.750% due 02/15/2045 (e)		106,663	90,971
0.875% due 01/15/2029 (g)(i)		2,050	2,015
0.875% due 02/15/2047 (e)		78,825	68,341
1.000% due 02/15/2046 (e)		62,701	56,152
1.000% due 02/15/2048		44,579	39,761

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2049		$40,775	$36,321
1.375% due 02/15/2044 (e)		89,219	86,531
1.500% due 02/15/2053		9,462	9,601
1.625% due 10/15/2027		101	103
2.125% due 02/15/2040		31,648	34,979
2.125% due 02/15/2041 (i)		47,312	52,288

Total U.S. Treasury Obligations (Cost $755,222)			738,494

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

Adjustable Rate Mortgage Trust
3.293% due 01/25/2036 ^~		19	17

Alliance Bancorp Trust
5.325% due 07/25/2037 •		126	105

Banc of America Funding Trust
3.257% due 03/20/2036 ~		50	43
3.827% due 01/20/2047 ~		1,679	1,397
5.135% due 07/25/2037 •		706	646

Banc of America Mortgage Trust
3.841% due 11/25/2035 ^~		7	6

BCAP LLC Trust
5.285% due 05/25/2047 ^•		151	140

Bear Stearns Adjustable Rate Mortgage Trust
3.564% due 07/25/2036 ^~		13	11
4.594% due 02/25/2036 ^~		5	5

Bear Stearns ALT-A Trust
3.672% due 09/25/2047 ^~		1,769	903
3.964% due 09/25/2035 ^~		152	93

BX Trust
5.576% due 04/15/2039 •		3,517	3,353

CIM Trust
5.617% due 02/25/2049 •		25	24

Citigroup Mortgage Loan Trust
3.410% due 12/25/2035 ^~		149	89
3.440% due 09/25/2035 •		3	3
3.950% due 05/25/2035 •		4	4
4.026% due 03/25/2037 ^~		117	100

Countrywide Alternative Loan Trust
3.973% due 02/25/2037 ^~		60	49
4.138% due 12/25/2035 •		102	82

Countrywide Home Loan Mortgage Pass-Through Trust
5.512% due 02/20/2036 ^•		36	31
6.000% due 03/25/2037 ^		816	417

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		525	330

Downey Savings & Loan Association Mortgage Loan Trust
5.281% due 08/19/2045 •		45	37

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		26	11

Ginnie Mae
5.459% due 01/20/2073 •		6,744	6,754

GMAC Mortgage Corp. Loan Trust
3.602% due 11/19/2035 ~		42	36

Great Hall Mortgages PLC
4.420% due 03/18/2039 •	GBP	23	28
4.440% due 06/18/2038 •		18	21

IndyMac INDA Mortgage Loan Trust
3.665% due 12/25/2036 ^~		$505	418

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •		424	405

Merrill Lynch Mortgage Investors Trust
5.505% due 09/25/2029 •		51	47

MortgageIT Mortgage Loan Trust
5.345% due 09/25/2037 •		321	279

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		188	176

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~		181	154
5.205% due 06/25/2046 •		149	34

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		171	115
5.750% due 02/25/2036		857	667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 03/25/2037 ^		$106	$32
6.500% due 06/25/2037		3,316	846

Structured Adjustable Rate Mortgage Loan Trust
3.682% due 07/25/2035 ^~		47	40

Structured Asset Mortgage Investments Trust
5.265% due 04/25/2036 •		4	4

Thornburg Mortgage Securities Trust
5.585% due 09/25/2034 •		55	49

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	2,385	2,945

Towd Point Mortgage Trust
5.845% due 05/25/2058 •		$73	72

Wachovia Mortgage Loan Trust LLC
4.182% due 10/20/2035 ~		19	18

WaMu Mortgage Pass-Through Certificates Trust
3.771% due 11/25/2036 ~		639	556
3.791% due 08/25/2036 ^~		30	27
4.157% due 09/25/2033 ~		21	19
5.385% due 12/25/2045 •		43	37

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		2,726	2,072
6.500% due 08/25/2035		10	8

Wells Fargo Mortgage-Backed Securities Trust
4.416% due 11/25/2037 ^~		45	38
4.637% due 04/25/2036 ~		991	918

Total Non-Agency Mortgage-Backed Securities (Cost $27,845)			24,711

ASSET-BACKED SECURITIES 7.2%

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		23	9

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.195% due 06/25/2033 •		900	807

Arbor Realty Commercial Real Estate Notes Ltd.
5.754% due 08/15/2034 •		3,500	3,440
6.034% due 11/15/2036 •		3,500	3,428

Barings CLO Ltd.
5.742% due 04/15/2031 •		2,900	2,867

BSPDF Issuer Ltd.
5.884% due 10/15/2036 ~		3,500	3,332

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		2,800	2,685

Citigroup Mortgage Loan Trust
5.305% due 12/25/2036 ~		72	47
5.340% due 10/25/2036 •		300	285

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		185	173

Countrywide Asset-Backed Certificates Trust
4.985% due 05/25/2035 •		14	13
4.985% due 07/25/2037 •		14	13
5.035% due 11/25/2037 •		950	866
5.095% due 02/25/2036 •		1,758	1,578
5.585% due 08/25/2047 •		135	128

Credit-Based Asset Servicing & Securitization LLC
4.837% due 07/25/2037 ~		479	316

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •		16	8

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •		722	689

Fremont Home Loan Trust
4.980% due 10/25/2036 •		45	38

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		2,183	2,160

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		203	117

GSAMP Trust
5.820% due 03/25/2035 ^•		214	190

Home Equity Asset Trust
4.424% due 02/25/2036 •		1,770	1,695
5.700% due 08/25/2034 •		12	11

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	27

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		$81	$60

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		95	29

JP Morgan Mortgage Acquisition Corp.
5.355% due 02/25/2036 ^•		913	886

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		26	25

Lehman XS Trust
4.907% due 06/25/2036 þ		52	49
7.145% due 12/25/2037 •		679	664

Long Beach Mortgage Loan Trust
5.085% due 08/25/2036 •		90	38

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	347	370

MASTR Specialized Loan Trust
6.645% due 07/25/2035 •		$1,417	1,396

MF1 LLC
6.906% due 06/19/2037 •		2,900	2,874

MF1 Ltd.
5.841% due 10/16/2036 •		7,303	7,078

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 10/25/2036 •		84	74

Morgan Stanley Mortgage Loan Trust
6.521% due 11/25/2036 ^•		642	239

Option One Mortgage Loan Trust
5.625% due 02/25/2035 ~		343	323

OZLM Ltd.
6.052% due 10/30/2030 •		3,045	3,020

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •		397	185

Saxon Asset Securities Trust
5.280% due 09/25/2036 •		3,000	2,726

Soundview Home Loan Trust
4.965% due 11/25/2036 •		269	77
5.025% due 07/25/2037 •		159	134
5.045% due 06/25/2037 •		340	242
5.405% due 05/25/2036 •		111	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		$2,535	$2,511
5.909% due 04/18/2038 •		3,400	3,289

Total Asset-Backed Securities (Cost $52,312)			51,290

SOVEREIGN ISSUES 5.9%

Australia Government International Bond
3.000% due 09/20/2025 (a)	AUD	2,569	1,828

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	876	722

France Government International Bond
0.100% due 07/25/2038 (a)	EUR	786	800

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (a)		348	347
0.650% due 05/15/2026 (a)		4,569	4,913
1.300% due 05/15/2028 (a)		5,023	5,456
1.400% due 05/26/2025 (a)		13,869	14,948

Japan Government International Bond
0.100% due 03/10/2028 (a)	JPY	447,585	3,487
0.100% due 03/10/2029 (a)		1,087,599	8,548

Mexico Government International Bond
4.500% due 11/22/2035 (a)	MXN	9,300	529

New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	379	239

Qatar Government International Bond
3.875% due 04/23/2023		$300	300

Total Sovereign Issues (Cost $45,019)			42,117

		SHARES
PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(b)		160,000	144

Total Preferred Securities (Cost $160)			144

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (d) 0.0%
		330

Total Short-Term Instruments (Cost $330)		330

Total Investments in Securities (Cost $945,756)		918,676

INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III	1,308,839	12,725

Total Short-Term Instruments (Cost $12,722)		12,725

Total Investments in Affiliates (Cost $12,722)		12,725

Total Investments 129.8% (Cost $958,478)		$931,401

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $(1,260))		(1,569)

Other Assets and Liabilities, net (29.6)%		(212,418)

Net Assets 100.0%		$717,414

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$330	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(337)	$330	$330

Total Repurchase Agreements						$(337)	$330	$330

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.750%	03/06/2023	04/05/2023	$(19,750)	$(19,824)
	4.800	03/17/2023	04/05/2023	(2,297)	(2,302)
	4.940	03/28/2023	04/11/2023	(222)	(223)
BSN	4.820	03/09/2023	04/04/2023	(105,063)	(105,415)
DEU	4.880	03/23/2023	04/13/2023	(9,816)	(9,830)
GRE	4.750	03/15/2023	04/05/2023	(3,100)	(3,108)
JPS	4.780	03/08/2023	04/04/2023	(29,122)	(29,222)
	4.780	03/16/2023	04/04/2023	(5,568)	(5,581)

Total Reverse Repurchase Agreements					$(175,505)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(22,349)	$0	$(22,349)	$22,488	$139
BSN	0	(105,415)	0	(105,415)	106,216	801
DEU	0	(9,830)	0	(9,830)	9,519	(311)
FICC	330	0	0	330	(337)	(7)
GRE	0	(3,108)	0	(3,108)	3,112	4
JPS	0	(34,803)	0	(34,803)	34,979	176

Total Borrowings and Other Financing Transactions	$330	$(175,505)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(175,505)	$0	$0	$(175,505)

Total Borrowings	$0	$(175,505)	$0	$0	$(175,505)

Payable for reverse repurchase agreements					$(175,505)

(e)	Securities with an aggregate market value of $180,835 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(158,046) at a weighted average interest rate of 2.754%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	17	$17	$(9)	$(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	10	10	(4)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	10	10	(6)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	17	17	(16)	(2)

Total Written Options					$(35)	$(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	29

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	167	$24,602	$568	$112	$(118)
U.S. Treasury 5-Year Note June Futures	06/2023	556	60,886	1,391	126	0
U.S. Treasury Long-Term Bond June Futures	06/2023	31	4,066	(17)	31	0

				$1,942	$269	$(118)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	7	$(509)	$(7)	$1	$(1)
Australia Government 10-Year Bond June Futures	06/2023	6	(493)	(16)	3	(2)
Euro-Bobl June Futures	06/2023	75	(9,588)	(218)	39	(24)
Euro-BTP Italy Government Bond June Futures	06/2023	84	(9,599)	(105)	26	(14)
Euro-BTP June Futures	06/2023	174	(21,767)	(774)	119	(149)
Euro-Buxl 30-Year Bond June Futures	06/2023	44	(6,722)	(423)	32	(53)
Euro-Oat June Futures	06/2023	10	(1,412)	(45)	7	(7)
Euro-Schatz June Futures	06/2023	1,248	(143,054)	(1,237)	298	(61)
Japan Government 10-Year Bond June Futures	06/2023	60	(66,934)	(1,037)	226	0
U.S. Treasury 2-Year Note June Futures	06/2023	95	(19,613)	(45)	0	(13)
U.S. Treasury 10-Year Note June Futures	06/2023	446	(51,255)	(1,729)	0	(153)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	140	(16,960)	(610)	0	(77)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	77	(10,867)	(41)	0	(103)

				$(6,287)	$751	$(657)

Total Futures Contracts				$(4,345)	$1,020	$(775)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.267%	$100	$(5)	$6	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$2,772	$(186)	$102	$(84)	$0	$(11)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	5,346	(510)	337	(173)	0	(25)

					$(696)	$439	$(257)	$0	$(36)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	64,000	$(1)	$2	$1	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		60,000	(1)	3	2	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		274,770	(15)	13	(2)	2	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	$	21,300	(164)	275	111	121	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		9,500	182	(233)	(51)	0	(119)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	35	39	3	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	1,000	0	68	68	0	(3)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		2,500	0	170	170	0	(8)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		200	0	(45)	(45)	2	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		500	0	(120)	(120)	5	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	2.879%	Annual	08/15/2032	EUR	8,400	$0	$(59)	$(59)	$0	$(4)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		4,060	(84)	(1,036)	(1,120)	1	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		13,400	(273)	(3,429)	(3,702)	1	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		1,400	(31)	(26)	(57)	0	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		2,100	130	960	1,090	0	(2)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		2,200	1	1,138	1,139	0	(2)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		3,860	241	1,757	1,998	0	(4)
Pay	CPTFEMU	3.520	Maturity	09/15/2024		7,400	(2)	(104)	(106)	0	(3)
Pay	CPTFEMU	3.850	Maturity	09/15/2024		2,500	0	(18)	(18)	0	(1)
Receive	CPTFEMU	2.975	Maturity	08/15/2027		2,100	8	17	25	6	0
Receive	CPTFEMU	0.000	Maturity	03/15/2028		7,800	0	47	47	21	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		2,000	13	79	92	7	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		5,900	(46)	(1,275)	(1,321)	0	(21)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		1,600	8	66	74	8	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		1,400	(12)	36	24	6	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		1,000	0	43	43	4	0
Pay	CPTFEMU	2.488	Maturity	05/15/2037		540	1	(35)	(34)	0	(3)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		300	0	(32)	(32)	0	(3)
Pay	CPTFEMU	2.590	Maturity	03/15/2052		900	(7)	(85)	(92)	0	(10)
Pay	CPTFEMU	2.421	Maturity	05/15/2052		80	0	(11)	(11)	0	(1)
Pay	CPTFEMU	2.590	Maturity	12/15/2052		900	0	(29)	(29)	0	(10)
Pay	CPURNSA	5.185	Maturity	05/24/2023	$	2,000	0	(4)	(4)	1	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		4,110	1	318	319	2	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	(310)	(308)	0	(1)
Pay	CPURNSA	1.883	Maturity	11/20/2029		9,400	10	(1,401)	(1,391)	0	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		3,700	3	420	423	0	(1)
Receive	CPURNSA	2.668	Maturity	05/14/2031		5,000	0	382	382	0	0

							$(32)	$(2,423)	$(2,455)	$190	$(196)

Total Swap Agreements							$(733)	$(1,978)	$(2,711)	$190	$(232)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,020	$190	$1,210		$(7)	$(775)	$(232)	$(1,014)

(g)

Securities with an aggregate market value of $2,859 and cash of $4,954 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	31

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	28,315		$4,038	$0	$(84)

BPS	04/2023		20		3	0	0
	04/2023		$3,850	DKK	26,502	8	0
	04/2023		535	EUR	492	0	(2)
	05/2023	AUD	2,596		$1,736	0	(1)
	05/2023	DKK	26,453		3,850	0	(8)
	05/2023		$430	EUR	395	0	(1)

BRC	05/2023	DKK	14,300		$2,091	6	0

BSH	04/2023		$24	PEN	92	0	0

CBK	04/2023	DKK	30,916		$4,394	0	(106)
	04/2023	NZD	329		206	1	0
	04/2023		$2,682	DKK	18,402	0	(3)
	04/2023		763	EUR	717	15	0
	05/2023	DKK	18,368		$2,682	3	0
	06/2023		$24	PEN	93	1	0

DUB	04/2023	AUD	958		$646	5	0
	04/2023		$31,940	EUR	29,514	68	0
	04/2023		10,206	JPY	1,337,767	0	(130)
	05/2023	EUR	29,514		$31,991	0	(67)
	05/2023	JPY	1,332,384		10,206	130	0

JPM	04/2023	BRL	536		104	0	(2)
	04/2023		$106	BRL	536	0	0

MBC	04/2023	EUR	3,894		$4,165	0	(58)
	04/2023	GBP	2,183		2,636	0	(57)
	04/2023	JPY	149,800		1,120	0	(8)
	04/2023		$647	EUR	596	0	(1)

MYI	04/2023	AUD	587		$395	2	0
	04/2023	JPY	146,696		1,078	0	(27)

NGF	04/2023		1,039,740		7,729	0	(102)

RBC	05/2023	MXN	9,302		491	0	(21)
	06/2023		$3	MXN	54	0	0

TOR	04/2023	CAD	961		$709	0	(2)
	04/2023		$243	CAD	330	1	0
	05/2023	CAD	329		$243	0	(1)

UAG	04/2023	AUD	1,051		714	11	0
	04/2023	EUR	26,829		28,485	0	(611)
	04/2023		$465	CAD	632	3	0
	05/2023	CAD	632		$465	0	(3)
	05/2023	GBP	2,183		2,702	8	0

Total Forward Foreign Currency Contracts						$262	$(1,295)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237%	11/17/2023	1,800	$112	$326

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	3,400	36	1

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	9,700	116	9

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	1,000	63	173

Total Purchased Options							$327	$509

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(409)	$(504)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0

						$(441)	$(504)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340%	11/17/2023	9,100	$(115)	$(459)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	1,900	(37)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	1,800	(21)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	1,800	(25)	(21)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	5,400	(118)	(8)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	4,700	(62)	(245)

							$(378)	$(737)

Total Written Options							$(819)	$(1,241)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(84)	$0	$0	$(84)	$(84)	$0	$(84)
BPS	8	0	0	8	(12)	0	0	(12)	(4)	0	(4)
BRC	6	0	0	6	0	0	0	0	6	0	6
CBK	20	0	0	20	(109)	0	0	(109)	(89)	0	(89)
DUB	203	326	0	529	(197)	(459)	0	(656)	(127)	282	155
GLM	0	1	0	1	0	(529)	0	(529)	(528)	0	(528)
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MBC	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
MYC	0	9	0	9	0	(8)	0	(8)	1	22	23
MYI	2	0	0	2	(27)	0	0	(27)	(25)	0	(25)
NGF	0	173	0	173	(102)	(245)	0	(347)	(174)	254	80
RBC	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
TOR	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
UAG	22	0	0	22	(614)	0	0	(614)	(592)	673	81

Total Over the Counter	$262	$509	$0	$771	$(1,295)	$(1,241)	$0	$(2,536)

(i)

Securities with an aggregate market value of $1,231 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,020	$1,020
Swap Agreements	0	0	0	0	190	190

	$0	$0	$0	$0	$1,210	$1,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$262	$0	$262
Purchased Options	0	0	0	0	509	509

	$0	$0	$0	$262	$509	$771

	$0	$0	$0	$262	$1,719	$1,981

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	775	775
Swap Agreements	0	36	0	0	196	232

	$0	$36	$0	$0	$978	$1,014

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,295	$0	$1,295
Written Options	0	0	0	0	1,241	1,241

	$0	$0	$0	$1,295	$1,241	$2,536

	$0	$36	$0	$1,295	$2,219	$3,550

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(16)	$0	$0	$0	$15,794	$15,778
Swap Agreements	0	(375)	0	0	(5,090)	(5,465)

	$(16)	$(375)	$0	$0	$10,704	$10,313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,158	$0	$8,158
Purchased Options	0	0	0	0	(211)	(211)
Written Options	0	48	0	0	115	163

	$0	$48	$0	$8,158	$(96)	$8,110

	$(16)	$(327)	$0	$8,158	$10,608	$18,423

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	23	0	0	0	(8,803)	(8,780)
Swap Agreements	0	271	0	0	2,425	2,696

	$23	$271	$0	$0	$(6,350)	$(6,056)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,090)	$0	$(4,090)
Purchased Options	0	0	0	0	(1,468)	(1,468)
Written Options	0	(21)	0	0	2,900	2,879

	$0	$(21)	$0	$(4,090)	$1,432	$(2,679)

	$23	$250	$0	$(4,090)	$(4,918)	$(8,735)

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$12,805	$0	$12,805
U.S. Government Agencies	0	48,785	0	48,785
U.S. Treasury Obligations	0	738,494	0	738,494
Non-Agency Mortgage-Backed Securities	0	24,711	0	24,711
Asset-Backed Securities	0	51,290	0	51,290
Sovereign Issues	0	42,117	0	42,117
Preferred Securities
Financials	0	144	0	144
Short-Term Instruments
Repurchase Agreements	0	330	0	330

	$0	$918,676	$0	$918,676

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,725	$0	$0	$12,725

Total Investments	$12,725	$918,676	$0	$931,401

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$863	$347	$0	$1,210
Over the counter	0	771	0	771

	$863	$1,118	$0	$1,981

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(429)	(585)	0	(1,014)
Over the counter	0	(2,536)	0	(2,536)

	$(429)	$(3,121)	$0	$(3,550)

Total Financial Derivative Instruments	$434	$(2,003)	$0	$(1,569)

Totals	$13,159	$916,673	$0	$929,832

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 196.4%

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 5.2%

American Tower Corp.
3.000% due 06/15/2023		$161	$160

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		68	58
3.950% due 07/01/2024		643	626

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	400	416

Credit Suisse Group AG
0.650% due 09/10/2029		200	162
7.750% due 03/01/2029 •		100	119

Crown Castle, Inc.
3.150% due 07/15/2023		$2,734	2,717

Five Corners Funding Trust
4.419% due 11/15/2023		100	99

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	1,251

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	5,523	622
1.000% due 10/01/2050		18,237	1,973
1.000% due 10/01/2053		393	39
1.500% due 10/01/2053		13,074	1,453
2.000% due 10/01/2053		5,066	592
2.500% due 10/01/2047		2	0

NatWest Group PLC
4.519% due 06/25/2024 •		$965	960
6.684% (US0003M + 1.550%) due 06/25/2024 ~		1,528	1,527

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	2,248	253
1.000% due 10/01/2050		59,161	6,411
1.500% due 10/01/2053		1,483	153

Nykredit Realkredit AS
0.500% due 10/01/2043		30,210	3,389
1.000% due 10/01/2050		29,653	3,198
1.000% due 10/01/2053		3,243	346
1.500% due 10/01/2053		23,216	2,620
2.500% due 10/01/2047		2	0

Realkredit Danmark AS
1.000% due 10/01/2050		19,071	2,057
1.000% due 10/01/2053		10,246	1,048
1.500% due 10/01/2053		9,974	1,102
2.500% due 04/01/2047		7	1

UniCredit SpA
7.830% due 12/04/2023		$3,740	3,775

			37,127

INDUSTRIALS 0.2%

Toyota Tsusho Corp.
3.625% due 09/13/2023		800	795

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		129	129

VMware, Inc.
3.900% due 08/21/2027		161	154

			1,078

Total Corporate Bonds & Notes (Cost $48,611)			38,205

U.S. GOVERNMENT AGENCIES 5.4%

Fannie Mae
3.993% due 09/01/2044 - 10/01/2044 •		7	7

Freddie Mac
3.757% due 09/01/2036 •		10	11
3.928% due 10/01/2036 •		13	13
5.284% due 12/15/2037 •		37	36
5.568% due 07/01/2036 •		30	30

Ginnie Mae
3.858% due 08/20/2068 •		1,226	1,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049		$80	$78

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053		20,400	19,512
4.500% due 05/01/2053		13,100	12,839
6.500% due 04/01/2053		4,300	4,434

Total U.S. Government Agencies (Cost $37,775)			38,154

U.S. TREASURY OBLIGATIONS 110.9%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024 (h)(l)		73,412	71,987
0.125% due 10/15/2024 (h)		61,813	60,380
0.125% due 04/15/2025 (h)		50,160	48,606
0.125% due 10/15/2025 (h)(l)		48,551	47,045
0.125% due 04/15/2026 (h)		37,819	36,301
0.125% due 07/15/2026 (j)		24,445	23,553
0.125% due 10/15/2026 (h)		48,619	46,698
0.125% due 01/15/2030 (l)		523	488
0.125% due 07/15/2030 (l)		1,479	1,377
0.250% due 01/15/2025 (h)		53,818	52,522
0.250% due 02/15/2050 (l)		698	507
0.375% due 07/15/2025 (h)		48,819	47,760
0.375% due 01/15/2027 (h)		72,032	69,444
0.375% due 07/15/2027		23,857	23,054
0.500% due 04/15/2024 (h)(l)		59,552	58,598
0.500% due 01/15/2028 (h)		67,447	65,119
0.625% due 01/15/2026 (h)		56,695	55,442
0.625% due 07/15/2032 (h)		412	394
0.625% due 02/15/2043 (l)		448	378
0.750% due 07/15/2028 (h)(l)		36,477	35,784
0.750% due 02/15/2045 (l)		381	325
0.875% due 01/15/2029 (l)		1,896	1,864
1.000% due 02/15/2046 (l)		631	565
1.375% due 02/15/2044 (l)		95	92
1.625% due 10/15/2027 (h)		33,890	34,564
1.750% due 01/15/2028 (j)(l)		736	753
2.125% due 02/15/2041 (l)		1,022	1,129

Total U.S. Treasury Obligations (Cost $805,677)			784,729

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

Alliance Bancorp Trust
5.325% due 07/25/2037 •		1,451	1,212

BCAP LLC Trust
0.541% due 04/26/2036 ~		245	205

Bear Stearns Adjustable Rate Mortgage Trust
3.564% due 07/25/2036 ^~		50	43
3.983% due 01/25/2035 ~		26	23
4.594% due 02/25/2036 ^~		112	98

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~		453	417

Chase Mortgage Finance Trust
3.861% due 12/25/2035 ^~		5	5

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •		1	1
4.322% due 03/25/2034 ~		28	26

Countrywide Alternative Loan Trust
5.500% due 11/25/2035 ^		39	32

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		78	77
6.000% due 04/25/2036		172	96

Countrywide Home Loan Reperforming REMIC Trust
5.185% due 06/25/2035 ~		22	20

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
5.545% due 10/25/2035 ^•		164	79

Credit Suisse Mortgage Capital Certificates
5.494% due 10/26/2036 ~		9	8

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		247	109

Great Hall Mortgages PLC
4.420% due 03/18/2039 •	GBP	23	28
4.440% due 06/18/2038 •		18	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		$3,500	$3,485

GSR Mortgage Loan Trust
3.895% due 01/25/2036 ^~		31	30
4.324% due 09/25/2035 ~		4	4

HarborView Mortgage Loan Trust
5.201% due 05/19/2035 •		182	160

IndyMac INDX Mortgage Loan Trust
5.405% due 07/25/2035 ~		1,483	1,058

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		604	406
5.750% due 03/25/2037 ^		207	62

Structured Adjustable Rate Mortgage Loan Trust
4.486% due 03/25/2036 ^~		91	66

Structured Asset Mortgage Investments Trust
5.265% due 04/25/2036 •		4	4

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	1,888	2,330

WaMu Mortgage Pass-Through Certificates Trust
3.791% due 08/25/2036 ^~		$4	4

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		41	34

Wells Fargo Mortgage-Backed Securities Trust
4.479% due 10/25/2036 ~		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $11,191)			10,145

ASSET-BACKED SECURITIES 15.4%

ACE Securities Corp. Home Equity Loan Trust
5.970% due 04/25/2035 •		1,144	958
6.645% due 06/25/2034 •		3	3

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	300	316

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •		$2,966	2,938

Apidos CLO
5.758% due 10/20/2030 •		1,450	1,431

Ares European CLO DAC
2.898% due 04/15/2030 •	EUR	689	733
2.948% due 10/15/2030 •		597	634

Argent Securities Trust
5.325% due 05/25/2035 •		$316	282

Armada Euro CLO DAC
3.008% due 07/15/2031 •	EUR	400	423

Bain Capital Euro DAC
3.082% due 01/20/2032 •		1,200	1,270

BDS Ltd.
6.556% due 03/19/2039 •		$700	686

Benefit Street Partners CLO Ltd.
5.822% due 01/17/2032 •		1,100	1,084

BlueMountain Fuji Eur CLO V DAC
3.198% due 01/15/2033 •	EUR	3,200	3,354

Bosphorus CLO DAC
3.777% due 12/15/2030 ~		910	964

Carlyle Euro CLO DAC
3.284% due 08/15/2030 ~		1,358	1,441

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •		500	529

CIFC European Funding CLO DAC
3.338% due 01/15/2034 •		4,300	4,519

CIFC Funding Ltd.
5.795% due 04/18/2031 •		$1,200	1,182

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		197	196
6.345% due 10/25/2037 •		400	384

Citigroup Mortgage Loan Trust
5.115% due 05/25/2037 •		3,400	3,026
5.305% due 12/25/2036 ~		36	24
5.340% due 10/25/2036 •		1,046	995

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		894	834

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.985% due 05/25/2035 •		$55	$53
4.985% due 07/25/2037 •		316	285
5.035% due 11/25/2037 •		4,249	3,874
5.045% due 09/25/2037 •		81	70
5.325% due 05/25/2036 •		3,338	2,762
5.805% due 04/25/2036 ^~		350	305

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •		858	847

Dryden Euro CLO DAC
3.308% due 01/17/2033 •	EUR	1,700	1,786

Elevation CLO Ltd.
5.768% due 10/25/2030 •		$3,940	3,903
6.124% due 10/15/2029 •		727	724

First Franklin Mortgage Loan Trust
4.955% due 12/25/2037 •		1,534	1,426
5.550% due 11/25/2036 •		2,093	1,991
5.715% due 09/25/2035 •		2,181	2,144

Fremont Home Loan Trust
4.980% due 10/25/2036 •		462	385
5.580% due 07/25/2035 •		3	3

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		3,000	2,970

GSAMP Trust
5.580% due 09/25/2035 ^•		27	26
5.820% due 03/25/2035 ^•		431	382

Harvest CLO DAC
3.048% due 07/15/2031 •	EUR	800	844

Home Equity Asset Trust
4.833% due 10/25/2035 •		$1,500	1,430

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		389	290

HSI Asset Securitization Corp. Trust
5.385% due 02/25/2036 •		249	244

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		3,636	1,117

KKR CLO Ltd.
5.742% due 07/15/2030 •		695	688
5.972% due 01/15/2031 ~		500	496

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,414	2,448

Lehman XS Trust
4.907% due 06/25/2036 þ		830	789

Long Beach Mortgage Loan Trust
5.085% due 08/25/2036 •		307	129

Magnetite Ltd.
5.744% due 11/15/2028 •		1,460	1,447

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	297	317

MASTR Asset-Backed Securities Trust
5.185% due 06/25/2036 •		$914	796

Merrill Lynch Mortgage Investors Trust
5.265% due 02/25/2037 •		5,632	1,677
5.565% due 05/25/2036 •		32	31

MF1 LLC
6.906% due 06/19/2037 •		800	793

MidOcean Credit CLO
5.965% due 02/20/2031 ~		700	688

Mountain View CLO Ltd.
5.635% due 10/13/2027 •		265	266

NovaStar Mortgage Funding Trust
5.550% due 01/25/2036 •		488	485

OCP Euro CLO DAC
3.108% due 01/15/2032 •	EUR	2,962	3,156

Octagon Investment Partners Ltd.
5.869% due 02/14/2031 ~		$1,200	1,177

OZLM Ltd.
5.908% due 10/20/2031 •		400	394
6.052% due 10/30/2030 •		923	915

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •		565	558

Rad CLO Ltd.
5.936% due 07/24/2032 •		4,300	4,218

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •		$3,164	$1,471

Residential Asset Securities Corp. Trust
5.125% due 09/25/2036 •		3,276	3,172
5.325% due 08/25/2036 •		1,388	1,230

Securitized Asset-Backed Receivables LLC Trust
5.345% due 05/25/2036 •		3,723	2,005
5.520% due 10/25/2035 •		4,780	4,500

Sound Point CLO Ltd.
5.805% due 01/23/2029 •		210	210

Soundview Home Loan Trust
5.045% due 06/25/2037 •		3,053	2,177

Specialty Underwriting & Residential Finance Trust
5.165% due 09/25/2037 •		6,886	3,894

Structured Asset Securities Corp.
5.505% due 02/25/2035 •		18	18

Structured Asset Securities Corp. Mortgage Loan Trust
5.415% due 10/25/2036 ~		785	766

Symphony CLO Ltd.
5.672% due 04/15/2028 •		162	162

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •		4,300	4,243

TCW CLO Ltd.
5.788% due 04/25/2031 •		3,800	3,744

Toro European CLO DAC
3.028% due 10/15/2030 •	EUR	899	950

Venture CLO Ltd.
5.672% due 04/15/2027 •		$804	800

Vibrant CLO Ltd.
5.848% due 09/15/2030 •		926	912

Voya CLO Ltd.
6.002% due 10/15/2030 •		669	665

Wells Fargo Home Equity Asset-Backed Securities Trust
7.245% due 12/25/2034 ~		563	549

Total Asset-Backed Securities (Cost $113,587)			109,003

SOVEREIGN ISSUES 11.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		541	137
1.500% due 07/09/2035 þ		354	86

Australia Government International Bond
3.000% due 09/20/2025 (d)	AUD	8,930	6,355

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	4,791	3,950

Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	17,050	2,510

France Government International Bond
0.100% due 07/25/2038 (d)	EUR	3,479	3,544
2.100% due 07/25/2023 (d)		2,415	2,676

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		1,970	1,970
1.400% due 05/26/2025 (d)		31,540	33,992

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	943,102	7,348
0.100% due 03/10/2029 (d)		1,482,707	11,653

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	6,620	377

New Zealand Government International Bond
3.000% due 09/20/2030 (d)	NZD	12,981	8,714

Qatar Government International Bond
3.875% due 04/23/2023		$448	448

Total Sovereign Issues (Cost $92,307)			83,760

		SHARES
COMMON STOCKS 1.4%

CONSUMER DISCRETIONARY 0.8%

Hilton Worldwide Holdings, Inc.		20,107	2,832

	SHARES	MARKET VALUE (000S)

Marriott International, Inc. ‘A’	17,103	$2,840

		5,672

REAL ESTATE 0.6%

Howard Hughes Corp. (a)	55,283	4,423

Total Common Stocks (Cost $9,905)		10,095

PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)	917,000	826

Total Preferred Securities (Cost $917)		826

REAL ESTATE INVESTMENT TRUSTS 44.4%

REAL ESTATE 44.4%

Alexandria Real Estate Equities, Inc.	7,436	934

American Assets Trust, Inc.	112,850	2,098

American Homes 4 Rent ‘A’	341,464	10,739

American Tower Corp.	31,756	6,489

Americold Realty Trust, Inc.	212,961	6,059

Apartment Income REIT Corp.	8,853	317

AvalonBay Communities, Inc.	118,533	19,921

Boston Properties, Inc.	105,220	5,694

Camden Property Trust	80,671	8,458

Crown Castle, Inc.	21,469	2,873

CubeSmart	104,202	4,816

Digital Realty Trust, Inc.	40,302	3,962

Equity LifeStyle Properties, Inc.	124,894	8,384

Equity Residential	2,283	137

Essex Property Trust, Inc.	41,087	8,593

Extra Space Storage, Inc.	6,153	1,002

First Industrial Realty Trust, Inc.	224,920	11,966

Gaming & Leisure Properties, Inc.	243,811	12,693

Healthpeak Properties, Inc.	491,531	10,799

Host Hotels & Resorts, Inc.	400,945	6,612

InvenTrust Properties Corp.	76,321	1,786

Invitation Homes, Inc.	516,288	16,124

Kilroy Realty Corp.	119,547	3,873

Life Storage, Inc.	64,735	8,486

Mid-America Apartment Communities, Inc.	44,343	6,698

National Storage Affiliates Trust	114,972	4,803

Park Hotels & Resorts, Inc.	41,143	508

Prologis, Inc.	79,142	9,875

Public Storage	8,486	2,564

Retail Opportunity Investments Corp.	182,221	2,544

Rexford Industrial Realty, Inc.	118,807	7,087

RLJ Lodging Trust	1,021,610	10,829

Ryman Hospitality Properties, Inc.	81,516	7,314

SBA Communications Corp.	38,149	9,960

Simon Property Group, Inc.	138,917	15,555

SITE Centers Corp.	254,134	3,121

Sun Communities, Inc.	114,718	16,161

Sunstone Hotel Investors, Inc.	422,404	4,173

UDR, Inc.	193,867	7,960

Ventas, Inc.	135,344	5,867

VICI Properties, Inc.	765,225	24,962

WP Carey, Inc.	147,682	11,438

Total Real Estate Investment Trusts (Cost $279,028)		314,234

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.1%

		$525

U.S. TREASURY BILLS 0.1%
4.612% due 04/06/2023 (b)(c)	$359	359

Total Short-Term Instruments (Cost $884)		884

Total Investments in Securities (Cost $1,399,882)		1,390,035

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	877,744	$8,533

Total Short-Term Instruments (Cost $8,532)		8,533

Total Investments in Affiliates (Cost $8,532)		8,533

MARKET VALUE (000S)
Total Investments 197.6% (Cost $1,408,414)	$1,398,568

Financial Derivative Instruments (i)(k) (0.6)% (Cost or Premiums, net $(6,831))	(4,240)

Other Assets and Liabilities, net (97.0)%	(686,558)

Net Assets 100.0%	$707,770

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$525	U.S. Treasury Bills 0.000% due 03/21/2024	$(536)	$525	$525

Total Repurchase Agreements						$(536)	$525	$525

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.780%	03/03/2023	04/12/2023	$(7,743)	$(7,775)
	4.790	03/20/2023	04/04/2023	(5,535)	(5,545)
	4.940	03/28/2023	04/11/2023	(2,063)	(2,065)
BSN	4.820	03/09/2023	04/04/2023	(621,135)	(623,215)
	4.820	03/16/2023	04/04/2023	(375)	(375)
DEU	4.880	03/23/2023	04/13/2023	(22,275)	(22,308)
JPS	4.780	03/08/2023	04/04/2023	(30,856)	(30,963)

Total Reverse Repurchase Agreements					$(692,246)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(15,385)	$0	$(15,385)	$15,299	$(86)
BSN	0	(623,590)	0	(623,590)	623,988	398
DEU	0	(22,308)	0	(22,308)	22,243	(65)
FICC	525	0	0	525	(536)	(11)
JPS	0	(30,963)	0	(30,963)	31,039	76

Total Borrowings and Other Financing Transactions	$525	$(692,246)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(692,246)	$0	$0	$(692,246)

Total Borrowings	$0	$(692,246)	$0	$0	$(692,246)

Payable for reverse repurchase agreements					$(692,246)

(h)	Securities with an aggregate market value of $704,734 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(823,060) at a weighted average interest rate of 2.724%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	17	$17	$(9)	$(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	9	9	(4)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	9	9	(6)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	17	17	(15)	(2)

Total Written Options					$(34)	$(7)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	602	$65,924	$1,354	$136	$0
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	174	21,078	(49)	95	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	113	15,947	489	152	0

				$1,794	$383	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	118	$(8,583)	$(120)	$19	$(10)
Australia Government 10-Year Bond June Futures	06/2023	40	(3,286)	(107)	19	(15)
Euro-Bobl June Futures	06/2023	110	(14,062)	(319)	57	(36)
Euro-BTP Italy Government Bond June Futures	06/2023	107	(12,227)	(134)	34	(17)
Euro-BTP June Futures	06/2023	209	(26,145)	(929)	143	(179)
Euro-Bund June Futures	06/2023	20	(2,946)	16	14	(14)
Euro-Buxl 30-Year Bond June Futures	06/2023	22	(3,361)	(211)	16	(26)
Euro-Oat June Futures	06/2023	58	(8,192)	(262)	38	(42)
Euro-Schatz June Futures	06/2023	1,646	(188,675)	(1,668)	393	(80)
Japan Government 10-Year Bond June Futures	06/2023	62	(69,165)	(1,084)	234	0
U.S. Treasury 2-Year Note June Futures	06/2023	358	(73,910)	84	0	(50)
U.S. Treasury 10-Year Note June Futures	06/2023	519	(59,644)	(1,312)	0	(178)
U.S. Treasury Long-Term Bond June Futures	06/2023	479	(62,824)	(2,515)	0	(479)

				$(8,561)	$967	$(1,126)

Total Futures Contracts				$(6,767)	$1,350	$(1,126)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.267%	$700	$(40)	$44	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	3,267	$(263)	$164	$(99)	$0	$(13)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		6,534	(623)	412	(211)	0	(30)

						$(886)	$576	$(310)	$0	$(43)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	03/20/2028	JPY	190,000	$(4)	$9	$5	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		613,200	(33)	28	(5)	5	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	$	23,500	(182)	304	122	133	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		10,500	201	(257)	(56)	0	(132)
Pay	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	45,500	0	(1,438)	(1,438)	0	(29)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	239	264	21	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	10,600	0	726	726	0	(34)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		5,700	0	388	388	0	(19)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		2,200	0	(491)	(491)	24	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,200	0	(288)	(288)	13	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	100	0	(4)	(4)	0	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		1,700	(8)	(164)	(172)	0	(5)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		4,100	(22)	(404)	(426)	0	(12)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		1,900	(14)	(186)	(200)	0	(6)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		3,800	(14)	(318)	(332)	0	(12)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		1,700	(6)	(142)	(148)	0	(5)
Pay(6)	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		7,900	0	(55)	(55)	0	(4)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		19,770	(231)	(5,225)	(5,456)	2	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		26,000	(529)	(6,655)	(7,184)	2	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		1,500	(34)	(27)	(61)	0	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		3,700	229	1,691	1,920	0	(4)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		3,900	2	2,017	2,019	0	(4)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		8,700	542	3,960	4,502	0	(9)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,200	32	(38)	(6)	0	(1)
Receive	CPTFEMU	3.520	Maturity	09/15/2024		1,100	(3)	(13)	(16)	0	0
Pay	CPTFEMU	3.130	Maturity	05/15/2027		900	0	25	25	2	0

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.975%	Maturity	08/15/2027	EUR	3,700	$15	$30	$45	$10	$0
Pay	CPTFEMU	2.359	Maturity	08/15/2030		3,600	20	146	166	13	0
Receive	CPTFEMU	1.380	Maturity	03/15/2031		8,200	(56)	(1,780)	(1,836)	0	(28)
Pay	CPTFEMU	2.600	Maturity	05/15/2032		7,000	54	270	324	33	0
Pay	CPTFEMU	2.720	Maturity	06/15/2032		2,500	(23)	66	43	11	0
Pay	CPTFEMU	2.470	Maturity	07/15/2032		1,900	0	81	81	8	0
Receive	CPTFEMU	2.488	Maturity	05/15/2037		2,460	3	(157)	(154)	0	(14)
Receive	CPTFEMU	1.243	Maturity	08/15/2039		930	0	(297)	(297)	0	(5)
Receive	CPTFEMU	2.580	Maturity	03/15/2052		100	0	(11)	(11)	0	(1)
Receive	CPTFEMU	2.590	Maturity	03/15/2052		500	(13)	(38)	(51)	0	(5)
Receive	CPTFEMU	2.550	Maturity	04/15/2052		700	1	(72)	(71)	0	(8)
Receive	CPTFEMU	2.421	Maturity	05/15/2052		350	0	(48)	(48)	0	(4)
Receive	CPTFEMU	2.590	Maturity	12/15/2052		1,000	0	(32)	(32)	0	(11)
Pay	CPURNSA	2.263	Maturity	04/27/2023	$	5,770	(2)	518	516	0	0
Pay	CPURNSA	2.560	Maturity	05/08/2023		33,100	(5,377)	5,670	293	0	(5)
Pay	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	282	282	0	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		4,860	0	434	434	0	(1)
Pay	CPURNSA	2.768	Maturity	05/13/2026		3,000	0	226	226	1	0
Pay	CPURNSA	2.813	Maturity	05/14/2026		2,100	0	153	153	1	0
Pay	CPURNSA	2.703	Maturity	05/25/2026		4,320	1	334	335	2	0
Pay	CPURNSA	2.690	Maturity	06/01/2026		100	0	8	8	0	0
Pay	CPURNSA	1.798	Maturity	08/25/2027		8,900	0	1,339	1,339	1	0
Pay	CPURNSA	1.890	Maturity	08/27/2027		4,400	0	634	634	0	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	(914)	(894)	5	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		3,130	0	(291)	(291)	0	(1)
Receive	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	(434)	(434)	0	(1)
Receive	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	(446)	(446)	0	(1)
Receive	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	(1,741)	(1,741)	0	(1)
Receive	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	(307)	(308)	1	0
Receive	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	(939)	(939)	0	(5)
Receive	CPURNSA	1.998	Maturity	07/25/2029		6,900	5	(928)	(923)	0	(1)
Receive	CPURNSA	1.280	Maturity	05/19/2030		5,300	0	(1,094)	(1,094)	0	(6)
Pay	CPURNSA	2.311	Maturity	02/24/2031		25,600	21	2,907	2,928	0	(7)
Pay	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	6,700	(3)	646	643	0	(5)
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	(241)	(236)	0	(6)

							$(5,379)	$(2,344)	$(7,723)	$289	$(392)

Total Swap Agreements							$(6,305)	$(1,724)	$(8,029)	$289	$(435)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,350	$289	$1,639		$(7)	$(1,126)	$(435)	$(1,568)

(j)

Securities with an aggregate market value of $1,276 and cash of $11,247 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023		$1,389	AUD	2,091	$8	$0
	04/2023		203	NZD	325	1	0
	05/2023	AUD	2,091		$1,391	0	(8)
	05/2023	NZD	325		203	0	(1)

BOA	04/2023	AUD	160		107	0	0
	04/2023	DKK	92,198		13,147	0	(274)
	04/2023	NZD	13,673		8,494	0	(56)
	04/2023		$3,147	NZD	5,061	18	0
	05/2023	NZD	5,062		$3,147	0	(18)

BPS	04/2023	DKK	65		9	0	0
	04/2023	EUR	1,138		1,215	0	(19)
	04/2023		$12,812	DKK	88,239	34	0
	04/2023		563	EUR	517	0	(2)
	05/2023	AUD	4,433		$2,964	0	(3)
	05/2023	DKK	84,567		12,307	0	(26)
	05/2023		$630	EUR	579	0	(2)

BRC	05/2023	DKK	45,713		$6,686	19	0

BSH	04/2023		$49	PEN	184	0	0

CBK	04/2023	DKK	100,667		$14,308	0	(346)
	04/2023	JPY	115,900		870	0	(3)
	04/2023		$8,574	DKK	58,830	0	(10)
	04/2023		1,951	EUR	1,823	26	0
	04/2023		73	PEN	282	2	0
	05/2023	DKK	58,720		$8,574	10	0
	05/2023		$360	DKK	2,465	0	(1)
	06/2023		48	PEN	187	1	0

DUB	04/2023	AUD	3,437		$2,316	18	0
	04/2023		$942	AUD	1,417	5	0
	04/2023		69,386	EUR	64,116	147	0
	04/2023		17,481	JPY	2,291,467	0	(223)
	05/2023	AUD	1,417		$943	0	(5)
	05/2023	EUR	64,116		69,498	0	(145)
	05/2023	JPY	2,282,246		17,481	223	0

MBC	04/2023	EUR	6,690		7,156	0	(99)
	04/2023	GBP	3,269		3,948	0	(85)
	04/2023	JPY	120,300		902	0	(4)
	04/2023		$1,184	EUR	1,100	10	(1)

MYI	04/2023	AUD	2,105		$1,415	8	0
	04/2023	JPY	253,798		1,865	0	(46)

NGF	04/2023		1,798,847		13,372	0	(176)

RBC	05/2023	MXN	4,203		222	0	(9)
	06/2023		$1	MXN	24	0	0

SCX	04/2023		546	NZD	875	2	0
	05/2023	NZD	875		$546	0	(2)
	05/2023		$1,315	EUR	1,208	0	(2)

TOR	04/2023	CAD	5,325		$3,925	0	(15)
	04/2023		$1,017	AUD	1,532	7	0
	04/2023		1,347	CAD	1,826	4	0
	04/2023		4,488	NZD	7,252	46	0
	05/2023	AUD	1,532		$1,018	0	(7)
	05/2023	CAD	1,825		1,347	0	(4)
	05/2023	NZD	7,252		4,488	0	(47)

UAG	04/2023	AUD	3,771		2,561	40	0
	04/2023	EUR	58,520		62,132	0	(1,333)
	04/2023		$2,576	CAD	3,502	15	0

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
	05/2023	CAD	3,501	$2,576	$0	$(15)
	05/2023	GBP	3,269	4,047	12	0

Total Forward Foreign Currency Contracts					$656	$(2,987)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237%	11/17/2023	4,200	$261	$761

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	11,200	120	2

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	31,600	379	31
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	8,700	546	1,505

Total Purchased Options							$1,306	$2,299

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(353)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,900	(137)	0

						$(424)	$(353)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340%	11/17/2023	20,800	$(262)	$(1,050)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	6,200	(123)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	1,900	(22)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	1,900	(26)	(22)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	42,500	(561)	(2,216)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	17,400	(380)	(26)

							$(1,374)	$(3,318)

Total Written Options							$(1,798)	$(3,671)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	DWRTFT Index	1,165	0.000%	Monthly	04/03/2024	$13,196	$0	$0	$0	$0

MYI	Receive	DWRTFT Index	11,191	5.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023	126,766	0	(377)	0	(377)

								$0	$(377)	$0	$(377)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	Equity Residential	275,667	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	$	16,540	$0	$107	$107	$0
	Receive	Host Hotels & Resorts, Inc.	230,809	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023		3,806	0	11	11	0
	Receive	Crown Castle, Inc.	10,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		1,338	0	(3)	0	(3)
	Receive	Extra Space Storage, Inc.	23,299	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		3,796	0	(8)	0	(8)
JPM	Receive	Equinix, Inc.	40,264	5.081% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023		29,032	0	(121)	0	(121)
	Receive	Park Hotels and Resorts, Inc.	442,481	5.081% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023		5,469	0	40	40	0
	Receive	Realty Income Corp.	254,163	5.081% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/26/2023		16,094	0	32	32	0
	Receive	Prologis, Inc.	292,280	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023		36,468	0	(156)	0	(156)
MYI	Receive	Alexandria Real Estate Equities, Inc.	2,663	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		335	0	2	2	0
	Receive	American Homes 4 Rent	123,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		3,868	0	(12)	0	(12)
	Receive	American Tower Corp.	41,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		8,378	0	(26)	0	(26)
	Receive	Apartment Income REIT Corp.	80,558	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		2,885	0	(10)	0	(10)
	Receive	Equity LifeStyle Properties, Inc.	156,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		10,472	0	36	36	0
	Receive	First Industrial Realty Trust, Inc.	41,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		2,181	0	6	6	0
	Receive	Gaming and Leisure Properties, Inc.	54,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		2,811	0	(10)	0	(10)
	Receive	Invitation Homes, Inc.	288,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		8,994	0	(30)	0	(30)
	Receive	Prologis, Inc.	42,750	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		5,334	0	(17)	0	(17)
	Receive	Rexford Industrial Realty, Inc.	41,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		2,446	0	7	7	0
	Receive	SBA Communications Corp.	17,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		4,438	0	(14)	0	(14)
	Receive	Sun Communities, Inc.	14,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023		1,972	0	6	6	0
	Receive	Alexandria Real Estate Equities, Inc.	64,042	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023		8,043	0	36	36	0
	Receive	Apartment Income REIT Corp.	120,921	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/11/2023		4,330	0	(20)	0	(20)
	Receive	Digital Realty Trust, Inc.	77,376	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		7,607	0	(19)	0	(19)
	Receive	Prologis, Inc.	71,000	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		8,859	0	(20)	0	(20)
	Receive	PSA Treasury Pte Ltd.	98,112	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		29,644	0	(66)	0	(66)
	Receive	Simon Property Group, Inc.	97,414	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		10,907	0	(25)	0	(25)
	Receive	Vici Properties, Inc.	136,600	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024		4,456	0	43	43	0

									$0	$(231)	$326	$(557)

Total Swap Agreements									$0	$(608)	$326	$(934)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$9	$0	$0	$9	$(9)	$0	$0	$(9)	$0	$0	$0
BOA	18	0	118	136	(348)	0	(11)	(359)	(223)	1,689	1,466
BPS	34	0	0	34	(52)	0	0	(52)	(18)	17	(1)
BRC	19	0	0	19	0	0	0	0	19	0	19
CBK	39	0	0	39	(360)	0	0	(360)	(321)	274	(47)
DUB	393	761	0	1,154	(373)	(1,050)	0	(1,423)	(269)	380	111
GLM	0	2	0	2	0	(379)	0	(379)	(377)	0	(377)
JPM	0	0	72	72	0	0	(277)	(277)	(205)	1,457	1,252
MBC	10	0	0	10	(189)	0	0	(189)	(179)	0	(179)
MYI	8	0	136	144	(46)	0	(646)	(692)	(548)	7,664	7,116
NGF	0	1,536	0	1,536	(176)	(2,242)	0	(2,418)	(882)	990	108
RBC	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SCX	2	0	0	2	(4)	0	0	(4)	(2)	0	(2)
TOR	57	0	0	57	(73)	0	0	(73)	(16)	0	(16)
UAG	67	0	0	67	(1,348)	0	0	(1,348)	(1,281)	1,764	483

Total Over the Counter	$656	$2,299	$326	$3,281	$(2,987)	$(3,671)	$(934)	$(7,592)

(l)

Securities with an aggregate market value of $14,235 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,350	$1,350
Swap Agreements	0	0	0	0	289	289

	$0	$0	$0	$0	$1,639	$1,639

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$656	$0	$656
Purchased Options	0	0	0	0	2,299	2,299
Swap Agreements	0	0	326	0	0	326

	$0	$0	$326	$656	$2,299	$3,281

	$0	$0	$326	$656	$3,938	$4,920

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	1,126	1,126
Swap Agreements	0	43	0	0	392	435

	$0	$43	$0	$0	$1,525	$1,568

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,987	$0	$2,987
Written Options	0	0	0	0	3,671	3,671
Swap Agreements	0	0	934	0	0	934

	$0	$0	$934	$2,987	$3,671	$7,592

	$0	$43	$934	$2,987	$5,196	$9,160

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$469	$0	$0	$0	$42,270	$42,739
Swap Agreements	0	(422)	0	0	(1,670)	(2,092)

	$469	$(422)	$0	$0	$40,600	$40,647

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,891	$0	$17,891
Purchased Options	0	0	0	0	(782)	(782)
Written Options	0	158	0	0	1,050	1,208
Swap Agreements	0	0	(180,133)	0	0	(180,133)

	$0	$158	$(180,133)	$17,891	$268	$(161,816)

	$469	$(264)	$(180,133)	$17,891	$40,868	$(121,169)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$27	$27
Futures	65	0	0	0	(15,467)	(15,402)
Swap Agreements	0	324	0	0	(2,534)	(2,210)

	$65	$324	$0	$0	$(17,974)	$(17,585)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,795)	$0	$(7,795)
Purchased Options	0	0	0	0	(2,003)	(2,003)
Written Options	0	(65)	0	0	4,503	4,438
Swap Agreements	0	0	(14,838)	0	0	(14,838)

	$0	$(65)	$(14,838)	$(7,795)	$2,500	$(20,198)

	$65	$259	$(14,838)	$(7,795)	$(15,474)	$(37,783)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$37,127	$0	$37,127
Industrials	0	1,078	0	1,078
U.S. Government Agencies	0	38,154	0	38,154
U.S. Treasury Obligations	0	784,729	0	784,729
Non-Agency Mortgage-Backed Securities	0	10,145	0	10,145
Asset-Backed Securities	0	109,003	0	109,003
Sovereign Issues	0	83,760	0	83,760
Common Stocks
Consumer Discretionary	5,672	0	0	5,672
Real Estate	4,423	0	0	4,423
Preferred Securities
Financials	0	826	0	826
Real Estate Investment Trusts
Real Estate	314,234	0	0	314,234
Short-Term Instruments
Repurchase Agreements	0	525	0	525
U.S. Treasury Bills	0	359	0	359

	$324,329	$1,065,706	$0	$1,390,035

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,533	$0	$0	$8,533

Total Investments	$332,862	$1,065,706	$0	$1,398,568

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$967	$672	$0	$1,639
Over the counter	0	3,281	0	3,281

	$967	$3,953	$0	$4,920

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(419)	(1,149)	0	(1,568)
Over the counter	0	(7,592)	0	(7,592)

	$(419)	$(8,741)	$0	$(9,160)

Total Financial Derivative Instruments	$548	$(4,788)	$0	$(4,240)

Totals	$333,410	$1,060,918	$0	$1,394,328

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.1%

CORPORATE BONDS & NOTES 6.1%

BANKING & FINANCE 6.1%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)		$28	$	41

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(h)	EUR	200		208

Credit Suisse AG
5.072% (SOFRRATE + 0.390%) due 02/02/2024 ~		$500		485

Credit Suisse Group AG
3.288% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	200		202
7.750% due 03/01/2029 •		100		119

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	28,759		3,112
1.500% due 10/01/2050		76,242		8,394
1.500% due 10/01/2053		43,283		4,721
2.000% due 10/01/2053		795		93
2.500% due 10/01/2047		1		0

NatWest Group PLC
4.519% due 06/25/2024 •		$700		697
6.684% (US0003M + 1.550%) due 06/25/2024 ~		1,100		1,099

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	28,794		3,120
1.000% due 10/01/2053		1,459		156
1.500% due 10/01/2053		49,138		5,289
2.000% due 10/01/2053		2,999		351

Nykredit Realkredit AS
1.000% due 10/01/2050		73,260		7,902
1.000% due 10/01/2053		19,593		2,089
1.500% due 10/01/2053		330,447		35,640
2.000% due 10/01/2053		27,448		3,076
2.500% due 10/01/2047		2		0
3.000% due 10/01/2053		29,545		3,875

Realkredit Danmark AS
1.000% due 10/01/2050		96,697		10,428
1.000% due 10/01/2053		14,246		1,493
1.500% due 10/01/2050		13,728		1,510
1.500% due 10/01/2053		187,198		20,137
2.000% due 10/01/2053		2,005		226
2.500% due 04/01/2047		9		1
3.000% due 10/01/2053		40,131		5,268

UniCredit SpA
7.830% due 12/04/2023		$5,050		5,097

				124,829

INDUSTRIALS 0.0%

ERAC USA Finance LLC
2.700% due 11/01/2023		100		98

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		40		39

VMware, Inc.
3.900% due 08/21/2027		200		192

				329

UTILITIES 0.0%

Petrobras Global Finance BV
7.250% due 03/17/2044		424		411

Total Corporate Bonds & Notes (Cost $172,258)				125,569

U.S. GOVERNMENT AGENCIES 11.4%

Ginnie Mae
3.858% due 08/20/2068 •		953		928

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2053		60,890		58,269
4.500% due 05/01/2053		110,200		108,008
5.000% due 05/01/2053		39,200		39,094

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.500% due 04/01/2053	$26,400	$	27,223

Total U.S. Government Agencies (Cost $232,865)			233,522

U.S. TREASURY OBLIGATIONS 51.7%

U.S. Treasury Bonds
3.000% due 05/15/2045	320		279

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024	26,673		26,055
0.125% due 04/15/2025 (l)	18,651		18,073
0.125% due 10/15/2025	26,063		25,255
0.125% due 04/15/2026 (l)(n)	11,638		11,171
0.125% due 07/15/2026	19,686		18,968
0.125% due 07/15/2026 (l)	8,439		8,131
0.125% due 10/15/2026 (j)	110,379		106,017
0.125% due 04/15/2027 (j)	11,022		10,502
0.125% due 01/15/2030	6,978		6,507
0.125% due 07/15/2030	24,987		23,264
0.125% due 01/15/2031	13,610		12,587
0.125% due 07/15/2031 (j)	184,490		170,038
0.125% due 01/15/2032	42,422		38,779
0.125% due 02/15/2051 (n)	8,597		5,964
0.125% due 02/15/2052 (n)	8,169		5,682
0.250% due 07/15/2029	55,318		52,443
0.250% due 02/15/2050 (n)	7,100		5,158
0.375% due 07/15/2025 (l)	11,482		11,233
0.375% due 01/15/2027 (j)(l)(n)	14,097		13,590
0.375% due 07/15/2027	28,477		27,518
0.500% due 04/15/2024	32,140		31,625
0.500% due 01/15/2028	47,795		46,145
0.625% due 01/15/2024 (l)(n)	59,554		59,052
0.625% due 01/15/2026 (l)(n)	7,430		7,266
0.625% due 01/15/2026 (l)	48,093		47,029
0.625% due 02/15/2043	9,084		7,679
0.750% due 07/15/2028	35,714		35,036
0.750% due 02/15/2042	12,262		10,722
0.750% due 02/15/2045	34,131		29,110
0.875% due 01/15/2029	22,000		21,625
0.875% due 02/15/2047	27,196		23,579
1.000% due 02/15/2046	22,555		20,199
1.000% due 02/15/2048	13,471		12,016
1.375% due 02/15/2044	24,202		23,473
1.625% due 10/15/2027 (j)(l)	7,475		7,624
2.000% due 01/15/2026 (l)(n)	5,543		5,625
2.125% due 02/15/2040 (n)	4,942		5,462
2.125% due 02/15/2041	8,608		9,514
2.375% due 01/15/2025	49,399		50,004
2.500% due 01/15/2029 (n)	7,860		8,420
2.500% due 01/15/2029	4,529		4,852
3.375% due 04/15/2032 (n)	51		60

Total U.S. Treasury Obligations (Cost $1,163,000)			1,063,331

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Alliance Bancorp Trust
5.325% due 07/25/2037 •	484		404

Banc of America Alternative Loan Trust
5.495% due 12/25/2035 ^•	375		310
6.000% due 06/25/2046	290		256

Banc of America Mortgage Trust
3.311% due 06/25/2035 ~	44		36
3.841% due 11/25/2035 ^~	52		45
4.022% due 08/25/2035 ^~	48		45

BCAP LLC Trust
0.541% due 04/26/2036 ~	245		205

Bear Stearns Adjustable Rate Mortgage Trust
3.564% due 07/25/2036 ^~	101		87

Citigroup Mortgage Loan Trust
5.500% due 08/25/2034	864		782

Countrywide Alternative Loan Trust
3.373% due 10/25/2035 ^~	8		7
4.956% due 12/20/2046 ^•	142		113
5.500% due 11/25/2035 ^	27		22
5.500% due 01/25/2036	151		93
6.000% due 08/25/2036 ^•	79		49

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 04/25/2037 ^		$261	$	153
6.000% due 04/25/2037		596		512
6.250% due 11/25/2036 ^		66		52

Countrywide Home Loan Mortgage Pass-Through Trust
5.425% due 04/25/2035 •		179		158
6.000% due 03/25/2037 ^		474		243
6.000% due 05/25/2037 ^		331		160
6.000% due 07/25/2037 ^		952		475

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.145% due 04/25/2037 •		384		265
6.800% due 07/25/2036 ^þ		174		145

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		51		23

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	216		222

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~		$2,700		2,688

GSR Mortgage Loan Trust
4.052% due 09/25/2035 ~		8		7
6.000% due 11/25/2035 ^		316		137

IndyMac IMSC Mortgage Loan Trust
5.205% due 07/25/2047 •		345		232

Lehman Mortgage Trust
5.041% due 01/25/2036 ^~		129		119

MASTR Alternative Loan Trust
5.245% due 03/25/2036 ^~		415		43

Morgan Stanley Mortgage Loan Trust
5.138% due 06/25/2036 ~		61		58

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		2,103		1,973

New York Mortgage Trust
3.866% due 05/25/2036 ^~		54		45

One Market Plaza Trust
3.614% due 02/10/2032		1,518		1,395

Residential Asset Securitization Trust
5.245% due 05/25/2035 •		350		235
5.245% due 01/25/2046 ^•		895		279
5.750% due 02/25/2036 ^		173		70
6.250% due 11/25/2036 ^		166		67
6.500% due 06/25/2037		11,480		2,931

Sequoia Mortgage Trust
5.161% due 07/20/2036 •		743		629

Structured Asset Mortgage Investments Trust
5.265% due 05/25/2036 •		191		124
5.285% due 05/25/2036 •		295		223
5.405% due 02/25/2036 ^•		246		201

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	1,552		1,916

Towd Point Mortgage Trust
2.750% due 10/25/2057 ~		$1,994		1,907

WaMu Mortgage Pass-Through Certificates Trust
3.342% due 11/25/2036 ^~		238		198
3.713% due 02/25/2037 ^~		39		34
3.806% due 10/25/2035 ~		532		480
4.165% due 09/25/2033 ~		3		2

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		278		195

Total Non-Agency Mortgage-Backed Securities (Cost $25,988)				21,050

ASSET-BACKED SECURITIES 11.7%

522 Funding CLO Ltd.
5.848% due 10/20/2031 •		500		492

Allegro CLO Ltd.
5.957% due 10/16/2031 ~		2,100		2,075

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.625% due 05/25/2034 •		569		562

Arbor Realty Commercial Real Estate Notes Ltd.
6.008% due 01/15/2037 •		5,000		4,933

Ares CLO Ltd.
5.662% due 01/15/2029 •		306		303

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Ares European CLO DAC
2.898% due 04/15/2030 •	EUR	886	$	942

Argent Securities Trust
5.165% due 05/25/2036 •		$1,486		369

Atlas Senior Loan Fund Ltd.
5.882% due 01/15/2031 •		786		777

Babson CLO Ltd.
5.798% due 01/20/2031 •		2,100		2,081

Bain Capital Euro DAC
3.493% due 01/24/2033 •	EUR	600		636

Barings CLO Ltd.
5.878% due 01/20/2032 •		$4,600		4,541

BDS Ltd.
6.556% due 03/19/2039 •		7,300		7,154

Bear Stearns Asset-Backed Securities Trust
5.475% due 02/25/2036 •		1,889		1,883

Benefit Street Partners CLO Ltd.
5.662% due 07/15/2029 ~		298		296
5.742% due 10/15/2030 •		3,657		3,620
5.822% due 01/17/2032 •		1,300		1,281
5.872% due 07/15/2032 ~		1,000		984

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		1,200		1,199

Carlyle Euro CLO DAC
3.284% due 08/15/2030 ~	EUR	7,855		8,337

Carlyle Global Market Strategies CLO Ltd.
5.865% due 07/27/2031 •		$496		490

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •	EUR	1,200		1,269

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$300		295
5.972% due 01/15/2030 •		600		596

Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		800		788
5.928% due 04/20/2032 ~		2,400		2,362
6.058% due 07/20/2030 •		1,275		1,265

Cedar Funding CLO Ltd.
5.892% due 07/17/2031 •		900		888

CIFC Funding Ltd.
5.766% due 10/24/2030 •		291		287
5.795% due 04/18/2031 •		3,100		3,052
5.825% due 04/23/2029 •		507		503
5.992% due 10/17/2031 •		600		595

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		57		57

Citigroup Mortgage Loan Trust
4.925% due 01/25/2037 •		230		167
5.340% due 10/25/2036 •		2,300		2,188

Contego CLO DAC
3.033% due 01/23/2030 •	EUR	1,197		1,268

Countrywide Asset-Backed Certificates
5.345% due 03/25/2037 •		$2,039		1,901
6.045% due 10/25/2035 •		1,548		1,512

Countrywide Asset-Backed Certificates Trust
4.985% due 07/25/2037 •		281		253
5.045% due 09/25/2037 •		72		62
5.075% due 05/25/2037 •		929		863
5.805% due 04/25/2036 ^~		49		43

CQS U.S. CLO Ltd.
7.289% due 07/20/2031 •		1,587		1,585

Crestline Denali CLO Ltd.
5.955% due 10/23/2031 •		1,797		1,765

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ		384		114

CVC Cordatus Loan Fund DAC
3.434% due 08/15/2032 •	EUR	500		529

Denali Capital CLO Ltd.
5.842% due 04/15/2031 •		$499		492

Dryden CLO Ltd.
5.765% due 04/18/2031 •		500		494
5.874% due 05/15/2031 •		900		890

Dryden Euro CLO DAC
3.308% due 01/17/2033 •	EUR	1,000		1,051

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Elevation CLO Ltd.
5.768% due 10/25/2030 •		$5,517	$	5,464

First Franklin Mortgage Loan Trust
5.550% due 11/25/2036 •		2,334		2,220

Fremont Home Loan Trust
4.980% due 10/25/2036 •		197		164
4.995% due 10/25/2036 •		4,279		1,782
5.085% due 10/25/2036 •		2,352		981

GoldenTree Loan Management EUR CLO DAC
3.242% due 01/20/2032 •	EUR	3,000		3,157

GoldenTree Loan Management U.S. CLO Ltd.
5.718% due 11/20/2030 •		$600		594

Halseypoint CLO Ltd.
5.908% due 07/20/2031 •		595		588
6.252% due 11/30/2032 •		600		594

Harvest CLO DAC
3.573% due 11/18/2030 •	EUR	1,228		1,306

Home Equity Asset Trust
4.424% due 02/25/2036 •		$3,470		3,322

Home Equity Mortgage Loan Asset-Backed Trust
5.065% due 04/25/2037 •		303		225

HSI Asset Securitization Corp. Trust
5.145% due 07/25/2036 ~		5,087		2,312

ICG U.S. CLO Ltd.
5.895% due 07/22/2031 •		1,100		1,087

IndyMac INDB Mortgage Loan Trust
4.985% due 07/25/2036 •		759		233

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		52		51

KKR CLO Ltd.
5.972% due 01/15/2031 ~		1,600		1,588

LCM LP
5.668% due 07/19/2027 •		380		376
5.848% due 07/20/2031 •		1,900		1,867

LCM Ltd.
5.739% due 07/20/2030 •		1,242		1,223

Lehman XS Trust
4.907% due 06/25/2036 þ		619		589
5.165% due 05/25/2036 •		634		530

LoanCore Issuer Ltd.
5.984% due 07/15/2036 •		800		790
6.108% due 01/17/2037 •		2,200		2,132

Long Beach Mortgage Loan Trust
5.445% due 01/25/2036 •		1,245		1,112

Madison Park Euro Funding DAC
3.088% due 07/15/2032 •	EUR	5,600		5,901

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$299		297
5.542% due 04/15/2029 •		1,621		1,600
5.735% due 01/22/2028 •		319		317

Magnetite Ltd.
5.744% due 11/15/2028 •		5,384		5,334

Man GLG Euro CLO DAC
3.158% due 01/15/2030 •	EUR	248		264

MASTR Asset-Backed Securities Trust
5.325% due 06/25/2036 •		$216		83
5.415% due 01/25/2036 ~		2,444		2,375

MF1 LLC
6.906% due 06/19/2037 •		2,500		2,477

MidOcean Credit CLO
5.918% due 07/19/2028 •		67		67

Morgan Stanley ABS Capital, Inc. Trust
4.915% due 10/25/2036 •		1,537		682
4.955% due 10/25/2036 •		18		9
4.975% due 10/25/2036 •		857		753
5.065% due 10/25/2036 •		1,895		846
5.145% due 06/25/2036 •		1,219		628

Morgan Stanley Mortgage Loan Trust
5.305% due 02/25/2037 •		154		40
6.226% due 10/25/2036 ^þ		189		59

Mountain View CLO Ltd.
5.912% due 07/15/2031 ~		900		888

Neuberger Berman CLO Ltd.
5.725% due 10/18/2029 ~		1,200		1,187

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
5.185% due 11/25/2036 •		$155	$	53

Oaktree CLO Ltd.
5.925% due 04/22/2030 •		450		441

OCP Euro CLO DAC
3.108% due 01/15/2032 •	EUR	12,047		12,834

Octagon Investment Partners Ltd.
5.752% due 04/16/2031 •		$1,600		1,584
5.869% due 02/14/2031 ~		6,100		5,983

OSD CLO Ltd.
5.662% due 04/17/2031 •		6,402		6,295

OZLM Ltd.
5.872% due 04/17/2031 •		985		969
5.902% due 05/16/2030 •		696		691
6.052% due 10/30/2030 •		277		275

Palmer Square CLO Ltd.
5.792% due 10/17/2031 •		3,400		3,356
5.892% due 07/16/2031 •		800		791

Palmer Square European Loan Funding
3.993% due 04/12/2032 •	EUR	1,900		2,061

Palmer Square European Loan Funding DAC
3.338% due 10/15/2031 •		1,241		1,317

Palmer Square Loan Funding Ltd.
5.592% due 10/15/2029 •		$2,665		2,632
5.715% due 05/20/2029 •		2,984		2,960

RAAC Trust
5.545% due 02/25/2046 •		125		123

Rad CLO Ltd.
5.936% due 07/24/2032 •		6,400		6,278

Regatta Funding Ltd.
6.042% due 10/17/2030 •		3,478		3,453

Renaissance Home Equity Loan Trust
5.945% due 09/25/2037 •		5,266		2,448

Residential Asset Securities Corp. Trust
5.095% due 11/25/2036 ^•		3,503		3,034
5.325% due 08/25/2036 •		545		483

Securitized Asset-Backed Receivables LLC Trust
5.165% due 07/25/2036 •		2,000		702
5.285% due 10/25/2036 •		10,593		3,683
5.345% due 05/25/2036 •		771		416

Signal Peak CLO Ltd.
5.928% due 04/25/2031 •		500		496

Sound Point CLO Ltd.
5.715% due 01/23/2029 •		2,028		2,013
5.945% due 04/18/2031 •		1,600		1,572

Soundview Home Loan Trust
4.965% due 11/25/2036 •		121		35
5.250% due 12/25/2036 •		1,453		1,406
5.405% due 05/25/2036 •		276		264

Specialty Underwriting & Residential Finance Trust
5.165% due 09/25/2037 •		8,994		5,086

Starwood Commercial Mortgage Trust
5.854% due 07/15/2038 ~		780		773

Stratus CLO Ltd.
5.708% due 12/28/2029 •		4,268		4,218

Structured Asset Investment Loan Trust
5.565% due 10/25/2035 •		1,802		1,737

Structured Asset Securities Corp. Mortgage Loan Trust
6.162% due 04/25/2035 •		11		11

Symphony CLO Ltd.
5.672% due 04/15/2028 •		99		99

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		773		763

TCW CLO Ltd.
5.788% due 04/25/2031 •		1,500		1,478

THL Credit Wind River CLO Ltd.
5.872% due 04/15/2031 •		800		784

TIAA CLO Ltd.
6.008% due 07/20/2031 •		600		592

TICP CLO Ltd.
5.648% due 04/20/2028 ~		225		225

Toro European CLO DAC
3.028% due 10/15/2030 •	EUR	799		845

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.204% due 01/12/2032 •	EUR	3,800	$	4,006
3.464% due 02/15/2034 •		5,600		5,876

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		$1,700		1,672

Venture CLO Ltd.
5.672% due 04/15/2027 •		422		420
5.708% due 10/20/2028 •		446		441
5.983% due 08/28/2029 •		1,792		1,770

Vibrant CLO Ltd.
5.928% due 07/20/2032 •		4,500		4,412

Voya CLO Ltd.
5.772% due 06/07/2030 •		1,611		1,595
5.852% due 04/15/2031 •		900		886
5.892% due 07/14/2031 •		694		685
6.002% due 10/15/2030 •		2,200		2,184

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •		478		472
5.978% due 07/20/2032 •		2,200		2,154

Total Asset-Backed Securities (Cost $247,236)				240,015

SOVEREIGN ISSUES 11.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		869		223
1.500% due 07/09/2035 þ		570		138
15.500% due 10/17/2026	ARS	2,720		1

Australia Government International Bond
3.000% due 09/20/2025	AUD	8,871		6,313

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	19,061		20,819
0.100% due 07/25/2031 (e)		13,032		14,068
0.100% due 07/25/2038 (e)		9,316		9,490
0.250% due 07/25/2024 (e)		47,933		52,744

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		5,332		5,330
1.400% due 05/26/2025 (e)		43,798		47,204

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	569,128		4,451
0.100% due 03/10/2028 (e)		3,284,404		25,590
0.100% due 03/10/2029 (e)		7,047,850		55,390

Peru Government International Bond
6.150% due 08/12/2032	PEN	1,000		244

Qatar Government International Bond
3.875% due 04/23/2023		$700		700

Russia Government International Bond
4.250% due 06/23/2027 «		200		12
4.750% due 05/27/2026 «		200		12
5.250% due 06/23/2047 «		600		36

Total Sovereign Issues (Cost $263,129)				242,765

		SHARES
COMMON STOCKS 0.9%

COMMUNICATION SERVICES 0.1%

Radius Global Infrastructure, Inc. ‘A’ (b)		65,600		963

TEGNA, Inc.		101,727		1,720

				2,683

CONSUMER DISCRETIONARY 0.1%

Hilton Worldwide Holdings, Inc.		3,777		532

Marriott International, Inc. ‘A’		3,224		535

TravelCenters of America, Inc. (b)		5,100		441

				1,508

FINANCIALS 0.1%

Argo Group International Holdings Ltd.		13,300		390

First Horizon Corp.		99,056		1,761

				2,151

	SHARES		MARKET VALUE (000S)
HEALTH CARE 0.4%

Horizon Therapeutics PLC (b)	20,000	$	2,183

Oak Street Health, Inc. (b)	62,500		2,417

Provention Bio, Inc. (b)	44,200		1,065

Seagen, Inc. (b)	10,100		2,045

			7,710

INFORMATION TECHNOLOGY 0.1%

Activision Blizzard, Inc.	26,753		2,290

REAL ESTATE 0.0%

Howard Hughes Corp. (b)	10,335		827

UTILITIES 0.1%

PNM Resources, Inc.	23,899		1,163

Total Common Stocks (Cost $19,279)			18,332

PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Banco Santander SA
5.250% due 09/29/2023 •(f)(h)	400,000		401

Bank of America Corp.
5.875% due 03/15/2028 •(f)	670,000		604

Total Preferred Securities (Cost $1,086)			1,005

REAL ESTATE INVESTMENT TRUSTS 5.2%

REAL ESTATE 5.2%

Alexandria Real Estate Equities, Inc.	13,829		1,737

American Assets Trust, Inc.	21,977		409

American Homes 4 Rent ‘A’	86,369		2,716

American Tower Corp.	12,919		2,640

Americold Realty Trust, Inc.	39,731		1,130

Apartment Income REIT Corp.	39,184		1,403

AvalonBay Communities, Inc.	21,927		3,685

Boston Properties, Inc.	19,535		1,057

Camden Property Trust	15,058		1,579

Crown Castle, Inc.	5,847		783

CubeSmart	19,523		902

Digital Realty Trust, Inc.	22,072		2,170

Equinix, Inc.	7,358		5,305

Equity LifeStyle Properties, Inc.	51,541		3,460

Equity Residential	51,758		3,106

Essex Property Trust, Inc.	7,648		1,600

Extra Space Storage, Inc.	5,523		900

First Industrial Realty Trust, Inc.	49,644		2,641

Gaming & Leisure Properties, Inc.	55,228		2,875

Healthpeak Properties, Inc.	92,328		2,028

Host Hotels & Resorts, Inc.	117,677		1,941

Indus Realty Trust, Inc.	2,200		146

InvenTrust Properties Corp.	14,212		333

Invitation Homes, Inc.	163,998		5,122

Kilroy Realty Corp.	22,230		720

Life Storage, Inc.	12,094		1,585

Mid-America Apartment Communities, Inc.	8,264		1,248

National Storage Affiliates Trust	41,800		1,746

Park Hotels & Resorts, Inc.	89,968		1,112

Prologis, Inc.	90,583		11,302

Public Storage	19,666		5,942

Realty Income Corp.	46,959		2,973

Retail Opportunity Investments Corp.	34,004		475

	SHARES		MARKET VALUE (000S)

Rexford Industrial Realty, Inc.	29,984	$	1,789

RLJ Lodging Trust	190,270		2,017

Ryman Hospitality Properties, Inc.	15,233		1,367

SBA Communications Corp.	10,250		2,676

Simon Property Group, Inc.	43,973		4,924

SITE Centers Corp.	47,402		582

Sun Communities, Inc.	23,765		3,348

Sunstone Hotel Investors, Inc.	85,267		842

UDR, Inc.	36,744		1,509

Ventas, Inc.	29,555		1,281

VICI Properties, Inc.	260,803		8,507

WP Carey, Inc.	29,674		2,298

Total Real Estate Investment Trusts (Cost $99,478)			107,911

	OUNCES
COMMODITIES 12.9%
Gold Warehouse Receipts	135,372		265,581

Total Commodities (Cost $229,043)			265,581

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.4%

COMMERCIAL PAPER 1.0%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	$250		250
5.000% due 04/11/2023	250		250

American Electric Power Co., Inc.
4.980% due 04/04/2023	500		500

BAT International Finance PLC
5.900% due 05/30/2023	250		248
5.910% due 05/30/2023	500		495

Conagra Brands, Inc.
5.750% due 04/24/2023	1,000		996

Constellation Brands, Inc.
5.900% due 04/20/2023	650		648

Crown Castle, Inc.
5.740% due 04/11/2023	300		299

Duke Energy Corp.
5.500% due 04/18/2023	800		798
5.800% due 04/20/2023	700		698

Edison International
5.550% due 05/19/2023	500		496

Global Payments, Inc.
5.900% due 04/28/2023	250		249

Hitachi America Capital Ltd.
5.100% due 04/06/2023	250		250

International Flavors & Fragrances, Inc.
5.550% due 04/03/2023	500		500
5.650% due 04/04/2023	500		500
6.000% due 04/13/2023	400		399
6.000% due 05/05/2023 (a)	1,000		995

Mondelez International, Inc.
5.120% due 04/14/2023	2,650		2,645

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023	1,000		994

Quanta Services, Inc.
5.850% due 04/06/2023	500		500
6.050% due 04/18/2023	600		598

Republic Services, Inc.
5.730% due 04/18/2023	950		948

Sempra Energy
5.850% due 04/24/2023	1,000		996

Southern California Edison Co.
5.850% due 04/24/2023	250		249

Transcanada Pipelines Ltd.
4.980% due 04/03/2023	250		250
4.980% due 04/06/2023	250		250

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Walgreens Boots
5.180% due 04/03/2023	$1,500	$	1,499
5.800% due 05/03/2023 (a)	1,450		1,443
5.900% due 04/24/2023	1,000		996
5.900% due 04/26/2023	250		249

			20,188

REPURCHASE AGREEMENTS (i) 2.8%
			56,850

U.S. TREASURY BILLS 0.6%
4.574% due 04/06/2023 - 05/25/2023 (c)(d)(n)	12,736		12,681

Total Short-Term Instruments (Cost $89,724)			89,719

Total Investments in Securities (Cost $2,543,086)			2,408,800

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.4%

MUTUAL FUNDS (g) 5.1%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	13,929,166	$	104,608

Total Mutual Funds (Cost $123,399)			104,608

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	537,049		5,221

Total Short-Term Instruments (Cost $5,221)			5,221

Total Investments in Affiliates (Cost $128,620)			109,829

		MARKET VALUE (000S)
Total Investments 122.5% (Cost $2,671,706)	$	2,518,629

Financial Derivative Instruments (k)(m) 0.4% (Cost or Premiums, net $(1,242))		8,076

Other Assets and Liabilities, net (22.9)%		(471,288)

Net Assets 100.0%	$	2,055,417

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.930%	03/31/2023	04/03/2023	$3,000	Ginnie Mae 2.500% due 10/20/2051	$(3,102)	$3,000	$3,001
DEU	4.920	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 2.875% due 05/15/2052	(105)	100	100
FICC	2.200	03/31/2023	04/03/2023	4,750	U.S. Treasury Bills 0.000% due 03/21/2024	(3,141)	4,750	4,750
					U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(1,704)
NOM	4.790	03/31/2023	04/03/2023	23,600	U.S. Treasury Notes 1.125% due 08/31/2028	(24,200)	23,600	23,610
	4.790	04/03/2023	04/04/2023	25,400	U.S. Treasury Notes 3.250% due 06/30/2027	(25,949)	25,400	25,400

Total Repurchase Agreements						$(58,201)	$56,850	$56,861

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	4.730%	02/23/2023	04/05/2023	$(2,433)	$(2,446)
	4.750	03/06/2023	04/05/2023	(5,782)	(5,803)
	4.770	03/01/2023	04/11/2023	(12,691)	(12,746)
	4.790	03/07/2023	04/12/2023	(5,561)	(5,581)
	4.790	03/20/2023	04/04/2023	(23,722)	(23,766)
	4.800	03/17/2023	04/05/2023	(9,619)	(9,641)
	4.940	03/28/2023	04/11/2023	(7,723)	(7,730)
DBL	4.900	03/31/2023	04/03/2023	(2,805)	(2,806)
GRE	4.750	03/15/2023	04/05/2023	(10,214)	(10,239)
	4.890	03/23/2023	04/06/2023	(77,707)	(77,823)
	4.930	03/31/2023	04/14/2023	(6,339)	(6,342)
	4.950	03/27/2023	04/10/2023	(3,672)	(3,676)
NOM	4.710	02/16/2023	04/05/2023	(44,486)	(44,754)

Total Reverse Repurchase Agreements					$(213,353)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	4.950%	03/29/2023	04/05/2023	$(3,770)	$(3,773)
	4.950	03/30/2023	04/06/2023	(820)	(820)

Total Sale-Buyback Transactions					$(4,593)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(67,713)	$0	$(67,713)	$67,977	$264
BPS	3,001	0	0	3,001	(3,102)	(101)
DBL	0	(2,806)	0	(2,806)	0	(2,806)
DEU	100	0	0	100	2,414	2,514
FICC	4,750	0	0	4,750	(4,845)	(95)
GRE	0	(98,080)	0	(98,080)	98,587	507
NOM	49,010	(44,754)	0	4,256	(5,258)	(1,002)

Master Securities Forward Transaction Agreement
TDM	0	0	(4,593)	(4,593)	4,630	37

Total Borrowings and Other Financing Transactions	$56,861	$(213,353)	$(4,593)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(213,353)	$0	$0	$(213,353)

Total	$0	$(213,353)	$0	$0	$(213,353)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,593)	0	0	(4,593)

Total	$0	$(4,593)	$0	$0	$(4,593)

Total Borrowings	$0	$(217,946)	$0	$0	$(217,946)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(217,946)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

(j)	Securities with an aggregate market value of $220,190 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(61,091) at a weighted average interest rate of 3.575%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn July 2023 Futures	$600.000	06/23/2023	73	$365	$(73)	$(43)
Put - CMX Gold June 2023 Futures	1,800.000	05/25/2023	20	2	(24)	(4)
Put - CMX Gold June 2023 Futures	1,850.000	05/25/2023	4	0	(9)	(2)
Put - CMX Gold June 2023 Futures	1,900.000	05/25/2023	25	3	(50)	(35)
Call - NYMEX Crude May 2023 Futures	75.000	04/17/2023	17	17	(23)	(46)
Call - NYMEX Crude May 2023 Futures	81.000	04/17/2023	36	36	(39)	(19)
Call - NYMEX Crude May 2023 Futures	83.000	04/17/2023	36	36	(40)	(10)
Call - NYMEX Crude May 2023 Futures	86.000	04/17/2023	28	28	(36)	(4)

					$(294)	$(163)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	50	$50	$(27)	$(5)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	29	29	(12)	(4)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	29	29	(18)	(6)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	50	50	(46)	(7)

					$(103)	$(22)

Total Written Options					$(397)	$(185)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2023	15	$1,232	$40	$6	$(7)
Brent Crude December Futures	10/2023	340	26,489	(1,486)	381	0
California Carbon Allowance December Futures	12/2023	1,660	51,576	3,190	149	0
Euro-Bund June Futures	06/2023	525	77,342	517	353	(617)
Euro-Mill Wheat May Futures	05/2023	221	3,119	(285)	0	(72)
European Climate Exchange December Futures	12/2023	32	3,190	276	57	0
Gold 100 oz. December Futures	12/2023	2	408	1	0	(2)
Iron Ore July Futures	07/2023	487	5,980	(14)	0	(9)
Natural Gas May Futures	04/2023	417	9,241	(2,227)	467	0
U.S. Treasury 2-Year Note June Futures	06/2023	101	20,852	276	14	0
U.S. Treasury 5-Year Note June Futures	06/2023	960	105,128	1,983	217	0
U.S. Treasury 10-Year Note June Futures	06/2023	351	40,338	0	121	0
Wheat July Futures	07/2023	90	3,170	(11)	0	(1)
Wheat May Futures	05/2023	271	9,380	(33)	0	0

				$2,227	$1,765	$(708)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2023	226	$(16,439)	$(231)	$36	$(18)
Corn July Futures	07/2023	99	(3,148)	(42)	0	(44)
Corn May Futures	05/2023	299	(9,874)	(370)	0	(165)
Euro-Bobl June Futures	06/2023	370	(47,301)	(1,002)	193	(120)
Euro-BTP Italy Government Bond June Futures	06/2023	269	(30,740)	(332)	85	(44)
Euro-BTP June Futures	06/2023	553	(69,179)	(2,386)	378	(474)
Euro-Buxl 30-Year Bond June Futures	06/2023	472	(72,104)	(4,358)	348	(563)
Euro-Oat June Futures	06/2023	240	(33,896)	(1,019)	159	(172)
Euro-Schatz June Futures	06/2023	8,183	(937,986)	(8,165)	1,952	(399)
Gold 100 oz. June Futures	06/2023	336	(66,736)	(2,854)	244	0
Japan Government 10-Year Bond June Futures	06/2023	384	(428,379)	(6,706)	1,446	0
Put Options Strike @ USD 25.000 on Brent Crude December 2023 Futures(1)	12/2023	41	(18)	87	0	0
U.S. Treasury Long-Term Bond June Futures	06/2023	1,037	(136,009)	(5,271)	0	(1,037)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	532	(64,447)	(1,434)	0	(291)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	142	(20,040)	(834)	0	(191)

				$(34,917)	$4,841	$(3,518)

Total Futures Contracts				$(32,690)	$6,606	$(4,226)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.380%	Semi-Annual	06/18/2028	JPY	13,680	$(4)	$4	$0	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		385,260	(147)	144	(3)	3	0
Pay(2)	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034	$	140,000	(1,083)	1,810	727	793	0
Receive(2)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		62,300	1,291	(1,624)	(333)	0	(783)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,800	131	59	190	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	19	6	25	0	(1)
Receive(2)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028		27,500	0	1,882	1,882	0	(89)
Receive(2)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		14,700	0	1,002	1,002	0	(48)
Pay(2)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		5,700	0	(1,273)	(1,273)	61	0
Pay(2)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		3,000	0	(719)	(719)	32	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	1,400	(5)	(55)	(60)	0	(3)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		3,000	(15)	(288)	(303)	0	(8)
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		5,100	(28)	(502)	(530)	0	(14)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		4,200	(32)	(410)	(442)	0	(13)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		6,700	(24)	(561)	(585)	0	(21)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		3,000	(11)	(251)	(262)	0	(9)
Pay(2)	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		48,200	0	(338)	(338)	0	(22)
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/04/2032		21,800	(220)	(5,796)	(6,016)	2	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	11/08/2032		21,100	(429)	(5,401)	(5,830)	2	0
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		8,700	(194)	(159)	(353)	1	0
Pay(2)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		45,900	(323)	531	208	21	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		3,600	223	1,645	1,868	0	(4)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		3,700	2	1,914	1,916	0	(4)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		7,000	436	3,187	3,623	0	(8)
Receive(2)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		19,400	171	(268)	(97)	0	(19)
Receive	CPTFEMU	2.965	Maturity	05/15/2027		11,300	0	413	413	28	0
Receive	CPTFEMU	3.000	Maturity	05/15/2027		10,000	5	342	347	25	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027		4,100	0	113	113	10	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		9,900	53	403	456	37	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		23,900	(174)	(5,178)	(5,352)	0	(83)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		10,200	52	419	471	48	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		12,000	0	397	397	52	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		8,100	(60)	198	138	36	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		5,300	0	226	226	21	0
Pay	CPTFEMU	2.488	Maturity	05/15/2037		6,550	8	(419)	(411)	0	(36)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		1,600	1	(169)	(168)	0	(17)
Pay	CPTFEMU	2.590	Maturity	03/15/2052		2,300	(60)	(174)	(234)	0	(25)
Pay	CPTFEMU	2.550	Maturity	04/15/2052		900	1	(92)	(91)	0	(10)
Pay	CPTFEMU	2.421	Maturity	05/15/2052		950	0	(131)	(131)	0	(11)
Pay	CPTFEMU	2.590	Maturity	12/15/2052		2,900	0	(93)	(93)	0	(31)
Receive	CPURNSA	2.263	Maturity	05/09/2023	$	1,820	(89)	253	164	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.281%	Maturity	05/10/2023	$	5,590	$(278)	$777	$499	$0	$(1)
Receive	CPURNSA	2.314	Maturity	02/26/2026		13,700	0	1,384	1,384	0	(5)
Receive	CPURNSA	2.419	Maturity	03/05/2026		15,300	0	1,467	1,467	0	0
Receive	CPURNSA	2.768	Maturity	05/13/2026		11,500	0	865	865	3	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		5,500	0	401	401	1	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		10,230	0	793	793	4	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		600	0	46	46	0	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		4,720	405	(856)	(451)	3	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		1,820	167	(336)	(169)	0	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		2,740	253	(505)	(252)	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028		5,590	519	(1,032)	(513)	0	(1)
Receive	CPURNSA	2.573	Maturity	08/26/2028		1,200	0	80	80	0	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		7,000	455	(1,302)	(847)	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,300	55	(237)	(182)	0	(1)
Pay	CPURNSA	1.280	Maturity	05/19/2030		4,500	(154)	(775)	(929)	0	(5)

Total Swap Agreements							$917	$(8,183)	$(7,266)	$1,183	$(1,283)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability(3)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7,575	$1,183	$8,758	$(185)	$(4,304)	$(1,283)	$(5,772)

(l)	Securities with an aggregate market value of $48,740 and cash of $8,549 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $969 and liability of $(78) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023		$1,507	AUD	2,268	$9	$0
	05/2023	AUD	2,268		$1,509	0	(9)

BOA	04/2023		414		277	1	0
	04/2023	DKK	390,089		55,626	0	(1,161)
	04/2023	PEN	1,151		305	0	0
	04/2023	PHP	59,416		1,083	0	(12)
	04/2023	TRY	48,775		2,538	0	(2)
	04/2023		$670	HUF	245,690	27	0
	04/2023		623	ILS	2,106	0	(38)
	05/2023	CNY	10,287		$1,503	1	0
	05/2023		$305	PEN	1,151	0	0
	06/2023		2,825	TWD	86,292	24	0

BPS	04/2023	DKK	280		$40	0	(1)
	04/2023	EUR	7,239		7,728	0	(123)
	04/2023	KRW	4,622,946		3,545	4	0
	04/2023	MXN	206,072		11,327	0	(73)
	04/2023		$1,845	CZK	41,057	50	0
	04/2023		53,735	DKK	370,102	142	0
	04/2023		3,667	EUR	3,370	0	(12)
	04/2023		3,867	HUF	1,433,225	203	0
	04/2023		1,258	ZAR	22,840	23	0
	05/2023	AUD	4,809		$3,215	0	(3)
	05/2023	DKK	353,977		51,516	0	(108)
	05/2023		$2,891	EUR	2,655	0	(7)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023	IDR	17,446,530		$1,136	$0	$(29)
	06/2023	MXN	1,113		58	0	(3)
	06/2023	TWD	55,056		1,805	0	(13)
	06/2023		$152	CLP	126,212	5	0
	06/2023		595	IDR	8,924,353	1	0
	06/2023		3,544	KRW	4,602,813	0	(4)
	06/2023		11,327	MXN	208,960	75	0
	06/2023		9,322	TWD	283,937	56	(4)

BRC	04/2023		6,889	CZK	155,370	285	0
	04/2023		5,406	PHP	299,569	114	0
	04/2023		5,766	PLN	25,418	117	0
	05/2023	DKK	191,346		$27,986	80	0
	05/2023		$117	ZAR	2,161	4	0
	06/2023		11,471	MYR	51,156	196	0

BSH	04/2023		48	PEN	184	0	0

CBK	04/2023	BRL	58,622		$11,491	0	(75)
	04/2023	DKK	425,923		60,539	0	(1,465)
	04/2023	GBP	165		203	0	(1)
	04/2023	JPY	554,500		4,162	0	(15)
	04/2023		$11,302	BRL	58,622	264	0
	04/2023		35,888	DKK	246,248	0	(41)
	04/2023		10,563	EUR	9,866	137	0
	04/2023		5,005	INR	411,869	6	0
	04/2023		98	PEN	377	2	0
	05/2023	CNY	135		$19	0	0
	05/2023	DKK	245,787		35,888	43	0
	05/2023		$2,520	CLP	2,032,366	22	0
	05/2023		1,344	DKK	9,190	0	(4)
	05/2023		135	ZAR	2,490	4	0
	06/2023	COP	4,846,835		$1,025	0	0
	06/2023	TWD	32		1	0	0
	06/2023		$2,672	COP	13,036,920	84	0
	06/2023		308	IDR	4,615,980	1	0
	06/2023		48	PEN	187	1	0

DUB	04/2023	AUD	3,640		$2,452	20	0
	04/2023	BRL	51,862		9,727	0	(506)
	04/2023		$1,022	AUD	1,537	5	0
	04/2023		10,208	BRL	51,862	24	0
	04/2023		222,359	EUR	205,469	473	0
	04/2023		74,881	JPY	9,815,387	0	(956)
	05/2023	AUD	1,537		$1,023	0	(5)
	05/2023	EUR	205,469		222,715	0	(465)
	05/2023	JPY	9,775,887		74,881	956	0
	05/2023		$1,105	ZAR	20,606	48	0
	06/2023		9,727	BRL	52,408	505	0
	06/2023		902	CLP	727,211	5	0

GLM	04/2023	KRW	18,540		$15	1	0
	04/2023		$1,738	ILS	5,899	0	(98)
	04/2023		1,700	RON	7,844	18	0
	05/2023		560	PEN	2,267	41	0
	05/2023		301	ZAR	5,370	6	(7)
	06/2023	TWD	40,725		$1,336	0	(8)

JPM	04/2023	KRW	1,583,983		1,215	2	0
	04/2023		$2,644	EUR	2,484	50	0
	04/2023		304	PEN	1,151	2	0
	05/2023		20,728	CNY	143,964	293	0
	05/2023		1,070	ZAR	19,843	40	0

MBC	04/2023	EUR	34,189		$36,565	0	(513)
	04/2023	GBP	2,067		2,496	0	(54)
	04/2023	JPY	788,113		5,893	0	(42)
	04/2023		$1,141	DKK	7,980	20	0
	04/2023		10,514	EUR	9,816	135	(3)
	04/2023		1,676	ILS	5,739	0	(80)
	04/2023		8,608	PLN	37,801	141	0
	04/2023		756	RON	3,470	4	0
	04/2023		9,284	SGD	12,262	0	(67)
	04/2023		8,451	TRY	164,195	0	(131)
	05/2023		183	ZAR	3,415	9	0
	06/2023		4,215	IDR	64,211,571	75	0
	06/2023		13	TWD	399	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2023	AUD	2,229		$1,499	$9	$0
	04/2023	KRW	1,537,406		1,167	0	(10)
	04/2023	MXN	27,215		1,432	0	(74)
	04/2023	THB	43,347		1,272	3	0
	04/2023		$8,458	KRW	10,502,093	0	(415)
	04/2023		2,997	TRY	58,387	0	(39)
	06/2023	IDR	16,246,560		$1,086	0	0
	06/2023	MYR	5,539		1,247	0	(16)
	06/2023		$820	IDR	12,451,252	12	0

NGF	04/2023	JPY	7,537,596		$56,031	0	(738)

RBC	04/2023	KRW	1,441,622		1,171	67	0
	04/2023		$11,216	MXN	232,485	1,646	0
	05/2023		10,192		192,924	430	0
	07/2023	MXN	1,012		$53	0	(3)

SCX	04/2023		$12,293	INR	1,008,403	0	(24)
	04/2023		16,466	KRW	20,315,896	0	(907)
	04/2023		12,072	THB	398,448	0	(404)
	04/2023		491	ZAR	9,039	16	0
	05/2023	BRL	6,822		$1,339	0	(1)
	05/2023	CLP	128,221		159	0	(1)
	05/2023		$6,637	EUR	6,099	0	(12)
	06/2023	TWD	2,698		$89	0	(1)
	06/2023		$2,339	IDR	35,678,536	44	0
	06/2023		7,404	TWD	225,342	35	0

SOG	04/2023	SGD	1,254		$937	0	(6)
	04/2023		$697	HUF	255,405	29	0
	04/2023		1,899	RON	8,864	43	0

SSB	06/2023		13	TWD	393	0	0

TOR	04/2023	JPY	923,947		$6,806	0	(152)
	04/2023		$1,104	AUD	1,662	7	0
	04/2023		5	PLN	21	0	0
	05/2023	AUD	1,662		$1,105	0	(7)

UAG	04/2023		3,994		2,712	43	0
	04/2023	EUR	182,627		193,899	0	(4,160)
	04/2023		$603	HUF	227,830	44	0
	04/2023		8,917	SGD	11,835	0	(22)
	05/2023	GBP	1,918		$2,374	7	0

Total Forward Foreign Currency Contracts						$7,289	$(13,130)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237%	11/17/2023	11,000	$683	$1,993

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	56,800	606	10

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	161,900	1,943	157
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	22,600	1,419	3,910

Total Purchased Options							$4,651	$6,070

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(106)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0

						$(91)	$(106)

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340%	11/17/2023	54,000	$(680)	$(2,726)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	31,500	(622)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.067	06/09/2023	11,100	(130)	(17)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	3.140	06/09/2023	11,100	(154)	(131)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	110,100	(1,453)	(5,740)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	89,200	(1,945)	(133)

							$(4,984)	$(8,754)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC GOLDLNPM Index	2,500.000	01/04/2024	13	$(390)	$(390)

Total Written Options					$(5,465)	$(9,250)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	GOLDLNPM	$1,946.500	Maturity	01/04/2024	1,980	$0	$185	$185	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	3,200	$(95)	$66	$0	$(29)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,600	(121)	116	0	(5)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,285	(141)	128	0	(13)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		13,300	(440)	318	0	(122)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,200	(151)	103	0	(48)

							$(948)	$731	$0	$(217)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	CPURNSA	1.800%	Maturity	07/20/2026	$	1,900	$0	$(284)	$0	$(284)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		900	0	(134)	0	(134)

								$0	$(418)	$0	$(418)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	PIMCODB Index (7)	719,033	0.000%	Monthly	02/15/2024	$131,417	$0	$5,033	$5,033	$0

JPM	Receive	DWRTFT Index	6,089	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	68,973	0	(310)	0	(310)
	Receive	BCOMTR Index	7,257	4.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	1,632	0	53	53	0
	Receive	JMABNIC5 Index (8)	574,153	0.000%	Monthly	02/15/2024	100,917	0	4,211	4,211	0
	Receive	DWRTFT Index	501	0.000%	Monthly	04/03/2024	5,675	0	0	0	0

MAC	Receive	PIMCODB Index (9)	874,780	0.000%	Monthly	02/15/2024	154,910	0	5,680	5,680	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	DWRTFT Index	88	5.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023	$997	$0	$(3)	$0	$(3)
	Receive	DWRTFT Index	1,650	5.025% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/04/2023	18,690	0	(83)	0	(83)
	Receive	DWRTFT Index	392	5.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/24/2024	4,440	0	(20)	0	(20)

								$0	$14,561	$14,977	$(416)

Total Swap Agreements								$(948)	$15,059	$15,162	$(1,051)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$9	$0	$0	$9	$(9)	$0	$0	$(9)	$0	$0	$0
BOA	53	0	0	53	(1,213)	0	0	(1,213)	(1,160)	1,522	362
BPS	559	0	0	559	(380)	0	0	(380)	179	(280)	(101)
BRC	796	0	0	796	0	0	0	0	796	(660)	136
CBK	564	0	0	564	(1,601)	0	0	(1,601)	(1,037)	1,499	462
CIB	0	0	5,033	5,033	0	0	0	0	5,033	(3,650)	1,383
DUB	2,036	1,993	0	4,029	(1,932)	(2,726)	0	(4,658)	(629)	544	(85)
GLM	66	10	0	76	(113)	(261)	0	(374)	(298)	322	24
GST	0	0	0	0	0	0	(47)	(47)	(47)	0	(47)
JPM	387	0	4,449	4,836	0	(390)	(310)	(700)	4,136	516	4,652
MAC	0	0	5,680	5,680	0	0	0	0	5,680	(4,080)	1,600
MBC	384	0	0	384	(890)	0	0	(890)	(506)	592	86
MYC	0	0	0	0	0	0	(540)	(540)	(540)	587	47
MYI	24	0	0	24	(554)	0	(106)	(660)	(636)	1,871	1,235
NGF	0	4,067	0	4,067	(738)	(5,873)	0	(6,611)	(2,544)	2,987	443
RBC	2,143	0	0	2,143	(3)	0	0	(3)	2,140	(1,837)	303
SCX	95	0	0	95	(1,350)	0	0	(1,350)	(1,255)	1,319	64
SOG	72	0	0	72	(6)	0	0	(6)	66	0	66
TOR	7	0	0	7	(159)	0	0	(159)	(152)	263	111
UAG	94	0	0	94	(4,182)	0	(48)	(4,230)	(4,136)	5,708	1,572

Total Over the Counter	$7,289	$6,070	$15,162	$28,521	$(13,130)	$(9,250)	$(1,051)	$(23,431)

(n)

Securities with an aggregate market value of $20,910 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

(7)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$561
Brent Crude September 2023 Futures	13.0	17,085
Cocoa September 2023 Futures	3.5	4,583
Corn May 2023 Futures	1.4	1,860
Corn September 2023 Futures	3.4	4,466
Gas Oil September 2023 Futures	3.8	5,029
Gold 100 oz. August 2023 Futures	0.6	774
Hard Red Winter Wheat September 2023 Futures	1.6	2,132
New York Harbor ULSD September 2023 Futures	3.5	4,559
RBOB Gasoline September 2023 Futures	9.4	12,392
Soybean Meal December 2023 Futures	4.7	6,095
Soybeans May 2023 Futures	4.3	5,609
Soybeans November 2023 Futures	4.0	5,298
Sugar No. 11 October 2023 Futures	8.8	11,532
WTI Crude September 2023 Futures	13.3	17,491

Total Long Futures Contracts		$99,466

Cash	24.3%	$31,951

Total Notional Amount		$131,417

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2023 Futures	18.2%	$18,329
Cotton No. 02 May 2023 Futures	1.7	1,733
Gas Oil August 2023 Futures	2.8	2,828
Gold 100 oz. June 2023 Futures	18.0	18,155
Live Cattle June 2023 Futures	6.3	6,322
LME — Copper May 2022 Futures	7.6	7,719
New York Harbor ULSD August 2023 Futures	3.0	3,071
Nickel May 2023 Futures	4.1	4,129
RBOB Gasoline August 2023 Futures	3.9	3,913
Silver May 2023 Futures	5.3	5,320
Soybean Meal May 2023 Futures	11.5	11,607
Soybeans May 2023 Futures	14.2	14,352
Sugar No. 11 May 2023 Futures	3.4	3,451

Total Long Futures Contracts		$100,929

Cash	0.0%	$(12)

Total Notional Amount		$100,917

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(9)	The following table represents the individual positions within the total return swap as of March 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee September 2023 Futures	0.4%	$662
Brent Crude September 2023 Futures	13.0	20,139
Cocoa September 2023 Futures	3.5	5,402
Corn May 2023 Futures	1.4	2,192
Corn September 2023 Futures	3.4	5,265
Gas Oil September 2023 Futures	3.8	5,928
Gold 100 oz. August 2023 Futures	0.6	913
Hard Red Winter Wheat September 2023 Futures	1.6	2,513
New York Harbor ULSD September 2023 Futures	3.5	5,374
RBOB Gasoline September 2023 Futures	9.4	14,607
Soybean Meal December 2023 Futures	4.6	7,185
Soybeans May 2023 Futures	4.3	6,611
Soybeans November 2023 Futures	4.1	6,246
Sugar No. 11 October 2023 Futures	8.8	13,594
WTI Crude September 2023 Futures	13.3	20,617

Total Long Futures Contracts		$117,248

Cash	24.3%	$37,662

Total Notional Amount		$154,910

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1,300	$0	$519	$0	$5,756	$7,575
Swap Agreements	0	0	0	0	1,183	1,183

	$1,300	$0	$519	$0	$6,939	$8,758

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,289	$0	$7,289
Purchased Options	0	0	0	0	6,070	6,070
Swap Agreements	15,162	0	0	0	0	15,162

	$15,162	$0	$0	$7,289	$6,070	$28,521

	$16,462	$0	$519	$7,289	$13,009	$37,279

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$163	$0	$0	$0	$22	$185
Futures	371	0	0	0	3,933	4,304
Swap Agreements	0	0	0	0	1,283	1,283

	$534	$0	$0	$0	$5,238	$5,772

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,130	$0	$13,130
Written Options	390	0	0	0	8,860	9,250
Swap Agreements	0	217	416	0	418	1,051

	$390	$217	$416	$13,130	$9,278	$23,431

	$924	$217	$416	$13,130	$14,516	$29,203

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(110)	$0	$0	$0	$0	$(110)
Written Options	(3,728)	0	0	0	0	(3,728)
Futures	(51,606)	0	468	0	95,755	44,617
Swap Agreements	0	(531)	0	0	(15,052)	(15,583)

	$(55,444)	$(531)	$468	$0	$80,703	$25,196

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,609	$0	$39,609
Purchased Options	0	0	0	0	(1,447)	(1,447)
Written Options	9	719	0	0	1,881	2,609
Swap Agreements	(27,425)	136	(42,433)	0	0	(69,722)

	$(27,416)	$855	$(42,433)	$39,609	$434	$(28,951)

	$(82,860)	$324	$(41,965)	$39,609	$81,137	$(3,755)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$131	$0	$0	$0	$81	$212
Futures	(5,647)	0	0	0	(48,950)	(54,597)
Swap Agreements	0	900	0	0	15,154	16,054

	$(5,516)	$900	$0	$0	$(33,715)	$(38,331)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,152)	$0	$(23,152)
Purchased Options	0	0	0	0	(1,264)	(1,264)
Written Options	0	(286)	0	0	3,896	3,610
Swap Agreements	751	(377)	(354)	0	17	37

	$751	$(663)	$(354)	$(23,152)	$2,649	$(20,769)

	$(4,765)	$237	$(354)	$(23,152)	$(31,066)	$(59,100)

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$124,829	$0	$124,829
Industrials	0	329	0	329
Utilities	0	411	0	411
U.S. Government Agencies	0	233,522	0	233,522
U.S. Treasury Obligations	0	1,063,331	0	1,063,331
Non-Agency Mortgage-Backed Securities	0	21,050	0	21,050
Asset-Backed Securities	0	240,015	0	240,015
Sovereign Issues	0	242,705	60	242,765
Common Stocks
Communication Services	2,683	0	0	2,683
Consumer Discretionary	1,508	0	0	1,508
Financials	2,151	0	0	2,151
Health Care	7,710	0	0	7,710
Information Technology	2,290	0	0	2,290
Real Estate	827	0	0	827
Utilities	1,163	0	0	1,163
Preferred Securities
Financials	0	1,005	0	1,005
Real Estate Investment Trusts
Real Estate	107,911	0	0	107,911
Commodities	0	265,581	0	265,581
Short-Term Instruments
Commercial Paper	0	20,188	0	20,188
Repurchase Agreements	0	56,850	0	56,850
U.S. Treasury Bills	0	12,681	0	12,681

	$126,243	$2,282,497	$60	$2,408,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Mutual Funds	$104,608	$0	$0	$104,608
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,221	0	0	5,221

	$109,829	$0	$0	$109,829

Total Investments	$236,072	$2,282,497	$60	$2,518,629

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,254	1,535	0	7,789
Over the counter	0	28,521	0	28,521

	$6,254	$30,056	$0	$36,310

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,870)	(2,824)	0	(5,694)
Over the counter	0	(23,431)	0	(23,431)

	$(2,870)	$(26,255)	$0	$(29,125)

Total Financial Derivative Instruments	$3,384	$3,801	$0	$7,185

Totals	$239,456	$2,286,298	$60	$2,525,814

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain

62	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

(loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR

ANNUAL REPORT	|	MARCH 31, 2023	63

Notes to Financial Statements	(Cont.)

announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date,

64	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

ANNUAL REPORT	|	MARCH 31, 2023	65

Notes to Financial Statements	(Cont.)

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

66	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2023 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$103,072	$2,121	$0	$17	$(602)	$104,608	$2,068	$0

PIMCO Short-Term Floating NAV Portfolio III	3,115	1,281,733	(1,279,600)	(27)	0	5,221	2,133	0

Totals	$106,187	$1,283,854	$(1,279,600)	$(10)	$(602)	$109,829	$4,201	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	67

Notes to Financial Statements	(Cont.)

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$180	$451,340	$(438,800)	$3	$2	$12,725	$240	$0

PIMCO RealEstateRealReturn Strategy Fund	1,618	893,364	(886,410)	(41)	2	8,533	265	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate

68	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date).

Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

ANNUAL REPORT	|	MARCH 31, 2023	69

Notes to Financial Statements	(Cont.)

representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The PIMCO Inflation Response Multi-Asset Fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

70	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to

ANNUAL REPORT	|	MARCH 31, 2023	71

Notes to Financial Statements	(Cont.)

hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument.

When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

72	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

ANNUAL REPORT	|	MARCH 31, 2023	73

Notes to Financial Statements	(Cont.)

obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default

74	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

ANNUAL REPORT	|	MARCH 31, 2023	75

Notes to Financial Statements	(Cont.)

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR-Transition	X	X	X

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi)

basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

76	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	|	MARCH 31, 2023	77

Notes to Financial Statements	(Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track,

78	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

ANNUAL REPORT	|	MARCH 31, 2023	79

Notes to Financial Statements	(Cont.)

breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other

80	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.45%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and

Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	|	MARCH 31, 2023	81

Notes to Financial Statements	(Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi Asset Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2023, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $846,921.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the IRMA Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the amount was $3,170,790. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Long-Term Real Return Fund	$0	$8,501	$(1,493)

PIMCO RealEstateRealReturn Strategy Fund	47,684	67,906	(4,735)

PIMCO Inflation Response Multi-Asset Fund	42,579	48,850	(4,355)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed

ANNUAL REPORT	|	MARCH 31, 2023	83

Notes to Financial Statements	(Cont.)

to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$928,809	$581,183	$48,839	$62,036

PIMCO RealEstateRealReturn Strategy Fund	1,312,386	1,845,610	214,078	320,662

PIMCO Inflation Response Multi-Asset Fund	2,896,791	2,796,595	449,636	259,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares~	Amount	Shares~	Amount	Shares*	Amount	Shares*	Amount
Receipts for shares sold

Institutional Class	48,372	$663,806	12,233	$281,393	14,403	$387,188	17,550	$656,805

I-2	381	6,195	1,113	24,867	1,788	45,899	2,989	109,330

I-3	N/A	N/A	N/A	N/A	60	1,746	403	14,074

Class A	N/A	N/A	N/A	N/A	762	16,550	2,008	65,076

Class C	N/A	N/A	N/A	N/A	94	1,450	525	13,587
Issued as reinvestment of distributions

Institutional Class	3,086	45,830	3,908	86,532	3,425	85,209	8,060	298,583

I-2	107	1,668	175	3,889	243	5,885	751	26,827

I-3	N/A	N/A	N/A	N/A	22	545	45	1,578

Class A	N/A	N/A	N/A	N/A	1,001	20,184	2,022	63,487

Class C	N/A	N/A	N/A	N/A	165	2,382	345	8,307
Cost of shares redeemed

Institutional Class	(21,052)	(329,996)	(22,384)	(502,036)	(24,378)	(619,490)	(28,281)	(1,078,753)

I-2	(574)	(8,638)	(1,719)	(37,883)	(2,185)	(54,183)	(2,412)	(82,181)

I-3	N/A	N/A	N/A	N/A	(246)	(6,964)	(159)	(5,172)

Class A	N/A	N/A	N/A	N/A	(1,783)	(38,394)	(1,645)	(51,728)

Class C	N/A	N/A	N/A	N/A	(521)	(8,204)	(485)	(12,358)
Net increase (decrease) resulting from Fund share transactions	30,320	$378,865	(6,674)	$(143,238)	(7,150)	$(160,197)	1,716	$27,462

84	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	97,273	$827,549	116,783	$1,078,806

I-2	37,065	317,908	32,769	300,216

I-3	53	403	N/A	N/A

Class A	10,148	87,150	9,886	89,507

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	28,995	231,328	24,393	223,816

I-2	3,228	26,037	1,300	11,885

I-3	N/A	2	N/A	N/A

Class A	1,349	10,650	561	5,043

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(136,619)	(1,110,565)	(48,832)	(448,811)

I-2	(48,410)	(386,894)	(6,053)	(55,403)

I-3	(1)	(9)	N/A	N/A

Class A	(12,802)	(100,362)	(1,416)	(12,732)

Class C	N/A	N/A	N/A	N/A
Net increase (decrease) resulting from Fund share transactions	(19,721)	$(96,803)	129,391	$1,192,327

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
*	A one for four reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of PIMCO Long-Term Real Return Fund, pursuant to which shareholders received one share in exchange for every three shares of the Fund.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of PIMCO RealEstateRealReturn Strategy Fund, pursuant to which shareholders received one share in exchange for every four shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of each Fund, they proportionately increased the NAV per share of each class of each Fund such that the aggregate market value of each Fund’s shares remained the same. The reverse share splits did not alter the rights or total value of a shareholder’s investment in the Funds, nor were they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for each Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	60%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	45%

ANNUAL REPORT	|	MARCH 31, 2023	85

Notes to Financial Statements	(Cont.)

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 21.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, the Funds’ ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

Each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, a Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Funds’ recognition of its Subsidiary’s

86	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2023

“subpart F income” will increase the Funds’ tax basis in its Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in its Subsidiary. “Subpart F income” is generally treated by a Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to a Fund or if the Funds’ income from in the subsidiary is derived with respect to the Funds’ business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of a Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Long-Term Real Return Fund	$0	$0	$(40,505)	$(9)	$(105,414)	$0	$(4,976)	$(150,904)

PIMCO RealEstateRealReturn Strategy Fund	0	0	(36,978)	0	(64,347)	0	(17,152)	(118,477)

PIMCO Inflation Response Multi-Asset Fund	0	0	(178,804)	0	(53,983)	0	(29,668)	(262,455)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and controlled foreign corporation (CFC) transactions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$55,502	$49,912

PIMCO RealEstateRealReturn Strategy Fund	48,480	15,867

PIMCO Inflation Response Multi-Asset Fund	36,956	17,027

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	MARCH 31, 2023	87

Notes to Financial Statements	(Cont.)	March 31, 2023

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$963,425	$13,573	$(54,426)	$(40,853)

PIMCO RealEstateRealReturn Strategy Fund	1,416,549	90,341	(127,437)	(37,096)

PIMCO Inflation Response Multi-Asset Fund	2,662,336	112,262	(291,019)	(178,757)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, return of capital distributions, and hyperinflationary transactions, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$49,070	$0	$0	$60,883	$30,098	$0

PIMCO RealEstateRealReturn Strategy Fund	87,663	27,863	0	322,400	82,301	0

PIMCO Inflation Response Multi-Asset Fund	273,382	5,437	0	245,005	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

88	PIMCO REAL RETURN STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations, of changes in net assets, and of cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Long-Term Real Return Fund (1)

PIMCO RealEstateRealReturn Strategy Fund (1)

PIMCO Inflation Response Multi-Asset Fund (2)

(1)

Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, and the related statements of operations and of cash flows for the year ended March 31, 2023, statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the periods indicated therein

(2)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2023	89

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	PER	Pershing LLC

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities, Inc.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

CMX	Commodity Exchange, Inc.

Index/Spread Abbreviations:

BCOMTR	Bloomberg Commodity Index Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC5	J.P. Morgan Custom Commodity Index

BRENT	Brent Crude	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MUTKCALM	Tokyo Overnight Average Rate

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	PIMCODB	PIMCO Custom Commodity Basket

CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SOFR	Secured Overnight Financing Rate

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	ICE 3-Month USD LIBOR

CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	oz.	Ounce

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

90	PIMCO REAL RETURN STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Long-Term Real Return Fund	0.00%	0.00%	$27,569	$21,501	$31,446

PIMCO RealEstateRealReturn Strategy Fund	0.00%	0.00%	3,813	25,751	0

PIMCO Inflation Response Multi-Asset Fund	0.00%	0.00%	7,062	5,861	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Long-Term Real Return Fund	0.00%

PIMCO RealEstateRealReturn Strategy Fund	3.95%

PIMCO Inflation Response Multi-Asset Fund	0.00%

ANNUAL REPORT	|	MARCH 31, 2023	91

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1470	$0.0000	$0.0000	$0.1470

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1441	$0.0000	$0.0000	$0.1441

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1453	$0.0000	$0.0000	$0.1453

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1425	$0.0000	$0.0000	$0.1425

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1361	$0.0000	$0.0000	$0.1361

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Inflation Response Multi-Asset Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3381	$0.0000	$0.0710	$0.4091

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3337	$0.0000	$0.0700	$0.4037

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3381	$0.0000	$0.0710	$0.4091

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

92	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.3230	$0.0000	$0.0678	$0.3908

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2023	93

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

94	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2023	95

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

96	PIMCO REAL RETURN STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2023	97

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

98	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024
Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3006AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO SHORT DURATION STRATEGY FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940 (the “Act”). Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO SHORT DURATION STRATEGY FUNDS

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could

6	PIMCO SHORT DURATION STRATEGY FUNDS

adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of March 31, 2023†§

Repurchase Agreements	94.1%

Short-Term Notes	3.8%

U.S. Treasury Bills	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	2.59%	1.29%	0.80%	0.59%
PIMCO Government Money Market Fund Class M	2.59%	1.29%	0.79%	0.59%
PIMCO Government Money Market Fund I-2	2.49%	1.23%	0.74%	0.55%
PIMCO Government Money Market Fund Administrative Class	2.59%	1.29%	0.80%	0.59%
PIMCO Government Money Market Fund Class A	2.44%	1.20%	0.71%	0.53%
PIMCO Government Money Market Fund Class C	2.44%	1.20%	0.71%	0.53%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	0.63%♦
Lipper Institutional U.S. Government Money Markets Funds Average	2.41%	1.15%	0.66%	0.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»	Overweight exposure to agency debt detracted from relative performance, as spreads widened.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	54.1%

U.S. Government Agencies	20.2%

Asset-Backed Securities	8.5%

Non-Agency Mortgage-Backed Securities	8.5%

Corporate Bonds & Notes	5.8%

U.S. Treasury Obligations	2.8%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	(0.37)%	0.76%	0.79%	3.70%
PIMCO Low Duration Fund II Administrative Class	(0.65)%	0.51%	0.54%	3.44%
ICE BofAML 1-3 Year U.S. Treasury Index	0.20%	1.11%	0.81%	3.31%
Lipper Short Investment Grade Debt Funds Average	(0.12)%	1.30%	1.13%	3.52%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Select exposure to investment grade corporate credit, specifically within the financial sectors, contributed to relative performance, as contributions from income offset detractions due to spread widening.

»	Overweight exposure to asset-backed securities contributed to relative performance, as spreads tightened in the first quarter of 2023.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Overweight exposure to commercial MBS detracted from relative performance, as spreads widened.

»	Overweight exposure to non-agency MBS detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments	43.0%

U.S. Government Agencies	21.6%

Corporate Bonds & Notes	15.9%

Non-Agency Mortgage-Backed Securities	8.3%

Asset-Backed Securities	5.7%

U.S. Treasury Obligations	2.7%

Sovereign Issues	1.5%

Municipal Bonds & Notes	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	(0.70)%	0.70%	0.75%	3.33%
PIMCO Low Duration ESG Fund I-2	(0.80)%	0.60%	0.65%	3.23%
ICE BofAML 1-3 Year U.S. Treasury Index	0.20%	1.11%	0.81%	2.80%
Lipper Short Investment Grade Debt Funds Average	(0.12)%	1.30%	1.13%	2.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.60% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the United Kingdom contributed to relative performance, as interest rates rose.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Select exposure to investment grade corporate credit, specifically within the financial sectors, contributed to relative performance, as income contributions offset detractions caused by spreads widening.

»	Overweight exposure to commercial mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Long exposure to duration in Europe detracted from relative performance, as interest rates rose.

»	Holdings within the emerging marketing external debt sector detracted from relative performance, as the sector posted negative returns.

»	Overweight exposure to agency MBS detracted from relative performance, as spreads widened.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Corporate Bonds & Notes	43.0%

Asset-Backed Securities	21.4%

Short-Term Instruments‡	17.1%

U.S. Government Agencies	8.8%

Non-Agency Mortgage-Backed Securities	6.2%

Sovereign Issues	2.2%

U.S. Treasury Obligations	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	2.27%	1.37%	1.27%	1.34%
PIMCO Short Asset Investment Fund Class M	1.98%	1.32%	1.25%	1.32%
PIMCO Short Asset Investment Fund I-2	2.16%	1.27%	1.17%	1.24%
PIMCO Short Asset Investment Fund I-3	2.11%	1.22%	1.11%	1.18%
PIMCO Short Asset Investment Fund Administrative Class	1.99%	1.11%	1.01%	1.08%
PIMCO Short Asset Investment Fund Class A	1.94%	1.02%	0.92%	0.99%
PIMCO Short Asset Investment Fund Class A (adjusted)	1.94%	0.57%	0.69%	0.78%
FTSE 3-Month Treasury Bill Index	2.61%	1.40%	0.85%	0.79%
Lipper Ultra-Short Obligation Funds Average	2.02%	1.46%	1.07%	1.09%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.35% for Institutional Class shares, 0.35% for Class M shares, 0.45% for I-2 shares, 0.55% for I-3 Shares, 0.60% for Administrative Class shares, and 0.70% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates rose.

»	Select exposure to investment grade corporate credit, specifically within the financial and industrial sectors, contributed to relative performance, as income contributions offset detractions caused by spreads widening.

»	Overweight exposure to agency mortgaged-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to agencies detracted from relative performance, as spreads widened.

»	Overweight exposure to non-agency securitized credit detracted from relative performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,019.60	$0.96	$1,000.00	$1,023.98	$0.96	0.19%
Class M	1,000.00	1,019.60	0.96	1,000.00	1,023.98	0.96	0.19
I-2	1,000.00	1,019.10	1.46	1,000.00	1,023.49	1.46	0.29
Administrative Class	1,000.00	1,019.60	0.96	1,000.00	1,023.98	0.96	0.19
Class A	1,000.00	1,018.90	1.71	1,000.00	1,023.24	1.72	0.34
Class C	1,000.00	1,018.90	1.71	1,000.00	1,023.24	1.72	0.34

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,023.70	$2.57	$1,000.00	$1,022.39	$2.57	0.51%
Administrative Class	1,000.00	1,022.50	3.83	1,000.00	1,021.14	3.83	0.76

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,025.00	$2.68	$1,000.00	$1,022.29	$2.67	0.53%
I-2	1,000.00	1,024.50	3.18	1,000.00	1,021.79	3.18	0.63

12	PIMCO SHORT DURATION STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,020.40	$1.76	$1,000.00	$1,023.19	$1.77	0.35%
Class M	1,000.00	1,015.60	1.76	1,000.00	1,023.19	1.77	0.35
I-2	1,000.00	1,019.90	2.27	1,000.00	1,022.69	2.27	0.45
I-3	1,000.00	1,019.70	2.52	1,000.00	1,022.44	2.52	0.50
Administrative Class	1,000.00	1,019.00	3.02	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,018.90	3.52	1,000.00	1,021.44	3.53	0.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2023	13

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

14	PIMCO SHORT DURATION STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2023	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2023	$1.00	$0.03	$0.00	$0.03	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class M

03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
I-2

03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Administrative Class

03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class A

03/31/2023	1.00	0.03	(0.01)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class C

03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

PIMCO Low Duration Fund II
Institutional Class

03/31/2023	$9.49	$0.22	$(0.26)	$(0.04)	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2022	9.87	0.02	(0.38)	(0.36)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.75	0.06	0.14	0.20	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)
Administrative Class

03/31/2023	9.49	0.20	(0.26)	(0.06)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.87	(0.01)	(0.37)	(0.38)	(0.00)	0.00	0.00	(0.00)

03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$1.00	2.59%	$808,072	0.19%	0.19%	0.19%	0.19%	2.68%	N/A

1.00	0.01	468,163	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	600,787	0.14	0.18	0.14	0.18	0.00	N/A

1.00	1.83	571,748	0.17	0.18	0.17	0.18	1.76	N/A

1.00	2.03	411,895	0.18	0.18	0.18	0.18	2.07	N/A

1.00	2.59	263,410	0.19	0.19	0.19	0.19	2.45	N/A

1.00	0.01	245,324	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	319,831	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	355,884	0.17	0.18	0.17	0.18	1.82	N/A

1.00	2.03	332,849	0.18	0.18	0.18	0.18	2.02	N/A

1.00	2.49	14,995	0.29	0.29	0.29	0.29	2.36	N/A

1.00	0.01	13,610	0.07	0.28	0.07	0.28	0.00	N/A

1.00	0.02	13,508	0.15	0.28	0.15	0.28	0.00	N/A

1.00	1.73	63,897	0.27	0.28	0.27	0.28	1.49	N/A

1.00	1.93	16,007	0.28	0.28	0.28	0.28	2.04	N/A

1.00	2.59	192,735	0.19	0.19	0.19	0.19	2.35	N/A

1.00	0.01	72,795	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	35,062	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	204,673	0.17	0.18	0.17	0.18	1.47	N/A

1.00	2.03	63,929	0.18	0.18	0.18	0.18	1.96	N/A

1.00	2.44	765,348	0.34	0.34	0.34	0.34	2.59	N/A

1.00	0.01	470,297	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	592,346	0.15	0.33	0.15	0.33	0.00	N/A

1.00	1.68	1,075,849	0.32	0.33	0.32	0.33	1.56	N/A

1.00	1.88	454,398	0.33	0.33	0.33	0.33	1.96	N/A

1.00	2.44	33,380	0.34	0.34	0.34	0.34	2.45	N/A

1.00	0.01	30,409	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	109,750	0.14	0.33	0.14	0.33	0.00	N/A

1.00	1.68	82,022	0.32	0.33	0.32	0.33	1.62	N/A

1.00	1.88	47,512	0.33	0.33	0.33	0.33	1.89	N/A

$9.22	(0.37)%	$300,041	0.51%	0.51%	0.50%	0.50%	2.38%	353%

9.49	(3.62)	338,497	0.50	0.50	0.50	0.50	0.17	500

9.87	2.09	431,289	0.50	0.50	0.50	0.50	0.56	524

9.75	3.33	399,558	0.53	0.53	0.50	0.50	2.31	234

9.68	2.49	365,472	0.54	0.54	0.50	0.50	2.31	522

9.22	(0.65)	9,171	0.76	0.76	0.75	0.75	2.15	353

9.49	(3.82)	9,468	0.75	0.75	0.75	0.75	(0.08)	500

9.87	1.84	10,077	0.75	0.75	0.75	0.75	0.31	524

9.75	3.08	9,973	0.78	0.78	0.75	0.75	2.06	234

9.68	2.24	9,567	0.79	0.79	0.75	0.75	2.06	522

ANNUAL REPORT	|	MARCH 31, 2023	17

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2023	$9.24	$0.19	$(0.26)	$(0.07)	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2022	9.69	0.08	(0.45)	(0.37)	(0.06)	0.00	(0.02)	(0.08)

03/31/2021	9.51	0.08	0.20	0.28	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)
I-2

03/31/2023	9.24	0.19	(0.27)	(0.08)	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.69	0.07	(0.45)	(0.38)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2023	$9.88	$0.24	$(0.02)	$0.22	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)
Class M

03/31/2023	9.88	0.22	(0.03)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)
I-2

03/31/2023	9.88	0.24	(0.03)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2022	10.00	0.03	(0.11)	(0.08)	(0.04)	0.00	0.00	(0.04)

03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)
I-3

03/31/2023	9.88	0.21	0.00	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2022	10.00	0.04	(0.13)	(0.09)	(0.03)	0.00	0.00	(0.03)

03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

03/31/2023	9.88	0.20	(0.01)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.02	(0.12)	(0.10)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)
Class A

03/31/2023	9.88	0.21	(0.02)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2022	10.00	0.01	(0.12)	(0.11)	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.92	(0.70)%	$298,401	0.52%	0.52%	0.50%	0.50%	2.15%	322%

9.24	(3.81)	322,801	0.50	0.50	0.50	0.50	0.84	219

9.69	2.92	338,942	0.50	0.50	0.50	0.50	0.80	387

9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296

9.45	2.28	200,150	0.52	0.52	0.50	0.50	1.98	492

8.92	(0.80)	106,520	0.62	0.62	0.60	0.60	2.06	322

9.24	(3.91)	118,436	0.60	0.60	0.60	0.60	0.74	219

9.69	2.82	103,531	0.60	0.60	0.60	0.60	0.74	387

9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296

9.45	2.18	48,685	0.62	0.62	0.60	0.60	1.88	492

$9.84	2.27%	$2,476,229	0.36%	0.36%	0.35%	0.35%	2.42%	95%

9.88	(0.73)	2,772,603	0.35	0.35	0.35	0.35	0.42	112

10.00	3.20	4,275,170	0.34	0.34	0.34	0.34	0.66	89

9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89

10.01	2.32	4,124,502	0.34	0.38	0.30	0.34	2.55	110

9.84	1.98%	10	0.36	0.36	0.35	0.35	2.18	95

9.88	(0.73)	7,718	0.35	0.35	0.35	0.35	0.44	112

10.00	3.20	7,777	0.34	0.34	0.34	0.34	0.70	89

9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89

10.01	2.32	5,103	0.34	0.38	0.30	0.34	2.59	110

9.84	2.16	181,277	0.46	0.46	0.45	0.45	2.44	95

9.88	(0.83)	224,354	0.45	0.45	0.45	0.45	0.32	112

10.00	3.09	352,285	0.44	0.44	0.44	0.44	0.61	89

9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89

10.01	2.22	383,620	0.44	0.48	0.40	0.44	2.45	110

9.84	2.11	22,656	0.51	0.56	0.50	0.55	2.13	95

9.88	(0.88)	19,500	0.50	0.55	0.50	0.55	0.42	112

10.00	3.04	1,129	0.49	0.54	0.49	0.54	0.42	89

9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89

10.01	1.92	2,710	0.49 *	0.58 *	0.45 *	0.54 *	2.57 *	110

9.84	1.99	505	0.61	0.61	0.60	0.60	2.01	95

9.88	(0.98)	1,492	0.60	0.60	0.60	0.60	0.17	112

10.00	2.94	2,406	0.59	0.59	0.59	0.59	0.87	89

9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89

10.01	2.04	101,916	0.59	0.63	0.55	0.59	2.32	110

9.84	1.94	155,144	0.71	0.71	0.70	0.70	2.08	95

9.88	(1.08)	240,291	0.70	0.70	0.70	0.70	0.07	112

10.00	2.84	461,899	0.69	0.69	0.69	0.69	0.34	89

9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89

10.01	1.97	534,734	0.69	0.73	0.65	0.69	2.19	110

ANNUAL REPORT	|	MARCH 31, 2023	19

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$3,070,049	$427,379	$533,494	$2,916,907
Investments in Affiliates	0	10,773	0	67
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	149	207	0
Over the counter	0	77	1,186	0
Cash	9,694	1	0	0
Deposits with counterparty	0	2,497	3,883	8,794
Foreign currency, at value	0	0	574	1
Receivable for investments sold	0	4	33	112
Receivable for investments sold on a delayed-delivery basis	0	53	121	0
Receivable for TBA investments sold	0	56,711	79,141	0
Receivable for Fund shares sold	13,864	35	635	3,317
Interest and/or dividends receivable	1,051	722	1,501	15,776
Dividends receivable from Affiliates	0	44	0	0
Reimbursement receivable from PIMCO	0	0	0	17
Total Assets	3,094,658	498,445	620,775	2,944,991

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$0	$18,399	$14,221	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	408	672	707
Over the counter	0	219	957	0
Payable for investments purchased	1,010,000	98,341	80,895	101,287
Payable for investments in Affiliates purchased	0	44	0	0
Payable for TBA investments purchased	0	71,407	116,780	0
Deposits from counterparty	0	4	1,340	0
Payable for Fund shares redeemed	5,531	204	697	5,598
Distributions payable	798	67	84	633
Overdraft due to custodian	0	0	18	0
Accrued investment advisory fees	185	69	90	514
Accrued supervisory and administrative fees	196	69	100	393
Accrued distribution fees	0	2	0	0
Accrued servicing fees	0	0	0	36
Accrued reimbursement to PIMCO	8	0	0	0
Other liabilities	0	0	0	2
Total Liabilities	1,016,718	189,233	215,854	109,170

Net Assets	$2,077,940	$309,212	$404,921	$2,835,821

Net Assets Consist of:

Paid in capital	$2,078,007	$337,601	$439,310	$2,937,882
Distributable earnings (accumulated loss)	(67)	(28,389)	(34,389)	(102,061)

Net Assets	$2,077,940	$309,212	$404,921	$2,835,821

Cost of investments in securities	$3,070,049	$434,862	$549,375	$2,956,315
Cost of investments in Affiliates	$0	$10,933	$0	$68
Cost of foreign currency held	$0	$0	$570	$1
Proceeds received on short sales	$0	$18,324	$14,160	$0
Cost or premiums of financial derivative instruments, net	$0	$(2)	$258	$(615)

* Includes repurchase agreements of:	$2,887,246	$213,972	$172,753	$138,842

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$808,072	$300,041	$298,401	$2,476,229
Class M	263,410	N/A	N/A	10
I-2	14,995	N/A	106,520	181,277
I-3	N/A	N/A	N/A	22,656
Administrative Class	192,735	9,171	N/A	505
Class A	765,348	N/A	N/A	155,144
Class C	33,380	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	808,100	32,559	33,462	251,743
Class M	263,417	N/A	N/A	1
I-2	14,995	N/A	11,945	18,429
I-3	N/A	N/A	N/A	2,303
Administrative Class	192,738	995	N/A	51
Class A	765,381	N/A	N/A	15,772
Class C	33,383	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.22	$8.92	$9.84
Class M	1.00	N/A	N/A	9.84
I-2	1.00	N/A	8.92	9.84
I-3	N/A	N/A	N/A	9.84
Administrative Class	1.00	9.22	N/A	9.84
Class A	1.00	N/A	N/A	9.84
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2023	21

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$39,980	$9,399	$11,279	$91,437
Dividends from Investments in Affiliates	0	614	0	1,224
Total Income	39,980	10,013	11,279	92,661

Expenses:

Investment advisory fees	1,701	866	1,055	6,665
Supervisory and administrative fees	1,717	865	1,166	5,120
Distribution and/or servicing fees - Administrative Class	0	23	N/A	3
Distribution and/or servicing fees - Class A	0	N/A	N/A	481
Trustee fees	8	2	2	20
Interest expense	0	30	105	211
Miscellaneous expense	84	0	0	149
Total Expenses	3,510	1,786	2,328	12,649
Waiver and/or Reimbursement by PIMCO	(11)	0	0	(80)
Net Expenses	3,499	1,786	2,328	12,569

Net Investment Income (Loss)	36,481	8,227	8,951	80,092

Net Realized Gain (Loss):

Investments in securities	(94)	(3,142)	(20,859)	(53,260)
Investments in Affiliates	0	165	0	(3,790)
Exchange-traded or centrally cleared financial derivative instruments	0	(5,046)	2,890	37,488
Over the counter financial derivative instruments	0	(185)	6,686	0
Foreign currency	0	0	263	0

Net Realized Gain (Loss)	(94)	(8,208)	(11,020)	(19,562)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	(4,681)	(1,991)	19,243
Investments in Affiliates	0	(558)	0	1,860
Exchange-traded or centrally cleared financial derivative instruments	0	2,755	(157)	(14,973)
Over the counter financial derivative instruments	0	495	60	0
Foreign currency assets and liabilities	0	0	45	0

Net Change in Unrealized Appreciation (Depreciation)	0	(1,989)	(2,043)	6,130

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,387	$(1,970)	$(4,112)	$66,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$36,481	$30	$8,227	$654	$8,951	$3,656	$80,092	$16,164
Net realized gain (loss)	(94)	68	(8,208)	(6,415)	(11,020)	(600)	(19,562)	7,593
Net change in unrealized appreciation (depreciation)	0	0	(1,989)	(7,490)	(2,043)	(19,754)	6,130	(52,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,387	98	(1,970)	(13,251)	(4,112)	(16,698)	66,660	(28,307)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(13,575)	(43)	(8,344)	(905)	(8,553)	(2,192)	(72,727)	(16,398)
Class M	(5,323)	(23)	N/A	N/A	N/A	N/A	(148)	(37)
I-2	(420)	(1)	N/A	N/A	(2,955)	(658)	(5,703)	(940)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(406)	(26)
Administrative Class	(2,549)	(8)	(205)	(4)	N/A	N/A	(24)	(4)
Class A	(13,674)	(28)	N/A	N/A	N/A	N/A	(4,174)	(362)
Class C	(911)	(2)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(671)	0	0
Class M	0	0	N/A	N/A	N/A	N/A	0	0
I-2	0	0	N/A	N/A	0	(235)	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	0	0
Administrative Class	0	0	0	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	N/A	N/A	0	0
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(36,452)	(105)	(8,549)	(909)	(11,508)	(3,756)	(83,182)	(17,767)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	777,407	(370,679)	(28,234)	(79,241)	(20,696)	19,218	(413,615)	(1,788,634)

Total Increase (Decrease) in Net Assets	777,342	(370,686)	(38,753)	(93,401)	(36,316)	(1,236)	(430,137)	(1,834,708)

Net Assets:

Beginning of year	1,300,598	1,671,284	347,965	441,366	441,237	442,473	3,265,958	5,100,666
End of year	$2,077,940	$1,300,598	$309,212	$347,965	$404,921	$441,237	$2,835,821	$3,265,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2023	23

Schedule of Investments	PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.7%

SHORT-TERM INSTRUMENTS 147.7%

REPURCHASE AGREEMENTS (c) 138.9%
		$2,887,246

SHORT-TERM NOTES 5.7%

Federal Home Loan Bank
4.905% due 07/03/2023 •	$93,000	93,002
4.920% due 06/22/2023 •	25,000	25,000

		118,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 3.1%
4.668% due 04/27/2023 (a)(b)	$65,000	64,801

Total Short-Term Instruments (Cost $3,070,049)		3,070,049

Total Investments in Securities (Cost $3,070,049)		3,070,049

Total Investments 147.7% (Cost $3,070,049)		$3,070,049

Other Assets and Liabilities, net (47.7)%		(992,109)

Net Assets 100.0%		$2,077,940

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.800%	03/31/2023	04/03/2023	$10,000	U.S. Treasury Notes 3.625% due 03/31/2030	$(10,241)	$10,000	$10,004
	4.880	03/31/2023	04/03/2023	227,500	U.S. Treasury Bonds 4.750% due 02/15/2041	(233,517)	227,500	227,593
	4.880	04/03/2023	04/04/2023	250,000	U.S. Treasury Bonds 1.375% - 3.000% due 02/15/2049 - 08/15/2050	(256,612)	250,000	250,000
	4.950	03/31/2023	04/03/2023	250,000	U.S. Treasury Bonds 1.750% due 08/15/2041	(257,940)	250,000	250,103
BPS	4.880	04/03/2023	04/04/2023	250,000	U.S. Treasury Notes 2.375% - 2.875% due 04/30/2025 - 05/15/2029	(255,062)	250,000	250,000
	4.950	03/31/2023	04/03/2023	250,000	U.S. Treasury Notes 1.625% - 2.375% due 05/15/2026 - 05/15/2029	(255,954)	250,000	250,103
FICC	2.200	03/31/2023	04/03/2023	12,746	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(13,001)	12,746	12,748
	4.830	03/31/2023	04/03/2023	200,000	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(204,000)	200,000	200,081
JPS	4.880	04/03/2023	04/04/2023	250,000	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(101,941)	250,000	250,000
					U.S. Treasury Notes 0.875% - 1.250% due 01/31/2024 - 11/30/2026	(153,259)
	4.960	03/31/2023	04/03/2023	250,000	U.S. Treasury Notes 2.625% due 04/15/2025	(255,664)	250,000	250,103
SAL	4.870	03/31/2023	04/03/2023	368,200	U.S. Treasury Notes 0.250% due 07/31/2025	(376,164)	368,200	368,349
	4.930	03/31/2023	04/03/2023	21,300	U.S. Treasury Notes 0.250% due 09/30/2025	(21,755)	21,300	21,309
SCX	4.880	04/03/2023	04/04/2023	250,000	U.S. Treasury Bonds 1.250% - 3.375% due 05/15/2048 - 11/15/2051	(259,586)	250,000	250,000
	4.960	03/31/2023	04/03/2023	250,000	U.S. Treasury Bonds 1.250% - 3.125% due 05/15/2048 - 11/15/2051	(262,675)	250,000	250,103
TDM	4.930	03/31/2023	04/03/2023	47,500	U.S. Treasury Bonds 2.375% due 02/15/2042	(49,122)	47,500	47,520

Total Repurchase Agreements						$(2,966,493)	$2,887,246	$2,888,016

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$737,700	$0	$0	$737,700	$(758,310)	$(20,610)
BPS	500,103	0	0	500,103	(511,016)	(10,913)
FICC	212,829	0	0	212,829	(217,001)	(4,172)
JPS	500,103	0	0	500,103	(510,864)	(10,761)
SAL	389,658	0	0	389,658	(397,919)	(8,261)
SCX	500,103	0	0	500,103	(522,261)	(22,158)
TDM	47,520	0	0	47,520	(49,122)	(1,602)

Total Borrowings and Other Financing Transactions	$2,888,016	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$2,887,246	$0	$2,887,246
Short-Term Notes	0	118,002	0	118,002
U.S. Treasury Bills	0	64,801	0	64,801

Total Investments	$0	$3,070,049	$0	$3,070,049

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	25

Schedule of Investments	PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.2%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 5.5%

Bank of America Corp.
1.486% due 05/19/2024 •	$1,100	$1,094

Camden Property Trust
3.500% due 09/15/2024	1,100	1,075

Capital One Financial Corp.
2.636% due 03/03/2026 •	1,100	1,020
4.166% due 05/09/2025 •	900	872
4.250% due 04/30/2025	500	477

Citigroup, Inc.
5.330% (SOFRRATE + 0.694%) due 01/25/2026 ~(e)	800	785

Equitable Financial Life Global Funding
0.800% due 08/12/2024	1,300	1,226

GA Global Funding Trust
0.800% due 09/13/2024	1,000	932
1.250% due 12/08/2023	900	873
3.850% due 04/11/2025	1,000	969

Goldman Sachs Group, Inc.
6.553% (US0003M + 1.600%) due 11/29/2023 ~	900	903

JPMorgan Chase & Co.
5.605% (SOFRRATE + 0.765%) due 09/22/2027 ~	1,000	979

Metropolitan Life Global Funding
0.950% due 07/02/2025	1,300	1,198

Morgan Stanley
2.630% due 02/18/2026 •	2,900	2,755

PNC Financial Services Group, Inc.
4.758% due 01/26/2027 •	700	692

Pricoa Global Funding
4.200% due 08/28/2025	900	884

Toyota Motor Credit Corp.
5.570% due 12/11/2023 •	200	200

		16,934

INDUSTRIALS 2.0%

7-Eleven, Inc.
0.800% due 02/10/2024	1,300	1,245

American Airlines Pass-Through Trust
3.575% due 07/15/2029	1,036	955

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,100	1,099
5.422% (SOFRRATE + 0.600%) due 12/14/2023 ~	1,000	990
5.569% (SOFRRATE + 0.750%) due 12/13/2024 ~	1,000	987

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	900	897

		6,173

UTILITIES 0.7%

Entergy Arkansas LLC
3.050% due 06/01/2023	1,100	1,096

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	1,100	1,037

		2,133

Total Corporate Bonds & Notes (Cost $26,374)		25,240

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.041% due 11/01/2023	700	684

Total Municipal Bonds & Notes (Cost $700)		684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 28.6%

Fannie Mae
1.405% due 01/25/2040 •(a)	$702	$61
3.014% due 06/01/2035 •	68	67
3.708% due 01/01/2035 •	22	22
3.770% due 05/01/2038 •	124	125
3.952% due 07/01/2035 •	3	3
3.993% due 07/01/2042 •	33	32
4.000% due 01/25/2033	5	5
4.043% due 09/01/2041 •	84	81
4.193% due 08/01/2030 •	29	29
4.250% due 01/01/2024 •	4	4
4.395% due 11/01/2034 •	81	83
4.410% due 09/01/2028 •	5	5
4.500% due 01/01/2036	141	139
4.779% due 12/25/2042 ~	33	32
5.295% due 10/25/2030 •	9	9

Freddie Mac
0.000% due 05/15/2037 (b)(c)	59	53
0.650% due 10/22/2025 - 10/27/2025	10,600	9,689
0.680% due 08/06/2025	8,300	7,641
0.800% due 10/28/2026 (i)	2,600	2,314
1.766% due 04/15/2037 •(a)	631	62
2.000% due 11/15/2026	140	137
2.185% due 08/15/2044 •	256	262
2.920% due 01/25/2026	250	241
3.490% due 07/01/2035 •	10	10
3.590% due 01/25/2025 ~	1,201	1,177
3.773% due 12/15/2042 •	387	379
4.000% due 08/01/2048	1,153	1,125
4.338% due 02/25/2045 •	219	215
4.999% due 09/25/2024 ~	305	304
5.234% due 07/15/2041 •	334	328
5.404% due 05/15/2037 ~	143	142
6.500% due 07/25/2043	294	309

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	7	7
2.625% due 07/20/2030 •	17	17
2.750% (H15T1Y + 1.500%) due 10/20/2025 ~	22	21
2.875% (H15T1Y + 1.500%) due 06/20/2025 ~	2	2
2.875% due 04/20/2027 - 05/20/2027 •	21	20
4.500% due 08/20/2048	1,081	1,079
4.508% due 09/20/2067 •	1,318	1,315
4.852% due 06/20/2065 •	232	231
5.066% due 07/20/2067 ~	1,146	1,139
5.166% due 03/20/2065 •	1,027	1,017
5.196% due 03/20/2065 •	956	944
5.336% due 10/20/2066 ~	603	601
5.366% due 05/20/2066 •	385	382
5.416% due 04/20/2066 ~	780	776
5.466% due 04/20/2066 •	717	713
5.719% due 11/20/2072 •	503	511
5.729% due 11/20/2072 •	605	616
5.816% due 08/20/2070 •	1,166	1,180

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	15,559	13,989
3.500% due 07/01/2047 - 11/01/2047	5,423	5,124
4.000% due 08/01/2048	403	395
4.500% due 04/01/2024 - 07/01/2025	119	120

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2053	9,400	8,991
4.500% due 05/01/2053	19,200	18,818
5.000% due 04/01/2053 - 05/01/2053	3,400	3,392
5.500% due 04/01/2053	2,000	2,020

Total U.S. Government Agencies (Cost $92,076)		88,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.0%

U.S. Treasury Notes
3.875% due 01/15/2026	$7,400	$7,403
4.125% due 01/31/2025	4,800	4,800

Total U.S. Treasury Obligations (Cost $12,166)		12,203

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.0%

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •	900	874

Atrium Hotel Portfolio Trust
5.864% due 12/15/2036 ~	900	872

Austin Fairmont Hotel Trust
5.734% due 09/15/2032 •	900	882

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~	900	885
5.734% due 09/15/2038 •	900	841

Banc of America Funding Trust
3.796% due 05/25/2035 ~	142	131

Barclays Commercial Mortgage Securities Trust
3.662% due 04/15/2055 ~	1,700	1,523
5.684% due 07/15/2037 •	900	880

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~	2	1
3.914% due 01/25/2034 ~	21	20
4.340% due 02/25/2033 ~	1	1
4.415% due 02/25/2036 ^~	4	3

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~	116	107

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~	900	831

BX Trust
5.484% due 05/15/2030 •	900	882
5.576% due 04/15/2039 •	488	466
5.771% due 10/15/2036 •	900	878

Citigroup Mortgage Loan Trust
3.790% due 09/25/2035 •	11	10
6.080% due 09/25/2035 •	17	17

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	900	859

Commercial Mortgage Trust
5.584% due 06/15/2034 •	900	859
5.985% due 12/15/2038 •	900	834

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~	31	28
3.798% due 02/20/2035 ~	8	8
6.537% due 02/20/2036 ^•	186	165

Credit Suisse First Boston Mortgage Securities Corp.
5.044% due 03/25/2032 ~	13	12

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	429	410
6.085% due 07/15/2038 •	100	94

CRSNT Commercial Mortgage Trust
5.510% due 04/15/2036 •	1,300	1,199

DROP Mortgage Trust
5.830% due 10/15/2043 •	1,100	1,017

Extended Stay America Trust
5.765% due 07/15/2038 ~	879	853

Ginnie Mae
5.459% due 01/20/2073 •	508	509

GS Mortgage Securities Trust
3.206% due 02/10/2048	724	705

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	884	717
2.500% due 08/25/2052 ~	937	763
3.000% due 09/25/2052 ~	954	810

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	177	167
4.052% due 09/25/2035 ~	114	105

Hawaii Hotel Trust
5.834% due 05/15/2038 •	1,300	1,269

Impac CMB Trust
5.545% due 02/25/2036 •	340	298

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
5.784% due 12/15/2036 •	$900	$792

JP Morgan Mortgage Trust
4.146% due 04/25/2035 ~	28	27

MASTR Adjustable Rate Mortgages Trust
3.866% due 11/21/2034 ~	185	171

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.544% due 08/15/2032 •	456	401

Merrill Lynch Mortgage Investors Trust
4.197% due 02/25/2035 ~	54	49

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,748	1,667

New Orleans Hotel Trust
5.673% due 04/15/2032 •	900	862

OBX Trust
3.000% due 01/25/2052 ~	821	697
5.000% due 10/25/2051 •	884	808

One Market Plaza Trust
3.614% due 02/10/2032	1,800	1,654

Prime Mortgage Trust
5.245% due 02/25/2034 •	9	8

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~	1,900	1,707

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 ~	19	18
5.105% due 03/25/2037 •	112	36
5.261% due 07/19/2035 •	35	31
5.421% due 09/19/2032 •	15	14
5.692% due 05/19/2035 •	361	332

Tharaldson Hotel Portfolio Trust
5.760% due 11/11/2034 •	1,053	1,034

UWM Mortgage Trust
5.000% due 12/25/2051 •	912	837

Waikiki Beach Hotel Trust
5.734% due 12/15/2033 •	1,250	1,206

WaMu Mortgage Pass-Through Certificates Trust
4.208% due 01/25/2046 •	142	128
4.538% due 06/25/2042 •	7	6
5.385% due 07/25/2045 ~	29	26
5.385% due 12/25/2045 •	34	31
5.425% due 10/25/2045 •	21	19

Wells Fargo Commercial Mortgage Trust
5.694% due 02/15/2037 •	900	876

Wells Fargo Mortgage-Backed Securities Trust
3.938% due 11/25/2048 ~	1,090	1,037

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047	900	881

Total Non-Agency Mortgage-Backed Securities (Cost $39,311)		37,140

ASSET-BACKED SECURITIES 12.1%

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026	235	234

Asset-Backed Securities Corp. Home Equity Loan Trust
6.334% due 03/15/2032 •	61	60

BDS Ltd.
6.556% due 03/19/2039 •	1,700	1,666

Bear Stearns Asset-Backed Securities Trust
5.845% due 10/25/2037 •	3	3

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027	1,000	1,011
5.264% due 07/15/2027 •	900	900

Carvana Auto Receivables Trust
2.570% due 05/12/2025	382	379
3.330% due 07/10/2025	491	488

Citibank Credit Card Issuance Trust
5.319% due 08/07/2027 •	900	901
5.372% due 04/22/2026 •	900	901

Credit-Based Asset Servicing & Securitization Trust
4.965% due 11/25/2036 •	11	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell Equipment Finance Trust
2.110% due 08/23/2027	$263	$261

Discover Card Execution Note Trust
5.284% due 12/15/2026 •	900	900

Enterprise Fleet Financing LLC
3.030% due 01/20/2028	425	415
4.380% due 07/20/2029	1,800	1,773
5.760% due 10/22/2029	600	605

Exeter Automobile Receivables Trust
4.330% due 02/17/2026	900	894

Flagship Credit Auto Trust
3.280% due 08/15/2025	565	561

Ford Credit Auto Owner Trust
4.850% due 08/15/2035	500	502
5.318% due 08/15/2025 ~	1,500	1,501

Fremont Home Loan Trust
4.905% due 01/25/2037 ~	7	3

FS Rialto Issuer LLC
6.459% due 01/19/2039 •	1,100	1,079

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025	285	282
4.590% due 05/15/2026	896	890

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024	592	586

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025	622	615

GSAMP Trust
4.915% due 12/25/2036 ~	44	22

Hertz Vehicle Financing LLC
3.370% due 03/25/2025	900	883
3.730% due 09/25/2026	900	869

HPEFS Equipment Trust
3.150% due 09/20/2029	798	788

HSI Asset Loan Obligation Trust
4.686% due 12/25/2036 •	73	24

Hyundai Auto Lease Securitization Trust
4.340% due 01/15/2025	923	918

LL ABS Trust
3.760% due 11/15/2029	417	410

MF1 LLC
6.906% due 06/19/2037 •	900	892

MMAF Equipment Finance LLC
5.570% due 09/09/2025	750	750

Mosaic Solar Loan Trust
2.640% due 01/20/2053	793	694

Navient Private Education Loan Trust
6.134% due 07/16/2040 •	732	729

Ready Capital Mortgage Financing LLC
5.845% due 04/25/2038 •	816	799
6.045% due 11/25/2036 •	884	859

Santander Drive Auto Receivables Trust
2.760% due 03/17/2025	687	686
3.980% due 01/15/2025	1,137	1,134
4.050% due 07/15/2025	510	508
4.370% due 05/15/2025	1,282	1,278
5.810% due 01/15/2026	1,000	1,001

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•	82	19

SMB Private Education Loan Trust
3.940% due 02/16/2055	771	731
6.008% due 02/16/2055 •	771	759

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	750	751

Stonepeak ABS
2.301% due 02/28/2033	707	653

Structured Asset Investment Loan Trust
5.820% due 10/25/2033 •	2	2

Towd Point HE Trust
0.918% due 02/25/2063 ~	345	323

Tricolor Auto Securitization Trust
3.300% due 02/18/2025	361	358

VMC Finance LLC
6.459% due 02/18/2039 •	1,800	1,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westlake Automobile Receivables Trust
5.688% due 08/15/2025 •	$1,358	$1,360

Total Asset-Backed Securities (Cost $37,989)		37,362

SHORT-TERM INSTRUMENTS 73.1%

COMMERCIAL PAPER 0.7%

American Honda Finance Corp.
5.650% due 05/22/2023	850	843

Hitachi America Capital Ltd.
5.100% due 04/06/2023	1,000	999

Republic Services, Inc.
5.730% due 04/18/2023	450	449

		2,291

REPURCHASE AGREEMENTS (f) 69.2%
		213,972

SHORT-TERM NOTES 3.1%

Federal Home Loan Bank
4.850% due 05/18/2023 •	6,700	6,700
4.860% due 05/04/2023 •	3,000	3,000

		9,700

U.S. TREASURY BILLS 0.1%
4.800% due 05/25/2023 (c)(d)	284	282

Total Short-Term Instruments (Cost $226,246)		226,245

Total Investments in Securities (Cost $434,862)		427,379

	SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%

PIMCO Short Asset Portfolio	1,120,447	10,754

PIMCO Short-Term Floating NAV Portfolio III	1,936	19

Total Short-Term Instruments (Cost $10,933)		10,773

Total Investments in Affiliates (Cost $10,933)		10,773

Total Investments 141.7% (Cost $445,795)		$438,152

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $(2))		(401)

Other Assets and Liabilities, net (41.6)%		(128,539)

Net Assets 100.0%		$309,212

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	27

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.330%	01/25/2026	01/18/2022	$ 800	$785	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$98,100	U.S. Treasury Notes 0.375% due 07/31/2027	$(100,220)	$98,100	$98,100
	4.910	03/31/2023	04/03/2023	98,600	U.S. Treasury Notes 2.500% due 04/30/2024	(100,612)	98,600	98,640
FICC	4.830	03/31/2023	04/03/2023	16,500	U.S. Treasury Bonds 2.000% due 11/15/2041	(16,830)	16,500	16,507
	2.200	03/31/2023	04/03/2023	672	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(685)	672	672
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(102)	100	100

Total Repurchase Agreements						$(218,449)	$213,972	$214,019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.0)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2053	$15,100	$(13,521)	$(13,564)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2053	5,200	(4,803)	(4,835)

Total Short Sales (6.0)%				$(18,324)	$(18,399)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$196,740	$0	$0	$196,740	$(200,832)	$(4,092)
FICC	17,179	0	0	17,179	(17,515)	(336)
JPS	100	0	0	100	(102)	(2)

Total Borrowings and Other Financing Transactions	$214,019	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(173) at a weighted average interest rate of 3.545%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	7	$	7	$(4)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	3		3	(1)	0
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	3		3	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	7		7	(6)	(1)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	87		218	(131)	(291)

Total Written Options						$(144)	$(294)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	6	$1,432	$(16)	$0	$0
U.S. Treasury 2-Year Note June Futures	06/2023	867	178,995	2,072	122	0
U.S. Treasury 5-Year Note June Futures	06/2023	16	1,752	36	4	0

				$2,092	$126	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	240	$(27,581)	$(697)	$0	$(82)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	1	(121)	(3)	0	(1)

				$(700)	$0	$(83)

Total Futures Contracts				$1,392	$126	$(83)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.270%	Annual	09/13/2024	$	1,700	$0	$(2)	$(2)	$0	$(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.350	Annual	09/14/2024		1,000	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		6,100	(126)	(242)	(368)	15	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		600	(1)	12	11	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		400	(2)	7	5	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		900	(3)	7	4	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		400	(1)	8	7	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		4,380	452	15	467	0	(21)

Total Swap Agreements							$319	$(197)	$122	$23	$(22)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(2)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$126	$23	$149	$(294)	$(92)	$(22)	$(408)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	29

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

Cash of $2,497 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(9) for closed futures is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	09/12/2023	4,100	$33	$27

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	3,900	29	26

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	3,500	26	24

Total Purchased Options							$88	$77

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250%	09/12/2023	4,100	$(20)	$(16)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	09/12/2023	4,100	(12)	(8)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	12/01/2023	2,500	(8)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	2,500	(8)	(15)

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	3,900	(18)	(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	3,900	(11)	(8)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	4,300	(31)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	4,300	(31)	(44)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	400	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	3,700	(12)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	3,700	(12)	(20)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	3,400	(27)	(12)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,400	(27)	(34)

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	3,500	(17)	(14)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	3,500	(10)	(7)

							$(246)	$(210)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	600	$(4)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	600	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	500	(2)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	300	(1)	(3)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	300	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	200	(1)	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	300	(1)	(2)

					$(19)	$(9)

Total Written Options					$(265)	$(219)

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$27	$0	$27	$0	$(44)	$0	$(44)	$(17)	$0	$(17)
FAR	0	26	0	26	0	(23)	0	(23)	3	0	3
GLM	0	0	0	0	0	(125)	0	(125)	(125)	173	48
JPM	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
MSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	24	0	24	0	(21)	0	(21)	3	0	3
SAL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)

Total Over the Counter	$0	$77	$0	$77	$0	$(219)	$0	$(219)

(i)

Securities with an aggregate market value of $173 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$126	$126
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$149	$149

Over the counter
Purchased Options	$0	$0	$0	$0	$77	$77

	$0	$0	$0	$0	$226	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$294	$294
Futures	0	0	0	0	92	92
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$408	$408

Over the counter
Written Options	$0	$0	$0	$0	$219	$219

	$0	$0	$0	$0	$627	$627

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	31

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	(4,728)	(4,728)
Swap Agreements	0	2	0	0	(331)	(329)

	$0	$2	$0	$0	$(5,048)	$(5,046)

Over the counter
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	(176)	(176)

	$0	$0	$0	$0	$(185)	$(185)

	$0	$2	$0	$0	$(5,233)	$(5,231)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(144)	$(144)
Futures	0	0	0	0	2,371	2,371
Swap Agreements	0	5	0	0	523	528

	$0	$5	$0	$0	$2,750	$2,755

Over the counter
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	507	507

	$0	$0	$0	$0	$495	$495

	$0	$5	$0	$0	$3,245	$3,250

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,934	$0	$16,934
Industrials	0	6,173	0	6,173
Utilities	0	2,133	0	2,133
Municipal Bonds & Notes
Texas	0	684	0	684
U.S. Government Agencies	0	88,505	0	88,505
U.S. Treasury Obligations	0	12,203	0	12,203
Non-Agency Mortgage-Backed Securities	0	37,140	0	37,140
Asset-Backed Securities	0	37,362	0	37,362
Short-Term Instruments
Commercial Paper	0	2,291	0	2,291
Repurchase Agreements	0	213,972	0	213,972
Short-Term Notes	0	9,700	0	9,700
U.S. Treasury Bills	0	282	0	282

	$0	$427,379	$0	$427,379

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,773	$0	$0	$10,773

Total Investments	$10,773	$427,379	$0	$438,152

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,399)	$0	$(18,399)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	149	0	149
Over the counter	0	77	0	77

	$0	$226	$0	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(399)	0	(399)
Over the counter	0	(219)	0	(219)

	$0	$(618)	$0	$(618)

Total Financial Derivative Instruments	$0	$(392)	$0	$(392)

Totals	$10,773	$408,588	$0	$419,361

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration ESG Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.8%

CORPORATE BONDS & NOTES 21.0%

BANKING & FINANCE 16.9%

Asian Development Bank
4.700% due 03/12/2024	MXN	41,000	$2,117
6.000% due 02/05/2026	BRL	11,000	1,932
6.550% due 01/26/2025	ZAR	32,000	1,750

Bank of America Corp.
0.981% due 09/25/2025 •		$1,700	1,587
1.486% due 05/19/2024 •		2,100	2,088
1.530% due 12/06/2025 •		1,200	1,123

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		3,000	2,985

Barclays PLC
2.852% due 05/07/2026 •		900	841
4.338% due 05/16/2024 •		200	200
7.325% due 11/02/2026 •		800	820

BNP Paribas SA
4.705% due 01/10/2025 •		1,000	989

BPCE SA
5.975% due 01/18/2027 •		400	399

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,152

CPI Property Group SA
2.750% due 05/12/2026	EUR	1,600	1,378

Credit Agricole SA
5.836% (US0003M + 1.020%) due 04/24/2023 ~		$1,900	1,899

CTP NV
0.625% due 09/27/2026	EUR	1,100	950

Digital Dutch Finco BV
0.625% due 07/15/2025		2,000	1,974

Equinix, Inc.
1.000% due 09/15/2025		$1,500	1,359

Equitable Financial Life Global Funding
1.300% due 07/12/2026		1,700	1,505

Equitable Holdings, Inc.
3.900% due 04/20/2023		780	779

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,692

Five Corners Funding Trust
4.419% due 11/15/2023		1,200	1,193

HAT Holdings LLC
3.375% due 06/15/2026		850	738

ING Groep NV
1.400% due 07/01/2026 •		3,100	2,829

International Bank for Reconstruction & Development
5.310% due 02/05/2026	ZAR	26,000	1,360

International Finance Corp.
8.000% due 10/09/2023	IDR	29,000,000	1,953

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	2,063

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$2,800	2,738

Metropolitan Life Global Funding
0.950% due 07/02/2025		2,000	1,843

Mizuho Financial Group, Inc.
4.705% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	736

Morgan Stanley
6.138% due 10/16/2026 •		$1,600	1,632

Nationwide Building Society
4.363% due 08/01/2024 •		400	397

NatWest Group PLC
2.359% due 05/22/2024 •		2,300	2,288

Norinchukin Bank
1.284% due 09/22/2026		2,200	1,948
5.430% due 03/09/2028		600	615

OneMain Finance Corp.
3.500% due 01/15/2027		1,600	1,345

Pacific Life Global Funding II
1.375% due 04/14/2026		1,900	1,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PNC Financial Services Group, Inc.
4.758% due 01/26/2027 •		$1,400	$1,384

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		1,200	1,217

Shriram Finance Ltd.
4.400% due 03/13/2024		1,700	1,644

Societe Generale SA
2.625% due 01/22/2025		1,100	1,032

Standard Chartered PLC
1.214% due 03/23/2025 •		2,150	2,060

Sumitomo Mitsui Financial Group, Inc.
5.464% due 01/13/2026		1,200	1,212

Sumitomo Mitsui Trust Bank Ltd.
5.500% due 03/09/2028		400	412

UBS Group AG
5.711% due 01/12/2027 •		1,300	1,289

UniCredit SpA
7.830% due 12/04/2023		1,200	1,211

			68,363

INDUSTRIALS 1.4%

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	998

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		974	809

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,300	1,392

Weir Group PLC
2.200% due 05/13/2026		$2,500	2,254

			5,453

UTILITIES 2.7%

Avangrid, Inc.
3.150% due 12/01/2024		2,200	2,134

Electricite de France SA
3.625% due 10/13/2025		500	487

Enel Finance International NV
1.375% due 07/12/2026		1,500	1,337
4.250% due 06/15/2025		2,200	2,156
6.800% due 10/14/2025		1,000	1,034

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		1,600	1,540

India Green Energy Holdings
5.375% due 04/29/2024		500	483

ReNew Wind Energy AP2
4.500% due 07/14/2028		1,200	1,010

Southern Power Co.
0.900% due 01/15/2026		1,000	902

			11,083

Total Corporate Bonds & Notes (Cost $90,476)			84,899

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 1.4%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024		3,000	2,903

California Health Facilities Financing Authority Revenue Notes, Series 2020
1.168% due 06/01/2026		1,000	899

California Municipal Finance Authority Revenue Notes, Series 2020
1.605% due 11/01/2023		1,000	978

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.982% due 11/01/2023		740	727

			5,507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.3%

New York City Housing Development Corp. Revenue Notes, Series 2021
0.517% due 11/01/2024	$100	$94
0.823% due 05/01/2025	225	207
0.923% due 11/01/2025	250	227
1.023% due 05/01/2026	650	580
1.123% due 11/01/2026	250	221

		1,329

Total Municipal Bonds & Notes (Cost $7,215)		6,836

U.S. GOVERNMENT AGENCIES 28.4%

Fannie Mae
0.700% due 07/30/2025	8,200	7,553
1.000% due 01/25/2043	4	3
3.315% due 05/01/2035 •	1	1
3.500% due 02/25/2043 (a)	273	20
3.566% due 11/01/2034 •	2	2
3.875% due 11/01/2035 •	5	4
3.884% due 08/01/2029 •	3	3
3.952% due 07/01/2035 •	1	1
3.971% due 08/01/2035 •	21	22
3.993% due 07/01/2042 •	6	6
4.043% due 09/01/2041 •	15	15
4.581% due 11/01/2035 •	3	3
4.779% due 12/25/2042 ~	3	3
4.967% due 09/25/2042 ~	28	27
5.000% due 01/25/2040 - 07/25/2040	99	100
5.750% due 10/25/2035	4	4
5.947% due 02/01/2031 •	2	2

Freddie Mac
0.650% due 10/22/2025 - 10/27/2025	8,200	7,495
0.680% due 08/06/2025	8,200	7,549
0.800% due 10/28/2026	1,700	1,513
0.826% due 02/25/2031	3,403	2,907
1.153% due 09/25/2030 ~(a)	13,944	905
2.000% due 11/15/2026	58	56
2.185% due 08/15/2044 •	120	123
2.875% due 04/25/2026	1,900	1,822
2.939% due 04/25/2029	1,900	1,773
3.488% due 06/01/2035 •	12	12
3.490% due 07/01/2035 •	2	2
3.590% due 01/25/2025 ~	1,442	1,413
3.773% due 12/15/2042 •	447	437
4.000% due 06/01/2048	406	398
4.108% due 08/01/2035 •	9	9
4.338% due 02/25/2045 •	13	13
5.000% due 10/01/2033	3	3
5.394% due 10/15/2037 ~	26	26
6.500% due 07/25/2043	36	38

Ginnie Mae
2.625% due 02/20/2032 •	4	4
2.681% due 10/20/2043 •	312	298
2.875% due 06/20/2027 •	3	3
3.000% due 05/20/2030 •	6	6
3.379% due 06/20/2067 •	419	419
3.379% due 06/20/2067 ~	216	216
3.500% due 05/20/2049 - 08/20/2049	1,950	1,844
4.000% due 06/20/2048	660	637
4.842% due 04/20/2065 •	73	73
4.852% due 06/20/2065 •	116	116
5.026% due 02/20/2067 •	311	310
5.066% due 07/20/2067 ~	541	538
5.146% due 05/20/2066 •	63	63
5.166% due 04/20/2065 •	120	119
5.196% due 03/20/2065 •	540	534
5.216% due 11/20/2065 •	180	179
5.286% due 02/20/2066 ~	164	163
5.336% due 10/20/2066 ~	464	463
5.719% due 11/20/2072 •	3,721	3,783
5.729% due 11/20/2072 •	4,205	4,278

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	1,846	1,602
3.000% due 01/01/2052 - 04/01/2052	13,882	12,480

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2047 - 08/01/2048		$618	$603
5.500% due 01/01/2025		9	9

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2053		21,000	20,096
4.500% due 05/01/2053		25,400	24,895
5.000% due 05/01/2053		4,290	4,278
5.500% due 05/01/2053		2,700	2,727

Total U.S. Government Agencies (Cost $119,444)			114,999

U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Notes
4.125% due 01/31/2025		14,600	14,598

Total U.S. Treasury Obligations (Cost $14,562)			14,598

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%

Banc of America Funding Trust
3.796% due 05/25/2035 ~		63	58

Banc of America Mortgage Trust
3.953% due 08/25/2034 ~		21	20
4.768% due 03/25/2033 ~		61	54

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033		2,200	2,042

Bear Stearns Adjustable Rate Mortgage Trust
3.914% due 01/25/2034 ~		3	3

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~		21	19
3.964% due 09/25/2035 ^~		7	4

Beast Mortgage Trust
5.734% due 03/15/2036 •		1,500	1,327

Beneria Cowen & Pritzer Collateral Funding Corp.
5.483% due 06/15/2038 ~		2,200	2,031

BSREP Commercial Mortgage Trust
5.635% due 08/15/2038 •		3,700	3,425

BX Trust
5.576% due 04/15/2039 •		733	698

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •		2	2
4.915% due 01/25/2037 •		25	22
5.410% due 10/25/2035 •		2	2

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~		12	11
3.798% due 02/20/2035 ~		3	3
6.537% due 02/20/2036 ^•		29	26

DBWF Mortgage Trust
5.891% due 12/19/2030 •		200	196

DROP Mortgage Trust
5.830% due 10/15/2043 •		2,200	2,034

Eurosail PLC
5.221% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	655	796

Extended Stay America Trust
5.765% due 07/15/2038 ~		$2,245	2,180
5.765% due 07/15/2038 •		1,464	1,418

First Horizon Alternative Mortgage Securities Trust
4.772% due 01/25/2035 ~		62	60

FirstMac Mortgage Funding Trust
4.575% due 03/08/2049 •	AUD	86	58

GCT Commercial Mortgage Trust
5.484% due 02/15/2038 •		$1,700	1,561

Gemgarto PLC
4.750% due 12/16/2067 •	GBP	981	1,197

GMAC Mortgage Corp. Loan Trust
3.617% due 11/19/2035 ~		$4	4

Great Hall Mortgages PLC
5.093% due 06/18/2039 •		44	44

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		1,125	916

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~		6	6
3.709% due 11/25/2035 ~		19	17
4.052% due 09/25/2035 ~		17	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
5.444% due 06/15/2038 ~		$2,200	$2,133
5.484% due 04/15/2038 •		2,268	2,203

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		21	11

Morgan Stanley Capital Trust
5.584% due 07/15/2035 •		2,800	2,748
5.854% due 12/15/2038 •		1,100	1,066

One New York Plaza Trust
5.634% due 01/15/2036 •		2,200	2,111

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.405% due 12/25/2035 •		24	22

Prime Mortgage Trust
5.245% due 02/25/2034 •		1	1

Residential Mortgage Securities PLC
5.421% due 06/20/2070 ~	GBP	746	921

SFO Commercial Mortgage Trust
5.834% due 05/15/2038 ~		$2,200	1,976

Starwood Mortgage Trust
5.542% due 11/15/2036 •		1,840	1,771
5.734% due 04/15/2034 •		2,300	2,237

Structured Adjustable Rate Mortgage Loan Trust
4.538% due 01/25/2035 ^•		27	22
5.193% due 02/25/2034 ~		14	13

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •		41	13
5.261% due 07/19/2035 •		6	6
5.405% due 02/25/2036 ^•		8	7

SUMIT Mortgage Trust
2.789% due 02/12/2041		1,800	1,495
2.850% due 02/12/2041		300	240

Towd Point Mortgage Funding
5.037% due 10/20/2051 •	GBP	379	467
5.243% due 07/20/2045 ~		1,490	1,821

VASA Trust
5.584% due 07/15/2039 •		$2,900	2,699

WaMu Mortgage Pass-Through Certificates Trust
4.538% due 06/25/2042 •		3	3
5.385% due 12/25/2045 •		6	6
5.425% due 10/25/2045 •		36	33
5.585% due 11/25/2034 •		22	20

Total Non-Agency Mortgage-Backed Securities (Cost $47,307)			44,295

ASSET-BACKED SECURITIES 7.6%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.955% due 03/25/2035 •		1,300	1,264

Arbor Realty Commercial Real Estate Notes Ltd.
6.034% due 11/15/2036 •		1,500	1,469

Bear Stearns Asset-Backed Securities Trust
5.845% due 10/25/2037 •		1	1

Capital One Multi-Asset Execution Trust
4.950% due 10/15/2027		1,500	1,517

College Avenue Student Loans LLC
6.045% due 12/26/2047 •		2,399	2,352

Countrywide Asset-Backed Certificates Trust
5.265% due 01/25/2045 •		59	59
5.585% due 12/25/2034 •		976	925

Enterprise Fleet Financing LLC
5.760% due 10/22/2029		800	806

FHF Trust
3.100% due 09/15/2025		532	529

First Help Financial LLC
4.430% due 01/18/2028		1,484	1,449

Ford Credit Auto Owner Trust
5.318% due 08/15/2025 ~		1,500	1,501

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •		2	1

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		1,922	1,520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		$1,000	$1,007
5.570% due 09/25/2029		1,000	1,017

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		899	708

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		9	9

MF1 Ltd.
5.841% due 10/16/2036 •		1,750	1,696

MMAF Equipment Finance LLC
5.570% due 09/09/2025		750	750

Morgan Stanley ABS Capital, Inc. Trust
4.945% due 07/25/2036 •		8	3

Mosaic Solar Loan Trust
2.640% due 01/20/2053		1,938	1,697

Nissan Auto Lease Trust
5.188% due 03/17/2025 •		1,000	1,000

NovaStar Mortgage Funding Trust
5.165% due 05/25/2036 •		113	110

Santander Drive Auto Receivables Trust
5.810% due 01/15/2026		1,250	1,251

Securitized Asset-Backed Receivables LLC Trust
4.965% due 12/25/2036 ^•		41	9

Service Experts Issuer
2.670% due 02/02/2032		1,050	965

SLM Student Loan Trust
4.968% due 10/25/2029 •		70	70

Structured Asset Investment Loan Trust
5.550% due 03/25/2034 •		56	53
5.820% due 10/25/2033 •		1	1

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		2,279	1,975

Sunrun Demeter Issuer
2.270% due 01/30/2057		2,911	2,336

Tricolor Auto Securitization Trust
3.300% due 02/18/2025		682	676
6.480% due 08/17/2026		1,940	1,940

Total Asset-Backed Securities (Cost $32,279)			30,666

SOVEREIGN ISSUES 2.0%

Development Bank of Japan, Inc.
0.875% due 10/10/2025	EUR	680	692

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,762

Korea Development Bank
0.500% due 10/27/2023		2,100	2,052
4.800% due 06/10/2023	IDR	35,000,000	2,328

Korea Government International Bond
2.000% due 06/19/2024		$1,200	1,166

Total Sovereign Issues (Cost $8,380)			8,000

SHORT-TERM INSTRUMENTS 56.6%

COMMERCIAL PAPER 5.5%

American Honda Finance Corp.
5.650% due 05/22/2023		250	248

Arrow Electronics, Inc.
5.500% due 04/03/2023		1,250	1,249

Conagra Brands, Inc.
5.750% due 04/24/2023		1,250	1,245

Crown Castle, Inc.
5.740% due 04/11/2023		1,750	1,747

Edison International
5.550% due 05/11/2023		750	746

Global Payments, Inc.
5.900% due 04/28/2023		1,250	1,245

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023		1,000	999
6.000% due 05/05/2023 (b)		1,000	995

Kellogg Co.
5.400% due 04/04/2023		1,000	999

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lowe’s Companies, Inc.
5.750% due 04/10/2023	$1,250	$1,248

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	1,000	997

Mondelez International, Inc.
5.120% due 04/14/2023	750	749

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023	1,250	1,243
5.900% due 04/17/2023	750	748

Quanta Services, Inc.
5.850% due 04/06/2023	500	500
6.050% due 04/18/2023	1,000	997

Republic Services, Inc.
5.730% due 04/18/2023	1,000	997

Sempra Energy
5.850% due 04/24/2023	1,200	1,196

Southern California Edison Co.
5.400% due 04/10/2023	500	499
5.850% due 04/24/2023	1,250	1,246

Tyson Foods, Inc.
5.500% due 04/12/2023	1,250	1,248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreens Boots
5.600% due 04/10/2023		$500	$499
5.900% due 04/24/2023		500	498

			22,138

REPURCHASE AGREEMENTS (f) 42.7%
			172,753

SHORT-TERM NOTES 2.5%

Federal Home Loan Bank
4.850% due 05/18/2023 •		6,000	6,000
4.860% due 05/26/2023 •		4,200	4,200

			10,200

ISRAEL TREASURY BILLS 0.5%
0.913% due 04/05/2023 (d)(e)	ILS	7,600	2,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.3%
(0.169)% due 04/24/2023 - 05/29/2023 (c)(d)	JPY	2,840,000	$21,392

U.S. TREASURY BILLS 0.1%
4.693% due 04/06/2023 - 04/25/2023 (c)(d)		$607	606

Total Short-Term Instruments (Cost $229,712)			229,201

Total Investments in Securities (Cost $549,375)			533,494

Total Investments 131.8% (Cost $549,375)			$533,494

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $258)			(236)

Other Assets and Liabilities, net (31.7)%			(128,337)

Net Assets 100.0%			$404,921

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$79,900	U.S. Treasury Notes 3.125% due 08/31/2027	$(81,548)	$79,900	$79,900
	4.890	03/31/2023	04/03/2023	79,200	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	(81,305)	79,200	79,232
FICC	2.200	03/31/2023	04/03/2023	553	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(564)	553	553
JPS	4.960	03/31/2023	04/03/2023	100	U.S. Treasury Notes 2.625% due 04/15/2025	(102)	100	100
SAL	4.930	03/31/2023	04/03/2023	13,000	U.S. Treasury Notes 0.250% due 09/30/2025	(13,279)	13,000	13,006

Total Repurchase Agreements						$(176,798)	$172,753	$172,791

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.5)%
Uniform Mortgage-Backed Security, TBA	2.500%	04/01/2053	$1,700	$(1,445)	$(1,465)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2053	14,200	(12,715)	(12,756)

Total Short Sales (3.5)%				$(14,160)	$(14,221)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$159,132	$0	$0	$159,132	$(162,853)	$(3,721)
FICC	553	0	0	553	(564)	(11)
JPS	100	0	0	100	(102)	(2)
SAL	13,006	0	0	13,006	(13,279)	(273)

Total Borrowings and Other Financing Transactions	$172,791	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(578) at a weighted average interest rate of 2.541%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	$112.000	04/21/2023	11	$11	$(6)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.500	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	118.000	04/21/2023	4	4	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	11	11	(10)	(1)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	105	263	(156)	(351)

Total Written Options					$(176)	$(355)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2023	10	$	2,386	$(27)	$1	$0
U.S. Treasury 2-Year Note June Futures	06/2023	1,036		213,885	2,442	146	0

					$2,415	$147	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund June Futures	06/2023	31	$	(4,567)	$(136)	$22	$(21)
Japan Government 10-Year Bond June Futures	06/2023	3		(3,347)	(62)	11	0
U.S. Treasury 5-Year Note June Futures	06/2023	21		(2,300)	(39)	0	(5)
U.S. Treasury 10-Year Note June Futures	06/2023	380		(43,670)	(1,106)	0	(130)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	29		(3,513)	(124)	0	(16)

					$(1,467)	$33	$(172)

Total Futures Contracts					$948	$180	$(172)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000%	Annual	03/17/2024	JPY	1,180,000	$17	$(22)	$(5)	$0	$0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		10,000	1	(1)	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		99,000	0	13	13	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		160,000	91	64	155	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		37,000	23	18	41	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		19,000	0	14	14	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		34,000	0	23	23	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		280,000	8	102	110	0	(2)
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.270	Annual	09/13/2024	$	1,900	0	(2)	(2)	0	(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.350	Annual	09/14/2024		1,200	0	(2)	(2)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		7,100	(27)	(401)	(428)	17	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		800	(2)	17	15	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		1,500	(5)	12	7	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		500	(1)	9	8	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		7,140	737	24	761	0	(35)
Pay(1)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	79,400	(185)	(444)	(629)	0	(26)
Pay(1)	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024		33,900	(7)	(125)	(132)	0	(13)
Pay(1)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	41,100	3	(887)	(884)	0	(64)

Total Swap Agreements							$653	$(1,588)	$(935)	$27	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$180	$27	$207	$(355)	$(172)	$(145)	$(672)

Cash of $3,883 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	44		$7	$0	$0

BPS	04/2023		$5	ILS	19	0	0
	04/2023	ZAR	10,178		$562	0	(9)
	05/2023	AUD	1,181		789	0	(1)
	05/2023	EUR	8,334		8,945	0	(114)
	06/2023	IDR	3,174,047		212	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2023		$13	IDR	192,091	$0	$0

BRC	05/2023	JPY	670,000		$5,047	0	(40)

CBK	04/2023	BRL	10,702		2,063	0	(48)
	04/2023	ILS	7,542		2,311	214	0
	04/2023		$730	AUD	1,103	7	0
	04/2023		2,107	BRL	10,702	5	0
	05/2023		436	EUR	406	5	0
	05/2023		2,935	JPY	386,800	0	(4)
	05/2023	ZAR	2,346		$128	0	(4)
	06/2023	IDR	1,641,726		109	0	0

DUB	04/2023	AUD	843		568	5	0
	04/2023	BRL	10,788		2,124	0	(5)
	04/2023		$2,023	BRL	10,788	105	0
	05/2023		102	MXN	1,927	4	0
	05/2023	ZAR	16,179		$867	0	(38)
	07/2023	BRL	10,963		2,023	0	(103)

GLM	05/2023	ZAR	3,402		185	0	(6)

JPM	05/2023		2,439		131	0	(5)

MBC	04/2023		$403	GBP	332	6	0
	05/2023	CNH	6,137		$914	19	0
	05/2023	JPY	29,900		225	0	(2)
	06/2023	IDR	28,401,673		1,864	0	(33)

MYI	04/2023	AUD	516		347	2	0
	05/2023	NZD	278		170	0	(4)
	06/2023	IDR	9,307,066		613	0	(9)

RBC	04/2023		$2,238	CAD	3,036	8	0
	04/2023		5,206	GBP	4,225	6	0
	05/2023	GBP	4,225		$5,209	0	(6)
	05/2023	MXN	39,642		2,094	0	(88)
	06/2023		$12	MXN	229	0	0

SCX	05/2023	NZD	215		$137	2	0
	06/2023	IDR	23,286,543		1,526	0	(30)

TOR	04/2023	CAD	2,998		2,210	0	(8)
	04/2023	GBP	4,557		5,481	0	(141)
	09/2023	ZAR	20,729		1,169	21	0

UAG	04/2023	AUD	925		628	10	0
	04/2023	JPY	2,170,000		17,057	667	0
	05/2023		$864	CNH	5,985	10	0
	06/2023		13	IDR	196,140	0	0

Total Forward Foreign Currency Contracts						$1,096	$(698)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	09/12/2023	4,900	$39	$33

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	4,500	34	30

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	09/11/2023	4,100	31	27

Total Purchased Options							$104	$90

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250%	09/12/2023	4,900	$ (25)	$(19)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.750	09/12/2023	4,900	(15)	(9)

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	4,500	(21)	(18)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	4,500	(13)	(9)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	3,800	(28)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	3,800	(28)	(38)

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	11/17/2023	2,600	$ (9)	$(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	2,600	(9)	(14)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	7,700	(60)	(28)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	7,700	(60)	(76)

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.233	09/11/2023	4,100	(20)	(16)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.715	09/11/2023	4,100	(11)	(8)

							$ (299)	$(246)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	$97.469	04/06/2023	700	$(5)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.891	04/06/2023	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.469	04/06/2023	700	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.891	04/06/2023	500	(2)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2053	98.859	04/06/2023	500	(2)	(5)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.594	04/06/2023	400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	97.313	04/06/2023	300	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	99.313	04/06/2023	300	(1)	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2053	95.625	04/06/2023	200	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 04/01/2053	98.359	04/06/2023	400	(2)	(2)

					$(24)	$(13)

Total Written Options					$(323)	$(259)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$33	$0	$33	$0	$(31)	$0	$(31)	$2	$0	$2
BPS	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
BRC	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
CBK	231	0	0	231	(56)	0	0	(56)	175	(300)	(125)
DUB	114	0	0	114	(146)	0	0	(146)	(32)	0	(32)
FAR	0	30	0	30	0	(27)	0	(27)	3	0	3
GLM	0	0	0	0	(6)	(167)	0	(173)	(173)	0	(173)
JPM	0	0	0	0	(5)	(5)	0	(10)	(10)	0	(10)
MBC	25	0	0	25	(35)	0	0	(35)	(10)	0	(10)
MSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	27	0	27	0	(24)	0	(24)	3	0	3
MYI	2	0	0	2	(13)	0	0	(13)	(11)	0	(11)
RBC	14	0	0	14	(94)	0	0	(94)	(80)	0	(80)
SAL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	2	0	0	2	(30)	0	0	(30)	(28)	0	(28)
TOR	21	0	0	21	(149)	0	0	(149)	(128)	0	(128)
UAG	687	0	0	687	0	0	0	0	687	(680)	7

Total Over the Counter	$1,096	$90	$0	$1,186	$(698)	$(259)	$0	$(957)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$180	$180
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$207	$207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,096	$0	$1,096
Purchased Options	0	0	0	0	90	90

	$0	$0	$0	$1,096	$90	$1,186

	$0	$0	$0	$1,096	$297	$1,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$355	$355
Futures	0	0	0	0	172	172
Swap Agreements	0	0	0	0	145	145

	$0	$0	$0	$0	$672	$672

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$698	$0	$698
Written Options	0	0	0	0	259	259

	$0	$0	$0	$698	$259	$957

	$0	$0	$0	$698	$931	$1,629

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	1,514	1,514
Swap Agreements	0	(13)	0	0	1,376	1,363

	$0	$(13)	$0	$0	$2,903	$2,890

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,860	$0	$6,860
Purchased Options	0	0	0	0	(13)	(13)
Written Options	0	0	0	22	(183)	(161)

	$0	$0	$0	$6,882	$(196)	$6,686

	$0	$(13)	$0	$6,882	$2,707	$9,576

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(172)	$(172)
Futures	0	0	0	0	830	830
Swap Agreements	0	27	0	0	(842)	(815)

	$0	$27	$0	$0	$(184)	$(157)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(527)	$0	$(527)
Purchased Options	0	0	0	0	(14)	(14)
Written Options	0	0	0	0	601	601

	$0	$0	$0	$(527)	$587	$60

	$0	$27	$0	$(527)	$403	$(97)

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$68,363	$0	$68,363
Industrials	0	5,453	0	5,453
Utilities	0	11,083	0	11,083
Municipal Bonds & Notes
California	0	5,507	0	5,507
New York	0	1,329	0	1,329
U.S. Government Agencies	0	114,999	0	114,999
U.S. Treasury Obligations	0	14,598	0	14,598
Non-Agency Mortgage-Backed Securities	0	44,295	0	44,295
Asset-Backed Securities	0	30,666	0	30,666
Sovereign Issues	0	8,000	0	8,000
Short-Term Instruments
Commercial Paper	0	22,138	0	22,138
Repurchase Agreements	0	172,753	0	172,753
Short-Term Notes	0	10,200	0	10,200
Israel Treasury Bills	0	2,112	0	2,112
Japan Treasury Bills	0	21,392	0	21,392
U.S. Treasury Bills	0	606	0	606

Total Investments	$0	$533,494	$0	$533,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,221)	$0	$(14,221)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	33	174	0	207
Over the counter	0	1,186	0	1,186

	$33	$1,360	$0	$1,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(651)	0	(672)
Over the counter	0	(957)	0	(957)

	$(21)	$(1,608)	$0	$(1,629)

Total Financial Derivative Instruments	$12	$(248)	$0	$(236)

Totals	$12	$519,025	$0	$519,037

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO Short Asset Investment Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.9%

CORPORATE BONDS & NOTES 44.2%

BANKING & FINANCE 26.1%

AerCap Ireland Capital DAC
4.500% due 09/15/2023	$1,800	$1,783

American Express Co.
5.546% (US0003M + 0.750%) due 08/03/2023 ~	578	578

American Honda Finance Corp.
5.086% (US0003M + 0.280%) due 01/12/2024 ~	2,221	2,210
5.229% (US0003M + 0.370%) due 05/10/2023 ~	684	684

American Tower Corp.
0.600% due 01/15/2024	2,204	2,123
3.000% due 06/15/2023	5,000	4,973
5.000% due 02/15/2024	10,000	9,957

Athene Global Funding
0.950% due 01/08/2024	6,037	5,781
1.200% due 10/13/2023	2,842	2,762

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	31,445	30,737

Banco Santander SA
3.848% due 04/12/2023	2,000	1,999
5.926% (US0003M + 1.120%) due 04/12/2023 ~	18,600	18,600

Bank of America Corp.
1.486% due 05/19/2024 •	10,756	10,697
3.864% due 07/23/2024 •	1,755	1,745
5.378% due 10/24/2024 •	400	396

Bank of Montreal
4.848% due 04/14/2023 •	7,820	7,820
5.149% (SOFRINDX + 0.350%) due 12/08/2023 ~	1,125	1,120

Bank of Nova Scotia
5.026% (SOFRINDX + 0.445%) due 04/15/2024 ~	9,500	9,453
5.767% (SOFRINDX + 0.960%) due 03/11/2024 ~	19,750	19,796

BNP Paribas SA
3.800% due 01/10/2024	31,683	31,134

BPCE SA
4.000% due 09/12/2023	2,975	2,949
6.394% (US0003M + 1.240%) due 09/12/2023 ~	3,128	3,129

Brighthouse Financial Global Funding
0.600% due 06/28/2023	3,370	3,330

Canadian Imperial Bank of Commerce
5.180% (SOFRRATE + 0.340%) due 06/22/2023 ~	980	980
5.212% (SOFRRATE + 0.400%) due 12/14/2023 ~	2,218	2,212

CNH Industrial Capital LLC
1.950% due 07/02/2023	4,131	4,091
4.200% due 01/15/2024	9,057	8,960

Credit Agricole SA
3.750% due 04/24/2023	22,000	21,974
5.836% (US0003M + 1.020%) due 04/24/2023 ~	6,832	6,830

Credit Suisse AG
5.089% (SOFRINDX + 0.380%) due 08/09/2023 ~	37,000	36,267

Danske Bank AS
6.214% (US0003M + 1.060%) due 09/12/2023 ~	34,300	34,294

Deutsche Bank AG
0.962% due 11/08/2023	12,058	11,516
5.206% due 11/08/2023 •	16,151	15,958

Discover Bank
4.200% due 08/08/2023	3,000	2,973

Equitable Financial Life Global Funding
4.928% (SOFRRATE + 0.390%) due 04/06/2023 ~	20,200	20,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
5.693% (US0003M + 0.850%) due 08/08/2023 ~	$7,500	$7,511

Five Corners Funding Trust
4.419% due 11/15/2023	5,075	5,044

GA Global Funding Trust
1.000% due 04/08/2024	15,400	14,683
1.250% due 12/08/2023	6,185	5,999

General Motors Financial Co., Inc.
1.700% due 08/18/2023	5,415	5,332
3.700% due 05/09/2023	3,248	3,243
4.150% due 06/19/2023	3,500	3,489
5.100% due 01/17/2024	6,145	6,128
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~	8,260	8,220

Goldman Sachs Group, Inc.
6.209% (SOFRRATE + 1.390%) due 03/15/2024 ~	700	702

Hana Bank
5.602% (US0003M + 0.800%) due 07/26/2023 ~	4,000	4,004

HSBC Holdings PLC
3.950% due 05/18/2024 •	5,400	5,381
5.915% (US0003M + 1.000%) due 05/18/2024 ~	21,822	21,660

ING Groep NV
4.100% due 10/02/2023	30,200	29,922
6.177% (US0003M + 1.000%) due 10/02/2023 ~	5,575	5,572

Jackson Financial, Inc.
1.125% due 11/22/2023	19,186	18,617

John Deere Capital Corp.
4.646% (SOFRRATE + 0.120%) due 07/10/2023 ~	360	360
5.534% (US0003M + 0.550%) due 06/07/2023 ~	636	636

JPMorgan Chase & Co.
1.514% due 06/01/2024 •	3,950	3,925
3.559% due 04/23/2024 •	10,000	9,989
3.797% due 07/23/2024 •	10,000	9,949

KeyBank NA
5.189% (SOFRINDX + 0.340%) due 01/03/2024 ~	8,339	8,195

Kookmin Bank
5.534% (US0003M + 0.780%) due 04/03/2023 ~	8,400	8,400

M&T Bank Corp.
5.502% (US0003M + 0.680%) due 07/26/2023 ~	2,280	2,275

MassMutual Global Funding
5.001% due 06/02/2023 •	646	645

Mitsubishi HC Capital, Inc.
3.960% due 09/19/2023	5,000	4,969

Mitsubishi UFJ Financial Group, Inc.
5.682% (US0003M + 0.860%) due 07/26/2023 ~	7,884	7,881

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	500	494
5.800% (US0003M + 0.990%) due 07/10/2024 ~	30,700	30,647

Morgan Stanley
5.108% (SOFRRATE + 0.455%) due 01/25/2024 ~	29,000	28,919
5.188% (SOFRRATE + 0.466%) due 11/10/2023 ~	5,731	5,719

Nationwide Building Society
0.550% due 01/22/2024	3,752	3,614

NatWest Markets PLC
2.375% due 05/21/2023	4,757	4,732

New York Life Global Funding
4.978% (SOFRINDX + 0.360%) due 10/21/2023 ~	600	599
5.217% (SOFRINDX + 0.430%) due 06/06/2024 ~	22,000	21,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023	$2,800	$2,769

ORIX Corp.
4.050% due 01/16/2024	29,278	28,956

Pacific Life Global Funding
5.587% (SOFRINDX + 0.800%) due 12/06/2024 ~	9,000	8,970

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,100	1,093

Societe Generale SA
4.250% due 09/14/2023	5,000	4,935

Sumitomo Mitsui Financial Group, Inc.
5.592% (US0003M + 0.800%) due 10/16/2023 ~	2,608	2,609
5.658% (US0003M + 0.860%) due 07/19/2023 ~	1,000	999

Toronto-Dominion Bank
5.001% (SOFRRATE + 0.220%) due 06/02/2023 ~	430	430
5.141% (SOFRRATE + 0.355%) due 03/04/2024 ~	2,772	2,757
5.299% (SOFRRATE + 0.450%) due 09/28/2023 ~	3,550	3,547
5.438% (US0003M + 0.640%) due 07/19/2023 ~	344	344
5.709% (SOFRRATE + 0.910%) due 03/08/2024 ~	10,000	10,007

Toyota Motor Credit Corp.
4.883% (SOFRRATE + 0.330%) due 01/11/2024 ~	3,893	3,884
5.170% due 06/13/2023 •	265	265
5.499% (SOFRINDX + 0.650%) due 12/29/2023 ~	1,565	1,564
5.570% due 12/11/2023 •	15,700	15,703

UBS AG
5.069% (SOFRRATE + 0.360%) due 02/09/2024 ~	1,316	1,309
5.098% (SOFRRATE + 0.320%) due 06/01/2023 ~	11,000	10,989

Westpac Banking Corp.
5.584% (US0003M + 0.720%) due 05/15/2023 ~	726	726

		741,206

INDUSTRIALS 13.3%

Altria Group, Inc.
2.950% due 05/02/2023	3,000	2,994

Ausgrid Finance Pty. Ltd.
3.850% due 05/01/2023	11,650	11,628

Baxter International, Inc.
5.038% (SOFRINDX + 0.260%) due 12/01/2023 ~	6,698	6,654

Bayer U.S. Finance LLC
3.875% due 12/15/2023	12,118	11,984
5.876% (US0003M + 1.010%) due 12/15/2023 ~	16,112	16,096

BMW U.S. Capital LLC
3.450% due 04/12/2023	1,500	1,499

Charter Communications Operating LLC
4.500% due 02/01/2024	16,000	15,845
6.464% (US0003M + 1.650%) due 02/01/2024 ~	4,733	4,752

Chevron Corp.
5.773% due 05/11/2023 •	650	650

Chevron USA, Inc.
5.073% (US0003M + 0.200%) due 08/11/2023 ~	154	154

Cigna Corp.
5.682% (US0003M + 0.890%) due 07/15/2023 ~	9,431	9,432

CNH Industrial NV
4.500% due 08/15/2023	16,242	16,163

Daimler Trucks Finance North America LLC
5.302% (SOFRRATE + 0.500%) due 06/14/2023 ~	29,600	29,563

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
5.450% due 06/15/2023	$16,066	$16,061

Energy Transfer LP
4.500% due 11/01/2023	1,500	1,487

Georgia-Pacific LLC
3.734% due 07/15/2023	7,044	7,009

HCA, Inc.
5.000% due 03/15/2024	9,730	9,675

Hyundai Capital America
0.800% due 01/08/2024	4,000	3,855
1.250% due 09/18/2023	3,000	2,938
4.125% due 06/08/2023	5,000	4,988
5.750% due 04/06/2023	200	200

Kansas City Southern
3.000% due 05/15/2023	10,000	9,963

Marvell Technology, Inc.
4.200% due 06/22/2023	11,601	11,552

Microchip Technology, Inc.
4.333% due 06/01/2023	5,072	5,054

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	400	398

Pioneer Natural Resources Co.
0.550% due 05/15/2023	12,587	12,517

Roche Holdings, Inc.
5.137% (SOFRRATE + 0.330%) due 09/11/2023 ~	1,025	1,025

SK Broadband Co. Ltd.
3.875% due 08/13/2023	2,500	2,490

SK Telecom Co. Ltd.
3.750% due 04/16/2023	3,690	3,689

Southern Co.
5.086% (SOFRINDX + 0.370%) due 05/10/2023 ~	7,160	7,150

Stellantis NV
5.250% due 04/15/2023	38,929	38,969

Thermo Fisher Scientific, Inc.
4.937% (SOFRINDX + 0.350%) due 04/18/2023 ~	30,773	30,771
4.977% (SOFRINDX + 0.390%) due 10/18/2023 ~	745	744

VMware, Inc.
0.600% due 08/15/2023	34,094	33,456

Volkswagen Group of America Finance LLC
4.250% due 11/13/2023	1,400	1,390
5.741% (SOFRRATE + 0.950%) due 06/07/2024 ~	31,700	31,616

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	11,700	11,430

		375,841

UTILITIES 4.8%

AT&T, Inc.
5.488% (SOFRRATE + 0.640%) due 03/25/2024 ~	13,375	13,362
6.334% (US0003M + 1.180%) due 06/12/2024 ~	4,584	4,603

British Telecommunications PLC
4.500% due 12/04/2023	7,006	6,962

Dominion Energy, Inc.
5.396% (US0003M + 0.530%) due 09/15/2023 ~	34,304	34,181

Duke Energy Corp.
5.055% (SOFRRATE + 0.250%) due 06/10/2023 ~	13,000	12,987

Florida Power & Light Co.
4.966% (SOFRINDX + 0.250%) due 05/10/2023 ~	2,810	2,807

Mississippi Power Co.
5.149% (SOFRRATE + 0.300%) due 06/28/2024 ~	5,000	4,950

National Rural Utilities Cooperative Finance Corp.
5.103% (SOFRRATE + 0.400%) due 08/07/2023 ~	554	553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
5.092% (SOFRINDX + 0.400%) due 11/03/2023 ~	$37,500	$37,296
5.850% (SOFRINDX + 1.020%) due 03/21/2024 ~	955	952

Southern California Edison Co.
5.141% (SOFRRATE + 0.640%) due 04/03/2023 ~	18,900	18,900

		137,553

Total Corporate Bonds & Notes (Cost $1,259,548)		1,254,600

U.S. GOVERNMENT AGENCIES 9.0%

Fannie Mae
3.148% due 08/25/2050 •	2,808	2,663
3.718% due 11/25/2044 •	2,160	2,112
3.769% due 09/25/2049 •	5,591	5,428
3.770% due 05/01/2038 •	2,811	2,851
3.791% due 05/25/2050 •	6,443	6,465
3.865% due 12/25/2044 •	12,126	11,932
3.900% due 09/25/2055 •	2,112	2,057
5.145% due 04/25/2036 - 05/25/2037 ~	439	429
5.145% due 06/25/2036 - 06/25/2042 •	614	601
5.195% due 07/25/2036 •	61	61
5.195% due 06/25/2043 ~	110	107
5.245% due 02/25/2042 •	320	314
5.295% due 08/25/2049 •	311	302
5.345% due 02/25/2042 •	234	229
5.365% due 03/25/2042 ~	51	51
5.385% due 07/25/2037 •	47	46
5.395% due 10/25/2041 •	72	71

Federal Home Loan Bank
1.110% due 07/27/2026	6,667	6,035

Freddie Mac
1.000% due 09/15/2044 - 11/25/2050	25,822	21,872
3.770% due 06/15/2040 •	1,328	1,295
3.873% due 05/15/2038 •	639	625
3.886% due 10/15/2037 ~	6,970	6,822
3.952% due 05/15/2041 •	687	671
4.984% due 04/15/2037 •	228	223
5.014% due 07/15/2037 •	203	200
5.084% due 03/15/2040 - 11/15/2043 •	373	367
5.134% due 06/15/2049 •	2,432	2,363
5.184% due 08/15/2041 •	9	9
5.204% due 12/15/2041 •	264	260
5.234% due 09/15/2037 - 11/15/2041 •	453	448
5.264% due 07/15/2037 ~	400	395
5.284% due 11/15/2037 •	49	49
5.634% due 01/15/2032 •	136	138
5.680% due 04/03/2025 (a)	28,000	27,987
5.684% due 01/15/2039 •	31	31
5.730% due 04/03/2025 (a)	28,000	27,994
5.820% due 03/20/2025	28,000	28,011
5.950% due 03/21/2025	42,000	42,045
6.162% due 05/15/2033 •	107	108

Ginnie Mae
2.801% due 07/20/2043 •	399	387
3.000% due 06/20/2051 •	29,376	25,498
4.412% due 09/20/2066 ~	3,097	3,165
4.508% due 09/20/2067 •	896	894
4.766% due 06/20/2066 •	24	24
4.966% due 01/20/2068 •	107	106
5.000% due 04/20/2037 •	564	553
5.036% due 08/20/2065 •	621	617
5.066% due 12/20/2060 - 07/20/2064 •	182	181
5.136% due 04/20/2062 •	270	269
5.211% due 06/20/2049 •	4,701	4,614
5.221% due 05/20/2049 •	1,523	1,470
5.246% due 08/20/2061 •	26	26
5.266% due 10/20/2065 •	9	9
5.316% due 08/20/2067 •	887	882
5.336% due 02/20/2066 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.428% due 01/16/2040 •	$725	$724
5.501% due 02/20/2040 •	565	565
5.511% due 03/20/2040 •	1,726	1,727
5.531% due 04/20/2040 •	1,282	1,284
5.561% due 03/20/2040 •	1,352	1,355
6.545% due 06/20/2071 •	8,039	8,259

Total U.S. Government Agencies (Cost $266,626)		256,283

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
3.500% due 09/15/2025 (d)	39,900	39,527

Total U.S. Treasury Obligations (Cost $39,652)		39,527

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •	890	865

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	4,201	3,420

BAMLL Commercial Mortgage Securities Trust
5.535% due 09/15/2034 •	1,000	978

Barclays Commercial Mortgage Securities Trust
5.684% due 07/15/2037 •	3,100	3,033

Brass PLC
5.572% due 11/16/2066 •	424	424

BX Commercial Mortgage Trust
5.414% due 10/15/2036 •	14,155	13,627

BX Trust
5.771% due 10/15/2036 •	5,000	4,879

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	13,626	10,814

Commercial Mortgage Trust
3.421% due 07/10/2048	3,185	3,104
3.611% due 08/10/2049 ~	1,000	955
4.489% due 07/10/2045 ~	1,977	1,971
5.584% due 06/15/2034 •	7,700	7,346

CRSNT Commercial Mortgage Trust
5.510% due 04/15/2036 •	15,000	13,836

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050	3,338	3,261
3.718% due 08/15/2048	9,396	9,027

GS Mortgage-Backed Securities Trust
5.000% due 01/25/2052 •	800	732

Hilton USA Trust
2.828% due 11/05/2035	10,000	9,426

JP Morgan Chase Commercial Mortgage Securities Trust
5.800% due 11/15/2038 •	12,400	11,956

JPMBB Commercial Mortgage Securities Trust
3.017% due 02/15/2048	950	920
3.659% due 11/15/2045	238	237

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	885	868

MFA Trust
1.381% due 04/25/2065 ~	3,652	3,312

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~	4,000	3,818

OBX Trust
1.957% due 10/25/2061 ~	12,308	10,045
2.305% due 11/25/2061 ~	11,538	9,914
2.783% due 01/25/2062 þ	13,011	11,794

RESIMAC Premier
5.460% due 07/10/2052 •	1,800	1,788

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	5,772	5,234
3.750% due 05/25/2058 ~	12,319	11,807
5.845% due 05/25/2058 •	972	961

Wells Fargo-RBS Commercial Mortgage Trust
3.337% due 06/15/2046	20,400	20,291

Total Non-Agency Mortgage-Backed Securities (Cost $198,196)		180,643

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 22.0%

ACAS CLO Ltd.
5.685% due 10/18/2028 •	$6,039	$5,970

American Money Management Corp. CLO Ltd.
5.772% due 04/14/2029 •	1,515	1,514
5.809% due 11/10/2030 •	2,984	2,952
5.838% due 07/25/2029 •	252	251

Apex Credit CLO Ltd.
5.953% due 09/20/2029 •	6,220	6,163

Apidos CLO
5.695% due 07/18/2029 •	10,000	9,914
5.722% due 07/17/2030 •	5,200	5,139

AREIT Trust
5.789% due 11/17/2038 •	3,567	3,448

Ares CLO Ltd.
5.662% due 01/15/2029 •	841	833

BHG Securitization Trust
0.900% due 10/17/2034	3,290	3,135

BMW Vehicle Lease Trust
5.270% due 02/25/2025	10,500	10,498

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •	13,000	12,994

Capital One Multi-Asset Execution Trust
5.264% due 07/15/2027 •	16,500	16,505

Carlyle Global Market Strategies CLO Ltd.
5.819% due 08/14/2030 •	22,086	21,849

Carmax Auto Owner Trust
5.230% due 01/15/2026	5,500	5,496

Carmax Auto Owner Trust
5.458% due 12/15/2025 •	18,290	18,319

Catamaran CLO Ltd.
5.915% due 04/22/2030 •	15,755	15,583

Chesapeake Funding LLC
0.870% due 08/15/2032	2,506	2,476
5.334% due 08/15/2032 •	3,132	3,132

CIFC Funding Ltd.
5.766% due 10/24/2030 •	484	479

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •	25,000	25,004
5.319% due 08/07/2027 •	16,500	16,518
5.372% due 04/22/2026 •	26,500	26,525

Crestline Denali CLO Ltd.
5.838% due 04/20/2030 •	12,871	12,704

Discover Card Execution Note Trust
5.284% due 12/15/2026 •	16,500	16,499

Ford Credit Auto Lease Trust
5.208% due 06/15/2025 ~	10,000	10,010

Ford Credit Auto Owner Trust
5.028% due 04/15/2024	7,700	7,699

GM Financial Automobile Leasing Trust
5.109% due 06/20/2025 •	10,000	9,987

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024	7,301	7,223
5.178% due 03/16/2026 •	12,300	12,298

GoldenTree Loan Opportunities Ltd.
5.912% due 10/29/2029 •	5,331	5,309

Harley Davidson Motorcycle Trust
5.088% due 06/15/2026 •	3,700	3,702

Harley Davidson Motorcycle Trust
5.320% due 06/15/2026	4,280	4,284

Hyundai Auto Lease Securitization Trust
0.380% due 09/16/2024	30,000	29,432

KKR CLO Ltd.
5.742% due 07/15/2030 •	23,469	23,207

LCM LP
5.668% due 07/19/2027 •	3,356	3,324

LCM Ltd.
5.888% due 04/20/2031 •	2,000	1,960

Madison Park Funding Ltd.
5.542% due 04/15/2029 •	3,338	3,293

Marathon Static CLO Ltd.
6.859% due 07/20/2030 •	1,548	1,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026	$15,000	$14,982
5.260% due 10/15/2025	12,000	11,994

MF1 Ltd.
5.841% due 10/16/2036 •	3,999	3,876

MFA Trust
2.363% due 03/25/2060 þ	5,946	5,644

MMAF Equipment Finance LLC
2.770% due 02/13/2025	11,835	11,655
4.924% due 12/01/2023	4,046	4,043

Navient Private Education Loan Trust
5.884% due 12/15/2028 •	888	887

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	6,854	6,292
1.580% due 04/15/2070	9,585	8,384
1.690% due 05/15/2069	2,468	2,251
2.230% due 07/15/2070	1,375	1,236
3.130% due 02/15/2068	985	940

Nelnet Student Loan Trust
5.404% (US0001M + 0.720%) due 12/15/2059 ~	3,300	3,258

Nelnet Student Loan Trust
1.420% due 04/20/2062	2,524	2,272

Nissan Auto Lease Trust
0.520% due 08/15/2024	27,298	26,879
5.188% due 03/17/2025 •	18,950	18,946

OSD CLO Ltd.
5.662% due 04/17/2031 •	15,709	15,447

Palmer Square Loan Funding Ltd.
5.608% due 07/20/2029 •	16,523	16,320

Pawneee Equipment Receivables LLC
1.100% due 07/15/2027	10,459	10,053

PHEAA Student Loan Trust
5.795% due 11/25/2065 •	2,736	2,677

Race Point CLO Ltd.
5.732% due 10/15/2030 •	3,040	3,000

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	36	36

Saranac CLO Ltd.
6.294% due 08/13/2031 •	1,400	1,386

SLM Private Credit Student Loan Trust
5.176% due 12/15/2038 •	1,760	1,676
5.196% due 03/15/2024 •	110	110

SLM Student Loan Trust
4.958% due 10/25/2028 •	317	316

Sound Point CLO Ltd.
5.715% due 01/23/2029 •	15,432	15,317
5.805% due 01/23/2029 •	1,322	1,320

TCI-Symphony CLO Ltd.
5.835% due 10/13/2032 •	800	789

TCW CLO Ltd.
5.788% due 04/25/2031 •	2,000	1,970

Tesla Auto Lease Trust
0.360% due 09/22/2025	496	490

Towd Point HE Trust
0.918% due 02/25/2063 ~	3,172	2,970

Trinitas CLO Ltd.
5.848% due 10/25/2028 •	420	420

Venture CLO Ltd.
5.672% due 04/15/2027 •	3,871	3,854
5.798% due 07/20/2030 •	2,881	2,842
5.854% due 09/07/2030 •	14,864	14,628

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~	2,159	2,138

Wellfleet CLO Ltd.
5.698% due 04/20/2029 •	10,797	10,691

World Omni Auto Receivables Trust
3.730% due 03/16/2026	12,607	12,464
5.408% due 03/16/2026 •	11,600	11,618

Total Asset-Backed Securities (Cost $629,409)		623,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.3%

CPPIB Capital, Inc.
6.099% (SOFRINDX + 1.250%) due 04/04/2025 ~	$54,714	$55,490

Korea Development Bank
6.242% (US0003M + 1.450%) due 04/16/2023 ~	3,000	3,001

Korea National Oil Corp.
5.667% (US0003M + 0.875%) due 07/16/2023 ~	6,400	6,406

Total Sovereign Issues (Cost $65,075)		64,897

SHORT-TERM INSTRUMENTS 17.6%

CERTIFICATES OF DEPOSIT 0.1%

Toronto-Dominion Bank
5.430% due 04/21/2023	2,500	2,500

COMMERCIAL PAPER 12.6%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	4,000	3,997

American Electric Power Co., Inc.
5.000% due 04/11/2023	39,400	39,338

BAT International Finance PLC
5.900% due 05/30/2023	20,250	20,066

Constellation Brands, Inc.
5.900% due 04/20/2023	28,600	28,512

Duke Energy Corp.
5.500% due 04/18/2023	15,500	15,460

Edison International
5.550% due 05/11/2023	600	597
5.550% due 05/19/2023	1,000	993

Enbridge (US), Inc.
4.980% due 04/05/2023	3,000	2,998

Global Payments, Inc.
5.900% due 04/28/2023	22,700	22,599
5.900% due 05/01/2023	5,800	5,771

Humana, Inc.
5.050% due 04/05/2023	4,650	4,647

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	18,900	18,889
6.000% due 04/13/2023	9,600	9,582
6.000% due 05/01/2023 (a)	2,300	2,290
6.000% due 05/05/2023 (a)	16,600	16,514

Lowe’s Companies, Inc.
5.750% due 04/10/2023	29,200	29,158

Mondelez International, Inc.
5.120% due 04/14/2023	29,000	28,942

Quanta Services, Inc.
6.050% due 04/18/2023	28,500	28,421

Southern California Edison Co.
5.500% due 04/26/2023	4,100	4,084
5.850% due 04/24/2023	9,200	9,167

Transcanada Pipelines Ltd.
4.980% due 04/06/2023	10,000	9,992

Walgreens Boots
5.180% due 04/03/2023	25,800	25,789
5.800% due 05/03/2023 (a)	26,200	26,069
5.900% due 04/26/2023	2,500	2,490

		356,365

REPURCHASE AGREEMENTS (b) 4.9%
		138,842

Total Short-Term Instruments (Cost $497,809)		497,707

Total Investments in Securities (Cost $2,956,315)		2,916,907

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	6,936	$67

Total Short-Term Instruments (Cost $68)		67

Total Investments in Affiliates (Cost $68)		67

Total Investments 102.9% (Cost $2,956,383)		$2,916,974

Financial Derivative Instruments (c) (0.0)% (Cost or Premiums, net $(615))		(707)

Other Assets and Liabilities, net (2.9)%		(80,446)

Net Assets 100.0%		$2,835,821

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$2,142	U.S. Treasury Bills 0.000% due 03/21/2024	$(2,185)	$2,142	$2,142
	4.830	03/31/2023	04/03/2023	136,700	U.S. Treasury Bonds 2.000% due 11/15/2041	(139,434)	136,700	136,755

Total Repurchase Agreements						$(141,619)	$138,842	$138,897

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$138,897	$0	$0	$138,897	$(141,619)	$(2,722)

Total Borrowings and Other Financing Transactions	$138,897	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(42,777) at a weighted average interest rate of 0.465%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	1,662	$(343,125)	$(2,509)	$0	$(268)
U.S. Treasury 5-Year Note June Futures	06/2023	667	(73,042)	(1,287)	0	(151)
U.S. Treasury Ultra 10-Year Note June Futures	06/2023	341	(41,309)	(989)	0	(187)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	13	(1,835)	(74)	0	(17)

Total Futures Contracts				$(4,859)	$0	$(623)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	(1.000)%	Quarterly	12/20/2027	$6,300	$(38)	$(38)	$(76)	$0	$(6)
CDX.IG-40 5-Year Index	(1.000)	Quarterly	06/20/2028	72,300	(577)	(278)	(855)	0	(78)

Total Swap Agreements					$(615)	$(316)	$(931)	$0	$(84)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(623)	$(84)	$(707)

(d)

Securities with an aggregate market value of $2,482 and cash of $8,794 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$623	$623
Swap Agreements	0	84	0	0	0	84

	$0	$84	$0	$0	$623	$707

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43,915	$43,915
Swap Agreements	0	(1,214)	0	0	(5,213)	(6,427)

	$0	$(1,214)	$0	$0	$38,702	$37,488

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14,805)	$(14,805)
Swap Agreements	0	(168)	0	0	0	(168)

	$0	$(168)	$0	$0	$(14,805)	$(14,973)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$741,206	$0	$741,206
Industrials	0	375,841	0	375,841
Utilities	0	137,553	0	137,553
U.S. Government Agencies	0	256,283	0	256,283
U.S. Treasury Obligations	0	39,527	0	39,527
Non-Agency Mortgage-Backed Securities	0	180,643	0	180,643
Asset-Backed Securities	0	623,250	0	623,250
Sovereign Issues	0	64,897	0	64,897
Short-Term Instruments
Certificates of Deposit	0	2,500	0	2,500
Commercial Paper	0	356,365	0	356,365
Repurchase Agreements	0	138,842	0	138,842

	$0	$2,916,907	$0	$2,916,907

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67	$0	$0	$67

Total Investments	$67	$2,916,907	$0	$2,916,974

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(707)	$0	$(707)

Total Financial Derivative Instruments	$0	$(707)	$0	$(707)

Totals	$67	$2,916,200	$0	$2,916,267

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

48	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales,

ANNUAL REPORT	|	MARCH 31, 2023	49

Notes to Financial Statements	(Cont.)

reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

Except for the PIMCO Government Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically

50	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the

ANNUAL REPORT	|	MARCH 31, 2023	51

Notes to Financial Statements	(Cont.)

securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal

52	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy

ANNUAL REPORT	|	MARCH 31, 2023	53

Notes to Financial Statements	(Cont.)

of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$35,506	$613	$(24,972)	$165	$(558)	$10,754	$613	$0

PIMCO Short Asset Investment Fund	105,159	109,407	(212,636)	(3,790)	1,860	0	1,222	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$18	$1	$0	$0	$0	$19	$1	$0

PIMCO Short Asset Investment Fund	65	2	0	0	0	67	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of

54	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

ANNUAL REPORT	|	MARCH 31, 2023	55

Notes to Financial Statements	(Cont.)

representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

56	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the

ANNUAL REPORT	|	MARCH 31, 2023	57

Notes to Financial Statements	(Cont.)

difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future

58	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would

ANNUAL REPORT	|	MARCH 31, 2023	59

Notes to Financial Statements	(Cont.)

effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or

60	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance Investing	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

ANNUAL REPORT	|	MARCH 31, 2023	61

Notes to Financial Statements	(Cont.)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign

(non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and

62	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

ANNUAL REPORT	|	MARCH 31, 2023	63

Notes to Financial Statements	(Cont.)

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%		0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A		N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A		N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	(2)	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the Fund.

*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	65

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of

66	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) as of March 31, 2023, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$0	$0	$4	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the PIMCO Short Asset Investment

Fund. This Fee Waiver Agreement may be terminated by PIMCO upon 90 days’ prior notice to the end of the contract term.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) as of March 31, 2023, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$1,891	$2,229	$11	$4,131

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	67

Notes to Financial Statements	(Cont.)

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$11

PIMCO Short Asset Investment Fund	80

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Low Duration Fund II	$916	$1,208	$(9)

PIMCO Low Duration ESG Fund	0	9,944	(1,292)

PIMCO Short Asset Investment Fund	347,355	25,447	(93)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$696,657	$675,211	$67,122	$43,627

PIMCO Low Duration ESG Fund	1,021,594	980,339	48,425	139,056

PIMCO Short Asset Investment Fund	1,034,187	1,461,828	1,106,479	1,194,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.

68	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,785,399	$2,785,398	1,935,719	$1,935,718	7,575	$70,322	13,144	$129,139

Class M	3,724,641	3,724,640	3,681,689	3,681,690	N/A	N/A	N/A	N/A

I-2	60,305	60,305	18,773	18,773	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	388,538	388,539	329,996	329,996	5	53	5	49

Class A	811,599	811,597	152,467	152,467	N/A	N/A	N/A	N/A

Class C	42,155	42,155	16,791	16,792	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	9,580	9,580	23	23	855	7,877	88	859

Class M	4,803	4,803	22	22	N/A	N/A	N/A	N/A

I-2	417	417	1	1	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	2,549	2,549	8	8	22	205	0	4

Class A	13,405	13,405	27	27	N/A	N/A	N/A	N/A

Class C	885	885	2	2	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(2,455,044)	(2,455,044)	(2,068,365)	(2,068,365)	(11,549)	(106,409)	(21,235)	(209,018)

Class M	(3,711,352)	(3,711,352)	(3,756,217)	(3,756,217)	N/A	N/A	N/A	N/A

I-2	(59,337)	(59,337)	(18,672)	(18,672)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	(271,146)	(271,146)	(292,269)	(292,269)	(30)	(282)	(28)	(274)

Class A	(529,921)	(529,921)	(274,541)	(274,541)	N/A	N/A	N/A	N/A

Class C	(40,066)	(40,066)	(96,134)	(96,134)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	777,410	$777,407	(370,680)	$(370,679)	(3,122)	$(28,234)	(8,026)	$(79,241)

ANNUAL REPORT	|	MARCH 31, 2023	69

Notes to Financial Statements	(Cont.)

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	14,103	$126,977	17,407	$166,964	290,116	$2,853,535	268,769	$2,681,751

Class M	N/A	N/A	N/A	N/A	1	10	0	0

I-2	6,430	57,595	6,790	65,180	24,542	241,133	18,345	182,700

I-3	N/A	N/A	N/A	N/A	9,624	94,658	2,037	20,292

Administrative Class	N/A	N/A	N/A	N/A	56	552	7	68

Class A	N/A	N/A	N/A	N/A	3,283	32,300	6,449	64,397

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	899	8,020	291	2,784	6,879	67,626	1,562	15,562

Class M	N/A	N/A	N/A	N/A	12	126	4	37

I-2	311	2,771	92	878	563	5,533	94	935

I-3	N/A	N/A	N/A	N/A	41	406	3	26

Administrative Class	N/A	N/A	N/A	N/A	2	22	0	4

Class A	N/A	N/A	N/A	N/A	421	4,135	36	360

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(16,461)	(147,863)	(17,764)	(170,981)	(326,021)	(3,202,920)	(417,188)	(4,160,218)

Class M	N/A	N/A	N/A	N/A	(794)	(7,825)	0	0

I-2	(7,608)	(68,196)	(4,757)	(45,607)	(29,395)	(289,054)	(30,957)	(308,878)

I-3	N/A	N/A	N/A	N/A	(9,337)	(91,706)	(178)	(1,777)

Administrative Class	N/A	N/A	N/A	N/A	(158)	(1,555)	(97)	(966)

Class A	N/A	N/A	N/A	N/A	(12,265)	(120,591)	(28,353)	(282,927)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(2,326)	$(20,696)	2,059	$19,218	(42,430)	$(413,615)	(179,467)	$(1,788,634)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	3	0	46%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

70	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2023

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Government Money Market Fund	$846	$0	$0	$(800)	$(113)	$0	$0	$(67)

PIMCO Low Duration Fund II	118	0	(8,324)	(67)	(20,116)	0	0	(28,389)

PIMCO Low Duration ESG Fund	0	0	(17,965)	(84)	(15,809)	0	(531)	(34,389)

PIMCO Short Asset Investment Fund	431	0	(39,698)	(633)	(62,161)	0	0	(102,061)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$113	$0

PIMCO Low Duration Fund II	10,776	9,340

PIMCO Low Duration ESG Fund	7,946	7,863

PIMCO Short Asset Investment Fund	24,330	37,831

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$3,070,049	$2	$(2)	$0

PIMCO Low Duration Fund II	429,132	2,689	(10,991)	(8,302)

PIMCO Low Duration ESG Fund	537,139	4,835	(22,815)	(17,980)

PIMCO Short Asset Investment Fund	2,950,883	690	(40,389)	(39,699)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, return of capital distributions, interest accrued on defaulted securities, and short positions.

ANNUAL REPORT	|	MARCH 31, 2023	71

Notes to Financial Statements	(Cont.)	March 31, 2023

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$36,452	$0	$0	$105	$0	$0

PIMCO Low Duration Fund II	8,549	0	0	909	0	0

PIMCO Low Duration ESG Fund	11,508	0	0	2,850	0	906

PIMCO Short Asset Investment Fund	83,182	0	0	17,767	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2023	73

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate

ALT	Alternate Loan Trust	DAC	Designated Activity Company	OIS	Overnight Index Swap

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate

74	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Government Money Market Fund	0.00%	0.00%	$36,452	$0	$19,875

PIMCO Low Duration Fund II	0.00%	0.00%	8,549	0	5,122

PIMCO Low Duration ESG Fund	0.00%	0.00%	11,508	0	7,640

PIMCO Short Asset Investment Fund	0.00%	0.00%	83,182	0	55,847

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Government Money Market Fund	0.00%

PIMCO Low Duration Fund II	0.00%

PIMCO Low Duration ESG Fund	0.00%

PIMCO Short Asset Investment Fund	0.00%

ANNUAL REPORT	|	MARCH 31, 2023	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

76	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2023	77

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

78	PIMCO SHORT DURATION STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2023	79

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

80	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3007AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO STOCKSPLUS® FUNDS

Amid periods of volatility, most global equities posted weak results during the reporting period as economic and geopolitical concerns, as well as recent crisis in the banking industry, affected investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -7.73%. Global equities, as represented by the MSCI World Index, returned -7.02%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -10.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned 2.97% and European equities, as represented by the MSCI Europe Index (in euro), returned 3.82% over the reporting period.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $80 a barrel at the end of March 2023. The price of copper also declined, whereas gold prices moved higher during the reporting period.

Finally, there were also periods of volatility in the foreign exchange markets that we believe were driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and the banking crisis. The U.S. dollar was stronger against several major currencies over the reporting period. For example, during the reporting period, the U.S. dollar returned 6.29%, 1.22%, and 2.44% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO STOCKSPLUS® FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries, has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S.

banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	—	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website

6	PIMCO STOCKSPLUS® FUNDS

at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted. In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments	64.0%

Asset-Backed Securities	17.3%

Non-Agency Mortgage-Backed Securities	11.8%

Corporate Bonds & Notes	3.6%

U.S. Government Agencies	1.7%

U.S Treasury Obligations	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	(10.23)%	10.19%	11.73%	10.09%
PIMCO StocksPLUS® Fund I-2	(10.26)%	10.09%	11.63%	10.05%
PIMCO StocksPLUS® Fund I-3	(10.29)%	10.03%	11.56%	9.99%
PIMCO StocksPLUS® Fund Class A	(10.56)%	9.76%	11.29%	9.64%
PIMCO StocksPLUS® Fund Class A (adjusted)	(13.91)%	8.92%	10.86%	9.52%
PIMCO StocksPLUS® Fund Class C	(10.93)%	9.22%	10.74%	9.10%
PIMCO StocksPLUS® Fund Class C (adjusted)	(11.73)%	9.22%	10.74%	9.10%
PIMCO StocksPLUS® Fund Class R	(10.78)%	9.49%	11.02%	9.39%
S&P 500 Index	(7.73)%	11.19%	12.24%	9.88%
Lipper Large-Cap Core Funds Average	(7.71)%	10.14%	11.16%	9.22%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares, 1.41% for Class C shares, and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index-linked derivatives, linked to the S&P 500 Index, detracted from absolute returns, as the S&P 500 Index returned -7.73%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of 3-month hedged Israeli treasury bills contributed to returns, as interest was accrued.

»	There were no other material contributors to performance for the Fund.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	46.5%

Asset-Backed Securities	23.6%

U.S. Treasury Obligations	9.5%

Corporate Bonds & Notes	8.9%

Non-Agency Mortgage-Backed Securities	7.6%

U.S. Government Agencies	3.6%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	(11.07)%	9.90%	11.55%	10.44%
PIMCO StocksPLUS® Absolute Return Fund I-2	(11.20)%	9.78%	11.43%	10.35%
PIMCO StocksPLUS® Absolute Return Fund I-3	(11.32)%	9.72%	11.38%	10.28%
PIMCO StocksPLUS® Absolute Return Fund Class A	(11.51)%	9.45%	11.10%	10.00%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	(14.83)%	8.61%	10.67%	9.80%
PIMCO StocksPLUS® Absolute Return Fund Class C	(12.18)%	8.63%	10.27%	9.18%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	(13.03)%	8.63%	10.27%	9.18%
S&P 500 Index	(7.73)%	11.19%	12.24%	9.23%
Lipper Large-Cap Core Funds Average	(7.71)%	10.14%	11.16%	8.45%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for the Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned -7.73%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	There were no other material contributors to performance for the Fund.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	56.0%

Asset-Backed Securities	25.7%

Non-Agency Mortgage-Backed Securities	7.7%

U.S. Government Agencies	4.6%

Corporate Bonds & Notes	3.9%

U.S. Treasury Obligations	1.8%

Sovereign Issues	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	(5.05)%	2.39%	4.43%	4.46%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	(5.11)%	2.27%	4.32%	4.37%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	(5.17)%	2.23%	4.27%	4.31%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	(5.48)%	1.97%	4.00%	4.04%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(9.01)%	1.19%	3.60%	3.80%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	(6.16)%	1.22%	3.23%	3.26%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	(6.78)%	1.22%	3.23%	3.26%
MSCI EAFE Index	(1.38)%	3.52%	5.00%	3.02%
Lipper International Multi-Cap Core Funds Average	(2.33)%	2.55%	4.65%	2.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index-linked derivatives, linked to the MSCI EAFE Index, detracted from absolute returns, as the MSCI EAFE Index returned -1.38%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	58.0%

Asset-Backed Securities	22.2%

Corporate Bonds & Notes	6.3%

Non-Agency Mortgage-Backed Securities	5.8%

U.S. Treasury Obligations	4.0%

U.S. Government Agencies	3.3%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	3.44%	7.65%	8.11%	8.85%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	3.27%	7.54%	8.01%	8.75%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	3.23%	7.48%	7.94%	8.70%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	2.95%	7.20%	7.66%	8.41%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	(0.91)%	6.38%	7.25%	8.09%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	2.25%	6.43%	6.88%	7.62%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	1.34%	6.43%	6.88%	7.62%
MSCI EAFE Hedged USD Index	7.10%	8.32%	8.61%	7.25%
Lipper International Multi-Cap Core Funds Average	(2.33)%	2.55%	4.65%	5.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.76% for the Institutional Class shares, 0.86% for I-2 shares, 0.96% for I-3 shares, 1.16% for Class A shares, and 1.91% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index-linked derivatives, linked to the MSCI EAFE (USD-Hedged) Index, contributed to absolute returns, as the MSCI EAFE (USD-Hedged) Index returned 7.10%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance as long-end U.K. interest rates rose.

»	Long exposure to corporate credit contributed to performance, as the Fund added to holdings during the 12-month period and corporate credit spreads tightened subsequently.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

U.S. Treasury Obligations	47.6%

Corporate Bonds & Notes	39.1%

U.S. Government Agencies	6.7%

Asset-Backed Securities	2.0%

Short-Term Instruments‡	1.3%

Municipal Bonds & Notes	1.3%

Non-Agency Mortgage-Backed Securities	1.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	(24.36)%	9.43%	13.04%	12.74%
S&P 500 Index	(7.73)%	11.19%	12.24%	8.98%
S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index**	(22.93)%	—	—	—
S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	(23.06)%	10.23%	13.83%	13.05%
Lipper Specialty Diversified Equity Funds Average	(15.85)%	5.01%	6.10%	8.97%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.61% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”) consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection within, investment grade financials detracted from performance, as spreads widened.

»	Out-of-benchmark exposure to below investment grade securities detracted from performance, as spreads widened.

»	Out-of-benchmark exposure to broad securitized strategies detracted from performance, as the strategy underperformed like-duration U.S Treasuries.

»	Overweight exposure to, and security selection within, agency debentures detracted from performance, as spreads widened.

»	Underweight exposure to the long-end of the yield curve contributed to performance of U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, as yields rose.

»	There were no other material contributors to performance for this Fund.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Short-Term Instruments‡	62.2%

Asset-Backed Securities	20.9%

Non-Agency Mortgage- Backed Securities	8.8%

U.S. Government Agencies	5.1%

Corporate Bonds & Notes	2.1%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	7.30%	(10.68)%	(10.84)%	(5.90)%
PIMCO StocksPLUS® Short Fund I-2	7.11%	(10.76)%	(10.94)%	(5.99)%
PIMCO StocksPLUS® Short Fund I-3	7.20%	(10.83)%	(10.98)%	(6.02)%
PIMCO StocksPLUS® Short Fund Class A	6.81%	(11.02)%	(11.18)%	(6.29)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	2.84%	(11.69)%	(11.52)%	(6.47)%
PIMCO StocksPLUS® Short Fund Class C	6.11%	(11.69)%	(11.85)%	(7.00)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	5.11%	(11.69)%	(11.85)%	(7.00)%
S&P 500 Index	(7.73)%	11.19%	12.24%	9.65%
Inverse of S&P 500 Index	2.87%	(13.20)%	(12.96)%	(10.86)%
Lipper Dedicated Short-Bias Fund Average	(2.05)%	(24.40)%	(23.29)%	(18.14)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.64% for the Institutional Class shares, 0.74% for I-2 shares, 0.84% for I-3 shares, 1.04% for Class A shares, and 1.79% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the inverse index returned 2.87%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Long exposure to investment-grade corporate credit contributed to performance, as the Fund added to holdings during the 12-month period and corporate credit spreads tightened subsequently.

»	Holdings of AAA-rated collateralized loan obligations contributed to performance, as the Fund added to holdings during the 12-month period and prices of some securities increased subsequently.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Short-Term Instruments‡	41.4%

Asset-Backed Securities	22.3%

U.S. Treasury Obligations	16.0%

Non-Agency Mortgage-Backed Securities	8.9%

Corporate Bonds & Notes	7.1%

U.S. Government Agencies	4.0%

Sovereign Issues	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	(14.44)%	3.49%	7.75%	8.94%
PIMCO StocksPLUS® Small Fund I-2	(14.56)%	3.37%	7.64%	8.81%
PIMCO StocksPLUS® Small Fund I-3	(14.69)%	3.29%	7.56%	8.76%
PIMCO StocksPLUS® Small Fund Administrative Class	(14.72)%	3.19%	7.47%	8.66%
PIMCO StocksPLUS® Small Fund Class A	(14.78)%	3.06%	7.32%	8.53%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(17.97)%	2.28%	6.91%	8.28%
PIMCO StocksPLUS® Small Fund Class C	(15.38)%	2.28%	6.51%	7.69%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(16.02)%	2.28%	6.51%	7.69%
Russell 2000® Index	(11.61)%	4.71%	8.04%	6.60%
Lipper Small-Cap Core Funds Average	(7.66)%	5.53%	7.94%	6.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.70% for the Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 0.95% for Administrative Class shares, 1.10% for Class A shares, and 1.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the

»	The Fund’s exposure to equity index-linked derivatives, linked to the Russell 2000 Index, detracted from absolute returns, as the Russell 2000 Index returned -11.61%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to U.K. long-end interest rates contributed to performance, as long-end U.K. interest rates rose.

»	There are no other material contributors to performance for the Fund.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of non-agency mortgage-backed securities detracted from returns, as spreads widened.

14	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,152.80	$2.74	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,153.10	3.27	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,152.30	3.54	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	1,150.80	4.88	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,148.60	7.55	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,149.80	6.22	1,000.00	1,019.15	5.84	1.16

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,157.40	$3.98	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,155.60	4.51	1,000.00	1,020.74	4.23	0.84
I-3	1,000.00	1,155.10	4.78	1,000.00	1,020.49	4.48	0.89
Class A	1,000.00	1,153.50	6.12	1,000.00	1,019.25	5.74	1.14
Class C	1,000.00	1,148.50	10.12	1,000.00	1,015.51	9.50	1.89

ANNUAL REPORT	|	MARCH 31, 2023	15

Expense Examples	(Cont.)

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,267.30	$5.60	$1,000.00	$1,020.00	$4.99	0.99%
I-2	1,000.00	1,266.80	6.16	1,000.00	1,019.50	5.49	1.09
I-3	1,000.00	1,266.10	6.44	1,000.00	1,019.25	5.74	1.14
Class A	1,000.00	1,263.90	7.85	1,000.00	1,018.00	6.99	1.39
Class C	1,000.00	1,259.00	12.05	1,000.00	1,014.26	10.75	2.14

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,189.60	$5.57	$1,000.00	$1,019.85	$5.14	1.02%
I-2	1,000.00	1,188.80	6.11	1,000.00	1,019.35	5.64	1.12
I-3	1,000.00	1,189.20	6.39	1,000.00	1,019.10	5.89	1.17
Class A	1,000.00	1,187.30	7.74	1,000.00	1,017.85	7.14	1.42
Class C	1,000.00	1,183.20	11.81	1,000.00	1,014.11	10.90	2.17

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,218.10	$14.10	$1,000.00	$1,012.22	$12.79	2.55%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$885.60	$3.48	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	885.40	3.95	1,000.00	1,020.74	4.23	0.84
I-3	1,000.00	884.70	4.18	1,000.00	1,020.49	4.48	0.89
Class A	1,000.00	884.80	5.36	1,000.00	1,019.25	5.74	1.14
Class C	1,000.00	881.40	8.87	1,000.00	1,015.51	9.50	1.89

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$1,097.00	$4.13	$1,000.00	$1,020.99	$3.98	0.79%
I-2	1,000.00	1,095.30	4.65	1,000.00	1,020.49	4.48	0.89
I-3	1,000.00	1,094.20	4.91	1,000.00	1,020.24	4.73	0.94
Administrative Class	1,000.00	1,094.40	5.43	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,094.90	6.22	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,090.30	10.11	1,000.00	1,015.26	9.75	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — Secured Overnight Financing Rate (SOFR)	The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting the Secured Overnight Financing Rate (SOFR). S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2023	$12.25	$0.26	$(1.56)	$(1.30)	$(0.05)	$(0.82)	$0.00	$(0.87)

03/31/2022	12.20	0.05	1.69	1.74	(0.41)	(1.28)	0.00	(1.69)

03/31/2021	8.02	0.05	4.71	4.76	(0.46)	(0.12)	0.00	(0.58)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)
I-2

03/31/2023	12.20	0.24	(1.54)	(1.30)	(0.04)	(0.82)	0.00	(0.86)

03/31/2022	12.16	0.04	1.67	1.71	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.99	0.05	4.69	4.74	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)
I-3

03/31/2023	12.17	0.26	(1.56)	(1.30)	(0.04)	(0.82)	0.00	(0.86)

03/31/2022	12.14	0.03	1.67	1.70	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.98	0.03	4.70	4.73	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Class A

03/31/2023	10.79	0.19	(1.37)	(1.18)	(0.03)	(0.82)	0.00	(0.85)

03/31/2022	10.92	0.00	1.52	1.52	(0.37)	(1.28)	0.00	(1.65)

03/31/2021	7.23	0.01	4.23	4.24	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)
Class C

03/31/2023	9.83	0.13	(1.25)	(1.12)	(0.00)	(0.82)	0.00	(0.82)

03/31/2022	10.09	(0.06)	1.40	1.34	(0.32)	(1.28)	0.00	(1.60)

03/31/2021	6.71	(0.03)	3.91	3.88	(0.38)	(0.12)	0.00	(0.50)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)
Class R

03/31/2023	11.31	0.18	(1.44)	(1.26)	(0.01)	(0.82)	0.00	(0.83)

03/31/2022	11.38	(0.03)	1.58	1.55	(0.34)	(1.28)	0.00	(1.62)

03/31/2021	7.52	(0.01)	4.39	4.38	(0.40)	(0.12)	0.00	(0.52)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2023	$11.14	$0.28	$(1.53)	$(1.25)	$(0.07)	$(0.23)	$0.00	$(0.30)

03/31/2022	13.03	0.15	1.65	1.80	(1.10)	(2.59)	0.00	(3.69)

03/31/2021	8.35	0.13	5.28	5.41	(0.61)	(0.12)	0.00	(0.73)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)
I-2

03/31/2023	10.90	0.26	(1.50)	(1.24)	(0.06)	(0.23)	0.00	(0.29)

03/31/2022	12.82	0.13	1.63	1.76	(1.09)	(2.59)	0.00	(3.68)

03/31/2021	8.23	0.12	5.19	5.31	(0.60)	(0.12)	0.00	(0.72)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)
I-3

03/31/2023	10.92	0.25	(1.50)	(1.25)	(0.06)	(0.23)	0.00	(0.29)

03/31/2022	12.82	0.12	1.64	1.76	(1.07)	(2.59)	0.00	(3.66)

03/31/2021	8.22	0.12	5.18	5.30	(0.58)	(0.12)	0.00	(0.70)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

03/31/2023	10.80	0.23	(1.49)	(1.26)	(0.04)	(0.23)	0.00	(0.27)

03/31/2022	12.74	0.09	1.61	1.70	(1.05)	(2.59)	0.00	(3.64)

03/31/2021	8.18	0.09	5.16	5.25	(0.57)	(0.12)	0.00	(0.69)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.08	(10.23)%	$1,614,756	0.51%		0.51%		0.50%		0.50%		2.50%	17%

12.25	13.81	1,698,700	0.51		0.51		0.50		0.50		0.41	28

12.20	60.21	852,795	0.51		0.51		0.50		0.50		0.43	211

8.02	(9.13)	316,818	0.56		0.56		0.50		0.50		2.22	223

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27	281

10.04	(10.26)	63,205	0.61		0.61		0.60		0.60		2.30	17

12.20	13.66	101,287	0.61		0.61		0.60		0.60		0.30	28

12.16	60.16	84,275	0.61		0.61		0.60		0.60		0.43	211

7.99	(9.25)	61,521	0.66		0.66		0.60		0.60		2.10	223

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15	281

10.01	(10.29)	21,735	0.66		0.71		0.65		0.70		2.49	17

12.17	13.55	16,071	0.66		0.71		0.65		0.70		0.26	28

12.14	60.07	11,837	0.66		0.71		0.65		0.70		0.32	211

7.98	(9.26)	5,329	0.71		0.76		0.65		0.70		1.86	223

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27 *	281

8.76	(10.56)	333,005	0.91		0.91		0.90		0.90		2.08	17

10.79	13.38	413,908	0.91		0.91		0.90		0.90		(0.01)	28

10.92	59.48	390,280	0.91		0.91		0.90		0.90		0.10	211

7.23	(9.44)	233,050	0.96		0.96		0.90		0.90		1.84	223

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87	281

7.89	(10.93)	52,566	1.41		1.41		1.40		1.40		1.53	17

9.83	12.71	76,325	1.41		1.41		1.40		1.40		(0.52)	28

10.09	58.72	82,416	1.41		1.41		1.40		1.40		(0.36)	211

6.71	(9.79)	81,519	1.46		1.46		1.40		1.40		1.35	223

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37	281

9.22	(10.78)	52,145	1.16		1.16		1.15		1.15		1.86	17

11.31	13.09	59,898	1.16		1.16		1.15		1.15		(0.25)	28

11.38	59.07	51,526	1.16		1.16		1.15		1.15		(0.15)	211

7.52	(9.64)	31,657	1.21		1.21		1.15		1.15		1.55	223

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64	281

$9.59	(11.07)%	$939,383	0.70%		0.70%		0.64%		0.64%		2.93%	102%

11.14	12.97	1,129,735	0.65		0.65		0.64		0.64		1.12	106

13.03	65.92	1,085,516	0.65		0.65		0.64		0.64		1.19	363

8.35	(11.50)	881,492	0.72		0.72		0.64		0.64		2.46	438

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32	412

9.37	(11.20)	331,896	0.80		0.80		0.74		0.74		2.76	102

10.90	12.85	452,175	0.75		0.75		0.74		0.74		1.04	106

12.82	65.66	396,293	0.75		0.75		0.74		0.74		1.07	363

8.23	(11.54)	212,277	0.82		0.82		0.74		0.74		2.32	438

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24	412

9.38	(11.32)	3,704	0.85		0.90		0.79		0.84		2.68	102

10.92	12.92	5,376	0.80		0.85		0.79		0.84		0.92	106

12.82	65.57	11,887	0.80		0.85		0.79		0.84		1.19	363

8.22	(11.60)	57,739	0.87		0.92		0.79		0.84		2.30	438

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17 *	412

9.27	(11.51)	489,063	1.10		1.10		1.04		1.04		2.48	102

10.80	12.48	665,057	1.05		1.05		1.04		1.04		0.73	106

12.74	65.28	611,691	1.05		1.05		1.04		1.04		0.78	363

8.18	(11.78)	387,335	1.12		1.12		1.04		1.04		2.07	438

10.14	8.20	505,655	1.13		1.13		1.04		1.04		1.93	412

ANNUAL REPORT	|	MARCH 31, 2023	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class C

03/31/2023	$9.11	$0.13	$(1.25)	$(1.12)	$(0.01)	$(0.23)	$0.00	$(0.24)

03/31/2022	11.25	0.00	1.44	1.44	(0.99)	(2.59)	0.00	(3.58)

03/31/2021	7.29	0.00	4.58	4.58	(0.50)	(0.12)	0.00	(0.62)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2023	$15.49	$0.37	$(1.47)	$(1.10)	$(0.35)	$(3.76)	$0.00	$(4.11)

03/31/2022(e)	20.43	0.28	0.02	0.30	(5.24)	0.00	0.00	(5.24)

03/31/2021(e)	13.53	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.33)	(2.94)	(0.33)	0.00	0.00	(0.33)

03/31/2019(e)	20.31	0.45	(1.47)	(1.02)	(0.72)	(1.77)	0.00	(2.49)
I-2

03/31/2023	15.50	0.40	(1.50)	(1.10)	(0.35)	(3.76)	0.00	(4.11)

03/31/2022(e)	20.46	0.27	(0.01)	0.26	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.56	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.83	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

03/31/2019(e)	20.37	0.45	(1.50)	(1.05)	(0.72)	(1.77)	0.00	(2.49)
I-3

03/31/2023	15.43	0.38	(1.49)	(1.11)	(0.34)	(3.76)	0.00	(4.10)

03/31/2022(e)	20.40	0.25	0.00	0.25	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.53	0.24	6.75	6.99	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

04/27/2018 - 03/31/2019(e)	20.88	0.39	(1.98)	(1.59)	(0.72)	(1.77)	0.00	(2.49)
Class A

03/31/2023	14.68	0.34	(1.44)	(1.10)	(0.32)	(3.76)	0.00	(4.08)

03/31/2022(e)	19.65	0.20	0.02	0.22	(5.19)	0.00	0.00	(5.19)

03/31/2021(e)	13.08	0.18	6.51	6.69	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.23	0.33	(3.21)	(2.88)	(0.27)	0.00	0.00	(0.27)

03/31/2019(e)	19.74	0.39	(1.44)	(1.05)	(0.69)	(1.77)	0.00	(2.46)
Class C

03/31/2023	13.40	0.22	(1.33)	(1.11)	(0.27)	(3.76)	0.00	(4.03)

03/31/2022(e)	18.39	0.07	0.04	0.11	(5.10)	0.00	0.00	(5.10)

03/31/2021(e)	12.33	0.06	6.09	6.15	(0.09)	0.00	0.00	(0.09)

03/31/2020(e)	15.33	0.21	(3.03)	(2.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019(e)	18.84	0.24	(1.41)	(1.17)	(0.57)	(1.77)	0.00	(2.34)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2023	$8.59	$0.24	$0.00	$0.24	$(0.47)	$(0.34)	$0.00	$(0.81)

03/31/2022	8.78	0.15	0.32	0.47	(0.66)	0.00	0.00	(0.66)

03/31/2021	5.90	0.14	2.74	2.88	0.00	0.00	0.00	0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)
I-2

03/31/2023	8.48	0.23	0.00	0.23	(0.47)	(0.34)	0.00	(0.81)

03/31/2022	8.67	0.14	0.32	0.46	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.83	0.13	2.71	2.84	0.00	0.00	0.00	0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)
I-3

03/31/2023	8.45	0.23	(0.01)	0.22	(0.46)	(0.34)	0.00	(0.80)

03/31/2022	8.65	0.14	0.31	0.45	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.82	0.12	2.71	2.83	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.75	(12.18)%	$84,922	1.85%		1.85%		1.79%		1.79%		1.70%	102%

9.11	11.68	132,068	1.80		1.80		1.79		1.79		(0.02)	106

11.25	63.90	136,038	1.80		1.80		1.79		1.79		0.04	363

7.29	(12.45)	132,958	1.87		1.87		1.79		1.79		1.34	438

9.14	7.47	182,497	1.88		1.88		1.79		1.79		1.18	412

$10.28	(5.05)%	$103,003	0.78%		0.78%		0.64%		0.64%		2.92%	203%

15.49	(0.73)	295,367	0.65		0.65		0.64		0.64		1.56	127

20.43	52.09	326,828	0.65		0.65		0.64		0.64		1.38	369

13.53	(17.98)	542,871	1.02		1.02		0.64		0.64		2.41	475

16.80	(4.28)	233,401	0.73		0.73		0.64		0.64		2.48	325

10.29	(5.11)	18,162	0.88		0.88		0.74		0.74		3.26	203

15.50	(0.92)	23,463	0.75		0.75		0.74		0.74		1.46	127

20.46	51.91	23,112	0.75		0.75		0.74		0.74		1.34	369

13.56	(17.99)	36,115	1.12		1.12		0.74		0.74		2.35	475

16.83	(4.49)	48,605	0.83		0.83		0.74		0.74		2.48	325

10.22	(5.17)	5,602	0.98	(h)	1.03	(h)	0.79	(h)	0.84	(h)	3.19	203

15.43	(0.97)	3,950	0.80		0.85		0.79		0.84		1.41	127

20.40	51.84	3,027	0.80		0.85		0.79		0.84		1.35	369

13.53	(18.03)	522	1.17		1.22		0.79		0.84		2.28	475

16.80	(6.93)	238	0.88	*	0.93	*	0.79	*	0.84	*	2.45 *	325

9.50	(5.38)	36,337	1.18		1.18		1.04		1.04		2.97	203

14.68	(1.20)	43,859	1.05		1.05		1.04		1.04		1.16	127

19.65	51.27	47,442	1.05		1.05		1.04		1.04		1.07	369

13.08	(18.08)	35,269	1.42		1.42		1.04		1.04		2.04	475

16.23	(4.71)	45,984	1.13		1.13		1.04		1.04		2.17	325

8.26	(6.09)	1,674	1.93		1.93		1.79		1.79		2.16	203

13.40	(1.96)	2,807	1.80		1.80		1.79		1.79		0.41	127

18.39	50.07	3,830	1.80		1.80		1.79		1.79		0.32	369

12.33	(18.62)	4,434	2.17		2.17		1.79		1.79		1.32	475

15.33	(5.50)	8,948	1.88		1.88		1.79		1.79		1.41	325

$8.02	3.44%	$959,154	0.90%		0.90%		0.75%		0.75%		3.05%	159%

8.59	5.14	964,480	0.76		0.76		0.75		0.75		1.71	113

8.78	48.81	1,120,187	0.78		0.78		0.75		0.75		1.92	288

5.90	(14.98)	1,403,103	1.00		1.00		0.75		0.75		2.29	426

7.75	5.08	1,740,379	0.87		0.87		0.75		0.75		2.25	301

7.90	3.27	638,703	1.00		1.00		0.85		0.85		2.96	159

8.48	5.14	615,198	0.86		0.86		0.85		0.85		1.61	113

8.67	48.71	601,962	0.88		0.88		0.85		0.85		1.81	288

5.83	(15.08)	626,849	1.10		1.10		0.85		0.85		2.17	426

7.67	4.91	597,904	0.97		0.97		0.85		0.85		2.15	301

7.87	3.23	15,217	1.05		1.10		0.90		0.95		2.95	159

8.45	5.01	15,417	0.91		0.96		0.90		0.95		1.58	113

8.65	48.63	11,852	0.93		0.98		0.90		0.95		1.75	288

5.82	(15.13)	30,504	1.15		1.20		0.90		0.95		2.07	426

7.66	0.25	25,315	1.02	*	1.07	*	0.90	*	0.95	*	2.09 *	301

ANNUAL REPORT	|	MARCH 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
Class A

03/31/2023	$7.99	$0.20	$(0.01)	$0.19	$(0.45)	$(0.34)	$0.00	$(0.79)

03/31/2022	8.22	0.11	0.30	0.41	(0.64)	0.00	0.00	(0.64)

03/31/2021	5.54	0.10	2.58	2.68	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)
Class C

03/31/2023	7.07	0.12	(0.01)	0.11	(0.40)	(0.34)	0.00	(0.74)

03/31/2022	7.35	0.04	0.28	0.32	(0.60)	0.00	0.00	(0.60)

03/31/2021	5.00	0.05	2.30	2.35	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2023(f)	$20.10	$0.46	$(5.35)	$(4.89)	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2022(f)	24.45	0.69	2.79	3.48	(5.49)	(2.34)	0.00	(7.83)

03/31/2021(f)	18.84	0.69	9.42	10.11	(3.12)	(1.38)	0.00	(4.50)

03/31/2020(f)	20.25	0.69	1.11	1.80	(1.86)	(1.08)	(0.27)	(3.21)

03/31/2019(f)	20.58	0.78	1.41	2.19	(1.92)	(0.60)	0.00	(2.52)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2023	$8.37	$0.31	$0.31	$0.62	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2022	9.82	0.34	(1.79)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.52	0.42	(5.54)	(5.12)	(0.50)	0.00	(0.08)	(0.58)

03/31/2020(g)	15.52	0.52	(0.50)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019(g)	16.94	0.50	(1.62)	(1.12)	(0.30)	0.00	0.00	(0.30)
I-2

03/31/2023	8.35	0.30	0.31	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.80	0.29	(1.74)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.50	0.42	(5.55)	(5.13)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(g)	15.48	0.50	(0.48)	0.02	0.00	0.00	0.00	0.00

03/31/2019(g)	16.90	0.48	(1.60)	(1.12)	(0.30)	0.00	0.00	(0.30)
I-3

03/31/2023	8.31	0.33	0.28	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2022	9.77	0.30	(1.76)	(1.46)	0.00	0.00	0.00	0.00

03/31/2021(g)	15.44	0.42	(5.52)	(5.10)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(g)	15.46	0.48	(0.48)	0.00	(0.02)	0.00	0.00	(0.02)

04/27/2018-03/31/2019(g)	16.76	0.44	(1.44)	(1.00)	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2023	8.03	0.24	0.32	0.56	(0.24)	0.00	0.00	(0.24)

03/31/2022	9.46	0.28	(1.71)	(1.43)	0.00	0.00	0.00	0.00

03/31/2021(g)	14.98	0.37	(5.35)	(4.98)	(0.46)	0.00	(0.08)	(0.54)

03/31/2020(g)	15.00	0.44	(0.46)	(0.02)	0.00	0.00	0.00	(0.00)

03/31/2019(g)	16.40	0.42	(1.56)	(1.14)	(0.26)	0.00	0.00	(0.26)
Class C

03/31/2023	7.52	0.16	0.31	0.47	(0.19)	0.00	0.00	(0.19)

03/31/2022	8.93	0.21	(1.62)	(1.41)	0.00	0.00	0.00	0.00

03/31/2021(g)	14.18	0.27	(5.05)	(4.78)	(0.40)	0.00	(0.07)	(0.47)

03/31/2020(g)	14.32	0.32	(0.46)	(0.14)	0.00	0.00	0.00	(0.00)

03/31/2019(g)	15.70	0.30	(1.52)	(1.22)	(0.16)	0.00	0.00	(0.16)

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2023	$9.67	$0.24	$(1.63)	$(1.39)	$0.00	$(1.69)	$0.00	$(1.69)

03/31/2022	11.89	0.13	(0.90)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.47	0.11	6.50	6.61	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.39	2.95%	$346,558	1.30%	1.30%	1.15%	1.15%	2.65%	159%

7.99	4.73	357,191	1.16	1.16	1.15	1.15	1.31	113

8.22	48.38	351,950	1.18	1.18	1.15	1.15	1.51	288

5.54	(15.36)	302,069	1.40	1.40	1.15	1.15	1.89	426

7.33	4.55	473,310	1.27	1.27	1.15	1.15	1.85	301

6.44	2.25	45,378	2.05	2.05	1.90	1.90	1.84	159

7.07	4.08	60,498	1.91	1.91	1.90	1.90	0.56	113

7.35	47.00	75,127	1.93	1.93	1.90	1.90	0.76	288

5.00	(15.91)	82,954	2.15	2.15	1.90	1.90	1.16	426

6.69	3.82	126,949	2.02	2.02	1.90	1.90	1.11	301

$14.98	(24.31)%	$727,497	1.71%	1.71%	0.59%	0.59%	3.07%	76%

20.10	11.04	1,286,592	0.61	0.61	0.59	0.59	2.85	38

24.45	54.20	816,276	0.61	0.61	0.59	0.59	2.75	104

18.84	7.23	660,011	1.01	1.01	0.59	0.59	3.12	197

20.25	13.00	490,363	1.11	1.11	0.59	0.59	3.90	144

$8.72	7.30%	$78,263	0.72%	0.72%	0.64%	0.64%	3.29%	102%

8.37	(14.77)	47,013	0.64	0.64	0.64	0.64	3.75	161

9.82	(33.47)	270,743	0.72	0.72	0.64	0.64	3.52	206

15.52	0.16	694,979	1.09	1.09	0.64	0.64	3.56	382

15.52	(6.71)	1,448,810	0.77	0.77	0.64	0.64	3.12	325

8.69	7.11	211,603	0.82	0.82	0.74	0.74	3.22	102

8.35	(14.80)	49,110	0.74	0.74	0.74	0.74	3.32	161

9.80	(33.59)	52,490	0.82	0.82	0.74	0.74	3.48	206

15.50	0.18	150,204	1.19	1.19	0.74	0.74	3.45	382

15.48	(6.76)	64,487	0.87	0.87	0.74	0.74	2.95	325

8.65	7.20	29,729	0.87	0.92	0.79	0.84	3.58	102

8.31	(14.94)	4,381	0.79	0.84	0.79	0.84	3.46	161

9.77	(33.54)	4,347	0.87	0.92	0.79	0.84	3.61	206

15.44	0.04	7,629	1.24	1.29	0.79	0.84	3.32	382

15.46	(6.09)	1,556	0.92 *	0.97 *	0.79 *	0.84 *	2.91 *	325

8.35	6.81	24,629	1.12	1.12	1.04	1.04	2.68	102

8.03	(15.12)	29,123	1.04	1.04	1.04	1.04	3.34	161

9.46	(33.73)	27,958	1.12	1.12	1.04	1.04	3.23	206

14.98	(0.13)	48,840	1.49	1.49	1.04	1.04	3.14	382

15.00	(7.02)	41,707	1.17	1.17	1.04	1.04	2.67	325

7.80	6.11	5,008	1.87	1.87	1.79	1.79	1.99	102

7.52	(15.79)	4,948	1.79	1.79	1.79	1.79	2.65	161

8.93	(34.20)	5,897	1.87	1.87	1.79	1.79	2.52	206

14.18	(0.98)	9,558	2.24	2.24	1.79	1.79	2.42	382

14.32	(7.77)	6,721	1.92	1.92	1.79	1.79	1.96	325

$6.59	(14.35)%	$664,036	0.75%	0.75%	0.69%	0.69%	3.03%	108%

9.67	(7.72)	837,675	0.70	0.70	0.69	0.69	1.17	90

11.89	105.22	1,181,348	0.70	0.70	0.69	0.69	1.18	339

6.47	(27.82)	678,711	0.75	0.75	0.69	0.69	2.63	454

9.51	1.42	678,295	0.83	0.83	0.69	0.69	2.35	436

ANNUAL REPORT	|	MARCH 31, 2023	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
I-2

03/31/2023	$9.54	$0.22	$(1.60)	$(1.38)	$0.00	$(1.69)	$0.00	$(1.69)

03/31/2022	11.76	0.12	(0.89)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.41	0.10	6.44	6.54	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)
I-3

03/31/2023	9.52	0.21	(1.59)	(1.38)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.74	0.12	(0.90)	(0.78)	(1.37)	(0.07)	0.00	(1.44)

03/31/2021	6.40	0.10	6.42	6.52	(1.18)	0.00	0.00	(1.18)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

04/27/2018-03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

03/31/2023	9.64	0.20	(1.61)	(1.41)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.87	0.10	(0.90)	(0.80)	(1.36)	(0.07)	0.00	(1.43)

03/31/2021	6.46	0.09	6.49	6.58	(1.17)	0.00	0.00	(1.17)

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)
Class A

03/31/2023	9.33	0.19	(1.56)	(1.37)	0.00	(1.69)	0.00	(1.69)

03/31/2022	11.54	0.08	(0.87)	(0.79)	(1.35)	(0.07)	0.00	(1.42)

03/31/2021	6.30	0.07	6.33	6.40	(1.16)	0.00	0.00	(1.16)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)
Class C

03/31/2023	8.22	0.12	(1.38)	(1.26)	0.00	(1.69)	0.00	(1.69)

03/31/2022	10.35	0.00	(0.76)	(0.76)	(1.30)	(0.07)	0.00	(1.37)

03/31/2021	5.73	0.00	5.72	5.72	(1.10)	0.00	0.00	(1.10)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	A one for three reverse share split, effective March 25, 2022, has been retroactively applied.
(f)	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(g)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.47	(14.47	) %	$124,084	0.85%		0.85%		0.79%		0.79%		2.72%		108%

9.54	(7.88)		293,999	0.80		0.80		0.79		0.79		1.09		90

11.76	104.97		321,158	0.80		0.80		0.79		0.79		1.06		339

6.41	(27.83)		192,747	0.85		0.85		0.79		0.79		2.52		454

9.42	1.24		217,616	0.93		0.93		0.79		0.79		2.26		436

6.45	(14.47)		3,293	0.90		0.95		0.84		0.89		2.57		108

9.52	(7.91)		11,876	0.85		0.90		0.84		0.89		1.06		90

11.74	104.86		13,355	0.85		0.90		0.84		0.89		1.02		339

6.40	(27.89)		8,140	0.90		0.95		0.84		0.89		2.43		454

9.41	(0.87)		7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

6.54	(14.63)		1,292	1.00		1.00		0.94		0.94		2.45		108

9.64	(8.02)		4,404	0.95		0.95		0.94		0.94		0.90		90

11.87	104.72		6,029	0.95		0.95		0.94		0.94		0.98		339

6.46	(28.00)		8,702	1.00		1.00		0.94		0.94		2.29		454

9.50	1.09		8,166	1.08		1.08		0.94		0.94		2.10		436

6.27	(14.69)		274,964	1.15		1.15		1.09		1.09		2.55		108

9.33	(8.13)		408,780	1.10		1.10		1.09		1.09		0.79		90

11.54	104.53		472,314	1.10		1.10		1.09		1.09		0.76		339

6.30	(28.16)		282,255	1.15		1.15		1.09		1.09		2.26		454

9.28	0.97		512,195	1.23		1.23		1.09		1.09		1.95		436

5.27	(15.38)		33,316	1.90		1.90		1.84		1.84		1.77		108

8.22	(8.77)		58,090	1.85		1.85		1.84		1.84		0.03		90

10.35	102.78		81,026	1.85		1.85		1.84		1.84		0.03		339

5.73	(28.61)		67,632	1.90		1.90		1.84		1.84		1.52		454

8.48	0.18		114,756	1.98		1.98		1.84		1.84		1.20		436

ANNUAL REPORT	|	MARCH 31, 2023	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$2,784,274	$2,145,635	$210,704	$2,517,334	$1,064,938	$460,924	$1,234,945
Investments in Affiliates	0	81,034	67	85,241	11,918	186	49,418
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,765	10,090	81	1,126	3,925	190	7,785
Over the counter	36,548	21,388	17,416	160,105	1,137	1,864	2,685
Cash	0	101	1	106	0	849	0
Deposits with counterparty	49,923	26,830	3,045	16,917	5,072	11,440	21,894
Foreign currency, at value	874	6,487	198	4,627	858	184	4,532
Receivable for investments sold	12,861	10,500	688	25,710	16,535	8	7,762
Receivable for TBA investments sold	0	43,338	5,242	67,903	14,269	7,714	33,224
Receivable for Fund shares sold	4,880	2,575	59	1,675	454	1,643	1,018
Interest and/or dividends receivable	5,724	7,260	465	6,164	8,653	923	4,737
Dividends receivable from Affiliates	0	334	0	351	17	1	204
Reimbursement receivable from PIMCO	1	0	0	1	0	1	0
Other assets	1	0	0	0	0	0	0
Total Assets	2,906,851	2,355,572	237,966	2,887,260	1,127,776	485,927	1,368,204

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$336,607	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	892	2,107	183	1,437	1,095	2,103	1,883
Over the counter	32,978	49,919	223	53,407	2,608	1,628	20,285
Payable for investments purchased	705,608	345,961	44,700	544,990	0	112,103	166,999
Payable for investments in Affiliates purchased	0	334	0	351	17	1	204
Payable for TBA investments purchased	25,124	98,261	10,380	147,688	51,453	17,646	73,222
Deposits from counterparty	2,380	2,595	16,847	130,629	8,017	1,875	1,963
Payable for Fund shares redeemed	1,304	6,048	744	2,181	113	1,102	1,819
Overdraft due to custodian	109	0	0	0	0	0	0
Accrued investment advisory fees	428	664	57	802	219	121	444
Accrued supervisory and administrative fees	495	532	44	647	150	105	306
Accrued distribution fees	25	57	1	31	0	4	23
Accrued servicing fees	96	126	9	87	0	7	71
Total Liabilities	769,439	506,604	73,188	882,250	400,279	136,695	267,219

Net Assets	$2,137,412	$1,848,968	$164,778	$2,005,010	$727,497	$349,232	$1,100,985

Net Assets Consist of:

Paid in capital	$2,314,916	$2,084,337	$252,943	$2,018,156	$1,113,320	$4,440,159	$1,513,211
Distributable earnings (accumulated loss)	(177,504)	(235,369)	(88,165)	(13,146)	(385,823)	(4,090,927)	(412,226)

Net Assets	$2,137,412	$1,848,968	$164,778	$2,005,010	$727,497	$349,232	$1,100,985

Cost of investments in securities	$2,848,708	$2,232,969	$216,249	$2,567,380	$1,271,895	$468,328	$1,307,333
Cost of investments in Affiliates	$0	$84,481	$67	$88,806	$11,917	$186	$51,513
Cost of foreign currency held	$877	$7,159	$382	$5,754	$1,197	$188	$5,112
Cost or premiums of financial derivative instruments, net	$2,969	$7,346	$(266)	$(4,598)	$16,511	$1,895	$9,917

* Includes repurchase agreements of:	$1,514,419	$734,576	$96,766	$1,177,815	$263	$230,671	$342,925

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$1,614,756	$939,383	$103,003	$959,154	$727,497	$78,263	$664,036
I-2	63,205	331,896	18,162	638,703	N/A	211,603	124,084
I-3	21,735	3,704	5,602	15,217	N/A	29,729	3,293
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	1,292
Class A	333,005	489,063	36,337	346,558	N/A	24,629	274,964
Class C	52,566	84,922	1,674	45,378	N/A	5,008	33,316
Class R	52,145	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	160,120	97,989	10,018	119,609	48,578	8,973	100,805
I-2	6,297	35,409	1,764	80,837	N/A	24,337	19,167

I-3	2,172	395	548	1,933	N/A	3,436	511

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	197
Class A	38,020	52,739	3,826	46,872	N/A	2,951	43,863
Class C	6,666	10,951	203	7,049	N/A	642	6,323
Class R	5,657	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.08	$9.59	$10.28	$8.02	$14.98	$8.72	$6.59
I-2	10.04	9.37	10.29	7.90	N/A	8.69	6.47
I-3	10.01	9.38	10.22	7.87	N/A	8.65	6.45
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	6.54
Class A	8.76	9.27	9.50	7.39	N/A	8.35	6.27
Class C	7.89	7.75	8.26	6.44	N/A	7.80	5.27
Class R	9.22	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2023	27

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest	$58,096	$69,869	$8,445	$71,448	$40,020	$13,305	$45,272
Dividends, net of foreign taxes*	0	907	0	0	0	0	679
Dividends from Investments in Affiliates	26	4,058	93	4,380	168	5	2,473
Total Income	58,122	74,834	8,538	75,828	40,188	13,310	48,424

Expenses:

Investment advisory fees	4,835	8,101	873	8,643	2,953	1,283	5,731
Supervisory and administrative fees	5,635	6,486	641	6,969	2,025	1,094	4,017
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	7
Distribution and/or servicing fees - Class A	865	1,326	89	839	N/A	72	804
Distribution and/or servicing fees - Class C	451	998	19	501	N/A	54	433
Distribution and/or servicing fees - Class R	271	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	11	12	2	11	5	2	8
Interest expense	262	1,271	311	2,851	9,411	282	739
Miscellaneous expense	0	7	2	8	0	0	3
Total Expenses	12,330	18,201	1,937	19,822	14,394	2,787	11,742
Waiver and/or Reimbursement by PIMCO	(9)	(2)	(2)	(8)	0	(9)	(4)
Net Expenses	12,321	18,199	1,935	19,814	14,394	2,778	11,738

Net Investment Income (Loss)	45,801	56,635	6,603	56,014	25,794	10,532	36,686

Net Realized Gain (Loss):

Investments in securities	(15,415)	(23,011)	(10,817)	(26,936)	(83,123)	1,169	(25,451)
Investments in Affiliates	(347)	0	(286)	(6)	(65)	0	0
Exchange-traded or centrally cleared financial derivative instruments	(59,291)	(76,962)	290	5,224	(35,732)	(3,986)	(30,514)
Over the counter financial derivative instruments	(59,043)	(40,034)	(58,469)	(11,823)	(79,839)	3,151	(256,016)
Short sales	343	1,713	394	1,624	0	1,020	1,139
Foreign currency	(592)	(1,549)	(386)	(10,176)	(54)	(35)	(1,605)

Net Realized Gain (Loss)	(134,345)	(139,843)	(69,274)	(42,093)	(198,813)	1,319	(312,447)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(37,656)	(76,209)	(4,847)	(60,137)	(123,950)	(6,736)	(48,779)
Investments in Affiliates	341	(2,103)	230	(2,162)	1	0	(1,281)
Exchange-traded or centrally cleared financial derivative instruments	(19,605)	26,069	821	(4,337)	(11,413)	(5,011)	(1,031)
Over the counter financial derivative instruments	(92,710)	(152,542)	24,478	106,362	(3,711)	(537)	97,662
Short sales	84	418	96	396	0	(732)	277
Foreign currency assets and liabilities	171	(408)	(150)	747	(112)	(3)	(342)

Net Change in Unrealized Appreciation (Depreciation)	(149,375)	(204,775)	20,628	40,869	(139,185)	(13,019)	46,506

Net Increase (Decrease) in Net Assets Resulting from Operations	$(237,919)	$(287,983)	$(42,043)	$54,790	$(312,204)	$(1,168)	$(229,255)
* Foreign tax withholdings - Dividends	$0	$12	$0	$0	$0	$0	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund			PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$45,801	$6,424		$56,635	$22,911	$6,603	$5,756
Net realized gain (loss)	(134,345)	238,779		(139,843)	418,345	(69,274)	73,619
Net change in unrealized appreciation (depreciation)	(149,375)	16,175		(204,775)	(157,777)	20,628	(78,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	(237,919)	261,378		(287,983)	283,479	(42,043)	461

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(108,898)	(225,812)		(35,158)	(322,763)	(32,027)	(80,761)
I-2	(5,537)	(12,825)		(9,877)	(124,745)	(5,241)	(6,880)
I-3	(1,552)	(1,886)		(123)	(2,058)	(932)	(1,257)
Administrative Class	N/A	(451	)(b)	N/A	N/A	N/A	N/A
Class A	(30,642)	(58,095)		(15,198)	(185,009)	(11,462)	(13,284)
Class C	(5,573)	(11,829)		(2,891)	(42,632)	(614)	(1,070)
Class R	(4,612)	(7,857)		N/A	N/A	N/A	N/A

Total Distributions(a)	(156,814)	(318,755)		(63,247)	(677,207)	(50,276)	(103,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	165,956	947,606		(184,213)	536,714	(112,349)	67,998

Total Increase (Decrease) in Net Assets	(228,777)	890,229		(535,443)	142,986	(204,668)	(34,793)

Net Assets:

Beginning of year	2,366,189	1,475,960		2,384,411	2,241,425	369,446	404,239
End of year	$2,137,412	$2,366,189		$1,848,968	$2,384,411	$164,778	$369,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

ANNUAL REPORT	|	MARCH 31, 2023	29

Statements of Changes in Net Assets	(Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$56,014	$32,367	$25,794	$32,835	$10,532	$6,599	$36,686	$19,945
Net realized gain (loss)	(42,093)	433,565	(198,813)	99,557	1,319	(49,467)	(312,447)	282,781
Net change in unrealized appreciation (depreciation)	40,869	(356,656)	(139,185)	(87,599)	(13,019)	(3,261)	46,506	(444,254)

Net Increase (Decrease) in Net Assets Resulting from Operations	54,790	109,276	(312,204)	44,793	(1,168)	(46,129)	(229,255)	(141,528)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(93,175)	(70,007)	(12,904)	(354,554)	(2,463)	0	(158,738)	(138,547)
I-2	(60,147)	(45,683)	N/A	N/A	(5,432)	0	(30,682)	(42,287)
I-3	(1,718)	(1,233)	N/A	N/A	(769)	0	(1,450)	(2,096)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(313)	(814)
Class A	(35,124)	(27,493)	N/A	N/A	(712)	0	(63,466)	(60,485)
Class C	(5,587)	(5,590)	N/A	N/A	(124)	0	(9,601)	(10,123)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(195,751)	(150,006)	(12,904)	(354,554)	(9,500)	0	(264,250)	(254,352)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	133,187	(107,564)	(233,987)	780,077	225,325	(180,731)	(20,334)	(64,526)

Total Increase (Decrease) in Net Assets	(7,774)	(148,294)	(559,095)	470,316	214,657	(226,860)	(513,839)	(460,406)

Net Assets:

Beginning of year	2,012,784	2,161,078	1,286,592	816,276	134,575	361,435	1,614,824	2,075,230
End of year	$2,005,010	$2,012,784	$727,497	$1,286,592	$349,232	$134,575	$1,100,985	$1,614,824

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows	PIMCO StocksPLUS® Long Duration Fund

Year Ended March 31, 2023
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(312,204)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(865,903)
Proceeds from sales of long-term securities	1,094,290
(Purchases) Proceeds from sales of short-term portfolio investments, net	(11,755)
(Increase) decrease in deposits with counterparty	(187)
(Increase) decrease in receivable for investments sold	(13,082)
(Increase) decrease in interest and/or dividends receivable	2,113
(Increase) decrease in dividends receivable from Affiliates	(16)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(57,185)
Proceeds from (Payments on) over the counter financial derivative instruments	(81,576)
Increase (decrease) in payable for investments purchased	34,555
Increase (decrease) in deposits from counterparty	(16,392)
Increase (decrease) in accrued investment advisory fees	(152)
Increase (decrease) in accrued supervisory and administrative fees	(105)
Proceeds from (Payments on) foreign currency transactions	(140)
Net Realized (Gain) Loss
Investments in securities	83,123
Investments in Affiliates	65
Exchange-traded or centrally cleared financial derivative instruments	35,732
Over the counter financial derivative instruments	79,839
Foreign currency	54
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	123,950
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	11,413
Over the counter financial derivative instruments	3,711
Foreign currency assets and liabilities	112
Net amortization (accretion) on investments	(1,532)

Net Cash Provided by (Used for) Operating Activities	108,727

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	205,557
Payments on shares redeemed	(454,574)
Cash distributions paid*	(237)
Proceeds from reverse repurchase agreements	5,661,684
Payments on reverse repurchase agreements	(5,518,097)
Proceeds from sale-buyback transactions	1,130,542
Payments on sale-buyback transactions	(1,135,017)

Net Cash Received from (Used for) Financing Activities	(110,142)

Net Increase (Decrease) in Cash and Foreign Currency	(1,415)

Cash and Foreign Currency:

Beginning of year	2,273
End of year	$858

* Reinvestment of distributions	$12,667

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$8,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2023	31

Schedule of Investments	PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.3%

CORPORATE BONDS & NOTES 4.6%

BANKING & FINANCE 2.9%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$2,600	$2,337

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	356

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,900	1,905

Barclays PLC
4.375% due 01/12/2026		200	193

Credit Suisse AG
6.004% (SOFRINDX + 1.260%) due 02/21/2025 ~		3,100	2,946
6.500% due 08/08/2023 (f)		4,900	4,710

Credit Suisse AG AT1 Claim ^		3,100	179

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	223

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,335
3.035% due 05/28/2032 •(g)		$500	386

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,000	1,042
2.748% due 06/14/2024	GBP	300	353
3.375% due 11/13/2025		$600	563
4.063% due 11/01/2024		200	193
5.125% due 06/16/2025		400	392

GA Global Funding Trust
5.913% (SOFRRATE + 1.360%) due 04/11/2025 ~		5,900	5,742

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	1,600	1,730
2.848% due 06/04/2031 •		$800	672
2.999% due 03/10/2026 •		11,000	10,384

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		5,200	5,087

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,200	3,178

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		3,800	3,619
4.550% due 08/16/2028		700	665

Morgan Stanley
5.050% due 01/28/2027 •		7,600	7,585

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		100	89
2.750% due 03/09/2028		700	592

Societe Generale SA
3.000% due 01/22/2030		1,100	909
4.000% due 01/12/2027		800	749

Standard Chartered PLC
0.991% due 01/12/2025 •		1,100	1,058

UBS Group AG
1.364% due 01/30/2027 •		800	703

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	900	770
1.741% due 05/04/2030 •		700	656

			62,301

INDUSTRIALS 1.5%

Broadcom, Inc.
3.187% due 11/15/2036		$36	27
3.419% due 04/15/2033		3,200	2,680
3.469% due 04/15/2034		1,250	1,028
4.000% due 04/15/2029		4,000	3,745
4.300% due 11/15/2032		600	553
4.926% due 05/15/2037		381	347

DAE Funding LLC
1.550% due 08/01/2024		1,900	1,788
1.625% due 02/15/2024		2,000	1,914
2.625% due 03/20/2025		600	565
3.375% due 03/20/2028		500	452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025	$300	$304

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	6,300	5,947
4.810% due 09/17/2030	600	544

Quanta Services, Inc.
0.950% due 10/01/2024	6,243	5,826

Sands China Ltd.
2.800% due 03/08/2027	1,600	1,374
4.875% due 06/18/2030	500	443
5.900% due 08/08/2028	500	475

T-Mobile USA, Inc.
2.875% due 02/15/2031	400	346

Warnermedia Holdings, Inc.
3.428% due 03/15/2024	1,700	1,661
3.638% due 03/15/2025	1,700	1,643
3.755% due 03/15/2027	1,700	1,602

		33,264

UTILITIES 0.2%

Enel Finance International NV
1.375% due 07/12/2026	800	713

Pacific Gas & Electric Co.
1.700% due 11/15/2023	2,800	2,732

		3,445

Total Corporate Bonds & Notes (Cost $107,118)		99,010

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
0.000% due 08/25/2039 (a)(d)	36	30
2.940% due 04/01/2035 •	57	56
3.000% due 10/25/2040	554	523
3.770% due 05/01/2038 •	146	148
3.823% due 05/25/2058 •	519	502
3.993% due 07/01/2044 •	12	11
4.069% due 12/01/2033 •	43	43
4.148% due 12/01/2036 •	23	23
4.352% due 11/01/2027 •	2	2
4.361% due 11/01/2028 •	2	2
4.478% due 07/01/2028 •	1	1
4.511% due 04/01/2028 •	1	1
4.574% due 11/01/2028 •	2	2
4.581% due 11/01/2035 •	32	32
4.965% due 03/25/2034 •	29	29
5.000% due 04/25/2033	99	99
5.095% due 05/25/2037 •	18	17
5.136% due 09/01/2034 •	14	14
5.195% due 03/25/2037 - 07/25/2037 •	34	33
5.205% due 03/25/2037 •	20	19
5.225% due 07/25/2037 •	46	45
5.245% due 09/25/2035 •	98	96
5.290% due 02/25/2037 •	40	39
5.565% due 06/25/2037 •	110	110
5.595% due 03/25/2038 - 01/25/2040 •	113	113
5.665% due 12/25/2039 •	58	58
5.745% due 07/25/2039 ~	29	29

Freddie Mac
3.488% due 06/01/2035 •	103	104
3.852% due 07/15/2040 •	274	269
3.870% due 03/15/2042 •	124	122
3.991% due 09/01/2037 •	339	346
4.000% due 11/01/2047	392	383
4.984% due 02/15/2037 •	2	2
5.000% due 12/01/2026 - 01/01/2029	51	51
5.014% due 02/15/2037 •	10	9
5.024% due 02/15/2037 •	40	39
5.234% due 07/15/2041 •	622	611
5.284% due 10/15/2037 •	38	38
5.354% due 08/15/2037 •	405	402
5.384% due 08/15/2037 •	823	818
5.394% due 10/15/2037 ~	137	137
5.404% due 05/15/2037 ~	468	467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.404% due 09/15/2037 •	$489	$487
5.434% due 08/15/2036 •	54	54
5.534% due 11/15/2039 •	15	15
5.539% due 01/15/2038 •	205	205
6.000% due 01/01/2029 - 02/01/2034	137	142
6.500% due 10/25/2043	379	395

Ginnie Mae
2.625% (H15T1Y + 1.500%) due 07/20/2023 - 08/20/2026 ~	18	17
2.625% due 07/20/2027 - 02/20/2028 •	48	48
2.750% (H15T1Y + 1.500%) due 10/20/2025 - 11/20/2025 ~	5	6
2.750% due 12/20/2027 •	10	10
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	8	8
2.875% due 04/20/2027 - 04/20/2041 •	853	852
5.316% due 12/20/2065 •	1,367	1,351
5.336% due 02/20/2066 •	1	1
5.366% due 01/20/2066 ~	213	211
5.566% due 01/20/2066 - 03/20/2066 •	3,734	3,706
5.716% due 03/20/2066 •	232	232

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	10,432	9,844
8.000% due 03/01/2030 - 08/01/2030	5	5

Uniform Mortgage-Backed Security, TBA
6.500% due 04/01/2053	24,400	25,161

Total U.S. Government Agencies (Cost $49,282)		48,625

U.S. TREASURY OBLIGATIONS 2.1%

U.S. Treasury Bonds
3.000% due 02/15/2049 (l)	4,000	3,505
4.375% due 11/15/2039 (l)	2,800	3,061

U.S. Treasury Inflation Protected Securities (e)
0.625% due 07/15/2032	1,648	1,575
0.625% due 02/15/2043	130	110
0.750% due 02/15/2045	3,939	3,360
1.000% due 02/15/2046	758	679
1.000% due 02/15/2048	243	216
1.000% due 02/15/2049	4,673	4,163

U.S. Treasury Notes
2.000% due 04/30/2024 (l)	300	292
2.625% due 12/31/2025 (j)(l)	2,000	1,936
2.875% due 09/30/2023 (j)(l)	14,720	14,592
2.875% due 11/30/2023 (j)	1,380	1,363
3.000% due 09/30/2025 (l)	4,900	4,794
3.000% due 10/31/2025 (j)	5,000	4,892

Total U.S. Treasury Obligations (Cost $48,975)		44,538

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.4%

Ashford Hospitality Trust
5.584% due 04/15/2035 •	22,894	22,272
5.934% due 04/15/2035 •	7,105	6,720

Austin Fairmont Hotel Trust
5.734% due 09/15/2032 •	3,605	3,531

BAMLL Commercial Mortgage Securities Trust
5.734% due 04/15/2036 ~	5,000	4,915
6.034% due 04/15/2036 •	3,700	3,631

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 ~	3	2
4.082% due 01/25/2034 ~	153	146
4.320% due 01/25/2034 ~	11	10
4.513% due 04/25/2033 ~	9	9

Bear Stearns ALT-A Trust
3.722% due 11/25/2036 ~	3,131	1,747
3.964% due 09/25/2035 ^~	73	45
6.420% due 01/25/2035 •	2,248	1,997

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	160	121
3.947% due 01/26/2036 ^~	230	179

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMO Mortgage Trust
3.269% due 02/17/2055 ~		$5,737	$5,059

Braemar Hotels & Resorts Trust
5.504% due 06/15/2035 •		3,200	3,078

BSREP Commercial Mortgage Trust
6.035% due 08/15/2038 ~		12,300	11,237

BWAY Mortgage Trust
5.934% due 09/15/2036 •		5,000	4,745

BX Commercial Mortgage Trust
5.384% due 04/15/2034 •		10,500	9,818

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •		24	22

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •		5,480	5,230

Commercial Mortgage Trust
3.611% due 08/10/2049 ~		2,700	2,578

Countrywide Alternative Loan Trust
5.205% due 04/25/2046 •		1,681	1,455

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 11/25/2035 ^		746	441

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	0
5.044% due 03/25/2032 ~		35	31

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		3,470	3,249

Credit Suisse Mortgage Capital Trust
1.115% due 01/25/2060 ~		1,668	1,355
1.796% due 12/27/2060 ~		2,086	1,939
3.850% due 09/25/2057 ~		3,429	3,311
6.085% due 07/15/2038 •		7,900	7,388

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.085% due 05/25/2036 •		2,485	2,157

Extended Stay America Trust
5.765% due 07/15/2038 ~		8,395	8,150
6.065% due 07/15/2038 •		10,543	10,231

Fingal Securities RMBS DAC
3.468% due 07/28/2055 •	EUR	2,345	2,543

GCAT Trust
2.650% due 10/25/2068 ~		$7,045	6,657

GreenPoint Mortgage Funding Trust
5.385% due 11/25/2045 •		126	113

GS Mortgage Securities Corp. Trust
5.784% due 12/15/2036 •		1,150	1,132
5.834% due 08/15/2032 •		8,250	7,989
6.184% due 08/15/2032 •		1,500	1,423

GS Mortgage Securities Trust
4.074% due 01/10/2047		4,500	4,420

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		2,602	2,380

GSR Mortgage Loan Trust
3.895% due 01/25/2036 ^~		17	17
5.195% due 01/25/2034 •		8	7

Hilton Orlando Trust
5.984% due 12/15/2034 •		900	874

Impac CMB Trust
5.385% due 05/25/2035 •		4,909	4,434
5.605% due 10/25/2033 •		1	1

Independence Plaza Trust
3.911% due 07/10/2035		3,300	3,086

JP Morgan Chase Commercial Mortgage Securities Trust
5.974% due 06/15/2038 •		7,000	6,509
6.200% due 11/15/2038 •		8,900	8,559

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~		139	137
3.000% due 09/25/2059 ~		2,090	1,955

Lehman Mortgage Trust
5.165% due 08/25/2036 ^•		712	493

Lehman XS Trust
5.205% due 11/25/2035 •		2,779	2,595

MASTR Adjustable Rate Mortgages Trust
3.938% due 12/25/2046 •		7,381	5,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MBRT
5.884% due 11/15/2036 •		$500	$492

Merrill Lynch Mortgage Investors Trust
5.265% due 02/25/2036 •		78	72

MHC Trust
5.534% due 05/15/2038 •		2,400	2,319

Morgan Stanley Capital Trust
5.634% due 12/15/2036 •		1,800	1,647
6.133% due 12/15/2038 •		5,125	4,636

New Orleans Hotel Trust
5.673% due 04/15/2032 •		1,900	1,820

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		1,705	1,537
1.147% due 10/25/2058 ~		244	220
1.353% due 10/25/2058 ~		174	157
2.750% due 11/25/2059 ~		2,001	1,878

New York Mortgage Trust
1.670% due 08/25/2061 þ		10,482	9,638

Prime Mortgage Trust
5.245% due 02/25/2034 •		17	17

Ripon Mortgages PLC
4.815% due 08/28/2056 •	GBP	41,689	50,925

SFO Commercial Mortgage Trust
6.184% due 05/15/2038 •		$6,400	5,466

SREIT Trust
5.781% due 10/15/2038 •		9,000	8,590

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		2,564	1,993

Starwood Mortgage Trust
5.734% due 04/15/2034 •		2,500	2,432
6.034% due 04/15/2034 •		5,400	5,237

Structured Adjustable Rate Mortgage Loan Trust
4.450% due 09/25/2035 ~		300	262
5.165% due 10/25/2035 •		1,609	1,424

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 ~		39	36
5.261% due 07/19/2035 •		143	127
5.405% due 02/25/2036 ^•		107	87

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		5,242	4,858
2.900% due 10/25/2059 ~		2,077	1,944
3.000% due 01/25/2058 ~		148	144
3.750% due 09/25/2062		5,271	4,951
5.845% due 05/25/2058 •		1,922	1,900

Trinity Square PLC
4.713% due 07/15/2059 •	GBP	6,998	8,602

TTAN
5.535% due 03/15/2038 •		$2,662	2,581

VASA Trust
5.584% due 07/15/2039 •		4,300	4,001

Verus Securitization Trust
1.020% due 04/25/2064 ~		2,102	1,875
1.277% due 04/25/2064 ~		267	239
1.380% due 04/25/2064 ~		400	357

WaMu Mortgage Pass-Through Certificates Trust
3.519% due 02/27/2034 •		102	94
4.338% due 11/25/2042 •		18	16
4.538% due 06/25/2042 •		37	33
5.425% due 10/25/2045 •		42	38

Wells Fargo Commercial Mortgage Trust
2.501% due 09/15/2031 ~		7,300	6,481
2.696% due 09/15/2031 ~		1,300	1,150

Wells Fargo Mortgage-Backed Securities Trust
4.271% due 04/25/2036 ~		1,325	1,234

Total Non-Agency Mortgage-Backed Securities (Cost $356,446)			329,096

ASSET-BACKED SECURITIES 22.5%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		991	920

Aames Mortgage Investment Trust
5.760% due 10/25/2035 •		2,200	2,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACC Auto Trust
1.080% due 04/15/2027		$711	$706

Accunia European CLO DAC
3.238% due 07/15/2030 •	EUR	1,955	2,087

ACE Securities Corp. Home Equity Loan Trust
5.165% due 10/25/2036 •		$3,098	1,185

AFC Home Equity Loan Trust
5.395% due 06/25/2028 ~		51	50

Affirm Asset Securitization Trust
1.030% due 08/17/2026		13,900	13,294

American Money Management Corp. CLO Ltd.
5.662% due 04/17/2029 •		6,163	6,163
5.809% due 11/10/2030 •		1,293	1,279
6.192% due 04/17/2029 •		14,000	13,898

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.760% due 01/25/2035 ~		681	656

Anchorage Capital CLO Ltd.
5.955% due 07/22/2032 •		2,650	2,597

Apidos CLO
5.722% due 07/17/2030 •		4,500	4,447
6.095% due 07/18/2029 •		10,500	10,341

Aqueduct European CLO DAC
2.982% due 07/20/2030 •	EUR	780	830

Arbor Realty Commercial Real Estate Notes Ltd.
5.776% due 12/15/2035 •		$6,700	6,629

AREIT Trust
5.809% due 01/16/2037 •		8,243	7,999

Ares CLO Ltd.
5.842% due 01/15/2032 •		700	690
5.865% due 04/22/2031 •		1,750	1,724

Ares European CLO DAC
3.068% due 10/15/2031 •	EUR	900	954

Argent Securities Trust
5.145% due 06/25/2036 •		$4,054	2,676

Argent Securities, Inc. Asset-Backed Pass- Through Certificates
4.273% due 06/26/2034 •		790	773

Asset-Backed Securities Corp. Home Equity Loan Trust
5.670% due 04/25/2034 •		1,162	1,079

Avant Loans Funding Trust
1.210% due 07/15/2030		5,000	4,856

Bear Stearns Asset-Backed Securities Trust
5.305% due 11/25/2036 •		815	739
5.820% due 11/25/2034 •		6,878	6,690

Benefit Street Partners CLO Ltd.
5.872% due 07/15/2032 ~		12,400	12,204

Birch Grove CLO Ltd.
5.996% due 06/15/2031 •		1,600	1,571

Black Diamond CLO DAC
3.202% due 01/20/2032 •	EUR	3,558	3,795
3.702% due 10/03/2029 •		6	6
5.804% due 10/03/2029 •		$4	4

BlueMountain Fuji EUR CLO III DAC
1.050% due 01/15/2031	EUR	500	503
3.008% due 01/15/2031 •		3,147	3,330

BNPP AM Euro CLO DAC
2.888% due 04/15/2031 •		1,150	1,207

BSPRT Issuer Ltd.
5.784% due 03/15/2036 ~		$11,200	10,934

Cairn CLO DAC
3.068% due 10/15/2031 •	EUR	600	637

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		749	794

Carlyle Global Market Strategies Euro CLO DAC
3.404% due 11/15/2031 •		1,550	1,639

Carlyle US CLO Ltd.
5.808% due 04/20/2031 •		$1,700	1,674

Catamaran CLO Ltd.
5.915% due 04/22/2030 •		2,847	2,816

Chase Funding Trust
5.585% due 10/25/2032 •		59	56

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	33

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
5.766% due 10/24/2030 •		$1,647	$1,627

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		9,700	9,701

Citigroup Mortgage Loan Trust
4.258% due 10/25/2037 þ		143	133
4.905% due 07/25/2045 •		358	251
5.005% due 12/25/2036 •		836	468
6.495% due 07/25/2037 •		387	385

Countrywide Asset-Backed Certificates
5.245% due 08/25/2034 •		438	402

Countrywide Asset-Backed Certificates Trust
4.985% due 08/25/2037 ^•		256	221
4.985% due 06/25/2047 ^•		1,329	1,176
5.045% due 06/25/2047 ^•		339	289
5.125% due 12/25/2046 •		7,419	6,753
5.385% due 03/25/2036 •		483	421
5.940% due 04/25/2036 ^•		8,900	8,297

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		56	53

Credit-Based Asset Servicing & Securitization LLC
3.948% due 06/25/2035 ~		1,995	1,895

Credit-Based Asset Servicing and Securitization LLC
6.420% due 03/25/2046 •		1,888	1,719

Dryden Euro CLO DAC
3.514% due 05/15/2034 •	EUR	3,900	4,134

Dryden Senior Loan Fund
5.812% due 04/15/2029 •		$2,468	2,454

Encina Equipment Finance LLC
0.740% due 12/15/2026		363	359

First Franklin Mortgage Loan Trust
5.145% due 08/25/2036 •		2,162	1,988
5.155% due 09/25/2036 •		3,224	2,937
5.325% due 05/25/2036 •		12,141	9,866

Foursight Capital Automobile Receivables Trust
2.600% due 01/15/2026		1,500	1,479

FREED ABS Trust
1.910% due 03/19/2029		5,411	5,317

GE-WMC Asset-Backed Pass-Through Certificates
5.485% due 12/25/2035 •		7,097	6,662

GPMT Ltd.
6.011% due 07/16/2035 •		1,253	1,230

GSAA Home Equity Trust
5.345% due 01/25/2036 •		795	293

GSAMP Trust
5.125% due 06/25/2036 •		173	165
5.745% due 11/25/2035 •		346	322
6.495% due 10/25/2034 ~		21	20

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	600	630
3.640% due 06/26/2030 •		1,046	1,109

HERA Commercial Mortgage Ltd.
5.811% due 02/18/2038 •		$1,903	1,850

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		9,600	8,994

Home Equity Mortgage Loan Asset-Backed Trust
5.105% due 08/25/2036 ~		4,040	3,765

HSI Asset Securitization Corp. Trust
5.340% due 02/25/2036 •		534	499

Invesco Euro CLO DAC
2.938% due 07/15/2031 •	EUR	400	423

JP Morgan Mortgage Acquisition Trust
5.285% due 07/25/2036 •		$2,200	1,940

Jubilee CLO DAC
3.757% due 12/15/2029 •	EUR	503	536

KVK CLO Ltd.
6.242% due 01/14/2028 ~		$1,588	1,590

LCCM Trust
5.884% due 12/13/2038 •		1,500	1,454

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		4,453	4,282

LL ABS Trust
1.070% due 05/15/2029		2,207	2,144
3.760% due 11/15/2029		4,915	4,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LMREC LLC
5.847% due 04/22/2037 •		$263	$261

Long Beach Mortgage Loan Trust
5.218% due 04/21/2031 •		3,350	3,196
5.285% due 02/25/2036 •		872	841
5.405% due 10/25/2034 •		49	45

Madison Park Funding Ltd.
5.645% due 04/22/2027 •		2,711	2,698

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	254	270

Mariner Finance Issuance Trust
1.860% due 03/20/2036		$7,800	6,944

Marlette Funding Trust
6.070% due 04/15/2033		11,400	11,397

Merrill Lynch Mortgage Investors Trust
4.995% due 08/25/2037 •		620	578

MF1 Ltd.
5.809% due 07/16/2036 •		1,100	1,076
6.874% due 11/15/2035 •		12,000	11,875

MFA Trust
2.363% due 03/25/2060 þ		599	569

MidOcean Credit CLO
5.832% due 01/29/2030 •		2,022	2,007

Morgan Stanley ABS Capital, Inc. Trust
4.955% due 12/25/2036 •		4,261	2,195
4.975% due 10/25/2036 •		84	74
5.005% due 09/25/2036 •		28	12
5.760% due 07/25/2034 •		811	795

Mountain View CLO LLC
5.832% due 01/16/2031 •		22,900	22,642
5.882% due 10/16/2029 •		1,344	1,335

Mountain View CLO Ltd.
6.165% due 10/13/2027 •		11,550	11,581

Navient Student Loan Trust
5.664% due 12/15/2059 •		3,783	3,712

Nelnet Student Loan Trust
5.695% due 02/25/2066 •		1,239	1,217

OZLM Ltd.
6.042% due 07/15/2034 ~		9,375	9,178

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		3,343	3,284
1.530% due 08/15/2029		5,115	4,989
2.030% due 10/15/2029		6,234	6,025

Palmer Square Loan Funding Ltd.
6.208% due 07/20/2029 •		14,900	14,621

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.775% due 05/25/2035 •		4,326	3,876

PRET LLC
1.744% due 07/25/2051 þ		2,094	1,956
1.868% due 07/25/2051 þ		680	632
1.992% due 02/25/2061 þ		608	572
2.487% due 07/25/2051 þ		7,382	6,983
3.721% due 07/25/2051 þ		5,525	5,208

Ready Capital Mortgage Financing LLC
5.795% due 07/25/2036 ~		6,091	5,918

Residential Asset Mortgage Products Trust
4.694% due 05/25/2035 •		2,900	2,714
5.205% due 08/25/2046 •		5,753	5,107

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	450	477

SMB Private Education Loan Trust
1.290% due 07/15/2053		$2,851	2,555
1.310% due 07/17/2051		3,120	2,779
1.340% due 03/17/2053		8,256	7,387
2.850% due 11/16/2054		5,294	4,830
5.404% due 01/15/2037 •		6,226	6,121

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,254	2,104

Sound Point CLO Ltd.
5.858% due 10/20/2028 •		884	881
6.608% due 07/20/2032 •		6,100	5,835

Soundview Home Loan Trust
5.550% due 11/25/2035 •		1,375	1,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
5.820% due 12/25/2035 •		$107	$104

Starwood Commercial Mortgage Trust
5.909% due 04/18/2038 •		6,200	5,997

Structured Asset Securities Corp. Mortgage Loan Trust
5.490% due 02/25/2036 •		1,119	1,108

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.670% due 01/25/2035 ~		2,217	2,157

Theorem Funding Trust
1.210% due 12/15/2027		1,058	1,045

THL Credit Wind River CLO Ltd.
6.442% due 04/15/2031 •		10,800	10,376

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	5,500	5,806

Towd Point Asset Trust
5.461% due 11/20/2061 •		$8,195	8,018

Upstart Securitization Trust
1.310% due 11/20/2031		2,790	2,716

Venture CLO Ltd.
5.858% due 07/20/2030 •		995	984
5.938% due 04/20/2032 •		950	939
5.983% due 08/28/2029 •		1,270	1,253

Veros Auto Receivables Trust
0.920% due 10/15/2026		794	786

Vibrant CLO Ltd.
5.913% due 06/20/2029 ~		707	700

Wellfleet CLO Ltd.
5.698% due 07/20/2029 •		7,581	7,490

Total Asset-Backed Securities (Cost $503,299)			481,695

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
5.250% due 06/23/2047 «		200	12

Total Sovereign Issues (Cost $112)			12

SHORT-TERM INSTRUMENTS 83.4%

COMMERCIAL PAPER 2.3%

BAT International Finance PLC
5.900% due 05/24/2023		700	694
5.900% due 05/30/2023		250	248
5.910% due 05/30/2023		1,100	1,090
6.000% due 05/19/2023		2,500	2,482

Conagra Brands, Inc.
5.450% due 04/06/2023		500	499
5.750% due 04/24/2023		4,050	4,035

Constellation Brands, Inc.
5.290% due 04/10/2023		1,050	1,048

Global Payments, Inc.
5.900% due 04/28/2023		5,000	4,978
5.900% due 05/01/2023		2,000	1,990

Hitachi America Capital Ltd.
5.100% due 04/06/2023		2,250	2,248

International Flavors & Fragrances, Inc.
5.950% due 04/24/2023		900	897
6.000% due 04/13/2023		2,000	1,996
6.000% due 05/01/2023 (b)		650	647
6.000% due 05/05/2023 (b)		2,700	2,686

Lowe’s Companies, Inc.
5.750% due 04/10/2023		4,500	4,494

Mondelez International, Inc.
5.120% due 04/14/2023		9,200	9,182

Quanta Services, Inc.
5.850% due 04/06/2023		1,000	999
6.050% due 04/18/2023		4,600	4,587

Southern California Edison Co.
5.850% due 04/24/2023		650	648

Walgreens Boots
5.600% due 04/10/2023		300	300
5.800% due 05/03/2023 (b)		3,500	3,482

			49,230

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 70.9%
			$1,514,419

SHORT-TERM NOTES 3.3%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/18/2023 •		$43,000	43,000
4.860% due 05/04/2023 - 05/26/2023 •		26,600	26,600

			69,600

JAPAN TREASURY BILLS 5.3%
(0.169)% due 04/24/2023 - 05/22/2023 (c)(d)	JPY	15,150,000	114,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
4.593% due 04/06/2023 - 05/25/2023 (c)(d)(j)(l)	$34,025	$33,930

Total Short-Term Instruments (Cost $1,783,476)		1,781,298

Total Investments in Securities (Cost $2,848,708)		2,784,274

Total Investments 130.3% (Cost $2,848,708)		$2,784,274

Financial Derivative Instruments (i)(k) 0.7% (Cost or Premiums, net $2,969)		14,443

Other Assets and Liabilities, net (31.0)%		(661,305)

Net Assets 100.0%		$2,137,412

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/11/2021	$ 505	$386	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.950%	03/31/2023	04/03/2023	$100	U.S. Treasury Bonds 1.750% due 08/15/2041	$(103)	$100	$100
BPS	4.910	03/31/2023	04/03/2023	697,900	U.S. Treasury Notes 0.875% - 1.375% due 01/31/2024 -11/15/2031	(713,222)	697,900	698,186
BRC	4.820	04/03/2023	04/04/2023	698,800	U.S. Treasury Bonds 4.625% due 02/15/2040	(396,186)	698,800	698,800
					U.S. Treasury Notes 3.500% due 01/31/2028	(316,672)
DEU	4.850	03/31/2023	04/03/2023	20,800	U.S. Treasury Bonds 3.000% due 02/15/2049	(21,468)	20,800	20,808
FICC	2.200	03/31/2023	04/03/2023	919	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(937)	919	919
	4.830	03/31/2023	04/03/2023	95,900	U.S. Treasury Bonds 2.000% due 11/15/2041	(97,818)	95,900	95,939

Total Repurchase Agreements						$(1,546,406)	$1,514,419	$1,514,752

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$100	$0	$0	$100	$(103)	$(3)
BPS	698,186	0	0	698,186	(713,222)	(15,036)
BRC	698,800	0	0	698,800	(712,858)	(14,058)
DEU	20,808	0	0	20,808	(21,468)	(660)
FICC	96,858	0	0	96,858	(98,755)	(1,897)

Total Borrowings and Other Financing Transactions	$1,514,752	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	3,782	$782,449	$42,606	$10,920	$0
U.S. Treasury 2-Year Note June Futures	06/2023	236	48,723	(239)	33	0
U.S. Treasury 5-Year Note June Futures	06/2023	96	10,513	(59)	22	0
U.S. Treasury Long-Term Bond June Futures	06/2023	108	14,165	648	108	0

				$42,956	$11,083	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	16	$(2,357)	$(70)	$11	$(11)
U.S. Treasury 10-Year Note June Futures	06/2023	42	(4,827)	(125)	0	(14)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	101	(14,254)	(510)	0	(136)
United Kingdom Long Gilt June Futures	06/2023	2	(255)	(7)	2	0

				$(712)	$13	$(161)

Total Futures Contracts				$42,244	$11,096	$(161)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.469%	$ 3,400	$43	$(29)	$14	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740	3,700	62	(32)	30	2	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.814	800	12	(7)	5	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406	8,600	29	(14)	15	1	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.423	4,000	29	(11)	18	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599	2,000	15	10	25	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669	300	4	0	4	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562	7,500	1,393	(508)	885	2	0

						$1,587	$(591)	$996	$6	$0

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	92	$(2)	$0	$(2)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		5,336	(193)	32	(161)	12	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		800	(67)	28	(39)	2	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		1,600	(118)	26	(92)	4	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		4,000	4	64	68	23	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		100,300	1,039	147	1,186	109	0

						$663	$297	$960	$150	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/21/2028	$4,100	$(3)	$6	$3	$0	$(13)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	3,100	31	2	33	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	5,800	725	16	741	0	(27)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	27,200	79	264	343	0	(152)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023	219,600	(2,625)	4,423	1,798	78	0
Pay	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024	119,600	0	(7,792)	(7,792)	0	(3)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024	53,900	0	(3,430)	(3,430)	8	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025	15,200	(629)	1,561	932	0	(16)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	72,100	992	6,442	7,434	0	(145)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	27,100	(1,476)	(2,542)	(4,018)	68	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030	11,300	(202)	1,587	1,385	0	(40)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030	7,700	(36)	791	755	0	(28)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	74,200	3,587	(14,162)	(10,575)	276	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	20,000	(1,348)	(2,560)	(3,908)	83	0
Receive	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031	28,000	0	4,796	4,796	0	(114)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031	11,500	0	1,906	1,906	0	(49)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050	1,100	(3)	216	213	0	(11)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	400	(3)	98	95	0	(4)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	800	(1)	247	246	0	(7)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	2,200	(13)	637	624	0	(21)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	100	0	26	26	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	1,100	(21)	279	258	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	8,700	1,665	1,587	3,252	0	(76)

						$719	$(5,602)	$(4,883)	$513	$(731)

Total Swap Agreements						$2,969	$(5,896)	$(2,927)	$669	$(731)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$11,096	$669	$11,765	$0	$(161)	$(731)	$(892)

(j)

Securities with an aggregate market value of $14,059 and cash of $49,923 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023		$85	CAD	115	$0	$0
	04/2023		4,115	GBP	3,413	95	0
	05/2023	CAD	115		$85	0	0
	05/2023	JPY	5,190,000		39,979	617	0

BPS	04/2023	CAD	626		460	0	(3)
	04/2023		$3,384	MXN	61,561	22	0
	05/2023		3,567	EUR	3,276	0	(9)
	06/2023	MXN	62,776		$3,402	0	(23)

BRC	05/2023	JPY	5,050,000		39,461	1,240	0

CBK	04/2023		$2,684	GBP	2,201	31	0

DUB	04/2023		44,626	EUR	41,237	95	0
	05/2023	EUR	41,237		$44,698	0	(94)

MBC	04/2023		$1,003	EUR	924	0	(1)

RBC	04/2023	MXN	61,321		$2,958	0	(434)
	04/2023		$62,283	GBP	50,542	66	0
	05/2023	GBP	50,542		$62,319	0	(67)
	05/2023		$3,220	MXN	60,958	136	0
	07/2023		14		267	1	0

TOR	04/2023	GBP	56,156		$67,543	0	(1,731)

UAG	04/2023	EUR	41,237		43,782	0	(939)
	04/2023	JPY	4,910,000		38,595	1,509	0
	04/2023		$303	CAD	412	2	0
	05/2023	CAD	412		$303	0	(2)

Total Forward Foreign Currency Contracts						$3,814	$(3,303)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	S&P 500 Total Return Index	10,034	5.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	$	88,210	$0	$0	$0	$0
	Receive	S&P 500 Total Return Index	10,034	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/20/2024		88,210	0	0	0	0

FAR	Receive	S&P 500 Total Return Index	25,632	5.215% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/17/2023		240,519	0	(22,941)	0	(22,941)
	Receive	S&P 500 Total Return Index	1,370	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023		12,044	0	(51)	0	(51)
	Receive	S&P 500 Total Return Index	23,238	5.100% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023		185,010	0	15,936	15,936	0

MBC	Receive	S&P 500 Total Return Index	1,738	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023		15,279	0	(66)	0	(66)
	Receive	S&P 500 Total Return Index	11,401	5.210% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/07/2023		103,189	0	(6,255)	0	(6,255)
	Receive	S&P 500 Total Return Index	955	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023		8,395	0	(36)	0	(36)

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	S&P 500 Total Return Index	17,291	5.170% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2023	$	145,013	$0	$2,521	$2,521	$0
	Receive	S&P 500 Total Return Index	29,865	5.130% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/09/2023		242,540	0	13,046	13,046	0
	Receive	S&P 500 Total Return Index	14,235	5.150% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2023		121,884	0	1,231	1,231	0

RBC	Receive	S&P 500 Total Return Index	854	5.170% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		7,508	0	(32)	0	(32)
	Receive	S&P 500 Total Return Index	854	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023		7,508	0	(32)	0	(32)
	Receive	S&P 500 Total Return Index	2,357	5.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023		20,721	0	(88)	0	(88)
	Receive	S&P 500 Total Return Index	1,060	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/21/2024		9,319	0	(39)	0	(39)

TOR	Receive	S&P 500 Total Return Index	3,622	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023		31,841	0	(135)	0	(135)

Total Swap Agreements									$0	$3,059	$32,734	$(29,675)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$712	$0	$0	$712	$0	$0	$0	$0	$712	$(650)	$62
BPS	22	0	0	22	(35)	0	0	(35)	(13)	0	(13)
BRC	1,240	0	0	1,240	0	0	0	0	1,240	(1,000)	240
CBK	31	0	0	31	0	0	0	0	31	0	31
DUB	95	0	0	95	(94)	0	0	(94)	1	0	1
FAR	0	0	15,936	15,936	0	0	(22,992)	(22,992)	(7,056)	12,833	5,777
MBC	0	0	16,798	16,798	(1)	0	(6,357)	(6,358)	10,440	785	11,225
RBC	203	0	0	203	(501)	0	(191)	(692)	(489)	(487)	(976)
TOR	0	0	0	0	(1,731)	0	(135)	(1,866)	(1,866)	1,255	(611)
UAG	1,511	0	0	1,511	(941)	0	0	(941)	570	(240)	330

Total Over the Counter	$3,814	$0	$32,734	$36,548	$(3,303)	$0	$(29,675)	$(32,978)

(l)

Securities with an aggregate market value of $14,873 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$10,920	$0	$176	$11,096
Swap Agreements	0	156	0	0	513	669

	$0	$156	$10,920	$0	$689	$11,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,814	$0	$3,814
Swap Agreements	0	0	32,734	0	0	32,734

	$0	$0	$32,734	$3,814	$0	$36,548

	$0	$156	$43,654	$3,814	$689	$48,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$161	$161
Swap Agreements	0	0	0	0	731	731

	$0	$0	$0	$0	$892	$892

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,303	$0	$3,303
Swap Agreements	0	0	29,675	0	0	29,675

	$0	$0	$29,675	$3,303	$0	$32,978

	$0	$0	$29,675	$3,303	$892	$33,870

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(61,833)	$0	$1,211	$(60,622)
Swap Agreements	0	(1,603)	0	0	2,934	1,331

	$0	$(1,603)	$(61,833)	$0	$4,145	$(59,291)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,665	$0	$13,665
Written Options	0	178	0	0	0	178
Swap Agreements	0	27	(72,913)	0	0	(72,886)

	$0	$205	$(72,913)	$13,665	$0	$(59,043)

	$0	$(1,398)	$(134,746)	$13,665	$4,145	$(118,334)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(20,132)	$0	$704	$(19,428)
Swap Agreements	0	924	0	0	(1,101)	(177)

	$0	$924	$(20,132)	$0	$(397)	$(19,605)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,474	$0	$1,474
Written Options	0	(80)	0	0	0	(80)
Swap Agreements	0	(30)	(94,074)	0	0	(94,104)

	$0	$(110)	$(94,074)	$1,474	$0	$(92,710)

	$0	$814	$(114,206)	$1,474	$(397)	$(112,315)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$62,301	$0	$62,301
Industrials	0	33,264	0	33,264
Utilities	0	3,445	0	3,445
U.S. Government Agencies	0	48,625	0	48,625
U.S. Treasury Obligations	0	44,538	0	44,538
Non-Agency Mortgage-Backed Securities	0	329,096	0	329,096
Asset-Backed Securities	0	481,695	0	481,695
Sovereign Issues	0	0	12	12
Short-Term Instruments
Commercial Paper	0	49,230	0	49,230
Repurchase Agreements	0	1,514,419	0	1,514,419
Short-Term Notes	0	69,600	0	69,600
Japan Treasury Bills	0	114,119	0	114,119
U.S. Treasury Bills	0	33,930	0	33,930

Total Investments	$0	$2,784,262	$12	$2,784,274

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$10,933	$832	$0	$11,765
Over the counter	0	36,548	0	36,548

	$10,933	$37,380	$0	$48,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(881)	0	(892)
Over the counter	0	(32,978)	0	(32,978)

	$(11)	$(33,859)	$0	$(33,870)

Total Financial Derivative Instruments	$10,922	$3,521	$0	$14,443

Totals	$10,922	$2,787,783	$12	$2,798,717

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.0%

CORPORATE BONDS & NOTES 10.7%

BANKING & FINANCE 6.5%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,300	$1,136
3.300% due 01/30/2032		1,300	1,078

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		864	732

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	2,800	2,909

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		$3,000	3,008

Barclays PLC
4.972% due 05/16/2029 •		1,400	1,351
6.252% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,784
7.125% due 06/15/2025 •(f)(g)	GBP	3,900	4,219
7.750% due 09/15/2023 •(f)(g)		$2,189	2,013

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	900	967

Credit Suisse AG AT1 Claim ^		9,300	535

Credit Suisse Group AG
3.091% due 05/14/2032 •		$1,500	1,210
3.750% due 03/26/2025		600	553

Danske Bank AS
6.214% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,400

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,300	1,265
3.547% due 09/18/2031 •		$500	410
3.961% due 11/26/2025 •		6,300	5,965

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,154

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,062

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$700	657
5.125% due 06/16/2025		400	392
5.584% due 03/18/2024		200	198

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,805

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	252
4.292% due 09/12/2026 •		1,300	1,246
4.300% due 03/08/2026		600	581
6.000% due 05/22/2027 •(f)(g)		200	181
6.500% due 03/23/2028 •(f)(g)		200	176

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		700	464
5.750% due 11/16/2026 •(f)(g)		1,100	953

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,300	3,277

Lloyds Banking Group PLC
4.550% due 08/16/2028		2,500	2,376
4.947% due 06/27/2025 •(f)(g)	EUR	200	196
7.500% due 09/27/2025 •(f)(g)		$1,845	1,716

NatWest Group PLC
2.000% due 03/04/2025 •	EUR	1,000	1,061
4.519% due 06/25/2024 •		$1,500	1,493
4.892% due 05/18/2029 •		3,500	3,364
6.684% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,098

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	17,021	1,926

Nykredit Realkredit AS
1.500% due 10/01/2053		85,720	9,687

OneMain Finance Corp.
6.125% due 03/15/2024		$700	683

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,100	948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	24,947	$2,817

RLJ Lodging Trust LP
3.750% due 07/01/2026		$1,200	1,100

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,058

Standard Chartered PLC
7.750% due 04/02/2023 •(f)(g)		400	400

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		5,700	4,608

UBS AG
5.125% due 05/15/2024 (g)		4,600	4,481

UBS Group AG
4.751% due 05/12/2028 •		7,900	7,586

VICI Properties LP
4.750% due 02/15/2028		2,700	2,562

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	700	736
2.393% due 06/02/2028 •		$19,600	17,662

			119,491

INDUSTRIALS 3.9%

Aker BP ASA
2.875% due 01/15/2026		750	710

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,600	2,314

Broadcom, Inc.
3.137% due 11/15/2035		500	385
3.187% due 11/15/2036		2,500	1,897
3.419% due 04/15/2033		3,200	2,680
3.500% due 02/15/2041		800	604

Centene Corp.
4.625% due 12/15/2029		3,000	2,824

Charter Communications Operating LLC
4.908% due 07/23/2025		2,200	2,179
6.464% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,618

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,198

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,531
2.625% due 03/20/2025		900	848
3.375% due 03/20/2028		900	813

Expedia Group, Inc.
4.625% due 08/01/2027		300	294
6.250% due 05/01/2025		176	178

Hyatt Hotels Corp.
1.800% due 10/01/2024		4,100	3,884

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		1,700	1,559

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		3,800	3,353

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	5,621
3.500% due 07/26/2026		400	375

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,043

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	444

MPLX LP
2.650% due 08/15/2030		$1,600	1,358

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,492

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,900	1,872
3.522% due 09/17/2025		800	758
4.345% due 09/17/2027		3,300	3,115
4.810% due 09/17/2030		4,900	4,440

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,600	1,439

Sands China Ltd.
3.350% due 03/08/2029		1,200	998
3.750% due 08/08/2031		1,200	965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/08/2025	$4,000	$3,902
5.900% due 08/08/2028	2,900	2,755

T-Mobile USA, Inc.
2.700% due 03/15/2032	800	674
3.375% due 04/15/2029	1,500	1,369
3.500% due 04/15/2031	1,200	1,080

Warnermedia Holdings, Inc.
4.054% due 03/15/2029	1,100	1,024
4.279% due 03/15/2032	5,200	4,646

		72,239

UTILITIES 0.3%

Pacific Gas & Electric Co.
1.700% due 11/15/2023	3,200	3,123
3.000% due 06/15/2028	1,100	978
4.550% due 07/01/2030	1,500	1,406

Sprint LLC
7.875% due 09/15/2023	400	403

		5,910

Total Corporate Bonds & Notes (Cost $217,477)		197,640

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	110

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	975	903

		1,013

ILLINOIS 0.0%

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	222

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	124

Total Municipal Bonds & Notes (Cost $1,375)		1,359

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.750% due 07/25/2042	6,217	5,792
3.777% due 05/25/2035 ~	3	3
3.993% due 07/01/2044 •	4	3
4.135% due 08/01/2033 •	3	3
4.148% due 12/01/2036 •	1	1
4.196% due 06/01/2033 •	82	82
4.231% due 01/01/2036 •	6	6
4.677% due 12/25/2036 •	6	6
5.000% due 04/25/2033	1	1
5.136% due 09/01/2034 •	1	1
5.195% due 07/25/2037 - 03/25/2044 •	39	38
5.225% due 07/25/2037 •	15	14
5.245% due 09/25/2035 •	29	29
5.255% due 09/25/2035 ~	67	66
5.565% due 06/25/2037 •	100	100
5.595% due 01/25/2040 •	274	274

Freddie Mac
4.000% due 11/01/2047 - 01/01/2048	1,949	1,900
4.338% due 02/25/2045 •	6	6
4.480% due 03/01/2034 •	24	23
4.500% due 03/01/2029	12	12
5.254% due 06/15/2041 •	40	39
5.384% due 08/15/2037 •	66	66
5.394% due 10/15/2037 ~	12	12

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.404% due 05/15/2037 ~	$36	$36
5.404% due 09/15/2037 •	42	41
5.500% due 07/01/2038	12	12

Ginnie Mae
2.750% due 11/20/2044 •	499	491
5.000% due 04/15/2036 - 09/15/2039	542	560

Ginnie Mae, TBA
5.000% due 05/01/2053	6,000	6,002

U.S. Small Business Administration
5.520% due 06/01/2024	8	8

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	14,346	13,538
5.500% due 03/01/2034 - 07/01/2035	51	52
6.000% due 08/01/2036 - 02/01/2038	45	47
6.500% due 10/01/2035 - 10/01/2036	132	136

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2053	33,800	33,128
5.000% due 05/01/2053	4,500	4,488
6.500% due 04/01/2053	11,900	12,271

Total U.S. Government Agencies (Cost $80,402)		79,287

U.S. TREASURY OBLIGATIONS 11.4%

U.S. Treasury Bonds
1.375% due 11/15/2040	10,500	7,241
3.000% due 08/15/2048	600	525
3.000% due 02/15/2049	22,200	19,449
4.625% due 02/15/2040	5,900	6,645

U.S. Treasury Inflation Protected Securities (e)
0.750% due 02/15/2045	2,796	2,384
1.000% due 02/15/2046	4,546	4,071
1.000% due 02/15/2048	7,645	6,819

U.S. Treasury Notes
0.375% due 12/31/2025 (j)	5,300	4,832
0.500% due 02/28/2026 (l)	21,900	19,911
1.750% due 05/15/2023 (j)	2,140	2,133
1.750% due 12/31/2024 (j)	13,300	12,764
2.250% due 12/31/2023 (j)	6,300	6,186
2.375% due 05/15/2029	67,500	62,999
2.625% due 12/31/2025 (j)	15,300	14,813
2.750% due 02/15/2024 (j)	4,700	4,621
3.000% due 09/30/2025 (j)	36,600	35,806

Total U.S. Treasury Obligations (Cost $232,599)		211,199

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

BAMLL Commercial Mortgage Securities Trust
6.134% due 09/15/2038 •	10,400	9,586

Banc of America Funding Trust
3.796% due 05/25/2035 ~	14	13
4.412% due 01/20/2047 ^~	30	27

Bear Stearns Adjustable Rate Mortgage Trust
4.082% due 01/25/2034 ~	11	10
4.320% due 01/25/2034 ~	1	1

Bear Stearns ALT-A Trust
3.942% due 05/25/2035 ~	91	84
3.964% due 09/25/2035 ^~	26	16
5.185% due 08/25/2036 ^•	887	747
5.185% due 04/25/2037 •	3,072	2,589

ChaseFlex Trust
5.145% due 07/25/2037 •	278	229

CIM Trust
5.500% due 08/25/2064 ~	10,391	10,541

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~	1,142	977
5.410% due 10/25/2035 •	4	4
6.170% due 09/25/2062 þ	9,756	9,710

Colony Mortgage Capital Ltd.
6.070% due 11/15/2038 •	7,075	6,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
4.698% due 08/25/2035 •		$4,277	$3,720
5.085% due 06/25/2036 •		1,117	983
5.181% due 03/20/2046 •		2,424	1,874
5.205% due 05/25/2047 ~		129	107
5.221% due 05/20/2046 ^~		59	48
6.000% due 10/25/2033		7	7
6.000% due 12/25/2034		2,411	2,161
6.000% due 12/25/2035 ^		1,742	1,297

Countrywide Home Loan Mortgage Pass-Through Trust
3.798% due 02/20/2035 ~		10	10
5.910% due 02/20/2036 ^•		8	6

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		3,470	3,249

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		4,851	4,473
2.215% due 11/25/2061 ~		906	865
2.688% due 03/25/2059 ~		1,217	1,180

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.345% due 02/25/2035 •		127	121

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	3,496	3,709

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		$16	11

Frost CMBS DAC
3.853% due 11/20/2033 •	EUR	2,491	2,592

Grifonas Finance PLC
3.513% due 08/28/2039 •		98	101

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •		$1,440	1,170

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~		18	17
3.709% due 11/25/2035 ~		12	10
3.968% due 11/25/2035 ^~		51	42
6.000% due 03/25/2037 ^		14	8

HarborView Mortgage Loan Trust
5.171% due 12/19/2036 •		976	803
5.201% due 05/19/2035 •		546	483

Impac CMB Trust
5.845% due 07/25/2033 •		3	2

IndyMac INDX Mortgage Loan Trust
5.225% due 09/25/2046 •		178	148

JP Morgan Chase Commercial Mortgage Securities Trust
6.134% due 12/15/2031 •		1,220	1,164

JP Morgan Mortgage Trust
3.661% due 08/25/2034 ~		160	155
3.902% due 11/25/2035 ^~		39	32
3.999% due 07/25/2035 ~		194	185
5.750% due 01/25/2036 ^		21	11

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ		3,750	3,452
1.750% due 04/25/2061 þ		2,460	2,307
1.750% due 07/25/2061 þ		4,132	3,823
2.250% due 07/25/2067 þ		2,090	1,910

LUXE Commercial Mortgage Trust
6.084% due 10/15/2038 ~		7,520	7,238

MASTR Adjustable Rate Mortgages Trust
3.938% due 12/25/2046 •		7,358	5,446

Merrill Lynch Mortgage Investors Trust
4.197% due 02/25/2035 ~		244	224
5.265% due 02/25/2036 •		23	21
5.345% due 11/25/2035 •		10	9
6.771% due 12/25/2032 •		1	0

Morgan Stanley Capital Trust
6.133% due 12/15/2038 •		5,100	4,613

Natixis Commercial Mortgage Securities Trust
6.084% due 08/15/2038 •		6,300	5,748

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,636	2,461

NYO Commercial Mortgage Trust
6.230% due 11/15/2038 •		8,000	7,135

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		4,028	3,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Mortgage Trust
5.245% due 02/25/2034 •		$2	$2

Residential Accredit Loans, Inc. Trust
3.677% due 10/25/2037 ~		1,205	1,026
5.185% due 01/25/2037 •		1,112	884
5.215% due 08/25/2036 •		320	278

SREIT Trust
5.781% due 10/15/2038 •		9,000	8,590

Structured Adjustable Rate Mortgage Loan Trust
4.119% due 08/25/2035 ~		22	19

Structured Asset Mortgage Investments Trust
5.261% due 07/19/2035 •		113	101

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	695	835

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•		$186	152

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~	GBP	8,567	10,472

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$5,423	5,026
3.257% due 10/25/2057 ~		4,900	4,004
5.845% due 05/25/2058 •		1,410	1,393

WaMu Mortgage Pass-Through Certificates Trust
3.519% due 02/27/2034 •		9	9
3.556% due 07/25/2037 ^~		4,663	4,156
3.838% due 03/25/2047 ^•		1,559	1,295
3.888% due 06/25/2047 •		2,476	1,923
4.138% due 02/25/2046 •		48	41
4.208% due 01/25/2046 •		3,076	2,581
4.338% due 11/25/2042 •		6	5
4.538% due 08/25/2042 •		3	3
5.215% due 05/25/2034 •		1,231	1,139
5.425% due 10/25/2045 •		9	8

Washington Mutual Mortgage Pass-Through Certificates Trust
3.968% due 11/25/2046 •		4,845	3,957

Total Non-Agency Mortgage-Backed Securities (Cost $178,980)			168,166

ASSET-BACKED SECURITIES 28.4%

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •		1,098	1,086

ACE Securities Corp. Home Equity Loan Trust
5.065% due 11/25/2036 •		2,515	1,064
5.105% due 12/25/2036 •		4,439	2,501
5.745% due 09/25/2033 •		1,879	1,780

Aegis Asset-Backed Securities Trust
5.085% due 01/25/2037 •		330	248

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.901% due 04/25/2034 ~		794	737
5.820% due 07/25/2035 •		800	727

Apex Credit CLO Ltd.
6.563% due 09/20/2029 •		4,275	4,193

AREIT Trust
6.529% due 11/17/2038 ~		2,100	2,007

Ares European CLO DAC
3.068% due 10/15/2031 •	EUR	7,100	7,522
3.192% due 04/20/2032 •		5,600	5,912

Argent Securities Trust
5.325% due 06/25/2036 •		$5,934	1,634
5.385% due 05/25/2036 ~		5,656	1,405

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.273% due 06/26/2034 •		775	759
5.605% due 02/25/2036 •		5,629	4,246

Asset-Backed Funding Certificates Trust
4.975% due 01/25/2037 •		2,008	1,395
5.895% due 03/25/2034 ^•		431	398

Asset-Backed Securities Corp. Home Equity Loan Trust
5.655% due 06/25/2034 •		3,277	3,034
5.805% due 07/25/2035 •		24	24

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
3.018% due 01/16/2031 •	EUR	11,290	$11,981

Bayview Financial Asset Trust
5.295% due 03/25/2037 •		$388	380

Bear Stearns Asset-Backed Securities Trust
3.846% due 10/25/2036 ~		183	109
5.195% due 05/25/2037 ^~		11,500	8,811
5.795% due 10/25/2037 ~		1,337	1,252

Benefit Street Partners CLO Ltd.
5.742% due 10/15/2030 •		2,669	2,642
6.292% due 10/15/2030 •		4,800	4,644

Black Diamond CLO DAC
3.634% due 05/15/2032 ~	EUR	5,300	5,622

BNC Mortgage Loan Trust
4.103% due 10/25/2036 •		$368	360

BNPP AM Euro CLO DAC
3.213% due 07/22/2032 •	EUR	7,500	7,915

BPCRE Holder LLC
7.091% due 01/16/2037 •		$4,600	4,558

Cairn CLO DAC
3.068% due 10/15/2031 •	EUR	2,400	2,547

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		4,196	4,447
3.544% due 08/15/2032 •		4,400	4,631

CarNow Auto Receivables Trust
3.440% due 07/15/2024		$93	93

CIFC Funding Ltd.
6.368% due 04/25/2033 •		3,600	3,492

CIT Mortgage Loan Trust
6.345% due 10/25/2037 •		4,100	3,932

Citigroup Mortgage Loan Trust
5.105% due 03/25/2037 •		797	674
5.165% due 09/25/2036 •		3,875	2,809
5.365% due 03/25/2036 •		4,221	3,751

Countrywide Asset-Backed Certificates
5.245% due 02/25/2037 ~		814	739

Countrywide Asset-Backed Certificates Trust
4.204% due 05/25/2036 •		1,792	1,722
4.985% due 05/25/2037 ~		2,243	2,052
4.985% due 07/25/2037 ^~		1,124	1,101
4.985% due 06/25/2047 ^•		947	838
4.995% due 04/25/2047 ^•		17	17
5.095% due 02/25/2036 •		718	645
5.095% due 06/25/2047 •		1,140	1,091
5.105% due 12/25/2036 ^•		1,367	1,231
5.135% due 10/25/2047 •		4,100	3,559
5.245% due 08/25/2036 •		490	488
5.365% due 12/25/2036 ^•		3,331	3,086

Credit Suisse First Boston Mortgage Securities Corp.
5.465% due 01/25/2032 •		3	3

Credit-Based Asset Servicing & Securitization Trust
3.485% due 07/25/2036 •		1,731	1,609

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	6,200	6,558

Dryden Euro CLO DAC
3.514% due 05/15/2034 •		3,800	4,028

ECMC Group Student Loan Trust
5.845% due 07/25/2069 •		$1,767	1,722

Ellington Loan Acquisition Trust
5.945% due 05/25/2037 •		983	938

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •	EUR	2,400	2,534

First Franklin Mortgage Loan Trust
4.955% due 12/25/2037 •		$863	802
5.145% due 08/25/2036 •		2,080	1,912
5.325% due 05/25/2036 •		1,900	1,544

First NLC Trust
5.580% due 02/25/2036 •		14,622	12,296

FREED ABS Trust
1.010% due 11/20/2028		1,868	1,857
1.910% due 03/19/2029		5,566	5,469

Fremont Home Loan Trust
4.905% due 01/25/2037 ~		7	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Galaxy CLO Ltd.
5.762% due 10/15/2030 •		$1,579	$1,564

Gallatin CLO Ltd.
5.729% due 07/15/2031 •		3,850	3,710

GE-WMC Asset-Backed Pass-Through Certificates
5.485% due 12/25/2035 •		7,310	6,862

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		7,085	7,010

GSAMP Trust
5.145% due 08/25/2036 •		1,832	1,797
5.145% due 09/25/2036 ~		2,157	784
5.245% due 01/25/2047 •		852	448
5.535% due 11/25/2035 •		1,739	1,705
5.745% due 11/25/2035 •		274	255

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		1,650	1,623

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	2,100	2,207
3.022% due 10/20/2031 •		5,200	5,475

Home Equity Mortgage Loan Asset-Backed Trust
5.015% due 04/25/2037 •		$9,459	6,521

HSI Asset Securitization Corp. Trust
4.995% due 12/25/2036 •		6,237	5,506
5.310% due 03/25/2036 •		15,966	14,224

JP Morgan Mortgage Acquisition Trust
5.115% due 07/25/2036 •		961	798
5.115% due 08/25/2036 ~		1,100	970
5.145% due 03/25/2037 ~		5,503	4,878

KKR CLO Ltd.
5.735% due 07/18/2030 •		2,686	2,660
5.952% due 07/15/2034 •		2,250	2,202
6.395% due 07/18/2030 •		5,200	5,086

LCM LP
6.298% due 07/19/2027 ~		4,600	4,547

LL ABS Trust
3.760% due 11/15/2029		2,736	2,690

Long Beach Mortgage Loan Trust
5.405% due 10/25/2034 •		12	11
5.760% due 08/25/2035 ~		2,200	1,927

M360 Ltd.
7.002% due 11/22/2038 •		3,800	3,754

Madison Park Euro Funding DAC
3.189% due 10/25/2030 ~	EUR	2,399	2,548

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •		973	1,035

Marlette Funding Trust
5.180% due 11/15/2032		$4,683	4,650
5.950% due 11/15/2032		3,200	3,144

MASTR Asset-Backed Securities Trust
5.045% due 11/25/2036 •		7,544	4,540

Merrill Lynch Mortgage Investors Trust
5.385% due 01/25/2037 •		8,222	7,744

MF1 Ltd.
6.310% due 02/19/2037 •		8,700	8,485

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 02/25/2037 ~		1,843	1,649
4.985% due 05/25/2037 •		419	367
5.025% due 02/25/2037 •		1,462	490
5.060% due 03/25/2037 •		8,737	3,595
5.145% due 06/25/2036 •		1,483	764
5.205% due 02/25/2037 •		9,234	3,109
5.305% due 09/25/2036 •		738	329
5.775% due 07/25/2035 ~		3,054	2,931

Morgan Stanley Mortgage Loan Trust
5.025% due 12/25/2036 •		2,270	894

Nassau Ltd.
5.942% due 10/15/2029 •		1,915	1,907

Oaktree CLO Ltd.
5.928% due 10/20/2032 ~		4,600	4,500

Option One Mortgage Loan Trust
4.945% due 07/25/2036 •		2,490	1,113
4.975% due 07/25/2037 •		3,171	2,009

OZLM Ltd.
6.258% due 07/20/2032 ~		3,700	3,603
6.508% due 07/20/2032 •		2,250	2,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		$798	$784
4.970% due 01/15/2030		2,275	2,242
6.060% due 03/15/2030		14,641	14,555

Palmer Square European Loan Funding DAC
3.018% due 07/15/2031 •	EUR	5,794	6,111
3.068% due 04/15/2031 •		6,840	7,286

Popular ABS Mortgage Pass-Through Trust
5.340% due 07/25/2036 •		$1,415	1,319

PRET LLC
1.744% due 07/25/2051 þ		2,154	2,012
1.843% due 09/25/2051 þ		5,867	5,456
1.868% due 07/25/2051 þ		2,295	2,133
1.992% due 02/25/2061 þ		2,067	1,944
2.487% due 10/25/2051 ~		833	786
2.487% due 10/25/2051 þ		4,233	3,997
3.721% due 07/25/2051 þ		5,612	5,290
5.240% due 04/25/2052 þ		4,352	4,158

Providus CLO DAC
3.038% due 07/15/2031 •	EUR	2,800	2,952

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		$1,979	1,761
4.320% due 09/25/2030		1,681	1,551
5.380% due 11/25/2030		6,322	6,207

Residential Asset Mortgage Products Trust
4.694% due 05/25/2035 •		3,017	2,823

Residential Asset Securities Corp. Trust
5.505% due 12/25/2035 ~		10,019	9,510
5.550% due 11/25/2035 •		13,000	12,420

Saxon Asset Securities Trust
5.520% due 11/25/2037 •		2,843	2,690

Sculptor European CLO DAC
3.078% due 01/14/2032 •	EUR	11,100	11,785

Securitized Asset-Backed Receivables LLC Trust
4.935% due 05/25/2037 •		$9,894	5,961
5.345% due 05/25/2036 •		2,572	1,385

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	3,100	3,284

SMB Private Education Loan Trust
2.850% due 11/16/2054		$11,773	10,742
4.550% due 02/16/2055		6,800	6,405

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,220	3,005

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~		564	556

Soundview Home Loan Trust
5.310% due 02/25/2036 •		2,924	2,649
5.685% due 08/25/2035 ^~		2,989	2,591
5.925% due 07/25/2035 ~		2,037	2,002

Starwood Mortgage Trust
6.358% due 11/15/2038 •		13,200	12,752

Structured Asset Investment Loan Trust
4.995% due 09/25/2036 •		281	270

Structured Asset Securities Corp. Mortgage Loan Trust
5.495% due 04/25/2031 •		4,830	4,665

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		2,148	2,120

TCI-Symphony CLO Ltd.
6.365% due 10/13/2032 •		6,330	6,146

Theorem Funding Trust
1.210% due 12/15/2027		821	812

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	5,400	5,701

Trestles CLO Ltd.
5.985% due 07/21/2034 •		$2,250	2,193

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		1,685	1,622

Venture CLO Ltd.
5.828% due 04/20/2029 •		2,017	2,009
5.983% due 08/28/2029 •		5,228	5,161
6.202% due 07/30/2032 •		4,300	4,151
6.552% due 07/30/2032 •		5,200	4,925

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Asset-Backed Certificates WaMu Trust
5.015% due 07/25/2047 •	$1,425	$1,015

Total Asset-Backed Securities (Cost $555,335)		525,851

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ	1,223	355
1.000% due 07/09/2029	307	86
1.500% due 07/09/2035 þ	2,698	701
3.500% due 07/09/2041 þ	9,150	2,571

Brazil Government International Bond
4.750% due 01/14/2050	2,644	1,962

Russia Government International Bond
5.250% due 06/23/2047 «	400	24

Total Sovereign Issues (Cost $9,750)		5,699

	SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Truist Financial Corp.
4.950% due 09/01/2025 •(f)	2,300,000	2,153

Total Preferred Securities (Cost $2,343)		2,153

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 51.6%

COMMERCIAL PAPER 2.3%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	$5,000	4,996
5.000% due 04/11/2023	3,600	3,594

BAT International Finance PLC
5.900% due 05/30/2023	850	842
5.910% due 05/30/2023	2,000	1,982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
5.450% due 04/06/2023	$300	$300
5.750% due 04/24/2023	4,600	4,583

Crown Castle, Inc.
5.740% due 04/11/2023	3,000	2,995

Edison International
5.550% due 05/19/2023	2,000	1,986

Global Payments, Inc.
5.900% due 05/01/2023	1,050	1,045

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	1,200	1,199
6.000% due 05/05/2023 (a)	2,000	1,990

NextEra Energy Capital Holdings, Inc.
5.600% due 05/08/2023	5,150	5,120

Southern California Edison Co.
5.400% due 04/10/2023	550	549
5.500% due 04/26/2023	500	498

Transcanada Pipelines Ltd.
4.980% due 04/03/2023	1,100	1,099
4.980% due 04/06/2023	5,000	4,996

Walgreens Boots
5.800% due 05/03/2023 (a)	5,000	4,975

		42,749

REPURCHASE AGREEMENTS (h) 39.7%
		734,576

SHORT-TERM NOTES 4.7%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/18/2023 •	41,700	41,700
4.860% due 05/04/2023 - 05/26/2023 •	44,500	44,500

		86,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.2%
(0.170)% due 05/22/2023 (c)(d)	JPY	5,330,000	$40,151

U.S. TREASURY BILLS 2.7%
4.676% due 04/06/2023 - 05/25/2023 (c)(d)(j)(l)		$50,825	50,605

Total Short-Term Instruments (Cost $954,708)			954,281

Total Investments in Securities (Cost $2,232,969)			2,145,635

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short Asset Portfolio		8,426,498	80,878

PIMCO Short-Term Floating NAV Portfolio III		16,089	156

Total Short-Term Instruments (Cost $84,481)			81,034

Total Investments in Affiliates (Cost $84,481)			81,034

Total Investments 120.4% (Cost $2,317,450)			$2,226,669

Financial Derivative Instruments (i)(k) (1.1)% (Cost or Premiums, net $7,346)			(20,548)

Other Assets and Liabilities, net (19.3)%			(357,153)

Net Assets 100.0%			$1,848,968

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	4.920%	03/31/2023	04/03/2023	$26,100	U.S. Treasury Bonds 4.750% due 02/15/2041	$(26,879)	$26,100	$26,111
BPS	4.820	04/03/2023	04/04/2023	338,800	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(345,612)	338,800	338,800
BRC	4.890	03/31/2023	04/03/2023	347,600	U.S. Treasury Bonds 3.250% - 4.500% due 08/15/2039 -05/15/2042	(357,549)	347,600	347,741
DEU	4.850	03/31/2023	04/03/2023	21,700	U.S. Treasury Notes 2.750% due 07/31/2027	(22,295)	21,700	21,709
FICC	2.200	03/31/2023	04/03/2023	176	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(180)	176	176
JPS	4.880	04/03/2023	04/04/2023	200	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(204)	200	200

Total Repurchase Agreements						$(752,719)	$734,576	$734,737

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$26,111	$0	$0	$26,111	$(26,879)	$(768)
BPS	338,800	0	0	338,800	(345,612)	(6,812)
BRC	347,741	0	0	347,741	(357,549)	(9,808)
DEU	21,709	0	0	21,709	(22,295)	(586)
FICC	176	0	0	176	(180)	(4)
JPS	200	0	0	200	(204)	(4)

Total Borrowings and Other Financing Transactions	$734,737	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	2,959	$612,180	$33,804	$8,544	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	106	14,959	652	143	0

				$34,456	$8,687	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	65	$(9,576)	$(285)	$46	$(44)
Euro-Buxl 30-Year Bond June Futures	06/2023	26	(3,972)	(242)	19	(31)
U.S. Treasury 2-Year Note June Futures	06/2023	354	(73,084)	(809)	0	(50)
U.S. Treasury 5-Year Note June Futures	06/2023	716	(78,408)	(531)	0	(162)
U.S. Treasury 10-Year Note June Futures	06/2023	625	(71,826)	(2,086)	0	(215)

				$(3,953)	$65	$(502)

Total Futures Contracts				$30,503	$8,752	$(502)

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.620%	$		900	$14	$(8)	$6	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740			3,000	49	(24)	25	1	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406			2,800	8	(3)	5	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599			2,400	18	12	30	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669			300	4	(1)	3	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562			7,900	1,572	(640)	932	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147		EUR	4,300	29	(35)	(6)	2	0

								$1,694	$(699)	$995	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$4,232	$(155)	$(8)	$(163)	$10	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	92	(3)	1	(2)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	8,648	(313)	51	(262)	20	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	1,200	(101)	42	(59)	3	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	2,700	(199)	44	(155)	6	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	1,287	124	(82)	42	6	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	1,089	(12)	39	27	6	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	10,200	(43)	183	140	62	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	13,600	(13)	244	231	75	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	900	20	(7)	13	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	9,900	243	(103)	140	7	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	2,000	45	(17)	28	2	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	1,200	12	5	17	1	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	108,000	867	431	1,298	107	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	214,100	1,620	912	2,532	232	0

					$2,092	$1,735	$3,827	$537	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	70,900	$(2,792)	$(484)	$(3,276)	$0	$(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		24,700	1,714	242	1,956	0	(56)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		4,600	(27)	30	3	0	(14)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		3,400	15	22	37	0	(15)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		39,600	574	(75)	499	0	(221)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		11,900	2,765	151	2,916	0	(118)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		131,000	37	4,255	4,292	50	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		5,500	163	(588)	(425)	9	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		27,400	(88)	(2,588)	(2,676)	48	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	1,569	1,416	0	(191)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		93,600	2,292	(11,147)	(8,855)	214	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	2,449	2,451	0	(132)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		88,500	(5,227)	(7,896)	(13,123)	222	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		36,600	(107)	4,594	4,487	0	(130)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2035		82,800	(1,207)	20,165	18,958	0	(462)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		28,300	5,758	4,821	10,579	0	(246)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	33,600	(236)	388	152	15	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		15,000	132	(207)	(75)	0	(15)

							$3,615	$15,701	$19,316	$558	$(1,605)

Total Swap Agreements							$7,401	$16,737	$24,138	$1,101	$(1,605)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,984	$1,106	$10,090	$0	$(502)	$(1,605)	$(2,107)

(j)

Securities with an aggregate market value of $50,787 and cash of $26,830 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $232 for closed futures and unsettled variation margin asset of $5 for closed swap agreements is outstanding at period end.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	2,644		$392	$7	$0
	04/2023	DKK	48,507		6,917	0	(144)
	05/2023	JPY	5,330,000		41,057	634	0
	05/2023		$126	ZAR	2,319	3	0

BPS	04/2023	DKK	35		$5	0	0
	04/2023	EUR	814		869	0	(14)
	04/2023		$6,595	DKK	45,402	14	0
	04/2023		9	KRW	11,991	0	0
	05/2023	DKK	45,318		$6,595	0	(14)
	05/2023		$1,534	EUR	1,409	0	(4)
	06/2023	KRW	11,939		$9	0	0

BRC	04/2023	HKD	1,127		145	1	0
	05/2023	DKK	24,497		3,583	10	0

CBK	04/2023		52,963		7,528	0	(182)
	04/2023		$4,595	DKK	31,526	0	(5)
	05/2023	DKK	31,467		$4,595	5	0

DUB	04/2023	BRL	23,146		4,556	0	(11)
	04/2023		$4,341	BRL	23,146	226	0
	04/2023		135,444	EUR	125,156	288	0
	05/2023	EUR	125,156		$135,661	0	(284)
	07/2023	BRL	23,520		4,341	0	(221)

GLM	04/2023		22,961		4,233	0	(297)
	04/2023		$4,520	BRL	22,961	11	0
	04/2023		174	ZAR	3,170	4	0

MBC	04/2023	TRY	4,478		$230	3	0
	04/2023		$3,707	EUR	3,452	37	0
	04/2023		3,450	GBP	2,842	55	0
	05/2023	CNH	839		$125	3	0
	05/2023		$43	ZAR	813	2	0

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

MYI	04/2023	KRW	24,592		$20	$1	$0

RBC	04/2023		$16,749	GBP	13,592	18	0
	05/2023	GBP	13,592		$16,759	0	(18)
	05/2023		$95	MXN	1,804	4	0

SCX	04/2023	KRW	47,573		$39	2	0

TOR	04/2023	GBP	16,434		19,766	0	(507)

UAG	04/2023	EUR	127,794		135,681	0	(2,911)

Total Forward Foreign Currency Contracts						$1,328	$(4,612)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$215	$(55)	$53	$0	$(2)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	S&P 500 Total Return Index	30,650	5.215% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/17/2023	$287,606	$0	$(27,369)	$0	$(27,369)
	Receive	S&P 500 Total Return Index	4,693	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	41,257	0	(176)	0	(176)
	Receive	S&P 500 Total Return Index	25,210	5.100% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023	200,710	0	17,288	17,288	0
MBC	Receive	S&P 500 Total Return Index	103	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023	905	0	(4)	0	(4)
	Receive	S&P 500 Total Return Index	1,832	5.150% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023	16,105	0	(69)	0	(69)
	Receive	S&P 500 Total Return Index	31,203	5.210% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/07/2023	282,415	0	(17,118)	0	(17,118)
	Receive	S&P 500 Total Return Index	3,447	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023	30,303	0	(128)	0	(128)
	Receive	S&P 500 Total Return Index	32,046	5.150% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2023	274,387	0	2,772	2,772	0
RBC	Receive	S&P 500 Total Return Index	100	5.170% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023	879	0	(4)	0	(4)
	Receive	S&P 500 Total Return Index	2,590	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	22,769	0	(97)	0	(97)
	Receive	S&P 500 Total Return Index	88	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/21/2024	774	0	(3)	0	(3)
TOR	Receive	S&P 500 Total Return Index	9,006	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	79,173	0	(337)	0	(337)

								$0	$(25,245)	$20,060	$(45,305)

Total Swap Agreements								$(55)	$(25,192)	$20,060	$(45,307)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$644	$0	$0	$644	$(144)	$0	$(2)	$(146)	$498	$(440)	$58
BPS	14	0	0	14	(32)	0	0	(32)	(18)	0	(18)
BRC	11	0	0	11	0	0	0	0	11	0	11
CBK	5	0	0	5	(187)	0	0	(187)	(182)	0	(182)
DUB	514	0	0	514	(516)	0	0	(516)	(2)	0	(2)
FAR	0	0	17,288	17,288	0	0	(27,545)	(27,545)	(10,257)	16,502	6,245
GLM	15	0	0	15	(297)	0	0	(297)	(282)	270	(12)
MBC	100	0	2,772	2,872	0	0	(17,319)	(17,319)	(14,447)	23,847	9,400
MYI	1	0	0	1	0	0	0	0	1	0	1
RBC	22	0	0	22	(18)	0	(104)	(122)	(100)	(430)	(530)
SCX	2	0	0	2	0	0	0	0	2	0	2
TOR	0	0	0	0	(507)	0	(337)	(844)	(844)	(760)	(1,604)
UAG	0	0	0	0	(2,911)	0	0	(2,911)	(2,911)	3,723	812

Total Over the Counter	$1,328	$0	$20,060	$21,388	$(4,612)	$0	$(45,307)	$(49,919)

(l)

Securities with an aggregate market value of $44,342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$8,776	$0	$208	$8,984
Swap Agreements	0	548	0	0	558	1,106

	$0	$548	$8,776	$0	$766	$10,090

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,328	$0	$1,328
Swap Agreements	0	0	20,060	0	0	20,060

	$0	$0	$20,060	$1,328	$0	$21,388

	$0	$548	$28,836	$1,328	$766	$31,478

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$502	$502
Swap Agreements	0	0	0	0	1,605	1,605

	$0	$0	$0	$0	$2,107	$2,107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,612	$0	$4,612
Swap Agreements	0	2	45,305	0	0	45,307

	$0	$2	$45,305	$4,612	$0	$49,919

	$0	$2	$45,305	$4,612	$2,107	$52,026

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(61,878)	$0	$43,517	$(18,361)
Swap Agreements	0	(2,682)	0	0	(55,919)	(58,601)

	$0	$(2,682)	$(61,878)	$0	$(12,402)	$(76,962)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,349	$0	$23,349
Purchased Options	0	0	0	0	3,730	3,730
Written Options	0	579	0	0	(4,736)	(4,157)
Swap Agreements	0	8	(62,964)	0	0	(62,956)

	$0	$587	$(62,964)	$23,349	$(1,006)	$(40,034)

	$0	$(2,095)	$(124,842)	$23,349	$(13,408)	$(116,996)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(8,700)	$0	$(17,471)	$(26,171)
Swap Agreements	0	4,665	0	0	47,575	52,240

	$0	$4,665	$(8,700)	$0	$30,104	$26,069

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,193)	$0	$(8,193)
Purchased Options	0	0	0	0	(2,033)	(2,033)
Written Options	0	(302)	0	0	2,495	2,193
Swap Agreements	0	(11)	(144,498)	0	0	(144,509)

	$0	$(313)	$(144,498)	$(8,193)	$462	$(152,542)

	$0	$4,352	$(153,198)	$(8,193)	$30,566	$(126,473)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$119,491	$0	$119,491
Industrials	0	72,239	0	72,239
Utilities	0	5,910	0	5,910
Municipal Bonds & Notes
California	0	1,013	0	1,013
Illinois	0	222	0	222
Nevada	0	124	0	124
U.S. Government Agencies	0	79,287	0	79,287
U.S. Treasury Obligations	0	211,199	0	211,199
Non-Agency Mortgage-Backed Securities	0	168,166	0	168,166
Asset-Backed Securities	0	525,851	0	525,851
Sovereign Issues	0	5,675	24	5,699
Preferred Securities
Financials	0	2,153	0	2,153
Short-Term Instruments
Commercial Paper	0	42,749	0	42,749
Repurchase Agreements	0	734,576	0	734,576
Short-Term Notes	0	86,200	0	86,200
Japan Treasury Bills	0	40,151	0	40,151
U.S. Treasury Bills	0	50,605	0	50,605

	$0	$2,145,611	$24	$2,145,635

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$81,034	$0	$0	$81,034

Total Investments	$81,034	$2,145,611	$24	$2,226,669

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,609	1,244	0	9,853
Over the counter	0	21,388	0	21,388

	$8,609	$22,632	$0	$31,241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(75)	(2,032)	0	(2,107)
Over the counter	0	(49,919)	0	(49,919)

	$(75)	$(51,951)	$0	$(52,026)

Total Financial Derivative Instruments	$8,534	$(29,319)	$0	$(20,785)

Totals	$89,568	$2,116,292	$24	$2,205,884

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.8%

CORPORATE BONDS & NOTES 4.9%

BANKING & FINANCE 4.4%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$191

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	200	208

Barclays PLC
4.375% due 03/15/2028 •(d)(e)		$200	137
7.125% due 06/15/2025 •(d)(e)	GBP	700	757

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	250	269

Credit Suisse Group AG
3.750% due 03/26/2025		$209	193

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		1,000	1,001

ING Groep NV
4.250% due 05/16/2031 •(d)(e)		300	199
5.750% due 11/16/2026 •(d)(e)		300	260

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	199

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		500	465

NatWest Group PLC
6.684% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,799

UBS Group AG
4.751% due 05/12/2028 •		1,200	1,152

VICI Properties LP
4.750% due 02/15/2028		400	380

			7,210

INDUSTRIALS 0.5%

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		300	270

Sands China Ltd.
3.350% due 03/08/2029		400	332
3.750% due 08/08/2031		400	322

			924

Total Corporate Bonds & Notes (Cost $8,802)			8,134

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
4.000% due 04/25/2042		493	483
5.195% due 07/25/2037 •		1	1
5.225% due 07/25/2037 •		1	1
5.245% due 09/25/2035 •		2	2
5.255% due 09/25/2035 ~		5	5
5.565% due 06/25/2037 •		8	8

Freddie Mac
4.000% due 07/15/2042		427	412
5.000% due 03/01/2038		105	108
5.254% due 06/15/2041 •		40	40
5.384% due 08/15/2037 •		8	8
5.394% due 10/15/2037 ~		1	1
5.404% due 05/15/2037 ~		5	5
5.404% due 09/15/2037 •		5	5
5.500% due 07/01/2028 - 07/01/2038		21	20

Ginnie Mae
3.500% due 01/15/2042 - 06/15/2045		227	221
5.000% due 08/15/2038 -05/15/2039		33	35
5.140% due 11/20/2062 •		147	147
6.000% due 08/15/2037		15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Small Business Administration
4.430% due 05/01/2029	$5	$5
5.290% due 12/01/2027	1	1
6.220% due 12/01/2028	1	1

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 08/01/2048	2,390	2,254
4.000% due 07/01/2025 - 09/01/2025	7	7
4.500% due 06/01/2023 - 10/01/2041	112	113
5.500% due 01/01/2033 - 09/01/2041	345	355
6.000% due 07/01/2036 - 05/01/2041	113	118
6.500% due 10/01/2035	7	7

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2053	100	93
4.500% due 05/01/2053	5,300	5,195

Total U.S. Government Agencies (Cost $9,857)		9,666

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Bonds
3.625% due 02/15/2053	1,700	1,688
3.875% due 02/15/2043	2,100	2,119

Total U.S. Treasury Obligations (Cost $3,724)		3,807

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

American Home Mortgage Assets Trust
5.035% due 10/25/2046 •	2,090	1,121

BCAP LLC Trust
4.047% due 03/27/2037 ~	160	129

Bear Stearns ALT-A Trust
3.386% due 11/25/2035 ^~	1,308	1,135
5.165% due 02/25/2034 •	6	5
5.165% due 06/25/2046 ^•	244	201
5.185% due 04/25/2037 •	202	170

ChaseFlex Trust
5.145% due 07/25/2037 •	945	778

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.075% due 07/25/2036 •	91	80

Citigroup Mortgage Loan Trust
3.558% due 06/25/2036 ^~	19	17
6.170% due 09/25/2062 þ	1,052	1,047

Countrywide Alternative Loan Trust
3.638% due 03/25/2047 ^•	1,080	915
4.138% due 02/25/2036 •	5	4
5.165% due 02/25/2047 •	8	7
5.195% due 05/25/2037 ^•	546	193
5.205% due 05/25/2047 ~	47	39
5.325% due 08/25/2047 •	896	712
6.000% due 12/25/2034	606	543

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~	2	2

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	143	136

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.145% due 03/25/2037 ^•	280	258

First Horizon Mortgage Pass-Through Trust
4.282% due 11/25/2037 ^~	111	94

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	1,400	1,394

GSR Mortgage Loan Trust
4.324% due 09/25/2035 ~	6	5
6.000% due 03/25/2037 ^	1	1
6.250% due 10/25/2036 ^	79	71

IndyMac INDX Mortgage Loan Trust
5.245% due 11/25/2046 •	622	538
5.385% due 10/25/2036 •	151	63

InTown Mortgage Trust
8.113% due 08/15/2039 •	1,300	1,289

JP Morgan Mortgage Trust
3.757% due 07/25/2035 ~	140	128
3.848% due 08/25/2034 ~	5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
5.245% due 10/25/2046 •		$2,532	$2,163

Merrill Lynch Mortgage Investors Trust
3.909% due 09/25/2035 ^~		15	12

Morgan Stanley Mortgage Loan Trust
5.125% due 01/25/2036 •		274	145

New York Mortgage Trust
5.250% due 07/25/2062 þ		666	630

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		2	1

Residential Accredit Loans, Inc. Trust
4.498% due 09/25/2045 •		6	6
5.185% due 01/25/2037 •		235	186
5.215% due 08/25/2036 •		70	61
6.000% due 03/25/2037 ^		746	627

Structured Adjustable Rate Mortgage Loan Trust
5.145% due 02/25/2037 •		112	104

Structured Asset Mortgage Investments Trust
5.105% due 03/25/2037 •		3	1

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	298	358

Wachovia Mortgage Loan Trust LLC
4.182% due 10/20/2035 ~		$28	26

WaMu Mortgage Pass-Through Certificates Trust
3.056% due 01/25/2037 ^~		46	37
3.680% due 08/25/2046 ^~		334	288
4.058% due 09/25/2046 ^•		680	582
4.138% due 02/25/2046 •		13	12
4.338% due 11/25/2042 •		8	7

Total Non-Agency Mortgage-Backed Securities (Cost $16,875)			16,326

ASSET-BACKED SECURITIES 32.9%

ACE Securities Corp. Home Equity Loan Trust
5.125% due 07/25/2036 •		335	252
9.345% due 08/25/2040 ^•		691	611

Apex Credit CLO Ltd.
6.563% due 09/20/2029 •		700	687

Arbor Realty Commercial Real Estate Notes Ltd.
7.227% due 05/15/2037 •		600	582
7.727% due 05/15/2037 •		600	583

AREIT Trust
6.985% due 06/17/2039 •		1,500	1,498
7.537% due 06/17/2039 ~		1,300	1,284

Argent Securities Trust
5.145% due 07/25/2036 •		516	446
5.165% due 05/25/2036 •		2,891	718

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.831% due 01/25/2034 •		362	326

Asset-Backed Securities Corp. Home Equity Loan Trust
5.805% due 07/25/2035 •		6	6

Bear Stearns Asset-Backed Securities Trust
5.165% due 08/25/2036 •		98	93

BPCRE Holder LLC
7.091% due 01/16/2037 •		700	694

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		760	760
5.208% due 09/15/2025 •		544	544

Carlyle Euro CLO DAC
3.544% due 08/15/2032 •	EUR	700	737

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		$600	601

CarNow Auto Receivables Trust
3.440% due 07/15/2024		15	15

Citibank Credit Card Issuance Trust
5.049% due 06/09/2025 •		800	800

Citigroup Mortgage Loan Trust
5.165% due 09/25/2036 •		912	661

Countrywide Asset-Backed Certificates Trust
4.639% due 01/25/2037 •		4,180	3,794
5.045% due 09/25/2047 ^•		346	319
5.325% due 03/25/2036 •		76	67

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.880% due 12/25/2035 •		$770	$727
5.910% due 07/25/2035 •		277	273

CVC Cordatus Loan Fund DAC
3.587% due 09/15/2031 •	EUR	500	528

Ellington Loan Acquisition Trust
5.895% due 05/25/2037 ~		$350	332

Enterprise Fleet Financing LLC
5.330% due 03/20/2024		381	381

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		1,800	1,734

Gallatin CLO Ltd.
5.729% due 07/15/2031 •		600	578

GM Financial Consumer Automobile Receivables Trust
5.158% due 09/16/2025 •		779	779

GSAMP Trust
4.915% due 12/25/2036 ~		4	2
5.075% due 01/25/2037 •		902	723

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		300	295

HSI Asset Securitization Corp. Trust
4.985% due 01/25/2037 ~		482	376

KKR CLO Ltd.
6.192% due 04/15/2031 •		400	387
6.395% due 07/18/2030 •		800	782

LCM LP
6.298% due 07/19/2027 ~		700	692

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	500	471
3.988% due 10/15/2032 •		1,000	1,039

Marlette Funding Trust
5.180% due 11/15/2032		$535	531
5.950% due 11/15/2032		300	295
6.070% due 04/15/2033		1,000	1,000

MASTR Asset-Backed Securities Trust
4.895% due 01/25/2037 •		5	1

Merrill Lynch Mortgage Investors Trust
5.145% due 08/25/2037 •		1,094	572
5.365% due 02/25/2037 ~		1,971	587

MF1 Ltd.
6.310% due 02/19/2037 •		1,300	1,268

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 01/25/2037 •		2,080	1,022
5.060% due 03/25/2037 •		1,538	633

NovaStar Mortgage Funding Trust
5.345% due 09/25/2036 •		1,101	472

Option One Mortgage Loan Trust
5.065% due 04/25/2037 •		750	520
5.065% due 05/25/2037 ~		438	260
5.385% due 01/25/2036 •		814	722
5.625% due 02/25/2035 ~		838	789

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		390	384
6.060% due 03/15/2030		1,502	1,493

PRET LLC
1.744% due 07/25/2051 þ		419	391
2.487% due 10/25/2051 þ		651	615
5.240% due 04/25/2052 þ		683	652
5.927% due 06/25/2052 þ		1,214	1,186

Providus CLO DAC
3.038% due 07/15/2031 •	EUR	400	422

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$207	72

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		341	304
4.320% due 09/25/2030		400	369
5.380% due 11/25/2030		632	621

Securitized Asset-Backed Receivables LLC Trust
5.325% due 07/25/2036 •		315	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
5.205% due 02/25/2036 •	$1,630	$933

Shelter Growth CRE Issuer Ltd.
7.052% due 06/17/2037 •	1,100	1,096
7.949% due 06/17/2037 •	700	687

Soundview Home Loan Trust
4.925% due 06/25/2037 •	2	1
4.955% due 02/25/2037 •	1,486	423
4.995% due 03/25/2037 •	119	110
5.055% due 06/25/2037 •	507	345

Starwood Mortgage Trust
6.358% due 11/15/2038 •	2,000	1,932

Structured Asset Securities Corp. Mortgage Loan Trust
5.265% due 02/25/2037 •	336	321

TCI-Symphony CLO Ltd.
6.365% due 10/13/2032 •	1,000	971

Theorem Funding Trust
1.850% due 02/15/2028	399	390

TIAA CLO Ltd.
6.508% due 01/20/2032 •	1,600	1,531

Tralee CLO Ltd.
6.318% due 10/25/2032 •	400	389

Upstart Securitization Trust
4.370% due 05/20/2032	319	313

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	211	203

Venture CLO Ltd.
6.202% due 07/30/2032 •	700	676
6.552% due 07/30/2032 •	800	758

WaMu Asset-Backed Certificates WaMu Trust
5.205% due 04/25/2037 •	4,227	1,638

Total Asset-Backed Securities (Cost $57,923)		54,205

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
1.000% due 07/09/2029	54	15
3.500% due 07/09/2041 þ	929	261

Brazil Government International Bond
4.750% due 01/14/2050	582	432

Total Sovereign Issues (Cost $1,068)		708

SHORT-TERM INSTRUMENTS 71.5%

COMMERCIAL PAPER 2.3%

BAT International Finance PLC
5.900% due 05/30/2023	750	743

Conagra Brands, Inc.
5.750% due 04/24/2023	400	398

Duke Energy Corp.
5.800% due 04/20/2023	400	399

Enel Finance America LLC
6.000% due 04/28/2023	400	398

Global Payments, Inc.
5.900% due 04/28/2023	500	498

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	400	399

Mondelez International, Inc.
5.120% due 04/14/2023	400	399

Walgreens Boots
5.180% due 04/03/2023	500	500

		3,734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 58.7%
			$96,766

SHORT-TERM NOTES 4.5%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/10/2023 •		$7,400	7,400

JAPAN TREASURY BILLS 5.7%
(0.168)% due 05/08/2023 - 05/22/2023 (a)(b)	JPY	1,250,000	9,416

U.S. TREASURY BILLS 0.3%
4.424% due 05/09/2023 (b)(c)		$544	542

Total Short-Term Instruments (Cost $118,000)			117,858

Total Investments in Securities (Cost $216,249)			210,704

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		6,849	67

Total Short-Term Instruments (Cost $67)			67

Total Investments in Affiliates (Cost $67)			67

Total Investments 127.9% (Cost $216,316)			$210,771

Financial Derivative Instruments (g)(h) 10.4% (Cost or Premiums, net $(266))			17,091

Other Assets and Liabilities, net (38.3)%			(63,084)

Net Assets 100.0%			$164,778

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$44,700	U.S. Treasury Notes 3.125% due 08/31/2027	$(45,622)	$44,700	$44,700
	4.890	03/31/2023	04/03/2023	35,200	U.S. Treasury Inflation Protected Securities 1.375% due 02/15/2044	(36,238)	35,200	35,214
DEU	4.920	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 2.875% due 05/15/2052	(105)	100	100
FICC	2.200	03/31/2023	04/03/2023	2,466	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(2,515)	2,466	2,466
RBC	4.920	03/31/2023	04/03/2023	14,300	U.S. Treasury Notes 0.625% due 05/15/2030	(14,660)	14,300	14,306

Total Repurchase Agreements						$(99,140)	$96,766	$96,786

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$79,914	$0	$0	$79,914	$(81,860)	$(1,946)
DEU	100	0	0	100	(105)	(5)
FICC	2,466	0	0	2,466	(2,515)	(49)
RBC	14,306	0	0	14,306	(14,660)	(354)

Total Borrowings and Other Financing Transactions	$96,786	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(48) at a weighted average interest rate of 4.548%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
MSCI EAFE Index June Futures	06/2023	23	$2,411	$74	$10	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	2	282	12	3	0

				$86	$13	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	27	$(5,574)	$(62)	$0	$(4)
U.S. Treasury 5-Year Note June Futures	06/2023	117	(12,812)	(258)	0	(27)
U.S. Treasury 10-Year Note June Futures	06/2023	79	(9,079)	(252)	0	(27)

				$(572)	$0	$(58)

Total Futures Contracts				$(486)	$13	$(58)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	0.669%	$400	$5	$0	$5	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562	1,300	259	(106)	153	0	0

						$264	$(106)	$158	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024	$	33,500	$(1,319)	$(229)	$(1,548)	$0	$(2)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		4,300	(13)	5	(8)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		5,800	(406)	(53)	(459)	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		14,700	1,527	352	1,879	0	(68)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	70	4	74	0	(3)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		10,100	(440)	914	474	0	(5)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		16,000	(946)	(1,426)	(2,372)	40	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		1,500	(9)	(205)	(214)	6	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		4,600	930	790	1,720	0	(40)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	2,900	(29)	42	13	1	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		1,300	35	(42)	(7)	0	(1)
Pay	CPURNSA	2.453	Maturity	07/20/2052	$	1,000	0	3	3	0	(6)

							$(600)	$155	$(445)	$67	$(125)

Total Swap Agreements							$(336)	$49	$(287)	$67	$(125)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$68	$81	$0	$ (58)	$ (125)	$ (183)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Cash of $3,045 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CHF	201		$214	$0	$(5)
	05/2023	JPY	430,000		3,312	51	0
	05/2023	SEK	285		27	0	0
	05/2023		$583	EUR	539	3	0

BPS	05/2023	EUR	3,650		$3,918	0	(50)
	05/2023		$120	EUR	111	1	0

BRC	05/2023	JPY	820,000		$6,436	227	0

DUB	04/2023		$132	JPY	17,253	0	(2)
	05/2023	JPY	17,183		$132	2	0

JPM	04/2023	BRL	29		6	0	0
	04/2023		$6	BRL	29	0	0

MBC	04/2023	GBP	1,051		$1,266	0	(30)
	05/2023	CNH	117		17	0	0
	05/2023	EUR	728		777	0	(15)

MYI	04/2023	JPY	65,700		483	0	(12)
	04/2023		$160	CHF	150	4	0
	05/2023	AUD	77		$52	0	0

NGF	04/2023		$316	JPY	42,493	4	0

RBC	04/2023		44		5,974	1	0
	05/2023		9	MXN	179	1	0

UAG	04/2023		55	CHF	51	0	0
	05/2023	CHF	51		$55	0	0
	05/2023	GBP	1,051		1,301	4	0
	05/2023		$17	CNH	117	0	0

Total Forward Foreign Currency Contracts						$298	$(114)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.883%	EUR	300	$70	$(35)	$35	$0

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	NDDUEAFE Index	92	4.780% (1-Month USD-LIBOR lessa specified spread)	Monthly	05/10/2023	$657	$0	$(3)	$0	$(3)
	Receive	NDDUEAFE Index	18,867	4.752% (1-Month USD-LIBOR less a specified spread)	Maturity	08/09/2023	114,697	0	17,083	17,083	0
MBC	Receive	NDDUEAFE Index	1,933	4.790% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	13,803	0	(54)	0	(54)

MEI	Receive	NDDUEAFE Index	171	4.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023	1,221	0	(2)	0	(2)

MYI	Receive	NDDUEAFE Index	773	4.795% (1-Month USD-LIBOR less a specified spread)	Monthly	06/14/2023	5,520	0	(22)	0	(22)

UAG	Receive	NDDUEAFE Index	984	4.790% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	7,026	0	(28)	0	(28)

								$0	$16,974	$17,083	$(109)

Total Swap Agreements								$70	$16,939	$17,118	$(109)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$54	$0	$0	$54	$(5)	$0	$0	$(5)	$49	$0	$49
BPS	1	0	0	1	(50)	0	0	(50)	(49)	0	(49)
BRC	227	0	0	227	0	0	0	0	227	(290)	(63)
DUB	2	0	0	2	(2)	0	0	(2)	0	0	0
JPM	0	0	17,118	17,118	0	0	(3)	(3)	17,115	(16,510)	605
MBC	0	0	0	0	(45)	0	(54)	(99)	(99)	0	(99)
MEI	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYI	4	0	0	4	(12)	0	(22)	(34)	(30)	0	(30)
NGF	4	0	0	4	0	0	0	0	4	0	4
RBC	2	0	0	2	0	0	0	0	2	0	2
UAG	4	0	0	4	0	0	(28)	(28)	(24)	0	(24)

Total Over the Counter	$298	$0	$17,118	$17,416	$(114)	$0	$(109)	$(223)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$10	$0	$3	$13
Swap Agreements	0	1	0	0	67	68

	$0	$1	$10	$0	$70	$81

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$298	$0	$298
Swap Agreements	0	35	17,083	0	0	17,118

	$0	$35	$17,083	$298	$0	$17,416

	$0	$36	$17,093	$298	$70	$17,497

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	125	125

	$0	$0	$0	$0	$183	$183

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$114	$0	$114
Swap Agreements	0	0	109	0	0	109

	$0	$0	$109	$114	$0	$223

	$0	$0	$109	$114	$183	$406

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1,433)	$0	$8,771	$7,338
Swap Agreements	0	(490)	0	0	(6,558)	(7,048)

	$0	$(490)	$(1,433)	$0	$2,213	$290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,964	$0	$2,964
Purchased Options	0	0	0	0	678	678
Written Options	0	95	0	0	(861)	(766)
Swap Agreements	0	16	(61,361)	0	0	(61,345)

	$0	$111	$(61,361)	$2,964	$(183)	$(58,469)

	$0	$(379)	$(62,794)	$2,964	$2,030	$(58,179)

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(98)	$0	$(3,493)	$(3,591)
Swap Agreements	0	(73)	0	0	4,485	4,412

	$0	$(73)	$(98)	$0	$992	$821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(262)	$0	$(262)
Purchased Options	0	0	0	0	(370)	(370)
Written Options	0	(44)	0	0	454	410
Swap Agreements	0	(14)	24,714	0	0	24,700

	$0	$(58)	$24,714	$(262)	$84	$24,478

	$0	$(131)	$24,616	$(262)	$1,076	$25,299

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,210	$0	$7,210
Industrials	0	924	0	924
U.S. Government Agencies	0	9,666	0	9,666
U.S. Treasury Obligations	0	3,807	0	3,807
Non-Agency Mortgage-Backed Securities	0	16,326	0	16,326
Asset-Backed Securities	0	54,205	0	54,205
Sovereign Issues	0	708	0	708
Short-Term Instruments
Commercial Paper	0	3,734	0	3,734
Repurchase Agreements	0	96,766	0	96,766
Short-Term Notes	0	7,400	0	7,400
Japan Treasury Bills	0	9,416	0	9,416
U.S. Treasury Bills	0	542	0	542

	$0	$210,704	$0	$210,704

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$67	$0	$0	$67

Total Investments	$67	$210,704	$0	$210,771

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	70	0	80
Over the counter	0	17,416	0	17,416

	$10	$17,486	$0	$17,496

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(183)	0	(183)
Over the counter	0	(223)	0	(223)

	$0	$(406)	$0	$(406)

Total Financial Derivative Instruments	$10	$17,080	$0	$17,090

Totals	$77	$227,784	$0	$227,861

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 4.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$191
3.000% due 10/29/2028		1,000	874
3.300% due 01/30/2032		1,000	829

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	1,200	1,247

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		$2,400	2,407

Barclays PLC
3.650% due 03/16/2025		400	383
3.932% due 05/07/2025 •		900	876
4.375% due 01/12/2026		1,300	1,256
4.375% due 03/15/2028 •(f)(g)		200	137
4.972% due 05/16/2029 •		1,400	1,351
5.088% due 06/20/2030 •		400	370
6.252% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,478
7.125% due 06/15/2025 •(f)(g)	GBP	1,720	1,861

CaixaBank SA
3.625% due 09/14/2028 •(f)(g)	EUR	200	142

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~		900	967
6.500% due 08/08/2023 (g)		$200	192

Credit Suisse AG AT1 Claim ^		11,100	638

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	100	97

Equitable Holdings, Inc.
4.350% due 04/20/2028		$2,235	2,149

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,100	2,028

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$500	469
4.063% due 11/01/2024		200	193
5.584% due 03/18/2024		200	198

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		100	100

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		5,500	5,508

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	504
4.292% due 09/12/2026 •		1,300	1,246
4.300% due 03/08/2026		1,000	968
6.500% due 03/23/2028 •(f)(g)		200	176

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		600	398

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		3,250	3,228

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(f)(g)	GBP	1,900	2,095
7.500% due 09/27/2025 •(f)(g)		$4,200	3,907

NatWest Group PLC
4.445% due 05/08/2030 •		400	376
4.519% due 06/25/2024 •		3,000	2,986
4.800% due 04/05/2026		1,100	1,068
4.892% due 05/18/2029 •		2,600	2,499
6.684% (US0003M + 1.550%) due 06/25/2024 ~		4,400	4,397

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,300	2,106
2.679% due 07/16/2030		1,900	1,538

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	13,683	1,548

Nykredit Realkredit AS
1.500% due 10/01/2053		97,466	11,014

Realkredit Danmark AS
1.500% due 10/01/2053		20,205	2,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$3,900	$3,847

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,719

UBS AG
5.125% due 05/15/2024 (g)		6,000	5,845

UBS Group AG
4.751% due 05/12/2028 •		6,800	6,530

Weyerhaeuser Co.
4.000% due 04/15/2030		3,886	3,636

			96,853

INDUSTRIALS 3.0%

Aker BP ASA
2.875% due 01/15/2026		970	918

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,780

Broadcom, Inc.
3.419% due 04/15/2033		2,100	1,759
3.469% due 04/15/2034		1,900	1,562
3.500% due 02/15/2041		800	604

CCO Holdings LLC
4.500% due 06/01/2033		500	403

Charter Communications Operating LLC
3.900% due 06/01/2052		2,300	1,523
4.908% due 07/23/2025		1,260	1,248

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,200	1,106

CVS Health Corp.
3.750% due 04/01/2030		2,332	2,183

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,436
2.625% due 03/20/2025		1,000	942
3.375% due 03/20/2028		1,100	993

Hyatt Hotels Corp.
1.800% due 10/01/2024		3,400	3,221

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	3,000	3,243

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$3,200	2,935

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	291
3.500% due 07/26/2026		400	375

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	3,473

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	808

MPLX LP
2.650% due 08/15/2030		$1,500	1,273

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	2,558

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,100	1,084
3.522% due 09/17/2025		2,200	2,086
4.345% due 09/17/2027		2,800	2,643
4.810% due 09/17/2030		800	725

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,500	1,349

Sands China Ltd.
3.350% due 03/08/2029		200	166
5.625% due 08/08/2025		5,000	4,878
5.900% due 08/08/2028		3,600	3,420

Southern Co.
3.700% due 04/30/2030		3,595	3,367

T-Mobile USA, Inc.
2.700% due 03/15/2032		1,500	1,264
3.500% due 04/15/2031		1,000	900

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		1,000	931
4.279% due 03/15/2032		3,600	3,217

			60,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%

Pacific Gas & Electric Co.
1.700% due 11/15/2023	$2,400	$2,342
3.000% due 06/15/2028	1,000	888
4.550% due 07/01/2030	1,400	1,313

Rio Oil Finance Trust
9.250% due 07/06/2024	427	432

Sprint LLC
7.875% due 09/15/2023	874	881

		5,856

Total Corporate Bonds & Notes (Cost $178,544)		163,373

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,265	1,494

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	795	736

		2,230

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	3,250	3,571

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	95	106

Total Municipal Bonds & Notes (Cost $5,478)		5,907

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
2.560% due 08/01/2036 •	14	14
3.619% due 08/01/2035 •	88	87
3.903% due 07/01/2032 •	6	6
3.908% due 10/01/2035 •	33	33
3.952% due 07/01/2035 •	8	8
4.003% due 02/01/2034 •	14	13
4.047% due 03/01/2036 •	35	34
4.175% due 02/01/2035 •	10	10
4.300% due 10/01/2035 •	15	15
4.395% due 11/01/2034 •	27	28
4.747% due 03/25/2036 •	32	32
4.965% due 03/25/2034 •	1	1
4.967% due 09/25/2042 ~	72	71
6.125% due 11/25/2023 •	1	1
6.345% due 04/25/2024 •	1	1

Freddie Mac
3.586% due 09/01/2035 •	9	9
4.000% due 01/01/2048	44	43
4.338% due 10/25/2044 •	18	17
4.538% due 07/25/2044 ~	80	75
5.084% due 11/15/2043 •	790	777

Ginnie Mae
2.750% (H15T1Y + 1.500%) due 11/20/2024 ~	3	3
3.500% due 02/15/2045 - 03/15/2045	1,816	1,766
5.086% due 08/20/2062 •	439	437

Ginnie Mae, TBA
5.000% due 05/01/2053	9,600	9,604

U.S. International Development Finance Corp.
4.140% due 05/15/2030	673	669

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	$1,757	$1,659
4.000% due 10/01/2030	51	50
5.500% due 09/01/2027	2	2

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2053	50,400	49,397
5.000% due 05/01/2053	9,300	9,275
6.500% due 04/01/2053	12,400	12,786

Total U.S. Government Agencies (Cost $86,816)		86,923

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Bonds
3.000% due 08/15/2048	874	764

U.S. Treasury Inflation Protected Securities (e)
0.625% due 07/15/2032	9,681	9,254
0.625% due 02/15/2043	1,644	1,389
0.750% due 02/15/2045	2,668	2,276
1.000% due 02/15/2046	7,045	6,309
1.000% due 02/15/2048	467	417

U.S. Treasury Notes
0.375% due 12/31/2025 (j)	5,400	4,924
0.500% due 02/28/2026 (l)	22,100	20,093
1.750% due 05/15/2023 (j)(l)	1,330	1,325
1.750% due 12/31/2024 (l)	19,273	18,495
2.250% due 12/31/2023 (j)(l)	3,800	3,731
2.625% due 12/31/2025	22,058	21,356
3.000% due 10/31/2025 (j)(l)	15,086	14,759

Total U.S. Treasury Obligations (Cost $112,303)		105,092

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%

American Home Mortgage Assets Trust
5.035% due 05/25/2046 ^•	335	268
5.055% due 10/25/2046 •	153	83

Banc of America Funding Trust
4.412% due 01/20/2047 ^~	10	9
5.141% due 10/20/2036 •	193	140

Bear Stearns ALT-A Trust
3.690% due 08/25/2036 ^~	360	245
3.852% due 07/25/2035 ~	1,882	1,302
3.942% due 05/25/2035 ~	40	37

CIM Trust
5.500% due 08/25/2064 ~	10,587	10,740

Citigroup Mortgage Loan Trust
3.890% due 09/25/2037 ^~	1,703	1,457
5.165% due 01/25/2037 •	3,358	2,793
6.170% due 09/25/2062 þ	8,704	8,663

Countrywide Alternative Loan Trust
3.046% due 06/25/2037 ~	260	190
4.971% due 07/20/2046 ^~	258	197
5.181% due 03/20/2046 •	437	338
5.188% due 10/20/2035 ~	158	111
5.395% due 05/25/2035 •	910	696

Countrywide Home Loan Mortgage Pass-Through Trust
5.425% due 04/25/2035 •	41	36
5.485% due 03/25/2035 •	25	22

Credit Suisse First Boston Mortgage Securities Corp.
3.479% due 06/25/2033 ~	11	10

Credit Suisse Mortgage Capital Certificates
5.145% due 01/27/2037 •	811	568

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~	3,976	3,666
2.000% due 01/25/2060 ~	7,426	6,376

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.345% due 02/25/2035 •	185	176

Downey Savings & Loan Association Mortgage Loan Trust
4.540% due 07/19/2044 ~	10	9
5.281% due 08/19/2045 •	114	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

European Loan Conduit DAC
3.682% due 02/17/2030 ~	EUR	3,399	$3,606

First Horizon Alternative Mortgage Securities Trust
4.432% due 03/25/2035 ~		$33	20

GreenPoint Mortgage Funding Trust
5.205% due 01/25/2037 •		4,688	3,901

GSMSC Pass-Through Trust
5.067% due 12/26/2036 •		2,699	1,854

GSR Mortgage Loan Trust
4.052% due 09/25/2035 ~		13	12

HarborView Mortgage Loan Trust
4.981% due 07/19/2047 ~		5,174	4,635
5.241% due 12/19/2036 ^•		4,626	4,171

HomeBanc Mortgage Trust
3.099% due 04/25/2037 ^~		250	221

IndyMac IMSC Mortgage Loan Trust
4.995% due 03/25/2047 •		12,496	8,423

IndyMac INDX Mortgage Loan Trust
3.834% due 12/25/2034 ~		5	5
5.145% due 06/25/2037 ^•		156	60
5.265% due 05/25/2046 •		436	375
5.625% due 05/25/2034 •		2	2

JP Morgan Alternative Loan Trust
6.000% due 12/27/2036		1,862	1,042

JP Morgan Chase Commercial Mortgage Securities Trust
5.934% due 04/15/2037 •		6,171	5,638
6.134% due 12/15/2031 •		1,750	1,670

JP Morgan Mortgage Trust
3.754% due 02/25/2035 ~		6	6
6.000% due 01/25/2036 ^		255	132

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,036	1,832

Lehman XS Trust
5.245% due 09/25/2046 •		5,874	5,077

MASTR Adjustable Rate Mortgages Trust
3.938% due 12/25/2046 •		5,922	4,383

Merrill Lynch Alternative Note Asset Trust
5.035% due 07/25/2047 •		2,442	2,119

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		1,979	1,880

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,795	3,542

ONE Park Mortgage Trust
5.641% due 03/15/2036 •		2,800	2,640

Residential Accredit Loans, Inc. Trust
4.372% due 11/25/2037 ~		4,209	3,455
4.973% due 09/25/2034 ~		1,505	1,446
5.000% due 09/25/2036 ^		134	101
5.145% due 02/25/2047 •		1,842	1,559
5.165% due 01/25/2037 •		3,789	3,150
5.185% due 01/25/2037 •		2,450	1,947
5.215% due 12/25/2036 •		62	48
6.000% due 03/25/2037 ^		1,620	1,360

Residential Asset Securitization Trust
5.195% due 10/25/2048 •		3	3
5.500% due 09/25/2035 ^		2,667	1,383

Structured Adjustable Rate Mortgage Loan Trust
4.538% due 01/25/2035 ^•		52	42

Structured Asset Mortgage Investments Trust
3.907% due 02/25/2036 ^•		399	336
4.965% due 08/25/2036 •		4,409	3,689
5.225% due 07/25/2046 ^~		1,749	1,299
5.261% due 07/19/2035 •		30	27
5.285% due 05/25/2036 •		67	51
5.285% due 05/25/2046 •		321	108
5.405% due 02/25/2036 ^•		96	78

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.244% due 06/25/2033 ~		3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	695	$835

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~		12,485	15,263

Towd Point Mortgage Trust
5.845% due 10/25/2059 •		$1,912	1,902

WaMu Mortgage Pass-Through Certificates Trust
4.138% due 02/25/2046 •		3,724	3,240
5.425% due 10/25/2045 •		342	314
5.425% due 12/25/2045 •		6,715	5,772
5.465% due 01/25/2045 •		14	13
5.485% due 01/25/2045 •		19	18

Washington Mutual Mortgage Pass-Through Certificates Trust
3.968% due 11/25/2046 •		2,002	1,636
3.988% due 10/25/2046 ^•		3,035	2,445

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		2,638	2,631

Total Non-Agency Mortgage-Backed Securities (Cost $156,017)			149,626

ASSET-BACKED SECURITIES 28.8%

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •		1,604	1,587
6.870% due 01/25/2035 •		1,948	1,825

ACE Securities Corp. Home Equity Loan Trust
5.085% due 12/25/2036 •		10,796	5,780
5.165% due 03/25/2037 •		3,704	1,663

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
5.550% due 10/25/2035 •		8,737	7,954

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.610% due 10/25/2035 •		1,437	1,428
5.865% due 10/25/2034 •		860	846
5.970% due 11/25/2034 •		2,887	2,636

Apex Credit CLO Ltd.
6.563% due 09/20/2029 •		3,500	3,433

Arbor Realty Commercial Real Estate Notes Ltd.
7.227% due 05/15/2037 •		3,400	3,298
7.727% due 05/15/2037 •		3,400	3,306

AREIT Trust
6.985% due 06/17/2039 •		8,400	8,392
7.537% due 06/17/2039 ~		7,461	7,371

Ares European CLO DAC
3.192% due 04/20/2032 •	EUR	4,600	4,857

Argent Securities Trust
5.325% due 05/25/2035 •		$2,095	1,871

Asset-Backed Securities Corp. Home Equity Loan Trust
5.940% due 02/25/2035 •		562	557

Aurium CLO DAC
3.018% due 01/16/2031 •	EUR	9,092	9,648

Bear Stearns Asset-Backed Securities Trust
4.280% due 10/25/2036 ~		$168	165
5.520% due 08/25/2036 •		1,594	1,580

BNPP AM Euro CLO DAC
3.213% due 07/22/2032 •	EUR	6,000	6,332

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		$5,500	5,497

Capital One Prime Auto Receivables Trust
5.208% due 09/15/2025 •		6,622	6,620

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •	EUR	3,647	3,865
3.544% due 08/15/2032 •		3,500	3,684

Carmax Auto Owner Trust
5.458% due 12/15/2025 •		$7,000	7,011

CarNow Auto Receivables Trust
3.440% due 07/15/2024		85	85
6.620% due 12/16/2024		2,736	2,739

Citigroup Mortgage Loan Trust
5.265% due 08/25/2036 •		13,376	12,994

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
5.125% due 03/25/2037 ~		$2,000	$1,912

Countrywide Asset-Backed Certificates Trust
4.985% due 06/25/2035 •		3,014	2,716
5.025% due 11/25/2047 ^•		1,153	1,095
5.045% due 06/25/2047 ^•		2,203	1,878
5.055% due 05/25/2047 ^•		3,589	3,089
5.065% due 09/25/2037 ^•		542	557
5.095% due 06/25/2047 •		1,926	1,843
5.245% due 08/25/2036 •		792	789
5.880% due 12/25/2035 •		4,948	4,670

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		5,970	5,934

Crown Point CLO Ltd.
6.508% due 07/20/2034 •		2,150	2,066

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		6,375	6,217
5.330% due 03/20/2024		4,490	4,492

First Franklin Mortgage Loan Trust
5.715% due 09/25/2034 •		24	24

Fortress Credit Investments Ltd.
6.410% due 02/23/2039 •		10,800	10,403

Fremont Home Loan Trust
4.980% due 10/25/2036 •		2,086	1,739
5.505% due 01/25/2036 •		246	228

Gallatin CLO Ltd.
5.729% due 07/15/2031 •		3,100	2,987

GE-WMC Mortgage Securities Trust
4.925% due 08/25/2036 •		6	3

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		6,243	6,178

Griffith Park CLO DAC
3.423% due 11/21/2031 ~	EUR	6,850	7,243

GSAA Home Equity Trust
5.910% due 06/25/2035 •		$3,148	2,985

GSAMP Trust
5.025% due 11/25/2035 •		45	5
5.325% due 03/25/2046 •		4,289	4,135
5.345% due 05/25/2046 •		11,943	10,985
6.645% due 06/25/2035 •		6,730	6,439

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		1,500	1,475

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	2,000	2,101

Home Equity Loan Trust
5.185% due 04/25/2037 •		$10,740	9,379

HSI Asset Securitization Corp. Trust
4.985% due 12/25/2036 ~		8,840	7,416
5.045% due 07/25/2036 ~		3,879	1,755
5.310% due 03/25/2036 •		13,977	12,452

JP Morgan Mortgage Acquisition Trust
4.331% due 07/25/2036 •		5,812	5,225
5.105% due 03/25/2037 •		198	191
5.250% due 05/25/2036 •		1,224	1,183

Jubilee CLO DAC
2.898% due 04/15/2030 ~	EUR	900	954

KKR CLO Ltd.
5.735% due 07/18/2030 •		$2,238	2,216
5.942% due 01/16/2028 ~		3,065	3,031
6.395% due 07/18/2030 •		4,300	4,206

KREF Ltd.
6.206% due 02/17/2039 •		2,600	2,548

LCM LP
6.298% due 07/19/2027 ~		3,700	3,658

LCM Ltd.
6.258% due 10/20/2028 •		5,550	5,394

Lehman XS Trust
5.165% due 05/25/2036 •		2,187	1,831

LoanCore Issuer Ltd.
6.108% due 01/17/2037 •		1,000	969

Long Beach Mortgage Loan Trust
5.015% due 12/25/2036 ~		9,109	3,419
5.365% due 08/25/2045 •		742	707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.490% due 11/25/2035 ~		$93	$93
5.760% due 08/25/2035 ~		1,800	1,576

M360 Ltd.
7.002% due 11/22/2038 •		3,100	3,062

Madison Park Euro Funding DAC
3.189% due 10/25/2030 ~	EUR	1,999	2,123

Man GLG Euro CLO DAC
1.970% due 10/15/2032		2,500	2,355
2.968% due 10/15/2030 •		930	990
3.988% due 10/15/2032 •		5,500	5,716

Marlette Funding Trust
5.180% due 11/15/2032		$4,148	4,118
5.950% due 11/15/2032		2,900	2,849
6.070% due 04/15/2033		11,800	11,797

MASTR Asset-Backed Securities Trust
5.065% due 11/25/2036 •		17,342	5,677
5.595% due 10/25/2035 ^•		8,405	7,634

Merrill Lynch Mortgage Investors Trust
5.065% due 07/25/2037 •		12,981	5,820
5.065% due 08/25/2037 •		4,664	2,429

MF1 Ltd.
6.310% due 02/19/2037 •		7,000	6,827

Morgan Stanley ABS Capital, Inc. Trust
4.975% due 10/25/2036 •		680	598
4.975% due 02/25/2037 ~		2,950	2,639
5.165% due 09/25/2036 •		879	391
5.415% due 12/25/2035 •		3,684	3,014
5.550% due 12/25/2034 •		769	682

Nassau Ltd.
5.942% due 10/15/2029 •		2,843	2,832

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.340% due 03/25/2036 •		5,107	4,705

NovaStar Mortgage Funding Trust
5.925% due 06/25/2035 ~		1,252	1,243

Option One Mortgage Loan Trust
5.385% due 01/25/2036 •		7,578	6,724

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		2,080	2,050
6.060% due 03/15/2030		12,914	12,838

Palmer Square European Loan Funding DAC
3.018% due 07/15/2031 •	EUR	4,724	4,983
3.068% due 04/15/2031 •		5,422	5,776

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.895% due 10/25/2034 •		$1,064	1,039
6.645% due 09/25/2034 •		3,625	3,347
6.645% due 12/25/2034 ~		1,174	1,133
7.020% due 09/25/2034 •		5,700	5,043

PRET LLC
1.744% due 07/25/2051 þ		1,735	1,621
1.843% due 09/25/2051 þ		4,772	4,437
2.487% due 10/25/2051 þ		3,419	3,228
5.240% due 04/25/2052 þ		3,840	3,669

Providus CLO DAC
3.038% due 07/15/2031 •	EUR	2,300	2,425

Ready Capital Mortgage Financing LLC
7.259% due 06/25/2037 •		$3,319	3,333
7.903% due 06/25/2037 ~		7,200	7,155

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		12,593	3,740

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,638	1,457
4.320% due 09/25/2030		1,281	1,182
5.380% due 11/25/2030		5,600	5,498

Residential Asset Mortgage Products Trust
5.285% due 12/25/2035 •		541	481
5.535% due 10/25/2035 •		3,034	2,973

Residential Asset Securities Corp. Trust
5.115% due 08/25/2036 •		13,345	12,882
5.550% due 11/25/2035 •		4,493	4,292

Sculptor European CLO DAC
3.078% due 01/14/2032 •	EUR	8,800	9,343

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.859% due 01/25/2036 þ		$6,625	$5,209
5.185% due 08/25/2036 ^~		602	194
5.325% due 07/25/2036 •		5,604	2,311
5.505% due 08/25/2035 ^•		1,366	1,043
5.895% due 03/25/2035 ~		1,597	1,519

SLM Private Education Loan Trust
9.434% due 10/15/2041 •		6,292	6,844

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		4,631	4,321

Soundview Home Loan Trust
5.025% due 02/25/2037 ~		637	183
5.145% due 01/25/2037 •		14,004	12,795
5.310% due 02/25/2036 •		4,307	3,902

Starwood Mortgage Trust
6.358% due 11/15/2038 •		10,800	10,434

Structured Asset Investment Loan Trust
4.975% due 07/25/2036 ~		959	686
4.995% due 09/25/2036 •		531	512
5.775% due 06/25/2035 •		9,716	9,182
5.795% due 08/25/2033 •		6,253	6,069

Structured Asset Securities Corp. Mortgage Loan Trust
5.005% due 03/25/2036 •		289	270
5.185% due 12/25/2036 •		558	546
6.162% due 04/25/2035 •		57	55

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		1,805	1,781

TCI-Symphony CLO Ltd.
6.365% due 10/13/2032 •		5,000	4,855

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	4,300	4,539

Tralee CLO Ltd.
6.318% due 10/25/2032 •		$2,100	2,044

Upstart Pass-Through Trust Series
4.300% due 05/20/2030		2,071	1,990

Upstart Securitization Trust
4.370% due 05/20/2032		1,913	1,880

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		1,404	1,352

Venture CLO Ltd.
5.672% due 04/15/2027 •		2,582	2,571
5.828% due 04/20/2029 •		3,049	3,036
6.202% due 07/30/2032 •		3,500	3,379
6.552% due 07/30/2032 •		4,100	3,883

VMC Finance LLC
6.459% due 02/18/2039 •		7,300	7,086

WaMu Asset-Backed Certificates WaMu Trust
5.070% due 05/25/2037 •		3,626	3,287

Westlake Automobile Receivables Trust
5.688% due 08/15/2025 •		2,414	2,418

Total Asset-Backed Securities (Cost $596,402)			577,741

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
4.750% due 01/14/2050		5,058	3,754

Russia Government International Bond
5.250% due 06/23/2047 «		200	12

Total Sovereign Issues (Cost $5,048)			3,766

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(f)		1,555,000	1,455

Total Preferred Securities (Cost $1,555)			1,455

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 71.0%

COMMERCIAL PAPER 2.3%

Arrow Electronics, Inc.
5.500% due 04/03/2023	$3,800	$3,798

BAT International Finance PLC
5.900% due 05/24/2023	2,250	2,232
5.900% due 05/30/2023	650	644
5.910% due 05/30/2023	2,000	1,982
6.000% due 05/19/2023	4,900	4,864

Constellation Brands, Inc.
5.290% due 04/12/2023	1,200	1,198

Dominion Energy, Inc.
5.800% due 04/24/2023	4,800	4,783

Duke Energy Corp.
5.500% due 04/18/2023	1,000	997
5.800% due 04/20/2023	2,250	2,243

Enbridge (US), Inc.
4.980% due 04/05/2023	2,000	1,998

Enel Finance America LLC
6.000% due 04/28/2023	2,900	2,888

Global Payments, Inc.
5.900% due 04/28/2023	5,000	4,978

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	500	500
6.000% due 05/05/2023 (a)	2,000	1,990

NextEra Energy Capital Holdings, Inc.
5.600% due 05/09/2023	2,500	2,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quanta Services, Inc.
5.850% due 04/06/2023		$450	$450
6.050% due 04/18/2023		2,950	2,942

Southern California Edison Co.
5.850% due 04/24/2023		4,900	4,882

			45,854

REPURCHASE AGREEMENTS (h) 58.7%
			1,177,815

SHORT-TERM NOTES 3.9%

Federal Home Loan Bank
4.850% due 05/18/2023 •		38,100	38,099
4.860% due 05/04/2023 •		39,700	39,700

			77,799

JAPAN TREASURY BILLS 5.8%
(0.168)% due 05/08/2023 - 05/22/2023 (c)(d)	JPY	15,520,000	116,910

U.S. TREASURY BILLS 0.3%
4.457% due 04/25/2023 - 05/09/2023 (c)(d)(l)		$5,092	5,073

Total Short-Term Instruments (Cost $1,425,217)			1,423,451

Total Investments in Securities (Cost $2,567,380)			2,517,334

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short Asset Portfolio	8,721,024	$83,705

PIMCO Short-Term Floating NAV Portfolio III	158,030	1,536

Total Short-Term Instruments (Cost $88,806)		85,241

Total Investments in Affiliates (Cost $88,806)		85,241

Total Investments 129.8% (Cost $2,656,186)		$2,602,575

Financial Derivative Instruments (i)(k) 5.3% (Cost or Premiums, net $(4,598))		106,387

Other Assets and Liabilities, net (35.1)%		(703,952)

Net Assets 100.0%		$2,005,010

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$543,000	U.S. Treasury Notes 1.750% - 3.250% due 04/30/2024 - 01/31/2029	$(554,141)	$543,000	$543,000
	4.910	03/31/2023	04/03/2023	526,900	U.S. Treasury Notes 1.875% - 4.125% due 10/31/2027 - 02/15/2032	(539,837)	526,900	527,115
DEU	4.850	03/31/2023	04/03/2023	22,700	U.S. Treasury Notes 2.750% due 07/31/2027	(23,323)	22,700	22,709
FICC	2.200	03/31/2023	04/03/2023	615	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(627)	615	615
RCY	4.920	03/31/2023	04/03/2023	84,600	U.S. Treasury Notes 0.625% due 05/15/2030	(86,730)	84,600	84,635

Total Repurchase Agreements						$(1,204,658)	$1,177,815	$1,178,074

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$1,070,115	$0	$0	$1,070,115	$(1,093,978)	$(23,863)
DEU	22,709	0	0	22,709	(23,323)	(614)
FICC	615	0	0	615	(627)	(12)
RCY	84,635	0	0	84,635	(86,730)	(2,095)

Total Borrowings and Other Financing Transactions	$1,178,074	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(887) at a weighted average interest rate of 0.152%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
MSCI EAFE Index June Futures	06/2023	73	$	7,652	$321	$32	$0
U.S. Treasury 10-Year Note June Futures	06/2023	255		29,305	47	88	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	179		25,261	(56)	240	0

					$312	$360	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2023	67	$(9,870)	$(294)	$47	$(45)
Euro-Buxl 30-Year Bond June Futures	06/2023	27	(4,125)	(251)	20	(32)
U.S. Treasury 2-Year Note June Futures	06/2023	388	(80,104)	(886)	0	(55)
U.S. Treasury 5-Year Note June Futures	06/2023	416	(45,555)	(52)	0	(94)
U.S. Treasury Long-Term Bond June Futures	06/2023	874	(114,631)	(4,390)	0	(874)

				$(5,873)	$67	$(1,100)

Total Futures Contracts				$(5,561)	$427	$(1,100)

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.055%	$	3,100	$87	$(65)	$22	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		2,100	24	1	25	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		5,500	1,099	(450)	649	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147	EUR	6,600	75	(85)	(10)	3	0

							$1,285	$(599)	$686	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	2,760	$(101)	$(5)	$(106)	$7	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		3,588	(130)	22	(108)	8	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		500	(42)	17	(25)	1	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		1,200	(89)	20	(69)	3	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		3,400	19	28	47	20	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		4,900	(5)	88	83	27	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		1,000	24	(10)	14	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		200	4	(1)	3	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		1,200	7	10	17	1	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		96,200	868	288	1,156	95	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		225,900	1,636	1,036	2,672	245	0

						$2,191	$1,493	$3,684	$408	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2024		$279,200	$(11,006)	$(1,890)	$(12,896)	$0	$(21)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		5,900	(39)	43	4	0	(18)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		4,300	15	31	46	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		26,500	3,096	291	3,387	0	(122)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		24,500	317	(8)	309	0	(137)
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		2,600	(58)	(25)	(83)	32	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		4,300	(292)	388	96	0	(6)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	34,200	(240)	395	155	16	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		15,200	133	(209)	(76)	0	(15)

							$(8,074)	$(984)	$(9,058)	$48	$(337)

Total Swap Agreements							$(4,598)	$(90)	$(4,688)	$461	$(337)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$660	$466	$1,126	$0	$(1,100)	$(337)	$(1,437)

(j)

Securities with an aggregate market value of $17,484 and cash of $16,917 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $233 for closed futures and unsettled variation margin asset of $5 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2023	AUD	464		$312	$2	$0
	04/2023		$43,649	AUD	65,645	231	0
	05/2023	AUD	65,645		$43,694	0	(230)

BOA	04/2023	CNH	2,054		304	5	0
	04/2023	DKK	231,960		33,077	0	(690)
	04/2023	GBP	39,101		46,864	0	(1,371)
	04/2023	JPY	2,234,300		16,579	0	(249)
	04/2023	NOK	14,309		1,362	8	(13)
	04/2023	NZD	5,688		3,533	0	(23)
	04/2023	SEK	34,661		3,312	0	(28)
	04/2023		$2,208	CHF	2,073	58	0
	04/2023		1,645	NZD	2,646	9	0
	04/2023		59,811	SEK	621,691	88	0
	05/2023	JPY	5,250,000		$40,441	624	0
	05/2023	NOK	11,247		1,080	4	0
	05/2023	NZD	2,646		1,645	0	(9)
	05/2023	SEK	620,681		59,811	0	(86)

BPS	04/2023	AUD	903		612	8	0
	04/2023	CHF	5,142		5,508	0	(112)
	04/2023	DKK	30,705		4,406	0	(64)
	04/2023	EUR	725		774	0	(12)
	04/2023	SGD	2,078		1,584	22	0
	04/2023		$33,523	DKK	230,774	71	0
	04/2023		24	KRW	31,328	0	0
	04/2023		12,962	NOK	135,078	0	(61)
	05/2023	DKK	230,345		$33,523	0	(71)
	05/2023	NOK	134,907		12,962	60	0
	05/2023	SEK	9,764		944	2	0
	06/2023	KRW	31,192		24	0	0

BRC	04/2023	HKD	302,400		38,820	275	0
	05/2023	CHF	84		92	0	0
	05/2023	DKK	124,515		18,212	52	0
	05/2023	JPY	10,270,000		80,606	2,837	0

CBK	04/2023	CHF	340		363	0	(9)
	04/2023	DKK	253,267		35,998	0	(871)
	04/2023	HKD	18,570		2,376	9	0
	04/2023	SEK	676,707		64,686	2	(516)
	04/2023		$23,354	DKK	160,242	0	(27)
	04/2023		1,631	GBP	1,336	17	0
	05/2023	DKK	159,942		$23,354	28	0

DUB	04/2023	AUD	83,888		56,526	451	0
	04/2023	BRL	15,127		2,978	0	(7)
	04/2023		$22,807	AUD	34,297	118	0
	04/2023		2,837	BRL	15,127	147	0
	04/2023		442,425	JPY	57,993,087	0	(5,648)
	05/2023	AUD	34,297		$22,831	0	(118)
	05/2023	JPY	57,759,707		442,425	5,647	0
	07/2023	BRL	15,372		2,837	0	(145)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2023	BRL	15,006		$2,766	$0	$(194)
	04/2023	ILS	13,366		3,939	221	0
	04/2023	SEK	13,216		1,264	0	(9)
	04/2023		$2,954	BRL	15,006	7	0
	04/2023		152	ZAR	2,779	4	0

JPM	04/2023	JPY	284,700		$2,155	11	0
	04/2023		$1,446	EUR	1,359	27	0

MBC	04/2023	CHF	626		$676	0	(8)
	04/2023	EUR	96,886		103,002	0	(2,071)
	04/2023	GBP	12,568		15,177	0	(327)
	04/2023	HKD	112,421		14,431	101	0
	04/2023	ILS	17,748		5,194	257	0
	04/2023	JPY	769,458		5,668	0	(127)
	04/2023	SGD	16,647		12,604	91	0
	04/2023	TRY	4,317		222	3	0
	04/2023		$1,012	EUR	932	0	(1)
	04/2023		2,403	GBP	2,006	71	0
	04/2023		8,971	SEK	93,105	0	(1)
	05/2023	CNH	652		$97	2	0
	05/2023	SEK	92,953		8,971	1	0
	05/2023		$40	ZAR	750	2	0

MYI	04/2023	AUD	51,375		$34,540	198	0
	04/2023	CHF	179,003		190,683	0	(4,960)
	04/2023	EUR	627,481		663,428	0	(17,075)
	04/2023	JPY	114,667		843	0	(21)
	04/2023	KRW	64,248		52	3	0
	04/2023	NOK	133,016		12,846	141	0
	04/2023	NZD	1,459		911	0	(2)
	04/2023		$31,114	AUD	46,577	35	(14)
	04/2023		626,520	EUR	576,906	0	(865)
	05/2023	AUD	46,577		$31,146	15	(34)
	05/2023	EUR	576,906		627,528	892	0

NGF	04/2023	JPY	48,569,966		361,049	0	(4,757)

RBC	04/2023	HKD	11,153		1,430	9	0
	04/2023		$331,624	GBP	269,110	350	0
	05/2023	GBP	269,110		$331,813	0	(354)
	05/2023		$499	JPY	66,151	1	0
	05/2023		39	MXN	741	2	0

SCX	04/2023	KRW	124,284		$101	6	0

SOG	04/2023		$158,529	EUR	145,895	0	(306)
	04/2023		3,017	HKD	23,636	0	(4)
	05/2023	EUR	145,895		$158,779	308	0

TOR	04/2023	GBP	220,783		265,551	0	(6,806)
	04/2023	JPY	5,953,632		43,858	0	(982)
	04/2023		$29,327	AUD	44,134	175	0
	04/2023		80,649	CHF	73,818	31	0
	04/2023		2,346	NZD	3,790	24	0
	05/2023	AUD	44,134		$29,356	0	(175)
	05/2023	CHF	73,595		80,649	0	(30)
	05/2023	NZD	3,790		2,346	0	(24)

UAG	04/2023	AUD	92,647		62,915	986	0
	04/2023	CHF	1,804		1,924	0	(48)
	04/2023	SGD	16,067		12,106	30	0
	04/2023		$25,736	AUD	38,624	83	0
	04/2023		121,122	CHF	110,911	99	0
	05/2023	AUD	38,624		$25,762	0	(82)
	05/2023	CHF	110,579		121,122	0	(101)

Total Forward Foreign Currency Contracts						$14,961	$(49,738)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	NDDUEAFE Index	48,660	4.775% (1-Month USD-LIBOR less a specified spread)	Maturity	12/13/2023	$316,111	$0	$26,159	$26,159	$0
CBK	Receive	NDDUEAFE Index	11,765	4.810% (1-Month USD-LIBOR less a specified spread)	Monthly	05/24/2023	84,010	0	(342)	0	(342)

	Receive	NDDUEAFE Index	13,275	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	94,792	0	(388)	0	(388)
JPM	Receive	NDDUEAFE Index	6,216	4.800% (1-Month USD-LIBOR less a specified spread)	Monthly	04/26/2023	44,386	0	(181)	0	(181)
	Receive	NDDUEAFE Index	17,836	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	05/10/2023	127,361	0	(516)	0	(516)
	Receive	NDDUEAFE Index	26,905	4.810% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	192,119	0	(783)	0	(783)
MBC	Receive	NDDUEAFE Index	3,561	4.690% (1-Month USD-LIBOR less a specified spread)	Monthly	06/14/2023	25,428	0	(101)	0	(101)
	Receive	NDDUEAFE Index	14,812	4.775% (1-Month USD-LIBOR less a specified spread)	Monthly	09/27/2023	105,767	0	(435)	0	(435)

MYI	Receive	NDDUEAFE Index	6,252	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	05/10/2023	44,644	0	(181)	0	(181)
	Receive	NDDUEAFE Index	23,191	4.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	165,599	0	(679)	0	(679)
	Receive	NDDUEAFE Index	41,678	4.810% (1-Month USD-LIBOR less a specified spread)	Maturity	11/15/2023	231,951	0	61,097	61,097	0
UAG	Receive	NDDUEAFE Index	2,163	4.790% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	15,445	0	(63)	0	(63)
	Receive	NDDUEAFE Index	62,423	4.790% (1-Month USD-LIBOR less a specified spread)	Maturity	12/13/2023	381,398	0	57,888	57,888	0

Total Swap Agreements								$0	$141,475	$145,144	$(3,669)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$233	$0	$0	$233	$(230)	$0	$0	$(230)	$3	$0	$3
BOA	796	0	0	796	(2,469)	0	0	(2,469)	(1,673)	2,228	555
BPS	163	0	26,159	26,322	(320)	0	0	(320)	26,002	(24,776)	1,226
BRC	3,164	0	0	3,164	0	0	0	0	3,164	(2,620)	544
CBK	56	0	0	56	(1,423)	0	(730)	(2,153)	(2,097)	(1,094)	(3,191)
DUB	6,363	0	0	6,363	(5,918)	0	0	(5,918)	445	(430)	15
GLM	232	0	0	232	(203)	0	0	(203)	29	(140)	(111)
JPM	38	0	0	38	0	0	(1,480)	(1,480)	(1,442)	(5,662)	(7,104)
MBC	528	0	0	528	(2,535)	0	(536)	(3,071)	(2,543)	797	(1,746)
MYI	1,284	0	61,097	62,381	(22,971)	0	(860)	(23,831)	38,550	(37,030)	1,520
NGF	0	0	0	0	(4,757)	0	0	(4,757)	(4,757)	5,244	487
RBC	362	0	0	362	(354)	0	0	(354)	8	0	8
SCX	6	0	0	6	0	0	0	0	6	(30)	(24)

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
SOG	$308	$0	$0	$308	$(310)	$0	$0	$(310)	$(2)	$0	$(2)
TOR	230	0	0	230	(8,017)	0	0	(8,017)	(7,787)	8,861	1,074
UAG	1,198	0	57,888	59,086	(231)	0	(63)	(294)	58,792	(57,340)	1,452

Total Over the Counter	$14,961	$0	$145,144	$160,105	$(49,738)	$0	$(3,669)	$(53,407)

(l)

Securities with an aggregate market value of $17,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$265	$0	$395	$660
Swap Agreements	0	418	0	0	48	466

	$0	$418	$265	$0	$443	$1,126

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,961	$0	$14,961
Swap Agreements	0	0	145,144	0	0	145,144

	$0	$0	$145,144	$14,961	$0	$160,105

	$0	$418	$145,409	$14,961	$443	$161,231

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,100	$1,100
Swap Agreements	0	0	0	0	337	337

	$0	$0	$0	$0	$1,437	$1,437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,738	$0	$49,738
Swap Agreements	0	0	3,669	0	0	3,669

	$0	$0	$3,669	$49,738	$0	$53,407

	$0	$0	$3,669	$49,738	$1,437	$54,844

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)	March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(10,020)	$0	$13,108	$3,088
Swap Agreements	0	882	0	0	1,254	2,136

	$0	$882	$(10,020)	$0	$14,362	$5,224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$236,502	$0	$236,502
Purchased Options	0	0	0	0	3,593	3,593
Written Options	0	537	0	0	(4,563)	(4,026)
Swap Agreements	0	0	(247,892)	0	0	(247,892)

	$0	$537	$(247,892)	$236,502	$(970)	$(11,823)

	$0	$1,419	$(257,912)	$236,502	$13,392	$(6,599)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(4,121)	$0	$(7,706)	$(11,827)
Swap Agreements	0	2,420	0	0	5,070	7,490

	$0	$2,420	$(4,121)	$0	$(2,636)	$(4,337)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(79,349)	$0	$(79,349)
Purchased Options	0	0	0	0	(1,959)	(1,959)
Written Options	0	(260)	0	0	2,404	2,144
Swap Agreements	0	0	185,526	0	0	185,526

	$0	$(260)	$185,526	$(79,349)	$445	$106,362

	$0	$2,160	$181,405	$(79,349)	$(2,191)	$102,025

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$96,853	$0	$96,853
Industrials	0	60,664	0	60,664
Utilities	0	5,856	0	5,856
Municipal Bonds & Notes
California	0	2,230	0	2,230
Illinois	0	3,571	0	3,571
Pennsylvania	0	106	0	106
U.S. Government Agencies	0	86,923	0	86,923
U.S. Treasury Obligations	0	105,092	0	105,092
Non-Agency Mortgage-Backed Securities	0	149,626	0	149,626
Asset-Backed Securities	0	577,741	0	577,741
Sovereign Issues	0	3,754	12	3,766
Preferred Securities
Financials	0	1,455	0	1,455
Short-Term Instruments
Commercial Paper	0	45,854	0	45,854
Repurchase Agreements	0	1,177,815	0	1,177,815
Short-Term Notes	0	77,799	0	77,799
Japan Treasury Bills	0	116,910	0	116,910
U.S. Treasury Bills	0	5,073	0	5,073

	$0	$2,517,322	$12	$2,517,334

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$85,241	$0	$0	$85,241

Total Investments	$85,241	$2,517,322	$12	$2,602,575

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	99	789	0	888
Over the counter	0	160,105	0	160,105

	$99	$160,894	$0	$160,993

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(77)	(1,360)	0	(1,437)
Over the counter	0	(53,407)	0	(53,407)

	$(77)	$(54,767)	$0	$(54,844)

Total Financial Derivative Instruments	$22	$106,127	$0	$106,149

Totals	$85,263	$2,623,449	$12	$2,708,724

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Alliant Holdings Intermediate LLC
TBD% - 8.347% (LIBOR01M + 3.250%) due 05/09/2025 ~		$145	$143

Altice France SA
10.170% due 08/15/2028 «		383	365

Avolon TLB Borrower 1 (U.S.) LLC
7.011% (LIBOR01M + 2.250%) due 12/01/2027 ~		784	786

Hilton Grand Vacations Borrower LLC
7.840% (LIBOR01M + 3.000%) due 08/02/2028 ~		788	789

New Trojan Parent, Inc.
TBD% - 8.090% (LIBOR01M + 3.250%) due 01/06/2028 ~		1,277	875

Qatar National Bank QPSC
5.435% (LIBOR03M + 0.800%) due 11/06/2023 «~		3,000	2,996

SkyMiles IP Ltd.
8.558% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,235	1,282

Verifone Systems, Inc.
8.958% (LIBOR03M + 4.000%) due 08/20/2025 ~		287	247

Total Loan Participations and Assignments (Cost $7,923)			7,483

CORPORATE BONDS & NOTES 58.0%

BANKING & FINANCE 21.2%

Agree LP
2.000% due 06/15/2028		900	764
4.800% due 10/01/2032		1,800	1,736

AIA Group Ltd.
3.200% due 09/16/2040		900	674

AIB Group PLC
4.263% due 04/10/2025 •		500	490

American Assets Trust LP
3.375% due 02/01/2031		1,100	885

American Tower Corp.
2.300% due 09/15/2031		2,800	2,247
2.750% due 01/15/2027		200	184
3.100% due 06/15/2050		500	329
3.125% due 01/15/2027		1,800	1,677

Antares Holdings LP
3.750% due 07/15/2027		1,200	1,016

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		500	429
3.600% due 09/15/2051		950	661

Athene Global Funding
2.500% due 01/14/2025		300	283

Aviation Capital Group LLC
4.875% due 10/01/2025		300	290
5.500% due 12/15/2024		600	593

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		646	547
5.500% due 01/15/2026		1,300	1,274

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,300	1,213
3.625% due 09/24/2024		1,200	1,239

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)		1,400	1,455

Banco Bradesco SA
3.200% due 01/27/2025		$200	191

Banco BTG Pactual SA
4.500% due 01/10/2025		600	579

Banco Santander Chile
2.700% due 01/10/2025		700	670

Bank of America Corp.
0.810% due 10/24/2024 •		1,700	1,653
2.299% due 07/21/2032 •		300	242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.831% due 10/24/2051 •		$700	$458
4.100% due 07/24/2023		300	299

Barclays PLC
5.501% due 08/09/2028 •		600	592
6.125% due 12/15/2025 •(g)(h)		1,700	1,445
7.125% due 06/15/2025 •(g)(h)	GBP	200	216
7.750% due 09/15/2023 •(g)(h)		$400	368

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		700	416
3.200% due 01/30/2052		3,000	1,902

BNP Paribas SA
3.132% due 01/20/2033 •		1,300	1,087
4.500% due 02/25/2030 •(g)(h)		300	223

BPCE SA
4.500% due 03/15/2025		900	868
4.625% due 07/11/2024		1,200	1,171

Brixmor Operating Partnership LP
4.125% due 05/15/2029		200	183

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,021

CI Financial Corp.
4.100% due 06/15/2051		900	546

Citigroup, Inc.
3.057% due 01/25/2033 •(i)		1,100	932

CNA Financial Corp.
3.900% due 05/01/2029		400	378

Commonwealth Bank of Australia
3.743% due 09/12/2039 (h)		1,300	995

Corporate Office Properties LP
2.900% due 12/01/2033		2,100	1,467

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		300	166

Credit Suisse AG
7.500% due 02/15/2028		700	744

Credit Suisse AG AT1 Claim ^		200	12

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,400	1,129
3.800% due 06/09/2023		1,400	1,374
4.194% due 04/01/2031 •		250	223

Crown Castle, Inc.
3.250% due 01/15/2051		600	414
4.000% due 03/01/2027		200	194
4.000% due 11/15/2049		800	623

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		4,200	4,035

Danske Bank AS
3.244% due 12/20/2025 •		300	286

Deutsche Bank AG
2.129% due 11/24/2026 •(i)		1,100	949
2.625% due 12/16/2024	GBP	800	912
3.547% due 09/18/2031 •		$725	595
3.729% due 01/14/2032 •(i)		2,400	1,792
3.742% due 01/07/2033 •		3,600	2,608

Discover Bank
4.650% due 09/13/2028		1,000	946

Equinix, Inc.
1.450% due 05/15/2026		1,000	900
3.000% due 07/15/2050		200	131
3.200% due 11/18/2029		400	357

Erste Group Bank AG
6.500% due 04/15/2024 •(g)(h)	EUR	1,400	1,429

Essex Portfolio LP
2.650% due 09/01/2050		$2,200	1,316

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	566
4.850% due 04/17/2028		500	488

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	600	705
3.375% due 11/13/2025		$800	751

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		424	425

GA Global Funding Trust
2.900% due 01/06/2032		1,100	879

Global Atlantic Fin Co.
3.125% due 06/15/2031		2,750	2,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
3.250% due 01/15/2032		$3,500	$2,843

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •		8,200	6,781
3.272% due 09/29/2025 •		1,400	1,359
3.691% due 06/05/2028 •		1,600	1,517

HAT Holdings LLC
3.375% due 06/15/2026		1,000	869

Healthcare Realty Holdings LP
3.500% due 08/01/2026		1,300	1,211

Host Hotels & Resorts LP
4.000% due 06/15/2025		1,000	960

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,300	1,049
2.633% due 11/07/2025 •		300	284
2.848% due 06/04/2031 •		1,600	1,345
3.803% due 03/11/2025 •		100	98
4.041% due 03/13/2028 •		300	282
4.600% due 12/17/2030 •(g)(h)		1,700	1,274
5.402% due 08/11/2033 •		300	297
6.500% due 03/23/2028 •(g)(h)		700	614

Huarong Finance Co. Ltd.
3.625% due 09/30/2030		1,100	748
3.875% due 11/13/2029		300	208

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	262
3.570% due 01/21/2032		2,700	2,342

ING Groep NV
3.550% due 04/09/2024		1,200	1,175

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	2,324
3.000% due 06/15/2050		800	563

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034		3,300	2,530

JPMorgan Chase & Co.
4.565% due 06/14/2030 •		700	682
4.851% due 07/25/2028 •		200	200

KKR Group Finance Co. LLC
3.625% due 02/25/2050		400	277

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	893	964

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	805
4.947% due 06/27/2025 •(g)(h)	EUR	300	295

LXP Industrial Trust
2.700% due 09/15/2030		$500	407

Mid-America Apartments LP
3.750% due 06/15/2024		700	688

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	491

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		1,400	1,134
2.226% due 05/25/2026 •		400	373

Morgan Stanley
0.000% due 04/02/2032 þ(i)		8,600	5,348
3.591% due 07/22/2028 •		1,700	1,607

Nasdaq, Inc.
2.500% due 12/21/2040		1,300	859

National Health Investors, Inc.
3.000% due 02/01/2031		800	605

National Retail Properties, Inc.
3.500% due 10/15/2027		900	848

Nationwide Building Society
4.000% due 09/14/2026		1,130	1,054

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	457

NatWest Group PLC
4.600% due 06/28/2031 •(g)(h)		200	141
5.076% due 01/27/2030 •		1,200	1,168

Nomura Holdings, Inc.
2.679% due 07/16/2030		900	728
2.999% due 01/22/2032		2,300	1,848
3.103% due 01/16/2030		500	424

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	6,995	$760

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		$1,600	1,265

OneMain Finance Corp.
3.500% due 01/15/2027		2,300	1,933

Pacific LifeCorp
3.350% due 09/15/2050		2,300	1,645

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		56	55

Park Intermediate Holdings LLC
4.875% due 05/15/2029		900	775

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		700	624

Physicians Realty LP
3.950% due 01/15/2028		400	375

Pine Street Trust
4.572% due 02/15/2029		1,000	942

Prologis LP
2.250% due 01/15/2032		800	659
3.375% due 12/15/2027		300	285

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,400	1,125

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,000	789

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •		3,000	2,597

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,250
2.469% due 01/11/2028 •		1,400	1,233

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,100	927

Societe Generale SA
5.375% due 11/18/2030 •(g)(h)		$700	506

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,440

Standard Chartered PLC
2.819% due 01/30/2026 •		500	472
3.265% due 02/18/2036 •		1,800	1,410
3.603% due 01/12/2033 •		2,200	1,782

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		1,100	974

STORE Capital Corp.
2.700% due 12/01/2031		2,800	2,022

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		700	571

SURA Asset Management SA
4.375% due 04/11/2027		1,300	1,198

Synchrony Financial
2.875% due 10/28/2031		4,900	3,472

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,018

TP ICAP Finance PLC
5.250% due 01/26/2024 GBP		500	607

UBS Group AG
4.125% due 09/24/2025 $		1,500	1,436
4.375% due 02/10/2031 •(g)(h)		600	418

VICI Properties LP
3.875% due 02/15/2029		1,300	1,157

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,046
2.572% due 02/11/2031 •		1,600	1,357

Weyerhaeuser Co.
4.000% due 11/15/2029		700	662

			154,131

INDUSTRIALS 30.2%

7-Eleven, Inc.
2.800% due 02/10/2051		1,000	644

Air Canada Pass-Through Trust
5.250% due 10/01/2030		1,048	1,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aker BP ASA
3.000% due 01/15/2025		$300	$289
3.100% due 07/15/2031		1,000	846

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,126	1,094

Alcon Finance Corp.
3.800% due 09/23/2049		500	397

Allegion PLC
3.500% due 10/01/2029		600	543

Altice Financing SA
2.250% due 01/15/2025 EUR		400	409
4.250% due 08/15/2029		1,600	1,401

Altice France SA
4.250% due 10/15/2029		1,100	899

Altria Group, Inc.
4.800% due 02/14/2029 $		258	256

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,017	2,491
3.350% due 04/15/2031		1,589	1,422
3.375% due 11/01/2028		1,252	1,090
3.600% due 04/15/2031		189	164
3.650% due 12/15/2029		360	311

Amgen, Inc.
3.000% due 02/22/2029		100	92
3.350% due 02/22/2032		1,600	1,445
3.375% due 02/21/2050		700	527
4.950% due 10/01/2041		1,214	1,158
5.150% due 03/02/2028		1,800	1,839

Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		1,500	1,483

Aptiv PLC
3.100% due 12/01/2051		3,600	2,286
4.350% due 03/15/2029		600	580

Arrow Electronics, Inc.
2.950% due 02/15/2032		800	668

Atlantia SpA
1.875% due 07/13/2027	EUR	500	481

AutoNation, Inc.
4.750% due 06/01/2030		$400	376

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,191

BAE Systems PLC
3.000% due 09/15/2050		1,000	700

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		900	680

BAT Capital Corp.
4.390% due 08/15/2037		1,200	980
4.540% due 08/15/2047		400	298
4.758% due 09/06/2049		300	231

Bayer U.S. Finance LLC
5.876% (US0003M + 1.010%) due 12/15/2023 ~		900	899

Becton Dickinson & Co.
3.734% due 12/15/2024		177	173
3.794% due 05/20/2050		500	406

Berry Global, Inc.
1.570% due 01/15/2026		2,600	2,362

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,000	1,742

Boeing Co.
2.750% due 02/01/2026		2,800	2,659
3.250% due 02/01/2035		700	572
3.600% due 05/01/2034		700	602
3.650% due 03/01/2047		400	292
3.750% due 02/01/2050		700	531
5.705% due 05/01/2040		400	405

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		700	497

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,369	2,051
3.800% due 03/20/2033		700	644
4.125% due 03/20/2033		1,127	987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.450% due 02/15/2031	$1,500	$1,229
3.137% due 11/15/2035	2,004	1,543
3.187% due 11/15/2036	925	702
3.419% due 04/15/2033	500	419
3.469% due 04/15/2034	2,700	2,220
4.150% due 11/15/2030	202	187
4.300% due 11/15/2032	1,300	1,198

Cameron LNG LLC
3.302% due 01/15/2035	300	258

Canadian Pacific Railway Co.
3.000% due 12/02/2041	1,600	1,281

Carrier Global Corp.
3.377% due 04/05/2040	1,900	1,513

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	500	359

CDW LLC
3.569% due 12/01/2031	1,100	947

Centene Corp.
2.450% due 07/15/2028	1,400	1,219
4.625% due 12/15/2029	500	471

Charter Communications Operating LLC
4.400% due 12/01/2061	4,200	2,874
4.800% due 03/01/2050	1,600	1,221
5.375% due 05/01/2047	2,500	2,065

Children’s Health System of Texas
2.511% due 08/15/2050	1,500	952

Cloud Software Group Holdings, Inc.
6.500% due 03/31/2029	600	531

Comcast Corp.
2.887% due 11/01/2051	215	147

CommonSpirit Health
3.910% due 10/01/2050	1,300	1,010

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,078

Continental Resources, Inc.
2.268% due 11/15/2026	2,200	1,956

CoStar Group, Inc.
2.800% due 07/15/2030	600	503

CSN Resources SA
4.625% due 06/10/2031	1,600	1,233

CVS Health Corp.
5.050% due 03/25/2048	800	749

CVS Pass-Through Trust
4.704% due 01/10/2036	2,460	2,315

DAE Funding LLC
3.375% due 03/20/2028	1,900	1,716

Daimler Trucks Finance North America LLC
2.000% due 12/14/2026	1,000	901

Dell International LLC
3.450% due 12/15/2051	5,900	3,846
4.000% due 07/15/2024	1,100	1,086
5.450% due 06/15/2023	667	667
6.020% due 06/15/2026	600	616

Delta Air Lines, Inc.
4.500% due 10/20/2025	917	902
7.375% due 01/15/2026	1,700	1,771

Discovery Communications LLC
4.000% due 09/15/2055	3,203	2,128

eBay, Inc.
2.700% due 03/11/2030	600	526

Elevance Health, Inc.
4.650% due 01/15/2043	1,600	1,497
5.125% due 02/15/2053	2,100	2,094

Energy Transfer LP
3.900% due 05/15/2024	100	98
3.900% due 07/15/2026	1,200	1,155
4.050% due 03/15/2025	1,100	1,079
4.150% due 09/15/2029	700	655
6.625% due 10/15/2036	500	528
7.500% due 07/01/2038	400	450

Entergy Louisiana LLC
4.200% due 04/01/2050	400	345

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQM Midstream Partners LP
4.125% due 12/01/2026		$400	$364

Expedia Group, Inc.
2.950% due 03/15/2031		176	147

Ferguson Finance PLC
3.250% due 06/02/2030		400	348

Fiserv, Inc.
3.200% due 07/01/2026		400	380

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,400	1,974

Ford Foundation
2.415% due 06/01/2050		700	465
2.815% due 06/01/2070		1,400	872

Fortune Brands Innovations, Inc.
3.250% due 09/15/2029		300	267

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		700	527

Global Payments, Inc.
2.900% due 05/15/2030		400	339
2.900% due 11/15/2031		3,100	2,541

Guara Norte SARL
5.198% due 06/15/2034		911	785

Helmerich & Payne, Inc.
2.900% due 09/29/2031		1,400	1,163

Hershey Co.
2.650% due 06/01/2050		500	352

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		700	591

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		2,100	1,795

Huntsman International LLC
4.500% due 05/01/2029		500	470

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,232

Hyundai Capital America
2.100% due 09/15/2028		1,700	1,438

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	300	324

Imperial Brands Finance PLC
6.125% due 07/27/2027		$800	822

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	700	683

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028 (k)		700	624

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$1,478	1,358

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,215

Leidos, Inc.
4.375% due 05/15/2030		400	377

Lennar Corp.
4.750% due 11/29/2027		1,300	1,288

Lenovo Group Ltd.
3.421% due 11/02/2030		900	755

Marvell Technology, Inc.
1.650% due 04/15/2026		1,700	1,542

Masco Corp.
7.750% due 08/01/2029		1,118	1,253

Masonite International Corp.
3.500% due 02/15/2030		2,000	1,661

Medline Borrower LP
3.875% due 04/01/2029		700	608

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,000	820
5.750% due 07/21/2028		600	520

Micron Technology, Inc.
3.477% due 11/01/2051		6,000	3,918

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	2,033

MPLX LP
2.650% due 08/15/2030		2,000	1,697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Fuel Gas Co.
2.950% due 03/01/2031		$1,000	$805

Netflix, Inc.
4.375% due 11/15/2026		1,500	1,485
4.875% due 04/15/2028		900	896
5.375% due 11/15/2029		400	407
5.875% due 11/15/2028		700	737

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		400	319
5.750% due 11/15/2041		950	941

Newmont Corp.
2.800% due 10/01/2029		1,100	974

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		5,500	4,984

NXP BV
3.250% due 05/11/2041		1,200	876
3.250% due 11/30/2051		1,300	870
3.875% due 06/18/2026		900	870

Oracle Corp.
3.650% due 03/25/2041 (i)		6,300	4,866
4.125% due 05/15/2045		1,900	1,495

Owens Corning
3.400% due 08/15/2026		1,300	1,241

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	441

PerkinElmer, Inc.
3.300% due 09/15/2029		300	268

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		400	360

Petroleos Mexicanos
6.700% due 02/16/2032		1,300	1,036
6.950% due 01/28/2060		3,228	2,089

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	187

Prosus NV
4.027% due 08/03/2050		1,100	724
4.987% due 01/19/2052		3,400	2,544

PTC, Inc.
4.000% due 02/15/2028		400	374

QatarEnergy Trading LLC
3.125% due 07/12/2041		1,500	1,175

QVC, Inc.
5.950% due 03/15/2043		2,100	764

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		1,000	383

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	972
2.800% due 09/15/2050		1,200	802

Rockefeller Foundation
2.492% due 10/01/2050		400	265

Rogers Communications, Inc.
3.800% due 03/15/2032		1,300	1,168

Rolls-Royce PLC
3.625% due 10/14/2025		200	191
4.625% due 02/16/2026	EUR	800	861

Royalty Pharma PLC
3.550% due 09/02/2050		$1,100	760

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,500	1,496

Sands China Ltd.
2.800% due 03/08/2027		2,200	1,889
5.625% due 08/08/2025		700	683

Santos Finance Ltd.
3.649% due 04/29/2031		900	753

Sasol Financing USA LLC
4.375% due 09/18/2026		500	453

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	392

ServiceNow, Inc.
1.400% due 09/01/2030		2,300	1,854

Southern Co.
3.250% due 07/01/2026		800	763

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		$122	$114

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	378

Stryker Corp.
2.900% due 06/15/2050		$400	283

Studio City Finance Ltd.
5.000% due 01/15/2029		500	384

Sutter Health
3.361% due 08/15/2050		1,200	879

Syngenta Finance NV
4.441% due 04/24/2023		400	400
4.892% due 04/24/2025		958	937

T-Mobile USA, Inc.
3.000% due 02/15/2041		2,000	1,484
3.600% due 11/15/2060		2,900	2,071
3.875% due 04/15/2030		400	376

TD SYNNEX Corp.
1.750% due 08/09/2026		800	701
2.375% due 08/09/2028		1,600	1,328

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,342

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,304

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	389

Time Warner Cable LLC
5.875% due 11/15/2040		$400	363

TMS Issuer SARL
5.780% due 08/23/2032		1,100	1,149

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	541
7.250% due 08/15/2038		150	172

Travel & Leisure Co.
6.600% due 10/01/2025		400	402

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		3	3

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,098	987
4.000% due 10/11/2027		589	556
5.875% due 04/15/2029		5,055	5,047

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		2,400	2,288
5.250% due 06/15/2046		100	79

Vale Overseas Ltd.
3.750% due 07/08/2030		600	538

Valero Energy Corp.
3.650% due 12/01/2051		700	509

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,338	1,248

VMware, Inc.
2.200% due 08/15/2031		4,200	3,328
3.900% due 08/21/2027		700	671

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		600	580

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	1,600	1,520

Western Digital Corp.
2.850% due 02/01/2029		$3,500	2,847

Williams Cos., Inc.
8.750% due 03/15/2032		137	165

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,536
4.500% due 03/04/2029		700	676

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	379

Wynn Macau Ltd.
5.500% due 01/15/2026		500	464

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031		1,200	915

			219,650

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.6%

AEP Texas, Inc.
4.150% due 05/01/2049	$400	$332

American Water Capital Corp.
4.150% due 06/01/2049	300	257

Arizona Public Service Co.
2.650% due 09/15/2050	1,300	814

AT&T, Inc.
3.800% due 12/01/2057	2,381	1,772
3.850% due 06/01/2060	3,200	2,402

Blue Racer Midstream LLC
7.625% due 12/15/2025	200	198

Constellation Energy Generation LLC
3.250% due 06/01/2025	400	386

Deutsche Telekom AG
3.625% due 01/21/2050	900	700

DTE Electric Co.
2.625% due 03/01/2031	300	260

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	777

Duke Energy Progress LLC
2.900% due 08/15/2051	1,700	1,163

Enel Finance International NV
2.650% due 09/10/2024	600	579

Entergy Arkansas LLC
2.650% due 06/15/2051	800	519

Entergy Corp.
3.750% due 06/15/2050	400	304

Eversource Energy
2.900% due 03/01/2027	600	560

FirstEnergy Corp.
3.400% due 03/01/2050	1,600	1,099
5.100% due 07/15/2047	545	484

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	395

Georgia Power Co.
3.250% due 03/15/2051	2,800	2,008

Indiana Michigan Power Co.
3.250% due 05/01/2051	700	496

Kentucky Utilities Co.
3.300% due 06/01/2050	500	363

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	2,300	2,260

NRG Energy, Inc.
2.450% due 12/02/2027	1,100	942

Oi SA
10.000% due 07/27/2025 ^(c)	200	16

ONEOK, Inc.
4.550% due 07/15/2028	2,500	2,421

Pacific Gas & Electric Co.
2.100% due 08/01/2027	700	611
3.250% due 06/15/2023	800	796
3.300% due 12/01/2027	500	451
3.500% due 08/01/2050	1,700	1,125
3.950% due 12/01/2047	1,800	1,283
4.200% due 06/01/2041	700	553
4.250% due 03/15/2046	500	370
4.400% due 03/01/2032	2,500	2,256
4.550% due 07/01/2030	1,300	1,219
4.950% due 07/01/2050	1,600	1,321

PECO Energy Co.
4.375% due 08/15/2052	1,000	907

Puget Energy, Inc.
4.100% due 06/15/2030	500	462

Rio Oil Finance Trust
9.250% due 07/06/2024	146	148

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	850

SES SA
5.300% due 04/04/2043	1,800	1,348

Shell International Finance BV
3.625% due 08/21/2042	1,100	927

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
3.650% due 02/01/2050	$200	$154
3.650% due 06/01/2051	1,400	1,073
5.625% due 02/01/2036	200	206
6.650% due 04/01/2029	200	216

Southwestern Electric Power Co.
3.250% due 11/01/2051	1,000	698

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,466

Verizon Communications, Inc.
2.355% due 03/15/2032	3,704	3,041
4.125% due 08/15/2046	1,800	1,540

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	416

Vodafone Group PLC
4.875% due 06/19/2049	1,000	904

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,031

		47,879

Total Corporate Bonds & Notes (Cost $509,257)		421,660

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.7%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	250

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	1,500	1,178

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,861

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	1,869

		5,158

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	700	595

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,365	2,598

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	1,607

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	445

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,193

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	1,750

Total Municipal Bonds & Notes (Cost $15,971)		14,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 9.9%

Fannie Mae
0.000% due 11/15/2030 (e)	$10,700	$7,889
5.625% due 04/17/2028	100	108
6.210% due 08/06/2038	9,643	11,499

Freddie Mac
0.000% due 03/15/2031 (e)	1,100	797
2.750% due 11/25/2029	1,052	979
5.000% due 04/15/2038	34	34
6.250% due 07/15/2032	300	358
6.750% due 03/15/2031	1,900	2,284

Ginnie Mae
3.500% due 11/20/2044	1,758	1,550
4.000% due 06/20/2048	124	121
5.500% due 10/20/2037	699	732

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	1,720
0.000% due 04/15/2030	4,100	3,081

U.S. Small Business Administration
5.290% due 12/01/2027	30	30

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	2,614	2,470
4.000% due 10/01/2047 - 06/01/2049	175	171

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2053	3,800	3,413
3.500% due 05/01/2053	11,800	10,973
4.000% due 04/01/2053	24,700	23,625

Total U.S. Government Agencies (Cost $72,545)		71,834

U.S. TREASURY OBLIGATIONS 70.5%

U.S. Treasury Bonds
1.375% due 11/15/2040 (m)	23,300	16,069
1.750% due 08/15/2041 (k)	195,390	141,627
1.875% due 02/15/2041 (k)	96,900	72,556
2.000% due 11/15/2041 (k)	108,500	81,975
2.250% due 05/15/2041 (k)(m)	51,600	41,023
2.250% due 08/15/2049 (k)	2,800	2,107
2.250% due 02/15/2052 (k)	14,830	11,066
2.375% due 02/15/2042 (k)	8,600	6,920
2.500% due 02/15/2045 (m)	15,900	12,700
2.750% due 08/15/2042 (m)	600	511
2.875% due 05/15/2043 (m)	1,637	1,416
3.000% due 08/15/2048 (m)	12,712	11,109
3.000% due 02/15/2049 (k)(m)	2,050	1,796
3.000% due 08/15/2052 (k)	5,500	4,833
3.125% due 02/15/2043 (m)	23,100	20,789
3.125% due 05/15/2048 (m)	3,103	2,772
3.250% due 05/15/2042 (k)	34,600	31,943
4.000% due 11/15/2052 (k)	10,100	10,722

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	575	399
0.250% due 02/15/2050	3,957	2,875
0.625% due 02/15/2043	651	550
0.750% due 02/15/2045	2,160	1,842
1.000% due 02/15/2049	1,308	1,165

U.S. Treasury STRIPS
0.000% due 08/15/2040 (e)	4,500	2,405
0.000% due 11/15/2040 (e)	12,200	6,465
0.000% due 08/15/2042 (e)	2,600	1,238
0.000% due 05/15/2043 (e)	5,800	2,685
0.000% due 11/15/2043 (e)	1,000	455
0.000% due 11/15/2044 (e)	13,200	5,729
0.000% due 05/15/2046 (e)	8,700	3,599
0.000% due 08/15/2047 (e)	22,500	8,970
0.000% due 05/15/2052 (e)	8,000	2,828

Total U.S. Treasury Obligations (Cost $628,582)		513,139

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

American Home Mortgage Investment Trust
5.425% due 11/25/2045 ~	731	622

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	$2,500	$2,187
6.584% due 03/15/2037 •	500	493

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,039
4.957% due 08/10/2035 ~	700	599

Bear Stearns Adjustable Rate Mortgage Trust
3.957% due 01/25/2035 ~	1	1

Citigroup Mortgage Loan Trust
4.322% due 03/25/2034 ~	31	28

Credit Suisse Mortgage Capital Trust
3.005% due 12/26/2059 ~	479	480
3.388% due 04/25/2043 ~	515	488

Downey Savings & Loan Association Mortgage Loan Trust
4.540% due 07/19/2044 ~	17	15

Fontainebleau Miami Beach Trust
3.144% due 12/10/2036	2,200	2,093

GSMPS Mortgage Loan Trust
5.195% due 01/25/2036 •	740	601

IndyMac IMSC Mortgage Loan Trust
5.205% due 07/25/2047 •	63	42

IndyMac INDX Mortgage Loan Trust
5.035% due 04/25/2037 •	1,070	891

Merrill Lynch Mortgage Investors Trust
3.695% due 11/25/2035 •	338	305

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	781	729
4.500% due 05/25/2058 ~	150	141

Structured Adjustable Rate Mortgage Loan Trust
5.193% due 02/25/2034 ~	4	4

Structured Asset Mortgage Investments Trust
5.225% due 07/25/2046 ^•	31	21
5.285% due 05/25/2036 •	54	41

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	442	414
5.845% due 05/25/2058 •	122	120
5.845% due 10/25/2059 •	97	96

WaMu Mortgage Pass-Through Certificates Trust
3.056% due 01/25/2037 ^~	438	353
4.186% due 08/25/2046 •	394	309
5.215% due 05/25/2034 •	647	599
5.685% due 06/25/2044 •	51	46

Total Non-Agency Mortgage-Backed Securities (Cost $13,511)		12,757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.9%

Accredited Mortgage Loan Trust
5.335% due 01/25/2035 •		$391	$345

American Money Management Corp. CLO Ltd.
5.809% due 11/10/2030 •		895	886

Barings CLO Ltd.
5.742% due 04/15/2031 •		2,300	2,274

BHG Securitization Trust
5.320% due 10/17/2035		795	789

BlueMountain Fuji EUR CLO II DAC
2.938% due 07/15/2030 •	EUR	809	861

Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		$2,900	2,899

CIT Mortgage Loan Trust
6.195% due 10/25/2037 •		110	110

Countrywide Asset-Backed Certificates Trust
3.679% due 04/25/2036 •		1,800	1,664
5.895% due 11/25/2035 ~		29	29

Dryden CLO Ltd.
5.842% due 07/15/2031 •		2,500	2,469

Equifirst Loan Securitization Trust
5.015% due 04/25/2037 •		672	569

Harvest CLO DAC
3.048% due 07/15/2031 •	EUR	1,600	1,688

HSI Asset Securitization Corp. Trust
5.165% due 05/25/2037 •		$51	50

IXIS Real Estate Capital Trust
5.475% due 02/25/2036 •		15	16

JP Morgan Mortgage Acquisition Corp.
5.550% due 09/25/2035 •		220	216

JP Morgan Mortgage Acquisition Trust
4.703% due 11/25/2036 •		1,065	1,067

LCM LP
5.688% due 04/20/2028 •		103	103

PFP Ltd.
6.934% due 08/19/2035 •		2,500	2,494

Securitized Asset-Backed Receivables LLC Trust
5.325% due 03/25/2036 ~		313	306

SLM Private Education Loan Trust
9.434% due 10/15/2041 •		1,798	1,955

SLM Student Loan Trust
6.318% due 04/25/2023 •		44	44

Structured Asset Investment Loan Trust
4.995% due 06/25/2036 •		278	267

Total Asset-Backed Securities (Cost $21,185)			21,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,800	$999

Total Sovereign Issues (Cost $1,302)			999

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.0%
			263

U.S. TREASURY BILLS 0.2%
4.296% due 04/25/2023 - 05/09/2023 (d)(e)		$1,362	1,356
Total Short-Term Instruments (Cost $1,619)			1,619

Total Investments in Securities (Cost $1,271,895)			1,064,938

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III		1,225,875	11,918

Total Short-Term Instruments (Cost $11,917)			11,918

Total Investments in Affiliates (Cost $11,917)			11,918

Total Investments 148.0% (Cost $1,283,812)			$1,076,856

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $16,511)			1,359
Other Assets and Liabilities, net (48.2)%			(350,718)

Net Assets 100.0%			$727,497

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.057%	01/25/2033	01/18/2022	$1,100	$932	0.13%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,100	949	0.13
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	1,792	0.25
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,507	5,348	0.73
Oracle Corp.	3.650	03/25/2041	03/22/2021	6,261	4,866	0.67

				$18,368	$13,887	1.91%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$263	U.S. Treasury Bills 0.000% due 03/21/2024	$(268)	$263	$263

Total Repurchase Agreements						$(268)	$263	$263

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	4.730%	02/23/2023	04/05/2023			$(3,213)	$(3,230)
	4.780	03/03/2023	04/12/2023			(6,046)	(6,071)
	4.800	03/17/2023	04/05/2023			(971)	(973)
BSN	4.870	03/23/2023	04/13/2023			(210,238)	(210,550)
DEU	4.740	03/02/2023	04/04/2023			(12,439)	(12,491)
	4.880	03/23/2023	04/13/2023			(68,465)	(68,567)
GRE	4.750	03/15/2023	04/05/2023			(5,418)	(5,432)
	4.950	03/27/2023	04/10/2023			(1,490)	(1,491)
JML	(0.500)	11/16/2022	TBD	(3)	EUR	(548)	(592)
JPS	4.670	02/23/2023	04/05/2023			$(5,439)	(5,467)
	4.780	03/08/2023	04/04/2023			(16,601)	(16,658)
SGY	4.700	02/22/2023	04/05/2023			(5,059)	(5,085)

Total Reverse Repurchase Agreements							$(336,607)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(10,274)	$0	$(10,274)	$10,274	$0
BSN	0	(210,550)	0	(210,550)	213,136	2,586
DEU	0	(81,058)	0	(81,058)	81,641	583
FICC	263	0	0	263	(268)	(5)
GRE	0	(6,923)	0	(6,923)	6,917	(6)
JML	0	(592)	0	(592)	624	32
JPS	0	(22,125)	0	(22,125)	21,794	(331)
SGY	0	(5,085)	0	(5,085)	5,056	(29)

Total Borrowings and Other Financing Transactions	$263	$(336,607)	$0

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(592)	$(592)
U.S. Treasury Obligations	0	(336,015)	0	0	(336,015)

Total Borrowings	$0	$(336,015)	$0	$(592)	$(336,607)

Payable for reverse repurchase agreements					$(336,607)

(k)	Securities with an aggregate market value of $341,322 have been pledged as collateral under the terms of the above master agreements as of March 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(279,834) at a weighted average interest rate of 2.965%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note May 2023 Futures	$108.500	04/21/2023	8	$8	$(3)	$(2)
Call - CBOT U.S. Treasury 5-Year Note May 2023 Futures	111.500	04/21/2023	8	8	(3)	(2)
Put - CBOT U.S. Treasury 10-Year Note May 2023 Futures	112.000	04/21/2023	26	26	(14)	(2)
Call - CBOT U.S. Treasury 10-Year Note May 2023 Futures	119.000	04/21/2023	26	26	(24)	(4)

Total Written Options					$(44)	$(10)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	1,335	$276,195	$15,734	$3,855	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	759	$(83,116)	$(1,465)	$0	$(172)
U.S. Treasury 10-Year Note June Futures	06/2023	157	(18,043)	(502)	0	(54)

				$(1,967)	$0	$(226)

Total Futures Contracts				$13,767	$3,855	$(226)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2026	0.851%		$600	$13	$(10)	$3	$2	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.555		1,800	0	10	10	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.620		800	11	(6)	5	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.740		900	16	(9)	7	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.814		1,200	14	(6)	8	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2027	0.870		1,300	(7)	14	7	1	0
Atlantia SPA	1.000	Quarterly	06/20/2025	1.000	EUR	300	(18)	18	0	1	0
Barclays Bank PLC	1.000	Quarterly	12/20/2023	0.909		800	1	0	1	1	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.406		$400	3	(2)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.784		1,600	(6)	18	12	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.613	EUR	800	10	(1)	9	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.054		200	(2)	2	0	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.012		$1,400	(2)	2	0	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599		2,400	15	15	30	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		300	4	0	4	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		1,100	215	(85)	130	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2028	1.147		700	(13)	9	(4)	6	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.475	EUR	1,000	(141)	131	(10)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695		1,600	(163)	133	(30)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.758		$4,300	97	(64)	33	3	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.817		900	21	(15)	6	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.928		900	(16)	19	3	1	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.684		6,300	45	26	71	0	0

							$97	$199	$296	$21	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$644	$(24)	$4	$(20)	$1	$0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	200	(15)	4	(11)	1	0

					$(39)	$8	$(31)	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/20/2028	GBP	10,900	$51	$(94)	$(43)	$36	$0
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		700	(9)	(341)	(350)	0	(5)
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		700	(9)	(335)	(344)	0	(5)
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		900	(12)	(414)	(426)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		$800	(2)	17	15	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		12,900	285	(279)	6	0	(40)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		90,210	8,132	7,273	15,405	0	(390)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		60,600	6,295	1,451	7,746	0	(279)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.156	Annual	03/10/2033		7,200	0	(49)	(49)	0	(17)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		9,600	219	(98)	121	0	(54)
Receive	1-Day USD-SOFR Compounded-OIS	3.050	Annual	12/14/2052		1,890	(11)	(19)	(30)	0	(23)
Pay	1-Year BRL-CDI	12.980	Maturity	01/04/2027	BRL	38,000	0	162	162	1	0
Receive	3-Month USD-LIBOR	1.810	Semi-Annual	11/10/2051		$2,300	(18)	643	625	0	(23)
Receive	3-Month USD-LIBOR	1.638	Semi-Annual	12/08/2051		1,200	(8)	372	364	0	(11)
Pay	6-Month EUR-EURIBOR	0.175	Annual	03/17/2033	EUR	13,870	(443)	(3,620)	(4,063)	8	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		4,630	453	2,120	2,573	0	(6)

							$14,923	$6,789	$21,712	$47	$(859)

Total Swap Agreements							$14,981	$6,996	$21,977	$70	$(859)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,855	$70	$3,925	$(10)	$(226)	$(859)	$(1,095)

(m)

Securities with an aggregate market value of $28,645 and cash of $5,072 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	DKK	2,866		$409	$0	$(9)

BPS	04/2023	CAD	152		112	0	(1)
	04/2023		$390	DKK	2,682	1	0
	05/2023	DKK	2,677		$389	0	(1)

BRC	05/2023		1,447		212	1	0

CBK	04/2023	BRL	7,906		1,527	0	(33)
	04/2023	DKK	3,129		445	0	(11)
	04/2023		$1,556	BRL	7,906	4	0
	04/2023		271	DKK	1,862	0	0
	04/2023		98	PEN	379	3	0
	05/2023	DKK	1,859		$271	0	0
	05/2023	PEN	2,564		646	0	(33)
	06/2023		$61	MXN	1,138	1	0
	06/2023		475	PEN	1,832	9	0

DUB	04/2023		16,954	EUR	15,666	36	0
	05/2023	EUR	15,666		$16,981	0	(35)

GLM	04/2023	BRL	7,575		1,491	0	(4)
	04/2023		$1,396	BRL	7,575	98	0

MBC	04/2023	EUR	1,333		$1,415	0	(31)
	04/2023	GBP	2,639		3,187	0	(69)

RBC	05/2023	MXN	348		18	0	(1)
	05/2023		$2,999	AUD	4,282	0	(132)

UAG	04/2023	EUR	14,333		$15,218	0	(326)
	04/2023		$73	CAD	100	0	0
	05/2023	CAD	100		$73	0	0
	05/2023	GBP	2,639		3,267	9	0

Total Forward Foreign Currency Contracts						$162	$(686)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2024	1,800	$43	$21

Total Purchased Options							$43	$21

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.100%	03/04/2024	15,000	$(44)	$(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	900	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	900	(4)	(3)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	04/28/2023	400	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	04/28/2023	400	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	05/04/2023	1,200	(6)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.450	05/04/2023	1,200	(6)	(5)

Total Written Options							$(68)	$(37)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.368%	$100	$(4)	$3	$0	$(1)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.625	400	(2)	5	3	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.946	100	(1)	1	0	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.675	300	(4)	5	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434	300	(2)	5	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199	100	(2)	1	0	(1)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.974	1,800	(75)	76	1	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.339	200	(3)	5	2	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.702	100	(1)	2	1	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	1.803	1,000	(62)	32	0	(30)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.434	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.840	400	1	1	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.944	100	0	0	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.199	500	(12)	8	0	(4)

							$(168)	$146	$14	$(36)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
CBK	CDX.HY-33 5-Year Index 35-100%	5.000%	Quarterly	12/20/2024	$8,194	$1,364	$(707)	$657	$0
GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	300	36	(25)	11	0
JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	13	(9)	4	0
MYC	CDX.HY-37 5-Year Index 25-35%	5.000	Quarterly	12/20/2026	2,600	354	(86)	268	0

						$1,767	$(827)	$940	$0

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	S&P 500 Total Return Index	10,298	5.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/04/2023	$90,531	$0	$(381)	$0	$(381)

FAR	Receive	S&P 500 Total Return Index	5,502	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	48,369	0	(207)	0	(207)
	Receive	S&P 500 Total Return Index	12,799	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	112,518	0	(480)	0	(480)
	Receive	S&P 500 Total Return Index	1,451	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023	12,756	0	(54)	0	(54)

JPM	Receive	S&P 500 Total Return Index	1,108	5.000% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	9,741	0	(9)	0	(9)

MBC	Receive	S&P 500 Total Return Index	268	5.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023	2,356	0	(10)	0	(10)
	Receive	S&P 500 Total Return Index	5,662	5.150% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023	49,775	0	(213)	0	(213)
	Receive	S&P 500 Total Return Index	3,452	5.120% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023	30,347	0	(129)	0	(129)

RBC	Receive	S&P 500 Total Return Index	785	5.170% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023	6,901	0	(30)	0	(30)
	Receive	S&P 500 Total Return Index	4,355	5.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	38,285	0	(163)	0	(163)

TOR	Receive	S&P 500 Total Return Index	785	5.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	6,901	0	(29)	0	(29)

UAG	Receive	S&P 500 Total Return Index	3,880	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	34,110	0	(144)	0	(144)

								$0	$(1,849)	$0	$(1,849)

Total Swap Agreements								$1,599	$(2,530)	$954	$(1,885)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$21	$0	$21	$(9)	$(21)	$(1)	$(31)	$(10)	$0	$(10)
BPS	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
BRC	1	0	3	4	0	0	(381)	(381)	(377)	(1,580)	(1,957)
CBK	17	0	657	674	(77)	0	0	(77)	597	(803)	(206)
DUB	36	0	0	36	(35)	0	0	(35)	1	0	1
FAR	0	0	0	0	0	0	(741)	(741)	(741)	(3,010)	(3,751)
GLM	98	0	0	98	(4)	(16)	0	(20)	78	0	78
GST	0	0	16	16	0	0	(1)	(1)	15	0	15
HUS	0	0	2	2	0	0	0	0	2	0	2
JPM	0	0	5	5	0	0	(9)	(9)	(4)	0	(4)
MBC	0	0	0	0	(100)	0	(352)	(452)	(452)	(930)	(1,382)
MYC	0	0	271	271	0	0	(34)	(34)	237	(304)	(67)
RBC	0	0	0	0	(133)	0	(193)	(326)	(326)	(669)	(995)
TOR	0	0	0	0	0	0	(29)	(29)	(29)	0	(29)
UAG	9	0	0	9	(326)	0	(144)	(470)	(461)	0	(461)

Total Over the Counter	$162	$21	$954	$1,137	$(686)	$(37)	$(1,885)	$(2,608)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	81

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$3,855	$0	$0	$3,855
Swap Agreements	0	23	0	0	47	70

	$0	$23	$3,855	$0	$47	$3,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$162	$0	$162
Purchased Options	0	0	0	0	21	21
Swap Agreements	0	954	0	0	0	954

	$0	$954	$0	$162	$21	$1,137

	$0	$977	$3,855	$162	$68	$5,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	226	226
Swap Agreements	0	0	0	0	859	859

	$0	$0	$0	$0	$1,095	$1,095

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$686	$0	$686
Written Options	0	0	0	0	37	37
Swap Agreements	0	36	1,849	0	0	1,885

	$0	$36	$1,849	$686	$37	$2,608

	$0	$36	$1,849	$686	$1,132	$3,703

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(28,800)	$0	$4,883	$(23,917)
Swap Agreements	0	(8,500)	0	0	(3,315)	(11,815)

	$0	$(8,500)	$(28,800)	$0	$1,568	$(35,732)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,094	$0	$2,094
Purchased Options	0	0	0	0	(99)	(99)
Written Options	0	582	0	0	(4,033)	(3,451)
Swap Agreements	0	907	(79,290)	0	0	(78,383)

	$0	$1,489	$(79,290)	$2,094	$(4,132)	$(79,839)

	$0	$(7,011)	$(108,090)	$2,094	$(2,564)	$(115,571)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$34	$34
Futures	0	0	(18,191)	0	(2,050)	(20,241)
Swap Agreements	0	2,190	0	0	6,604	8,794

	$0	$2,190	$(18,191)	$0	$4,588	$(11,413)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(813)	$0	$(813)
Purchased Options	0	0	0	0	(845)	(845)
Written Options	0	(291)	0	0	4,868	4,577
Swap Agreements	0	(810)	(5,820)	0	0	(6,630)

	$0	$(1,101)	$(5,820)	$(813)	$4,023	$(3,711)

	$0	$1,089	$(24,011)	$(813)	$8,611	$(15,124)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,122	$3,361	$7,483
Corporate Bonds & Notes
Banking & Finance	0	154,131	0	154,131
Industrials	0	219,650	0	219,650
Utilities	0	47,879	0	47,879
Municipal Bonds & Notes
California	0	5,158	0	5,158
Florida	0	595	0	595
Georgia	0	2,598	0	2,598
Maryland	0	1,607	0	1,607
New York	0	445	0	445
Ohio	0	2,193	0	2,193
Texas	0	1,750	0	1,750
U.S. Government Agencies	0	71,834	0	71,834
U.S. Treasury Obligations	0	513,139	0	513,139
Non-Agency Mortgage-Backed Securities	0	12,757	0	12,757
Asset-Backed Securities	0	21,101	0	21,101
Sovereign Issues	0	999	0	999
Short-Term Instruments
Repurchase Agreements	0	263	0	263
U.S. Treasury Bills	0	1,356	0	1,356

	$0	$1,061,577	$3,361	$1,064,938

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,918	$0	$0	$11,918

Total Investments	$11,918	$1,061,577	$3,361	$1,076,856

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,855	70	0	3,925
Over the counter	0	1,137	0	1,137

	$3,855	$1,207	$0	$5,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,095)	0	(1,095)
Over the counter	0	(2,608)	0	(2,608)

	$0	$(3,703)	$0	$(3,703)

Total Financial Derivative Instruments	$3,855	$(2,496)	$0	$1,359

Totals	$15,773	$1,059,081	$3,361	$1,078,215

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	83

Schedule of Investments	PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.9%

CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 1.6%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$500	$478

Bank of America Corp.
6.179% (SOFRRATE + 1.330%) due 04/02/2026 ~		500	501

Barclays PLC
7.125% due 06/15/2025 •(e)(f)	GBP	500	541

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	900	967

Credit Suisse AG AT1 Claim ^		$1,078	62

General Motors Financial Co., Inc.
5.938% (SOFRRATE + 1.200%) due 11/17/2023 ~		$500	498

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		600	601

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		500	433

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)		623	580

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	8,918	1,008

VICI Properties LP
4.750% due 02/15/2028		$100	95

			5,764

INDUSTRIALS 1.0%

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		300	277

CVS Pass-Through Trust
6.943% due 01/10/2030		374	386

DAE Funding LLC
1.625% due 02/15/2024		500	479

MPLX LP
2.650% due 08/15/2030		400	339

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		900	853
4.345% due 09/17/2027		700	661
4.810% due 09/17/2030		200	181

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		100	93
4.279% due 03/15/2032		400	357

			3,626

UTILITIES 0.1%

Pacific Gas & Electric Co.
4.550% due 07/01/2030		400	375

Total Corporate Bonds & Notes (Cost $10,466)			9,765

U.S. GOVERNMENT AGENCIES 6.7%

Fannie Mae
3.014% due 06/01/2035 •		3	3
3.265% due 09/01/2035 •		5	5
3.675% due 06/01/2034 •		12	12
3.765% due 06/01/2035 •		3	3
3.805% due 07/01/2035 •		1	1
4.069% due 12/01/2033 •		1	1
4.273% due 12/01/2033 •		3	3
4.581% due 11/01/2035 •		1	1
4.967% due 09/25/2042 ~		14	14
5.195% due 07/25/2037 •		23	22
5.225% due 07/25/2037 •		38	38
5.245% due 09/25/2035 •		79	77
5.255% due 09/25/2035 ~		177	175
5.565% due 06/25/2037 •		325	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
3.488% due 06/01/2035 •	$6	$6
4.000% due 01/01/2048 - 03/01/2049	91	88
4.011% due 11/01/2034 •	2	2
5.000% due 05/01/2023 - 01/01/2039	660	674
5.064% due 03/15/2037 •	333	327
5.384% due 08/15/2037 •	476	474
5.394% due 10/15/2037 ~	79	78
5.404% due 05/15/2037 ~	270	269
5.404% due 09/15/2037 •	280	279
5.500% due 01/01/2035 - 03/01/2039	125	130
6.000% due 08/01/2027 - 12/01/2037	30	32

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	2,365	2,442
6.000% due 07/15/2037 - 08/15/2037	21	21

Ginnie Mae, TBA
5.000% due 05/01/2053	6,000	6,002

U.S. Small Business Administration
4.430% due 05/01/2029	56	55

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	31	31
4.500% due 05/01/2023 - 02/01/2044	1,487	1,489
5.000% due 11/01/2025 - 01/01/2029	22	22
5.500% due 02/01/2025 - 09/01/2041	3,553	3,664
6.000% due 10/01/2026 - 05/01/2041	2,467	2,572

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2053	1,700	1,695
6.500% due 04/01/2053	2,200	2,269

Total U.S. Government Agencies (Cost $23,715)		23,300

U.S. TREASURY OBLIGATIONS 1.1%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 02/15/2051 (k)	230	159
0.125% due 02/15/2052 (k)	645	449
0.625% due 07/15/2032	2,884	2,757
0.625% due 02/15/2043 (i)(k)	649	548

Total U.S. Treasury Obligations (Cost $4,268)		3,913

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%
280 Park Avenue Mortgage Trust
5.599% due 09/15/2034 •	2,700	2,623
Banc of America Funding Trust
3.796% due 05/25/2035 ~	1	1

Banc of America Mortgage Trust
3.933% due 07/25/2035 ^~	117	104
4.029% due 05/25/2033 ~	2	2
Barclays Commercial Mortgage Securities Trust
5.659% due 08/15/2036 •	800	792

Bear Stearns Adjustable Rate Mortgage Trust
3.973% due 12/25/2035 ~	3	3
3.977% due 11/25/2034 ~	16	15
4.036% due 11/25/2034 ~	2	2
Bear Stearns ALT-A Trust
4.077% due 10/25/2035 ^~	575	476
BFLD Trust
6.031% due 10/15/2034 ~	800	789
BX Commercial Mortgage Trust
6.667% due 01/17/2039 ~	1,500	1,452

BX Trust
5.576% due 04/15/2039 •	684	652
5.583% due 10/15/2036 •	1,260	1,211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~	$120	$98
3.861% due 12/25/2035 ^~	64	58
6.000% due 12/25/2036	129	63

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •	2	2
5.410% due 10/25/2035 •	2	2
6.170% due 09/25/2062 þ	1,435	1,428
Colony Mortgage Capital Ltd.
6.419% due 11/15/2038 •	2,000	1,850
COLT Mortgage Loan Trust
1.325% due 10/26/2065 ~	574	516

Countrywide Alternative Loan Trust
5.225% due 09/25/2046 ^•	603	546
5.405% due 02/25/2037 •	76	62
5.438% due 11/20/2035 •	1,736	1,547
5.500% due 07/25/2035 ^	2	2
6.000% due 05/25/2037 ^	1,281	630

Countrywide Home Loan Mortgage Pass-Through Trust
3.786% due 11/25/2034 ~	136	121
3.798% due 02/20/2035 ~	3	3
5.910% due 02/20/2036 ^•	2	2
Credit Suisse Mortgage Capital Trust
2.816% due 08/15/2037	1,800	1,633

DBGS Mortgage Trust
5.664% due 06/15/2033 •	1,000	904
6.080% due 10/15/2036 •	800	746
DBWF Mortgage Trust
6.211% due 12/19/2030 ~	1,600	1,564

GS Mortgage Securities Corp.
8.228% due 08/15/2039 ~	1,800	1,792

GS Mortgage Securities Corp. Trust
6.134% due 07/15/2031 •	494	424

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~	4	3
3.968% due 11/25/2035 ^~	197	162
4.052% due 09/25/2035 ~	3	3
6.000% due 02/25/2036 ^	2,750	1,290
6.000% due 07/25/2037 ^	738	487

HarborView Mortgage Loan Trust
3.741% due 06/19/2036 ^~	651	356
5.101% due 12/19/2036 ^•	68	58
5.201% due 05/19/2035 •	5	4

Hilton Orlando Trust
5.984% due 12/15/2034 •	1,400	1,359

IndyMac INDX Mortgage Loan Trust
2.852% due 06/25/2037 ^~	1,397	1,099
3.251% due 06/25/2036 ~	1,424	1,257

JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	695	396

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	1,450	1,257

JP Morgan Mortgage Trust
3.595% due 10/25/2036 ^~	342	254
3.702% due 07/25/2035 ~	14	14
3.754% due 02/25/2035 ~	1	1
3.851% due 10/25/2036 ~	56	41
5.750% due 01/25/2036 ^	23	11

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	528	493

MASTR Adjustable Rate Mortgages Trust
2.642% due 07/25/2035 ^~	98	82

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.124% due 12/15/2030 •	12	11

Merrill Lynch Alternative Note Asset Trust
5.445% due 03/25/2037 •	974	275

Merrill Lynch Mortgage Investors Trust
3.761% due 05/25/2033 ~	9	8
3.909% due 09/25/2035 ^~	274	219
5.265% due 02/25/2036 •	12	11
5.345% due 11/25/2035 •	10	10

Mortgage Equity Conversion Asset Trust
4.880% due 05/25/2042 •	1,215	1,085

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Orleans Hotel Trust
5.673% due 04/15/2032		$1,000	$958

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		29	15
5.769% due 06/25/2036 ~		941	268

PRET LLC
6.559% due 08/25/2052 þ		1,418	1,395

Prime Mortgage Trust
6.000% due 06/25/2036 ^		15	14

Residential Accredit Loans, Inc. Trust
5.145% due 02/25/2037 •		661	572
5.205% due 07/25/2036 •		2,420	998
5.215% due 08/25/2036 •		1,206	1,047
5.225% due 07/25/2036 •		1,155	957

Structured Adjustable Rate Mortgage Loan Trust
4.538% due 01/25/2035 ^•		13	10
5.193% due 02/25/2034 ~		6	6

Structured Asset Mortgage Investments Trust
5.405% due 02/25/2036 ^•		6	5

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	199	238

Thornburg Mortgage Securities Trust
6.357% due 06/25/2047 ^•		$541	442

WaMu Mortgage Pass-Through Certificates Trust
3.713% due 02/25/2037 ^~		197	174
4.338% due 11/25/2042 •		2	1
4.638% due 10/25/2046 ~		48	42
5.485% due 08/25/2045 •		1,003	946

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2036 ^~		221	208

Total Non-Agency Mortgage-Backed Securities (Cost $44,531)			40,657

ASSET-BACKED SECURITIES 27.6%

ACE Securities Corp. Home Equity Loan Trust
4.965% due 10/25/2036 •		6	2
5.865% due 04/25/2035 •		1,316	1,261

Aegis Asset-Backed Securities Trust
5.580% due 08/25/2035 •		1,300	1,048

AREIT Trust
5.809% due 01/16/2037 •		1,227	1,191
6.985% due 06/17/2039 •		1,000	999
7.537% due 06/17/2039 ~		900	889
Argent Securities Trust
5.205% due 04/25/2036 •		958	318
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.505% due 11/25/2035 •		713	684
Atlas Senior Loan Fund Ltd.
6.108% due 04/20/2028 •		600	596
Barings CLO Ltd.
5.742% due 04/15/2031 •		2,200	2,175

Bear Stearns Asset-Backed Securities Trust
5.085% due 06/25/2047 •		822	819
5.685% due 08/25/2036 •		1,400	1,350
5.776% due 03/25/2035 •		2,511	2,487

BHG Securitization Trust
5.320% due 10/17/2035		1,034	1,025
5.930% due 10/17/2035		1,800	1,800
BPCRE Holder LLC
7.091% due 01/16/2037 •		500	495
BSPRT Issuer Ltd.
7.123% due 07/15/2039 ~		1,400	1,381
Capital Four USCLO Ltd.
5.814% due 10/20/2030 •		900	900

Capital One Prime Auto Receivables Trust
4.900% due 03/15/2024		1,727	1,727
5.208% due 09/15/2025 •		1,270	1,270
Carmax Auto Owner Trust
5.458% due 12/15/2025 •		1,300	1,302
Carrington Mortgage Loan Trust
5.812% due 04/17/2031 ~		2,000	1,971

Centex Home Equity Loan Trust
5.340% due 06/25/2036 •		500	443
5.895% due 10/25/2035 •		1,528	1,455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
5.005% due 12/25/2036 •		$654	$366

CLNC Ltd.
6.056% due 08/20/2035 •		292	287

CQS U.S. CLO Ltd.
8.039% due 07/20/2031 •		1,000	994

Credit-Based Asset Servicing and Securitization LLC
5.895% due 03/25/2046 •		250	249

Discover Card Execution Note Trust
5.074% due 03/15/2026 •		1,200	1,200

Encore Credit Receivables Trust
5.745% due 01/25/2036 •		1,000	957

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		1,020	995
5.330% due 03/20/2024		837	837
Equifirst Loan Securitization Trust
5.015% due 04/25/2037 •		792	672

Exeter Automobile Receivables Trust
5.290% due 01/15/2025		2,406	2,405
5.610% due 06/16/2025		900	900
Fidelity Grand Harbour CLO DAC
6.250% due 10/15/2036	EUR	1,900	2,043

First Franklin Mortgage Loan Trust
5.165% due 04/25/2036 •		$95	91
5.345% due 06/25/2036 •		500	437

FREED ABS Trust
4.500% due 08/20/2029		225	225
6.490% due 12/18/2029		778	779
GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		772	764

GoldenTree Loan Management U.S. CLO Ltd.
7.139% due 07/20/2035 ~		1,500	1,478

Greystone Commercial Real Estate Notes Ltd.
5.864% due 09/15/2037 •		826	817

Greywolf CLO Ltd.
5.978% due 01/27/2031 •		900	889

GSAMP Trust
4.895% due 12/25/2046 •		1,667	837

Harley Davidson Motorcycle Trust
4.975% due 03/15/2024		1,081	1,081

Harvest CLO DAC
2.928% due 10/15/2031 •	EUR	400	420

HSI Asset Securitization Corp. Trust
5.125% due 10/25/2036 •		$3,633	1,208

JP Morgan Mortgage Acquisition Trust
5.250% due 07/25/2036 •		1,097	1,061

KKR CLO Ltd.
5.952% due 07/15/2034 •		250	245

Lendbuzz Securitization Trust
5.383% due 03/15/2024		1,389	1,389

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		570	559

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		675	665

LL ABS Trust
3.760% due 11/15/2029		881	866
6.630% due 05/15/2030		1,434	1,428

Long Beach Mortgage Loan Trust
5.145% due 05/25/2036 •		605	348
5.405% due 10/25/2034 •		6	5
6.090% due 11/25/2032 •		967	949

Marlette Funding Trust
6.070% due 04/15/2033		2,200	2,200

Massachusetts Educational Financing Authority
5.768% due 04/25/2038 •		108	108

MASTR Asset-Backed Securities Trust
5.995% due 08/25/2037 •		1,662	1,373

Merrill Lynch First Franklin Mortgage Loan Trust
5.125% due 04/25/2037 •		1,462	670

MF1 LLC
6.906% due 06/19/2037 •		3,192	3,163
7.406% due 06/19/2037 •		2,200	2,176

MF1 Ltd.
5.841% due 10/16/2036 •		800	775

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
4.905% due 05/25/2037 •		$368	$322

Morgan Stanley Home Equity Loan Trust
5.015% due 04/25/2037 •		947	516

Nationstar Home Equity Loan Trust
5.165% due 04/25/2037 •		754	731

Nelnet Student Loan Trust
5.501% due 04/20/2062 •		1,229	1,200

Oaktree CLO Ltd.
5.952% due 07/15/2034 •		600	581

Oportun Issuance Trust
5.940% due 10/09/2029		438	435

Ownit Mortgage Loan Trust
5.670% due 08/25/2036 ~		857	765

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		195	192
6.060% due 03/15/2030		1,877	1,866
Palmer Square European Loan Funding
3.993% due 04/12/2032 •	EUR	2,300	2,495

PRET LLC
5.240% due 04/25/2052 þ		$341	326
5.927% due 06/25/2052 þ		954	932

Ready Capital Mortgage Financing LLC
7.259% due 06/25/2037 •		569	571
7.358% due 10/25/2039 •		2,097	2,105
7.903% due 06/25/2037 ~		1,100	1,093

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		400	369

Residential Asset Securities Corp. Trust
5.730% due 12/25/2035 ~		1,100	939

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025		1	1

Securitized Asset-Backed Receivables LLC Trust
5.005% due 08/25/2036 •		1,298	417
5.325% due 07/25/2036 •		1,166	481
5.805% due 01/25/2036 ^•		1,588	1,381

Shelter Growth CRE Issuer Ltd.
7.052% due 06/17/2037 •		900	897
7.949% due 06/17/2037 •		600	589

SMB Private Education Loan Trust
5.695% due 09/15/2054 •		1,025	999

Soundview Home Loan Trust
5.345% due 10/25/2036 •		890	843

Structured Asset Investment Loan Trust
5.025% due 09/25/2036 •		967	609

Structured Asset Securities Corp. Mortgage Loan Trust
5.185% due 12/25/2036 •		141	137
5.820% due 05/25/2035 ~		1,387	1,344

Theorem Funding Trust
6.060% due 12/15/2028		966	957

TPG Real Estate Finance Issuer Ltd.
6.208% due 02/15/2039 ~		2,650	2,607

Trestles CLO Ltd.
5.985% due 07/21/2034 •		250	244

Upstart Pass-Through Trust Series
3.800% due 04/20/2030		403	388

Upstart Securitization Trust
4.370% due 05/20/2032		266	261
5.500% due 06/20/2032		1,124	1,102

World Omni Auto Receivables Trust
5.128% due 10/15/2025 •		1,090	1,090

Total Asset-Backed Securities (Cost $97,789)			96,284

SOVEREIGN ISSUES 0.1%

Brazil Government International Bond
4.750% due 01/14/2050		389	289

Total Sovereign Issues (Cost $380)			289

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	85

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 82.1%

COMMERCIAL PAPER 2.4%

Amcor Flexibles North America, Inc.
4.980% due 04/06/2023	$250	$250

BAT International Finance PLC
6.000% due 05/19/2023	800	794

Constellation Brands, Inc.
5.730% due 04/17/2023	500	499

Entergy Corp.
5.000% due 04/05/2023	500	500

Global Payments, Inc.
5.900% due 05/01/2023	1,750	1,741

Hitachi America Capital Ltd.
5.100% due 04/06/2023	1,500	1,499

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	750	749

Southern California Edison Co.
5.850% due 04/24/2023	800	797

Walgreens Boots
5.180% due 04/03/2023	850	850
5.800% due 05/03/2023 (a)	750	746

		8,425

REPURCHASE AGREEMENTS (g) 66.1%
		230,671

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.6%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/10/2023 •		$19,800	$19,800

JAPAN TREASURY BILLS 6.6%
(0.167)% due 04/24/2023 - 06/05/2023 (b)(c)	JPY	3,050,000	22,974

U.S. TREASURY BILLS 1.4%
4.514% due 04/06/2023 - 05/09/2023 (b)(c)(i)(k)		$4,858	4,846

Total Short-Term Instruments (Cost $287,179)			286,716

Total Investments in Securities (Cost $468,328)			460,924

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	19,172	$186

Total Short-Term Instruments (Cost $186)		186

Total Investments in Affiliates (Cost $186)		186

Total Investments 132.0% (Cost $468,514)		$461,110

Financial Derivative Instruments (h)(j) (0.5)% (Cost or Premiums, net $1,895)		(1,677)

Other Assets and Liabilities, net (31.5)%		(110,201)

Net Assets 100.0%		$349,232

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$106,000	U.S. Treasury Notes 0.375% due 07/31/2027	$(108,291)	$106,000	$106,000
	4.890	03/31/2023	04/03/2023	102,700	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	(106,231)	102,700	102,742
FICC	2.200	03/31/2023	04/03/2023	2,171	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(2,214)	2,171	2,171
RCY	4.920	03/31/2023	04/03/2023	19,800	U.S. Treasury Notes 0.625% due 05/15/2030	(20,299)	19,800	19,808

Total Repurchase Agreements						$(237,035)	$230,671	$230,721

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$208,742	$0	$0	$208,742	$(214,522)	$(5,780)
FICC	2,171	0	0	2,171	(2,214)	(43)
RCY	19,808	0	0	19,808	(20,299)	(491)

Total Borrowings and Other Financing Transactions	$230,721	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(3) at a weighted average interest rate of 3.880%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2023	97	$ 10,622	$285	$22	$0
U.S. Treasury Long-Term Bond June Futures	06/2023	8	1,049	48	8	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	15	2,117	91	20	0

				$424	$50	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index June Futures	06/2023	629	$ (130,132)	$(6,764)	$0	$(1,816)
Euro-Bund June Futures	06/2023	5	(737)	(27)	4	(4)
Euro-Buxl 30-Year Bond June Futures	06/2023	2	(306)	(19)	1	(3)
U.S. Treasury 2-Year Note June Futures	06/2023	65	(13,419)	(158)	0	(9)
U.S. Treasury 10-Year Note June Futures	06/2023	91	(10,458)	(370)	0	(31)

				$(7,338)	$5	$(1,863)

Total Futures Contracts				$(6,914)	$55	$(1,863)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$39,100	$466	$4	$470	$39	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	70,000	511	317	828	76	0

					$977	$321	$1,298	$115	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	87

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/21/2028	$	1,000	$(6)	$7	$1	$0	$(3)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		800	3	6	9	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,700	251	94	345	0	(12)
Receive(4)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		3,100	40	(1)	39	0	(17)
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026	CNY	35,200	(73)	48	(25)	1	0
Receive	3-Month CNY-CNREPOFIX	0.000	Quarterly	03/17/2026		35,200	5	20	25	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	(13)	10	(3)	0	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	0	3	3	0	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045	$	2,200	0	(903)	(903)	16	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,500	726	582	1,308	0	(30)
Pay(4)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	6,000	(57)	84	27	3	0
Receive(4)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		2,600	42	(55)	(13)	0	(3)

							$918	$(105)	$813	$20	$(70)

Total Swap Agreements							$1,895	$216	$2,111	$135	$(70)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$55	$135	$190	$0	$(2,033)	$(70)	$(2,103)

(i)

Securities with an aggregate market value of $882 and cash of $11,440 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $(170) for closed futures is outstanding at period end.

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023	CNH	120		$18	$0	$0
	04/2023	DKK	3,105		443	0	(9)
	06/2023	JPY	210,000		1,580	0	(16)

BPS	04/2023	MXN	42,441		2,333	0	(15)
	04/2023		$422	DKK	2,906	1	0
	05/2023	DKK	2,900		$422	0	(1)
	05/2023	EUR	5,595		6,005	0	(77)
	06/2023		$2,333	MXN	43,036	16	0

BRC	05/2023	DKK	1,568		$229	1	0
	05/2023	JPY	1,410,000		11,018	346	0

CBK	04/2023	DKK	3,391		482	0	(12)
	04/2023		$294	DKK	2,018	0	0
	05/2023	DKK	2,014		$294	0	0

MBC	04/2023	GBP	684		825	0	(19)
	05/2023	CNH	38		6	0	0

RBC	04/2023		$2,039	MXN	42,276	299	0
	05/2023	MXN	41,513		$2,193	0	(92)
	06/2023		$13	MXN	239	0	0
	07/2023	MXN	184		$10	0	0

SCX	05/2023	EUR	94		100	0	(2)

UAG	04/2023	JPY	1,430,000		11,241	440	0

Total Forward Foreign Currency Contracts						$1,103	$(243)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	S&P 500 Total Return Index	4,748	5.110% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	$40,331	$0	$(1,385)	$0	$(1,385)

	Pay	S&P 500 Total Return Index	11,590	5.091% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/03/2024	101,889	0	430	430	0
MBC	Pay	S&P 500 Total Return Index	4,815	5.130% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	42,284	0	257	257	0
UAG	Pay	S&P 500 Total Return Index	3,718	5.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/13/2024	32,686	0	74	74	0

Total Swap Agreements								$0	$(624)	$761	$(1,385)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(25)	$0	$0	$(25)	$(25)	$0	$(25)
BPS	17	0	0	17	(93)	0	0	(93)	(76)	0	(76)
BRC	347	0	0	347	0	0	0	0	347	(350)	(3)
CBK	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
GST	0	0	430	430	0	0	(1,385)	(1,385)	(955)	2,555	1,600
MBC	0	0	257	257	(19)	0	0	(19)	238	(1,240)	(1,002)
RBC	299	0	0	299	(92)	0	0	(92)	207	(280)	(73)
SCX	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	440	0	74	514	0	0	0	0	514	800	1,314

Total Over the Counter	$1,103	$0	$761	$1,864	$(243)	$0	$(1,385)	$(1,628)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	89

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

(k)

Securities with an aggregate market value of $3,355 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55
Swap Agreements	0	115	0	0	20	135

	$0	$115	$0	$0	$75	$190

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,103	$0	$1,103
Swap Agreements	0	0	761	0	0	761

	$0	$0	$761	$1,103	$0	$1,864

	$0	$115	$761	$1,103	$75	$2,054

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,986	$0	$47	$2,033
Swap Agreements	0	0	0	0	70	70

	$0	$0	$1,986	$0	$117	$2,103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$243	$0	$243
Swap Agreements	0	0	1,385	0	0	1,385

	$0	$0	$1,385	$243	$0	$1,628

	$0	$0	$3,371	$243	$117	$3,731

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(6,369)	$0	$242	$(6,127)
Swap Agreements	0	2,346	0	0	(205)	2,141

	$0	$2,346	$(6,369)	$0	$37	$(3,986)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,268)	$0	$(3,268)
Purchased Options	0	0	0	0	166	166
Written Options	0	54	0	0	(205)	(151)
Swap Agreements	0	0	6,404	0	0	6,404

	$0	$54	$6,404	$(3,268)	$(39)	$3,151

	$0	$2,400	$35	$(3,268)	$(2)	$(835)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(5,294)	$0	$(408)	$(5,702)
Swap Agreements	0	323	0	0	368	691

	$0	$323	$(5,294)	$0	$(40)	$(5,011)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$622	$0	$622
Purchased Options	0	0	0	0	(90)	(90)
Written Options	0	(27)	0	0	108	81
Swap Agreements	0	0	(1,150)	0	0	(1,150)

	$0	$(27)	$(1,150)	$622	$18	$(537)

	$0	$296	$(6,444)	$622	$(22)	$(5,548)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,764	$0	$5,764
Industrials	0	3,626	0	3,626
Utilities	0	375	0	375
U.S. Government Agencies	0	23,300	0	23,300
U.S. Treasury Obligations	0	3,913	0	3,913
Non-Agency Mortgage-Backed Securities	0	40,657	0	40,657
Asset-Backed Securities	0	96,284	0	96,284
Sovereign Issues	0	289	0	289
Short-Term Instruments
Commercial Paper	0	8,425	0	8,425
Repurchase Agreements	0	230,671	0	230,671
Short-Term Notes	0	19,800	0	19,800
Japan Treasury Bills	0	22,974	0	22,974
U.S. Treasury Bills	0	4,846	0	4,846

	$0	$460,924	$0	$460,924

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186	$0	$0	$186

Total Investments	$186	$460,924	$0	$461,110

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	185	0	190
Over the counter	0	1,864	0	1,864

	$5	$2,049	$0	$2,054

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,823)	(110)	0	(1,933)
Over the counter	0	(1,628)	0	(1,628)

	$(1,823)	$(1,738)	$0	$(3,561)

Total Financial Derivative Instruments	$(1,818)	$311	$0	$(1,507)

Totals	$(1,632)	$461,235	$0	$459,603

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	91

Schedule of Investments	PIMCO StocksPLUS® Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.1%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 4.9%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$874
3.300% due 01/30/2032		1,000	829

Aviation Capital Group LLC
5.500% due 12/15/2024		500	494

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	711

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	1,600	1,662

Barclays PLC
5.088% due 06/20/2030 •		$400	370
6.252% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,189
7.125% due 06/15/2025 •(e)(f)	GBP	3,100	3,354
7.750% due 09/15/2023 •(e)(f)		$1,200	1,104

Credit Suisse AG
3.716% (EUR003M + 1.000%) due 09/01/2023 ~	EUR	250	269

Credit Suisse AG AT1 Claim ^		$5,820	334

Credit Suisse Group AG
3.091% due 05/14/2032 •		$1,300	1,048
3.750% due 03/26/2025		600	553
6.394% (US0003M + 1.240%) due 06/12/2024 ~		2,000	1,950

Danske Bank AS
6.214% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,300

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,335

Discover Bank
3.450% due 07/27/2026		$1,700	1,571
4.650% due 09/13/2028		2,700	2,556

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	1,200	1,225

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,000	966

Ford Motor Credit Co. LLC
4.687% due 06/09/2025		$200	192
5.125% due 06/16/2025		200	196

Goldman Sachs Group, Inc.
6.669% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,500	3,505

HSBC Holdings PLC
2.848% due 06/04/2031 •		200	168
4.292% due 09/12/2026 •		1,400	1,342

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		1,000	866

Jackson National Life Global Funding
5.999% (SOFRRATE + 1.150%) due 06/28/2024 ~		2,100	2,085

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,000	950
7.500% due 09/27/2025 •(e)(f)		2,500	2,326
7.875% due 06/27/2029 •(e)(f)	GBP	900	997

NatWest Group PLC
4.892% due 05/18/2029 •		$2,679	2,575

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		300	281

Nomura Holdings, Inc.
2.679% due 07/16/2030		1,300	1,052
3.103% due 01/16/2030		1,900	1,611

Societe Generale SA
7.875% due 12/18/2023 •(e)(f)		1,000	939

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,719

UBS AG
5.125% due 05/15/2024 (f)		3,300	3,215

VICI Properties LP
4.750% due 02/15/2028		1,800	1,708

			54,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.1%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		$2,000	$1,780

Broadcom, Inc.
3.137% due 11/15/2035		1,200	924
3.419% due 04/15/2033		2,900	2,428
3.500% due 02/15/2041		700	529

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,435
2.625% due 03/20/2025		800	753
3.375% due 03/20/2028		900	813

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	2,800	3,027

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$595	546

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	188

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,166

MPLX LP
2.650% due 08/15/2030		$1,300	1,103

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	1,896
4.345% due 09/17/2027		3,389	3,199
4.810% due 09/17/2030		2,500	2,265

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,200	1,079

Sands China Ltd.
3.350% due 03/08/2029		1,800	1,497
3.750% due 08/08/2031		1,700	1,367
5.625% due 08/08/2025		1,300	1,268
5.900% due 08/08/2028		1,300	1,235

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		800	745
4.279% due 03/15/2032		3,700	3,306

			34,549

UTILITIES 0.2%

Pacific Gas & Electric Co.
3.000% due 06/15/2028		1,000	889
4.550% due 07/01/2030		1,200	1,125

			2,014

Total Corporate Bonds & Notes (Cost $101,487)			90,984

U.S. GOVERNMENT AGENCIES 4.7%

Fannie Mae
5.195% due 07/25/2037 •		7	6
5.225% due 07/25/2037 •		11	11
5.245% due 09/25/2035 •		33	32

Freddie Mac
4.000% due 01/01/2048		1,149	1,120
5.394% due 10/15/2037 ~		15	15
6.000% due 04/01/2040		2	2

Ginnie Mae
2.698% due 08/20/2047 •		373	355
6.000% due 12/15/2038		31	32

Ginnie Mae, TBA
5.000% due 05/01/2053		5,400	5,402

U.S. Small Business Administration
5.290% due 12/01/2027		9	9
5.720% due 01/01/2029		161	160
6.020% due 08/01/2028		92	91

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048		8,985	8,476
4.000% due 08/01/2025 - 03/01/2026		26	26
6.000% due 07/01/2035 - 05/01/2041		428	445
7.500% due 04/01/2024 - 11/01/2037		41	42

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2053	$25,900	$25,385
5.000% due 05/01/2053	2,600	2,593
6.500% due 04/01/2053	7,000	7,218

Total U.S. Government Agencies (Cost $51,831)		51,420

U.S. TREASURY OBLIGATIONS 18.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	6,800	4,689
3.000% due 08/15/2048	500	437
3.000% due 02/15/2049	19,000	16,646
4.625% due 02/15/2040	4,500	5,068

U.S. Treasury Inflation Protected Securities (d)
0.750% due 02/15/2045	1,652	1,409
1.000% due 02/15/2046	3,662	3,280
1.000% due 02/15/2048	3,640	3,247

U.S. Treasury Notes
0.375% due 12/31/2025 (i)(k)	4,100	3,738
0.500% due 02/28/2026 (k)	16,600	15,092
1.750% due 12/31/2024 (i)(k)	10,300	9,885
2.000% due 08/15/2025 (i)(k)	5,800	5,551
2.375% due 05/15/2029 (k)	90,400	84,372
2.625% due 12/31/2025 (i)(k)	12,100	11,715
2.750% due 02/15/2024 (i)(k)	10,500	10,324
3.000% due 09/30/2025 (i)	30,200	29,545

Total U.S. Treasury Obligations (Cost $225,386)		204,998

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

Adjustable Rate Mortgage Trust
5.826% due 11/25/2037 ^~	4,394	3,043

American Home Mortgage Assets Trust
4.058% due 11/25/2046 •	6,097	1,830

AOA Mortgage Trust
5.559% due 10/15/2038 •	2,680	2,475

Atrium Hotel Portfolio Trust
6.434% due 12/15/2036 ~	4,600	4,331

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032	2,600	2,234

BCAP LLC Trust
2.654% due 03/26/2037 ~	4,142	2,135

Bear Stearns ALT-A Trust
3.386% due 11/25/2035 ^~	129	112
3.613% due 11/25/2035 ^~	3,361	2,207

BSREP Commercial Mortgage Trust
6.035% due 08/15/2038 ~	5,000	4,568

ChaseFlex Trust
5.145% due 07/25/2037 •	2,693	2,218

Citigroup Mortgage Loan Trust
4.193% due 08/25/2035 ~	18	17
4.915% due 01/25/2037 •	2	2
6.170% due 09/25/2062 þ	6,217	6,188
6.380% due 03/25/2036 ^•	59	53

CitiMortgage Alternative Loan Trust
5.445% due 04/25/2037 •	1,022	857

Commercial Mortgage Trust
5.584% due 06/15/2034 •	2,735	2,609

Countrywide Alternative Loan Trust
4.138% due 02/25/2036 •	4	4
5.085% due 12/25/2046 •	2,784	2,342
5.165% due 02/25/2047 •	10	9
5.165% due 09/25/2047 •	1,440	1,219
5.245% due 06/25/2037 •	35	30
5.750% due 02/25/2037	711	401
6.000% due 08/25/2035	1,158	564
6.000% due 06/25/2047 ^	1,769	968

Countrywide Home Loan Mortgage Pass-Through Trust
3.753% due 11/25/2037 ~	502	446
3.786% due 11/25/2034 ~	2	2
5.500% due 11/25/2035 ^	20	12

Credit Suisse Mortgage Capital Trust
2.000% due 01/25/2060 ~	3,173	2,725

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBGS Mortgage Trust
3.843% due 04/10/2037		$1,000	$851
5.479% due 06/15/2033 •		2,950	2,808

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.175% due 08/25/2037 ^•		1,938	1,626

GSR Mortgage Loan Trust
3.709% due 11/25/2035 ~		1	1

HarborView Mortgage Loan Trust
5.101% due 12/19/2036 ^•		175	150
5.141% due 01/19/2038 •		234	203
5.171% due 12/19/2036 •		768	632

InTown Mortgage Trust
8.113% due 08/15/2039 •		7,600	7,536

JP Morgan Mortgage Trust
3.702% due 07/25/2035 ~		3	3
3.848% due 08/25/2034 ~		18	17
3.999% due 07/25/2035 ~		1,108	1,060
5.750% due 01/25/2036 ^		10	5

JP Morgan Resecuritization Trust
4.737% due 06/26/2037 •		2,177	2,145

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,972	1,775

Lehman Mortgage Trust
5.495% due 11/25/2036 •		1,118	560

Lehman XS Trust
5.295% due 08/25/2046 •		1,151	1,074

MASTR Adjustable Rate Mortgages Trust
3.938% due 12/25/2046 •		5,804	4,296

Merrill Lynch Mortgage Investors Trust
3.909% due 09/25/2035 ^~		44	35

Morgan Stanley Capital Trust
6.133% due 12/15/2038 •		4,000	3,618

Morgan Stanley Mortgage Loan Trust
5.775% due 11/25/2035 •		2,385	2,378

MortgageIT Mortgage Loan Trust
5.305% due 06/25/2047 •		719	575

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,050	1,914
2.750% due 11/25/2059 ~		3,551	3,334

New York Mortgage Trust
5.250% due 07/25/2062 þ		3,803	3,597

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		2,769	2,646

Residential Accredit Loans, Inc. Trust
5.215% due 08/25/2036 •		320	278
5.245% due 05/25/2047 •		3,273	2,880

Structured Adjustable Rate Mortgage Loan Trust
4.601% due 04/25/2035 ~		61	55

Structured Asset Mortgage Investments Trust
4.965% due 08/25/2036 •		3,586	3,001

Structured Asset Securities Corp.
5.195% due 04/25/2035 ~		1,313	1,136

Taurus UK DAC
4.931% due 05/17/2031 •	GBP	1,191	1,431

Towd Point Mortgage Funding
5.243% due 07/20/2045 ~		6,456	7,892

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,148	3,018

Verus Securitization Trust
4.910% due 06/25/2067 þ		2,764	2,701

WaMu Mortgage Pass-Through Certificates Trust
3.056% due 01/25/2037 ^~		135	109
3.230% due 06/25/2037 ^~		562	497
3.791% due 08/25/2036 ^~		62	55
3.868% due 01/25/2047 •		9	8
3.908% due 05/25/2047 ~		1,901	1,487
3.914% due 12/25/2035 ~		823	755
4.638% due 09/25/2046 •		24	22
4.638% due 10/25/2046 ~		18	15
6.005% due 11/25/2045 •		1,675	1,528

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2036 ^~		66	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
3.073% due 06/15/2046		$1,629	$1,624

Total Non-Agency Mortgage-Backed Securities (Cost $124,957)			114,994

ASSET-BACKED SECURITIES 26.1%

Aames Mortgage Investment Trust
5.835% due 07/25/2035 •		863	854

Adagio CLO DAC
3.008% due 10/15/2031 ~	EUR	3,300	3,479

Apex Credit CLO Ltd.
6.563% due 09/20/2029 •		$3,400	3,335

Ares European CLO DAC
2.948% due 10/15/2030 •	EUR	5,969	6,338

Armada Euro CLO DAC
3.008% due 07/15/2031 •		8,200	8,675

Asset-Backed Funding Certificates Trust
4.975% due 01/25/2037 •		$1,796	1,248

Asset-Backed Securities Corp. Home Equity Loan Trust
5.805% due 07/25/2035 •		24	24

Bain Capital Euro DAC
3.082% due 01/20/2032 •	EUR	3,500	3,704

Bear Stearns Asset-Backed Securities Trust
5.116% due 02/25/2036 •		$1,565	1,556
5.165% due 08/25/2036 •		312	298

Blackrock European CLO DAC
2.908% due 10/15/2031 ~	EUR	3,200	3,372

BNC Mortgage Loan Trust
4.103% due 10/25/2036 •		$282	276

Cairn CLO DAC
3.068% due 04/30/2031 •	EUR	3,057	3,239
3.068% due 10/15/2031 •		2,200	2,334

Carlyle Euro CLO DAC
2.988% due 01/15/2031 •		1,898	2,012
3.544% due 08/15/2032 •		3,600	3,789

Carvana Auto Receivables Trust
5.640% due 01/15/2026		$3,600	3,582

Citigroup Mortgage Loan Trust
4.905% due 07/25/2045 •		83	58
5.005% due 12/25/2036 •		2,178	1,218
5.295% due 10/25/2036 •		624	617

Countrywide Asset-Backed Certificates Trust
4.204% due 05/25/2036 •		1,659	1,595
4.985% due 06/25/2037 •		664	607
4.985% due 06/25/2047 ^•		721	638
5.035% due 11/25/2037 •		116	105
5.095% due 06/25/2047 •		855	818
5.365% due 12/25/2036 ^•		2,626	2,433
5.385% due 03/25/2036 •		873	762

Credit-Based Asset Servicing & Securitization LLC
4.737% due 07/25/2037 ~		5	4

CVC Cordatus Loan Fund DAC
2.938% due 10/15/2031 •	EUR	5,900	6,241
3.587% due 09/15/2031 •		2,300	2,428

Euro-Galaxy CLO DAC
3.037% due 04/24/2034 •		2,300	2,429

Fieldstone Mortgage Investment Trust
5.580% due 12/25/2035 •		$2,326	2,269

Fremont Home Loan Trust
5.045% due 08/25/2036 •		85	28
5.185% due 02/25/2036 ~		1,237	1,171

Griffith Park CLO DAC
3.423% due 11/21/2031 ~	EUR	6,800	7,190

GSAA Home Equity Trust
3.641% due 03/25/2036 ~		$3,376	2,141
5.245% due 03/25/2037 ~		4,159	1,243

GSAMP Trust
5.075% due 01/25/2037 •		2,700	2,163
5.145% due 08/25/2036 •		775	760
5.535% due 11/25/2035 •		1,354	1,328
6.165% due 12/25/2034 ^•		1,002	808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halseypoint CLO Ltd.
6.248% due 07/20/2031 •		$1,300	$1,278

Harvest CLO DAC
1.040% due 07/15/2031	EUR	1,000	996
2.928% due 10/15/2031 •		2,100	2,207
3.022% due 10/20/2031 •		5,000	5,265
3.048% due 07/15/2031 •		7,900	8,334

Home Equity Loan Trust
5.185% due 04/25/2037 •		$5,300	4,629

Home Equity Mortgage Loan Asset-Backed Trust
5.910% due 08/25/2035 •		2,000	1,845

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.996% due 11/25/2034 •		163	157

JP Morgan Mortgage Acquisition Trust
5.055% due 10/25/2036 ~		26	25

Jubilee CLO DAC
2.888% due 04/15/2030 •	EUR	3,050	3,224
2.938% due 04/15/2031 •		1,400	1,468

KKR CLO Ltd.
5.735% due 07/18/2030 •		$2,149	2,128
6.395% due 07/18/2030 •		4,200	4,108

Laurelin DAC
3.062% due 10/20/2031 •	EUR	4,900	5,201

LCM LP
6.298% due 07/19/2027 ~		$3,500	3,460

Long Beach Mortgage Loan Trust
5.285% due 02/25/2036 •		1,902	1,836
5.760% due 08/25/2035 ~		1,700	1,489

M360 Ltd.
7.002% due 11/22/2038 •		3,100	3,062

Man GLG Euro CLO DAC
2.968% due 10/15/2030 •	EUR	930	990

Marlette Funding Trust
5.180% due 11/15/2032		$2,944	2,923
5.950% due 11/15/2032		2,000	1,965
6.070% due 04/15/2033		7,100	7,098

MASTR Specialized Loan Trust
5.105% due 06/25/2046 •		1,601	1,513
5.365% due 02/25/2036 •		493	469

Merrill Lynch Mortgage Investors Trust
5.065% due 08/25/2037 •		5,486	2,857

MF1 LLC
7.391% due 09/17/2037 •		3,000	2,975

MF1 Ltd.
6.310% due 02/19/2037 •		6,100	5,949

Morgan Stanley ABS Capital, Inc. Trust
4.945% due 07/25/2036 •		3	1
5.060% due 03/25/2037 •		13,707	5,640
5.165% due 09/25/2036 •		2,363	1,050

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ		3,571	1,205

Oportun Issuance Trust
5.940% due 10/09/2029		1,750	1,741

Option One Mortgage Loan Trust
4.945% due 07/25/2036 •		2,008	898
4.975% due 07/25/2037 •		2,509	1,590
4.985% due 01/25/2037 •		2,910	1,695
5.065% due 04/25/2037 •		2,243	1,557
5.065% due 05/25/2037 ~		1,311	776
5.155% due 04/25/2037 •		274	155

Pagaya AI Debt Selection Trust
6.060% due 03/15/2030		9,235	9,181

Palmer Square European Loan Funding DAC
3.068% due 04/15/2031 •	EUR	5,588	5,953

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.570% due 02/25/2035 •		$6,262	5,405

Popular ABS Mortgage Pass-Through Trust
5.340% due 07/25/2036 •		2,459	2,293

PRET LLC
1.744% due 07/25/2051 þ		1,735	1,621
1.843% due 09/25/2051 þ		4,693	4,365
2.487% due 10/25/2051 þ		3,338	3,151

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	93

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.721% due 07/25/2051 þ		$3,799	$3,581

Ready Capital Mortgage Financing LLC
6.045% due 11/25/2036 •		982	954

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,588	1,245

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,638	1,457
4.320% due 09/25/2030		1,121	1,034
5.380% due 11/25/2030		4,064	3,990

Residential Asset Mortgage Products Trust
4.694% due 05/25/2035 •		2,300	2,152

Residential Asset Securities Corp. Trust
5.445% due 02/25/2036 •		227	223

Sculptor European CLO DAC
3.078% due 01/14/2032 •	EUR	8,600	9,131

Securitized Asset-Backed Receivables LLC Trust
5.325% due 07/25/2036 •		$953	393
5.345% due 05/25/2036 •		3,015	1,624
5.490% due 10/25/2035 •		1,327	1,109

Segovia European CLO DAC
3.222% due 07/20/2032 •	EUR	2,900	3,072

SG Mortgage Securities Trust
5.205% due 02/25/2036 •		$3,996	2,288

SMB Private Education Loan Trust
4.550% due 02/16/2055		4,700	4,427

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,448	2,284

Sound Point CLO Ltd.
5.798% due 07/25/2030 ~		4,134	4,078

Soundview Home Loan Trust
4.965% due 11/25/2036 •		7	2
4.995% due 03/25/2037 •		323	300
5.015% due 07/25/2037 •		1,203	985
5.345% due 10/25/2036 •		3,154	2,988
5.685% due 08/25/2035 ^~		2,200	1,907

Specialty Underwriting & Residential Finance Trust
5.021% due 12/25/2036 •		655	613

Structured Asset Securities Corp. Mortgage Loan Trust
5.075% due 05/25/2047 •		763	720

Symphony Static CLO Ltd.
5.648% due 10/25/2029 •		1,719	1,696

TCI-Symphony CLO Ltd.
6.365% due 10/13/2032 •		4,900	4,757

Tikehau CLO DAC
3.410% due 08/04/2034 ~	EUR	4,400	4,645

Upstart Pass-Through Trust Series
3.800% due 04/20/2030		$2,891	2,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
5.828% due 04/20/2029 •	$2,092	$2,083
6.202% due 07/30/2032 •	3,500	3,379
6.552% due 07/30/2032 •	4,200	3,978

Total Asset-Backed Securities (Cost $314,692)		286,773

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
1.000% due 07/09/2029	248	69
3.500% due 07/09/2041 þ	7,350	2,066

Brazil Government International Bond
4.750% due 01/14/2050	1,954	1,450

Russia Government International Bond
5.250% due 06/23/2047 «	400	24

Total Sovereign Issues (Cost $5,973)		3,609

SHORT-TERM INSTRUMENTS 43.8%

COMMERCIAL PAPER 2.4%

American Electric Power Co., Inc.
4.980% due 04/04/2023	1,200	1,199

Conagra Brands, Inc.
5.450% due 04/06/2023	1,000	999

Crown Castle, Inc.
5.740% due 04/11/2023	1,000	998

Duke Energy Corp.
5.800% due 04/20/2023	5,000	4,986

Enbridge (US), Inc.
4.980% due 04/05/2023	1,000	999

Global Payments, Inc.
5.900% due 04/28/2023	3,300	3,285

International Flavors & Fragrances, Inc.
5.650% due 04/04/2023	500	500

Mercedes-Benz Finance North America LLC
5.500% due 04/25/2023	2,700	2,691

Sempra Energy
5.850% due 04/24/2023	5,400	5,381

Walgreens Boots
5.180% due 04/03/2023	4,425	4,423
5.900% due 04/24/2023	1,000	996

		26,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 31.1%
			$342,925

SHORT-TERM NOTES 5.9%

Federal Home Loan Bank
4.850% due 05/05/2023 - 05/18/2023 •		$31,900	31,900
4.860% due 05/04/2023 - 05/26/2023 •		28,500	28,500

Toyota Auto Receivables Owner Trust
4.842% due 01/15/2024		4,327	4,326

			64,726

JAPAN TREASURY BILLS 4.4%
(0.165)% due 05/08/2023 - 05/15/2023 (b)(c)	JPY	6,380,000	48,059

Total Short-Term Instruments (Cost $483,007)			482,167

Total Investments in Securities (Cost $1,307,333)			1,234,945

		SHARES
INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short Asset Portfolio		5,131,601	49,253

PIMCO Short-Term Floating NAV Portfolio III		16,944	165

Total Short-Term Instruments (Cost $51,513)			49,418

Total Investments in Affiliates (Cost $51,513)			49,418

Total Investments 116.6% (Cost $1,358,846)			$1,284,363

Financial Derivative Instruments (h)(j) (1.1)% (Cost or Premiums, net $9,917)			(11,698)

Other Assets and Liabilities, net (15.5)%			(171,680)

Net Assets 100.0%			$1,100,985

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$161,000	U.S. Treasury Notes 3.250% due 06/30/2027	$(164,303)	$161,000	$161,000
	4.890	03/31/2023	04/03/2023	157,200	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(160,532)	157,200	157,264
	4.950	03/31/2023	04/03/2023	100	U.S. Treasury Notes 0.500% due 04/30/2027	(102)	100	100
DEU	4.850	03/31/2023	04/03/2023	16,100	U.S. Treasury Bonds 3.000% due 02/15/2049	(16,616)	16,100	16,107
FICC	2.200	03/31/2023	04/03/2023	325	U.S. Treasury Bills 0.000% due 03/21/2024	(332)	325	325
	4.830	03/31/2023	04/03/2023	8,200	U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(8,364)	8,200	8,203

Total Repurchase Agreements						$(350,249)	$342,925	$342,999

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$318,364	$0	$0	$318,364	$(324,937)	$(6,573)
DEU	16,107	0	0	16,107	(16,616)	(509)
FICC	8,528	0	0	8,528	(8,696)	(168)

Total Borrowings and Other Financing Transactions	$342,999	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(90) at a weighted average interest rate of 4.728%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini Russell 2000 Index June Futures	06/2023	3,936	$356,897	$4,530	$6,573	$0
U.S. Treasury 10-Year Note June Futures	06/2023	536	61,598	(83)	184	0
U.S. Treasury Long-Term Bond June Futures	06/2023	243	31,871	1,188	243	0

				$5,635	$7,000	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2023	198	$(40,878)	$(450)	$0	$(28)
U.S. Treasury 5-Year Note June Futures	06/2023	893	(97,790)	(1,322)	0	(202)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	293	(41,350)	(1,384)	0	(394)

				$(3,156)	$0	$(624)

Total Futures Contracts				$2,479	$7,000	$(624)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	95

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.740%	$	2,200	$35	$(17)	$18	$1	$0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.054	EUR	800	(4)	2	(2)	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.599	$	1,400	9	9	18	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.669		200	2	0	2	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.562		6,500	1,294	(527)	767	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.147	EUR	3,400	(486)	481	(5)	2	0

							$850	$(52)	$798	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,956	$(145)	$(7)	$(152)	$10	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		92	(3)	1	(2)	0	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		1,300	(109)	45	(64)	3	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		2,100	(154)	34	(120)	5	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		7,700	(5)	111	106	46	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028		9,600	(10)	173	163	53	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		900	20	(7)	13	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		3,200	78	(33)	45	2	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		800	18	(7)	11	1	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		400	4	2	6	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		52,100	408	218	626	51	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		116,900	858	524	1,382	127	0

						$960	$1,054	$2,014	$299	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2027		$18,000	$1,249	$177	$1,426	$0	$(41)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		2,500	(14)	16	2	0	(8)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		1,800	9	10	19	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		58,300	5,978	1,474	7,452	0	(268)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		11,400	148	(4)	144	0	(64)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		8,800	2,044	112	2,156	0	(87)
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		2,000	(44)	(20)	(64)	25	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		43,100	(139)	(4,071)	(4,210)	76	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(3,417)	4,504	1,087	0	(146)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		16,500	864	(2,425)	(1,561)	38	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(2,454)	3,223	769	0	(46)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		52,100	2,941	(10,346)	(7,405)	183	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		62,600	526	10,145	10,671	0	(262)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		54,100	0	8,965	8,965	0	(229)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		7,700	(399)	(2,755)	(3,154)	57	0
Pay	3-Month USD-LIBOR	0.845	Semi-Annual	11/15/2045		11,400	(578)	(4,084)	(4,662)	85	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		10,500	2,028	1,897	3,925	0	(91)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033	EUR	20,500	(146)	239	93	9	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		9,100	80	(126)	(46)	0	(9)

							$8,676	$6,931	$15,607	$473	$(1,259)

Total Swap Agreements							$10,486	$7,933	$18,419	$778	$(1,259)

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$7,000	$785	$7,785	$0	$(624)	$(1,259)	$(1,883)

(i)

Securities with an aggregate market value of $31,302 and cash of $21,894 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $7 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2023		$94	CNH	636	$0	$(1)
	05/2023		2,649	EUR	2,431	0	(7)

BPS	04/2023		14,659	MXN	266,690	94	0
	05/2023	EUR	116,233		$124,761	0	(1,592)
	06/2023	MXN	271,974		14,740	0	(100)

BRC	04/2023	HKD	1,144		147	1	0
	05/2023	JPY	6,380,000		50,078	1,766	0

CBK	05/2023		$1,667	EUR	1,549	16	0

DUB	04/2023	BRL	15,648		$3,080	0	(7)
	04/2023		$2,935	BRL	15,648	153	0
	07/2023	BRL	15,902		$2,935	0	(150)

GLM	04/2023		15,524		2,862	0	(201)
	04/2023		$3,056	BRL	15,524	7	0
	04/2023		165	ZAR	3,009	4	0

MBC	04/2023	TRY	4,390		$226	3	0
	04/2023		$305	JPY	40,032	0	(4)
	05/2023	CNH	657		$98	2	0
	05/2023	EUR	795		848	0	(16)
	05/2023	JPY	39,872		305	4	0
	05/2023		$43	ZAR	812	2	0

MYI	04/2023		345	MXN	6,549	18	0

NGF	04/2023	JPY	40,072		$298	0	(4)

RBC	04/2023	MXN	272,201		13,132	0	(1,927)
	04/2023		$14,686	GBP	11,918	15	0
	05/2023	GBP	11,918		$14,695	0	(16)
	05/2023		$14,151	MXN	267,873	597	0
	07/2023		61		1,184	3	0

TOR	04/2023	GBP	11,918		$14,335	0	(367)

Total Forward Foreign Currency Contracts						$2,685	$(4,392)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	97

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	2,199	$(569)	$547	$0	$(22)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	RU20INTR Index	11,787	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	05/03/2023	$	111,980	$0	$(482)	$0	$(482)

JPM	Receive	RU20INTR Index	4,219	4.780% (1-Month USD-LIBOR less a specified spread)	Monthly	04/05/2023		42,093	0	(2,184)	0	(2,184)

MYI	Receive	RU20INTR Index	812	4.700% (1-Month USD-LIBOR less a specified spread)	Monthly	06/07/2023		7,714	0	(32)	0	(32)
	Receive	RU20INTR Index	19,749	4.861	Maturity	02/08/2024		191,241	0	(5,574)	0	(5,574)

RBC	Receive	RU20INTR Index	42,230	4.880% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/10/2024		403,266	0	(7,599)	0	(7,599)

									$0	$(15,871)	$0	$(15,871)

Total Swap Agreements									$(569)	$(15,324)	$0	$(15,893)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(8)	$0	$0	$(8)	$(8)	$0	$(8)
BPS	94	0	0	94	(1,692)	0	(482)	(2,174)	(2,080)	10,779	8,699
BRC	1,767	0	0	1,767	0	0	(22)	(22)	1,745	(1,440)	305
CBK	16	0	0	16	0	0	0	0	16	0	16
DUB	153	0	0	153	(157)	0	0	(157)	(4)	0	(4)
GLM	11	0	0	11	(201)	0	0	(201)	(190)	0	(190)
JPM	0	0	0	0	0	0	(2,184)	(2,184)	(2,184)	3,139	955
MBC	11	0	0	11	(20)	0	0	(20)	(9)	0	(9)
MYI	18	0	0	18	0	0	(5,606)	(5,606)	(5,588)	9,763	4,175
NGF	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
RBC	615	0	0	615	(1,943)	0	(7,599)	(9,542)	(8,927)	16,747	7,820
TOR	0	0	0	0	(367)	0	0	(367)	(367)	280	(87)

Total Over the Counter	$2,685	$0	$0	$2,685	$(4,392)	$0	$(15,893)	$(20,285)

(k)

Securities with an aggregate market value of $40,708 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2023

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$6,573	$0	$427	$7,000
Swap Agreements	0	312	0	0	473	785

	$0	$312	$6,573	$0	$900	$7,785

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,685	$0	$2,685

	$0	$312	$6,573	$2,685	$900	$10,470

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$624	$624
Swap Agreements	0	0	0	0	1,259	1,259

	$0	$0	$0	$0	$1,883	$1,883

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,392	$0	$4,392
Swap Agreements	0	22	15,871	0	0	15,893

	$0	$22	$15,871	$4,392	$0	$20,285

	$0	$22	$15,871	$4,392	$1,883	$22,168

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(41,092)	$0	$34,627	$(6,465)
Swap Agreements	0	(2,968)	0	0	(21,081)	(24,049)

	$0	$(2,968)	$(41,092)	$0	$13,546	$(30,514)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,613	$0	$19,613
Purchased Options	0	0	0	0	3,653	3,653
Written Options	0	376	0	0	(4,637)	(4,261)
Swap Agreements	0	83	(275,104)	0	0	(275,021)

	$0	$459	$(275,104)	$19,613	$(984)	$(256,016)

	$0	$(2,509)	$(316,196)	$19,613	$12,562	$(286,530)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	99

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)	March 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(13,407)	$0	$(11,066)	$(24,473)
Swap Agreements	0	3,617	0	0	19,825	23,442

	$0	$3,617	$(13,407)	$0	$8,759	$(1,031)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,034)	$0	$(6,034)
Purchased Options	0	0	0	0	(1,992)	(1,992)
Written Options	0	(211)	0	0	2,443	2,232
Swap Agreements	0	(118)	103,574	0	0	103,456

	$0	$(329)	$103,574	$(6,034)	$451	$97,662

	$0	$3,288	$90,167	$(6,034)	$9,210	$96,631

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$54,421	$0	$54,421
Industrials	0	34,549	0	34,549
Utilities	0	2,014	0	2,014
U.S. Government Agencies	0	51,420	0	51,420
U.S. Treasury Obligations	0	204,998	0	204,998
Non-Agency Mortgage-Backed Securities	0	114,994	0	114,994
Asset-Backed Securities	0	286,773	0	286,773
Sovereign Issues	0	3,585	24	3,609
Short-Term Instruments
Commercial Paper	0	26,457	0	26,457
Repurchase Agreements	0	342,925	0	342,925
Short-Term Notes	0	64,726	0	64,726
Japan Treasury Bills	0	48,059	0	48,059

	$0	$1,234,921	$24	$1,234,945

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$49,418	$0	$0	$49,418

Total Investments	$49,418	$1,234,921	$24	$1,284,363

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$6,573	$1,205	$0	$7,778
Over the counter	0	2,685	0	2,685

	$6,573	$3,890	$0	$10,463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,883)	0	(1,883)
Over the counter	0	(20,285)	0	(20,285)

	$0	$(22,168)	$0	$(22,168)

Total Financial Derivative Instruments	$6,573	$(18,278)	$0	$(11,705)

Totals	$55,991	$1,216,643	$24	$1,272,658

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2023

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on

ANNUAL REPORT	|	MARCH 31, 2023	101

Notes to Financial Statements	(Cont.)

securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.
As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which

102	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

ANNUAL REPORT	|	MARCH 31, 2023	103

Notes to Financial Statements	(Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that

104	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves,

ANNUAL REPORT	|	MARCH 31, 2023	105

Notes to Financial Statements	(Cont.)

prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov.

106	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$20,069	$23	$(20,085)	$(347)	$340	$0	$25	$0

PIMCO StocksPLUS® Absolute Return Fund	78,927	4,054	0	0	(2,103)	80,878	4,054	0

PIMCO StocksPLUS® International Fund (Unhedged)	13,538	82	(13,564)	(286)	230	0	91	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	81,686	4,197	(1)	0	(2,177)	83,705	4,196	0

PIMCO StocksPLUS® Small Fund	48,065	2,469	0	0	(1,281)	49,253	2,468	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$6,104	$1	$(6,106)	$0	$1	$0	$1	$0

PIMCO StocksPLUS® Absolute Return Fund	152	4	0	0	0	156	4	0

PIMCO StocksPLUS® International Fund (Unhedged)	65	2	0	0	0	67	2	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	18,242	185	(16,900)	(6)	15	1,536	184	0

PIMCO StocksPLUS® Long Duration Fund	114	647,768	(635,900)	(65)	1	11,918	168	0

PIMCO StocksPLUS® Short Fund	181	5	0	0	0	186	5	0

PIMCO StocksPLUS® Small Fund	160	5	0	0	0	165	5	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	|	MARCH 31, 2023	107

Notes to Financial Statements	(Cont.)

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

108	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no

ANNUAL REPORT	|	MARCH 31, 2023	109

Notes to Financial Statements	(Cont.)

similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

110	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the

ANNUAL REPORT	|	MARCH 31, 2023	111

Notes to Financial Statements	(Cont.)

securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on

112	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement

ANNUAL REPORT	|	MARCH 31, 2023	113

Notes to Financial Statements	(Cont.)

amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

114	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

Collateralized Loan Obligations	X	X	X	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

ANNUAL REPORT	|	MARCH 31, 2023	115

Notes to Financial Statements	(Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

116	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Collateralized Loan Obligations Risk:  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes a Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	|	MARCH 31, 2023	117

Notes to Financial Statements	(Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

118	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	|	MARCH 31, 2023	119

Notes to Financial Statements	(Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC but was not operational during the fiscal year ended March 31, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO StocksPLUS® Small Fund	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained

120	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

exclusively for their benefit; (vi) expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO

StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived fees

PIMCO StocksPLUS® Fund	$9

PIMCO StocksPLUS® Absolute Return Fund	2

PIMCO StocksPLUS® International Fund (Unhedged)	2

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8

PIMCO StocksPLUS® Long Duration Fund	0

PIMCO StocksPLUS® Short Fund	9

PIMCO StocksPLUS® Small Fund	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO StocksPLUS® Fund	$0	$4,871	$(187)

PIMCO StocksPLUS® Absolute Return Fund	0	11,531	(434)

PIMCO StocksPLUS® International Fund (Unhedged)	0	9,560	(1,257)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	17,277	(670)

PIMCO StocksPLUS® Long Duration Fund	1,522	3,876	(993)

PIMCO StocksPLUS® Small Fund	0	9,087	(350)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	121

Notes to Financial Statements	(Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$95,718	$90,148	$94,342	$112,194

PIMCO StocksPLUS® Absolute Return Fund	1,193,161	1,191,672	217,178	143,970

PIMCO StocksPLUS® International Fund (Unhedged)	240,013	301,169	45,241	91,451

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,643,405	1,829,865	384,428	124,391

PIMCO StocksPLUS® Long Duration Fund	828,918	873,580	36,922	212,157

PIMCO StocksPLUS® Short Fund	140,768	134,539	132,097	12,682

PIMCO StocksPLUS® Small Fund	800,013	840,801	147,803	165,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

122	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund						PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022				Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	57,380	$580,584	92,202		$1,192,372		30,553	$300,287	14,647	$190,420

I-2	1,752	18,019	2,887		37,257		12,264	114,942	12,916	162,395

I-3	808	8,377	293		3,795		105	1,025	876	12,337

Administrative Class	N/A	N/A	16	(a)	195	(a)	N/A	N/A	N/A	N/A

Class A	4,959	44,248	5,098		58,535		5,076	47,022	9,427	118,208

Class C	993	8,228	1,240		13,077		976	7,715	2,821	31,120

Class R	873	8,455	1,012		12,194		N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	11,235	108,556	17,339		225,213		3,760	34,754	26,156	319,753

I-2	476	4,576	853		11,031		1,019	9,205	9,216	110,218

I-3	162	1,552	146		1,886		14	123	167	2,058

Administrative Class	N/A	N/A	39	(a)	451	(a)	N/A	N/A	N/A	N/A

Class A	3,353	28,132	4,655		53,420		1,624	14,505	14,863	176,344

Class C	699	5,272	1,063		11,148		379	2,823	4,124	41,659

Class R	524	4,612	654		7,857		N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(47,170)	(499,670)	(40,740)		(525,358)		(37,733)	(354,000)	(22,689)	(282,906)

I-2	(4,233)	(43,555)	(2,369)		(29,822)		(19,350)	(179,936)	(11,558)	(143,249)

I-3	(118)	(1,191)	(94)		(1,214)		(217)	(1,987)	(1,477)	(19,601)

Administrative Class	N/A	N/A	(310	)(a)	(3,357	)(a)	N/A	N/A	N/A	N/A

Class A	(8,660)	(77,724)	(7,113)		(82,044)		(15,553)	(142,834)	(10,730)	(132,692)

Class C	(2,789)	(22,722)	(2,709)		(28,522)		(4,902)	(37,857)	(4,538)	(49,350)

Class R	(1,037)	(9,793)	(895)		(10,508)		N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	19,207	$165,956	73,267		$947,606		(21,985)	$(184,213)	44,221	$536,714

ANNUAL REPORT	|	MARCH 31, 2023	123

Notes to Financial Statements	(Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO S StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,781	$62,821	7,129	$126,626	37,947	$301,956	35,167	$310,739

I-2	1,204	13,129	352	6,725	33,037	257,980	19,753	172,728

I-3	507	5,602	442	7,741	1,851	14,541	1,225	10,854

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,649	17,608	1,085	18,946	9,696	71,181	7,536	62,288

Class C	39	314	30	520	552	3,563	780	5,772

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	3,178	31,598	3,427	63,412	11,717	91,346	7,611	68,402

I-2	517	5,096	365	6,712	6,375	49,010	4,348	38,565

I-3	95	932	69	1,257	225	1,718	139	1,233

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,122	10,194	666	11,676	4,473	32,249	3,001	25,123

Class C	75	593	61	981	851	5,374	724	5,390

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(17,014)	(217,732)	(7,476)	(141,935)	(42,331)	(332,086)	(58,147)	(522,994)

I-2	(1,471)	(16,502)	(333)	(5,924)	(31,152)	(241,957)	(20,948)	(182,727)

I-3	(310)	(3,707)	(403)	(6,513)	(1,968)	(15,425)	(910)	(7,890)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,933)	(21,074)	(1,178)	(20,773)	(12,006)	(87,456)	(8,669)	(71,735)

Class C	(120)	(1,221)	(90)	(1,453)	(2,913)	(18,807)	(3,160)	(23,312)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(7,681)	$(112,349)	4,146	$67,998	16,354	$133,187	(11,550)	$(107,564)

	PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares*	Amount	Shares*	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	13,512	$205,510	35,302	$874,248	27,177	$254,470	6,901	$60,347

I-2	N/A	N/A	N/A	N/A	54,545	501,470	19,423	168,734

I-3	N/A	N/A	N/A	N/A	4,299	40,142	299	2,583

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	3,182	28,151	2,100	17,753

Class C	N/A	N/A	N/A	N/A	281	2,304	150	1,190

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	872	12,667	14,141	351,112	267	2,463	0	0

I-2	N/A	N/A	N/A	N/A	591	5,431	0	0

I-3	N/A	N/A	N/A	N/A	84	769	0	0

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	80	703	0	0

Class C	N/A	N/A	N/A	N/A	15	124	0	0

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(29,818)	(452,164)	(18,810)	(445,283)	(24,085)	(222,584)	(28,847)	(256,630)

I-2	N/A	N/A	N/A	N/A	(36,680)	(337,215)	(18,896)	(159,454)

I-3	N/A	N/A	N/A	N/A	(1,474)	(13,555)	(217)	(1,964)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	(3,939)	(34,781)	(1,429)	(12,104)

Class C	N/A	N/A	N/A	N/A	(312)	(2,567)	(152)	(1,186)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(15,434)	$(233,987)	30,633	$780,077	24,031	$225,325	(20,668)	$(180,731)

124	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

	PIMCO StocksPLUS® Small Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	38,753	$311,556	30,752	$353,214

I-2	4,930	37,675	13,115	140,876

I-3	347	2,858	989	11,399

Administrative Class	50	417	266	3,039

Class A	4,063	30,263	7,843	84,601

Class C	545	3,530	1,405	13,607

Class R	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	23,623	155,679	11,664	131,566

I-2	4,352	28,198	3,528	39,218

I-3	225	1,450	189	2,096

Administrative Class	48	313	72	814

Class A	9,775	61,390	5,408	58,838

Class C	1,761	9,313	1,011	9,783

Class R	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(48,207)	(365,546)	(55,099)	(617,804)

I-2	(20,917)	(163,334)	(13,143)	(141,137)

I-3	(1,308)	(9,494)	(1,068)	(11,051)

Administrative Class	(358)	(2,846)	(389)	(4,253)

Class A	(13,781)	(102,267)	(10,367)	(108,936)

Class C	(3,052)	(19,489)	(3,173)	(30,396)

Class R	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	849	$(20,334)	(6,997)	$(64,526)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 25, 2022, has been retroactively applied.
*	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

At a meeting held on January 14-17, 2022, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® International Fund (Unhedged) (the “Fund”), pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 25, 2022. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $15.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 25, 2022 for the Fund has been adjusted to reflect the reverse share split.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® Long Duration Fund (the “Fund”), pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Fund has been adjusted to reflect the reverse share split.

ANNUAL REPORT	|	MARCH 31, 2023	125

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	1	0%	11%

PIMCO StocksPLUS® Long Duration Fund	1	0	12%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO StocksPLUS® Fund	$19,370	$0	$(67,240)	$0	$(129,634)	$0	$0	$(177,504)

PIMCO StocksPLUS® Absolute Return Fund	0	0	(99,612)	0	(131,825)	0	(3,932)	(235,369)

PIMCO StocksPLUS® International Fund (Unhedged)	0	0	11,166	0	(99,331)	0	0	(88,165)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	164,327	0	92,119	0	(269,592)	0	0	(13,146)

PIMCO StocksPLUS® Long Duration Fund	0	0	(207,942)	0	(177,881)	0	0	(385,823)

PIMCO StocksPLUS® Short Fund	0	0	(6,739)	0	(4,083,620)	0	(568)	(4,090,927)

PIMCO StocksPLUS® Small Fund	0	0	(80,779)	0	(329,142)	0	(2,305)	(412,226)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and return of capital distributions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through March 31, 2023 and Ordinary losses realized during the period January 1, 2023 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

126	PIMCO STOCKSPLUS® FUNDS

March 31, 2023

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$73,678	$55,956

PIMCO StocksPLUS® Absolute Return Fund	84,157	47,668

PIMCO StocksPLUS® International Fund (Unhedged)*	16,291	83,040

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	44,276	225,316

PIMCO StocksPLUS® Long Duration Fund	102,807	75,074

PIMCO StocksPLUS® Short Fund*	1,078,186	3,005,434

PIMCO StocksPLUS® Small Fund	57,883	271,259

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$2,894,407	$105,462	$(172,707)	$(67,245)

PIMCO StocksPLUS® Absolute Return Fund	2,351,691	106,469	(205,381)	(98,912)

PIMCO StocksPLUS® International Fund (Unhedged)	215,836	21,363	(10,008)	11,355

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,605,731	228,130	(134,837)	93,293

PIMCO StocksPLUS® Long Duration Fund	1,318,749	32,856	(240,485)	(207,629)

PIMCO StocksPLUS® Short Fund	463,638	5,261	(12,356)	(7,095)

PIMCO StocksPLUS® Small Fund	1,367,855	43,822	(124,016)	(80,194)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, sale buyback transactions, and return of capital distributions.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023			March 31, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$41,307	$115,507	$0	$88,754	$230,001	$0

PIMCO StocksPLUS® Absolute Return Fund	30,414	32,833	0	198,757	478,450	0

PIMCO StocksPLUS® International Fund (Unhedged)	6,452	43,824	0	103,252	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	114,941	80,810	0	150,006	0	0

PIMCO StocksPLUS® Long Duration Fund	12,904	0	0	274,775	79,779	0

PIMCO StocksPLUS® Short Fund	9,500	0	0	0	0	0

PIMCO StocksPLUS® Small Fund	8	264,242	0	242,502	11,850	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2023	127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statement of cash flows for PIMCO StocksPLUS® Long Duration Fund for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations and the cash flows for PIMCO StocksPLUS® Long Duration Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

128	PIMCO STOCKSPLUS® FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RCY	Royal Bank of Canada

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

CDI	Natixis Singapore	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	US (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index	RU20INTR	Russell 2000 Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BRL-CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBD	To-Be-Determined

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

CMBS	Collateralized Mortgage-Backed Security

ANNUAL REPORT	|	MARCH 31, 2023	129

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO StocksPLUS® Fund	0.00%	0.00%	$8,002	$33,302	$0

PIMCO StocksPLUS® Absolute Return Fund	0.00%	0.00%	12,975	17,421	0

PIMCO StocksPLUS® International Fund (Unhedged)	0.00%	0.00%	5,780	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.00%	0.00%	41,858	0	54,391

PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	12,904	0	0

PIMCO StocksPLUS® Short Fund	0.00%	0.00%	9,500	0	3,500

PIMCO StocksPLUS® Small Fund	0.00%	0.00%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO StocksPLUS® Fund	0.00%

PIMCO StocksPLUS® Absolute Return Fund	0.00%

PIMCO StocksPLUS® International Fund (Unhedged)	0.00%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.00%

PIMCO StocksPLUS® Long Duration Fund	0.00%

PIMCO StocksPLUS® Short Fund	0.00%

PIMCO StocksPLUS® Small Fund	0.00%

130	PIMCO STOCKSPLUS® FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2023	131

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

132	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2023	133

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

134	PIMCO STOCKSPLUS® FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

ANNUAL REPORT	|	MARCH 31, 2023	135

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO StocksPLUS® Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0179	$0.0000	$0.0000	$0.0179

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0141	$0.0000	$0.0000	$0.0141

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0140	$0.0000	$0.0000	$0.0140

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0080	$0.0000	$0.0000	$0.0080

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0003	$0.0000	$0.0000	$0.0003

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0245	$0.0000	$0.0000	$0.0245

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0217	$0.0000	$0.0000	$0.0217

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

136	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0194	$0.0000	$0.0000	$0.0194

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0130	$0.0000	$0.0000	$0.0130

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1423	$0.0000	$0.0000	$0.1423

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1401	$0.0000	$0.0000	$0.1401

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1383	$0.0000	$0.0000	$0.1383

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1309	$0.0000	$0.0000	$0.1309

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1176	$0.0000	$0.0000	$0.1176

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1328	$0.0000	$0.0000	$0.1328

March 2023	$0.0564	$0.0000	$0.0000	$0.0564

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1305	$0.0000	$0.0000	$0.1305

March 2023	$0.0550	$0.0000	$0.0000	$0.0550

ANNUAL REPORT	|	MARCH 31, 2023	137

Distribution Information	(Cont.)

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1299	$0.0000	$0.0000	$0.1299

March 2023	$0.0530	$0.0000	$0.0000	$0.0530

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1240	$0.0000	$0.0000	$0.1240

March 2023	$0.0511	$0.0000	$0.0000	$0.0511

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.1105	$0.0000	$0.0000	$0.1105

March 2023	$0.0422	$0.0000	$0.0000	$0.0422

PIMCO StocksPLUS® Long Duration Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0261	$0.0000	$0.0000	$0.0261

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Short Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0535	$0.0000	$0.0000	$0.0535

March 2023	$0.1645	$0.0000	$0.0000	$0.1645

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0475	$0.0000	$0.0000	$0.0475

March 2023	$0.1629	$0.0000	$0.0000	$0.1629

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0547	$0.0000	$0.0000	$0.0547

March 2023	$0.1626	$0.0000	$0.0000	$0.1626

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0306	$0.0000	$0.0000	$0.0306

March 2023	$0.1584	$0.0000	$0.0000	$0.1584

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.1483	$0.0000	$0.0000	$0.1483

PIMCO StocksPLUS® Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

138	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2023	139

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3008AR_033123

PIMCO FUNDS

Annual Report

March 31, 2023

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		80

Report of Independent Registered Public Accounting Firm		101

Glossary		102

Federal Income Tax Information		103

Management of the Trust		104

Privacy Policy		107

Liquidity Risk Management Program		108

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	8	36

PIMCO California Municipal Bond Fund	9	39

PIMCO California Short Duration Municipal Income Fund	10	43

PIMCO High Yield Municipal Bond Fund	11	46

PIMCO Municipal Bond Fund	12	57

PIMCO National Intermediate Municipal Bond Fund	13	66

PIMCO New York Municipal Bond Fund	14	71

PIMCO Short Duration Municipal Income Fund	15	75

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

The reporting period was a challenging time in the financial markets. Amid evolving investment conditions, we continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and discussion of certain factors that affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2023

The global economy faced significant headwinds during the reporting period, including those related to higher inflation, the COVID-19 pandemic (“COVID-19”), the war in Ukraine, and turmoil in the banking industry. In the United States (“U.S.”), second quarter 2022, annualized gross domestic product (“GDP”) was -0.6%. The economy then expanded, as third and fourth quarter 2022 annualized GDP was 3.2% and 2.6%, respectively. The U.S. Commerce Department’s initial estimate for first quarter 2023 annualized GDP — released after the reporting period ended — was 1.1%.

In its January 2023 World Economic Outlook Update, the International Monetary Fund (the “IMF”) projected global GDP growth to decline from an estimated 3.4% in 2022 to 2.9% in 2023. The IMF attributed the decline to the rise in central bank rates to fight inflation, especially in advanced economies, and the war in Ukraine. While the IMF believes global inflation will fall from 8.8% in 2022 to 6.6% in 2023 and 4.3% in 2024, its projection is still higher than the pre-COVID-19 (2017–2019) level of approximately 3.5%. The IMF forecasts 2023 GDP to grow 1.4% in the United States (from 2.0% growth in 2022) and 0.7% in the eurozone (from 3.5% growth in 2022), while falling 0.6% in the United Kingdom (from 4.1% growth in 2022), and rising 1.8% in Japan (from 1.4% growth in 2022).

With inflation reaching a four-decade high in some countries over the reporting period, many central banks aggressively tightened monetary policy in an attempt to rein in rising prices. The U.S. Federal Reserve Board (the “Fed”) has raised the federal funds rate at its last nine meetings, beginning in March 2022, moving from a range between 0.00% and 0.25% to a range between 4.75% and 5.00% in March 2023 — the highest level since 2007. The Bank of England (the “BoE”) began raising rates in December 2021 and did so for the 11th consecutive time in March 2023, pushing its Bank Rate from nearly zero to 4.25%. Elsewhere, the European Central Bank first raised its main interest rate in July 2022 and made its sixth consecutive increase in March 2023, bringing the rate from 0.00% to 3.5%.

In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. In December 2022, the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news initially sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary policy stance. However, the BoJ did not raise interest rates for the remainder of the reporting period.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.48% on March 31, 2023, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -3.77%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -5.07%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated weak returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -3.10%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.86%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.72%.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The municipal (or “munis”) market, as represented by the Bloomberg Municipal Bond Index, saw a modest gain during the reporting period. Still, as was the case with the taxable U.S. bond market, munis were negatively impacted by rising inflation and interest rates. The Bloomberg Municipal Bond Index returned 0.26% for the 12 months ended March 31, 2023.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2023	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class C-2 shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2023	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class C-2	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	—	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	07/30/21	07/31/06	12/29/06	—	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	07/30/21	04/01/98	04/01/98	—	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	07/30/21	10/19/99	08/31/09	—	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	07/30/21	03/28/02	03/28/02	10/21/20	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2023	7

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Municipal Bonds & Notes

Ad Valorem Property Tax	15.3%

Electric Power & Light Revenue	8.8%

Port, Airport & Marina Revenue	7.6%

Health, Hospital & Nursing Home Revenue	7.2%

Natural Gas Revenue	6.7%

Tobacco Settlement Funded	6.6%

Sewer Revenue	5.8%

Special Tax	4.8%

Lease (Abatement)	4.4%

Highway Revenue Tolls	4.1%

Local or Guaranteed Housing	4.1%

Water Revenue	3.4%

College & University Revenue	3.4%

Sales Tax Revenue	3.4%

Tax Increment/Allocation Revenue	2.8%

Lease Revenue	1.5%

Special Assessment	1.1%

Other	2.0%

Short-Term Instruments‡	7.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	0.98%	1.57%	1.76%	3.24%
PIMCO California Intermediate Municipal Bond Fund I-2	0.87%	1.46%	1.65%	3.14%
PIMCO California Intermediate Municipal Bond Fund Class A	0.64%	1.23%	1.42%	2.88%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	(1.62)%	0.77%	1.03%	2.75%
PIMCO California Intermediate Municipal Bond Fund Class C	(0.11)%	0.48%	0.66%	2.14%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	(1.10)%	0.48%	0.66%	2.14%
Bloomberg California Intermediate Municipal Bond Index	2.37%	1.98%	2.12%	4.08%
Lipper California Intermediate Municipal Debt Funds Average	0.42%	1.35%	1.56%	3.47%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly increased.

»	Security selection within the industrial revenue sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the water and sewer sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Municipal Bonds & Notes

Ad Valorem Property Tax	13.9%

Health, Hospital & Nursing Home Revenue	11.2%

Tobacco Settlement Funded	7.1%

Electric Power & Light Revenue	6.7%

Local or Guaranteed Housing	6.6%

Sales Tax Revenue	5.9%

Water Revenue	5.2%

Lease (Abatement)	4.4%

Port, Airport & Marina Revenue	4.3%

College & University Revenue	3.7%

Special Tax	3.4%

Highway Revenue Tolls	3.1%

Charter School Aid	2.8%

Natural Gas Revenue	2.7%

General Fund	2.4%

Sewer Revenue	2.4%

Recreational Revenue	1.8%

Economic Development Revenue	1.6%

Other	2.3%

Short-Term Instruments‡	8.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	(1.21)%	2.27%	2.97%	3.08%
PIMCO California Municipal Bond Fund I-2	(1.31)%	2.17%	2.87%	2.97%
PIMCO California Municipal Bond Fund Class A	(1.56)%	1.91%	2.61%	2.72%
PIMCO California Municipal Bond Fund Class A (adjusted)	(3.75)%	1.46%	2.22%	2.36%
PIMCO California Municipal Bond Fund Class C	(2.30)%	1.15%	1.85%	1.95%
PIMCO California Municipal Bond Fund Class C (adjusted)	(3.26)%	1.15%	1.85%	1.95%
Bloomberg California Municipal Bond Index	0.70%	1.98%	2.52%	2.70%
Lipper California Municipal Debt Funds Average	(2.27)%	1.32%	2.24%	2.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.44% for the Institutional Class shares, 0.54% for I-2 shares, 0.79% for Class A shares, and 1.54% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the pre-refunded segment contributed to performance, as the segment outperformed the broader municipal market.

»	There were no other material contributors for this Fund.

»	Overweight exposure to duration detracted from performance, as municipal yields broadly increased.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2023	9

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Municipal Bonds & Notes

Water Revenue	11.8%

Health, Hospital & Nursing Home Revenue	11.0%

Ad Valorem Property Tax	10.5%

Electric Power & Light Revenue	9.2%

General Fund	7.1%

Tobacco Settlement Funded	7.8%

Highway Revenue Tolls	5.5%

Sewer Revenue	4.4%

Sales Tax Revenue	4.3%

College & University Revenue	4.1%

Natural Gas Revenue	4.0%

Lease (Abatement)	3.7%

Miscellaneous Revenue	3.0%

Special Tax	1.8%

Local or Guaranteed Housing	1.8%

Recreational Revenue	1.6%

Other	2.2%

Short-Term Instruments‡	6.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	1.44%	1.03%	0.85%	1.39%
PIMCO California Short Duration Municipal Income Fund I-2	1.34%	0.93%	0.75%	1.29%
PIMCO California Short Duration Municipal Income Fund Class A	1.03%	0.62%	0.45%	0.98%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(1.24)%	0.17%	0.22%	0.84%
Bloomberg California 1 Year Municipal Bond Index	1.52%	0.99%	0.80%	1.52%
Lipper California Short/Intermediate Municipal Debt Funds Average	0.73%	1.12%	1.00%	1.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve positioning contributed to performance, as strategies outperformed the broader municipal market.

»	Overweight exposure to the pre-refunded segment contributed to performance, as the segment outperformed the broader municipal market.

»	Overweight exposure to the water and sewer sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the general obligation segment detracted from performance, as the segment outperformed the broader municipal market.

»	A tactical allocation to taxable municipals detracted from performance, as the Fund underperformed the broader municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX
I-3 - PYMNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.7%

Industrial Revenue	8.9%

Tobacco Settlement Funded	6.6%

Local or Guaranteed Housing	6.4%

Ad Valorem Property Tax	6.3%

Sales Tax Revenue	5.1%

Natural Gas Revenue	5.0%

Electric Power & Light Revenue	4.8%

Port, Airport & Marina Revenue	4.3%

Lease (Appropriation)	2.8%

Appropriations	2.6%

Highway Revenue Tolls	2.1%

Water Revenue	1.8%

Resource Recovery Revenue	1.6%

Income Tax Revenue	1.5%

Nuclear Revenue	1.4%

Charter School Aid	1.3%

Economic Development Revenue	1.3%

General Fund	1.1%

College & University Revenue	1.1%

Miscellaneous Taxes	1.0%

Other	8.0%

Short-Term Instruments‡	9.3%

Corporate Bonds & Notes	3.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	(4.10)%	2.53%	3.60%	3.64%
PIMCO High Yield Municipal Bond Fund I-2	(4.20)%	2.43%	3.50%	3.54%
PIMCO High Yield Municipal Bond Fund I-3	(4.25)%	2.38%	3.45%	3.49%
PIMCO High Yield Municipal Bond Fund Class A	(4.39)%	2.22%	3.29%	3.34%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	(6.54)%	1.76%	2.90%	3.15%
PIMCO High Yield Municipal Bond Fund Class C	(5.11)%	1.46%	2.52%	2.57%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	(6.03)%	1.46%	2.52%	2.57%
Bloomberg High Yield Municipal Bond Index	(4.49)%	3.07%	3.57%	4.22%
Lipper High Yield Municipal Debt Funds Average	(4.93)%	1.45%	2.65%	3.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.87% for Class A shares, and 1.62% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly rose.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader high yield municipal market.

»	Security selection within the general obligation segment contributed to performance, as the segment outperformed the broader high yield municipal market.

»	Security selection within the transportation sector detracted from performance, as the Fund’s holdings underperformed the broader high yield municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s holdings underperformed the broader high yield municipal market.

»	Security selection within the tobacco sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2023	11

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX
I-3 - PMUNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.5%

Highway Revenue Tolls	7.8%

Ad Valorem Property Tax	7.2%

Port, Airport & Marina Revenue	7.0%

Natural Gas Revenue	6.0%

Electric Power & Light Revenue	5.3%

Industrial Revenue	4.2%

Income Tax Revenue	4.0%

Tobacco Settlement Funded	3.8%

Sales Tax Revenue	3.8%

Water Revenue	3.7%

General Fund	3.4%

Appropriations	3.0%

Lease (Appropriation)	2.8%

Local or Guaranteed Housing	2.7%

Miscellaneous Revenue	2.4%

Fuel Sales Tax Revenue	2.0%

College & University Revenue	1.8%

Economic Development Revenue	1.5%

Miscellaneous Taxes	1.4%

Nuclear Revenue	1.3%

Resource Recovery Revenue	1.0%

Other	3.7%

Short-Term Instruments‡	3.3%

Corporate Bonds & Notes	1.2%

Asset-Backed Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	(1.88)%	1.93%	2.73%	3.69%
PIMCO Municipal Bond Fund I-2	(1.98)%	1.83%	2.62%	3.57%
PIMCO Municipal Bond Fund I-3	(2.03)%	1.78%	2.57%	3.56%
PIMCO Municipal Bond Fund Class A	(2.19)%	1.62%	2.41%	3.35%
PIMCO Municipal Bond Fund Class A (adjusted)	(4.39)%	1.16%	2.02%	3.23%
PIMCO Municipal Bond Fund Class C	(2.68)%	1.11%	1.90%	2.84%
PIMCO Municipal Bond Fund Class C (adjusted)	(3.62)%	1.11%	1.90%	2.84%
Bloomberg Municipal Bond Index	0.26%	2.03%	2.38%	4.16%
Lipper General & Insured Municipal Debt Funds Average	(2.06)%	1.42%	1.96%	3.52%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.65% for I-3 shares, 0.76% for Class A shares, and 1.26% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly increased.

»	Security selection within the pre-refunded segment contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the resource recovery sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the special tax sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	A tactical selection of taxable municipals detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.6%

Port, Airport & Marina Revenue	10.9%

Ad Valorem Property Tax	8.5%

Water Revenue	6.7%

Electric Power & Light Revenue	5.9%

Natural Gas Revenue	5.7%

Industrial Revenue	4.5%

Sales Tax Revenue	4.3%

General Fund	3.8%

Miscellaneous Revenue	3.6%

Tobacco Settlement Funded	3.5%

Highway Revenue Tolls	3.5%

Income Tax Revenue	3.2%

Economic Development Revenue	2.5%

Appropriations	2.4%

Lease (Appropriation)	1.8%

Government Fund/Grant Revenue	1.3%

College & University Revenue	1.1%

Other	3.6%

Short-Term Instruments‡	9.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	1.81%	2.12%	2.26%	2.47%
PIMCO National Intermediate Municipal Bond Fund I-2	1.70%	2.01%	1.52%	2.37%
PIMCO National Intermediate Municipal Bond Fund Class A	1.45%	1.76%	1.90%	2.11%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	(0.85)%	1.30%	1.52%	1.75%
PIMCO National Intermediate Municipal Bond Fund Class C	0.94%	1.25%	1.40%	1.61%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	(0.05)%	1.25%	1.40%	1.61%
Bloomberg 1-15 Year Municipal Bond Index	1.61%	2.08%	2.14%	2.21%
Lipper Intermediate Municipal Debt Funds Average	(0.10)%	1.63%	1.69%	1.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly rose.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2023	13

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX
I-3 - PNYNX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes

Income Tax Revenue	26.9%

Health, Hospital & Nursing Home Revenue	8.5%

College & University Revenue	6.9%

Ad Valorem Property Tax	5.7%

Sales Tax Revenue	5.2%

Natural Gas Revenue	4.9%

Industrial Revenue	4.9%

Miscellaneous Revenue	4.6%

Electric Power & Light Revenue	4.4%

Water Revenue	4.4%

Port, Airport & Marina Revenue	3.7%

Highway Revenue Tolls	3.5%

Tobacco Settlement Funded	3.3%

Local or Guaranteed Housing	2.6%

Appropriations	1.2%

Other	2.8%

Short-Term Instruments‡	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	(0.69)%	1.81%	2.41%	4.15%
PIMCO New York Municipal Bond Fund I-2	(0.79)%	1.71%	2.31%	4.06%
PIMCO New York Municipal Bond Fund I-3	(0.84)%	1.66%	2.26%	4.00%
PIMCO New York Municipal Bond Fund Class A	(1.02)%	1.48%	2.08%	3.79%
PIMCO New York Municipal Bond Fund Class A (adjusted)	(3.25)%	1.02%	1.69%	3.66%
PIMCO New York Municipal Bond Fund Class C	(1.77)%	0.72%	1.31%	3.04%
PIMCO New York Municipal Bond Fund Class C (adjusted)	(2.73)%	0.72%	1.31%	3.04%
Bloomberg New York Municipal Bond Index	0.57%	1.86%	2.30%	4.16%
Lipper New York Municipal Debt Funds Average	(2.10)%	1.34%	1.87%	3.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.645% for I-3 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration contributed to performance, as municipal yields broadly increased.

»	Security selection within the pre-refunded segment contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the housing sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX
I-3 - PSDUX	Class C-2 - PCCMX

Cumulative Returns Through March 31, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.4%

Ad Valorem Property Tax	11.0%

Electric Power & Light Revenue	8.8%

Natural Gas Revenue	6.3%

Sales Tax Revenue	5.5%

Industrial Revenue	5.1%

Highway Revenue Tolls	3.8%

Water Revenue	3.6%

Tobacco Settlement Funded	3.6%

College & University Revenue	3.1%

Fuel Sales Tax Revenue	2.5%

Income Tax Revenue	2.2%

Appropriations	2.1%

Local or Guaranteed Housing	1.9%

General Fund	1.7%

Recreational Revenue	1.6%

Hotel Occupancy Tax	1.3%

Miscellaneous Revenue	1.3%

Sewer Revenue	1.0%

Other	4.8%

Short-Term Instruments‡	13.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2023

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	1.35%	1.46%	1.15%	1.47%
PIMCO Short Duration Municipal Income Fund I-2	1.24%	1.36%	1.05%	1.36%
PIMCO Short Duration Municipal Income Fund I-3	1.18%	1.30%	1.00%	1.33%
PIMCO Short Duration Municipal Income Fund Class A	0.94%	1.05%	0.75%	1.06%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(1.31)%	0.60%	0.52%	0.97%
PIMCO Short Duration Municipal Income Fund Class C	0.64%	0.75%	0.45%	0.71%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	(0.36)%	0.75%	0.45%	0.71%
PIMCO Short Duration Municipal Income Fund Class C-2	0.44%	0.55%	0.25%	0.58%
PIMCO Short Duration Municipal Income Fund Class C-2 (adjusted)	(0.55)%	0.55%	0.25%	0.58%
Bloomberg 1-Year Municipal Bond Index	1.55%	1.16%	0.91%	2.06%
Lipper Short Municipal Debt Funds Average	1.12%	0.89%	0.68%	2.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.53% for I-3 shares, 0.73% for Class A shares, 1.03% for Class C shares, and 1.23% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve positioning contributed to performance, as the Fund’s strategies outperformed the broader municipal market.

»	Security selection within the healthcare sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the general obligation segment detracted from performance, as the segment outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2023	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2022 to March 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,054.80	$2.40	$1,000.00	$1,022.59	$2.37	0.469%
I-2	1,000.00	1,054.30	2.91	1,000.00	1,022.09	2.87	0.569
Class A	1,000.00	1,053.10	4.09	1,000.00	1,020.95	4.03	0.799
Class C	1,000.00	1,049.20	7.91	1,000.00	1,017.21	7.79	1.549

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,076.60	$2.33	$1,000.00	$1,022.69	$2.27	0.45	%(a)
I-2	1,000.00	1,076.00	2.85	1,000.00	1,022.19	2.77	0.55	(a)
Class A	1,000.00	1,074.70	4.19	1,000.00	1,020.89	4.08	0.81	(a)
Class C	1,000.00	1,070.70	8.05	1,000.00	1,017.15	7.85	1.56	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,027.90	$1.67	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,027.40	2.17	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,025.90	3.69	1,000.00	1,021.29	3.68	0.73

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,056.80	$3.18	$1,000.00	$1,021.84	$3.13	0.62	%(b)
I-2	1,000.00	1,056.20	3.74	1,000.00	1,021.29	3.68	0.73	(b)
I-3	1,000.00	1,056.00	4.05	1,000.00	1,020.99	3.98	0.79	(b)
Class A	1,000.00	1,055.20	4.71	1,000.00	1,020.34	4.63	0.92	(b)
Class C	1,000.00	1,051.30	8.54	1,000.00	1,016.60	8.40	1.67	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,059.80	$2.47	$1,000.00	$1,022.54	$2.42	0.48	%(c)
I-2	1,000.00	1,059.30	2.98	1,000.00	1,022.04	2.92	0.58	(c)
I-3	1,000.00	1,059.00	3.29	1,000.00	1,021.74	3.23	0.64	(c)
Class A	1,000.00	1,058.20	4.05	1,000.00	1,020.99	3.98	0.79	(c)
Class C	1,000.00	1,055.60	6.61	1,000.00	1,018.50	6.49	1.29	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,059.80	$2.31	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	1,059.30	2.82	1,000.00	1,022.19	2.77	0.55
Class A	1,000.00	1,058.00	4.10	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,055.40	6.66	1,000.00	1,018.45	6.54	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,070.10	$2.31	$1,000.00	$1,022.70	$2.25	0.447	%(d)
I-2	1,000.00	1,069.60	2.83	1,000.00	1,022.19	2.77	0.549	(d)
I-3	1,000.00	1,069.30	3.15	1,000.00	1,021.88	3.08	0.611	(d)
Class A	1,000.00	1,068.30	4.01	1,000.00	1,021.06	3.92	0.777	(d)
Class C	1,000.00	1,064.40	7.86	1,000.00	1,017.32	7.68	1.527	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,031.40	$1.67	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,030.90	2.18	1,000.00	1,022.79	2.17	0.43
I-3	1,000.00	1,030.60	2.43	1,000.00	1,022.54	2.42	0.48
Class A	1,000.00	1,029.30	3.69	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,027.80	5.21	1,000.00	1,019.80	5.19	1.03
Class C-2	1,000.00	1,026.80	6.22	1,000.00	1,018.80	6.19	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.28, $2.79, $4.14, $8.00 for Actual Performance and $2.26, $2.77, $4.10, $7.92 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.05% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.92, $3.49, $3.79, $4.46, $8.29 for Actual Performance and $2.92, $3.48, $3.79, $4.46, $8.28 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.03% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.31, $2.82, $3.13, $3.85, $6.46 for Actual Performance and $2.31, $2.82, $3.13, $3.84, $6.45 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.31, $2.83, $3.15, $4.01, $7.86 for Actual Performance and $2.29, $2.81, $3.13, $3.98, $7.81 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

ANNUAL REPORT	|	MARCH 31, 2023	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-15 Year Municipal Bond Index	Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg California 1 Year Municipal Bond Index	Bloomberg California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg California Intermediate Municipal Bond Index	Bloomberg California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg High Yield Municipal Bond Index	The Bloomberg High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg New York Municipal Bond Index	The Bloomberg New York Municipal Bond Index is the New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2023	$9.48	$0.24	$(0.15)	$0.09	$(0.24)	$0.00	$(0.24)

03/31/2022	10.10	0.15	(0.61)	(0.46)	(0.16)	0.00	(0.16)

03/31/2021	9.85	0.21	0.25	0.46	(0.21)	0.00	(0.21)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)
I-2

03/31/2023	9.48	0.23	(0.15)	0.08	(0.23)	0.00	(0.23)

03/31/2022	10.10	0.14	(0.61)	(0.47)	(0.15)	0.00	(0.15)

03/31/2021	9.85	0.20	0.25	0.45	(0.20)	0.00	(0.20)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)
Class A

03/31/2023	9.48	0.21	(0.15)	0.06	(0.21)	0.00	(0.21)

03/31/2022	10.10	0.12	(0.62)	(0.50)	(0.12)	0.00	(0.12)

03/31/2021	9.85	0.18	0.25	0.43	(0.18)	0.00	(0.18)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)
Class C

03/31/2023	9.48	0.14	(0.15)	(0.01)	(0.14)	0.00	(0.14)

03/31/2022	10.10	0.05	(0.62)	(0.57)	(0.05)	0.00	(0.05)

03/31/2021	9.85	0.10	0.25	0.35	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2023	$10.98	$0.32	$(0.47)	$(0.15)	$(0.32)	$0.00	$(0.32)

03/31/2022	11.65	0.22	(0.68)	(0.46)	(0.21)	0.00	(0.21)

03/31/2021	11.17	0.22	0.48	0.70	(0.22)	0.00	(0.22)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)
I-2

03/31/2023	10.98	0.31	(0.47)	(0.16)	(0.31)	0.00	(0.31)

03/31/2022	11.65	0.20	(0.68)	(0.48)	(0.19)	0.00	(0.19)

03/31/2021	11.17	0.20	0.49	0.69	(0.21)	0.00	(0.21)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)
Class A

03/31/2023	10.98	0.28	(0.47)	(0.19)	(0.28)	0.00	(0.28)

03/31/2022	11.65	0.18	(0.69)	(0.51)	(0.16)	0.00	(0.16)

03/31/2021	11.17	0.18	0.48	0.66	(0.18)	0.00	(0.18)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)
Class C

03/31/2023	10.98	0.20	(0.47)	(0.27)	(0.20)	0.00	(0.20)

03/31/2022	11.65	0.09	(0.68)	(0.59)	(0.08)	0.00	(0.08)

03/31/2021	11.17	0.09	0.49	0.58	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2023	$9.65	$0.18	$(0.04)	$0.14	$(0.18)	$0.00	$(0.18)

03/31/2022	9.96	0.10	(0.31)	(0.21)	(0.10)	0.00	(0.10)

03/31/2021	9.84	0.11	0.12	0.23	(0.11)	0.00	(0.11)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.33	0.98%	$84,144	0.455%	0.455%	0.445%	0.445%	2.57%	69%

9.48	(4.66)	142,651	0.445	0.445	0.445	0.445	1.52	36

10.10	4.70	119,694	0.445	0.445	0.445	0.445	2.07	22

9.85	2.57	86,747	0.445	0.445	0.445	0.445	2.24	35

9.82	4.54	79,510	0.445	0.445	0.445	0.445	2.61	31

9.33	0.87	13,596	0.555	0.555	0.545	0.545	2.46	69

9.48	(4.75)	18,742	0.545	0.545	0.545	0.545	1.43	36

10.10	4.59	20,571	0.545	0.545	0.545	0.545	1.98	22

9.85	2.47	18,183	0.545	0.545	0.545	0.545	2.15	35

9.82	4.44	16,630	0.545	0.545	0.545	0.545	2.50	31

9.33	0.64	42,848	0.785	0.785	0.775	0.775	2.22	69

9.48	(4.97)	55,743	0.775	0.775	0.775	0.775	1.20	36

10.10	4.35	77,522	0.775	0.775	0.775	0.775	1.75	22

9.85	2.24	71,243	0.775	0.775	0.775	0.775	1.90	35

9.82	4.20	50,298	0.775	0.775	0.775	0.775	2.27	31

9.33	(0.11)	3,839	1.535	1.535	1.525	1.525	1.50	69

9.48	(5.69)	3,771	1.525	1.525	1.525	1.525	0.45	36

10.10	3.57	5,612	1.525	1.525	1.525	1.525	1.00	22

9.85	1.47	7,727	1.525	1.525	1.525	1.525	1.18	35

9.82	3.43	8,991	1.525	1.525	1.525	1.525	1.52	31

$10.51	(1.30)%	$47,877	0.45%	0.45%	0.44%	0.44%	3.05%	78%

10.98	(4.08)	45,274	0.44	0.44	0.44	0.44	1.85	31

11.65	6.34	43,961	0.44	0.44	0.44	0.44	1.87	27

11.17	5.12	18,625	0.46	0.46	0.44	0.44	2.41	41

10.89	5.71	6,904	0.49	0.49	0.44	0.44	2.98	36

10.51	(1.40)	27,685	0.55	0.55	0.54	0.54	2.98	78

10.98	(4.18)	22,215	0.54	0.54	0.54	0.54	1.75	31

11.65	6.24	21,952	0.54	0.54	0.54	0.54	1.73	27

11.17	5.02	5,044	0.56	0.56	0.54	0.54	2.32	41

10.89	5.61	1,597	0.59	0.59	0.54	0.54	2.90	36

10.51	(1.65)	45,226	0.80	0.80	0.79	0.79	2.70	78

10.98	(4.42)	44,434	0.79	0.79	0.79	0.79	1.50	31

11.65	5.97	47,504	0.79	0.79	0.79	0.79	1.54	27

11.17	4.76	31,576	0.81	0.81	0.79	0.79	2.09	41

10.89	5.35	21,456	0.84	0.84	0.79	0.79	2.63	36

10.51	(2.39)	2,104	1.55	1.55	1.54	1.54	1.90	78

10.98	(5.14)	2,895	1.54	1.54	1.54	1.54	0.76	31

11.65	5.18	2,797	1.54	1.54	1.54	1.54	0.79	27

11.17	3.98	2,030	1.56	1.56	1.54	1.54	1.36	41

10.89	4.56	2,074	1.59	1.59	1.54	1.54	1.88	36

$9.61	1.44%	$129,990	0.33%	0.33%	0.33%	0.33%	1.85%	57%

9.65	(2.09)	102,037	0.33	0.33	0.33	0.33	0.98	53

9.96	2.39	106,925	0.33	0.33	0.33	0.33	1.13	44

9.84	1.19	99,403	0.33	0.33	0.33	0.33	1.56	69

9.88	2.29	83,637	0.33	0.33	0.33	0.33	1.67	67

ANNUAL REPORT	|	MARCH 31, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund (Cont.)
I-2

03/31/2023	$9.65	$0.17	$(0.04)	$0.13	$(0.17)	$0.00	$(0.17)

03/31/2022	9.96	0.09	(0.31)	(0.22)	(0.09)	0.00	(0.09)

03/31/2021	9.84	0.10	0.12	0.22	(0.10)	0.00	(0.10)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)
Class A

03/31/2023	9.65	0.13	(0.03)	0.10	(0.14)	0.00	(0.14)

03/31/2022	9.96	0.06	(0.31)	(0.25)	(0.06)	0.00	(0.06)

03/31/2021	9.84	0.07	0.12	0.19	(0.07)	0.00	(0.07)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2023	$9.07	$0.38	$(0.77)	$(0.39)	$(0.38)	$(0.01)	$(0.39)

03/31/2022	9.67	0.32	(0.53)	(0.21)	(0.31)	(0.08)	(0.39)

03/31/2021	9.03	0.28	0.69	0.97	(0.28)	(0.05)	(0.33)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)
I-2

03/31/2023	9.07	0.37	(0.77)	(0.40)	(0.37)	(0.01)	(0.38)

03/31/2022	9.67	0.31	(0.53)	(0.22)	(0.30)	(0.08)	(0.38)

03/31/2021	9.03	0.27	0.69	0.96	(0.27)	(0.05)	(0.32)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)
I-3

03/31/2023	9.07	0.38	(0.78)	(0.40)	(0.37)	(0.01)	(0.38)

07/30/2021 - 03/30/2022	10.05	0.25	(0.95)	(0.70)	(0.20)	(0.08)	(0.28)
Class A

03/31/2023	9.07	0.35	(0.77)	(0.42)	(0.35)	(0.01)	(0.36)

03/31/2022	9.67	0.29	(0.53)	(0.24)	(0.28)	(0.08)	(0.36)

03/31/2021	9.03	0.25	0.69	0.94	(0.25)	(0.05)	(0.30)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)
Class C

03/31/2023	9.07	0.29	(0.77)	(0.48)	(0.29)	(0.01)	(0.30)

03/31/2022	9.67	0.22	(0.54)	(0.32)	(0.20)	(0.08)	(0.28)

03/31/2021	9.03	0.18	0.69	0.87	(0.18)	(0.05)	(0.23)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2023	$9.76	$0.31	$(0.50)	$(0.19)	$(0.31)	$0.00	$(0.31)

03/31/2022	10.38	0.23	(0.63)	(0.40)	(0.22)	0.00	(0.22)

03/31/2021	9.95	0.24	0.43	0.67	(0.24)	0.00	(0.24)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)
I-2

03/31/2023	9.76	0.31	(0.51)	(0.20)	(0.30)	0.00	(0.30)

03/31/2022	10.38	0.22	(0.63)	(0.41)	(0.21)	0.00	(0.21)

03/31/2021	9.95	0.23	0.43	0.66	(0.23)	0.00	(0.23)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)
I-3

03/31/2023	9.76	0.31	(0.51)	(0.20)	(0.30)	0.00	(0.30)

07/30/2021 - 03/30/2022	10.64	0.16	(0.90)	(0.74)	(0.14)	0.00	(0.14)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.61	1.34%	$31,976	0.43%	0.43%	0.43%	0.43%	1.74%	57%

9.65	(2.18)	27,684	0.43	0.43	0.43	0.43	0.89	53

9.96	2.28	17,686	0.43	0.43	0.43	0.43	1.03	44

9.84	1.08	14,414	0.43	0.43	0.43	0.43	1.47	69

9.88	2.19	15,105	0.43	0.43	0.43	0.43	1.57	67

9.61	1.03	20,070	0.73	0.73	0.73	0.73	1.40	57

9.65	(2.48)	24,755	0.73	0.73	0.73	0.73	0.59	53

9.96	1.98	37,831	0.73	0.73	0.73	0.73	0.73	44

9.84	0.78	31,745	0.73	0.73	0.73	0.73	1.15	69

9.88	1.88	26,500	0.73	0.73	0.73	0.73	1.26	67

$8.29	(4.22)%	$1,298,587	0.60%	0.60%	0.55%	0.55%	4.51%	72%

9.07	(2.39)	1,290,792	0.57	0.57	0.55	0.55	3.28	34

9.67	10.90	1,490,516	0.57	0.57	0.55	0.55	2.92	39

9.03	2.63	548,772	0.63	0.63	0.55	0.55	3.67	68

9.15	6.35	496,572	0.66	0.66	0.55	0.55	4.16	68

8.29	(4.32)	594,074	0.70	0.70	0.65	0.65	4.38	72

9.07	(2.49)	601,652	0.67	0.67	0.65	0.65	3.20	34

9.67	10.79	610,083	0.67	0.67	0.65	0.65	2.86	39

9.03	2.53	277,552	0.73	0.73	0.65	0.65	3.54	68

9.15	6.24	189,819	0.76	0.76	0.65	0.65	4.06	68

8.29	(4.36)	16,569	0.75	0.80	0.70	0.75	4.56	72

9.07	(7.06)	905	0.72 *	0.77 *	0.70 *	0.75 *	3.99 *	34

8.29	(4.51)	736,046	0.90	0.90	0.85	0.85	4.17	72

9.07	(2.69)	838,154	0.87	0.87	0.85	0.85	2.99	34

9.67	10.57	912,461	0.87	0.87	0.85	0.85	2.69	39

9.03	2.33	674,955	0.93	0.93	0.85	0.85	3.36	68

9.15	6.03	585,792	0.96	0.96	0.85	0.85	3.86	68

8.29	(5.23)	49,975	1.65	1.65	1.60	1.60	3.41	72

9.07	(3.42)	59,579	1.62	1.62	1.60	1.60	2.23	34

9.67	9.75	69,741	1.62	1.62	1.60	1.60	1.97	39

9.03	1.57	87,883	1.68	1.68	1.60	1.60	2.63	68

9.15	5.25	87,662	1.71	1.71	1.60	1.60	3.11	68

$9.26	(1.88)%	$659,435	0.47%	0.47%	0.44%	0.44%	3.35%	85%

9.76	(3.93)	736,281	0.45	0.45	0.44	0.44	2.17	41

10.38	6.78	537,075	0.46	0.46	0.44	0.44	2.31	37

9.95	3.97	360,957	0.51	0.51	0.44	0.44	3.09	55

9.87	5.16	268,422	0.55	0.55	0.44	0.44	3.76	48

9.26	(1.98)	695,029	0.57	0.57	0.54	0.54	3.29	85

9.76	(4.02)	516,234	0.55	0.55	0.54	0.54	2.07	41

10.38	6.68	492,831	0.56	0.56	0.54	0.54	2.21	37

9.95	3.86	283,911	0.61	0.61	0.54	0.54	2.99	55

9.87	5.06	204,834	0.65	0.65	0.54	0.54	3.66	48

9.26	(2.03)	1,643	0.62	0.67	0.59	0.64	3.37	85

9.76	(7.00)	535	0.60 *	0.65 *	0.59 *	0.64 *	2.47 *	41

ANNUAL REPORT	|	MARCH 31, 2023	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class A

03/31/2023	$9.76	$0.28	$(0.50)	$(0.22)	$(0.28)	$0.00	$(0.28)

03/31/2022	10.38	0.19	(0.62)	(0.43)	(0.19)	0.00	(0.19)

03/31/2021	9.95	0.20	0.44	0.64	(0.21)	0.00	(0.21)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)
Class C

03/31/2023	9.76	0.24	(0.51)	(0.27)	(0.23)	0.00	(0.23)

03/31/2022	10.38	0.14	(0.62)	(0.48)	(0.14)	0.00	(0.14)

03/31/2021	9.95	0.16	0.43	0.59	(0.16)	0.00	(0.16)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2023	$10.36	$0.29	$(0.11)	$0.18	$(0.27)	$0.00	$(0.27)

03/31/2022	11.01	0.21	(0.65)	(0.44)	(0.21)	0.00	(0.21)

03/31/2021	10.61	0.22	0.40	0.62	(0.22)	0.00	(0.22)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)
I-2

03/31/2023	10.36	0.26	(0.09)	0.17	(0.26)	0.00	(0.26)

03/31/2022	11.01	0.20	(0.65)	(0.45)	(0.20)	0.00	(0.20)

03/31/2021	10.61	0.21	0.40	0.61	(0.21)	0.00	(0.21)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)
Class A

03/31/2023	10.36	0.24	(0.10)	0.14	(0.23)	0.00	(0.23)

03/31/2022	11.01	0.17	(0.65)	(0.48)	(0.17)	0.00	(0.17)

03/31/2021	10.61	0.18	0.40	0.58	(0.18)	0.00	(0.18)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)
Class C

03/31/2023	10.36	0.19	(0.10)	0.09	(0.18)	0.00	(0.18)

03/31/2022	11.01	0.12	(0.65)	(0.53)	(0.12)	0.00	(0.12)

03/31/2021	10.61	0.13	0.40	0.53	(0.13)	0.00	(0.13)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2023	$11.11	$0.32	$(0.42)	$(0.10)	$(0.32)	$0.00	$(0.32)

03/31/2022	11.75	0.23	(0.64)	(0.41)	(0.23)	0.00	(0.23)

03/31/2021	11.41	0.23	0.34	0.57	(0.23)	0.00	(0.23)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)
I-2

03/31/2023	11.11	0.32	(0.43)	(0.11)	(0.31)	0.00	(0.31)

03/31/2022	11.75	0.22	(0.65)	(0.43)	(0.21)	0.00	(0.21)

03/31/2021	11.41	0.22	0.34	0.56	(0.22)	0.00	(0.22)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)
I-3

03/31/2023	11.11	0.34	(0.45)	(0.11)	(0.31)	0.00	(0.31)

07/30/2021 - 03/30/2022	12.03	0.16	(0.94)	(0.78)	(0.14)	0.00	(0.14)
Class A

03/31/2023	11.11	0.29	(0.42)	(0.13)	(0.29)	0.00	(0.29)

03/31/2022	11.75	0.19	(0.64)	(0.45)	(0.19)	0.00	(0.19)

03/31/2021	11.41	0.20	0.34	0.54	(0.20)	0.00	(0.20)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.26	(2.19	) %	$541,571	0.78%	0.78%	0.75%	0.75%	3.04%	85%

9.76	(4.23)		637,217	0.76	0.76	0.75	0.75	1.84	41

10.38	6.45		913,874	0.77	0.77	0.75	0.75	1.98	37

9.95	3.65		479,418	0.82	0.82	0.75	0.75	2.77	55

9.87	4.84		349,323	0.86	0.86	0.75	0.75	3.45	48

9.26	(2.68)		30,867	1.28	1.28	1.25	1.25	2.53	85

9.76	(4.70)		37,528	1.26	1.26	1.25	1.25	1.35	41

10.38	5.92		46,906	1.27	1.27	1.25	1.25	1.52	37

9.95	3.13		60,524	1.32	1.32	1.25	1.25	2.31	55

9.87	4.32		71,628	1.36	1.36	1.25	1.25	2.95	48

$10.27	1.81%		$332,824	0.45%	0.45%	0.45%	0.45%	2.89%	68%

10.36	(4.06)		89,322	0.45	0.45	0.45	0.45	1.91	27

11.01	5.89		88,749	0.45	0.45	0.45	0.45	2.03	18

10.61	2.34		70,892	0.45	0.45	0.45	0.45	2.31	28

10.61	4.90		45,549	0.45	0.45	0.45	0.45	2.70	20

10.27	1.70		48,769	0.55	0.55	0.55	0.55	2.58	68

10.36	(4.16)		40,567	0.55	0.55	0.55	0.55	1.81	27

11.01	5.78		49,769	0.55	0.55	0.55	0.55	1.92	18

10.61	2.24		27,703	0.55	0.55	0.55	0.55	2.21	28

10.61	4.79		19,793	0.55	0.55	0.55	0.55	2.60	20

10.27	1.45		64,286	0.80	0.80	0.80	0.80	2.35	68

10.36	(4.40)		51,778	0.80	0.80	0.80	0.80	1.57	27

11.01	5.52		47,294	0.80	0.80	0.80	0.80	1.68	18

10.61	1.99		39,933	0.80	0.80	0.80	0.80	1.97	28

10.61	4.53		31,794	0.80	0.80	0.80	0.80	2.35	20

10.27	0.94		2,656	1.30	1.30	1.30	1.30	1.87	68

10.36	(4.87)		2,237	1.30	1.30	1.30	1.30	1.06	27

11.01	4.99		2,369	1.30	1.30	1.30	1.30	1.19	18

10.61	1.48		2,363	1.30	1.30	1.30	1.30	1.50	28

10.61	4.02		3,122	1.30	1.30	1.30	1.30	1.84	20

$10.69	(0.78)%		$142,333	0.455%	0.455%	0.445%	0.445%	3.03%	64%

11.11	(3.62)		190,751	0.445	0.445	0.445	0.445	1.95	23

11.75	5.08		181,033	0.445	0.445	0.445	0.445	2.01	31

11.41	3.67		147,314	0.495	0.495	0.445	0.445	2.36	56

11.27	5.01		91,943	0.535	0.535	0.445	0.445	3.33	18

10.69	(0.88)		69,923	0.555	0.555	0.545	0.545	2.97	64

11.11	(3.71)		72,230	0.545	0.545	0.545	0.545	1.84	23

11.75	4.97		73,929	0.545	0.545	0.545	0.545	1.91	31

11.41	3.57		46,782	0.595	0.595	0.545	0.545	2.23	56

11.27	4.91		18,298	0.635	0.635	0.545	0.545	3.24	18

10.69	(0.93)		577	0.605	0.655	0.595	0.645	3.15	64

11.11	(6.54)		117	0.595 *	0.645 *	0.595 *	0.645 *	2.10 *	23

10.69	(1.11)		254,890	0.785	0.785	0.775	0.775	2.72	64

11.11	(3.94)		321,595	0.775	0.775	0.775	0.775	1.61	23

11.75	4.73		395,441	0.775	0.775	0.775	0.775	1.68	31

11.41	3.33		382,717	0.825	0.825	0.775	0.775	2.00	56

11.27	4.67		204,469	0.865	0.865	0.775	0.775	3.00	18

ANNUAL REPORT	|	MARCH 31, 2023	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund (Cont.)
Class C

03/31/2023	$11.11	$0.21	$(0.42)	$(0.21)	$(0.21)	$0.00	$(0.21)

03/31/2022	11.75	0.10	(0.64)	(0.54)	(0.10)	0.00	(0.10)

03/31/2021	11.41	0.11	0.34	0.45	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2023	$8.33	$0.17	$(0.06)	$0.11	$(0.17)	$0.00	$(0.17)

03/31/2022	8.58	0.09	(0.25)	(0.16)	(0.09)	0.00	(0.09)

03/31/2021	8.41	0.11	0.17	0.28	(0.11)	0.00	(0.11)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)
I-2

03/31/2023	8.33	0.16	(0.06)	0.10	(0.16)	0.00	(0.16)

03/31/2022	8.58	0.08	(0.25)	(0.17)	(0.08)	0.00	(0.08)

03/31/2021	8.41	0.10	0.17	0.27	(0.10)	0.00	(0.10)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)
I-3

03/31/2023	8.33	0.17	(0.07)	0.10	(0.16)	0.00	(0.16)

07/30/2021 - 03/30/2022	8.61	0.05	(0.28)	(0.23)	(0.05)	0.00	(0.05)
Class A

03/31/2023	8.33	0.13	(0.05)	0.08	(0.14)	0.00	(0.14)

03/31/2022	8.58	0.05	(0.25)	(0.20)	(0.05)	0.00	(0.05)

03/31/2021	8.41	0.07	0.18	0.25	(0.08)	0.00	(0.08)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)
Class C

03/31/2023	8.33	0.11	(0.06)	0.05	(0.11)	0.00	(0.11)

03/31/2022	8.58	0.03	(0.25)	(0.22)	(0.03)	0.00	(0.03)

03/31/2021	8.41	0.05	0.17	0.22	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)
Class C-2

03/31/2023	8.33	0.09	(0.05)	0.04	(0.10)	0.00	(0.10)

03/31/2022	8.58	0.01	(0.25)	(0.24)	(0.01)	0.00	(0.01)

10/21/2020 - 03/31/2021	8.55	0.01	0.03	0.04	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.69	(1.85	) %	$15,638	1.535%		1.535%		1.525%		1.525%		1.98%		64%

11.11	(4.66)		18,104	1.525		1.525		1.525		1.525		0.86		23

11.75	3.95		22,314	1.525		1.525		1.525		1.525		0.93		31

11.41	2.56		24,957	1.575		1.575		1.525		1.525		1.28		56

11.27	3.89		19,464	1.615		1.615		1.525		1.525		2.25		18

$8.27	1.35%		$194,899	0.33%		0.33%		0.33%		0.33%		2.01%		73%

8.33	(1.90)		189,441	0.33		0.33		0.33		0.33		1.02		51

8.58	3.34		175,556	0.33		0.33		0.33		0.33		1.24		37

8.41	1.74		103,010	0.33		0.33		0.33		0.33		1.84		53

8.42	2.84		90,738	0.33		0.33		0.33		0.33		1.98		64

8.27	1.24		113,751	0.43		0.43		0.43		0.43		1.91		73

8.33	(2.00)		109,765	0.43		0.43		0.43		0.43		0.92		51

8.58	3.24		87,070	0.43		0.43		0.43		0.43		1.12		37

8.41	1.64		35,931	0.43		0.43		0.43		0.43		1.73		53

8.42	2.74		25,282	0.43		0.43		0.43		0.43		1.87		64

8.27	1.18		32	0.48		0.53		0.48		0.53		2.11		73

8.33	(2.69)		10	0.48	*	0.53	*	0.48	*	0.53	*	0.85	*	51

8.27	0.94		140,520	0.73		0.73		0.73		0.73		1.60		73

8.33	(2.29)		191,066	0.73		0.73		0.73		0.73		0.62		51

8.58	2.93		245,184	0.73		0.73		0.73		0.73		0.81		37

8.41	1.34		109,016	0.73		0.73		0.73		0.73		1.44		53

8.42	2.43		92,478	0.73		0.73		0.73		0.73		1.57		64

8.27	0.64		4,088	1.03		1.03		1.03		1.03		1.33		73

8.33	(2.59)		4,649	1.03		1.03		1.03		1.03		0.33		51

8.58	2.62		4,756	1.03		1.03		1.03		1.03		0.60		37

8.41	1.04		6,307	1.03		1.03		1.03		1.03		1.15		53

8.42	2.13		6,918	1.03		1.03		1.03		1.03		1.26		64

8.27	0.44		114	1.23		1.23		1.23		1.23		1.06		73

8.33	(2.78)		167	1.23		1.23		1.23		1.23		0.13		51

8.58	0.42		35	1.23	*	1.23	*	1.23	*	1.23	*	0.19	*	37

ANNUAL REPORT	|	MARCH 31, 2023	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$137,604	$114,295	$177,112	$2,817,518
Investments in Affiliates	8,160	7,828	5,832	122
Cash	1	1	1	1
Deposits with counterparty	0	0	0	4,416
Receivable for investments sold	3	0	0	3,796
Receivable for Fund shares sold	3	211	40	12,407
Interest and/or dividends receivable	1,395	1,188	1,631	33,371
Dividends receivable from Affiliates	29	31	15	1
Reimbursement receivable from PIMCO	0	0	0	1
Other assets	0	3	0	2
Total Assets	147,195	123,557	184,631	2,871,635

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$418	$0	$48,550
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	318
Payable for investments purchased	2,423	0	2,296	114,768
Payable for investments in Affiliates purchased	29	31	15	1
Payable for Fund shares redeemed	131	140	147	9,791
Distributions payable	110	9	72	1,327
Accrued investment advisory fees	29	23	30	714
Accrued supervisory and administrative fees	33	32	30	684
Accrued distribution fees	2	1	0	34
Accrued servicing fees	11	11	5	176
Other liabilities	0	0	0	21
Total Liabilities	2,768	665	2,595	176,384

Net Assets	$144,427	$122,892	$182,036	$2,695,251

Net Assets Consist of:

Paid in capital	$153,556	$130,660	$189,878	$2,951,569
Distributable earnings (accumulated loss)	(9,129)	(7,768)	(7,842)	(256,318)

Net Assets	$144,427	$122,892	$182,036	$2,695,251

Cost of investments in securities	$136,095	$114,697	$178,720	$2,941,624
Cost of investments in Affiliates	$8,158	$7,821	$5,831	$122

* Includes repurchase agreements of:	$508	$591	$429	$262,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,869,168	$420,653	$452,075	$412,905
59,918	26,570	30,751	44,414
1	0	1	1
3,686	0	2	0
0	0	0	0
5,534	598	595	1,899
21,144	4,460	4,318	3,351
348	99	119	113
0	0	0	0
0	0	0	0
1,959,799	452,380	487,861	462,683

$21,903	$0	$0	$0

223	0	0	0
1,098	3,113	3,000	8,398
348	99	119	113
5,942	414	1,068	519
731	11	25	55
346	88	97	71
510	103	120	89
14	1	11	1
127	16	60	33
12	0	0	0
31,254	3,845	4,500	9,279

$1,928,545	$448,535	$483,361	$453,404

$2,061,051	$449,365	$516,630	$473,236
(132,506)	(830)	(33,269)	(19,832)

$1,928,545	$448,535	$483,361	$453,404

$1,875,087	$412,871	$453,865	$415,860
$59,875	$26,560	$30,741	$44,413

$4,073	$540	$468	$536

ANNUAL REPORT	|	MARCH 31, 2023	29

Statements of Assets and Liabilities	(Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$84,144	$47,877	$129,990	$1,298,587
I-2	13,596	27,685	31,976	594,074
I-3	N/A	N/A	N/A	16,569
Class A	42,848	45,226	20,070	736,046
Class C	3,839	2,104	N/A	49,975
Class C-2	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	9,021	4,555	13,528	156,568
I-2	1,458	2,634	3,328	71,625
I-3	N/A	N/A	N/A	1,998
Class A	4,594	4,303	2,089	88,743
Class C	412	200	N/A	6,025
Class C-2	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.33	$10.51	$9.61	$8.29
I-2	9.33	10.51	9.61	8.29
I-3	N/A	N/A	N/A	8.29
Class A	9.33	10.51	9.61	8.29
Class C	9.33	10.51	N/A	8.29
Class C-2	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$659,435	$332,824	$142,333	$194,899
695,029	48,769	69,923	113,751
1,643	N/A	577	32
541,571	64,286	254,890	140,520
30,867	2,656	15,638	4,088
N/A	N/A	N/A	114

71,201	32,402	13,320	23,569
75,043	4,748	6,544	13,756
177	N/A	54	4
58,475	6,258	23,854	16,993
3,333	259	1,464	494
N/A	N/A	N/A	14

$9.26	$10.27	$10.69	$8.27
9.26	10.27	10.69	8.27
9.26	N/A	10.69	8.27
9.26	10.27	10.69	8.27
9.26	10.27	10.69	8.27
N/A	N/A	N/A	8.27

ANNUAL REPORT	|	MARCH 31, 2023	31

Statements of Operations

Year Ended March 31, 2023
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$3,863	$3,752	$3,726	$127,954
Dividends from Investments in Affiliates	261	199	281	225
Total Income	4,124	3,951	4,007	128,179

Expenses:

Investment advisory fees	308	237	332	7,550
Supervisory and administrative fees	357	325	339	7,240
Distribution and/or servicing fees - Class A	116	98	56	1,878
Distribution and/or servicing fees - Class C	37	22	N/A	511
Distribution and/or servicing fees - C-2	N/A	N/A	N/A	N/A
Trustee fees	1	1	1	15
Interest expense	15	10	2	1,338
Total Expenses	834	693	730	18,532
Waiver and/or Reimbursement by PIMCO	0	0	0	(5)
Net Expenses	834	693	730	18,527

Net Investment Income (Loss)	3,290	3,258	3,277	109,652

Net Realized Gain (Loss):

Investments in securities	(6,668)	(6,264)	(1,016)	(134,733)
Investments in Affiliates	8	6	7	(1,881)
Exchange-traded or centrally cleared financial derivative instruments	0	413	0	6,246
Short sales	0	0	0	(70)

Net Realized Gain (Loss)	(6,660)	(5,845)	(1,009)	(130,438)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,323	1,448	538	(87,688)
Investments in Affiliates	6	8	3	1,873
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	(2,441)

Net Change in Unrealized Appreciation (Depreciation)	4,329	1,456	541	(88,256)

Net Increase (Decrease) in Net Assets Resulting from Operations	$959	$(1,131)	$2,809	$(109,042)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$66,683	$9,905	$17,273	$10,990
4,025	684	673	613
70,708	10,589	17,946	11,603

3,688	709	1,156	894
5,394	846	1,429	1,125
1,372	144	677	415
242	18	165	24
N/A	N/A	N/A	1
11	1	3	3
589	5	28	7
11,296	1,723	3,458	2,469
(1)	0	(0)	(0)
11,295	1,723	3,458	2,469

59,413	8,866	14,488	9,134

(111,382)	(5,361)	(29,319)	(5,936)
201	(72)	18	6
3,349	0	2,461	0
0	0	0	0

(107,832)	(5,433)	(26,840)	(5,930)

9,524	8,997	2,132	1,728
45	107	12	4
(1,560)	0	0	0

8,009	9,104	2,144	1,732

$(40,410)	$12,537	$(10,208)	$4,936

ANNUAL REPORT	|	MARCH 31, 2023	33

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,290	$3,643	$3,258	$2,033	$3,277	$1,322	$109,652	$96,910
Net realized gain (loss)	(6,660)	(1,852)	(5,845)	(1,175)	(1,009)	(49)	(130,438)	26,143
Net change in unrealized appreciation (depreciation)	4,329	(13,643)	1,456	(6,457)	541	(4,502)	(88,256)	(188,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	959	(11,852)	(1,131)	(5,599)	2,809	(3,229)	(109,042)	(65,445)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,805)	(2,476)	(1,438)	(805)	(2,473)	(1,071)	(55,133)	(55,506)
I-2	(385)	(302)	(726)	(399)	(518)	(145)	(23,869)	(25,660)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(464)	(9	)(a)
Class A	(1,019)	(918)	(1,058)	(688)	(313)	(208)	(32,491)	(34,641)
Class C	(54)	(22)	(43)	(19)	N/A	N/A	(1,822)	(1,989)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(3,263)	(3,718)	(3,265)	(1,911)	(3,304)	(1,424)	(113,779)	(117,805)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(74,176)	13,078	12,470	6,114	28,055	(3,313)	126,990	(108,469)

Total Increase (Decrease) in Net Assets	(76,480)	(2,492)	8,074	(1,396)	27,560	(7,966)	(95,831)	(291,719)

Net Assets:

Beginning of year	220,907	223,399	114,818	116,214	154,476	162,442	2,791,082	3,082,801
End of year	$144,427	$220,907	$122,892	$114,818	$182,036	$154,476	$2,695,251	$2,791,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was July 30, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund			PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund			PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2023	Year Ended March 31, 2022

$59,413	$45,070		$8,866	$3,399	$14,488	$11,811		$9,134	$4,303
(107,832)	(14,831)		(5,433)	(1,222)	(26,840)	(1,553)		(5,930)	(1,681)
8,009	(120,516)		9,104	(10,164)	2,144	(35,804)		1,732	(13,347)

(40,410)	(90,277)		12,537	(7,987)	(10,208)	(25,546)		4,936	(10,725)

(21,451)	(16,565)		(6,299)	(1,801)	(4,732)	(3,742)		(4,060)	(2,076)
(20,218)	(11,691)		(1,142)	(814)	(2,015)	(1,463)		(2,384)	(910)
(36)	(2	)(a)	N/A	N/A	(10)	(0	)(a)	N/A	(0	)(a)
(16,537)	(15,832)		(1,354)	(811)	(7,292)	(6,216)		(2,663)	(1,375)
(810)	(591)		(44)	(27)	(322)	(178)		(59)	(16)
N/A	N/A		N/A	N/A	N/A	N/A		(1)	(0)

(59,052)	(44,681)		(8,839)	(3,453)	(14,371)	(11,599)		(9,167)	(4,377)

100,212	72,067		260,933	7,163	(94,857)	(32,775)		(37,463)	(2,401)

750	(62,891)		264,631	(4,277)	(119,436)	(69,920)		(41,694)	(17,503)

1,927,795	1,990,686		183,904	188,181	602,797	672,717		495,098	512,601
$1,928,545	$1,927,795		$448,535	$183,904	$483,361	$602,797		$453,404	$495,098

ANNUAL REPORT	|	MARCH 31, 2023	35

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.3%

MUNICIPAL BONDS & NOTES 93.9%

ALABAMA 1.0%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$1,500	$1,479

CALIFORNIA 87.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (c)	2,000	1,030

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2037 (b)	1,150	634
0.000% due 08/01/2038 (b)	1,755	908
0.000% due 08/01/2039 (b)	1,750	849

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	285	289

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,000

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,250	1,315
5.250% due 01/01/2054	1,250	1,280

California Department of Water Resources State Revenue Bonds, Series 2022
5.000% due 12/01/2035	1,105	1,349

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,596

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	298
5.000% due 10/01/2030	160	180
5.000% due 10/01/2031	265	298

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 03/01/2039	1,500	1,441

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2032	1,000	1,077

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,605	2,319

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	1,100	1,235

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,053

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	984

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,053

California Public Finance Authority Revenue Bonds, Series 2017
3.450% due 08/01/2052	2,700	2,700

California Public Finance Authority Revenue Bonds, Series 2022
4.000% due 07/15/2038	1,500	1,548

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	400	402

California State General Obligation Notes, Series 2023
6.000% due 03/01/2033	1,000	1,115

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,000	896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	$500	$519
5.250% due 12/01/2056	1,100	1,071

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,042

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2040 (b)	3,475	1,695

Compton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2019
0.000% due 06/01/2037 (b)	3,515	1,918

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	1,828

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (b)	2,300	1,712

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,000	1,004

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	6,660	7,613

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	235	234

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2033	750	822

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,415	1,325

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,611

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	799

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (b)	1,750	958

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2036	1,000	1,180

Los Angeles County, California Development Authority, Revenue Bond, Series 2023
3.375% due 01/01/2046	1,000	1,003

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,632

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,647

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	2,000	1,997

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,056

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,122

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
3.060% due 07/01/2035	6,000	6,000

Los Angeles Department of Water & Power, California Revenue Notes, Series 2023
5.000% due 07/01/2032 (a)	2,000	2,457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Notes, Series 2022
5.000% due 07/01/2031	$1,410	$1,712

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,311

Mountain View-Whisman School District, California General Obligation Bonds, Series 2022
4.000% due 09/01/2039	1,000	1,035

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (b)	915	810

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,005

Northern California Gas Authority, Revenue Bonds, Series 2007
3.905% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,335	1,329

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,080

Ontario Public Financing Authority, California Revenue Bonds, (AGM Insured), Series 2022
5.000% due 11/01/2035	500	595

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,694

River Islands Public Financing Authority, California Special Tax, (AGM Insured),Series 2022
5.000% due 09/01/2032	535	627
5.000% due 09/01/2034	500	582

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,064

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,046

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,068

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	690	723

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	291
5.000% due 09/01/2031	285	296
5.000% due 09/01/2032	475	492

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	2,750	3,063

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,038

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	1,040	1,075

San Francisco, California City & County Certificates of Participation Bonds, Series 2021
4.000% due 04/01/2034	1,000	1,069

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,677

San Francisco, California Special Tax District, City & County General Obligation Refunding Notes, Series 2022
5.000% due 06/15/2032	1,000	1,238

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (b)	1,000	957

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	$1,800	$1,911

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (b)	2,575	2,182

San Mateo County, California Transportation Authority Revenue Bonds, Series 2020
3.400% due 06/01/2049	1,050	1,050

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (b)	380	343

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,318

Sonoma County, California Junior College District General Obligation Notes, Series 2022
5.000% due 08/01/2029	1,500	1,747

South San Francisco Public Facilities Financing Authority Multiple Capital Projects At Orange Memorial Park, California Revenue Bonds, Series 2022
5.000% due 06/01/2036	1,000	1,133

Southern California Public Power Authority Revenue Bonds, Series 2020
3.400% due 07/01/2036	3,000	3,000

Southwestern Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,845	1,855

State Center Community College District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2040	500	573

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,133

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	506

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2034	500	546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	$800	$843
5.000% due 09/01/2029	300	316

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,708

		126,135

FLORIDA 0.3%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (b)	650	426

KENTUCKY 0.7%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	1,000

MICHIGAN 1.0%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.794% (US0003M) due 07/01/2032 ~	1,500	1,408

PENNSYLVANIA 0.8%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2037	1,000	1,100

PUERTO RICO 2.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	720	654

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	2,000	1,337

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	1,000	938

		2,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.8%

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	$1,000	$1,121

Total Municipal Bonds & Notes (Cost $134,087)		135,598

SHORT-TERM INSTRUMENTS 1.4%

COMMERCIAL PAPER 1.0%

California Educational Facilities Authority
2.850% due 06/08/2023	1,500	1,498

REPURCHASE AGREEMENTS (d) 0.4%
		508

Total Short-Term Instruments (Cost $2,008)		2,006

Total Investments in Securities (Cost $136,095)		137,604

	SHARES
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short-Term Floating NAV Portfolio III	839,343	8,160

Total Short-Term Instruments (Cost $8,158)		8,160

Total Investments in Affiliates (Cost $8,158)		8,160

Total Investments 100.9% (Cost $144,253)		$145,764

Other Assets and Liabilities, net (0.9)%		(1,337)

Net Assets 100.0%		$144,427

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$508	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(518)	$508	$508

Total Repurchase Agreements						$(518)	$508	$508

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	37

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund	(Cont.)	March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$508	$0	$0	$508	$(518)	$(10)

Total Borrowings and Other Financing Transactions	$508	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,479	$0	$1,479
California	0	126,135	0	126,135
Florida	0	426	0	426
Kentucky	0	1,000	0	1,000
Michigan	0	1,408	0	1,408
Pennsylvania	0	1,100	0	1,100
Puerto Rico	0	2,929	0	2,929
Texas	0	1,121	0	1,121
Short-Term Instruments
Commercial Paper	0	1,498	0	1,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Repurchase Agreements	$0	$508	$0	$508

	$0	$137,604	$0	$137,604

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,160	$0	$0	$8,160

Total Investments	$8,160	$137,604	$0	$145,764

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.0%

MUNICIPAL BONDS & NOTES 90.9%

CALIFORNIA 82.4%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (b)	$3,000	$1,521

Alhambra Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2047	1,000	1,143

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2034	1,000	1,108

Anaheim Public Financing Authority, California Revenue Notes, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	1,000	1,099

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	155	157

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	100
4.000% due 04/01/2034	1,000	1,048
5.000% due 04/01/2056	250	278

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,000	1,975

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,250	1,315
5.250% due 01/01/2054	1,000	1,024

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	525	452

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	245	200
4.000% due 02/01/2056	250	186

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	210

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	929
5.000% due 06/01/2050	1,155	1,160

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	312

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	500	529

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	202

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	205

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	1,012
4.000% due 11/15/2041	100	98
5.000% due 11/15/2046 (c)	250	264

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,000	1,060

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	1,000	982
4.000% due 06/01/2050	2,000	1,939

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2033	1,000	1,071

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	237	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.320% (MUNIPSA) due 08/01/2047 ~	$1,000	$989

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	4,000	210
3.650% due 01/01/2050	2,000	2,001
4.000% due 07/01/2050	1,000	949
4.125% due 01/01/2035	485	429
5.000% due 01/01/2055	480	371

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	250	267

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2035	1,175	1,332

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2046	300	284

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	103

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	314
5.000% due 06/01/2043	500	537

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2050 (d)	1,110	885

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	132

California Public Finance Authority Revenue Bonds, Series 2017
3.450% due 08/01/2052	2,190	2,190

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	265

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	243
5.000% due 06/01/2046	300	274
5.000% due 08/01/2046	1,825	1,833

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	275

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	1,000	1,092
5.000% due 04/01/2049	400	434

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000	1,133

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	270

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	700	757

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	248

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	100	94
5.250% due 12/01/2056	1,000	973

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	100	104
5.000% due 12/01/2057	100	103

Central Unified School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2034 (a)	265	181
0.000% due 08/01/2037 (a)	500	291

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	600	675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	$500	$388

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	500	392

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	1,250	996

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	192
3.000% due 02/01/2057	500	328
3.100% due 07/01/2045	250	190
3.400% due 10/01/2046	500	374
3.500% due 10/01/2046	1,000	754
4.000% due 08/01/2056	500	385
4.000% due 10/01/2056	250	184
4.000% due 02/01/2057	500	353

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (b)	1,000	489

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	102

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (a)	2,000	1,779

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	229

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	7,500	762
2.746% due 06/01/2034	1,000	836
3.850% due 06/01/2050	1,000	905

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,000	1,047

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2026	200	217
5.000% due 06/01/2027	250	278

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (a)	500	382

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	252

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	283

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	151

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	750	771

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	355	332

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	252

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	101

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	164

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2038	1,215	1,243

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	39

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	$120	$129

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (a)	1,620	887

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	206

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	250

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	256

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	690	780

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2047	1,000	1,121

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
3.060% due 07/01/2035	2,500	2,500

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,015	1,162

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	1,000	1,149

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	251

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	55
7.000% due 11/01/2034	200	247

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	267

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	558

Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 10/01/2035	1,250	1,519

Metropolitan Water District of Southern California Revenue Notes, Series 2022
5.000% due 10/01/2027	1,000	1,126

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	352

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	202
5.000% due 08/01/2031	150	171

Mountain View-Whisman School District, California General Obligation Bonds, Series 2022
5.000% due 09/01/2034	200	239

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	260

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2008
0.000% due 08/01/2030 (a)	500	402

Norris School District, California General Obligation Bonds, Series 2012
5.200% due 11/01/2040	250	270

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	526

Northern California Gas Authority, Revenue Bonds, Series 2007
3.905% (0.67*US0003M + 0.720%) due 07/01/2027 ~	290	289

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2036	$1,050	$1,069

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	1,090	1,121

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	2,000	2,011

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	272

River Islands Public Financing Authority, California Special Tax, (AGM Insured),Series 2022
4.250% due 09/01/2047	1,000	1,016

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	811

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	254

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	256

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	200	212
5.000% due 10/01/2047 (c)	100	105

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	272

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	1,000	1,002

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
3.875% (US0003M + 0.550%) due 06/01/2034 ~	500	487

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2035	600	589

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	131

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	541

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (a)	550	369
4.000% due 07/01/2047	400	397

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	960	992

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	249

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	113

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	174

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	1,000	1,096

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	512

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	212

San Marcos Unified School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2038	500	507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	$250	$274

San Mateo County, California Transportation Authority Revenue Bonds, Series 2020
3.400% due 06/01/2049	1,000	1,000

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,007

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	615	617

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,500	1,605

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	202

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	508

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	602

Santa Clara Valley Transportation Authority, California Revenue Bonds, Series 2008
3.500% due 04/01/2036	2,000	2,000

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2034	500	614

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (b)	200	225

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (a)	8,720	1,464

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2031	500	552

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	1,000	1,036

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	250

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	267
5.000% due 05/15/2058	100	107

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	541

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	230

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2038	550	557

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	513

		101,254

GEORGIA 0.8%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,000	995

ILLINOIS 0.6%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	200	201

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	525	527

		728

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	$250	$244

PUERTO RICO 5.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	993	433
0.000% due 11/01/2051	1,040	351

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (a)	500	284
4.000% due 07/01/2041	600	488

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	628	591

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125	114

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (b)	1,000	585

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (a)	12,000	2,335

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,095	997

		6,178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.9%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2023
5.000% due 05/01/2053	$1,000	$1,029

TEXAS 0.8%

Board of Regents of the University of Texas System Revenue Bonds, Series 2022
4.000% due 08/15/2052	1,000	987

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	300	287

Total Municipal Bonds & Notes (Cost $112,102)		111,702

SHORT-TERM INSTRUMENTS 2.1%

COMMERCIAL PAPER 0.8%

California Educational Facilities Authority
2.850% due 06/08/2023	1,000	999

REPURCHASE AGREEMENTS (e) 0.5%
		591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	$1,000	$1,003

Total Municipal Bonds & Notes (Cost $1,004)		1,003

Total Short-Term Instruments (Cost $2,595)		2,593

Total Investments in Securities (Cost $114,697)		114,295

	SHARES
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III	805,171	7,828

Total Short-Term Instruments (Cost $7,821)		7,828

Total Investments in Affiliates (Cost $7,821)		7,828

Total Investments 99.4% (Cost $122,518)		$122,123

Other Assets and Liabilities, net 0.6%		769

Net Assets 100.0%		$122,892

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	11/22/2022	$890	$885	0.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$591	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(603)	$591	$591

Total Repurchase Agreements						$(603)	$591	$591

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	41

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)	March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$591	$0	$0	$591	$(603)	$(12)

Total Borrowings and Other Financing Transactions	$591	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$413	$413

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$101,254	$0	$101,254
Georgia	0	995	0	995
Illinois	0	728	0	728
Iowa	0	244	0	244
Puerto Rico	0	6,178	0	6,178
Tennessee	0	1,029	0	1,029
Texas	0	987	0	987
Washington	0	287	0	287
Short-Term Instruments
Commercial Paper	0	999	0	999

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Repurchase Agreements	$0	$591	$0	$591
Municipal Bonds & Notes	0	1,003	0	1,003

	$0	$114,295	$0	$114,295

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,828	$0	$0	$7,828

Total Investments	$7,828	$114,295	$0	$122,123

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.3%

MUNICIPAL BONDS & NOTES 94.3%

CALIFORNIA 88.1%

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2034 (b)	$600	$402

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	220	223

Bay Area Toll Authority, California Revenue Bonds, Series 2001
5.220% (MUNIPSA + 1.250%) due 04/01/2036 ~	1,000	1,010

Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.070% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	201

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,184

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	673

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.380% (MUNIPSA) due 04/01/2056 ~	500	484
4.420% (MUNIPSA) due 04/01/2056 ~	1,000	991

Buena Park, California Revenue Notes, Series 2021
0.595% due 07/01/2024	1,000	948

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,350	2,321

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	2,000	2,104
5.250% due 01/01/2054	1,650	1,690

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	275
5.000% due 06/01/2032	300	329

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	691

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	1,725	1,726

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	3,250	3,431

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	3,500	3,510

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	605	660

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,039

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,500	1,523

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2023	300	301

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2031	550	663

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.320% (MUNIPSA) due 08/01/2047 ~	2,000	1,978

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.670% (MUNIPSA) due 12/01/2050 ~	1,000	967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	$2,500	$2,668

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,013

California Pollution Control Financing Authority Revenue Bonds, Series 2020
0.600% due 08/01/2040	500	494

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	2,500	3,055

California State General Obligation Notes, Series 2017
5.000% due 08/01/2025	2,880	3,054

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,500	1,685

California State General Obligation Notes, Series 2021
5.000% due 12/01/2027	2,000	2,251

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	1,820	1,996

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	2,235	2,236

California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.450% due 04/01/2028	2,000	1,759
2.625% due 11/01/2033	1,000	991

California Statewide Communities Development Authority Revenue Bonds, Series 2008
3.400% due 08/15/2047	2,310	2,310

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2024	1,100	1,119

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2024	300	308
5.000% due 03/01/2025	410	425

California Statewide Communities Development Authority Revenue Notes, Series 2021
0.638% due 04/01/2023	1,200	1,200

City of Covina, California Revenue Notes, Series 2021
0.738% due 08/01/2024	550	520

East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
5.250% due 02/01/2026	1,500	1,585

Eastern Municipal Water District, California Revenue Bonds, Series 2021
4.070% (MUNIPSA) due 07/01/2046 ~	4,000	3,982

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2024 (b)	3,525	3,454

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	1,920	2,031

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,286

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	1,000	1,029

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	1,000	953
1.337% due 06/01/2023	1,000	994
2.687% due 06/01/2030	1,500	1,274

Grossmont Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 07/15/2025 (b)	1,700	1,587

Huntington Beach Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2007
0.000% due 09/01/2032 (b)	1,565	1,153

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	710	665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kern Community College District, California General Obligation Notes, Series 2020
0.000% due 08/01/2023 (b)	$720	$713

Lake Tahoe Community College District, California General Obligation Notes, Series 2021
4.000% due 08/01/2023	100	100

Livermore, California Certificates of Participation Notes, Series 2020
4.000% due 10/01/2030	250	276

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (b)	100	100

Los Angeles County, California Facilities Inc Revenue Bonds, Series 2018
5.000% due 12/01/2051	2,630	3,026

Los Angeles Department of Water & Power System, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,258
5.000% due 07/01/2024	1,665	1,718

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,000	1,145

Los Angeles Department of Water & Power, California Revenue Notes, Series 2023
5.000% due 07/01/2029 (a)	2,000	2,340

Los Angeles Department of Water, California Revenue Bonds, Series 2019
3.350% due 07/01/2045	4,000	4,000

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,500	2,582

Los Angeles Unified School District, California General Obligation Notes, Series 2022
5.000% due 07/01/2028	1,000	1,142

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
4.110% (MUNIPSA) due 07/01/2047 ~	750	747

Natomas Unified School District, California General Obligation Notes, Series 2020
5.000% due 08/01/2023	1,500	1,512

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	4,000	4,007

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2023	1,000	1,014

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2023	930	935

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	373

Orange County, California Transportation Authority Revenue Notes, Series 2021
4.000% due 10/15/2024	1,400	1,435

Orange County, California Water District Certificates of Participation Bonds, Series 2003
3.350% due 08/01/2042	4,450	4,450

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	170	170

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2032	2,000	2,006

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	506

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2024	1,000	1,018

Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2029	1,000	1,080

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	43

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
3.875% (US0003M + 0.550%) due 06/01/2034 ~	$1,000	$974

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2023	170	171

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	3,000	3,003

Sacramento Transportation Authority Sales Tax, California Revenue Bonds, Series 2009
3.400% due 10/01/2038	1,650	1,650

Sacramento Transportation Authority Sales Tax, California Revenue Bonds, Series 2015
3.300% due 10/01/2038	3,500	3,500

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	860	901

San Bernardino County, California Flood Control District Revenue Bonds, Series 2008
3.400% due 08/01/2037	1,850	1,850

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2020
5.000% due 08/01/2023	300	302

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2021
5.000% due 10/15/2025	400	426

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	4,380	4,361

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2015
5.000% due 11/01/2024	1,300	1,353

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (b)	2,200	2,105

San Jose Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2030 (b)	2,520	2,061

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	259

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2024 (b)	1,000	965

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	514

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	3,000	2,782

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2028 (c)	250	257

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,208

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2030	550	645

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	289

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,006

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	621

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000	2,037

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 06/01/2026	$1,000	$1,052
5.000% due 06/01/2029	500	549

Town of Hillsborough, California Certificates of Participation Bonds, Series 2000
3.350% due 06/01/2030	1,300	1,300

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	2,000	2,006

University of California Revenue Notes, Series 2015
5.000% due 05/15/2025	1,500	1,581

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,024

Washington Unified School District/Yolo County, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (b)	2,100	1,898

Whittier, California Revenue Notes, Series 2021
0.519% due 06/01/2024	700	665

		160,369

GUAM 0.6%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,007

ILLINOIS 0.1%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	100	100

MICHIGAN 0.5%

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	500	449

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	498	479

		928

NEBRASKA 0.5%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.500% (MUNIPSA) due 07/01/2035 ~	990	979

NEW JERSEY 0.6%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	1,000	1,031

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	300	319

PENNSYLVANIA 0.5%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.586% (SOFRRATE) due 01/01/2030 ~	990	966

PUERTO RICO 2.0%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2023
5.000% due 03/01/2027	1,000	1,057

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	2,223	2,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2027 (b)	$570	$469

		3,726

SOUTH CAROLINA 0.5%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
4.000% due 10/01/2048	1,000	1,002

TENNESSEE 0.6%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,017

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	230	231

Total Municipal Bonds & Notes (Cost $173,280)		171,675

SHORT-TERM INSTRUMENTS 3.0%

COMMERCIAL PAPER 1.1%

California Educational Facilities Authority
2.850% due 06/08/2023	2,000	1,998

REPURCHASE AGREEMENTS (d) 0.2%
		429

MUNICIPAL BONDS & NOTES 1.7%

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	2,000	2,006

San Diego Unified School District, California Revenue Notes, Series 2022
4.000% due 06/30/2023	1,000	1,004

Total Municipal Bonds & Notes (Cost $3,013)		3,010

Total Short-Term Instruments (Cost $5,440)		5,437

Total Investments in Securities (Cost $178,720)		177,112

	SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III	599,840	5,832

Total Short-Term Instruments (Cost $5,831)		5,832

Total Investments in Affiliates (Cost $5,831)		5,832

Total Investments 100.5% (Cost $184,551)		$182,944

Other Assets and Liabilities, net (0.5)%		(908)

Net Assets 100.0%		$182,036

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$429	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(438)	$429	$429

Total Repurchase Agreements						$(438)	$429	$429

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$429	$0	$0	$429	$(438)	$(9)

Total Borrowings and Other Financing Transactions	$429	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$160,369	$0	$160,369
Guam	0	1,007	0	1,007
Illinois	0	100	0	100
Michigan	0	928	0	928
Nebraska	0	979	0	979
New Jersey	0	1,031	0	1,031
Oregon	0	319	0	319
Pennsylvania	0	966	0	966
Puerto Rico	0	3,726	0	3,726
South Carolina	0	1,002	0	1,002
Tennessee	0	1,017	0	1,017
West Virginia	0	231	0	231

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Commercial Paper	$0	$1,998	$0	$1,998
Repurchase Agreements	0	429	0	429
Municipal Bonds & Notes	0	3,010	0	3,010

	$0	$177,112	$0	$177,112

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,832	$0	$0	$5,832

Total Investments	$5,832	$177,112	$0	$182,944

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	45

Schedule of Investments	PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.5%

CORPORATE BONDS & NOTES 3.1%

BANKING & FINANCE 1.5%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$18,000	$17,497

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,070

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (b)	37,820	10,456

VM Fund LLC
8.625% due 02/28/2031 «	4,738	4,374

		40,397

INDUSTRIALS 1.6%

Adventist Health System
3.630% due 03/01/2049	5,000	3,730

CommonSpirit Health
4.187% due 10/01/2049	11,124	9,106

Cottage Health Obligated Group
3.304% due 11/01/2049	9,000	6,690

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	4,000	3,102

Toledo Hospital
4.982% due 11/15/2045	1,000	626
5.325% due 11/15/2028	7,018	5,855

Tower Health
4.451% due 02/01/2050	22,939	10,093

Wild Rivers Water Park
8.500% due 11/01/2051	7,500	5,691

		44,893

Total Corporate Bonds & Notes (Cost $95,874)		85,290

MUNICIPAL BONDS & NOTES 91.6%

ALABAMA 3.4%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	697

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	5,785	5,704

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	3,985	3,865
5.000% due 05/01/2053	8,250	8,728
5.250% due 02/01/2053	20,000	21,077

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,988

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	9,675	9,968
6.500% due 10/01/2053	8,750	9,295

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,032

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
3.974% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,003
4.024% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,004

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	6,015	5,850

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	12,706	11,135
5.250% due 05/01/2044	7,475	6,144

		90,490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ALASKA 0.3%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(a)	$1,400	$4

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	8,795	9,436

		9,440

ARIZONA 1.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2040	1,000	545
4.500% due 01/01/2049	2,400	1,368
4.750% due 01/01/2039	1,000	533
5.000% due 01/01/2040	1,045	571
5.000% due 01/01/2043	1,000	521
5.000% due 01/01/2049	4,265	2,158
5.000% due 01/01/2054	11,800	7,170
5.125% due 01/01/2054	2,365	1,230

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050 ^(a)	4,030	2,619

Arizona Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2051	700	511

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2024	480	441
5.000% due 01/01/2025	500	440

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	6,800	7,129

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	1,835

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	3,500	3,132

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,128

		34,331

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2020
4.750% due 09/01/2049	8,500	7,828

CALIFORNIA 11.6%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (c)	3,000	1,536

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	8,000	7,901

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053	9,650	10,089
5.250% due 01/01/2054	23,000	23,554

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	14,750	12,699

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	2,200	1,800
4.000% due 02/01/2056	7,250	5,400

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,900	2,439

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,150	1,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2049	$785	$789

California Department of Water Resources State Revenue Bonds, Series 2020
1.609% due 12/01/2032	1,365	1,057
1.659% due 12/01/2033	4,680	3,540

California Department of Water Resources State Revenue Bonds, Series 2021
2.132% due 12/01/2033	2,500	1,993

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	23,750	25,119

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (b)	1,320	527
3.650% due 01/01/2050	16,400	16,404
4.125% due 01/01/2035	485	429
5.000% due 01/01/2055	960	741

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (b)	12,880	620
4.000% due 05/01/2051	5,000	4,626

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	3,500	3,739

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	500

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	969

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	960

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2040 (e)	4,110	3,568
5.000% due 12/01/2036	175	181
5.000% due 12/01/2054	1,000	975

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	3,470	2,999
5.000% due 12/01/2030	105	112

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	984

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,523

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(a)	6,000	300

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028	4,215	3,083

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	3,000	3,183

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	728
5.000% due 06/01/2046	2,590	2,365
5.000% due 06/01/2051	1,000	895

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.250% due 08/15/2052	2,250	2,421

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	1,783
5.250% due 12/01/2056	7,100	6,911

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	6,722
5.500% due 12/01/2058	5,000	5,001

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	$6,000	$6,098

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	1,495	1,161

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	6,250	4,978

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	4,485	3,449
3.100% due 07/01/2045	2,250	1,710
3.400% due 10/01/2046	2,000	1,497
4.000% due 08/01/2056	6,250	4,809
4.000% due 10/01/2056	7,500	5,524

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	23,500	11,498
5.000% due 09/01/2037	3,865	3,667

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	1,210	1,001

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2019
4.094% due 01/15/2049	5,455	4,810

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,035

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	164,115	16,669
3.850% due 06/01/2050	9,250	8,370

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	3,000	3,141

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (b)	4,295	1,683

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	6,000	4,855

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.000% due 05/15/2047	10,000	10,605

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2002
3.060% due 07/01/2035	2,000	2,000

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,784

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	5,250	5,312

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (b)	4,500	1,404

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,026

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	5,900	5,910

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,200	1,028

San Joaquin Delta Community College, California General Obligations, Series 2021
2.004% due 08/01/2030	2,105	1,797

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (b)	5,000	2,410

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,527
6.250% due 10/01/2040	1,000	1,018

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	30,325	5,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	$18,000	$3,388

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (b)	10,635	1,951

University of California Revenue Notes, Series 2020
1.366% due 05/15/2027	6,975	6,226

		311,749

COLORADO 2.5%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	6,000	5,419

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,960	5,325
5.000% due 08/01/2044	7,000	7,228

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	903
4.000% due 09/01/2050	2,800	2,374

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (c)	4,955	2,676

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	7,000	7,028

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2053	3,000	3,154
5.250% due 11/15/2053	6,750	7,525

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	12,000	11,755

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,913	2,819

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	3,000	2,543

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	861

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,397

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	4,300	3,693

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	2,000	1,606

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,118

		68,424

CONNECTICUT 0.3%

Connecticut Special Tax State Revenue Bonds, Series 2022
5.000% due 07/01/2041	7,785	8,781

DELAWARE 1.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.461% due 10/01/2038	34,425	31,503
7.120% due 10/01/2038	6,075	5,970

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,500	2,292

		39,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.2%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	$1,000	$845

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	20	20

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2021
4.000% due 10/01/2051	5,000	4,713

		5,578

FLORIDA 3.5%

Babcock Ranch Community Independent Special, Florida Special Assessment Bonds, Series2022
5.000% due 05/01/2053	2,000	1,866

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(a)	4,365	1,004

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(a)	1,500	525
5.000% due 07/01/2043 ^(a)	950	76
5.250% due 07/01/2048 ^(a)	900	72
7.500% due 07/01/2053 ^(a)	1,000	20

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	22,070	1,116

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,300	4,757

Gainesville, Florida Utilities System Revenue Bonds, Series 2012
3.700% due 10/01/2042	26,000	26,000

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2017
5.000% due 10/01/2052	7,900	8,044

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	3,600	3,940

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(a)	500	175

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,815	2,037

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	2,959

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2021
4.000% due 10/01/2051	8,000	7,484

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2050	10,000	9,373

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	1,815	1,815

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2031 (b)	1,330	899

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	1,000	859

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	9,500	9,558

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	7,388

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (d)	3,000	3,083

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (b)	1,000	463
0.000% due 09/01/2041 (b)	1,000	434

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	47

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	$1,430	$1,431

		95,378

GEORGIA 3.4%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(a)	1,600	720

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	8,958
4.125% due 11/01/2045	2,000	1,829

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.000% due 03/01/2047	1,500	1,110

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	14,200	14,201

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	16,000	16,637

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	5,000	5,219
5.000% due 07/01/2053	4,000	4,236

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	1,839
5.000% due 01/01/2049	11,000	11,243
5.000% due 01/01/2059	8,100	8,184
5.000% due 01/01/2063	3,300	3,340

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,000	2,089
5.000% due 01/01/2050	1,250	1,293

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,809

Municipal Electric Authority of Georgia Revenue Bonds, Series 2023
5.250% due 07/01/2064	7,000	7,347

		93,054

GUAM 0.1%

Guam Department of Education Certificates of Participation Bonds, Series 2020
5.000% due 02/01/2040	1,500	1,517

IDAHO 0.2%

Nez Perce County, Idaho Certificates of Participation Bonds, Series 2022
5.000% due 03/01/2052	2,750	2,891

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	5,000	3,658

		6,549

ILLINOIS 5.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500	3,539

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	5,910

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	7,000	6,932

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2035	1,500	1,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
4.000% due 12/01/2047	$8,000	$6,773

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,076

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2053	9,000	9,381

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	20,000	20,668
5.250% due 01/01/2056	1,000	1,075

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	2,250	2,125

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	10,000	10,671
5.750% due 01/01/2034	3,120	3,340

Exceptional Children Have Opportunities, Illinois General Obligation Debt Certificate, Series 2020
4.000% due 12/01/2036	680	705

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,742

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,531

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	2,720	1,224
5.125% due 02/15/2045 ^(a)	3,000	1,350

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053 ^(a)	583	0
5.800% due 12/01/2053 ^(a)	970	0

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2049	4,900	3,934

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2037	1,000	1,002
4.000% due 08/15/2041	3,375	3,326

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2035	1,410	1,364
4.000% due 05/01/2040	2,830	2,554

Illinois State General Obligation Bonds, Series 2014
5.000% due 02/01/2026	2,000	2,027
5.250% due 02/01/2029	845	857

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	2,013

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	3,800	4,115
5.000% due 12/01/2038	1,000	1,045

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,121

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,030

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2036	2,250	2,486

Illinois State General Obligation Notes, Series 2014
4.000% due 02/01/2024	2,805	2,827

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,485	2,609

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	4,703

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	2,985

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,115	3,124

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2033	2,785	2,557

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (b)	10,000	3,530

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2037 (b)	5,000	2,609

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (c)	2,500	1,534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	$19,500	$17,002

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2023
5.000% due 01/01/2035	1,115	1,227

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	842

		158,016

INDIANA 2.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	7,850	7,930

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,500	5,112

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	28,760	21,715

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	15,000	15,002

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series 2022
5.250% due 01/01/2048	2,150	2,366

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	5,000	5,097

		57,222

IOWA 1.0%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
6.496% due 08/15/2032	7,400	7,363

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
7.928% due 08/15/2029	8,820	8,809

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	1,810	1,876

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	9,500	8,888

		26,936

KANSAS 0.1%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(a)	3,421	650

Wichita, Kansas Revenue Bonds, Series 2016
5.250% due 12/01/2036	500	115

Wyandotte County-Kansas City Unified Government, Kansas Revenue Bonds, Series 2018
4.500% due 06/01/2040	980	901

		1,666

KENTUCKY 0.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	1,987
6.250% due 11/15/2046	1,150	901

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
4.750% due 07/01/2040	3,750	3,048
5.125% due 07/01/2055	3,410	2,660

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000	926

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041	3,000	3,324

		12,846

LOUISIANA 0.6%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	7,000	6,939

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	$2,900	$3,127

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	4,619

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	1,540	1,504

		16,189

MAINE 0.2%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	5,029

MARYLAND 0.5%

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	3,695	2,978

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	2,000	1,761

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	8,000	6,203

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
3.762% due 01/01/2043	3,205	2,231

		13,173

MASSACHUSETTS 0.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	3,612

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
2.514% due 07/01/2041	10,000	7,610

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	10,500	10,820

University of Massachusetts Building Authority Revenue Bonds, Series 2020
2.008% due 11/01/2031	3,330	2,746

		24,788

MICHIGAN 2.1%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	18,750	13,867

Gerald R Ford International Airport Authority, Michigan Revenue Bonds, Series 2021
5.000% due 01/01/2046	2,000	2,119

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2020
3.056% due 07/01/2039	3,000	2,460

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,450
5.000% due 07/01/2033	2,000	2,042

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2050	3,250	3,033

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (b)	15,000	3,452
0.000% due 06/01/2065 (b)	55,000	5,448
4.800% due 09/01/2040	235	197
5.000% due 09/01/2050	380	305

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	2,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	$120	$109

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,042

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (b)	43,000	5,166
0.000% due 06/01/2058 (b)	145,250	5,925

		56,614

MINNESOTA 0.2%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	770

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	1,645	1,840
5.000% due 01/01/2037	2,100	2,287

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	613

		5,510

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, Series 2021
4.000% due 10/01/2034	500	473
4.000% due 10/01/2035	300	280

		753

MISSOURI 0.4%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	335

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	249
5.550% due 10/01/2036	45	44

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,199

Missouri Development Finance Board Revenue Bonds, Series 2022
5.750% due 05/01/2052	7,000	7,886

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,330	2,363

		12,076

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	149

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,213

		1,362

NEBRASKA 0.3%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2021
4.000% due 02/01/2051	8,000	7,788

NEVADA 0.5%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	2,000	1,825

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,305	1,767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	$4,125	$3,693

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	49,500	5,937

		13,222

NEW HAMPSHIRE 0.9%

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2041	2,250	1,875

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.777% due 08/20/2034	14,046	12,995
3.967% due 06/20/2034	10,403	9,794

		24,664

NEW JERSEY 2.5%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	965	996

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,590

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,561

New Jersey Economic Development Authority Revenue Bonds, Series 2018
5.000% due 06/15/2038	2,245	2,576

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2052	20,000	21,076

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 04/01/2027 (e)	4,195	4,551

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	4,987

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,541
5.250% due 06/15/2041	1,000	1,026

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	2,000	2,003

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2022
5.000% due 06/15/2037	1,500	1,657
5.000% due 06/15/2038	3,500	3,845
5.500% due 06/15/2050	3,500	3,866

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,509

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	4,250	4,268

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	6,000	4,207

		67,259

NEW YORK 10.3%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	9,165	9,161

Build NYC Resource Corp., New York Revenue Bonds, Series 2022
5.750% due 06/01/2052	1,250	1,270
5.750% due 06/01/2062	3,250	3,282

Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022
2.875% due 07/25/2036 (e)	2,480	2,194

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	49

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	$1,750	$1,530

Huntington Local Development Corp., New York Revenue Notes, Series 2021
4.000% due 07/01/2027	5,000	4,763

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
4.000% due 11/01/2035	23,600	23,600

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,713

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	3,400	3,116

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2042	5,000	4,974

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
3.600% due 06/15/2049	15,300	15,300

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	4,000	4,040

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	133,600	9,868
0.000% due 06/01/2060 (b)	210,000	7,711

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	18,675	18,005
5.375% due 11/15/2040	6,500	6,496

New York Power Authority Revenue Bonds, (AGM Insured), Series 2022
4.000% due 11/15/2052	7,480	7,181

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2050	8,760	8,493

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	10,000	9,600

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2047	15,000	14,625

New York State Dormitory Authority Revenue Bonds, Series 2021
4.000% due 03/15/2040	8,730	8,752

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	10,000	8,617

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	5,000	4,243

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2047	2,665	2,598

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2046	10,000	11,030

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	4,080	4,246
5.000% due 01/01/2033	6,750	6,977
5.000% due 01/01/2034	1,000	1,029
5.000% due 01/01/2036	1,500	1,518

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	8,000	7,500
5.250% due 08/01/2031	8,280	8,549

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,062
5.000% due 01/01/2028	1,000	1,045

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.375% due 11/01/2054	4,000	2,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	$67,080	$7,537

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	10,055	9,584

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	4,105

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2023
5.250% due 05/15/2058	10,000	11,020

TSASC Inc, New York Revenue Bonds, Series 2017
5.000% due 06/01/2031	7,960	8,348

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	4,197

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2034	1,500	1,563

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	752
5.250% due 09/15/2053	2,500	1,811

		278,930

NORTH CAROLINA 0.1%

North Carolina Medical Care Commission Revenue Bonds, Series 2021
4.000% due 03/01/2051	1,500	1,048

North Carolina Medical Care Commission Revenue Notes, Series 2021
4.000% due 03/01/2030	285	262
4.000% due 03/01/2031	290	262

		1,572

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	7,940	4,367

OHIO 3.2%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,405	7,503

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2010
3.800% due 06/01/2034	15,600	15,600

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	96,380	11,544
5.000% due 06/01/2055	6,390	5,794

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,178
5.000% due 12/01/2035	1,200	1,190
5.000% due 12/01/2037	650	638
5.000% due 12/01/2039	1,425	1,385

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	2,080	1,935

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037 ^(a)	1,100	319
6.750% due 12/01/2052 ^(a)	650	189

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(a)	2,985	1,045
6.250% due 04/01/2049 ^(a)	6,520	2,282

Northeast Ohio Medical University Revenue Bonds, Series 2021
4.000% due 12/01/2035	300	299

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	10,850	10,953

Ohio Air Quality Development Authority Revenue Bonds, Series 2007
2.500% due 11/01/2042	3,500	3,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	$4,500	$4,068

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,280	1,226

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (d)	5,000	5,269

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,500	2,004

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	8,500	7,486

		85,014

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	7,500	5,891

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(a)	526	1
6.875% due 11/01/2046 ^(a)	1,081	3
7.000% due 11/01/2051 ^(a)	2,163	6

		5,901

OREGON 0.4%

Oregon Department of Transportation State Revenue Notes, Series 2020
1.084% due 11/15/2027	5,000	4,355

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(a)	26,000	1,898

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(a)	8,230	601

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(a)	2,545	186

Oregon State General Obligation Bonds, Series 2023
5.000% due 06/01/2041	2,500	2,889

		9,929

PENNSYLVANIA 3.9%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	4,345	4,278

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,045	8,280

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,299

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	6,000	6,144

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,353

Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2021
5.000% due 11/01/2046	1,330	1,398
5.000% due 11/01/2051	4,670	4,846

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	9,500	9,571

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,945	2,314

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	$2,200	$2,041

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.303% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	2,001

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	16,000	18,041

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	7,635	7,751
6.000% due 06/30/2061	14,000	15,366

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 12/31/2032	3,070	3,402

Pennsylvania Turnpike Commission Revenue Bonds, Series 2022
5.250% due 12/01/2052	3,000	3,311

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,158

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2043	5,000	5,697

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	736

		103,987

PUERTO RICO 9.4%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	194,500	12,366

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	42,189	18,405
0.000% due 11/01/2051	142,310	53,125

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	27,485	15,611
4.000% due 07/01/2041	19,400	15,783

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	22,350	18,550

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	8,404

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(a)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2026 ^(a)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(a)	55	39

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.875% due 07/01/2023 ^(a)	75	52
4.500% due 07/01/2023 ^(a)	15	11
4.600% due 07/01/2024 ^(a)	50	36
4.625% due 07/01/2025 ^(a)	35	25
4.750% due 07/01/2026 ^(a)	245	175
4.750% due 07/01/2027 ^(a)	50	36
5.000% due 07/01/2024 ^(a)	50	36
5.000% due 07/01/2025 ^(a)	25	18
5.000% due 07/01/2026 ^(a)	65	46
5.250% due 07/01/2025 ^(a)	25	18
5.250% due 07/01/2026 ^(a)	670	479
5.250% due 07/01/2027 ^(a)	140	100
5.250% due 07/01/2031 ^(a)	30	22

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(a)	20	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (c)	$34,233	$20,026
5.000% due 07/01/2062	4,895	4,650

Puerto Rico Highway & Transportation Authority Revenue Notes, Series 2022
0.000% due 07/01/2032 (b)	3,181	1,988

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	48,403	12,710
0.000% due 07/01/2051 (b)	119,020	23,165
4.750% due 07/01/2053	22,825	20,935

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	18,800	17,628
4.784% due 07/01/2058	11,099	10,102

		254,570

RHODE ISLAND 0.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (b)	12,580	1,987

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	16,780	16,488

		18,475

SOUTH CAROLINA 0.4%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	4,000	4,237

South Carolina Public Service Authority Revenue Bonds, (BABs), (AGM/CR Insured), Series 2010
6.454% due 01/01/2050	6,040	7,077

		11,314

TENNESSEE 2.1%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	1,809

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047 ^(a)	4,600	1,012

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	528

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2022
5.250% due 07/01/2047	6,250	6,691
5.500% due 07/01/2052	4,500	4,894

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
3.800% due 06/01/2042	6,775	6,775

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	9,750	7,354

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	11,055	11,743

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,561

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	8,750	9,135

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2023
5.000% due 05/01/2053	4,000	4,119

		55,621

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 5.1%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	$5,750	$5,737
7.500% due 12/01/2045	5,560	3,687
12.000% due 12/01/2045	9,525	8,287

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,727

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	500	463
9.000% due 03/01/2039	15,295	16,117

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	5,000	4,957

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
6.500% due 07/01/2026	12,750	12,024

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (b)	5,115	2,711

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,020

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	9,855	9,729

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	3,099

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2020
2.130% due 10/01/2033	1,500	1,221
2.230% due 10/01/2034	2,000	1,614

Houston, Texas Combined Utility System Revenue Bonds, Series 2020
1.972% due 11/15/2034	1,000	776
2.022% due 11/15/2035	2,000	1,525

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (b)	2,560	2,036

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031	1,030	515
4.250% due 07/01/2036	1,700	850
5.000% due 07/01/2031 ^(a)	265	177
5.000% due 07/01/2046	1,200	600
5.000% due 07/01/2046 ^	2,120	1,415
5.000% due 07/01/2051 ^	4,505	3,007
5.250% due 07/01/2036	400	180
5.750% due 07/01/2051	1,000	450
7.000% due 07/01/2051	1,450	580

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	3,000	3,009
5.000% due 01/01/2042	500	458
5.000% due 01/01/2047	1,500	1,339

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	211

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	9,800	7,517

New Hope Cultural Education Finance Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	80	32

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,005

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,354

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	99

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	51

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	$5,000	$4,901

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,007

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	9,000	9,613

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.710% (US0003M) due 12/15/2026 ~	5,530	5,455

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	2,500	2,544

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	2,500	2,479

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(a)	2,500	1,825

		137,352

U.S. VIRGIN ISLANDS 0.7%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2027	5,660	5,792
5.000% due 10/01/2032	13,930	14,247

		20,039

UTAH 0.9%

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	4,200	2,992

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	3,500	2,493

Salt Lake City, Utah Airport Revenue Bonds, Series 2021
5.000% due 07/01/2051	10,000	10,408

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,000	1,704

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	4,786

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	2,750	2,679

		25,062

VIRGINIA 1.3%

Carilion Clinic Obligated Group, Virginia Revenue Bonds, Series 2020
4.000% due 07/01/2051	5,000	4,848

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	3,000	2,902

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	6,860	6,430

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	2,332	2,343

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044 ^(a)	272	211
6.050% due 03/01/2044	162	136
6.050% due 03/01/2054 ^(a)	584	292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	$2,250	$2,065

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	12,625	11,814
7.500% due 07/01/2052	4,674	4,406

		35,447

WASHINGTON 1.0%

Seattle, Washington Drainage & Wastewater Revenue Bonds, Series 2021
4.000% due 09/01/2051	2,000	1,955

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	6,390	6,459

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	916

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	6,115	5,853

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (d)	3,500	3,830
5.000% due 10/01/2032 (d)	3,000	3,279
5.000% due 10/01/2033 (d)	3,500	3,816

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200	863

		26,971

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (b)	117,010	10,387

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.006% due 06/01/2040	3,000	2,414
4.875% due 06/01/2049	12,500	11,318

		24,119

WISCONSIN 3.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	669
6.750% due 08/01/2031	17,500	9,625
7.000% due 11/01/2046 ^(a)	3,500	2,100
7.000% due 01/01/2050	4,750	5,226

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	4,598
6.375% due 01/01/2048	8,930	5,492

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	4,422

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (b)	4,010	1,582
0.000% due 01/01/2060 (b)	13,000	657
5.000% due 01/01/2055	3,500	2,659
5.250% due 03/01/2055	2,500	2,141

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
5.625% due 06/01/2050	6,500	5,288
6.500% due 09/01/2036	2,254	2,062
6.500% due 06/01/2045	1,400	1,116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	$5,360	$5,012
5.000% due 10/01/2052	3,620	3,805

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,027

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
5.625% due 08/01/2024	3,000	2,280

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (b)	25,410	6,617
0.000% due 12/15/2060 (b)	5,000	788

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,130	3,913

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (d)	3,000	2,960

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2041	4,000	3,927

Wisconsin State Revenue Notes, Series 2021
1.251% due 05/01/2028	10,000	8,605
1.486% due 05/01/2029	5,000	4,237

		91,808

Total Municipal Bonds & Notes (Cost $2,582,017)		2,468,475

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
3.125% due 09/25/2036	995	892

Total U.S. Government Agencies (Cost $872)		892

SHORT-TERM INSTRUMENTS 9.8%

REPURCHASE AGREEMENTS (f) 9.8%
		262,861

Total Short-Term Instruments (Cost $262,861)		262,861

Total Investments in Securities (Cost $2,941,624)		2,817,518

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,593	122

Total Short-Term Instruments (Cost $122)		122

Total Investments in Affiliates (Cost $122)		122

Total Investments 104.5% (Cost $2,941,746)		$2,817,640

Financial Derivative Instruments (g) (0.0)% (Cost or Premiums, net $0)		(318)

Other Assets and Liabilities, net (4.5)%		(122,071)

Net Assets 100.0%		$2,695,251

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2040	11/22/2022	$3,564	$3,568	0.13%
Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	2,154	2,194	0.08
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2027	11/04/2022	4,374	4,551	0.17

				$10,092	$10,313	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.840%	04/03/2023	04/04/2023	$114,400	U.S. Treasury Notes 0.375% due 07/31/2027	$(116,872)	$114,400	$114,400
	4.950	03/31/2023	04/03/2023	100	U.S. Treasury Notes 0.500% due 04/30/2027	(103)	100	100
FICC	2.200	03/31/2023	04/03/2023	20,461	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(20,870)	20,461	20,462
	4.830	03/31/2023	04/03/2023	16,500	U.S. Treasury Bonds 2.000% due 11/15/2041	(13,426)	16,500	16,507
					U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041	(3,404)
JPS	4.880	04/03/2023	04/04/2023	100	U.S. Treasury Notes 1.250% due 11/30/2026	(102)	100	100
	4.960	03/31/2023	04/03/2023	111,300	U.S. Treasury Notes 2.625% due 04/15/2025	(113,822)	111,300	111,346

Total Repurchase Agreements						$(268,599)	$262,861	$262,915

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$114,500	$0	$0	$114,500	$(116,975)	$(2,475)
FICC	36,969	0	0	36,969	(37,700)	(731)
JPS	111,446	0	0	111,446	(113,924)	(2,478)

Total Borrowings and Other Financing Transactions	$262,915	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	53

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Long-Term Bond June Futures	06/2023	57	$(7,476)	$(312)	$0	$(57)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	194	(27,378)	(899)	0	(261)

Total Futures Contracts				$(1,211)	$0	$(318)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(318)	$0	$(318)

Cash of $4,416 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$318	$318

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,246	$6,246

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,441)	$(2,441)

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,456	$29,941	$40,397
Industrials	0	44,893	0	44,893
Municipal Bonds & Notes
Alabama	0	90,490	0	90,490
Alaska	0	9,440	0	9,440
Arizona	0	34,331	0	34,331
Arkansas	0	7,828	0	7,828
California	0	311,749	0	311,749
Colorado	0	68,424	0	68,424
Connecticut	0	8,781	0	8,781
Delaware	0	39,765	0	39,765
District of Columbia	0	5,578	0	5,578
Florida	0	95,378	0	95,378
Georgia	0	93,054	0	93,054
Guam	0	1,517	0	1,517
Idaho	0	6,549	0	6,549
Illinois	0	158,016	0	158,016
Indiana	0	57,222	0	57,222
Iowa	0	26,936	0	26,936
Kansas	0	1,666	0	1,666
Kentucky	0	12,846	0	12,846
Louisiana	0	16,189	0	16,189
Maine	0	5,029	0	5,029
Maryland	0	13,173	0	13,173
Massachusetts	0	24,788	0	24,788
Michigan	0	56,614	0	56,614
Minnesota	0	5,510	0	5,510
Mississippi	0	753	0	753
Missouri	0	12,076	0	12,076
Montana	0	1,362	0	1,362
Nebraska	0	7,788	0	7,788
Nevada	0	13,222	0	13,222
New Hampshire	0	24,664	0	24,664
New Jersey	0	67,259	0	67,259
New York	0	278,930	0	278,930
North Carolina	0	1,572	0	1,572
North Dakota	0	4,367	0	4,367

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Ohio	$0	$85,014	$0	$85,014
Oklahoma	0	5,901	0	5,901
Oregon	0	9,929	0	9,929
Pennsylvania	0	103,987	0	103,987
Puerto Rico	0	254,570	0	254,570
Rhode Island	0	18,475	0	18,475
South Carolina	0	11,314	0	11,314
Tennessee	0	55,621	0	55,621
Texas	0	137,352	0	137,352
U.S. Virgin Islands	0	20,039	0	20,039
Utah	0	25,062	0	25,062
Virginia	0	35,447	0	35,447
Washington	0	26,971	0	26,971
West Virginia	0	24,119	0	24,119
Wisconsin	0	91,808	0	91,808
U.S. Government Agencies	0	892	0	892
Short-Term Instruments
Repurchase Agreements	0	262,861	0	262,861

	$0	$2,787,577	$29,941	$2,817,518

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$122	$0	$0	$122

Total Investments	$122	$2,787,577	$29,941	$2,817,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(318)	$0	$(318)

Total Financial Derivative Instruments	$0	$(318)	$0	$(318)

Totals	$122	$2,787,259	$29,941	$2,817,322

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023(1)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$23,287	$8,500	$(1,262)	$13	$12	$(609)	$0	$0	$29,941	$(644)
Municipal Bonds & Notes Puerto Rico	156	0	(156)	0	156	(156)	0	0	0	0

Totals	$23,443	$8,500	$(1,418)	$13	$168	$(765)	$0	$0	$29,941	$(644)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	55

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)	March 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$29,941	Discounted Cash Flow	Discount Rate	3.860-12.650	10.935

Total	$29,941

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.9%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.2%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$4,800	$4,666

INDUSTRIALS 1.0%

Adventist Health System
3.630% due 03/01/2049	5,000	3,730

CommonSpirit Health
4.187% due 10/01/2049	7,000	5,730

Cottage Health Obligated Group
3.304% due 11/01/2049	6,000	4,460

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,000	1,551

Sutter Health
4.091% due 08/15/2048	4,500	3,794

		19,265

Total Corporate Bonds & Notes (Cost $23,215)		23,931

MUNICIPAL BONDS & NOTES 95.3%

ALABAMA 2.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	13,050	12,889
4.320% (MUNIPSA) due 10/01/2052 ~	3,500	3,372

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	2,000	1,940
5.250% due 02/01/2053	5,250	5,533

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	10,623

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	2,710	2,812
5.000% due 09/01/2046	1,000	1,032

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
3.974% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,003
4.024% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,004

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,150	9,871

		53,079

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2034	1,280	1,449
5.000% due 12/01/2034	1,335	1,505

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	7,575	8,127

		11,081

ARIZONA 1.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	390	222
5.000% due 01/01/2043	6,285	4,145
5.000% due 01/01/2054	8,000	4,861

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	6,900	7,234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	$2,500	$2,433

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,222
5.000% due 07/01/2049	5,435	5,742

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	2,500	1,981

		27,840

CALIFORNIA 9.8%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (c)	5,000	2,560

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,080
5.000% due 12/01/2032	3,000	3,045
5.000% due 12/01/2033	3,500	3,549
5.000% due 12/01/2034	3,000	3,043

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	5,615
5.000% due 04/01/2038	10,000	10,000

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500	3,668

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	16,000	16,386

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	2,750	2,048

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,150	1,151

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2034	200	203
4.000% due 06/01/2035	200	202
5.000% due 06/01/2033	250	274

California Department of Water Resources State Revenue Bonds, Series 2020
1.609% due 12/01/2032	1,000	775
1.789% due 12/01/2035	2,500	1,815

California Department of Water Resources State Revenue Bonds, Series 2021
2.132% due 12/01/2033	2,500	1,993

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	10,000	10,577

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	1,788
4.000% due 08/15/2050	1,000	992

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	24,400	24,406

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.000% due 05/01/2051	5,000	4,626
5.000% due 01/01/2056	1,250	961

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	2,125	1,969
4.000% due 09/01/2050 (e)	1,030	822

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,377

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	1,898

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Public Works Board Revenue Bonds, Series 2022
5.000% due 08/01/2036	$3,500	$4,080

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	1,500	1,181

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	2,750	2,190

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	2,350	1,731

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2019
4.094% due 01/15/2049	3,500	3,086

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	61,700	6,267
3.850% due 06/01/2050	6,935	6,275

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	2,000	2,094

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	564
5.000% due 05/01/2029	500	549

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,180	1,105

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2040	450	456

Long Beach Community College District, California General Obligation Bonds, Series 2019
2.587% due 08/01/2031	4,870	4,220

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2039	1,000	1,149

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	2,820

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2037	3,520	3,714

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	3,000	3,390

Los Angeles Department of Airports, California Revenue Bonds, Series 2023
5.000% due 05/15/2037 (a)	1,000	1,105

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2047	1,000	1,121

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	6,639

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	11,150	11,214

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (b)	5,000	1,645

River Islands Public Financing Authority, California Special Tax, (AGM Insured),Series 2022
4.250% due 09/01/2047	1,000	1,016

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2039	1,500	1,505

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	6,385	7,111

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	57

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Joaquin Delta Community College, California General Obligations, Series 2021
2.004% due 08/01/2030	$2,000	$1,708

		188,758

COLORADO 3.8%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2045	5,000	4,897

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	4,915	4,502

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.520% (MUNIPSA) due 05/15/2061 ~	7,250	7,177
5.250% due 11/01/2039	2,000	2,186

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	7,000	7,028

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2021
4.000% due 03/15/2046	10,515	10,396

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2029	10,000	10,860

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2047	3,275	3,587
5.000% due 11/15/2053	2,500	2,628

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	5,000	4,898

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,501
5.000% due 09/01/2036	1,400	1,580

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
3.579% (SOFRRATE) due 09/01/2039 ~	3,500	3,486

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	8,302

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2040	1,300	1,246

		74,274

CONNECTICUT 1.8%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,650	1,677
5.000% due 05/01/2032	2,000	2,334
5.000% due 05/01/2035	1,000	1,147
5.000% due 05/01/2040	5,075	5,616

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	4,727

Connecticut Special Tax State Revenue Bonds, Series 2022
5.250% due 07/01/2040	5,945	6,857

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	1,912
5.000% due 06/15/2038	1,115	1,208

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2038	2,000	2,039
5.000% due 04/15/2035	6,300	7,105

		34,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DELAWARE 0.6%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 12/01/2039	$1,283	$1,218
3.402% due 12/01/2039	10,190	9,150
7.120% due 12/01/2039	1,800	1,759
7.650% due 12/01/2039	230	236

		12,363

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,250	2,441

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2022
5.000% due 10/01/2030	1,585	1,784
5.000% due 10/01/2031	2,750	3,132

		7,357

FLORIDA 2.5%

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,133

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	1,850	1,882

Florida State General Obligation Bonds, Series 2019
4.000% due 06/01/2038	3,000	3,108

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2033	2,000	2,265
5.000% due 10/01/2035	2,500	2,788
5.000% due 10/01/2036	5,235	5,768

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	2,000	2,189

Jacksonville, Florida Revenue Bonds, Series 2020
4.000% due 11/01/2036	505	512

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,129

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,900	2,099

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	1,973

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2035	1,650	1,828
5.250% due 10/01/2052	5,000	5,332

Orange County Health Facilities Authority, Florida Revenue Bond, Series 2023
5.000% due 10/01/2040	1,200	1,319
5.000% due 10/01/2041	1,000	1,094

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (b)	1,200	851
0.000% due 10/01/2033 (b)	1,680	1,025

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,222

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,750	3,545

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (b)	750	466
0.000% due 09/01/2036 (b)	800	470
0.000% due 09/01/2037 (b)	800	444
0.000% due 09/01/2038 (b)	1,000	525
4.000% due 07/01/2039	1,200	1,195

		49,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 4.4%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2034	$1,000	$1,132
5.000% due 07/01/2037	500	552

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000	2,995

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	4,965

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	6,967

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2022
5.000% due 10/01/2052	10,000	11,009

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,125	1,072

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	1,210	1,383

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	7,000	7,001

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.954% (0.67*US0001M + 0.830%) due 08/01/2048 ~	4,850	4,860
4.000% due 04/01/2048	1,000	1,001

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	2,607
5.000% due 05/15/2049	2,250	2,278

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	5,000	5,199

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 07/01/2053	2,000	2,118

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,012

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	885
5.000% due 01/01/2038	1,500	1,553
5.000% due 01/01/2039	1,500	1,548
5.000% due 01/01/2049	2,000	2,044
5.000% due 01/01/2059	5,000	5,052

Municipal Electric Authority of Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2046	345	298
4.000% due 01/01/2051	1,000	912
5.000% due 01/01/2056	1,100	1,124

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,809

Municipal Electric Authority of Georgia Revenue Bonds, Series 2023
5.500% due 07/01/2064	4,500	4,685

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	422
5.000% due 01/01/2027	400	429

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2030	165	180
5.000% due 01/01/2031	180	196
5.000% due 01/01/2032	220	239

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2039	2,100	2,159

		84,686

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 7.4%

Chicago Board of Education, Illinois General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 12/01/2036	$2,000	$1,884

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	1,000	1,011

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	1,981

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,076

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,561

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,221
5.000% due 07/01/2038	1,000	1,019
5.000% due 01/01/2039	2,000	2,103

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	5,000	5,167

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2029	1,170	1,280

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,940	2,070
5.750% due 01/01/2034	4,500	4,818

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,731

Cook County, Illinois General Obligation Bonds, Series 2021
5.000% due 11/15/2032	1,200	1,374

Cook County, Illinois Sales Tax Revenue Bonds, Series 2018
5.250% due 11/15/2035	1,000	1,081

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	3,290	3,331
5.000% due 02/15/2029	4,500	4,892

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	2,800	2,564
5.000% due 11/01/2049	2,500	2,007

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2041	5,000	4,928

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2045	3,830	3,277

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2026	4,000	4,069
5.250% due 02/01/2034	3,500	3,542

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	917
5.000% due 10/01/2033	1,610	1,751

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	1,350	1,381
4.000% due 10/01/2035	8,000	8,118

Illinois State General Obligation Notes, Series 2014
5.000% due 05/01/2023	2,615	2,619

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	3,998

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	5,000	5,355

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,514
5.000% due 10/01/2028	5,165	5,687

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	6,000	6,758

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,696

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2033	1,000	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	$5,000	$5,192

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2033 (b)	3,700	2,499
0.000% due 12/15/2037 (b)	4,500	2,348

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (c)	2,500	1,534

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	15,480	13,497

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,404

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	5,600	6,759

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,150	1,221

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2030	2,250	2,537

		143,690

INDIANA 2.2%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	3,500	3,536

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	2,240	2,010
3.000% due 11/01/2030	1,000	930

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,500	6,971

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	5,805	4,383

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	13,840	13,842

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	994

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	5,000	5,096

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	5,000	5,116

		42,878

IOWA 0.8%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
6.496% due 08/15/2032	5,800	5,771

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
7.928% due 08/15/2029	4,510	4,504

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	5,000	4,875

		15,150

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2021
5.000% due 11/15/2054	960	1,089

KENTUCKY 0.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,070

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	$1,670	$1,306

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	4,000	3,991

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.000% due 08/01/2052	2,000	1,954

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,025

		9,346

LOUISIANA 0.2%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	370	361
2.375% due 06/01/2037	4,015	3,794

		4,155

MAINE 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	5,000	5,027

MARYLAND 1.1%

Baltimore County, Maryland General Obligation Bonds, Series 2022
5.000% due 03/01/2035	3,000	3,599

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,470	4,725

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2036	1,000	1,092

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	7,521

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	4,500	3,489

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2046	1,000	906

		21,332

MASSACHUSETTS 2.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,018

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
2.029% due 07/01/2035	3,500	2,708
2.514% due 07/01/2041	8,000	6,088

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	9,000	10,227

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	8,220	8,026

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,515

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.570% (MUNIPSA) due 07/01/2049 ~	1,000	988
5.000% due 09/01/2059	10,000	10,381

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2035	1,350	1,522
5.000% due 07/01/2036	1,290	1,440

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	59

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	$1,900	$2,049

		47,962

MICHIGAN 0.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,010	4,488

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	2,000	1,479

Ferris State University, Michigan Revenue Bonds, Series 2016
5.000% due 10/01/2041	1,420	1,505

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2020
3.056% due 07/01/2039	2,550	2,091

Michigan Finance Authority Revenue Bonds, Series 2019
3.384% due 12/01/2040	2,000	1,670
5.000% due 12/01/2048	3,000	3,092

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (b)	26,500	2,625

		16,950

MINNESOTA 0.2%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2037	1,175	1,249

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2035	1,350	1,499

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2022
5.000% due 01/01/2032	1,075	1,210

		3,958

MISSOURI 0.7%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 10/01/2033	2,440	2,510
4.000% due 02/15/2049	1,000	937

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
5.000% due 07/01/2031	1,500	1,745

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	5,215	5,091

Missouri Development Finance Board Revenue Bonds, Series 2022
5.750% due 05/01/2052	3,000	3,380

		13,663

NEBRASKA 0.1%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
4.000% due 11/15/2050	1,000	966

NEVADA 0.4%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
5.000% due 06/15/2034	1,700	1,953

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	4,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	$1,000	$935
5.000% due 06/01/2033	220	242

		7,180

NEW HAMPSHIRE 0.2%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.787% due 09/20/2034	4,000	3,706

NEW JERSEY 3.0%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,059

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2040	3,750	3,829

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	400	404

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2041	1,000	988

New Jersey Economic Development Authority Revenue Notes, Series 2015
5.000% due 06/15/2025	6,250	6,525

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	4,250	4,382
5.250% due 04/01/2027 (e)	1,805	1,958

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,017

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	1,400	1,547

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (b)	4,550	3,246

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
4.000% due 12/15/2031	8,195	8,559

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	3,500	3,862
5.000% due 06/15/2044	1,500	1,565

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2038	2,000	2,010
4.000% due 06/15/2050	1,000	930

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,383

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,216

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	2,500	2,602

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	4,260	4,609
5.000% due 06/01/2046	3,970	3,987

		58,678

NEW MEXICO 0.4%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,000	6,959

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,078

		8,037

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 14.4%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	$2,500	$2,770

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	4,305	4,303

Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022
2.875% due 07/25/2036 (e)	1,984	1,755

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,750	1,530

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
3.559% (SOFRRATE) due 11/01/2035 ~	4,490	4,452

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,713

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
7.290% due 03/01/2026	2,000	2,111

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032	2,780	2,926

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	2,728

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2022
5.000% due 07/15/2035	5,000	5,931

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	4,884

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	8,000	8,066
5.000% due 05/01/2037	4,840	5,346

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
4.000% due 12/01/2034	2,000	2,097

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
3.650% due 06/15/2050	17,750	17,750

New York City, New York General Obligation Bonds, Series 2018
3.650% due 12/01/2047	15,000	15,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.250% due 06/15/2052	1,250	1,402

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2047	5,000	5,678

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2030	5,000	5,916

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	7,500	8,674

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	2,840	3,269

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,000	4,820
5.375% due 11/15/2040	2,000	1,999

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2045	6,600	6,487

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	9,550	9,168

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2041	$5,350	$5,274

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,000	1,070
4.000% due 02/15/2039	6,750	6,792
4.000% due 02/15/2047	3,710	3,617

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	2,000	2,016
5.000% due 03/15/2041	2,375	2,654

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	4,000	3,447

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	3,000	2,546

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2043	8,250	8,192

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2046	10,000	11,030
5.000% due 03/15/2054	5,000	5,451

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	2,875	3,114

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2038	7,300	7,408
5.000% due 03/15/2044	2,500	2,709

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	2,000	2,081

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2033	1,000	1,123
5.000% due 12/01/2034	450	484
5.000% due 12/01/2035	400	426

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	8,000	8,808

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2030	400	440

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,325	1,309

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.000% due 05/15/2057	2,120	2,191

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2039	2,500	2,746

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	3,960	3,775

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	4,105

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2001
3.620% due 01/01/2032	40,105	40,105

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	6,785	7,309

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,632

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,206

		276,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.1%

North Carolina Statue University Revenue Bonds, Series 2020
2.304% due 10/01/2035	$1,840	$1,452

OHIO 2.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
5.000% due 02/15/2034	1,815	2,085

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	25,000	2,994
4.000% due 06/01/2048	7,570	6,691
5.000% due 06/01/2034	3,000	3,245
5.000% due 06/01/2036	2,000	2,129
5.000% due 06/01/2055	1,000	907

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	7,500	6,978

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	8,250	8,329

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	3,977

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,171

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	976

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (d)	5,000	5,310

		47,792

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,750	1,601

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	745
5.000% due 08/01/2029	755	791

		3,137

OREGON 1.6%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,347

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 12/01/2046 (c)	2,000	1,749

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	1,000	1,006

Multnomah County School District 40, Oregon General Obligations, Series 2023
0.000% due 06/15/2036 (b)	1,500	884

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	660

Oregon State General Obligation Bonds, Series 2023
5.000% due 05/01/2042	10,765	12,393
5.000% due 06/01/2042	3,225	3,707

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000	5,451

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2039 (b)	3,000	1,538
5.000% due 06/15/2031	2,500	2,924

		31,659

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 8.7%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	$470	$552

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,595

Commonwealth of Pennsylvania General Obligation Notes, Series 2021
1.625% due 08/01/2028	8,600	7,440

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	3,000	3,072

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	17,000	15,586

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2019
3.880% due 06/01/2037	75,025	75,025

Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2021
5.000% due 11/01/2046	4,875	5,123

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
5.070% (MUNIPSA) due 08/15/2038 ~(e)	3,205	3,166

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250	2,079

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,356
4.000% due 05/01/2040	1,750	1,719

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
4.370% (MUNIPSA) due 06/01/2041 ~	6,000	5,865

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	500	508
5.500% due 06/30/2037	1,850	2,035
5.500% due 06/30/2038	2,000	2,191
5.500% due 06/30/2039	3,250	3,542
6.000% due 06/30/2061	7,000	7,683

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,546
4.000% due 01/01/2030	800	811
4.000% due 01/01/2031	800	810

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2026	1,500	1,476

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 12/31/2032	2,500	2,770

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	4,973

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,189
5.000% due 12/01/2048	3,750	3,953

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2043	3,325	3,346

Pennsylvania Turnpike Commission Revenue Bonds, Series 2022
5.250% due 12/01/2047	1,275	1,417

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2042	1,000	1,143

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 07/01/2037	700	661

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	61

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 07/01/2028	$1,400	$1,485
5.000% due 07/01/2030	700	753

		167,870

PUERTO RICO 4.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	20,520	8,952
0.000% due 11/01/2051	44,272	16,949

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	3,750	2,130
4.000% due 07/01/2041	9,000	7,322

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	6,584	5,465

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	7,985	7,259

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (c)	13,567	7,936
5.000% due 07/01/2062	1,409	1,339

Puerto Rico Highway & Transportation Authority Revenue Notes, Series 2022
0.000% due 07/01/2032 (b)	916	572

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	5,000	1,313
0.000% due 07/01/2051 (b)	65,600	12,768
4.500% due 07/01/2034	2,456	2,430
4.750% due 07/01/2053	11,570	10,612

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	10,167	9,533

		94,580

RHODE ISLAND 1.0%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	5,000	5,090
5.000% due 06/01/2050	13,800	13,559

		18,649

SOUTH CAROLINA 0.2%

Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2022
4.250% due 02/01/2042	650	664
4.250% due 02/01/2043	675	689

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	3,000	3,177

		4,530

TENNESSEE 1.9%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	290	242

Metropolitan Government of Nashville & Davidson County, Tennessee General Obligation Bonds, Series 2022
4.000% due 01/01/2042	5,000	5,026

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	740

Metropolitan Nashville Airport Authority, Tennessee Revenue Notes, Series 2022
5.250% due 07/01/2032	1,205	1,394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	$2,000	$1,508

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	7,000	7,436

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	8,250	8,391

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	9,065	8,933

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2024	1,400	1,408

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	1,685	1,759

		36,837

TEXAS 6.0%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	6,000	5,987
7.500% due 12/01/2045	1,000	663

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,156

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,000	1,815

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,357

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040	800	787
4.000% due 01/01/2041	800	780

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (b)	10,000	5,300
5.000% due 08/15/2042	1,000	1,004

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2022
5.000% due 07/15/2047	4,000	4,406

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,507

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	5,000	4,936
5.000% due 11/01/2043	5,805	6,295

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2036	6,965	8,011

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2020
2.130% due 10/01/2033	1,000	814

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,502

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,463

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,000	1,103
5.000% due 07/01/2035	1,460	1,598
5.000% due 07/01/2036	1,000	1,087

Houston, Texas Combined Utility System Revenue Bonds, Series 2020
1.972% due 11/15/2034	1,000	776

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2045	$1,750	$1,867

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2008
4.000% due 06/01/2030	2,500	2,477

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	2,000	2,006
5.000% due 01/01/2047	2,000	1,786

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,388

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	6,000	6,206

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,171

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	99

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	5,205

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	2,800	3,139

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2023
5.500% due 07/01/2053	3,000	3,282

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.710% (US0003M) due 12/15/2026 ~	4,000	3,946

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	2,250	2,231

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,232

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	4,491

Travis County, Texas Housing Finance Corp. Revenue Bonds, Series 2022
4.125% due 06/01/2045	2,000	2,030

Williamson County, Texas General Obligation Notes, Series 2021
0.922% due 02/15/2027	5,000	4,388

		115,605

UTAH 0.3%

City of Salt Lake, Utah Airport Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,087

City of Salt Lake, Utah Airport Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	1,794

		4,881

VIRGINIA 1.1%

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2055	2,500	2,265

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	6,220	6,081

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	7,375	6,901
5.500% due 07/01/2049	2,500	2,295

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,250	3,013

		20,555

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.1%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	$4,000	$4,043

Snohomish County, Washington Public Utility District No 1 Revenue Bonds, Series 2021
5.000% due 12/01/2051	9,000	9,767

State of Washington General Obligation Refunding Bonds, Series 2021
4.000% due 08/01/2035	3,180	3,412

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,000	2,180

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	916

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	951

		21,269

WEST VIRGINIA 0.2%

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	3,500	3,802

WISCONSIN 2.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	11,000	6,050

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	2,500	2,265
5.250% due 03/01/2045	1,825	1,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	$1,040	$860
4.000% due 03/31/2056	4,690	3,786
4.500% due 06/01/2056	2,500	1,885
5.000% due 01/01/2056	1,150	870

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,444

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2037 (b)	3,200	1,706
0.000% due 12/15/2039 (b)	3,250	1,555
0.000% due 12/15/2050 (b)	15,000	3,906
0.000% due 12/15/2060 (b)	2,500	394

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	5,762

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,500	3,314

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/15/2036	2,375	2,442
4.000% due 08/15/2040	2,000	1,957

Wisconsin State Revenue Notes, Series 2023
4.614% due 05/01/2032	1,500	1,509

		41,324

Total Municipal Bonds & Notes (Cost $1,844,499)		1,837,766

ASSET-BACKED SECURITIES 0.2%

Louisiana Local Government Environmental Facilities & Community Development Authority
5.198% due 12/01/2039	3,300	3,398

Total Asset-Backed Securities (Cost $3,300)		3,398

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
		$4,073

Total Short-Term Instruments (Cost $4,073)		4,073

Total Investments in Securities (Cost $1,875,087)		1,869,168

INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	6,163,144	59,918

Total Short-Term Instruments (Cost $59,875)		59,918

Total Investments in Affiliates (Cost $59,875)		59,918

Total Investments 100.0% (Cost $1,934,962)		$1,929,086

Financial Derivative Instruments (g) (0.0)% (Cost or Premiums, net $0)		(223)

Other Assets and Liabilities, net 0.0%		(318)

Net Assets 100.0%		$1,928,545

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	11/22/2022	$826	$822	0.04%
Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	1,723	1,755	0.09
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	5.070	08/15/2038	09/14/2021	3,278	3,166	0.16
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2027	11/04/2022	1,882	1,958	0.10

				$7,709	$7,701	0.40%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	63

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$4,073	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(4,155)	$4,073	$4,073

Total Repurchase Agreements						$(4,155)	$4,073	$4,073

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,073	$0	$0	$4,073	$(4,155)	$(82)

Total Borrowings and Other Financing Transactions	$4,073	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2023	45	$(5,171)	$(36)	$0	$(16)
U.S. Treasury Long-Term Bond June Futures	06/2023	46	(6,033)	(252)	0	(46)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2023	120	(16,935)	(556)	0	(161)

Total Futures Contracts				$(844)	$0	$(223)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$ (223)	$0	$ (223)

Cash of $3,686 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$223	$223

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,349	$3,349

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,560)	$(1,560)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$4,666	$4,666
Industrials	0	19,265	0	19,265
Municipal Bonds & Notes
Alabama	0	53,079	0	53,079
Alaska	0	11,081	0	11,081
Arizona	0	27,840	0	27,840
California	0	188,758	0	188,758
Colorado	0	74,274	0	74,274
Connecticut	0	34,622	0	34,622
Delaware	0	12,363	0	12,363
District of Columbia	0	7,357	0	7,357
Florida	0	49,162	0	49,162
Georgia	0	84,686	0	84,686
Illinois	0	143,690	0	143,690
Indiana	0	42,878	0	42,878
Iowa	0	15,150	0	15,150
Kansas	0	1,089	0	1,089
Kentucky	0	9,346	0	9,346
Louisiana	0	4,155	0	4,155
Maine	0	5,027	0	5,027
Maryland	0	21,332	0	21,332
Massachusetts	0	47,962	0	47,962
Michigan	0	16,950	0	16,950
Minnesota	0	3,958	0	3,958
Missouri	0	13,663	0	13,663
Nebraska	0	966	0	966
Nevada	0	7,180	0	7,180
New Hampshire	0	3,706	0	3,706
New Jersey	0	58,678	0	58,678
New Mexico	0	8,037	0	8,037
New York	0	276,835	0	276,835
North Carolina	0	1,452	0	1,452
Ohio	0	47,792	0	47,792

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Oklahoma	$0	$3,137	$0	$3,137
Oregon	0	31,659	0	31,659
Pennsylvania	0	167,870	0	167,870
Puerto Rico	0	94,580	0	94,580
Rhode Island	0	18,649	0	18,649
South Carolina	0	4,530	0	4,530
Tennessee	0	36,837	0	36,837
Texas	0	115,605	0	115,605
Utah	0	4,881	0	4,881
Virginia	0	20,555	0	20,555
Washington	0	21,269	0	21,269
West Virginia	0	3,802	0	3,802
Wisconsin	0	41,324	0	41,324
Asset-Backed Securities	0	3,398	0	3,398
Short-Term Instruments
Repurchase Agreements	0	4,073	0	4,073

	$0	$1,864,502	$4,666	$1,869,168

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$59,918	$0	$0	$59,918

Total Investments	$59,918	$1,864,502	$4,666	$1,929,086

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(223)	$0	$(223)

Total Financial Derivative Instruments	$0	$(223)	$0	$(223)

Totals	$59,918	$1,864,279	$4,666	$1,928,863

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	65

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.8%

MUNICIPAL BONDS & NOTES 90.2%

ALABAMA 1.9%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$2,000	$1,972

Healthcare Authority of Baptist Health, Alabama Revenue Bonds, Series 2023
5.000% due 11/15/2034	3,350	3,777

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.500% due 01/01/2053	2,500	2,674

		8,423

ARIZONA 2.7%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
3.650% due 02/01/2048	500	500

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	2,000	2,097

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
4.125% due 09/01/2032	2,500	2,532

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	314
5.000% due 07/01/2030	350	366

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2022
5.000% due 01/01/2031	2,505	2,884

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,440

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	1,000	792

		11,925

CALIFORNIA 12.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.420% (MUNIPSA) due 04/01/2056 ~	1,000	991

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	3,750	3,840

California Department of Water Resources State Revenue Bonds, Series 2022
5.000% due 12/01/2035	4,375	5,342

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	2,200	2,207

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	10,000	10,003

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	2,500	3,055

California State General Obligation Bonds, Series 2022
5.000% due 09/01/2039	2,500	2,901

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	3,055	3,350

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,625	1,457

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	2,630	2,641

Fremont Unified School District/Alameda County, California General Obligation Notes, Series 2021
1.313% due 08/01/2028	4,000	3,421

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	2,500	2,262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	$585	$582

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	920	861

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.500% due 05/15/2039	5,000	5,672

Los Angeles Department of Airports, California Revenue Bonds, Series 2023
5.000% due 05/15/2036 (a)	1,000	1,116

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	3,630	3,714

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2034	1,250	1,364

		54,779

COLORADO 1.5%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,385	1,237

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.250% due 11/01/2034	1,000	1,139
5.250% due 11/01/2036	1,000	1,113

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,044

Denver, Colorado Airport System City & County Revenue Notes, Series 2022
5.000% due 11/15/2029	1,000	1,113

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2031	1,140	1,258

		6,904

CONNECTICUT 2.1%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,099

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,115

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,126

Connecticut State General Obligation Bonds, Series 2022
4.000% due 01/15/2034	1,500	1,642

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,000	1,141
5.000% due 11/15/2029	1,875	2,180

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,131

		9,434

DISTRICT OF COLUMBIA 1.8%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	471

District of Columbia Revenue Bonds, Series 2019
4.000% due 03/01/2040	4,370	4,462

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2021
5.000% due 10/01/2029	3,000	3,334

		8,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 4.1%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	$1,000	$999

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	746

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	529

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	2,500	2,474

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	1,000	1,020

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2034	2,400	2,701

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,043

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2034	3,400	3,805
5.000% due 10/01/2036	1,300	1,426

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	1,000	868

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (c)	1,000	643

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	234

University of Florida Department of Housing & Residence Education Hsg Sys Rev, Florida Revenue Bonds, Series 2021
4.000% due 07/01/2035	2,000	2,094

		18,582

GEORGIA 3.4%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	2,000	2,021

Atlanta, Georgia Airport Passenger Facility Charge Revenue Bonds, Series 2019
4.000% due 07/01/2035	4,000	4,071

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,241

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	995

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	381

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030	1,440	1,709

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	250	250

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.954% (0.67*US0001M + 0.830%) due 08/01/2048 ~	550	551

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,500	1,492

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	543

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2026	385	408
5.000% due 01/01/2031	525	595
5.000% due 01/01/2032	100	113

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	$400	$436

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2026	200	209
5.000% due 01/01/2027	200	212

		15,227

GUAM 0.2%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	864

ILLINOIS 8.9%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000	1,038

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2035	715	794

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2027	2,640	2,838
5.000% due 06/01/2028	1,875	2,044

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,055

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500	510

Illinois Finance Authority Revenue Bonds, Series 2020
3.600% due 08/15/2049	10,000	10,000
3.650% due 08/15/2049	4,300	4,300
5.000% due 08/15/2033	1,750	2,018

Illinois Finance Authority Revenue Bonds, Series 2022
3.600% due 08/15/2057	1,000	1,000

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,990	2,002

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2033	750	764

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2035	2,470	2,757

Illinois State General Obligation Notes, Series 2022
5.000% due 03/01/2026	1,000	1,057

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	577

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,139

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (c)	1,000	554

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600	724

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	3,350	3,647

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2023
5.000% due 01/01/2038	1,000	1,077

		39,895

INDIANA 2.9%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,000	1,010

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	3,000	2,789

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	844

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	5,000	5,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	$120	$135

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500	567

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	497

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	2,000	2,039

		12,882

IOWA 0.3%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	400	390

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
4.000% due 06/01/2038	1,000	962

		1,352

KENTUCKY 2.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	998

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	4,000	3,991

Kentucky State Property & Building Commission Revenue Bonds, Series 2022
5.000% due 06/01/2035	3,000	3,467
5.250% due 06/01/2039	1,250	1,406

		9,862

LOUISIANA 0.1%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	303

MAINE 0.1%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	370	418

MARYLAND 0.6%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2035	450	452

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2029	250	273

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	1,510	1,815

		2,540

MASSACHUSETTS 1.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2037	1,600	1,869

Commonwealth of Massachusetts General Obligation Notes, Series 2022
5.000% due 10/01/2031	2,400	2,902

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	554

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	10	10

		5,335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 1.2%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	$1,390	$1,556

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.794% (US0003M) due 07/01/2032 ~	1,000	939

Michigan Finance Authority Hospital Revenue Refunding Notes, Series 2022
5.000% due 04/15/2030	2,000	2,301

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	522

		5,318

MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	750

MISSOURI 0.3%

Missouri Development Finance Board Revenue Notes, Series 2022
5.000% due 05/01/2031	1,190	1,381

NEW JERSEY 3.9%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	576

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	6,250	6,444

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.185% due 03/01/2030	1,000	1,004

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2008
0.000% due 12/15/2037 (c)	2,250	1,202

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (c)	1,500	980

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2037 (c)	1,560	833

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	819

Rutgers, The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	251

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	300

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	4,500	4,869

		17,278

NEW MEXICO 1.1%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	3,000	2,610

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	808

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	1,700	1,692

		5,110

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	67

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 12.4%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
3.650% due 11/15/2050	$1,000	$1,000

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,125

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
3.650% due 11/01/2044	4,000	4,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
4.000% due 06/15/2046	3,230	3,230

New York City, New York General Obligation Bonds, Series 2014
3.960% due 03/01/2044	12,500	12,500

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
3.650% due 06/15/2048	8,000	8,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	4,000	4,811

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.000% due 06/15/2034	1,000	1,237

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,049

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	5,620	5,684

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,500	1,604

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	997

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2045	3,000	3,202

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,000	1,964

Port Authority of New York & New Jersey Revenue Bonds, Series 2021
5.000% due 10/15/2032	1,720	1,982

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.000% due 08/01/2039	1,500	1,651

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	779
5.000% due 06/01/2027	750	787

		55,602

NORTH CAROLINA 0.8%

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	576

State of North Carolina Build Revenue Notes, Series 2022
5.000% due 05/01/2029	1,730	1,995

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,019

		3,590

OHIO 1.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	358

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2034	1,000	1,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	$1,000	$1,159

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,022

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2027	200	215

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	500	505

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,014

Worthington City School District, Ohio General Obligation, Series 2023
0.000% due 12/01/2030 (c)	700	546

		5,901

OREGON 2.8%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2038	5,195	5,624

Oregon State Facilities Authority Legacy Health Project Revenue Notes, Series 2022
5.000% due 06/01/2030	1,700	1,913

Port of Portland, Oregon Airport Revenue Bonds, Series 2023
5.000% due 07/01/2036	4,400	4,937

		12,474

PENNSYLVANIA 4.5%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	521

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,096

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,017

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	1,500	1,591

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	1,000	1,007

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029 (a)	2,000	2,038

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.303% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	751

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2038	1,350	1,479

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2022
5.000% due 06/30/2032	2,770	3,066

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125	136

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
4.570% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,000

Pennsylvania Turnpike Commission Revenue Notes, Series 2022
5.000% due 12/01/2031	4,000	4,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	$660	$710

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2022
5.000% due 06/01/2029	1,000	1,150

		20,326

PUERTO RICO 1.9%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	345	314

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (c)	1,682	1,124
4.500% due 07/01/2034	1,500	1,484
5.000% due 07/01/2058	5,327	5,030

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	700	656

		8,608

RHODE ISLAND 0.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	1,500	1,527

SOUTH CAROLINA 0.6%

Charleston Educational Excellence Finance Corp., South Carolina Revenue Notes, Series 2020
1.919% due 12/01/2030	1,750	1,453

South Carolina Jobs-Economic Development Authority Revenue Notes, Series 2023
4.000% due 04/01/2033	1,000	1,001

		2,454

SOUTH DAKOTA 0.1%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	566

TENNESSEE 2.8%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,004

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	2,000	2,125

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,017

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	1,971

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,036

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	3,000	3,132

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2023
5.000% due 05/01/2053	2,000	2,059

		12,344

TEXAS 4.2%

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,007

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340	390

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	$690	$691

Forney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 08/15/2038	5,000	5,704

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390	439

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,116

Love Field Airport Modernization Corp., Texas Revenue Bonds, (AGM Insured), Series 2021
5.000% due 11/01/2032	2,000	2,259

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,137

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	547

North Texas Tollway Authority Revenue Bonds, Series 2022
5.000% due 01/01/2036	1,250	1,432

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	559

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.710% (US0003M) due 12/15/2026 ~	750	740

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	825	868

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	360

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,130

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	423

		18,802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.1%

City of Salt Lake, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	$500	$558

VIRGINIA 0.2%

Richmond Redevelopment & Housing Authority, Virgina Revenue Notes, Series 2023
4.250% due 03/01/2026	1,000	1,017

WASHINGTON 2.2%

Port of Seattle, Washington Revenue Bonds, Series 2019
4.000% due 04/01/2044	5,000	4,794

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.000% due 01/01/2038	2,970	3,028

State of Washington General Obligation Refunding Notes, Series 2022
4.000% due 07/01/2030	2,020	2,239

		10,061

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	230	231

WISCONSIN 3.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,500	2,605

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2046	4,250	4,391

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.720% due 04/01/2048	2,000	2,000

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (c)	2,105	1,691

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,000	1,895

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	$900	$1,000

		13,582

Total Municipal Bonds & Notes (Cost $396,693)		404,472

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (d) 0.1%
		540

MUNICIPAL BONDS & NOTES 0.5%

Tompkins-Seneca-Tioga Board of Cooperative Educational Services, New York Revenue Notes, Series 2022
4.750% due 06/30/2023	2,000	2,008

U.S. TREASURY BILLS 3.0%
4.801% due 06/29/2023 - 07/13/2023 (a)(b)(c)13,800		13,633

Total Short-Term Instruments (Cost $16,178)		16,181

Total Investments in Securities (Cost $412,871)		420,653

	SHARES
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%

PIMCO Short-Term Floating NAV Portfolio III	2,732,953	26,570

Total Short-Term Instruments (Cost $26,560)		26,570

Total Investments in Affiliates (Cost $26,560)		26,570

Total Investments 99.7% (Cost $439,431)		$447,223

Other Assets and Liabilities, net 0.3%		1,312

Net Assets 100.0%		$448,535

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$540	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(551)	$540	$540

Total Repurchase Agreements						$(551)	$540	$540

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	69

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)	March 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$540	$0	$0	$540	$(551)	$(11)

Total Borrowings and Other Financing Transactions	$540	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$8,423	$0	$8,423
Arizona	0	11,925	0	11,925
California	0	54,779	0	54,779
Colorado	0	6,904	0	6,904
Connecticut	0	9,434	0	9,434
District of Columbia	0	8,267	0	8,267
Florida	0	18,582	0	18,582
Georgia	0	15,227	0	15,227
Guam	0	864	0	864
Illinois	0	39,895	0	39,895
Indiana	0	12,882	0	12,882
Iowa	0	1,352	0	1,352
Kentucky	0	9,862	0	9,862
Louisiana	0	303	0	303
Maine	0	418	0	418
Maryland	0	2,540	0	2,540
Massachusetts	0	5,335	0	5,335
Michigan	0	5,318	0	5,318
Mississippi	0	750	0	750
Missouri	0	1,381	0	1,381
New Jersey	0	17,278	0	17,278
New Mexico	0	5,110	0	5,110
New York	0	55,602	0	55,602
North Carolina	0	3,590	0	3,590
Ohio	0	5,901	0	5,901

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Oregon	$0	$12,474	$0	$12,474
Pennsylvania	0	20,326	0	20,326
Puerto Rico	0	8,608	0	8,608
Rhode Island	0	1,527	0	1,527
South Carolina	0	2,454	0	2,454
South Dakota	0	566	0	566
Tennessee	0	12,344	0	12,344
Texas	0	18,802	0	18,802
Utah	0	558	0	558
Virginia	0	1,017	0	1,017
Washington	0	10,061	0	10,061
West Virginia	0	231	0	231
Wisconsin	0	13,582	0	13,582
Short-Term Instruments
Repurchase Agreements	0	540	0	540
Municipal Bonds & Notes	0	2,008	0	2,008
U.S. Treasury Bills	0	13,633	0	13,633

	$0	$420,653	$0	$420,653

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,570	$0	$0	$26,570

Total Investments	$26,570	$420,653	$0	$447,223

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Bond Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.5%

MUNICIPAL BONDS & NOTES 93.4%

ALABAMA 0.8%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	$4,000	$4,151

CALIFORNIA 1.0%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	4,000	4,096

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	710	707

		4,803

GEORGIA 1.8%

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	3,500	3,500

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	2,250	2,238

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	2,000	2,080

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,000	1,059

		8,877

ILLINOIS 2.2%

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,240	1,323

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,730	2,747

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	4,735	4,750

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,019

		10,839

IOWA 0.3%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,400	1,365

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	2,500	2,499

MICHIGAN 0.5%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.794% (US0003M) due 07/01/2032 ~	2,500	2,348

NEW YORK 78.8%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	1,000	1,108

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,200	1,711

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	1,038
5.000% due 04/01/2033	1,100	1,214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	$575	$596
5.000% due 08/01/2040	500	529

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,506

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	427
5.000% due 08/01/2036	500	529

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	4,905	4,903

Chautauqua County, New York Capital Resource Corp. Revenue Bonds, Series 2020
4.250% due 04/01/2042	3,000	3,018

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	453
5.000% due 07/01/2044	1,000	1,029

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,750	3,640

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,301
5.000% due 07/01/2035	1,100	1,187

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	317
5.000% due 09/15/2027	275	290

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,032

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	3,250	3,295

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	543
5.000% due 09/01/2042	2,000	2,140

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.036% (SOFRRATE) due 11/01/2032 ~	1,500	1,470

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,509

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130	1,870

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2039	1,300	1,205
4.000% due 12/01/2046	2,570	2,212

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,652

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	2,781

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	955

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000	1,990

New York City Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	2,500	2,406

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	1,000	856

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2045	1,500	1,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	$5,600	$5,132

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,264
5.000% due 01/01/2029	1,250	1,395

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	4,965
5.000% due 07/15/2035	2,500	2,767

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2022
5.000% due 07/15/2035	2,370	2,811

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
3.650% due 08/01/2039	10,000	10,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
3.900% due 08/01/2039	4,000	4,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,015

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
3.650% due 11/01/2042	12,000	12,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	2,652

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,082

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	2,545	2,532

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
3.650% due 08/01/2042	13,000	13,000
5.000% due 05/01/2037	2,500	2,713
5.000% due 05/01/2038	2,500	2,702

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	7,000	7,058
5.000% due 11/01/2035	3,500	3,930

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.250% due 08/01/2040	10,000	11,479

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
3.650% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
3.650% due 06/15/2050	1,300	1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
3.650% due 06/15/2050	5,500	5,500

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	2,909

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
5.000% due 06/15/2050	2,750	2,980

New York City, New York General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	991

New York City, New York General Obligation Bonds, Series 2018
3.650% due 12/01/2047	6,285	6,285

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2043	2,500	2,827

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2030	3,360	3,976

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	71

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	$3,000	$3,030

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	483
5.000% due 11/15/2029	1,000	1,045
5.000% due 11/15/2045	2,000	2,041

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	5,000	1,038
0.000% due 06/01/2055 (a)	16,875	1,257

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	5,785

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	1,925
2.800% due 09/15/2069	2,000	1,832

New York Liberty Development Corp. Revenue Notes, Series 2021
1.900% due 11/15/2031	2,000	1,659

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2045	3,400	3,342
4.000% due 11/15/2060	2,600	2,468

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	3,000	2,880

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	5,000	4,852

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,046
5.000% due 07/01/2050	1,285	1,311

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,132
5.000% due 02/15/2038	1,600	1,708
5.000% due 07/01/2038	1,000	1,091

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	4,030
4.000% due 07/01/2041	2,000	2,005
5.000% due 03/15/2041	3,500	3,751
5.000% due 07/01/2048	1,675	1,831
5.000% due 10/01/2048	1,500	1,743
5.250% due 03/15/2038	3,500	3,864

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2038	11,450	12,547
5.000% due 03/15/2043	3,275	3,516

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	3,000	3,209
4.000% due 03/15/2035	5,000	5,266
4.000% due 02/15/2039	3,635	3,657
4.000% due 03/15/2044	1,000	987
4.000% due 07/01/2050	3,500	3,339
4.000% due 07/01/2053	8,675	8,067

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	1,250	1,163
5.000% due 03/15/2041	3,000	3,352
5.000% due 07/01/2042	750	833
5.000% due 07/15/2042	1,000	1,020

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	2,000	2,297

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	3,989

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	2,683

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, Series 2021
1.000% due 11/01/2061	$4,000	$3,682

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,024

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2041	5,000	4,987

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2054	3,000	3,271

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2041	5,000	5,477

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,385	1,516
5.000% due 10/01/2040	1,885	1,897
5.250% due 08/01/2031	2,595	2,679
5.375% due 08/01/2036	1,500	1,537

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 04/30/2053	3,000	2,510

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2032	4,000	4,432
5.000% due 12/01/2033	2,000	2,202

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,062

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	750	741

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	1,827

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	3,969

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,675

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,352

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	3,150	3,612

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	565

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,015	784

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	27,290	3,066
4.000% due 06/01/2050	2,500	2,202

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	5,000	5,473

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2023
5.000% due 05/15/2042	2,545	2,866

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2043	4,000	4,309

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	4,000	4,279

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	2,500	2,771

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	3,731

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	$3,000	$3,149

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	724

		380,717

PUERTO RICO 6.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	4,353	1,899
0.000% due 11/01/2051	5,523	1,864

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (a)	1,000	568
4.000% due 07/01/2041	3,250	2,644

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	4,139	3,897

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
3.705% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,791

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (b)	4,000	2,340

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (a)	30,365	5,910
4.550% due 07/01/2040	1,000	938
4.750% due 07/01/2053	9,752	8,944

		30,795

TENNESSEE 1.1%

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	2,000	2,124

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2023
5.000% due 05/01/2053	3,000	3,089

		5,213

Total Municipal Bonds & Notes (Cost $453,397)		451,607

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		468

Total Short-Term Instruments (Cost $468)		468

Total Investments in Securities (Cost $453,865)		452,075

	SHARES
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III	3,163,067	30,751

Total Short-Term Instruments (Cost $30,741)		30,751

Total Investments in Affiliates (Cost $30,741)		30,751

Total Investments 99.9% (Cost $484,606)		$482,826

Other Assets and Liabilities, net 0.1%		535

Net Assets 100.0%		$483,361

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$468	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(477)	$468	$468

Total Repurchase Agreements						$(477)	$468	$468

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$468	$0	$0	$468	$(477)	$(9)

Total Borrowings and Other Financing Transactions	$468	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Cash of $2 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,461	$2,461

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	73

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)	March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$4,151	$0	$4,151
California	0	4,803	0	4,803
Georgia	0	8,877	0	8,877
Illinois	0	10,839	0	10,839
Iowa	0	1,365	0	1,365
Kentucky	0	2,499	0	2,499
Michigan	0	2,348	0	2,348
New York	0	380,717	0	380,717
Puerto Rico	0	30,795	0	30,795
Tennessee	0	5,213	0	5,213

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$468	$0	$468

	$0	$452,075	$0	$452,075

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$30,751	$0	$0	$30,751

Total Investments	$30,751	$452,075	$0	$482,826

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	March 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.1%

MUNICIPAL BONDS & NOTES 87.3%

ALABAMA 1.8%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.320% (MUNIPSA) due 10/01/2052 ~	$2,000	$1,927

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,000	970

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,875	4,650

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	481

		8,028

ARIZONA 1.7%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
4.220% (MUNIPSA) due 01/01/2046 ~	1,125	1,100

Arizona Industrial Development Authority Revenue Notes, Series 2021
1.500% due 07/01/2023	450	446

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,488

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	822

Phoenix, Arizona General Obligation Refunding Notes, Series 2022
5.000% due 07/01/2026	1,360	1,474

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,650	1,573

		7,903

CALIFORNIA 11.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.380% (MUNIPSA) due 04/01/2056 ~	1,000	969
4.420% (MUNIPSA) due 04/01/2056 ~	2,500	2,477

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 01/01/2054	3,500	3,584

California County Tobacco Securitization Agency Revenue Notes, Series 2020
4.000% due 06/01/2023	400	400

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.320% (MUNIPSA) due 08/01/2047 ~	5,500	5,438

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.670% (MUNIPSA) due 12/01/2050 ~	2,000	1,935

California Public Finance Authority Revenue Bonds, Series 2017
3.450% due 08/01/2052	5,865	5,865

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,250	1,404

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	991

East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
5.250% due 02/01/2026	3,300	3,487

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	2,000	1,905
1.337% due 06/01/2023	1,500	1,491
1.850% due 06/01/2031	475	473
2.587% due 06/01/2029	5,875	5,089

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	$1,000	$1,002

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2032	5,000	5,014

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	2,970	3,112

San Francisco, California Special Tax District, City & County Revenue Notes, Series 2020
1.340% due 11/01/2027	1,000	878

San Jose Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2030 (c)	1,000	818

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,318

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,425

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2023	625	627

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	3,000	3,009

		53,711

COLORADO 1.9%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.520% (MUNIPSA) due 05/15/2061 ~	4,000	3,960

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	630	594

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2026	550	576

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	3,465	3,406

		8,536

CONNECTICUT 1.6%

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,188

Connecticut State General Obligation Bonds, Series 2013
4.920% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,980	1,980

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,500	1,711

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	503

		7,382

DELAWARE 0.3%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	1,250	1,194

DISTRICT OF COLUMBIA 0.2%

District of Columbia General Obligation Notes, Series 2023
5.000% due 06/01/2025	1,000	1,054

FLORIDA 2.2%

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2027	1,250	1,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	$710	$747

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	529
5.000% due 10/01/2026	900	974

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,129

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,068

		9,745

GEORGIA 2.5%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,489

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	3,000	2,922

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.954% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,090	1,092
4.000% due 04/01/2048	3,750	3,755

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400	1,393

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	750	760

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2024	100	102

		11,513

ILLINOIS 10.1%

Chicago, Illinois General Obligation Bonds, Series 2021
5.000% due 01/01/2033	2,000	2,126

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	2,000	2,134

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	2,800	2,770
3.650% due 08/15/2049	9,350	9,350

Illinois Finance Authority Revenue Bonds, Series 2021
4.670% (MUNIPSA) due 05/01/2042 ~	1,500	1,460

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	750	811

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,559
5.000% due 08/15/2026	3,850	4,130

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	3,250	3,271

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,019

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,000	1,048

Illinois State General Obligation Notes, Series 2022
5.000% due 03/01/2026	7,750	8,201

Illinois State Revenue Bonds, (BAM Insured), Series 2016
4.000% due 06/15/2027	1,250	1,280

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	1,795	1,801

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,375	1,357

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,003

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	75

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	$1,400	$1,564

		45,884

INDIANA 0.7%

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,350	3,006

IOWA 0.4%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
6.496% due 08/15/2032	1,650	1,642

KANSAS 1.1%

Kansas Department of Transportation State Revenue Bonds, Series 2004
3.763% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,167

KENTUCKY 0.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500	2,503

LOUISIANA 2.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.600% due 05/01/2043	3,000	3,000

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,906

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	3,325	3,247
2.375% due 06/01/2037	3,175	3,000

		11,153

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,034

MASSACHUSETTS 2.1%

Commonwealth of Massachusetts Revenue Bonds,(BAM Insured), Series 2005
5.500% due 01/01/2034	5,000	6,119

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.570% (MUNIPSA) due 07/01/2049 ~	2,500	2,469

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2023	750	753

		9,341

MICHIGAN 1.8%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.794% (US0003M) due 07/01/2032 ~	2,500	2,348

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.720% (MUNIPSA) due 04/15/2047 ~	2,500	2,446

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	2,116	2,034

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,516

		8,344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MISSISSIPPI 0.4%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	$2,000	$1,996

MISSOURI 0.3%

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 04/01/2034 (a)	1,000	1,180

NEBRASKA 1.0%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	4,700	4,669

NEVADA 0.5%

Clark County, Nevada General Obligation Bonds, Series 2019
5.000% due 07/01/2031	2,150	2,469

NEW JERSEY 5.0%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.570% (MUNIPSA) due 03/01/2028 ~	3,500	3,494

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	5,000	5,156

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	850	847

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	5,750	6,200

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	6,000	6,440

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	619

		22,756

NEW MEXICO 0.8%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,484

NEW YORK 10.2%

Chautauqua County, New York Capital Resource Corp. Revenue Bonds, Series 2020
4.250% due 04/01/2042	2,500	2,515

Erie County, New York Industrial Development Agency Revenue Notes, Series 2022
5.000% due 05/01/2025	810	852

Long Island Power Authority, New York Revenue Bonds, Series 2022
4.420% (MUNIPSA) due 09/01/2038 ~	2,000	2,007

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.036% (SOFRRATE) due 11/01/2032 ~	2,000	1,960

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,743

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,493

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	675	743

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
3.650% due 06/15/2050	$6,000	$6,000

New York City, New York General Obligation Bonds, Series 2012
4.170% due 04/01/2042	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
3.650% due 12/01/2047	4,000	4,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	3,000	2,794

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	1,250	1,333

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,624

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 02/15/2028	2,000	2,249

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2028	2,470	2,783

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	2,995

New York State Thruway Authority Revenue Notes, Series 2021
5.000% due 03/15/2026	4,000	4,301

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	750	759

		46,151

NORTH CAROLINA 1.3%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	1,180	1,327

State of North Carolina Build Revenue Notes, Series 2022
5.000% due 05/01/2028	4,175	4,718

		6,045

OHIO 2.8%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Notes, Series 2022
5.000% due 11/15/2031	1,250	1,453

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	1,000	967

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Notes, Series 2022
4.000% due 09/01/2030	2,900	2,926

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.375% due 02/01/2026	1,000	949

Ohio State Revenue Bonds, Series 2010
3.650% due 11/01/2035	3,250	3,252

State of Ohio Cleveland Clinic Health System Obligated Group, Revenue Bond, Series 2021
5.000% due 01/01/2033	2,415	2,832

Worthington City School District, Ohio General Obligation, Series 2023
0.000% due 12/01/2028 (c)	500	419

		12,798

OKLAHOMA 0.2%

University of Oklahoma Revenue Notes, (AGM Insured), Series 2021
5.000% due 07/01/2029	900	1,021

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.3%

Multnomah County School District 40, Oregon General Obligations, Series 2023
0.000% due 06/15/2026 (c)	$275	$249

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	467

Oregon State General Obligation Notes, Series 2023
5.000% due 05/01/2025	500	526

		1,242

PENNSYLVANIA 3.0%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.586% (SOFRRATE) due 01/01/2032 ~	4,490	4,381

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029 (a)	3,500	3,567

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.303% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,501

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2024	725	740

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
4.620% (MUNIPSA) due 09/01/2040 ~	3,500	3,501

		13,690

PUERTO RICO 2.0%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2023
5.000% due 03/01/2027	2,000	2,115

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	4,750	4,700

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (c)	772	731
0.000% due 07/01/2027 (c)	1,670	1,374

		8,920

SOUTH CAROLINA 1.0%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
3.984% (US0001M) due 10/01/2048 ~	2,000	2,003

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,352

		4,355

SOUTH DAKOTA 0.5%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	2,500	2,483

TENNESSEE 2.3%

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2024	2,000	2,052

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	1,000	1,062

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,052

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,000	2,956

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,200	1,244

		10,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 5.9%

Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Notes, Series 2021
5.000% due 03/01/2028	$750	$840

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
3.913% (US0001M) due 11/15/2046 ~	2,500	2,504
5.000% due 07/01/2049	2,500	2,695

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650	672

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	2,300	2,305

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,356

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	687

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	1,995

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,640	1,600

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,244

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,219

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	1,600	1,693

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.710% (US0003M) due 12/15/2026 ~	1,500	1,480

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	415	437

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	1,000	1,017

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,025

Williamson County, Texas General Obligation Notes, Series 2021
1.286% due 02/15/2029	4,700	3,940

		26,709

UTAH 0.4%

Intermountain Power Agency, Utah Power Supply Revenue Notes, Series 2022
5.000% due 07/01/2027	1,650	1,833

VIRGINIA 1.0%

Virginia College Building Authority Revenue Notes, Series 2021
0.770% due 09/01/2026	3,000	2,658

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	2,100	2,034

		4,692

WASHINGTON 2.9%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
4.170% (MUNIPSA) due 11/01/2045 ~	4,500	4,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
4.420% (MUNIPSA + 0.450%) due 11/01/2045 ~	$2,500	$2,500

Energy Northwest, Washington Revenue Notes, Series 2022
5.000% due 07/01/2026	1,750	1,899

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.460% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,750

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,622

		13,162

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	749	750

WISCONSIN 1.8%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,576

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2026	550	582

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2025	290	285
4.000% due 10/01/2027	195	189

Wisconsin Department of Transportation Revenue Notes, Series 2023
5.000% due 07/01/2026 (a)	1,150	1,248

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
4.150% (MUNIPSA) due 08/15/2054 ~	2,500	2,419

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	750

		8,049

Total Municipal Bonds & Notes (Cost $398,921)		395,960

SHORT-TERM INSTRUMENTS 3.8%

REPURCHASE AGREEMENTS (d) 0.1%
		536

MUNICIPAL BONDS & NOTES 2.5%

Healthcare Authority of Baptist Health, Alabama Revenue Notes, Series 2023
5.000% due 11/15/2023	1,350	1,367

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	4,775	4,790

Tompkins-Seneca-Tioga Board of Cooperative Educational Services, New York Revenue Notes, Series 2022
4.750% due 06/30/2023	5,000	5,021

Total Municipal Bonds & Notes (Cost $11,171)		11,178

U.S. TREASURY BILLS 1.2%
4.798% due 07/06/2023 - 07/13/2023 (a)(b)(c)	5,300	5,231

Total Short-Term Instruments (Cost $16,939)		16,945

Total Investments in Securities (Cost $415,860)		412,905

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	77

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	4,568,449	$44,414

Total Short-Term Instruments (Cost $44,413)		44,414

Total Investments in Affiliates (Cost $44,413)		44,414

Total Investments 100.9% (Cost $460,273)		$457,319

Other Assets and Liabilities, net (0.9)%		(3,915)

Net Assets 100.0%		$453,404

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.200%	03/31/2023	04/03/2023	$536	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(547)	$536	$536

Total Repurchase Agreements						$(547)	$536	$536

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$536	$0	$0	$536	$(547)	$(11)

Total Borrowings and Other Financing Transactions	$536	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$8,028	$0	$8,028
Arizona	0	7,903	0	7,903
California	0	53,711	0	53,711
Colorado	0	8,536	0	8,536
Connecticut	0	7,382	0	7,382
Delaware	0	1,194	0	1,194
District of Columbia	0	1,054	0	1,054
Florida	0	9,745	0	9,745
Georgia	0	11,513	0	11,513
Illinois	0	45,884	0	45,884
Indiana	0	3,006	0	3,006
Iowa	0	1,642	0	1,642
Kansas	0	5,167	0	5,167
Kentucky	0	2,503	0	2,503
Louisiana	0	11,153	0	11,153
Maryland	0	1,034	0	1,034
Massachusetts	0	9,341	0	9,341
Michigan	0	8,344	0	8,344
Mississippi	0	1,996	0	1,996
Missouri	0	1,180	0	1,180
Nebraska	0	4,669	0	4,669
Nevada	0	2,469	0	2,469
New Jersey	0	22,756	0	22,756
New Mexico	0	3,484	0	3,484
New York	0	46,151	0	46,151
North Carolina	0	6,045	0	6,045

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023
Ohio	$0	$12,798	$0	$12,798
Oklahoma	0	1,021	0	1,021
Oregon	0	1,242	0	1,242
Pennsylvania	0	13,690	0	13,690
Puerto Rico	0	8,920	0	8,920
South Carolina	0	4,355	0	4,355
South Dakota	0	2,483	0	2,483
Tennessee	0	10,366	0	10,366
Texas	0	26,709	0	26,709
Utah	0	1,833	0	1,833
Virginia	0	4,692	0	4,692
Washington	0	13,162	0	13,162
West Virginia	0	750	0	750
Wisconsin	0	8,049	0	8,049
Short-Term Instruments
Repurchase Agreements	0	536	0	536
Municipal Bonds & Notes	0	11,178	0	11,178
U.S. Treasury Bills	0	5,231	0	5,231

	$0	$412,905	0	$412,905

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,414	$0	$0	$44,414

Total Investments	$44,414	$412,905	$0	$457,319

There were no significant transfers into or out of Level 3 during the period ended March 31, 2023.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2023	79

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity

ANNUAL REPORT	|	MARCH 31, 2023	81

Notes to Financial Statements	(Cont.)

securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date is May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments; and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

ANNUAL REPORT	|	MARCH 31, 2023	83

Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$18,486	$125,861	$(136,201)	$8	$6	$8,160	$261	$0

PIMCO California Municipal Bond Fund	7,315	93,699	(93,200)	6	8	7,828	199	0

PIMCO California Short Duration Municipal Income Fund	12,840	186,882	(193,900)	7	3	5,832	281	0

PIMCO High Yield Municipal Bond Fund	140,605	225	(140,700)	(1,881)	1,873	122	225	0

PIMCO Municipal Bond Fund	95,147	953,425	(988,900)	201	45	59,918	4,025	0

PIMCO National Intermediate Municipal Bond Fund	18,251	250,084	(241,800)	(72)	107	26,570	684	0

PIMCO New York Municipal Bond Fund	17,349	294,573	(281,201)	18	12	30,751	673	0

PIMCO Short Duration Municipal Income Fund	17,992	360,312	(333,900)	6	4	44,414	613	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be

ANNUAL REPORT	|	MARCH 31, 2023	85

Notes to Financial Statements	(Cont.)

restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(c) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the

TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is

ANNUAL REPORT	|	MARCH 31, 2023	87

Notes to Financial Statements	(Cont.)

subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2023, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$434	2.22%

PIMCO High Yield Municipal Bond Fund	$58,638	2.17%

PIMCO Municipal Bond Fund	$26,242	2.19%

PIMCO New York Municipal Bond Fund	$1,648	1.63%

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Puerto Rico-Specific	—	—	—	X	—	—	—	—

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

ANNUAL REPORT	|	MARCH 31, 2023	89

Notes to Financial Statements	(Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk  is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	|	MARCH 31, 2023	91

Notes to Financial Statements	(Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class C-2
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	N/A
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)	0.30%	0.30%	N/A
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)	0.30%	0.30%	N/A
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)	0.30%	0.30%	N/A
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

ANNUAL REPORT	|	MARCH 31, 2023	93

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and, up to 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class C-2

PIMCO Short Duration Municipal Income Fund	0.50%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2023, the Distributor retained $2,803,258 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2023, there were no recoverable amounts.

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of

Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO High Yield Municipal Bond Fund	$5

PIMCO Municipal Bond Fund	1

PIMCO New York Municipal Bond Fund	0

PIMCO Short Duration Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended March 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO California Intermediate Municipal Bond Fund	$2,729	$2,391	$(257)

PIMCO California Municipal Bond Fund	10,778	7,654	(827)

PIMCO California Short Duration Municipal Income Fund	4,201	2,338	(118)

PIMCO High Yield Municipal Bond Fund	197,399	207,549	(22,652)

PIMCO Municipal Bond Fund	249,075	271,026	(27,844)

PIMCO National Intermediate Municipal Bond Fund	69,660	42,248	(2,628)

PIMCO New York Municipal Bond Fund	56,911	62,654	(4,217)

PIMCO Short Duration Municipal Income Fund	36,299	16,582	(968)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	|	MARCH 31, 2023	95

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$88,922	$150,050

PIMCO California Municipal Bond Fund	0	0	91,718	82,658

PIMCO California Short Duration Municipal Income Fund	0	0	126,793	95,549

PIMCO High Yield Municipal Bond Fund	0	0	1,906,222	1,707,038

PIMCO Municipal Bond Fund	0	0	1,575,321	1,456,286

PIMCO National Intermediate Municipal Bond Fund	0	0	437,080	197,018

PIMCO New York Municipal Bond Fund	0	0	309,479	403,166

PIMCO Short Duration Municipal Income Fund	0	0	322,178	340,909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	9,317	$85,233	6,995	$70,779	3,830	$39,806	1,781	$20,986

I-2	1,172	10,663	395	3,974	2,835	29,072	1,079	12,648

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,297	11,910	1,157	11,689	1,851	19,144	835	9,855

Class C	126	1,158	6	55	45	471	89	1,055

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	122	1,126	180	1,807	128	1,327	61	708

I-2	42	383	30	301	70	726	34	399

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	105	964	88	883	99	1,029	58	682

Class C	6	54	2	22	4	43	2	19

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(15,462)	(143,953)	(3,986)	(39,664)	(3,527)	(36,866)	(1,490)	(17,387)

I-2	(1,733)	(15,876)	(485)	(4,869)	(2,295)	(23,531)	(973)	(11,339)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,686)	(24,749)	(3,045)	(30,228)	(1,695)	(17,573)	(921)	(10,728)

Class C	(118)	(1,089)	(166)	(1,671)	(113)	(1,178)	(67)	(784)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(7,812)	$(74,176)	1,171	$13,078	1,232	$12,470	488	$6,114

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

	PIMCO California Short Duration Municipal Income Fund					PIMCO High Yield Municipal Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022			Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	16,293	$155,717	5,983	$59,082		193,865	$1,619,403	83,916		$819,358

I-2	3,498	33,406	2,061	20,087		73,729	618,923	36,184		352,600

I-3	N/A	N/A	N/A	N/A		3,140	26,638	128	(a)	1,225	(a)

Class A	523	5,011	426	4,240		38,427	323,139	27,182		267,493

Class C	N/A	N/A	N/A	N/A		1,649	13,774	1,406		13,828

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	195	1,863	105	1,040		6,296	52,709	5,407		52,822

I-2	54	517	15	144		2,185	18,271	2,022		19,761

I-3	N/A	N/A	N/A	N/A		56	464	1	(a)	9	(a)

Class A	30	285	20	194		3,190	26,703	2,937		28,698

Class C	N/A	N/A	N/A	N/A		195	1,632	183		1,787

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(13,537)	(129,404)	(6,245)	(61,732)		(185,833)	(1,572,295)	(101,196)		(993,084)

I-2	(3,094)	(29,535)	(982)	(9,744)		(70,589)	(590,825)	(34,987)		(338,087)

I-3	N/A	N/A	N/A	N/A		(1,298)	(10,926)	(29	)(a)	(275	)(a)

Class A	(1,030)	(9,805)	(1,678)	(16,624)		(45,236)	(380,543)	(32,102)		(312,766)

Class C	N/A	N/A	N/A	N/A		(2,384)	(20,077)	(2,235)		(21,838)

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	2,932	$28,055	(295)	$(3,313)		17,392	$126,990	(11,183)		$(108,469)

	PIMCO Municipal Bond Fund					PIMCO National Intermediate Municipal Bond Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022			Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	55,846	$515,701	42,318	$441,948		33,565	$337,713	2,337		$25,566

I-2	87,438	807,360	29,239	304,397		4,455	45,030	1,071		11,737

I-3	183	1,685	55 (a)	563	(a)	N/A	N/A	N/A		N/A

Class A	27,627	253,884	13,374	139,998		3,569	36,042	1,981		21,780

Class C	1,202	11,089	669	7,019		180	1,811	46		504

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	2,216	20,414	1,526	15,855		616	6,224	160		1,746

I-2	1,635	15,038	740	7,691		113	1,141	74		810

I-3	4	36	0 (a)	2	(a)	N/A	N/A	N/A		N/A

Class A	1,603	14,762	1,357	14,121		133	1,345	74		805

Class C	76	704	50	518		4	44	2		27

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(62,265)	(574,241)	(20,203)	(207,697)		(10,398)	(104,730)	(1,941)		(21,197)

I-2	(66,898)	(615,639)	(24,609)	(252,333)		(3,734)	(37,581)	(1,753)		(19,237)

I-3	(65)	(597)	0 (a)	(2	)(a)	N/A	N/A	N/A		N/A

Class A	(36,014)	(333,462)	(37,551)	(385,478)		(2,440)	(24,677)	(1,356)		(14,860)

Class C	(1,788)	(16,522)	(1,397)	(14,535)		(141)	(1,429)	(47)		(518)

Class C-2	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	10,800	$100,212	5,568	$72,067		25,922	$260,933	648		$7,163

ANNUAL REPORT	|	MARCH 31, 2023	97

Notes to Financial Statements	(Cont.)

	PIMCO New York Municipal Bond Fund				PIMCO Short Duration Municipal Income Fund

	Year Ended 03/31/2023		Year Ended 03/31/2022		Year Ended 03/31/2023		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	9,868	$104,576	4,594	$54,025	25,115	$206,680	23,742	$203,147

I-2	5,216	55,322	2,614	30,848	20,683	170,465	12,576	107,359

I-3	55	568	11 (a)	121 (a)	5	42	1 (a)	10 (a)

Class A	4,864	51,315	5,215	61,679	8,076	66,490	16,799	143,843

Class C	244	2,596	156	1,859	167	1,379	211	1,797

Class C-2	N/A	N/A	N/A	N/A	5	41	22	185
Issued as reinvestment of distributions

Institutional Class	421	4,447	295	3,477	472	3,878	241	2,060

I-2	191	2,015	124	1,461	289	2,377	107	909

I-3	1	10	0 (a)	0 (a)	N/A	N/A	0 (a)	0 (a)

Class A	681	7,198	521	6,143	321	2,637	159	1,360

Class C	30	320	15	178	7	58	2	16

Class C-2	N/A	N/A	N/A	N/A	0	1	0	0
Cost of shares redeemed

Institutional Class	(14,144)	(149,355)	(3,119)	(36,367)	(24,759)	(203,425)	(21,707)	(185,642)

I-2	(5,367)	(56,596)	(2,525)	(29,488)	(20,392)	(168,048)	(9,657)	(82,498)

I-3	(13)	(130)	0 (a)	0 (a)	(2)	(20)	0 (a)	0 (a)

Class A	(10,646)	(112,485)	(10,430)	(121,535)	(14,340)	(117,968)	(22,603)	(193,119)

Class C	(440)	(4,658)	(440)	(5,176)	(238)	(1,956)	(209)	(1,780)

Class C -2	N/A	N/A	N/A	N/A	(11)	(94)	(6)	(48)

Net increase (decrease) resulting from Fund share transactions	(9,039)	$(94,857)	(2,969)	$(32,775)	(4,602)	$(37,463)	(322)	$(2,401)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class I-3 was July 30, 2021.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	28%	0%

PIMCO California Short Duration Municipal Income Fund	1	0	19%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2023

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Intermediate Municipal Bond Fund	$349	$0	$0	$1,247	$(110)	$(10,615)	$0	$0	$(9,129)

PIMCO California Municipal Bond Fund	99	0	0	(487)	(9)	(7,371)	0	0	(7,768)

PIMCO California Short Duration Municipal Income Fund	149	0	0	(1,649)	(72)	(6,270)	0	0	(7,842)

PIMCO High Yield Municipal Bond Fund	10,454	0	0	(126,414)	(1,327)	(139,031)	0	0	(256,318)

PIMCO Municipal Bond Fund	4,633	0	0	(8,808)	(731)	(127,600)	0	0	(132,506)

PIMCO National Intermediate Municipal Bond Fund	35	0	0	7,587	(11)	(8,441)	0	0	(830)

PIMCO New York Municipal Bond Fund	398	0	0	(2,336)	(25)	(31,306)	0	0	(33,269)

PIMCO Short Duration Municipal Income Fund	467	0	0	(3,272)	(55)	(16,972)	0	0	(19,832)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on interest accrued on defaulted securities, swap contracts, return of capital distributions, inverse floaters, and RIB/TOB adjustments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end and organizational expenditures.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through March 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$6,824	$3,791

PIMCO California Municipal Bond Fund	4,319	3,052

PIMCO California Short Duration Municipal Income Fund	5,084	1,186

PIMCO High Yield Municipal Bond Fund	62,317	76,714

PIMCO Municipal Bond Fund	69,937	57,663

PIMCO National Intermediate Municipal Bond Fund	4,309	4,132

PIMCO New York Municipal Bond Fund	14,226	17,080

PIMCO Short Duration Municipal Income Fund	12,530	4,442

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2023	99

Notes to Financial Statements	(Cont.)	March 31, 2023

As of March 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$144,517	$2,770	$(1,523)	$1,247

PIMCO California Municipal Bond Fund	122,612	2,342	(2,831)	(489)

PIMCO California Short Duration Municipal Income Fund	184,592	905	(2,553)	(1,648)

PIMCO High Yield Municipal Bond Fund	2,942,801	63,325	(189,696)	(126,371)

PIMCO Municipal Bond Fund	1,937,027	40,996	(49,781)	(8,785)

PIMCO National Intermediate Municipal Bond Fund	439,635	9,453	(1,865)	7,588

PIMCO New York Municipal Bond Fund	485,294	8,553	(11,021)	(2,468)

PIMCO Short Duration Municipal Income Fund	460,592	2,405	(5,677)	(3,272)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on interest accrued on defaulted securities, swap contracts, return of capital adjustments, and inverse floaters.

For the fiscal years ended March 31, 2023 and March 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2023				March 31, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$2,927	$336	$0	$0	$3,533	$185	$0	$0

PIMCO California Municipal Bond Fund	2,875	390	0	0	1,749	162	0	0

PIMCO California Short Duration Municipal Income Fund	2,873	431	0	0	1,357	67	0	0

PIMCO High Yield Municipal Bond Fund	87,753	21,513	4,513	0	79,460	27,843	10,502	0

PIMCO Municipal Bond Fund	51,345	7,707	0	0	41,667	3,014	0	0

PIMCO National Intermediate Municipal Bond Fund	7,732	1,107	0	0	3,070	383	0	0

PIMCO New York Municipal Bond Fund	13,209	1,162	0	0	11,052	547	0	0

PIMCO Short Duration Municipal Income Fund	8,160	1,007	0	0	3,996	381	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2023

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2023	101

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPS	J.P. Morgan Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR	US0003M	ICE 3-Month USD LIBOR

SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance	GNMA	Government National Mortgage Association	SGI	Syncora Guarantee, Inc.

Other Abbreviations:

BABs	Build America Bonds	TBA	To-Be-Announced

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO California Intermediate Municipal Bond Fund	0.00%	0.00%	$3,263	$0	$0

PIMCO California Municipal Bond Fund	0.00%	0.00%	3,265	0	0

PIMCO California Short Duration Municipal Income Fund	0.00%	0.00%	3,304	0	0

PIMCO High Yield Municipal Bond Fund	0.00%	0.00%	109,124	132	0

PIMCO Municipal Bond Fund	0.00%	0.00%	59,052	0	0

PIMCO National Intermediate Municipal Bond Fund	0.00%	0.00%	8,839	0	0

PIMCO New York Municipal Bond Fund	0.00%	0.00%	14,371	0	0

PIMCO Short Duration Municipal Income Fund	0.00%	0.00%	9,167	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Intermediate Municipal Bond Fund	0.00%

PIMCO California Municipal Bond Fund	0.00%

PIMCO California Short Duration Municipal Income Fund	0.00%

PIMCO High Yield Municipal Bond Fund	0.00%

PIMCO Municipal Bond Fund	0.00%

PIMCO National Intermediate Municipal Bond Fund	0.00%

PIMCO New York Municipal Bond Fund	0.00%

PIMCO Short Duration Municipal Income Fund	0.00%

ANNUAL REPORT	|	MARCH 31, 2023	103

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2023.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2023	105

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of May 17, 2023.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2023	107

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022.
The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2023.

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3009AR_033123

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2023	$5,848,934
	March 31, 2022	$6,230,407

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2023	$—
	March 31, 2022	$—

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2023	$23,000
	March 31, 2022	$54,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2023	$—
	March 31, 2022	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	March 31, 2023	March 31, 2022
PIMCO Funds	$23,000	$54,000
Pacific Investment Management Company LLC (“PIMCO”)	20,623,949	17,032,691

Totals	$20,646,949	$17,086,691

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: May 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: May 31, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: May 31, 2023